As filed with the Securities and Exchange Commission on June 3, 2022

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22378

DoubleLine Funds Trust

(Exact name of registrant as specified in charter)

2002 North Tampa Street, Suite 200

Tampa, FL 33602

(Address of principal executive offices) (Zip code)

Ronald R. Redell

President

DoubleLine Funds Trust

2002 North Tampa Street, Suite 200

Tampa, FL 33602

(Name and address of agent for service)

(813) 791-7333

Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2022

Item 1. Reports to Stockholders.

(a)

Annual Report March 31, 2022

Class	Class	Class	Class
I	N	A	R	6
Shares	Shares	Shares	Shares
DoubleLine Total Return Bond Fund	DBLTX	DLTNX	–	DDTRX
DoubleLine Core Fixed Income Fund	DBLFX	DLFNX	–	DDCFX
DoubleLine Emerging Markets Fixed Income Fund	DBLEX	DLENX	–	–
DoubleLine Multi-Asset Growth Fund	DMLIX	DMLNX	DMLAX	–
DoubleLine Low Duration Bond Fund	DBLSX	DLSNX	–	DDLDX
DoubleLine Floating Rate Fund	DBFRX	DLFRX	–	–
DoubleLine Shiller Enhanced CAPE®	DSEEX	DSENX	–	DDCPX
DoubleLine Flexible Income Fund	DFLEX	DLINX	–	DFFLX
DoubleLine Low Duration Emerging Markets Fixed Income Fund	DBLLX	DELNX	–	–
DoubleLine Long Duration Total Return Bond Fund	DBLDX	DLLDX	–	–
DoubleLine Strategic Commodity Fund	DBCMX	DLCMX	–	–
DoubleLine Global Bond Fund	DBLGX	DLGBX	–	–
DoubleLine Infrastructure Income Fund	BILDX	BILTX	–	–
DoubleLine Ultra Short Bond Fund	DBULX	DLUSX	–	–
DoubleLine Shiller Enhanced International CAPE®	DSEUX	DLEUX	–	–
DoubleLine Real Estate and Income Fund	DBRIX	DLREX	–	–
DoubleLine Emerging Markets Local Currency Bond Fund	DBELX	DLELX	–	–
DoubleLine Income Fund	DBLIX	DBLNX	–	–
DoubleLine Multi-Asset Trend Fund	DBMOX	DLMOX	–	–

DoubleLine || 2002 North Tampa Street, Suite 200 || Tampa, FL 33602 || (813) 791-7333

fundinfo@doubleline.com || www.doubleline.com

Annual Report	|	March 31, 2022	3

President’s Letter	(Unaudited) March 31, 2022

Dear DoubleLine Funds Shareholder,

On behalf of the DoubleLine Funds, I am pleased to deliver the Annual Report for the 12-month period ended March 31, 2022. On the following pages, you will find specific information regarding each Fund’s operations and holdings. In addition, we discuss each Fund’s investment performance and the main drivers of that performance during the reporting period.

If you have any questions regarding the DoubleLine Funds, please don’t hesitate to call us at 1 (877) DLINE 11 / 1 (877) 354-6311 or visit our website www.doublelinefunds.com, where our investment management team offers deeper insights and analysis on relevant capital market activity impacting investors today. We value the trust that you have placed with us, and we will continue to strive to offer thoughtful investment solutions to our shareholders.

Sincerely,

Ronald R. Redell, CFA

President

DoubleLine Funds Trust

May 1, 2022

4	DoubleLine Funds Trust

Financial Markets Highlights	(Unaudited) March 31, 2022

•	Agency Residential Mortgage-Backed and Agency Commercial Mortgage-Backed Securities

For the 12-month period ended March 31, 2022, Agency residential mortgage-backed securities (RMBS) and Agency commercial mortgage-backed securities (CMBS) posted negative returns. The Bloomberg US Mortgage-Backed Securities (MBS) Index returned negative 4.92%, underperforming the Bloomberg US Government Bond Index and Bloomberg US Corporate Bond Index. Shorter-duration assets generally outperformed longer-duration assets with risk-free interest rates increasing over the period. U.S. Treasury yields rose substantially, with two-year yields up 217 basis points (bps) and 10-year yields up 60 bps. The 30-year mortgage rate rose 150 bps, as measured by the Freddie Mac U.S. Mortgage Market Survey 30 Year Homeowner Commitment National Index, peaking at roughly 4.7% by the end of March. Duration within the MBS sector lengthened over the period with the duration of the Bloomberg US MBS Index growing to 5.18 years from 4.09 years. As risk-free interest rates increased, Agency MBS and Agency CMBS spreads widened and performance weakened due to elevated levels of interest rate volatility coupled with extension concerns. Gross issuance for Agency RMBS reached $3.1 trillion; gross issuance for Agency CMBS reached roughly $175 billion. In its March meeting, the Federal Open Market Committee increased the federal funds rate 25 bps while also suggesting that the beginning of the Federal Reserve’s balance-sheet runoff could arrive as early as May. With markets pricing in between eight and nine additional hikes in 2022, we expect market volatility to remain elevated and reduced liquidity in the near term.

•	Non-Agency Residential Mortgage-Backed Securities

For the 12-month period ended March 31, 2022, non-Agency residential mortgage-backed securities weakened, as strong supply of new issuance coupled with rising U.S. Treasury yields weighed negatively on the sector. However, credit fundamentals remained solid, as the mortgage forbearance rate declined 320 basis points (bps) to finish the period at 2.00% for private-label mortgages, as measured by real estate lending data firm Black Knight. Home prices remained near their all-time highs, posting 19.1% year-over-year growth in January, the most recent month for which data was available as measured by the S&P CoreLogic Case-Shiller 20-City Composite Home Price NSA Index. The supply of existing homes available to purchase at the current pace of sales fell to 1.7 months in February, the most recent month for which data was available as measured by the National Association of Realtors Existing-Home Sales Report, signaling severe lack of supply. The Freddie Mac U.S. Mortgage Market Survey 30-Year Homeowner Commitment National Index rose 150 bps to finish the 12-month period at 4.67%. The period recorded $221 billion in gross issuance compared to $114.6 billion in the same period a year ago, according to BofA Global Research, which expects net issuance to increase to $66 billion for calendar year 2022 versus $6 billion in 2021.

•	Non-Agency Commercial Mortgage-Backed Securities

For the 12-month period ended March 31, 2022, $177.5 billion of new-issue non-Agency commercial mortgage-backed securities (CMBS) priced, compared to $64.3 billion in the previous 12-month period. Investors gained confidence in the handling of the COVID-19 pandemic in 2021, contributing to a record year for new issuance, totaling $157.1 billion, a 141% increase over 2020 and a 33% increase over 2019. While the first three months of 2022 marked strong issuance volume of $44.7 billion, an 84% increase over the same period a year ago, issuance slowed down in the latter part of the period as a result of macroeconomic and geopolitical risks. Secondary non-Agency CMBS spreads were mixed throughout the 12-month period, initially stabilizing in the first half of 2021 but moving wider in the fourth quarter as a result of heavy sustained issuance. Spreads widened further in the first quarter of 2022 as investors weighed the impact of inflation, higher interest rates and a protracted Russia-Ukraine war. Spreads widened 25 basis points (bps) for AAA last cash flows (LCFs) and 70 bps for BBB- LCFs. The 30-day-plus delinquency rate for commercial real estate loans fell to 3.73% at the end of March 2022 versus 6.58% a year ago, as measured by financial data firm Trepp. The rate’s dip in March 2022 was the 20th monthly decline in 21 months. The Bloomberg US CMBS ERISA Only Index returned negative 4.46% for the 12-month period, underperforming the broader Bloomberg US Aggregate Bond Index’s negative 4.15%. The RCA Commercial Property Price Index increased 19.4% for the 12-month period ended February 28, the most recent month for which data was available, compared to 7.3% over the previous 12-month period.

•	Emerging Markets Fixed Income

For the 12-month period ended March 31, 2022, the J.P. Morgan Emerging Markets Bond Index Global Diversified (EMBI GD), which tracks sovereign debt, returned negative 7.44%. The J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI BD), which tracks corporate debt, returned negative 7.25%. Spreads widened 46 basis points (bps) for the EMBI GD and 45 bps (yield to worst) for the CEMBI BD. However, the exclusion of Russia and Belarus from both indexes at the end of March significantly impacted performance, as spreads were significantly wider prior to their removal. Improving investor sentiment in the earlier part of the period

Annual Report	|	March 31, 2022	5

Financial Markets Highlights (Cont.)

would later be undercut by macro factors including rising inflation and worry over a more hawkish Federal Reserve. Concerns would only be amplified by the Russian invasion of Ukraine in February. Emerging markets (EM) credits broadly sold off subsequently, particularly in Europe. Sharply rising U.S Treasury yields during the 12-month period also detracted from returns. Returns across all regions were negative for the EMBI GD except for the Middle East’s slightly positive return. In the CEMBI BD, all regions were negative except for Africa’s slightly positive return. Europe was by far the worst-performing region in both indexes. EM high yield credits experienced less negative returns than their investment grade (IG) counterparts in both indexes, largely due to Russia’s IG rating prior to its invasion of Ukraine.

•	International Sovereign

For the 12-month period ended March 31, 2022, the FTSE World Government Bond Index (FTSE WGBI) returned negative 7.74%. The negative performance was driven by rising global bond yields and foreign exchange market depreciation against the U.S. dollar, as measured by the U.S. Dollar Index, which strengthened 5.45%. The dollar strengthened against most of its G-10 peers amid uncertainty regarding the economic recovery from the global health crisis and then as the Russian invasion of Ukraine toward the end of the period sparked a flight to safety in the greenback. The euro weakened versus the dollar over the 12-month period as the European Central Bank (ECB) maintained a more dovish stance than the Fed, even as the ECB grew increasingly hawkish after a series of record-high inflation prints in the eurozone. The Japanese yen was the worst-performing G-10 currency, reflecting continued monetary policy divergence between the Bank of Japan, which repeatedly reiterated its commitment to ultra-loose monetary policy, and most global central banks. Global government bond yields increased over the period amid rising inflation expectations that were exacerbated by the Russia-Ukraine war, which threatened to disrupt global commodity supplies and push prices even higher. Global government yield curves flattened over the period, with market participants increasingly concerned that the geopolitical conflict and monetary policy tightening could derail economic growth. Government bond exposures in Japan, the U.S., France, Italy and Germany were among the largest detractors from performance of the FTSE WGBI in the 12-month period. Government bonds from China and Mexico contributed to performance.

•	U.S. Investment Grade Credit

For the 12-month period ended March 31, 2022, U.S. investment grade (IG) corporate credit spreads, as measured by the Bloomberg US Credit Index, widened 22 basis points (bps), underperforming duration-matched U.S. Treasuries by 81 bps. The index’s return was negative 4.16%, as returns for the asset class were impacted by moves in the Treasury market. Treasury yields rose across the curve, with the five-year yield up 152 bps, the 10-year yield up 60 bps and the 30-year yield up 4 bps. Energy-related sectors marked the best returns, led by independent energy, oilfield services and midstream. The worst-performing sectors were industrial (other), tobacco and cable satellite. At the ratings level, bonds rated AAA returned negative 3.95%, bonds rated AA returned negative 4.07%, bonds rated BBB returned negative 4.11%, and bonds rated A returned negative 4.28%. Short-duration credit returned negative 2.60% versus intermediate-duration credit’s negative 4.05% and long-duration credit’s negative 4.24%. U.S. dollar-denominated gross new issuance was a strong $1.66 trillion, according to Barclays, while net issuance came in at $569.9 billion. IG fund inflows were $172.7 billion, according to data from financial data firm EPFR Global as reported by Wells Fargo.

•	Bank Loans

For the 12-month period ended March 31, 2022, the S&P/LSTA Leveraged Loan Index returned 3.25%, driven mainly by interest income, with lower-quality loans leading the way. Loans rated CCC returned 4.68%, outperforming loans rated B, which were up 3.58%, and loans rated BB, which were up 2.18%. The best-performing sectors were nonferrous metals-minerals (+11.34%), oil and gas (+7.43%) and cosmetics-toiletries (+6.20%). Radio and television (-0.65%) was the only sector with a negative return. The weighted average bid price of the index was virtually unchanged across the period, rising to $97.60 from $97.55. The trailing 12-month default rate on a principal basis declined to 0.19% in March from 3.15% a year ago.

•	U.S. High Yield Credit

For the 12-month period ended March 31, 2022, the Bloomberg US Corporate High Yield Index returned negative 0.66%. Intermediate-duration bonds returned negative 0.68%, outperforming long-duration bonds, which returned negative 1.18%. Bonds rated CCC outpaced those with higher ratings, returning 0.77%, while bonds rated B returned negative 0.02%, and bonds rated BB returned negative 1.46%, as measured by the index. Notable outperformers by industry were oil field services, independent energy and refining. Notable underperformers were wireless, pharmaceuticals and cable satellite.

6	DoubleLine Funds Trust

(Unaudited) March 31, 2022

•	Collateralized Loan Obligations

For the 12-month period ended March 31, 2022, the collateralized loan obligation (CLO) market priced $177.6 billion in new issuance across 358 deals. Refinancing and reset activity contributed an additional $194.7 billion to supply via 420 deals, with resets accounting for 61% of that total. While CLO market-value based metrics saw little net change over the 12-month period, CLO fundamentals continued to strengthen. The last 12-month U.S. leveraged loan default rate by principal amount fell nearly 3 basis points, ending the period at 0.19%, its lowest level since December 2011. CLO secondary trading volume rose 59% in the 12-month period, per Trade Reporting and Compliance Engine data. Spread movements across the capital structure varied, with investment grade tranches widening as indexes for new-issue CLOs migrated from LIBOR to the Secured Overnight Financing Rate. The J.P. Morgan Collateralized Loan Obligation Total Return Level Index returned 1.22% over the 12-month period.

•	Global Equities

For the 12-month period ended March 31, 2022, global equities were up 7.74%, as measured by the Morgan Stanley Capital International All Country World Index (MSCI ACWI). U.S. equities outperformed the MSCI ACWI, with the S&P 500 Index returning 15.63%. European equities underperformed, with the Euro Stoxx 50 Index returning 2.10%. Asian equity markets mostly underperformed, with Japanese equities down 2.96%, as measured by the Nikkei 225 Index. Chinese equities were down 3.49%, as measured by the Shanghai Stock Exchange Composite Index, and Hong Kong’s Hang Seng Index was down 20.44%. Emerging markets equities declined 11.13%, as measured by the Morgan Stanley Capital International Emerging Markets Index.

•	Commodities

For the 12-month period ended March 31, 2022, the broad commodity market rallied, with the S&P GSCI up 64.37% and the Bloomberg Commodity Index up 49.09%. The best-performing sector was energy (+92.98%), as measured by the S&P GSCI, with every subsector surging: oil and gas (+120.44%), heating oil (+111.53%), natural gas (+111.17%), Brent crude (+89.31%), WTI crude (+86.61%) and unleaded gasoline (+80.32%). The precious metals sector was the laggard, though it still appreciated 11.76%. Gold rose 13.01%, and silver increased 1.56%. Industrial metals gained 39.79%, led by nickel, which rose 101.67%. On March 7 when nickel futures opened for trading on the London Metals Exchange (LME), the April futures contract rose over 90%. The sudden but sustained volatility forced the LME to halt trading March 8, with nickel trading suspended until March 16. As investors were trying to unpack the situation, details emerged that a nickel producer in China held a large short position in nickel, and as market participants drove prices higher, it triggered large margin calls for the Chinese producer. The agriculture sector grew 43.34%, with coffee (+72.77%) and cotton (+72.16%) the strongest performers, and sugar (+29.78%) and cocoa (+2.32%) the laggards.

•	Infrastructure Debt

For the 12-month period ended March 31, 2022, infrastructure debt performed roughly in line with the Bloomberg US Aggregate Bond Index return of negative 4.15%. The negative returns were primarily driven by duration impacts and spread widening as the Federal Reserve pivoted to substantially more hawkish monetary policy. The two- and 10-year portions of the U.S. Treasury yield curve rose 217 basis points (bps) and 60 bps, respectively, a meaningful headwind for fixed-rate debt of all kinds. Despite these movements, the underlying credit performance of infrastructure assets remained quite strong, as corporate entities maintained strong profit margins and securitized positions experienced relatively low delinquency rates. Lower-duration aviation debt exposures to developed market airlines were a top performer as U.S. travel volumes rebounded. Longer-duration infrastructure sectors such as utilities experienced larger declines than shorter-duration sectors. Primary market activity was robust as investor demand for clean-energy assets remained especially strong.

•	Asset-Backed Securities

For the 12-month period ended March 31, 2022, the asset-backed security (ABS) sector outperformed the broader U.S. fixed income market but still experienced a negative return. The Bloomberg US ABS Index returned negative 3.06%, and the ICE Bank of America U.S. Fixed-Rate Miscellaneous ABS Index returned negative 3.30%, which compared favorably to the longer-duration Bloomberg US Aggregate Bond Index return of negative 4.15%. This period in the markets was generally characterized by rising interest rates and widening credit spreads. In response to persistently high inflation, the Federal Reserve embarked on a more hawkish policy, which sent two- and 10-year U.S. Treasury yields up 217 basis points (bps) and 60 bps, respectively. One standout sector in the market was rail car ABS, which experienced some spread tightening as global shipping volumes rebounded. Longer-duration, credit-sensitive ABS sectors such as subprime auto loans fared slightly worse. Despite the dramatic changes across the period, the capital market environment for ABS remained strong with over $290 billion in new issuance.

Annual Report	|	March 31, 2022	7

Financial Markets Highlights (Cont.)

•	U.S. Equities

For the 12-month period ended March 31, 2022, the U.S. equity market experienced positive performance, with the S&P 500 Index up 15.65% and Dow Jones Industrial Average up 7.11%. The Russell 1000 Growth Index, which tracks growth stocks, returned 14.98%, outperforming the 11.67% of the Russell 1000 Value Index, which tracks value stocks. Small-cap stocks lagged, returning negative 5.79%, as measured by the Russell 2000 Index. The best-performing sectors were energy (+63.26%), technology (+20.64%) and utilities (+19.93%), according to the Consumer Discretionary Select Sector Total Return Index. The biggest laggards were communication services (-5.35%), industrials (+6.14%) and consumer discretionary (+10.88%).

•	U.S. Government Securities

For the 12-month period ended March 31, 2022, significant shifts in rates, inflation expectations and Federal Reserve policy resulted in a Bloomberg US Treasury Index return of negative 3.67%. The index returned negative 5.58% in the first quarter of 2022, the worst quarterly return since the inception of the index in 1973. On March 31, 2021, the two-year U.S. Treasury yield was 0.16%, and the 10-year yield was 1.74%. Year-over-year inflation rose from 2.6% that month to a somewhat elevated 5.5% by September but was still largely deemed “transitory.” Perception shifted to a less benign view of inflation through the fourth quarter, and the Fed began to move to more hawkish rhetoric. By year-end, the 10-year yield was down modestly from March, but the two-year yield had risen to 0.75%. Expectations increased for persistent inflation and more Fed hikes to the federal funds rate. Inflation continued to increase sharply in the first quarter of 2022, aggravated by the Russian invasion of Ukraine in February. Fed communication became aggressively hawkish, focused on stabilizing prices. Expected five-year inflation moved as high as 3.75% in March, and Fed rate hikes expected in 2022 rose to nearly 10 – including the initial hike of 25 basis points (bps) in March. The two-year Treasury jumped 160 bps in the first quarter to end the period at 2.33%. The 10-year Treasury rose to a nearly identical 2.34%. The sharply flatter yield curve reflected market expectations for Fed policy shifts as well as expectations that those policy shifts would slow the economy and inflation, leading to a policy reversal in late 2023.

8	DoubleLine Funds Trust

Management’s Discussion of Fund Performance	(Unaudited) March 31, 2022

DoubleLine Total Return Bond Fund

For the 12-month period ended March 31, 2022, the DoubleLine Total Return Bond Fund outperformed the benchmark Bloomberg US Aggregate Bond Index return of negative 4.15%. The primary drivers of the Fund’s outperformance were an overweight in securitized credit and shorter duration relative to the index. Securitized credit sectors in the Fund, including non-Agency residential mortgage-backed securities (RMBS) and collateralized loan obligations (CLOs), outperformed investment grade corporate bonds in the index. Non-Agency RMBS, the Fund’s largest credit exposure at approximately 28%, and the Fund’s CLO positions, which comprised roughly 3% of the Fund, generated positive returns. The Fund’s average duration during the period of 4.4 years relative to the index’s 6.5 years contributed to the Fund’s performance during a period in which the 10-year U.S. Treasury yield rose 60 basis points (bps) and 30-year yield rose 4 bps. The Fund’s Agency mortgage-backed securities and Treasury positions, which carried longer durations, were the biggest detractors from the Fund’s performance.

12-Month Period Ended 3-31-22	12-months

I Share	-3.14%

N Share	-3.38%

R6 Share	-2.99%

Bloomberg US Aggregate Bond Index*	-4.15%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Core Fixed Income Fund

For the 12-month period ended March 31, 2022, the DoubleLine Core Fixed Income Fund outperformed the benchmark Bloomberg US Aggregate Bond Index return of negative 4.15%. The Fund’s outperformance was primarily driven by an overweight in nontraditional credit sectors and shorter duration positioning relative to the index. Nontraditional credit sectors within the Fund generally outperformed investment grade (IG) corporate bonds within the index. Those nontraditional sectors included non-Agency residential mortgage-backed securities (MBS), commercial MBS, asset-backed securities, collateralized loan obligations (CLOs), bank loans and U.S. high yield corporate bonds. CLOs, up 2.94%, and bank loans, up 3.39%, were the biggest contributors to the Fund’s performance. The Fund’s average duration of 4.9 years during the period was shorter than the index’s 6.5 years, which contributed to the Fund’s outperformance, as five-year U.S. Treasury yields rose 152 basis points (bps), 10-year yields rose 60 bps, and 30-year yields rose 4 bps. Treasuries, Agency MBS and IG corporate bonds detracted the most from the Fund’s performance.

12-Month Period Ended 3-31-22	12-months

I Share	-3.19%

N Share	-3.43%

R6 Share	-3.25%

Bloomberg US Aggregate Bond Index*	-4.15%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Emerging Markets Fixed Income Fund

For the 12-month period ended March 31, 2022, the DoubleLine Emerging Markets Fixed Income Fund outperformed the benchmark J.P. Morgan Emerging Markets Bond Index Global Diversified (EMBI GD) return of negative 7.44%. The weak EMBI GD performance was driven by a sharp rise in U.S. Treasury yields and spread widening due to macroeconomic headwinds and geopolitical tensions, with large negative returns in Europe following the Russian invasion of Ukraine in the first quarter of 2022. The Middle East was the only region in the index with a positive return. The Fund’s outperformance was driven primarily by its underweight relative to the index in Europe, in particular Russia and Ukraine, as well as its overweight in Brazil, Colombia and Peru. The Fund’s allocation to Mexican credits and underweight in African and Middle Eastern countries detracted from performance.

12-Month Period Ended 3-31-22	12-months

I Share	-4.46%

N Share	-4.60%

J.P. Morgan Emerging Markets Bond Index Global Diversified*	-7.44%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

Annual Report	|	March 31, 2022	9

Management’s Discussion of Fund Performance (Cont.)

DoubleLine Multi-Asset Growth Fund

For the 12-month period ended March 31, 2022, the DoubleLine Multi-Asset Growth Fund underperformed its blended benchmark return of 2.80%. The Fund’s equity allocation underperformed the benchmark Morgan Stanley Capital International All Country World Index return of 7.74%. Contributing to the Fund’s performance were allocations to the iShares MSCI Canada ETF and Shiller Barclays CAPE® U.S. Sector Total Return USD Index, with exposure to the latter gained through the use of swap contracts. The Fund’s allocations to U.S. small-cap and Chilean equities detracted. The Fund’s fixed income allocation contributed to performance, with a significant underweight in duration relative to the benchmark Bloomberg Global Aggregate Bond Index and the performance of other DoubleLine funds in the Fund leading to outperformance versus the Bloomberg Global Aggregate Bond Index return of negative 3.9%. The Fund’s investments in real assets were down slightly from a year ago.

12-Month Period Ended 3-31-22	12-months

I Share	2.43%

A Share*

Without Load	2.10%

With Load	-2.24%

S&P 500 Index**	15.65%

Blended Benchmark USD Unhedged**,***	1.72%

Blended Benchmark USD Hedged**,***	2.80%

*

Performance data shown for the Multi-Asset Growth Fund reflect the Class A maximum sales charge of 4.25%. The Multi-Asset Growth Fund imposes a Deferred Sales Charge of 0.75% on purchases of $1 million or more of Class A shares if redeemed within 18 months of purchase. Performance data shown for the Class A No Load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted. Performance data does not reflect the deferred sales charge. If it had, returns would have been reduced.

**	Reflects no deduction for fees, expenses, or taxes.

***

The Blended Benchmark Unhedged is MSCI ACWI (60%)/Bloomberg Global Aggregate Bond Index (40%). The Blended Benchmark USD Hedged is MSCI ACWI (60%)/Bloomberg Global Aggregate Bond Index (40%) hedged to USD.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Low Duration Bond Fund

For the 12-month period ended March 31, 2022, the DoubleLine Low Duration Bond Fund outperformed the benchmark ICE Bank of America 1-3 Year U.S. Treasury Index return of negative 2.84%. The Fund’s outperformance was primarily driven by an overweight relative to the index in nontraditional credit sectors, which mostly outperformed Treasury bonds in the index. The nontraditional sectors within the Fund included non-Agency residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, collateralized loan obligations, bank loans and emerging markets debt. Residential and Agency mortgage-backed securities, and emerging markets bonds detracted the most from the Fund’s performance.

12-Month Period Ended 3-31-22	12-months

I Share	-1.42%

N Share	-1.57%

R6 Share	-1.39%

ICE Bank of America 1-3 Year U.S. Treasury Index*	-2.84%

Bloomberg US Aggregate 1-3 Year Bond Index*	-2.91%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Floating Rate Fund

For the 12-month period ended March 31, 2022, the DoubleLine Floating Rate Fund underperformed the benchmark S&P/LSTA Leveraged Loan Index return of 3.25%. The Fund’s bank loan allocation outperformed the index on a gross basis. The Fund generally maintained an overweight position relative to the index in loans rated B, and an underweight position in loans rated BB and CCC. BB loans underperformed the index, B loans outperformed, and CCC loans outperformed materially. The Fund’s underweight in BB loans and overweight in B loans contributed to performance while the low weighting in CCC loans detracted. On a sector basis, the Fund was overweight in business

10	DoubleLine Funds Trust

(Unaudited) March 31, 2022

equipment and services relative to the index, which contributed to performance; an overweight in healthcare, retailers, chemicals and plastics detracted. The Fund’s underweight in telecom, automotive, and building and development contributed to performance; an underweight in oil and gas, and lodging and casinos detracted. The Fund’s exposure to high yield bonds detracted from performance as did its small cash balance.

12-Month Period Ended 3-31-22	12-months

I Share*	2.40%

N Share*	2.15%

S&P/LSTA Leveraged Loan Index**	3.25%

*

The Floating Rate Fund imposes a 1.00% redemption fee on all share classes if shares are sold within 90 days of purchase. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

**	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Shiller Enhanced CAPE®

For the 12-month period ended March 31, 2022, DoubleLine Shiller Enhanced CAPE® underperformed the benchmark S&P 500 Index return of 15.65%. During the period, the Shiller Barclays CAPE® U.S. Sector Total Return USD Index, to which the Fund gained exposure through the use of swap contracts, was allocated to six sectors: consumer staples, communication services, financials, healthcare, technology and real estate. The Fund’s fixed income portfolio decreased in value. The best-performing sector was bank loans; the worst performer was Agency mortgage-backed securities.

12-Month Period Ended 3-31-22	12-months

I Share	10.96%

N Share	10.69%

R6 Share	11.07%

S&P 500 Index*	15.65%

Shiller Barclays CAPE® U.S. Sector Total Return USD Index*	13.26%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Flexible Income Fund

For the 12-month period ended March 31, 2022, the DoubleLine Flexible Income Fund outperformed the benchmark ICE Bank of America 1-3 Year Eurodollar Index return of negative 2.59%. The U.S. Treasury yield curve flattened from the shorter-duration sections rising as market participants adjusted expectations for future increases to the federal funds rate. Given the activity in Treasury yields, floating-rate assets in the Fund such as bank loans, collateralized loan obligations and portions of the commercial mortgage-backed securities market contributed to the Fund’s outperformance while all other sectors detracted. Over the first quarter of 2022, risk sentiment was weighed down by a litany of factors including central bank policy tightening, the Russia-Ukraine war and inflationary pressures. As a result, credit-sensitive sectors experienced spread widening, with emerging markets debt detracting the most from the Fund’s performance over the 12-month period.

12-Month Period Ended 3-31-22	12-months

I Share	-0.91%

N Share	-1.26%

R6 Share	-0.98%

ICE Bank of America 1-3 Year Eurodollar Index*	-2.59%

LIBOR USD 3 Month*	0.20%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

Annual Report	|	March 31, 2022	11

Management’s Discussion of Fund Performance (Cont.)

DoubleLine Low Duration Emerging Markets Fixed Income Fund

For the 12-month period ended March 31, 2022, the DoubleLine Low Duration Emerging Markets Fixed Income Fund posted a negative return but outperformed the benchmark J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI BD) 1-3 Year return of negative 7.37%. The largest contributor to the Fund’s outperformance was its underweight in Europe, especially with no exposure to Russia, as well as its overweight in Latin America, which was the second best-performing region in the index. The Fund’s longer duration relative to the index in a period of rising rates, and its underweight in African and Middle Eastern countries detracted from performance.

12-Month Period Ended 3-31-22	12-months

I Share	-3.10%

N Share	-3.24%

J.P. Morgan CEMBI BD 1-3 Year*	-7.37%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Long Duration Total Return Bond Fund

For the 12-month period ended March 31, 2022, the DoubleLine Long Duration Total Return Bond Fund’s Class I shares outperformed the benchmark Bloomberg US Long Government/Credit Index return of negative 3.11% while the Class N shares underperformed. The primary drivers of the Fund’s outperformance were no exposure to corporate bonds, an overweight relative to the index in longer-duration Agency mortgage-backed securities (MBS) and security selection. The Fund’s overweight relative to the index in Agency MBS, which averaged approximately 67% of the Fund’s allocation, contributed to performance, as long-duration Agency MBS outperformed long-duration U.S. Treasuries in the period. In addition, security selection in the Fund’s Agency MBS and government allocations was accretive. Duration positioning modestly contributed to performance, as the Fund’s average duration for the period was 16.0 years relative to the index’s 16.4 years during a period in which the 10-year Treasury yield rose 60 basis points (bps), and 30-year Treasury yield rose 4 bps. While the Fund’s long-duration Agency MBS positions outperformed the index, these positions detracted most from the Fund’s overall performance.

12-Month Period Ended 3-31-22	12-months

I Share	-2.89%

N Share	-3.48%

Bloomberg US Long Government/Credit Index*	-3.11%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Strategic Commodity Fund

For the 12-month period ended March 31, 2022, the DoubleLine Strategic Commodity Fund underperformed the benchmark Bloomberg Commodity Index Total Return of 49.25%. The Fund’s commodity exposure was 100% allocated to the Morgan Stanley Backwardation Focused Multi-Commodity Index (beta exposure), to which the Fund gained exposure through the use of swap contracts. The Morgan Stanley index returned 51.36% in the period. The Fund’s use of derivative instruments to gain exposure to commodities facilitated investment of the Fund’s remaining assets in U.S. Treasuries, which added incremental return.

12-Month Period Ended 3-31-22	12-months

I Share	48.24%

N Share	47.78%

Bloomberg Commodity Index Total Return*	49.25%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

12	DoubleLine Funds Trust

(Unaudited) March 31, 2022

DoubleLine Global Bond Fund

For the 12-month period ended March 31, 2022, the DoubleLine Global Bond Fund underperformed the benchmark FTSE World Government Bond Index return of negative 7.74%. The negative performance of the Fund and index was driven by rising global bond yields and foreign exchange market depreciation against the U.S. dollar, as measured by the U.S. Dollar Index, which increased 5.45%. The dollar strengthened against most of its G-10 peers amid uncertainty regarding the economic recovery from the global health crisis and also was boosted toward the end of the period after the Russia-Ukraine war sparked a flight to safety into the greenback. The Fund continued to utilize currency-forward contracts to hedge currency risk during the period. The Fund’s shorter duration and underweight to core and periphery European countries relative to the index, as well as its cash balance, contributed to performance. The Fund’s underweight in the U.S., and overweight in Central and Eastern Europe detracted.

12-Month Period Ended 3-31-22	12-months

I Share	-8.29%

N Share	-8.45%

FTSE World Government Bond Index*	-7.74%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Infrastructure Income Fund

For the 12-month period ended March 31, 2022, the DoubleLine Infrastructure Income Fund slightly underperformed the Bloomberg US Aggregate Bond Index return of negative 4.15%. The main themes in the market during the period were persistently high inflation, the subsequent hawkish response from the Federal Reserve and the geopolitical fallout from the Russia-Ukraine war. All of these factors weighed on fixed income performance, as duration impacts caused prices to fall and macroeconomic volatility drove spreads wider. Nevertheless, the underlying credit trends for infrastructure assets remained strong, as corporate entities maintained solid earnings and securitized assets experienced minimal delinquencies. The best-performing infrastructure debt segment was aviation debt issued by top-tier domestic airlines. The worst-performing infrastructure sectors were intermediate-duration corporate bonds and transportation assets with exposure to emerging markets. Primary-market issuance was especially healthy, boosted by growing investor enthusiasm for clean-energy assets.

12-Month Period Ended 3-31-22	12-months

I Share	-4.39%

N Share	-4.60%

Bloomberg US Aggregate Bond Index*	-4.15%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Ultra Short Bond Fund

For the 12-month period ended March 31, 2022, the DoubleLine Ultra Short Bond Fund underperformed the benchmark ICE Bank of America 3-Month U.S. Treasury Bill Index return of 0.06%. Within the Fund, corporate credit underperformed three-month Treasuries, with corporate spreads widening 14 basis points, as measured by the Bloomberg US 1-3 Year Credit Index. The Fund was overweight commercial paper and floating-rate notes relative to the ICE index, which detracted from performance. A corporate credit sell-off began in October 2021 as the market began to digest strong inflation data and the Federal Reserve’s expectation of rate hikes. The spread widening continued in March with the Russia-Ukraine war.

12-Month Period Ended 3-31-22	12-months

I Share	-0.38%

N Share	-0.63%

ICE Bank of America 3-Month U.S. Treasury Bill Index*	0.06%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

Annual Report	|	March 31, 2022	13

Management’s Discussion of Fund Performance (Cont.)

DoubleLine Shiller Enhanced International CAPE®

For the 12-month period ended March 31, 2022, DoubleLine Shiller Enhanced International CAPE® outperformed the broad European equity market, as measured by the benchmark Morgan Stanley Capital International (MSCI) Europe Net Total Return USD Index return of 3.51%. During the period, the Shiller Barclays CAPE® Europe Sector Net TR NoC USD Index (“the CAPE Index”), to which the Fund gained exposure through the use of swap contracts, was allocated to six sectors: communication services, consumer discretionary, consumer staples, healthcare, energy, financials and real estate. The Shiller Barclays CAPE® Europe Sector Net TR NoC USD Index returned 6.65% in the period. The Fund’s fixed income portfolio decreased in value. The best-performing sector was bank loans; the worst performer was Agency mortgage-backed securities.

12-Month Period Ended 3-31-22	12-months

I Share	5.05%

N Share	4.70%

MSCI Europe Net Total Return USD Index*	3.51%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Real Estate and Income Fund

For the 12-month period ended March 31, 2022, the DoubleLine Real Estate and Income Fund underperformed the benchmark Dow Jones U.S. Select Real Estate Investment Trust (REIT) Total Return Index return of 27.72%. The Fund’s exposure to the REIT sector of the U.S. equity market was obtained through the use of swap contracts referencing the DigitalBridge Fundamental US Real Estate Index; the index returned 24.76% in the period. The fixed income portion of the Fund increased in value, with commercial mortgage-backed securities and collateralized loan obligations as the best performers. Investment grade corporate bonds and government securities were the biggest laggards among the fixed income portion.

12-Month Period Ended 3-31-22	12-months

I Share	24.60%

N Share	24.31%

Dow Jones U.S. Select REIT Total Return Index*	27.72%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Emerging Markets Local Currency Bond Fund

For the 12-month period ended March 31, 2022, the DoubleLine Emerging Markets Local Currency Bond Fund posted a negative return but outperformed the benchmark J.P. Morgan Government Bond Index Emerging Markets Global Diversified (GBI-EM GD) return of negative 8.53%. The weak performance of the benchmark was driven by the sharp rise in global yields as well as large negative returns in Europe following the Russian invasion of Ukraine in the first quarter of 2022. The outperformance of the Fund was driven primarily by its underweight in Central and Eastern Europe, in particular Russia, relative to the index, and its underweight in Turkey. The largest detractor from the Fund’s performance was its positioning in emerging Asia, including its underweight in China and Malaysia, and overweight in the Philippines.

12-Month Period Ended 3-31-22	12-months

I Share	-3.90%

N Share	-4.08%

J.P. Morgan GBI-EM GD*	-8.53%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

14	DoubleLine Funds Trust

(Unaudited) March 31, 2022

DoubleLine Income Fund

For the 12-month period ended March 31, 2022, the DoubleLine Income Fund outperformed the Bloomberg US Aggregate Bond Index return of negative 4.15%. The Fund’s outperformance was driven by duration positioning and asset allocation relative to the index. The Fund consistently maintained a shorter duration than the index, which contributed to the Fund’s performance during a period in which U.S. Treasury yields rose. The Fund’s overweight in structured credit products relative to the index also contributed to performance. The best-performing sector in the Fund was collateralized loan obligations, as investors favored floating-rate products during a period of rising Treasury yields. Commercial mortgage-backed securities contributed positive returns due to improved credit fundamentals. The performance of asset-backed securities was flat, as prior gains were offset by weakness in aircraft-related debt securitizations. Non-Agency residential mortgage-backed securities detracted from the Fund’s performance, as the sector was met with a strong supply of new issuance in a period of rising Treasury yields. The Fund’s Agency mortgage-backed security and Treasury allocations detracted from performance, as the Federal Reserve shifted to a more hawkish stance on inflation.

12-Month Period Ended 3-31-22	12-months

I Share	-2.42%

N Share	-2.75%

Bloomberg US Aggregate Bond Index*	-4.15%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Multi-Asset Trend Fund

For the 12-month period ended March 31, 2022, the DoubleLine Multi-Asset Trend Fund underperformed the benchmark Credit Suisse Managed Futures Liquid Total Return U.S. Dollar (USD) Index return of 13.22%. During the period, the Fund’s exposure to trend-following investments was achieved using swap contracts referencing the BNP Paribas Multi-Asset Trend Index; the index returned 11.15% in the period. The Fund’s fixed income portfolio decreased in value. The best-performing sector was bank loans; the worst performer was U.S. government securities.

12-Month Period Ended 3-31-22	12-months

I Share	9.12%

N Share	8.85%

Credit Suisse Managed Futures Liquid Total Return USD Index*	13.22%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

Past Performance is not a guarantee of future results.

Opinions expressed herein are as of March 31, 2022, and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus.

A Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. You can obtain a Fund’s current prospectus and certain other regulatory filings by calling 1 (877) DLINE 11 / 1 (877) 354-6311, or visiting www.doublelinefunds.com. You should read the prospectus and other filings carefully before investing.

The performance information shown assumes the reinvestment of all dividends and distributions. Investment performance reflects management fees and other fund expenses, including any applicable fee waivers that are in effect with respect to a particular Fund. In the absence of such waivers, total return would be reduced. Returns over 1 year are average annual returns. Performance data quoted represents past performance; past performance does not guarantee future results and does not reflect the deduction of any taxes a shareholder would pay on fund distributions or the sale of fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. The Funds’ gross and net expense ratios shown are from the most recent prospectus and may change over time. See the financial highlights section of the financial statements for more recent expense ratios. The Funds’ gross and net expense ratios also include “acquired fund fees and expenses,” which are expenses incurred indirectly as a result of a Fund’s investments in one or more underlying funds, including ETFs and money market funds. Because these costs are indirect, the expense ratios will not correlate to the expense ratios in the Funds’ financial statements, since financial statements only include direct costs of the Funds and not indirect costs of investing in the underlying funds. Performance data current to the most recent month-end may be obtained by calling 1 (877) DLINE 11 / 1 (877) 354-6311 or by visiting www.doublelinefunds.com.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedules of Investments for a complete list of Fund holdings as of period end.

Annual Report	|	March 31, 2022	15

Management’s Discussion of Fund Performance (Cont.)

Mutual fund investing involves risk. Principal loss is possible.

Investments in securities related to real estate may decline in value as a result of factors affecting the real estate industry. Investments in debt securities typically decline in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Funds may invest in foreign securities (or derivatives which give exposure to foreign securities) which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Commodity-linked derivative instruments may involve additional costs and risks such as changes in commodity index volatility or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Investing in derivatives could result in losing more than the amount invested. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. Equities may decline in value due to both real and perceived general market, economic, and industry conditions. Exchange-traded fund investments involve additional risks such as the market price trading at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares. Floating rate loans and other floating rate investments are subject to credit risk, interest rate risk, counterparty risk and financial services risks, among others. In addition, the Funds may invest in other asset classes and investments such as, among others, REITs, credit default swaps, short sales, derivatives and smaller companies which include additional risks. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision-making, economic or market conditions or other unanticipated factors. Additional principal risks for the Funds can be found in the prospectus.

Diversification does not assure a profit or protect against loss in a declining market.

Earnings growth is not representative of a fund’s future performance.

Credit ratings from Moody’s Investor Services, Inc. (“Moody’s”) range from the highest rating of Aaa for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of C for the lowest rated class of bonds. Credit ratings from S&P Global Ratings (“S&P”) range from the highest rating of AAA for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of D for bonds that are in default. In limited situations when the rating agency has not issued a formal rating, the rating agency will classify the security as nonrated.

Credit ratings are determined from the highest available credit rating from any Nationally Recognized Statistical Rating Organization (“NRSRO”, generally S&P, Moody’s and Fitch Ratings, Inc.). DoubleLine chooses to display credit ratings using S&P’s rating convention, although the rating itself might be sourced from another NRSRO.

Index Disclaimers

Shiller Barclays CAPE® Index Disclaimers

Barclays Capital Inc. and its affiliates (“Barclays”) is not the issuer, sponsor or promoter of DoubleLine Shiller Enhanced CAPE® or DoubleLine Shiller Enhanced International CAPE® (together, in this paragraph, the “Funds”) and Barclays has no responsibilities, obligations or duties to investors in the Funds. The Shiller Barclays CAPE® US Sector TR USD Index and Shiller Barclays CAPE® Europe Sector Net TR NoC USD Index (each an “Index” and together the “Indices”) consist of the respective trademarks of Barclays Bank PLC and trademarks owned by or licensed to RSBB-I, LLC and Barclays Bank PLC and that are licensed for use by DoubleLine Funds Trust as the issuer of the Funds (the “Issuer”). Barclays’ only relationship with the Issuer in respect of the Indices is the licensing of these trademarks and the Indices which are determined, composed and calculated by Barclays without regard to the Issuer or the Funds or the owners of the Funds. Additionally, DoubleLine Capital LP may for the Funds execute transaction(s) with Barclays in or relating to the Funds’ respective Index in connection with which investors of one of the Funds acquire shares of their respective Fund from DoubleLine Funds Trust and investors neither acquire any interest in that Fund’s respective Index nor enter into any relationship of any kind whatsoever with Barclays upon making an investment in that Fund. The Funds are not sponsored, endorsed, sold or promoted by Barclays. Barclays does not make any representation or warranty, express or implied regarding the advisability of investing in the Funds or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Barclays has not passed on the legality or suitability of the Funds’ names or the Indices with respect to any person or entity. Barclays is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the shares of the Funds to be issued. Barclays has no obligation to take the needs of the Issuer or the owners of the Funds or any other third party into consideration in determining, composing or calculating the Indices. Barclays has no obligation or liability in connection with administration, marketing or trading of the Funds. The licensing agreement between DoubleLine Funds Trust and Barclays is solely for the benefit of the Funds and Barclays and not for the benefit of the owners of the Funds, investors or other third parties.

BARCLAYS SHALL HAVE NO LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE USE OF THE DOUBLELINE SHILLER ENHANCED CAPE® AND DOUBLELINE SHILLER ENHANCED INTERNATIONAL CAPE® NAMES, OR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX OR SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX OR SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX OR SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO DOUBLELINE SHILLER ENHANCED CAPE® AND DOUBLELINE SHILLER ENHANCED INTERNATIONAL CAPE® NAMES, THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX OR SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX AND SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX AND SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX. BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX OR SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE DOUBLELINE SHILLER ENHANCED CAPE® OR DOUBLELINE SHILLER ENHANCED INTERNATIONAL CAPE®.

None of the information supplied by Barclays Bank PLC and used in this publication may be reproduced in any manner without the prior written permission of Barclays Capital, the investment banking division of Barclays Bank PLC. Barclays Bank PLC is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

THE SHILLER BARCLAYS CAPE® US INDEX FAMILY AND SHILLER BARCLAYS CAPE® EUROPE INDEX FAMILY HAVE BEEN DEVELOPED IN PART BY RSBB-I, LLC, THE RESEARCH PRINCIPAL OF WHICH IS ROBERT J. SHILLER. RSBB-I, LLC IS NOT AN INVESTMENT ADVISER AND DOES NOT GUARANTEE THE ACCURACY AND COMPLETENESS OF THE SHILLER BARCLAYS CAPE® US INDEX FAMILY OR THE SHILLER BARCLAYS CAPE® EUROPE INDEX FAMILY OR ANY DATA OR METHODOLOGY EITHER INCLUDED THEREIN OR UPON WHICH THEY ARE BASED. RSBB-I, LLC SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN AND MAKES NO WARRANTIES EXPRESSED OR IMPLIED, AS TO THE PERFORMANCE OR RESULTS EXPERIENCED BY ANY PARTY FROM THE USE OF ANY INFORMATION INCLUDED THEREIN OR UPON WHICH IT IS BASED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF THE MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT THERETO, AND SHALL NOT BE LIABLE FOR ANY CLAIMS OR LOSSES OF ANY NATURE IN CONNECTION WITH THE USE OF SUCH INFORMATION, INCLUDING BUT NOT LIMITED TO, LOST PROFITS OR PUNITIVE OR CONSEQUENTIAL DAMAGES EVEN IF RSBB-I, LLC IS ADVISED OF THE POSSIBILITY OF SAME.

16	DoubleLine Funds Trust

(Unaudited) March 31, 2022

Morgan Stanley Index Disclaimers

NOTHING IN THE FOLLOWING DISCLAIMER IS INTENDED TO MODIFY THE OBLIGATIONS OF ANY MORGAN STANLEY AFFILIATE, INCLUDING WITHOUT LIMITATION, MORGAN STANLEY SMITH BARNEY LLC (“MSSB”), UNDER ANY APPLICABLE AGREEMENT BETWEEN ANY SUCH AFFILIATE AND ITS RESPECTIVE CLIENTS WHO PURCHASE FUND SHARES THROUGH SUCH AFFILIATE.

THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MORGAN STANLEY CAPITAL GROUP INC. (“MORGAN STANLEY”). NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS (WHICH FOR PURPOSES OF THIS DISCLAIMER INCLUDES WITHOUT LIMITATION ICE DATA, LLP, CHICAGO MERCANTILE EXCHANGE INC., AND THE LONDON METAL EXCHANGE) OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, REGARDING THE ADVISABILITY OF INVESTING IN THIS FUND OR THE ABILITY OF THE MORGAN STANLEY BFMCISM (THE “INDEX”) TO TRACK MARKET PERFORMANCE. THE INDEX IS THE EXCLUSIVE PROPERTY OF MORGAN STANLEY. MORGAN STANLEY AND THE INDEX ARE SERVICE MARKS OF MORGAN STANLEY AND/OR A MORGAN STANLEY AFFILIATE AND HAVE BEEN LICENSED TO DOUBLELINE ALTERNATIVES LP FOR USE FOR CERTAIN PURPOSES BY DOUBLELINE ALTERNATIVES LP (“LICENSEE”). MORGAN STANLEY HAS NO OBLIGATION TO TAKE THE NEEDS OF THE LICENSEE, ISSUER OR OWNERS OF THIS FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE INDEX. NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX IS RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND OR ITS ASSETS OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THIS FUND IS REDEEMABLE. NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX HAS OR WILL HAVE ANY OBLIGATION OR LIABILITY TO OWNERS OF THIS FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THIS FUND.

ALTHOUGH MORGAN STANLEY OR ITS AGENTS OR SERVICE PROVIDERS SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEX FROM SOURCES WHICH MORGAN STANLEY CONSIDERS RELIABLE, NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN. NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS AND COUNTERPARTIES, OWNERS OF OR INVESTORS IN THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND DO HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY OR ANY AGENT OF MORGAN STANLEY OR ANY MORGAN STANLEY AFFILIATE (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NO PURCHASER, SELLER OR HOLDER OF THIS SECURITY, OR ANY OTHER PERSON OR ENTITY, SHOULD USE OR REFER TO ANY MORGAN STANLEY TRADE NAME, TRADEMARK OR SERVICE MARK TO SPONSOR, ENDORSE, MARKET OR PROMOTE THIS PRODUCT WITHOUT FIRST CONTACTING MORGAN STANLEY TO DETERMINE WHETHER MORGAN STANLEY’S PERMISSION IS REQUIRED. UNDER NO CIRCUMSTANCES MAY ANY PERSON OR ENTITY CLAIM ANY AFFILIATION WITH MORGAN STANLEY WITHOUT THE PRIOR WRITTEN PERMISSION OF MORGAN STANLEY.

DigitalBridge Disclaimer

The DigitalBridge Fundamental US Real Estate Index (the “Index”) has been licensed by Barclays for use by DoubleLine Alternatives LP. DigitalBridge is a registered trademark of DigitalBridge Operating Company, LLC or its affiliates and has been sub-licensed for use for certain purposes by DoubleLine Alternatives LP. DoubleLine Real Estate and Income Fund (the “Fund”) is not sponsored, endorsed, sold, or promoted by DigitalBridge Operating Company, LLC or any of its affiliates. Neither DigitalBridge Operating Company, LLC nor any of its affiliates make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track market performance. DigitalBridge Operating Company, LLC’s and its affiliates’ only relationship to DoubleLine Alternatives LP with respect to the Index is through the sublicensing of certain rules incorporated in the Index and certain trademarks, service marks, and/or trade names owned by DigitalBridge Operating Company, LLC and its affiliates through Barclays and/or its affiliates to DoubleLine Alternatives LP. The Index is not determined, composed, or calculated by DigitalBridge Operating Company, LLC. Neither DigitalBridge Operating Company, LLC nor its affiliates are responsible for and have not participated in the determination of the prices or amount of shares of the Fund or the timing of the issuance or sale of shares of the Fund or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash, surrendered, or redeemed, as the case may be. DigitalBridge Operating Company, LLC and its affiliates have no obligation or liability in connection with the administration, marketing, or trading of the Fund. There is no assurance that investment products based on the Index shall accurately track index performance or provide positive investment returns. DigitalBridge Operating Company, LLC and its affiliates are not investment advisors with respect to investors in the Fund. Inclusion of a security within an index is not a recommendation by DigitalBridge Operating Company, LLC or its affiliates to buy, sell, or hold such security, nor is it considered to be investment advice.

NEITHER DIGITALBRIDGE OPERATING COMPANY, LLC NOR ITS AFFILIATES GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE INDEX, ANY DATA RELATED THERETO, OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL, WRITTEN, OR ELECTRONIC COMMUNICATIONS WITH RESPECT THERETO AND LICENSOR AND ITS AFFILIATES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. DIGITALBRIDGE OPERATING COMPANY, LLC AND ITS AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR USE, OR AS TO RESULTS TO BE OBTAINED BY DOUBLELINE ALTERNATIVES LP, INVESTORS IN THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL LICENSOR OR ITS AFFILIATES BE LIABLE, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE, FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES OR FOR LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

Barclays Bank PLC Disclaimer

©Barclays Bank PLC, its wholly-owned subsidiary ©Barclays Capital Inc. or an affiliate (collectively “Barclays”) owns the intellectual property and licensing rights in and to the DigitalBridge Fundamental US Real Estate Index (the “Index”) and either entity may act as licensor of the Index. All rights reserved.

Neither Barclays nor the Index Sponsor, as defined below, make any representation or warranty, express or implied, to DoubleLine Real Estate and Income Fund (the “Fund”) or any member of the public regarding the advisability of investing in transactions generally or other instruments or related derivatives or in the Index particularly or the ability of the Barclays indices, including without limitation, the Index, to track the performance of any market or underlying assets or data. Neither Barclays nor the Index Sponsor has any obligation to take the needs of the Fund into consideration in determining, composing or calculating the Index.

Barclays’ indices are administered, calculated and published by the Index Sponsor. The Index Sponsor role is performed by Barclays Index Administration (“BINDA”), a distinct function within the Investment Bank of Barclays Bank PLC. As the administrator of the Barclays family of indices, BINDA operates independently from Barclays Investment Bank’s sales, trading, structuring and banking departments. Notwithstanding the foregoing, potential conflicts of interest may exist where: (i) Barclays acts in multiple capacities with respect to a particular Barclays index, including but not limited to functioning as index sponsor, index administrator, calculation agent,

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Management’s Discussion of Fund Performance (Cont.)

licensing agent, and/or publisher; (ii) sales, trading or structuring desks in Barclays Investment Bank launch products linked to the performance of a Barclays index, which are typically hedged by Barclays’ trading desks. In hedging an index, a trading desk may purchase or sell constituents of that index. These purchases or sales may affect the prices of the index constituents which could in turn affect the level of that index; and (iii) Barclays may use price contributions from trading desks in Barclays Investment Bank as a pricing source for a Barclays index. Barclays has in place policies and governance procedures (including separation of reporting lines) that are designed to avoid or otherwise appropriately manage such conflicts of interest and ensure the independence of BINDA and the integrity of Barclays indices. Where permitted and subject to appropriate restrictions, BINDA personnel regularly interact with trading and structuring desk personnel in Barclays Investment Bank regarding current market conditions and prices although decisions made by BINDA are independent and not influenced by trading and structuring desk personnel. Additional information about Barclays indices together with copies of the BINDA IOSCO Compliance Statement and Control Framework are available at: indices.barclays/binda.

The Index Sponsor is under no obligation to continue the calculation, publication and dissemination of the Index or the level of the Index. While the Index Sponsor currently employs the methodology ascribed to the Index (and application of such methodology shall be conclusive and binding), no assurance can be given that market, regulatory, juridical, financial, fiscal or other circumstances (including, but not limited to, any changes to or any suspension or termination of or any other events affecting any constituent within the Index) will not arise that would, in the view of the Index Sponsor, necessitate an adjustment, modification or change of such methodology. In certain circumstances, the Index Sponsor may suspend or terminate the Index.

BARCLAYS AND THE INDEX SPONSOR DO NOT GUARANTEE, AND SHALL HAVE NO LIABILITY TO THE PURCHASERS OR TRADERS, AS THE CASE MAY BE, OF THE FUND OR TO THIRD PARTIES FOR, THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BARCLAYS INDICES, OR ANY DATA INCLUDED THEREIN, OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BARCLAYS INDICES. BARCLAYS AND THE INDEX SPONSOR MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BARCLAYS INDICES, INCLUDING WITHOUT LIMITATION, THE INDEX, OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BARCLAYS OR THE INDEX SPONSOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES SAVE TO THE EXTENT THAT SUCH EXCLUSION OF LIABILITY IS PROHIBITED BY LAW.

BNP Paribas Multi-Asset Trend Index Disclaimers

The BNP Paribas Multi-Asset Trend Index (the “Index”) is the exclusive property of BNP Paribas, the Index sponsor and Index calculation agent (the “Index Sponsor” and the “Index Calculation Agent”). The Index Sponsor does not guarantee the accuracy and/or completeness of the composition, calculation, publication and adjustment of the Index, any data included therein, or any data on which it is based, and the Index Sponsor shall have no liability for any errors, omissions, or interruptions therein. The Index Sponsor makes no warranty, express or implied, as to results to be obtained from the use of the Index. The Index Sponsor makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall the Index Sponsor have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages. The information contained in this material is for general reference purposes only and should not be construed or used as an offer, solicitation or recommendation to buy or sell any securities or investment.

For the avoidance of doubt the Index and/or any account, transaction or product using the information relating to the Index, is not sponsored, endorsed, sold, or promoted by any provider of the underlying data (the “Reference Assets”) comprised in the Index (each a “Reference Asset Sponsor”) and no Reference Asset Sponsor makes any representation whatsoever, whether express or implied, either as to the results to be obtained from the use of the relevant Reference Asset or the index and/or the levels at which the relevant Reference Asset or the Index stands at any particular time on any particular date or otherwise. No Reference Asset Sponsor shall be liable (whether in negligence or otherwise) to any person for any error in a Reference Asset and/or in the Index and a Reference Asset Sponsor is under no obligation to advise any person of any error therein. No Reference Asset Sponsor is making any representation whatsoever, whether express or implied, as to the advisability of purchasing or assuming any risk in connection with the DoubleLine Multi-Asset Trend Fund managed by DoubleLine; or any product or investment strategy referencing the DoubleLine Multi-Asset Trend Fund managed by DoubleLine. No Reference Asset Sponsor shall have any liability for any act or failure to act by the Index Sponsor in connection with the calculation, adjustment or maintenance of the Index. None of the Reference Asset Sponsors or their affiliates have any affiliation with or control over the Index or the Index Sponsor or any control over the computation, composition or dissemination of the Index.

The Index Sponsor and the Index Calculation Agent shall not be held liable for any modification or change in the methodology used in calculating the index or any index components thereof (the “BNP Paribas Indices”). The Index Sponsor and the Index Calculation Agent are under no obligation to continue the calculation, publication or dissemination of the BNP Paribas Indices and shall not be held liable for any suspension or interruption in the calculation of any BNP Paribas Indices. The Index Sponsor and the Index Calculation Agent decline any liability in connection with the level of any BNP Paribas Index at any given time. None of BNP Paribas, the Index Sponsor, the Index Calculation Agent nor any of their affiliates shall be held liable for any loss whatsoever, directly or indirectly related to any BNP Paribas Index.

BNP Paribas, the Index Sponsor and the Index Calculation Agent do not guarantee the accuracy or completeness of the methodology or rules of the BNP Paribas Indices (the “BNP Paribas Index Rules”) or the calculation methods, any errors or omissions in computing or disseminating the BNP Paribas Indices, or for any use thereof, and the Index Sponsor and the Index Calculation Agent shall have no liability for any errors or omissions therein.

The BNP Paribas Index Rules are based on certain assumptions, certain pricing models and calculation methods adopted by the Index Sponsor and have certain inherent limitations. Information prepared on the basis of different models, calculation methods or assumptions may yield different results. Numerous factors may affect the analysis, which may or may not be taken into account. Therefore, the analysis of information may vary significantly from analysis obtained from other sources or market participants.

BNP Paribas, the Index Sponsor and Index Calculation Agent do not make any representation whatsoever, either as to the results to be obtained from the use of the BNP Paribas Indices, the levels of any BNP Paribas Index at any time or any use of any Index Component or the price, level or rate of any Index Component at any time.

The market data used to calculate the level of any BNP Paribas Index may be furnished by third party sources and is believed to be reliable; however, BNP Paribas, the Index Sponsor and the Index Calculation Agent make no representation or guarantee with respect to, and are under no obligation to verify, the accuracy and completeness thereof.

Index Descriptions and Other Definitions

The index descriptions provided herein are based on information provided on the respective index provider’s website or from other third-party sources. The Funds and DoubleLine have not verified these index descriptions and disclaim responsibility for their accuracy and completeness.

Basis Points (BPS)—Basis points (or basis point (bp)) refer to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01% or 0.0001, and is used to denote the percentage change in a financial instrument. The relationship between percentage changes and basis points can be summarized as: 1% change = 100 basis points; 0.01% = 1 basis point.

Beta Exposure—Beta is the return generated from a portfolio that can be attributed to overall market returns. Beta exposure is equivalent to exposure to systematic risk.

Bloomberg Commodity Index Total Return—This index (formerly the Dow Jones-UBS Commodity Index) is calculated on an excess return basis and reflects the price movements of commodity futures. It rebalances annually, weighted two-thirds by trading volume and one-third by world production, and weight caps are applied at the commodity, sector and group levels for diversification. The roll period typically occurs from the sixth to 10th business day based on the roll schedule.

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Bloomberg Global Aggregate Bond Index—This index is a flagship measure of global investment grade debt from 24 local currency markets. This multicurrency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging market issuers.

Bloomberg US Aggregate Bond Index—This index represents securities that are SEC registered, taxable and dollar denominated. It covers the U.S. investment grade, fixed-rate bond market, with components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indexes that are calculated and reported on a regular basis.

Bloomberg US Aggregate 1-3 Year Bond Index—This index, a subindex of the Bloomberg US Aggregate Bond Index, tracks the performance of bonds with durations of one to three years.

Bloomberg US Commercial Mortgage-Backed Securities (CMBS) ERISA Only Index—This index measures on a total return basis the performance of investment grade commercial mortgage-backed securities (CMBS). The index includes only CMBS that are compliant with the Employee Retirement Income Security Act (ERISA) of 1974, which will deem ERISA eligible the certificates with the first priority of principal repayment as long as certain conditions are met, including that the certificates be rated in one of the three highest categories by Fitch, Moody’s or Standard & Poor’s.

Bloomberg US Asset-Backed Securities (ABS) Index—This index is the ABS component of the Bloomberg US Aggregate Bond Index, a flagship measure of the U.S. investment grade, fixed-rate bond market. The ABS index has three subsectors: credit and credit cards, autos and utility.

Bloomberg US Corporate Bond Index—This index measures the investment grade, fixed-rate taxable corporate bond market. It includes U.S. dollar-denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers.

Bloomberg US Corporate High Yield (HY) Index—This index measures the U.S. dollar-denominated, HY, fixed-rate corporate bond market. Securities are classified as HY if the respective middle ratings of Moody’s, Fitch and S&P are Ba1, BB+ or BB+ or below. The Bloomberg US HY Long Bond Index, including bonds with maturities of 10 years or greater, and the Bloomberg US HY Intermediate Bond Index, including bonds with maturities of 1 to 9.999 years, are subindexes of the Bloomberg US Corporate HY Bond Index.

Bloomberg US Credit Index—This index is the U.S. credit component of the Bloomberg US Government/Credit Index. It consists of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements. To qualify, bonds must be SEC registered. The US Credit Index is the same as the former US Corporate Index.

Bloomberg US Government Bond Index—This index is the U.S. government securities component of the Bloomberg US Government/Credit Index. It includes investment grade, U.S. dollar-denominated, fixed-rate U.S. Treasuries and government-related securities.

Bloomberg US Long Government/Credit Index—This index tracks the market for investment grade, U.S. dollar-denominated, fixed-rate U.S. Treasuries, and government-related and corporate securities.

Bloomberg US Mortgage-Backed Securities (MBS) Index—This index measures the performance of investment grade, fixed-rate, mortgage-backed, pass-through securities of the government-sponsored enterprises (GSEs): Federal Home Loan Mortgage Corp. (Freddie Mac), Federal National Mortgage Association (Fannie Mae) and Government National Mortgage Association (Ginnie Mae).

Bloomberg US 1-3 Year Credit Index—This index represents the one- to three-year component of the Bloomberg US Credit Index.

Bloomberg US Treasury Index—This index measures U.S. dollar-denominated, fixed-rate nominal debt issued by the U.S. Treasury with a remaining maturity of one year or more. Treasury bills are excluded by the maturity constraint but are part of a separate Short Treasury Index.

BNP Paribas Multi-Asset Trend Index—This index has been designed to seek investment exposure to trends in price movements of a broad universe of assets across different markets, including domestic, foreign and emerging markets equities; sovereign bonds and other debt securities; interest rates; currencies; and commodities (e.g., energy and metals). The index was selected, in significant part, because it reflects trend-following strategies using a broadly diversified set of investments.

Brent Crude Oil—Major trading classification of sweet light crude oil that serves as a benchmark price for purchases of oil worldwide. Brent is known as a light, sweet oil because it contains 0.24% sulfur, making it “sweet,” and has a low density, making it “light.”

Consumer Discretionary Select Sector Total Return Index—This cap-weighted index is designed to track the companies in the S&P 500 Index and are involved in consumer cyclical or transportation industries. All components of the S&P 500 are assigned to one of the 11 Select Sector indexes. Stock classifications are based on the Global Industry Classification Standard.

Credit Suisse Managed Futures Liquid Total Return U.S. Dollar Index—This index measures on a total return, U.S. dollar-denominated basis the performance of the Credit Suisse Managed Futures Liquid Index, which is designed to provide exposure to both up and down price trends in four broad asset classes: equities, fixed income, commodities and currencies.

DigitalBridge Fundamental US Real Estate Index — This rules-based index incorporates fundamental criteria originally developed by DigitalBridge Global Inc. (which was then doing business under a different name). It is rebalanced and reconstituted quarterly by applying a systematic methodology to the universe of real estate investment trusts (REITs).

Dow Jones Industrial Average (DJIA)—This index tracks 30 large publicly owned companies trading on the New York Stock Exchange and the Nasdaq.

Dow Jones U.S. Select Real Estate Investment Trust (REIT) Total Return Index—This index tracks the performance of publicly traded REITs and REIT-like securities. It is designed to serve as a proxy for direct real estate investment, in part by excluding companies whose performance might be driven by factors other than the value of real estate.

Duration—Measure of the sensitivity of the price of a bond or other debt instrument to a change in interest rates.

Euro Stoxx 50 Index—This index of 50 eurozone stocks provides a blue-chip representation of supersector leaders in the eurozone.

Federal Funds Rate—Target interest rate, set by the Federal Reserve at its Federal Open Market Committee (FOMC) meetings, at which commercial banks borrow and lend their excess reserves to each other overnight. The Fed sets a target federal funds rate eight times a year, based on prevailing economic conditions.

Federal Open Market Committee (FOMC)—Branch of the Federal Reserve System that determines the direction of monetary policy specifically by directing open market operations. The FOMC comprises the seven board governors and five (out of 12) Federal Reserve Bank presidents.

Freddie Mac U.S. Mortgage Market Survey 30 Year Homeowner Commitment National Index—This index tracks the 30-year fixed-rate mortgages component of the Freddie Mac Primary Mortgage Market Survey (PMMS), which tracks the most-popular 30- and 15-year fixed-rate mortgages, and 5-1 hybrid amortizing adjustable-rate mortgage products among a mix of lender types.

FTSE World Government Bond Index (FTSE WGBI)—This broad index measures the performance of fixed-rate, local currency, investment grade sovereign bonds. It is a widely used benchmark comprising sovereign debt from more than 20 countries that is denominated in a variety of currencies.

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Management’s Discussion of Fund Performance (Cont.)

G-10 (Group of Ten)—The G10 comprises 11 industrialized nations that meet on an annual basis, or more frequently as needed, to consult each other, debate and cooperate on international financial matters. The member countries are: Belgium, Canada, France, Germany, Italy, Japan, the Netherlands, Sweden, Switzerland, the United Kingdom and the United States.

Hang Seng Index—This free-float capitalization weighted index tracks a selection of companies on the Stock Exchange of Hong Kong. The index has four subindexes: finance, utilities, properties, finance, and commerce and industry.

High Yield (HY)—Bonds that pay higher interest rates because they have lower credit ratings than investment grade (IG) bonds. HY bonds are more likely to default, so they must pay a higher yield than IG bonds to compensate investors.

ICE Bank of America (BofA) Eurodollar Index—This index tracks the performance of U.S. dollar-denominated, investment grade, quasi-government, corporate, securitized and collateralized debt publicly issued in the eurobond markets.

ICE Bank of America (BofA) 1-3 Year Eurodollar Index—This subindex of the ICE BofA Eurodollar Index includes all securities with a remaining term to final maturity of three years or less.

ICE Bank of America (BofA) 1-3 Year U.S. Treasury Index—An unmanaged index that tracks the performance of the direct sovereign debt of the U.S. government having a maturity of at least one year and less than three years.

ICE Bank of America (BofA) 3-Month U.S. Treasury Bill Index—This unmanaged index comprises a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month.

ICE Bank of America (BofA) U.S. Fixed-Rate Miscellaneous Asset-Backed Securities (ABS) Index—A subset of the ICE BofA U.S. Fixed-Rate ABS Index, including all ABS collateralized by anything other than auto loans, home equity loans, manufactured housing, credit card receivables and utility assets.

Investment Grade (IG)—Rating that signifies a municipal or corporate bond presents a relatively low risk of default. Bonds below this designation are considered to have a high risk of default and are commonly referred to as high yield (HY) or “junk bonds.” The higher the bond rating the more likely the bond will return 100 cents on the U.S. dollar.

J.P. Morgan Collateralized Loan Obligation (CLO) Total Return Level Index—This index is a total return subindex of the J.P. Morgan Collateralized Loan Obligation Index (CLOIE), which is a market value-weighted index consisting of U.S. dollar-denominated CLOs.

J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI)—This index is a market capitalization-weighted index consisting of U.S. dollar-denominated emerging markets corporate bonds. The CEMBI is a liquid global corporate benchmark representing Asia, Latin America, Europe and the Middle East/Africa.

J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI BD)—This index is a uniquely weighted version of the CEMBI, which is a market capitalization-weighted index consisting of U.S. dollar-denominated emerging markets corporate bonds. The CEMBI BD limits the weights of index countries with larger debt stocks by only including specified portions of those countries’ eligible current face amounts of debt outstanding.

J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI BD) 1-3 Year—This index tracks corporate bonds with a maturity of one to three years and includes smaller issues and a wider array of bonds than the CEMBI, which is a market capitalization-weighted index consisting of U.S. dollar-denominated corporate bonds from emerging markets. The CEMBI is a liquid global corporate benchmark representing Asia, Latin America, Europe and the Middle East/Africa.

J.P. Morgan Emerging Markets Bond Index Global Diversified (EMBI GD)—This index is a uniquely weighted version of the EMBI. The EMBI tracks bonds from emerging markets (EM), and comprises sovereign debt and EM corporate bonds. The EMBI GD limits the weights of index countries with larger debt stocks by only including specified portions of those countries’ eligible current face amounts of debt outstanding.

J.P. Morgan Government Bond Index Emerging Markets (GBI-EM)—This index is the first comprehensive global emerging markets index and consists of regularly traded, liquid, fixed-rate, domestic currency government bonds to which international investors can gain exposure.

J.P. Morgan Government Bond Index Emerging Markets Global Diversified (GBI-EM GD)—This custom-weighted index tracks local currency bonds issued by emerging market governments, excluding China and India, and has a broader roster of countries than the base GBI-EM, which limits inclusion to countries that are readily accessible and where no impediments exist for foreign investors.

Last Cash Flow (LCF)—Last revenue stream paid to a bond over a given period.

London Interbank Offered Rate (LIBOR)—Indicative average interest rate at which a selection of banks, known as the “panel banks,” are prepared to lend one another unsecured funds on the London money market.

Morgan Stanley Backwardation Focused Multi-Commodity Index (MS BFMCI)—This index comprises futures contracts selected based on the contracts’ historical backwardation relative to other commodity-related futures contracts and the contracts’ historical liquidity. The sectors represented in the index (industrial metals, energy and agricultural/livestock) have been selected to provide diversified exposure. The index is typically rebalanced annually in January.

Morgan Stanley Capital International All Country World Index (MSCI ACWI)—This market capitalization-weighted index is designed to provide a broad measure of stock performance throughout the world. It comprises stocks from 23 developed countries and 27 emerging markets.

Morgan Stanley Capital International Emerging Markets Index (MSCI EMI)—This index captures large- and midcap representation across 26 emerging markets (EM) countries. With 1,385 constituents, the index covers approximately 85% of the free-float-adjusted market capitalization in each country.

Morgan Stanley Capital International (MSCI) Europe Index—This index is U.S. dollar denominated and represents the performance of large- and mid-cap equities across 15 developed countries in Europe. It covers approximately 85% of the free float-adjusted market capitalization in each country.

Morgan Stanley Capital International (MSCI) Europe Net Total Return USD Index—This index is a component of the MSCI Europe Index and measures performance on a net total return basis.

National Association of Realtors Existing-Home Sales Report—This report tracks sales and prices of existing single-family homes for the nation overall, and gives breakdowns for the West, Midwest, South and Northeast regions of the country. These figures include condos and co-ops in addition to single-family homes.

Nikkei 225 Index—This price-weighted index (“the Nikkei”) comprises Japan’s top 225 blue-chip companies on the Tokyo Stock Exchange. The Nikkei is equivalent to the Dow Jones Industrial Average Index in the U.S.

RCA Commercial Property Price Index (CPPI)—This index describes various nonresidential property types for the U.S. (10 monthly series from 2000). It is a periodic same-property round-trip investment price-change index of the U.S. commercial investment property market. The dataset contains 20 monthly indicators.

Russell 1000 Growth (RLG) Index—This index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Growth stocks are shares in a company that are anticipated to grow at a rate significantly above the average growth for the market.

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Russell 1000 Value (RLV) Index—This index measures the performance of the large-cap value segment of the U.S. equity universe. It includes Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. Value stocks are shares of a company that appear to trade at a lower price relative to the company’s fundamentals.

Russell 2000 Index—This market capitalization-weighted index comprises 2,000 small-cap U.S. companies and is considered a bellwether index for small-cap investing.

S&P CoreLogic Case-Shiller 20-City Composite Home Price NSA Index—This index measures the value of residential real estate in 20 major U.S. metropolitan areas: Atlanta; Boston; Charlotte; Chicago; Cleveland; Dallas; Denver; Detroit; Las Vegas; Los Angeles; Miami; Minneapolis; New York City; Phoenix; Portland, Oregon; San Diego; San Francisco; Seattle; Tampa; and Washington, D.C.

S&P 500 Index—This unmanaged capitalization-weighted index of the stocks of the 500 largest publicly traded U.S. companies is designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks, which represent all major industries.

S&P GSCI—This index (formerly the Goldman Sachs Commodity Index) measures investment in the commodity markets and commodity market performance over time.

S&P/LSTA Leveraged Loan Index—This index tracks the market-weighted performance of institutional weighted loans based on market weightings, spreads and interest payments.

Secured Overnight Financing Rate (SOFR)—Benchmark interest rate for U.S. dollar-denominated derivatives and loans that is replacing the London Interbank Offered Rate (LIBOR). Interest rate swaps on more than $80 trillion in notional debt switched to the SOFR in October 2020. This transition is expected to increase long-term liquidity but also result in substantial short-term trading volatility in derivatives.

Shanghai Stock Exchange Composite Index—This capitalization-weighted index, developed in December 1990 with a base value of 100, tracks the daily performance of all A shares and B shares listed on the Shanghai Stock Exchange.

Shiller Barclays CAPE® Europe Sector Net TR NoC USD Index (European CAPE Index)—The index incorporates the principles of long-term investing distilled by Dr. Robert Shiller and expressed through the CAPE® (Cyclically Adjusted Price Earnings) Ratio (the “CAPE® Ratio”). The classic CAPE® Ratio assesses equity market valuations and averages 10 years of inflation-adjusted earnings to account for earnings and market cycles.

Shiller Barclays CAPE® U.S. Sector Total Return USD Index—This index that incorporates the principles of long-term investing distilled by Dr. Robert Shiller and expressed through the CAPE® (Cyclically Adjusted Price Earnings) Ratio (the “CAPE® Ratio”). It aims to identify undervalued sectors based on a modified CAPE® Ratio, and then uses a momentum factor to seek to mitigate the effects of potential value traps.

Spread—Difference between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument. The spread can be measured between debt instruments of differing maturities, credit ratings or risk.

U.S. Dollar Index (DXY)—A weighted geometric mean of the U.S. dollar’s value relative to a basket of six major foreign currencies: the euro, Japanese yen, British pound, Canadian dollar, Swedish krona and Swiss franc.

West Text Intermediate Crude Oil (WTI)—Specific grade of crude oil and one of the main three benchmarks, along with Brent and Dubai Crude, in oil pricing. WTI is known as a light sweet oil because it contains 0.24% sulfur, making it “sweet,” and has a low density, making it “light.” It is the underlying commodity of the New York Mercantile Exchange’s (NYMEX) oil futures contract and is considered a high-quality oil that is easily refined.

Yield to Worst (YTW)—The lowest yield of a bond that can be received short of default.

An investment cannot be made directly in an index. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to a Fund and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein.

DoubleLine has no obligation to provide revised assessments in the event of changed circumstances. While we have gathered this information from sources believed to be reliable, DoubleLine cannot guarantee the accuracy of the information provided. Securities discussed are not recommendations and are presented as examples of issue selection or portfolio management processes. They have been picked for comparison or illustration purposes only. No security presented within is either offered for sale or purchase. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.

Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors. The views and forecasts expressed in this material are as of the date indicated, are subject to change without notice, may not come to pass and do not represent a recommendation or offer of any particular security, strategy, or investment. Past performance is no guarantee of future results.

The DoubleLine Funds are distributed by Quasar Distributors, LLC.

DoubleLine® is a registered trademark of DoubleLine Capital LP.

Annual Report	|	March 31, 2022	21

Standardized Performance Summary	(Unaudited) March 31, 2022

The performance information shown assumes the reinvestment of all dividends and distributions. Returns over 1 year are average annual returns. Performance data quoted represents past performance; past performance does not guarantee future results and does not reflect the deduction of any taxes a shareholder would pay on fund distributions or the sale of fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. The Funds’ gross and net expense ratios shown are from the most recent prospectus and may change over time. See the financial highlights section of the financial statements for more recent expense ratios. The Funds’ gross and net expense ratios also include “acquired fund fees and expenses,” which are expenses incurred indirectly as a result of a Fund’s investments in one or more underlying funds, including ETFs and money market funds. Because these costs are indirect, the expense ratios will not correlate to the expense ratios in the Funds’ financial statements, since financial statements only include direct costs of the Funds and not indirect costs of investing in the underlying funds. Performance data current to the most recent month-end may be obtained by calling (813) 791-7333 or by visiting www.doublelinefunds.com.

DBLTX/DLTNX/DDTRX
DoubleLine Total Return Bond Fund Returns as of March 31, 2022	1-Year		3-Years Annualized	5-Years Annualized	10-Years Annualized	Since Inception Annualized (4-6-10 to 3-31-22)	Expense Ratio

I Share (DBLTX)	-3.14%		1.01%	1.90%	2.76%	4.66%	0.50%

N Share (DLTNX)	-3.38%		0.76%	1.64%	2.52%	4.41%	0.75%

R6 Share (DDTRX)[1]	-2.99%		1.09%	1.94%	2.79%	4.68%	0.45%

Bloomberg US Aggregate Bond Index[8,11]	-4.15%		1.69%	2.14%	2.24%	2.97%
DBLFX/DLFNX/DDCFX
DoubleLine Core Fixed Income Fund Returns as of March 31, 2022	1-Year		3-Years Annualized	5-Years Annualized	10-Years Annualized	Since Inception Annualized (6-1-10 to 3-31-22)	Expense Ratio

I Share (DBLFX)	-3.19%		1.64%	2.22%	2.87%	4.17%	0.48%

N Share (DLFNX)	-3.43%		1.38%	1.97%	2.62%	3.91%	0.73%

R6 Share (DDCFX)[2]	-3.25%	[14]	1.67%	2.24%	2.88%	4.18%	0.45%

Bloomberg US Aggregate Bond Index[8,11]	-4.15%		1.69%	2.14%	2.24%	2.80%
DBLEX/DLENX
DoubleLine Emerging Markets Fixed Income Fund Returns as of March 31, 2022	1-Year		3-Years Annualized	5-Years Annualized	10-Years Annualized	Since Inception Annualized (4-6-10 to 3-31-22)	Expense Ratio

I Share (DBLEX)	-4.46%		2.19%	2.68%	3.73%	4.71%	0.89%

N Share (DLENX)	-4.60%	[14]	1.96%	2.43%	3.48%	4.46%	1.14%

J.P. Morgan Emerging Markets Bond Global Diversified Index[8]	-7.44%		0.01%	1.69%	3.74%	4.71%
DMLIX/DMLAX
DoubleLine Multi-Asset Growth Fund Returns as of March 31, 2022	1-Year		3-Years Annualized	5-Years Annualized	10-Years Annualized	Since Inception Annualized (12-20-10 to 3-31-22)	Gross Expense Ratio	Net Expense Ratio[10]

I Share (DMLIX)	2.43%		5.03%	4.44%	4.40%	4.25%	1.73%	1.21%

A Share (DMLAX)[3]							1.89%	1.46%

A Share (No Load)	2.10%		4.73%	4.15%	4.11%	3.97%

A Share (With Load)	-2.24%		3.21%	3.24%	3.67%	3.57%

S&P 500® Index[8]	15.65%		18.92%	15.99%	14.64%	14.37%

Blended Benchmark USD Unhedged[4]	1.72%		8.67%	7.82%	6.53%	6.42%

Blended Benchmark USD Hedged[4]	2.80%		8.98%	8.09%	7.31%	7.07%
DBLSX/DLSNX/DDLDX
DoubleLine Low Duration Bond Fund Returns as of March 31, 2022	1-Year		3-Years Annualized	5-Years Annualized	10-Years Annualized	Since Inception Annualized (9-30-11 to 3-31-22)	Expense Ratio

I Share (DBLSX)	-1.42%		1.28%	1.75%	1.89%	2.03%	0.43%

N Share (DLSNX)	-1.57%		1.06%	1.52%	1.65%	1.79%	0.68%

R6 Share (DDLDX)[5]	-1.39%		1.30%	1.77%	1.90%	2.04%	0.41%

ICE BofA 1-3 Year U.S. Treasury Index[8]	-2.84%		0.88%	1.08%	0.86%	0.83%

Bloomberg US Aggregate 1-3 Year Bond Index[8,13]	-2.91%		0.92%	1.21%	1.08%	1.09%

22	DoubleLine Funds Trust

(Unaudited) March 31, 2022

DBFRX/DLFRX
DoubleLine Floating Rate Fund Returns as of March 31, 2022	1-Year		3-Years Annualized	5-Years Annualized	Since Inception Annualized (2-1-13 to 3-31-22)	Expense Ratio

I Share (DBFRX)[6]	2.40%		3.29%	3.28%	3.12%	0.73%

N Share (DLFRX)[6]	2.15%		3.01%	3.01%	2.88%	0.99%

S&P/LSTA Leveraged Loan Index[8]	3.25%		4.22%	4.01%	3.95%
DSEEX/DSENX/DDCPX
DoubleLine Shiller Enhanced CAPE® Returns as of March 31, 2022	1-Year		3-Years Annualized	5-Years Annualized	Since Inception Annualized (10-31-13 to 3-31-22)	Expense Ratio

I Share (DSEEX)	10.96%		16.42%	14.67%	15.28%	0.56%

N Share (DSENX)	10.69%		16.13%	14.39%	15.00%	0.81%

R6 Share (DDCPX)[7]	11.07%		16.49%	14.71%	15.31%	0.52%

S&P 500® Index[8]	15.65%		18.92%	15.99%	14.11%

Shiller Barclays CAPE® U.S. Sector Total Return USD Index[8]	13.26%		17.66%	15.46%	15.19%
DFLEX/DLINX/DFFLX
DoubleLine Flexible Income Fund Returns as of March 31, 2022	1-Year		3-Years Annualized	5-Years Annualized	Since Inception Annualized (4-7-14 to 3-31-22)	Expense Ratio

I Share (DFLEX)	-0.91%		2.53%	2.89%	3.04%	0.77%

N Share (DLINX)	-1.26%		2.27%	2.62%	2.78%	1.02%

R6 Share (DFFLX)[9]	-0.98%		2.56%	2.92%	3.05%	0.73%

ICE BofA 1-3 Year Eurodollar Index[8]	-2.59%		1.51%	1.79%	1.62%

LIBOR USD 3 Month	0.20%		0.90%	1.33%	1.02%
DBLLX/DELNX
DoubleLine Low Duration Emerging Markets Fixed Income Fund Returns as of March 31, 2022	1-Year		3-Years Annualized	5-Years Annualized	Since Inception Annualized (4-7-14 to 3-31-22)	Gross Expense Ratio	Net Expense Ratio[10]

I Share (DBLLX)	-3.10%	[14]	1.42%	1.96%	2.34%	0.67%	0.60%

N Share (DELNX)	-3.24%		1.20%	1.72%	2.11%	0.92%	0.85%

J.P. Morgan CEMBI Broad Diversified 1-3 Year Index[8]	-7.37%		0.91%	1.81%	2.49%
DBLDX/DLLDX
DoubleLine Long Duration Total Return Bond Fund Returns as of March 31, 2022	1-Year		3-Years Annualized	5-Years Annualized	Since Inception Annualized (12-15-14 to 3-31-22)	Gross Expense Ratio	Net Expense Ratio[10]

I Share (DBLDX)	-2.89%		2.09%	2.75%	2.56%	0.55%	0.51%

N Share (DLLDX)	-3.48%		1.72%	2.44%	2.26%	0.80%	0.76%

Bloomberg US Long Government/Credit Index[8,12]	-3.11%		4.23%	4.60%	3.86%
DBCMX/DLCMX
DoubleLine Strategic Commodity Fund Returns as of March 31, 2022	1-Year		3-Years Annualized	5-Years Annualized	Since Inception Annualized (5-18-15 to 3-31-22)	Gross Expense Ratio	Net Expense Ratio[10]

I Share (DBCMX)	48.24%		13.94%	10.44%	6.50%	1.15%	1.11%

N Share (DLCMX)	47.78%		13.67%	10.15%	6.21%	1.40%	1.35%

Bloomberg Commodity Index Total Return[8]	49.25%		16.12%	9.00%	3.38%
DBLGX/DLGBX
DoubleLine Global Bond Fund Returns as of March 31, 2022	1-Year		3-Years Annualized	5-Years Annualized	Since Inception Annualized (12-17-15 to 3-31-22)	Expense Ratio

I Share (DBLGX)	-8.29%		-2.19%	-0.37%	-0.15%	0.56%

N Share (DLGBX)	-8.45%		-2.41%	-0.59%	-0.38%	0.81%

FTSE World Government Bond Index[8]	-7.74%		-0.09%	1.27%	1.57%

Annual Report	|	March 31, 2022	23

Standardized Performance Summary (Cont.)

BILDX/BILTX
DoubleLine Infrastructure Income Fund Returns as of March 31, 2022	1-Year	3-Years Annualized	5-Years Annualized	Since Inception Annualized (4-1-16 to 3-31-22)	Expense Ratio

I Share (BILDX)	-4.39%	1.73%	2.46%	2.57%	0.57%

N Share (BILTX)	-4.60%	1.49%	2.23%	2.32%	0.82%

Bloomberg US Aggregate Bond Index[8,11]	-4.15%	1.69%	2.14%	1.87%
DBULX/DLUSX
DoubleLine Ultra Short Bond Fund Returns as of March 31, 2022	1-Year	3-Years Annualized	5-Years Annualized	Since Inception Annualized (6-30-16 to 3-31-22)	Expense Ratio

I Share (DBULX)	-0.38%	0.82%	1.22%	1.12%	0.26%

N Share (DLUSX)	-0.63%	0.60%	0.98%	0.89%	0.51%

ICE BofA 3-Month U.S. Treasury Bill Index[8]	0.06%	0.81%	1.13%	1.03%
DSEUX/DLEUX
DoubleLine Shiller Enhanced International CAPE® Returns as of March 31, 2022	1-Year	3-Years Annualized	5-Years Annualized	Since Inception Annualized (12-23-16 to 3-31-22)	Gross Expense Ratio	Net Expense Ratio[10]

I Share (DSEUX)	5.05%	11.43%	8.50%	9.79%	0.95%	0.66%

N Share (DLEUX)	4.70%	11.14%	8.22%	9.51%	1.20%	0.91%

MSCI Europe Net Total Return USD Index[8]	3.51%	8.23%	6.92%	8.27%
DBRIX/DLREX
DoubleLine Real Estate and Income Fund Returns as of March 31, 2022	1-Year	3-Years Annualized		Since Inception Annualized (12-17-18 to 3-31-22)	Gross Expense Ratio	Net Expense Ratio[10]

I Share (DBRIX)	24.60%	10.02%		13.45%	0.66%	0.64%

N Share (DLREX)	24.31%	9.87%		13.26%	0.98%	0.89%

Dow Jones U.S. Select REIT Total Return Index[8]	27.72%	9.90%		12.92%
DBELX/DLELX
DoubleLine Emerging Markets Local Currency Bond Fund Returns as of March 31, 2022	1-Year			Since Inception Annualized (6-28-19 to 3-31-22)	Gross Expense Ratio	Net Expense Ratio[10]

I Share (DBELX)	-3.90%			-2.61%	2.58%	0.91%

N Share (DLELX)	-4.08%			-2.86%	2.83%	1.16%

JPM GBI-EM Global Diversified Index[8]	-8.53%			-3.30%
DBLIX/DBLNX
DoubleLine Income Fund Returns as of March 31, 2022	1-Year			Since Inception Annualized (9-3-19 to 3-31-22)	Gross Expense Ratio	Net Expense Ratio[10]

I Share (DBLIX)	-2.42%			-1.36%	0.75%	0.66%

N Share (DBLNX)	-2.75%			-1.55%	1.00%	0.91%

Bloomberg US Aggregate Bond Index[8,11]	-4.15%			-0.38%
DBMOX/DLMOX
DoubleLine Multi-Asset Trend Fund Returns as of March 31, 2022	1-Year			Since Inception Annualized (2-26-21 to 3-31-22)	Gross Expense Ratio	Net Expense Ratio[10]

I Share (DBMOX)	9.12%			7.18%	0.80%	0.74%

N Share (DLMOX)	8.85%			6.93%	1.05%	0.99%

Credit Suisse Managed Futures Liquid Total Return USD Index[8]	13.22%			13.18%

1 The inception date of the Class I shares of DoubleLine Total Return Bond Fund (DBLTX) was 4/6/2010, while the inception date of the R6 Class (DDTRX) was 7/31/2019. The returns of DDTRX shown for periods prior to its inception date reflect the returns of DBLTX.

2 The inception date of the Class I shares of DoubleLine Core Fixed Income Fund (DBLFX) was 6/1/2010, while the inception date of the R6 Class (DDCFX) was 7/31/2019. The returns of DDCFX shown for periods prior to its inception date reflect the returns of DBLFX.

3 Performance data shown for the Multi-Asset Growth Fund reflect the Class A maximum sales charge of 4.25%. The Multi-Asset Growth Fund imposes a Deferred Sales Charge of 0.75% on purchases of $1 million or more of Class A shares if redeemed within 18 months of purchase. Performance data shown for the Class A No Load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted. Performance data does not reflect the deferred sales charge. If it had, returns would have been reduced.

24	DoubleLine Funds Trust

(Unaudited) March 31, 2022

4 The Blended Benchmark Unhedged is MSCI ACWI (60%)/Bloomberg Global Aggregate Bond Index (40%). The Blended Benchmark USD Hedged is MSCI ACWI (60%)/Bloomberg Global Aggregate Bond Index (40%) hedged to USD.

5 The inception date of the Class I shares of DoubleLine Low Duration Bond Fund (DBLSX) was 9/30/2011, while the inception date of the R6 Class (DDLDX) was 7/31/2019. The returns of DDLDX shown for periods prior to its inception date reflect the returns of DBLSX.

6 The Floating Rate Fund imposes a 1.00% redemption fee on all share classes if shares are sold within 90 days of purchase. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

7 The inception date of the Class I shares of DoubleLine Shiller Enhanced CAPE® (DSEEX) was 10/31/2013, while the inception date of the R6 Class (DDCPX) was 7/31/2019. The returns of DDCPX shown for periods prior to its inception date reflect the returns of DSEEX.

8 Reflects no deduction for fees, expenses, or taxes.

9 The inception date of the Class I shares of DoubleLine Flexible Income Fund (DFLEX) was 4/7/2014, while the inception date of the R6 Class (DFFLX) was 7/31/2019. The returns of DFFLX shown for periods prior to its inception date reflect the returns of DFLEX.

10 The Adviser has contractually agreed to waive fees and reimburse expenses through July 31, 2023. For additional information regarding these expense limitation arrangements, please see Note 3 in the Notes to the Financial Statements.

11 Formerly known as Bloomberg Barclays US Aggregate Bond Index.

12 Formerly known as Bloomberg Barclays US Long Government/Credit Index.

13 Formerly known as Bloomberg Barclays US Aggregate 1-3 Year Bond Index.

14 The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

Short term performance, in particular, is not a good indication of the fund’s future performance, and an investment should not be made based solely on returns.

Mutual fund investing involves risk. Principal loss is possible.

Annual Report	|	March 31, 2022	25

Growth of Investment	(Unaudited) March 31, 2022

DoubleLine Total Return Bond Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2022

	1 Year	5 Years	10 Years	Since Inception (4-6-10)

DoubleLine Total Return Bond Fund Class I	-3.14%	1.90%	2.76%	4.66%

Bloomberg U.S. Aggregate Bond Index	-4.15%	2.14%	2.24%	2.97%

DoubleLine Total Return Bond Fund Class R6	-2.99%	1.94%	2.79%	4.68%

DoubleLine Total Return Bond Fund Class N	-3.38%	1.64%	2.52%	4.41%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doublelinefunds.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call (813) 791-7333 or visit www.doublelinefunds.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

[3]

Bloomberg U.S. Aggregate Bond Index—This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

The Fund’s investments likely will diverge widely from the components of the benchmark index, which could lead to performance dispersion between the Fund and the benchmark index, meaning that the Fund could outperform or underperform the indices at any given time. Please note that an investor cannot invest directly in an index.

26	DoubleLine Funds Trust

(Unaudited) March 31, 2022

DoubleLine Core Fixed Income Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2022

	1 Year		5 Years	10 Years	Since Inception (6-1-10)

DoubleLine Core Fixed Income Fund Class I	-3.19%		2.22%	2.87%	4.17%

Bloomberg U.S. Aggregate Bond Index	-4.15%		2.14%	2.24%	2.80%

DoubleLine Core Fixed Income Fund Class R6	-3.25%	[4]	2.24%	2.88%	4.18%

DoubleLine Core Fixed Income Fund Class N	-3.43%		1.97%	2.62%	3.91%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doublelinefunds.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call (813) 791-7333 or visit www.doublelinefunds.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

[3]

Bloomberg U.S. Aggregate Bond Index—This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

[4]

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The Fund’s investments likely will diverge widely from the components of the benchmark index, which could lead to performance dispersion between the Fund and the benchmark index, meaning that the Fund could outperform or underperform the indices at any given time. Please note that an investor cannot invest directly in an index.

Annual Report	|	March 31, 2022	27

Growth of Investment (Cont.)

DoubleLine Emerging Markets Fixed Income Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2022

	1 Year		5 Years	10 Years	Since Inception (4-6-10)

DoubleLine Emerging Markets Fixed Income Fund Class I	-4.46%		2.68%	3.73%	4.71%

J.P. Morgan Emerging Markets Bond Global Diversified Index	-7.44%		1.69%	3.74%	4.71%

DoubleLine Emerging Markets Fixed Income Fund Class N	-4.60%	[4]	2.43%	3.48%	4.46%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doublelinefunds.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call (813) 791-7333 or visit www.doublelinefunds.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

[3]

J.P. Morgan Emerging Markets Bond Global Diversified Index—This index is a uniquely-weighted version of the EMBI. The EMBI tracks bonds from emerging markets (EM), and comprises sovereign debt and EM corporate bonds. This Index limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in the Emerging Markets Bond Global Diversified are identical to those covered by EMBI.

[4]

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The Fund’s investments likely will diverge widely from the components of the benchmark index, which could lead to performance dispersion between the Fund and the benchmark index, meaning that the Fund could outperform or underperform the indices at any given time. Please note that an investor cannot invest directly in an index.

28	DoubleLine Funds Trust

(Unaudited) March 31, 2022

DoubleLine Multi-Asset Growth Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2022

	1 Year	5 Years	10 Years	Since Inception (12-20-10)

DoubleLine Multi-Asset Growth Fund Class I	2.43%	4.44%	4.40%	4.25%

S&P 500® Index	15.65%	15.99%	14.64%	14.37%

Blended Benchmark USD Unhedged	1.72%	7.82%	6.53%	6.42%

Blended Benchmark USD Hedged	2.80%	8.09%	7.31%	7.07%

DoubleLine Multi-Asset Growth Fund (with load) Class A	-2.24%	3.24%	3.67%	3.57%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doublelinefunds.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call (813) 791-7333 or visit www.doublelinefunds.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

[3]

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

[4]

Blended Benchmark—The Blended Benchmark USD Unhedged is MSCI ACWI (60%)/Bloomberg Global Aggregate Bond Index (40%). The Blended Benchmark USD Hedged is MSCI ACWI (60%)/Bloomberg Global Aggregate Bond Index (40%) hedged to USD. The MSCI ACWI is a market-capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, including both developed and emerging markets. The Bloomberg Global Aggregate Bond Index and Bloomberg Global Aggregate Bond Index Hedged to USD represent measures of global investment grade debt from twenty-four local currency markets. These multi-currency benchmarks include treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. Returns on the Bloomberg Global Aggregate Bond Index are calculated on a currency unhedged basis; returns on the Bloomberg Global Aggregate Bond Index Hedged to USD are calculated on a currency hedged basis in U.S. dollars.

The Fund’s investments likely will diverge widely from the components of the indices, which could lead to performance dispersion between the Fund and each applicable index, meaning that the Fund could outperform or underperform the indices at any given time. Please note that an investor cannot invest directly in an index.

Annual Report	|	March 31, 2022	29

Growth of Investment (Cont.)

DoubleLine Low Duration Bond Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2022

	1 Year	5 Years	10 Years	Since Inception (9-30-11)

DoubleLine Low Duration Bond Fund Class I	-1.42%	1.75%	1.89%	2.03%

ICE BofA 1-3 Year U.S. Treasury Index	-2.84%	1.08%	0.86%	0.83%

Bloomberg U.S. Aggregate 1-3 Year Bond Index	-2.91%	1.21%	1.08%	1.09%

DoubleLine Low Duration Bond Fund Class R6	-1.39%	1.77%	1.90%	2.04%

DoubleLine Low Duration Bond Fund Class N	-1.57%	1.52%	1.65%	1.79%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doublelinefunds.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call (813) 791-7333 or visit www.doublelinefunds.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

[3]

The ICE BofA 1-3 Year U.S. Treasury Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

[4]

The Bloomberg U.S. Aggregate 1-3 Year Bond Index is the 1-3 year component of the Bloomberg U.S. Aggregate Bond Index. The Bloomberg U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with the index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

The Fund’s investments likely will diverge widely from the components of the indices, which could lead to performance dispersion between the Fund and each applicable index, meaning that the Fund could outperform or underperform the indices at any given time. Please note that an investor cannot invest directly in an index.

30	DoubleLine Funds Trust

(Unaudited) March 31, 2022

DoubleLine Floating Rate Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2022

	1 Year	5 Years	Since Inception (2-1-13)

DoubleLine Floating Rate Fund Class I	2.40%	3.28%	3.12%

S&P/LSTA Leveraged Loan Index	3.25%	4.01%	3.95%

DoubleLine Floating Rate Fund Class N	2.15%	3.01%	2.88%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doublelinefunds.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call (813) 791-7333 or visit www.doublelinefunds.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

[3]

S&P/LSTA Leveraged Loan Index—The Index is a capitalization-weighted syndicated loan index based upon market weightings, spreads and interest payments, and this index covers the U.S. market back to 1997 and currently calculates on a daily basis.

The Fund’s investments likely will diverge widely from the components of the benchmark index, which could lead to performance dispersion between the Fund and the benchmark index, meaning that the Fund could outperform or underperform the indices at any given time. Please note that an investor cannot invest directly in an index.

Annual Report	|	March 31, 2022	31

Growth of Investment (Cont.)

DoubleLine Shiller Enhanced CAPE®

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2022

	1 Year	5 Years	Since Inception (10-31-13)

DoubleLine Shiller Enhanced CAPE® Class I	10.96%	14.67%	15.28%

S&P 500® Index	15.65%	15.99%	14.11%

Shiller Barclays CAPE® U.S. Sector Total Return USD Index	13.26%	15.46%	15.19%

DoubleLine Shiller Enhanced CAPE® Class R6	11.07%	14.71%	15.31%

DoubleLine Shiller Enhanced CAPE® Class N	10.69%	14.39%	15.00%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doublelinefunds.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call (813) 791-7333 or visit www.doublelinefunds.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

[3]

Shiller Barclays CAPE® U.S. Sector Total Return USD Index—The Index incorporates the principles of long-term investing distilled by Dr. Robert Shiller and expressed through the CAPE® (Cyclically Adjusted Price Earnings) ratio (the “CAPE® Ratio”). The Index aims to identify undervalued sectors based on a modified CAPE® Ratio, and then uses a momentum factor to seek to reduce the risk of investing in a sector that may appear undervalued, but which may have also had recent relative price underperformance due to fundamental issues with the sector that may negatively affect the sector’s long-term total return.

[4]

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Fund’s investments likely will diverge widely from the components of the indices, which could lead to performance dispersion between the Fund and each applicable index, meaning that the Fund could outperform or underperform the indices at any given time. Please note that an investor cannot invest directly in an index.

32	DoubleLine Funds Trust

(Unaudited) March 31, 2022

DoubleLine Flexible Income Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2022

	1 Year	5 Years	Since Inception (4-7-14)

DoubleLine Flexible Income Fund Class I	-0.91%	2.89%	3.04%

LIBOR USD 3 Month	0.20%	1.33%	1.02%

ICE BofA 1-3 Year Eurodollar Index	-2.59%	1.79%	1.62%

DoubleLine Flexible Income Fund Class R6	-0.98%	2.92%	3.05%

DoubleLine Flexible Income Fund Class N	-1.26%	2.62%	2.78%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doublelinefunds.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call (813) 791-7333 or visit www.doublelinefunds.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

[3]

LIBOR USD 3 Month—London Interbank Offered Rate (LIBOR) is an indicative average interest rate at which a selection of banks known as the panel banks are prepared to lend one another unsecured funds on the London money market.

[4]

ICE BofA 1-3 Year Eurodollar Index—The index is a subset of The BofA Eurodollar Index including all securities with a remaining term to final maturity less than 3 years. The BofA Eurodollar Index tracks the performance of US dollar-denominated investment grade quasigovernment, corporate, securitized and collateralized debt publicly issued in the eurobond markets. Qualifying securities must have an investment grade rating (based on an average of Moody’s, S&P and Fitch).

The Fund’s investments likely will diverge widely from the components of the benchmark index, which could lead to performance dispersion between the Fund and the benchmark index, meaning that the Fund could outperform or underperform the indices at any given time. Please note that an investor cannot invest directly in an index.

Annual Report	|	March 31, 2022	33

Growth of Investment (Cont.)

DoubleLine Low Duration Emerging Markets Fixed Income Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2022

	1 Year		5 Years	Since Inception (4-7-14)

DoubleLine Low Duration Emerging Markets Fixed Income Fund Class I	-3.10%	[4]	1.96%	2.34%

J.P. Morgan CEMBI Broad Diversified 1-3 Year Index	-7.37%		1.81%	2.49%

DoubleLine Low Duration Emerging Markets Fixed Income Fund Class N	-3.24%		1.72%	2.11%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doublelinefunds.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call (813) 791-7333 or visit www.doublelinefunds.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

[3]

J.P. Morgan CEMBI Broad Diversified 1-3 Year Index—This index is a market capitalization weighted index consisting of US denominated emerging market corporate bonds with 1-3 year maturity. It is a liquid global corporate benchmark representing Asia, Latin America, Europe and the Middle East/Africa.

[4]

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The Fund’s investments likely will diverge widely from the components of the benchmark index, which could lead to performance dispersion between the Fund and the benchmark index, meaning that the Fund could outperform or underperform the indices at any given time. Please note that an investor cannot invest directly in an index.

34	DoubleLine Funds Trust

(Unaudited) March 31, 2022

DoubleLine Long Duration Total Return Bond Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2022

	1 Year	5 Years	Since Inception (12-15-14)

DoubleLine Long Duration Total Return Bond Fund Class I	-2.89%	2.75%	2.56%

Bloomberg U.S. Long Government/Credit Index	-3.11%	4.60%	3.86%

DoubleLine Long Duration Total Return Bond Fund Class N	-3.48%	2.44%	2.26%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doublelinefunds.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call (813) 791-7333 or visit www.doublelinefunds.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

[3]

Bloomberg U.S. Long Government/Credit Index—This index includes publicly issued U.S. Treasury debt, U.S. government agency debt, taxable debt issued by U.S. states and territories and their political subdivisions, debt issued by U.S. and non-U.S. corporations, non-U.S. government debt and supranational debt.

The Fund’s investments likely will diverge widely from the components of the benchmark index, which could lead to performance dispersion between the Fund and the benchmark index, meaning that the Fund could outperform or underperform the indices at any given time. Please note that an investor cannot invest directly in an index.

Annual Report	|	March 31, 2022	35

Growth of Investment (Cont.)

DoubleLine Strategic Commodity Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2022

	1 Year	5 Years	Since Inception (5-18-15)

DoubleLine Strategic Commodity Fund Class I	48.24%	10.44%	6.50%

Bloomberg Commodity Index Total Return	49.25%	9.00%	3.38%

DoubleLine Strategic Commodity Fund Class N	47.78%	10.15%	6.21%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doublelinefunds.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call (813) 791-7333 or visit www.doublelinefunds.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

[3]

Bloomberg Commodity Index Total Return —This index is calculated on an excess return basis and reflects commodity futures price movements. The index rebalances annually weighted 2/3 by trading volume and 1/3 by world production and weight-caps are applied at the commodity, sector and group level for diversification. Roll period typically occurs from 6th-10th business day based on the roll schedule.

The Fund’s investments likely will diverge widely from the components of the benchmark index, which could lead to performance dispersion between the Fund and the benchmark index, meaning that the Fund could outperform or underperform the indices at any given time. Please note that an investor cannot invest directly in an index.

36	DoubleLine Funds Trust

(Unaudited) March 31, 2022

DoubleLine Global Bond Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2022

	1 Year	5 Years	Since Inception (12-17-15)

DoubleLine Global Bond Fund Class I	-8.29%	-0.37%	-0.15%

FTSE World Government Bond Index	-7.74%	1.27%	1.57%

DoubleLine Global Bond Fund Class N	-8.45%	-0.59%	-0.38%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doublelinefunds.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call (813) 791-7333 or visit www.doublelinefunds.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

[3]	FTSE World Government Bond Index—This index measures the performance of fixed-rate, local currency and investment grade sovereign bonds.

The Fund’s investments likely will diverge widely from the components of the benchmark index, which could lead to performance dispersion between the Fund and the benchmark index, meaning that the Fund could outperform or underperform the indices at any given time. Please note that an investor cannot invest directly in an index.

Annual Report	|	March 31, 2022	37

Growth of Investment (Cont.)

DoubleLine Infrastructure Income Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2022

	1 Year	5 Years	Since Inception (4-1-16)

DoubleLine Infrastructure Income Fund Class I	-4.39%	2.46%	2.57%

Bloomberg U.S. Aggregate Bond Index	-4.15%	2.14%	1.87%

DoubleLine Infrastructure Income Fund Class N	-4.60%	2.23%	2.32%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doublelinefunds.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call (813) 791-7333 or visit www.doublelinefunds.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

[3]

Bloomberg U.S. Aggregate Bond Index—This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

The Fund’s investments likely will diverge widely from the components of the benchmark index, which could lead to performance dispersion between the Fund and the benchmark index, meaning that the Fund could outperform or underperform the indices at any given time. Please note that an investor cannot invest directly in an index.

38	DoubleLine Funds Trust

(Unaudited) March 31, 2022

DoubleLine Ultra Short Bond Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2022

	1 Year	5 Years	Since Inception (6-30-16)

DoubleLine Ultra Short Bond Fund Class I	-0.38%	1.22%	1.12%

ICE BofA 3-Month U.S. Treasury Bill Index	0.06%	1.13%	1.03%

DoubleLine Ultra Short Bond Fund Class N	-0.63%	0.98%	0.89%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doublelinefunds.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call (813) 791-7333 or visit www.doublelinefunds.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

[3]	ICE BofA 3-Month U.S. Treasury Bill Index—This index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

The Fund’s investments likely will diverge widely from the components of the benchmark index, which could lead to performance dispersion between the Fund and the benchmark index, meaning that the Fund could outperform or underperform the indices at any given time. Please note that an investor cannot invest directly in an index.

Annual Report	|	March 31, 2022	39

Growth of Investment (Cont.)

DoubleLine Shiller Enhanced International CAPE®

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2022

	1 Year	5 Years	Since Inception (12-23-16)

DoubleLine Shiller Enhanced International CAPE® Class I	5.05%	8.50%	9.79%

MSCI Europe Net Total Return USD Index	3.51%	6.92%	8.27%

DoubleLine Shiller Enhanced International CAPE® Class N	4.70%	8.22%	9.51%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doublelinefunds.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call (813) 791-7333 or visit www.doublelinefunds.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

[3]

MSCI Europe Net Total Return USD Index—This index captures large and mid cap representation across 15 Developed Markets (DM) countries in Europe. With 438 constituents, the index covers approximately 85% of the free float-adjusted market capitalization across the European Developed Markets equity universe.

The Fund’s investments likely will diverge widely from the components of the benchmark index, which could lead to performance dispersion between the Fund and the benchmark index, meaning that the Fund could outperform or underperform the indices at any given time. Please note that an investor cannot invest directly in an index.

40	DoubleLine Funds Trust

(Unaudited) March 31, 2022

DoubleLine Real Estate and Income Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2022

	1 Year	Since Inception (12-17-18)

DoubleLine Real Estate and Income Fund Class I	24.60%	13.45%

Dow Jones U.S. Select REIT Total Return Index	27.72%	12.92%

DoubleLine Real Estate and Income Fund Class N	24.31%	13.26%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doublelinefunds.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call (813) 791-7333 or visit www.doublelinefunds.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

[3]

Dow Jones U.S. Select REIT Total Return Index—This index is designed to measure the performance of publicly traded real estate securities. The index is designed to serve as a proxy for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate. The Dow Jones U.S. Select Real Estate Securities Index (RESI) seeks to measure equity real estate investment trusts (REITs) and real estate operating companies (REOCs) traded in the U.S.

The Fund’s investments likely will diverge widely from the components of the benchmark index, which could lead to performance dispersion between the Fund and the benchmark index, meaning that the Fund could outperform or underperform the indices at any given time. Please note that an investor cannot invest directly in an index.

Annual Report	|	March 31, 2022	41

Growth of Investment (Cont.)

DoubleLine Emerging Markets Local Currency Bond

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2022

	1 Year	Since Inception (6-28-19)

DoubleLine Emerging Markets Local Currency Bond Fund Class I	-3.90%	-2.61%

JPM GBI-EM Global Diversified Index	-8.53%	-3.30%

DoubleLine Emerging Markets Local Currency Bond Fund Class N	-4.08%	-2.86%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doublelinefunds.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call (813) 791-7333 or visit www.doublelinefunds.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

[3]

JPM GBI-EM Global Diversified Index—This index is an unmanaged, market-capitalization weighted, total-return index tracking the traded market for U.S.-dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by sovereign and quasi-sovereign entities.

The Fund’s investments likely will diverge widely from the components of the benchmark index, which could lead to performance dispersion between the Fund and the benchmark index, meaning that the Fund could outperform or underperform the indices at any given time. Please note that an investor cannot invest directly in an index.

42	DoubleLine Funds Trust

(Unaudited) March 31, 2022

DoubleLine Income Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2022

	1 Year	Since Inception (9-3-19)

DoubleLine Income Fund Class I	-2.42%	-1.36%

Bloomberg U.S. Aggregate Bond Index	-4.15%	-0.38%

DoubleLine Income Fund Class N	-2.75%	-1.55%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doublelinefunds.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call (813) 791-7333 or visit www.doublelinefunds.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

[3]

Bloomberg U.S. Aggregate Bond Index—This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

The Fund’s investments likely will diverge widely from the components of the benchmark index, which could lead to performance dispersion between the Fund and the benchmark index, meaning that the Fund could outperform or underperform the indices at any given time. Please note that an investor cannot invest directly in an index.

Annual Report	|	March 31, 2022	43

Growth of Investment (Cont.)

DoubleLine Multi-Asset Trend Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2022

	1 Year	Since Inception (2-26-21)

DoubleLine Mult-Asset Trend Fund Class I	9.12%	7.18%

Credit Suisse Managed Futures Liquid Total Return USD Index	13.22%	13.18%

DoubleLine Mult-Asset Trend Fund Class N	8.85%	6.93%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doublelinefunds.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call (813) 791-7333 or visit www.doublelinefunds.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

[3]

Credit Suisse Managed Futures Liquid Total Return USD Index—This index seeks to gain broad exposure to the Managed Futures strategy using a pre-defined quantitative methodology to invest in a range of asset classes including: equities, fixed income, commodities and currencies.

The Fund’s investments likely will diverge widely from the components of the benchmark index, which could lead to performance dispersion between the Fund and the benchmark index, meaning that the Fund could outperform or underperform the indices at any given time. Please note that an investor cannot invest directly in an index.

44	DoubleLine Funds Trust

Schedule of Investments - Summary DoubleLine Total Return Bond Fund	March 31, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
ASSET BACKED OBLIGATIONS(j)
	Total Asset Backed Obligations (Cost $2,589,659,832)				2,466,895,764	5.6%

COLLATERALIZED LOAN OBLIGATIONS(j)
	Total Collateralized Loan Obligations (Cost $1,329,156,743)				1,324,703,997	3.0%

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS

	BX Trust,
173,184,000	Series 2019-OC11-E	4.08%	(a)(b)	12/09/2041	151,076,093	0.3%

	Structured Adjustable Rate Mortgage Loan Trust,
171,527,000	Series JPM-4199-DUS	2.46%	(b)	02/08/2052	165,094,738	0.4%

Other Non-Agency Commercial Mortgage Backed Obligations(j)					3,940,842,734	9.0%

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $4,880,525,361)				4,257,013,565	9.7%

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS

	Citigroup Mortgage Loan Trust,
128,574,288	Series 2019-A-PT1	3.92%	(a)	10/25/2058	117,943,869	0.3%
189,710,654	Series 2019-D-PT1	3.32%	(a)(b)	04/25/2064	174,117,861	0.4%
258,019,375	Series 2020-RP1-A1	1.50%	(a)(b)	08/25/2064	242,884,784	0.6%
340,541,710	Series 2021-RP2-A1	1.75%	(a)(b)	03/25/2065	327,550,282	0.7%
167,525,130	Citigroup Mortgage Loan Trust	3.25% – 6.57%	(a)(b)	03/25/2065	169,034,087	0.4%

	CSMC Trust,
207,290,853	Series 2019-RPL6-PT1	3.68%	(a)(b)	11/25/2058	194,997,697	0.4%
197,318,944	Series 2020-RPL1-PT1	3.38%	(a)(b)	10/25/2069	192,580,329	0.4%

	GS Mortgage-Backed Securities Trust,
134,396,722	Series 2020-RPL2-A1	1.75%	(a)(b)	05/25/2060	131,667,797	0.3%

	Legacy Mortgage Asset Trust,
138,524,609	Series 2019-RPL3-PT1	0.00%	(a)	06/25/2058	137,049,876	0.3%

	PR Mortgage Loan Trust,
143,540,155	Series 2014-1-APT	5.90%	(a)(b)	10/25/2049	139,950,130	0.3%

	PRPM LLC,
233,376,342	Series 2021-10-A1	2.49%	(a)(h)	10/25/2026	224,673,365	0.5%
124,104,230	Series 2021-11-A1	2.49%	(a)(h)	11/25/2026	119,067,050	0.3%

	Securitized Mortgage Asset Loan Trust,
214,462,590	Series 2015-1-PC	3.19%	(a)(b)	02/25/2054	196,870,739	0.5%

Other Non-Agency Residential Collateralized Mortgage Obligations(j)					9,098,661,465	20.6%

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $12,515,142,419)				11,467,049,331	26.0%

US CORPORATE BONDS(j)
	Total US Corporate Bonds (Cost $14,690,000)				13,296,822	0.1%

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS

164,709,745	Federal Home Loan Mortgage Corporation,	3.00%		04/01/2045	163,892,183	0.4%
	Pool G08635
	Pool Z40117

	Federal Home Loan Mortgage Corporation,
167,489,858	Pool G08675	3.00%		11/01/2045	166,677,197	0.4%

128,430,108	Federal Home Loan Mortgage Corporation,	2.00%		09/01/2051	118,591,788	0.3%
	Pool QU7965
	Pool QU7970
	Pool SD0715
	Pool SE9043

	Federal Home Loan Mortgage Corporation,
239,195,074	Pool SD7534	2.50%		02/01/2051	229,912,296	0.5%
207,247,509	Pool SD8172	2.00%		10/01/2051	192,685,116	0.4%

178,680,453	Federal Home Loan Mortgage Corporation,	3.00%	(e)	09/15/2044	175,153,183	0.4%
	Series 4384-ZY
	Series 4390-NZ

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2022	45

Schedule of Investments - Summary DoubleLine Total Return Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS

116,339,251	Federal Home Loan Mortgage Corporation,	3.00%		06/15/2044	114,411,750	0.3%
	Series 4483-CA
	Series 4533-AB

375,000,000	Federal Home Loan Mortgage Corporation,	2.25%		01/25/2032	354,563,200	0.8%
	Series K140-A2
	Series K140-AM

250,000,000	Federal Home Loan Mortgage Corporation,	2.25%		05/25/2032	234,876,680	0.5%
	Series K141-A2
	Series K141-AM
2,484,454,665	Federal Home Loan Mortgage Corporation	0.00% – 23.85%	(b)(c)(d)(e)(f)	12/15/2030 – 10/25/2051	2,236,762,308	5.1%
1,234,511,887	Federal Home Loan Mortgage Corporation	2.50% – 5.00%		03/01/2028 – 06/01/2048	1,239,256,421	2.8%
1,000,139,818	Federal Home Loan Mortgage Corporation	1.50% – 3.50%		04/01/2033 – 11/01/2051	947,142,294	2.1%
111,000,000	Federal Home Loan Mortgage Corporation	1.87%		02/25/2032	101,444,154	0.2%

132,346,438	Federal National Mortgage Association Pass-Thru,	3.00%		03/01/2045	131,550,784	0.3%
	Pool AS4625
	Pool AS4645
	Pool AY3974
	Pool AY5471

	Federal National Mortgage Association,
217,500,000	Pool AN6680	3.37%		11/01/2047	224,725,713	0.5%
146,000,000	Pool BL8708	1.40%		11/01/2032	123,993,789	0.3%
171,441,901	Pool BM6831	1.93%	(b)	10/01/2033	155,231,332	0.3%
177,391,800	Pool BM6857	1.83%	(b)	12/01/2031	163,162,959	0.4%

145,722,825	Federal National Mortgage Association,	2.00%		09/01/2051	134,590,554	0.3%
	Pool BQ6498
	Pool BQ6564
	Pool CB1648
	Pool FM8730

207,795,135	Federal National Mortgage Association,	2.50%		08/01/2051	199,167,923	0.4%
	Pool BR2217
	Pool FM8442

	Federal National Mortgage Association,
200,000,000	Pool BS4654	2.39%		03/01/2032	193,740,818	0.4%

245,641,844	Federal National Mortgage Association,	2.00%		02/01/2051	228,712,370	0.5%
	Pool CA8933
	Pool CA9223

454,428,268	Federal National Mortgage Association,	2.00%		11/01/2051	423,375,490	1.0%
	Pool CB2054
	Pool CB2139
	Pool FM9452
	Pool FM9490
	Pool FM9538
	Pool MA4465

140,159,137	Federal National Mortgage Association,	2.50%		11/01/2050	134,203,334	0.3%
	Pool FM4752
	Pool FM4792
	Pool FM4913

643,367,109	Federal National Mortgage Association,	2.50%		09/01/2051	616,508,822	1.4%
	Pool FM8435
	Pool FM8579
	Pool FM8686
	Pool FM8745
	Pool FM8759
	Pool FM8769
	Pool FM8780

	Federal National Mortgage Association,
121,412,078	Pool FM8786	2.50%		10/01/2051	116,423,793	0.3%
198,291,108	Pool FM9441	2.00%		04/01/2051	184,744,829	0.4%

180,363,718	Federal National Mortgage Association,	2.50%		12/01/2051	172,374,891	0.4%
	Pool FM9672
	Pool FM9846

	Federal National Mortgage Association,
227,737,797	Pool MA4437	2.00%		10/01/2051	211,743,708	0.5%

194,707,166	Federal National Mortgage Association,	3.00%	(e)	10/25/2044	191,590,306	0.4%
	Series 2014-60-EZ
	Series 2014-61-ZV
	Series 2014-64-NZ
	Series 2014-67-DZ
	Series 2016-32-LA

46	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2022

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS

5,919,469,666	Federal National Mortgage Association	1.10% – 6.50%		04/01/2026 – 09/01/2053	5,670,907,638	12.9%
2,291,827,402	Federal National Mortgage Association	0.00% – 52.46%	(b)(c)(d)(e)(f)	01/25/2026 – 09/25/2060	1,940,996,879	4.4%
5,135,610,504	Federal National Mortgage Association	0.40% – 3.12%	(b)(c)	08/25/2024 – 12/25/2033	517,692,663	1.2%

387,788,905	Government National Mortgage Association,	2.50%		03/20/2051	376,311,413	0.9%
	Pool 785374
	Pool 785378
	Pool 785379
	Pool 785412
	Pool 785595
	Pool CB2017
	Pool CB4182
	Pool CB5487
	Pool MA7255
8,532,356,409	Government National Mortgage Association	0.00% – 36.68%	(b)(c)(d)(e)(f)	08/20/2033 – 06/16/2064	978,659,750	2.2%
342,419,383	Government National Mortgage Association	2.00% – 3.50%		01/20/2045 – 10/20/2051	331,464,017	0.8%

Other US Government and Agency Mortgage Backed Obligations(j)					277,442,480	0.6%

	Total US Government and Agency Mortgage Backed Obligations (Cost $21,004,246,339)				19,974,684,825	45.3%

US GOVERNMENT AND AGENCY OBLIGATIONS

167,200,000	United States Treasury Notes	1.13%		10/31/2026	157,295,360	0.4%
150,000,000	United States Treasury Notes	2.50%		03/31/2027	150,339,843	0.3%
320,000,000	United States Treasury Notes	1.38%		10/31/2028	299,212,499	0.7%
390,000,000	United States Treasury Notes	1.88%		02/15/2032	374,582,812	0.8%
1,095,000,000	United States Treasury Notes	2.38%		05/15/2051	1,074,319,042	2.4%
1,100,000,000	United States Treasury Notes	2.25%		02/15/2052	1,055,312,540	2.4%

Other US Government and Agency Obligations(j)					67,496,805	0.2%

	Total US Government and Agency Obligations (Cost $3,280,260,360)				3,178,558,901	7.2%

REPURCHASE AGREEMENTS(j)
	Total Repurchase Agreements (Cost $1,024,973)				1,024,460	0.0%

SHORT TERM INVESTMENTS

401,970,253	First American Government Obligations Fund - Class U	0.20%	(g)		401,970,253	0.9%
401,970,253	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.25%	(g)		401,970,253	0.9%
401,970,254	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.23%	(g)		401,970,254	0.9%

	Total Short Term Investments (Cost $1,205,910,760)				1,205,910,760	2.7%

	Total Investments (Cost $46,820,616,787)				43,889,138,425	99.6%
	Other Assets in Excess of Liabilities				194,087,580	0.4%

	NET ASSETS				$44,083,226,005	100.0%

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government and Agency Mortgage Backed Obligations	45.3%
Non-Agency Residential Collateralized Mortgage Obligations	26.0%
Non-Agency Commercial Mortgage Backed Obligations	9.7%
US Government and Agency Obligations	7.2%
Asset Backed Obligations	5.6%
Collateralized Loan Obligations	3.0%
Short Term Investments	2.7%
US Corporate Bonds	0.1%
Repurchase Agreements	0.0%	(i)
Other Assets and Liabilities	0.4%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
US Government and Agency Mortgage Backed Obligations	45.3%
Non-Agency Residential Collateralized Mortgage Obligations	26.0%
Non-Agency Commercial Mortgage Backed Obligations	9.7%
US Government and Agency Obligations	7.2%
Asset Backed Obligations	5.6%
Collateralized Loan Obligations	3.0%
Short Term Investments	2.7%
Aerospace & Defense	0.1%
Repurchase Agreements	0.0%	(i)
Other Assets and Liabilities	0.4%

	100.0%

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2022	47

Schedule of Investments - Summary DoubleLine Total Return Bond Fund (Cont.)

(a)	Includes securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(b)

Includes variable rate securities. Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(c)	Includes interest only securities

(d)

Includes inverse floating rate securities whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(e)

Includes securities that accrue interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of period end.

(f)	Includes principal only securities

(g)	Seven-day yield as of period end

(h)

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of period end.

(i)	Represents less than 0.05% of net assets

(j)	Represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate, respectively as of period end.

Securities Accounted for as Secured Borrowings
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Up to 30 days	31-90 days	Greater than 90 days	Total
Repurchase Agreements
Residential Mortgage Backed Obligations	$—	$—	$—	$5,201,287	$5,201,287

Total Borrowings	$—	$—	$—	$5,201,287	$5,201,287

Amounts related to agreements not included in offsetting disclosure					$5,201,287

48	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments - Summary DoubleLine Core Fixed Income Fund	March 31, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
ASSET BACKED OBLIGATIONS

	Pagaya AI Debt Selection Trust,
20,183,509	Series 2021-2-NOTE	3.00%	(a)	01/25/2029	19,743,748	0.2%

Other Asset Backed Obligations(j)					419,090,298	4.0%

	Total Asset Backed Obligations (Cost $460,677,089)				438,834,046	4.2%

BANK LOANS(j)
	Total Bank Loans (Cost $494,983,273)				491,557,958	4.7%

COLLATERALIZED LOAN OBLIGATIONS(j)
	Total Collateralized Loan Obligations (Cost $382,003,444)				377,022,124	3.6%

FOREIGN CORPORATE BONDS(j)
	Total Foreign Corporate Bonds (Cost $728,826,758)				655,772,696	6.3%

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS(j)
	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $175,858,676)				161,840,107	1.6%

MUNICIPAL BONDS(j)
	Total Municipal Bonds (Cost $6,319,261)				6,576,223	0.1%

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS

	Structured Adjustable Rate Mortgage Loan Trust,
36,929,000	Series JPM-4199-DUS	2.46%	(b)	02/08/2052	35,544,163	0.3%

Other Non-Agency Commercial Mortgage Backed Obligations(j)					705,846,496	6.8%

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $836,865,817)				741,390,659	7.1%

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS

	Citigroup Mortgage Loan Trust,
30,455,695	Series 2019-A-PT1	3.92%	(a)	10/25/2058	27,937,642	0.3%
56,519,505	Series 2021-RP2-A1	1.75%	(a)(b)	03/25/2065	54,363,326	0.5%

	CSMC Trust,
34,081,475	Series 2020-RPL1-PT1	3.38%	(a)(b)	10/25/2069	33,263,009	0.3%

	Impac Secured Assets Trust,
29,569,780	Series 2006-5-1A1C (1 Month LIBOR USD + 0.54%, 0.54% Floor, 11.50% Cap)	1.00%		02/25/2037	28,483,836	0.3%

	Legacy Mortgage Asset Trust,
26,320,684	Series 2019-RPL3-PT1	0.00%	(a)	06/25/2058	26,040,474	0.3%

	Redwood Funding Trust,
21,479,843	Series 2019-1-PT	4.21%	(a)(h)	09/27/2024	21,423,630	0.2%

	Securitized Mortgage Asset Loan Trust,
26,896,119	Series 2015-1-PC	3.19%	(a)(b)	02/25/2054	24,689,895	0.2%

Other Non-Agency Residential Collateralized Mortgage Obligations(j)					770,861,765	7.4%

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $1,044,912,657)				987,063,577	9.5%

US CORPORATE BONDS

23,000,000	AT&T, Inc.	3.50%		09/15/2053	20,269,083	0.2%

Other US Corporate Bonds(j)					1,594,527,677	15.4%

	Total US Corporate Bonds (Cost $1,693,082,067)				1,614,796,760	15.6%

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2022	49

Schedule of Investments - Summary DoubleLine Core Fixed Income Fund (Cont.)

PRINCIPAL AMOUNT $ / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS

	Federal Home Loan Mortgage Corporation,
70,536,323	Pool SD7538	2.00%		04/01/2051	65,777,263	0.6%
49,599,357	Pool SD8172	2.00%		10/01/2051	46,114,223	0.4%
25,787,749	Series 3967-ZP	4.00%	(e)	09/15/2041	26,951,731	0.3%
20,826,735	Series 4341-AZ	3.00%	(e)	05/15/2044	20,247,877	0.2%
106,807,168	Federal Home Loan Mortgage Corporation	2.50% – 12.49%	(b)(c)(d)(e)(f)	12/15/2030 – 01/15/2054	99,251,261	1.0%
53,380,502	Federal Home Loan Mortgage Corporation	2.00% – 3.00%		04/01/2047 – 10/01/2051	52,366,549	0.5%

94,629,000	Federal National Mortgage Association,	2.14%		10/01/2029	90,563,488	0.9%
	Pool BL4421
	Pool BL4424
	Pool BL4425

	Federal National Mortgage Association,
32,930,000	Pool BL4592	2.28%		11/01/2029	31,698,928	0.3%
60,924,204	Pool BT9380	2.00%		11/01/2051	56,756,281	0.4%
45,820,694	Pool CB1805	2.50%		10/01/2051	43,994,905	0.4%
37,273,621	Pool FM2310	3.00%		01/01/2048	36,914,432	0.4%
36,958,901	Pool FM8214	4.00%		05/01/2049	37,862,209	0.4%
30,571,684	Pool FM8972	4.00%		06/01/2049	31,438,467	0.3%
43,287,461	Pool FS0174	2.50%		01/01/2052	41,370,135	0.4%
30,247,308	Pool MA4237	2.00%		01/01/2051	28,186,298	0.3%
77,963,184	Pool MA4326	2.50%		05/01/2051	74,525,726	0.7%
28,018,518	Series 2013-45-LZ	3.00%	(e)	05/25/2043	27,718,767	0.3%
28,827,182	Series 2014-70-VZ	3.00%	(e)	11/25/2044	28,242,342	0.3%
36,436,861	Series 2018-35-PO	0.00%	(f)	05/25/2048	30,331,169	0.3%
32,103,276	Series 2020-49-ZD	2.00%	(e)	07/25/2050	26,796,925	0.3%
65,577,689	Series 2022-3-ZW	2.00%	(e)	02/25/2052	52,022,040	0.5%
257,710,983	Federal National Mortgage Association	2.00% – 5.00%		12/01/2029 – 12/01/2051	252,491,242	2.4%
109,857,757	Federal National Mortgage Association	0.00% – 27.71%	(c)(d)(e)(f)	04/25/2026 – 06/25/2057	67,812,632	0.7%

79,692,808	Government National Mortgage Association,	2.50%		10/20/2051	77,284,152	0.7%
	Pool 785662
	Pool 785713

Other US Government and Agency Mortgage Backed Obligations(j)					150,996,491	1.4%

	Total US Government and Agency Mortgage Backed Obligations (Cost $1,567,709,269)				1,497,715,533	14.4%

US GOVERNMENT AND AGENCY OBLIGATIONS

155,000,000	United States Treasury Notes	0.13%		03/31/2023	152,591,722	1.5%
170,600,000	United States Treasury Notes	0.13%		04/30/2023	167,596,812	1.6%
70,000,000	United States Treasury Notes	0.13%		07/31/2023	68,251,367	0.7%
216,700,000	United States Treasury Notes	2.25%		03/31/2024	216,416,429	2.1%
230,300,000	United States Treasury Notes	1.75%		03/15/2025	225,442,109	2.2%
125,800,000	United States Treasury Notes	0.38%		11/30/2025	116,328,144	1.1%
265,750,000	United States Treasury Notes	2.50%		03/31/2027	266,352,088	2.5%
59,900,000	United States Treasury Notes	1.25%		03/31/2028	55,883,658	0.5%
215,950,000	United States Treasury Notes	2.38%		03/31/2029	215,342,641	2.1%
109,250,000	United States Treasury Notes	1.88%		02/15/2032	104,931,211	1.0%
98,300,000	United States Treasury Notes	2.25%		05/15/2041	92,878,141	0.9%
137,500,000	United States Treasury Notes	2.38%		02/15/2042	132,666,016	1.3%
358,000,000	United States Treasury Notes	1.25%		05/15/2050	267,465,158	2.6%
175,220,000	United States Treasury Notes	2.25%		02/15/2052	168,101,687	1.6%
22,600,000	United States Treasury Notes	0.13% – 1.50%		01/31/2023 – 02/15/2025	22,050,955	0.2%

	Total US Government and Agency Obligations (Cost $2,330,544,659)				2,272,298,138	21.9%

AFFILIATED MUTUAL FUNDS

22,514,170	DoubleLine Global Bond Fund (Class I)				208,481,214	2.0%
45,674,545	DoubleLine Infrastructure Income Fund (Class I)				441,672,848	4.3%
5,000,000	DoubleLine Long Duration Total Return Bond Fund (Class I)				44,200,000	0.4%

	Total Affiliated Mutual Funds (Cost $731,870,245)				694,354,062	6.7%

COMMON STOCKS(j)
	Total Common Stocks (Cost $15,413,424)				5,050,226	0.1%

50	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2022

SHARES	SECURITY DESCRIPTION	RATE		VALUE $	% OF NET ASSETS
RIGHTS(j)
	Total Rights (Cost $—)			—	0.0%

WARRANTS(j)
	Total Warrants (Cost $—)			11,426	0.0%

REPURCHASE AGREEMENTS(j)
	Total Repurchase Agreements (Cost $85,414)			85,372	0.0%

SHORT TERM INVESTMENTS

134,259,829	First American Government Obligations Fund - Class U	0.20%	(g)	134,259,829	1.3%
134,259,830	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.25%	(g)	134,259,830	1.3%
134,259,830	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.23%	(g)	134,259,830	1.3%

Other Short Term Investments(j)				9,987,343	0.1%

	Total Short Term Investments (Cost $412,766,939)			412,766,832	4.0%

	Total Investments (Cost $10,881,918,992)			10,357,135,739	99.8%
	Other Assets in Excess of Liabilities			22,568,246	0.2%

	NET ASSETS			$10,379,703,985	100.0%

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	21.9%
US Corporate Bonds	15.6%
US Government and Agency Mortgage Backed Obligations	14.4%
Non-Agency Residential Collateralized Mortgage Obligations	9.5%
Non-Agency Commercial Mortgage Backed Obligations	7.1%
Affiliated Mutual Funds	6.7%
Foreign Corporate Bonds	6.3%
Bank Loans	4.7%
Asset Backed Obligations	4.2%
Short Term Investments	4.0%
Collateralized Loan Obligations	3.6%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.6%
Municipal Bonds	0.1%
Common Stocks	0.1%
Repurchase Agreements	0.0%	(i)
Warrants	0.0%	(i)
Rights	0.0%	(i)
Other Assets and Liabilities	0.2%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	21.9%
US Government and Agency Mortgage Backed Obligations	14.4%
Non-Agency Residential Collateralized Mortgage Obligations	9.5%
Non-Agency Commercial Mortgage Backed Obligations	7.1%
Affiliated Mutual Funds	6.7%
Asset Backed Obligations	4.2%
Banking	4.1%
Short Term Investments	4.0%
Collateralized Loan Obligations	3.6%
Energy	2.5%
Healthcare	1.6%
Utilities	1.6%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.5%

INVESTMENT BREAKDOWN as a % of Net Assets: (Cont.)
Finance	1.4%
Technology	1.4%
Telecommunications	1.3%
Automotive	0.9%
Media	0.9%
Insurance	0.9%
Transportation	0.8%
Retailers (other than Food/Drug)	0.8%
Electronics/Electric	0.8%
Business Equipment and Services	0.7%
Aerospace & Defense	0.7%
Food Products	0.7%
Real Estate	0.6%
Pharmaceuticals	0.5%
Hotels/Motels/Inns and Casinos	0.5%
Chemicals/Plastics	0.5%
Mining	0.4%
Diversified Manufacturing	0.4%
Leisure	0.4%
Commercial Services	0.3%
Industrial Equipment	0.3%
Pulp & Paper	0.2%
Food Service	0.2%
Containers and Glass Products	0.2%
Beverage and Tobacco	0.2%
Building and Development (including Steel/Metals)	0.2%
Construction	0.2%
Financial Intermediaries	0.2%
Environmental Control	0.2%
Chemical Products	0.1%
Municipal Bonds	0.1%
Consumer Products	0.1%
Food/Drug Retailers	0.0%	(i)
Cosmetics/Toiletries	0.0%	(i)
Repurchase Agreements	0.0%	(i)
Other Assets and Liabilities	0.2%

	100.0%

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2022	51

Schedule of Investments - Summary DoubleLine Core Fixed Income Fund (Cont.)

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(b)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(c)	Includes interest only securities

(d)

Includes inverse floating rate securities whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(e)

Includes securities that accrue interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of period end.

(f)	Includes principal only securities

(g)	Seven-day yield as of period end

(h)

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of period end.

(i)	Represents less than 0.05% of net assets

(j)	Represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate, respectively as of period end.

Securities Accounted for as Secured Borrowings
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Up to 30 days	31-90 days	Greater than 90 days	Total
Repurchase Agreements
Residential Mortgage Backed Obligations	$—	$—	$—	$433,441	$433,441

Total Borrowings	$—	$—	$—	$433,441	$433,441

Amounts related to agreements not included in offsetting disclosure					$433,441

Affiliated Mutual Funds

A summary of the DoubleLine Core Fixed Income Fund’s investments in affiliated mutual funds for the year ended March 31, 2022 is as follows:

Fund	Value at March 31, 2021	Gross Purchases	Gross Sales	Shares Held at March 31, 2022	Value at March 31, 2022	Change in Unrealized for the Year Ended March 31, 2022	Dividend Income Earned for the Year Ended March 31, 2022	Net Realized Gain (Loss) for the Year Ended March 31, 2022
DoubleLine Infrastructure Income Fund (Class I)	$477,755,738	$—	$—	45,674,545	$441,672,848	$(36,082,890)	$12,799,529	$—
DoubleLine Global Bond Fund (Class I)	618,164,812	—	(374,700,000)	22,514,170	208,481,214	(18,595,669)	1,478,924	(16,387,929)
DoubleLine Long Duration Total Return Bond Fund (Class I)	46,850,000	—	—	5,000,000	44,200,000	(2,650,000)	1,402,660	—

	$1,142,770,550	$—	$(374,700,000)	73,188,715	$694,354,062	$(57,328,559)	$15,681,113	$(16,387,929)

52	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Emerging Markets Fixed Income Fund	March 31, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 63.4%

ARGENTINA 2.3%
7,200,000	Banco Macro S.A. (5 Year Swap Rate USD + 5.46%)	6.64%		11/04/2026	5,966,640
8,345,000	Pampa Energia S.A.	7.50%		01/24/2027	7,335,255
1,000,000	Pampa Energia S.A.	9.13%	(a)	04/15/2029	892,050
150,000	Pampa Energia S.A.	9.13%		04/15/2029	133,807
9,785,692	Stoneway Capital Corporation	10.00%	(f)	03/01/2027	2,825,619

					17,153,371

BRAZIL 6.0%
4,000,000	Banco do Brasil S.A. (10 Year CMT Rate + 4.40%)	6.25%	(b)	04/15/2024	3,813,400
3,400,000	Banco do Brasil S.A. (10 Year CMT Rate + 6.36%)	9.00%	(b)	06/18/2024	3,548,971
2,900,000	Banco do Estado do Rio Grande do Sul S.A. (5 Year CMT Rate + 4.93%)	5.38%	(a)	01/28/2031	2,756,914
400,000	Banco do Estado do Rio Grande do Sul S.A. (5 Year CMT Rate + 4.93%)	5.38%		01/28/2031	380,264
5,000,000	Cosan Overseas Ltd.	8.25%	(b)	05/05/2022	5,015,425
1,929,352	Invepar Holdings	0.00%	(e)(f)	12/30/2028	—
12,050,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.45%)	3.88%		04/15/2031	11,437,016
800,000	MC Brazil Downstream Trading SARL	7.25%		06/30/2031	737,124
6,000,000	Minerva Luxembourg S.A.	4.38%	(a)	03/18/2031	5,436,600
300,000	Movida Europe S.A.	5.25%		02/08/2031	269,294
9,800,000	Petrobras Global Finance B.V.	6.75%		06/03/2050	9,641,779
2,000,000	Petrobras Global Finance B.V.	5.50%		06/10/2051	1,719,040
275,000	Simpar Europe S.A.	5.20%		01/26/2031	246,909
700,000	Suzano Austria GmbH	3.13%		01/15/2032	621,313

					45,624,049

CHILE 6.6%
1,000,000	AES Gener S.A. (5 Year CMT Rate + 4.92%)	6.35%		10/07/2079	989,430
4,800,000	AES Gener S.A. (5 Year Swap Rate USD + 4.64%)	7.13%	(a)	03/26/2079	4,825,512
4,803,000	AES Gener S.A. (5 Year Swap Rate USD + 4.64%)	7.13%		03/26/2079	4,828,528
2,300,000	Agrosuper S.A.	4.60%	(a)	01/20/2032	2,222,467
2,000,000	Antofagasta PLC	2.38%		10/14/2030	1,773,990
2,900,000	CAP S.A.	3.90%	(a)	04/27/2031	2,633,214
4,350,000	CAP S.A.	3.90%		04/27/2031	3,949,822
12,135,000	Chile Electricity PEC SpA	0.00%	(a)	01/25/2028	9,182,858
3,586,000	Empresa Electrica Angamos S.A.	4.88%		05/25/2029	3,413,711
4,627,616	Empresa Electrica Cochrane SpA	5.50%		05/14/2027	4,455,399
8,240,000	Empresa Electrica Guacolda S.A.	4.56%		04/30/2025	2,801,600
2,000,000	Engie Energia Chile S.A.	3.40%		01/28/2030	1,844,330
3,300,000	Mercury Chile Holdco LLC	6.50%	(a)	01/24/2027	3,162,769
400,000	Telefonica Moviles Chile S.A.	3.54%	(a)	11/18/2031	372,594

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
4,000,000	VTR Finance NV	6.38%		07/15/2028	3,883,020

					50,339,244

COLOMBIA 8.1%
450,000	AI Candelaria Spain SLU	7.50%		12/15/2028	442,670
3,800,000	AI Candelaria Spain SLU	5.75%	(a)	06/15/2033	3,270,337
350,000	AI Candelaria Spain SLU	5.75%		06/15/2033	301,215
2,850,000	Banco Davivienda S.A. (10 Year CMT Rate + 5.10%)	6.65%	(a)(b)	04/22/2031	2,632,402
7,400,000	Ecopetrol S.A.	4.63%		11/02/2031	6,707,397
1,050,000	Ecopetrol S.A.	5.88%		05/28/2045	921,868
10,550,000	Ecopetrol S.A.	5.88%		11/02/2051	8,993,506
7,100,000	Empresas Publicas de Medellin ESP	4.25%		07/18/2029	6,334,265
4,192,000	Empresas Publicas de Medellin ESP	4.38%		02/15/2031	3,617,885
956,800	Fideicomiso P.A. Pacifico Tres	8.25%		01/15/2035	992,259
1,500,000	Gilex Holding SARL	8.50%	(a)	05/02/2023	1,488,225
4,418,000	Gilex Holding SARL	8.50%		05/02/2023	4,383,319
400,000	Gran Tierra Energy International Holdings Ltd.	6.25%	(a)	02/15/2025	370,926
11,300,000	Gran Tierra Energy International Holdings Ltd.	6.25%		02/15/2025	10,478,660
2,100,000	Gran Tierra Energy, Inc.	7.75%	(a)	05/23/2027	1,944,778
8,851,000	Oleoducto Central S.A.	4.00%		07/14/2027	8,352,954

					61,232,666

DOMINICAN REPUBLIC 0.7%
5,400,000	AES Andres B.V.	5.70%	(a)	05/04/2028	5,117,769

GUATEMALA 0.0%
180,000	Millicom International Cellular S.A.	5.13%		01/15/2028	179,604

HONG KONG 0.1%
800,000	CK Hutchison International 20 Ltd.	2.50%	(a)	05/08/2030	742,373

INDIA 6.0%
3,136,000	Adani International Container Terminal Pvt Ltd.	3.00%	(a)	02/16/2031	2,806,930
2,208,000	Adani International Container Terminal Pvt Ltd.	3.00%		02/16/2031	1,976,308
2,620,000	Adani Ports & Special Economic Zone Ltd.	4.00%		07/30/2027	2,544,435
900,000	Adani Ports & Special Economic Zone Ltd.	4.38%		07/03/2029	865,924
4,450,000	Adani Ports & Special Economic Zone Ltd.	3.10%		02/02/2031	3,835,577
1,447,500	JSW Hydro Energy Ltd.	4.13%	(a)	05/18/2031	1,349,164
10,000,000	ONGC Videsh Ltd.	3.75%		07/27/2026	9,885,455
500,000	Reliance Industries Ltd.	8.25%		01/15/2027	591,412
6,100,000	Reliance Industries Ltd.	2.88%		01/12/2032	5,603,342
1,100,000	UltraTech Cement Ltd.	2.80%		02/16/2031	967,492
4,800,000	Vedanta Resources Finance PLC	9.25%	(a)	04/23/2026	4,151,088
12,600,000	Vedanta Resources Ltd.	6.13%		08/09/2024	11,040,750

					45,617,877

INDONESIA 3.0%
750,000	Freeport-McMoRan, Inc.	4.38%		08/01/2028	753,611
7,409,450	LLPL Capital Pte Ltd.	6.88%	(a)	02/04/2039	7,429,307
7,900,000	Minejesa Capital B.V.	4.63%		08/10/2030	7,524,750
7,500,000	Minejesa Capital B.V.	5.63%		08/10/2037	6,845,138

					22,552,806

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2022	53

Schedule of Investments DoubleLine Emerging Markets Fixed Income Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
JAMAICA 0.6%
2,154,702	Digicel Group Ltd. (5.00% + 3.00% PIK)	8.00%	(a)	04/01/2025	1,894,435
3,010,359	Digicel Group Ltd. (7.00% PIK)	7.00%	(a)(b)	04/18/2022	2,414,986

					4,309,421

KOREA 5.8%
2,100,000	Korea Development Bank	1.00%		09/09/2026	1,939,836
3,200,000	Korea Development Bank	1.63%		01/19/2031	2,840,722
7,900,000	Korea Development Bank	2.00%		10/25/2031	7,125,513
1,400,000	Korea East-West Power Company Ltd.	1.75%	(a)	05/06/2025	1,342,561
7,200,000	Korea East-West Power Company Ltd.	1.75%		05/06/2025	6,904,602
1,100,000	Korea Electric Power Corporation	1.13%		06/15/2025	1,033,205
1,100,000	Korea Hydro & Nuclear Power Company Ltd.	1.25%	(a)	04/27/2026	1,026,217
1,500,000	KT Corporation	1.00%		09/01/2025	1,390,936
5,100,000	KT Corporation	2.50%		07/18/2026	4,972,608
3,200,000	KT Corporation	1.38%		01/21/2027	2,946,846
1,100,000	LG Chem Ltd.	2.38%	(a)	07/07/2031	992,874
4,500,000	NongHyup Bank	1.25%	(a)	07/20/2025	4,241,884
3,200,000	POSCO	2.75%		07/15/2024	3,175,268
4,600,000	Shinhan Financial Group Company Ltd. (5 Year CMT Rate + 2.06%)	2.88%	(a)(b)	05/12/2026	4,204,630

					44,137,702

KUWAIT 1.1%
5,246,000	Equate Petrochemical B.V.	2.63%		04/28/2028	4,872,223
1,000,000	MEGlobal Canada ULC	5.00%	(a)	05/18/2025	1,033,219
2,300,000	MEGlobal Canada ULC	5.88%	(a)	05/18/2030	2,556,231

					8,461,673

MALAYSIA 0.8%
2,000,000	Petronas Capital Ltd.	2.48%	(a)	01/28/2032	1,865,631
4,500,000	Petronas Capital Ltd.	2.48%		01/28/2032	4,197,671
200,000	TNB Global Ventures Capital BHD	3.24%		10/19/2026	197,985

					6,261,287

MEXICO 4.1%
5,900,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.35%)	7.63%	(b)	01/10/2028	5,938,970
5,000,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.47%)	7.50%	(a)(b)	06/27/2029	4,912,100
5,200,000	Credito Real S.A.B. de C.V. (5 Year CMT Rate + 7.03%)	9.13%	(b)(f)	11/29/2022	247,052
5,300,000	Docuformas SAPI de C.V.	10.25%	(a)	07/24/2024	3,493,521
7,205,077	Grupo Idesa S.A. de C.V. (10.38% PIK)	10.13%	(a)	05/22/2026	4,683,300
7,400,000	Petroleos Mexicanos	6.75%		09/21/2047	6,028,928
16,033,000	Unifin Financiera S.A.B. de C.V. (5 Year CMT Rate + 6.31%)	8.88%	(b)	01/29/2025	5,853,648

					31,157,519

PANAMA 1.2%
700,000	Banco Nacional de Panama	2.50%	(a)	08/11/2030	619,616
2,150,000	C&W Senior Financing	6.88%		09/15/2027	2,137,659
5,117,399	UEP Penonome S.A.	6.50%	(a)	10/01/2038	4,870,817
1,466,924	UEP Penonome S.A.	6.50%		10/01/2038	1,396,240

					9,024,332

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
PERU 5.4%
1,500,000	Banco de Credito del Peru (5 Year CMT Rate + 3.00%)	3.13%	(a)	07/01/2030	1,413,637
7,568,000	Banco de Credito del Peru (5 Year CMT Rate + 3.00%)	3.13%		07/01/2030	7,132,272
3,000,000	Banco Internacional del Peru S.A.A. (3 Month LIBOR USD + 5.76%)	6.63%		03/19/2029	3,086,490
4,485,000	Banco Internacional del Peru S.A.A. Interbank (1 Year CMT Rate + 3.71%)	4.00%		07/08/2030	4,316,476
600,000	BBVA Banco Continental S.A. (5 Year CMT Rate + 2.75%)	5.25%		09/22/2029	612,471
3,220,228	Fenix Power Peru S.A.	4.32%		09/20/2027	3,145,213
4,167,300	Hunt Oil Company of Peru LLC Sucursal Del Peru	6.38%		06/01/2028	4,182,094
5,650,000	Inkia Energy Ltd.	5.88%		11/09/2027	5,463,578
2,110,000	Orazul Energy Egenor S en C por A	5.63%		04/28/2027	2,024,777
5,300,000	Peru LNG SRL	5.38%		03/22/2030	4,700,491
4,700,000	Petroleos del Peru S.A.	4.75%		06/19/2032	4,217,663
1,000,000	Petroleos del Peru S.A.	5.63%		06/19/2047	841,900

					41,137,062

QATAR 1.6%
12,900,000	Qatar Energy	2.25%		07/12/2031	11,899,915

SAUDI ARABIA 0.3%
2,700,000	SA Global Sukuk Ltd.	2.69%	(a)	06/17/2031	2,561,236

SINGAPORE 6.9%
7,100,000	DBS Group Holdings Ltd. (5 Year CMT Rate + 1.10%)	1.82%		03/10/2031	6,637,293
700,000	DBS Group Holdings Ltd. (5 Year CMT Rate + 1.92%)	3.30%	(b)	02/27/2025	682,238
5,200,000	Oversea-Chinese Banking Corporation Ltd. (5 Year CMT Rate + 1.58%)	1.83%	(a)	09/10/2030	4,904,952
3,800,000	Oversea-Chinese Banking Corporation Ltd. (5 Year CMT Rate + 1.58%)	1.83%		09/10/2030	3,584,388
4,900,000	PSA Treasury Pte Ltd.	2.13%		09/05/2029	4,642,003
7,100,000	PSA Treasury Pte Ltd.	2.25%		04/30/2030	6,702,714
738,000	SingTel Group Treasury Pte Ltd.	2.38%		08/28/2029	706,747
5,612,000	SingTel Group Treasury Pte Ltd.	1.88%		06/10/2030	5,094,137
6,800,000	Temasek Financial Ltd.	1.00%	(a)	10/06/2030	5,837,015
5,100,000	Temasek Financial Ltd.	1.00%		10/06/2030	4,377,761
7,750,000	United Overseas Bank Ltd. (5 Year CMT Rate + 1.52%)	1.75%		03/16/2031	7,224,356
2,000,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 1.79%)	3.88%	(b)	10/19/2023	1,988,200

					52,381,804

THAILAND 0.2%
1,203,000	Bangkok Bank PCL (5 Year CMT Rate + 4.73%)	5.00%	(b)	09/23/2025	1,188,143
700,000	Kasikornbank PCL (5 Year CMT Rate + 4.94%)	5.28%	(b)	10/14/2025	696,514

					1,884,657

54	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
UNITED ARAB EMIRATES 2.6%
13,836,384	Galaxy Pipeline Assets Bidco Ltd.	2.16%	(a)	03/31/2034	12,775,007
4,700,000	Galaxy Pipeline Assets Bidco Ltd.	2.63%		03/31/2036	4,225,675
2,900,000	Galaxy Pipeline Assets Bidco Ltd.	2.94%		09/30/2040	2,626,512

					19,627,194

	Total Foreign Corporate Bonds (Cost $548,245,971)				481,403,561

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 34.6%
BRAZIL 3.0%
4,800,000	Brazilian Government International Bond	3.88%		06/12/2030	4,433,520
12,500,000	Brazilian Government International Bond	3.75%		09/12/2031	11,300,000
1,000,000	Brazilian Government International Bond	5.00%		01/27/2045	892,510
6,600,000	Brazilian Government International Bond	5.63%		02/21/2047	6,261,024

					22,887,054

CHILE 3.1%
3,500,000	Chile Government International Bond	2.55%		01/27/2032	3,297,420
4,500,000	Chile Government International Bond	2.55%		07/27/2033	4,107,870
4,050,000	Chile Government International Bond	3.10%		05/07/2041	3,573,153
9,000,000	Chile Government International Bond	3.50%		01/25/2050	8,261,460
4,900,000	Chile Government International Bond	3.10%		01/22/2061	4,047,645

					23,287,548

COLOMBIA 4.2%
10,000,000	Colombia Government International Bond	3.13%		04/15/2031	8,480,000
15,400,000	Colombia Government International Bond	3.25%		04/22/2032	12,895,498
8,200,000	Colombia Government International Bond	5.00%		06/15/2045	6,931,952
5,100,000	Colombia Government International Bond	4.13%		05/15/2051	3,860,292

					32,167,742

DOMINICAN REPUBLIC 2.2%
16,400,000	Dominican Republic International Bond	4.88%	(a)	09/23/2032	14,883,164
2,150,000	Dominican Republic International Bond	6.00%	(a)	02/22/2033	2,106,484

					16,989,648

INDONESIA 3.9%
11,000,000	Indonesia Government International Bond	3.85%		10/15/2030	11,618,750
1,100,000	Indonesia Government International Bond	4.35%		01/11/2048	1,139,436
10,700,000	Indonesia Government International Bond	3.70%		10/30/2049	10,338,235
6,700,000	Perusahaan Penerbit SBSN Indonesia III	3.80%		06/23/2050	6,557,625

					29,654,046

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
KOREA 0.1%
570,000	Korea International Bond	2.75%		01/19/2027	568,808

MALAYSIA 1.1%
7,300,000	Malaysia Wakala Sukuk BHD	2.07%	(a)	04/28/2031	6,857,628
1,500,000	Malaysia Wakala Sukuk BHD	2.07%		04/28/2031	1,409,101

					8,266,729

MEXICO 5.1%
8,300,000	Mexico Government International Bond	2.66%		05/24/2031	7,579,560
17,650,000	Mexico Government International Bond	4.28%		08/14/2041	16,496,926
2,800,000	Mexico Government International Bond	4.35%		01/15/2047	2,595,572
12,800,000	Mexico Government International Bond	4.40%		02/12/2052	11,783,616

					38,455,674

PANAMA 3.2%
7,700,000	Panama Government International Bond	2.25%		09/29/2032	6,820,737
3,100,000	Panama Government International Bond	4.30%		04/29/2053	2,987,563
2,200,000	Panama Government International Bond	4.50%		04/01/2056	2,158,376
14,100,000	Panama Government International Bond	3.87%		07/23/2060	12,386,991

					24,353,667

PERU 0.5%
4,300,000	Peruvian Government International Bond	3.30%		03/11/2041	3,920,009

PHILIPPINES 3.4%
2,800,000	Philippine Government International Bond	2.46%		05/05/2030	2,666,149
7,000,000	Philippine Government International Bond	1.65%		06/10/2031	6,241,549
4,000,000	Philippine Government International Bond	3.70%		03/01/2041	3,893,400
8,700,000	Philippine Government International Bond	3.70%		02/02/2042	8,422,535
3,200,000	Philippine Government International Bond	2.95%		05/05/2045	2,776,457
2,200,000	Philippine Government International Bond	2.65%		12/10/2045	1,812,646

					25,812,736

SAUDI ARABIA 2.1%
500,000	Saudi Government International Bond	2.25%		02/02/2033	461,125
17,000,000	Saudi Government International Bond	3.45%		02/02/2061	15,112,286

					15,573,411

SINGAPORE 1.2%
10,500,000	Temasek Financial I Ltd.	1.63%		08/02/2031	9,383,394

SOUTH AFRICA 0.6%
4,600,000	Republic of South Africa Government Bond	4.30%		10/12/2028	4,457,359

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2022	55

Schedule of Investments DoubleLine Emerging Markets Fixed Income Fund (Cont.)

PRINCIPAL AMOUNT $/SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
UNITED ARAB EMIRATES 0.9%
2,900,000	Abu Dhabi Government International Bond	3.13%	(a)	04/16/2030	2,969,037
3,100,000	Abu Dhabi Government International Bond	1.70%		03/02/2031	2,832,749
1,000,000	Abu Dhabi Government International Bond	3.13%		09/30/2049	918,130

					6,719,916

	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $284,711,320)				262,497,741

COMMON STOCKS 0.3%
228,497	Frontera Energy Corporation(c)				2,639,717

	Total Common Stocks (Cost $20,010,063)				2,639,717

WARRANTS 0.0%
1,609,815	OAS S.A., Expiration 5/16/2039, Strike Price BRL 1.00(c)(e)				—

	Total Warrants (Cost $—)				—

SHORT TERM INVESTMENTS 1.0%
2,530,434	First American Government Obligations Fund - Class U	0.20%	(d)		2,530,434
2,530,434	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.25%	(d)		2,530,434
2,530,434	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.23%	(d)		2,530,434

	Total Short Term Investments (Cost $7,591,302)				7,591,302

	Total Investments 99.3% (Cost $860,558,656)				754,132,321
	Other Assets in Excess of Liabilities 0.7%				5,655,901

	NET ASSETS 100.0%				$759,788,222

INVESTMENT BREAKDOWN as a % of Net Assets:
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	34.6%
Utilities	14.8%
Banking	13.4%
Energy	13.3%
Transportation	7.5%
Finance	3.9%
Telecommunications	3.4%
Mining	3.2%
Chemical Products	1.7%
Consumer Products	1.7%
Short Term Investments	1.0%
Building and Development (including Steel/Metals)	0.5%
Chemicals/Plastics	0.1%
Conglomerates	0.1%
Pulp & Paper	0.1%
Construction	0.0%	(g)
Other Assets and Liabilities	0.7%

	100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
Colombia	12.6%
Chile	9.7%
Mexico	9.2%
Brazil	9.0%
Singapore	8.1%
Indonesia	6.9%
India	6.0%
Peru	5.9%
Korea	5.9%
Panama	4.4%
United Arab Emirates	3.5%
Philippines	3.4%
Dominican Republic	2.9%
Saudi Arabia	2.4%
Argentina	2.3%
Malaysia	1.9%
Qatar	1.6%
Kuwait	1.1%
United States	1.0%
South Africa	0.6%
Jamaica	0.6%
Thailand	0.2%
Hong Kong	0.1%
Guatemala	0.0%	(g)
Other Assets and Liabilities	0.7%

	100.0%

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(b)	Perpetual maturity. The date disclosed is the next call date of the security.

(c)	Non-income producing security

(d)	Seven-day yield as of period end

(e)	Value determined using significant unobservable inputs.

(f)	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

(g)	Represents less than 0.05% of net assets

BRL	Brazilian Real

PIK

A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

56	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Multi-Asset Growth Fund (Consolidated)	March 31, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COLLATERALIZED LOAN OBLIGATIONS 0.7%

	Brookside Mill Ltd.,
1,000,000	Series 2013-1A-SUB	0.00%	(a)(b)(g)(k)	01/17/2028	223,410

	Total Collateralized Loan Obligations (Cost $368,415)				223,410

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 19.0%

	Adjustable Rate Mortgage Trust,
110,574	Series 2006-1-2A1	3.48%	(a)	03/25/2036	74,849

	AMSR Trust,
500,000	Series 2021-SFR3-G	3.80%	(b)	10/17/2038	451,054

	Banc of America Alternative Loan Trust,
267,433	Series 2006-7-A4	6.50%		10/25/2036	100,704

	BCAP LLC Trust,
22,180	Series 2007-AA2-2A5	6.00%		04/25/2037	14,213

	Chase Mortgage Finance Trust,
144,916	Series 2006-S2-1A13	6.25%		10/25/2036	80,422

	ChaseFlex Trust,
110,247	Series 2007-M1-2F4	4.16%	(i)	08/25/2037	103,283

	CHL Mortgage Pass-Through Trust,
106,802	Series 2007-10-A5	6.00%		07/25/2037	69,071
5,858	Series 2007-4-1A5	6.50%		05/25/2037	3,666

	CitiMortgage Alternative Loan Trust,
101,240	Series 2007-A6-1A11	6.00%		06/25/2037	99,013

	Countrywide Alternative Loan Trust,
395,710	Series 2005-28CB-3A6	6.00%		08/25/2035	238,319
158,559	Series 2005-48T1-A2	5.50%		11/25/2035	118,616
162,266	Series 2005-J8-1A5	5.50%		07/25/2035	145,549
272,629	Series 2006-32CB-A10	6.00%		11/25/2036	203,139
53,121	Series 2006-32CB-A16	5.50%		11/25/2036	38,260
696,414	Series 2006-J1-2A1	7.00%		02/25/2036	145,485
9,449	Series 2007-17CB-1A10 (-5 x 1 Month LIBOR USD + 29.90%, 29.90% Cap)	27.80%	(c)	08/25/2037	11,225
7,225	Series 2007-21CB-2A2 (-4 x 1 Month LIBOR USD + 28.40%, 28.40% Cap)	26.57%	(c)	09/25/2037	7,673

	Credit Suisse First Boston Mortgage Securities Corporation,
56,726	Series 2005-8-1A3	5.25%		09/25/2035	53,934

	CSMC Mortgage-Backed Trust,
22,106	Series 2006-9-4A1	6.00%		11/25/2036	17,291

	Deutsche Mortgage Securities, Inc.,
40,554	Series 2006-PR1-3A1 (-1 x 1 Month LIBOR USD + 12.12%, 12.12% Cap)	11.57%	(b)(c)	04/15/2036	39,797
175,063	Series 2006-PR1-5AI4 (-1 x 1 Month LIBOR USD + 12.12%, 12.12% Cap)	11.57%	(b)(c)	04/15/2036	169,847

	GSAA Home Equity Trust,
1,000,000	Series 2006-15-AF3B	5.93%	(a)	09/25/2036	82,202

	GSR Mortgage Loan Trust,
44,238	Series 2006-2F-2A20 (-1 x 1 Month LIBOR USD + 11.10%, 5.00% Floor, 11.10% Cap)	10.87%	(c)	02/25/2036	39,312

	Homeward Opportunities Fund Trust,
497,846	Series 2020-BPL1-A2	5.44%	(b)(j)	08/25/2025	490,899

	JP Morgan Alternative Loan Trust,
13,180	Series 2005-S1-2A11	6.00%		12/25/2035	11,293
256,584	Series 2006-S1-1A3	5.50%		03/25/2036	174,636
81,185	Series 2006-CH2-AF3	5.46%	(i)	09/25/2029	58,406

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Lehman Mortgage Trust,
34,076	Series 2006-4-1A3 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	4.94%	(c)(d)	08/25/2036	4,039
2,130	Series 2006-4-1A4	6.00%		08/25/2036	2,040
592,256	Series 2007-10-2A1	6.50%		01/25/2038	281,892
283,666	Series 2007-5-11A1	4.63%	(a)	06/25/2037	219,421

	Lehman Trust,
76,815	Series 2005-1-3A3A	5.61%		07/25/2035	73,952

	MASTR Resecuritization Trust,
117,878	Series 2008-4-A1	6.00%	(a)(b)	06/27/2036	101,427

	Morgan Stanley Mortgage Loan Trust,
188,896	Series 2007-13-6A1	6.00%		10/25/2037	139,844

	NLT Trust,
500,000	Series 2021-INV2-B2	4.07%	(a)(b)	08/25/2056	437,297

	Progress Residential Trust,
400,000	Series 2021-SFR3-G	4.25%	(b)	05/17/2026	364,064

	Residential Accredit Loans, Inc.,
1,513	Series 2006-QS13-1A8	6.00%		09/25/2036	1,373
15,555	Series 2006-QS7-A4 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 6.00% Cap)	0.86%		06/25/2036	11,524
46,664	Series 2006-QS7-A5 (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	5.14%	(c)(d)	06/25/2036	4,779
30,244	Series 2006-QS8-A4 (1 Month LIBOR USD + 0.45%, 0.45% Floor)	0.91%		08/25/2036	22,227
90,733	Series 2006-QS8-A5 (-1 x 1 Month LIBOR USD + 5.55%, 5.55% Cap)	5.09%	(c)(d)	08/25/2036	8,773

	Residential Asset Mortgage Products, Inc.,
101,470	Series 2004-RS2-MII1 (1 Month LIBOR USD + 0.58%, 0.87% Floor, 14.00% Cap)	1.33%		02/25/2034	99,979

	Residential Asset Securitization Trust,
136,226	Series 2005-A11-1A4	5.50%		10/25/2035	114,309
12,388	Series 2005-A12-A12	5.50%		11/25/2035	9,163
304,463	Series 2007-A1-A8	6.00%		03/25/2037	147,386

	Toorak Mortgage Corporation Ltd.,
500,000	Series 2019-2-A2	4.21%	(j)	09/25/2022	492,706

	Washington Mutual Mortgage Pass-Through Certificates Trust,
202,276	Series 2006-8-A6	4.19%	(i)	10/25/2036	95,819

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $7,162,063)				5,674,172

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 15.0%

	Federal Home Loan Mortgage Corporation,
26,340	Series 3261-SA (-1 x 1 Month LIBOR USD + 6.43%, 6.43% Cap)	6.03%	(c)(d)	01/15/2037	3,702
51,765	Series 3355-BI (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.65%	(c)(d)	08/15/2037	6,656
14,704	Series 3384-S (-1 x 1 Month LIBOR USD + 6.39%, 6.39% Cap)	5.99%	(c)(d)	11/15/2037	1,565
55,383	Series 3384-SG (-1 x 1 Month LIBOR USD + 6.31%, 6.31% Cap)	5.91%	(c)(d)	08/15/2036	10,161
12,214	Series 3417-SX (-1 x 1 Month LIBOR USD + 6.18%, 6.18% Cap)	5.78%	(c)(d)	02/15/2038	1,294

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2022	57

Schedule of Investments DoubleLine Multi-Asset Growth Fund (Consolidated) (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
26,573	Series 3423-GS (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	5.25%	(c)(d)	03/15/2038	2,754
214,770	Series 3423-TG (-1 x 1 Month LIBOR USD + 6.00%, 0.35% Cap)	0.35%	(c)(d)	03/15/2038	1,145
33,995	Series 3500-SA (-1 x 1 Month LIBOR USD + 5.52%, 5.52% Cap)	5.12%	(c)(d)	01/15/2039	3,386
101,799	Series 3523-SM (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.60%	(c)(d)	04/15/2039	12,681
5,146	Series 3562-WS (-1 x 1 Month LIBOR USD + 4.95%, 4.95% Cap)	4.55%	(c)(d)	08/15/2039	448
42,699	Series 3728-SV (-1 x 1 Month LIBOR USD + 4.45%, 4.45% Cap)	4.05%	(c)(d)	09/15/2040	3,933
70,578	Series 3758-S (-1 x 1 Month LIBOR USD + 6.03%, 6.03% Cap)	5.63%	(c)(d)	11/15/2040	9,751
42,638	Series 3779-DZ	4.50%	(e)	12/15/2040	45,925
94,638	Series 3815-ST (-1 x 1 Month LIBOR USD + 5.85%, 5.85% Cap)	5.45%	(c)(d)	02/15/2041	13,906
31,559	Series 3900-SB (-1 x 1 Month LIBOR USD + 5.97%, 5.97% Cap)	5.57%	(c)(d)	07/15/2041	3,288
654,762	Series 4183-Z	3.00%	(e)	03/15/2043	649,329

	Federal National Mortgage Association,
43,297	Series 2006-101-SA (-1 x 1 Month LIBOR USD + 6.58%, 6.58% Cap)	6.12%	(c)(d)	10/25/2036	6,665
21,362	Series 2006-123-LI (-1 x 1 Month LIBOR USD + 6.32%, 6.32% Cap)	5.86%	(c)(d)	01/25/2037	3,394
164,595	Series 2007-39-AI (-1 x 1 Month LIBOR USD + 6.12%, 6.12% Cap)	5.66%	(c)(d)	05/25/2037	21,338
67,667	Series 2007-57-SX (-1 x 1 Month LIBOR USD + 6.62%, 6.62% Cap)	6.16%	(c)(d)	10/25/2036	9,622
4,557	Series 2009-49-S (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	6.29%	(c)(d)	07/25/2039	494
80,528	Series 2009-86-CI (-1 x 1 Month LIBOR USD + 5.80%, 5.80% Cap)	5.34%	(c)(d)	09/25/2036	5,051
19,299	Series 2009-90-IA (-1 x 1 Month LIBOR USD + 5.75%, 5.75% Cap)	5.29%	(c)(d)	03/25/2037	1,893
16,913	Series 2009-90-IB (-1 x 1 Month LIBOR USD + 5.72%, 5.72% Cap)	5.26%	(c)(d)	04/25/2037	1,715
106,384	Series 2010-39-SL (-1 x 1 Month LIBOR USD + 5.67%, 5.67% Cap)	5.21%	(c)(d)	05/25/2040	13,262
7,762	Series 2011-5-PS (-1 x 1 Month LIBOR USD + 6.40%, 6.40% Cap)	5.94%	(c)(d)	11/25/2040	138
279,332	Series 2012-30-DZ	4.00%		04/25/2042	285,211
1,303,000	Series 2013-53-ZC	3.00%	(e)	06/25/2043	1,288,512
1,216,850	Series 2013-55-VZ	3.00%	(e)	06/25/2043	1,204,295
640,445	Series 2015-9-ZA	3.50%	(e)	03/25/2045	656,419

	Government National Mortgage Association,
10,820	Series 2009-6-SM (-1 x 1 Month LIBOR USD + 5.95%, 5.95% Cap)	5.50%	(c)(d)	02/20/2038	518
118,207	Series 2011-45-GZ	4.50%		03/20/2041	118,857
75,752	Series 2011-7-LS (-2 x 1 Month LIBOR USD + 9.88%, 9.88% Cap)	8.98%	(c)	12/20/2040	81,443

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Total US Government and Agency Mortgage Backed Obligations (Cost $4,395,890)				4,468,751

AFFILIATED MUTUAL FUNDS 14.5%
124,955	DoubleLine Core Fixed Income Fund (Class I)				1,290,785
188,730	DoubleLine Flexible Income Fund (Class I)				1,738,199
131,152	DoubleLine Total Return Bond Fund (Class I)				1,287,914

	Total Affiliated Mutual Funds (Cost $4,611,061)				4,316,898

EXCHANGE TRADED FUNDS 10.9%
17,800	iShares ESG MSCI USA Leaders ETF				1,410,472
14,500	iShares MSCI Canada ETF				583,045
13,473	KraneShares Global Carbon ETF				628,650
13,750	SPDR Blackstone ETF				618,200

	Total Exchange Traded Funds (Cost $2,923,732)				3,240,367

REAL ESTATE INVESTMENT TRUSTS 4.2%
59,000	Chimera Investment Corporation				710,360
132,000	MFA Financial, Inc.				531,960

	Total Real Estate Investment Trusts (Cost $1,122,682)				1,242,320

SHORT TERM INVESTMENTS 34.0%
2,359,760	First American Government Obligations Fund - Class U	0.20%	(f)		2,359,760
2,359,760	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.25%	(f)		2,359,760
2,359,760	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.23%	(f)		2,359,760
2,000,000	United States Treasury Bills	0.00%	(h)	04/21/2022	1,999,869
200,000	United States Treasury Bills	0.00%		09/08/2022	199,190
500,000	United States Treasury Bills	0.00%		12/01/2022	496,251
300,000	United States Treasury Bills	0.00%		12/29/2022	297,205
100,000	United States Treasury Bills	0.00%		01/26/2023	98,876

	Total Short Term Investments (Cost $10,176,726)				10,170,671

	Total Investments - 98.3% (Cost $30,760,569)				29,336,589
	Other Assets in Excess of Liabilities - 1.7%				505,175

	NET ASSETS - 100.0%				$29,841,764

58	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2022

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Short Term Investments	34.0%
Non-Agency Residential Collateralized Mortgage Obligations	19.0%
US Government and Agency Mortgage Backed Obligations	15.0%
Affiliated Mutual Funds	14.5%
Exchange Traded Funds	10.9%
Real Estate Investment Trusts	4.2%
Collateralized Loan Obligations	0.7%
Other Assets and Liabilities	1.7%

100.0%

(a)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(c)

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(d)	Interest only security

(e)

This security accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of period end.

(f)	Seven-day yield as of period end

(g)

Security pays interest at rates that represent residual cashflows available after more senior tranches have been paid. The interest rate disclosed reflects the estimated rate in effect as of period end.

(h)	All or a portion of this security has been pledged as collateral.

(i)

The interest rate may step up conditioned upon the aggregate remaining principal balance of the underlying mortgage loans being reduced below a targeted percentage of the aggregate original principal balance of the mortgage loans. The interest rate shown is the rate in effect as of period end.

(j)

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of period end.

(k)	Value determined using significant unobservable inputs.

Futures Contracts
Description	Long/Short	Contract Quantity	Expiration Date	Notional Amount (1)	Unrealized Appreciation (Depreciation)/Value
E-Mini S&P 500 Index Future	Long	20	06/17/2022	4,530,750	$338,105
MSCI EAFE Index Futures	Long	32	06/17/2022	3,431,040	166,213
MSCI Emerging Markets Index Future	Long	26	06/17/2022	1,463,150	106,897
10-Year US Treasury Note Future	Short	(26)	06/21/2022	(3,194,750)	91,351
5-Year US Treasury Note Future	Short	(18)	06/30/2022	(2,064,375)	51,009
E-mini Russell 2000 Futures	Long	8	06/17/2022	826,560	36,902
EURO STOXX 50® Index Future	Long	18	06/17/2022	761,259	31,025

					$821,502

(1)	Notional Amount is determined based on the number of contracts multiplied by the contract size and the quoted daily settlement price in US dollars.

Swap Agreements

Excess Return Swaps
Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Unrealized Appreciation (Depreciation)/Value
Shiller Barclays CAPE® US Sector II ER USD Index(i)	Barclays Capital, Inc.	Long	0.40%	Termination	09/30/2022	6,000,000	$(125,849)
Long Commodity Basket Swap(ii)	Morgan Stanley	Long	0.19%	Termination	04/07/2022	1,400,000	—
Short Commodity Basket Swap(iii)	Morgan Stanley	Short	(0.22)%	Termination	04/07/2022	(1,400,000)	—

							$(125,849)

(i)

Shiller Barclays CAPE® US Sector II ER USD Index aims to provide notional long exposure to the top four United States equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE® Ratio (the “Relative CAPE® Indicator”) and that possess relatively strong price momentum over the prior twelve months. Each U.S. equity sector is represented by an index of equity securities of companies in the relevant sector. Information on the sector constituents as of March 31, 2022, is available on the Barclays Capital, Inc. website at https://indices.barclays/IM/12/en/indices/details.app;ticker=BXIICS2E.

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2022	59

Schedule of Investments DoubleLine Multi-Asset Growth Fund (Consolidated) (Cont.)

(ii)	Long Commodity Basket Swap represents a swap on a basket of commodity sub-indices of the Morgan Stanley index. At March 31, 2022, all constituents and their weightings were as follows:

Sub-Index	Ticker	Contract Value(iv)	Value of Index	Weightings
Morgan Stanley Brent Oil Roll	MSCYCO0	0.18	$119	16.7%
Morgan Stanley Crude Oil Roll	MSCYCL0	0.40	119	16.7%
Morgan Stanley Gasoil Roll	MSCYQS0	0.17	118	16.7%
Morgan Stanley Heating Oil Roll	MSCYHO0	0.17	118	16.7%
Morgan Stanley RBOB Roll	MSCYXB0	0.14	118	16.6%
Morgan Stanley Cotton Roll	MSCYCT0	0.12	118	16.6%

			$710	100.0%

(iii)	Short Commodity Basket Swap represents a swap on a basket of commodity sub-indices of the Morgan Stanley index. At March 31, 2022, all constituents and their weightings were as follows:

Sub-Index	Ticker	Contract Value(iv)	Value of Index	Weightings
Morgan Stanley Natural Gas Roll	MSCYNG0	1.02	$172	16.7%
Morgan Stanley Aluminium Roll	MSCYLA0	0.23	172	16.7%
Morgan Stanley Gold Roll	MSCYGC0	0.24	172	16.7%
Morgan Stanley Silver Roll	MSCYSI0	0.25	172	16.7%
Morgan Stanley Kansas Wheat Roll	MSCYKW0	0.53	171	16.6%
Morgan Stanley Cocoa Roll	MSCYCC0	0.43	171	16.6%

			$1,030	100.0%

(iv)

Contract value represents the number of units of the underlying constituent’s index in one unit of the custom basket index at creation. The contract value is calculated by multiplying each constituent’s weight by the starting price of the custom basket index and dividing by the starting price of the constituent’s index. The contract value will differ depending on the date the swap is initiated.

Affiliated Mutual Funds

A summary of the DoubleLine Multi-Asset Growth Fund’s investments in affiliated mutual funds for the year ended March 31, 2022 is as follows:

Fund	Value at March 31, 2021	Gross Purchases	Gross Sales	Shares Held at March 31, 2022	Value at March 31, 2022	Change in Unrealized for the Year Ended March 31, 2022	Dividend Income Earned for the Year Ended March 31, 2022	Net Realized Gain (Loss) for the Year Ended March 31, 2022
DoubleLine Flexible Income Fund (Class I)	$1,821,240	$—	$—	188,730	$1,738,199	$(83,041)	$68,104	$—
DoubleLine Core Fixed Income Fund (Class I)	1,375,754	—	—	124,955	1,290,785	(84,969)	39,167	—
DoubleLine Total Return Bond Fund (Class I)	1,371,852	—	—	131,152	1,287,914	(83,938)	42,656	—
DoubleLine Low Duration Bond Fund (Class I)	916,088	—	(914,780)	—	—	7,941	7,150	(9,249)

	$5,484,934	$—	$(914,780)	444,837	$4,316,898	$(244,007)	$157,077	$(9,249)

60	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Low Duration Bond Fund	March 31, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 7.9%

	AASET Ltd.,
6,245,632	Series 2019-2-A	3.38%	(a)	10/16/2039	4,981,460

	AccessLex Institute,
1,396,640	Series 2004-2-A3 (3 Month LIBOR USD + 0.19%)	0.45%		10/25/2024	1,386,454
3,688,588	Series 2007-A-B (3 Month LIBOR USD + 0.55%)	1.05%		02/25/2037	3,535,391

	Affirm Asset Securitization Trust,
11,003,353	Series 2020-A-A	2.10%	(a)	02/18/2025	10,984,537
2,525,033	Series 2020-Z1-A	3.46%	(a)	10/15/2024	2,534,525
8,705,155	Series 2020-Z2-A	1.90%	(a)	01/15/2025	8,620,030
5,000,000	Series 2021-A-A	0.88%	(a)	08/15/2025	4,974,285
2,850,000	Series 2021-B-A	1.03%	(a)	08/17/2026	2,724,925
15,175,310	Series 2021-Z1-A	1.07%	(a)	08/15/2025	14,936,299

	American Credit Acceptance Receivables Trust,
136,785	Series 2019-2-C	3.17%	(a)	06/12/2025	136,781

	Aqua Finance Trust,
5,711,950	Series 2020-AA-A	1.90%	(a)	07/17/2046	5,557,846

	Arivo Acceptance Auto Loan Receivables Trust,
893,823	Series 2019-1-A	2.99%	(a)	07/15/2024	895,760
3,780,012	Series 2021-1A-A	1.19%	(a)	01/15/2027	3,714,643

	CAL Funding IV Ltd.,
9,379,375	Series 2020-1A-A	2.22%	(a)	09/25/2045	8,738,706

	Commonbond Student Loan Trust,
1,451,162	Series 2017-BGS-A1	2.68%	(a)	09/25/2042	1,441,459
1,364,462	Series 2020-AGS-A	1.98%	(a)	08/25/2050	1,332,464

	Consumer Loan Underlying Bond Credit Trust,
8,845,000	Series 2020-P1-C	4.61%	(a)	03/15/2028	8,818,111

	CPS Auto Receivables Trust,
2,150,000	Series 2020-C-C	1.71%	(a)	08/17/2026	2,145,272

	Diamond Resorts Owner Trust,
4,040,862	Series 2021-1A-B	2.05%	(a)	11/21/2033	3,883,066

	Drive Auto Receivables Trust,
4,450,132	Series 2020-2-B	1.42%		03/17/2025	4,448,724

	Exeter Automobile Receivables Trust,
27,750,000	Series 2021-1A-C	0.74%		01/15/2026	27,225,436

	ExteNet Issuer LLC,
4,250,000	Series 2019-1A-B	4.14%	(a)	07/26/2049	4,227,650

	Foundation Finance Trust,
2,928,633	Series 2019-1A-A	3.86%	(a)	11/15/2034	2,957,957

	Genesis Sales Finance Master Trust,
7,200,000	Series 2020-AA-A	1.65%	(a)	09/22/2025	7,123,501
3,350,000	Series 2020-AA-B	2.24%	(a)	09/22/2025	3,311,892

	Global SC Finance SRL,
4,171,086	Series 2020-1A-A	2.17%	(a)	10/17/2040	3,967,058

	GLS Auto Receivables Issuer Trust,
2,541,153	Series 2020-2A-A	1.58%	(a)	08/15/2024	2,542,011

	Hertz Vehicle Financing LLC,
10,200,000	Series 2021-1A-B	1.56%	(a)	12/26/2025	9,675,819

	Hilton Grand Vacations Trust,
1,492,533	Series 2018-AA-A	3.54%	(a)	02/25/2032	1,495,013
750,606	Series 2020-AA-A	2.74%	(a)	02/25/2039	733,307

	Laurel Road Prime Student Loan Trust,
1,218,237	Series 2019-A-A1FX	2.34%	(a)	10/25/2048	1,213,205

	LendingClub Receivables Trust,
1,220,112	Series 2020-3-A	3.50%	(a)	01/16/2046	1,225,268
1,169,938	Series 2020-5A-A	3.50%	(a)	03/15/2046	1,169,990

	LendingPoint Asset Securitization Trust,
10,909,242	Series 2021-A-A	1.00%	(a)	12/15/2028	10,843,191

	Loanpal Solar Loan Ltd.,
9,685,201	Series 2020-3GS-A	2.47%	(a)	12/20/2047	9,072,111

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Marlette Funding Trust,
6,750,000	Series 2019-4A-C	3.76%	(a)	12/17/2029	6,709,944

	MVW Owner Trust,
1,038,936	Series 2018-1A-C	3.90%	(a)	01/21/2036	1,033,792

	Navient Private Education Loan Trust,
4,432,554	Series 2020-FA-A	1.22%	(a)	07/15/2069	4,328,290
2,511,218	Series 2020-GA-A	1.17%	(a)	09/16/2069	2,429,532

	NP SPE LLC,
4,409,089	Series 2019-1A-A1	2.57%	(a)	09/20/2049	4,162,831

	Oxford Finance Funding LLC,
6,755,475	Series 2019-1A-A2	4.46%	(a)	02/15/2027	6,812,129
17,218,543	Series 2020-1A-A2	3.10%	(a)	02/15/2028	17,241,548

	Pagaya AI Debt Selection Trust,
1,246,734	Series 2019-3-A	3.82%	(a)	11/16/2026	1,248,617
3,277,868	Series 2020-3-A	2.10%	(a)	05/17/2027	3,276,812
12,251,872	Series 2021-1-A	1.18%	(a)	11/15/2027	12,085,144
36,855,063	Series 2021-5-A	1.53%	(a)	08/15/2029	36,035,635
16,656,125	Series 2021-HG1-A	1.22%	(a)	01/16/2029	16,145,153
21,000,000	Series 2022-1-A	2.03%	(a)	10/15/2029	20,624,911

	Prosper Marketplace Issuance Trust,
4,319,063	Series 2019-2A-C	5.05%	(a)	09/15/2025	4,321,397

	Santander Drive Auto Receivables Trust,
5,000,000	Series 2020-4-D	1.48%		01/15/2027	4,868,128

	Sierra Timeshare Receivables Funding LLC,
3,699,052	Series 2021-2A-C	1.95%	(a)	09/20/2038	3,569,472

	SLM Private Credit Student Loan Trust,
6,983,153	Series 2006-A-A5 (3 Month LIBOR USD + 0.29%)	1.12%		06/15/2039	6,723,354
4,211,842	Series 2006-B-A5 (3 Month LIBOR USD + 0.27%)	1.10%		12/15/2039	4,032,868

	SoFi Alternative Consumer Loan Program,
32,306,795	Series 2021-2-A	1.25%	(a)	08/15/2030	31,820,610

	SoFi Alternative Trust,
25,740,077	Series 2021-1-PT1	9.72%	(a)(b)	05/25/2030	26,199,949
57,139,695	Series 2021-3-A	1.50%	(a)	11/15/2030	56,376,423
17,892,709	Series 2021-A-PT1	1.48%	(a)(b)	03/15/2047	16,848,401
19,524,092	Series 2021-B-PT1	1.76%	(a)(b)	02/15/2047	19,464,153

	SoFi Consumer Loan Program Trust,
3,992,672	Series 2019-F-PT1	3.93%	(a)(b)	02/15/2045	3,924,057

	SoFi Professional Loan Program,
560,551	Series 2017-A-A2B	2.40%	(a)	03/26/2040	561,770
6,336,485	Series 2020-C-AFX	1.95%	(a)	02/15/2046	6,211,389

	Stack Infrastructure Issuer LLC,
7,026,458	Series 2019-1A-A2	4.54%	(a)	02/25/2044	7,063,632

	TAL Advantage VII LLC,
4,212,500	Series 2020-1A-A	2.05%	(a)	09/20/2045	3,954,866

	Tesla Auto Lease Trust,
5,000,000	Series 2019-A-C	2.68%	(a)	01/20/2023	5,012,435
3,250,000	Series 2020-A-A4	0.78%	(a)	12/20/2023	3,215,858

	Theorem Funding Trust,
196,734	Series 2020-1A-A	2.48%	(a)	10/15/2026	196,785

	Upgrade Master Pass-Thru Trust,
545,213	Series 2019-ST1-A	4.00%	(a)	07/15/2025	544,413
6,763,619	Series 2021-PT3-A	13.07%	(a)(b)	07/15/2027	6,693,798

	Upstart Pass-Through Trust,
3,342,257	Series 2020-ST5-A	3.00%	(a)	12/20/2026	3,262,822
3,755,300	Series 2021-ST5-A	2.00%	(a)	07/20/2027	3,630,498
11,762,069	Series 2021-ST6-A	1.85%	(a)	08/20/2027	11,366,395

	Upstart Securitization Trust,
5,964,551	Series 2020-3-A	1.70%	(a)	11/20/2030	5,952,432
16,715,365	Series 2021-3-A	0.83%	(a)	07/20/2031	16,420,414
2,000,000	Series 2021-3-B	1.66%	(a)	07/20/2031	1,889,410

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2022	61

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Westgate Resorts LLC,
10,573,741	Series 2022-1A-C	2.49%	(a)	08/20/2036	10,275,770

	Total Asset Backed Obligations (Cost $592,814,666)				579,109,984

BANK LOANS 6.7%

	1011778 B.C. Unlimited Liability Company,
15,272,146	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.21%		11/19/2026	14,971,438

	Api Group DE, Inc.,
937,019	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.96%		10/01/2026	927,846

	Asplundh Tree Expert LLC,
14,120,271	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.21%		09/07/2027	13,995,730

	Avantor Funding, Inc.,
11,278,426	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.25%, 0.50% Floor)	2.75%		11/08/2027	11,207,936

	Axalta Coating Systems Dutch Holding B B.V.,
14,364,893	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.75%)	2.76%		05/31/2024	14,264,842

	Berry Global, Inc.,
15,032,424	Senior Secured First Lien Term Loan (2 Month LIBOR USD + 1.75%)	2.07%		07/01/2026	14,846,849

	Cable One, Inc.,
10,756,456	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.46%		05/03/2028	10,644,857

	Calpine Corporation,
1,426,662	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.46%		04/06/2026	1,409,122
7,647,162	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.96%		12/16/2027	7,597,991

	Catalent Pharma Solutions, Inc.,
2,943,464	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%, 0.50% Floor)	2.50%		02/22/2028	2,947,143

	Charter Communications Operating LLC,
14,972,033	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.96%		02/01/2027	14,867,079

	Clean Harbors, Inc.,
2,548,613	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.21%		10/09/2028	2,529,498

	CSC Holdings LLC,
13,186,168	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.65%		07/17/2025	13,004,924
1,571,897	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.65%		01/15/2026	1,552,249

	Elanco Animal Health, Inc.,
14,741,894	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.98%		07/30/2027	14,533,444

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Element Solutions, Inc.,
7,527,656	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.46%	01/30/2026	7,484,673

	Energizer Holdings, Inc.,
6,697,949	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 0.50% Floor)	2.75%	12/22/2027	6,597,479

	Fleetcor Technologies Operating Company LLC,
14,902,521	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.21%	04/28/2028	14,681,666

	Focus Financial Partners LLC,
2,893,782	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 0.50% Floor)	3.00%	06/30/2028	2,860,778

	Gardner Denver, Inc.,
15,071,987	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.21%	03/01/2027	14,847,867

	Generac Power Systems, Inc.,
1,310,264	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.98%	12/11/2026	1,308,626

	Go Daddy Operating Company LLC,
14,950,249	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.20%	02/15/2024	14,872,358

	Gray Television, Inc.,
3,247,352	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.73%	01/02/2026	3,227,738

	Grifols Worldwide Operations USA, Inc.,
9,508,028	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.21%	11/15/2027	9,361,842

	HCA, Inc.,
1,503,638	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.21%	06/23/2028	1,506,457

	Herman Miller, Inc.,
1,338,275	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.56%	07/19/2028	1,321,968

	Horizon Therapeutics USA, Inc.,
14,882,859	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%, 0.50% Floor)	2.25%	03/15/2028	14,757,322

	ICON Luxembourg SARL,
8,178,762	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.25%, 0.50% Floor)	3.31%	07/03/2028	8,150,668

	ICU Medical, Inc.,
1,205,000	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 2.50%, 0.50% Floor)	3.15%	01/08/2029	1,202,174

	Installed Building Products, Inc.,
618,450	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 0.50% Floor)	2.75%	12/14/2028	617,368

62	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	IQVIA, Inc.,
14,964,280	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.75%)	2.76%		06/11/2025	14,900,682

	Iron Mountain Information Management LLC,
14,144,350	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.21%		01/02/2026	13,991,167

	JBS USA Lux S.A.,
12,911,189	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 2.00%)	2.80%		05/01/2026	12,815,710

	KAR Auction Services, Inc.,
8,843,833	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.75%		09/21/2026	8,788,559

	KFC Holding Company,
6,874,752	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.22%		03/15/2028	6,833,916

	Lamar Media Corporation,
1,940,438	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.50%)	1.97%		01/29/2027	1,934,073

	Level 3 Financing, Inc.,
15,285,195	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.21%		03/01/2027	15,021,296

	Marriott Ownership Resorts, Inc.,
3,968,960	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.21%		08/29/2025	3,866,759

	Nexstar Broadcasting, Inc.,
14,960,983	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.73%		09/18/2026	14,922,234

	NortonLifeLock, Inc,
13,140,000	Senior Secured First Lien	2.50%	(c)	01/28/2029	12,994,934

	Pilot Travel Centers LLC,
15,422,500	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.46%		08/04/2028	15,236,119

	PRA Health Sciences, Inc.,
2,167,779	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.25%, 0.50% Floor)	3.00%		07/03/2028	2,160,333

	Resideo Funding, Inc.,
	Senior Secured First Lien Term Loan
4,219,556	(3 Month LIBOR USD + 2.25%, 0.50% Floor)	2.75%		02/11/2028	4,165,060
806,684	(2 Month LIBOR USD + 2.25%, 0.50% Floor)	2.75%		02/11/2028	796,266
806,684	(1 Month LIBOR USD + 2.25%, 0.50% Floor)	2.79%		02/11/2028	796,266

	Reynolds Consumer Products LLC,
14,301,150	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.21%		02/04/2027	14,096,858

	RPI Intermediate Finance Trust,
7,948,877	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.21%		02/11/2027	7,887,274

	Science Applications International Corporation,
5,320,079	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.88%)	2.33%		10/31/2025	5,302,629

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	ServiceMaster Company LLC, (The),
8,941,365	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.25%		11/05/2026	8,900,369

	SS&C Technologies, Inc.,
5,820,128	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.96%		04/16/2025	5,738,093

	Standard Industries, Inc.,
4,948,940	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 2.50%, 0.50% Floor)	3.79%		09/22/2028	4,943,991

	Stars Group Holdings B.V.,
14,900,125	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.25%)	3.26%		07/21/2026	14,797,687

	Trans Union LLC,
8,833,527	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.21%		11/13/2026	8,719,795
2,996,214	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 0.50% Floor)	2.75%		12/01/2028	2,978,731

	Univar Solutions USA, Inc.,
1,920,488	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.21%		06/02/2028	1,909,685

	US Foods, Inc.,
6,001,850	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.00%)	2.51%		09/14/2026	5,894,777

	Virgin Media Bristol LLC,
3,799,969	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.90%		01/31/2028	3,759,594

	Vistra Operations Company LLC,
	Senior Secured First Lien Term Loan
2,991,151	(1 Month LIBOR USD + 1.75%)	2.19%		12/31/2025	2,964,978
12,156,961	(1 Month LIBOR USD + 1.75%)	2.21%		12/31/2025	12,050,588

	WMG Acquisition Corporation,
15,155,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.13%)	2.58%		01/20/2028	15,041,337

	Zodiac Pool Solutions LLC,
1,905,225	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 2.00%, 0.50% Floor)	2.50%		01/29/2029	1,893,079

	Total Bank Loans (Cost $491,603,106)				488,202,771

COLLATERALIZED LOAN OBLIGATIONS 16.4%

	AIG Ltd.,
20,000,000	Series 2018-1A-A1R (3 Month LIBOR USD + 1.12%, 1.12% Floor)	1.37%	(a)	04/20/2032	19,887,220
10,000,000	Series 2021-2A-A (3 Month LIBOR USD + 1.17%, 1.17% Floor)	1.42%	(a)	07/20/2034	9,942,500

	Allegro Ltd.,
20,000,000	Series 2019-1A-AR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.40%	(a)	07/20/2032	19,905,871

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2022	63

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Anchorage Capital Ltd.,
15,000,000	Series 2013-1A-A1R (3 Month LIBOR USD + 1.25%)	1.49%	(a)	10/13/2030	15,006,024

	Apidos Ltd.,
4,000,000	Series 2021-35A-A (3 Month LIBOR USD + 1.05%, 1.05% Floor)	1.30%	(a)	04/20/2034	3,942,585

	Bain Capital Credit Ltd.,
20,000,000	Series 2019-1A-AR (3 Month LIBOR USD + 1.13%)	1.38%	(a)	04/19/2034	19,746,952

	Barings Ltd.,
5,987,000	Series 2015-2A-AR (3 Month LIBOR USD + 1.19%)	1.44%	(a)	10/20/2030	5,988,907

	Battalion Ltd.,
30,000,000	Series 2017-11A-AR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.41%	(a)	04/24/2034	29,654,831
22,000,000	Series 2021-20A-A (3 Month LIBOR USD + 1.18%, 1.18% Floor)	1.42%	(a)	07/15/2034	21,846,000

	BlueMountain Ltd.,
22,000,000	Series 2021-31A-A1 (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.40%	(a)	04/19/2034	21,869,357

	Bridge Street Ltd.,
20,000,000	Series 2021-1A-A1A (3 Month LIBOR USD + 1.23%, 1.23% Floor)	1.48%	(a)	07/20/2034	19,722,308

	Capital Four Ltd.,
15,000,000	Series 2021-1A-A (3 Month LIBOR USD + 1.21%, 1.21% Floor)	1.45%	(a)	01/18/2035	15,027,449

	Carlyle Global Market Strategies Ltd.,
25,000,000	Series 2016-1A-A1R2 (3 Month LIBOR USD + 1.14%, 1.14% Floor)	1.39%	(a)	04/20/2034	24,656,646

	Carlyle US Ltd.,
11,000,000	Series 2021-1A-A1 (3 Month LIBOR USD + 1.14%, 1.14% Floor)	1.38%	(a)	04/15/2034	10,896,746
11,000,000	Series 2021-7A-A1 (3 Month LIBOR USD + 1.16%, 1.16% Floor)	1.40%	(a)	10/15/2035	10,917,454

	CarVal Ltd.,
42,000,000	Series 2019-1A-ANR (3 Month LIBOR USD + 1.11%, 1.11% Floor)	1.36%	(a)	04/20/2032	41,727,000

	Cathedral Lake Ltd.,
35,000,000	Series 2018-5A-A1 (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.45%	(a)	10/21/2030	34,880,011

	CBAM Ltd.,
10,000,000	Series 2017-2A-AR (3 Month LIBOR USD + 1.19%, 1.19% Floor)	1.43%	(a)	07/17/2034	9,912,500
20,000,000	Series 2019-10A-A1R (3 Month LIBOR USD + 1.12%, 1.12% Floor)	1.37%	(a)	04/20/2032	19,886,206

	CFIP Ltd.,
18,918,197	Series 2014-1A-AR (3 Month LIBOR USD + 1.32%)	1.56%	(a)	07/13/2029	18,919,249
20,000,000	Series 2021-1A-A (3 Month LIBOR USD + 1.22%, 1.22% Floor)	1.33%	(a)	01/20/2035	19,831,350

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	CQS Ltd.,
25,000,000	Series 2021-1A-A (3 Month LIBOR USD + 1.22%, 1.22% Floor)	1.47%	(a)	01/20/2035	24,628,236

	Crown Point Ltd.,
18,000,000	Series 2021-1A-A1A (3 Month LIBOR USD + 1.17%, 1.17% Floor)	1.42%	(a)	07/20/2034	17,791,192

	Elmwood Ltd.,
5,000,000	Series 2020-1A-A (3 Month LIBOR USD + 1.24%, 1.24% Floor)	1.48%	(a)	04/15/2033	4,967,457

	Galaxy Ltd.,
27,500,000	Series 2016-22A-ARR (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.44%	(a)	04/16/2034	27,239,094

	Gener8 Maritime, Inc.,
10,000,000	Series 6A-A1R (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.45%	(a)	01/22/2035	9,890,991
14,000,000	Series 8A-AR (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.45%	(a)	10/20/2034	13,946,276
46,500,000	Series 9A-A (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.33%	(a)	10/20/2034	46,523,366

	Greywolf Ltd.,
5,585,000	Series 2015-1A-A1R (3 Month LIBOR USD + 1.16%, 1.16% Floor)	1.42%	(a)	01/27/2031	5,554,802
14,100,000	Series 2018-2A-A1 (3 Month LIBOR USD + 1.18%, 1.18% Floor)	1.43%	(a)	10/20/2031	14,029,500

	Gulf Stream Meridian Ltd.,
17,500,000	Series 2021-4A-A1 (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.44%	(a)	07/15/2034	17,313,317

	Halsey Point Ltd.,
60,000,000	Series 2021-5A-A1A (3 Month LIBOR USD + 1.21%, 1.21% Floor)	1.47%	(a)	01/30/2035	59,730,000

	Harbourview Ltd.,
8,478,649	Series 7RA-A1 (3 Month LIBOR USD + 1.13%, 1.13% Floor)	1.37%	(a)	07/18/2031	8,455,376

	Hayfin Ltd.,
22,000,000	Series 2018-8A-A (3 Month LIBOR USD + 1.12%, 1.12% Floor)	1.37%	(a)	04/20/2031	21,905,857

	Jamestown Ltd.,
10,500,000	Series 2018-6RA-A1 (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.41%	(a)	04/25/2030	10,434,538

	Jefferson Mill Ltd.,
9,968,710	Series 2015-1A-AR (3 Month LIBOR USD + 1.18%)	1.43%	(a)	10/20/2031	9,934,973

	LCM LP,
13,348,768	Series 19A-AR (3 Month LIBOR USD + 1.24%, 1.24% Floor)	1.48%	(a)	07/15/2027	13,305,986

	Madison Park Funding Ltd.,
20,000,000	Series 2019-34A-AR (3 Month LIBOR USD + 1.12%, 1.12% Floor)	1.38%	(a)	04/25/2032	19,900,000

	Marathon Ltd.,
3,000,000	Series 2017-9A-A2 (3 Month LIBOR USD + 1.75%)	1.99%	(a)	04/15/2029	2,963,058

64	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
24,008,401	Series 2018-12A-A1 (3 Month LIBOR USD + 1.18%)	1.42%	(a)	04/18/2031	23,921,279

	Marble Point Ltd.,
20,000,000	Series 2018-2A-A1R (3 Month LIBOR USD + 1.28%, 1.28% Floor)	1.53%	(a)	01/20/2032	19,933,165

	Midocean Credit Partners,
15,500,000	Series 2018-8A-A1R (3 Month LIBOR USD + 1.05%, 1.05% Floor)	1.53%	(a)	02/20/2031	15,369,426

	MP Ltd.,
10,000,000	Series 2013-1A-AR (3 Month LIBOR USD + 1.25%)	1.50%	(a)	10/20/2030	9,965,365
15,000,000	Series 2015-2A-ARR (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.48%	(a)	04/28/2034	14,946,152
35,000,000	Series 2021-2A-A (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.46%	(a)	07/25/2034	34,772,065

	Ocean Trails,
28,258,823	Series 2014-5A-ARR (3 Month LIBOR USD + 1.28%, 1.28% Floor)	1.52%	(a)	10/13/2031	28,035,632

	OCP Ltd.,
16,500,000	Series 2014-5A-A1R (3 Month LIBOR USD + 1.08%, 1.08% Floor)	1.35%	(a)	04/26/2031	16,420,288

	OHA Credit Funding Ltd.,
8,500,000	Series 2012-7A-AR3 (3 Month LIBOR USD + 1.07%, 1.07% Floor)	1.55%	(a)	02/20/2034	8,236,581

	Palmer Square Loan Funding Ltd.,
11,000,000	Series 2021-2A-A (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.39%	(a)	07/15/2034	10,873,014

	Prudential PLC,
20,000,000	Series 2021-5A-A (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.32%	(a)	10/18/2034	19,748,976

	Regatta Funding Ltd.,
12,500,000	Series 2018-3A-A (3 Month LIBOR USD + 1.19%)	1.45%	(a)	10/25/2031	12,462,363

	Riserva Ltd.,
10,000,000	Series 2016-3A-ARR (3 Month LIBOR USD + 1.06%, 1.06% Floor)	1.30%	(a)	01/18/2034	9,857,301

	Romark Ltd.,
21,771,593	Series 2018-1A-A1 (3 Month LIBOR USD + 1.03%)	1.28%	(a)	04/20/2031	21,641,913

	RR Ltd.,
18,875,000	Series 2021-14A-A1 (3 Month LIBOR USD + 1.12%, 1.12% Floor)	1.36%	(a)	04/15/2036	18,728,527

	Shackleton Ltd.,
20,000,000	Series 2015-7RA-AR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.39%	(a)	07/15/2031	19,927,193

	Sound Point Ltd.,
16,000,000	Series 2014-2RA-A (3 Month LIBOR USD + 1.25%, 1.25% Floor)	1.50%	(a)	10/20/2031	15,945,922
8,500,000	Series 2019-2A-AR (3 Month LIBOR USD + 1.17%, 1.17% Floor)	1.41%	(a)	07/15/2034	8,433,839
25,000,000	Series 2020-1A-AR (3 Month LIBOR USD + 1.17%, 1.17% Floor)	1.42%	(a)	07/20/2034	24,751,695

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Steele Creek Ltd.,
2,365,000	Series 2014-1RA-A (3 Month LIBOR USD + 1.07%, 1.07% Floor)	1.33%	(a)	04/21/2031	2,347,897
900,000	Series 2019-1A-BR (3 Month LIBOR USD + 1.80%, 1.80% Floor)	2.04%	(a)	04/15/2032	898,511
18,000,000	Series 2019-2A-AR (3 Month LIBOR USD + 1.17%, 1.17% Floor)	1.41%	(a)	07/15/2032	17,920,883

	Symphony Ltd.,
12,925,000	Series 2014-15A-AR3 (3 Month LIBOR USD + 1.08%, 1.08% Floor)	1.32%	(a)	01/17/2032	12,837,756

	Trestles Ltd.,
20,000,000	Series 2021-4A-A (3 Month LIBOR USD + 1.17%, 1.17% Floor)	1.43%	(a)	07/21/2034	19,815,000

	Trimaran CAVU LLC,
5,750,000	Series 2021-1A-A (3 Month LIBOR USD + 1.21%, 1.21% Floor)	1.47%	(a)	04/23/2032	5,733,807
10,000,000	Series 2021-3A-A (3 Month LIBOR USD + 1.21%, 1.21% Floor)	1.31%	(a)	01/18/2035	10,000,787

	Vibrant Ltd.,
21,715,001	Series 2015-3A-A1RR (3 Month LIBOR USD + 1.25%)	1.50%	(a)	10/20/2031	21,642,313

	Wellfleet Ltd.,
13,494,846	Series 2016-1A-AR (3 Month LIBOR USD + 0.91%)	1.16%	(a)	04/20/2028	13,498,467
2,358,504	Series 2016-2A-A1R (3 Month LIBOR USD + 1.14%, 1.14% Floor)	1.39%	(a)	10/20/2028	2,349,807
18,152,722	Series 2017-2A-A1R (3 Month LIBOR USD + 1.06%)	1.31%	(a)	10/20/2029	18,144,847
5,500,000	Series 2018-1A-A (3 Month LIBOR USD + 1.10%, 1.10% Floor)	1.34%	(a)	07/17/2031	5,473,807
10,000,000	Series 2021-2A-A1 (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.44%	(a)	07/15/2034	9,873,623

	Total Collateralized Loan Obligations (Cost $1,204,718,310)				1,197,189,386

FOREIGN CORPORATE BONDS 10.0%
4,500,000	Adani Ports & Special Economic Zone Ltd.	3.38%		07/24/2024	4,434,935
6,085,000	AerCap Global Aviation Trust	1.75%		10/29/2024	5,739,201
1,000,000	AES Gener S.A. (5 Year CMT Rate + 4.92%)	6.35%		10/07/2079	989,430
2,800,000	AES Gener S.A. (5 Year Swap Rate USD + 4.64%)	7.13%	(a)	03/26/2079	2,814,882

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2022	65

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
3,000,000	AES Gener S.A. (5 Year Swap Rate USD + 4.64%)	7.13%		03/26/2079	3,015,945
6,019,000	AstraZeneca PLC	3.50%		08/17/2023	6,113,084
800,000	Avolon Holdings Funding Ltd.	5.13%	(a)	10/01/2023	814,526
4,870,000	Axiata SPV2 BHD	4.36%		03/24/2026	5,061,050
750,000	Banco Bradesco S.A.	3.20%		01/27/2025	744,004
3,350,000	Banco Continental SAECA	2.75%	(a)	12/10/2025	3,065,903
9,350,000	Banco de Credito del Peru (5 Year CMT Rate + 2.45%)	3.25%	(a)	09/30/2031	8,690,685
1,800,000	Banco de Credito del Peru (5 Year CMT Rate + 2.45%)	3.25%		09/30/2031	1,673,073
3,050,000	Banco de Credito del Peru (5 Year CMT Rate + 3.00%)	3.13%		07/01/2030	2,874,396
2,500,000	Banco del Estado de Chile	2.70%		01/09/2025	2,483,399
5,600,000	Banco do Brasil S.A.	3.25%	(a)	09/30/2026	5,396,776
500,000	Banco Internacional del Peru S.A.A. (3 Month LIBOR USD + 5.76%)	6.63%		03/19/2029	514,415
8,050,000	Banco Internacional del Peru S.A.A. Interbank (1 Year CMT Rate + 3.71%)	4.00%		07/08/2030	7,747,521
2,500,000	Banco Latinoamericano de Comercio Exterior S.A.	2.38%	(a)	09/14/2025	2,411,987
1,500,000	Banco Latinoamericano de Comercio Exterior S.A.	2.38%		09/14/2025	1,447,193
12,200,000	Banco Mercantil del Norte S.A. (5 Year CMT Rate + 5.04%)	6.88%	(d)	07/06/2022	12,224,400
1,600,000	Banco Santander Chile	2.70%		01/10/2025	1,567,604
5,957,000	Bancolombia S.A. (5 Year CMT Rate + 2.93%)	4.88%		10/18/2027	5,929,896
12,480,000	Bancolombia S.A. (5 Year CMT Rate + 2.94%)	4.63%		12/18/2029	12,037,646
12,000,000	Banistmo S.A.	3.65%		09/19/2022	12,075,000
7,390,000	Bank of Montreal	1.50%		01/10/2025	7,084,643
4,695,000	Bank of Nova Scotia	0.55%		09/15/2023	4,567,991
1,635,000	Bank of Nova Scotia	0.65%		07/31/2024	1,556,369
6,060,000	Barclays PLC (1 Year CMT Rate + 0.80%)	1.01%		12/10/2024	5,821,633
700,000	BAT Capital Corporation	2.79%		09/06/2024	691,384
5,860,000	BAT International Finance PLC	1.67%		03/25/2026	5,384,551
2,000,000	BBVA Banco Continental S.A.	5.00%		08/26/2022	2,020,400
4,071,000	BBVA Bancomer S.A. (5 Year CMT Rate + 3.00%)	5.35%		11/12/2029	4,070,389
5,990,000	BNP Paribas S.A. (3 Month LIBOR USD + 2.24%)	4.71%	(a)	01/10/2025	6,118,774
4,530,000	BOC Aviation Corporation	1.63%	(a)	04/29/2024	4,353,965
6,275,000	BPCE S.A.	2.38%	(a)	01/14/2025	6,050,556
1,750,000	Camposol S.A.	6.00%		02/03/2027	1,650,819
3,435,000	Canadian Imperial Bank of Commerce	0.45%		06/22/2023	3,354,755
6,045,000	Canadian Pacific Railway Company	1.35%		12/02/2024	5,801,682
12,000,000	Chile Electricity PEC SpA	0.00%	(a)	01/25/2028	9,080,700
11,600,000	CK Hutchison International 21 Ltd.	1.50%	(a)	04/15/2026	10,850,569
200,000	CK Hutchison International 21 Ltd.	1.50%		04/15/2026	187,079

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
6,210,000	Commonwealth Bank of Australia (Secured Overnight Financing Rate + 0.40%)	0.50%	(a)	07/07/2025	6,152,526
5,036,000	Corporacion Financiera de Desarrollo S.A.	5.25%		07/15/2029	4,970,129
3,655,000	Daimler Trucks Finance North America LLC	1.63%	(a)	12/13/2024	3,493,030
5,000,000	DBS Group Holdings Ltd.	1.17%	(a)	11/22/2024	4,796,797
13,550,000	DBS Group Holdings Ltd. (5 Year CMT Rate + 1.10%)	1.82%		03/10/2031	12,666,947
6,280,000	Deutsche Bank AG	0.90%		05/28/2024	5,984,066
1,173,505	Digicel Group Ltd. (5.00% + 3.00% PIK)	8.00%	(a)	04/01/2025	1,031,757
181,713	Digicel Group Ltd. (7.00% PIK)	7.00%	(a)(d)	04/18/2022	145,775
8,500,000	Ecopetrol S.A.	5.88%		09/18/2023	8,727,545
7,400,000	Ecopetrol S.A.	4.13%		01/16/2025	7,298,435
2,803,600	Empresa Electrica Angamos S.A.	4.88%		05/25/2029	2,668,901
4,080,860	Empresa Electrica Cochrane SpA	5.50%		05/14/2027	3,928,991
5,074,000	Empresa Electrica Guacolda S.A.	4.56%		04/30/2025	1,725,160
100,000	Enbridge, Inc.	4.00%		10/01/2023	101,600
2,850,000	Enbridge, Inc.	0.55%		10/04/2023	2,763,495
3,005,000	Enbridge, Inc.	2.50%		02/14/2025	2,940,533
8,400,000	Enel Generacion Chile S.A.	4.25%		04/15/2024	8,556,954
500,000	Equate Petrochemical B.V.	4.25%		11/03/2026	507,813
12,457,632	Fenix Power Peru S.A.	4.32%		09/20/2027	12,167,432
17,126,375	Galaxy Pipeline Assets Bidco Ltd.	1.75%		09/30/2027	16,453,027
1,235,000	Geopark Ltd.	6.50%		09/21/2024	1,267,870
1,575,000	Glencore Funding LLC	4.13%	(a)	05/30/2023	1,602,972
1,430,000	Glencore Funding LLC	4.13%	(a)	03/12/2024	1,450,299
2,305,000	Glencore Funding LLC	4.00%	(a)	04/16/2025	2,319,947
8,735,760	GNL Quintero S.A.	4.63%		07/31/2029	8,845,306
3,000,000	Grupo Aval Ltd.	4.75%		09/26/2022	3,022,785
3,615,000	GrupoSura Finance S.A.	5.50%		04/29/2026	3,646,794
10,000,000	HPHT Finance Ltd.	2.88%		11/05/2024	9,898,487
6,275,000	HSBC Holdings PLC (Secured Overnight Financing Rate + 0.58%)	1.16%		11/22/2024	6,062,648
6,177,000	Inkia Energy Ltd.	5.88%		11/09/2027	5,973,190
1,907,979	Interoceanica Finance Ltd.	0.00%		11/30/2025	1,803,040
6,850,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 2.82%)	4.50%		11/21/2029	6,795,371
15,933,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.45%)	3.88%		04/15/2031	15,122,488
2,535,000	JDE Peet’s NV	0.80%	(a)	09/24/2024	2,380,912
200,000	Kallpa Generacion S.A.	4.88%		05/24/2026	205,850
3,600,000	Korea Development Bank	1.25%		06/03/2025	3,439,486
11,000,000	Korea Development Bank	0.80%		04/27/2026	10,149,423
4,000,000	Korea Development Bank	1.00%		09/09/2026	3,694,927
5,300,000	Korea East-West Power Company Ltd.	1.75%		05/06/2025	5,082,554
7,700,000	Korea East-West Power Company Ltd.	1.75%	(a)	05/06/2025	7,384,088
14,700,000	Korea Electric Power Corporation	1.13%		06/15/2025	13,807,372
1,900,000	Korea Electric Power Corporation	1.13%	(a)	06/15/2025	1,784,626
4,200,000	Korea Hydro & Nuclear Power Company Ltd.	1.25%	(a)	04/27/2026	3,918,282

66	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
13,000,000	Korea Southern Power Company Ltd.	0.75%	(a)	01/27/2026	11,924,082
15,575,000	KT Corporation	1.00%		09/01/2025	14,442,553
3,000,000	KT Corporation	2.50%		07/18/2026	2,925,064
11,800,000	LG Chem Ltd.	3.25%		10/15/2024	11,834,964
5,945,000	Lloyds Banking Group PLC (1 Year CMT Rate + 0.55%)	0.70%		05/11/2024	5,794,322
6,035,000	Macquarie Bank Ltd.	2.10%	(a)	10/17/2022	6,037,806
200,000	MEGlobal Canada ULC	5.00%		05/18/2025	206,644
13,090,000	MEGlobal Canada ULC	5.00%	(a)	05/18/2025	13,524,837
2,000,000	Mercury Chile Holdco LLC	6.50%	(a)	01/24/2027	1,916,830
180,000	Millicom International Cellular S.A.	6.63%		10/15/2026	184,949
4,050,000	Millicom International Cellular S.A.	5.13%		01/15/2028	4,041,090
8,100,000	Minejesa Capital B.V.	4.63%		08/10/2030	7,715,250
4,865,000	Mitsubishi UFJ Financial Group, Inc. (1 Year CMT Rate + 0.45%)	0.96%		10/11/2025	4,589,899
7,250,000	Mitsubishi UFJ Financial Group, Inc. (3 Month LIBOR USD + 0.86%)	1.13%		07/26/2023	7,286,765
6,040,000	Mizuho Financial Group, Inc. (Secured Overnight Financing Rate + 0.96%)	1.16%		05/22/2026	6,001,873
4,000,000	Multibank, Inc.	4.38%		11/09/2022	4,029,180
5,780,000	NatWest Group PLC (3 Month LIBOR USD + 1.55%)	2.52%		06/25/2024	5,833,656
2,300,000	NongHyup Bank	1.25%		07/20/2025	2,168,074
3,300,000	NongHyup Bank	1.25%	(a)	07/20/2025	3,110,715
2,400,000	ONGC Videsh Ltd.	4.63%		07/15/2024	2,448,760
1,000,000	ONGC Videsh Ltd.	3.75%		07/27/2026	988,545
7,849,000	Orazul Energy Egenor S en C por A	5.63%		04/28/2027	7,531,979
3,000,000	Oversea-Chinese Banking Corporation Ltd.	4.25%		06/19/2024	3,061,029
500,000	Oversea-Chinese Banking Corporation Ltd. (5 Year CMT Rate + 1.58%)	1.83%		09/10/2030	471,630
9,000,000	Oversea-Chinese Banking Corporation Ltd. (5 Year CMT Rate + 1.58%)	1.83%	(a)	09/10/2030	8,489,340
836,042	Panama Metro Line SP	0.00%		12/05/2022	825,349
1,100,000	Pertamina Persero PT	4.30%		05/20/2023	1,116,751
9,200,000	Pertamina Persero PT	1.40%		02/09/2026	8,531,342
50,000	Petrobras Global Finance B.V.	6.25%		03/17/2024	52,484
16,800,000	Petronas Capital Ltd.	3.50%		03/18/2025	16,966,653
2,300,000	POSCO	2.75%		07/15/2024	2,282,224
4,400,000	PSA Treasury Pte Ltd.	2.50%		04/12/2026	4,323,390
2,900,000	Qatar Energy	1.38%	(a)	09/12/2026	2,710,934
13,900,000	Qatar Petroleum	1.38%		09/12/2026	12,993,790
13,150,000	Reliance Holdings, Inc.	4.13%		01/28/2025	13,334,246
8,130,000	Royal Bank of Canada (Secured Overnight Financing Rate + 0.53%)	0.66%		01/20/2026	8,063,872
7,500,000	SA Global Sukuk Ltd.	1.60%		06/17/2026	7,060,275
2,700,000	SA Global Sukuk Ltd.	1.60%	(a)	06/17/2026	2,541,699
8,495,000	Sable International Finance Ltd.	5.75%		09/07/2027	8,564,871
700,000	Saudi Arabian Oil Company	2.88%		04/16/2024	698,802
1,500,000	Scotiabank Peru S.A. (3 Month LIBOR USD + 3.86%)	4.50%		12/13/2027	1,508,565
2,640,000	SingTel Group Treasury Pte Ltd.	3.25%		06/30/2025	2,658,361

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
5,335,000	SingTel Group Treasury Pte Ltd.	2.38%		10/03/2026	5,181,635
6,140,000	Sumitomo Mitsui Trust Bank Ltd.	0.80%	(a)	09/12/2023	5,978,960
9,000,000	Telefonica Chile S.A.	3.88%		10/12/2022	9,051,660
16,250,000	TNB Global Ventures Capital BHD	3.24%		10/19/2026	16,086,281
6,020,000	Toronto-Dominion Bank	0.70%		09/10/2024	5,718,467
7,800,000	Transportadora de Gas del Peru S.A.	4.25%		04/30/2028	7,929,636
6,065,000	UBS Group Funding Switzerland AG (1 Year CMT Rate + 0.83%)	1.01%	(a)	07/30/2024	5,902,623
9,515,000	United Overseas Bank Ltd. (5 Year CMT Rate + 1.50%)	3.75%		04/15/2029	9,564,894
8,900,000	United Overseas Bank Ltd. (5 Year CMT Rate + 1.52%)	1.75%		03/16/2031	8,296,358
2,915,000	Vedanta Resources Ltd.	7.13%		05/31/2023	2,755,404
1,000,000	Vedanta Resources Ltd.	6.13%		08/09/2024	876,250
6,055,000	Volkswagen Group of America Finance LLC	0.88%	(a)	11/22/2023	5,850,843
4,985,000	VTR Comunicaciones SpA	5.13%		01/15/2028	4,758,108

	Total Foreign Corporate Bonds (Cost $767,106,899)				733,997,403

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 2.0%
5,800,000	Abu Dhabi Government International Bond	2.50%	(a)	04/16/2025	5,777,032
20,800,000	Brazilian Government International Bond	2.88%		06/06/2025	20,400,432
4,200,000	Chile Government International Bond	3.13%		01/21/2026	4,236,666
2,700,000	Colombia Government International Bond	2.63%		03/15/2023	2,687,715
19,000,000	Colombia Government International Bond	4.50%		01/28/2026	19,003,895
2,000,000	Malaysia Sovereign Sukuk BHD	3.04%		04/22/2025	2,006,000
4,600,000	Panama Government International Bond	4.00%		09/22/2024	4,708,100
12,500,000	Panama Government International Bond	3.75%		03/16/2025	12,733,875
14,100,000	Perusahaan Penerbit SBSN Indonesia III	2.30%		06/23/2025	13,892,025
6,000,000	Perusahaan Penerbit SBSN Indonesia III	1.50%	(a)	06/09/2026	5,655,000
14,250,000	Peruvian Government International Bond	2.39%		01/23/2026	13,853,707
19,900,000	Qatar Government International Bond	3.25%		06/02/2026	20,308,985
5,000,000	Republic of South Africa Government Bond	4.67%		01/17/2024	5,114,770
1,800,000	Republic of South Africa Government Bond	4.88%		04/14/2026	1,836,657
11,600,000	Saudi Government International Bond	3.25%		10/26/2026	11,889,223

	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $151,229,089)				144,104,082

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2022	67

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 15.2%

	ACRE Commercial Mortgage Ltd.,
5,000,000	Series 2021-FL4-AS (1 Month LIBOR USD + 1.10%, 1.10% Floor)	1.57%	(a)	12/18/2037	4,907,105

	ACREC Trust Ltd.,
16,793,000	Series 2021-FL1-A (1 Month LIBOR USD + 1.15%, 1.15% Floor)	1.62%	(a)	10/16/2036	16,591,837

	Arbor Multifamily Mortgage Securities Trust,
14,340,000	Series 2021-MF2-A2	2.02%	(a)	06/15/2054	13,581,295

	Arbor Realty Ltd.,
16,415,000	Series 2020-FL1-AS (Secured Overnight Financing Rate 1 Month + 1.51%, 1.40% Floor)	1.82%	(a)	02/15/2035	16,352,689
5,000,000	Series 2021-FL1-A (1 Month LIBOR USD + 0.97%, 0.97% Floor)	1.37%	(a)	12/15/2035	4,955,135
5,000,000	Series 2021-FL1-AS (1 Month LIBOR USD + 1.20%, 1.20% Floor)	1.60%	(a)	12/15/2035	4,918,310
3,000,000	Series 2021-FL2-A (1 Month LIBOR USD + 1.10%, 1.10% Floor)	1.50%	(a)	05/15/2036	2,978,733

	Atrium Hotel Portfolio Trust,
12,019,000	Series 2017-ATRM-E (1 Month LIBOR USD + 3.05%, 3.05% Floor)	3.45%	(a)	12/15/2036	11,336,596
2,579,000	Series 2018-ATRM-A (1 Month LIBOR USD + 0.95%, 0.95% Floor)	1.35%	(a)	06/15/2035	2,544,843
225,000	Series 2018-ATRM-E (1 Month LIBOR USD + 3.40%, 3.40% Floor)	3.80%	(a)	06/15/2035	214,517

	Banc of America Commercial Mortgage Trust,
34,472,388	Series 2016-UB10-XA	1.77%	(b)(e)	07/15/2049	1,944,556

	BANK,
83,985,090	Series 2017-BNK5-XA	1.02%	(b)(e)	06/15/2060	2,960,558
97,696,449	Series 2017-BNK6-XA	0.80%	(b)(e)	07/15/2060	3,083,026
23,550,590	Series 2019-BN20-XA	0.85%	(b)(e)	09/15/2062	1,177,883
193,685,444	Series 2020-BN26-XA	1.23%	(b)(e)	03/15/2063	14,339,754

	BBCMS Mortgage Trust,
87,799,792	Series 2017-C1-XA	1.44%	(b)(e)	02/15/2050	4,827,838
3,389,247	Series 2018-BXH-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	1.40%	(a)	10/15/2037	3,348,747
17,989,000	Series 2018-TALL-A (1 Month LIBOR USD + 0.72%, 0.72% Floor)	1.12%	(a)	03/15/2037	17,568,133
10,696,000	Series 2018-TALL-B (1 Month LIBOR USD + 0.97%, 0.97% Floor)	1.37%	(a)	03/15/2037	10,325,429
238,960,488	Series 2020-C6-XA	1.05%	(b)(e)	02/15/2053	15,317,367
59,000,000	Series 2020-C6-XB	0.68%	(b)(e)	02/15/2053	2,900,269

	BDS Ltd.,
2,068,644	Series 2019-FL4-A (1 Month LIBOR USD + 1.10%, 1.10% Floor)	1.54%	(a)	08/15/2036	2,070,806

	Benchmark Mortgage Trust,
124,172,622	Series 2018-B1-XA	0.49%	(b)(e)	01/15/2051	2,821,289
175,372,082	Series 2020-B16-XA	0.93%	(b)(e)	02/15/2053	10,307,003
35,720,000	Series 2020-IG1-XB	0.13%	(b)(e)	09/15/2043	417,245

	BHMS Trust,
5,605,000	Series 2018-ATLS-A (1 Month LIBOR USD + 1.25%, 1.25% Floor)	1.65%	(a)	07/15/2035	5,554,312

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	BPR Trust,
8,789,000	Series 2021-TY-A (1 Month LIBOR USD + 1.05%, 1.05% Floor)	1.45%	(a)	09/15/2038	8,669,557

	BRSP Ltd.,
16,859,000	Series 2021-FL1-A (1 Month LIBOR USD + 1.15%, 1.15% Floor)	1.60%	(a)	08/19/2038	16,612,454

	BSPRT Issuer Ltd.,
7,709,095	Series 2019-FL5-A (1 Month LIBOR USD + 1.15%, 1.15% Floor)	1.55%	(a)	05/15/2029	7,706,312
20,000,000	Series 2021-FL6-A (1 Month LIBOR USD + 1.10%, 1.10% Floor)	1.50%	(a)	03/15/2036	19,762,960
11,977,000	Series 2021-FL7-A (1 Month LIBOR USD + 1.32%, 1.32% Floor)	1.72%	(a)	12/15/2038	11,938,458

	BSREP Commercial Mortgage Trust,
16,852,000	Series 2021-DC-A (1 Month LIBOR USD + 0.95%, 0.95% Floor)	1.35%	(a)	08/15/2038	16,601,237

	BX Commercial Mortgage Trust,
5,791,000	Series 2021-21M-A (1 Month LIBOR USD + 0.73%, 0.73% Floor)	1.13%	(a)	10/15/2036	5,656,873
16,787,000	Series 2021-VOLT-B (1 Month LIBOR USD + 0.95%, 0.95% Floor)	1.35%	(a)	09/15/2036	16,454,278
16,388,385	Series 2021-XL2-B (1 Month LIBOR USD + 1.00%, 1.00% Floor)	1.39%	(a)	10/15/2038	16,034,119

	BX Trust,
14,139,796	Series 2018-EXCL-A (1 Month LIBOR USD + 1.09%, 1.09% Floor)	1.48%	(a)	09/15/2037	13,998,638
2,983,212	Series 2018-EXCL-B (1 Month LIBOR USD + 1.33%, 1.33% Floor)	1.72%	(a)	09/15/2037	2,888,077
1,647,548	Series 2018-EXCL-C (1 Month LIBOR USD + 1.98%, 1.98% Floor)	2.37%	(a)	09/15/2037	1,575,619
6,441,000	Series 2018-GW-A (1 Month LIBOR USD + 0.80%, 0.80% Floor)	1.20%	(a)	05/15/2035	6,368,311
6,013,905	Series 2019-MMP-C (1 Month LIBOR USD + 1.45%, 1.45% Floor)	1.85%	(a)	08/15/2036	5,900,686
21,263,000	Series 2021-VIEW-A (1 Month LIBOR USD + 1.28%, 1.28% Floor)	1.68%	(a)	06/15/2023	21,036,913

	BXHPP Trust,
11,749,000	Series 2021-FILM-B (1 Month LIBOR USD + 0.90%, 0.90% Floor)	1.30%	(a)	08/15/2036	11,357,446
7,749,000	Series 2021-FILM-C (1 Month LIBOR USD + 1.10%, 1.10% Floor)	1.50%	(a)	08/15/2036	7,454,223

	BXMT Ltd.,
1,503,000	Series 2020-FL2-A (Secured Overnight Financing Rate 30 Day Average + 1.01%, 0.90% Floor)	1.06%	(a)	02/15/2038	1,495,021
20,000,000	Series 2021-FL4-A (1 Month LIBOR USD + 1.05%, 1.05% Floor)	1.45%	(a)	05/15/2038	19,695,680

	CD Commercial Mortgage Trust,
25,366,245	Series 2017-CD4-XA	1.27%	(b)(e)	05/10/2050	1,106,359

	CFCRE Commercial Mortgage Trust,
92,153,469	Series 2017-C8-XA	1.49%	(b)(e)	06/15/2050	5,551,279
42,452,000	Series 2017-C8-XB	0.90%	(b)(e)	06/15/2050	1,754,596

68	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	CFK Trust,
116,365,000	Series 2020-MF2-X	0.77%	(a)(b)(e)	03/15/2039	4,022,633

	CG-CCRE Commercial Mortgage Trust,
1,323,328	Series 2014-FL2-A (1 Month LIBOR USD + 1.85%, 1.85% Floor)	2.25%	(a)	11/15/2031	1,303,200

	CHCP Ltd.,
12,621,000	Series 2021-FL1-A (Secured Overnight Financing Rate 30 Day Average + 1.16%, 1.05% Floor)	1.21%	(a)	02/15/2038	12,590,836
7,490,000	Series 2021-FL1-AS (Secured Overnight Financing Rate 30 Day Average + 1.41%, 1.30% Floor)	1.46%	(a)	02/15/2038	7,372,512

	Citigroup Commercial Mortgage Trust,
31,378,417	Series 2016-GC36-XA	1.22%	(b)(e)	02/10/2049	1,163,430
53,406,207	Series 2016-P3-XA	1.66%	(b)(e)	04/15/2049	2,497,595
9,000,000	Series 2018-TBR-A (1 Month LIBOR USD + 0.83%, 0.83% Floor)	1.23%	(a)	12/15/2036	8,876,820
179,000	Series 2018-TBR-D (1 Month LIBOR USD + 1.80%, 1.80% Floor)	2.20%	(a)	12/15/2036	175,351
242,000	Series 2019-PRM-D	4.35%	(a)	05/10/2036	239,049

	CLNC Ltd.,
1,603,092	Series 2019-FL1-A (Secured Overnight Financing Rate 30 Day Average + 1.36%, 1.25% Floor)	1.41%	(a)	08/20/2035	1,591,085
16,415,000	Series 2019-FL1-AS (Secured Overnight Financing Rate 30 Day Average + 1.66%, 1.55% Floor)	1.71%	(a)	08/20/2035	16,187,981

	Commercial Mortgage Pass-Through Certificates,
99,848,140	Series 2013-CR12-XA	1.10%	(b)(e)	10/10/2046	1,325,794
17,816,276	Series 2013-LC6-XA	1.26%	(b)(e)	01/10/2046	70,855
6,280,845	Series 2014-FL5-D (1 Month LIBOR USD + 4.00%, 4.00% Floor)	4.40%	(a)	10/15/2031	6,150,045
148,128,993	Series 2015-CR25-XA	0.82%	(b)(e)	08/10/2048	3,383,799
21,308,000	Series 2018-HCLV-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	1.40%	(a)	09/15/2033	20,911,473

	Commercial Mortgage Pass-Through Trust,
6,109,183	Series 2012-CR2-XA	1.60%	(b)(e)	08/15/2045	2

	CSAIL Commercial Mortgage Trust,
91,191,076	Series 2017-C8-XA	1.24%	(b)(e)	06/15/2050	4,261,095
19,529,921	Series 2017-CX9-XA	0.85%	(b)(e)	09/15/2050	341,467

	CSMC Trust,
583,000	Series 2017-MOON-D	3.20%	(a)(b)	07/10/2034	581,574

	DBCG Mortgage Trust,
12,925,000	Series 2017-BBG-B (1 Month LIBOR USD + 0.85%, 0.85% Floor)	1.25%	(a)	06/15/2034	12,737,280

	DBJPM Mortgage Trust,
700,000	Series 2016-C3-A5	2.89%		08/10/2049	688,589

	EQUS Mortgage Trust,
21,791,000	Series 2021-EQAZ-A (1 Month LIBOR USD + 0.75%, 0.76% Floor)	1.15%	(a)	10/15/2038	21,369,410

	Extended Stay America Trust,
9,183,480	Series 2021-ESH-A (1 Month LIBOR USD + 1.08%, 1.08% Floor)	1.48%	(a)	07/15/2038	9,086,332

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	FS Rialto,
13,758,390	Series 2019-FL1-A (1 Month LIBOR USD + 1.20%, 1.20% Floor)	1.63%	(a)	12/16/2036	13,753,671
20,500,000	Series 2021-FL2-A (1 Month LIBOR USD + 1.22%, 1.22% Floor)	1.65%	(a)	05/16/2038	20,225,238
7,789,000	Series 2021-FL3-A (1 Month LIBOR USD + 1.25%, 1.25% Floor)	1.68%	(a)	11/16/2036	7,690,921

	GPMT Ltd.,
6,333,990	Series 2019-FL2-A (1 Month LIBOR USD + 1.30%, 1.30% Floor)	1.75%	(a)	02/22/2036	6,355,526
6,328,628	Series 2021-FL3-A (1 Month LIBOR USD + 1.25%, 1.25% Floor)	1.72%	(a)	07/16/2035	6,316,173

	Great Wolf Trust,
20,623,000	Series 2019-WOLF-E (1 Month LIBOR USD + 2.73%, 2.73% Floor)	3.13%	(a)	12/15/2036	19,825,071

	Greystone Commercial Real Estate Notes,
11,853,000	Series 2021-FL3-A (1 Month LIBOR USD + 1.02%, 1.02% Floror)	1.42%	(a)	07/15/2039	11,598,623

	GS Mortgage Securities Corporation Trust,
2,615,000	Series 2018-TWR-A (1 Month LIBOR USD + 0.90%, 0.90% Floor)	1.30%	(a)	07/15/2031	2,577,115

	GS Mortgage Securities Trust,
108,443,778	Series 2017-GS6-XA	1.02%	(b)(e)	05/10/2050	4,839,466
131,201,315	Series 2017-GS7-XA	1.11%	(b)(e)	08/10/2050	5,624,627
152,080,254	Series 2017-GS8-XA	0.96%	(b)(e)	11/10/2050	5,904,866
54,874,594	Series 2019-GC42-XA	0.81%	(b)(e)	09/01/2052	2,591,947
9,296,000	Series 2021-IP-A (1 Month LIBOR USD + 0.95%, 0.95% Floor)	1.35%	(a)	10/15/2036	9,132,723

	HGI CRE Ltd.,
11,050,000	Series 2021-FL1-A (1 Month LIBOR USD + 1.05%, 1.05% Floor)	1.48%	(a)	06/16/2036	10,936,737

	J.P. Morgan Chase Commercial Mortgage Securities Trust,
15,902,000	Series 2019-MFP-A (1 Month LIBOR USD + 0.96%, 0.96% Floor)	1.36%	(a)	07/15/2036	15,754,972

	JP Morgan Chase Commercial Mortgage Securities Trust,
4,546,000	Series 2011-C4-E	5.54%	(a)(b)	07/15/2046	4,460,436
10,896,383	Series 2014-C20-XA	0.86%	(b)(e)	07/15/2047	121,836
58,256,541	Series 2016-JP4-XA	0.59%	(b)(e)	12/15/2049	1,211,282
59,178,200	Series 2020-ACE-XA	0.34%	(a)(b)(e)	01/10/2037	488,161
117,285,000	Series 2020-MKST-XCP	0.00%	(a)(b)(e)	12/15/2036	1,173
5,858,360	Series 2021-MHC-A (1 Month LIBOR USD + 0.80%, 0.80% Floor)	1.20%	(a)	04/15/2038	5,772,006

	JPMBB Commercial Mortgage Securities Trust,
2,550,000	Series 2014-C25-B	4.35%	(b)	11/15/2047	2,520,556
62,205,535	Series 2015-C32-XA	1.20%	(b)(e)	11/15/2048	1,459,130
300,000	Series 2016-C1-A5	3.58%		03/17/2049	302,472

	JPMCC Commercial Mortgage Securities Trust,
25,681,896	Series 2019-COR5-XA	1.48%	(b)(e)	06/13/2052	1,993,028

	KREF Ltd.,
12,664,000	Series 2021-FL2-A (1 Month LIBOR USD + 1.07%, 1.07% Floor)	1.51%	(a)	02/15/2039	12,561,877

	LCCM,
12,862,000	Series 2021-FL2-A (1 Month LIBOR USD + 1.20%, 1.20% Floor)	1.60%	(a)	12/13/2038	12,732,274
10,000,000	Series 2021-FL3-A (1 Month LIBOR USD + 1.45%, 1.45% Floor)	1.85%	(a)	11/15/2038	9,941,540

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2022	69

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Life Mortgage Trust,
5,652,078	Series 2021-BMR-A (1 Month LIBOR USD + 0.70%, 0.70% Floor)	1.10%	(a)	03/15/2038	5,531,435

	LoanCore Issuer Ltd.,
2,009,278	Series 2018-CRE1-A (1 Month LIBOR USD + 1.13%, 1.13% Floor)	1.53%	(a)	05/15/2028	2,005,633
18,273,000	Series 2019-CRE2-AS (1 Month LIBOR USD + 1.50%, 1.50% Floor)	1.90%	(a)	05/15/2036	17,963,072
12,821,400	Series 2019-CRE3-AS (1 Month LIBOR USD + 1.37%, 1.37% Floor)	1.77%	(a)	04/15/2034	12,775,269
9,200,000	Series 2021-CRE5-A (1 Month LIBOR USD + 1.30%, 1.30% Floor)	1.70%	(a)	07/15/2036	9,110,466

	LSTAR Commercial Mortgage Trust,
52,125,831	Series 2017-5-X	0.79%	(a)(b)(e)	03/10/2050	1,346,624

	Lument Finance Trust,
13,700,000	Series 2021-FL1-A (1 Month LIBOR USD + 1.17%, 1.17% Floor)	1.57%	(a)	06/15/2039	13,591,907

	MF1 Ltd.,
20,750,000	Series 2021-FL6-A (1 Month LIBOR USD + 1.10%, 1.10% Floor)	1.57%	(a)	07/16/2036	20,625,624
8,289,000	Series 2021-FL7-A (1 Month LIBOR USD + 1.08%, 1.08% Floor)	1.51%	(a)	10/16/2036	8,200,556
14,026,000	Series 2022-FL8-A (Secured Overnight Financing Rate 30 Day Average + 1.35%, 1.35% Floor)	1.40%	(a)	02/19/2037	14,007,999

	MF1 Multifamily Housing Mortgage Loan Trust,
4,218,351	Series 2021-FL5-A (Secured Overnight Financing Rate 1 Month + 0.96%, 0.85% Floor)	1.29%	(a)	07/15/2036	4,137,135
10,343,000	Series 2021-FL5-AS (Secured Overnight Financing Rate 1 Month + 1.31%, 1.20% Floor)	1.64%	(a)	07/15/2036	10,178,422

	MHC Commercial Mortgage Trust,
6,625,000	Series 2021-MHC-A (1 Month LIBOR USD + 0.80%, 0.80% Floor)	1.20%	(a)	04/15/2038	6,525,913

	MHP,
5,817,000	Series 2022-MHIL-A (Secured Overnight Financing Rate 1 Month + 0.81%, 0.82% Floor)	1.12%	(a)	01/15/2027	5,708,670

	Morgan Stanley Bank of America Merrill Lynch Trust,
1,270,213	Series 2012-C5-XA	1.31%	(a)(b)(e)	08/15/2045	834
14,290,640	Series 2014-C19-LNCX	0.60%	(a)(b)(e)	12/15/2046	192,542

	Morgan Stanley Capital Trust,
1,153,237	Series 2006-HQ10-X1	0.04%	(a)(b)(e)	11/12/2041	3,645
4,824,000	Series 2017-ASHF-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.55%	(a)	11/15/2034	4,639,366
2,324,000	Series 2017-ASHF-F (1 Month LIBOR USD + 4.35%, 4.35% Floor)	4.75%	(a)	11/15/2034	2,113,195
62,385,298	Series 2017-H1-XA	1.34%	(b)(e)	06/15/2050	2,959,034
5,711,000	Series 2018-SUN-A (1 Month LIBOR USD + 0.90%, 0.90% Floor)	1.30%	(a)	07/15/2035	5,648,322
7,895,000	Series 2019-PLND-D (1 Month LIBOR USD + 1.75%, 1.75% Floor)	2.15%	(a)	05/15/2036	7,531,140

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
18,374,239	Series 2021-ILP-A (1 Month LIBOR USD + 0.78%, 0.78% Floor)	1.17%	(a)	11/15/2023	18,104,231
14,862,000	Series 2021-L6-A2	2.13%	(b)	06/15/2054	14,124,634

	Motel Trust,
3,090,682	Series 2021-MTL6-A (1 Month LIBOR USD + 0.90%, 0.90% Floor)	1.30%	(a)	09/15/2038	3,047,891

	Natixis Commercial Mortgage Securities Trust,
6,752,218	Series 2018-FL1-A (1 Month LIBOR USD + 0.95%, 0.95% Floor)	1.35%	(a)	06/15/2035	6,506,332

	NLY Commercial Mortgage Trust,
19,570,000	Series 2019-FL2-AS (1 Month LIBOR USD + 1.60%, 1.60% Floor)	2.00%	(a)	02/15/2036	19,546,731

	PFP Ltd.,
1,607,675	Series 2019-6-A (1 Month LIBOR USD + 1.05%, 1.05% Floor)	1.48%	(a)	04/14/2037	1,596,130
8,911,296	Series 2021-7-A (1 Month LIBOR USD + 0.85%, 0.85% Floor)	1.25%	(a)	04/14/2038	8,787,963
9,999,501	Series 2021-7-AS (1 Month LIBOR USD + 1.15%, 1.15% Floor)	1.55%	(a)	04/14/2038	9,920,825
8,778,000	Series 2021-8-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	1.43%	(a)	08/09/2037	8,655,424

	SMR Mortgage Trust,
16,492,568	Series 2022-IND-A (Secured Overnight Financing Rate 1 Month + 1.65%, 1.65% Floor)	1.95%	(a)	02/15/2039	16,418,483

	SREIT Trust,
9,803,000	Series 2021-MFP-A (1 Month LIBOR USD + 0.73%, 0.73% Floor)	1.13%	(a)	11/15/2038	9,612,641

	STWD Ltd.,
12,887,000	Series 2019-FL1-AS (Secured Overnight Financing Rate 1 Month + 1.51%, 1.40% Floor)	1.82%	(a)	07/15/2038	12,817,771
8,900,000	Series 2021-FL2-A (1 Month LIBOR USD + 1.20%, 1.20% Floor)	1.67%	(a)	04/18/2038	8,856,862

	TPG Real Estate Finance Issuer Ltd.,
17,000,000	Series 2021-FL4-A (1 Month LIBOR USD + 1.20%, 1.20% Floor)	1.64%	(a)	03/15/2038	16,871,293

	TRTX Issuer Ltd.,
16,923,000	Series 2019-FL3-AS (Secured Overnight Financing Rate 30 Day Average + 1.56%, 1.45% Floor)	1.61%	(a)	10/15/2034	16,778,647

	TTAN,
5,412,965	Series 2021-MHC-A (1 Month LIBOR USD + 0.85%, 0.85% Floor)	1.25%	(a)	03/15/2038	5,342,808

	UBS Commercial Mortgage Trust,
54,295,352	Series 2017-C1-XA	1.53%	(b)(e)	06/15/2050	3,388,090
101,718,280	Series 2017-C3-XA	1.07%	(b)(e)	08/15/2050	4,100,579
115,105,416	Series 2018-C8-XA	0.85%	(b)(e)	02/15/2051	4,568,925

	Wells Fargo Commercial Mortgage Trust,
26,172,683	Series 2015-LC22-XA	0.78%	(b)(e)	09/15/2058	575,443
176,604,094	Series 2019-C51-XA	1.33%	(b)(e)	06/15/2052	12,495,287
15,419,633	Series 2020-C58-XA	1.88%	(b)(e)	07/15/2053	1,836,162
11,851,000	Series 2021-C60-A2	2.04%		08/15/2054	11,285,428

70	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
5,081,432	Series 2021-SAVE-A (1 Month LIBOR USD + 1.15%, 1.15% Floor)	1.55%	(a)	02/15/2040	5,040,465
5,081,432	Series 2021-SAVE-B (1 Month LIBOR USD + 1.45%, 1.45% Floor)	1.85%	(a)	02/15/2040	5,023,802

	WF-RBS Commercial Mortgage Trust,
6,826,431	Series 2012-C8-XA	1.69%	(a)(b)(e)	08/15/2045	68

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $1,207,999,858)				1,110,685,743

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 15.6%

	Angel Oak Mortgage Trust LLC,
19,833,893	Series 2021-7-A1	1.98%	(a)(b)	10/25/2066	19,014,723

	Arroyo Mortgage Trust,
8,260,451	Series 2019-3-A2	3.21%	(a)(b)	10/25/2048	8,020,099
4,464,355	Series 2019-3-A3	3.42%	(a)(b)	10/25/2048	4,339,928

	Banc of America Mortgage Securities Trust,
440,661	Series 2005-E-2A1	2.50%	(b)	06/25/2035	409,204

	Bayview Opportunity Master Fund Trust,
1,906,207	Series 2019-SBR1-A1	3.47%	(a)(h)	06/28/2034	1,911,958
4,532,784	Series 2019-SBR2-A1	3.43%	(a)(h)	06/28/2034	4,547,549

	BCAP LLC Trust,
512,962	Series 2011-RR1-8A3	4.97%	(a)(b)	08/28/2021	469,007

	Bear Stearns Adjustable Rate Mortgage Trust,
1,435,217	Series 2003-9-4A1	2.34%	(b)	02/25/2034	1,453,154

	Bear Stearns Asset Backed Securities Trust,
164,087	Series 2004-AC2-2A	5.00%		05/25/2034	155,365

	BRAVO Residential Funding Trust,
7,085,946	Series 2020-RPL1-A1	2.50%	(a)(b)	05/26/2059	6,928,263
16,002,500	Series 2021-A-A1	1.99%	(a)(h)	01/25/2024	15,424,900
23,788,220	Series 2021-B-A1	2.12%	(a)(h)	04/01/2069	22,974,126
8,135,086	Series 2022-RPL1-A1	2.75%	(a)	09/25/2061	7,901,662

	Carrington Mortgage Loan Trust,
2,796,084	Series 2006-NC3-A3 (1 Month LIBOR USD + 0.15%, 0.15% Floor, 12.50% Cap)	0.61%		08/25/2036	2,744,347

	CHL Mortgage Pass-Through Trust,
627,660	Series 2004-HYB9-1A1	2.50%	(b)	02/20/2035	632,350
4,857,589	Series 2005-3-1A2 (1 Month LIBOR USD + 0.58%, 0.58% Floor)	1.04%		04/25/2035	4,482,525

	Citigroup Mortgage Loan Trust, Inc.,
494,981	Series 2006-AR1-2A1 (1 Year CMT Rate + 2.40%, 2.40% Floor, 9.87% Cap)	2.49%		03/25/2036	481,583
4,783,430	Series 2019-C-A1	3.23%	(a)(h)	09/25/2059	4,783,627
26,767,645	Series 2019-E-A1	3.23%	(a)(h)	11/25/2070	26,784,959
3,029,536	Series 2020-EXP1-A1A	1.80%	(a)(b)	05/25/2060	3,029,152

	COLT Mortgage Loan Trust,
4,047,126	Series 2020-2-A1	1.85%	(a)(b)	03/25/2065	4,048,302
7,407,475	Series 2021-1R-A1	0.86%	(a)(b)	05/25/2065	7,341,882
6,809,808	Series 2021-5-A1	1.73%	(a)(b)	11/26/2066	6,561,880
19,764,449	Series 2021-RPL1-A1	1.67%	(a)(b)	09/25/2061	18,894,633

	Credit Suisse First Boston Mortgage Securities Corporation,
26,475	Series 2005-11-5A1	5.25%		04/25/2022	16,640

	Credit Suisse Mortgage Capital Trust,
37,393,842	Series 2019-RP10-A1	2.94%	(a)(b)	12/26/2059	37,114,039

	CSMC Trust,
14,012,171	Series 2020-RPL3-A1	2.69%	(a)(b)	03/25/2060	13,767,691
2,926,369	Series 2021-NQM1-A2	0.99%	(a)(b)	05/25/2065	2,855,043

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
4,877,282	Series 2021-NQM1-A3	1.20%	(a)(b)	05/25/2065	4,758,421
9,842,029	Series 2021-NQM5-A3	1.35%	(a)(b)	05/25/2066	9,334,859
6,158,875	Series 2021-RPL4-A1	1.80%	(a)(b)	12/27/2060	5,888,860
19,781,263	Series 2022-NQM1-A1	2.27%	(a)(b)	11/25/2066	19,091,120

	Ellington Financial Mortgage Trust,
2,720,254	Series 2020-1-A1	2.01%	(a)(b)	05/25/2065	2,707,698

	First Horizon Mortgage Pass-Through Trust,
1,954,218	Series 2007-AR2-1A1	2.59%	(b)	08/25/2037	898,043

	GCAT LLC,
5,062,060	Series 2020-3-A1	2.98%	(a)(h)	09/25/2025	5,062,956

	GS Mortgage-Backed Securities Trust,
5,271,793	Series 2019-SL1-A1	2.63%	(a)(b)	01/25/2059	5,282,149

	GSR Mortgage Loan Trust,
2,479,241	Series 2005-9F-2A2	6.00%		01/25/2036	1,655,249
673,426	Series 2005-AR7-3A1	2.34%	(b)	11/25/2035	643,544

	Invitation Homes Trust,
16,928,071	Series 2018-SFR1-A (1 Month LIBOR USD + 0.70%)	1.14%	(a)	03/17/2037	16,771,024

	JP Morgan Alternative Loan Trust,
36,865	Series 2006-S4-A6	6.21%		12/25/2036	36,550

	Legacy Mortgage Asset Trust,
7,158,465	Series 2019-GS5-A1	3.20%	(a)(h)	05/25/2059	7,161,030
20,816,347	Series 2019-GS6-A1	3.00%	(a)(h)	06/25/2059	20,794,896
19,475,303	Series 2019-GS7-A1	3.25%	(a)(h)	11/25/2059	19,406,570
4,698,200	Series 2020-GS4-A1	3.25%	(a)(h)	02/25/2060	4,645,486
36,742,216	Series 2020-GS5-A1	3.25%	(a)(h)	06/25/2060	36,458,122
3,642,593	Series 2020-SL1-A	2.73%	(a)(h)	01/25/2060	3,622,201
1,125,393	Series 2021-GS1-A1	1.89%	(a)(h)	10/25/2066	1,093,118
12,965,644	Series 2021-GS2-A1	1.75%	(a)(h)	04/25/2061	12,415,803
22,394,781	Series 2021-GS3-A1	1.75%	(a)(h)	07/25/2061	21,414,055
29,855,620	Series 2021-GS4-A1	1.65%	(a)(h)	11/25/2060	28,307,427
12,746,298	Series 2021-SL1-A	1.99%	(a)(b)	09/25/2060	12,693,517

	LHOME Mortgage Trust,
20,800,000	Series 2021-RTL1-A1	2.09%	(a)(b)	09/25/2026	20,061,979

	MASTR Adjustable Rate Mortgages Trust,
2,091,011	Series 2006-2-2A1	2.17%	(b)	04/25/2036	1,403,277

	Merrill Lynch Mortgage Investors Trust,
1,113,006	Series 2005-3-2A	2.15%	(b)	11/25/2035	1,089,700

	MFA LLC,
3,986,148	Series 2021-NPL1-A1	2.36%	(a)(h)	03/25/2060	3,903,317

	MFT Trust,
15,239,715	Series 2021-NQM2-A1	1.03%	(a)(b)	11/25/2064	14,479,595
1,974,268	Series 2021-NQM2-A2	1.32%	(a)(b)	11/25/2064	1,875,555

	Mill City Mortgage Loan Trust,
5,527,350	Series 2017-3-A1	2.75%	(a)(b)	01/25/2061	5,546,914

	Morgan Stanley Mortgage Loan Trust,
7,105	Series 2004-1-1A1	5.00%		04/25/2022	6,576

	New York Mortgage Trust,
25,000,000	Series 2021-BPL1-A1	2.24%	(a)(h)	05/25/2026	24,208,077

	Oaktown Ltd.,
473,840	Series 2019-1A-M1A (1 Month LIBOR USD + 1.40%, 1.40% Floor)	1.86%	(a)	07/25/2029	473,842

	OBX Trust,
1,876,876	Series 2018-1-A2 (1 Month LIBOR USD + 0.65%)	1.11%	(a)	06/25/2057	1,856,339
12,487,888	Series 2022-NQM1-A1	2.31%	(a)(b)	11/25/2061	12,111,784

	Pretium Mortgage Credit Partners LLC,
13,617,294	Series 2021-NPL1-A1	2.24%	(a)(h)	09/27/2060	13,150,580
4,573,287	Series 2021-NPL2-A1	1.99%	(a)(h)	06/27/2060	4,394,412
33,187,738	Series 2021-NPL3-A1	1.87%	(a)(h)	07/25/2051	31,570,984
26,129,716	Series 2021-RN1-A1	1.99%	(a)(h)	02/25/2061	24,997,884
9,090,844	Series 2021-RN2-A1	1.74%	(a)(h)	07/25/2051	8,656,765
23,603,222	Series 2021-RN3-A1	1.84%	(a)(h)	09/25/2051	22,614,735

	PRPM LLC,
8,563,097	Series 2020-4-A1	2.95%	(a)(h)	10/25/2025	8,364,093

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2022	71

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
19,923,137	Series 2021-1-A1	2.12%	(a)(b)	01/25/2026	19,215,312
15,494,741	Series 2021-2-A1	2.12%	(a)(b)	03/25/2026	15,053,797
15,608,480	Series 2021-3-A1	1.87%	(a)(h)	04/25/2026	14,974,927
18,511,904	Series 2021-4-A1	1.87%	(a)(h)	04/25/2026	17,698,880
13,051,848	Series 2021-5-A1	1.79%	(a)(h)	06/25/2026	12,428,988
19,076,268	Series 2021-6-A1	1.79%	(a)(h)	07/25/2026	18,176,444
33,306,389	Series 2021-7-A1	1.87%	(a)(h)	08/25/2026	31,664,757

	Securitized Asset Backed Receivables LLC Trust,
4,699,243	Series 2006-NC1-A3 (1 Month LIBOR USD + 0.54%, 0.54% Floor)	1.00%		03/25/2036	4,439,440

	Starwood Mortgage Residential Trust,
1,066,990	Series 2020-3-A1	1.49%	(a)(b)	04/25/2065	1,053,074
32,073,180	Series 2021-5-A1	1.92%	(a)(b)	09/25/2066	30,282,310

	Structured Asset Securities Corporation,
112,816	Series 2003-24A-1A3	2.49%	(b)	07/25/2033	115,929

	Toorak Mortgage Corporation Ltd.,
43,418,550	Series 2020-1-A1	2.73%	(a)(h)	03/25/2023	43,113,057

	VCAT LLC,
23,092,397	Series 2021-NPL1-A1	2.29%	(a)(h)	12/26/2050	22,529,335
7,885,934	Series 2021-NPL3-A1	1.74%	(a)(h)	05/25/2051	7,541,156
29,068,886	Series 2021-NPL4-A1	1.87%	(a)(h)	08/25/2051	28,124,365
11,195,877	Series 2021-NPL5-A1	1.87%	(a)(h)	08/25/2051	10,751,994
13,965,467	Series 2021-NPL6-A1	1.92%	(a)(h)	09/25/2051	13,386,127

	Velocity Commercial Capital Loan Trust,
3,947,015	Series 2019-2-A	3.13%	(a)(b)	07/25/2049	3,916,206
7,051,963	Series 2021-1-M1	1.79%	(a)(b)	05/25/2051	6,402,873
27,133,883	Series 2021-2-A	1.52%	(a)(b)	08/25/2051	25,133,215
6,048,921	Series 2021-2-M1	1.82%	(a)(b)	08/25/2051	5,491,567

	Vericrest Opportunity Loan Trust,
26,769,501	Series 2021-NP11-A1	1.87%	(a)(h)	08/25/2051	25,694,840

	Verus Securitization Trust,
3,510,081	Series 2020-2-A1	2.23%	(a)(b)	05/25/2060	3,487,127
3,420,058	Series 2020-INV1-A1	1.98%	(a)(b)	03/25/2060	3,375,316
10,338,373	Series 2021-4-A3	1.35%	(a)(b)	07/25/2066	9,749,028
9,228,634	Series 2021-7-A1	1.83%	(a)(b)	10/25/2066	8,757,442

	VOLT LLC,
10,425,751	Series 2021-NP10-A1	1.99%	(a)(h)	05/25/2051	10,154,313
15,886,977	Series 2021-NPL1-A1	1.89%	(a)(h)	02/27/2051	15,438,146
9,469,043	Series 2021-NPL3-A1	2.24%	(a)(h)	02/27/2051	9,130,748
8,082,913	Series 2021-NPL5-A1	2.12%	(a)(h)	03/27/2051	7,890,073
6,716,461	Series 2021-NPL6-A1	2.24%	(a)(h)	04/25/2051	6,515,194
28,928,295	Series 2021-NPL8-A1	2.12%	(a)(h)	04/25/2051	27,759,459
5,013,790	Series 2021-NPL9-A1	1.99%	(a)(h)	05/25/2051	4,849,100

	Washington Mutual Mortgage Pass-Through Certificates Trust,
164,130	Series 2002-AR16-A	2.33%	(b)	12/25/2032	166,555

	Wells Fargo Mortgage Backed Securities Trust,
297,196	Series 2007-7-A36	6.00%		06/25/2037	280,396

	ZH Trust,
5,000,000	Series 2021-2-A	2.35%	(a)	10/17/2027	4,989,255

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $1,177,656,460)				1,137,728,442

US CORPORATE BONDS 5.5%
5,950,000	AbbVie, Inc.	2.30%		11/21/2022	5,971,990
2,983,000	American Express Company (3 Month LIBOR USD + 0.65%)	1.16%		02/27/2023	2,989,977
2,530,000	American Express Company (Secured Overnight Financing Rate + 0.93%)	1.17%		03/04/2025	2,552,522

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
3,065,000	American Honda Finance Corporation	0.75%		08/09/2024	2,922,439
6,086,000	American Tower Corporation	2.40%		03/15/2025	5,928,738
1,290,000	Amgen, Inc.	3.63%		05/22/2024	1,314,710
4,580,000	Amgen, Inc.	3.13%		05/01/2025	4,629,746
2,210,000	Anthem, Inc.	3.30%		01/15/2023	2,227,358
6,444,000	Anthem, Inc.	3.50%		08/15/2024	6,543,425
5,754,000	AT&T, Inc.	4.45%		04/01/2024	5,925,541
8,855,000	Athene Global Funding (Secured Overnight Financing Rate + 0.70%)	0.92%	(a)	05/24/2024	8,752,529
2,905,000	Atmos Energy Corporation	0.63%		03/09/2023	2,863,260
1,900,000	Avery Dennison Corporation	0.85%		08/15/2024	1,808,448
8,034,000	Bank of America Corporation (3 Month LIBOR USD + 0.79%)	1.37%		03/05/2024	8,051,642
3,815,000	Bank of America Corporation (Secured Overnight Financing Rate + 0.69%)	0.83%		04/22/2025	3,795,261
5,825,000	Boeing Company	4.51%		05/01/2023	5,926,935
2,395,000	Brighthouse Financial Global Funding	0.60%	(a)	06/28/2023	2,338,222
5,685,000	Campbell Soup Company	3.95%		03/15/2025	5,790,642
1,550,000	Capital One Financial Corporation	3.20%		01/30/2023	1,563,753
4,395,000	Capital One Financial Corporation	3.90%		01/29/2024	4,465,691
5,935,000	Cardinal Health, Inc.	3.08%		06/15/2024	5,941,915
2,535,000	Cardinal Health, Inc.	3.50%		11/15/2024	2,560,185
834,000	Carrier Global Corporation	2.24%		02/15/2025	812,744
5,820,000	Charles Schwab Corporation (Secured Overnight Financing Rate + 1.05%)	1.29%		03/03/2027	5,854,558
1,995,000	Cigna Corporation	0.61%		03/15/2024	1,914,565
4,330,000	Citigroup, Inc. (3 Month LIBOR USD + 1.02%)	1.55%		06/01/2024	4,354,475
1,730,000	Citigroup, Inc. (Secured Overnight Financing Rate + 0.53%)	1.28%		11/03/2025	1,647,860
5,919,000	Conagra Brands, Inc.	4.30%		05/01/2024	6,086,272
1,392,000	Dell International LLC	5.45%		06/15/2023	1,434,770
825,000	Dell International LLC	4.00%		07/15/2024	843,459
3,675,000	Dell International LLC	5.85%		07/15/2025	3,925,709
2,945,000	Dollar General Corporation	4.15%		11/01/2025	3,046,995
5,735,000	Dollar Tree, Inc.	4.00%		05/15/2025	5,872,937
3,835,000	Energy Transfer LP	5.88%		01/15/2024	3,996,802
1,215,000	Energy Transfer LP	4.50%		04/15/2024	1,243,974
660,000	Energy Transfer LP	4.05%		03/15/2025	670,001
6,575,000	Entergy Corporation	0.90%		09/15/2025	6,036,944
5,925,000	Equinix, Inc.	1.25%		07/15/2025	5,530,371
5,385,000	Expedia Group, Inc.	6.25%	(a)	05/01/2025	5,761,552
5,904,000	Exxon Mobil Corporation	1.57%		04/15/2023	5,888,125
5,770,000	General Mills, Inc.	3.70%		10/17/2023	5,866,353
5,620,000	General Motors Financial Company, Inc.	5.25%		03/01/2026	5,891,786
5,657,000	Goldman Sachs Group, Inc.	3.50%		04/01/2025	5,702,642
5,542,000	HCA, Inc.	5.00%		03/15/2024	5,747,435
5,160,000	Hyatt Hotels Corporation	1.30%		10/01/2023	5,031,084
4,895,000	Hyundai Capital America	2.85%	(a)	11/01/2022	4,911,139
1,025,000	Hyundai Capital America	1.00%	(a)	09/17/2024	964,929
5,215,000	JPMorgan Chase & Company	3.90%		07/15/2025	5,356,362
1,565,000	JPMorgan Chase & Company (3 Month LIBOR USD + 0.70%)	3.21%		04/01/2023	1,565,812
4,612,000	JPMorgan Chase & Company (Secured Overnight Financing Rate + 0.42%)	0.56%		02/16/2025	4,410,578
6,025,000	Keurig Dr Pepper, Inc.	0.75%		03/15/2024	5,807,112

72	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
2,965,000	Kinder Morgan Energy Partners LP	3.95%		09/01/2022	2,976,142
5,940,000	Magallanes, Inc.	3.79%	(a)	03/15/2025	5,942,457
5,675,000	Marriott International, Inc.	3.60%		04/15/2024	5,737,136
6,007,000	Marsh & McLennan Companies, Inc.	3.88%		03/15/2024	6,135,597
1,710,000	Martin Marietta Materials, Inc.	0.65%		07/15/2023	1,670,156
600,000	McDonald’s Corporation	3.35%		04/01/2023	607,727
510,000	McDonald’s Corporation	3.38%		05/26/2025	518,813
2,460,000	McDonald’s Corporation	1.45%		09/01/2025	2,354,243
6,100,000	Microchip Technology, Inc.	0.97%		02/15/2024	5,850,413
6,020,000	Morgan Stanley (Secured Overnight Financing Rate + 0.46%)	0.53%		01/25/2024	5,924,451
5,915,000	Morgan Stanley (Secured Overnight Financing Rate + 0.62%)	0.73%		04/05/2024	5,796,257
5,388,000	Mosaic Company	4.25%		11/15/2023	5,504,788
1,365,000	Nissan Motor Acceptance Company LLC	1.13%	(a)	09/16/2024	1,277,765
5,669,000	Northrop Grumman Corporation	2.93%		01/15/2025	5,686,614
6,360,000	NVIDIA Corporation	0.58%		06/14/2024	6,103,414
4,625,000	Omnicom Group, Inc.	3.65%		11/01/2024	4,681,153
2,720,000	Pacific Gas and Electric Company	1.75%		06/16/2022	2,717,197
3,415,000	Pacific Gas and Electric Company	3.25%		02/16/2024	3,401,407
5,440,000	Penske Truck Leasing Company	2.70%	(a)	11/01/2024	5,362,970
5,870,000	PepsiCo, Inc.	0.75%		05/01/2023	5,788,612
932,000	Phillips 66	3.85%		04/09/2025	951,637
2,265,000	Phillips 66	1.30%		02/15/2026	2,119,773
1,015,000	Pioneer Natural Resources Company	0.55%		05/15/2023	993,011
4,610,000	Public Service Enterprise Group, Inc.	0.84%		11/08/2023	4,472,936
6,135,000	Republic Services, Inc.	2.50%		08/15/2024	6,074,894
6,315,000	Royalty Pharma PLC	0.75%		09/02/2023	6,134,339
5,665,000	Schlumberger Holdings Corporation	3.75%	(a)	05/01/2024	5,771,833
2,399,000	Shire Acquisitions Investments Ireland DAC	2.88%		09/23/2023	2,406,709
5,930,000	Simon Property Group LP	2.00%		09/13/2024	5,824,007
5,950,000	Southern California Edison Company (Secured Overnight Financing Rate + 0.83%)	1.11%		04/01/2024	5,949,393
6,145,000	Southwest Airlines Company	4.75%		05/04/2023	6,276,673
1,535,000	Synchrony Financial	2.85%		07/25/2022	1,539,401
2,087,000	Synchrony Financial	4.38%		03/19/2024	2,127,186
2,233,000	Synchrony Financial	4.25%		08/15/2024	2,265,871
6,070,000	Thermo Fisher Scientific, Inc.	0.80%		10/18/2023	5,924,757
5,900,000	Triton Container International Ltd.	0.80%	(a)	08/01/2023	5,726,613
3,105,000	Truist Financial Corporation (Secured Overnight Financing Rate + 0.40%)	0.66%		06/09/2025	3,087,328
3,815,000	UnitedHealth Group, Inc.	0.55%		05/15/2024	3,657,367
5,725,000	Verizon Communications, Inc. (3 Month LIBOR USD + 1.10%)	1.61%		05/15/2025	5,802,100
1,640,000	Viatris, Inc.	1.13%		06/22/2022	1,640,088
6,130,000	Wells Fargo & Company (Secured Overnight Financing Rate + 1.60%)	1.65%		06/02/2024	6,058,815
5,715,000	Welltower, Inc.	3.63%		03/15/2024	5,778,437
2,905,000	Williams Companies, Inc.	4.30%		03/04/2024	2,971,301
3,195,000	Williams Companies, Inc.	4.55%		06/24/2024	3,284,400

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
2,905,000	Workday, Inc.	3.50%		04/01/2027	2,906,224
5,990,000	Zimmer Biomet Holdings, Inc.	1.45%		11/22/2024	5,750,494

	Total US Corporate Bonds (Cost $411,907,248)				400,575,173

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 4.7%

	Federal Home Loan Mortgage Corporation Pass-Thru,
96,011,867	Series K722-X1	1.32%	(b)(e)	03/25/2023	775,373

	Federal Home Loan Mortgage Corporation,
666,501	Pool 840632 (12 Month LIBOR USD + 1.62%, 1.62% Floor, 7.69% Cap)	1.93%		05/01/2045	687,401
144,085	Pool N70081	5.50%		07/01/2038	150,611
10,732,557	Pool SB0578	2.00%		11/01/2036	10,439,221
15,530	Series 3872-BA	4.00%		06/15/2041	15,627
86,211	Series 4050-BC	2.00%		05/15/2041	86,175
1,091,509	Series 4203-NB	2.00%		10/15/2040	1,080,273
7,832,342	Series 4211-AP	1.60%		03/15/2043	7,500,245
4,618,747	Series 4484-CD	1.75%		07/15/2030	4,475,866
6,092,397	Series 5002-FJ (1 Month LIBOR USD + 0.40%, 0.40% Floor, 6.50% Cap)	0.86%		07/25/2050	6,109,902
7,139,435	Series 5105-NH	2.00%		02/25/2037	6,831,060

	Federal National Mortgage Association Pass-Thru,
19,315	Pool AB3850	4.00%		11/01/2041	19,421
2,128,246	Pool AL2987 (12 Month LIBOR USD + 1.63%, 1.63% Floor, 7.40% Cap)	1.88%		11/01/2042	2,197,651
745,745	Pool AL4292	4.50%		04/01/2026	768,842

	Federal National Mortgage Association,
2,753,044	Pool AL9932	3.04%	(b)	01/01/2024	2,756,667
1,472,335	Pool BC0057 (12 Month LIBOR USD + 1.60%, 1.60% Floor, 7.38% Cap)	1.85%		12/01/2045	1,512,297
1,362,096	Pool BM3520 (12 Month LIBOR USD + 1.56%, 1.56% Floor, 6.99% Cap)	1.82%		05/01/2045	1,407,639
15,969,795	Pool MA4176	2.00%		11/01/2040	14,996,840
55,197	Series 2011-64-DB	4.00%		07/25/2041	56,914
14,393,512	Series 2016-2-FC (1 Month LIBOR USD + 0.40%, 0.40% Floor, 6.00% Cap)	0.86%		02/25/2046	14,434,410
2,668,366	Series 2018-77-PF (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap)	0.76%		10/25/2048	2,661,925
10,587,190	Series 2019-35-FE (1 Month LIBOR USD + 0.35%, 0.35% Floor, 6.50% Cap)	0.81%		07/25/2049	10,574,595
36,087,176	Series 2019-5-FA (1 Month LIBOR USD + 0.40%, 0.40% Floor, 6.50% Cap)	0.86%		03/25/2049	36,197,812
9,055,565	Series 2019-M21-3A1	2.10%		06/25/2034	8,742,063
12,613,632	Series 2020-M49-1A1	1.26%	(b)	11/25/2030	11,796,970
13,769,132	Series 2020-M55-A1	1.70%	(b)	12/25/2032	13,225,106
13,512,835	Series 2021-21-HG	2.00%		11/25/2047	12,958,628
14,714,446	Series 2021-31-AB	2.00%		06/25/2041	14,081,280
27,959,365	Series 2021-M10-A1	1.58%	(b)	04/25/2033	26,542,541
9,843,270	Series 2021-M5-A1	1.46%	(b)	01/25/2033	9,269,808
41,334,579	Series 2021-M6-A1	1.48%	(b)	03/25/2033	39,117,016
27,772,553	Series 2021-M7-A1	1.72%	(b)	03/25/2031	26,427,859
3,658,847	Series 2022-M5-A1	2.42%	(b)	01/01/2034	3,598,596

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2022	73

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Government National Mortgage Association,
4,939,268	Series 2017-161-DF (1 Month LIBOR USD + 0.25%, 0.25% Floor, 6.50% Cap)	0.70%		10/20/2047	4,917,393
6,535,672	Series 2018-77-FA (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap)	0.75%		06/20/2048	6,515,280
38,609,750	Series 2022-24-DC	2.00%		11/20/2034	38,113,503

	Total US Government and Agency Mortgage Backed Obligations (Cost $356,378,391)				341,042,810

US GOVERNMENT AND AGENCY OBLIGATIONS 13.7%
133,500,000	United States Treasury Notes	0.13%		02/28/2023	131,712,057
234,600,000	United States Treasury Notes	0.13%		04/30/2023	230,470,177
267,400,000	United States Treasury Notes	1.50%		02/29/2024	263,524,788
188,200,000	United States Treasury Notes	0.38%		04/15/2024	180,811,680
28,600,000	United States Treasury Notes	1.00%		12/15/2024	27,488,957
176,300,000	United States Treasury Notes	1.50%		02/15/2025	171,382,884

	Total US Government and Agency Obligations (Cost $1,022,791,930)				1,005,390,543

COMMON STOCKS 0.0%
89,329	Frontera Energy Corporation(f)				1,031,971

	Total Common Stocks (Cost $8,231,569)				1,031,971

SHORT TERM INVESTMENTS 2.0%
28,294,501	First American Government Obligations Fund - Class U	0.20%	(g)		28,294,501
28,294,501	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.25%	(g)		28,294,501
28,294,501	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.23%	(g)		28,294,501
62,800,000	United States Treasury Bills	0.00%		06/30/2022	62,720,518
3,000,000	United States Treasury Bills	0.00%		07/07/2022	2,995,392

	Total Short Term Investments (Cost $150,591,736)				150,599,413

	Total Investments 99.7% (Cost $7,543,029,262)				7,289,657,721
	Other Assets in Excess of Liabilities 0.3%				20,455,858

	NET ASSETS 100.0%				$7,310,113,579

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Collateralized Loan Obligations	16.4%
Non-Agency Residential Collateralized Mortgage Obligations	15.6%
Non-Agency Commercial Mortgage Backed Obligations	15.2%
US Government and Agency Obligations	13.7%
Foreign Corporate Bonds	10.0%
Asset Backed Obligations	7.9%
Bank Loans	6.7%
US Corporate Bonds	5.5%
US Government and Agency Mortgage Backed Obligations	4.7%
Short Term Investments	2.0%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	2.0%
Common Stocks	0.0%	(i)
Other Assets and Liabilities	0.3%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Collateralized Loan Obligations	16.4%
Non-Agency Residential Collateralized Mortgage Obligations	15.6%
Non-Agency Commercial Mortgage Backed Obligations	15.2%
US Government and Agency Obligations	13.7%
Asset Backed Obligations	7.9%
Banking	5.3%
US Government and Agency Mortgage Backed Obligations	4.7%
Utilities	2.5%
Short Term Investments	2.0%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	2.0%
Energy	1.7%
Telecommunications	1.2%
Business Equipment and Services	1.1%
Healthcare	1.1%
Media	1.0%
Transportation	1.0%
Pharmaceuticals	1.0%
Electronics/Electric	0.6%
Food Products	0.6%
Chemicals/Plastics	0.6%
Hotels/Motels/Inns and Casinos	0.4%
Food Service	0.4%
Containers and Glass Products	0.4%
Technology	0.4%
Automotive	0.3%
Retailers (other than Food/Drug)	0.3%
Finance	0.3%
Aerospace & Defense	0.2%
Insurance	0.2%
Industrial Equipment	0.2%
Leisure	0.2%
Chemical Products	0.2%
Real Estate	0.2%
Conglomerates	0.2%
Financial Intermediaries	0.1%
Building and Development (including Steel/Metals)	0.1%
Environmental Control	0.1%
Beverage and Tobacco	0.1%
Commercial Services	0.1%
Mining	0.1%
Construction	0.0%	(i)
Consumer Products	0.0%	(i)
Diversified Manufacturing	0.0%	(i)
Other Assets and Liabilities	0.3%

	100.0%

74	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2022

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(b)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(c)

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of period end.

(d)	Perpetual maturity. The date disclosed is the next call date of the security.

(e)	Interest only security

(f)	Non-income producing security

(g)	Seven-day yield as of period end

(h)

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of period end.

(i)	Represents less than 0.05% of net assets

PIK

A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2022	75

Schedule of Investments DoubleLine Floating Rate Fund	March 31, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
BANK LOANS 85.8%

AEROSPACE & DEFENSE 2.8%

	AAdvantage Loyalty IP Ltd.,
890,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%, 0.75% Floor)	5.50%	04/20/2028	903,350

	Air Canada,
545,000	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%	08/11/2028	540,457

	American Airlines, Inc.,
411,651	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.20%	01/29/2027	386,437
197,917	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 2.00%)	2.84%	12/15/2023	195,855

	Brown Group Holding LLC,
1,646,953	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%, 0.50% Floor)	3.51%	06/07/2028	1,628,079

	Dynasty Acquisition Company, Inc.,
583,809	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	4.51%	04/06/2026	575,294
313,876	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	4.51%	04/06/2026	309,298

	Echo Global Logistics, Inc.,
665,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	4.25%	11/23/2028	658,663

	Kestrel Bidco, Inc.,
936,918	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%	12/11/2026	905,494

	KKR Apple Bidco LLC,
568,575	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.50% Floor)	3.50%	09/22/2028	562,844

	Mileage Plus Holdings LLC,
450,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.25%, 1.00% Floor)	6.25%	06/21/2027	468,436

	Peraton Corporation,
1,737,182	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%	02/01/2028	1,728,496

	SkyMiles IP Ltd.,
370,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%	10/20/2027	383,065

	United Airlines, Inc.,
1,537,006	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%	04/21/2028	1,521,528

				10,767,296

AUTOMOTIVE 1.8%

	American Tire Distributors, Inc.,
533,663	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 6.25%, 0.75% Floor)	7.00%	10/20/2028	530,327

	Bright Bidco B.V.,
595,633	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	4.77%	06/28/2024	360,638

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Clarios Global LP,
2,096,056	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.71%		04/30/2026	2,073,000

	Mavis Tire Express Services Topco Corporation,
949,442	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		05/04/2028	945,748

	PAI HoldCo, Inc.,
1,105,947	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		10/28/2027	1,097,652

	Wand NewCo 3, Inc.,
930,424	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.46%		02/05/2026	904,549

	Wheel Pros, Inc.,
776,100	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 0.75% Floor)	5.25%		05/11/2028	742,025

					6,653,939

BEVERAGE AND TOBACCO 0.6%

	Arctic Glacier U.S.A., Inc.,
585,285	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		03/20/2024	544,157

	Triton Water Holdings, Inc.,
1,783,847	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.50% Floor)	4.51%		03/31/2028	1,743,390

					2,287,547

BUILDING AND DEVELOPMENT (INCLUDING STEEL/METALS) 2.6%

	Aegion Corporation,
248,750	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%, 0.75% Floor)	5.50%		05/17/2028	247,817

	CP Atlas Buyer, Inc.,
1,489,326	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.50% Floor)	4.25%		11/23/2027	1,450,231

	Foresight Energy LLC,
396,932	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 8.00%, 1.50% Floor)	9.50%	(a)	06/30/2027	396,932

	Grinding Media, Inc.,
771,125	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	4.80%		10/12/2028	765,824

	KBR, Inc.,
78,400	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.21%		02/05/2027	78,204

	LBM Acquisition LLC,
1,240,923	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		12/17/2027	1,213,008

	Park River Holdings, Inc.,
1,570,682	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.75% Floor)	4.00%		12/28/2027	1,538,570

	Phoenix Services International LLC,
1,248,125	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		03/03/2025	1,209,508

76	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	SRS Distribution, Inc.,
1,776,075	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%	06/02/2028	1,756,840

	Tecta America Corporation,
481,363	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 0.75% Floor)	5.00%	04/06/2028	477,752

	U.S. Silica Company,
672,784	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	5.00%	05/01/2025	663,113

				9,797,799

BUSINESS EQUIPMENT AND SERVICES 11.0%

	AlixPartners, LLP,
806,850	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 0.50% Floor)	3.25%	02/04/2028	796,006

	Amentum Government Services Holdings LLC,
1,096,226	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.96%	02/01/2027	1,086,174
	Senior Secured First Lien Term Loan
166,850	(3 Month Secured Overnight Financing Rate + 4.00%, 0.50% Floor)	4.50%	02/15/2029	165,807
188,150	(6 Month Secured Overnight Financing Rate + 4.00%, 0.50% Floor)	4.78%	02/15/2029	186,974

	APX Group, Inc.,
626,850	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%	07/10/2028	619,240

	Brand Industrial Services, Inc.,
	Senior Secured First Lien Term Loan
4,653	(3 Month LIBOR USD + 4.25%, 1.00% Floor)	5.26%	06/21/2024	4,456
460,613	(3 Month LIBOR USD + 4.25%, 1.00% Floor)	5.25%	06/21/2024	441,134

	Camelot U.S. Acquisition 1 Company,
989,015	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.46%	10/30/2026	980,159
1,082,260	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%	10/30/2026	1,074,598

	Clear Channel Outdoor Holdings, Inc.,
789,487	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.80%	08/21/2026	777,399

	Conair Holdings LLC,
935,300	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	4.76%	05/17/2028	921,972

	Deerfield Dakota Holding LLC,
1,855,261	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%	04/09/2027	1,848,499

	EAB Global, Inc.,
1,570,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%	08/16/2028	1,556,655

	Eisner Advisory Group LLC,
512,425	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.25%, 0.75% Floor)	6.00%	07/28/2028	510,503

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Endurance International Group, Inc.,
1,111,600	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%	02/10/2028	1,082,420

	FINThrive Software Intermediate Holdings, Inc.,
710,000	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.00%, 0.50% Floor)	4.50%	12/18/2028	704,008

	First Advantage Holdings LLC,
470,013	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.21%	01/29/2027	467,761

	Garda World Security Corporation,
1,415,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.71%	10/30/2026	1,401,359
605,000	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.25%)	4.57%	02/01/2029	600,463

	Grab Holdings, Inc.,
991,642	Senior Secured First Lien Term Loan (2 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%	01/29/2026	971,809

	Greeneden U.S. Holdings II LLC,
	Senior Secured First Lien Term Loan
674,695	(1 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%	12/01/2027	674,487
317,504	(2 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%	12/01/2027	317,405

	Helios Software Holdings, Inc.,
1,155,857	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%)	5.25%	03/13/2028	1,147,194

	Hunter Douglas Holding B.V.,
1,850,000	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.50%, 0.50% Floor)	4.00%	02/26/2029	1,815,895

	ION Trading Technologies SARL,
1,439,125	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.75%)	5.21%	03/31/2028	1,430,598

	IRI Holdings, Inc.,
1,749,638	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.71%	12/01/2025	1,745,623

	Ivanti Software, Inc.,
856,735	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 0.75% Floor)	5.00%	12/01/2027	846,561

	Mitchell International, Inc.,
2,205,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	4.25%	10/16/2028	2,172,807
130,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.50%, 0.50% Floor)	7.00%	10/15/2029	129,066

	National Intergovernmental Purchasing Alliance Company,
1,337,833	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	4.51%	05/23/2025	1,317,766

	Packaging Coordinators Midco, Inc.,
1,763,875	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%	11/30/2027	1,756,890

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2022	77

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Pike Corporation,
201,370	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.46%		01/21/2028	200,037

	Prometric Holdings, Inc.,
1,593,563	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		01/29/2025	1,568,066

	Restoration Hardware, Inc.,
776,100	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 0.50% Floor)	3.00%		10/20/2028	763,488

	Sabre GLBL, Inc.,
303,596	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.46%		02/22/2024	299,241
225,737	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		12/17/2027	223,621
359,838	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		12/17/2027	356,465

	SMG US Midco 2, Inc.,
	Senior Secured First Lien Term Loan
46,065	(1 Month LIBOR USD + 2.50%)	2.96%		01/23/2025	44,453
118,452	(3 Month LIBOR USD + 2.50%)	2.80%		01/23/2025	114,306

	Spin Holdco, Inc.,
1,098,900	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		03/06/2028	1,092,411

	SWF Holdings I Corporation,
1,840,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		10/06/2028	1,786,327

	Tempo Acquisition LLC,
563,588	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.00%, 0.50% Floor)	3.50%		08/31/2028	560,981

	TGP Holdings III LLC,
237,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.75% Floor)	4.00%		06/29/2028	227,447

	The Dun & Bradstreet Corporation,
1,989,924	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.70%		02/06/2026	1,974,821

	The Hillman Group, Inc.,
17,801	Senior Secured First Lien Delayed-Draw Term Loan (1 Month LIBOR USD + 2.75%, 0.50% Floor)	3.25%	(f)	07/14/2028	17,508
928,982	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 0.50% Floor)	3.25%		07/14/2028	913,695

	Trans Union LLC,
568,846	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 0.50% Floor)	2.75%		12/01/2028	565,527

	Travelport Finance (Luxembourg) S.A.R.L.,
543,679	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.50%, 1.00% Floor)	2.50%		02/28/2025	565,200
193,150	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%)	5.22%		05/29/2026	172,145

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	VT Topco, Inc.,
796,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		08/01/2025	785,556

					41,782,983

CHEMICALS/PLASTICS 5.1%

	Alpha 3 B.V.,
1,324,988	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 0.50% Floor)	3.00%		03/17/2028	1,311,903

	Charter Next Generation, Inc.,
912,865	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		12/01/2027	909,012

	Cyanco Intermediate 2 Corporation,
367,804	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.96%		03/17/2025	361,367

	Diamond (BC) B.V.,
1,466,325	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 0.50% Floor)	3.25%		09/29/2028	1,440,298

	Gemini HDPE LLC,
751,757	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 0.50% Floor)	3.50%		12/31/2027	741,737

	Geon Performance Solutions LLC,
194,025	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%, 0.75% Floor)	5.50%		08/18/2028	194,026

	Ineos US Finance LLC,
1,980,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 0.50% Floor)	3.00%		11/06/2028	1,944,113

	Kraton Corporation,
500,000	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.25%, 0.50% Floor)	3.99%		03/15/2029	495,940

	Lummus Technology Holdings V LLC,
1,148,099	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.96%		06/30/2027	1,112,226

	Natgasoline LLC,
1,212,468	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.96%		11/14/2025	1,201,859

	Olympus Water US Holding Corporation,
638,400	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.50% Floor)	4.25%		11/09/2028	623,040
550,000	Olympus Water US Holding Term Loan	0.05%	(e)	11/09/2028	539,000

	PMHC II, Inc,
1,455,000	Senior Secured First Lien	4.75%	(e)	02/03/2029	1,391,948

	Polar US Borrower LLC,
883,402	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%)	4.87%		10/15/2025	859,108

	PQ Corporation,
	Senior Secured First Lien Term Loan
443,052	(1 Month LIBOR USD + 2.50%, 0.50% Floor)	3.00%		06/09/2028	438,622
172,298	(3 Month LIBOR USD + 2.50%, 0.50% Floor)	3.00%		06/09/2028	170,575

78	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Pregis Topco LLC,
889,525	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.46%		07/31/2026	872,735

	Pretium PKG Holdings, Inc.,
703,238	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.00%, 0.50% Floor)	4.50%		10/02/2028	684,651
155,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 6.75%, 0.50% Floor)	7.25%		09/21/2029	150,996

	Starfruit US Holdco LLC,
703,792	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.21%		10/01/2025	694,703

	Univar Solutions USA, Inc.,
253,088	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.21%		06/02/2028	251,664
273,700	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.46%		07/01/2026	270,963

	Vantage Specialty Chemicals, Inc.,
	Senior Secured First Lien Term Loan
712,124	(3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		10/28/2024	687,111
771,468	(3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.51%		10/28/2024	744,370

	W.R. Grace Holdings LLC,
1,216,950	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	4.81%		09/22/2028	1,210,293

					19,302,260

CONTAINERS AND GLASS PRODUCTS 1.5%

	Clydesdale Acquisition Holdings, Inc.,
1,200,000	Senior Secured First Lien	0.05%	(e)	03/30/2029	1,182,000

	Flex Acquisition Company, Inc.,
416,080	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%)	3.13%		06/30/2025	415,820

	Graham Packaging Company, Inc.,
1,077,925	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.75% Floor)	3.75%		08/04/2027	1,061,466

	TricorBraun Holdings, Inc.,
1,907,207	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		03/03/2028	1,864,819

	Trident TPI Holdings, Inc.,
15,539	Senior Secured First Lien Delayed-Draw Term Loan (1 Month LIBOR USD + 4.00%, 0.50% Floor)	4.50%		09/15/2028	15,370
834,898	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	4.26%		10/17/2024	826,808
174,280	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.50% Floor)	4.50%		09/15/2028	172,392

					5,538,675

COSMETICS/TOILETRIES 0.3%

	Kronos Acquisition Holdings, Inc.,
1,171,215	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	4.25%		12/22/2026	1,098,992

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
ELECTRONICS/ELECTRIC 13.7%

	Access CIG LLC,
1,391,657	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.96%	02/27/2025	1,373,203

	Acuris Finance US, Inc.,
311,458	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.50% Floor)	4.50%	02/16/2028	309,365

	Almonde, Inc.,
1,054,211	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%	06/13/2024	1,042,472
175,000	Senior Secured Second Lien Term Loan (6 Month LIBOR USD + 7.25%, 1.00% Floor)	8.25%	06/16/2025	172,621

	Applied Systems, Inc.,
	Senior Secured First Lien Term Loan
9,877	(Prime Rate + 2.00%, 0.50% Floor)	5.50%	09/19/2024	9,824
977,816	(3 Month LIBOR USD + 3.00%, 0.50% Floor)	4.01%	09/19/2024	972,624
855,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 5.50%, 0.75% Floor)	6.51%	09/19/2025	852,597

	Astra Acquisition Corporation,
1,680,788	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.25%, 0.50% Floor)	5.75%	10/25/2028	1,635,616
515,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 8.88%, 0.75% Floor)	9.63%	10/25/2029	507,275

	Atlas Purchaser, Inc.,
940,524	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.25%, 0.75% Floor)	6.00%	05/08/2028	915,836

	Blackhawk Network Holdings, Inc.,
919,007	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.46%	06/16/2025	903,614

	Boxer Parent Company, Inc.,
627,295	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	4.76%	10/02/2025	624,422

	Castle US Holding Corporation,
1,579,529	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	4.21%	01/29/2027	1,530,666

	Chariot Buyer LLC,
1,965,075	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.50% Floor)	4.51%	11/03/2028	1,944,196

	Conservice Midco LLC,
458,025	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.71%	05/13/2027	453,349

	Constant Contact, Inc.,
935,667	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%	02/10/2028	926,310

	Cornerstone OnDemand, Inc.,
1,100,000	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%, 0.50% Floor)	4.25%	10/16/2028	1,091,063

	Cvent, Inc.,
652,461	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	4.21%	11/29/2024	647,026

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2022	79

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	DCert Buyer, Inc.,
1,334,084	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.46%	10/16/2026	1,326,393
585,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%)	7.46%	02/19/2029	579,758

	Delta Topco, Inc.,
1,466,462	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%	12/01/2027	1,445,778
180,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 7.25%, 0.75% Floor)	8.00%	12/01/2028	177,600

	DG Investment Intermediate Holdings 2, Inc.,
1,677,381	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%	03/31/2028	1,662,913
150,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.75%, 0.75% Floor)	7.50%	03/19/2029	150,375

	Energizer Holdings, Inc.,
440,550	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 0.50% Floor)	2.75%	12/22/2027	433,942

	Excelitas Technologies Corporation,
856,535	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.51%	12/02/2024	853,323

	GoodRX, Inc.,
1,117,811	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.21%	10/10/2025	1,110,243

	Hyland Software, Inc.,
584,502	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%	07/01/2024	582,310
446,566	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.25%, 0.75% Floor)	7.00%	07/07/2025	442,659

	Informatica LLC,
1,070,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.25%	10/27/2028	1,062,510

	Ingram Micro, Inc.,
1,195,963	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.50% Floor)	4.51%	06/30/2028	1,187,591

	LogMeIn, Inc.,
526,344	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	5.22%	08/31/2027	518,038

	McAfee Corporation,
1,075,000	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.00%, 0.50% Floor)	4.50%	03/01/2029	1,068,953

	Milano Acquisition Corporation,
1,340,872	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	5.01%	10/01/2027	1,340,872

	Mirion Technologies (US), Inc.,
783,430	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 2.75%, 0.50% Floor)	3.25%	10/20/2028	777,202

	PointClickCare Technologies, Inc.,
242,550	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 0.75% Floor)	3.75%	12/29/2027	240,125

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Polaris Newco LLC,
2,000,835	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.50% Floor)	4.50%		06/02/2028	1,989,080

	Project Alpha Intermediate Holding, Inc.,
1,856,146	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	4.30%		04/26/2024	1,847,255

	Proofpoint, Inc.,
1,605,975	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.50% Floor)	3.76%		08/31/2028	1,590,694

	Rackspace Technology Global, Inc.,
1,192,950	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 0.75% Floor)	3.50%		02/15/2028	1,172,712

	RealPage, Inc.,
1,636,775	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		04/24/2028	1,620,407

	Redstone Holdco 2 LP,
372,721	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%, 0.75% Floor)	5.50%		04/27/2028	365,267

	Renaissance Holding Corporation,
1,000,513	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.71%		05/30/2025	990,978
400,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%)	7.46%		05/29/2026	397,562

	Severin Acquisition LLC,
1,658,246	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.45%		08/01/2025	1,642,252

	Skillsoft Finance II, Inc.,
693,600	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%, 0.75% Floor)	5.50%		07/14/2028	687,704

	SolarWinds Holdings, Inc.,
476,032	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.21%		02/05/2024	470,351

	Sophia, LP,
987,538	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.50% Floor)	4.26%		10/07/2027	979,721

	SS&C Technologies, Inc.,
724,706	Senior Secured First Lien	2.75%	(e)	03/22/2029	718,970
535,294	Senior Secured First Lien	2.75%	(e)	03/22/2029	531,057

	Surf Holdings LLC,
1,223,222	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	4.11%		03/05/2027	1,213,094

	TIBCO Software, Inc.,
972,675	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	4.21%		06/30/2026	969,027
110,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%)	7.71%		03/03/2028	109,977

	Uber Technologies, Inc.,
399,808	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.96%		04/04/2025	399,592

80	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	UKG, Inc.,
1,476,988	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%	05/04/2026	1,467,085
453,029	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	4.76%	05/04/2026	451,897
230,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 5.25%, 0.50% Floor)	5.75%	05/03/2027	228,958

	Ultra Clean Holdings, Inc.,
329,233	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.96%	08/27/2025	328,958

	VS Buyer LLC,
976,107	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.46%	02/26/2027	969,601

				52,014,863

ENERGY 1.8%

	BCP Renaissance Parent LLC,
538,605	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.50%, 1.00% Floor)	4.50%	10/30/2026	532,319

	Blackstone CQP Holdco LP,
1,781,050	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	4.76%	06/05/2028	1,774,790

	Delek US Holdings, Inc.,
419,561	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.71%	03/31/2025	409,297

	Freeport LNG Investments, LLP,
700,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%	12/21/2028	695,877

	GIP II Blue Holding LP,
468,825	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%	09/29/2028	468,239

	Gulf Finance LLC,
291,456	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 6.75%, 1.00% Floor)	7.75%	08/25/2026	267,567

	Lucid Energy Group II Borrower LLC,
624,913	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 0.75% Floor)	5.00%	11/22/2028	620,554

	Oryx Midstream Services Permian Basin LLC,
613,456	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%	10/05/2028	609,287

	Prairie ECI Acquiror LP,
474,597	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	5.21%	03/11/2026	464,759

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Traverse Midstream Partners LLC,
712,327	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.25%, 1.00% Floor)	5.25%	09/27/2024	710,546

	WaterBridge Midstream Operating LLC,
325,823	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 5.75%, 1.00% Floor)	6.75%	06/22/2026	314,979

				6,868,214

ENVIRONMENTAL CONTROL 0.7%

	Packers Holdings LLC,
1,470,566	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.75% Floor)	4.00%	03/06/2028	1,451,081

	WIN Waste Innovations Holdings, Inc.,
1,329,950	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 0.50% Floor)	3.76%	03/24/2028	1,321,431

				2,772,512

FINANCIAL INTERMEDIARIES 2.8%

	Castlelake Aviation LLC,
1,428,850	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 0.50% Floor)	3.58%	10/22/2026	1,394,029

	Corelogic, Inc.,
1,756,175	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%	06/02/2028	1,739,720

	Focus Financial Partners LLC,
1,994,975	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 0.50% Floor)	3.00%	06/30/2028	1,972,222

	Greystone Select Financial LLC,
227,169	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%, 0.75% Floor)	5.75%	06/16/2028	227,169

	Hightower Holding LLC,
1,965,125	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%	04/21/2028	1,950,387

	Minotaur Acquisition, Inc.,
1,043,135	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	5.21%	03/27/2026	1,035,448

	The Edelman Financial Engines Centre LLC,
687,523	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%	04/07/2028	680,792
755,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.75%)	7.21%	07/20/2026	746,412

	Walker & Dunlop, Inc.,
364,088	Senior Secured First Lien Term Loan (6 Month Secured Overnight Financing Rate + 2.25%, 0.50% Floor)	2.75%	12/15/2028	362,722

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2022	81

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Zebra Buyer LLC,
612,097	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.50% Floor)	4.31%		11/01/2028	608,941

					10,717,842

FOOD PRODUCTS 0.9%

	CHG PPC Parent LLC,
1,040,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.50% Floor)	3.50%		12/08/2028	1,017,900

	H-Food Holdings LLC,
1,303,953	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.69%)	4.14%		05/23/2025	1,259,846

	Monogram Food Solutions LLC,
847,875	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.50% Floor)	4.50%		08/28/2028	834,097

	United Natural Foods, Inc.,
280,664	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.71%		10/22/2025	278,809

					3,390,652

FOOD SERVICE 1.5%

	AI Aqua Merger Sub, Inc.,
1,474,697	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.75%, 0.50% Floor)	4.25%		07/31/2028	1,462,951

	Aramark Services, Inc.,
545,513	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.96%		01/15/2027	536,195

	Houston Foods, Inc.,
966,604	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.75%)	6.21%		07/21/2025	913,441

	IRB Holding Corporation,
1,246,380	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.00%, 0.75% Floor)	3.75%		12/15/2027	1,240,927

	MIC Glen LLC,
628,425	Senior Secured First Lien Term Loan (2 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		07/21/2028	621,226

	Osmosis Buyer Limited,
220,000	Senior Secured First Lien	4.50%	(e)	07/30/2028	218,007
50,000	Senior Secured First Lien	4.50%	(e)	07/30/2028	49,547

	Whatabrands LLC,
817,950	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		08/03/2028	809,178

					5,851,472

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOOD/DRUG RETAILERS 0.5%

	GOBP Holdings, Inc.,
2,000,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.21%		10/22/2025	1,986,880

HEALTHCARE 10.8%

	ADMI Corporation,
1,875,575	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		12/23/2027	1,857,804

	Agiliti Health, Inc.,
1,038,962	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.00%		01/05/2026	1,033,767

	Air Methods Corporation,
856,479	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.51%		04/22/2024	822,935

	Athenahealth Group, Inc.,
1,855,507	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.50%, 0.50% Floor)	4.00%		02/15/2029	1,839,272

	Aveanna Healthcare LLC,
353,774	Senior Secured First Lien	4.25%	(e)	07/15/2028	345,062
1,513,620	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	4.25%		07/17/2028	1,476,347
1,040,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%, 0.50% Floor)	7.50%		12/10/2029	995,800

	Azalea TopCo, Inc.,
1,636,183	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.80%		07/24/2026	1,618,030

	CHG Healthcare Services, Inc.,
1,972,925	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.50% Floor)	4.51%		09/29/2028	1,958,128

	Envision Healthcare Corporation,
1,038,743	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	4.21%		10/10/2025	694,228

	eResearchTechnology, Inc.,
49,496	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%		02/04/2027	49,388

	Global Medical Response, Inc.,
343,225	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.25%, 1.00% Floor)	5.25%		03/14/2025	341,692
582,625	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.25%, 1.00% Floor)	5.25%		10/02/2025	579,622

	Heartland Dental LLC,
1,855,975	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.45%		04/30/2025	1,843,048

	ICON Luxembourg SARL,
467,455	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.25%, 0.50% Floor)	3.31%		07/03/2028	465,850

	Maravai Intermediate Holdings LLC,
149,226	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.00%, 0.50% Floor)	3.50%		10/19/2027	148,853

82	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	MED ParentCo, LP,
1,631,725	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.71%		08/31/2026	1,617,447

	Medline Borrower LP,
1,555,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		10/23/2028	1,541,293

	Organon & Company,
1,407,683	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 0.50% Floor)	3.56%		06/02/2028	1,402,404

	Outcomes Group Holdings, Inc.,
314,142	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.25%)	3.60%		10/24/2025	308,450

	Pathway Vet Alliance LLC,
1,849,378	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.96%		03/31/2027	1,834,361

	Pearl Intermediate Parent LLC,
592,289	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	2.96%		02/14/2025	585,256

	Pediatric Associates Holding Company LLC,
123,684	Senior Secured First Lien	3.75%	(e)	12/29/2028	122,370
816,316	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		12/29/2028	807,642

	PetVet Care Centers LLC,
566,236	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		02/14/2025	564,291

	Phoenix Guarantor, Inc.,
1,089,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.95%		03/05/2026	1,079,079

	Phoenix Newco, Inc.,
1,990,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		11/15/2028	1,977,921

	PRA Health Sciences, Inc.,
109,035	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.25%, 0.50% Floor)	2.75%		07/03/2028	108,660

	Radiology Partners, Inc.,
	Senior Secured First Lien Term Loan
887,113	(1 Month LIBOR USD + 4.25%)	4.33%		07/09/2025	877,293
604,850	(1 Month LIBOR USD + 4.25%)	4.70%		07/09/2025	598,154
524,204	(1 Month LIBOR USD + 4.25%)	4.72%		07/09/2025	518,401

	RadNet Management, Inc.,
1,854,043	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 0.75% Floor)	3.75%		04/24/2028	1,832,027

	RegionalCare Hospital Partners Holdings, Inc.,
503,695	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	4.20%		11/14/2025	501,517

	Sotera Health Holdings LLC,
660,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 0.50% Floor)	3.25%		12/11/2026	653,123

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Sound Inpatient Physicians, Inc.,
1,024,985	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.21%	06/27/2025	1,020,926
300,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.75%)	7.21%	06/26/2026	297,834

	Southern Veterinary Partners LLC,
1,134,051	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	5.00%	10/01/2027	1,128,381

	Sunshine Luxembourg VII SARL,
499,851	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	4.76%	10/01/2026	497,274

	Team Health Holdings, Inc.,
585,127	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%	02/06/2024	558,273

	Upstream Newco, Inc.,
1,637,846	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.25%)	4.68%	11/20/2026	1,630,688

	Verscend Holding Corporation,
980,639	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.46%	08/27/2025	979,413

	Zelis Cost Management Buyer, Inc.,
1,437,353	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.73%	09/30/2026	1,425,351
207,947	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.73%	09/30/2026	206,193

				40,743,848

HOTELS/MOTELS / INNS AND CASINOS 2.4%

	Bally’s Corporation,
1,965,075	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%	10/02/2028	1,956,939

	Caesars Resort Collection LLC,
1,047,266	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.21%	12/23/2024	1,043,192
418,625	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.71%	07/21/2025	417,788

	Fertitta Entertainment LLC,
855,000	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.00%, 0.50% Floor)	4.50%	01/29/2029	851,849

	PCI Gaming Authority,
404,519	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.71%	05/29/2026	402,054

	Playa Resorts Holding BV,
1,138,292	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%	04/29/2024	1,114,906

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2022	83

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Scientific Games Holdings LP,
2,095,000	Senior Secured First Lien	4.00%	(e)	02/04/2029	2,078,910

	Scientific Games International, Inc.,
686,353	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.21%		08/14/2024	684,641

	Stars Group Holdings B.V.,
467,650	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.25%)	3.26%		07/21/2026	464,435

					9,014,714

INDUSTRIAL EQUIPMENT 3.8%

	Alliance Laundry Systems LLC,
623,182	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		10/08/2027	617,732

	American Trailer World Corporation,
1,195,963	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.75%, 0.75% Floor)	4.40%		03/03/2028	1,150,929

	Apex Tool Group LLC,
310,000	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 5.25%, 0.50% Floor)	5.75%		02/08/2029	302,693

	ASP Blade Holdings, Inc.,
269,365	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.50% Floor)	4.50%		10/13/2028	266,368

	Columbus McKinnon Corporation,
592,332	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 0.50% Floor)	3.81%		05/15/2028	584,436

	DexKo Global, Inc.,
	Senior Secured First Lien Delayed-Draw Term Loan
114,144	(3 Month LIBOR USD + 3.75%, 0.50% Floor)	4.72%		10/04/2028	112,100
17,056	(1 Month LIBOR USD + 3.75%, 0.50% Floor)	4.72%		10/04/2028	16,750
688,800	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	4.72%		10/04/2028	676,460

	Filtration Group Corporation,
403,460	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.21%		03/31/2025	398,269

	GrafTech Finance, Inc.,
231,481	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.50% Floor)	3.50%		02/12/2025	229,456

	Granite US Holdings Corporation,
1,151,780	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	5.06%		09/30/2026	1,141,702

	Hayward Industries, Inc.,
987,538	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 0.50% Floor)	3.00%		05/29/2028	976,842

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Madison IAQ LLC,
1,012,350	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.25%, 0.50% Floor)	4.52%	06/21/2028	999,275

	PECF USS Intermediate Holding III Corporation,
1,561,088	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 0.50% Floor)	4.76%	12/15/2028	1,549,247

	TAMKO Building Products LLC,
	Senior Secured First Lien Term Loan
242,368	(3 Month LIBOR USD + 3.00%)	4.01%	05/29/2026	238,075
252,467	(3 Month LIBOR USD + 3.00%)	3.51%	05/29/2026	247,995
515,031	(3 Month LIBOR USD + 3.00%)	3.30%	05/29/2026	505,911

	Tiger Acquisition LLC,
1,099,475	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%	06/01/2028	1,058,019

	Titan Acquisition Limited,
906,394	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%)	3.35%	03/28/2025	888,755

	Vertical Midco GMBH,
	Senior Secured First Lien Term Loan
218,350	(6 Month LIBOR USD + 3.50%, 0.50% Floor)	4.02%	07/30/2027	216,713
774,150	(3 Month LIBOR USD + 3.50%, 0.50% Floor)	4.02%	07/30/2027	768,348

	Waterlogic Holdings Limited,
1,266,348	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%, 0.50% Floor)	5.76%	08/17/2028	1,264,500

				14,210,575

INSURANCE 3.5%

	Acrisure LLC,
1,537,634	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.72%	02/16/2027	1,519,059
448,875	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 0.50% Floor)	4.75%	02/16/2027	447,755

	Alliant Holdings Intermediate LLC,
1,001,675	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.71%	05/09/2025	992,284
248,750	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%	11/05/2027	247,524

	AmWINS Group LLC,
1,125,755	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 0.75% Floor)	3.00%	02/22/2028	1,108,869

	AssuredPartners, Inc.,
1,095,759	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.96%	02/12/2027	1,083,980

84	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
375,000	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.50%, 0.50% Floor)	4.00%		02/12/2027	371,368

	Asurion LLC,
814,688	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.71%		12/23/2026	798,223
1,263,416	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.46%		07/30/2027	1,239,727
135,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 5.25%)	5.71%		01/31/2028	132,570
1,190,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 5.25%)	5.71%		01/19/2029	1,165,087

	Cross Financial Corporation,
248,125	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	4.81%		09/15/2027	246,678

	OneDigital Borrower LLC,
2,149,613	Senior Secured First Lien Term Loan (6 Month Secured Overnight Financing Rate + 4.25%, 0.50% Floor)	4.75%		11/16/2027	2,138,875

	Sedgwick Claims Management Services, Inc.,
775,808	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.46%		12/31/2025	769,159
880,941	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	4.21%		09/03/2026	876,537

					13,137,695

LEISURE 3.4%

	Alterra Mountain Company,
985,752	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		08/17/2028	979,591

	AMC Entertainment Holdings, Inc.,
580,000	Senior Secured First Lien	3.26%	(e)	04/22/2026	519,123

	Arches Buyer, Inc.,
1,586,843	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		12/06/2027	1,563,461

	Carnival Corporation,
240,713	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 0.75% Floor)	3.75%		06/30/2025	234,875
1,391,513	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.25%, 0.75% Floor)	4.00%		10/18/2028	1,363,682

	ClubCorp Holdings, Inc.,
756,390	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	3.76%		09/18/2024	720,370

	Delta 2 (Lux) SARL,
510,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 1.00% Floor)	3.50%		02/01/2024	509,046

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Lions Gate Capital Holdings LLC,
358,178	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.71%	03/24/2025	353,927

	Motion Acquisition Ltd.,
354,301	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	4.26%	11/12/2026	348,937
46,565	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	4.26%	11/12/2026	45,860

	Nascar Holdings LLC,
582,029	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.96%	10/19/2026	578,065

	Playtika Holding Corporation,
1,994,962	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.21%	03/13/2028	1,969,118

	Pug LLC,
946,093	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.96%	02/12/2027	930,327

	Travel Leaders Group LLC,
659,007	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.46%	01/25/2024	624,205

	UFC Holdings LLC,
1,606,170	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 2.75%, 0.75% Floor)	3.50%	04/29/2026	1,592,550

	Viad Corporation,
472,625	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%, 0.50% Floor)	5.50%	07/31/2028	468,490

				12,801,627

MEDIA 5.2%

	Ascend Learning LLC,
1,790,513	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%	12/11/2028	1,773,055
285,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 5.75%, 0.50% Floor)	6.25%	12/10/2029	283,931

	Cengage Learning, Inc.,
1,751,188	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.75%, 1.00% Floor)	5.75%	07/14/2026	1,739,376

	Charter Communications Operating LLC,
673,274	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.96%	02/01/2027	668,554

	CMG Media Corporation,
845,646	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.96%	12/17/2026	833,883

	CSC Holdings LLC,
1,237,013	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.65%	07/17/2025	1,220,010
630,500	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.65%	01/15/2026	622,619

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2022	85

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
138,393	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.90%		04/15/2027	136,248

	Diamond Sports Group LLC,
324,484	Senior Secured Second Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.25%)	3.44%		08/24/2026	112,455

	DIRECTV Financing LLC,
1,185,040	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%, 0.75% Floor)	5.75%		08/02/2027	1,185,271

	EW Scripps Company,
1,028,034	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.56%, 0.75% Floor)	3.31%		05/01/2026	1,018,489

	Getty Images, Inc.,
819,224	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%)	5.06%		02/19/2026	815,812

	Gray Television, Inc.,
1,500,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.73%		01/02/2026	1,490,940

	IHeartCommunications, Inc.,
371,864	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.46%		05/01/2026	370,168

	NEP Group, Inc.,
478,766	Senior Secured First Lien	3.51%	(e)	10/20/2025	471,225

	Nexstar Broadcasting, Inc.,
2,000,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.73%		09/18/2026	1,994,820

	Numericable U.S. LLC,
1,903,224	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.51%		08/14/2026	1,870,717

	Radiate Holdco LLC,
1,516,200	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.75% Floor)	4.00%		09/25/2026	1,505,496

	Rentpath, Inc.,
70,395	Senior Secured First Lien Term Loan (Prime Rate + 0.00%)	3.25%		04/20/2022	17,951

	Sinclair Television Group, Inc.,
304,936	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.96%		09/30/2026	296,422

	Virgin Media Bristol LLC,
475,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.90%		01/31/2028	469,953
350,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.65%		01/31/2029	348,415

	Ziggo Financing Partnership,
470,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.90%		04/28/2028	463,831

					19,709,641

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
PHARMACEUTICALS 0.7%

	Bausch Health Companies, Inc.,
339,062	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.46%	06/02/2025	336,942

	Endo Luxembourg Finance Company I SARL,
315,305	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%, 0.75% Floor)	5.75%	03/27/2028	296,223

	Horizon Therapeutics USA, Inc.,
495,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%, 0.50% Floor)	2.25%	03/15/2028	490,825

	Jazz Pharmaceuticals, Inc.,
1,458,975	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%	05/05/2028	1,455,422

				2,579,412

RETAILERS (OTHER THAN FOOD/DRUG) 3.8%

	CNT Holdings I Corporation,
1,588,950	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%	11/08/2027	1,582,491

	EG America LLC,
173,842	Senior Secured First Lien Delayed-Draw Term Loan (3 Month LIBOR USD + 4.25%, 0.50% Floor)	5.25%	03/31/2026	171,756

	Great Outdoors Group LLC,
1,441,805	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%	03/06/2028	1,438,424

	Jo-Ann Stores LLC,
885,550	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%, 0.75% Floor)	5.50%	07/07/2028	778,970

	Leslie’s Poolmart, Inc.,
1,237,500	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 2.50%, 0.50% Floor)	3.02%	03/09/2028	1,223,838

	Michaels Companies, Inc., The,
372,033	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 0.75% Floor)	5.26%	04/14/2028	349,917

	Mister Car Wash Holdings, Inc.,
1,671,881	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.46%	05/14/2026	1,653,674

	Petco Health and Wellness Company, Inc.,
1,450,350	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.75% Floor)	4.00%	03/03/2028	1,438,827

	PetSmart, Inc.,
1,860,650	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%	02/11/2028	1,857,161

	Rent-A-Center, Inc.,
321,750	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.81%	02/17/2028	316,069

	Staples, Inc.,
537,390	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%)	5.32%	04/16/2026	509,064

	Sweetwater Borrower LLC,
888,731	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%, 0.75% Floor)	5.50%	08/07/2028	879,844

86	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Victoria’s Secret & Company,
587,050	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%	08/02/2028	580,082

	WWEX UNI TopCo Holdings LLC,
1,476,300	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 0.75% Floor)	5.00%	07/26/2028	1,464,076

				14,244,193

TELECOMMUNICATIONS 2.2%

	Avaya, Inc.,
561,229	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.65%	12/15/2027	558,423

	Cablevision Lightpath LLC,
330,813	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%	11/30/2027	327,463

	Cincinnati Bell, Inc.,
668,325	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.25%, 0.50% Floor)	4.05%	11/22/2028	661,852

	Connect U.S. Finco LLC,
294,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%	12/11/2026	292,016

	Cyxtera DC Holdings, Inc.,
838,398	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%	05/01/2024	831,586

	Gogo Intermediate Holdings LLC,
1,543,338	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%	04/28/2028	1,534,178

	Intelsat Jackson Holdings S.A.,
1,206,975	Senior Secured First Lien Term Loan (6 Month Secured Overnight Financing Rate + 4.25%, 0.50% Floor)	4.92%	02/01/2029	1,189,341

	Lumen Technologies, Inc.,
1,356,531	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.71%	03/15/2027	1,322,516

	Securus Technologies Holdings, Inc.,
681,814	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%, 1.00% Floor)	5.51%	11/01/2024	651,132

	Telesat Canada,
374,852	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.21%	12/07/2026	281,295

	Zayo Group Holdings, Inc.,
713,773	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.46%	03/09/2027	695,632

				8,345,434

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
TRANSPORTATION 1.4%

	First Student Bidco, Inc.,
823,280	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 0.50% Floor)	3.50%	07/21/2028	817,677
304,657	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 0.50% Floor)	3.50%	07/21/2028	302,584

	Kenan Advantage Group, Inc.,
1,248,790	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%	03/24/2026	1,234,354

	LaserShip, Inc.,
442,775	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.50%, 0.75% Floor)	5.25%	05/08/2028	441,298
135,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 7.50%, 0.75% Floor)	8.25%	04/30/2029	134,663

	PODS LLC,
1,510,335	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.75% Floor)	3.75%	03/31/2028	1,496,025

	Savage Enterprises LLC,
813,850	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%	09/15/2028	809,056

				5,235,657

UTILITIES 1.0%

	Brookfield WEC Holdings, Inc.,
1,641,688	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 0.50% Floor)	3.25%	08/01/2025	1,615,273

	Calpine Corporation,
412,576	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.46%	04/06/2026	407,503
136,500	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.21%	08/12/2026	134,817

	Compass Power Generation, LLC,
794,979	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%	12/20/2024	785,857

	Exgen Renewables IV LLC,
356,786	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%, 1.00% Floor)	3.50%	12/15/2027	354,446

	PG&E Corporation,
530,550	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 0.50% Floor)	3.50%	06/23/2025	525,080

				3,822,976

	Total Bank Loans (Cost $327,045,233)			324,677,698

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2022	87

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COLLATERALIZED LOAN OBLIGATIONS 1.9%

	AIMCO,
500,000	Series 2019-10A-ER (3 Month LIBOR USD + 5.95%, 5.95% Floor)	6.21%	(b)	07/22/2032	482,700
1,000,000	Series 2021-15A-E (3 Month LIBOR USD + 5.95%, 5.95% Floor)	6.19%	(b)	10/17/2034	951,627

	Bain Capital Credit Ltd.,
1,000,000	Series 2017-2A-ER2 (3 Month LIBOR USD + 6.50%, 6.50% Floor)	6.76%	(b)	07/25/2034	966,966

	Magnetite Ltd.,
500,000	Series 2020-26A-ER (3 Month LIBOR USD + 5.95%, 5.95% Floor)	6.21%	(b)	07/25/2034	485,028

	Octagon Investment Partners Ltd.,
1,000,000	Series 2019-3A-ER (3 Month LIBOR USD + 6.75%, 6.75% Floor)	6.99%	(b)	07/15/2034	966,754
1,000,000	Series 2021-1A-E (3 Month LIBOR USD + 6.60%, 6.60% Floor)	6.72%	(b)	10/15/2034	976,953

	OHA Credit Funding Ltd.,
500,000	Series 2016-13A-ER (3 Month LIBOR USD + 6.25%, 6.25% Floor)	6.51%	(b)	10/25/2034	485,599

	Sound Point Ltd.,
500,000	Series 2021-3A-E (3 Month LIBOR USD + 6.61%, 6.61% Floor)	6.74%	(b)	10/25/2034	486,443

	Voya Ltd.,
1,500,000	Series 2020-1A-ER (3 Month LIBOR USD + 6.35%, 6.35% Floor)	6.59%	(b)	07/16/2034	1,418,135

	Total Collateralized Loan Obligations (Cost $7,485,000)				7,220,205

FOREIGN CORPORATE BONDS 0.4%

DIVERSIFIED MANUFACTURING 0.2%
1,000,000	TK Elevator Holdco	7.63%	(b)	07/15/2028	993,215

RETAILERS (OTHER THAN FOOD/DRUG) 0.2%
700,000	eG Global Finance PLC	6.75%	(b)	02/07/2025	699,296

	Total Foreign Corporate Bonds (Cost $1,751,876)				1,692,511

US CORPORATE BONDS 5.8%

AEROSPACE & DEFENSE 0.4%
460,000	Mileage Plus Holdings LLC	6.50%	(b)	06/20/2027	480,125
1,000,000	TransDigm, Inc.	8.00%	(b)	12/15/2025	1,046,910
180,000	United Airlines, Inc.	4.38%	(b)	04/15/2026	177,300

					1,704,335

AUTOMOTIVE 0.3%
1,000,000	Ford Motor Credit Company LLC	4.95%		05/28/2027	1,018,050

CHEMICALS/PLASTICS 0.5%
790,000	EverArc Escrow SARL	5.00%	(b)	10/30/2029	723,344
1,000,000	Illuminate Buyer LLC	9.00%	(b)	07/01/2028	1,013,750

					1,737,094

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COMMERCIAL SERVICES 1.3%
725,000	Allied Universal Holdco LLC	6.63%	(b)	07/15/2026	734,570
1,000,000	Allied Universal Holdco LLC	9.75%	(b)	07/15/2027	1,034,800
2,000,000	Prime Security Services Borrower LLC	6.25%	(b)	01/15/2028	1,960,440
1,000,000	Uber Technologies, Inc.	7.50%	(b)	05/15/2025	1,044,605

					4,774,415

CONTAINERS AND GLASS PRODUCTS 0.3%
1,000,000	Flex Acquisition Company, Inc.	7.88%	(b)	07/15/2026	1,036,070

FOOD PRODUCTS 0.3%
1,080,000	US Foods, Inc.	6.25%	(b)	04/15/2025	1,108,388

FOOD SERVICE 0.5%
1,000,000	IRB Holding Corporation	7.00%	(b)	06/15/2025	1,041,475
1,000,000	Yum! Brands, Inc.	7.75%	(b)	04/01/2025	1,038,750

					2,080,225

HEALTHCARE 0.8%
2,010,000	Ortho-Clinical Diagnostics, Inc.	7.25%	(b)	02/01/2028	2,072,863
1,000,000	Select Medical Corporation	6.25%	(b)	08/15/2026	1,036,370

					3,109,233

HOTELS/MOTELS/INNS AND CASINOS 0.4%
1,531,000	Eldorado Resorts, Inc.	6.25%	(b)	07/01/2025	1,582,625

INSURANCE 0.2%
700,000	AssuredPartners, Inc.	7.00%	(b)	08/15/2025	696,468

LEISURE 0.2%
195,000	Live Nation Entertainment, Inc.	6.50%	(b)	05/15/2027	207,884
500,000	Six Flags Theme Parks, Inc.	7.00%	(b)	07/01/2025	522,662

					730,546

MEDIA 0.3%
1,000,000	Gray Television, Inc.	7.00%	(b)	05/15/2027	1,036,585
300,000	Univision Communications, Inc.	4.50%	(b)	05/01/2029	285,960

					1,322,545

MINING 0.0%
190,000	Arconic Corporation	6.13%	(b)	02/15/2028	190,988

TECHNOLOGY 0.3%
1,000,000	Verscend Escrow Corporation	9.75%	(b)	08/15/2026	1,041,145

	Total US Corporate Bonds (Cost $22,358,537)				22,132,127

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 0.4%

	Med Trust,
1,500,000	Series 2021-MDLN-G (1 Month LIBOR USD + 5.25%, 5.25% Floor)	5.65%	(b)	11/15/2038	1,473,770

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $1,500,000)				1,473,770

88	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2022

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COMMON STOCKS 0.3%
57,721	Foresight Equity(a)(d)				1,208,111
32,259	McDermott International Ltd.(d)				21,291

	Total Common Stocks (Cost $948,562)				1,229,402

SHORT TERM INVESTMENTS 7.3%
9,188,499	First American Government Obligations Fund - Class U	0.20%	(c)		9,188,499
9,188,500	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.25%	(c)		9,188,500

9,188,500	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.23%	(c)		9,188,500

	Total Short Term Investments (Cost $27,565,499)				27,565,499

	Total Investments 101.9% (Cost $388,654,707)				385,991,212
	Liabilities in Excess of Other Assets (1.9)%				(7,111,224)

	NET ASSETS 100.0%				$378,879,988

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Bank Loans	85.8%
Short Term Investments	7.3%
US Corporate Bonds	5.8%
Collateralized Loan Obligations	1.9%
Foreign Corporate Bonds	0.4%
Non-Agency Commercial Mortgage Backed Obligations	0.4%
Common Stocks	0.3%
Other Assets and Liabilities	(1.9)%

100.0%

(a)	Value determined using significant unobservable inputs.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(c)	Seven-day yield as of period end

(d)	Non-income producing security

(e)

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of period end.

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2022	89

Schedule of Investments - Summary DoubleLine Shiller Enhanced CAPE®	March 31, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
ASSET BACKED OBLIGATIONS

	SoFi Alternative Consumer Loan Program,
31,749,781	Series 2021-2-A	1.25%	(a)	08/15/2030	31,271,979	0.4%

	SoFi Alternative Trust,
27,230,083	Series 2021-1-PT1	9.72%	(a)(b)	05/25/2030	27,716,576	0.3%
50,326,885	Series 2021-3-A	1.50%	(a)	11/15/2030	49,654,619	0.6%

Other Asset Backed Obligations(h)					483,931,556	5.8%

	Total Asset Backed Obligations (Cost $618,730,132)				592,574,730	7.1%

BANK LOANS

	1011778 B.C. Unlimited Liability Company,
22,625,774	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.21%		11/19/2026	22,180,272	0.3%

	Go Daddy Operating Company LLC,
22,183,574	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.20%		02/15/2024	22,067,997	0.3%

	Pilot Travel Centers LLC,
23,208,363	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.46%		08/04/2028	22,927,889	0.3%

Other Bank Loans(h)					625,377,689	7.3%

	Total Bank Loans (Cost $695,736,266)				692,553,847	8.2%

COLLATERALIZED LOAN OBLIGATIONS

	37 Capital,
27,000,000	Series 2021-1A-A (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.40%	(a)	10/15/2034	26,765,222	0.3%

	Anchorage Capital Ltd.,
25,000,000	Series 2016-9A-AR2 (3 Month LIBOR USD + 1.14%, 1.14% Floor)	1.38%	(a)	07/15/2032	24,592,241	0.3%
23,000,000	Series 2021-19A-A (3 Month LIBOR USD + 1.21%, 1.21% Floor)	1.37%	(a)	10/15/2034	22,798,750	0.3%

	Battalion Ltd.,
32,000,000	Series 2017-11A-AR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.41%	(a)	04/24/2034	31,631,820	0.4%

	CQS Ltd.,
25,000,000	Series 2021-1A-A (3 Month LIBOR USD + 1.22%, 1.22% Floor)	1.47%	(a)	01/20/2035	24,628,236	0.3%

	Dryden Ltd.,
25,000,000	Series 2020-85A-AR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.39%	(a)	10/15/2035	24,830,084	0.3%

	Galaxy Ltd.,
27,500,000	Series 2016-22A-ARR (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.44%	(a)	04/16/2034	27,239,094	0.3%

	Marble Point Ltd.,
25,000,000	Series 2018-2A-A1R (3 Month LIBOR USD + 1.28%, 1.28% Floor)	1.53%	(a)	01/20/2032	24,916,456	0.3%
29,500,000	Series 2020-1A-A (3 Month LIBOR USD + 1.30%, 1.30% Floor)	1.55%	(a)	04/20/2033	29,441,599	0.3%
23,000,000	Series 2021-3A-A1 (3 Month LIBOR USD + 1.24%, 1.24% Floor)	1.48%	(a)	10/17/2034	22,932,295	0.3%

	MKS Ltd.,
25,000,000	Series 2017-1A-AR (3 Month LIBOR USD + 1.00%, 1.00% Floor)	1.25%	(a)	07/20/2030	25,012,433	0.3%

	MP Ltd.,
25,000,000	Series 2021-2A-A (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.46%	(a)	07/25/2034	24,837,189	0.3%

	Nassau Ltd.,
22,600,000	Series 2018-IA-A (3 Month LIBOR USD + 1.15%)	1.39%	(a)	07/15/2031	22,134,649	0.3%

	Shackleton Ltd.,
25,000,000	Series 2015-7RA-AR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.39%	(a)	07/15/2031	24,908,992	0.3%

	Sound Point Ltd.,
25,000,000	Series 2019-2A-AR (3 Month LIBOR USD + 1.17%, 1.17% Floor)	1.41%	(a)	07/15/2034	24,805,408	0.3%
29,000,000	Series 2020-3A-A1 (3 Month LIBOR USD + 1.28%, 1.28% Floor)	1.54%	(a)	01/25/2032	28,971,000	0.3%

	Symphony Ltd.,
25,000,000	Series 2014-15A-AR3 (3 Month LIBOR USD + 1.08%, 1.08% Floor)	1.32%	(a)	01/17/2032	24,831,250	0.3%

	Whitebox Ltd.,
50,000,000	Series 2021-3A-A1 (3 Month LIBOR USD + 1.22%, 1.22% Floor)	1.34%	(a)	10/15/2034	49,572,904	0.6%

Other Collateralized Loan Obligations(h)					904,676,750	10.7%

	Total Collateralized Loan Obligations (Cost $1,397,611,224)				1,389,526,372	16.5%

FOREIGN CORPORATE BONDS(h)
	Total Foreign Corporate Bonds (Cost $583,652,006)				559,299,724	6.7%

90	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS(h)
	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $101,720,345)				96,988,336	1.2%

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS(h)
	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $1,132,191,205)				1,051,824,514	12.5%

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS

	Citigroup Mortgage Loan Trust,
25,448,660	Series 2019-E-A1	3.23%	(a)(f)	11/25/2070	25,465,120	0.3%

	Credit Suisse Mortgage Capital Trust,
50,044,099	Series 2019-RP10-A1	2.94%	(a)(b)	12/26/2059	49,669,639	0.6%

	Legacy Mortgage Asset Trust,
28,326,869	Series 2021-GS4-A1	1.65%	(a)(f)	11/25/2060	26,857,950	0.3%

	New York Mortgage Trust,
25,000,000	Series 2021-BPL1-A1	2.24%	(a)(f)	05/25/2026	24,208,077	0.3%

	Pretium Mortgage Credit Partners LLC,
33,187,738	Series 2021-NPL3-A1	1.87%	(a)(f)	07/25/2051	31,570,984	0.4%
34,839,622	Series 2021-RN1-A1	1.99%	(a)(f)	02/25/2061	33,330,512	0.4%

	PRPM LLC,
23,290,600	Series 2021-2-A1	2.12%	(a)(b)	03/25/2026	22,627,806	0.3%

	Starwood Mortgage Residential Trust,
36,037,281	Series 2021-5-A1	1.92%	(a)(b)	09/25/2066	34,025,067	0.4%

	Toorak Mortgage Corporation Ltd.,
38,594,267	Series 2020-1-A1	2.73%	(a)(f)	03/25/2023	38,322,718	0.5%

	Verus Securitization Trust,
22,200,000	Series 2022-3-A1	4.13%	(a)	02/25/2067	22,101,137	0.3%

	VOLT LLC,
29,617,309	Series 2021-NPL8-A1	2.12%	(a)(f)	04/25/2051	28,420,634	0.3%

	ZH Trust,
22,250,000	Series 2021-1-A	2.25%	(a)	02/18/2027	22,093,360	0.2%

Other Non-Agency Residential Collateralized Mortgage Obligations(h)					757,071,004	9.0%

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $1,166,345,525)				1,115,764,008	13.3%

US CORPORATE BONDS(h)
	Total US Corporate Bonds (Cost $462,053,716)				449,315,612	5.3%

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS

	Federal Home Loan Mortgage Corporation,
32,476,873	Pool SB8119	2.00%		09/01/2036	31,591,363	0.4%

	Federal National Mortgage Association,
26,572,638	Series 2016-2-FC (1 Month LIBOR USD + 0.40%, 0.40% Floor, 6.00% Cap)	0.86%		02/25/2046	26,648,142	0.3%
35,744,199	Series 2022-M5-A1	2.42%	(b)	01/01/2034	35,155,589	0.4%
87,810,858	Federal National Mortgage Association	0.81% – 5.59%	(c)(d)	11/25/2026 – 07/25/2049	77,866,345	0.9%

	Government National Mortgage Association,
27,991,995	Series 2022-24-DC	2.00%		11/20/2034	27,632,217	0.3%

Other US Government and Agency Mortgage Backed Obligations(h)					130,934,030	1.6%

	Total US Government and Agency Mortgage Backed Obligations (Cost $344,549,425)				329,827,686	3.9%

US GOVERNMENT AND AGENCY OBLIGATIONS
204,700,000	United States Treasury Notes	0.13%		02/28/2023	201,958,488	2.4%
359,100,000	United States Treasury Notes	0.13%		04/30/2023	352,778,519	4.2%
405,100,000	United States Treasury Notes	1.50%		02/29/2024	399,229,214	4.7%
284,600,000	United States Treasury Notes	0.38%		04/15/2024	273,427,227	3.3%
42,800,000	United States Treasury Notes	1.00%		12/15/2024	41,137,320	0.5%
264,000,000	United States Treasury Notes	1.50%		02/15/2025	256,636,876	3.0%

	Total US Government and Agency Obligations (Cost $1,554,945,041)				1,525,167,644	18.1%

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2022	91

Schedule of Investments - Summary DoubleLine Shiller Enhanced CAPE® (Cont.)

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
COMMON STOCKS(h)
	Total Common Stocks (Cost $989,313)				1,256,535	0.0%

WARRANTS(h)
	Total Warrants (Cost $—)				—	0.0%

REPURCHASE AGREEMENTS(h)
	Total Repurchase Agreements (Cost $109,819)				109,764	0.0%

SHORT TERM INVESTMENTS
77,415,407	First American Government Obligations Fund - Class U	0.20%	(e)		77,415,407	0.9%
77,415,407	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.25%	(e)		77,415,407	0.9%
77,415,407	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.23%	(e)		77,415,407	0.9%
101,400,000	United States Treasury Bills	0.00%		06/30/2022	101,271,664	1.3%

	Total Short Term Investments (Cost $333,505,274)				333,517,885	4.0%

	Total Investments (Cost $8,392,139,291)				8,137,726,657	96.8%
	Other Assets in Excess of Liabilities				272,420,305	3.2%

	NET ASSETS				$8,410,146,962	100.0%

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	18.1%
Collateralized Loan Obligations	16.5%
Non-Agency Residential Collateralized Mortgage Obligations	13.3%
Non-Agency Commercial Mortgage Backed Obligations	12.5%
Bank Loans	8.2%
Asset Backed Obligations	7.1%
Foreign Corporate Bonds	6.7%
US Corporate Bonds	5.3%
Short Term Investments	4.0%
US Government and Agency Mortgage Backed Obligations	3.9%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.2%
Common Stocks	0.0%	(g)
Repurchase Agreements	0.0%	(g)
Warrants	0.0%	(g)
Other Assets and Liabilities	3.2%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	18.1%
Collateralized Loan Obligations	16.5%
Non-Agency Residential Collateralized Mortgage Obligations	13.3%
Non-Agency Commercial Mortgage Backed Obligations	12.5%
Asset Backed Obligations	7.1%
Banking	4.1%
Short Term Investments	4.0%
US Government and Agency Mortgage Backed Obligations	3.9%
Utilities	1.4%
Healthcare	1.4%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.2%
Energy	1.2%
Business Equipment and Services	1.1%
Media	1.0%
Telecommunications	1.0%
Pharmaceuticals	1.0%
Electronics/Electric	1.0%

INVESTMENT BREAKDOWN as a % of Net Assets: (Cont.)
Food Products	0.7%
Transportation	0.7%
Food Service	0.6%
Chemicals/Plastics	0.6%
Retailers (other than Food/Drug)	0.4%
Hotels/Motels/Inns and Casinos	0.4%
Aerospace & Defense	0.4%
Automotive	0.4%
Leisure	0.4%
Technology	0.3%
Containers and Glass Products	0.3%
Insurance	0.3%
Finance	0.2%
Real Estate	0.2%
Environmental Control	0.2%
Building and Development (including Steel/Metals)	0.2%
Industrial Equipment	0.1%
Financial Intermediaries	0.1%
Chemical Products	0.1%
Beverage and Tobacco	0.1%
Commercial Services	0.1%
Mining	0.1%
Conglomerates	0.1%
Pulp & Paper	0.0%	(g)
Food/Drug Retailers	0.0%	(g)
Construction	0.0%	(g)
Diversified Manufacturing	0.0%	(g)
Consumer Products	0.0%	(g)
Repurchase Agreements	0.0%	(g)
Other Assets and Liabilities	3.2%

	100.0%

92	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2022

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(b)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(c)	Incudes interest only securities

(d)

Includes inverse floating rate securities whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(e)	Seven-day yield as of period end

(f)

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of period end.

(g)	Represents less than 0.05% of net assets

(h)	Represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate, respectively as of period end.

Swap Agreements

Excess Return Swaps
Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Unrealized Appreciation (Depreciation)/ Value
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	04/20/2022	100,000,000	$14,378,932
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	05/05/2022	100,000,000	13,814,881
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	05/24/2022	100,000,000	13,321,748
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	04/05/2022	100,000,000	12,383,740
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	04/12/2022	100,000,000	12,191,291
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	04/26/2022	100,000,000	12,179,260
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	04/07/2022	107,000,000	11,098,964
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	05/19/2022	100,000,000	11,037,197
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	05/11/2022	100,000,000	9,561,987
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	06/01/2022	100,000,000	9,092,199
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	06/07/2022	100,000,000	8,938,000
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	05/26/2022	100,000,000	8,754,430
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	04/28/2022	100,000,000	8,639,457
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	05/03/2022	100,000,000	8,124,502
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	06/09/2022	100,000,000	7,774,216
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	05/25/2022	100,000,000	7,531,267
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	05/31/2022	100,000,000	7,175,580
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	06/14/2022	100,000,000	5,521,408
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	06/30/2022	100,000,000	5,375,305
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	06/21/2022	100,000,000	5,332,313
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	05/12/2022	100,000,000	5,175,262
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	07/20/2022	100,000,000	5,050,672
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	06/23/2022	100,000,000	4,693,800
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	07/06/2022	100,000,000	4,665,490
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	02/21/2023	100,000,000	3,867,470
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	12/21/2022	100,000,000	3,814,734
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	08/18/2022	100,000,000	3,614,430
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	07/14/2022	100,000,000	3,602,814
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	07/28/2022	100,000,000	3,301,232
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	08/17/2022	100,000,000	3,167,589
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	04/11/2023	75,000,000	2,956,899
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	02/28/2023	100,000,000	2,825,974
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	07/27/2022	100,000,000	2,713,791
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	08/11/2022	100,000,000	2,713,338
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	11/08/2022	100,000,000	2,607,907
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	10/25/2022	100,000,000	2,531,283
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	08/25/2022	100,000,000	2,478,536
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	12/22/2022	100,000,000	2,473,625
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	08/23/2022	100,000,000	2,426,365
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	08/09/2022	100,000,000	2,360,386
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	08/10/2022	100,000,000	2,355,002
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	10/20/2022	100,000,000	2,342,775
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	11/16/2022	100,000,000	2,335,755
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	11/02/2022	100,000,000	2,148,726
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	10/18/2022	100,000,000	2,117,277
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	08/04/2022	100,000,000	2,091,178
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	09/06/2022	100,000,000	1,628,646

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2022	93

Schedule of Investments - Summary DoubleLine Shiller Enhanced CAPE® (Cont.)

Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Unrealized Appreciation (Depreciation)/ Value
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	10/27/2022	100,000,000	$1,443,502
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	08/31/2022	100,000,000	1,424,985
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	12/29/2022	75,000,000	1,414,013
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	08/24/2022	100,000,000	1,410,401
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	09/13/2022	100,000,000	1,380,674
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	03/14/2023	75,000,000	1,289,606
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	09/01/2022	100,000,000	1,221,379
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	04/18/2023	100,000,000	430,693
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	10/11/2022	100,000,000	430,392
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	09/29/2022	100,000,000	334,024
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	09/20/2022	100,000,000	(19,470)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	09/15/2022	100,000,000	(43,894)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	09/14/2022	100,000,000	(142,449)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	10/19/2022	100,000,000	(187,490)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	12/19/2022	75,000,000	(211,299)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	12/30/2022	100,000,000	(225,658)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	12/27/2022	100,000,000	(402,141)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	10/06/2022	50,000,000	(542,516)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	09/22/2022	100,000,000	(571,120)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	12/15/2022	50,000,000	(744,111)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	12/20/2022	100,000,000	(789,230)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	04/26/2023	80,000,000	(994,278)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	09/08/2022	100,000,000	(1,113,061)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	11/15/2022	100,000,000	(1,123,921)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	11/01/2022	100,000,000	(1,221,401)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	01/10/2023	100,000,000	(1,266,419)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	12/28/2022	100,000,000	(1,440,852)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	11/22/2022	100,000,000	(1,647,048)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	12/06/2022	100,000,000	(1,699,753)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	12/14/2022	100,000,000	(1,770,211)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	01/11/2023	100,000,000	(1,975,354)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	12/13/2022	100,000,000	(2,017,117)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	01/17/2023	100,000,000	(2,402,567)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	02/07/2023	100,000,000	(2,586,273)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	01/24/2023	100,000,000	(3,517,093)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	01/18/2023	100,000,000	(3,688,144)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	01/26/2023	100,000,000	(3,870,316)

							$248,854,116

(1)

Shiller Barclays CAPE® US Sector II ER USD Index aims to provide notional long exposure to the top four United States equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE® Ratio (the “Relative CAPE® Indicator”) and that possess relatively strong price momentum over the prior twelve months. Each U.S. equity sector is represented by an index of equity securities of companies in the relevant sector. Information on the sector constituents as of March 31, 2022, is available on the Barclays Capital, Inc. website at https://indices.barclays/IM/12/en/indices/details.app;ticker=BXIICS2E.

Securities Accounted for as Secured Borrowings
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Up to 30 days	31-90 days	Greater than 90 days	Total
Repurchase Agreements
Residential Mortgage Backed Obligations	$—	$—	$—	$557,281	$557,281

Total Borrowings	$—	$—	$—	$557,281	$557,281

Amounts related to agreements not included in offsetting disclosure					$557,281

Affiliated Mutual Funds

A summary of the DoubleLine Shiller Enhanced CAPE®’s investments in affiliated mutual funds for the period end is as follows:

Fund	Value at March 31, 2021	Gross Purchases	Gross Sales	Shares Held at March 31, 2022	Value at March 31, 2022	Change in Unrealized for the Year Ended March 31, 2022	Dividend Income Earned for the Year Ended March 31, 2022	Net Realized Gain (Loss) for the Year Ended March 31, 2022
DoubleLine Ultra Short Bond Fund (Class I)	$199,949,999	$—	$(199,850,546)	—	$—	$(448,307)	$250,780	$348,854

94	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments - Summary DoubleLine Flexible Income Fund	March 31, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
ASSET BACKED OBLIGATIONS

	Affirm Asset Securitization Trust,
5,000,000	Series 2021-B-D	2.54%	(a)	08/17/2026	4,631,760	0.4%

	ExteNet Issuer LLC,
6,250,000	Series 2019-1A-C	5.22%	(a)	07/26/2049	6,255,690	0.5%

	Pagaya AI Debt Selection Trust,
5,500,000	Series 2021-3-C	3.27%	(a)	05/15/2029	5,206,434	0.4%

	Regional Ltd.,
4,833,742	Series 2021-1A-A	5.75%		04/15/2041	4,596,014	0.4%

	US Auto Funding LLC,
4,836,000	Series 2019-1A-D	8.06%	(a)	11/15/2025	4,903,047	0.4%

	Vivint Solar Financing LLC,
4,709,280	Series 2018-1A-A	4.73%	(a)	04/30/2048	4,740,213	0.4%

	Wave LLC,
9,321,908	Series 2019-1-C	6.41%	(a)(i)	09/15/2044	6,426,187	0.5%

Other Asset Backed Obligations(h)					42,502,160	3.5%

	Total Asset Backed Obligations (Cost $86,677,843)				79,261,505	6.5%

BANK LOANS(h)
	Total Bank Loans (Cost $123,822,429)				122,741,632	10.0%

COLLATERALIZED LOAN OBLIGATIONS

	GoldenTree Loan Management Ltd.,
5,500,000	Series 2017-2A-D (3 Month LIBOR USD + 2.65%)	2.90%	(a)	11/28/2030	5,432,744	0.4%

	LCM Ltd.,
5,000,000	Series 26A-D (3 Month LIBOR USD + 2.50%, 2.50% Floor)	2.75%	(a)	01/20/2031	4,625,539	0.4%

	Sound Point Ltd.,
6,000,000	Series 2019-2A-DR (3 Month LIBOR USD + 3.30%, 3.30% Floor)	3.54%	(a)	07/15/2034	5,922,184	0.5%
5,000,000	Series 2020-2A-DR (3 Month LIBOR USD + 3.35%, 3.35% Floor)	3.61%	(a)	10/25/2034	4,918,773	0.4%

	Steele Creek Ltd.,
5,000,000	Series 2019-2A-BR (3 Month LIBOR USD + 1.85%, 1.85% Floor)	2.09%	(a)	07/15/2032	4,986,361	0.4%

	Trimaran CAVU LLC,
6,000,000	Series 2019-1A-B (3 Month LIBOR USD + 2.20%, 2.20% Floor)	2.45%	(a)	07/20/2032	5,927,561	0.5%

	Wellfleet Ltd.,
10,000,000	Series 2019-XA-A1R (3 Month LIBOR USD + 1.17%)	1.42%	(a)	07/20/2032	9,933,402	0.8%

	Wind River Ltd.,
7,975,000	Series 2015-2A-ER (3 Month LIBOR USD + 5.55%)	5.79%	(a)	10/15/2027	7,942,147	0.6%

Other Collateralized Loan Obligations(h)					190,812,142	15.6%

	Total Collateralized Loan Obligations (Cost $245,207,671)				240,500,853	19.6%

FOREIGN CORPORATE BONDS(h)
	Total Foreign Corporate Bonds (Cost $95,658,896)				85,620,687	7.0%

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS(h)
	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $43,497,135)				39,831,740	3.2%

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS(h)
	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $188,643,633)				174,790,153	14.3%

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS

	AMSR Trust,
5,122,000	Series 2021-SFR3-G	3.80%	(a)	10/17/2038	4,620,597	0.4%

	APS Resecuritization Trust,
8,853,958	Series 2015-3-1MZ (12 Month US Treasury Average + 0.96%, 0.96% Floor)	0.98%	(a)(d)	10/27/2046	7,639,542	0.6%

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2022	95

Schedule of Investments - Summary DoubleLine Flexible Income Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS

	CHL Mortgage Pass-Through Trust,
8,688,000	Series 2018-GT1-A (1 Month LIBOR USD + 2.75%)	3.21%	(a)	05/25/2023	8,608,079	0.7%

	CSMC Trust,
7,700,000	Series 2020-RPL6-A2	3.31%	(a)(b)	03/25/2059	7,418,052	0.6%

	FirstKey Homes Trust,
6,452,000	Series 2021-SFR1-F1	3.24%	(a)	08/17/2038	5,799,403	0.5%

	FMC GMSR Issuer Trust,
8,000,000	Series 2021-GT1-A	3.62%	(a)(b)	07/25/2026	7,514,107	0.6%

	Home Partners of America Trust,
6,553,400	Series 2019-2-F	3.87%	(a)	10/19/2039	6,114,796	0.5%

	Lehman Trust,
6,038,363	Series 2006-GP3-1A1 (1 Month LIBOR USD + 0.40%, 0.40% Floor)	0.86%		06/25/2046	6,062,099	0.5%

	Merrill Lynch Mortgage Investors Trust,
18,084,736	Series 2006-HE6-A1 (1 Month LIBOR USD + 0.28%, 0.28% Floor)	0.74%		11/25/2037	11,768,170	1.0%

	Morgan Stanley Resecuritization Trust,
8,963,357	Series 2013-R7-8B (12 Month US Treasury Average + 0.96%, 0.96% Floor)	1.06%	(a)(i)	12/26/2046	8,647,146	0.7%

	NovaStar Mortgage Funding Trust,
10,475,679	Series 2006-3-A2C (1 Month LIBOR USD + 0.32%, 0.32% Floor, 11.00% Cap)	0.78%		10/25/2036	7,402,219	0.6%

	PMT Credit Risk Transfer Trust 2019-2R,
6,834,618	Series 2019-2R-A (1 Month LIBOR USD + 2.75%, 2.75% Floor)	3.20%	(a)	05/27/2023	6,783,820	0.5%

	Progress Residential Trust,
7,500,000	Series 2021-SFR2-F	3.40%	(a)	04/19/2038	6,859,457	0.5%
8,100,000	Series 2021-SFR3-F	3.44%	(a)	05/17/2026	7,334,223	0.6%

	Residential Mortgage Loan Trust,
5,750,000	Series 2020-1-B1	3.95%	(a)(b)	01/26/2060	5,616,389	0.4%

	Spruce Hill Mortgage Loan Trust,
7,589,098	Series 2020-SH2-M1	4.33%	(a)(b)	06/25/2055	7,522,966	0.6%

	Structured Asset Securities Corporation Mortgage Loan Trust,
8,898,444	Series 2007-OSI-A4 (1 Month LIBOR USD + 0.20%, 0.20% Floor)	0.66%		06/25/2037	6,933,857	0.6%

	Structured Asset Securities Corporation,
6,077,110	Series 2007-RF1-1A (1 Month LIBOR USD + 0.19%, 0.19% Floor)	0.65%	(a)	03/25/2037	5,067,708	0.4%

	Toorak Mortgage Corporation Ltd.,
6,600,000	Series 2021-1-A2	3.10%	(a)(j)	06/25/2024	6,269,345	0.5%

	Tricon American Homes Trust,
5,000,000	Series 2019-SFR1-F	3.75%	(a)	03/17/2038	4,696,534	0.4%

	Verus Securitization Trust,
5,000,000	Series 2021-7-B1	4.14%	(a)(b)	10/25/2066	4,586,052	0.4%

	ZH Trust,
8,500,000	Series 2021-1-B	3.26%	(a)	02/18/2027	8,176,822	0.7%

Other Non-Agency Residential Collateralized Mortgage Obligations(h)					85,418,462	7.0%

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $256,712,668)				236,859,845	19.3%

US CORPORATE BONDS(h)
	Total US Corporate Bonds (Cost $73,246,962)				70,520,875	5.8%

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS

	Federal Home Loan Mortgage Corporation,
10,652,106	Series 4851-PF (1 Month LIBOR USD + 0.40%, 0.40% Floor, 6.50% Cap)	0.80%		08/15/2057	10,620,834	0.9%
15,241,400	Series 4944-F (1 Month LIBOR USD + 0.45%, 0.45% Floor, 6.50% Cap)	0.91%		01/25/2050	15,329,794	1.3%
10,928,827	Series KF89-AS (Secured Overnight Financing Rate 30 Day Average + 0.37%)	0.42%		09/25/2030	10,941,074	0.9%
1,290,997	Federal Home Loan Mortgage Corporation	3.00% – 6.05%	(c)(e)	06/15/2040 –02/15/2044	436,957	0.0%

	Federal National Mortgage Association,
5,562,228	Series 2018-86-MF (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap)	0.76%		12/25/2048	5,555,007	0.5%
7,100,000	Series 2020-DNA2-B1 (1 Month LIBOR USD + 2.50%)	2.96%	(a)	02/25/2050	6,706,689	0.5%

	Government National Mortgage Association,
42,504,481	Series 2020-146-IJ	2.50%	(c)	10/20/2050	5,482,326	0.4%
213,005,618	Government National Mortgage Association	0.00% – 5.85%	(b)(c)(e)	10/20/2049 –12/16/2062	16,263,496	1.3%

Other US Government and Agency Mortgage Backed Obligations(h)					6,399,957	0.5%

	Total US Government and Agency Mortgage Backed Obligations (Cost $89,484,492)				77,736,134	6.3%

96	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2022

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
COMMON STOCKS(h)
	Total Common Stocks (Cost $1,110,291)				590,618	0.0%

RIGHTS(h)
	Total Rights (Cost $—)				—	0.0%

WARRANTS(h)
	Total Warrants (Cost $—)				1,287	0.0%

SHORT TERM INVESTMENTS
24,742,596	First American Government Obligations Fund - Class U	0.20%	(f)		24,742,596	2.0%
24,742,596	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.25%	(f)		24,742,596	2.0%
24,742,596	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.23%	(f)		24,742,596	2.0%
6,000,000	United States Treasury Bills	0.00%		04/28/2022	5,999,544	0.5%
6,000,000	United States Treasury Bills	0.00%		07/28/2022	5,985,250	0.5%
6,000,000	United States Treasury Bills	0.00%		10/06/2022	5,967,590	0.5%
6,000,000	United States Treasury Bills	0.00%		01/26/2023	5,932,550	0.5%

	Total Short Term Investments (Cost $98,164,441)				98,112,722	8.0%

	Total Investments (Cost $1,302,226,461)				1,226,568,051	100.0%
	Liabilities in Excess of Other Assets				(441,620)	(0.0)%

	NET ASSETS				$1,226,126,431	100.0%

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Collateralized Loan Obligations	19.6%
Non-Agency Residential Collateralized Mortgage Obligations	19.3%
Non-Agency Commercial Mortgage Backed Obligations	14.3%
Bank Loans	10.0%
Short Term Investments	8.0%
Foreign Corporate Bonds	7.0%
Asset Backed Obligations	6.5%
US Government and Agency Mortgage Backed Obligations	6.3%
US Corporate Bonds	5.8%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	3.2%
Common Stocks	0.0%	(g)
Warrants	0.0%	(g)
Rights	0.0%	(g)
Other Assets and Liabilities	(0.0)%	(g)

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Collateralized Loan Obligations	19.6%
Non-Agency Residential Collateralized Mortgage Obligations	19.3%
Non-Agency Commercial Mortgage Backed Obligations	14.3%
Short Term Investments	8.0%
Asset Backed Obligations	6.5%
US Government and Agency Mortgage Backed Obligations	6.3%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	3.2%
Energy	2.3%
Healthcare	1.9%
Utilities	1.7%
Electronics/Electric	1.6%
Banking	1.4%
Business Equipment and Services	1.3%
Media	1.1%

INVESTMENT BREAKDOWN as a % of Net Assets: (Cont.)
Transportation	1.1%
Chemicals/Plastics	0.8%
Retailers (other than Food/Drug)	0.8%
Finance	0.8%
Aerospace & Defense	0.7%
Leisure	0.7%
Telecommunications	0.7%
Industrial Equipment	0.5%
Insurance	0.5%
Building and Development (including Steel/Metals)	0.5%
Automotive	0.5%
Mining	0.5%
Hotels/Motels/Inns and Casinos	0.5%
Technology	0.4%
Food Products	0.3%
Commercial Services	0.3%
Financial Intermediaries	0.2%
Food Service	0.2%
Pharmaceuticals	0.2%
Containers and Glass Products	0.2%
Construction	0.2%
Consumer Products	0.2%
Environmental Control	0.1%
Chemical Products	0.1%
Conglomerates	0.1%
Real Estate	0.1%
Beverage and Tobacco	0.1%
Pulp & Paper	0.1%
Diversified Manufacturing	0.1%
Cosmetics/Toiletries	0.0%	(g)
Food/Drug Retailers	0.0%	(g)
Other Assets and Liabilities	(0.0)%	(g)

	100.0%

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2022	97

Schedule of Investments - Summary DoubleLine Flexible Income Fund (Cont.)

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(b)

Includes securities where coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(c)	Includes interest only securities

(d)

This security accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of period end.

(e)

Includes inverse floating rate securities whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(f)	Seven-day yield as of period end

(g)	Represents less than 0.05% of net assets

(h)	Represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate, respectively as of period end.

(i)	Value determined using significant unobservable inputs.

(j)

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of period end.

Affiliated Mutual Funds

A summary of the DoubleLine Flexible Income Fund’s investments in affiliated mutual funds for the year ended March 31, 2022 is as follows:

Fund	Value at March 31, 2021	Gross Purchases	Gross Sales	Shares Held at March 31, 2022	Value at March 31, 2022	Change in Unrealized for the Year Ended March 31, 2022	Dividend Income Earned for the Year Ended March 31, 2022	Net Realized Gain (Loss) for the Year Ended March 31, 2022
DoubleLine Global Bond Fund (Class I)	$47,032,734	$—	$(44,499,139)	—	$—	$(603,524)	$125,320	$(1,930,071)

98	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Low Duration Emerging Markets Fixed Income Fund	March 31, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 75.1%

BRAZIL 3.5%
2,800,000	Banco Bradesco S.A.	3.20%		01/27/2025	2,777,614
105,102	Invepar Holdings	0.00%	(e)(f)	12/30/2028	—
1,517,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 2.82%)	4.50%		11/21/2029	1,504,902
5,000,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.45%)	3.88%		04/15/2031	4,745,650

					9,028,166

CHILE 7.7%
1,850,000	AES Gener S.A. (5 Year CMT Rate + 4.92%)	6.35%		10/07/2079	1,830,445
4,850,000	Chile Electricity PEC SpA	0.00%	(a)	01/25/2028	3,670,116
300,000	Colbun S.A.	4.50%		07/10/2024	307,739
652,000	Empresa Electrica Angamos S.A.	4.88%		05/25/2029	620,675
1,188,600	Empresa Electrica Cochrane SpA	5.50%		05/14/2027	1,144,366
1,150,000	Empresa Electrica Guacolda S.A.	4.56%		04/30/2025	391,000
5,350,000	Enel Generacion Chile S.A.	4.25%		04/15/2024	5,449,965
363,000	Geopark Ltd.	6.50%		09/21/2024	372,661
2,294,240	GNL Quintero S.A.	4.63%		07/31/2029	2,323,010
700,000	Mercury Chile Holdco LLC	6.50%	(a)	01/24/2027	670,890
2,000,000	Telefonica Chile S.A.	3.88%		10/12/2022	2,011,480
1,478,000	VTR Comunicaciones SpA	5.13%		01/15/2028	1,410,729

					20,203,077

COLOMBIA 6.1%
3,430,000	Bancolombia S.A. (5 Year CMT Rate + 2.93%)	4.88%		10/18/2027	3,414,393
2,700,000	Bancolombia S.A. (5 Year CMT Rate + 2.94%)	4.63%		12/18/2029	2,604,298
3,350,000	Ecopetrol S.A.	5.88%		09/18/2023	3,439,679
2,300,000	Ecopetrol S.A.	4.13%		01/16/2025	2,268,433
2,800,000	Grupo Aval Ltd.	4.75%		09/26/2022	2,821,266
1,100,000	GrupoSura Finance S.A.	5.50%		04/29/2026	1,109,675
270,000	Millicom International Cellular S.A.	6.63%		10/15/2026	277,424

					15,935,168

DOMINICAN REPUBLIC 0.3%
900,000	Banco de Reservas de la Republica Dominicana	7.00%		02/01/2023	920,327

GUATEMALA 0.6%
1,216,800	Millicom International Cellular S.A.	5.13%		01/15/2028	1,214,123

HONG KONG 3.1%
5,000,000	CK Hutchison International 21 Ltd.	1.50%	(a)	04/15/2026	4,676,969
3,580,000	HPHT Finance Ltd.	2.88%		11/05/2024	3,543,659

					8,220,628

INDIA 2.9%
1,200,000	Adani Ports & Special Economic Zone Ltd.	3.38%		07/24/2024	1,182,649
200,000	ONGC Videsh Ltd.	3.75%		05/07/2023	201,051
1,500,000	ONGC Videsh Ltd.	4.63%		07/15/2024	1,530,475
500,000	ONGC Videsh Ltd.	3.75%		07/27/2026	494,273
3,150,000	Reliance Holdings, Inc.	4.13%		01/28/2025	3,194,135
900,000	Vedanta Resources Ltd.	7.13%		05/31/2023	850,725

					7,453,308

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
INDONESIA 2.5%
2,500,000	Minejesa Capital B.V.	4.63%		08/10/2030	2,381,250
1,900,000	Pertamina Persero PT	4.30%		05/20/2023	1,928,934
2,500,000	Pertamina Persero PT	1.40%		02/09/2026	2,318,299

					6,628,483

JAMAICA 0.1%
345,148	Digicel Group Ltd. (5.00% + 3.00% PIK)	8.00%	(a)	04/01/2025	303,458
53,357	Digicel Group Ltd. (7.00% PIK)	7.00%	(a)(b)	04/18/2022	42,804

					346,262

KOREA 13.2%
1,100,000	Korea Development Bank	1.25%		06/03/2025	1,050,954
3,000,000	Korea Development Bank	1.00%		09/09/2026	2,771,195
1,700,000	Korea East-West Power Company Ltd.	1.75%	(a)	05/06/2025	1,630,253
3,431,000	Korea East-West Power Company Ltd.	1.75%		05/06/2025	3,290,235
1,500,000	Korea Electric Power Corporation	1.13%	(a)	06/15/2025	1,408,915
4,600,000	Korea Electric Power Corporation	1.13%		06/15/2025	4,320,674
1,100,000	Korea Hydro & Nuclear Power Company Ltd.	1.25%	(a)	04/27/2026	1,026,217
4,550,000	Korea Southern Power Company Ltd.	0.75%	(a)	01/27/2026	4,173,428
5,500,000	KT Corporation	1.00%		09/01/2025	5,100,099
4,500,000	LG Chem Ltd.	3.25%		10/15/2024	4,513,334
1,600,000	POSCO	2.38%		11/12/2022	1,598,555
3,600,000	POSCO	2.38%		01/17/2023	3,590,254

					34,474,113

KUWAIT 1.8%
400,000	Equate Petrochemical B.V.	4.25%		11/03/2026	406,250
2,600,000	MEGlobal Canada ULC	5.00%	(a)	05/18/2025	2,686,369
1,500,000	MEGlobal Canada ULC	5.00%		05/18/2025	1,549,829

					4,642,448

MALAYSIA 3.9%
1,244,000	Axiata SPV2 BHD	4.36%		03/24/2026	1,292,802
3,400,000	Petronas Capital Ltd.	3.50%		03/18/2025	3,433,727
5,550,000	TNB Global Ventures Capital BHD	3.24%		10/19/2026	5,494,084

					10,220,613

MEXICO 1.0%
1,500,000	Banco Mercantil del Norte S.A. (5 Year CMT Rate + 5.04%)	6.88%	(b)	07/06/2022	1,503,000
1,000,000	BBVA Bancomer S.A. (5 Year CMT Rate + 3.00%)	5.35%		11/12/2029	999,850

					2,502,850

PANAMA 2.8%
1,000,000	Banistmo S.A.	3.65%		09/19/2022	1,006,250
3,250,000	Multibank, Inc.	4.38%		11/09/2022	3,273,709
227,583	Panama Metro Line SP	0.00%	(a)	12/05/2022	224,672
388,814	Panama Metro Line SP	0.00%		12/05/2022	383,841
2,457,000	Sable International Finance Ltd.	5.75%		09/07/2027	2,477,209

					7,365,681

PARAGUAY 0.2%
600,000	Banco Continental SAECA	2.75%	(a)	12/10/2025	549,117

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2022	99

Schedule of Investments DoubleLine Low Duration Emerging Markets Fixed Income Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
PERU 8.3%
2,700,000	Banco de Credito del Peru (5 Year CMT Rate + 2.45%)	3.25%	(a)	09/30/2031	2,509,609
650,000	Banco de Credito del Peru (5 Year CMT Rate + 2.45%)	3.25%		09/30/2031	604,165
1,750,000	Banco de Credito del Peru (5 Year CMT Rate + 3.00%)	3.13%		07/01/2030	1,649,244
1,000,000	Banco Internacional del Peru S.A.A. (3 Month LIBOR USD + 5.76%)	6.63%		03/19/2029	1,028,830
1,750,000	Banco Internacional del Peru S.A.A. Interbank (1 Year CMT Rate + 3.71%)	4.00%		07/08/2030	1,684,244
1,735,000	BBVA Banco Continental S.A.	5.00%		08/26/2022	1,752,697
500,000	Camposol S.A.	6.00%		02/03/2027	471,663
1,400,000	Corporacion Financiera de Desarrollo S.A.	5.25%		07/15/2029	1,381,688
3,343,750	Fenix Power Peru S.A.	4.32%		09/20/2027	3,265,857
2,000,000	Inkia Energy Ltd.	5.88%		11/09/2027	1,934,010
359,431	Interoceanica Finance Ltd.	0.00%		11/30/2025	339,662
200,000	Kallpa Generacion S.A.	4.88%		05/24/2026	205,850
1,633,000	Orazul Energy Egenor S en C por A	5.63%		04/28/2027	1,567,043
870,000	Scotiabank Peru S.A. (3 Month LIBOR USD + 3.86%)	4.50%		12/13/2027	874,968
2,400,000	Transportadora de Gas del Peru S.A.	4.25%		04/30/2028	2,439,888

					21,709,418

QATAR 1.8%
700,000	Qatar Energy	1.38%	(a)	09/12/2026	654,363
4,300,000	Qatar Petroleum	1.38%		09/12/2026	4,019,662

					4,674,025

SAUDI ARABIA 2.1%
900,000	SA Global Sukuk Ltd.	1.60%	(a)	06/17/2026	847,233
3,400,000	SA Global Sukuk Ltd.	1.60%		06/17/2026	3,200,658
500,000	Saudi Arabian Oil Company	2.75%		04/16/2022	500,241
500,000	Saudi Arabian Oil Company	1.25%	(a)	11/24/2023	489,263
400,000	Saudi Arabian Oil Company	2.88%		04/16/2024	399,315

					5,436,710

SINGAPORE 11.1%
500,000	DBS Group Holdings Ltd.	1.17%	(a)	11/22/2024	479,680
5,500,000	DBS Group Holdings Ltd. (5 Year CMT Rate + 1.10%)	1.82%		03/10/2031	5,141,565
450,000	DBS Group Holdings Ltd. (5 Year Mid Swap Rate USD + 1.59%)	4.52%		12/11/2028	459,465
1,000,000	Oversea-Chinese Banking Corporation Ltd. (5 Year CMT Rate + 1.58%)	1.83%	(a)	09/10/2030	943,260
5,500,000	Oversea-Chinese Banking Corporation Ltd. (5 Year CMT Rate + 1.58%)	1.83%		09/10/2030	5,187,930
1,300,000	PSA Treasury Pte Ltd.	2.50%		04/12/2026	1,277,365
1,100,000	SingTel Group Treasury Pte Ltd.	3.25%		06/30/2025	1,107,651

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
5,000,000	SingTel Group Treasury Pte Ltd.	2.38%		10/03/2026	4,856,265
3,250,000	Temasek Financial Ltd.	2.38%		01/23/2023	3,257,459
2,700,000	United Overseas Bank Ltd. (5 Year CMT Rate + 1.50%)	3.75%		04/15/2029	2,714,158
3,800,000	United Overseas Bank Ltd. (5 Year CMT Rate + 1.52%)	1.75%		03/16/2031	3,542,265

					28,967,063

THAILAND 0.1%
300,000	Export Import Bank of Thailand (3 Month LIBOR USD + 0.90%)	1.38%		11/20/2023	302,168

UNITED ARAB EMIRATES 2.0%
5,530,524	Galaxy Pipeline Assets Bidco Ltd.	1.75%		09/30/2027	5,313,084

	Total Foreign Corporate Bonds (Cost $205,913,381)				196,106,832

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 20.1%

BRAZIL 1.9%
5,100,000	Brazilian Government International Bond	2.88%		06/06/2025	5,002,029

CHILE 0.3%
800,000	Chile Government International Bond	3.13%		01/21/2026	806,984

COLOMBIA 2.4%
400,000	Colombia Government International Bond	2.63%		03/15/2023	398,180
5,800,000	Colombia Government International Bond	4.50%		01/28/2026	5,801,189

					6,199,369

INDONESIA 2.6%
200,000	Indonesia Government International Bond	2.95%		01/11/2023	201,875
1,500,000	Perusahaan Penerbit SBSN Indonesia III	3.30%		11/21/2022	1,513,125
200,000	Perusahaan Penerbit SBSN Indonesia III	3.75%		03/01/2023	202,969
3,250,000	Perusahaan Penerbit SBSN Indonesia III	2.30%		06/23/2025	3,202,062
1,500,000	Perusahaan Penerbit SBSN Indonesia III	1.50%	(a)	06/09/2026	1,413,750
300,000	Perusahaan Penerbit SBSN Indonesia III	1.50%		06/09/2026	282,750

					6,816,531

MALAYSIA 2.0%
5,100,000	Malaysia Sovereign Sukuk BHD	3.04%		04/22/2025	5,115,300

PANAMA 2.4%
2,500,000	Panama Government International Bond	4.00%		09/22/2024	2,558,750
3,600,000	Panama Government International Bond	3.75%		03/16/2025	3,667,356

					6,226,106

100	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2022

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
PERU 2.3%
6,300,000	Peruvian Government International Bond	2.39%		01/23/2026	6,124,797

QATAR 1.8%
4,700,000	Qatar Government International Bond	3.25%		06/02/2026	4,796,594

SAUDI ARABIA 1.9%
2,500,000	Saudi Government International Bond	2.88%		03/04/2023	2,520,050
2,300,000	Saudi Government International Bond	3.25%		10/26/2026	2,357,346

					4,877,396

SOUTH AFRICA 1.5%
2,500,000	Republic of South Africa Government Bond	4.67%		01/17/2024	2,557,385
1,300,000	Republic of South Africa Government Bond	4.88%		04/14/2026	1,326,475

					3,883,860

UNITED ARAB EMIRATES 1.0%
1,500,000	Abu Dhabi Government International Bond	0.75%	(a)	09/02/2023	1,469,145
1,300,000	Abu Dhabi Government International Bond	2.50%	(a)	04/16/2025	1,294,852

					2,763,997

	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $54,704,787)				52,612,963

COMMON STOCKS 0.1%
21,248	Frontera Energy Corporation(c)				245,471

	Total Common Stocks (Cost $1,923,481)				245,471

WARRANTS 0.0%
87,695	OAS S.A., Expiration 5/16/2039, Strike Price BRL 1.00(c)(e)				—

	Total Warrants (Cost $—)				—

SHORT TERM INVESTMENTS 5.0%
4,308,455	First American Government Obligations Fund - Class U	0.20%	(d)		4,308,455
4,308,455	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.25%	(d)		4,308,455

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
4,308,456	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.23%	(d)		4,308,456

	Total Short Term Investments (Cost $12,925,366)				12,925,366

	Total Investments 100.3% (Cost $275,467,015)				261,890,632
	Liabilities in Excess of Other Assets (0.3)%				(776,791)

	NET ASSETS 100.0%				$261,113,841

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Foreign Corporate Bonds	75.1%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	20.1%
Short Term Investments	5.0%
Common Stocks	0.1%
Warrants	0.0%	(g)
Other Assets and Liabilities	(0.3)%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Banking	22.2%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	20.1%
Utilities	17.2%
Energy	11.3%
Telecommunications	7.6%
Transportation	6.4%
Short Term Investments	5.0%
Finance	2.7%
Building and Development (including Steel/Metals)	2.0%
Conglomerates	1.8%
Chemical Products	1.8%
Chemicals/Plastics	1.7%
Mining	0.3%
Consumer Products	0.2%
Construction	0.0%	(g)
Other Assets and Liabilities	(0.3)%

	100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
Korea	13.2%
Singapore	11.1%
Peru	10.6%
Colombia	8.6%
Chile	8.0%
Malaysia	5.9%
Brazil	5.4%
Panama	5.2%
Indonesia	5.1%
United States	5.0%
Saudi Arabia	4.0%
Qatar	3.6%
Hong Kong	3.1%
United Arab Emirates	3.0%
India	2.9%
Kuwait	1.8%
South Africa	1.5%
Mexico	1.0%
Guatemala	0.6%
Dominican Republic	0.3%

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2022	101

Schedule of Investments DoubleLine Low Duration Emerging Markets Fixed Income Fund (Cont.)

COUNTRY BREAKDOWN as a % of Net Assets: (Cont.)
Paraguay	0.2%
Jamaica	0.1%
Thailand	0.1%
Other Assets and Liabilities	(0.3)%

100.0%

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(b)	Perpetual maturity. The date disclosed is the next call date of the security.

(c)	Non-income producing security

(d)	Seven-day yield as of period end

(e)	Value determined using significant unobservable inputs.

(f)	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

(g)	Represents less than 0.05% of net assets

PIK

A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

BRL	Brazilian Real

102	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Long Duration Total Return Bond Fund	March 31, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE TICKMARK		MATURITY	VALUE $
NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 2.5%
1,500,000	Structured Adjustable Rate Mortgage Loan Trust, Series SNEX-1783-A	3.01%	(a)	04/01/2040	1,509,668

Total Non-Agency Commercial Mortgage Backed Obligations (Cost $1,509,375)					1,509,668

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 70.9%

	Federal Home Loan Mortgage Corporation,
1,834,822	Series 4057-ZB	3.50%		06/15/2042	1,843,824
1,880,578	Series 4057-ZC	3.50%		06/15/2042	1,882,871
1,306,258	Series 4194-ZL	3.00%	(b)	04/15/2043	1,292,535
400,035	Series 4204-QZ	3.00%		05/15/2043	378,177
2,042,515	Series 4206-LZ	3.50%	(b)	05/15/2043	2,095,862
2,804,415	Series 4390-NZ	3.00%	(b)	09/15/2044	2,749,039
2,387,021	Series 4440-ZD	2.50%	(b)	02/15/2045	2,264,161
1,061,513	Series 4460-KB	3.50%		03/15/2045	1,072,613
1,857,863	Series 5017-VZ	2.00%	(b)	09/25/2050	1,560,630

	Federal National Mortgage Association,
1,000,000	Pool AN7330	3.26%		12/01/2037	1,004,951
1,159,304	Pool AN7884	3.31%		12/01/2032	1,193,064
1,500,000	Pool BL2643	3.39%		07/01/2034	1,550,973
865,128	Pool BLT2761	3.95%		06/01/2049	911,442
1,260,000	Series 2012-128-UC	2.50%		11/25/2042	1,146,408
603,891	Series 2013-66-ZK	3.00%	(b)	07/25/2043	559,499
2,036,575	Series 2013-74-ZH	3.50%	(b)	07/25/2043	2,063,130
1,457,991	Series 2014-42-BZ	3.00%	(b)	07/25/2044	1,430,679
1,500,000	Series 2014-67-HD	3.00%		10/25/2044	1,487,895
496,667	Series 2014-68-TD	3.00%		11/25/2044	488,648
487,789	Series 2014-80-KL	2.00%		05/25/2043	399,340
3,573,088	Series 2015-16-ZY	2.50%	(b)	04/25/2045	3,363,888
1,007,797	Series 2016-64-SA (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.54%	(c)(f)	09/25/2046	170,683
281,623	Series 2018-21-PO	0.00%	(d)	04/25/2048	244,505
2,655,531	Series 2019-68-ZL	2.50%	(b)	11/25/2049	2,482,432
2,347,419	Series 2021-17-SB (-1 x Secured Overnight Financing Rate 30 Day Average + 3.30%, 3.30% Cap)	3.20%	(c)(f)	04/25/2051	177,567
1,883,671	Series 2021-28-HS (-1 x Secured Overnight Financing Rate 30 Day Average + 3.75%, 3.75% Cap)	3.65%	(c)(f)	05/25/2051	200,355
1,636,441	Series 2022-3-NZ	2.00%	(b)	02/25/2052	1,324,211

	Government National Mortgage Association,
317,814	Series 2013-180-LO	0.00%	(d)	11/16/2043	250,884
3,664,551	Series 2015-53-EZ	2.00%	(b)	04/16/2045	3,117,087
3,314,266	Series 2015-79-VZ	2.50%	(b)	05/20/2045	3,152,778
325,072	Series 2016-12-MZ	3.00%	(b)	01/20/2046	312,903
1,976,168	Series 2021-105-JS (-1 x Secured Overnight Financing Rate 30 Day Average + 3.65%, 3.65% Cap)	3.60%	(c)(f)	06/20/2051	180,629

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE TICKMARK		MATURITY	VALUE $
927,142	Series 2021-42-SB (-1 x 1 Month LIBOR USD + 6.35%, 6.35% Cap)	5.90%	(c)(f)	03/20/2051	196,213
1,937,285	Series 2021-89-SA (-1 x 1 Month LIBOR USD + 3.75%, 3.75% Cap)	3.30%	(c)(f)	05/20/2051	168,193

	Total US Government and Agency Mortgage Backed Obligations (Cost $43,601,805)				42,718,069

US GOVERNMENT AND AGENCY OBLIGATIONS 21.3%
2,000,000	United States Treasury Notes	1.75%		03/15/2025	1,957,812
7,500,000	United States Treasury Notes	1.88%		02/15/2032	7,203,516
3,800,000	United States Treasury Notes	2.25%		02/15/2052	3,645,625

	Total US Government and Agency Obligations (Cost $12,627,485)				12,806,953

SHORT TERM INVESTMENTS 6.0%
1,009,795	First American Government Obligations Fund - Class U	0.20%	(e)		1,009,795
1,009,795	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.25%	(e)		1,009,795
1,009,795	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.23%	(e)		1,009,795
600,000	United States Treasury Bills	0.00%		07/28/2022	598,526

	Total Short Term Investments (Cost $3,628,226)				3,627,911

	Total Investments 100.7% (Cost $61,366,891)				60,662,601
	Liabilities in Excess of Other Assets (0.7)%				(400,822)

	NET ASSETS 100.0%				$60,261,779

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government and Agency Mortgage Backed Obligations	70.9%
US Government and Agency Obligations	21.3%
Short Term Investments	6.0%
Non-Agency Commercial Mortgage Backed Obligations	2.5%
Other Assets and Liabilities	(0.7)%

100.0%

(a)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(b)

This security accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of period end.

(c)	Interest only security

(d)	Principal only security

(e)	Seven-day yield as of period end

(f)

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2022	103

Schedule of Investments DoubleLine Long Duration Total Return Bond Fund (Cont.)

Futures Contracts
Description	Long/Short	Contract Quantity	Expiration Date	Notional Amount(1)	Unrealized Appreciation (Depreciation)/ Value
10-Year US Treasury Ultra Note Future	Short	(163)	06/21/2022	(22,081,406)	$647,891
5-Year US Treasury Note Future	Short	(157)	06/30/2022	(18,005,938)	451,777
2-Year US Treasury Note Future	Short	(10)	06/30/2022	(2,119,219)	6,065
US Treasury Long Bond Future	Long	36	06/21/2022	5,402,250	(237,451)
US Treasury Ultra Long Bond Future	Long	187	06/21/2022	33,122,375	(750,896)

					$117,386

(1)	Notional Amount is determined based on the number of contracts multiplied by the contract size and the quoted daily settlement price in US dollars.

104	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Strategic Commodity Fund (Consolidated)	March 31, 2022

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SHORT TERM INVESTMENTS 93.7%
6,026,412	First American Government Obligations Fund - Class U	0.20%	(a)(b)		6,026,412
6,026,412	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.25%	(a)(b)		6,026,412
6,026,412	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.23%	(a)(b)		6,026,412
8,000,000	United States Treasury Bills	0.00%		04/21/2022	7,999,478
10,000,000	United States Treasury Bills	0.00%		05/19/2022	9,996,744
26,000,000	United States Treasury Bills	0.00%		06/16/2022	25,977,496
2,000,000	United States Treasury Bills	0.00%		07/14/2022	1,996,519
10,000,000	United States Treasury Bills	0.00%		09/08/2022	9,959,489

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
6,000,000	United States Treasury Bills	0.00%		10/06/2022	5,967,591
9,000,000	United States Treasury Bills	0.00%		12/01/2022	8,932,519
29,000,000	United States Treasury Bills	0.00%	(b)	12/29/2022	28,729,836
16,000,000	United States Treasury Bills	0.00%	(b)	01/26/2023	15,820,133
100,000,000	United States Treasury Bills	0.00%	(b)	02/23/2023	98,719,889

	Total Short Term Investments (Cost $232,932,025)				232,178,930

	Total Investments 93.7% (Cost $232,932,025)				232,178,930
	Other Assets in Excess of Liabilities 6.3%				15,526,121

	NET ASSETS 100.0%				$247,705,051

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Short Term Investments	93.7%
Other Assets and Liabilities	6.3%

100.0%

(a)	Seven-day yield as of period end

(b)	All or a portion of this security is owned by DoubleLine Strategic Commodity Ltd., which is a wholly-owned subsidiary of the DoubleLine Strategic Commodity Fund.

Swap Agreements

Excess Return Swaps
Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Unrealized Appreciation (Depreciation)/ Value
Commodity Beta Basket Swap(1)(2)	Canadian Imperial Bank of Commerce	Long	0.21%	Termination	04/01/2022	78,000,000	$5,483,678
Commodity Beta Basket Swap(1)(2)	Bank of America Merrill Lynch	Long	0.23%	Termination	04/01/2022	78,000,000	5,482,396
Commodity Beta Basket Swap(1)(2)	Barclays Capital, Inc.	Long	0.20%	Termination	04/01/2022	76,500,000	4,749,895

							$15,715,969

(1)	All or a portion of this security is owned by DoubleLine Strategic Commodity Ltd., which is a wholly-owned subsidiary of the DoubleLine Strategic Commodity Fund.

(2)

Commodity Beta Basket Swap represents a swap on a basket of commodity indices designed to approximate the broad commodity market. At March 31, 2022, all constituents and their weightings were as follows:

Index	Ticker	Contract Value(3)	Value of Index	Weightings
Soybean Future	S1	0.34	$141	18.9%
Electrolytic Copper Future	LP1	0.18	135	18.1%
Nickel Future	LN1	0.19	120	16.1%
Brent Crude Future	CO1	0.10	74	10.0%
Crude Oil Future	CL1	0.10	73	9.8%
Low Sulphur Gas Oil Future	QS1	0.13	45	6.0%
Gasoline RBOB Future	XB1	0.07	38	5.1%
Sugar No. 11 Future	SB1	0.21	34	4.6%
Live Cattle Future	LC1	0.18	32	4.2%
Cotton No. 2 Future	CT1	0.32	29	3.8%
NY Harbor ULSD Heating Oil Future	HO1	0.10	26	3.4%

			$747	100.0%

(3)

Contract value represents the number of units of the underlying constituent’s index in one unit of the custom basket index at creation. The contract value is calculated by multiplying each constituent’s weight by the starting price of the custom basket index and dividing by the starting price of the constituent’s index. The contract value will differ depending on the date the swap is initiated.

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2022	105

Schedule of Investments DoubleLine Global Bond Fund	March 31, 2022

PRINCIPAL AMOUNT $		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 59.1%

AUSTRALIA 3.1%
6,450,000	AUD	Australia Government Bond	2.75%		04/21/2024	4,917,431
1,300,000	AUD	Australia Government Bond	1.00%		12/21/2030	837,718
4,317,000	AUD	Australia Government Bond	1.50%		06/21/2031	2,888,000

						8,643,149

BELGIUM 4.5%
8,650,000	EUR	Kingdom of Belgium Government Bond	1.00%	(a)	06/22/2026	9,788,447
2,306,000	EUR	Kingdom of Belgium Government Bond	0.90%	(a)	06/22/2029	2,584,797

						12,373,244

CANADA 4.2%
10,780,000	CAD	Canadian Government Bond	1.50%		06/01/2023	8,573,713
3,880,000	CAD	Canadian Government Bond	0.25%		08/01/2023	3,030,015

						11,603,728

FRANCE 7.5%
2,860,000	EUR	France Government Bond	0.00%		11/25/2029	2,985,705
4,680,706	EUR	France Government Bond	0.70%	(a)	07/25/2030	6,402,182
2,100,000	EUR	French Republic Government Bond	0.25%		11/25/2026	2,294,841
1,545,000	EUR	French Republic Government Bond	1.00%		05/25/2027	1,746,442
6,300,000	EUR	French Republic Government Bond	1.50%		05/25/2031	7,372,551

						20,801,721

GERMANY 5.2%
8,530,000	EUR	Bundesrepublik Deutschland Bundesanleihe	0.00%		08/15/2030	9,083,499
4,850,000	EUR	Bundesrepublik Deutschland Bundesanleihe	0.00%		02/15/2031	5,145,346

						14,228,845

IRELAND 2.5%
2,320,000	EUR	Ireland Government Bond	1.00%		05/15/2026	2,623,952
680,000	EUR	Ireland Government Bond	0.90%		05/15/2028	761,065
3,060,000	EUR	Ireland Government Bond	1.10%		05/15/2029	3,461,773

						6,846,790

ISRAEL 1.5%
4,230,000	ILS	Israel Government Bond	4.25%		03/31/2023	1,372,995
8,570,000	ILS	Israel Government Bond	2.00%		03/31/2027	2,723,851

						4,096,846

JAPAN 15.5%
664,000,000	JPY	Japan Government Ten Year Bond	0.10%		12/20/2028	5,457,273
500,000,000	JPY	Japan Government Twenty Year Bond	1.90%		03/20/2031	4,734,519
246,900,000	JPY	Japan Government Twenty Year Bond	1.60%		03/20/2033	2,320,891
1,022,000,000	JPY	Japan Government Twenty Year Bond	1.50%		06/20/2034	9,570,335

PRINCIPAL AMOUNT $		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
995,000,000	JPY	Japan Government Twenty Year Bond	1.30%		06/20/2035	9,146,779
418,000,000	JPY	Japan Government Twenty Year Bond	0.50%		03/20/2038	3,422,641
338,000,000	JPY	Japan Government Twenty Year Bond	0.40%		06/20/2041	2,637,908
716,000,000	JPY	Japan Government Twenty Year Bond	0.50%		09/20/2041	5,683,438

						42,973,784

MEXICO 2.0%
586,800	MXN	Mexican Bonos	7.75%	(c)	05/29/2031	2,844,726
582,000	MXN	Mexican Bonos	8.00%	(c)	11/07/2047	2,792,196

						5,636,922

NEW ZEALAND 1.9%
8,900,000	NZD	New Zealand Government Bond	1.50%		05/15/2031	5,334,529

PORTUGAL 3.4%
170,000	EUR	Portugal Obrigacoes do Tesouro OT	2.88%	(a)	10/15/2025	203,884
4,820,000	EUR	Portugal Obrigacoes do Tesouro OT	1.95%	(a)	06/15/2029	5,648,915
3,420,000	EUR	Portugal Obrigacoes do Tesouro OT	0.48%	(a)	10/18/2030	3,562,950

						9,415,749

SOUTH AFRICA 1.4%
6,290,000	ZAR	Republic of South Africa Government Bond	8.00%		01/31/2030	393,305
56,090,000	ZAR	Republic of South Africa Government Bond	8.88%		02/28/2035	3,450,615

						3,843,920

SPAIN 4.4%
1,470,000	EUR	Spain Government Bond	1.30%	(a)	10/31/2026	1,668,395
9,890,000	EUR	Spain Government Bond	0.60%	(a)	10/31/2029	10,565,402

						12,233,797

UNITED KINGDOM 2.0%
4,550,000	GBP	United Kingdom Gilt	0.13%		01/31/2028	5,540,508

		Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $174,069,887)				163,573,532

US GOVERNMENT AND AGENCY OBLIGATIONS 33.1%

UNITED STATES 33.1%
3,830,000	USD	United States Treasury Notes	0.38%		10/31/2023	3,723,927
4,780,000	USD	United States Treasury Notes	0.50%		11/30/2023	4,646,776
4,790,000	USD	United States Treasury Notes	1.13%		01/15/2025	4,612,994
4,690,000	USD	United States Treasury Notes	1.50%		02/15/2025	4,559,193
6,330,000	USD	United States Treasury Notes	1.13%		10/31/2026	5,955,022
6,300,000	USD	United States Treasury Notes	1.25%		11/30/2026	5,961,498
5,820,000	USD	United States Treasury Notes	1.25%		12/31/2026	5,499,673
5,760,000	USD	United States Treasury Notes	1.50%		01/31/2027	5,505,300
6,350,000	USD	United States Treasury Notes	1.38%		10/31/2028	5,937,498
6,340,000	USD	United States Treasury Notes	1.50%		11/30/2028	5,972,850

106	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2022

PRINCIPAL AMOUNT $/ SHARES		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
6,370,000	USD	United States Treasury Notes	1.38%		12/31/2028	5,954,084
6,220,000	USD	United States Treasury Notes	1.75%		01/31/2029	5,957,108
6,310,000	USD	United States Treasury Notes	0.63%		08/15/2030	5,482,675
5,820,000	USD	United States Treasury Notes	1.63%		05/15/2031	5,481,030
6,020,000	USD	United States Treasury Notes	1.25%		08/15/2031	5,473,967
5,980,000	USD	United States Treasury Notes	1.38%		11/15/2031	5,488,519
5,640,000	USD	United States Treasury Notes	1.88%		02/15/2032	5,417,043

						91,629,157

		Total US Government and Agency Obligations (Cost $96,774,931)				91,629,157

SHORT TERM INVESTMENTS 5.5%
5,097,531		First American Government Obligations Fund - Class U	0.20%	(b)		5,097,531
5,097,531		JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.25%	(b)		5,097,531
5,097,531		Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.23%	(b)		5,097,531

		Total Short Term Investments (Cost $15,292,593)				15,292,593

		Total Investments 97.7% (Cost $286,137,411)				270,495,282
		Other Assets in Excess of Liabilities 2.3%				6,479,235

		NET ASSETS 100.0%				$276,974,517

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	59.1%
US Government and Agency Obligations	33.1%
Short Term Investments	5.5%
Other Assets and Liabilities	2.3%

100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
United States	38.6%
Japan	15.5%
France	7.5%
Germany	5.2%
Belgium	4.5%
Spain	4.4%
Canada	4.2%
Portugal	3.4%
Australia	3.1%
Ireland	2.5%
Mexico	2.0%
United Kingdom	2.0%
New Zealand	1.9%
Israel	1.5%
South Africa	1.4%
Other Assets and Liabilities	2.3%

100.0%

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(b)	Seven-day yield as of period end

(c)	Principal amount is stated in 100 Mexican Peso Units.

AUD	Australian Dollar

EUR	Euro

CAD	Canadian Dollar

ILS	Israeli Shekel

JPY	Japanese Yen

MXN	Mexican Peso

NZD	New Zealand Dollar

ZAR	South African Rand

GBP	British Pound

USD	US Dollar

Forward Currency Exchange Contracts
Settlement Date	Counterparty	Currency to be Delivered	Value	Currency to be Received	Value	Unrealized Appreciation (Depreciation)
04/08/2022	State Street Bank	6,481,013 USD	$6,481,013	5,855,000 EUR	$6,481,014	$1
04/08/2022	State Street Bank	5,855,000 EUR	6,481,014	6,437,165 USD	6,437,165	(43,849)

						$(43,848)

EUR	Euro

USD	US Dollar

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2022	107

Schedule of Investments DoubleLine Infrastructure Income Fund	March 31, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 51.3%

	AASET Ltd.,
933,814	Series 2018-1A-A	3.84%	(a)	01/16/2038	649,294

	Aligned Data Centers Issuer LLC,
7,500,000	Series 2021-1A-A2	1.94%	(a)	08/15/2046	6,917,390

	Blackbird Capital Aircraft Lease Securitization Ltd.,
4,621,661	Series 2016-1A-B	5.68%	(a)(d)	12/16/2041	3,923,323

	Business Jet Securities LLC,
3,927,759	Series 2021-1A-A	2.16%	(a)	04/15/2036	3,755,240

	CAL Funding IV Ltd.,
2,765,825	Series 2020-1A-A	2.22%	(a)	09/25/2045	2,576,902

	Castlelake Aircraft Securitization Trust,
1,586,837	Series 2016-1-A	4.45%		08/15/2041	1,509,612

	CLI Funding LLC,
1,681,000	Series 2020-1A-A	2.08%	(a)	09/18/2045	1,578,622
3,516,875	Series 2020-3A-A	2.07%	(a)	10/18/2045	3,272,493
6,243,167	Series 2021-1A-A	1.64%	(a)	02/18/2046	5,680,120

	Cologix Data Centers Issuer LLC,
2,250,000	Series 2021-1A-B	3.79%	(a)	12/26/2051	2,172,153

	DataBank Issuer,
8,000,000	Series 2021-1A-A2	2.06%	(a)	02/27/2051	7,447,624
2,100,000	Series 2021-1A-C	4.43%	(a)	02/27/2051	1,922,939
6,000,000	Series 2021-2A-A2	2.40%	(a)	10/25/2051	5,656,658

	Diamond Infrastructure Funding LLC,
2,500,000	Series 2021-1A-B	2.36%	(a)	04/15/2049	2,312,475

	Falcon Aerospace Ltd.,
4,398,825	Series 2017-1-A	4.58%	(a)	02/15/2042	4,269,050

	GAIA Aviation Ltd.,
3,165,377	Series 2019-1-A	3.97%	(a)(d)	12/15/2044	3,005,645

	Global SC Finance SRL,
1,408,721	Series 2020-2A-A	2.26%	(a)	11/19/2040	1,345,027

	Goodgreen Trust,
4,618,022	Series 2020-1A-A	2.63%	(a)	04/15/2055	4,350,509

	GoodLeap Sustainable Home Solutions Trust,
4,072,167	Series 2021-3CS-B	2.41%	(a)	05/20/2048	3,793,773

	Harbour Aircraft Investments Ltd.,
8,661,782	Series 2017-1-A	4.00%		11/15/2037	8,104,501

	Helios Issuer LLC,
2,406,331	Series 2020-AA-A	2.98%	(a)	06/20/2047	2,178,245

	HERO Funding Trust,
18,259	Series 2015-2A-A	3.99%	(a)	09/20/2040	18,311
517,066	Series 2016-3A-A2	3.91%	(a)	09/20/2042	515,748
1,274,030	Series 2016-4A-A2	4.29%	(a)	09/20/2047	1,275,712

	Horizon Aircraft Finance Ltd.,
4,772,226	Series 2019-1-A	3.72%	(a)	07/15/2039	4,285,588

	ITE Rail Fund Levered LP,
3,793,627	Series 2021-1A-A	2.25%	(a)	02/28/2051	3,504,252
4,100,273	Series 2021-3A-A	2.21%	(a)	06/28/2051	3,820,117

	JOL Air Ltd.,
4,077,001	Series 2019-1-A	3.97%	(a)	04/15/2044	3,781,336

	Kestrel Aircraft Funding Ltd.,
1,942,550	Series 2018-1A-A	4.25%	(a)	12/15/2038	1,773,146

	Loanpal Solar Loan Ltd.,
6,029,697	Series 2020-3GS-A	2.47%	(a)	12/20/2047	5,648,007

	Lunar Aircraft Ltd.,
934,479	Series 2020-1A-A	3.38%	(a)	02/15/2045	835,977

	Mosaic Solar Loan Trust,
4,074,799	Series 2017-1A-A	4.45%	(a)	06/20/2042	4,086,800
2,067,476	Series 2018-1A-A	4.01%	(a)	06/22/2043	2,072,461
3,075,028	Series 2019-2A-B	3.28%	(a)	09/20/2040	2,986,890
2,990,489	Series 2020-1A-A	2.10%	(a)	04/20/2046	2,831,782
4,008,575	Series 2020-2A-B	2.21%	(a)	08/20/2046	3,753,198

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
4,204,058	Series 2021-3A-B	1.92%	(a)	06/20/2052	3,867,731
3,000,000	Series 2022-1A-A	2.64%	(a)	01/20/2053	2,835,738
2,690,000	Series 2022-1A-B	3.16%	(a)	01/20/2053	2,544,726

	NP SPE LLC,
107,052	Series 2016-1A-A1	4.16%	(a)	04/20/2046	106,555
1,895,590	Series 2017-1A-A1	3.37%	(a)	10/21/2047	1,875,117
4,000,000	Series 2021-1A-A1	2.23%	(a)	03/19/2051	3,764,373

	Purewest Funding LLC,
5,316,420	Series 2021-1-A1	4.09%	(a)	12/22/2036	5,151,481

	Raptor Aircraft Finance LLC,
3,716,617	Series 2019-1-A	4.21%	(a)	08/23/2044	3,063,771

	Regional Ltd.,
4,833,742	Series 2021-1A-A	5.75%		04/15/2041	4,596,014
4,900,000	SBA Tower Trust	1.88%	(a)	01/15/2026	4,626,815

	Shenton Aircraft Investment Ltd.,
138,041	Series 2015-1A-A	4.75%	(a)	10/15/2042	124,007

	Signal Rail I LLC,
4,891,744	Series 2021-1-A	2.23%	(a)	08/17/2051	4,543,521

	Sprite Ltd.,
23,523	Series 2017-1-A	4.25%	(a)	12/15/2037	22,281
3,878,800	Series 2021-1-A	3.75%	(a)	11/15/2046	3,599,728

	Stack Infrastructure Issuer LLC,
3,828,208	Series 2019-1A-A2	4.54%	(a)	02/25/2044	3,848,462
4,500,000	Series 2019-2A-A2	3.08%	(a)	10/25/2044	4,428,613

	Start Ltd.,
1,294,795	Series 2018-1-A	4.09%	(a)	05/15/2043	1,199,042

	Sunnova Helios Issuer LLC,
2,602,509	Series 2018-1A-A	4.87%	(a)	07/20/2048	2,608,542
4,488,773	Series 2021-A-A	1.80%	(a)	02/20/2048	4,189,488
2,810,703	Series 2021-B-B	2.01%	(a)	07/20/2048	2,627,290

	Sunnova Sol Issuer LLC,
7,683,053	Series 2020-2A-A	2.73%	(a)	11/01/2055	7,220,287

	Sunrun Demeter Issuer LLC,
5,955,927	Series 2021-2A-A	2.27%	(a)	01/30/2057	5,438,465

	TAL Advantage VII LLC,
3,370,000	Series 2020-1A-A	2.05%	(a)	09/20/2045	3,163,893

	Textainer Marine Containers Ltd.,
2,511,310	Series 2020-1A-A	2.73%	(a)	08/21/2045	2,436,991
2,573,084	Series 2020-2A-A	2.10%	(a)	09/20/2045	2,423,912
5,982,333	Series 2021-1A-A	1.68%	(a)	02/20/2046	5,426,199
3,813,333	Series 2021-3A-A	1.94%	(a)	08/20/2046	3,467,889

	Thunderbolt Aircraft Lease Ltd.,
5,101,202	Series 2017-A-A	4.21%	(a)(d)	05/17/2032	4,537,468
1,292,479	Series 2017-A-B	5.75%	(a)(d)	05/17/2032	1,097,982
1,646,567	Series 2018-A-A	4.15%	(a)(d)	09/15/2038	1,474,133
2,678,571	Series 2018-A-B	5.07%	(a)(d)	09/15/2038	2,289,482

	Trinity Rail Leasing LLC,
3,417,165	Series 2010-1A-A	5.19%	(a)	10/16/2040	3,408,302
1,454,563	Series 2020-1A-A	1.96%	(a)	10/17/2050	1,360,079
2,432,918	Series 2021-1A-A	2.26%	(a)	07/19/2051	2,241,984

	TRIP Rail Master Funding LLC,
9,742,452	Series 2021-2-A	2.15%	(a)	06/19/2051	9,025,204

	Triton Container Finance LLC,
8,725,000	Series 2020-1A-A	2.11%	(a)	09/20/2045	8,060,548
6,405,000	Series 2021-1A-A	1.86%	(a)	03/20/2046	5,809,132

	Vantage Data Centers LLC,
5,500,000	Series 2020-2A-A2	1.99%	(a)	09/15/2045	5,040,865

	Vault DI Issuer LLC,
5,000,000	Series 2021-1A-A2	2.80%	(a)	07/15/2046	4,664,314

	Vivint Solar Financing LLC,
4,709,280	Series 2018-1A-A	4.73%	(a)	04/30/2048	4,740,213

	Wave Trust,
2,631,605	Series 2017-1A-A	3.84%	(a)	11/15/2042	2,500,388

108	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Zephyrus Capital Aviation Partners Ltd.,
6,313,213	Series 2018-1-A	4.61%	(a)	10/15/2038	5,919,256

	Total Asset Backed Obligations (Cost $286,618,224)				268,981,201

FOREIGN CORPORATE BONDS 12.0%
3,650,000	Adani Ports & Special Economic Zone Ltd.	4.00%	(a)	07/30/2027	3,544,728
10,500,000	APT Pipelines Ltd.	4.25%	(a)	07/15/2027	10,790,120
2,000,000	Emirates SembCorp Water & Power Company PJSC	4.45%	(a)	08/01/2035	2,040,440
2,242,512	Energia Eolica S.A.	6.00%	(c)	08/30/2034	2,298,575
2,755,613	Fermaca Enterprises S. de R.L. de C.V.	6.38%	(a)	03/30/2038	2,648,833
1,501,277	Fermaca Enterprises S. de R.L. de C.V.	6.38%		03/30/2038	1,443,103
4,412,000	GNL Quintero S.A.	4.63%		07/31/2029	4,467,326
1,497,628	Interoceanica Finance Ltd.	0.00%	(a)	11/30/2025	1,415,259
3,444,549	Interoceanica Finance Ltd.	0.00%		11/30/2025	3,255,099
3,640,000	Israel Electric Corporation Ltd.	5.00%	(a)	11/12/2024	3,782,834
3,208,887	Lima Metro Finance Ltd.	5.88%	(a)	07/05/2034	3,447,757
172,786	Lima Metro Finance Ltd.	5.88%		07/05/2034	185,648
601,515	Panama Metro Line SP	0.00%	(a)	12/05/2022	593,821
4,216,000	Sydney Airport Finance Company Pty Ltd.	3.38%	(a)	04/30/2025	4,195,809
2,440,000	Sydney Airport Finance Company Pty Ltd.	3.63%	(a)	04/28/2026	2,451,777
8,299,000	TransCanada PipeLines Ltd.	4.25%		05/15/2028	8,634,704
840,000	Transelec S.A.	4.63%	(a)	07/26/2023	857,237
500,000	Transelec S.A.	4.25%	(a)	01/14/2025	510,807
6,000,000	Transelec S.A.	3.88%	(a)	01/12/2029	6,114,660

	Total Foreign Corporate Bonds (Cost $62,692,188)				62,678,537

US CORPORATE BONDS 31.6%
2,356,070	American Airlines, Inc.	3.85%		02/15/2028	2,146,533
1,929,160	American Airlines, Inc.	3.25%		10/15/2028	1,724,841
11,200,000	American Tower Corporation	4.40%		02/15/2026	11,509,435
700,000	American Tower Corporation	3.38%		10/15/2026	691,733
11,015,000	AT&T, Inc.	4.30%		12/15/2042	11,145,516
1,157,000	Crown Castle International Corporation	3.70%		06/15/2026	1,165,901
5,716,000	Crown Castle International Corporation	3.65%		09/01/2027	5,684,249
3,500,000	Crown Castle International Corporation	2.25%		01/15/2031	3,090,123
9,000,000	Digital Realty Trust	3.70%		08/15/2027	9,070,679
10,250,000	Dominion Energy, Inc.	3.38%		04/01/2030	10,125,187
8,655,000	Duquesne Light Holdings, Inc.	3.62%	(a)	08/01/2027	8,555,344
10,250,000	Energy Transfer LP	3.90%		07/15/2026	10,319,346

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
11,450,000	Equinix, Inc.	2.15%		07/15/2030	10,035,743
7,688,000	Exelon Corporation	4.05%		04/15/2030	7,946,600
2,250,000	FirstEnergy Corporation	2.25%		09/01/2030	1,995,536
6,873,000	Metropolitan Edison Company	4.00%	(a)	04/15/2025	6,845,843
6,000,000	MPLX LP	4.00%		03/15/2028	6,115,249
10,000,000	NextEra Energy Capital Holdings, Inc.	2.25%		06/01/2030	9,166,735
9,900,000	NiSource, Inc.	3.60%		05/01/2030	9,833,048
10,000,000	Southern Company	3.70%		04/30/2030	10,042,460
10,000,000	T-Mobile USA, Inc.	3.88%		04/15/2030	10,052,622
5,259,259	United Airlines Pass-Through Trust	3.65%		10/07/2025	4,949,879
1,662,583	United Airlines Pass-Through Trust	3.65%		01/07/2026	1,562,880
1,750,000	United Airlines, Inc.	4.38%	(a)	04/15/2026	1,723,750
10,000,000	Verizon Communications, Inc.	3.15%		03/22/2030	9,847,533

	Total US Corporate Bonds (Cost $172,120,151)				165,346,765

SHORT TERM INVESTMENTS 4.9%
8,470,989	First American Government Obligations Fund - Class U	0.20%	(b)		8,470,989
8,470,990	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.25%	(b)		8,470,990
8,470,989	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.23%	(b)		8,470,989

	Total Short Term Investments (Cost $25,412,968)				25,412,968

	Total Investments 99.8% (Cost $546,843,531)				522,419,471
	Other Assets in Excess of Liabilities 0.2%				1,263,789

	NET ASSETS 100.0%				$523,683,260

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Asset Backed Obligations	51.3%
US Corporate Bonds	31.6%
Foreign Corporate Bonds	12.0%
Short Term Investments	4.9%
Other Assets and Liabilities	0.2%

100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Asset Backed Obligations	51.3%
Utilities	13.5%
Telecommunications	10.2%
Energy	8.7%

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2022	109

Schedule of Investments DoubleLine Infrastructure Income Fund (Cont.)

INVESTMENT BREAKDOWN as a % of Net Assets: (Cont.)
Transportation	5.3%
Short Term Investments	4.9%
Aerospace & Defense	2.3%
Technology	1.9%
Real Estate	1.7%
Other Assets and Liabilities	0.2%

100.0%

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(b)	Seven-day yield as of period end

(c)	Value determined using significant unobservable inputs.

(d)

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of period end.

110	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Ultra Short Bond Fund	March 31, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 28.0%
250,000	ANZ New Zealand International Ltd. (Secured Overnight Financing Rate + 0.60%)	0.81%	(a)	02/18/2025	249,703
500,000	Barclays PLC (3 Month LIBOR USD + 1.38%)	1.84%		05/16/2024	502,506
500,000	BMW US Capital LLC (Secured Overnight Financing Rate + 0.38%)	0.57%	(a)	08/12/2024	497,695
500,000	BOC Aviation Ltd. (3 Month LIBOR USD + 1.13%)	2.09%	(a)	09/26/2023	500,589
500,000	Daimler Finance North America LLC	2.55%	(a)	08/15/2022	501,827
500,000	HSBC Holdings PLC (Secured Overnight Financing Rate + 1.43%)	1.68%		03/10/2026	501,523
500,000	Macquarie Group Ltd. (Secured Overnight Financing Rate + 0.71%)	0.83%	(a)	10/14/2025	496,684
500,000	Saudi Arabian Oil Company	2.75%	(a)	04/16/2022	500,240
500,000	Volkswagen Group of America Finance LLC	2.70%	(a)	09/26/2022	502,159

	Total Foreign Corporate Bonds (Cost $4,267,312)				4,252,926

US CORPORATE BONDS 32.9%
500,000	Amazon.com, Inc.	2.40%		02/22/2023	503,398
500,000	American Express Company (Secured Overnight Financing Rate + 0.93%)	1.17%		03/04/2025	504,451
500,000	Athene Global Funding (Secured Overnight Financing Rate + 0.70%)	0.92%	(a)	05/24/2024	494,214
500,000	Bank of America Corporation (Secured Overnight Financing Rate + 0.66%)	0.83%		02/04/2025	497,892
500,000	Citigroup, Inc. (3 Month LIBOR USD + 1.43%)	1.95%		09/01/2023	501,816
500,000	GA Global Funding Trust (Secured Overnight Financing Rate + 0.50%)	0.76%	(a)	09/13/2024	494,217
500,000	Goldman Sachs Group, Inc. (Secured Overnight Financing Rate + 0.49%)	0.62%		10/21/2024	491,866
500,000	KeyBank NA (Secured Overnight Financing Rate + 0.32%)	0.60%		06/14/2024	496,640
500,000	Southern California Edison Company (Secured Overnight Financing Rate + 0.83%)	1.11%		04/01/2024	499,949
500,000	Verizon Communications, Inc. (3 Month LIBOR USD + 1.10%)	1.61%		05/15/2025	506,734

	Total US Corporate Bonds (Cost $5,017,450)				4,991,177

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SHORT TERM INVESTMENTS 42.2%

COMMERCIAL PAPER 36.0%
500,000	Coca Cola Company	0.00%	(a)	08/01/2022	498,452
500,000	Commonwealth Bank of Australia	0.00%	(a)	08/02/2022	498,205
500,000	Emerson Electric Company	0.00%	(a)	08/01/2022	498,368
500,000	JP Morgan Securities LLC	0.00%	(a)	07/15/2022	498,457
500,000	Louis Vuitton Moet Hennessy	0.00%	(a)	05/23/2022	499,585
500,000	National Bank of Canada	0.00%	(a)	08/10/2022	497,952
500,000	Pacific Life Short Term Funding	0.00%	(a)	11/15/2022	494,892
500,000	Siemens Capital Corporation LLC	0.00%	(a)	09/01/2022	497,765
500,000	Toronto-Dominion Bank	0.00%	(a)	11/15/2022	494,854
500,000	Toyota Credit Corporation	0.00%		11/22/2022	495,087
500,000	Westpac Banking Corporation	0.00%	(a)	11/02/2022	495,269

					5,468,886

MONEY MARKET FUNDS 6.2%
311,504	First American Government Obligations Fund - Class U	0.20%	(b)		311,504
311,503	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.25%	(b)		311,503
311,503	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.23%	(b)		311,503

					934,510

	Total Short Term Investments (Cost $6,419,162)				6,403,396

	Total Investments 103.1% (Cost $15,703,924)				15,647,499
	Liabilities in Excess of Other Assets (3.1)%				(477,568)

	NET ASSETS 100.0%				$15,169,931

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Commercial Paper	36.0%
US Corporate Bonds	32.9%
Foreign Corporate Bonds	28.0%
Short Term Investments	6.2%
Other Assets and Liabilities	(3.1)%

100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Banking	44.3%
Automotive	13.1%
Diversified Manufacturing	6.6%
Finance	6.6%
Insurance	6.5%
Short Term Investments	6.2%
Telecommunications	3.3%
Retailers (other than Food/Drug)	3.3%

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2022	111

Schedule of Investments DoubleLine Ultra Short Bond Fund (Cont.)

INVESTMENT BREAKDOWN as a % of Net Assets: (Cont.)
Energy	3.3%
Utilities	3.3%
Consumer Products	3.3%
Food Products	3.3%
Other Assets and Liabilities	(3.1)%

100.0%

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(b)	Seven-day yield as of period end

112	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Shiller Enhanced International CAPE®	March 31, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 2.2%

	CPS Auto Receivables Trust,
414,138	Series 2017-C-E	5.72%	(a)	09/16/2024	415,921
500,000	Series 2018-C-E	6.07%	(a)	09/15/2025	510,943

	National Collegiate Student Loan Trust,
774,103	Series 2006-1-A5 (1 Month LIBOR USD + 0.35%)	0.81%		03/25/2033	750,023

	Navient Private Education Loan Trust,
500,000	Series 2018-A-B	3.68%	(a)	02/18/2042	503,082

	Total Asset Backed Obligations (Cost $2,193,534)				2,179,969

COLLATERALIZED LOAN OBLIGATIONS 17.3%

	Allegro Ltd.,
500,000	Series 2019-1A-AR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.40%	(a)	07/20/2032	497,647

	Bain Capital Credit Ltd.,
500,000	Series 2019-1A-AR (3 Month LIBOR USD + 1.13%)	1.38%	(a)	04/19/2034	493,674

	Battalion Ltd.,
500,000	Series 2017-11A-AR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.41%	(a)	04/24/2034	494,247

	Birch Grove Ltd.,
500,000	Series 2021-2A-A1 (3 Month LIBOR USD + 1.26%, 1.26% Floor)	1.51%	(a)	10/19/2034	500,529

	Bridge Street Ltd.,
500,000	Series 2021-1A-A1A (3 Month LIBOR USD + 1.23%, 1.23% Floor)	1.48%	(a)	07/20/2034	493,058

	CarVal Ltd.,
1,000,000	Series 2021-1A-A1A (3 Month LIBOR USD + 1.18%, 1.18% Floor)	1.43%	(a)	07/20/2034	991,894

	Cathedral Lake Ltd.,
1,000,000	Series 2021-8A-A1 (3 Month LIBOR USD + 1.22%, 1.22% Floor)	1.32%	(a)	01/20/2035	991,673

	CBAM Ltd.,
500,000	Series 2017-2A-AR (3 Month LIBOR USD + 1.19%, 1.19% Floor)	1.43%	(a)	07/17/2034	495,625

	CFIP Ltd.,
500,000	Series 2021-1A-A (3 Month LIBOR USD + 1.22%, 1.22% Floor)	1.33%	(a)	01/20/2035	495,784

	Elmwood Ltd.,
500,000	Series 2020-1A-A (3 Month LIBOR USD + 1.24%, 1.24% Floor)	1.48%	(a)	04/15/2033	496,746

	Gener8 Maritime, Inc.,
1,000,000	Series 6A-A1R (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.45%	(a)	01/22/2035	989,099

	Greywolf Ltd.,
500,000	Series 2018-2A-A1 (3 Month LIBOR USD + 1.18%, 1.18% Floor)	1.43%	(a)	10/20/2031	497,500

	Gulf Stream Meridian Ltd.,
500,000	Series 2021-4A-A1 (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.44%	(a)	07/15/2034	494,666

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Halsey Point Ltd.,
1,000,000	Series 2021-5A-A1A (3 Month LIBOR USD + 1.21%, 1.21% Floor)	1.47%	(a)	01/30/2035	995,500

	Highbridge Loan Management Ltd.,
500,000	Series 3A-2014-CR (3 Month LIBOR USD + 3.60%)	3.84%	(a)	07/18/2029	492,133

	MKS Ltd.,
500,000	Series 2017-1A-AR (3 Month LIBOR USD + 1.00%, 1.00% Floor)	1.25%	(a)	07/20/2030	500,249

	Palmer Square Loan Funding Ltd.,
500,000	Series 2021-2A-A (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.39%	(a)	07/15/2034	494,228

	Rad Ltd.,
1,500,000	Series 2019-6A-A1 (3 Month LIBOR USD + 1.38%, 1.38% Floor)	1.63%	(a)	01/20/2033	1,492,608

	RR Ltd.,
500,000	Series 2021-14A-A1 (3 Month LIBOR USD + 1.12%, 1.12% Floor)	1.36%	(a)	04/15/2036	496,120

	Shackleton Ltd.,
500,000	Series 2015-7RA-AR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.39%	(a)	07/15/2031	498,180

	Sound Point Ltd.,
500,000	Series 2019-2A-AR (3 Month LIBOR USD + 1.17%, 1.17% Floor)	1.41%	(a)	07/15/2034	496,108
1,000,000	Series 2020-1A-AR (3 Month LIBOR USD + 1.17%, 1.17% Floor)	1.42%	(a)	07/20/2034	990,068

	Venture Ltd.,
500,000	Series 2017-29A-AR (3 Month LIBOR USD + 0.99%, 0.99% Floor)	1.50%	(a)	09/07/2030	499,815

	Wellfleet Ltd.,
1,000,000	Series 2019-XA-A1R (3 Month LIBOR USD + 1.17%)	1.42%	(a)	07/20/2032	993,340
1,000,000	Series 2020-2A-AR (3 Month LIBOR USD + 1.22%, 1.22% Floor)	1.46%	(a)	07/15/2034	997,368

	Wind River Ltd.,
500,000	Series 2014-2A-AR (3 Month LIBOR USD + 1.14%, 1.14% Floor)	1.38%	(a)	01/15/2031	496,812

	Total Collateralized Loan Obligations (Cost $17,510,113)				17,374,671

FOREIGN CORPORATE BONDS 6.3%
155,000	Avolon Holdings Funding Ltd.	5.13%	(a)	10/01/2023	157,814
200,000	Banco Bradesco S.A.	3.20%		01/27/2025	198,401
150,000	Banco Continental SAECA	2.75%	(a)	12/10/2025	137,279

100,000	Banco de Credito del Peru (5 Year CMT Rate + 3.00%)	3.13%		07/01/2030	94,242
150,000	Banco Internacional del Peru S.A.A. Interbank (1 Year CMT Rate + 3.71%)	4.00%		07/08/2030	144,364

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2022	113

Schedule of Investments DoubleLine Shiller Enhanced International CAPE® (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

200,000	Bancolombia S.A. (5 Year CMT Rate + 2.93%)	4.88%		10/18/2027	199,090
155,000	Bank of Montreal (Secured Overnight Financing Rate + 0.71%)	0.96%		03/08/2024	155,221
85,000	Bank of Nova Scotia	0.65%		07/31/2024	80,912
50,000	BAT Capital Corporation	2.79%		09/06/2024	49,385
120,000	BAT International Finance PLC	1.67%		03/25/2026	110,264
170,000	Canadian Pacific Railway Company	1.35%		12/02/2024	163,157
200,000	Corporacion Financiera de Desarrollo S.A.	5.25%		07/15/2029	197,384
200,000	DBS Group Holdings Ltd. (5 Year CMT Rate + 1.10%)	1.82%		03/10/2031	186,966
100,000	Ecopetrol S.A.	5.88%		09/18/2023	102,677
30,000	Ecopetrol S.A.	4.13%		01/16/2025	29,588
130,400	Empresa Electrica Angamos S.A.	4.88%		05/25/2029	124,135
178,404	Galaxy Pipeline Assets Bidco Ltd.	1.75%		09/30/2027	171,390
120,000	Glencore Funding LLC	4.13%	(a)	05/30/2023	122,131
10,000	Glencore Funding LLC	4.13%	(a)	03/12/2024	10,142
30,000	Glencore Funding LLC	4.00%	(a)	04/16/2025	30,195
176,480	GNL Quintero S.A.	4.63%		07/31/2029	178,693
200,000	HPHT Finance Ltd.	2.88%		11/05/2024	197,970
200,000	Inkia Energy Ltd.	5.88%		11/09/2027	193,401
200,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.45%)	3.88%		04/15/2031	189,826
200,000	Korea East-West Power Company Ltd.	1.75%	(a)	05/06/2025	191,794
45,000	Macquarie Bank Ltd.	2.10%	(a)	10/17/2022	45,021
120,000	Macquarie Group Ltd. (3 Month LIBOR USD + 1.33%)	4.15%	(a)	03/27/2024	121,401
200,000	MEGlobal Canada ULC	5.00%		05/18/2025	206,644
200,000	Mercury Chile Holdco LLC	6.50%	(a)	01/24/2027	191,683
180,000	Millicom International Cellular S.A.	5.13%		01/15/2028	179,604
200,000	Minejesa Capital B.V.	4.63%		08/10/2030	190,500
200,000	Pertamina Persero PT	4.30%		05/20/2023	203,046
50,000	Petrobras Global Finance B.V.	6.25%		03/17/2024	52,484
200,000	Petronas Capital Ltd.	3.50%		03/18/2025	201,984
200,000	Qatar Petroleum	1.38%		09/12/2026	186,961
250,000	Reliance Holdings, Inc.	4.13%		01/28/2025	253,503
200,000	Sable International Finance Ltd.	5.75%		09/07/2027	201,645
200,000	Saudi Arabian Oil Company	2.88%		04/16/2024	199,658
200,000	TNB Global Ventures Capital BHD	3.24%		10/19/2026	197,985

170,000	Toronto-Dominion Bank	0.70%		09/10/2024	161,485
200,000	United Overseas Bank Ltd. (5 Year CMT Rate + 1.52%)	1.75%		03/16/2031	186,435

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

176,000	VTR Comunicaciones SpA	5.13%		01/15/2028	167,989

	Total Foreign Corporate Bonds (Cost $6,625,405)				6,364,449

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 0.8%
200,000	Colombia Government International Bond	4.50%		01/28/2026	200,041
200,000	Panama Government International Bond	3.75%		03/16/2025	203,742
200,000	Qatar Government International Bond	3.25%		06/02/2026	204,110
200,000	Republic of South Africa Government Bond	4.88%		04/14/2026	204,073

	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $848,519)				811,966

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 12.8%

	3650R Commercial Mortgage Trust,
2,400,000	Series 2021-PF1-XD	1.11%	(a)(b)(c)	11/15/2054	204,928

	Alen Mortgage Trust,
100,000	Series 2021-ACEN-D (1 Month LIBOR USD + 3.10%, 3.10% Floor)	3.50%	(a)	04/15/2034	98,026

	Arbor Multifamily Mortgage Securities Trust,
1,636,939	Series 2021-MF2-XA	1.12%	(a)(b)(c)	06/15/2054	129,882

	Arbor Realty Ltd.,
130,000	Series 2021-FL1-D (1 Month LIBOR USD + 2.95%, 2.95% Floor)	3.35%	(a)	12/15/2035	128,583

	AREIT Trust,
231,000	Series 2019-CRE3-D (Secured Overnight Financing Rate 30 Day Average + 2.76%, 2.65% Floor)	2.81%	(a)	09/14/2036	226,839

	Atrium Hotel Portfolio Trust,
251,000	Series 2017-ATRM-E (1 Month LIBOR USD + 3.05%, 3.05% Floor)	3.45%	(a)	12/15/2036	236,749
115,000	Series 2018-ATRM-E (1 Month LIBOR USD + 3.40%, 3.40% Floor)	3.80%	(a)	06/15/2035	109,642

	BANK,
2,771,456	Series 2021-BN36-XA	0.92%	(b)(c)	09/15/2064	160,012

	BBCMS Mortgage Trust,
1,819,000	Series 2021-C10-XB	1.02%	(b)(c)	07/15/2054	144,777
1,132,000	Series 2021-C10-XD	1.70%	(a)(b)(c)	07/15/2054	146,751

	BB-UBS Trust,
3,844,000	Series 2012-SHOW-XB	0.14%	(a)(b)(c)	11/05/2036	17,773

	Benchmark Mortgage Trust,
6,254,414	Series 2018-B2-XA	0.40%	(b)(c)	02/15/2051	102,704

	Benchmark Mortgage Trust,
5,783,000	Series 2020-IG1-XA	0.51%	(b)(c)	09/15/2043	185,328
2,271,000	Series 2021-B26-XB	0.64%	(a)(b)(c)	06/15/2054	108,352
2,196,483	Series 2021-B27-XA	1.27%	(b)(c)	07/15/2054	189,055
1,813,478	Series 2021-B28-XA	1.29%	(b)(c)	08/15/2054	158,233

	BSREP Commercial Mortgage Trust,
181,000	Series 2021-DC-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.30%	(a)	08/15/2038	176,015

114	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	BX Trust,
140,233	Series 2018-EXCL-C (1 Month LIBOR USD + 1.98%, 1.98% Floor)	2.37%	(a)	09/15/2037	134,111
163,000	Series 2019-IMC-F (1 Month LIBOR USD + 2.90%, 2.90% Floor)	3.30%	(a)	04/15/2034	159,200
217,000	Series 2021-RISE-D (1 Month LIBOR USD + 1.75%, 1.75% Floor)	2.15%	(a)	11/15/2036	211,809
100,000	Series 2021-VIEW-D (1 Month LIBOR USD + 2.90%, 2.90% Floor)	3.30%	(a)	06/15/2023	98,158
100,000	Series 2021-VIEW-E (1 Month LIBOR USD + 3.60%, 3.60% Floor)	4.00%	(a)	06/15/2023	96,860

	CD Commercial Mortgage Trust,
250,000	Series 2017-CD6-C	4.26%	(b)	11/13/2050	243,850

	CFCRE Commercial Mortgage Trust,
3,545,000	Series 2018-TAN-X	1.63%	(a)(b)(c)	02/15/2033	30,419

	CHCP Ltd.,
100,000	Series 2021-FL1-C (Secured Overnight Financing Rate 30 Day Average + 2.21%, 2.10% Floor)	2.26%	(a)	02/15/2038	97,984
2,699,127	Series 2014-GC19-XA	1.12%	(b)(c)	03/10/2047	44,699

	Citigroup Commercial Mortgage Trust,
2,776,652	Series 2016-C1-XA	1.83%	(b)(c)	05/10/2049	169,907
268,000	Series 2018-TBR-E (1 Month LIBOR USD + 2.80%, 2.80% Floor)	3.20%	(a)	12/15/2036	261,757
255,000	Series 2018-TBR-F (1 Month LIBOR USD + 3.65%, 3.65% Floor)	4.05%	(a)	12/15/2036	247,316

	Commercial Mortgage Pass-Through Certificates,
100,000	Series 2015-CR25-C	4.53%	(b)	08/10/2048	98,060
6,186,000	Series 2015-CR27-XA	0.91%	(b)(c)	10/10/2048	167,849
5,899,257	Series 2015-LC21-XD	1.08%	(a)(b)(c)	07/10/2048	191,441
225,000	Series 2016-COR1-C	4.33%	(b)	10/10/2049	221,480

	Commercial Mortgage Pass-Through Trust,
111,000	Series 2013-LC13-B	5.01%	(a)(b)	08/10/2046	112,511
179,000	Series 2013-LC13-C	5.26%	(a)(b)	08/10/2046	180,577
186,000	Series 2015-DC1-C	4.33%	(b)	02/10/2048	178,317

	Credit Suisse Mortgage Capital Certificates,
100,000	Series 2019-ICE4-F (1 Month LIBOR USD + 2.65%, 2.65% Floor)	3.05%	(a)	05/15/2036	97,915

	CSAIL Commercial Mortgage Trust,
183,000	Series 2015-C4-B	4.31%	(b)	11/15/2048	183,836
150,000	Series 2016-C5-C	4.65%	(b)	11/15/2048	147,419
179,000	Series 2016-C7-B	4.33%	(b)	11/15/2049	175,732

	CSMC Mortgage-Backed Trust,
164,000	Series 2017-TIME-A	3.65%	(a)	11/13/2039	154,209

	CSMC Trust,
136,000	Series 2020-NET-D	3.71%	(a)(b)	08/15/2037	129,782

	DBGS Mortgage Trust,
215,000	Series 2018-5BP-D (1 Month LIBOR USD + 1.50%, 1.35% Floor)	1.90%	(a)	06/15/2033	211,022
91,376	Series 2018-BIOD-F (1 Month LIBOR USD + 2.00%, 2.00% Floor)	2.31%	(a)	05/15/2035	89,298

	DBJPM Mortgage Trust,
165,000	Series 2016-C1-B	4.20%	(b)	05/10/2049	162,813
170,000	Series 2016-C3-B	3.26%		08/10/2049	160,402

	Extended Stay America Trust,
163,991	Series 2021-ESH-D (1 Month LIBOR USD + 2.25%, 2.25% Floor)	2.65%	(a)	07/15/2038	161,925

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	GS Mortgage Securities Corporation Trust,
186,000	Series 2020-UPTN-F	3.25%	(a)(b)	02/10/2037	171,209

	GS Mortgage Securities Trust,
4,347,921	Series 2016-GS4-XA	0.57%	(b)(c)	11/10/2049	96,293

	HPLY Trust,
183,273	Series 2019-HIT-D (1 Month LIBOR USD + 2.00%, 2.00% Floor)	2.40%	(a)	11/15/2036	179,133

	JP Morgan Chase Commercial Mortgage Securities Trust,
100,000	Series 2013-C13-C	4.08%	(b)	01/15/2046	100,311
300,000	Series 2018-BCON-E	3.76%	(a)(b)	01/05/2031	297,170
300,000	Series 2018-WPT-FFX	5.54%	(a)(b)	07/05/2033	296,437

	JPMBB Commercial Mortgage Securities Trust,
250,000	Series 2014-C23-D	3.98%	(a)(b)	09/15/2047	232,462
200,000	Series 2015-C27-C	4.30%	(b)	02/15/2048	192,000
100,000	Series 2015-C28-B	3.99%		10/15/2048	97,643

	LCCM,
125,000	Series 2021-FL3-AS (1 Month LIBOR USD + 1.80%, 1.80% Floor)	2.20%	(a)	11/15/2038	123,566
125,000	Series 2021-FL3-B (1 Month LIBOR USD + 2.20%, 2.20% Floor)	2.60%	(a)	11/15/2038	123,254

	MF1 Ltd.,
150,000	Series 2021-FL6-C (1 Month LIBOR USD + 1.85%, 1.85% Floor)	2.32%	(a)	07/16/2036	147,599

	MFT Trust,
186,000	Series 2020-ABC-D	3.48%	(a)(b)	02/10/2042	155,687

	Morgan Stanley Bank of America Merrill Lynch Trust,
250,000	Series 2014-C17-B	4.46%	(b)	08/15/2047	250,838
4,953,748	Series 2017-C34-XE	0.88%	(a)(b)(c)	11/15/2052	211,240

	Morgan Stanley Capital Trust,
188,000	Series 2017-ASHF-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.55%	(a)	11/15/2034	180,804
15,277,000	Series 2017-ASHF-XCP	0.00%	(a)(b)(c)	11/15/2024	15
214,291	Series 2021-ILP-D (1 Month LIBOR USD + 1.58%, 1.58% Floor)	1.97%	(a)	11/15/2023	207,830

	Ready Capital Corporation,
225,000	Series 2021-FL7-AS (1 Month LIBOR USD + 1.50%, 1.50% Floor)	1.96%	(a)	11/25/2036	221,607

	RLGH Trust,
150,000	Series 2021-TROT-D (1 Month LIBOR USD + 1.71%, 1.71% Floor)	2.11%	(a)	04/15/2036	147,846

	SG Commercial Mortgage Securities Trust,
200,000	Series 2016-C5-B	3.93%		10/10/2048	191,494
2,493,173	Series 2016-C5-XA	1.90%	(b)(c)	10/10/2048	134,170

	SLG Office Trust,
18,169,000	Series 2021-OVA-X	0.26%	(a)(b)(c)	07/15/2041	345,171

	SLIDE,
8,039,025	Series 2018-FUN-XCP	0.00%	(a)(b)(c)	12/15/2022	80

	SREIT Trust,
125,000	Series 2021-MFP-D (1 Month LIBOR USD + 1.58%, 1.58% Floor)	1.97%	(a)	11/15/2038	121,449
125,000	Series 2021-MFP-E (1 Month LIBOR USD + 2.03%, 2.03% Floor)	2.42%	(a)	11/15/2038	120,958

	TTAN,
99,852	Series 2021-MHC-F (1 Month LIBOR USD + 2.90%, 2.90% Floor)	3.30%	(a)	03/15/2038	96,174

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2022	115

Schedule of Investments DoubleLine Shiller Enhanced International CAPE® (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	UBS Commercial Mortgage Trust,
200,000	Series 2017-C1-B	4.04%		06/15/2050	197,165
5,378,000	Series 2017-C3-XB	0.36%	(b)(c)	08/15/2050	127,710

	Wells Fargo Commercial Mortgage Trust,
179,000	Series 2015-C28-B	4.08%	(b)	05/15/2048	178,135
135,000	Series 2015-LC20-C	4.06%	(b)	04/15/2050	132,462
6,258,912	Series 2015-NXS2-XA	0.65%	(b)(c)	07/15/2058	112,192
3,920,553	Series 2015-P2-XA	0.96%	(b)(c)	12/15/2048	118,720
2,717,964	Series 2018-C48-XA	0.95%	(b)(c)	01/15/2052	143,901
1,636,164	Series 2020-C58-XA	1.88%	(b)(c)	07/15/2053	194,834
863,150	Series 2021-C59-XA	1.55%	(b)(c)	04/15/2054	86,724

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $14,242,508)				12,878,590

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 15.0%

	Ajax Mortgage Loan Trust,
388,484	Series 2021-C-A	2.12%	(a)(e)	01/25/2061	372,586

	Bayview Opportunity Master Fund Trust,
123,621	Series 2019-SBR2-A1	3.43%	(a)(e)	06/28/2034	124,024

	Chase Mortgage Finance Trust,
850,914	Series 2006-A1-2A2	2.88%	(b)	09/25/2036	793,114

	Citigroup Mortgage Loan Trust, Inc.,
105,114	Series 2006-AR2-1A2	2.55%	(b)	03/25/2036	101,310

	COLT Mortgage Loan Trust,
623,466	Series 2021-HX1-A1	1.11%	(a)(b)	10/25/2066	582,615
980,802	Series 2022-2-A1	2.99%	(a)(e)	02/25/2067	959,758

	Countrywide Alternative Loan Trust,
348,552	Series 2007-9T1-1A6	6.00%		05/25/2037	217,887

	CSMC Trust,
783,416	Series 2022-NQM1-A1	2.27%	(a)(b)	11/25/2066	756,084

	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust,
2,270,897	Series 2006-AR4-A1 (1 Month LIBOR USD + 0.26%, 0.26% Floor)	0.72%		12/25/2036	1,023,635
414,796	Series 2006-AR6-A6 (1 Month LIBOR USD + 0.38%, 0.38% Floor, 10.50% Cap)	0.84%		02/25/2037	404,542

	Legacy Mortgage Asset Trust,
267,351	Series 2019-GS5-A1	3.20%	(a)(e)	05/25/2059	267,447

	Lehman Trust,
192,415	Series 2007-6-2A1 (1 Month LIBOR USD + 0.42%, 0.42% Floor)	0.88%		05/25/2037	169,062

	MASTR Adjustable Rate Mortgages Trust,
2,237,207	Series 2006-OA2-4A1B (12 Month US Treasury Average + 1.20%, 1.20% Floor)	1.34%		12/25/2046	1,990,562

	Merrill Lynch Alternative Note Asset Trust,
852,122	Series 2007-OAR5-1A1	2.19%	(b)	10/25/2047	348,439

	Merrill Lynch Mortgage Backed Securities Trust,
1,381,421	Series 2007-2-1A1 (1 Year CMT Rate + 2.40%, 2.40% Floor)	3.53%		08/25/2036	1,318,503

	Morgan Stanley Capital Trust,
1,654,604	Series 2007-HE2-A1 (1 Month LIBOR USD + 0.13%, 0.13% Floor)	0.59%	(a)	01/25/2037	815,818

	OBX Trust,
260,920	Series 2020-EXP2-A3	2.50%	(a)(b)	05/25/2060	253,756

	Pretium Mortgage Credit Partners LLC,
696,792	Series 2021-RN1-A1	1.99%	(a)(e)	02/25/2061	666,610

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	PRPM LLC,
421,491	Series 2021-4-A1	1.87%	(a)(e)	04/25/2026	402,980

	Residential Accredit Loans, Inc.,
823,135	Series 2007-QS8-A3 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	1.06%		06/25/2037	645,004

	Starwood Mortgage Residential Trust,
500,000	Series 2020-2-M1E	3.00%	(a)	04/25/2060	504,964
450,466	Series 2021-5-A1	1.92%	(a)(b)	09/25/2066	425,313

	Velocity Commercial Capital Loan Trust,
347,186	Series 2018-2-A	4.05%	(a)(b)	10/26/2048	348,578
496,504	Series 2021-2-M2	2.20%	(a)(b)	08/25/2051	450,790

	VOLT LLC,
769,996	Series 2021-NP10-A1	1.99%	(a)(e)	05/25/2051	749,949
397,174	Series 2021-NPL1-A1	1.89%	(a)(e)	02/27/2051	385,954

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $15,563,726)				15,079,284

US CORPORATE BONDS 6.5%
70,000	American Express Company (Secured Overnight Financing Rate + 0.93%)	1.17%		03/04/2025	70,623
20,000	Anthem, Inc.	3.30%		01/15/2023	20,157
140,000	Anthem, Inc.	3.50%		08/15/2024	142,160
155,000	AT&T, Inc.	4.45%		04/01/2024	159,621
165,000	Athene Global Funding (Secured Overnight Financing Rate + 0.70%)	0.92%	(a)	05/24/2024	163,091
75,000	Atmos Energy Corporation	0.63%		03/09/2023	73,922
110,000	Bank of America Corporation (3 Month LIBOR USD + 0.79%)	1.37%		03/05/2024	110,242
55,000	Bank of America Corporation (Secured Overnight Financing Rate + 0.69%)	0.83%		04/22/2025	54,715
160,000	Boeing Company	4.51%		05/01/2023	162,800
65,000	Brighthouse Financial Global Funding	0.60%	(a)	06/28/2023	63,459
60,000	Capital One Financial Corporation	3.20%		01/30/2023	60,532
100,000	Capital One Financial Corporation	3.90%		01/29/2024	101,609
23,000	Carrier Global Corporation	2.24%		02/15/2025	22,414
170,000	Charles Schwab Corporation (Secured Overnight Financing Rate + 1.05%)	1.29%		03/03/2027	171,010
120,000	Citigroup, Inc. (3 Month LIBOR USD + 1.02%)	1.55%		06/01/2024	120,678
45,000	Citigroup, Inc. (Secured Overnight Financing Rate + 0.53%)	1.28%		11/03/2025	42,863
155,000	Conagra Brands, Inc.	4.30%		05/01/2024	159,380
160,000	Dollar Tree, Inc.	4.00%		05/15/2025	163,848
95,000	Energy Transfer LP	5.88%		01/15/2024	99,008
30,000	Energy Transfer LP	4.50%		04/15/2024	30,715
15,000	Energy Transfer LP	4.05%		03/15/2025	15,227
170,000	Entergy Louisiana LLC	0.95%		10/01/2024	162,152
150,000	Expedia Group, Inc.	6.25%	(a)	05/01/2025	160,489
150,000	General Motors Financial Company, Inc.	5.25%		03/01/2026	157,254

160,000	Goldman Sachs Group, Inc.	3.50%		04/01/2025	161,291
160,000	HCA, Inc.	5.00%		03/15/2024	165,931
145,000	Hyatt Hotels Corporation	1.30%		10/01/2023	141,377

116	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

95,000	Hyundai Capital America	2.85%	(a)	11/01/2022	95,313
75,000	Hyundai Capital America	1.00%	(a)	09/17/2024	70,605
155,000	JPMorgan Chase & Company	3.90%		07/15/2025	159,202
170,000	Keurig Dr Pepper, Inc.	0.75%		03/15/2024	163,852
160,000	Magallanes, Inc.	3.79%	(a)	03/15/2025	160,066
160,000	Marriott International, Inc.	3.60%		04/15/2024	161,752
160,000	Marsh & McLennan Companies, Inc.	3.88%		03/15/2024	163,425
170,000	Microchip Technology, Inc.	0.97%		02/15/2024	163,044
160,000	Morgan Stanley (Secured Overnight Financing Rate + 0.46%)	0.53%		01/25/2024	157,461
35,000	Nissan Motor Acceptance Company LLC	1.13%	(a)	09/16/2024	32,763
160,000	Omnicom Group, Inc.	3.65%		11/01/2024	161,943
75,000	Pacific Gas and Electric Company	1.75%		06/16/2022	74,923
95,000	Pacific Gas and Electric Company	3.25%		02/16/2024	94,622
160,000	Penske Truck Leasing Company	2.70%	(a)	11/01/2024	157,734
160,000	Pioneer Natural Resources Company	0.55%		05/15/2023	156,534
165,000	Republic Services, Inc.	2.50%		08/15/2024	163,384
170,000	Royalty Pharma PLC	0.75%		09/02/2023	165,137
160,000	Schlumberger Holdings Corporation	3.75%	(a)	05/01/2024	163,017
140,000	Southern California Edison Company (Secured Overnight Financing Rate + 0.83%)	1.11%		04/01/2024	139,986
160,000	Southwest Airlines Company	4.75%		05/04/2023	163,428
170,000	Triton Container International Ltd.	0.80%	(a)	08/01/2023	165,004
155,000	Verizon Communications, Inc. (3 Month LIBOR USD + 1.10%)	1.61%		05/15/2025	157,087
165,000	Wells Fargo & Company (Secured Overnight Financing Rate + 1.60%)	1.65%		06/02/2024	163,084
155,000	Welltower, Inc.	3.63%		03/15/2024	156,721
165,000	Zimmer Biomet Holdings, Inc.	1.45%		11/22/2024	158,403

	Total US Corporate Bonds (Cost $6,698,863)				6,525,058

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 4.3%

	Federal Home Loan Mortgage Corporation,
76,616	Series 2021-MN1-M1 (Secured Overnight Financing Rate 30 Day Average + 2.00%)	2.10%	(a)	01/25/2051	74,156

473,837	Series 4897-F (1 Month LIBOR USD + 0.40%, 0.40% Floor, 6.50% Cap)	0.80%		07/15/2049	475,474

	Federal National Mortgage Association,
1,834,829	Pool FM7756	2.00%		06/01/2036	1,785,372
1,378,203	Pool FM7846	2.00%		07/01/2036	1,340,846
151,246	Series 2019-35-FE (1 Month LIBOR USD + 0.35%, 0.35% Floor, 6.50% Cap)	0.81%		07/25/2049	151,066

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY		VALUE $

	Federal National Mortgage Association, (Cont.)
472,542	Series 2019-5-FA (1 Month LIBOR USD + 0.40%, 0.40% Floor, 6.50% Cap)	0.86%		03/25/2049		473,990

	Total US Government and Agency Mortgage Backed Obligations (Cost $4,492,533)					4,300,904

US GOVERNMENT AND AGENCY OBLIGATIONS 18.6%
2,490,000	United States Treasury Notes	0.13%		02/28/2023		2,456,652
4,370,000	United States Treasury Notes	0.13%		04/30/2023	(f)	4,293,072
4,950,000	United States Treasury Notes	1.50%		02/29/2024	(f)	4,878,263
3,480,000	United States Treasury Notes	0.38%		04/15/2024	(f)	3,343,383

530,000	United States Treasury Notes	1.00%		12/15/2024		509,411
3,290,000	United States Treasury Notes	1.50%		02/15/2025	(f)	3,198,240

	Total US Government and Agency Obligations (Cost $19,021,034)					18,679,021

AFFILIATED MUTUAL FUNDS 8.1%
865,410	DoubleLine Floating Rate Fund (Class I)					8,152,161

	Total Affiliated Mutual Funds (Cost $8,328,771)					8,152,161

SHORT TERM INVESTMENTS 12.5%
3,766,053	First American Government Obligations Fund—Class U	0.20%	(d)			3,766,053
3,766,053	JP Morgan U.S. Government Money Market Fund—Institutional Share Class	0.25%	(d)			3,766,053
3,766,053	Morgan Stanley Institutional Liquidity Funds Government Portfolio—Institutional Share Class	0.23%	(d)			3,766,053
1,210,000	United States Treasury Bills	0.00%		06/30/2022		1,208,468
20,000	United States Treasury Bills	0.00%		07/07/2022		19,969

	Total Short Term Investments (Cost $12,526,448)					12,526,596

	Total Investments 104.4% (Cost $108,051,454)					104,872,669
	Liabilities in Excess of Other Assets (4.4)%					(4,419,147)

	NET ASSETS 100.0%					$100,453,522

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2022	117

Schedule of Investments DoubleLine Shiller Enhanced International CAPE® (Cont.)

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	18.6%
Collateralized Loan Obligations	17.3%
Non-Agency Residential Collateralized Mortgage Obligations	15.0%
Non-Agency Commercial Mortgage Backed Obligations	12.8%
Short Term Investments	12.5%
Affiliated Mutual Funds	8.1%
US Corporate Bonds	6.5%
Foreign Corporate Bonds	6.3%
US Government and Agency Mortgage Backed Obligations	4.3%
Asset Backed Obligations	2.2%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.8%
Other Assets and Liabilities	(4.4)%

100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	18.6%
Collateralized Loan Obligations	17.3%
Non-Agency Residential Collateralized Mortgage Obligations	15.0%
Non-Agency Commercial Mortgage Backed Obligations	12.8%
Short Term Investments	12.5%
Affiliated Mutual Funds	8.1%
US Government and Agency Mortgage Backed Obligations	4.3%
Banking	3.3%
Asset Backed Obligations	2.2%
Energy	1.8%
Utilities	1.5%
Transportation	1.0%
Telecommunications	0.9%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.8%
Healthcare	0.5%
Insurance	0.4%
Automotive	0.3%
Finance	0.3%
Aerospace & Defense	0.3%
Food Products	0.3%
Media	0.3%
Hotels/Motels/Inns and Casinos	0.3%
Chemical Products	0.2%
Pharmaceuticals	0.2%
Retailers (other than Food/Drug)	0.2%
Environmental Control	0.2%
Technology	0.2%
Mining	0.2%
Commercial Services	0.2%
Beverage and Tobacco	0.1%
Real Estate	0.1%
Diversified Manufacturing	0.0%	(g)
Other Assets and Liabilities	(4.4)%

	100.0%

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(b)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(c)	Interest only security

(d)	Seven-day yield as of period end

(e)

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of period end.

(f)	All or a portion of this security has been pledged as collateral.

(g)	Represents less than 0.05% of net assets

Forward Currency Exchange Contracts
Settlement Date	Counterparty	Currency to be Delivered	Value	Currency to be Received	Value	Unrealized Appreciation (Depreciation)
06/08/2022	JP Morgan Securities LLC	8,800,000 EUR	$9,761,124	10,033,942 USD	$10,033,942	$272,818
06/08/2022	Goldman Sachs	1,100,000 EUR	1,220,141	1,306,249 USD	1,306,249	86,108
06/08/2022	Barclays Capital, Inc.	3,800,000 EUR	4,215,031	4,168,694 USD	4,168,694	(46,337)
06/08/2022	Barclays Capital, Inc.	14,329,725 USD	14,329,725	12,000,000 EUR	13,310,624	(1,019,101)
06/08/2022	JP Morgan Securities LLC	33,171,449 USD	33,171,449	28,300,000 EUR	31,390,888	(1,780,561)
06/08/2022	Goldman Sachs	72,368,004 USD	72,368,004	59,900,000 EUR	66,442,198	(5,925,806)

						$(8,412,879)

EUR	Euro

USD	US Dollar

118	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2022

Swap Agreements

Excess Return Swaps
Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount		Unrealized Appreciation (Depreciation) / Value
Shiller Barclays CAPE® Europe Sector Net ER NoC Index(1)	Barclays Capital, Inc.	Long	0.20%	Termination	08/26/2022	20,000,000	EUR	$1,575,545
Shiller Barclays CAPE® Europe Sector Net ER NoC Index(1)	BNP Paribas	Long	0.20%	Termination	08/26/2022	15,000,000	EUR	1,181,659
Shiller Barclays CAPE® Europe Sector Net ER NoC Index(1)	BNP Paribas	Long	0.20%	Termination	11/30/2022	16,000,000	EUR	346,585
Shiller Barclays CAPE® Europe Sector Net ER NoC Index(1)	BNP Paribas	Long	0.20%	Termination	03/15/2023	15,000,000	EUR	202,846
Shiller Barclays CAPE® Europe Sector Net ER NoC Index(1)	Barclays Capital, Inc.	Long	0.20%	Termination	03/22/2023	11,800,000	EUR	159,572
Shiller Barclays CAPE® Europe Sector Net ER NoC Index(1)	Barclays Capital, Inc.	Long	0.20%	Termination	12/15/2022	8,000,000	EUR	7,939
Shiller Barclays CAPE® Europe Sector Net ER NoC Index(1)	Barclays Capital, Inc.	Long	0.20%	Termination	04/14/2022	700,000	EUR	—

								$3,474,146

(1)

Shiller Barclays CAPE® Europe Sector Net ER NoC Index aims to provide notional long exposure to the top four European equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE® Ratio (the “Relative CAPE® Indicator”) and that possess relatively strong price momentum over the prior twelve months. Each European sector is represented by an index of equity securities of companies in the relevant sector. Information on the sector constituents as of March 31, 2022, is available on the Barclays Capital, Inc. website at https://indices.barclays/IM/12/en/indices/details.app;ticker=BXIIESAE.

EUR	Euro

Affiliated Mutual Funds

A summary of the DoubleLine Shiller Enhanced International CAPE®’s investments in affiliated mutual funds for the year ended March 31, 2022 is as follows:

Fund	Value at March 31, 2021	Gross Purchases	Gross Sales	Shares Held at March 31, 2022	Value at March 31, 2022	Change in Unrealized for the Year Ended March 31, 2022	Dividend Income Earned for the Year Ended March 31, 2022	Net Realized Gain (Loss) for the Year Ended March 31, 2022
DoubleLine Floating Rate Fund (Class I)	$2,353,170	$6,200,000	$(300,000)	865,410	$8,152,161	$(100,066)	$220,576	$(943)

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2022	119

Schedule of Investments DoubleLine Real Estate and Income Fund	March 31, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COLLATERALIZED LOAN OBLIGATIONS 27.0%
500,000	AIG Ltd., Series 2021-2A-A (3 Month LIBOR USD + 1.17%, 1.17% Floor)	1.42%	(a)	07/20/2034	497,125
500,000	Birch Grove Ltd., Series 2021-2A-A1 (3 Month LIBOR USD + 1.26%, 1.26% Floor)	1.51%	(a)	10/19/2034	500,529
500,000	Bridge Street Ltd., Series 2021-1A-A1A (3 Month LIBOR USD + 1.23%, 1.23% Floor)	1.48%	(a)	07/20/2034	493,058
577,168	CFIP Ltd., Series 2013-1A-AR (3 Month LIBOR USD + 1.34%)	1.59%	(a)	04/20/2029	575,267
1,000,000	Jamestown Ltd., Series 2016-9A-A1RR (3 Month LIBOR USD + 1.24%, 1.24% Floor)	1.50%	(a)	07/25/2034	997,821
500,000	Ocean Trails, Series 2020-10A-AR (3 Month LIBOR USD + 1.22%, 1.22% Floor)	1.46%	(a)	10/15/2034	496,215
1,000,000	Wellfleet Ltd., Series 2020-2A-AR (3 Month LIBOR USD + 1.22%, 1.22% Floor)	1.46%	(a)	07/15/2034	997,368

	Total Collateralized Loan Obligations (Cost $4,576,591)				4,557,383

FOREIGN CORPORATE BONDS 3.7%
15,000	Avolon Holdings Funding Ltd.	5.13%	(a)	10/01/2023	15,272
90,000	Bank of Montreal (Secured Overnight Financing Rate + 0.71%)	0.96%		03/08/2024	90,128
50,000	Bank of Nova Scotia	0.65%		07/31/2024	47,595
100,000	BAT International Finance PLC	1.67%		03/25/2026	91,887
95,000	Canadian Pacific Railway Company	1.35%		12/02/2024	91,176
80,000	Glencore Funding LLC	4.13%	(a)	05/30/2023	81,421
10,000	Glencore Funding LLC	4.13%	(a)	03/12/2024	10,142
5,000	Glencore Funding LLC	4.00%	(a)	04/16/2025	5,032
40,000	Macquarie Bank Ltd.	2.10%	(a)	10/17/2022	40,019
55,000	Macquarie Group Ltd. (3 Month LIBOR USD + 1.33%)	4.15%	(a)	03/27/2024	55,642
95,000	Toronto-Dominion Bank	0.70%		09/10/2024	90,242

	Total Foreign Corporate Bonds (Cost $643,194)				618,556

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 18.3%
725,287	BANK, Series 2021-BN36-XA	0.92%	(c)(d)	09/15/2064	41,875
2,642,000	Benchmark Mortgage Trust, Series 2020-IG1-XA	0.51%	(c)(d)	09/15/2043	84,668
100,000	BSPRT Issuer Ltd., Series 2022-FL8-A (Secured Overnight Financing Rate 30 Day Average + 1.50%, 1.50% Floor)	1.55%	(a)	02/15/2037	99,809
574,726	BX Trust, Series 2018-EXCL-C (1 Month LIBOR USD + 1.98%, 1.98% Floor)	2.37%	(a)	09/15/2037	549,635

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

100,000	BXHPP Trust, Series 2021-FILM-D (1 Month LIBOR USD + 1.50%, 1.50% Floor)	1.90%	(a)	08/15/2036	96,113
277,000	CLNC Ltd., Series 2019-FL1-D (Secured Overnight Financing Rate 30 Day Average + 3.01%, 2.90% Floor)	3.06%	(a)	08/20/2035	272,897
172,000	Commercial Mortgage Pass-Through Certificates, Series 2015-CR25-C	4.53%	(c)	08/10/2048	168,663
100,000	Commercial Mortgage Pass-Through Certificates, Series 2015-LC21-B	4.33%	(c)	07/10/2048	100,935
99,388	Extended Stay America Trust, Series 2021-ESH-D (1 Month LIBOR USD + 2.25%, 2.25% Floor)	2.65%	(a)	07/15/2038	98,136
187,000	GS Mortgage Securities Trust, Series 2019-SMP-E (1 Month LIBOR USD + 2.60%, 2.60% Floor)	3.00%	(a)	08/15/2032	177,606
199,072	HPLY Trust, Series 2019-HIT-F (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.55%	(a)	11/15/2036	190,589
279,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2018-MINN-E (1 Month LIBOR USD + 2.75%, 3.50% Floor)	3.75%	(a)	11/15/2035	250,641
750,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2011-C3-D	5.52%	(a)(c)	02/15/2046	566,710
100,000	KREF Ltd., Series 2021-FL2-B (1 Month LIBOR USD + 1.65%, 1.65% Floor)	2.09%	(a)	02/15/2039	99,250
96,459	SMR Mortgage Trust, Series 2022-IND-A (Secured Overnight Financing Rate 1 Month + 1.65%, 1.65% Floor)	1.95%	(a)	02/15/2039	96,026
100,000	SoHo Trust, Series 2021-SOHO-B	2.70%	(a)(c)	08/10/2038	86,651
100,000	Wells Fargo Commercial Mortgage Trust, Series 2017-RC1-C	4.59%		01/15/2060	98,989

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $3,375,093)				3,079,193

US CORPORATE BONDS 21.8%
40,000	American Express Company (Secured Overnight Financing Rate + 0.93%)	1.17%		03/04/2025	40,356
65,000	Anthem, Inc.	3.30%		01/15/2023	65,511
30,000	Anthem, Inc.	3.50%		08/15/2024	30,463
90,000	AT&T, Inc.	4.45%		04/01/2024	92,683
90,000	Athene Global Funding (Secured Overnight Financing Rate + 0.70%)	0.92%	(a)	05/24/2024	88,959

120	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

40,000	Atmos Energy Corporation	0.63%		03/09/2023	39,425
60,000	Bank of America Corporation (3 Month LIBOR USD + 0.79%)	1.37%		03/05/2024	60,132
30,000	Bank of America Corporation (Secured Overnight Financing Rate + 0.69%)	0.83%		04/22/2025	29,845
90,000	Boeing Company	4.51%		05/01/2023	91,575
40,000	Brighthouse Financial Global Funding	0.60%	(a)	06/28/2023	39,052
90,000	Capital One Financial Corporation	3.90%		01/29/2024	91,448
14,000	Carrier Global Corporation	2.24%		02/15/2025	13,643
95,000	Charles Schwab Corporation (Secured Overnight Financing Rate + 1.05%)	1.29%		03/03/2027	95,564
65,000	Citigroup, Inc. (3 Month LIBOR USD + 1.02%)	1.55%		06/01/2024	65,367
25,000	Citigroup, Inc. (Secured Overnight Financing Rate + 0.53%)	1.28%		11/03/2025	23,813
90,000	Conagra Brands, Inc.	4.30%		05/01/2024	92,543
90,000	Dollar Tree, Inc.	4.00%		05/15/2025	92,165
60,000	Energy Transfer LP	5.88%		01/15/2024	62,531
20,000	Energy Transfer LP	4.50%		04/15/2024	20,477
15,000	Energy Transfer LP	4.05%		03/15/2025	15,227
100,000	Entergy Louisiana LLC	0.95%		10/01/2024	95,384
85,000	Expedia Group, Inc.	6.25%	(a)	05/01/2025	90,944
85,000	General Motors Financial Company, Inc.	5.25%		03/01/2026	89,111
90,000	Goldman Sachs Group, Inc.	3.50%		04/01/2025	90,726
90,000	HCA, Inc.	5.00%		03/15/2024	93,336
75,000	Hyatt Hotels Corporation	1.30%		10/01/2023	73,126
80,000	Hyundai Capital America	2.85%	(a)	11/01/2022	80,264
15,000	Hyundai Capital America	1.00%	(a)	09/17/2024	14,121
25,000	JPMorgan Chase & Company	3.90%		07/15/2025	25,678
70,000	JPMorgan Chase & Company (3 Month LIBOR USD + 0.70%)	3.21%		04/01/2023	70,036
100,000	Keurig Dr Pepper, Inc.	0.75%		03/15/2024	96,384
35,000	Magallanes, Inc.	3.79%	(a)	03/15/2025	35,014
90,000	Marriott International, Inc.	3.60%		04/15/2024	90,985
90,000	Marsh & McLennan Companies, Inc.	3.88%		03/15/2024	91,927
95,000	Microchip Technology, Inc.	0.97%		02/15/2024	91,113
95,000	Morgan Stanley (Secured Overnight Financing Rate + 0.46%)	0.53%		01/25/2024	93,492
25,000	Nissan Motor Acceptance Company LLC	1.13%	(a)	09/16/2024	23,402
90,000	Omnicom Group, Inc.	3.65%		11/01/2024	91,093
40,000	Pacific Gas and Electric Company	1.75%		06/16/2022	39,959
55,000	Pacific Gas and Electric Company	3.25%		02/16/2024	54,781
90,000	Penske Truck Leasing Company	2.70%	(a)	11/01/2024	88,726
95,000	Pioneer Natural Resources Company	0.55%		05/15/2023	92,942
95,000	Republic Services, Inc.	2.50%		08/15/2024	94,069
90,000	Royalty Pharma PLC	0.75%		09/02/2023	87,425

90,000	Schlumberger Holdings Corporation	3.75%	(a)	05/01/2024	91,697

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

95,000	Southern California Edison Company (Secured Overnight Financing Rate + 0.83%)	1.11%		04/01/2024	94,990
90,000	Southwest Airlines Company	4.75%		05/04/2023	91,929
95,000	Triton Container International Ltd.	0.80%	(a)	08/01/2023	92,208
95,000	Verizon Communications, Inc. (3 Month LIBOR USD + 1.10%)	1.61%		05/15/2025	96,279
90,000	Wells Fargo & Company (Secured Overnight Financing Rate + 1.60%)	1.65%		06/02/2024	88,955
85,000	Welltower, Inc.	3.63%		03/15/2024	85,944
90,000	Zimmer Biomet Holdings, Inc.	1.45%		11/22/2024	86,401

	Total US Corporate Bonds (Cost $3,773,191)				3,673,220

US GOVERNMENT AND AGENCY OBLIGATIONS 16.0%
360,000	United States Treasury Notes	0.38%		04/15/2024	345,867
1,590,000	United States Treasury Notes	1.50%		02/15/2025	1,545,654
850,000	United States Treasury Notes	1.25%		11/30/2026	804,329

	Total US Government and Agency Obligations (Cost $2,787,879)				2,695,850

SHORT TERM INVESTMENTS 2.6%
145,510	First American Government Obligations Fund - Class U	0.20%	(b)		145,510
145,511	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.25%	(b)		145,511
145,511	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.23%	(b)		145,511

	Total Short Term Investments (Cost $436,532)				436,532

	Total Investments 89.4% (Cost $15,592,480)				15,060,734
	Other Assets in Excess of Liabilities 10.6%				1,783,209

	NET ASSETS 100.0%				$16,843,943

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2022	121

Schedule of Investments DoubleLine Real Estate and Income Fund (Cont.)

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Collateralized Loan Obligations	27.0%
US Corporate Bonds	21.8%
Non-Agency Commercial Mortgage Backed Obligations	18.3%
US Government and Agency Obligations	16.0%
Foreign Corporate Bonds	3.7%
Short Term Investments	2.6%
Other Assets and Liabilities	10.6%

100.0%

INVESTMENT BRESOI1AKDOWN as a % of Net Assets:
Collateralized Loan Obligations	27.0%
Non-Agency Commercial Mortgage Backed Obligations	18.3%
US Government and Agency Obligations	16.0%
Banking	6.1%
Short Term Investments	2.6%
Energy	1.9%
Utilities	1.7%
Healthcare	1.7%
Transportation	1.7%
Insurance	1.2%
Automotive	1.2%
Telecommunications	1.1%
Food Products	1.1%
Aerospace & Defense	1.0%
Hotels/Motels/Inns and Casinos	1.0%
Media	0.7%
Finance	0.7%
Mining	0.6%
Environmental Control	0.6%
Retailers (other than Food/Drug)	0.6%
Beverage and Tobacco	0.5%
Technology	0.5%
Commercial Services	0.5%
Pharmaceuticals	0.5%
Real Estate	0.5%
Diversified Manufacturing	0.1%
Other Assets and Liabilities	10.6%

100.0%

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(b)	Seven-day yield as of period end

(c)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(d)	Interest only security

Swap Agreements

Excess Return Swaps
Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Unrealized Appreciation (Depreciation) / Value
DigitalBridge Fundamental US Real Estate Index Excess Return(1)	Barclays Capital, Inc.	Long	0.45%	Termination	06/09/2022	9,200,000	$1,324,452
DigitalBridge Fundamental US Real Estate Index Excess Return(1)	Barclays Capital, Inc.	Long	0.45%	Termination	08/25/2022	5,000,000	355,863
DigitalBridge Fundamental US Real Estate Index Excess Return(1)	Barclays Capital, Inc.	Long	0.45%	Termination	04/14/2022	1,100,000	29,006

							$1,709,321

(1)

The DigitalBridge Fundamental US Real Estate Index Excess Return aims to provide notional long exposure to Real Estate Investment Trusts (REITs) excluding mortgage REITs that meet certain market capitalization, liquidity and fundamental criteria. The constituents of the index are ordinary shares, which are REITs. Information on the sector constituents as of March 31, 2022, is available on the Barclays Capital, Inc. website at https://indices.barclays/IM/33/en/indices/details.app;ticker=BXIICCRE.

122	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Emerging Markets Local Currency Bond Fund	March 31, 2022

PRINCIPAL AMOUNT $		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 15.5%

Brazil 1.0%
550,000	BRL	Simpar Finance SARL	10.75%	(a)	02/12/2028	96,481

CHINA 6.9%
2,000,000	CNY	Asian Infrastructure Investment Bank	2.50%		03/24/2025	309,470
2,210,000	CNY	International Bank for Reconstruction & Development	2.00%		02/18/2026	335,056

						644,526

COLOMBIA 2.1%
833,000,000	COP	Empresas Publicas de Medellin ESP	8.38%	(a)	11/08/2027	192,544

MEXICO 4.6%
2,030,000	MXN	America Movil S.A.B. de C.V.	6.45%		12/05/2022	100,786
6,900,000	MXN	International Finance Corporation	7.50%		01/18/2028	335,130

						435,916

PERU 0.9%
325,000	PEN	Banco de Credito del Peru	4.65%	(a)	09/17/2024	85,094

		Total Foreign Corporate Bonds (Cost $1,566,956)				1,454,561

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 80.3%

BRAZIL 10.7%
1,000	BRL	Nota do Tesouro Nacional	10.00%		01/01/2023	206,143
2,000	BRL	Nota do Tesouro Nacional	10.00%		01/01/2025	405,862
2,000	BRL	Nota do Tesouro Nacional	10.00%		01/01/2029	392,846

						1,004,851

CHILE 2.2%
75,000,000	CLP	Bonos de la Tesoreria de la Republica en pesos	5.80%	(a)	06/01/2024	93,623
90,000,000	CLP	Bonos de la Tesoreria de la Republica en pesos	4.50%		03/01/2026	106,658

						200,281

COLOMBIA 1.8%
350,000,000	COP	Colombian TES	6.25%		11/26/2025	84,507
350,000,000	COP	Colombian TES	7.50%		08/26/2026	86,870

						171,377

CZECH REPUBLIC 4.5%
9,840,000	CZK	Czech Republic Government Bond	0.45%		10/25/2023	417,730

HUNGARY 2.7%
90,000,000	HUF	Hungary Government Bond	3.00%		06/26/2024	252,209

PRINCIPAL AMOUNT $		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
INDONESIA 9.8%
6,500,000,000	IDR	Indonesia Treasury Bond	6.13%		05/15/2028	448,042
6,170,000,000	IDR	Indonesia Treasury Bond	8.38%		03/15/2034	471,905

						919,947

ISRAEL 2.1%
630,000	ILS	Israel Government Bond	1.75%		08/31/2025	198,586

MALAYSIA 9.4%
1,700,000	MYR	Malaysia Government Bond	3.50%		05/31/2027	401,501
1,300,000	MYR	Malaysia Government Bond	3.58%		07/15/2032	301,534
790,000	MYR	Malaysia Government Bond	3.83%		07/05/2034	180,361

						883,396

MEXICO 4.9%
40,000	MXN	Mexican Bonos	6.75%	(c)	03/09/2023	198,490
52,000	MXN	Mexican Bonos	8.00%	(c)	09/05/2024	258,912

						457,402

PERU 1.4%
530,000	PEN	Peru Government Bond	5.40%		08/12/2034	126,473

PHILIPPINES 4.0%
4,500,000	PHP	Philippine Government Bond	6.88%		01/10/2029	94,980
13,000,000	PHP	Philippine Government International Bond	6.25%		01/14/2036	276,002

						370,982

POLAND 4.4%
700,000	PLN	Republic of Poland Government Bond	2.50%		04/25/2024	157,286
1,160,000	PLN	Republic of Poland Government Bond	3.25%		07/25/2025	256,894

						414,180

ROMANIA 2.8%
1,160,000	RON	Romania Government Bond	5.85%		04/26/2023	262,646

SINGAPORE 3.6%
332,000	SGD	Singapore Government Bond	2.00%		02/01/2024	245,680
115,000	SGD	Singapore Government Bond	2.88%		07/01/2029	87,921

						333,601

SOUTH AFRICA 11.5%
4,100,000	ZAR	Republic of South Africa Government Bond	7.75%		02/28/2023	286,178

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2022	123

Schedule of Investments DoubleLine Emerging Markets Local Currency Bond Fund (Cont.)

PRINCIPAL AMOUNT $/ SHARES		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
3,900,000	ZAR	Republic of South Africa Government Bond	8.00%		01/31/2030	243,862
4,060,000	ZAR	Republic of South Africa Government Bond	8.25%		03/31/2032	248,198
4,890,000	ZAR	Republic of South Africa Government Bond	8.88%		02/28/2035	300,829

						1,079,067

THAILAND 4.5%
7,170,000	THB	Thailand Government Bond	3.63%		06/16/2023	223,379
6,150,000	THB	Thailand Government Bond	3.85%		12/12/2025	201,286

						424,665

		Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $8,166,076)				7,517,393

SHORT TERM INVESTMENTS 3.2%
98,513		BlackRock Liquidity Funds FedFund - Institutional Shares	0.23%	(b)		98,513
98,431		Fidelity Institutional Money Market Government Portfolio - Class I	0.12%	(b)		98,431
98,454		Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.23%	(b)		98,454

		Total Short Term Investments (Cost $295,398)				295,398

		Total Investments 99.0% (Cost $10,028,430)				9,267,352
		Other Assets in Excess of Liabilities 1.0%				97,239

		NET ASSETS 100.0%				$9,364,591

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	80.3%
Foreign Corporate Bonds	15.5%
Short Term Investments	3.2%
Other Assets and Liabilities	1.0%

100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
Brazil	11.7%
South Africa	11.5%
Indonesia	9.8%
Mexico	9.5%
Malaysia	9.4%
China	6.9%
Thailand	4.5%
Czech Republic	4.5%
Poland	4.4%
Philippines	4.0%
Colombia	3.9%
Singapore	3.6%
United States	3.2%
Romania	2.8%
Hungary	2.7%
Peru	2.3%
Chile	2.2%
Israel	2.1%
Other Assets and Liabilities	1.0%

100.0%

124	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2022

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(b)	Seven-day yield as of period end

(c)	Principal amount is stated in 100 Mexican Peso Units.

BRL	Brazilian Real

CLP	Chilean Peso

CNY	Chinese Yuan

COP	Colombian Peso

CZK	Czech Republic Koruna

HUF	Hungarian Forint

IDR	Indonesian Rupiah

ILS	Israeli Shekel

MXN	Mexican Peso

MYR	Malaysian Ringgit

PEN	Peruvian Sol

PHP	Philippine Peso

PLN	Polish Zloty

RON	Romanian Leu

SGD	Singapore Dollar

THB	Thai Baht

ZAR	South African Rand

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2022	125

Schedule of Investments DoubleLine Income Fund	March 31, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 10.7%

	AASET Ltd.,
552,100	Series 2019-2-C	6.41%	(a)(g)	10/16/2039	295,870

	Business Jet Securities LLC,
914,885	Series 2021-1A-C	5.07%	(a)(g)	04/15/2036	860,633

	Flagship Credit Auto Trust,
9,500	Series 2018-4-R	0.00%	(a)(f)(g)	03/16/2026	948,898

	GAIA Aviation Ltd.,
1,245,491	Series 2019-1-C	7.00%	(a)(h)(g)	12/15/2044	948,178

	Pioneer Aircraft Finance Ltd.,
987,868	Series 2019-1-C	6.90%	(a)(g)	06/15/2044	748,489

	Regional Ltd.,
1,933,497	Series 2021-1A-A	5.75%		04/15/2041	1,838,405

	SoFi Professional Loan Program Trust,
20,000	Series 2021-A-R1	0.00%	(a)(f)(g)	08/17/2043	427,773

	SoFi Professional Loan Program,
20,000	Series 2018-A-R1	0.00%	(a)(f)(g)	02/25/2042	488,406
5,930	Series 2018-A-R2	0.00%	(a)(f)(g)	02/25/2042	144,812
10,000	Series 2021-B-R1	0.00%	(a)(f)(g)	02/15/2047	586,440

	START Ireland,
1,148,573	Series 2019-1-C	6.41%	(a)(g)	03/15/2044	892,726

	Sunnova Helios Issuer LLC,
1,347,765	Series 2019-AA-B	4.49%	(a)	06/20/2046	1,330,671

	Wave LLC,
2,130,722	Series 2019-1-C	6.41%	(a)(g)	09/15/2044	1,468,843

	Total Asset Backed Obligations (Cost $12,836,505)				10,980,144

COLLATERALIZED LOAN OBLIGATIONS 18.2%

	AIMCO,
700,000	Series 2021-15A-E (3 Month LIBOR USD + 5.95%, 5.95% Floor)	6.19%	(a)	10/17/2034	666,139

	Apidos Ltd.,
1,250,000	Series 2021-35A-E (3 Month LIBOR USD + 5.75%, 5.75% Floor)	6.00%	(a)	04/20/2034	1,184,421

	Barings Ltd.,
500,000	Series 2021-1A-E (3 Month LIBOR USD + 6.30%, 6.30% Floor)	6.56%	(a)	04/25/2034	477,400

	Canyon Capital Ltd.,
500,000	Series 2021-1A-E (3 Month LIBOR USD + 6.41%, 6.41% Floor)	6.65%	(a)	04/15/2034	488,450
500,000	Series 2021-3A-E (3 Month LIBOR USD + 6.20%, 6.20% Floor)	6.44%	(a)	07/15/2034	474,064

	CIFC Funding Ltd.,
500,000	Series 2015-4A-CR2 (3 Month LIBOR USD + 3.00%, 3.00% Floor)	3.25%	(a)	04/20/2034	486,560
500,000	Series 2021-4A-E (3 Month LIBOR USD + 6.00%, 6.00% Floor)	6.24%	(a)	07/15/2033	479,079

	GoldenTree Loan Opportunities Ltd.,
1,000,000	Series 2016-12A-DR (3 Month LIBOR USD + 2.90%)	3.16%	(a)	07/21/2030	984,559

	Highbridge Loan Management Ltd.,
2,000,000	Series 12A-18-C (3 Month LIBOR USD + 2.75%, 2.75% Floor)	2.99%	(a)	07/18/2031	1,930,112

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Madison Park Funding Ltd.,
500,000	Series 2021-48A-E (3 Month LIBOR USD + 6.25%, 6.25% Floor)	6.50%	(a)	04/19/2033	491,207

	Magnetite Ltd.,
1,275,000	Series 2021-29A-E (3 Month LIBOR USD + 5.75%, 5.75% Floor)	5.99%	(a)	01/15/2034	1,235,283

	Octagon Investment Partners Ltd.,
1,000,000	Series 2012-1A-CRR (3 Month LIBOR USD + 3.90%, 3.90% Floor)	4.14%	(a)	07/15/2029	1,004,159
500,000	Series 2018-2A-C (3 Month LIBOR USD + 2.85%)	3.11%	(a)	07/25/2030	490,089
500,000	Series 2021-1A-E (3 Month LIBOR USD + 6.50%, 6.50% Floor)	6.74%	(a)	04/15/2034	478,383

	OHA Credit Funding Ltd.,
500,000	Series 2019-3A-ER (3 Month LIBOR USD + 6.25%, 6.25% Floor)	6.50%	(a)	07/02/2035	475,791
1,000,000	Series 2019-4A-DR (3 Month LIBOR USD + 3.20%, 3.20% Floor)	3.46%	(a)	10/22/2036	978,035

	Point Au Roche Park Ltd.,
500,000	Series 2021-1A-E (3 Month LIBOR USD + 6.10%, 6.10% Floor)	6.35%	(a)	07/20/2034	478,494

	RR Ltd.,
1,000,000	Series 2017-2A-DR (3 Month LIBOR USD + 5.80%, 5.80% Floor)	6.04%	(a)	04/15/2036	941,479

	Sound Point Ltd.,
1,000,000	Series 2020-1A-ER (3 Month LIBOR USD + 6.86%, 6.86% Floor)	7.11%	(a)	07/20/2034	969,789

	Trimaran CAVU LLC,
3,500,000	Series 2019-2A-C (3 Month LIBOR USD + 4.72%, 4.72% Floor)	4.96%	(a)	11/26/2032	3,483,811

	Venture Ltd.,
500,000	Series 2020-39A-D (3 Month LIBOR USD + 4.25%, 4.25% Floor)	4.49%	(a)	04/15/2033	502,569

	Total Collateralized Loan Obligations (Cost $19,022,256)				18,699,873

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 21.3%

	Alen Mortgage Trust,
1,000,000	Series 2021-ACEN-F (1 Month LIBOR USD + 5.00%, 5.00% Floor)	5.40%	(a)	04/15/2034	977,770

	Banc of America Commercial Mortgage Trust,
180,689	Series 2007-4-G	5.88%	(a)(b)	02/10/2051	180,425

	BANK,
13,409,430	Series 2019-BN19-XFG	1.03%	(a)(b)(c)	08/15/2061	834,852

	BSREP Commercial Mortgage Trust,
1,250,000	Series 2021-DC-G (1 Month LIBOR USD + 3.85%, 3.85% Floor)	4.25%	(a)	08/15/2038	1,210,057

	BX Trust,
1,000,000	Series 2021-VIEW-F (1 Month LIBOR USD + 3.93%, 3.93% Floor)	4.33%	(a)	06/15/2023	967,664

126	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2022

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	CLNC Ltd.,
1,000,000	Series 2019-FL1-D (Secured Overnight Financing Rate 30 Day Average + 3.01%, 2.90% Floor)	3.06%	(a)	08/20/2035	985,186

	Commercial Mortgage Pass-Through Certificates,
17,739,000	Series 2014-CR20-XF	1.27%	(a)(b)(c)	11/10/2047	273,979

	CSAIL Commercial Mortgage Trust,
8,120,000	Series 2021-C20-XD	1.48%	(a)(b)(c)	03/15/2054	891,051

	DBGS Mortgage Trust,
87,000	Series 2018-5BP-F (1 Month LIBOR USD + 2.60%, 2.45% Floor)	3.00%	(a)	06/15/2033	80,403

	Fontainebleau Miami Beach Trust,
1,242,000	Series 2019-FBLU-H	3.96%	(a)(b)	12/10/2036	1,113,446

	FREMF Mortgage Trust,
1,040,255	Series 2018-KF56-C (1 Month LIBOR USD + 5.80%, 5.80% Floor)	6.04%	(a)	11/25/2028	1,024,302

	Great Wolf Trust,
500,000	Series 2019-WOLF-F (1 Month LIBOR USD + 3.13%, 3.13% Floor)	3.53%	(a)	12/15/2036	477,703

	GS Mortgage Securities Corporation Trust,
1,250,000	Series 2021-ARDN-G (1 Month LIBOR USD + 5.00%, 5.00% Floor)	5.40%	(a)	11/15/2036	1,232,391

	GS Mortgage Securities Trust,
1,000,000	Series 2019-SMP-F (1 Month LIBOR USD + 3.10%, 3.10% Floor)	3.50%	(a)	08/15/2032	931,075

	JP Morgan Chase Commercial Mortgage Securities Trust,
1,000,000	Series 2019-UES-G	4.45%	(a)(b)	05/05/2032	874,119

	JPMBB Commercial Mortgage Securities Trust,
1,500,000	Series 2014-C23-E	3.36%	(a)(b)(g)	09/15/2047	1,157,833

	Med Trust,
1,250,000	Series 2021-MDLN-G (1 Month LIBOR USD + 5.25%, 5.25% Floor)	5.65%	(a)	11/15/2038	1,228,141

	Morgan Stanley Bank of America Merrill Lynch Trust,
50,000,000	Series 2016-C31-XB	0.60%	(b)(c)	11/15/2049	1,249,075

	Morgan Stanley Capital Trust,
636,000	Series 2017-ASHF-F (1 Month LIBOR USD + 4.35%, 4.35% Floor)	4.75%	(a)	11/15/2034	578,310

	SMR Mortgage Trust,
1,205,738	Series 2022-IND-G (Secured Overnight Financing Rate 1 Month + 7.50%, 7.50% Floor)	7.80%	(a)	02/15/2039	1,186,896

	Tharaldson Hotel Portfolio Trust,
810,080	Series 2018-THL-F (1 Month LIBOR USD + 4.25%, 3.95% Floor)	4.54%	(a)	11/11/2034	784,593

	UBS Commercial Mortgage Trust,
1,222,000	Series 2018-C12-C	4.96%	(b)	08/15/2051	1,174,617
562,000	Series 2018-NYCH-G (1 Month LIBOR USD + 4.84%, 4.84% Floor)	5.24%	(a)	02/15/2032	531,961

	UBS-Barclays Commercial Mortgage Trust,
1,562,000	Series 2013-C5-D	4.07%	(a)(b)	03/10/2046	1,196,151

	Wells Fargo Commercial Mortgage Trust,
48,314,000	Series 2016-C37-XB	0.36%	(b)(c)	12/15/2049	698,553

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $23,946,596)				21,840,553

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 25.6%

	AMSR Trust,
1,000,000	Series 2020-SFR4-G2	4.87%	(a)	11/17/2037	949,541
2,000,000	Series 2021-SFR1-G	4.61%	(a)(b)	06/17/2038	1,844,659

	Angel Oak Mortgage Trust LLC,
1,100,000	Series 2019-2-B2	6.29%	(a)(b)	03/25/2049	1,059,126

	Citigroup Mortgage Loan Trust,
124,140	Series 2019-E-A1	3.23%	(a)(h)	11/25/2070	124,220

	CitiMortgage Alternative Loan Trust,
1,705,518	Series 2007-A3-1A1	6.00%	(b)	03/25/2037	1,671,125

	Connecticut Avenue Securities Trust,
1,008,647	Series 2020-R01-1M2 (1 Month LIBOR USD + 2.05%, 2.05% Floor)	2.51%	(a)	01/25/2040	1,008,255
1,250,000	Series 2021-R01-1M2 (Secured Overnight Financing Rate 30 Day Average + 1.55%)	1.65%	(a)	10/25/2041	1,208,763
1,250,000	Series 2022-R01-1B2 (Secured Overnight Financing Rate 30 Day Average + 6.00%)	6.10%	(a)	12/25/2041	1,118,387
1,250,000	Series 2022-R02-2B2 (Secured Overnight Financing Rate 30 Day Average + 7.65%)	7.75%	(a)	01/25/2042	1,184,515

	CSMC Trust,
1,372,000	Series 2021-NQM4-B2	4.18%	(a)(b)	05/25/2066	1,274,403

	FMC GMSR Issuer Trust,
1,400,000	Series 2021-GT1-B	4.36%	(a)(b)	07/25/2026	1,305,408
1,750,000	Series 2021-GT2-B	4.44%	(a)(b)	10/25/2026	1,625,764

	Homeward Opportunities Fund Trust,
846,338	Series 2020-BPL1-A2	5.44%	(a)(h)	08/25/2025	834,528

	LHOME Mortgage Trust,
1,400,000	Series 2021-RTL1-M	4.46%	(a)(b)	09/25/2026	1,318,045

	Progress Residential Trust,
1,205,000	Series 2021-SFR1-H	5.00%	(a)	04/17/2038	1,090,084
1,800,000	Series 2021-SFR6-G	4.00%	(a)	07/17/2038	1,641,181

	PRPM LLC,
1,400,000	Series 2021-2-A2	3.77%	(a)(b)	03/25/2026	1,336,653

	SG Residential Mortgage Trust,
1,250,000	Series 2021-1-B2	4.30%	(a)(b)	07/25/2061	1,158,012

	Velocity Commercial Capital Loan Trust,
267,232	Series 2019-1-M4	4.61%	(a)(b)	03/25/2049	258,742
140,484	Series 2019-1-M5	5.70%	(a)(b)	03/25/2049	137,103
257,681	Series 2019-1-M6	6.79%	(a)(b)	03/25/2049	247,474

	Verus Securitization Trust,
1,400,000	Series 2020-5-B2	4.71%	(a)(b)	05/25/2065	1,343,496
1,500,000	Series 2021-3-B2	3.96%	(a)(b)	06/25/2066	1,391,918

	VOLT LLC,
1,100,000	Series 2021-NPL5-A2	4.83%	(a)(h)	03/27/2051	1,058,306

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $27,798,745)				26,189,708

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 12.0%

	Federal Home Loan Mortgage Corporation,
1,579,501	Series 5004-LS (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	5.69%	(c)(e)	07/25/2050	291,011
2,039,403	Series 5037-IO	3.00%	(c)	11/25/2050	349,754
5,116,693	Series 5112-SC (-1 x Secured Overnight Financing Rate 30 Day Average + 2.50%, 2.50% Cap)	2.40%	(c)(e)	06/25/2051	174,254

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2022	127

Schedule of Investments DoubleLine Income Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association,
1,265,751	Pool MA4437	2.00%		10/01/2051	1,176,857
1,956,290	Series 2020-53-DI	3.00%	(c)	08/25/2060	330,515
1,470,277	Series 2020-54-AS (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	5.69%	(c)(e)	08/25/2050	253,477
1,402,547	Series 2020-77-S (-1 x Secured Overnight Financing Rate 30 Day Average + 4.15%, 4.15% Cap)	4.05%	(c)(e)	11/25/2050	190,946
2,482,898	Series 2020-77-SB (-1 x Secured Overnight Financing Rate 30 Day Average + 4.10%, 4.10% Cap)	4.00%	(c)(e)	11/25/2050	324,554
1,089,646	Series 2020-M10-X2	1.74%	(b)(c)	12/25/2030	119,988
2,736,810	Series 2020-M17-X1	1.35%	(b)(c)	01/25/2028	152,387

	Freddie Mac STACR REMIC Trust,
1,300,000	Series 2021-DNA5-M2 (Secured Overnight Financing Rate 30 Day Average + 1.65%)	1.75%	(a)	01/25/2034	1,279,652
1,250,000	Series 2022-DNA1-B2 (Secured Overnight Financing Rate 30 Day Average + 7.10%)	7.20%	(a)	01/25/2042	1,116,053

	Government National Mortgage Association,
2,530,201	Series 2020-112-LS (-1 x Secured Overnight Financing Rate 30 Day Average + 6.20%, 6.20% Cap)	6.15%	(c)(e)	08/20/2050	469,384
3,504,736	Series 2020-129-SE (-1 x 1 Month LIBOR USD + 3.75%, 3.75% Cap)	3.30%	(c)(e)	09/20/2050	186,821
2,887,162	Series 2020-138-IL	3.50%	(c)	09/20/2050	379,577
1,540,389	Series 2020-140-SG (-1 x 1 Month LIBOR USD + 6.35%, 6.35% Cap)	5.90%	(c)(e)	09/20/2050	266,278
2,084,323	Series 2020-142-SD (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	5.85%	(c)(e)	09/20/2050	387,569
1,311,512	Series 2020-160-LS (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	5.85%	(c)(e)	10/20/2050	221,853
1,701,746	Series 2020-167-NS (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	5.85%	(c)(e)	11/20/2050	279,791
1,603,801	Series 2020-167-SD (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	5.85%	(c)(e)	11/20/2050	288,004
1,342,244	Series 2020-188-LS (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	5.85%	(c)(e)	11/20/2050	229,039
1,322,177	Series 2020-189-SP (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	5.85%	(c)(e)	12/20/2050	196,348
2,894,944	Series 2020-196-DI	2.50%	(c)	12/20/2050	374,886
1,707,606	Series 2020-98-SA (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	5.70%	(c)(e)	07/20/2050	288,270
5,611,228	Series 2021-114-SB (-1 x 1 Month LIBOR USD + 2.60%, 2.60% Cap)	2.15%	(c)(e)	06/20/2051	194,072
3,071,872	Series 2021-117-HI	3.50%	(c)	07/20/2051	317,568
5,125,488	Series 2021-125-AS (-1 x Secured Overnight Financing Rate 30 Day Average + 3.25%, 3.25% Cap)	3.20%	(c)(e)	07/20/2051	259,717

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Government National Mortgage Association, (Cont.)
3,889,715	Series 2021-139-SB (-1 x Secured Overnight Financing Rate 30 Day Average + 3.20%, 3.20% Cap)	3.15%	(c)(e)	08/20/2051	244,477
2,619,786	Series 2021-2-IO	0.90%	(b)(c)	06/16/2063	193,816
3,174,699	Series 2021-46-ES (-1 x 1 Month LIBOR USD + 2.80%, 2.80% Cap)	2.35%	(c)(e)	03/20/2051	161,306
5,386,661	Series 2021-59-S (-1 x Secured Overnight Financing Rate 30 Day Average + 2.60%, 2.60% Cap)	2.55%	(c)(e)	04/20/2051	155,254
3,492,784	Series 2021-80-IO	0.90%	(b)(c)	12/16/2062	284,547
4,339,658	Series 2021-96-TS (-1 x Secured Overnight Financing Rate 30 Day Average + 3.25%, 3.25% Cap)	3.20%	(c)(e)	06/20/2051	287,367
2,159,222	Series 2021-98-SB (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	5.85%	(c)(e)	06/20/2051	311,173
2,014,992	Series 2021-98-SH (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	5.85%	(c)(e)	06/20/2051	265,771
2,197,346	Series 2021-98-SW (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	5.85%	(c)(e)	06/20/2051	331,678

	Total US Government and Agency Mortgage Backed Obligations (Cost $16,348,960)				12,334,014

US GOVERNMENT AND AGENCY OBLIGATIONS 3.5%
4,000,000	United States Treasury Notes	0.50%		08/31/2027	3,603,594

	Total US Government and Agency Obligations (Cost $4,005,748)				3,603,594

SHORT TERM INVESTMENTS 7.0%
2,384,000	First American Government Obligations Fund - Class U	0.20%	(d)		2,384,000
2,383,999	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.25%	(d)		2,383,999
2,383,999	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.23%	(d)		2,383,999

	Total Short Term Investments (Cost $7,151,998)				7,151,998

	Total Investments 98.3% (Cost $111,110,808)				100,799,884
	Other Assets in Excess of Liabilities 1.7%				1,769,776

	NET ASSETS 100.0%				$102,569,660

128	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2022

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Non-Agency Residential Collateralized Mortgage Obligations	25.6%
Non-Agency Commercial Mortgage Backed Obligations	21.3%
Collateralized Loan Obligations	18.2%
US Government and Agency Mortgage Backed Obligations	12.0%
Asset Backed Obligations	10.7%
Short Term Investments	7.0%
US Government and Agency Obligations	3.5%
Other Assets and Liabilities	1.7%

100.0%

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(b)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(c)	Interest only security

(d)	Seven-day yield as of period end

(e)

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(f)

Security pays interest at rates that represent residual cashflows available after more senior tranches have been paid. The interest rate disclosed reflects the estimated rate in effect as of period end.

(g)	Value determined using significant unobservable inputs.

(h)

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of period end.

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2022	129

Schedule of Investments DoubleLine Multi-Asset Trend Fund (Consolidated)	March 31, 2022

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US GOVERNMENT AND AGENCY OBLIGATIONS 5.7%
50,000	United States Treasury Notes	0.38%		04/15/2024	48,037
140,000	United States Treasury Notes	0.75%	(b)	11/15/2024	133,834
20,000	United States Treasury Notes	1.00%		12/15/2024	19,223
320,000	United States Treasury Notes	1.50%		02/15/2025	311,075
300,000	United States Treasury Notes	1.25%		11/30/2026	283,881

	Total US Government and Agency Obligations (Cost $826,555)				796,050

AFFILIATED MUTUAL FUNDS 73.1%
215,135	DoubleLine Floating Rate Fund (Class I)				2,026,569
176,467	Doubleline Income Fund (Class I)				1,521,146
689,286	DoubleLine Low Duration Bond Fund (Class I)				6,665,392

	Total Affiliated Mutual Funds (Cost $10,573,161)				10,213,107

SHORT TERM INVESTMENTS 20.5%
626,828	First American Government Obligations Fund - Class U	0.20%	(a)(b)		626,828
626,828	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.25%	(a)(b)		626,828
626,829	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.23%	(a)(b)		626,829
1,000,000	United States Treasury Bills	0.00%	(b)(c)		987,199

	Total Short Term Investments (Cost $2,869,716)				2,867,684

	Total Investments 99.3% (Cost $14,269,432)				13,876,841
	Other Assets in Excess of Liabilities 0.7%				88,875

	NET ASSETS 100.0%				$13,965,716

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Affiliated Mutual Funds	73.1%
Short Term Investments	20.5%
US Government and Agency Obligations	5.7%
Other Assets and Liabilities	0.7%

100.0%

(a)	Seven-day yield as of period end

(b)	All or a portion of this security is owned by DoubleLine Multi-Asset Trend Ltd., which is a wholly-owned subsidiary of the DoubleLine Multi-Asset Trend Fund.

(c)	All or a portion of this security has been pledged as collateral.

130	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2022

Swap Agreements

Excess Return Swaps
Reference Entity	Counterparty	Long/Short	Financing Rate	Entry Fee(3)	Exit Fee(4)	Payment Frequency	Termination Date	Notional Amount	Unrealized Appreciation (Depreciation) / Value
BNP Paribas Multi-Asset Trend Index ER USD Commodity Sub-Basket(2)	BNP Paribas	Long	0.00%	0.05%	0.05%	Termination	04/12/2023	4,284,644	$1,910
BNP Paribas Multi-Asset Trend Index ER USD Commodity Sub-Basket(2)	BNP Paribas	Long	0.00%	0.05%	0.05%	Termination	05/18/2022	329,588	147
BNP Paribas Multi-Asset Trend Index ER USD ex-Commodity Sub-Basket(1)	BNP Paribas	Long	0.00%	0.05%	0.05%	Termination	05/18/2022	670,412	(497)
BNP Paribas Multi-Asset Trend Index ER USD ex-Commodity Sub-Basket(1)	BNP Paribas	Long	0.00%	0.05%	0.05%	Termination	04/12/2023	8,715,356	(6,461)

									$(4,901)

(1)

The BNP Paribas Multi-Asset Trend Index aims to generate excess return by using a trend following strategy and to offer diversification in a multi-asset class universe. Ex-Commodity Sub-Basket Swap represents a swap on a basket of indices without commodities. Information on the sector constituents as of March 31, 2022, is available on the BNP Paribas website https://marketing-indx.bnpparibas.com/multi-asset-trend/.

(2)

All or a portion of this security is owned by DoubleLine Multi-Asset Trend Ltd., which is a wholly-owned subsidiary of the DoubleLine Multi-Asset Trend Fund. The BNP Paribas Multi-Asset Trend Index aims to generate excess return by using a trend following strategy and to offer diversification in a multi-asset class universe. Commodity Sub-Basket Swap represents a swap on a basket of commodity indices. Information on the sector constituents as of March 31, 2022, is available on the BNP Paribas website https://marketing-indx.bnpparibas.com/multi-asset-trend/.

(3)	Entry fee incurs when the Fund puts on new swap exposure. It is a trading cost and incorporated in the cost of the swap.

(4)	Exit fee incurs when the Fund terminates the swap exposure. It is incorporated into daily valuation of the swap.

Affiliated Mutual Funds

A summary of the DoubleLine Multi-Asset Trend Fund’s investments in affiliated mutual funds for the year ended March 31, 2022 is as follows:

Fund	Value at March 31, 2021	Gross Purchases	Gross Sales	Shares Held at March 31, 2022	Value at March 31, 2022	Change in Unrealized for the Year Ended March 31, 2022	Dividend Income Earned for the Year Ended March 31, 2022	Net Realized Gain (Loss) for the Year Ended March 31, 2022
DoubleLine Low Duration Bond Fund (Class I)	$4,985,000	$1,880,000	$—	689,286	$6,665,392	$(199,608)	$94,936	$—
DoubleLine Floating Rate Fund (Class I)	1,495,283	554,000	—	215,135	2,026,569	(22,714)	59,207	—
Doubleline Income Fund (Class I)	1,495,166	554,000	(400,000)	176,467	1,521,146	(113,181)	83,375	(14,839)

	$7,975,449	$2,988,000	$(400,000)	1,080,888	$10,213,107	$(335,503)	$237,518	$(14,839)

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2022	131

Statements of Assets and Liabilities	March 31, 2022

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund

ASSETS
Investments in Unaffiliated Securities, at Value *	$42,682,203,205	$9,249,929,473	$746,541,019	$14,849,020	$7,139,058,308	$358,425,713
Investments in Affiliated Mutual Funds, at Value *	—	694,354,062	—	4,316,898	—	—
Short Term Investments *	1,206,935,220	412,852,204	7,591,302	10,170,671	150,599,413	27,565,499
Cash	15,042,252	2,867,676	—	—	154,510	336,664
Foreign Currency, at Value *	—	—	—	—	—	—
Receivable for Investments Sold	499,290,093	113,498,456	20,341,282	—	12,897,064	6,741,496
Interest and Dividends Receivable	134,313,956	46,378,388	8,668,282	98,324	21,230,069	2,215,437
Receivable for Fund Shares Sold	99,443,884	27,511,983	4,852,939	103,021	31,005,209	1,249,454
Prepaid Expenses and Other Assets	318,901	67,562	25,296	18,430	116,474	36,574
Deposit at Broker for Futures	—	—	—	758,155	—	—
Cash Collateral for Swaps	—	—	—	260,000	—	—
Net Unrealized Appreciation on Swaps	—	—	—	—	—	—
Variation Margin Receivable	—	—	—	—	—	—
Due from Advisor (See Note 3)	—	—	—	—	—	—
Total Assets	44,637,547,511	10,547,459,804	788,020,120	30,574,519	7,355,061,047	396,570,837

LIABILITIES
Payable for Investments Purchased	374,706,983	134,791,108	25,649,249	—	22,181,524	15,463,343
Payable for Fund Shares Redeemed	120,128,095	18,278,734	1,076,123	41,397	16,152,629	1,177,293
Distribution Payable	31,371,422	8,901,580	668,011	132,639	2,233,177	651,730
Investment Advisory Fees Payable	15,360,545	3,278,261	484,274	12,256	2,208,500	160,407
Sub-Transfer Agent Expenses Payable	3,972,748	634,240	104,963	3,475	366,892	28,166
Distribution Fees Payable	2,446,877	154,488	10,596	4,419	844,830	15,692
Administration, Fund Accounting and Custodian Fees Payable	2,183,505	699,225	54,318	9,160	424,221	92,189
Transfer Agent Expenses Payable	1,595,904	368,657	38,474	1,630	239,669	11,562
Trustees Fees Payable (See Note 8)	1,251,992	233,316	25,046	5,059	137,431	10,154
Accrued Expenses	892,317	215,995	36,636	6,485	64,615	14,632
Professional Fees Payable	411,118	194,455	76,548	50,859	92,717	48,302
Net Unrealized Depreciation on Unfunded Loan Commitments	—	5,760	—	—	—	6,798
Interest Expense Payable	—	—	7,660	—	1,263	10,581
Variation Margin Payable	—	—	—	165,874	—	—
Net Unrealized Depreciation on Swaps	—	—	—	125,849	—	—
Payable to Broker for Swaps	—	—	—	125,821	—	—
Foreign Currency Due to Custodian, at Value *	—	—	—	47,832	—	—
Net Unrealized Depreciation on Forward Currency Exchange Contracts	—	—	—	—	—	—
Total Liabilities	554,321,506	167,755,819	28,231,898	732,755	44,947,468	17,690,849
Commitments and Contingencies (See Note 2)
Net Assets	$44,083,226,005	$10,379,703,985	$759,788,222	$29,841,764	$7,310,113,579	$378,879,988

NET ASSETS CONSIST OF:
Paid-in Capital	$50,644,356,526	$11,032,321,221	$910,889,955	$36,649,082	$7,658,627,096	$420,895,139
Undistributed (Accumulated) Net Investment Income (Loss)	(13,145,226)	(1,665,971)	2,672,650	(129,844)	294,082	40,435
Accumulated Net Realized Gain (Loss) on Investments	(3,616,506,933)	(126,162,252)	(47,348,048)	(5,949,302)	(95,436,058)	(39,385,293)
Net Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	(2,931,477,849)	(487,266,921)	(106,426,335)	(1,123,762)	(253,379,218)	(2,663,495)
Investments in Affiliated Mutual Funds	—	(37,516,183)	—	(294,163)	—	—
Short Term Investments	(513)	(149)	—	(6,055)	7,677	—
Unfunded Loan Commitments	—	(5,760)	—	—	—	(6,798)
Foreign Currency	—	—	—	155	—	—
Forwards	—	—	—	—	—	—
Futures	—	—	—	821,502	—	—
Swaps	—	—	—	(125,849)	—	—
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	—	—	—
Total Distributable Earnings (Loss) (See Note 6)	(6,561,130,521)	(652,617,236)	(151,101,733)	(6,807,318)	(348,513,517)	(42,015,151)
Net Assets	$44,083,226,005	$10,379,703,985	$759,788,222	$29,841,764	$7,310,113,579	$378,879,988

*Identified Cost:
Investments in Unaffiliated Securities	$45,613,681,054	$9,737,196,394	$852,967,354	$15,972,782	$7,392,437,526	$361,089,208
Investments in Affiliated Mutual Funds	—	731,870,245	—	4,611,061	—	—
Short Term Investments	1,206,935,733	412,852,353	7,591,302	10,176,726	150,591,736	27,565,499
Foreign Currency (Due to Custodian)	—	—	—	(47,987)	—	—

Class I (unlimited shares authorized):
Net Assets	$37,399,379,025	$9,843,188,636	$721,060,417	$27,032,733	$6,224,936,972	$333,517,957
Shares Outstanding	3,806,850,595	952,805,211	74,269,699	2,808,104	643,471,210	35,402,680
Net Asset Value, Offering and Redemption Price per Share	$9.82	$10.33	$9.71	$9.63	$9.67	$9.42

Class N (unlimited shares authorized):
Net Assets	$4,972,381,223	$443,006,053	$38,727,805	$—	$1,043,810,943	$45,362,031
Shares Outstanding	506,350,638	42,917,799	3,986,407	—	107,983,505	4,805,790
Net Asset Value, Offering and Redemption Price per Share	$9.82	$10.32	$9.71	$—	$9.67	$9.44

Class A (unlimited shares authorized):
Net Assets	$—	$—	$—	$2,809,031	$—	$—
Shares Outstanding	—	—	—	291,358	—	—
Net Asset Value, Offering Price per Share	$—	$—	$—	$10.05	$—	$—
Net Asset Value, Redemption Price per Share	$—	$—	$—	$9.64	$—	$—

Class R6 (unlimited shares authorized):
Net Assets	$1,711,465,757	$93,509,296	$—	$—	$41,365,664	$—
Shares Outstanding	174,179,997	9,050,108	—	—	4,275,537	—
Net Asset Value, Offering and Redemption Price per Share	$9.83	$10.33	$—	$—	$9.67	$—

132	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2022

	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund

ASSETS
Investments in Unaffiliated Securities, at Value *	$7,804,099,008	$1,128,455,329	$248,965,266	$57,034,690	$—	$255,202,689
Investments in Affiliated Mutual Funds, at Value *	—	—	—	—	—	—
Short Term Investments *	333,627,649	98,112,722	12,925,366	3,627,911	232,178,930	15,292,593
Cash	844,240	98,428	—	—	—	—
Foreign Currency, at Value *	—	—	—	—	—	4,666,677
Receivable for Investments Sold	40,077,260	3,489,360	—	—	—	—
Interest and Dividends Receivable	23,119,185	7,203,105	2,158,893	144,052	1,224	1,920,115
Receivable for Fund Shares Sold	15,733,943	2,447,823	1,256,745	39,531	292,450	185,078
Prepaid Expenses and Other Assets	59,566	41,048	24,107	14,006	21,290	19,860
Deposit at Broker for Futures	—	—	—	975,670	—	—
Cash Collateral for Swaps	—	—	—	—	—	—
Net Unrealized Appreciation on Swaps	248,854,116	—	—	—	15,715,969	—
Variation Margin Receivable	—	—	—	131,250	—	—
Due from Advisor (See Note 3)	—	—	—	—	—	—
Total Assets	8,466,414,967	1,239,847,815	265,330,377	61,967,110	248,209,863	277,287,012

LIABILITIES
Payable for Investments Purchased	35,740,179	9,172,826	3,622,188	1,512,636	—	—
Payable for Fund Shares Redeemed	10,087,101	2,190,420	336,927	8,148	167,490	—
Distribution Payable	5,308,038	1,216,520	69,004	123,627	—	—
Investment Advisory Fees Payable	2,879,557	632,627	88,877	15,072	201,852	118,868
Sub-Transfer Agent Expenses Payable	802,408	69,194	26,847	4,715	33,084	4,056
Distribution Fees Payable	206,819	98,449	6,560	1,689	6,740	—
Administration, Fund Accounting and Custodian Fees Payable	580,053	179,830	19,065	5,537	11,881	44,850
Transfer Agent Expenses Payable	314,097	40,245	7,317	2,529	6,390	24,342
Trustees Fees Payable (See Note 8)	134,911	23,249	6,011	2,066	8,347	17,349
Accrued Expenses	82,766	38,600	6,501	3,572	31,970	33,675
Professional Fees Payable	131,673	51,671	27,239	25,740	37,058	25,507
Net Unrealized Depreciation on Unfunded Loan Commitments	—	2,852	—	—	—	—
Interest Expense Payable	—	—	—	—	—	—
Variation Margin Payable	—	—	—	—	—	—
Net Unrealized Depreciation on Swaps	—	—	—	—	—	—
Payable to Broker for Swaps	403	4,901	—	—	—	—
Foreign Currency Due to Custodian, at Value *	—	—	—	—	—	—
Net Unrealized Depreciation on Forward Currency Exchange Contracts	—	—	—	—	—	43,848
Total Liabilities	56,268,005	13,721,384	4,216,536	1,705,331	504,812	312,495
Commitments and Contingencies (See Note 2)
Net Assets	$8,410,146,962	$1,226,126,431	$261,113,841	$60,261,779	$247,705,051	$276,974,517

NET ASSETS CONSIST OF:
Paid-in Capital	$7,945,361,170	$1,351,872,231	$274,905,824	$67,788,405	$167,466,230	$317,659,749
Undistributed (Accumulated) Net Investment Income (Loss)	(5,063,969)	284,375	(51,825)	(173)	65,298,958	(10,434,050)
Accumulated Net Realized Gain (Loss) on Investments	475,408,279	(50,368,913)	(163,775)	(6,939,549)	(23,011)	(14,385,844)
Net Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	(254,425,190)	(75,606,691)	(13,576,383)	(703,975)	—	(15,642,129)
Investments in Affiliated Mutual Funds	—	—	—	—	—	—
Short Term Investments	12,556	(51,719)	—	(315)	(753,095)	—
Unfunded Loan Commitments	—	(2,852)	—	—	—	—
Foreign Currency	—	—	—	—	—	(148,175)
Forwards	—	—	—	—	—	(43,848)
Futures	—	—	—	117,386	—	—
Swaps	248,854,116	—	—	—	15,715,969	—
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	—	—	(31,186)
Total Distributable Earnings (Loss) (See Note 6)	464,785,792	(125,745,800)	(13,791,983)	(7,526,626)	80,238,821	(40,685,232)
Net Assets	$8,410,146,962	$1,226,126,431	$261,113,841	$60,261,779	$247,705,051	$276,974,517

*Identified Cost:
Investments in Unaffiliated Securities	$8,058,524,198	$1,204,062,020	$262,541,649	$57,738,665	$—	$270,844,818
Investments in Affiliated Mutual Funds	—	—	—	—	—	—
Short Term Investments	333,615,093	98,164,441	12,925,366	3,628,226	232,932,025	15,292,593
Foreign Currency (Due to Custodian)	—	—	—	—	—	4,814,852

Class I (unlimited shares authorized):
Net Assets	$7,828,188,318	$971,542,715	$238,612,707	$54,897,416	$223,798,805	$276,558,368
Shares Outstanding	466,115,804	105,466,235	25,397,003	6,211,090	17,824,700	29,856,261
Net Asset Value, Offering and Redemption Price per Share	$16.79	$9.21	$9.40	$8.84	$12.56	$9.26

Class N (unlimited shares authorized):
Net Assets	$566,560,433	$142,205,483	$22,501,134	$5,364,363	$23,906,246	$416,149
Shares Outstanding	33,761,916	15,448,821	2,391,000	608,586	1,924,076	45,090
Net Asset Value, Offering and Redemption Price per Share	$16.78	$9.20	$9.41	$8.81	$12.42	$9.23

Class A (unlimited shares authorized):
Net Assets	$—	$—	$—	$—	$—	$—
Shares Outstanding	—	—	—	—	—	—
Net Asset Value, Offering Price per Share	$—	$—	$—	$—	$—	$—
Net Asset Value, Redemption Price per Share	$—	$—	$—	$—	$—	$—

Class R6 (unlimited shares authorized):
Net Assets	$15,398,211	$112,378,233	$—	$—	$—	$—
Shares Outstanding	916,532	12,195,161	—	—	—	—
Net Asset Value, Offering and Redemption Price per Share	$16.80	$9.21	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2022	133

Statements of Assets and Liabilities (Cont.)

	DoubleLine Infrastructure Income Fund	DoubleLine Ultra Short Bond Fund	DoubleLine Shiller Enhanced International CAPE®	DoubleLine Real Estate and Income Fund	DoubleLine Emerging Markets Local Currency Bond Fund	DoubleLine Income Fund

ASSETS
Investments in Unaffiliated Securities, at Value *	$497,006,503	$9,244,103	$84,193,912	$14,624,202	$8,971,954	$93,647,886
Investments in Affiliated Mutual Funds, at Value *	—	—	8,152,161	—	—	—
Short Term Investments *	25,412,968	6,403,396	12,526,596	436,532	295,398	7,151,998
Cash	544,612	—	—	—	1,288	—
Foreign Currency, at Value *	—	—	—	—	11,570	—
Receivable for Investments Sold	—	—	4,378	—	—	860,287
Interest and Dividends Receivable	2,797,379	17,535	343,769	59,762	131,967	545,573
Receivable for Fund Shares Sold	11,007	1,450,039	1,552,669	2,919	—	613,869
Prepaid Expenses and Other Assets	5,264	5,653	20,080	13,985	20,952	32,301
Deposit at Broker for Futures	—	—	—	—	—	—
Cash Collateral for Swaps	—	—	—	—	—	—
Net Unrealized Appreciation on Swaps	—	—	3,474,146	1,709,321	—	—
Variation Margin Receivable	—	—	—	—	—	—
Due from Advisor (See Note 3)	—	8,361	—	53,840	—	—
Total Assets	525,777,733	17,129,087	110,267,711	16,900,561	9,433,129	102,851,914

LIABILITIES
Payable for Investments Purchased	287,418	—	1,178,918	—	43	—
Payable for Fund Shares Redeemed	83,383	1,898,100	75,911	511	—	100,096
Distribution Payable	1,360,837	—	64,463	1,202	—	69,593
Investment Advisory Fees Payable	227,130	—	7,097	—	10,645	27,003
Sub-Transfer Agent Expenses Payable	21,234	8,225	12,173	3,896	715	4,633
Distribution Fees Payable	2,637	575	2,200	1,251	348	5,132
Administration, Fund Accounting and Custodian Fees Payable	44,594	15,554	20,070	10,240	8,067	21,855
Transfer Agent Expenses Payable	18,354	6,302	2,335	699	505	4,240
Trustees Fees Payable (See Note 8)	11,712	4,159	1,613	2,381	642	1,356
Accrued Expenses	12,775	2,427	6,786	11,909	6,845	21,312
Professional Fees Payable	24,399	23,814	29,744	24,529	40,728	27,034
Net Unrealized Depreciation on Unfunded Loan Commitments	—	—	—	—	—	—
Interest Expense Payable	—	—	—	—	—	—
Variation Margin Payable	—	—	—	—	—	—
Net Unrealized Depreciation on Swaps	—	—	—	—	—	—
Payable to Broker for Swaps	—	—	—	—	—	—
Foreign Currency Due to Custodian, at Value *	—	—	—	—	—	—
Net Unrealized Depreciation on Forward Currency Exchange Contracts	—	—	8,412,879	—	—	—
Total Liabilities	2,094,473	1,959,156	9,814,189	56,618	68,538	282,254
Commitments and Contingencies (See Note 2)
Net Assets	$523,683,260	$15,169,931	$100,453,522	$16,843,943	$9,364,591	$102,569,660

NET ASSETS CONSIST OF:
Paid-in Capital	$547,502,853	$15,256,507	$107,456,852	$15,792,293	$10,482,451	$116,625,358
Undistributed (Accumulated) Net Investment Income (Loss)	(691,589)	(3,635)	667	(814)	(79,680)	(70,618)
Accumulated Net Realized Gain (Loss) on Investments	1,296,056	(26,516)	1,113,521	(125,111)	(277,816)	(3,674,156)
Net Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	(24,424,060)	(40,659)	(3,002,323)	(531,746)	(761,078)	(10,310,924)
Investments in Affiliated Mutual Funds	—	—	(176,610)	—	—	—
Short Term Investments	—	(15,766)	148	—	—	—
Unfunded Loan Commitments	—	—	—	—	—	—
Foreign Currency	—	—	—	—	(103)	—
Forwards	—	—	(8,412,879)	—	—	—
Futures	—	—	—	—	—	—
Swaps	—	—	3,474,146	1,709,321	—	—
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	—	817	—
Total Distributable Earnings (Loss) (See Note 6)	(23,819,593)	(86,576)	(7,003,330)	1,051,650	(1,117,860)	(14,055,698)
Net Assets	$523,683,260	$15,169,931	$100,453,522	$16,843,943	$9,364,591	$102,569,660

*Identified Cost:
Investments in Unaffiliated Securities	$521,430,563	$9,284,762	$87,196,235	$15,155,948	$9,733,032	$103,958,810
Investments in Affiliated Mutual Funds	—	—	8,328,771	—	—	—
Short Term Investments	25,412,968	6,419,162	12,526,448	436,532	295,398	7,151,998
Foreign Currency (Due to Custodian)	—	—	—	—	11,673	—

Class I (unlimited shares authorized):
Net Assets	$521,889,027	$14,034,299	$94,442,657	$14,665,704	$9,237,902	$89,731,911
Shares Outstanding	53,983,606	1,404,406	7,228,349	1,079,818	1,037,125	10,411,808
Net Asset Value, Offering and Redemption Price per Share	$9.67	$9.99	$13.07	$13.58	$8.91	$8.62

Class N (unlimited shares authorized):
Net Assets	$1,794,233	$1,135,632	$6,010,865	$2,178,239	$126,689	$12,837,749
Shares Outstanding	185,443	113,510	459,915	159,968	14,236	1,487,689
Net Asset Value, Offering and Redemption Price per Share	$9.68	$10.00	$13.07	$13.62	$8.90	$8.63

Class A (unlimited shares authorized):
Net Assets	$—	$—	$—	$—	$—	$—
Shares Outstanding	—	—	—	—	—	—
Net Asset Value, Offering Price per Share	$—	$—	$—	$—	$—	$—
Net Asset Value, Redemption Price per Share	$—	$—	$—	$—	$—	$—

Class R6 (unlimited shares authorized):
Net Assets	$—	$—	$—	$—	$—	$—
Shares Outstanding	—	—	—	—	—	—
Net Asset Value, Offering and Redemption Price per Share	$—	$—	$—	$—	$—	$—

134	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2022

DoubleLine Multi-Asset Trend Fund (Consolidated)

ASSETS
Investments in Unaffiliated Securities, at Value *	$796,050
Investments in Affiliated Mutual Funds, at Value *	10,213,107
Short Term Investments *	2,867,684
Cash	—
Foreign Currency, at Value *	—
Receivable for Investments Sold	—
Interest and Dividends Receivable	24,873
Receivable for Fund Shares Sold	23,041
Prepaid Expenses and Other Assets	81,774
Deposit at Broker for Futures	—
Cash Collateral for Swaps	—
Net Unrealized Appreciation on Swaps	—
Variation Margin Receivable	—
Due from Advisor (See Note 3)	9,026
Total Assets	14,015,555

LIABILITIES
Payable for Investments Purchased	—
Payable for Fund Shares Redeemed	183
Distribution Payable	344
Investment Advisory Fees Payable	—
Sub-Transfer Agent Expenses Payable	4,207
Distribution Fees Payable	153
Administration, Fund Accounting and Custodian Fees Payable	3,641
Transfer Agent Expenses Payable	611
Trustees Fees Payable (See Note 8)	257
Accrued Expenses	8,670
Professional Fees Payable	26,872
Net Unrealized Depreciation on Unfunded Loan Commitments	—
Interest Expense Payable	—
Variation Margin Payable	—
Net Unrealized Depreciation on Swaps	4,901
Payable to Broker for Swaps	—
Foreign Currency Due to Custodian, at Value *	—
Net Unrealized Depreciation on Forward Currency Exchange Contracts	—
Total Liabilities	49,839
Commitments and Contingencies (See Note 2)
Net Assets	$13,965,716

NET ASSETS CONSIST OF:
Paid-in Capital	$13,329,966
Undistributed (Accumulated) Net Investment Income (Loss)	1,904,599
Accumulated Net Realized Gain (Loss) on Investments	(871,357)
Net Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	(30,505)
Investments in Affiliated Mutual Funds	(360,054)
Short Term Investments	(2,032)
Unfunded Loan Commitments	—
Foreign Currency	—
Forwards	—
Futures	—
Swaps	(4,901)
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—
Total Distributable Earnings (Loss) (See Note 6)	635,750
Net Assets	$13,965,716

*Identified Cost:
Investments in Unaffiliated Securities	$826,555
Investments in Affiliated Mutual Funds	10,573,161
Short Term Investments	2,869,716
Foreign Currency (Due to Custodian)	—

Class I (unlimited shares authorized):
Net Assets	$13,761,035
Shares Outstanding	1,303,210
Net Asset Value, Offering and Redemption Price per Share	$10.56

Class N (unlimited shares authorized):
Net Assets	$204,681
Shares Outstanding	19,386
Net Asset Value, Offering and Redemption Price per Share	$10.56

Class A (unlimited shares authorized):
Net Assets	$—
Shares Outstanding	—
Net Asset Value, Offering Price per Share	$—
Net Asset Value, Redemption Price per Share	$—

Class R6 (unlimited shares authorized):
Net Assets	$—
Shares Outstanding	—
Net Asset Value, Offering and Redemption Price per Share	$—

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2022	135

Statements of Operations	For the Year Ended March 31, 2022

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund

INVESTMENT INCOME
Income:
Interest	$1,574,797,794	$324,608,272	$39,578,185	$774,693	$144,825,308	$13,529,816
Dividends from Unaffiliated Securities	2,293	1,958	11	126,199	614	47
Dividends from Affiliated Mutual Funds	—	15,681,113	—	157,077	—	—
Total Investment Income	1,574,800,087	340,291,343	39,578,196	1,057,969	144,825,922	13,529,863
Expenses:
Investment Advisory Fees	195,068,766	45,859,149	6,415,121	286,277	25,884,860	1,683,898
Sub-Transfer Agent Expenses - Class I	20,359,283	3,033,062	539,683	15,864	1,627,666	80,112
Sub-Transfer Agent Expenses - Class N	2,505,152	140,148	29,423	—	300,952	5,664
Sub-Transfer Agent Expenses - Class A	—	—	—	1,443	—	—
Distribution Fees - Class N	12,898,461	1,252,464	110,711	—	2,869,560	56,105
Distribution Fees - Class A	—	—	—	5,861	—	—
Administration, Fund Accounting and Custodian Fees	6,537,886	2,015,754	151,695	26,462	1,164,670	187,022
Transfer Agent Expenses	4,558,568	1,055,306	73,547	223	686,650	27,809
Professional Fees	1,217,452	416,983	123,460	94,223	256,923	85,571
Registration Fees	881,249	200,852	60,897	38,565	209,824	47,761
Shareholder Reporting Expenses	663,343	105,114	5,301	13,581	77,655	16,931
Insurance Expenses	629,123	148,562	13,373	329	90,664	903
Trustees Fees	509,433	121,626	6,433	412	73,160	2,835
Miscellaneous Expenses	423,965	108,878	21,642	1,545	53,911	9,409
Interest Expense	—	—	—	—	—	10,435
Total Expenses	246,252,681	54,457,898	7,551,286	484,785	33,296,495	2,214,455
Less: Investment Advisory Fees (Waived)	—	(5,064,153)	—	(23,868)	—	—
Less: Other Fees (Reimbursed)/Recouped	—	—	—	(132,394)	—	—
Net Expenses	246,252,681	49,393,745	7,551,286	328,523	33,296,495	2,214,455

Net Investment Income (Loss)	1,328,547,406	290,897,598	32,026,910	729,446	111,529,427	11,315,408

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:

Investments in Unaffiliated Securities	(377,079,483)	(32,000,978)	8,857,265	13,722	(10,821,857)	116,926

Investments in Affiliated Mutual Funds	—	(16,387,929)	—	(9,249)	—	—

Foreign Currency	—	—	—	(1,422)	—	—

Forwards	—	—	—	—	—	—

Futures	—	—	—	(733,651)	—	—

Swaps	—	—	—	2,422,666	—	—

Capital Gain Distributions from Investment Companies	—	7,338,378	—	3,784	—	—

Net Change in Unrealized Appreciation (Depreciation) on:

Investments in Unaffiliated Securities	(2,357,612,969)	(536,093,567)	(78,818,040)	(690,170)	(210,374,714)	(4,187,070)

Investments in Affiliated Mutual Funds	—	(57,328,559)	—	(244,007)	—	—

Short Term Investments	11,329	(2,304)	—	(6,635)	2,950	—

Unfunded Loan Commitments	—	(5,760)	—	—	—	(6,798)

Foreign Currency	—	—	—	155	—	—

Forwards	—	—	—	—	—	—

Futures	—	—	—	817,094	—	—

Swaps	—	—	—	(1,625,107)	—	—
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	—	—	—
Net Realized and Unrealized Gain (Loss) on Investments	(2,734,681,123)	(634,480,719)	(69,960,775)	(52,820)	(221,193,621)	(4,076,942)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,406,133,717)	$(343,583,121)	$(37,933,865)	$676,626	$(109,664,194)	$7,238,466

136	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

For the Year Ended March 31, 2022

	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund

INVESTMENT INCOME
Income:
Interest	$172,207,697	$55,428,718	$5,839,851	$2,570,406	$269,032	$6,306,601
Dividends from Unaffiliated Securities	749	439	6	2	19	21
Dividends from Affiliated Mutual Funds	250,780	125,320	—	—	—	—
Total Investment Income	172,459,226	55,554,477	5,839,857	2,570,408	269,051	6,306,622

Expenses:
Investment Advisory Fees	42,637,745	7,915,813	1,292,450	267,128	1,867,977	3,405,346
Sub-Transfer Agent Expenses - Class I	4,248,468	362,186	218,624	11,607	90,677	—
Sub-Transfer Agent Expenses - Class N	352,527	53,467	24,057	1,248	10,698	—
Sub-Transfer Agent Expenses - Class A	—	—	—	—	—	—
Distribution Fees - Class N	1,795,614	388,188	64,890	14,913	55,930	1,555
Distribution Fees - Class A	—	—	—	—	—	—
Administration, Fund Accounting and Custodian Fees	1,598,677	535,056	66,032	19,490	22,624	159,892
Transfer Agent Expenses	905,032	112,863	22,673	7,342	13,093	73,921
Professional Fees	378,128	103,469	53,027	47,655	80,315	65,145
Registration Fees	171,779	79,592	43,612	37,154	40,053	42,678
Shareholder Reporting Expenses	245,664	35,568	17,652	7,531	8,991	3,690
Insurance Expenses	116,309	19,120	5,276	2,416	4,086	13,382
Trustees Fees	114,459	10,239	3,306	1,052	2,819	7,797
Miscellaneous Expenses	81,145	20,739	15,192	6,796	9,388	13,738
Interest Expense	—	—	—	—	—	—
Total Expenses	52,645,547	9,636,300	1,826,791	424,332	2,206,651	3,787,144
Less: Investment Advisory Fees (Waived)	(203,130)	(197,185)	—	—	—	—
Less: Other Fees (Reimbursed)/Recouped	—	—	(236,853)	(27,645)	129,454	—
Net Expenses	52,442,417	9,439,115	1,589,938	396,687	2,336,105	3,787,144

Net Investment Income (Loss)	120,016,809	46,115,362	4,249,919	2,173,721	(2,067,054)	2,519,478

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments in Unaffiliated Securities	(22,669,083)	2,131,240	446,221	(748,785)	(82,272)	(23,120,073)
Investments in Affiliated Mutual Funds	348,854	(1,930,071)	—	—	—	—
Foreign Currency	—	—	—	—	—	(86,813)
Forwards	—	—	—	—	—	1,015,154
Futures	—	—	—	(664,481)	—	—
Swaps	2,245,518,124	—	—	—	67,428,523	—
Capital Gain Distributions from Investment Companies	—	383,955	—	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	(220,470,819)	(56,418,459)	(12,974,821)	(2,666,764)	—	(20,305,694)
Investments in Affiliated Mutual Funds	(448,307)	(603,524)	—	—	—	—
Short Term Investments	1,323	(51,719)	—	(966)	(801,467)	(156)
Unfunded Loan Commitments	—	(2,852)	—	—	—	—
Foreign Currency	—	—	—	—	—	(243,818)
Forwards	—	—	—	—	—	(1,255,643)
Futures	—	—	—	1,662,001	—	—
Swaps	(1,122,726,045)	—	—	—	20,018,816	—
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	—	—	17,871
Net Realized and Unrealized Gain (Loss) on Investments	879,554,047	(56,491,430)	(12,528,600)	(2,418,995)	86,563,600	(43,979,172)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$999,570,856	$(10,376,068)	$(8,278,681)	$(245,274)	$84,496,546	$(41,459,694)

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2022	137

Statements of Operations (Cont.)

	DoubleLine Infrastructure Income Fund	DoubleLine Ultra Short Bond Fund	DoubleLine Shiller Enhanced International CAPE®	DoubleLine Real Estate and Income Fund	DoubleLine Emerging Markets Local Currency Bond Fund	DoubleLine Income Fund

INVESTMENT INCOME
Income:
Interest	$18,305,994	$681,922	$1,919,028	$259,580	$424,861	$6,698,736
Dividends from Unaffiliated Securities	33	1	3	1	—	22
Dividends from Affiliated Mutual Funds	—	—	220,576	—	—	—
Total Investment Income	18,306,027	681,923	2,139,607	259,581	424,861	6,698,758

Expenses:
Investment Advisory Fees	2,861,864	240,523	425,134	73,048	72,275	644,403
Sub-Transfer Agent Expenses - Class I	73,865	14,745	56,962	—	—	56,633
Sub-Transfer Agent Expenses - Class N	1,301	143	5,196	—	—	4,300
Sub-Transfer Agent Expenses - Class A	—	—	—	—	—	—
Distribution Fees - Class N	24,766	4,463	19,543	5,831	286	17,566
Distribution Fees - Class A	—	—	—	—	—	—
Administration, Fund Accounting and Custodian Fees	130,229	40,093	67,077	20,038	11,458	72,503
Transfer Agent Expenses	54,067	21,769	2,527	139	627	12,123
Professional Fees	54,689	47,987	59,606	94,024	42,149	50,116
Registration Fees	46,179	40,281	37,945	28,653	41,000	67,458
Shareholder Reporting Expenses	3,039	2,078	6,163	54,836	14,530	6,067
Insurance Expenses	10,208	4,682	1,641	886	649	3,081
Trustees Fees	7,177	1,490	792	244	234	1,720
Miscellaneous Expenses	10,887	7,619	8,916	5,779	81,652	9,150
Interest Expense	—	—	—	—	—	—
Total Expenses	3,278,271	425,873	691,502	283,478	264,860	945,120
Less: Investment Advisory Fees (Waived)	—	—	(32,064)	—	—	—
Less: Other Fees (Reimbursed)/Recouped	—	(37,343)	(119,319)	(172,146)	(177,851)	(89,934)
Net Expenses	3,278,271	388,530	540,119	111,332	87,009	855,186

Net Investment Income (Loss)	15,027,756	293,393	1,599,488	148,249	337,852	5,843,572

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments in Unaffiliated Securities	2,637,761	277,125	(266,011)	(118,190)	(501,621)	(1,183,472)
Investments in Affiliated Mutual Funds	—	—	(943)	—	—	—
Foreign Currency	—	—	(48,015)	—	(3,938)	—
Forwards	—	—	2,972,091	—	—	—
Futures	—	—	—	—	—	—
Swaps	—	—	12,922,077	2,302,175	—	—
Capital Gain Distributions from Investment Companies	—	—	—	—	—	—

Net Change in Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	(42,113,007)	(549,254)	(2,703,861)	(73,747)	(216,975)	(7,428,022)
Investments in Affiliated Mutual Funds	—	—	(100,066)	—	—	—
Short Term Investments	—	(19,741)	148	(9)	—	—
Unfunded Loan Commitments	—	—	—	—	—	—
Foreign Currency	—	—	14,468	—	2,625	—
Forwards	—	—	(10,007,374)	—	—	—
Futures	—	—	—	—	—	—
Swaps	—	—	(4,705,672)	935,612	—	—
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	—	3,711	—
Net Realized and Unrealized Gain (Loss) on Investments	(39,475,246)	(291,870)	(1,923,158)	3,045,841	(716,198)	(8,611,494)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(24,447,490)	$1,523	$(323,670)	$3,194,090	$(378,346)	$(2,767,922)

138	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

For the Year Ended March 31, 2022

DoubleLine Multi-Asset Trend Fund (Consolidated)

INVESTMENT INCOME
Income:
Interest	$11,803
Dividends from Unaffiliated Securities	—
Dividends from Affiliated Mutual Funds	237,518
Total Investment Income	249,321

Expenses:
Investment Advisory Fees	61,398
Sub-Transfer Agent Expenses - Class I	4,538
Sub-Transfer Agent Expenses - Class N	72
Sub-Transfer Agent Expenses - Class A	—
Distribution Fees - Class N	424
Distribution Fees - Class A	—
Administration, Fund Accounting and Custodian Fees	2,719
Transfer Agent Expenses	605
Professional Fees	541,331
Registration Fees	51,365
Shareholder Reporting Expenses	2,979
Insurance Expenses	695
Trustees Fees	351
Miscellaneous Expenses	11,499
Interest Expense	—
Total Expenses	677,976
Less: Investment Advisory Fees (Waived)	(37,576)
Less: Other Fees (Reimbursed)/Recouped	(596,575)
Net Expenses	43,825

Net Investment Income (Loss)	205,496

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net Realized Gain (Loss) on:

Investments in Unaffiliated Securities	(69,054)

Investments in Affiliated Mutual Funds	(14,839)

Foreign Currency	—

Forwards	—

Futures	—

Swaps	1,156,592

Capital Gain Distributions from Investment Companies	—

Net Change in Unrealized Appreciation (Depreciation) on:

Investments in Unaffiliated Securities	(29,567)

Investments in Affiliated Mutual Funds	(335,503)

Short Term Investments	(2,032)

Unfunded Loan Commitments	—

Foreign Currency	—

Forwards	—

Futures	—

Swaps	105,728

Translation of Other Assets and Liabilities Denominated in Foreign Currency	—
Net Realized and Unrealized Gain (Loss) on Investments	811,325

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,016,821

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2022	139

Statements of Changes in Net Assets

	DoubleLine Total Return Bond Fund		DoubleLine Core Fixed Income Fund
	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021

OPERATIONS
Net Investment Income (Loss)	$1,328,547,406	$1,495,649,704	$290,897,598	$328,772,264
Net Realized Gain (Loss) on Investments	(377,079,483)	354,582,284	(41,050,529)	146,871,523
Net Change in Unrealized Appreciation (Depreciation) on Investments	(2,357,601,640)	(225,740,115)	(593,430,190)	305,873,921
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,406,133,717)	1,624,491,873	(343,583,121)	781,517,708

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(1,304,248,878)	(1,440,714,673)	(339,097,107)	(340,227,253)
Class N	(148,054,826)	(175,246,703)	(14,302,746)	(16,648,222)
Class R6	(52,696,082)	(42,593,822)	(3,260,320)	(2,469,637)

Total Distributions to Shareholders	(1,504,999,786)	(1,658,555,198)	(356,660,173)	(359,345,112)

NET SHARE TRANSACTIONS
Class I	(3,028,340,095)	(1,720,587,817)	(264,472,997)	(345,983,150)
Class N	50,217,226	(1,330,244,161)	(72,164,125)	(186,475,052)
Class R6	(247,835,129)	2,063,289,956	(4,878,422)	(12,542,152)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(3,225,957,998)	(987,542,022)	(341,515,544)	(545,000,354)

Total Increase (Decrease) in Net Assets	$(6,137,091,501)	$(1,021,605,347)	$(1,041,758,838)	$(122,827,758)

NET ASSETS
Beginning of Period	$50,220,317,506	$51,241,922,853	$11,421,462,823	$11,544,290,581
End of Period	$44,083,226,005	$50,220,317,506	$10,379,703,985	$11,421,462,823

140	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

	DoubleLine Emerging Markets Fixed Income Fund		DoubleLine Multi-Asset Growth Fund (Consolidated)
	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021

OPERATIONS
Net Investment Income (Loss)	$32,026,910	$33,379,552	$729,446	$768,409
Net Realized Gain (Loss) on Investments	8,857,265	(13,379,899)	1,695,850	3,852,026
Net Change in Unrealized Appreciation (Depreciation) on Investments	(78,818,040)	167,023,637	(1,748,670)	4,122,901
Net Increase (Decrease) in Net Assets Resulting from Operations	(37,933,865)	187,023,290	676,626	8,743,336

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(30,244,533)	(32,468,237)	(810,397)	(1,020,812)
Class N	(1,537,287)	(2,536,995)	—	—
Class A	—	—	(76,102)	(41,574)

Total Distributions to Shareholders	(31,781,820)	(35,005,232)	(886,499)	(1,062,386)

NET SHARE TRANSACTIONS
Class I	(12,661,334)	(91,895,291)	664,045	4,256,392
Class N	(2,685,524)	(93,646,488)	—	—
Class A	—	—	1,338,028	(20,174,214)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(15,346,858)	(185,541,779)	2,002,073	(15,917,822)

Total Increase (Decrease) in Net Assets	$(85,062,543)	$(33,523,721)	$1,792,200	$(8,236,872)

NET ASSETS
Beginning of Period	$844,850,765	$878,374,486	$28,049,564	$36,286,436
End of Period	$759,788,222	$844,850,765	$29,841,764	$28,049,564

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2022	141

Statements of Changes in Net Assets (Cont.)

	DoubleLine Low Duration Bond Fund		DoubleLine Floating Rate Fund
	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021

OPERATIONS
Net Investment Income (Loss)	$111,529,427	$134,558,433	$11,315,408	$7,193,681
Net Realized Gain (Loss) on Investments	(10,821,857)	17,030,266	116,926	(6,308,006)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(210,371,764)	300,341,768	(4,193,868)	28,928,530
Net Increase (Decrease) in Net Assets Resulting from Operations	(109,664,194)	451,930,467	7,238,466	29,814,205

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(101,092,204)	(114,741,261)	(10,558,023)	(6,263,887)
Class N	(15,762,508)	(23,679,320)	(729,492)	(940,041)
Class R6	(486,852)	(106,981)	—	—

Total Distributions to Shareholders	(117,341,564)	(138,527,562)	(11,287,515)	(7,203,928)

NET SHARE TRANSACTIONS
Class I	727,641,183	146,121,645	96,729,893	71,421,709
Class N	(117,436,573)	(355,215,427)	27,418,262	(37,788,376)
Class R6	33,847,560	8,277,475	—	—
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	644,052,170	(200,816,307)	124,148,155	33,633,333

Total Increase (Decrease) in Net Assets	$417,046,412	$112,586,598	$120,099,106	$56,243,610

NET ASSETS
Beginning of Period	$6,893,067,167	$6,780,480,569	$258,780,882	$202,537,272
End of Period	$7,310,113,579	$6,893,067,167	$378,879,988	$258,780,882

142	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

	DoubleLine Shiller Enhanced CAPE®		DoubleLine Flexible Income Fund
	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021

OPERATIONS
Net Investment Income (Loss)	$120,016,809	$122,733,565	$46,115,362	$41,473,423
Net Realized Gain (Loss) on Investments	2,223,197,895	906,114,090	585,124	(6,079,043)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,343,643,848)	2,778,330,824	(57,076,554)	163,378,324
Net Increase (Decrease) in Net Assets Resulting from Operations	999,570,856	3,807,178,479	(10,376,068)	198,772,704

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(2,080,915,339)	(118,180,565)	(39,433,771)	(38,100,486)
Class N	(163,927,094)	(13,212,120)	(5,426,185)	(6,924,235)
Class R6	(3,867,477)	(36,655)	(2,800,698)	(6,478)

Total Distributions to Shareholders	(2,248,709,910)	(131,429,340)	(47,660,654)	(45,031,199)

NET SHARE TRANSACTIONS
Class I	817,717,271	365,996,650	(70,300,847)	88,249,395
Class N	(51,013,355)	(1,046,816,736)	(6,255,472)	(104,435,439)
Class R6	5,470,453	11,487,154	117,790,115	658,976
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	772,174,369	(669,332,932)	41,233,796	(15,527,068)

Total Increase (Decrease) in Net Assets	$(476,964,685)	$3,006,416,207	$(16,802,926)	$138,214,437

NET ASSETS
Beginning of Period	$8,887,111,647	$5,880,695,440	$1,242,929,357	$1,104,714,920
End of Period	$8,410,146,962	$8,887,111,647	$1,226,126,431	$1,242,929,357

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2022	143

Statements of Changes in Net Assets (Cont.)

	DoubleLine Low Duration Emerging Markets Fixed Income Fund		DoubleLine Long Duration Total Return Bond Fund
	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021

OPERATIONS
Net Investment Income (Loss)	$4,249,919	$5,147,632	$2,173,721	$2,424,948
Net Realized Gain (Loss) on Investments	446,221	1,240,850	(1,413,266)	26,411
Net Change in Unrealized Appreciation (Depreciation) on Investments	(12,974,821)	11,098,551	(1,005,729)	(13,337,070)
Net Increase (Decrease) in Net Assets Resulting from Operations	(8,278,681)	17,487,033	(245,274)	(10,885,711)

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(5,012,720)	(5,017,973)	(2,016,039)	(7,320,270)
Class N	(489,791)	(540,822)	(158,888)	(1,330,435)

Total Distributions to Shareholders	(5,502,511)	(5,558,795)	(2,174,927)	(8,650,705)

NET SHARE TRANSACTIONS
Class I	35,386,555	24,261,537	(13,558,803)	371,241
Class N	(2,084,966)	7,752,072	(6,260,392)	(6,027,445)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	33,301,589	32,013,609	(19,819,195)	(5,656,204)

Total Increase (Decrease) in Net Assets	$19,520,397	$43,941,847	$(22,239,396)	$(25,192,620)

NET ASSETS
Beginning of Period	$241,593,444	$197,651,597	$82,501,175	$107,693,795
End of Period	$261,113,841	$241,593,444	$60,261,779	$82,501,175

144	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

	DoubleLine Strategic Commodity Fund (Consolidated)		DoubleLine Global Bond Fund
	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021

OPERATIONS
Net Investment Income (Loss)	$(2,067,054)	$(989,836)	$2,519,478	$4,932,688
Net Realized Gain (Loss) on Investments	67,346,251	26,419,888	(22,191,732)	17,480,384
Net Change in Unrealized Appreciation (Depreciation) on Investments	19,217,349	20,175,061	(21,787,440)	7,652,333
Net Increase (Decrease) in Net Assets Resulting from Operations	84,496,546	45,605,113	(41,459,694)	30,065,405

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(22,938,226)	—	(7,721,041)	(13,551,067)
Class N	(2,492,332)	—	(4,977)	(14,995)
Distribution in Excess
Class I	—	—	(273,193)	—
Class N	—	—	(164)	—

Total Distributions to Shareholders	(25,430,558)	—	(7,999,375)	(13,566,062)

NET SHARE TRANSACTIONS
Class I	19,698,287	(3,500,104)	(461,092,866)	(446,469,475)
Class N	(2,829,419)	(12,494,154)	(352,967)	(1,657,296)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	16,868,868	(15,994,258)	(461,445,833)	(448,126,771)

Total Increase (Decrease) in Net Assets	$75,934,856	$29,610,855	$(510,904,902)	$(431,627,428)

NET ASSETS
Beginning of Period	$171,770,195	$142,159,340	$787,879,419	$1,219,506,847
End of Period	$247,705,051	$171,770,195	$276,974,517	$787,879,419

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2022	145

Statements of Changes in Net Assets (Cont.)

	DoubleLine Infrastructure Income Fund		DoubleLine Ultra Short Bond Fund
	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021

OPERATIONS
Net Investment Income (Loss)	$15,027,756	$16,322,408	$293,393	$1,082,090
Net Realized Gain (Loss) on Investments	2,637,761	6,296,491	277,125	96,576
Net Change in Unrealized Appreciation (Depreciation) on Investments	(42,113,007)	43,861,165	(568,995)	5,625,569
Net Increase (Decrease) in Net Assets Resulting from Operations	(24,447,490)	66,480,064	1,523	6,804,235

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(18,875,101)	(17,071,218)	(294,594)	(1,061,264)
Class N	(295,204)	(265,623)	(814)	(6,331)
Distribution in Excess
Class I	—	—	(10,847)	—
Class N	—	—	(30)	—

Total Distributions to Shareholders	(19,170,305)	(17,336,841)	(306,285)	(1,067,595)

NET SHARE TRANSACTIONS
Class I	(2,220,651)	15,628,196	(208,281,566)	(15,209,968)
Class N	(7,172,055)	(1,007,397)	(1,462,813)	(259,034)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(9,392,706)	14,620,799	(209,744,379)	(15,469,002)

Total Increase (Decrease) in Net Assets	$(53,010,501)	$63,764,022	$(210,049,141)	$(9,732,362)

NET ASSETS
Beginning of Period	$576,693,761	$512,929,739	$225,219,072	$234,951,434
End of Period	$523,683,260	$576,693,761	$15,169,931	$225,219,072

146	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

	DoubleLine Shiller Enhanced International CAPE®		DoubleLine Real Estate and Income Fund
	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021

OPERATIONS
Net Investment Income (Loss)	$1,599,488	$847,235	$148,249	$1,443,589
Net Realized Gain (Loss) on Investments	15,579,199	717,658	2,183,985	(350,647)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(17,502,357)	20,343,489	861,856	22,584,266
Net Increase (Decrease) in Net Assets Resulting from Operations	(323,670)	21,908,382	3,194,090	23,677,208

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(1,937,019)	(660,125)	(708,174)	(1,540,798)
Class N	(168,600)	(222,248)	(111,112)	(56,918)

Total Distributions to Shareholders	(2,105,619)	(882,373)	(819,286)	(1,597,716)

NET SHARE TRANSACTIONS
Class I	56,718,659	(1,883,300)	(942,524)	(101,849,392)
Class N	(129,739)	(13,415,557)	248,739	(3,165,022)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	56,588,920	(15,298,857)	(693,785)	(105,014,414)

Total Increase (Decrease) in Net Assets	$54,159,631	$5,727,152	$1,681,019	$(82,934,922)

NET ASSETS
Beginning of Period	$46,293,891	$40,566,739	$15,162,924	$98,097,846
End of Period	$100,453,522	$46,293,891	$16,843,943	$15,162,924

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2022	147

Statements of Changes in Net Assets (Cont.)

	DoubleLine Emerging Markets Local Currency Bond Fund		DoubleLine Income Fund
	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021

OPERATIONS
Net Investment Income (Loss)	$337,852	$301,901	$5,843,572	$3,534,534
Net Realized Gain (Loss) on Investments	(505,559)	(102,886)	(1,183,472)	(1,060,457)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(210,639)	720,445	(7,428,022)	12,403,045
Net Increase (Decrease) in Net Assets Resulting from Operations	(378,346)	919,460	(2,767,922)	14,877,122

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(111,300)	(176,174)	(5,720,043)	(3,282,200)
Class N	(1,098)	(1,555)	(354,194)	(74,600)
Distribution in Excess
Class I	—	—	(120,671)	—
Class N	—	—	(7,471)	—

Total Distributions to Shareholders	(112,398)	(177,729)	(6,202,379)	(3,356,800)

NET SHARE TRANSACTIONS
Class I	118,544	206,074	(38,572,939)	55,541,600
Class N	36,436	1,555	11,067,852	1,810,786
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	154,980	207,629	(27,505,087)	57,352,386

Total Increase (Decrease) in Net Assets	$(335,764)	$949,360	$(36,475,388)	$68,872,708

NET ASSETS
Beginning of Period	$9,700,355	$8,750,995	$139,045,048	$70,172,340
End of Period	$9,364,591	$9,700,355	$102,569,660	$139,045,048

148	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

	DoubleLine Multi-Asset Trend Fund (Consolidated)
	Year Ended March 31, 2022	Period Ended March 31, 2021(a)

OPERATIONS
Net Investment Income (Loss)	$205,496	$14,562
Net Realized Gain (Loss) on Investments	1,072,699	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	(261,374)	(136,118)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,016,821	(121,556)

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(241,907)	(15,540)
Class N	(2,986)	(165)

Total Distributions to Shareholders	(244,893)	(15,705)

NET SHARE TRANSACTIONS
Class I	2,452,379	10,682,881
Class N	63,924	131,865
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	2,516,303	10,814,746

Total Increase (Decrease) in Net Assets	$3,288,231	$10,677,485

NET ASSETS
Beginning of Period	$10,677,485	$—
End of Period	$13,965,716	$10,677,485

(a)	Commenced operations on February 26, 2021.

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2022	149

Financial Highlights

			Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Expenses After Investment Advisory Fees (Waived)(d)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Net Investment Income (Loss)(d)

DoubleLine Total Return Bond Fund - Class I:
3/31/2022		$10.46	0.29	(0.60)	(0.31)	(0.33)	—	(0.33)	$9.82	(3.14)%	$37,399,379	0.48%	0.48%	0.48%	2.75%
3/31/2021		$10.46	0.31	0.04	0.35	(0.35)	—	(0.35)	$10.46	3.32%	$42,909,929	0.49%	0.49%	0.49%	2.95%
3/31/2020		$10.53	0.34	(0.03)	0.31	(0.38)	—	(0.38)	$10.46	2.97%	$44,623,760	0.49%	0.48%	0.48%	3.28%
3/31/2019		$10.48	0.36	0.08	0.44	(0.39)	—	(0.39)	$10.53	4.31%	$43,682,910	0.48%	0.48%	0.48%	3.39%
3/31/2018		$10.63	0.32	(0.09)	0.23	(0.38)	—	(0.38)	$10.48	2.19%	$42,992,354	0.47%	0.47%	0.47%	3.04%

DoubleLine Total Return Bond Fund - Class N:
3/31/2022		$10.46	0.26	(0.60)	(0.34)	(0.30)	—	(0.30)	$9.82	(3.38)%	$4,972,381	0.73%	0.73%	0.73%	2.50%
3/31/2021		$10.46	0.29	0.03	0.32	(0.32)	—	(0.32)	$10.46	3.06%	$5,239,001	0.74%	0.74%	0.74%	2.70%
3/31/2020		$10.53	0.32	(0.03)	0.29	(0.36)	—	(0.36)	$10.46	2.71%	$6,552,760	0.73%	0.73%	0.73%	3.03%
3/31/2019		$10.48	0.33	0.08	0.41	(0.36)	—	(0.36)	$10.53	4.05%	$6,831,035	0.73%	0.73%	0.73%	3.14%
3/31/2018		$10.63	0.30	(0.09)	0.21	(0.36)	—	(0.36)	$10.48	1.93%	$8,427,611	0.72%	0.72%	0.72%	2.79%

DoubleLine Total Return Bond Fund - Class R6:
3/31/2022		$10.46	0.29	(0.59)	(0.30)	(0.33)	—	(0.33)	$9.83	(2.99)%	$1,711,466	0.43%	0.43%	0.43%	2.81%
3/31/2021		$10.46	0.31	0.05	0.36	(0.36)	—	(0.36)	$10.46	3.38%	$2,071,388	0.44%	0.44%	0.44%	2.89%
3/31/2020	(b)	$10.66	0.24	(0.18)	0.06	(0.26)	—	(0.26)	$10.46	0.52%	$65,403	0.45%	0.45%	0.45%	3.33%

											For the Year or Period Ended
											3/31/2022	3/31/2021	3/31/2020	3/31/2019	3/31/2018
Portfolio turnover rate for all share classes											89%	91%	31%	28%	22%

(a)  Calculated based on average shares outstanding during the period.

(b)  Commencement of operations on July 31, 2019. Total return is based on operations for a period that is less than a year.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

			Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Expenses After Investment Advisory Fees (Waived)(d)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Net Investment Income (Loss)(d)

DoubleLine Core Fixed Income Fund - Class I:
3/31/2022		$11.01	0.28	(0.62)	(0.34)	(0.31)	(0.03)	(0.34)	$10.33	(3.19)%	$9,843,189	0.46%	0.42%	0.42%	2.55%
3/31/2021		$10.62	0.32	0.42	0.74	(0.33)	(0.02)	(0.35)	$11.01	6.94%	$10,772,238	0.47%	0.42%	0.42%	2.83%
3/31/2020		$10.83	0.36	(0.20)	0.16	(0.37)	—	(0.37)	$10.62	1.42%	$10,724,409	0.47%	0.41%	0.41%	3.30%
3/31/2019		$10.81	0.37	0.02	0.39	(0.37)	—	(0.37)	$10.83	3.71%	$10,672,087	0.47%	0.42%	0.42%	3.42%
3/31/2018		$10.86	0.31	(0.04)	0.27	(0.32)	—	(0.32)	$10.81	2.51%	$9,381,508	0.47%	0.42%	0.42%	2.86%

DoubleLine Core Fixed Income Fund - Class N:
3/31/2022		$11.00	0.25	(0.61)	(0.36)	(0.29)	(0.03)	(0.32)	$10.32	(3.43)%	$443,006	0.71%	0.67%	0.67%	2.30%
3/31/2021		$10.61	0.29	0.42	0.71	(0.30)	(0.02)	(0.32)	$11.00	6.67%	$544,493	0.72%	0.66%	0.66%	2.58%
3/31/2020		$10.82	0.34	(0.20)	0.14	(0.35)	—	(0.35)	$10.61	1.17%	$706,970	0.72%	0.66%	0.66%	3.05%
3/31/2019		$10.80	0.34	0.02	0.36	(0.34)	—	(0.34)	$10.82	3.45%	$841,190	0.72%	0.67%	0.67%	3.15%
3/31/2018		$10.85	0.29	(0.04)	0.25	(0.30)	—	(0.30)	$10.80	2.26%	$1,025,318	0.72%	0.67%	0.67%	2.61%

DoubleLine Core Fixed Income Fund - Class R6:
3/31/2022		$11.01	0.28	(0.61)	(0.33)	(0.32)	(0.03)	(0.35)	$10.33	(3.16)%	$93,509	0.44%	0.39%	0.39%	2.58%
3/31/2021		$10.62	0.32	0.42	0.74	(0.33)	(0.02)	(0.35)	$11.01	6.94%	$104,731	0.44%	0.38%	0.38%	2.88%
3/31/2020	(b)	$11.05	0.24	(0.42)	(0.18)	(0.25)	—	(0.25)	$10.62	(1.72)%	$112,911	0.45%	0.39%	0.39%	3.26%

											For the Year or Period Ended
											3/31/2022	3/31/2021	3/31/2020	3/31/2019	3/31/2018
Portfolio turnover rate for all share classes											177%	155%	43%	66%	77%

(a)   Calculated based on average shares outstanding during the period.

(b)  Commencement of operations on July 31, 2019. Total return is based on operations for a period that is less than a year.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

150	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Expenses After Investment Advisory Fees (Waived)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Net Investment Income (Loss)

DoubleLine Emerging Markets Fixed Income Fund - Class I:
3/31/2022	$10.55	0.39	(0.84)	(0.45)	(0.39)	—	(0.39)	$9.71	(4.46)%	$721,060	0.87%	0.87%	0.87%	3.76%
3/31/2021	$8.83	0.41	1.75	2.16	(0.44)	—	(0.44)	$10.55	24.72%	$799,879	0.89%	0.89%	0.89%	4.06%
3/31/2020	$10.34	0.49	(1.51)	(1.02)	(0.49)	—	(0.49)	$8.83	(10.43)%	$755,648	0.90%	0.90%	0.90%	4.69%
3/31/2019	$10.42	0.41	(0.06)	0.35	(0.41)	(0.02)	(0.43)	$10.34	3.52%	$943,368	0.89%	0.89%	0.89%	3.99%
3/31/2018	$10.50	0.33	0.02	0.35	(0.34)	(0.09)	(0.43)	$10.42	3.30%	$937,978	0.88%	0.88%	0.88%	3.12%

DoubleLine Emerging Markets Fixed Income Fund - Class N:
3/31/2022	$10.55	0.37	(0.85)	(0.48)	(0.36)	—	(0.36)	$9.71	(4.70)%	$38,728	1.12%	1.12%	1.12%	3.51%
3/31/2021	$8.83	0.39	1.74	2.13	(0.41)	—	(0.41)	$10.55	24.38%	$44,972	1.14%	1.14%	1.14%	3.86%
3/31/2020	$10.34	0.47	(1.51)	(1.04)	(0.47)	—	(0.47)	$8.83	(10.68)%	$122,727	1.15%	1.15%	1.15%	4.46%
3/31/2019	$10.43	0.37	(0.06)	0.31	(0.38)	(0.02)	(0.40)	$10.34	3.16%	$164,101	1.14%	1.14%	1.14%	3.66%
3/31/2018	$10.50	0.31	0.02	0.33	(0.31)	(0.09)	(0.40)	$10.43	3.14%	$197,564	1.13%	1.13%	1.13%	2.93%

										For the Year or Period Ended
										3/31/2022	3/31/2021	3/31/2020	3/31/2019	3/31/2018
Portfolio turnover rate for all share classes										51%	81%	37%	66%	78%

(a) Calculated based on average shares outstanding during the period.

		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Expenses After Investment Advisory Fees (Waived)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Net Investment Income (Loss)

DoubleLine Multi-Asset Growth Fund (Consolidated) - Class I:
3/31/2022	$9.68	0.24	—	0.24	(0.29)	—	(0.29)	$9.63	2.43%	$27,033	1.59%	1.51%	1.07%	2.44%
3/31/2021	$7.77	0.22	2.01	2.23	(0.32)	—	(0.32)	$9.68	29.01%	$26,517	1.67%	1.57%	1.05%	2.40%
3/31/2020	$9.17	0.20	(1.30)	(1.10)	(0.30)	—	(0.30)	$7.77	(12.32)%	$16,739	1.22%	1.09%	1.00%	2.53%
3/31/2019	$9.43	0.24	(0.21)	0.03	(0.29)	—	(0.29)	$9.17	0.42%	$44,493	1.12%	1.00%	1.03%	2.58%
3/31/2018	$9.84	0.23	0.43	0.66	(0.27)	(0.80)	(1.07)	$9.43	6.80%	$63,651	1.12%	1.01%	1.02%	2.31%

DoubleLine Multi-Asset Growth Fund (Consolidated) - Class A:
3/31/2022	$9.70	0.22	(0.01)	0.21	(0.27)	—	(0.27)	$9.64	2.10%	$2,809	1.85%	1.77%	1.34%	2.22%
3/31/2021	$7.75	0.19	2.00	2.19	(0.24)	—	(0.24)	$9.70	28.47%	$1,533	1.85%	1.73%	1.30%	2.26%
3/31/2020	$9.13	0.20	(1.30)	(1.10)	(0.28)	—	(0.28)	$7.75	(12.42)%	$19,548	1.38%	1.27%	1.26%	2.13%
3/31/2019	$9.40	0.21	(0.21)	—	(0.27)	—	(0.27)	$9.13	0.07%	$177,602	1.37%	1.24%	1.28%	2.28%
3/31/2018	$9.81	0.21	0.43	0.64	(0.25)	(0.80)	(1.05)	$9.40	6.57%	$153,986	1.37%	1.26%	1.27%	2.08%

										For the Year or Period Ended
										3/31/2022	3/31/2021	3/31/2020	3/31/2019	3/31/2018
Portfolio turnover rate for all share classes										27%	29%	13%	45%	83%

(a) Calculated based on average shares outstanding during the period. (b) Total return does not include the effects of sales charges for Class A.

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2022	151

Financial Highlights (Cont.)

			Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Expenses After Investment Advisory Fees (Waived)(d)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Net Investment Income (Loss)(d)

DoubleLine Low Duration Bond Fund - Class I:
3/31/2022		$9.97	0.15	(0.29)	(0.14)	(0.16)	—	(0.16)	$9.67	(1.42)%	$6,224,937	0.41%	0.41%	0.41%	1.55%
3/31/2021		$9.51	0.20	0.47	0.67	(0.21)	—	(0.21)	$9.97	7.08%	$5,689,932	0.42%	0.42%	0.42%	2.05%
3/31/2020		$9.97	0.30	(0.45)	(0.15)	(0.31)	—	(0.31)	$9.51	(1.59)%	$5,296,795	0.42%	0.41%	0.41%	3.05%
3/31/2019		$9.97	0.31	—	0.31	(0.31)	—	(0.31)	$9.97	3.13%	$5,455,532	0.42%	0.41%	0.41%	3.10%
3/31/2018		$10.04	0.22	(0.04)	0.18	(0.25)	—	(0.25)	$9.97	1.82%	$4,069,943	0.42%	0.41%	0.41%	2.26%

DoubleLine Low Duration Bond Fund - Class N:
3/31/2022		$9.96	0.13	(0.28)	(0.15)	(0.14)	—	(0.14)	$9.67	(1.57)%	$1,043,811	0.66%	0.66%	0.66%	1.30%
3/31/2021		$9.50	0.18	0.46	0.64	(0.18)	—	(0.18)	$9.96	6.82%	$1,194,295	0.67%	0.67%	0.67%	1.83%
3/31/2020		$9.96	0.28	(0.45)	(0.17)	(0.29)	—	(0.29)	$9.50	(1.84)%	$1,483,316	0.67%	0.66%	0.66%	2.80%
3/31/2019		$9.96	0.28	—	0.28	(0.28)	—	(0.28)	$9.96	2.87%	$1,480,796	0.67%	0.66%	0.66%	2.83%
3/31/2018		$10.03	0.20	(0.04)	0.16	(0.23)	—	(0.23)	$9.96	1.57%	$1,438,903	0.67%	0.66%	0.66%	1.99%

DoubleLine Low Duration Bond Fund - Class R6:
3/31/2022		$9.97	0.15	(0.29)	(0.14)	(0.16)	—	(0.16)	$9.67	(1.39)%	$41,366	0.39%	0.39%	0.39%	1.53%
3/31/2021		$9.51	0.20	0.47	0.67	(0.21)	—	(0.21)	$9.97	7.12%	$8,840	0.40%	0.39%	0.39%	2.05%
3/31/2020	(b)	$10.03	0.20	(0.52)	(0.32)	(0.20)	—	(0.20)	$9.51	(3.25)%	$369	0.39%	0.38%	0.38%	2.98%

											For the Year or Period Ended
											3/31/2022	3/31/2021	3/31/2020	3/31/2019	3/31/2018
Portfolio turnover rate for all share classes											80%	71%	60%	54%	62%

(a)  Calculated based on average shares outstanding during the period.

(b)  Commencement of operations on July 31, 2019. Total return is based on operations for a period that is less than a year.

(c) Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

			Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Expenses After Investment Advisory Fees (Waived)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Net Investment Income (Loss)

DoubleLine Floating Rate Fund - Class I:
3/31/2022		$9.51	0.32	(0.09)	0.23	(0.32)	—	(0.32)	$9.42	2.40%	$333,518	0.64%	0.64%	0.64%	3.37%
3/31/2021		$8.44	0.34	1.07	1.41	(0.34)	—	(0.34)	$9.51	16.95%	$240,442	0.72%	0.72%	0.72%	3.69%
3/31/2020		$9.65	0.47	(1.20)	(0.73)	(0.48)	—	(0.48)	$8.44	(7.99)%	$150,892	0.70%	0.70%	0.70%	4.84%
3/31/2019		$9.94	0.49	(0.28)	0.21	(0.50)	—	(0.50)	$9.65	2.15%	$358,062	0.64%	0.64%	0.64%	5.00%
3/31/2018		$9.90	0.41	0.02	0.43	(0.39)	—	(0.39)	$9.94	4.39%	$428,379	0.65%	0.65%	0.65%	3.98%

DoubleLine Floating Rate Fund - Class N:
3/31/2022		$9.53	0.30	(0.10)	0.20	(0.29)	—	(0.29)	$9.44	2.15%	$45,362	0.90%	0.90%	0.90%	3.16%
3/31/2021		$8.45	0.32	1.08	1.40	(0.32)	—	(0.32)	$9.53	16.73%	$18,339	0.98%	0.98%	0.98%	3.54%
3/31/2020		$9.67	0.44	(1.20)	(0.76)	(0.46)	—	(0.46)	$8.45	(8.32)%	$51,646	0.95%	0.95%	0.95%	4.59%
3/31/2019		$9.95	0.47	(0.28)	0.19	(0.47)	—	(0.47)	$9.67	1.99%	$116,374	0.88%	0.88%	0.88%	4.74%
3/31/2018		$9.92	0.37	0.02	0.39	(0.36)	—	(0.36)	$9.95	4.02%	$145,289	0.90%	0.90%	0.90%	3.71%

											For the Year or Period Ended
											3/31/2022	3/31/2021	3/31/2020	3/31/2019	3/31/2018
Portfolio turnover rate for all share classes											40%	76%	58%	88%	77%

(a) Calculated based on average shares outstanding during the period.

152	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

			Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Expenses After Investment Advisory Fees (Waived)(d)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Net Investment Income (Loss)(d)

DoubleLine Shiller Enhanced CAPE® - Class I:
3/31/2022		$19.62	0.26	2.00	2.26	(0.30)	(4.79)	(5.09)	$16.79	10.96%	$7,828,188	0.54%	0.53%	0.53%	1.29%
3/31/2021		$11.69	0.27	7.95	8.22	(0.29)	—	(0.29)	$19.62	70.87%	$8,169,623	0.55%	0.54%	0.54%	1.64%
3/31/2020		$14.81	0.42	(2.72)	(2.30)	(0.43)	(0.39)	(0.82)	$11.69	(16.78)%	$4,633,848	0.55%	0.54%	0.54%	2.70%
3/31/2019		$15.16	0.45	1.19	1.64	(0.46)	(1.53)	(1.99)	$14.81	11.78%	$4,577,386	0.56%	0.55%	0.55%	2.99%
3/31/2018		$14.76	0.35	1.46	1.81	(0.35)	(1.06)	(1.41)	$15.16	12.40%	$4,013,700	0.55%	0.54%	0.54%	2.17%

DoubleLine Shiller Enhanced CAPE® - Class N:
3/31/2022		$19.61	0.21	1.99	2.20	(0.24)	(4.79)	(5.03)	$16.78	10.69%	$566,561	0.79%	0.78%	0.78%	1.03%
3/31/2021		$11.68	0.24	7.93	8.17	(0.24)	—	(0.24)	$19.61	70.45%	$705,156	0.80%	0.79%	0.79%	1.56%
3/31/2020		$14.80	0.38	(2.72)	(2.34)	(0.39)	(0.39)	(0.78)	$11.68	(17.00)%	$1,246,723	0.80%	0.79%	0.79%	2.46%
3/31/2019		$15.14	0.42	1.19	1.61	(0.42)	(1.53)	(1.95)	$14.80	11.59%	$1,236,075	0.81%	0.80%	0.80%	2.75%
3/31/2018		$14.75	0.30	1.46	1.76	(0.31)	(1.06)	(1.37)	$15.14	12.06%	$1,042,563	0.80%	0.79%	0.79%	1.91%

DoubleLine Shiller Enhanced CAPE® - Class R6:
3/31/2022		$19.62	0.27	2.01	2.28	(0.31)	(4.79)	(5.10)	$16.80	11.07%	$15,398	0.49%	0.49%	0.49%	1.35%
3/31/2021		$11.70	0.27	7.95	8.22	(0.30)	—	(0.30)	$19.62	70.82%	$12,333	0.51%	0.51%	0.51%	1.47%
3/31/2020	(b)	$15.69	0.27	(3.59)	(3.32)	(0.28)	(0.39)	(0.67)	$11.70	(22.15)%	$124	0.49%	0.48%	0.48%	2.60%

											For the Year or Period Ended
											3/31/2022	3/31/2021	3/31/2020	3/31/2019	3/31/2018
Portfolio turnover rate for all share classes											110%	69%	62%	55%	60%

(a)  Calculated based on average shares outstanding during the period.

(b)  Commenced operations on July 31, 2019. Total return is based on operations for a period that is less than one year.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

			Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Expenses After Investment Advisory Fees (Waived)(d)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Net Investment Income (Loss)(d)

DoubleLine Flexible Income Fund - Class I:
3/31/2022		$9.65	0.35	(0.43)	(0.08)	(0.36)	—	(0.36)	$9.21	(0.91)%	$971,543	0.73%	0.71%	0.71%	3.65%
3/31/2021		$8.40	0.35	1.28	1.63	(0.38)	—	(0.38)	$9.65	19.59%	$1,086,763	0.76%	0.73%	0.73%	3.71%
3/31/2020		$9.65	0.39	(1.22)	(0.83)	(0.42)	—	(0.42)	$8.40	(9.06)%	$874,594	0.73%	0.69%	0.69%	4.12%
3/31/2019		$9.81	0.42	(0.14)	0.28	(0.44)	—	(0.44)	$9.65	2.95%	$1,088,368	0.74%	0.72%	0.72%	4.26%
3/31/2018		$9.82	0.35	0.03	0.38	(0.39)	—	(0.39)	$9.81	3.94%	$1,007,491	0.76%	0.74%	0.77%	3.61%

DoubleLine Flexible Income Fund - Class N:
3/31/2022		$9.65	0.33	(0.44)	(0.11)	(0.34)	—	(0.34)	$9.20	(1.26)%	$142,205	0.98%	0.96%	0.96%	3.39%
3/31/2021		$8.39	0.32	1.29	1.61	(0.35)	—	(0.35)	$9.65	19.43%	$155,408	1.01%	0.97%	0.97%	3.49%
3/31/2020		$9.64	0.37	(1.22)	(0.85)	(0.40)	—	(0.40)	$8.39	(9.30)%	$230,033	0.98%	0.94%	0.94%	3.83%
3/31/2019		$9.81	0.39	(0.14)	0.25	(0.42)	—	(0.42)	$9.64	2.59%	$207,491	0.99%	0.97%	0.97%	4.01%
3/31/2018		$9.82	0.33	0.03	0.36	(0.37)	—	(0.37)	$9.81	3.69%	$195,093	1.01%	0.99%	1.02%	3.36%

DoubleLine Flexible Income Fund - Class R6:
3/31/2022		$9.66	0.34	(0.43)	(0.09)	(0.36)	—	(0.36)	$9.21	(0.98)%	$112,378	0.70%	0.68%	0.68%	3.55%
3/31/2021		$8.40	0.32	1.32	1.64	(0.38)	—	(0.38)	$9.66	19.78%	$758	0.72%	0.70%	0.70%	3.42%
3/31/2020	(b)	$9.74	0.25	(1.32)	(1.07)	(0.27)	—	(0.27)	$8.40	(11.26)%	$89	0.68%	0.65%	0.65%	3.91%

											For the Year or Period Ended
											3/31/2022	3/31/2021	3/31/2020	3/31/2019	3/31/2018
Portfolio turnover rate for all share classes											41%	46%	41%	44%	41%

(a)  Calculated based on average shares outstanding during the period.

(b)  Commenced operations on July 31, 2019. Total return is based on operations for a period that is less than one year.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2022	153

Financial Highlights (Cont.)

		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Expenses After Investment Advisory Fees (Waived)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Net Investment Income (Loss)

DoubleLine Low Duration Emerging Markets Fixed Income Fund - Class I:
3/31/2022	$9.90	0.16	(0.45)	(0.29)	(0.17)	(0.04)	(0.21)	$9.40	(3.00)%	$238,613	0.68%	0.68%	0.59%	1.67%
3/31/2021	$9.36	0.22	0.56	0.78	(0.24)	—	(0.24)	$9.90	8.33%	$215,744	0.66%	0.66%	0.59%	2.21%
3/31/2020	$9.80	0.32	(0.36)	(0.04)	(0.32)	(0.08)	(0.40)	$9.36	(0.62)%	$180,730	0.63%	0.63%	0.59%	3.24%
3/31/2019	$9.70	0.28	0.12	0.40	(0.29)	(0.01)	(0.30)	$9.80	4.22%	$197,585	0.65%	0.65%	0.59%	3.02%
3/31/2018	$9.85	0.24	(0.11)	0.13	(0.26)	(0.02)	(0.28)	$9.70	1.37%	$142,174	0.89%	0.89%	0.59%	2.50%

DoubleLine Low Duration Emerging Markets Fixed Income Fund - Class N:
3/31/2022	$9.91	0.14	(0.46)	(0.32)	(0.14)	(0.04)	(0.18)	$9.41	(3.24)%	$22,501	0.93%	0.93%	0.84%	1.42%
3/31/2021	$9.38	0.19	0.55	0.74	(0.21)	—	(0.21)	$9.91	7.94%	$25,849	0.91%	0.91%	0.84%	1.95%
3/31/2020	$9.81	0.30	(0.36)	(0.06)	(0.29)	(0.08)	(0.37)	$9.38	(0.77)%	$16,922	0.88%	0.88%	0.84%	3.03%
3/31/2019	$9.71	0.25	0.12	0.37	(0.26)	(0.01)	(0.27)	$9.81	3.93%	$24,075	0.93%	0.93%	0.84%	2.54%
3/31/2018	$9.86	0.22	(0.11)	0.11	(0.24)	(0.02)	(0.26)	$9.71	1.10%	$57,856	1.14%	1.14%	0.84%	2.25%

										For the Year or Period Ended
										3/31/2022	3/31/2021	3/31/2020	3/31/2019	3/31/2018
Portfolio turnover rate for all share classes										39%	72%	65%	42%	37%

(a) Calculated based on average shares outstanding during the period.

		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Expenses After Investment Advisory Fees (Waived)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Net Investment Income (Loss)

DoubleLine Long Duration Total Return Bond Fund - Class I:
3/31/2022	$9.37	0.28	(0.53)	(0.25)	(0.28)	—	(0.28)	$8.84	(2.89)%	$54,898	0.54%	0.54%	0.50%	2.87%
3/31/2021	$11.75	0.29	(1.62)	(1.33)	(0.29)	(0.76)	(1.05)	$9.37	(12.24)%	$71,267	0.55%	0.55%	0.51%	2.56%
3/31/2020	$9.88	0.28	2.11	2.39	(0.27)	(0.25)	(0.52)	$11.75	24.85%	$87,469	0.68%	0.68%	0.65%	2.55%
3/31/2019	$9.73	0.29	0.16	0.45	(0.30)	—	(0.30)	$9.88	4.77%	$66,226	0.70%	0.70%	0.65%	3.15%
3/31/2018	$9.79	0.33	(0.06)	0.27	(0.33)	—	(0.33)	$9.73	2.74%	$55,357	0.81%	0.81%	0.65%	3.33%

DoubleLine Long Duration Total Return Bond Fund - Class N:
3/31/2022	$9.37	0.25	(0.56)	(0.31)	(0.25)	—	(0.25)	$8.81	(3.48)%	$5,364	0.77%	0.77%	0.75%	2.59%
3/31/2021	$11.74	0.26	(1.61)	(1.35)	(0.26)	(0.76)	(1.02)	$9.37	(12.38)%	$11,234	0.80%	0.80%	0.76%	2.29%
3/31/2020	$9.88	0.24	2.11	2.35	(0.24)	(0.25)	(0.49)	$11.74	24.44%	$20,225	0.93%	0.93%	0.90%	2.31%
3/31/2019	$9.72	0.27	0.16	0.43	(0.27)	—	(0.27)	$9.88	4.61%	$14,317	0.95%	0.95%	0.90%	2.90%
3/31/2018	$9.78	0.30	(0.06)	0.24	(0.30)	—	(0.30)	$9.72	2.48%	$11,016	1.06%	1.06%	0.90%	3.06%

										For the Year or Period Ended
										3/31/2022	3/31/2021	3/31/2020	3/31/2019	3/31/2018
Portfolio turnover rate for all share classes										95%	89%	40%	25%	33%

(a) Calculated based on average shares outstanding during the period.

154	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

		Income (Loss) from Investment Operations:			Less Distributions:							Ratios to Average Net Assets:
For the Year or Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain		Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Expenses After Investment Advisory Fees (Waived)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Net Investment Income (Loss)

DoubleLine Strategic Commodity Fund (Consolidated) - Class I:
3/31/2022	$9.61	(0.11)	4.41	4.30	(1.35)	—		(1.35)	$12.56	48.24%	$223,799	1.04%	1.04%	1.10%	(0.97)%
3/31/2021	$6.91	(0.05)	2.75	2.70	—	—		—	$9.61	39.07%	$151,565	1.14%	1.14%	1.10%	(0.66)%
3/31/2020	$9.72	0.07	(2.78)	(2.71)	(0.10)	—		(0.10)	$6.91	(28.25)%	$116,739	1.09%	1.09%	1.10%	1.00%
3/31/2019	$10.11	0.12	(0.40)	(0.28)	(0.11)	—		(0.11)	$9.72	(2.59)%	$444,918	1.02%	1.02%	1.10%	1.14%
3/31/2018	$9.33	0.04	1.27	1.31	(0.53)	—	(b)	(0.53)	$10.11	14.03%	$213,752	1.16%	1.16%	1.10%	0.33%

DoubleLine Strategic Commodity Fund (Consolidated) - Class N:
3/31/2022	$9.52	(0.13)	4.35	4.22	(1.32)	—		(1.32)	$12.42	47.78%	$23,906	1.29%	1.29%	1.35%	(1.22)%
3/31/2021	$6.87	(0.07)	2.72	2.65	—	—		—	$9.52	38.57%	$20,205	1.39%	1.39%	1.34%	(0.88)%
3/31/2020	$9.65	0.07	(2.78)	(2.71)	(0.07)	—		(0.07)	$6.87	(28.28)%	$25,421	1.34%	1.34%	1.35%	0.75%
3/31/2019	$10.04	0.09	(0.40)	(0.31)	(0.08)	—		(0.08)	$9.65	(2.97)%	$65,292	1.27%	1.27%	1.35%	0.87%
3/31/2018	$9.28	0.01	1.27	1.28	(0.52)	—	(b)	(0.52)	$10.04	13.79%	$67,838	1.41%	1.41%	1.35%	0.09%

											For the Year or Period Ended
											3/31/2022	3/31/2021	3/31/2020	3/31/2019	3/31/2018
Portfolio turnover rate for all share classes											0%	0%	0%	0%	0%

(a) Calculated based on average shares outstanding during the period. (b) Less than $0.005 per share.

		Income (Loss) from Investment Operations:			Less Distributions:								Ratios to Average Net Assets:
For the Year or Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Distribution in Excess		Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Expenses After Investment Advisory Fees (Waived)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Net Investment Income (Loss)

DoubleLine Global Bond Fund - Class I:
3/31/2022	$10.21	0.04	(0.88)	(0.84)	(0.03)	(0.08)	—	(b)	(0.11)	$9.26	(8.29)%	$276,559	0.56%	0.56%	0.56%	0.37%
3/31/2021	$10.21	0.05	0.12	0.17	—	(0.17)	—		(0.17)	$10.21	1.59%	$787,064	0.55%	0.55%	0.55%	0.50%
3/31/2020	$10.28	0.15	(0.10)	0.05	(0.12)	— (b)	—		(0.12)	$10.21	0.43%	$1,217,100	0.55%	0.55%	0.55%	1.34%
3/31/2019	$10.71	0.12	(0.42)	(0.30)	(0.13)	—	—		(0.13)	$10.28	(2.80)%	$1,053,218	0.55%	0.55%	0.55%	1.22%
3/31/2018	$10.04	0.09	0.72	0.81	(0.14)	—	—		(0.14)	$10.71	7.96%	$663,208	0.56%	0.56%	0.56%	0.82%

DoubleLine Global Bond Fund - Class N:
3/31/2022	$10.18	0.01	(0.87)	(0.86)	(0.01)	(0.08)	—	(b)	(0.09)	$9.23	(8.45)%	$416	0.81%	0.81%	0.81%	0.12%
3/31/2021	$10.21	0.03	0.11	0.14	—	(0.17)	—		(0.17)	$10.18	1.30%	$815	0.80%	0.80%	0.80%	0.29%
3/31/2020	$10.26	0.12	(0.10)	0.02	(0.07)	— (b)	—		(0.07)	$10.21	0.23%	$2,407	0.80%	0.80%	0.80%	1.13%
3/31/2019	$10.69	0.09	(0.42)	(0.33)	(0.10)	—	—		(0.10)	$10.26	(3.08)%	$16,728	0.80%	0.80%	0.80%	0.89%
3/31/2018	$10.02	0.06	0.72	0.78	(0.11)	—	—		(0.11)	$10.69	7.77%	$29,544	0.81%	0.81%	0.81%	0.57%

												For the Year or Period Ended
												3/31/2022	3/31/2021	3/31/2020	3/31/2019	3/31/2018
Portfolio turnover rate for all share classes												83%	63%	21%	24%	16%

(a) Calculated based on average shares outstanding during the period. (b) Less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2022	155

Financial Highlights (Cont.)

		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Expenses After Investment Advisory Fees (Waived)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Net Investment Income (Loss)

DoubleLine Infrastructure Income Fund - Class I:
3/31/2022	$10.46	0.27	(0.71)	(0.44)	(0.28)	(0.07)	(0.35)	$9.67	(4.39)%	$521,889	0.57%	0.57%	0.57%	2.63%
3/31/2021	$9.56	0.29	0.92	1.21	(0.31)	—	(0.31)	$10.46	12.73%	$566,994	0.56%	0.56%	0.56%	2.82%
3/31/2020	$10.11	0.33	(0.54)	(0.21)	(0.34)	—	(0.34)	$9.56	(2.32)%	$503,146	0.56%	0.56%	0.56%	3.19%
3/31/2019	$10.00	0.32	0.11	0.43	(0.32)	— (b)	(0.32)	$10.11	4.47%	$535,621	0.58%	0.58%	0.58%	3.30%
3/31/2018	$10.07	0.30	(0.03)	0.27	(0.33)	(0.01)	(0.34)	$10.00	2.67%	$532,404	0.57%	0.57%	0.57%	3.18%

DoubleLine Infrastructure Income Fund - Class N:
3/31/2022	$10.46	0.25	(0.71)	(0.46)	(0.25)	(0.07)	(0.32)	$9.68	(4.60)%	$1,794	0.82%	0.82%	0.82%	2.38%
3/31/2021	$9.56	0.27	0.92	1.19	(0.29)	—	(0.29)	$10.46	12.45%	$9,700	0.81%	0.81%	0.81%	2.58%
3/31/2020	$10.11	0.30	(0.54)	(0.24)	(0.31)	—	(0.31)	$9.56	(2.55)%	$9,784	0.81%	0.81%	0.81%	2.93%
3/31/2019	$10.00	0.30	0.11	0.41	(0.30)	— (b)	(0.30)	$10.11	4.17%	$2,672	0.83%	0.83%	0.83%	3.00%
3/31/2018	$10.06	0.29	(0.03)	0.26	(0.31)	(0.01)	(0.32)	$10.00	2.54%	$19,379	0.82%	0.82%	0.82%	2.86%

										For the Year or Period Ended
										3/31/2022	3/31/2021	3/31/2020	3/31/2019	3/31/2018
Portfolio turnover rate for all share classes										23%	39%	10%	15%	29%

(a) Calculated based on average shares outstanding during the period. (b) Less than $0.005 per share.

		Income (Loss) from Investment Operations:			Less Distributions:									Ratios to Average Net Assets:
For the Year or Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain		Distribution in Excess		Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Expenses After Investment Advisory Fees (Waived)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Net Investment Income (Loss)

DoubleLine Ultra Short Bond Fund - Class I:
3/31/2022	$10.05	0.02	(0.06)	(0.04)	(0.02)	—		—	(b)	(0.02)	$9.99	(0.38)%	$14,034	0.26%	0.26%	0.24%	0.19%
3/31/2021	$9.81	0.05	0.24	0.29	(0.05)	—		—		(0.05)	$10.05	2.91%	$222,613	0.25%	0.25%	0.25%	0.46%
3/31/2020	$10.03	0.22	(0.22)	—	(0.22)	—	(b)	—		(0.22)	$9.81	(0.04)%	$232,159	0.23%	0.23%	0.23%	2.14%
3/31/2019	$10.03	0.24	(0.01)	0.23	(0.23)	—	(b)	—		(0.23)	$10.03	2.32%	$235,078	0.22%	0.22%	0.22%	2.28%
3/31/2018	$10.01	0.13	—	0.13	(0.11)	—	(b)	—		(0.11)	$10.03	1.31%	$166,255	0.32%	0.32%	0.29%	1.24%

DoubleLine Ultra Short Bond Fund - Class N:
3/31/2022	$10.07	(0.01)	(0.05)	(0.06)	(0.01)	—		—	(b)	(0.01)	$10.00	(0.63)%	$1,136	0.62%	0.62%	0.51%	(0.06)%
3/31/2021	$9.83	0.02	0.24	0.26	(0.02)	—		—		(0.02)	$10.07	2.65%	$2,606	0.50%	0.50%	0.50%	0.21%
3/31/2020	$10.04	0.20	(0.22)	(0.02)	(0.19)	—	(b)	—		(0.19)	$9.83	(0.19)%	$2,793	0.48%	0.48%	0.48%	1.94%
3/31/2019	$10.03	0.22	(0.01)	0.21	(0.20)	—	(b)	—		(0.20)	$10.04	2.18%	$2,517	0.47%	0.47%	0.47%	2.17%
3/31/2018	$10.02	0.09	—	0.09	(0.08)	—	(b)	—		(0.08)	$10.03	0.95%	$278	0.57%	0.57%	0.41%	0.92%

													For the Year or Per iod Ended
													3/31/2022	3/31/2021	3/31/2020	3/31/2019	3/31/2018
Portfolio turnover rate for all share classes													82%	41%	60%	128%	74%

(a) Calculated based on average shares outstanding during the period. (b) Less than $0.005 per share.

156	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Expenses After Investment Advisory Fees (Waived)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Net Investment Income (Loss)

DoubleLine Shiller Enhanced International CAPE® - Class I:
3/31/2022	$12.75	0.26	0.39	0.65	(0.33)	—	(0.33)	$13.07	5.05%	$94,443	0.79%	0.75%	0.61%	1.91%
3/31/2021	$7.88	0.21	4.88	5.09	(0.22)	—	(0.22)	$12.75	65.24%	$40,292	0.93%	0.91%	0.62%	1.96%
3/31/2020	$10.17	0.29	(2.29)	(2.00)	(0.29)	—	(0.29)	$7.88	(20.29)%	$27,523	0.80%	0.77%	0.62%	2.84%
3/31/2019	$11.24	0.34	(0.52)	(0.18)	(0.43)	(0.46)	(0.89)	$10.17	(1.13)%	$42,621	0.96%	0.91%	0.60%	3.25%
3/31/2018	$10.86	0.22	0.86	1.08	(0.35)	(0.35)	(0.70)	$11.24	9.92%	$78,162	1.04%	1.02%	0.63%	1.79%

DoubleLine Shiller Enhanced International CAPE® - Class N:
3/31/2022	$12.76	0.22	0.39	0.61	(0.30)	—	(0.30)	$13.07	4.70%	$6,011	1.03%	0.99%	0.86%	1.59%
3/31/2021	$7.88	0.19	4.88	5.07	(0.19)	—	(0.19)	$12.76	64.90%	$6,002	1.18%	1.16%	0.87%	1.85%
3/31/2020	$10.17	0.27	(2.29)	(2.02)	(0.27)	—	(0.27)	$7.88	(20.50)%	$13,044	1.05%	1.02%	0.87%	2.61%
3/31/2019	$11.23	0.32	(0.52)	(0.20)	(0.40)	(0.46)	(0.86)	$10.17	(1.29)%	$19,953	1.20%	1.15%	0.85%	3.03%
3/31/2018	$10.86	0.18	0.86	1.04	(0.32)	(0.35)	(0.67)	$11.23	9.56%	$29,160	1.29%	1.27%	0.87%	1.52%

										For the Year or Period Ended
										3/31/2022	3/31/2021	3/31/2020	3/31/2019	3/31/2018
Portfolio turnover rate for all share classes										125%	97%	48%	72%	69%

(a) Calculated based on average shares outstanding during the period.

		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Expenses After Investment Advisory Fees (Waived)(d)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Net Investment Income (Loss)(d)

DoubleLine Real Estate and Income Fund - Class I:
3/31/2022	$11.44	0.13	2.70	2.83	(0.13)	(0.56)	(0.69)	$13.58	24.60%	$14,666	1.71%	1.71%	0.65%	0.95%
3/31/2021	$8.51	0.16	2.97	3.13	(0.20)	—	(0.20)	$11.44	37.15%	$13,527	0.65%	0.65%	0.63%	1.60%
3/31/2020	$11.30	0.25	(2.65)	(2.40)	(0.28)	(0.11)	(0.39)	$8.51	(22.08)%	$94,289	0.86%	0.85%	0.62%	2.29%
3/31/2019(b)	$10.00	0.10	1.26	1.36	(0.06)	—	(0.06)	$11.30	13.69%	$121,180	1.46%	1.42%	0.61%	3.00%

DoubleLine Real Estate and Income Fund - Class N:
3/31/2022	$11.47	0.09	2.72	2.81	(0.10)	(0.56)	(0.66)	$13.62	24.31%	$2,178	1.94%	1.94%	0.90%	0.70%
3/31/2021	$8.51	0.13	3.00	3.13	(0.17)	—	(0.17)	$11.47	37.12%	$1,636	0.97%	0.97%	0.88%	1.28%
3/31/2020	$11.29	0.24	(2.65)	(2.41)	(0.26)	(0.11)	(0.37)	$8.51	(22.21)%	$3,809	1.11%	1.10%	0.87%	2.03%
3/31/2019(b)	$10.00	0.09	1.26	1.35	(0.06)	—	(0.06)	$11.29	13.53%	$4,369	1.67%	1.62%	0.87%	2.79%

											For the Year or Period Ended
											3/31/2022	3/31/2021	3/31/2020	3/31/2019
Portfolio turnover rate for all share classes(c)											201%	157%	100%	70%

(a)  Calculated based on average shares outstanding during the period.

(b)  Commenced operations on December 17, 2018. Total return is based on operations for a period that is less than a year.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2022	157

Financial Highlights (Cont.)

		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Expenses After Investment Advisory Fees (Waived)(d)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Net Investment Income (Loss)(d)

DoubleLine Emerging Markets Local Currency Bond Fund - Class I:
3/31/2022	$9.38	0.32	(0.68)	(0.36)	(0.11)	—	(0.11)	$8.91	(3.90)%	$9,238	2.75%	2.75%	0.90%	3.51%
3/31/2021	$8.64	0.30	0.61	0.91	(0.17)	—	(0.17)	$9.38	10.60%	$9,604	2.57%	2.57%	0.90%	3.11%
3/31/2020(b)	$10.00	0.25	(1.49)	(1.24)	(0.12)	—	(0.12)	$8.64	(12.52)%	$8,664	6.23%	6.23%	0.90%	3.45%

DoubleLine Emerging Markets Local Currency Bond Fund - Class N:
3/31/2022	$9.37	0.30	(0.68)	(0.38)	(0.09)	—	(0.09)	$8.90	(4.08)%	$127	2.90%	2.90%	1.15%	3.27%
3/31/2021	$8.64	0.27	0.61	0.88	(0.15)	—	(0.15)	$9.37	10.24%	$96	2.82%	2.82%	1.15%	2.86%
3/31/2020(b)	$10.00	0.23	(1.49)	(1.26)	(0.10)	—	(0.10)	$8.64	(12.69)%	$87	6.48%	6.48%	1.15%	3.19%

												For the Year or Period Ended
												3/31/2022	3/31/2021	3/31/2020
Portfolio turnover rate for all share classes(c)												36%	20%	13%

(a)  Calculated based on average shares outstanding during the period.

(b)  Commenced operations on June 28, 2019. Total return is based on operations for a period that is less than a year.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

		Income (Loss) from Investment Operations:			Less Distributions:							Ratios to Average Net Assets:
For the Year or Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Distribution in Excess	Total Distributions	Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Expenses After Investment Advisory Fees (Waived)(d)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Net Investment Income (Loss)(d)

DoubleLine Income Fund - Class I:
3/31/2022	$9.28	0.42	(0.63)	(0.21)	(0.44)	—	(0.01)	(0.45)	$8.62	(2.42)%	$89,732	0.72%	0.72%	0.65%	4.55%
3/31/2021	$8.05	0.36	1.20	1.56	(0.33)	—	—	(0.33)	$9.28	19.70%	$136,369	0.74%	0.74%	0.65%	4.07%
3/31/2020(b)	$10.00	0.24	(1.94)	(1.70)	(0.25)	—	—	(0.25)	$8.05	(17.35)%	$69,580	1.13%	1.13%	0.65%	4.07%

DoubleLine Income Fund - Class N:
3/31/2022	$9.30	0.39	(0.63)	(0.24)	(0.42)	—	(0.01)	(0.43)	$8.63	(2.75)%	$12,838	1.03%	1.03%	0.90%	4.30%
3/31/2021	$8.05	0.34	1.22	1.56	(0.31)	—	—	(0.31)	$9.30	19.67%	$2,676	0.99%	0.99%	0.90%	3.84%
3/31/2020(b)	$10.00	0.23	(1.94)	(1.71)	(0.24)	—	—	(0.24)	$8.05	(17.46)%	$592	1.26%	1.26%	0.90%	4.13%

													For the Year or Period Ended
													3/31/2022	3/31/2021	3/31/2020
Portfolio turnover rate for all share classes(c)													14%	30%	33%

(a)  Calculated based on average shares outstanding during the period.

(b)  Commenced of operations on September 3, 2019. Total return is based on operations for a period that is less than a year.

(c) Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

158	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Expenses After Investment Advisory Fees (Waived)(d)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Net Investment Income (Loss)(d)

DoubleLine Multi-Asset Trend Fund (Consolidated) - Class I:
3/31/2022	$9.87	0.17	0.73	0.90	(0.20)	(0.01)	(0.21)	$10.56	9.12%	$13,761	5.51%	5.21%	0.35%	1.68%
3/31/2021(b)	$10.00	0.01	(0.13)	(0.12)	(0.01)	—	(0.01)	$9.87	(1.15)%	$10,547	11.70%	11.39%	0.34%	1.61%

DoubleLine Multi-Asset Trend Fund (Consolidated) - Class N:
3/31/2022	$9.87	0.14	0.73	0.87	(0.17)	(0.01)	(0.18)	$10.56	8.85%	$205	6.04%	5.74%	0.60%	1.33%
3/31/2021(b)	$10.00	0.01	(0.13)	(0.12)	(0.01)	—	(0.01)	$9.87	(1.17)%	$130	12.06%	11.75%	0.58%	1.52%

													For the Year or Period Ended
													3/31/2022	3/31/2021
Portfolio turnover rate for all share classes(c)													183%	0%

(a)  Calculated based on average shares outstanding during the period.

(b)  Commenced operations on February 26, 2021. Total return is based on operations for a period that is less than one year.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2022	159

Notes to Financial Statements	March 31, 2022

1.   Organization

DoubleLine Funds Trust, a Delaware statutory trust (the “Trust”), is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of 20 funds, the DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Multi-Asset Growth Fund, DoubleLine Low Duration Bond Fund, DoubleLine Floating Rate Fund, DoubleLine Shiller Enhanced CAPE®, DoubleLine Flexible Income Fund, DoubleLine Low Duration Emerging Markets Fixed Income Fund, DoubleLine Selective Credit Fund, DoubleLine Long Duration Total Return Bond Fund, DoubleLine Strategic Commodity Fund, DoubleLine Global Bond Fund, DoubleLine Infrastructure Income Fund, DoubleLine Ultra Short Bond Fund, DoubleLine Shiller Enhanced International CAPE®, DoubleLine Real Estate and Income Fund, DoubleLine Emerging Markets Local Currency Bond Fund, DoubleLine Income Fund and DoubleLine Multi-Asset Trend Fund (each, a “Fund” and, collectively, the “Funds”). For financial information related to the DoubleLine Selective Credit Fund, please refer to the DoubleLine Selective Credit Fund’s separate annual report.

Each Fund is classified as a diversified fund under the 1940 Act, except the DoubleLine Global Bond Fund, the DoubleLine Emerging Markets Local Currency Bond Fund and the DoubleLine Income Fund, which are classified as non-diversified funds. Currently under the 1940 Act, a diversified fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (except, in each case, U.S. Government securities, cash, cash items and the securities of other investment companies). The remaining 25% of a fund’s total assets is not subject to this limitation.

The Funds’ investment objectives and dates each share class commenced operations are as follows:

Commencement of Operations

Fund Name	Investment Objective	I Shares	N Shares	A Shares	R6 Shares

DoubleLine Total Return Bond Fund	Maximize total return	4/6/2010	4/6/2010	—	7/31/2019

DoubleLine Core Fixed Income Fund	Maximize current income and total return	6/1/2010	6/1/2010	—	7/31/2019

DoubleLine Emerging Markets Fixed Income Fund	Seek high total return from current income and capital appreciation	4/6/2010	4/6/2010	—	—

DoubleLine Multi-Asset Growth Fund (Consolidated)	Seek long-term capital appreciation	12/20/2010	—	12/20/2010	—

DoubleLine Low Duration Bond Fund	Seek current income	9/30/2011	9/30/2011	—	7/31/2019

DoubleLine Floating Rate Fund	Seek a high level of current income	2/1/2013	2/1/2013	—	—

DoubleLine Shiller Enhanced CAPE®	Seek total return which exceeds the total return of its benchmark index	10/31/2013	10/31/2013	—	7/31/2019

DoubleLine Flexible Income Fund	Seek long-term total return while striving to generate current income	4/7/2014	4/7/2014	—	7/31/2019

DoubleLine Low Duration Emerging Markets Fixed Income Fund	Seek long-term total return	4/7/2014	4/7/2014	—	—

DoubleLine Long Duration Total Return Bond Fund	Seek long-term total return	12/15/2014	12/15/2014	—	—

DoubleLine Strategic Commodity Fund (Consolidated)	Seek long-term total return	5/18/2015	5/18/2015	—	—

DoubleLine Global Bond Fund	Seek long-term total return	12/17/2015	12/17/2015	—	—

DoubleLine Infrastructure Income Fund	Seek long-term total return while striving to generate current income	4/1/2016	4/1/2016	—	—

DoubleLine Ultra Short Bond Fund	Seek to provide a level of current income consistent with limited price volatility	6/30/2016	6/30/2016	—	—

DoubleLine Shiller Enhanced International CAPE®	Seek total return which exceeds the total return of its benchmark index over a full market cycle	12/23/2016	12/23/2016	—	—

DoubleLine Real Estate and Income Fund	Seek total return which exceeds the total return of its benchmark index over a full market cycle	12/17/2018	12/17/2018	—	—

DoubleLine Emerging Markets Local Currency Bond Fund	Seek high total return from current income and capital appreciation	6/28/2019	6/28/2019	—	—

DoubleLine Income Fund	Maximize total return through investment principally in income-producing securities	9/3/2019	9/3/2019	—	—

DoubleLine Multi-Asset Trend Fund (Consolidated)	Seek total return (capital appreciation and current income) which exceeds the total return of its benchmark index over a full market cycle	2/26/2021	2/26/2021	—	—

The fiscal year end for the Funds is March 31, and the period covered by these financial statements is for the period ended March 31, 2022 (the “period end”).

160	DoubleLine Funds Trust

March 31, 2022

2.  Significant Accounting Policies

Each Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, “Financial Services— Investment Companies”, by the Financial Accounting Standards Board (“FASB”). The following is a summary of the significant accounting policies of the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

A. Security Valuation. The Funds have adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1—Unadjusted quoted market prices in active markets for identical securities

•	Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data

•	Level 3—Significant unobservable inputs (including the reporting entity’s estimates and assumptions)

Market values for domestic and foreign fixed income securities are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs described in the following table which is not intended to be a complete list. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed income securities in which the Funds are authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income securities. Securities that use similar valuation techniques and inputs as described in the following table are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable, the values generally would be categorized as Level 3. Assets and liabilities may be transferred between levels.

Fixed-income class	Examples of Inputs

All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds and notes; convertible securities	Standard inputs and underlying equity of the issuer

US bonds and notes of government and government agencies	Standard inputs

Residential and commercial mortgage-backed obligations; asset-backed obligations (including collateralized loan obligations)	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information, trustee reports

Bank loans	Standard inputs

Investments in registered open-end management investment companies will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts, that are traded on a national securities or commodities exchange, are typically valued at the last reported sales price, in the case of common stocks and exchange-traded funds, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as forward currency exchange contracts, options contracts, or swap agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of evaluations provided by independent pricing services or broker dealer quotations. Depending on the instrument and the terms of the transaction, the value of the derivative instruments can be estimated by a pricing service provider using a series of techniques, such as simulation pricing models. The pricing models use issuer details and other inputs that are observed from actively quoted markets such as indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are normally categorized as Level 2 of the fair value hierarchy.

Securities may be fair valued by DoubleLine Capital LP (“DoubleLine Capital”) or DoubleLine Alternatives LP (“DoubleLine Alternatives”, formerly DoubleLine Commodity LP) (each, an “Adviser” and, collectively, the “Advisers”) in accordance with the fair

Annual Report	|	March 31, 2022	161

Notes to Financial Statements (Cont.)

valuation procedures approved by the Board of Trustees (the “Board”). Each Adviser’s valuation committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. Each Adviser’s valuation committee and the pricing group are authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations or third party vendor prices are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market or fair value.

The following is a summary of the fair valuations according to the inputs used to value the Funds’ investments as of March 31, 2022:

Category	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund

Investments in Securities

Level 1

Money Market Funds	$1,205,910,760	$402,779,489	$7,591,302	$7,079,280	$84,883,503	$27,565,499

Affiliated Mutual Funds	—	694,354,062	—	4,316,898	—	—

Common Stocks	—	2,624,264	2,639,717	—	1,031,971	21,291

Exchange Traded Funds	—	—	—	3,240,367	—	—

Real Estate Investment Trusts	—	—	—	1,242,320	—	—

Total Level 1	1,205,910,760	1,099,757,815	10,231,019	15,878,865	85,915,474	27,586,790

Level 2

US Government and Agency Mortgage Backed Obligations	19,974,684,825	1,497,715,533	—	4,468,751	341,042,810	—

Non-Agency Residential Collateralized Mortgage Obligations	11,381,433,120	986,922,031	—	5,674,172	1,137,728,442	—

Non-Agency Commercial Mortgage Backed Obligations	4,257,013,565	741,390,659	—	—	1,110,685,743	1,473,770

US Government and Agency Obligations	3,178,558,901	2,272,298,138	—	—	1,005,390,543	—

Asset Backed Obligations	2,381,245,551	430,547,884	—	—	579,109,984	—

Collateralized Loan Obligations	1,324,188,425	377,022,124	—	—	1,197,189,386	7,220,205

US Corporate Bonds	13,296,822	1,614,796,760	—	—	400,575,173	22,132,127

Foreign Corporate Bonds	—	655,772,696	481.403,561	—	733,997,403	1,692,511

Bank Loans	—	491,062,277	—	—	488,202,771	324,280,766

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	—	161,840,107	262,497,741	—	144,104,082	—

Other Short Term Investments	—	9,987,343	—	3,091,391	65,715,910	—

Municipal Bonds	—	6,576,223	—	—	—	—

Total Level 2	42,510,421,209	9,245,931,775	743,901,302	13,234,314	7,203,742,247	356,799,379

Level 3

Asset Backed Obligations	85,650,213	8,286,162	—	—	—	—

Non-Agency Residential Collateralized Mortgage Obligations	85,616,211	141,546	—	—	—	—

Repurchase Agreements	1,024,460	85,372	—	—	—	—

Collateralized Loan Obligations	515,572	—	—	223,410	—	—

Common Stocks	—	2,425,962	—	—	—	1,208,111

Bank Loans	—	495,681	—	—	—	396,932

Foreign Corporate Bonds	—	—	—	—	—	—

Rights	—	—	—	—	—	—

Warrants	—	11,426	—	—	—	—

Total Level 3	172,806,456	11,446,149	—	223,410	—	1,605,043

Total	$43,889,138,425	$10,357,135,739	$754,132,321	$29,336,589	$7,289,657,721	$385,991,212

Other Financial Instruments

Level 1

Futures Contracts	$—	$—	$—	$821,502	$—	$—

Total Level 1	—	—	—	821,502	—	—

Level 2

Excess Return Swaps	—	—	—	(125,849)	—	—

Unfunded Loan Commitments	—	(5,760)	—	—	—	(6,798)

Total Level 2	—	(5,760)	—	(125,849)	—	(6,798)

Level 3	—	—	—	—	—	—

Total	$—	$(5,760)	$—	$695,653	$—	$(6,798)

162	DoubleLine Funds Trust

March 31, 2022

Category	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund

Investments in Securities

Level 1

Money Market Funds	$232,246,221	$74,227,788	$12,925,366	$3,029,385	$18,079,236	$15,292,593

Common Stocks	26,058	88,021	245,471	—	—	—

Total Level 1	232,272,279	74,315,809	13,170,837	3,029,385	18,079,236	15,292,593

Level 2

US Government and Agency Obligations	1,525,167,644	—	—	12,806,953	—	91,629,157

Collateralized Loan Obligations	1,389,526,372	240,427,200	—	—	—	—

Non-Agency Residential Collateralized Mortgage Obligations	1,115,764,008	228,212,699	—	—	—	—

Non-Agency Commercial Mortgage Backed Obligations	1,045,842,026	173,655,242	—	1,509,668	—	—

Bank Loans	692,553,847	122,633,249	—	—	—	—

Asset Backed Obligations	592,574,730	61,113,111	—	—	—	—

Foreign Corporate Bonds	559,299,724	85,620,687	196,106,832	—	—	—

US Corporate Bonds	449,315,612	70,520,875	—	—	—	—

US Government and Agency Mortgage Backed Obligations	329,827,686	77,736,134	—	42,718,069	—	—

Other Short Term Investments	101,271,664	23,884,934	—	598,526	214,099,694	—

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	96,988,336	39,831,740	52,612,963	—	—	163,573,532

Total Level 2	7,898,131,649	1,123,635,871	248,719,795	57,633,216	214,099,694	255,202,689

Level 3

Non-Agency Commercial Mortgage Backed Obligations	5,982,488	1,134,911	—	—	—	—

Common Stocks	1,230,477	502,597	—	—	—	—

Repurchase Agreements	109,764	—	—	—	—	—

Asset Backed Obligations	—	18,148,394	—	—	—	—

Non-Agency Residential Collateralized Mortgage Obligations	—	8,647,146	—	—	—	—

Bank Loans	—	108,383	—	—	—	—

Collateralized Loan Obligations	—	73,653	—	—	—	—

Foreign Corporate Bonds	—	—	—	—	—	—

Rights	—	—	—	—	—	—

Warrants	—	1,287	—	—	—	—

Total Level 3	7,322,729	28,616,371	—	—	—	—

Total	$8,137,726,657	$1,226,568,051	$261,890,632	$60,662,601	$232,178,930	$270,495,282

Other Financial Instruments

Level 1

Futures Contracts	$—	$—	$—	$117,386	$—	$—

Total Level 1	—	—	—	117,386	—	—

Level 2

Excess Return Swaps	248,854,116	—	—	—	15,715,969	—

Forward Currency Exchange Contracts	—	—	—	—	—	(43,848)

Unfunded Loan Commitments	—	(2,852)	—	—	—	—

Total Level 2	248,854,116	(2,852)	—	—	15,715,969	(43,848)

Level 3	—	—	—	—	—	—

Total	$248,854,116	$(2,852)	$—	$117,386	$15,715,969	$(43,848)

Annual Report	|	March 31, 2022	163

Notes to Financial Statements (Cont.)

Category	DoubleLine Infrastructure Income Fund	DoubleLine Ultra Short Bond Fund	DoubleLine Shiller Enhanced International CAPE®	Doubleline Real Estate and Income Fund	Doubleline Emerging Markets Local Currency Bond Fund	Doubleline Income Fund

Investments in Securities

Level 1

Money Market Funds	$25,412,968	$934,510	$11,298,159	$436,532	$295,398	$7,151,998

Affiliated Mutual Funds	—	—	8,152,161	—	—	—

Total Level 1	25,412,968	934,510	19,450,320	436,532	295,398	7,151,998

Level 2

Asset Backed Obligations	268,981,201	—	2,179,969	—	—	3,169,076

US Corporate Bonds	165,346,765	4,991,177	6,525,058	3,673,220	—	—

Foreign Corporate Bonds	60,379,962	4,252,926	6,364,449	618,556	1,454,561	—

Commercial Paper	—	5,468,886	—	—	—	—

US Government and Agency Obligations	—	—	18,679,021	2,695,850	—	3,603,594

Collateralized Loan Obligations	—	—	17,374,671	4,557,383	—	18,699,873

Non-Agency Residential Collateralized Mortgage Obligations	—	—	15,079,284	—	—	26,189,708

Non-Agency Commercial Mortgage Backed Obligations	—	—	12,878,590	3,079,193	—	20,682,720

US Government and Agency Mortgage Backed Obligations	—	—	4,300,904	—	—	12,334,014

Other Short Term Investments	—	—	1,228,437	—	—	—

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	—	—	811,966	—	7,517,393	—

Total Level 2	494,707,928	14,712,989	85,422,349	14,624,202	8,971,954	84,678,985

Level 3

Foreign Corporate Bonds	2,298,575	—	—	—	—	—

Asset Backed Obligations	—	—	—	—	—	7,811,068

Non-Agency Commercial Mortgage Backed Obligations	—	—	—	—	—	1,157,833

Total Level 3	2,298,575	—	—	—	—	8,968,901

Total	$522,419,471	$15,647,499	$104,872,669	$15,060,734	$9,267,352	$100,799,884

Other Financial Instruments

Level 1	$—	$—	$—	$—	$—	$—

Level 2

Excess Return Swaps	—	—	3,474,146	1,709,321	—	—

Forward Currency Exchange Contracts	—	—	(8,412,879)	—	—	—

Total Level 2	—	—	(4,938,733)	1,709,321	—	—

Level 3	—	—	—	—	—	—

Total	$—	$—	$(4,938,733)	$1,709,321	$—	$—

164	DoubleLine Funds Trust

March 31, 2022

Category	DoubleLine Multi-Asset Trend Fund (Consolidated)

Investments in Securities

Level 1

Affiliated Mutual Funds	$10,213,107

Money Market Funds	1,880,485

Total Level 1	12,093,592

Level 2

Other Short Term Investments	987,199

US Government and Agency Obligations	796,050

Total Level 2	1,783,249

Level 3	—

Total	$13,876,841

Other Financial Instruments

Level 1	$—

Level 2

Excess Return Swaps	(4,901)

Total Level 2	(4,901)

Level 3	—

Total	$(4,901)

See the Schedules of Investments for further disaggregation of investment categories.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

DoubleLine Flexible Income Fund	Fair Value as of 3/31/2021	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)(c)	Net Accretion (Amortization)	Purchases(a)	Sales(b)	Transfers Into Level 3(d)	Transfers Out of Level 3(d)	Fair Value as of 3/31/2022	Net Change in Unrealized Appreciation (Depreciation) on securities held at 3/31/2022(c)
Investments in Securities
Asset Backed Obligations	$14,840,624	$2	$(3,352,971)	$—	$7,080,258	$(419,519)	$—	$—	$18,148,394	$(2,922,144)
Non-Agency Residential Collateralized Mortgage Obligations	10,060,931	177,705	(135,764)	184,367	—	(1,640,093)	—	—	8,647,146	(25,883)
Non-Agency Commercial Mortgage Backed Obligations	1,178,250	1,252	(19,296)	10,089	—	(35,384)	—	—	1,134,911	(24,193)
Common Stocks	294,158	26,756	(156,652)	—	365,091	(26,756)	—	—	502,597	51,062
Bank Loans	136,307	10,289	(14,221)	3,932	—	(27,924)	—	—	108,383	(3,629)
Collateralized Loan Obligations	1,227,488	—	54,176	335	7,854	—	—	(1,216,200)	73,653	17,696
Warrants	—	—	1,287	—	—	—	—	—	1,287	—
Foreign Corporate Bonds	1,500	—	(1,500)	—	—	—	—	—	—	(1,500)
Rights	—	—	—	—	—	—	—	—	—	—
Total	$27,739,258	$216,004	$(3,624,941)	$198,723	$7,453,203	$(2,149,676)	$—	$(1,216,200)	$28,616,371	$(2,908,591)

DoubleLine Income Fund	Fair Value as of 3/31/2021	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)(c)	Net Accretion (Amortization)	Purchases (a)	Sales (b)	Transfers Into Level 3(d)	Transfers Out of Level 3(d)	Fair Value as of 3/31/2022	Net Change in Unrealized Appreciation (Depreciation) on securities held at 3/31/2022(c)
Investments in Securities
Asset Backed Obligations	$6,941,744	$5	$(1,759,138)	$(1,159)	$3,060,226	$(430,610)	$—	$—	$7,811,068	$(991,866)
Non-Agency Commercial Mortgage Backed Obligations	1,140,684	—	(192)	17,341	—	—	—	—	1,157,833	(192)
Total	$8,082,428	$5	$(1,759,330)	$16,182	$3,060,226	$(430,610)	$—	$—	$8,968,901	$(992,058)

(a)	Purchases include all purchases of securities, payups and corporate actions.

(b)	Sales include all sales of securities, maturities, and paydowns.

Annual Report	|	March 31, 2022	165

Notes to Financial Statements (Cont.)

(c)

Any difference between Net Change in Unrealized Appreciation (Depreciation) and Net Change in Unrealized Appreciation (Depreciation) on securities held at March 31, 2022 may be due to a security that was not held or categorized as Level 3 at either period end.

(d)

Transfers into or out of Level 3 can be attributed to changes in the availability of pricing sources and/or in the observability of significant inputs used to measure the fair value of those instruments.

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

DoubleLine Flexible Income Fund	Fair Value as of 3/31/2022	Valuation Techniques	Unobservable Input	Unobservable Input Values (Weighted Average)(e)	Impact to valuation from an increase to input

Asset Backed Obligations	$18,148,394	Market Comparables	Market Quotes	$66.39-$1,852.56 ($252.41)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Non-Agency Residential Collateralized Mortgage Obligations	$8,647,146	Market Comparables	Market Quotes	$96.47 ($96.47)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Non-Agency Commercial Mortgage Backed Obligations	$1,134,911	Market Comparables	Market Quotes	$81.38 ($81.38)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Common Stocks	$502,597	Market Comparables	Market Quotes	$1.88-$30.00 ($23.96)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Bank Loans	$108,383	Market Comparables	Market Quotes	$100.00 ($100.00)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Collateralized Loan Obligations	$73,653	Market Comparables	Market Quotes	$26.99-$26.99 ($26.99)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Warrants	$1,287	Market Comparables	Market Quotes	$0.28 ($0.28)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

	$—	Intrinsic Value	Underlying Equity Price	$0.00 ($0.00)	Significant changes in the Underlying Equity Price would have resulted in direct changes in the fair value of the security

Foreign Corporate Bonds	$—	Market Comparables	EBITDA Multiples	5.5x (5.5x )	Significant changes in the EBITDA multiple would have resulted in direct changes in the fair value of the security

Rights	$—	Intrinsic Value	Asset Sale Proceeds	$0.00 ($0.00)	Significant changes in asset sale proceeds would have resulted in direct changes in fair value of the security

DoubleLine Income Fund	Fair Value as of 3/31/2022	Valuation Techniques	Unobservable Input	Unobservable Input Values (Weighted Average)(e)	Impact to valuation from an increase to input

Asset Backed Obligations	$7,811,068	Market Comparables	Market Quotes	$53.59-$9,988.40 ($2,019.54)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Non-Agency Commercial Mortgage Backed Obligations	$1,157,833	Market Comparables	Market Quotes	$77.19 ($77.19)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

(e)	Unobservable inputs were weighted by the relative fair value of the instruments.

B. Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes has been made.

The Funds may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.

The Funds have adopted financial reporting rules that require the Funds to analyze all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years 2019-2021 (Federal) and 2018-2021 (CA/DE) for the Funds, are those that are open for exam by taxing authorities to the extent that each Fund operated within those respective tax years. As of March 31, 2022, the Funds have no examinations in progress.

Management has analyzed the Funds’ tax positions, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the period end. The Funds identify their major tax jurisdictions as U.S. Federal, the State of Delaware and the State of California. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

166	DoubleLine Funds Trust

March 31, 2022

Each Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances.

C. Security Transactions, Investment Income. Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income, including non-cash interest, is recorded on an accrual basis. Discounts/premiums on debt securities purchased, which may include residual and subordinate notes, are accreted/amortized over the life of the respective securities using the effective interest method except for certain deep discount bonds where management does not expect the par value above the bond’s cost to be fully realized. Dividend income and corporate action transactions, if any, are recorded on the ex-date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income on the Statements of Operations.

D. Foreign Currency Translation. The Funds’ books and records are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Investment securities transactions, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not isolate changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments.

E. Dividends and Distributions to Shareholders. With the exception of the DoubleLine Multi-Asset Growth Fund, the DoubleLine Strategic Commodity Fund, the DoubleLine Global Bond Fund and the DoubleLine Emerging Markets Local Currency Bond Fund, dividends from net investment income will be declared and paid monthly. Dividends from the net investment income of the DoubleLine Multi-Asset Growth Fund, the DoubleLine Global Bond Fund and the DoubleLine Emerging Markets Local Currency Bond Fund will be declared and paid quarterly. Dividends from the net investment income of the DoubleLine Strategic Commodity Fund will be declared and paid annually. The Funds will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from US GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed (accumulated) net investment income (loss), and/or undistributed (accumulated) realized gain (loss). Undistributed (accumulated) net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

Distributions from investment companies will be classified as investment income or realized gains in the Statements of Operations based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distributions are generally classified as investment income.

F. Use of Estimates. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

G. Share Valuation. The NAV per share of a class of shares of a Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, attributable to that class, minus all liabilities (including estimated accrued expenses), attributable to that class by the total number of shares of that class outstanding, rounded to the nearest cent. The Funds’ NAV is typically calculated on days when the New York Stock Exchange opens for regular trading.

H. Unfunded Loan Commitments. The Funds may enter into certain credit agreements, of which all or a portion may be unfunded. As of March 31, 2022, the below Funds had the following unfunded positions.

Annual Report	|	March 31, 2022	167

Notes to Financial Statements (Cont.)

DoubleLine Core Fixed Income Fund

Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)

Athenahealth Group, Inc.	$321,739	$320,130	$318,924	$(1,206)

TGP Holdings III LLC	48,661	48,661	46,699	(1,962)

The Hillman Group, Inc.	111,021	110,744	109,193	(1,551)

Trident TPI Holdings, Inc.	14,325	14,289	14,169	(120)

VT Topco, Inc.	95,077	94,602	93,830	(772)

Zelis Cost Management Buyer, Inc.	132,000	131,036	130,887	(149)

		$719,462	$713,702	$(5,760)

DoubleLine Floating Rate Fund

Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)

Athenahealth Group, Inc.	$314,493	$313,470	$311,741	$(1,729)

TGP Holdings III LLC	31,250	31,250	29,990	(1,260)

The Hillman Group, Inc.	205,738	205,612	202,353	(3,259)

Trident TPI Holdings, Inc.	9,242	9,219	9,142	(77)

VT Topco, Inc.	52,727	52,464	52,035	(429)

Zelis Cost Management Buyer, Inc.	38,000	37,723	37,679	(44)

		$649,738	$642,940	$(6,798)

DoubleLine Flexible Income Fund

Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)

Athenahealth Group, Inc.	$79,710	$79,312	$79,013	$(299)

TGP Holdings III LLC	13,393	13,393	12,853	(540)

The Hillman Group, Inc.	109,468	109,422	107,667	(1,755)

Trident TPI Holdings, Inc.	3,928	3,918	3,886	(32)

VT Topco, Inc.	23,279	23,162	22,973	(189)

Zelis Cost Management Buyer, Inc.	32,000	31,766	31,729	(37)

		$260,973	$258,121	$(2,852)

The Funds are obligated to fund these commitments at the borrower’s discretion. At the end of the period, the Funds maintained with their custodian liquid investments having an aggregate value at least equal to the par value of their respective unfunded loan commitments and bridge loans.

I. Contingencies. Between 2011 and 2014, the Commonwealth of Puerto Rico issued certain general obligation bonds, which were the subject of litigation. DoubleLine Multi-Asset Growth Fund previously purchased and sold certain of these general obligation bonds. A plan of adjustment of the Commonwealth was confirmed and, as a result, the litigation concerning the general obligation bonds was dismissed. The order confirming the plan has been appealed and, if the order is modified, stayed, or reversed on appeal, the litigation concerning the general obligation bonds could be reopened. At this time, it is anticipated that a material adverse effect on the Multi-Asset Growth Fund as a result of this litigation is remote. As of the period end, no loss contingency has been recorded in the financial statements.

J. Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee and officer of the Funds is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

K. Basis for Consolidation. The DoubleLine Multi-Asset Growth Fund, the DoubleLine Strategic Commodity Fund and the DoubleLine Multi-Asset Trend Fund may invest up to 25% of their total assets in the DoubleLine Cayman Multi-Asset Growth Fund,

168	DoubleLine Funds Trust

March 31, 2022

Ltd., the DoubleLine Strategic Commodity, Ltd., and the Multi-Asset Trend Fund, Ltd. (each, a “Subsidiary” and, collectively, the “Subsidiaries”), respectively. The Subsidiaries, which are organized under the laws of the Cayman Islands, are wholly-owned and controlled by each respective fund. Each Subsidiary invests in commodity-related investments and other investments. The consolidated financial statements include the accounts and balances of the each fund and its respective Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

As of March 31, 2022, the relationship of the Subsidiary to each respective fund was as follows:

	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Multi-Asset Trend Fund (Consolidated)

Commencement of Operations	6/15/2011	5/18/2015	2/26/2021

Fund Net Assets	$29,841,764	$247,705,051	$13,965,716

Subsidiary % of Fund Net Assets	11.64%	22.29%	15.02%

Subsidiary Financial Statement Information

Net Assets	$3,474,694	$55,214,819	$2,097,588

Total Income	2,782	57,008	6,620

Net Realized Gain/(Loss)	16,049	67,369,263	1,935,388

L. Other. Each share class of a Fund is charged for those expenses that are directly attributable to that share class. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets or in such a manner as the Funds’ Board may in its sole discretion consider fair and equitable to each Fund. Investment income, Fund expenses which are not class-specific, and realized and unrealized gains and losses are allocated directly to each class based upon the relative net assets of the classes.

3. Related and Other Party Transactions

The Advisers provide the Funds with investment management services under Investment Management Agreements (the “Agreements”). Under the Agreements, each Adviser manages the investment of the assets of the applicable Fund, places orders for the purchase and sale of its portfolio securities and is responsible for providing certain resources to assist with the day-to-day management of the Trust’s business affairs. As compensation for its services, each Adviser is entitled to a monthly fee at the annual rates of the average daily net assets of the Funds (the “Advisory Fee”) in the following table. Each Adviser has arrangements with DoubleLine Group LP to provide personnel and other resources to the Funds. On December 11, 2018, DoubleLine Alternatives, the investment adviser of the DoubleLine Real Estate and Income Fund, engaged DoubleLine Capital to serve as sub- adviser to the DoubleLine Real Estate and Income Fund to manage its investment in debt instruments. On February 18, 2021, DoubleLine

Alternatives, the investment adviser of the DoubleLine Multi-Asset Trend Fund, engaged DoubleLine Capital to serve as sub-adviser to the DoubleLine Multi-Asset Trend Fund to manage its investment in debt instruments.

Each Adviser has contractually agreed to limit certain of the Funds’ ordinary operating expenses so that its ratio of such expenses to average net assets will not exceed the following ratios (the “Expense Caps”). For the purposes of the expense limitation agreement between each Adviser and the applicable Funds, “ordinary operating expenses” excludes taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, acquired fund fees and expenses, and any extraordinary expenses. Each applicable Fund’s expense limitation is expected to apply until at least July 31, 2023. Each applicable expense limitation may be terminated during the term only by a majority vote of the disinterested Trustees of the Board.

		Expense Caps

	Advisory Fee	I Shares	N Shares	A Shares	R6 Shares

DoubleLine Total Return Bond Fund	0.40%	N/A	N/A	N/A	N/A

DoubleLine Core Fixed Income Fund	0.40%	N/A	N/A	N/A	N/A

DoubleLine Emerging Markets Fixed Income Fund	0.75%	0.95%	1.20%	N/A	N/A

DoubleLine Multi-Asset Growth Fund (Consolidated)	0.95%	1.15%	N/A	1.40%	N/A

DoubleLine Low Duration Bond Fund	0.35%	0.47%	0.72%	N/A	0.42%

DoubleLine Floating Rate Fund	0.50%	0.75%	1.00%	N/A	N/A

DoubleLine Shiller Enhanced CAPE®	0.45%	0.65%	0.90%	N/A	0.60%

DoubleLine Flexible Income Fund	0.62%	0.82%	1.07%	N/A	0.77%

Annual Report	|	March 31, 2022	169

Notes to Financial Statements (Cont.)

		Expense Caps

	Advisory Fee	I Shares	N Shares	A Shares	R6 Shares

DoubleLine Low Duration Emerging Markets Fixed Income Fund	0.50%	0.59%	0.84%	N/A	N/A

DoubleLine Long Duration Total Return Bond Fund	0.35%	0.50%	0.75%	N/A	N/A

DoubleLine Strategic Commodity Fund (Consolidated)	0.90%	1.10%	1.35%	N/A	N/A

DoubleLine Global Bond Fund	0.50%	0.70%	0.95%	N/A	N/A

DoubleLine Infrastructure Income Fund	0.50%	0.65%	0.90%	N/A	N/A

DoubleLine Ultra Short Bond Fund	0.15%	0.30%	0.55%	N/A	N/A

DoubleLine Shiller Enhanced International CAPE®	0.50%	0.65%	0.90%	N/A	N/A

DoubleLine Real Estate and Income Fund	0.45%	0.65%	0.90%	N/A	N/A

DoubleLine Emerging Markets Local Currency Bond Fund	0.75%	0.90%	1.15%	N/A	N/A

DoubleLine Income Fund	0.50%	0.65%	0.90%	N/A	N/A

DoubleLine Multi-Asset Trend Fund (Consolidated)	0.50%	0.65%	0.90%	N/A	N/A

Other than as described above, to the extent that an Adviser waives its investment advisory fee and/or reimburses a Fund for other ordinary operating expenses, it may seek reimbursement of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed. Each Fund must pay its current ordinary operating expenses before each Adviser is entitled to any recoupment. Any such recoupment would be subject to review by the Board and will be subject to the Fund’s expense limitations in place when the fees were waived or the expenses were reimbursed.

Each Adviser, as applicable, contractually waived a portion of its fees or reimbursed certain operating expenses and may recapture a portion of the amounts no later than the dates as stated in the following table:

	March 31,

	2023		2024	2025

DoubleLine Multi-Asset Growth Fund (Consolidated)	$70,875		$163,391	$132,394

DoubleLine Low Duration Bond Fund	$3		$—	$—

DoubleLine Low Duration Emerging Markets Fixed Income Fund	$91,791		$171,094	$236,853

DoubleLine Long Duration Total Return Bond Fund	$31,792		$31,892	$27,645

DoubleLine Ultra Short Bond Fund	$—		$—	$37,343

DoubleLine Shiller Enhanced International CAPE®	$93,238		$124,784	$120,695

DoubleLine Real Estate and Income Fund	$310,642		$32,734	$172,146

DoubleLine Emerging Markets Local Currency Bond Fund	$388,277		$161,999	$182,623

DoubleLine Income Fund	$219,563	(a)	$79,680	$100,221

DoubleLine Multi-Asset Trend Fund (Consolidated)	$—	(a)	$99,689	$596,575

(a)

The information shown reflects the applicable amounts subject to recoupment as of March 31, 2021 and was revised from information included in reports provided by the Fund to shareholders for the prior fiscal period.

For the year ended March 31, 2022, the Adviser recouped the amounts shown from the following Fund:

DoubleLine Strategic Commodity Fund (Consolidated)	$129,454

DoubleLine Shiller Enhanced International CAPE®	$1,376

DoubleLine Emerging Markets Local Currency Bond Fund	$4,772

DoubleLine Income Fund	$10,287

If a Fund invested in other investment vehicles sponsored by an Adviser (“other DoubleLine Funds”) during the period, such Adviser waived its advisory fee to the Fund in an amount equal to the advisory fees paid to the Adviser by the other DoubleLine Funds in respect of Fund assets so invested. Accordingly, the Adviser waived the following fees for the year ended March 31, 2022:

DoubleLine Core Fixed Income Fund	$5,064,153

DoubleLine Multi-Asset Growth Fund (Consolidated)	$23,868

DoubleLine Shiller Enhanced CAPE®	$203,130

DoubleLine Flexible Income Fund	$197,185

DoubleLine Shiller Enhanced International CAPE®	$32,064

DoubleLine Multi-Asset Trend Fund (Consolidated)	$37,576

170	DoubleLine Funds Trust

March 31, 2022

As of March 31, 2022, greater than 5% of the following DoubleLine Funds was held by other DoubleLine Funds as follows:

Affiliated Fund Held	% Owned	Significant Owner

DoubleLine Long Duration Total Return Bond Fund	73%	DoubleLine Core Fixed Income Fund

DoubleLine Global Bond Fund	75%	DoubleLine Core Fixed Income Fund

DoubleLine Infrastructure Income Fund	84%	DoubleLine Core Fixed Income Fund

DoubleLine Capital LP and certain DoubleLine affiliated advisers provide investment advisory, sub-advisory, or consulting services to a variety of investors, including investment program sponsors, separate accounts, and mutual funds sponsored by third parties (collectively “third-party accounts”). Those services may result, directly or indirectly, in investments by the third-party accounts in one or more of the Funds. At times, the third-party accounts’ investments, individually or in the aggregate, may represent material interests in one or more of the Funds. The third-party accounts’ transaction activity in a Fund may cause a Fund to incur material transaction costs, to realize taxable gains distributable to shareholders, and/or to buy or sell assets at a time when the Fund might not otherwise do so, each of which may adversely affect a Fund’s performance. See the description of Large Shareholder Risk in the Principal Risks Note for more information. Records available to the Funds reflect that greater than 25% of the following Funds were held by third-party accounts as of March 31, 2022:

% Owned

DoubleLine Multi-Asset Growth Fund (Consolidated)	49%

4.  Distribution, Sales Charge and Redemption Fees

Class N shares and Class A shares of the Funds make payments under a distribution plan (the “Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, each Fund compensates the Fund’s distributor for distribution and related services at an annual rate equal to 0.25% of the average daily net assets of the Fund attributable to its Class N and Class A shares. The fees may be used to pay the Fund’s distributor for distribution services and sales support services provided in connection with Class N and Class A shares.

The Class A shares of DoubleLine Multi-Asset Growth Fund have a maximum sales charge imposed on purchases of 4.25% of the offering price and a maximum contingent deferred sales charge of 0.75% that applies to purchases of $1 million or more of Class A shares if the shares are redeemed within 18 months of purchase.

The DoubleLine Floating Rate Fund imposes redemption fees. Redemption fees are paid to and retained by the Fund to limit the opportunity to market time the Fund and to help offset estimated portfolio transaction costs and other related costs incurred by the Fund as a result of short-term trading. Subject to the exceptions discussed in the Fund’s prospectus, the DoubleLine Floating Rate Fund will apply a redemption fee equal to 1% of the value of any shares redeemed within 90 calendar days of purchase.

5.  Purchases and Sales of Securities

Investment transactions (excluding short-term investments) for the year ended March 31, 2022 were as follows:

	All Other		U.S. Government[1]

	Purchases at Cost	Sales or Maturity Proceeds	Purchases at Cost	Sales or Maturity Proceeds

DoubleLine Total Return Bond Fund	$20,406,293,384	$23,655,847,258	$20,896,098,705	$21,322,070,424

DoubleLine Core Fixed Income Fund	$4,252,837,851	$4,953,405,093	$15,388,238,276	$15,163,556,620

DoubleLine Emerging Markets Fixed Income Fund	$424,194,629	$435,194,192	$—	$—

DoubleLine Multi-Asset Growth Fund (Consolidated)	$5,727,880	$5,711,509	$—	$—

DoubleLine Low Duration Bond Fund	$3,855,193,469	$3,294,268,612	$2,850,443,449	$2,328,326,543

DoubleLine Floating Rate Fund	$248,629,571	$127,790,770	$—	$—

Doubleline Shiller Enhanced CAPE®	$3,811,206,955	$2,887,832,768	$6,141,289,462	$5,871,251,624

DoubleLine Flexible Income Fund	$501,446,379	$499,781,753	$—	$—

DoubleLine Low Duration Emerging Markets Fixed Income Fund	$140,083,191	$96,382,236	$—	$—

DoubleLine Long Duration Total Return Bond Fund	$8,297,804	$22,852,284	$59,873,652	$64,514,211

Annual Report	|	March 31, 2022	171

Notes to Financial Statements (Cont.)

	All Other		U.S. Government[1]

	Purchases at Cost	Sales or Maturity Proceeds	Purchases at Cost	Sales or Maturity Proceeds

DoubleLine Strategic Commodity Fund (Consolidated)	$—	$—	$—	$—

DoubleLine Global Bond Fund	$155,628,875	$461,521,310	$358,319,569	$494,942,787

DoubleLine Infrastructure Income Fund	$128,084,372	$126,811,180	$—	$—

DoubleLine Ultra Short Bond Fund	$74,435,831	$194,106,991	$—	$—

Doubleline Shiller Enhanced International CAPE®	$68,160,689	$18,275,463	$84,006,431	$72,279,045

Doubleline Real Estate and Income Fund	$8,425,910	$7,767,815	$21,691,653	$20,753,966

DoubleLine Emerging Markets Local Currency Bond Fund	$3,856,954	$3,364,730	$—	$—

DoubleLine Income Fund	$54,907,023	$75,163,290	$—	$271,184

DoubleLine Multi-Asset Trend Fund (Consolidated)	$10,631,727	$9,158,542	$11,708,045	$11,896,872

[1]	U.S. Government transactions are defined as those involving long-term U.S. Treasury bills, bonds and notes.

6.  Income Tax Information and Distributions to Shareholders

The tax character of distributions for the Funds were as follows:

	Year Ended March 31, 2022			Period Ended March 31, 2021

	Ordinary Income	Long Term Capital Gain	Distributions in Excess	Ordinary Income	Long Term Capital Gain

DoubleLine Total Return Bond Fund	$1,504,999,786	$—	$—	$1,658,555,198	$—

DoubleLine Core Fixed Income Fund	$324,968,269	$31,691,904	$—	$341,197,870	$18,147,242

DoubleLine Emerging Markets Fixed Income Fund	$31,781,820	$—	$—	$35,005,232	$—

DoubleLine Multi-Asset Growth Fund (Consolidated)	$886,499	$—	$—	$1,062,386	$—

DoubleLine Low Duration Bond Fund	$117,341,564	$—	$—	$138,527,562	$—

DoubleLine Floating Rate Fund	$11,287,515	$—	$—	$7,203,928	$—

DoubleLine Shiller Enhanced CAPE®	$143,496,038	$2,105,213,872	$—	$131,429,340	$—

DoubleLine Flexible Income Fund	$47,660,654	$—	$—	$45,031,199	$—

DoubleLine Low Duration Emerging Markets Fixed Income Fund	$5,076,958	$425,553	$—	$5,558,795	$—

DoubleLine Long Duration Total Return Bond Fund	$2,174,927	$—	$—	$6,510,021	$2,140,684

DoubleLine Strategic Commodity Fund (Consolidated)	$25,430,558	$—	$—	$—	$—

DoubleLine Global Bond Fund	$1,740,844	$5,985,174	$273,357	$—	$13,566,062

DoubleLine Infrastructure Income Fund	$15,429,278	$3,741,027	$—	$17,336,841	$—

DoubleLine Ultra Short Bond Fund	$295,408	$—	$10,877	$1,067,595	$—

DoubleLine Shiller Enhanced International CAPE®	$2,105,619	$—	$—	$882,373	$—

DoubleLine Real Estate and Income Fund	$151,019	$668,267	$—	$1,597,716	$—

DoubleLine Emerging Markets Local Currency Bond Fund	$112,398	$—	$—	$177,729	$—

DoubleLine Income Fund	$6,074,237	$—	$128,142	$3,356,800	$—

DoubleLine Multi-Asset Trend Fund (Consolidated)	$244,893	$—	$—	$15,705	$—

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero.

172	DoubleLine Funds Trust

March 31, 2022

The cost basis of investments for federal income tax purposes as of March 31, 2022, was as follows:

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund

Tax Cost of Investments	$47,091,851,838	$10,910,935,553	$859,120,521	$32,714,816	$7,544,178,367	$389,258,869

Gross Tax Unrealized Appreciation	256,318,901	39,557,296	8,572,502	1,078,110	4,391,682	1,385,464

Gross Tax Unrealized Depreciation	(3,459,032,314)	(593,357,110)	(113,560,702)	(3,760,684)	(258,912,328)	(4,653,121)

Net Tax Unrealized Appreciation (Depreciation)	(3,202,713,413)	(553,799,814)	(104,988,200)	(2,682,574)	(254,520,646)	(3,267,657)

	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund

Tax Cost of Investments	$8,409,385,041	$1,308,986,680	$275,477,005	$61,665,057	$232,932,025	$287,058,857

Gross Tax Unrealized Appreciation	288,443,223	6,976,222	546,545	758,381	16,007,478	2,094,026

Gross Tax Unrealized Depreciation	(311,247,491)	(89,394,851)	(14,132,918)	(1,643,451)	(1,044,604)	(18,701,449)

Net Tax Unrealized Appreciation (Depreciation)	(22,804,268)	(82,418,629)	(13,586,373)	(885,070)	14,962,874	(16,607,423)

	DoubleLine Infrastructure Income Fund	DoubleLine Ultra Short Bond Fund	DoubleLine Shiller Enhanced International CAPE®	DoubleLine Real Estate and Income Fund	DoubleLine Emerging Markets Local Currency Bond Fund	DoubleLine Income Fund

Tax Cost of Investments	$547,068,523	$15,704,327	$100,051,427	$15,596,540	$10,028,430	$111,119,446

Gross Tax Unrealized Appreciation	1,439,293	6,757	12,222,136	1,728,696	88,173	2,246,513

Gross Tax Unrealized Depreciation	(26,088,345)	(63,585)	(12,339,627)	(555,181)	(849,251)	(12,566,075)

Net Tax Unrealized Appreciation (Depreciation)	(24,649,052)	(56,828)	(117,491)	1,173,515	(761,078)	(10,319,562)

	DoubleLine Multi-Asset Trend Fund (Consolidated)

Tax Cost of Investments	$14,269,577

Gross Tax Unrealized Appreciation	2,057

Gross Tax Unrealized Depreciation	(399,694)

Net Tax Unrealized Appreciation (Depreciation)	(397,637)
As of March 31, 2022, the components of accumulated earnings (losses) for income tax purposes were as follows:

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund

Net Tax Unrealized Appreciation (Depreciation)	$(3,202,713,413)	$(553,799,814)	$(104,988,200)	$(2,682,574)	$(254,520,646)	$(3,267,657)

Undistributed Ordinary Income	19,409,493	6,828,467	989,740	5,714	1,990,493	701,561

Undistributed Long Term Capital Gains	—	—	—	—	—	—

Total Distributable Earnings	19,409,493	6,828,467	989,740	5,714	1,990,493	701,561

Other Accumulated Gains (Losses)	(3,377,826,601)	(105,645,889)	(47,103,273)	(4,130,458)	(95,983,364)	(39,449,055)

Total Distributable Earnings (Loss)	(6,561,130,521)	(652,617,236)	(151,101,733)	(6,807,318)	(348,513,517)	(42,015,151)

Annual Report	|	March 31, 2022	173

Notes to Financial Statements (Cont.)

	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund

Net Tax Unrealized Appreciation (Depreciation)	$(22,804,268)	$(82,418,629)	$(13,586,373)	$(885,070)	$14,962,874	$(16,607,423)

Undistributed Ordinary Income	—	1,148,770	—	125,226	65,303,039	—

Undistributed Long Term Capital Gains	492,972,947	—	—	—	—	—

Total Distributable Earnings	492,972,947	1,148,770	—	125,226	65,303,039	—

Other Accumulated Gains (Losses)	(5,382,887)	(44,475,941)	(205,610)	(6,766,782)	(27,092)	(24,077,809)

Total Distributable Earnings (Loss)	464,785,792	(125,745,800)	(13,791,983)	(7,526,626)	80,238,821	(40,685,232)

	DoubleLine Infrastructure Income Fund	DoubleLine Ultra Short Bond Fund	DoubleLine Shiller Enhanced International CAPE®	DoubleLine Real Estate and Income Fund	DoubleLine Emerging Markets Local Currency Bond Fund	DoubleLine Income Fund

Net Tax Unrealized Appreciation (Depreciation)	$(24,649,052)	$(56,828)	$(117,491)	$1,173,515	$(761,078)	$(10,319,562)

Undistributed Ordinary Income	903,552	—	66,285	1,276	—	—

Undistributed Long Term Capital Gains	1,296,056	—	—	—	—	—

Total Distributable Earnings	2,199,608	—	66,285	1,276	—	—

Other Accumulated Gains (Losses)	(1,370,149)	(29,748)	(6,952,124)	(123,141)	(356,782)	(3,736,136)

Total Distributable Earnings (Loss)	(23,819,593)	(86,576)	(7,003,330)	1,051,650	(1,117,860)	(14,055,698)

	DoubleLine Multi-Asset Trend Fund (Consolidated)

Net Tax Unrealized Appreciation (Depreciation)	$(397,637)

Undistributed Ordinary Income	1,904,997

Undistributed Long Term Capital Gains	—

Total Distributable Earnings	1,904,997

Other Accumulated Gains (Losses)	(871,610)

Total Distributable Earnings (Loss)	635,750

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after January 1, 2011 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

As of March 31, 2022, the following capital loss carryforwards were available:

	Capital Loss Carryforward	Expires

DoubleLine Total Return Bond Fund	$3,345,271,882	Indefinite

DoubleLine Emerging Markets Fixed Income Fund	$47,331,427	Indefinite

DoubleLine Multi-Asset Growth Fund (Consolidated)	$3,995,055	Indefinite

DoubleLine Low Duration Bond Fund	$93,828,049	Indefinite

DoubleLine Floating Rate Fund	$38,782,121	Indefinite

DoubleLine Flexible Income Fund	$43,422,260	Indefinite

DoubleLine Long Duration Total Return Bond Fund	$6,641,383	Indefinite

DoubleLine Strategic Commodity Fund (Consolidated)	$23,012	Indefinite

DoubleLine Global Bond Fund	$14,170,985	Indefinite

DoubleLine Ultra Short Bond Fund	$26,113	Indefinite

DoubleLine Shiller Enhanced International CAPE®	$6,886,507	Indefinite

DoubleLine Emerging Markets Local Currency Bond Fund	$277,816	Indefinite

DoubleLine Income Fund	$3,665,518	Indefinite

174	DoubleLine Funds Trust

March 31, 2022

As of March 31, 2022, the following funds deferred, on a tax basis, losses of:

	Post- October Loss	Late-Year Loss

DoubleLine Core Fixed Income Fund	$97,240,717	$—

DoubleLine Low Duration Emerging Markets Fixed Income Fund	$157,787	$—

DoubleLine Global Bond Fund	$—	$9,712,284

DoubleLine Real Estate and Income Fund	$121,051	$—

DoubleLine Emerging Markets Local Currency Bond Fund	$—	$79,584

DoubleLine Multi-Asset Trend Fund (Consolidated)	$871,212	$—

Additionally, US GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to paydown losses, accretion of discount on certain debt instruments, foreign currency gains (losses), consent fee income and equalization. For the period ended March 31, 2022, the following table shows the reclassifications made:

	Undistributed (Accumulated) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-in Capital

DoubleLine Total Return Bond Fund	$139,229,306	$(139,229,306)	$—

DoubleLine Core Fixed Income Fund	$24,308,516	$(27,397,497)	$3,088,981

DoubleLine Emerging Markets Fixed Income Fund	$1,257,975	$(1,257,975)	$—

DoubleLine Multi-Asset Growth Fund (Consolidated)	$66,960	$1,309,819	$(1,376,779)

DoubleLine Low Duration Bond Fund	$4,203,015	$(4,203,015)	$—

DoubleLine Floating Rate Fund	$13,204	$(13,204)	$—

DoubleLine Shiller Enhanced CAPE®	$12,001,670	$(255,568,720)	$243,567,050

DoubleLine Flexible Income Fund	$1,565,251	$(1,565,251)	$—

DoubleLine Low Duration Emerging Markets Fixed Income Fund	$74,782	$(74,782)	$—

DoubleLine Long Duration Total Return Bond Fund	$267	$(267)	$—

DoubleLine Strategic Commodity Fund (Consolidated)	$67,369,203	$(67,369,203)	$—

DoubleLine Global Bond Fund	$(8,629,994)	$8,903,351	$(273,357)

DoubleLine Infrastructure Income Fund	$249,360	$(317,186)	$67,826

DoubleLine Ultra Short Bond Fund	$10,877	$—	$(10,877)

DoubleLine Shiller Enhanced International CAPE®	$416,681	$(416,681)	$—

DoubleLine Real Estate and Income Fund	$(9)	$(47,627)	$47,636

DoubleLine Emerging Markets Local Currency Bond Fund	$(308,628)	$308,628	$—

DoubleLine Income Fund	$171,371	$(43,229)	$(128,142)

DoubleLine Multi-Asset Trend Fund (Consolidated)	$1,935,377	$(1,935,377)	$—

If a Fund estimates that a portion of its regular distributions to shareholders may be comprised of amounts from sources other than net investment income, as determined in accordance with such Fund’s policies and practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, each Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its expected tax character. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with US GAAP, and recordkeeping practices under income tax regulations. It is possible that a Fund may not issue a Section 19 Notice in situations where such Fund’s financial statements prepared later and in accordance with US GAAP might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.doublelinefunds.com for the most recent Section 19 Notice, if applicable. Information provided to you on a Section 19 notice is an estimate only and subject to change; final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Annual Report	|	March 31, 2022	175

Notes to Financial Statements (Cont.)

7.  Share Transactions

Transactions in each Fund’s shares were as follows:

	DoubleLine Total Return Bond Fund				DoubleLine Core Fixed Income Fund

	Year Ended March 31, 2022		Year Ended March 31, 2021		Year Ended March 31, 2022		Year Ended March 31, 2021

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	1,164,437,000	$12,140,719,262	1,539,259,791	$16,424,118,756	257,890,354	$2,816,447,196	280,957,689	$3,131,111,016

Class N	144,003,344	1,490,582,418	199,726,649	2,130,788,486	8,753,541	96,073,671	12,671,396	141,023,558

Class R6	87,148,406	913,287,402	273,818,179	2,941,826,011	2,010,732	22,004,243	5,465,636	60,849,172

Reinvested Dividends

Class I	94,495,651	982,673,465	104,043,679	1,109,252,383	21,473,847	235,110,490	20,570,056	229,610,439

Class N	13,102,801	136,109,853	15,081,761	160,748,008	1,227,394	13,429,621	1,392,836	15,529,405

Class R6	3,730,030	38,786,644	3,666,481	39,085,354	294,541	3,225,436	221,570	2,465,610

Shares Redeemed

Class I	(1,554,308,376)	(16,151,732,822)	(1,806,880,622)	(19,253,958,956)	(304,700,503)	(3,316,030,683)	(332,985,488)	(3,706,704,605)

Class N	(151,827,360)	(1,576,475,045)	(340,426,398)	(3,621,780,655)	(16,544,198)	(181,667,417)	(31,188,875)	(343,028,015)

Class R6	(114,667,455)	(1,199,909,175)	(85,766,242)	(917,621,409)	(2,763,397)	(30,108,101)	(680,922)	(75,856,934)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(313,885,959)	$(3,225,957,998)	(97,476,722)	$(987,542,022)	(32,357,689)	$(341,515,544)	(43,576,102)	$(545,000,354)

	DoubleLine Emerging Markets Fixed Income Fund				DoubleLine Multi-Asset Growth Fund (Consolidated)

	Year Ended March 31, 2022		Year Ended March 31, 2021		Year Ended March 31, 2022		Year Ended March 31, 2021

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	23,181,679	$240,533,126	38,389,132	$389,527,036	751,790	$7,555,200	2,960,303	$25,630,560

Class N	980,525	10,299,402	1,798,649	17,916,574	—	—	—	—

Class A	—	—	—	—	227,962	2,293,646	307,640	2,537,078

Reinvested Dividends

Class I	2,011,023	20,963,355	2,223,211	22,562,571	34,382	342,332	46,424	421,674

Class N	137,583	1,435,450	199,011	2,008,153	—	—	—	—

Class A	—	—	—	—	6,932	69,020	3,736	34,580

Shares Redeemed

Class I	(26,758,538)	(274,157,815)	(50,348,984)	(503,984,898)	(717,725)	(7,233,487)	(2,420,139)	(21,795,842)

Class N	(1,392,917)	(14,420,376)	(11,630,383)	(113,571,215)	—	—	—	—

Class A	—	—	—	—	(101,606)	(1,024,638)	(2,677,014)	(22,745,872)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(1,840,645)	$(15,346,858)	(19,369,364)	$(185,541,779)	201,735	$2,002,073	(1,779,050)	$(15,917,822)

176	DoubleLine Funds Trust

March 31, 2022

	DoubleLine Low Duration Bond Fund				DoubleLine Floating Rate Fund

	Year Ended March 31, 2022		Year Ended March 31, 2021		Year Ended March 31, 2022			Year Ended March 31, 2021

	Shares	Amount	Shares	Amount	Shares	Amount		Shares	Amount

Shares Sold

Class I	368,768,358	$3,657,779,510	340,583,825	$3,376,149,064	17,996,410	$171,598,717		14,358,100	$135,294,501

Class N	26,931,929	267,420,370	35,129,828	347,517,208	3,331,881	31,712,621		632,775	5,795,462

Class R6	4,761,979	47,401,845	973,264	9,512,549	—	—		—	—

Reinvested Dividends

Class I	7,489,591	74,154,030	8,601,769	85,027,806	442,972	4,215,007		243,458	2,251,902

Class N	1,347,661	13,343,765	1,952,269	19,277,696	70,763	673,812		83,252	766,753

Class R6	16,539	163,798	10,781	106,939	—	—		—	—

Shares Redeemed

Class I	(303,591,671)	(3,004,292,357)	(335,259,977)	(3,315,055,225)	(8,326,685)	(79,083,831	)(a)	(7,192,416)	(66,124,694	)(b)

Class N	(40,201,879)	(398,200,708)	(73,254,311)	(722,010,331)	(521,809)	(4,968,171	)(a)	(4,899,529)	(44,350,591	)(b)

Class R6	(1,389,866)	(13,718,083)	(135,979)	(1,342,013)	—	—		—	—

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	64,132,641	$644,052,170	(21,398,531)	$(200,816,307)	12,993,532	$124,148,155		3,225,640	$33,633,333

	DoubleLine Shiller Enhanced CAPE®				DoubleLine Flexible Income Fund

	Year Ended March 31, 2022		Year Ended March 31, 2021		Year Ended March 31, 2022			Year Ended March 31, 2021

	Shares	Amount	Shares	Amount	Shares	Amount		Shares	Amount

Shares Sold

Class I	115,473,351	$2,282,880,481	195,485,996	$3,046,783,133	38,179,008	$365,054,206		54,032,236	$506,510,483

Class N	7,172,848	142,131,499	15,703,507	228,608,519	3,577,544	34,483,084		5,882,912	54,086,312

Class R6	348,931	7,200,392	635,172	11,790,758	13,551,162	131,434,576		67,312	652,927

Reinvested Dividends

Class I	102,604,967	1,781,433,544	5,128,268	83,098,105	2,836,585	27,208,661		2,669,614	24,884,913

Class N	8,313,803	144,381,618	586,974	9,340,673	539,813	5,174,502		678,502	6,296,878

Class R6	188,322	3,276,671	1,474	26,681	33,928	323,525		686	6,478

Shares Redeemed

Class I	(168,386,465)	(3,246,596,754)	(180,505,736)	(2,763,884,588)	(48,129,381)	(462,563,714)		(48,288,453)	(443,146,001)

Class N	(17,692,049)	(337,526,472)	(87,053,535)	(1,284,765,928)	(4,779,182)	(45,913,058)		(17,871,414)	(164,818,629)

Class R6	(249,177)	(5,006,610)	(18,819)	(330,285)	(1,468,447)	(13,967,986)		(44)	(429)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	47,774,531	$772,174,369	(50,036,699)	$(669,332,932)	4,341,030	$41,233,796		(2,828,649)	$(15,527,068)

	DoubleLine Low Duration Emerging Markets Fixed Income Fund				DoubleLine Long Duration Total Return Bond Fund

	Year Ended March 31, 2022		Year Ended March 31, 2021		Year Ended March 31, 2022			Year Ended March 31, 2021

	Shares	Amount	Shares	Amount	Shares	Amount		Shares	Amount

Shares Sold

Class I	10,826,309	$105,775,647	14,577,587	$143,575,692	634,743	$6,133,665		2,069,460	$22,911,466

Class N	827,224	8,135,516	1,796,430	17,615,867	659,249	6,170,858		780,702	8,909,509

Reinvested Dividends

Class I	424,989	4,150,698	340,225	3,348,896	59,742	583,318		174,105	1,858,956

Class N	45,716	447,660	50,107	493,812	14,917	144,590		116,931	1,246,222

Shares Redeemed

Class I	(7,646,957)	(74,539,790)	(12,426,465)	(122,663,051)	(2,085,817)	(20,275,786)		(2,085,164)	(24,399,181)

Class N	(1,089,093)	(10,668,142)	(1,043,720)	(10,357,607)	(1,264,988)	(12,575,840)		(1,420,809)	(16,183,176)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	3,388,188	$33,301,589	3,294,164	$32,013,609	(1,982,154)	$(19,819,195)		(364,775)	$(5,656,204)

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Notes to Financial Statements (Cont.)

	DoubleLine Strategic Commodity Fund (Consolidated)				DoubleLine Global Bond Fund

	Year Ended March 31, 2022		Year Ended March 31, 2021		Year Ended March 31, 2022		Year Ended March 31, 2021

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	6,717,451	$74,576,556	11,204,635	$89,588,094	7,288,984	$74,839,903	3,168,598	$32,993,548

Class N	930,234	10,240,772	1,115,982	8,861,301	6,153	62,900	34,749	358,181

Reinvested Dividends

Class I	2,037,721	20,584,495	—	—	6,562	65,037	8,343	89,275

Class N	242,158	2,422,028	—	—	493	4,865	1,358	14,502

Shares Redeemed

Class I	(6,709,592)	(75,462,764)	(12,313,065)	(93,088,198)	(54,523,541)	(535,997,806)	(45,264,419)	(479,552,298)

Class N	(1,371,340)	(15,492,219)	(2,694,958)	(21,355,455)	(41,620)	(420,732)	(191,743)	(2,029,979)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	1,846,632	$16,868,868	(2,687,406)	$(15,994,258)	(47,262,969)	$(461,445,833)	(42,243,114)	$(448,126,771)

	DoubleLine Infrastructure Income Fund				DoubleLine Ultra Short Bond Fund

	Year Ended March 31, 2022		Year Ended March 31, 2021		Year Ended March 31, 2022		Year Ended March 31, 2021

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	2,064,445	$21,499,281	4,509,288	$46,476,303	1,885,410	$18,937,188	6,304,577	$63,278,623

Class N	188,360	1,971,059	340,509	3,576,870	22,104	222,567	149,707	1,501,205

Reinvested Dividends

Class I	71,127	733,897	92,586	968,759	3,760	37,747	13,076	130,919

Class N	24,535	254,596	24,259	252,659	84	844	596	5,958

Shares Redeemed

Class I	(2,364,267)	(24,453,829)	(3,033,719)	(31,816,866)	(22,628,370)	(227,256,501)	(7,834,785)	(78,619,510)

Class N	(954,826)	(9,397,710)	(461,021)	(4,836,926)	(167,556)	(1,686,224)	(175,638)	(1,766,197)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(970,626)	$(9,392,706)	1,471,902	$14,620,799	(20,884,568)	$(209,744,379)	(1,542,467)	$(15,469,002)

	DoubleLine Shiller Enhanced International CAPE®				DoubleLine Real Estate and Income Fund

	Year Ended March 31, 2022		Year Ended March 31, 2021		Year Ended March 31, 2022		Year Ended March 31, 2021

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	6,084,193	$83,296,916	1,068,908	$12,154,076	246,548	$3,280,253	443,367	$4,469,594

Class N	544,406	7,473,663	272,105	2,529,300	115,979	1,569,425	137,925	1,257,461

Reinvested Dividends

Class I	89,869	1,214,280	37,120	389,352	48,151	672,805	19,217	194,969

Class N	11,365	154,136	20,585	205,684	7,159	100,398	5,606	55,393

Shares Redeemed

Class I	(2,104,749)	(27,792,537)	(1,439,661)	(14,426,728)	(397,464)	(4,895,582)	(10,356,011)	(106,513,955)

Class N	(566,253)	(7,757,538)	(1,477,590)	(16,150,541)	(105,872)	(1,421,084)	(448,494)	(4,477,876)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	4,058,831	$56,588,920	(1,518,533)	$(15,298,857)	(85,499)	$(693,785)	(10,198,390)	$(105,014,414)

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	DoubleLine Emerging Markets Local Currency Bond Fund				DoubleLine Income Fund

	Year Ended March 31, 2022		Year Ended March 31, 2021		Year Ended March 31, 2022		Year Ended March 31, 2021

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	3,982	$35,878	3,151	$29,900	6,793,985	$62,611,780	16,970,154	$150,809,408

Class N	6,509	59,173	—	—	1,642,745	15,118,733	372,127	3,184,081

Reinvested Dividends

Class I	11,993	111,300	18,834	176,174	544,221	4,986,028	235,928	2,120,446

Class N	118	1,097	166	1,555	34,982	316,591	8,050	71,391

Shares Redeemed

Class I	(3,166)	(28,634)	—	—	(11,620,048)	(106,170,747)	(11,161,300)	(97,388,254)

Class N	(2,662)	(23,834)	—	—	(477,843)	(4,367,472)	(165,954)	(1,444,686)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	16,774	$154,980	22,151	$207,629	(3,081,958)	$(27,505,087)	6,259,005	$57,352,386

	DoubleLine Multi-Asset Trend Fund (Consolidated)

	Year Ended March 31, 2022		Period Ended March 31, 2021(c)

	Shares	Amount	Shares	Amount

Shares Sold

Class I	265,376	$2,768,408	1,066,937	$10,667,487

Class N	11,742	121,199	13,177	131,700

Reinvested Dividends

Class I	23,161	238,454	1,560	15,394

Class N	286	2,948	17	165

Shares Redeemed

Class I	(53,824)	(554,483)	—	—

Class N	(5,836)	(60,223)	—	—

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	240,905	$2,516,303	1,081,691	$10,814,746

(a)	Net of redemption fees of $101,535 and $7,709 for Class I and Class N, respectively.

(b)	Net of redemption fees of $10,342 and $2,962 for Class I and Class N, respectively.

(c)	Commenced operations on February 26, 2021.

8.  Trustees Fees

Trustees who are not affiliated with each Adviser and its affiliates receive fees from the Trust. These trustees may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Funds, are treated as if invested in shares of Funds designated by each Trustee or other funds managed by each Adviser and its affiliates. These amounts represent general unsecured liabilities of each Fund and vary according to the total returns of the selected funds. Trustees Fees in the Statements of Operations include current fees (either paid in cash or deferred) and any increase (decrease) in the value of the deferred amounts. Certain trustees and officers of the Funds are also officers of each Adviser; such trustees and officers are not compensated by the Funds.

Annual Report	|	March 31, 2022	179

Notes to Financial Statements (Cont.)

For the year ended March 31, 2022, the Trustees received as a group:

	Current Fees	Increase/(Decrease) in Value of Deferred Amount	Trustees Fees

DoubleLine Total Return Bond Fund	$403,371	$106,062	$509,433

DoubleLine Core Fixed Income Fund	$96,442	$25,184	$121,626

DoubleLine Emerging Markets Fixed Income Fund	$4,578	$1,855	$6,433

DoubleLine Multi-Asset Growth Fund (Consolidated)	$350	$62	$412

DoubleLine Low Duration Bond Fund	$58,018	$15,142	$73,160

DoubleLine Floating Rate Fund	$2,248	$587	$2,835

DoubleLine Shiller Enhanced CAPE®	$93,528	$20,931	$114,459

DoubleLine Flexible Income Fund	$7,471	$2,768	$10,239

DoubleLine Low Duration Emerging Markets Fixed Income Fund	$2,774	$532	$3,306

DoubleLine Long Duration Total Return Bond Fund	$852	$200	$1,052

DoubleLine Strategic Commodity Fund (Consolidated)	$2,408	$411	$2,819

DoubleLine Global Bond Fund	$5,884	$1,913	$7,797

DoubleLine Infrastructure Income Fund	$5,930	$1,247	$7,177

DoubleLine Ultra Short Bond Fund	$925	$565	$1,490

DoubleLine Shiller Enhanced International CAPE®	$631	$161	$792

DoubleLine Real Estate and Income Fund	$211	$33	$244

DoubleLine Emerging Markets Local Currency Bond Fund	$213	$21	$234

DoubleLine Income Fund	$1,421	$299	$1,720

DoubleLine Multi-Asset Trend Fund (Consolidated)	$328	$23	$351

9.  Additional Disclosures about Derivative Instruments

The following disclosures provide information on the Funds’ use of derivatives and certain related risks. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following tables.

The average volume of derivative activity for the year ended March 31, 2022 is as follows:

	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Shiller Enhanced CAPE®	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund	DoubleLine Shiller Enhanced International CAPE®	DoubleLine Real Estate and Income Fund	DoubleLine Multi-Asset Trend Fund (Consolidated)

Average Market Value

Futures Contracts - Long	$64,808	$—	$(367,318)	$—	$—	$—	$—	$—

Futures Contracts - Short	31,454	—	268,886	—	—	—	—	—

Average Notional Balance

Excess Return Swaps	6,402,454	8,334,800,000	—	202,720,000	—	64,380,000	15,080,000	12,111,371

Forward Currency Exchange Contracts	—	—	—	—	21,685,105	90,365,878	—	—

Options Contracts  The Funds may purchase or sell put and call options. When a Fund purchases an option it pays a premium in return for the potential to profit from the change in value of an underlying investment or index during the term of the option. The option premium is included on the Funds’ Statements of Assets and Liabilities as an investment and marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses and are recorded in net realized gain (loss) on investments on the Statements of Operations. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing options is limited to the loss of the premium paid. Premiums paid for purchasing options which are

180	DoubleLine Funds Trust

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exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss and are recorded in net realized gain (loss) on investments on the Statements of Operations. When a Fund writes (i.e., sells) an option it receives a premium in return for bearing the risk of the change in value of an underlying instrument during the term off the option. Writing put options tends to increase a Fund’s exposure to the risk that the value of the underlying instrument will depreciate. Writing call options tends to decrease a Fund’s ability to benefit from appreciation in the value in the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability on the Fund’s Statement of Assets and Liabilities and marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains and are recorded in net realized gain (loss) on written options on the Statements of Operations. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss when the underlying instrument is sold and are recorded in net realized gain (loss) on written options on the Statements of Operations. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put), and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk that the market for options contracts may be illiquid and that a Fund may not be able to close out or sell an option at a particular time or at an anticipated price.

Futures Contracts  Futures contracts typically involve a contractual commitment to buy or sell a particular instrument or index unit at a specified price on a future date. Risks associated with the use of futures contracts include the potential for imperfect correlation between the change in market value of the securities held by the Funds and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices determined by the relevant exchange. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash in accordance with the initial margin requirements of the broker or exchange. Such collateral is recorded in deposit at broker for futures in the Statements of Assets and Liabilities. Futures contracts are marked-to-market daily and an appropriate payment reflecting the change in value (“variation margin”) is made or received by or for the accounts of the Funds. The variation margin is recorded on the Statements of Assets and Liabilities. The cumulative change in value of futures contracts is recorded in net unrealized appreciation (depreciation) on futures on the Statements of Assets and Liabilities. Gains or losses are recognized but not considered realized until the contracts expire or are closed and are recorded in net realized gain (loss) on futures on the Statements of Operations. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

Forward Foreign Currency Contracts  Forward foreign currency contracts are agreements between two parties to buy and sell a currency at a set exchange rate on a future date. Unless a Fund’s registration statement expressly states otherwise, each Fund may enter into forward foreign currency contracts for any investment purpose. The market value of a forward foreign currency contract fluctuates with the changes in foreign currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded in net unrealized appreciation (depreciation) on forwards on the Statements of Assets and Liabilities. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed on the Statements of Operations. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Credit Default Swap Agreements  Credit default swap agreements typically involve one party making a stream of payments (generally referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event in respect of a referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund generally will receive from the buyer of protection a fixed rate of income throughout the term of the swap. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund typically will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or the affected securities in the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the affected securities in the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund typically will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or the affected securities in the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the affected securities in the referenced index. Recovery

Annual Report	|	March 31, 2022	181

Notes to Financial Statements (Cont.)

values are typically estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. An index credit default swap references all the names in the index, and if there is a default with respect to a single name in the index, the credit event is generally settled based on that name’s weight in the index.

Credit default swaps are considered to have credit risk related contingent features since they require payment by the protection seller to the protection buyer upon occurrence of a defined credit event. A Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract, which may be mitigated by the posting of collateral by the counterparty to a Fund to cover a Fund’s exposure to the counterparty. Upfront premiums (received) paid including accretion (amortization) less any collateral held at the counterparty are reflected in deposit at broker for swaps on the Statements of Assets and Liabilities. The marked-to-market value less a financing rate, if any, is included in net unrealized appreciation (depreciation) on swaps on the Statements of Assets and Liabilities. At termination or maturity of the swap, the cumulative marked-to-market on the value less a financing rate, if any, is recorded in realized gain (loss) on swaps on the Statements of Operations.

Interest Rate Swap Agreements  The Funds may enter into interest rate swap agreements. Interest rate swap agreements involve an exchange with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spread locks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The value is marked-to-market and is recorded in net unrealized appreciation (depreciation) on swaps on the Statements of Assets and Liabilities. At termination or maturity date, the interest on the notional amount of principal is exchanged and is recorded in net realized gain (loss) on swaps on the Statements of Operations.

Excess Return Swap Agreements  The Funds may enter into excess return swaps for investment purposes. Excess return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, a Fund will receive a payment from the counterparty. To the extent it is less, a Fund will make a payment to the counterparty. The marked-to-market value less a financing rate, if any, is recorded in net unrealized appreciation (depreciation) on swaps on the Statements of Assets and Liabilities. At termination or maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any, and is recorded in net realized gain (loss) on swaps on the Statements of Operations. To the extent the marked-to- market value of an excess return swap appreciates to the benefit of a Fund and exceeds certain contractual thresholds, a Fund’s counterparty may be contractually required to provide collateral. If the marked-to-market value of an excess return swap depreciates in value to the benefit of a counterparty and exceeds certain contractual thresholds, a Fund would generally be required to provide collateral for the benefit of its counterparty. Assets provided by the Funds as collateral are reflected as a component of investments in unaffiliated securities at value on the Statements of Assets and Liabilities and are noted on the Schedules of Investments. Assets provided to a Fund by a counterparty as collateral are not assets of the Fund and are not a component of a Fund’s NAV.

182	DoubleLine Funds Trust

March 31, 2022

The Funds’ derivative instrument holdings are summarized in the following tables.

The effect of derivative instruments on the Statements of Assets and Liabilities for the year ended March 31, 2022 was as follows:

	Derivatives not accounted for as hedging instruments

Statements of Assets and Liabilities Location	Commodity Risk	Credit Risk	Equity Risk	Foreign Exchange Rate Risk	Interest Rate Risk	Total
Net Unrealized Appreciation (Depreciation) on:
Forwards
DoubleLine Global Bond Fund	$—	$—	$—	$(43,848)	$—	$(43,848)
DoubleLine Shiller Enhanced International CAPE®	—	—	—	(8,412,879)	—	(8,412,879)
Futures
DoubleLine Multi-Asset Growth Fund (Consolidated)	$—	$—	$679,142	$—	$142,360	$821,502
DoubleLine Long Duration Total Return Bond Fund	—	—	—	—	117,386	117,386
Swaps
DoubleLine Multi-Asset Growth Fund (Consolidated)	$—	$—	$(125,849)	$—	$—	$(125,849)
DoubleLine Shiller Enhanced CAPE®	—	—	248,854,116	—	—	248,854,116
DoubleLine Strategic Commodity Fund (Consolidated)	15,715,969	—	—	—	—	15,715,969
DoubleLine Shiller Enhanced International CAPE®	—	—	3,474,146	—	—	3,474,146
DoubleLine Real Estate and Income Fund	—	—	1,709,321	—	—	1,709,321
DoubleLine Multi-Asset Trend Fund (Consolidated)	2,057	—	—	—	(6,958)	(4,901)

The effect of derivative instruments on the Statements of Operations for the year ended March 31, 2022 was as follows:

	Derivatives not accounted for as hedging instruments

Statements of Operations Location	Commodity Risk	Credit Risk	Equity Risk	Foreign Exchange Rate Risk	Interest Rate Risk	Total
Net Realized Gain (Loss) on:
Forwards
DoubleLine Global Bond Fund	$—	$—	$—	$1,015,154	$—	$1,015,154
DoubleLine Shiller Enhanced International CAPE®	—	—	—	2,972,091	—	2,972,091
Futures
DoubleLine Multi-Asset Growth Fund (Consolidated)	$—	$—	$(915,149)	$1,333	$180,165	$(733,651)
DoubleLine Long Duration Total Return Bond Fund	—	—	—	—	(664,481)	(664,481)
Swaps
DoubleLine Multi-Asset Growth Fund (Consolidated)	$16,049	$—	$2,406,617	$—	$—	$2,422,666
DoubleLine Shiller Enhanced CAPE®	—	—	2,245,518,124	—	—	2,245,518,124
DoubleLine Strategic Commodity Fund (Consolidated)	67,428,523	—	—	—	—	67,428,523
DoubleLine Shiller Enhanced International CAPE®	—	—	12,922,077	—	—	12,922,077
DoubleLine Real Estate and Income Fund	—	—	2,302,175	—	—	2,302,175
DoubleLine Multi-Asset Trend Fund (Consolidated)	—	—	(823,554)	—	1,980,146	1,156,592
Net Change in Unrealized Appreciation (Depreciation) on:
Forwards
DoubleLine Global Bond Fund	$—	$—	$—	$(1,255,643)	$—	$(1,255,643)
DoubleLine Shiller Enhanced International CAPE®	—	—	—	(10,007,374)	—	(10,007,374)
Futures
DoubleLine Multi-Asset Growth Fund (Consolidated)	$—	$—	$771,721	$—	$45,373	$817,094
DoubleLine Long Duration Total Return Bond Fund	—	—	—	—	1,662,001	1,662,001
Swaps
DoubleLine Multi-Asset Growth Fund (Consolidated)	$(22,918)	$—	$(1,602,189)	$—	$—	$(1,625,107)
DoubleLine Shiller Enhanced CAPE®	—	—	(1,122,726,045)	—	—	(1,122,726,045)
DoubleLine Strategic Commodity Fund (Consolidated)	20,018,816	—	—	—	—	20,018,816
DoubleLine Shiller Enhanced International CAPE®	—	—	(4,705,672)	—	—	(4,705,672)
DoubleLine Real Estate and Income Fund	—	—	935,612	—	—	935,612
DoubleLine Multi-Asset Trend Fund (Consolidated)	91,486	—	—	—	14,242	105,728

Annual Report	|	March 31, 2022	183

Notes to Financial Statements (Cont.)

10. Offsetting Assets and Liabilities

The Funds are subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements are intended to allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

As of the year ended March 31, 2022, the Funds held the following derivative instruments that were subject to offsetting on the Statements of Assets and Liabilities:

DoubleLine Multi-Asset Growth Fund (Consolidated)

Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged

Swap Contracts	$125,849	$—	$125,849	$—	$125,849	$—

DoubleLine Shiller Enhanced CAPE®

Assets:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received

Swap Contracts	$285,067,302	$(36,213,186)	$248,854,116	$248,854,116	$—	$—

Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged

Swap Contracts	$36,213,186	$(36,213,186)	$—	$—	$—	$—

DoubleLine Strategic Commodity Fund (Consolidated)

Assets:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received

Swap Contracts	$15,715,969	$—	$15,715,969	$15,715,969	$—	$—

DoubleLine Global Bond Fund

Assets:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received

Forwards	$1	$(1)	$—	$—	$—	$—

Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged

Forwards	$43,849	$(1)	$43,848	$—	$—	$43,848

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DoubleLine Shiller Enhanced International CAPE®

Assets:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received

Forwards	$358,926	$(358,926)	$—	$—	$—	$—

Swap Contracts	3,474,146	—	3,474,146	2,770,884	—	703,262

	$3,833,072	$(358,926)	$3,474,146	$2,770,884	$—	$703,262

Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged

Forwards	$8,771,805	$(358,926)	$8,412,879	$6,748,421	$—	$1,664,458

DoubleLine Real Estate and Income Fund

Assets:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received

Swap Contracts	$1,709,321	$—	$1,709,321	$1,709,321	$—	$—

DoubleLine Multi-Asset Trend Fund (Consolidated)

Assets:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received

Swap Contracts	$2,057	$(2,057)	$—	$—	$—	$—

Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged

Swap Contracts	$6,958	$(2,057)	$4,901	$4,901	$—	$—

11.  Bank Loans

The Funds may make loans directly to borrowers and may acquire or invest in loans made by others (“loans”). The Funds may acquire a loan interest directly by acting as a member of the original lending syndicate. Alternatively, the Funds may acquire some or all of the interest of a bank or other lending institution in a loan to a particular borrower by means of a novation, an assignment or a participation. The loans in which the Funds may invest include those that pay fixed rates of interest and those that pay floating rates—i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate. The Funds may purchase and sell interests in bank loans on a when-issued and delayed delivery basis, with payment delivery scheduled for a future date.

Securities purchased on a delayed delivery basis are marked-to-market daily and no income accrues to the Funds prior to the date the Funds actually take delivery of such securities. These transactions are subject to market fluctuations and are subject, among other risks, to the risk that the value at delivery may be more or less than the trade purchase price.

Annual Report	|	March 31, 2022	185

Notes to Financial Statements (Cont.)

12.  Credit Facility

U.S. Bank, N.A. (the “Bank”) has made available to the Trust, excluding the DoubleLine Emerging Markets Local Currency Bond Fund, (the “DoubleLine Funds”) an uncommitted $725,000,000 credit facility for short term liquidity in connection with shareholder redemptions. Under the terms of the credit facility, borrowings for each DoubleLine Fund are limited to one-third of the total assets (including the amount borrowed) of such DoubleLine Fund. Fifty percent of the credit facility is available to all of the DoubleLine Funds, on a first come, first served basis. The remaining 50% of the credit facility is allocated among the DoubleLine Funds in accordance with procedures adopted by the Board. Borrowings under this credit facility bear interest at the greater of 0.00% or the Bank’s prime rate less 1.00%.

The Bank has also made available to the DoubleLine Floating Rate Fund a committed $50,000,000 credit facility. Borrowings under this credit facility bear interest at the greater of 0.00% or the Bank’s prime rate less 1.00%.

State Street Bank and Trust Company has made available to the DoubleLine Emerging Markets Local Currency Bond Fund an uncommitted $30,000,000 credit facility with an annual non-refundable facility fee of $50,000. Under the terms of the credit facility, borrowings are limited to 15% of the Fund’s total assets. Borrowings under this credit facility bear interest at 0.10% plus 1.25% plus the greater of the Federal Funds Rate or the Overnight Bank Funding Rate as in effect on that day.

For the year ended March 31, 2022, the Funds’ credit facility activity is as follows:

	Average Borrowings	Maximum Amount Outstanding	Interest Expense	Commitment Fee	Average Interest Rate

DoubleLine Emerging Markets Fixed Income Fund	$5,567,958	$13,062,000	$8,443	$—	2.27%

DoubleLine Floating Rate Fund	$—	$—	$—	$10,435	—%

DoubleLine Flexible Income Fund	$4,820,000	$4,820,000	$301	$—	2.25%

DoubleLine Low Duration Emerging Markets Fixed Income Fund	$292,500	$727,000	$293	$—	2.25%

DoubleLine Long Duration Total Return Bond Fund	$2,494,600	$7,232,000	$780	$—	2.25%

DoubleLine Income Fund	$1,112,000	$1,112,000	$139	$—	2.25%

DoubleLine Multi-Asset Trend Fund (Consolidated)	$259,200	$386,000	$81	$—	2.25%

13.  Significant Shareholder Holdings

As of March 31, 2022 , shareholders affiliated with the Funds and/or Advisers (other than other DoubleLine Funds) owned shares of the Funds as follows:

	Shares	% of Total Outstanding Shares - Per Class	% of Total Outstanding Shares - Total Fund

DoubleLine Real Estate and Income Fund - Class I	546,205	51%	45%

DoubleLine Real Estate and Income Fund - Class N	11,054	7%	45%

DoubleLine Emerging Markets Local Currency Bond Fund - Class I	1,033,099	100%	99%

DoubleLine Emerging Markets Local Currency Bond Fund - Class N	10,373	73%	99%

DoubleLine Multi-Asset Trend Fund (Consolidated) - Class I	1,011,179	78%	77%

DoubleLine Multi-Asset Trend Fund (Consolidated) - Class N	10,187	53%	77%

Investment activities of these shareholders could have a material affect on each Fund. See the description of Large Shareholder Risk in the following Principal Risks Note. For information on greater than 5% holders of certain Funds by other DoubleLine Funds, see Note 3 on Related and Other Party Transactions.

14.  To-Be-Announced Securities

The Funds may invest in to-be-announced securities (“TBAs”). TBAs is a term that is generally used to describe forward-settling mortgage-backed securities. These TBAs are generally issued by U.S. Government Agencies or U.S. Government Sponsored Entities such as Freddie Mac, Fannie Mae and Ginnie Mae. The actual mortgage-backed security that will be delivered to the buyer at the time TBAs trades are entered is not known, however, the terms of the acceptable pools of loans that will comprise the mortgage- backed security are determined at the time the trade is entered into (coupon rate, maturity, credit quality, etc.). Investment in TBAs will generally increase the Fund’s exposure to interest rate risk and could also expose the Fund to counterparty default risk. In order

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to mitigate counterparty default risk, the Fund only enters TBAs with counterparties for which the risk of default is determined to be remote. At the end of the period and as a purchaser or seller of TBAs, the DoubleLine Total Return Bond and DoubleLine Core Fixed Income Funds segregated cash or cash equivalents as collateral as required in accordance with applicable industry regulations.

15.  Principal Risks:

Below are summaries of some, but not all, of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s NAV, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read each Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

•

active management risk:  the risk that the Fund will fail to meet its investment objective and that the Fund’s investment performance will depend, at least in part, on how its assets are allocated and reallocated among asset classes, sectors, underlying funds and/or investments and that such allocation will focus on asset classes, sectors, underlying funds, and/or investments that perform poorly or underperform other asset classes, sectors, underlying funds, and/or available investments. Any given investment strategy may fail to produce the intended results, and Fund’s portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, risk assessments, and/or the outlook on market trends and opportunities.

•

asset-backed securities investment risk:  the risk that borrowers may default on the obligations that underlie the asset- backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in a Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which a Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

•	cash position risk: the risk that to the extent that a Fund holds assets in cash, cash equivalents, and other short-term investments, the ability of the Fund to meet its objective may be limited.

•

collateralized debt obligations risk:  the risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which a Fund invests. Normally, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be illiquid. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that a Fund may invest in CDOs that are subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

•

commodities risk:  the risk that the value of a Fund’s shares may be affected by changes in the values of the Fund’s investment exposures to commodities or commodity-related instruments, which may be extremely volatile and difficult to value. The value of commodities and commodity-related instruments may be affected by market movements, commodity index volatility, changes in interest rates, or factors affecting supply, demand and/or other market fundamentals with respect to a particular sector, industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. A Fund will likely at times have significant exposure to particular sectors through its commodities-related investments, including, for example, the energy sector, industrial metals precious metals, and agricultural and livestock sectors and may be exposed to greater risk associated with events affecting those sectors.

•

confidential information access risk:  the risk that the intentional or unintentional receipt of material, non-public information (“Confidential Information”) by the Adviser could limit a Fund’s ability to sell certain investments held by the Fund or pursue certain investment opportunities on behalf of the Fund, potentially for a substantial period of time.

•

counterparty risk:  the risk that a Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments, such as repurchase and reverse repurchase agreements, entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests; that the Fund’s counterparty will be unable or unwilling to perform its obligations; that the Fund will be unable to enforce contractual remedies if its counterparty defaults; that if a counterparty becomes bankrupt, the Fund may experience significant delays in obtaining any recovery under the derivative contract or may obtain limited or no recovery in a bankruptcy or other insolvency proceeding. Subject to certain U.S. federal income tax limitations, the Fund is not subject to any limit with respect to the number or the value of

Annual Report	|	March 31, 2022	187

Notes to Financial Statements (Cont.)

transactions it can enter into with a single counterparty. To the extent that a Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•	debt securities risks:

°

credit risk:  the risk that an issuer or counterparty will fail to pay its obligations to a Fund when they are due. As a result, a Fund’s income might be reduced, the value of the Fund’s investment might fall, and/or the Fund could lose the entire amount of its investment. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. The values of lower-quality debt securities (commonly known as “junk bonds”), including floating rate loans, tend to be particularly sensitive to these changes. The values of securities also may decline for a number of other reasons that relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

°

extension risk:  the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

°

interest rate risk:  the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration.

°

prepayment risk:  the risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity. In times of declining interest rates, there is a greater likelihood that a Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. Prepayments can therefore result in lower yields to shareholders of a Fund.

°

London Interbank Offered Rate (“LIBOR”) risk:  LIBOR is the offered rate for wholesale, unsecured funding available to major international banks. The terms of many investments, financings or other transactions to which the Fund may be a party have been historically tied to LIBOR. LIBOR may also be a significant factor in determining payment obligations under a derivative investment and may be used in other ways that affect the Fund’s investment performance. Plans are underway to phase out the use of LIBOR. The transition from LIBOR and the terms of any replacement rate(s) may adversely affect transactions that use LIBOR as a reference rate, financial institutions that engage in such transactions, and the financial markets generally. As such, the transition away from LIBOR may adversely affect the Fund’s performance.

•

defaulted securities risk:  the significant risk of the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers.

•

derivatives risk:  the risk that an investment in derivatives will not perform as anticipated by an Adviser, may not be available at the time or price desired, cannot be closed out at a favorable time or price, will increase a Fund’s transaction costs, or will increase a Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with that of the cash investment; that the positions may be improperly executed or constructed; that the Fund’s counterparty will be unable or unwilling to perform its obligations; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing a Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge. In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives (“Rule 18f-4”), which will impose limits on the amount of derivatives a Fund can enter into and will treat derivatives, as well as certain debt securities, as senior securities. A Fund’s ability to use derivative instruments and other senior securities, including any credit facilities available to it, and to invest and operate as it has historically, may be adversely affected. Each Fund is required to comply with new Rule 18f-4 by August 19, 2022.

•

emerging market country risk:  the risk that investing in emerging markets, as compared to foreign developed markets, increases the likelihood that a Fund will lose money, due to more limited information about the issuer and/or the security; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems; fewer

188	DoubleLine Funds Trust

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investor protections; less regulatory oversight; thinner trading markets; the possibility of currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and expropriation, nationalization or other adverse political or economic developments.

•

equity issuer risk:  the risk that the market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably, including due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself.

•

financial services risk:  the risk that an investment in issuers in the financial services sector or transactions with one or more counterparties in the financial services sector may be adversely affected by, among other things: (i) changes in governmental regulation, which may limit both the amounts and the types of loans and other financial commitments financial services companies can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain; (ii) fluctuations, including as a result of interest rate changes or increased competition, in the availability and cost of capital of funds on which the profitability of financial services companies is largely dependent; (iii) deterioration of the credit markets; (iv) credit losses resulting from financial difficulties of borrowers, especially when financial services companies are exposed to non-diversified or concentrated loan portfolios; (v) financial losses associated with investment activities, especially when financial services companies are exposed to financial leverage; (vi) the risk that any financial services company experiences substantial declines in the valuations of its assets, takes action to raise capital, or ceases operations; (vii) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector; and (viii) the interconnectedness or interdependence among financial services companies, including the risk that the financial distress or failure of one financial services company may materially and adversely affect a number of other financial services companies.

•

focused investment risk:  the risk that a Fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is, relative to a Fund that invests in a more diverse investment portfolio, more susceptible to any single economic, market, political, regulatory or other occurrence. This is because, for example, issuers in a particular market, industry, region, sector or asset class may react similarly to specific economic, market, regulatory, political or other developments. The particular markets, industries, regions, sectors or asset classes in which the Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times.

•	foreign currency risk: the risk that fluctuations in exchange rates may adversely affect the value of a Fund’s investments denominated in foreign currencies.

•

foreign investing risk:  the risk that investments in foreign securities or in issuers with significant exposure to foreign markets, as compared to investments in U.S. securities or in issuers with predominantly domestic market exposure, may be more vulnerable to economic, political, and social instability and subject to less government supervision, less protective custody practices, lack of transparency, inadequate regulatory and accounting standards, delayed or infrequent settlement of transactions, and foreign taxes. If a Fund buys securities denominated in a foreign currency, receives income in foreign currencies, or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations. In addition, foreign securities may be subject to currency exchange rates or regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement.

•

high yield risk:  the risk that debt instruments rated below investment grade or debt instruments that are unrated and of comparable or lesser quality are predominantly speculative. These instruments, commonly known as “junk bonds”, have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

•

index risk:  the risk that the portion of a Fund invested in instruments based on an index or basket of commodities or that use an index or basket of commodities as the reference asset may not match or may underperform the return of the index or basket for a number of reasons, including, for example, (i) the performance of derivatives related to an index or basket in which a Fund invests may not correlate with the performance of the index or basket and/or may underperform the index or basket due to by transaction costs, fees, or other aspects of the transaction’s pricing; (ii) the Fund may not be able to find counterparties willing to enter into derivative instruments whose returns are based on the return of the index or basket, or

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Notes to Financial Statements (Cont.)

the Fund may be unable to find parties who are willing to do so transactions at an acceptable cost or level of risk to the Fund; and (iii) errors may arise in carrying out an index’s methodology, or an index provider may incorrectly report information concerning the index. There can be no guarantee that any index, will be maintained indefinitely or that a Fund will be able to continue to utilize a specific index to implement the Fund’s principal investment strategies indefinitely.

•

inflation-indexed bond risk:  the risk that such bonds will change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by a Fund’s portfolio management team or investors generally. Inflation-indexed bonds are subject to debt securities risks.

•

investment company and exchange-traded fund risk:  the risk that an investment company or other pooled investment vehicle, including any exchange-traded funds (“ETFs”) or money market funds, in which a Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of its shares. A Fund must pay its pro rata portion of an investment company’s fees and expenses. To the extent the Adviser determines to invest Fund assets in other investment companies, the Adviser will have an incentive to invest in other DoubleLine funds over investment companies sponsored or managed by others and to maintain such investments once made due to its own financial interest in those products and other business considerations.

•

large shareholder risk:  the risk that certain account holders, including an Adviser or funds or accounts over which an Adviser (or related parties of an Adviser) has investment discretion, may from time to time own or control a significant percentage of a Fund’s shares. A Fund is subject to the risk that a redemption by those shareholders of all or a portion of their Fund shares, including as a result of an asset allocation decision made by an Adviser (or related parties of an Adviser), will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of a Fund’s portfolio, increase a Fund’s transaction costs, and accelerate the realization of taxable income and/or gains to shareholders.

•

leveraging risk:  the risk that certain investments by a Fund involving leverage may have the effect of increasing the volatility of value of the Fund’s portfolio, and the risk of loss in excess of invested capital.

•

limited operating history risk:  the risk that a recently formed fund has a limited operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.

•	liquidity risk: the risk that a Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment.

•

loan risk:  the risk that (i) if a Fund holds a loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution; (ii) any collateral securing a loan may be insufficient or unavailable to a Fund because, for example, the value of the collateral securing a loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate, and the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws; (iii) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (iv) a bankruptcy or other court proceeding could delay or limit the ability of a Fund to collect the principal and interest payments on that borrower’s loans or adversely affect the Fund’s rights in collateral relating to a loan; (v) there may be limited public information available regarding the loan and the relevant borrower(s); (vi) the use of a particular interest rate benchmark, such as LIBOR (or any comparable successor or alternative benchmark), may limit the Fund’s ability to achieve a net return to shareholders that consistently approximates the average published Prime Rate of U.S. banks; (vii) the prices of certain floating rate loans that include a feature that prevents their interest rates from adjusting if market interest rates are below a specified minimum level appreciate less than other instruments in response to changes in interest rates should interest rates rise but remain below the applicable minimum level; (viii) if a borrower fails to comply with various restrictive covenants that may be found in loan agreements, the borrower may default in payment of the loan; (ix) if a Fund invests in loans that contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant-lite” loans), it may have fewer rights against the borrowers of such loans, including fewer protections against the possibility of default and fewer remedies in the event of default; (x) the loan is unsecured; (xi) there is a limited secondary market; (xii) transactions in loans may settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale, which may result in sale proceeds related to the sale of loans not being available to make additional investments or to meet a Fund’s redemption obligations until potentially a substantial period after the sale of the loans; and (xiii) loans may be difficult to value and may be illiquid, which may adversely affect an investment in the Fund.

•

market capitalization risk:  the risk that investing substantially in issuers in one market capitalization category (large, medium or small) may adversely affect a Fund because of unfavorable market conditions particular to that category of

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issuers, such as larger, more established companies being unable to respond quickly to new competitive challenges or attain the high growth rates of successful smaller companies, or, conversely, stocks of smaller companies being more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources, fewer experienced managers and there typically being less publicly available information about small capitalization companies.

•

market risk:  the risk that markets will perform poorly or that the returns from the securities in which a Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, political, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Market risk involves the risk that the value of the Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down. During periods of severe market stress, it is possible that the market for some or all of a Fund’s investments may become highly illiquid. These risks may be heightened for fixed income securities due to the current low interest rate environment.

•

mortgage-backed securities risk:  the risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in a Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates. A Fund may invest in mortgage-backed securities that are subordinate in their right to receive payment of interest and re-payment of principal to other classes of the issuer’s securities.

•

operational and information security risks:  an investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in investment losses to a Fund, a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While the Funds seek to minimize such events through controls and oversight, there may still be failures that could cause losses to a Fund.

•

portfolio turnover risk:  the risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in larger distributions of taxable capital gains to investors as compared to a fund that trades less frequently.

•

preferred securities risk:  the risk that: (i) the terms of certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, a Fund may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.

•

real estate risk:  the risk that real estate-related investments may decline in value as a result of factors affecting the real estate sector, such as the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, and local and regional market conditions. Along with the risks common to different types of real estate-related investments, real estate investment trusts (“REITs”), no matter the type, involve additional risk factors, including poor performance by the REIT’s manager, adverse changes to the tax laws, and the possible failure by the REIT to qualify for the favorable tax treatment available to REITs under the Internal Revenue Code of 1986, as amended (the “Code”), or the exemption from registration under the 1940 Act. REITs are not diversified and are heavily dependent on cash flow earned on the property interests they hold.

•

reliance on each adviser:  the risk associated with each Fund’s ability to achieve its investment objective being dependent upon each Adviser’s ability to identify profitable investment opportunities for the Fund. While the portfolio managers of a Fund may have considerable experience in managing other portfolios with investment objectives, policies and strategies that are similar, the past experience of the portfolio managers, including with other strategies and funds, does not guarantee future results for the Fund.

Annual Report	|	March 31, 2022	191

Notes to Financial Statements (Cont.)

•

restricted securities risk:  the risk that a Fund may be prevented or limited by law or the terms of an agreement from selling a security (a “restricted security”). To the extent that a Fund is permitted to sell a restricted security, there can be no assurance that a trading market will exist at any particular time and a Fund may be unable to dispose of the security promptly at reasonable prices or at all. A Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

•

securities or sector selection risk:  the risk that the securities held by a Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio managers’ choice of securities or sectors for investment. To the extent a Fund focuses or concentrates its investments in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors.

•	short position risk: the risk that an increase in the value of an instrument, index or interest rate with respect to which a Fund has established a short position will result in a loss to the Fund.

•

sovereign debt obligations risk:  the risk that investments in debt obligations of sovereign governments may lose value due to the government entity’s unwillingness or inability to repay principal and interest when due in accordance with the terms of the debt or otherwise in a timely manner.

•

structured products and structured notes risk:  the risk that an investment in a structured product, which includes, among other things, CDOs, mortgage-backed securities, other types of asset-backed securities and certain types of structured notes, may decline in value due to changes in the underlying instruments, indexes, interest rates or other factors on which the product is based (“reference measure”). Depending on the reference measure used and the use of multipliers or deflators (if any), changes in interest rates and movement of the reference measure may cause significant price and cash flow fluctuations. In addition to the general risks associated with fixed income securities discussed herein, structured products carry additional risks including, but not limited to: (i) the possibility that distributions from underlying investments will not be adequate to make interest or other payments; (ii) the quality of the underlying investments may decline in value or default; (iii) the possibility that the security may be subordinate to other classes of the issuer’s securities; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) because the structured products are generally privately offered and sold, they may be thinly traded or have a limited trading market, which may increase a Fund’s illiquidity and reduce the Fund’s income and the value of the investment, and the Fund may be unable to find qualified buyers for these securities.

•

tax risk:  in order to qualify as a regulated investment company under the Code, a Fund must meet requirements regarding, among other things, the source of its income. Certain investments in commodity-linked derivatives do not give rise to qualifying income for this purpose, and it is possible that certain investments in other commodity-linked instruments, ETFs and other investment pools will not give rise to qualifying income. Any income a Fund derives from investments in instruments that do not generate qualifying income must be limited to a maximum of 10% of a Fund’s annual gross income. If a Fund were to earn non-qualifying income in excess of 10% of its annual gross income, it could fail to qualify as a regulated investment company for that year. If a Fund were to fail to qualify as a regulated investment company, the Fund would be subject to tax and shareholders of the Fund would be subject to the risk of diminished returns.

•

U.S. Government securities risk:  the risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.

•

valuation risk:  the risk that a Fund will not value its investments in a manner that accurately reflects their market values or that the Fund will not be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. The valuation of a Fund’s investments involves subjective judgment. Certain securities in which the Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

16.  Recently Issued Accounting Pronouncements

In March 2020, FASB issued Accounting Standards Update 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”) and in January 2021, the FASB issued Accounting Standards Update 2021-01,

192	DoubleLine Funds Trust

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Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 and ASU 2021-01 on the Funds’ investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds will be required to comply with Rule 18f-4 by August 19, 2022. It is not currently clear what impact, if any, Rule 18f-4 will have on the availability, liquidity or performance of derivatives. Management is currently evaluating the potential impact of Rule 18f-4 on each Fund and its financial statements. When fully implemented, Rule 18f-4 may require changes in how a Fund uses derivatives, adversely affect the Funds’ performance and increase costs related to the Fund’s use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Funds’ financial statements.

17.   Subsequent Events

Subsequent to March 31, 2022 through the date of issuance, DoubleLine Global Bond Fund and DoubleLine Shiller Enhanced International CAPE® had redemptions totaling $136 million and $25 million, respectively.

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Funds have determined there are no additional subsequent events that would need to be disclosed in the Funds’ financial statements.

Annual Report	|	March 31, 2022	193

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DoubleLine Funds Trust and Shareholders of DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Multi-Asset Growth Fund (Consolidated), DoubleLine Low Duration Bond Fund, DoubleLine Floating Rate Fund, DoubleLine Shiller Enhanced CAPE®, DoubleLine Flexible Income Fund, DoubleLine Low Duration Emerging Markets Fixed Income Fund, DoubleLine Long Duration Total Return Bond Fund, DoubleLine Strategic Commodity Fund (Consolidated), DoubleLine Global Bond Fund, DoubleLine Infrastructure Income Fund, DoubleLine Ultra Short Bond Fund, DoubleLine Shiller Enhanced International CAPE®, DoubleLine Real Estate and Income Fund (formerly DoubleLine Colony Real Estate and Income Fund), DoubleLine Emerging Markets Local Currency Bond Fund, DoubleLine Income Fund and DoubleLine Multi-Asset Trend Fund (Consolidated)

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments—summary for DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Shiller Enhanced CAPE®, and DoubleLine Flexible Income Fund, and schedules of investments for DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Multi-Asset Growth Fund (Consolidated), DoubleLine Low Duration Bond Fund, DoubleLine Floating Rate Fund, DoubleLine Low Duration Emerging Markets Fixed Income Fund, DoubleLine Long Duration Total Return Bond Fund, DoubleLine Strategic Commodity Fund (Consolidated), DoubleLine Global Bond Fund, DoubleLine Infrastructure Income Fund, DoubleLine Ultra Short Bond Fund, DoubleLine Shiller Enhanced International CAPE®, DoubleLine Real Estate and Income Fund (formerly DoubleLine Colony Real Estate and Income Fund), DoubleLine Emerging Markets Local Currency Bond Fund, DoubleLine Income Fund, and DoubleLine Multi-Asset Trend Fund (Consolidated) (nineteen of the funds constituting DoubleLine Funds Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2022, the related statements of operations for the year ended March 31, 2022, the statements of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Fund
DoubleLine Total Return Bond Fund (1)
DoubleLine Core Fixed Income Fund (1)
DoubleLine Emerging Markets Fixed Income Fund (1)
DoubleLine Multi-Asset Growth Fund (Consolidated) (1)
DoubleLine Low Duration Bond Fund (1)
DoubleLine Floating Rate Fund (1)
DoubleLine Shiller Enhanced CAPE® (1)
DoubleLine Flexible Income Fund (1)
DoubleLine Low Duration Emerging Markets Fixed Income Fund (1)
DoubleLine Long Duration Total Return Bond Fund (1)
DoubleLine Strategic Commodity Fund (Consolidated) (1)
DoubleLine Global Bond Fund (1)
DoubleLine Infrastructure Income Fund (1)
DoubleLine Ultra Short Bond Fund (1)
DoubleLine Shiller Enhanced International CAPE® (1)
DoubleLine Real Estate and Income Fund (formerly DoubleLine Colony Real Estate and Income Fund) (1)
DoubleLine Emerging Markets Local Currency Bond Fund (1)
DoubleLine Income Fund (1)
DoubleLine Multi-Asset Trend Fund (Consolidated) (2)

(1)	Statement of changes in net assets for each of the two years in the period ended March 31, 2022
(2)	Statement of changes in net assets for the year ended March 31, 2022 and for the period February 26, 2021 (commencement of operations) through March 31, 2021

194	DoubleLine Funds Trust

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

Los Angeles, California

May 23, 2022

We have served as the auditor of one or more investment companies in the DoubleLine Investment Company Complex since 2010.

Annual Report	|	March 31, 2022	195

Shareholder Expenses	(Unaudited) March 31, 2022

Example

As a shareholder of the Funds, you incur two basic types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees and other Fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2021 through March 31, 2022. Expenses paid during the period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Actual Expenses

The actual return columns in the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the respective line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition to the expenses shown below in the table, as a shareholder you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by the funds’ transfer agent, U.S. Bancorp Fund Services, LLC (doing business as U.S. Bank Global Fund Services). Currently, if you request a redemption be made by wire, a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem shares that have been held for 90 days or less in the DoubleLine Floating Rate Fund. An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee. The transfer agent charges a transaction fee of $25.00 on returned checks and stop payment orders. If you paid a transaction fee, you would add the fee amount to the expenses paid on your account this period to obtain your total expenses paid.

Hypothetical Example for Comparison Purposes

The hypothetical return columns in the following table provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the transaction fees discussed above. Therefore, those columns are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Actual		Hypothetical (5% return before expenses)

		Fund’s Annualized Expense Ratio(b)	Beginning Account Value	Ending Account Value at 3/31/22	Expenses Paid During Period(a)(b)	Ending Account Value at 3/31/22	Expenses Paid During Period(a)(b)

DoubleLine Total Return Bond Fund	Class I	0.48%	$1,000	$950	$2.33	$1,023	$2.42

	Class N	0.73%	$1,000	$950	$3.55	$1,021	$3.68

	Class R6	0.43%	$1,000	$951	$2.09	$1,023	$2.17

DoubleLine Core Fixed Income Fund	Class I	0.42%	$1,000	$949	$2.04	$1,023	$2.12

	Class N	0.67%	$1,000	$948	$3.25	$1,022	$3.38

	Class R6	0.39%	$1,000	$949	$1.90	$1,023	$1.97

DoubleLine Emerging Markets Fixed Income Fund	Class I	0.87%	$1,000	$939	$4.20	$1,021	$4.38

	Class N	1.12%	$1,000	$937	$5.41	$1,019	$5.64

DoubleLine Multi-Asset Growth Fund (Consolidated)	Class I	1.08%	$1,000	$985	$5.35	$1,020	$5.44

	Class A	1.33%	$1,000	$984	$6.58	$1,018	$6.69

DoubleLine Low Duration Bond Fund	Class I	0.41%	$1,000	$979	$2.02	$1,023	$2.07

	Class N	0.66%	$1,000	$979	$3.26	$1,022	$3.33

	Class R6	0.38%	$1,000	$979	$1.88	$1,023	$1.92

196	DoubleLine Funds Trust

(Unaudited) March 31, 2022

				Actual		Hypothetical (5% return before expenses)

		Fund’s Annualized Expense Ratio(b)	Beginning Account Value	Ending Account Value at 3/31/22	Expenses Paid During Period(a)(b)	Ending Account Value at 3/31/22	Expenses Paid During Period(a)(b)

DoubleLine Floating Rate Fund	Class I	0.66%	$1,000	$1,003	$3.30	$1,022	$3.33

	Class N	0.93%	$1,000	$1,001	$4.64	$1,020	$4.68

DoubleLine Shiller Enhanced CAPE®	Class I	0.53%	$1,000	$1,012	$2.66	$1,022	$2.67

	Class N	0.78%	$1,000	$1,012	$3.91	$1,021	$3.93

	Class R6	0.49%	$1,000	$1,013	$2.46	$1,022	$2.47

DoubleLine Flexible Income Fund	Class I	0.72%	$1,000	$969	$3.53	$1,021	$3.63

	Class N	0.97%	$1,000	$967	$4.76	$1,020	$4.89

	Class R6	0.68%	$1,000	$969	$3.34	$1,022	$3.43

DoubleLine Low Duration Emerging Markets Fixed Income Fund	Class I	0.59%	$1,000	$963	$2.89	$1,022	$2.97

	Class N	0.84%	$1,000	$962	$4.11	$1,021	$4.23

DoubleLine Long Duration Total Return Bond Fund	Class I	0.50%	$1,000	$921	$2.39	$1,022	$2.52

	Class N	0.75%	$1,000	$920	$3.59	$1,021	$3.78

DoubleLine Strategic Commodity Fund (Consolidated)	Class I	1.10%	$1,000	$1,320	$6.36	$1,019	$5.54

	Class N	1.35%	$1,000	$1,317	$7.80	$1,018	$6.79

DoubleLine Global Bond Fund	Class I	0.56%	$1,000	$924	$2.69	$1,022	$2.82

	Class N	0.82%	$1,000	$923	$3.93	$1,021	$4.13

DoubleLine Infrastructure Income Fund	Class I	0.57%	$1,000	$941	$2.76	$1,022	$2.87

	Class N	0.82%	$1,000	$940	$3.97	$1,021	$4.13

DoubleLine Ultra Short Bond Fund	Class I	0.24%	$1,000	$994	$1.19	$1,024	$1.21

	Class N	0.53%	$1,000	$994	$2.63	$1,022	$2.67

DoubleLine Shiller Enhanced International CAPE®	Class I	0.61%	$1,000	$991	$3.03	$1,022	$3.07

	Class N	0.86%	$1,000	$990	$4.27	$1,021	$4.33

DoubleLine Real Estate and Income Fund	Class I	0.65%	$1,000	$1,088	$3.38	$1,022	$3.28

	Class N	0.90%	$1,000	$1,088	$4.68	$1,020	$4.53

DoubleLine Emerging Markets Local Currency Bond Fund	Class I	0.90%	$1,000	$977	$4.44	$1,020	$4.53

	Class N	1.15%	$1,000	$975	$5.66	$1,019	$5.79

DoubleLine Income Fund	Class I	0.65%	$1,000	$954	$3.17	$1,022	$3.28

	Class N	0.90%	$1,000	$952	$4.38	$1,020	$4.53

DoubleLine Multi-Asset Trend Fund	Class I	0.35%	$1,000	$1,014	$1.76	$1,023	$1.77

	Class N	0.61%	$1,000	$1,013	$3.06	$1,022	$3.07

(a) Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Reflects fee waiver and expense limitation arrangements in effect during the period.

Annual Report	|	March 31, 2022	197

Evaluation of Advisory Agreement by the Board of Trustees	(Unaudited) March 31, 2022

DoubleLine Total Return Bond Fund

DoubleLine Core Fixed Income Fund

DoubleLine Emerging Markets Fixed Income Fund

DoubleLine Multi-Asset Growth Fund

DoubleLine Cayman Multi-Asset Growth Fund I Ltd.

DoubleLine Low Duration Bond Fund

DoubleLine Floating Rate Fund

DoubleLine Shiller Enhanced CAPE®

DoubleLine Flexible Income Fund

DoubleLine Low Duration Emerging Markets Fixed Income Fund

DoubleLine Selective Credit Fund

DoubleLine Long Duration Total Return Bond Fund

DoubleLine Strategic Commodity Fund

DoubleLine Strategic Commodity Ltd.

DoubleLine Global Bond Fund

DoubleLine Infrastructure Income Fund

DoubleLine Ultra Short Bond Fund

DoubleLine Shiller Enhanced International CAPE®

DoubleLine Real Estate and Income Fund

DoubleLine Emerging Markets Local Currency Bond Fund

DoubleLine Income Fund

DoubleLine Multi-Asset Trend Fund

DoubleLine Multi-Asset Trend Ltd.

DoubleLine Opportunistic Credit Fund

DoubleLine Income Solutions Fund

DoubleLine Yield Opportunities Fund

At a meeting held in February 2022, the Boards of Trustees (the “Board” or the “Trustees”) of the DoubleLine open-end mutual funds and closed-end funds listed above (the “Funds”) approved the continuation of the investment advisory and sub-advisory agreements (the “Advisory Agreements”) between DoubleLine and those Funds. That included approval by the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Funds (the “Independent Trustees”) voting separately. When used in this summary, “DoubleLine” refers collectively to DoubleLine Capital LP and/or to DoubleLine Alternatives LP, as appropriate in the context.

The Trustees’ determination to approve the continuation of each Advisory Agreement was made on the basis of each Trustee’s business judgment after an evaluation of all of the information provided to the Trustees, including information provided for their consideration at their February 2022 meeting with management and at meetings held in preparation for that February 2022 meeting, including portions held outside the presence of management, specifically to review and consider materials related to the proposed continuation of each Advisory Agreement.

The Trustees also meet regularly with investment advisory, compliance, risk management, operational, and other personnel from DoubleLine and regularly review detailed information, presented both orally and in writing, regarding the services performed by DoubleLine for the benefit of the Funds, DoubleLine’s investment program for each Fund, the performance of each Fund, the fees and expenses of each Fund, and the operations of each Fund. In considering whether to approve the continuation of the Advisory Agreements, the Trustees took into account information presented to them over the course of the past year.

This summary describes a number, but not necessarily all, of the most important factors considered by the Board and the Independent Trustees. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. No single factor was determined to be decisive or controlling. In all their deliberations, the Independent Trustees were advised by independent counsel.

The Trustees considered the nature, extent, and quality of the services, including the expertise and experience of investment personnel, provided and expected to be provided by DoubleLine to each Fund. In this regard, the Trustees considered that DoubleLine provides a full investment program for the Funds and noted DoubleLine’s representation that it seeks to provide attractive returns with a strong emphasis on risk management. The Board considered in particular the difficulty of managing debt-

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related portfolios, noting that managing such portfolios requires a portfolio management team to balance a number of factors, which may include, among others, securities of varying maturities and durations, actual and anticipated interest rate changes and volatility, prepayments, collateral management, counterparty management, pay-downs, credit events, workouts, and net new issuances. In their evaluation of the services provided by DoubleLine and the Funds’ contractual relationships with DoubleLine, the Trustees considered generally the long-term performance record of the firm’s portfolio management personnel, including, among others, Mr. Jeffrey Gundlach, and the strong historical investor interest in products managed by DoubleLine.

The Trustees reviewed reports prepared by Strategic Insight (the “Strategic Insight Reports”), an Asset International Company (“Strategic Insight”), that compared, among other information, each Fund’s net management fee rate and net total expense ratio (Class I shares with respect to the open-end Funds) against the net management fee rate and net total expense ratio of a group of peers selected by Strategic Insight, and each Fund’s performance records (Class I shares with respect to the open-end Funds) for the one-year, three-year (where applicable), and five-year (where applicable) periods ended December 31, 2021 against the performance records of those funds in each Fund’s Morningstar category and the performance of the Fund’s broad-based benchmark index. The Independent Trustees met with Strategic Insight representatives to review the comparative information set out in the Strategic Insight Reports, the methodologies used by Strategic Insight in compiling those reports and selecting the peer groups used within those reports, and considerations to weigh in evaluating the comparative information presented in those reports, including in a number of instances challenges encountered in assembling a group of peers for a Fund with principal investment strategies or investment approaches substantially similar to those of a Fund. Where applicable, the Trustees received information from DoubleLine and discussed factors contributing to underperformance of the Funds relative to their peer groups.

In respect of the open-end Funds, the Trustees considered the comparative Fund performance information in the Strategic Insight Reports, including for the one-year, three-year (where applicable), and five-year (where applicable) periods ending December 31, 2021. The Trustees noted those Funds that generally had strong performance relative to their peer groups over most or all of those periods, including, without limitation, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Low Duration Bond Fund, DoubleLine Floating Rate Fund, DoubleLine Flexible Income Fund, DoubleLine Shiller Enhanced CAPE®, DoubleLine Shiller Enhanced International® and DoubleLine Income Fund. In respect of other Funds, the Trustees considered in each case the reasons that DoubleLine provided for the relative underperformance, including in respect of DoubleLine Multi-Asset Growth Fund, DoubleLine Ultra Short Bond Fund and DoubleLine Global Bond Fund. The Trustees noted in this regard that the investment positioning and other explanations provided by DoubleLine for relative underperformance were consistent with both the relevant Fund’s principal investment strategies and DoubleLine’s historical approach to risk management. The Trustees noted also that the bulk of the open-end Funds that had had underperformed the median of their peer groups over the three- and/or five-year period ended December 31, 2021, had improved performance over the one-year period then ended, including each of DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Low Duration Emerging Markets Fixed Income Fund, DoubleLine Selective Credit Fund, DoubleLine Long Duration Total Return Bond Fund, DoubleLine Strategic Commodity Fund, DoubleLine Infrastructure Income Fund, and DoubleLine Real Estate and Income Fund, with each of those Funds performing in the first or second quartile of their peers for that period. The Trustees noted that they had requested and received supplemental comparative performance information for the ten-year period ended December 31, 2021 for those Funds with ten years of investment operations. They noted that each of DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund and DoubleLine Low Duration Emerging Markets Fixed Income Fund had performed in the second quartile of its peer group over that ten-year period and that DoubleLine Multi-Asset Growth Fund had performed in the third quartile of its peer group over that period. In evaluating performance, the Trustees also reviewed and considered information that DoubleLine provides to them quarterly regarding each Fund’s relative performance for other measurement periods, including each Fund’s since inception performance. The Trustees recognized that certain of the Funds, including DoubleLine Multi-Asset Trend Fund, have limited operating histories and that it was important to provide the Funds’ portfolio management teams sufficient time to establish a performance history.

In evaluating each Fund’s relative performance, the Trustees also considered information Strategic Insight and DoubleLine provided regarding differences in investment mandate, investment focus, and/or investment approach between a Fund and other funds in its peer group, including those instances where Strategic Insight reported encountering challenges in assembling a peer group of funds comprised of other funds with principal investment strategies or investment approaches substantially similar to a Fund.

The Trustees considered the portion of the Strategic Insight Reports covering the open-end Funds’ net management fees and net total expenses relative to their expense peer groups. The Trustees considered DoubleLine’s pricing policy for its advisory fees and that DoubleLine does not seek to be a lowest cost provider, nor does it have a policy to set its advisory fees below the median of a Fund’s peers, but rather seeks to set fees at a competitive level that reflects DoubleLine’s demonstrated significant expertise and experience in the investment strategies that if offers. The Strategic Insight Reports showed four open-end Funds with net

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Evaluation of Advisory Agreement by the Board of Trustees (Cont.)

management fees in the fourth quartile of their expense groups. In considering the relative level of those fees, the Trustees considered, among other things, DoubleLine’s demonstrated significant expertise, success and experience running fixed income strategies over the long term and that the long-term relative performance records of each of DoubleLine Total Return Bond Fund, DoubleLine Strategic Commodity Fund and DoubleLine Emerging Markets Fixed Income Fund were quite favorable and that significant differences existed between DoubleLine Infrastructure Income Fund’s principal investment strategies and those of the bulk of the funds in its peer group, which did not similarly focus on infrastructure-related bonds. The Independent Trustees also noted that there were one or more funds in each of those Funds’ peer groups with higher net management fees and, in some cases, multiple funds with significantly higher net management fees.

The Trustees also considered the portion of the Strategic Insight Reports covering the open-end Funds’ net total expenses, noting that the reports showed that each open-end Fund, other than DoubleLine Total Return Bond Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Strategic Commodity Fund, DoubleLine Infrastructure Income Fund, and DoubleLine Emerging Markets Local Currency Bond Fund, had a net total expense ratio in the first or second quartile of its expense peer group. The Trustees noted that DoubleLine Total Return Bond Fund’s, DoubleLine Emerging Markets Fixed Income Fund’s and DoubleLine Infrastructure Income Fund’s net total expense ratios were within 2 basis points or less of the median of their peer group, and that DoubleLine Emerging Markets Local Currency Bond Fund’s net total expense ratio was 4 basis points above the median of its peer group. The Trustees noted that only DoubleLine Strategic Commodity Fund had a net total expense ratio that was in the fourth comparative quartile of its expense peer group and, in that respect, they noted that the Fund’s net total expense ratio was significantly below the high end of the range of its expense group and in line with several others, and they also took into account DoubleLine Strategic Commodity Fund’s favorable performance, which was above the median of its Morningstar category for both the one-year and five-year periods shown and above the Fund’s benchmark index for the one-year and five-year periods shown.

On the basis of these considerations and others and in the exercise of their business judgment, the Trustees determined to approve the Agreements for the proposed additional one-year term.

In respect of the closed-end Funds, the Trustees considered the information in the Strategic Insight Reports regarding the Funds’ performance records and net management fees and net total expenses, based on each Fund’s net assets (excluding the principal amount of borrowings) and, separately, on each Fund’s total managed assets (including the principal amount of borrowings). As to DoubleLine Income Solutions Fund (“DSL”), the Trustees noted the Fund’s strong performance, in particular that the Fund was in the first performance quartile for the one-year and five-year periods and in the second performance quartile for the three-year period. The Trustees also noted that DSL’s net total expense ratio (excluding investment related expenses) was below the median of its expense peer group on both a net assets and a total managed assets basis and that its net management fee rate was above, though near, the median of its expense group on both a net assets and a total managed assets basis. In evaluating the comparative net management fee and net total expense ratios of DSL, the Independent Trustees considered the Fund’s strong relative long-term performance record.

As to DoubleLine Opportunistic Credit Fund (“DBL”), the Trustees noted that the Fund performed in the third quartile of its Morningstar peer group for the one-, three-, and five-year periods and outperformed its benchmark index for the one-, three-, and five-year periods shown in the Strategic Insight Report. The Trustees noted that DBL’s net management fees were in the second quartile of the Fund’s expense group on a net assets basis and in the third quartile of the expense group on a total managed assets basis. The Trustees also noted that DBL’s net total expense ratio was shown in the Strategic Insight Report to be higher than the median of the Fund’s expense peer group on both a net assets and a total managed assets basis, though below one or more of DBL’s expense group peers in each instance. The Independent Trustees also considered DoubleLine’s significant experience and expertise in managing fixed income strategies of the type employed by DoubleLine on behalf of the Fund.

As to DoubleLine Yield Opportunities Fund (“DLY”), the Trustees noted DLY’s limited operating history and that it had performed in the third quartile for the one-year period of its Morningstar peer group and outperformed its benchmark index for the one-year period shown in the Strategic Insight Report. The Trustees compared DLY’s net management fees and net total expenses to two peer groups assembled by Strategic Insight: (1) a group of leveraged closed-end funds selected by Strategic Insight that were categorized as “Multisector Bond” funds by Morningstar, which had not necessarily adopted recent structural changes in the closed-end marketplace (or which were launched prior to when those changes began to be adopted) (“Group A”), and (2) a group of closed-end funds that had launched more recently with organizational and offering expense arrangements with their sponsors similar to those of DLY (“Group B”). The Trustees noted that DLY’s net management fee was above the median net management fee of Group A, and that DLY’s net total expense ratio was above the median of Group A on both a net assets and a total managed assets basis. The Trustees noted also that DLY’s net management fees were in line with a number of its peers in Group B but also higher, and in some cases substantially higher, than the fees of the other peer funds in Group B, though not unreasonably so in light of information Strategic Insight had provided regarding changes in the closed-end fund marketplace beginning in 2018,

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(Unaudited) March 31, 2022

differences in strategies employed by the funds in the peer group, the risks that DoubleLine had assumed as DLY’s sponsor in line with recent structural changes in the closed-end marketplace, the complexity of the Fund’s investment strategies, and DoubleLine’s investment experience and expertise. In evaluating the comparative net management fee rate of DLY, the Independent Trustees considered DoubleLine’s representation that it believes that DLY represents good value to shareholders, in light of the expertise and experience of Messrs. Gundlach and Sherman, who have both served as the Fund’s portfolio managers since the Fund’s inception.

The Trustees noted that each of DSL, DBL, and DLY had employed leverage during some or all of the periods shown in the Strategic Insight Reports, and considered information from DoubleLine that they receive quarterly intended to show that each Fund’s use of leverage was accretive to the Fund’s investment performance, after taking into account any expenses related to the leverage, including incremental management fees.

The Trustees considered that DoubleLine provides a variety of other services to the Funds in addition to investment advisory services, including, among others, a number of back-office services, valuation services, compliance services, liquidity monitoring services, certain forms of information technology services (such as internal reporting), assistance with accounting and distribution services, and supervision and monitoring of the Funds’ other service providers. The Trustees considered DoubleLine’s ongoing efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Trustees also considered the nature and structure of the Funds’ compliance program, including the policies and procedures of the Funds and their various service providers (including DoubleLine). The Trustees considered the quality of those non-investment advisory services and determined that their quality appeared to support the continuation of the Funds’ arrangements with DoubleLine.

The Trustees considered information provided by DoubleLine relating to its historical and continuing commitment to hire additional resources and to invest in technology enhancements to support DoubleLine’s ability to provide services to the Funds. The Trustees concluded that it appeared that DoubleLine continued to have sufficient quality and depth of personnel, resources, and investment methods to continue to provide services of the same nature and quality as DoubleLine has historically provided to the Funds.

The Trustees considered materials relating to the fees charged by DoubleLine to non-Fund clients for which DoubleLine employs investment strategies substantially similar to one or more Funds’ investment strategies, including institutional separate accounts advised by DoubleLine and mutual funds for which DoubleLine serves as subadviser. The Trustees noted the information DoubleLine provided regarding certain institutional separate accounts advised by it and funds subadvised by it that are subject to fee schedules that differ from, and are in most cases lower than, the rates paid by a Fund with substantially similar investment strategies. The Trustees noted DoubleLine’s representations that administrative, compliance, operational, legal, and other burdens of providing investment advice to mutual funds exceed in many respects those required to provide advisory services to non-mutual fund clients, such as institutional accounts for retirement or pension plans, which may have differing contractual requirements. The Trustees noted DoubleLine’s representations that DoubleLine also bears substantially greater legal and other responsibilities and risks in managing and sponsoring mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of DoubleLine when it sub-advises mutual funds sponsored by others generally are less extensive than those required of DoubleLine to serve the Funds, because, where DoubleLine serves as a sub-adviser, many of the sponsorship, operational, and compliance responsibilities related to the advisory function are retained by the primary adviser.

The Trustees reviewed information as to general estimates of DoubleLine’s profitability with respect to each Fund, taking into account, among other things, information about both the direct and the indirect benefits to DoubleLine from managing the Funds. The Trustees considered information provided by DoubleLine as to the methods it uses, and the assumptions it makes, in calculating its profitability. The Trustees considered representations from DoubleLine that its compensation and incentive policies and practices enable DoubleLine to attract, retain, and motivate highly qualified and experienced employees. The Trustees noted that DoubleLine experienced significant profitability in respect of certain of the Funds, but noted that in those cases it would be appropriate to consider that profitability in light of various other considerations such as the nature, extent, and quality of the services provided by DoubleLine, the relative long-term performance of the relevant Funds, the consistency and transparency of the Funds’ investment operations over time, and the competitiveness of the management fees and total operating expenses of the Funds. The Trustees separately considered in this respect information provided by DoubleLine regarding its reinvestment in its business to maintain its ability to provide high-quality services to the Funds, and noted DoubleLine’s need to invest in technology, infrastructure, and staff to continue to provide services and accommodate changing regulatory requirements.

In their evaluation of economies of scale, the Trustees considered, among other things, the pricing of the Funds and DoubleLine’s reported profitability, and that a number of the open-end Funds had achieved significant size. They noted also that none of the

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Evaluation of Advisory Agreement by the Board of Trustees (Cont.)

Funds has breakpoints in its advisory fee schedule, though the Trustees considered management’s view that the fee schedules for the Funds remained consistent with DoubleLine’s original pricing philosophy of proposing an initial management fee rate that generally, when taking into account expense limitations (where applicable), reflects reasonably foreseeable economies of scale. In this regard, the Trustees noted also that the information provided by Strategic Insight supported the view that the net management fees of the largest open-end Funds remained fairly and competitively priced. The Trustees separately noted that DoubleLine had agreed to continue in place the expense limitation arrangements for a number of the Funds at current levels for an additional one-year period, with the prospect of recouping any waived fees or reimbursed expenses at a later date. In evaluating economies of scale more generally, the Trustees also noted ongoing changes to the regulatory environment, which required DoubleLine to re-invest in its business and infrastructure. Based on these factors and others, the Trustees concluded that it was not necessary at the present time to implement breakpoints for any of the Funds, although they would continue to consider the question periodically in the future.

With regard to DSL, DBL, and DLY, the Trustees noted that these Funds have not increased in assets significantly from their initial offerings due principally to their status as closed-end investment companies and that there were therefore no substantial increases in economies of scale realized with respect to these Funds since their inception. The Trustees noted DoubleLine’s view that the levels of its profitability in respect of DSL, DBL, and DLY are appropriate in light of the investment it has made in these Funds, the quality of the investment management and other teams provided by it, and its continued investments in its own business.

On the basis of these considerations as well as others and in the exercise of their business judgment, the Trustees determined that they were satisfied with the nature, extent, and quality of the services provided to each Fund under its Advisory Agreement(s); that it appeared that the management fees paid by each Fund to DoubleLine were generally within the range of management fees paid by its peer funds, and generally reasonable in light of the services provided, the quality of the portfolio management teams, and each Fund’s performance to date; that the fees paid by each Fund did not appear inappropriate in light of the fee schedules charged to DoubleLine’s other clients with substantially similar investment strategies (where applicable) in light of the differences in the services provided and the risks borne by DoubleLine; that the profitability of each Fund to DoubleLine did not appear excessive or such as to preclude continuation of the Fund’s Advisory Agreement(s); that absence of breakpoints in any Fund’s management fee did not render that Fund’s fee unreasonable or inappropriate under the circumstances, although the Trustees would continue to consider the topic over time; and that it would be appropriate to approve each Advisory Agreement for an additional one-year period.

DoubleLine Shiller Enhanced CAPE®

At an adjourned special meeting of shareholders of DoubleLine Shiller Enhanced CAPE® (the “Fund”) held on May 3, 2022, the shareholders of the Fund approved (1) a new investment management agreement between DoubleLine Alternatives LP (“DoubleLine Alternatives”) and DoubleLine Funds Trust (the “Trust”) on behalf of the Fund (“New Management Agreement”) and (2) a new sub-advisory agreement among DoubleLine Alternatives, DoubleLine Capital LP (“DoubleLine Capital”) and the Trust on behalf of the Fund, each to become effective on or about July 29, 2022 (together, the “Agreements”). Until then, DoubleLine Capital will continue to serve as the Fund’s investment adviser under the current investment advisory agreement (the “Current Management Agreement”).

Provided below is an overview of the primary factors the Board of Trustees of the Fund (the “Board”) considered in connection with its review and approval of the Agreements.

At the Board’s November 2021 meeting, DoubleLine Capital provided a proposed restructuring of the current investment advisory arrangements to respond to upcoming regulatory changes and to streamline the management of the Fund. The Board met in person on November 18, 2021 with representatives of DoubleLine Capital and DoubleLine Alternatives to discuss the proposed restructuring and to vote on the Agreements. The Board concluded that it was in the best interest of the Fund to approve the Agreements for a two-year term. In reaching the conclusion to approve the Agreements for the Fund, no single factor was determinative in the Board’s analysis, but rather each Trustee considered a variety of factors. Provided below is an overview of the primary factors the Board considered in connection with the Board’s review of the Agreements.

In connection with the Board’s consideration of the Agreements, the Trustees considered, among other information, the following factors:

DoubleLine Capital’s and DoubleLine Alternatives’ statements that the manner in which the Fund’s assets are managed, the portfolio management team for the Fund, and the Fund’s investment strategies will not change as a result of the restructuring of the management arrangements for the Fund;

202	DoubleLine Funds Trust

(Unaudited) March 31, 2022

the nature, quality and extent of services that DoubleLine Capital has provided to the Fund under the Current Management Agreement together with DoubleLine Capital’s and DoubleLine Alternatives’ statements to the Board that no change in the nature, quality and extent of those services is expected to result from the restructuring of the management arrangements for the Fund;

DoubleLine Capital’s and DoubleLine Alternatives’ statements that the terms of the New Management Agreement and the terms of the Current Management Agreement are substantially similar;

DoubleLine Capital’s and DoubleLine Alternatives’ statements that the Fund’s current expense limitation arrangements will be extended through July 2023; the Trustees’ familiarity with the proposed advisory and sub-advisory structure from overseeing other DoubleLine funds that employ it, including DoubleLine Real Estate and Income Fund and DoubleLine Multi-Asset Trend Fund; and

DoubleLine Capital’s and DoubleLine Alternatives’ statements regarding the upcoming regulatory changes that contributed to the proposal to restructure the Current Management Agreement, the need to provide for continuity of management of the Fund, and DoubleLine Alternatives’ and DoubleLine Capital’s willingness to bear the costs relating to the special shareholder meeting.

Nature, Extent and Quality of Services Provided by DoubleLine Alternatives and DoubleLine Capital. The Board noted that portfolio management services to the Fund would remain unchanged. The Fund would continue to be managed by Jeffrey E. Gundlach and Jeffrey J. Sherman. The Board considered that DoubleLine Alternatives and DoubleLine Capital share personnel and other resources through their relationships with DoubleLine Group LP, and that there would be no change in the personnel providing services to the Fund. The Board also considered DoubleLine Alternatives’ representations to the Board that the restructuring of the Fund’s advisory arrangements would not result in any change in the day-to-day operations of the Fund. Based on this review, the Board concluded that the same range and quality of services provided to the Fund were expected to continue under the Agreements.

Advisory and Sub-Advisory Fees. The Board also considered the fact that the aggregate annual advisory fee rates for the Fund would not change if the Agreements were approved. The Board also considered that, under the New Management Agreement, DoubleLine Alternatives will provide the Fund with a continuous investment program (subject to its ability to delegate its duties under the New Management Agreement) with respect to all of its assets and will provide advice and recommendations with respect to other aspects of the business and affairs of the Fund. The Board concluded that these factors supported approval of the Agreements.

Portfolio Management Continuity; Performance. With respect to the performance of the Fund, the Board considered that DoubleLine Alternatives and DoubleLine Capital would continue to manage the Fund’s portfolio, with DoubleLine Capital retaining responsibility for management of the portion of the Fund’s assets invested in debt instruments and DoubleLine Alternatives managing the remainder of the Fund’s portfolio of investments. The Board also considered that the portfolio management personnel currently responsible for the management of the Fund’s portfolio would not change as a result of the proposed restructuring. The Board concluded that these factors supported approval of the Agreements.

Profitability. The Board noted DoubleLine Capital’s and DoubleLine Alternatives’ representations that the proposed restructuring was not expected to change the overall profitability of the relationship with either Fund to the DoubleLine organization, but that the proposed changes are expected to result in greater profitability for DoubleLine Alternatives and marginally lower profitability for DoubleLine Capital. In this regard, the Trustees noted that the ownership of DoubleLine Capital and DoubleLine Alternatives is not identical and that the proposed restructuring may benefit DoubleLine Alternatives.

Economies of Scale. The Board noted that no additional overall economies of scale were expected to result from the proposed restructuring.

Other Benefits. The Board also considered other benefits that DoubleLine Alternatives and DoubleLine Capital may expect to derive from the proposed restructuring, including any “fallout benefits,” such as the rationalization of the Fund’s advisory arrangements with other similar DoubleLine funds in the same complex, potential cost savings that DoubleLine Capital may achieve as a result of not having to register as a commodity trading advisor or commodity pool operator in respect of the Fund, and any reputational value that DoubleLine Alternatives may derive from serving as investment adviser to the Fund. In this respect, the Board considered that the costs relating to the special shareholder meeting would be borne by DoubleLine Capital and DoubleLine Alternatives, not the Fund.

On the basis of these considerations and others and in the exercise of their business judgment, the Trustees determined to approve the Agreements for the proposed initial term.

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Statement Regarding the Funds’ Liquidity Risk Management Program	(Unaudited) March 31, 2022

The Funds have adopted a liquidity risk management program. The program’s principal objectives include mitigating the risk that a Fund is unable to meet its redemption obligations timely and supporting each Fund’s compliance with its limits on investments in illiquid assets. For the fiscal year ended March 31, 2022, the program administrator determined that the program supported each Fund’s ability to honor redemption requests timely and the Adviser’s management of each Fund’s liquidity profile. The program includes a number of elements that support the assessment and management of liquidity risk, including the periodic classification and re-classification of a Fund’s investments into groupings based on the Adviser’s view of their liquidity. There can be no assurance that the program will achieve its objectives. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

204	DoubleLine Funds Trust

Federal Tax Information	(Unaudited) March 31, 2022

For the fiscal year ended March 31, 2022, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% (20% for taxpayers with taxable income greater than $425,800 for single individuals and $479,000 for married couples filing jointly), as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and The Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Qualified Dividend Income

DoubleLine Total Return Bond Fund	0.00%

DoubleLine Core Fixed Income Fund	0.00%

DoubleLine Emerging Markets Fixed Income Fund	0.00%

DoubleLine Multi-Asset Growth Fund (Consolidated)	3.08%

DoubleLine Low Duration Bond Fund	0.00%

DoubleLine Floating Rate Fund	0.00%

DoubleLine Shiller Enhanced CAPE®	0.00%

DoubleLine Flexible Income Fund	0.00%

DoubleLine Low Duration Emerging Markets Fixed Income Fund	0.01%

DoubleLine Long Duration Total Return Bond Fund	0.00%

DoubleLine Strategic Commodity Fund (Consolidated)	0.00%

DoubleLine Global Bond Fund	0.00%

DoubleLine Infrastructure Income Fund	0.00%

DoubleLine Ultra Short Bond Fund	0.00%

DoubleLine Shiller Enhanced International CAPE®	0.00%

DoubleLine Real Estate and Income Fund	0.00%

DoubleLine Emerging Markets Local Currency Bond Fund	0.00%

DoubleLine Income Fund	0.00%

DoubleLine Multi-Asset Trend Fund (Consolidated)	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2022 was as follows:

Dividends Received Deduction

DoubleLine Total Return Bond Fund	0.00%

DoubleLine Core Fixed Income Fund	0.00%

DoubleLine Emerging Markets Fixed Income Fund	0.00%

DoubleLine Multi-Asset Growth Fund (Consolidated)	0.04%

DoubleLine Low Duration Bond Fund	0.00%

DoubleLine Floating Rate Fund	0.00%

DoubleLine Shiller Enhanced CAPE®	0.00%

DoubleLine Flexible Income Fund	0.00%

DoubleLine Low Duration Emerging Markets Fixed Income Fund	0.00%

DoubleLine Long Duration Total Return Bond Fund	0.00%

DoubleLine Strategic Commodity Fund (Consolidated)	0.00%

DoubleLine Global Bond Fund	0.00%

DoubleLine Infrastructure Income Fund	0.00%

DoubleLine Ultra Short Bond Fund	0.00%

DoubleLine Shiller Enhanced International CAPE®	0.00%

DoubleLine Real Estate and Income Fund	0.00%

DoubleLine Emerging Markets Local Currency Bond Fund	0.00%

DoubleLine Income Fund	0.00%

DoubleLine Multi-Asset Trend Fund (Consolidated)	0.00%

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Federal Tax Information (Cont.)

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal year ended March 31, 2022 for each Fund was as follows:

Qualified Short-Term Gains

DoubleLine Total Return Bond Fund	0.00%

DoubleLine Core Fixed Income Fund	0.00%

DoubleLine Emerging Markets Fixed Income Fund	0.00%

DoubleLine Multi-Asset Growth Fund (Consolidated)	0.00%

DoubleLine Low Duration Bond Fund	0.00%

DoubleLine Floating Rate Fund	0.00%

DoubleLine Shiller Enhanced CAPE®	0.00%

DoubleLine Flexible Income Fund	0.00%

DoubleLine Low Duration Emerging Markets Fixed Income Fund	13.30%

DoubleLine Long Duration Total Return Bond Fund	0.00%

DoubleLine Strategic Commodity Fund (Consolidated)	0.20%

DoubleLine Global Bond Fund	0.00%

DoubleLine Infrastructure Income Fund	0.00%

DoubleLine Ultra Short Bond Fund	0.00%

DoubleLine Shiller Enhanced International CAPE®	0.00%

DoubleLine Real Estate and Income Fund	0.00%

DoubleLine Emerging Markets Local Currency Bond Fund	0.00%

DoubleLine Income Fund	0.00%

DoubleLine Multi-Asset Trend Fund (Consolidated)	3.54%

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(c) for the fiscal year ended March 31, 2022 for each Fund was as follows:

Qualified Interest Income

DoubleLine Total Return Bond Fund	100.00%

DoubleLine Core Fixed Income Fund	84.29%

DoubleLine Emerging Markets Fixed Income Fund	9.90%

DoubleLine Multi-Asset Growth Fund (Consolidated)	87.63%

DoubleLine Low Duration Bond Fund	74.96%

DoubleLine Floating Rate Fund	98.97%

DoubleLine Shiller Enhanced CAPE®	84.37%

DoubleLine Flexible Income Fund	71.85%

DoubleLine Low Duration Emerging Markets Fixed Income Fund	14.00%

DoubleLine Long Duration Total Return Bond Fund	97.39%

DoubleLine Strategic Commodity Fund (Consolidated)	1.80%

DoubleLine Global Bond Fund	49.56%

DoubleLine Infrastructure Income Fund	61.75%

DoubleLine Ultra Short Bond Fund	100.00%

DoubleLine Shiller Enhanced International CAPE®	82.10%

DoubleLine Real Estate and Income Fund	93.24%

DoubleLine Emerging Markets Local Currency Bond Fund	0.14%

DoubleLine Income Fund	100.00%

DoubleLine Multi-Asset Trend Fund (Consolidated)	0.24%

206	DoubleLine Funds Trust

(Unaudited) March 31, 2022

For the fiscal year ended March 31, 2022, each Fund earned foreign source income and paid foreign taxes, which each intend to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

	Foreign Source Income Earned	Foreign Taxes Paid

DoubleLine Global Bond Fund	$941,346	$198,815

DoubleLine Emerging Markets Local Currency Bond Fund	$133,297	$10,081

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds.

Annual Report	|	March 31, 2022	207

Trustees and Officers	(Unaudited) March 31, 2022

Name, Address, and Year of Birth(1)	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen(2)	Other Directorships Held by Trustee During Past 5 Years

Independent Trustees

Joseph J. Ciprari, 1964	Trustee	Indefinite/Since March 2010	President, Remo Consultants, a real estate financial consulting firm. Formerly, Managing Director, UBS AG. Formerly, Managing Director, Ally Securities LLC.	23	None

John C. Salter, 1957	Trustee	Indefinite/Since March 2010	Partner, Stark Municipal Brokers. Formerly, Managing Director, Municipals, Tullet Prebon Financial Services LLC (d/b/a Chapdelaine). Formerly, Partner, Stark, Salter & Smith, a securities brokerage firm specializing in tax exempt bonds.	23	None

Raymond B. Woolson, 1958	Trustee	Indefinite/Since March 2010	President, Apogee Group, Inc., a company providing financial consulting services.	23	Independent Trustee, DoubleLine ETF Trust (an open-end investment company with 2 portfolios). Independent Trustee, Advisors Series Trust (an open-end investment company with 42 portfolios)(3)

(1) The address of each Independent Trustee is c/o DoubleLine Funds, 2002 North Tampa Street, Tampa, FL 33602.

(2) Includes each series of DoubleLine Funds Trust, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, and DoubleLine Yield Opportunities Fund.

(3) Quasar Distributors, LLC serves as the principal underwriter of DoubleLine Funds Trust and Advisors Series Trust.

Each of the following Trustees is an interested person of the Trust as defined in the 1940 Act because they are officers of the Adviser and hold direct or indirect ownership interests in DoubleLine Capital LP and DoubleLine Alternatives LP. Additionally, Mr. Redell is an officer of the Trust.

Name, Address, and Year of Birth(1)	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen(2)	Other Directorships Held by Trustee During Past 5 Years

Interested Trustees

Jeffrey E. Gundlach, 1959	Trustee	Indefinite/Since January 2010	Chief Executive Officer and Chief Investment Officer, DoubleLine Capital (since December 2009).	20	Interested Trustee, DoubleLine ETF Trust

Ronald R. Redell, 1970	President and Trustee	Indefinite/President Since Inception and Trustee Since January 2019	Trustee, Chairman, President and Chief Executive Officer of DoubleLine Yield Opportunities Fund (since November 2019); Trustee, Chairman, President, and Chief Executive Officer, DoubleLine Income Solutions Fund (since January 2013); President, DoubleLine Group LP (since January 2019) and Executive (from January 2013 to January 2019); Trustee, Chairman, President and Chief Executive Officer, DoubleLine Opportunistic Credit Fund (since July 2011); Executive, DoubleLine Capital (since July 2010); President, DoubleLine Funds Trust (since January 2010).	23	Interested Trustee, DoubleLine ETF Trust

(1) The address of each Interested Trustee is c/o DoubleLine Funds, 2002 North Tampa Street, Tampa, FL 33602.

(2) Includes each series of DoubleLine Funds Trust, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, and DoubleLine Yield Opportunities Fund.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 877-DLine11 (877-354-6311) or email fundinfo@doubleline.com.

208	DoubleLine Funds Trust

(Unaudited) March 31, 2022

Officers

The officers of the Trust who are not also Trustees of the Trust are:

Name, Address, and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Henry V. Chase, 1949	Treasurer and Principal Financial and Accounting Officer	Indefinite/Since January 2020	Treasurer and Principal Financial and Accounting Officer, DoubleLine Funds Trust (since January 2020); Treasurer and Principal Financial and Accounting Officer, DoubleLine Yield Opportunities Fund (since January 2020); Treasurer and Principal Financial and Accounting Officer, DoubleLine Income Solutions Fund (since January 2020); Treasurer and Principal Financial and Accounting Officer, DoubleLine Opportunistic Credit Fund (since January 2020); Chief Financial Officer, DoubleLine Capital (since January 2013). Formerly, Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Income Solutions Fund (since May 2019); Vice President, DoubleLine Funds Trust (since May 2019); Vice President, DoubleLine Opportunistice Credit Fund (since May 2019).

Youse Guia, 1972	Chief Compliance Officer	Indefinite/Since March 2018	Chief Compliance Officer, DoubleLine Yield Opportunities Fund (since November 2019); Chief Compliance Officer, DoubleLine Capital (since March 2018); Chief Compliance Officer, DoubleLine Equity LP (since March 2018); Chief Compliance Officer, DoubleLine Funds Trust (since March 2018); Chief Compliance Officer, DoubleLine Opportunistic Credit Fund (since March 2018); Chief Compliance Officer, DoubleLine Income Solutions Fund (since March 2018). Formerly, Executive Vice President and Deputy Chief Compliance Officer, Pacific Investment Management Company LLC (“PIMCO”) (from April 2014 to February 2018); Chief Compliance Officer, PIMCO Managed Accounts Trust (from September 2014 to February 2018); Chief Compliance Officer, PIMCO-sponsored closed-end funds (from September 2014 to February 2018); Chief Compliance Officer, PIMCO Flexible Credit Income Fund (from February 2017 to February 2018). Formerly, Head of Compliance, Allianz Global Investors U.S. Holdings LLC (from October 2012 to March 2014); Chief Compliance Officer, Allianz Funds, Allianz Multi-Strategy Trust, Allianz Global Investors Sponsored Closed-End Funds, Premier Multi-Series VIT and The Korea Fund, Inc. (from October 2004 to December 2013).

Winnie Han, 1988	Assistant Treasurer	Indefinite/Since May 2017	Assistant Treasurer, DoubleLine Yield Opportunities Fund (since November 2019); Assistant Treasurer, DoubleLine Income Solutions Fund (since May 2017); Assistant Treasurer, DoubleLine Funds Trust (since May 2017); Assistant Treasurer, DoubleLine Opportunistic Credit Fund (since May 2017); Assistant Treasurer, DoubleLine Capital (since March 2017); Formerly, Investment Accounting Supervisor, Alexandria Real Estate Equities, Inc. (June 2016 to March 2017); Formerly, Manager, PricewaterhouseCoopers (January 2011 to June 2016).

Cris Santa Ana, 1965	Vice President and Secretary	Indefinite/Vice President Since April 2021 and Secretary Since July 2018	Vice President and Secretary, DoubleLine Yield Opportunities Fund (since November 2019); Secretary, DoubleLine Income Solutions Fund (since July 2018); Secretary, DoubleLine Opportunistic Credit Fund (since July 2018); Secretary, DoubleLine Funds Trust (since July 2018); Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Opportunistic Credit Fund (since July 2011); Vice President, DoubleLine Funds Trust (since April 2011); Chief Risk Officer, DoubleLine Capital (since June 2010). Formerly, Chief Operating Officer, DoubleLine Capital (from December 2009 through May 2010).

Earl A. Lariscy, 1966	Vice President	Indefinite/ Since Since May 2012	Vice President and Assistant Secretary, DoubleLine Yield Opportunities Fund (since November 2019); Vice President and Assistant Secretary, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since May 2012); Vice President and Assistant Secretary, DoubleLine Opportunistic Credit Fund (since May 2012 and inception, respectively); General Counsel, DoubleLine Capital (since April 2010).

David Kennedy, 1964	Vice President	Indefinite/Since May 2012	Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Income Solutions* Fund (since January 2013); Vice President, DoubleLine Funds Trust (since May 2012); Vice President, DoubleLine Opportunistic Credit Fund (since May 2012); Manager, Trading and Settlements, DoubleLine Capital (since December 2009).

Annual Report	|	March 31, 2022	209

Trustees and Officers (Cont.)

Name, Address, and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Patrick A. Townzen, 1978	Vice President	Indefinite/Since September 2012	Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since September 2012); Vice President, DoubleLine Opportunistic Credit Fund (since September 2012); Director of Operations, DoubleLine Capital (since March 2018). Formerly, Manager of Operations, DoubleLine Capital (from September 2012 to March 2018).

Brady J. Femling, 1987	Vice President	Indefinite/Since May 2017	Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Income Solutions Fund (since May 2017); Vice President, DoubleLine Opportunistic Credit Fund (since May 2017); Vice President, DoubleLine Funds Trust (since May 2017); Senior Fund Accountant, DoubleLine Capital (Since April 2013). Fund Accounting Supervisor, ALPS Fund Services (From October 2009 to April 2013).

Neal L. Zalvan, 1973	Vice President	Indefinite/Vice President Since May 2016	Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Opportunistic Credit Fund (since May 2017); Vice President, DoubleLine Funds Trust (since May 2016); Vice President, DoubleLine Income Solutions Fund (since May 2016); Legal/Compliance, DoubleLine Group LP (since January 2013); Formerly, Anti-Money Laundering Officer, DoubleLine Yield Opportunities Fund (from November 2019 to September 2020); Anti-Money Laundering Officer, DoubleLine Capital, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, DoubleLine Equity LP and DoubleLine Alternatives (from March 2016 to September 2020).

Adam D. Rossetti, 1978	Vice President	Indefinite/Since February 2019	Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Funds Trust (since February 2019); Vice President, DoubleLine Income Solutions Fund (since February 2019); Vice President, DoubleLine Opportunistic Credit Fund (since February 2019); Chief Compliance Officer, DoubleLine Alternatives (since June 2015); Legal/Compliance, DoubleLine Group LP (since April 2015). Formerly, Chief Compliance Officer, DoubleLine Capital (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Equity LP (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Funds Trust (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Income Solutions Fund (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Opportunistic Credit Fund (from August 2017 to March 2018); Vice President and Counsel, PIMCO (from April 2012 to April 2015).

Gheorghe Rotar, 1984	Vice President	Indefinite/Since February 2019	Vice President, DoubleLine Funds Trust (since February 2019); U.S. Funds Operations Manager, DoubleLine Group LP (since January 2018). Formerly, Operations Specialist, DoubleLine Group LP (from April 2014 to December 2017); Fund Operations, PIMCO (from September 2007 to April 2014).

Grace Walker, 1970	Assistant Treasurer	Indefinite/Since January 2020	Assistant Treasurer, DoubleLine Yield Opportunities Fund (since January 2020) Assistant Treasurer, DoubleLine Funds Trust (since January 2020); Assistant Treasurer, DoubleLine Income Solutions Fund (since January 2020); Assistant Treasurer, DoubleLine Opportunistic Credit Fund (since January 2020); Treasurer, DoubleLine Funds (Luxembourg) and DoubleLine Cayman Unit Trust (since March 2017). Formerly, Assistant Treasurer, DoubleLine Income Solutions Fund (from January 2013 to May 2017); Assistant Treasurer, DoubleLine Opportunistic Credit Fund (from March 2012 to May 2017); Assistant Treasurer, DoubleLine Funds Trust (from March 2012 to May 2017).

Dawn Oswald, 1980	Vice President	Indefinite/Since January 2020	Vice President, DoubleLine Yield Opportunities Fund (since January 2020); Vice President, Vice President, DoubleLine Funds Trust (since January 2020); DoubleLine Income Solutions Fund (since January 2020); Vice President, DoubleLine Opportunistic Credit Fund (since January 2020); Pricing Manager, DoubleLine Capital (since January 2018). Formerly, Operations Specialist, DoubleLine Capital (from July 2016 to January 2018). Global Securities Fixed Income Valuation Senior Analyst, Capital Group (from April 2015 to July 2016). Global Securities Fair Valuation Analyst, Capital Group (from January 2010 to April 2015).

210	DoubleLine Funds Trust

(Unaudited) March 31, 2022

Name, Address, and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Robert Herron, 1987	Vice President	Indefinite/Since June 2020	Vice President, DoubleLine Funds Trust (since June 2020); Vice President, DoubleLine Yield Opportunities Fund (since June 2020); Vice President, DoubleLine Income Solutions Fund (since June 2020); Vice President, DoubleLine Opportunistic Credit Fund (since June 2020). Manager-Risk Analytics, DoubleLine Capital (since January 2017); Formerly, Analyst-Risk Analytics, DoubleLine Capital (from October 2011 to January 2017).

Jose Sarmenta, 1975	Anti-Money Laundering Officer		Anti-Money Laundering Officer, DoubleLine Funds Trust (since September 2020); Anti-Money Laundering Officer, DoubleLine Yield Opportunities Fund (since September 2020); Anti-Money Laundering Officer, DoubleLine Opportunistic Credit Fund (since September 2020); Anti-Money Laundering Officer, DoubleLine Income Solutions Fund (since September 2020); Compliance Analyst, DoubleLine Capital (since October 2019); Formerly, Compliance Manager, Anti-Money Laundering Manager for CIM Group (from November 2017 to October 2019); Governance and Risk Manager for PennyMac Financial Services Inc. (from July 2015 to November 2017).

(1) The address of each officer is c/o DoubleLine Funds, 2002 North Tampa Street, Tampa, FL 33602.

Annual Report	|	March 31, 2022	211

Results of Special Shareholder Meeting	(Unaudited) March 31, 2022

At a special joint meeting of shareholders of DoubleLine Shiller Enhanced CAPE® and DoubleLine Shiller Enhanced International CAPE®, held on April 7, 2022, and adjourned to May 3, 2022, shareholders of each Fund were asked to consider (1) the approval of a new investment management agreement between the Trust and DoubleLine Alternatives on behalf of their Fund (“Proposal 1”) and (2) the approval of a new sub-advisory agreement among DoubleLine Alternatives, DoubleLine Capital and the Trust for their Fund (“Proposal 2”). Shareholders of DoubleLine Shiller Enhanced CAPE® approved both proposals by the requisite vote at the special meeting of shareholders of DoubleLine Shiller Enhanced CAPE®. An insufficient number of shareholders of DoubleLine Shiller Enhanced International CAPE® voted at the Fund’s special meeting on the proposals, and those proposals were ultimately not approved by the requisite vote of shareholders of DoubleLine Shiller Enhanced International CAPE®.

For DoubleLine Shiller Enhanced CAPE®, with respect to Proposal 1, 245,165,052 votes were cast affirmatively, 1,751,740 votes were cast as withhold or against, and 21,693,502 votes were abstentions or were provided without instruction; and with respect to Proposal 2, 245,049,642 votes were cast affirmatively, 1,824,589 votes were cast as withhold or against, and 21,736,063 were abstentions or were provided without instruction.

For DoubleLine Shiller Enhanced International CAPE®, with respect to Proposal 1, 2,533,950 votes were cast affirmatively, 62,432 votes were cast as withhold or against, and 432,773 votes were abstentions or were provided without instructions; and with respect to Proposal 2, 2,531,900 votes were cast affirmatively, 62,033 votes were cast as withhold or against, and 435,221 votes were abstentions or were provided without instruction.

Information About Proxy Voting

Information about how a Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the SEC’s website at www.sec.gov.

A description of the Funds’ proxy voting policies and procedures is available (i) without charge, upon request, by calling 877-DLine11 (877-354-6311); and (ii) on the SEC’s website at www.sec.gov.

Information About Portfolio Holdings

It is the policy of the Trust to provide certain unaudited information regarding the portfolio composition of the Funds as of each month-end to shareholders and others upon request to the Funds, beginning on the 15th calendar day after the end of the month (or, if not a business day, the next business day thereafter).

Shareholders and others who wish to obtain portfolio holdings for a particular month may make a request by contacting the Funds at no charge at 877-DLine11 (877-354-6311) between the hours of 7:00 a.m. and 5:00 p.m. Pacific time, Monday through Friday, beginning on the 15th day following the end of that month (or, if not a business day, the next business day thereafter). Requests for portfolio holdings may be made on a monthly basis pursuant to this procedure, or standing requests for portfolio holdings may be accepted.

The Trust is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. When available, Part F of Form N-PORT is available on the SEC’s website at www.sec.gov.

This report includes summary Schedules of Investments for the DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Shiller Enhanced CAPE® and DoubleLine Flexible Income Fund. A complete Schedule of Investments for each Fund may be obtained, without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the SEC’s website at www.sec.gov.

Householding—Important Notice Regarding Delivery of Shareholder Documents

In an effort to conserve resources, the Funds intend to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free 877-DLine11 (877-354-6311) to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.

212	DoubleLine Funds Trust

Privacy Policy	(Unaudited) March 31, 2022

What Does DoubleLine Do with Your Personal Information?

This notice provides information about how DoubleLine (“we,” “our” and “us”) collects, shares, and protects your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

Why do we need your personal information?

All financial companies need to share customers’ personal information to run their everyday businesses, to appropriately tailor the services offered to you (where applicable), and to comply with our regulatory obligations. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request (where applicable), to make its customers aware of other financial products and services offered by a DoubleLine affiliated company, and to satisfy obligations we owe to regulatory bodies.

Information we may collect

We may collect various types of personal data about you, including:

•

Your personal identification information, which may include your name and passport information, your IP address, politically exposed person (“PEP”) status, and such other information as may be necessary for us to provide our services to you and to complete our customer due diligence process and discharge anti-money laundering obligations;

•	Your contact information, which may include postal address and e-mail address and your home and mobile telephone numbers;
•	Your family relationships, which may include your marital status, the identity of your spouse and the number of children that you have;
•

Your professional and employment information, which may include your level of education and professional qualifications, your employment, employer’s name and details of directorships and other offices which you may hold; and

•

Financial information, risk tolerance, sources of wealth and your assets, which may include details of shareholdings and beneficial interests in financial instruments, your bank details and your credit history.

Where do we obtain your personal information?

DoubleLine may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

Information Collected from Websites

Websites maintained by DoubleLine or its service providers may use a variety of technologies to collect information that help DoubleLine and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. Our websites may contain links that are maintained or controlled by third parties with privacy policies that may differ, in some cases significantly, from the privacy policies described in this notice. Please read the privacy policies of such third parties and understand that accessing their websites is at your own risk. Please contact your DoubleLine representative if you would like to receive more information about the privacy policies of third parties.

We also use web analytics services, which currently include but are not limited to Google Analytics and Adobe Analytics. Such web analytics services use cookies and similar technologies to evaluate visitor’s use of the domain, compile statistical reports on domain activity, and provide other services related to our websites. For more information about Google Analytics, or to opt out of Google Analytics, please go to https://tools.google.com/dlpage/gaoptout. For more information about Adobe Analytics, or to opt out of Adobe Analytics, please go to: http://www.adobe.com/privacy/opt-out.html

Annual Report	|	March 31, 2022	213

Privacy Policy (Cont.)

How and why we may share your information

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•

It may be necessary for DoubleLine to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide to the Funds or you. For example, it might be necessary to do so in order to process transactions and maintain accounts.

•

DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is required or authorized by law to do so, such as for the purpose of compliance with regulatory requirements or in the case of a court order, legal investigation, or other properly executed governmental request.

•

In order to alert a customer to other financial products and services offered by an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling (213) 633-8200. If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We will limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

Notice related to the California Consumer Privacy Act (CCPA) and to “natural persons” residing in the State of California

DoubleLine collects and uses information that identifies, describes, references, links or relates to, or is associated with, a particular consumer or device (“Personal Information”). Personal Information we collect from our customers, website visitors and consumers is covered under the Gramm-Leach-Bliley Act and is therefore excluded from the scope of the California Consumer Privacy Act (CCPA).

Notice to “natural persons” residing in the European Economic Area (the “EEA”)

If you reside in the EEA, we may transfer your personal information outside the EEA, and will ensure that it is protected and transferred in a manner consistent with legal requirements applicable to the information. This can be done in a number of different ways, for instance:

•	the country to which we send the personal information may have been assessed by the European Commission as providing an “adequate” level of protection for personal data; or
•	the recipient may have signed a contract based on standard contractual clauses approved by the European Commission.

In other circumstances, the law may permit us to otherwise transfer your personal information outside the EEA. In all cases, however, any transfer of your personal information will be compliant with applicable data protection law.

Notice to investors in Cayman Islands investment funds

If you are a natural person, please review this notice as it applies to you directly. If you are a legal representative of a corporate or entity investor that provides us with any personal information about individuals (i.e., natural persons), you agree to furnish a copy of this notice to each such individual or otherwise advise them of its content.

Any international transfer of personal information will be compliant with the requirements of the Data Protection Act, 2017 of the Cayman Islands.

Retention of personal information and security

Your personal information will be retained for as long as required:

•	for the purposes for which the personal information was collected;
•	in order to establish or defend legal rights or obligations or to satisfy any reporting or accounting obligations; and/or
•	as required by data protection laws and any other applicable laws or regulatory requirements, including, but not limited to, U.S. laws and regulations applicable to our business.

We will undertake commercially reasonable efforts to protect the personal information that we hold with appropriate security measures.

214	DoubleLine Funds Trust

(Unaudited) March 31, 2022

Access to and Control of Your Personal Information

Depending on your country of domicile or applicable law, you may have the following rights in respect of the personal information about you that we process:

•	the right to access and port personal information;
•	the right to rectify personal information;
•	the right to restrict the use of personal information;
•	the right to request that personal information is erased; and
•	the right to object to processing of personal information.

Although you have the right to request that your personal information be deleted at any time, applicable laws or regulatory requirements may prohibit us from doing so. If you are an investor in the DoubleLine funds, certain of the rights described above that may apply to DoubleLine customers outside the United

States may not apply to you. In addition, if you invest in a DoubleLine fund through a financial intermediary, DoubleLine may not have access to personal information about you.

If you wish to exercise any of the rights set out above, please contact privacy@doubleline.com.

Changes to DoubleLine’s Privacy Policy

DoubleLine reserves the right to modify its privacy policy at any time, but in the event that there is a change that affects the content of this notice materially, DoubleLine will promptly inform its customers of that change in accordance with applicable law.

Annual Report	|	March 31, 2022	215

Investment Advisers:

DoubleLine Capital LP and DoubleLine Alternatives LP

2002 North Tampa Street

Suite 200

Tampa, FL 33602

Distributor:

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, WI 53202

Administrator and Transfer Agent:

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodians:

U.S. Bank, N.A.

1555 North River Center Drive

Suite 302

Milwaukee, WI 53212

State Street Bank and Trust Company

Channel Center

1 Iron Street

Boston, MA 02210

Independent Registered Public Accounting Firm:

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017

Legal Counsel:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Contact Information:

doublelinefunds.com

fundinfo@doubleline.com

(877) DLine11 or (877) 354-6311

DL-ANNUAL-DFT

DoubleLine || 2002 North Tampa Street, Suite 200 || Tampa, FL 33602 || (813) 791-7333

fundinfo@doubleline.com || www.doubleline.com

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Raymond B. Woolson is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2022	FYE 3/31/2021
(a) Audit Fees	$1,045,350	$1,098,740
(b) Audit-Related Fees	$900	$900
(c) Tax Fees	$267,824	$257,365
(d) All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by PricewaterhouseCoopers LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2022	FYE 3/31/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 3/31/2022	FYE 3/31/2021
Registrant	$267,824	$257,365
Registrant’s Investment Adviser	$1,411,398	$1,474,153

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

(j) The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)

The information required by this Item 6 (except with respect to the DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Shiller Enhanced CAPE, and DoubleLine Flexible Income Fund) is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Please note that the Registrant has included a summary schedule of portfolio securities of the DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Shiller Enhanced CAPE, and DoubleLine Flexible Income Fund in its annual report to shareholders, a copy of which is included under Item 1, for this reporting period. The DoubleLine Total Return Bond Fund’s, DoubleLine Core Fixed Income Fund’s, DoubleLine Shiller Enhanced CAPE’s, and DoubleLine Flexible Income Fund’s complete schedule of investments in securities of unaffiliated issuers as of the close of this period as set forth in Section 210.12-12 of Regulation S-X is set forth below:

DoubleLine Total Return Bond Fund

Schedule of Investments

March 31, 2022

Principal Amount $/Shares	Security Description	Rate		Maturity	Value $
Asset Backed Obligations - 5.6%
3,596,243	AASET Ltd., Series 2018-1A-B	5.44	% (a)	01/16/2038	1,938,224
33,310,036	AASET Ltd., Series 2019-2-A	3.38	% (a)	10/16/2039	26,567,785
20,404,877	AASET Trust, Series 2020-1A-A	3.35	% (a)	01/16/2040	17,985,144
3,986,895	Affirm Asset Securitization Trust, Series 2020-Z1-A	3.46	% (a)	10/15/2024	4,001,881
12,950,000	Aligned Data Centers Issuer LLC, Series 2021-1A-A2	1.94	% (a)	08/15/2046	11,944,027
11,550,000	Aligned Data Centers Issuer LLC, Series 2021-1A-B	2.48	% (a)	08/15/2046	10,647,855
4,396,459	Aqua Finance Trust, Series 2017-A-A	3.72	% (a)	11/15/2035	4,420,676
21,500,000	Bojangles LLC, Series 2020-1A-A2	3.83	% (a)	10/20/2050	21,104,606
6,643,415	Business Jet Securities LLC, Series 2020-1A-A	2.98	% (a)	11/15/2035	6,442,930
9,962,500	Cajun Global LLC, Series 2021-1-A2	3.93	% (a)	11/20/2051	9,441,372
15,268,750	CAL Funding IV Ltd., Series 2020-1A-A	2.22	% (a)	09/25/2045	14,225,800
15,000,000	CANON, Series 2021-0001	3.50	% (c)	11/05/2023	14,970,000
22,545,091	Carbon Level Mitigation Trust, Series 2021-3-CERT	0.00	% (a)	09/08/2051	18,295,905
19,541,610	Castlelake Aircraft Securitization Trust, Series 2016-1-A	4.45%		08/15/2041	18,590,597
3,884,370	Castlelake Aircraft Securitization Trust, Series 2018-1-A	4.13	% (a)	06/15/2043	3,591,523
19,392,679	Castlelake Aircraft Structured Trust, Series 2017-1R-A	2.74	% (a)	08/15/2041	17,166,108
17,230,250	CLI Funding LLC, Series 2020-1A-A	2.08	% (a)	09/18/2045	16,180,871
12,187,238	Coinstar Funding LLC, Series 2017-1A-A2	5.22	% (a)	04/25/2047	12,135,149
3,300,064	Commonbond Student Loan Trust, Series 2016-A-A1	3.32	% (a)	05/25/2040	3,282,203
100,000,000	Consumer Receivables Asset Investment Trust, Series 2021-2-A1X (3 Month LIBOR USD + 3.00%, 3.00% Floor)	3.26	% (a)	03/24/2023	100,401,100
8,303,488	Credit Suisse ABS Trust, Series 2020-AT1-A	2.61	% (a)	10/15/2026	8,160,610
39,300,000	DataBank Issuer, Series 2021-1A-A2	2.06	% (a)	02/27/2051	36,586,453
34,000,000	DataBank Issuer, Series 2021-2A-A2	2.40	% (a)	10/25/2051	32,054,398
3,350,000	DataBank Issuer, Series 2021-2A-B	2.79	% (a)	10/25/2051	3,124,402
41,895,000	DB Master Finance LLC, Series 2021-1A-A23	2.79	% (a)	11/20/2051	37,669,860
6,000,000	Diamond Issuer, Series 2021-1A-B	2.70	% (a)	11/20/2051	5,604,382
21,060,436	Dividend SLR, Series 2019-1-A	3.67	% (a)	08/22/2039	20,898,365
32,409,292	ECAF Ltd., Series 2015-1A-A2	4.95	% (a)	06/15/2040	26,324,804
2,932,550	Falcon Aerospace Ltd., Series 2017-1-A	4.58	% (a)	02/15/2042	2,846,034
3,835,115	Foundation Finance Trust, Series 2019-1A-A	3.86	% (a)	11/15/2034	3,873,514
11,553,625	GAIA Aviation Ltd., Series 2019-1-A	3.97	% (a)(l)	12/15/2044	10,970,606
27,821,141	Global SC Finance SRL, Series 2020-1A-A	2.17	% (a)	10/17/2040	26,460,278
21,654,456	Harbour Aircraft Investments Ltd., Series 2017-1-A	4.00%		11/15/2037	20,261,252
2,887,482	HERO Funding Trust, Series 2016-3A-A2	3.91	% (a)	09/20/2042	2,880,122
7,644,182	HERO Funding Trust, Series 2016-4A-A2	4.29	% (a)	09/20/2047	7,654,273
11,235,343	Horizon Aircraft Finance Ltd., Series 2018-1-A	4.46	% (a)	12/15/2038	10,387,648
16,052,033	Horizon Aircraft Finance Ltd., Series 2019-1-A	3.72	% (a)	07/15/2039	14,415,159
37,620,000	Jack in the Box Funding LLC, Series 2019-1A-A23	4.97	% (a)	08/25/2049	38,068,957
10,523,625	Jersey Mike’s Funding, Series 2019-1A-A2	4.43	% (a)	02/15/2050	10,423,239
21,156,000	Jimmy Johns Funding LLC, Series 2017-1A-A2II	4.85	% (a)	07/30/2047	21,255,446
10,010,667	JOL Air Ltd., Series 2019-1-A	3.97	% (a)	04/15/2044	9,284,694
6,937,678	Kestrel Aircraft Funding Ltd., Series 2018-1A-A	4.25	% (a)	12/15/2038	6,332,664
65,759,366	Labrador Aviation Finance Ltd., Series 2016-1A-A1	4.30	% (a)	01/15/2042	60,319,028
1,526,328	LendingClub Receivables Trust, Series 2020-3-A	3.50	% (a)	01/16/2046	1,532,779
2,425,515	LendingClub Receivables Trust, Series 2020-5A-A	3.50	% (a)	03/15/2046	2,425,624
1,802,392	Loanpal Solar Loan Ltd., Series 2021-1GS-B	2.84	% (a)	01/20/2048	1,646,707
14,250,808	Lunar Aircraft Ltd., Series 2020-1A-A	3.38	% (a)	02/15/2045	12,748,645
1,199,943	Lunar Structured Aircraft Portfolio Notes, Series 2021-1-B	3.43	% (a)	10/15/2046	1,053,292
37,516,450	ME Funding LLC, Series 2019-1-A2	6.45	% (a)	07/30/2049	38,194,777
16,593,843	Mosaic Solar Loan Trust, Series 2017-2A-A	3.82	% (a)	06/22/2043	16,420,932
9,717,137	Mosaic Solar Loan Trust, Series 2018-1A-A	4.01	% (a)	06/22/2043	9,740,568
12,328,690	Mosaic Solar Loan Trust, Series 2018-2GS-A	4.20	% (a)	02/22/2044	12,268,496
2,119,266	Mosaic Solar Loan Trust, Series 2019-1A-A	4.37	% (a)	12/21/2043	2,106,854
23,000,000	Navient Private Education Loan Trust, Series 2017-A-B	3.91	% (a)	12/16/2058	22,511,130
30,000,000	Navient Private Education Loan Trust, Series 2018-BA-B	4.13	% (a)	12/15/2059	28,749,624
12,796,875	Navigator Aircraft Ltd., Series 2021-1-B	3.57	% (a)(l)	11/15/2046	11,925,075
15,681,500	Neighborly Issuer LLC, Series 2021-1A-A2	3.58	% (a)	04/30/2051	14,758,100
4,691,876	Newtek Small Business Loan Trust, Series 2018-1-A (Prime Rate - 0.55%)	2.95	% (a)	02/25/2044	4,676,111
8,042,232	Oxford Finance Funding LLC, Series 2019-1A-A2	4.46	% (a)	02/15/2027	8,109,677
39,401,252	Pioneer Aircraft Finance Ltd., Series 2019-1-A	3.97	% (a)	06/15/2044	37,083,552
17,169,788	Primose Funding LLC, Series 2019-1A-A2	4.48	% (a)	07/30/2049	16,801,674
33,202,005	Project Silver, Series 2019-1-A	3.97	% (a)	07/15/2044	29,751,221
5,311,011	Prosper Trust, Series 2019-ST1-A	4.50	% (a)	07/15/2025	5,361,025
44,303,500	Purewest Funding LLC, Series 2021-1-A1	4.09	% (a)	12/22/2036	42,929,006
18,843,247	Raptor Aircraft Finance LLC, Series 2019-1-A	4.21	% (a)	08/23/2044	15,533,318
42,536,929	Regional Ltd., Series 2021-1A-A	5.75%		04/15/2041	40,444,920
8,955,760	Renew, Series 2017-2A-A	3.22	% (a)	09/22/2053	9,126,000
53,055,697	Research-Driven Pagaya Motor Asset Trust, Series 2021-2A-A	2.65	% (a)	03/25/2030	51,139,906
40,440,646	Sapphire Aviation Finance Ltd., Series 2020-1A-A	3.23	% (a)	03/15/2040	36,639,630
16,832,409	Sapphire Aviation Finance Ltd., Series 2020-1A-B	4.34	% (a)	03/15/2040	13,900,961
14,046,000	SBA Tower Trust	1.88	% (a)	01/15/2026	13,262,907
17,750,000	SEB Funding LLC, Series 2021-1A-A2	4.97	% (a)	01/30/2052	16,925,782
5,227,200	ServiceMaster Funding LLC, Series 2020-1-A2II	3.34	% (a)	01/30/2051	4,749,648
23,318,156	Shenton Aircraft Investment Ltd., Series 2015-1A-A	4.75	% (a)	10/15/2042	20,947,423
4,784,185	Sierra Timeshare Receivables Funding LLC, Series 2020-2A-B	2.32	% (a)	07/20/2037	4,657,915
2,669,345	Sierra Timeshare Receivables Funding LLC, Series 2020-2A-C	3.51	% (a)	07/20/2037	2,624,298
4,623,815	Sierra Timeshare Receivables Funding LLC, Series 2021-2A-C	1.95	% (a)	09/20/2038	4,461,840
5,548,578	Sierra Timeshare Receivables Funding LLC, Series 2021-2A-D	3.23	% (a)	09/20/2038	5,335,761
6,322,082	SLM Private Credit Student Loan Trust, Series 2006-A-A5 (3 Month LIBOR USD + 0.29%)	1.12%		06/15/2039	6,086,876
4,892,054	SLM Private Credit Student Loan Trust, Series 2006-B-A5 (3 Month LIBOR USD + 0.27%)	1.10%		12/15/2039	4,684,176
101,005,152	SoFi Alternative Consumer Loan Program, Series 2021-2-A	1.25	% (a)	08/15/2030	99,485,125
500,000	SoFi Alternative Consumer Loan Program, Series 2021-2-R1	0.00	% (a)(c)(j)	08/15/2030	21,974,413
28,735,126	SoFi Alternative Trust, Series 2021-1-PT2	9.72	% (a)(b)	05/25/2030	29,248,508
105,488,668	SoFi Alternative Trust, Series 2021-3-A	1.50	% (a)	11/15/2030	104,079,551
950,000	SoFi Alternative Trust, Series 2021-3-R1	0.00	% (a)(c)(j)	11/15/2030	48,705,800
55,150,676	SoFi Alternative Trust, Series 2021-A-PT1	1.48	% (a)(b)	03/15/2047	51,931,807
44,601,186	SoFi Alternative Trust, Series 2021-A-PT2	1.48	% (a)(b)	03/15/2047	41,998,037
25,313,618	SoFi Alternative Trust, Series 2021-B-PT1	1.76	% (a)(b)	02/15/2047	25,235,905
32,445,156	SoFi Alternative Trust, Series 2021-B-PT2	1.76	% (a)(b)	02/15/2047	32,324,947
20,000,000	SoFi Professional Loan Program, Series 2017-E-B	3.49	% (a)	11/26/2040	19,834,710
13,000,000	SoFi Professional Loan Program, Series 2017-E-C	4.16	% (a)	11/26/2040	12,906,418
22,800,000	SoFi Professional Loan Program, Series 2018-A-B	3.61	% (a)	02/25/2042	22,762,544
18,000,000	SoFi Professional Loan Program, Series 2018-B-BFX	3.83	% (a)	08/25/2047	17,849,747
146,040	Sprite Ltd., Series 2017-1-A	4.25	% (a)	12/15/2037	138,325
29,575,850	Sprite Ltd., Series 2021-1-A	3.75	% (a)	11/15/2046	27,447,927
19,790,000	Stack Infrastructure Issuer LLC, Series 2020-1A-A2	1.89	% (a)	08/25/2045	18,571,603
20,716,716	Start Ltd., Series 2018-1-A	4.09	% (a)	05/15/2043	19,184,674
5,085,463	Stonepeak ABS, Series 2021-1A-A	2.68	% (a)	02/28/2033	4,767,484
9,274,158	Stonepeak ABS, Series 2021-1A-B	3.82	% (a)	02/28/2033	8,819,873
40,765,229	Sunbird Engine Finance LLC, Series 2020-1A-A	3.67	% (a)	02/15/2045	36,989,757
13,012,545	Sunnova Helios Issuer LLC, Series 2018-1A-A	4.87	% (a)	07/20/2048	13,042,708
13,477,648	Sunnova Helios Issuer LLC, Series 2019-AA-A	3.75	% (a)	06/20/2046	13,317,360
14,000,409	Sunnova Helios Issuer LLC, Series 2021-C-B	2.33	% (a)	10/20/2048	12,656,605
30,489,078	Sunnova Sol Issuer LLC, Series 2020-2A-A	2.73	% (a)	11/01/2055	28,652,660
7,531,125	Taco Bell Funding LLC, Series 2021-1A-A23	2.54	% (a)	08/25/2051	6,549,761
5,286,750	Taco Bell Funding LLC, Series 2021-1A-A2I	1.95	% (a)	08/25/2051	4,800,382
16,850,000	TAL Advantage VII LLC, Series 2020-1A-A	2.05	% (a)	09/20/2045	15,819,466
3,580,625	TAL Advantage VII LLC, Series 2020-1A-B	3.29	% (a)	09/20/2045	3,456,434
10,882,345	Textainer Marine Containers Ltd., Series 2020-1A-A	2.73	% (a)	08/21/2045	10,560,292
9,220,217	Textainer Marine Containers Ltd., Series 2020-2A-A	2.10	% (a)	09/20/2045	8,685,684
3,003,635	Textainer Marine Containers Ltd., Series 2020-2A-B	3.34	% (a)	09/20/2045	2,900,327
24,786,667	Textainer Marine Containers Ltd., Series 2021-3A-A	1.94	% (a)	08/20/2046	22,541,277
13,597,106	Upgrade Master Credit Pass-Thru Trust, Series 2021-PT1-A	25.20	% (a)(b)	08/15/2027	13,593,176
2,000,528	Upgrade Master Pass-Thru Trust, Series 2019-ST2-A	3.90	% (a)	09/15/2025	2,010,599
16,620,767	Upgrade Master Pass-Thru Trust, Series 2021-PT1-A	5.11	% (a)	04/15/2027	16,624,107
13,527,239	Upgrade Master Pass-Thru Trust, Series 2021-PT3-A	13.07	% (a)(b)	07/15/2027	13,387,597
7,357,472	Upgrade Master Pass-Thru Trust, Series 2021-PT4-A	9.43	% (a)(b)	08/15/2027	7,245,241
22,444,844	Upgrade Master Pass-Thru Trust, Series 2021-PT5-A	14.30	% (a)(b)	10/15/2027	22,448,974
13,455,141	Upstart Pass-Through Trust, Series 2020-ST5-A	3.00	% (a)	12/20/2026	13,135,355
11,038,765	Upstart Pass-Through Trust, Series 2021-ST1-A	2.75	% (a)	02/20/2027	10,846,630
7,260,730	Upstart Securitization Trust, Series 2020-2-A	2.31	% (a)	11/20/2030	7,174,880
13,372,292	Upstart Securitization Trust, Series 2021-3-A	0.83	% (a)	07/20/2031	13,136,331
10,000,000	Upstart Securitization Trust, Series 2021-3-B	1.66	% (a)	07/20/2031	9,447,052
7,500,000	Upstart Securitization Trust, Series 2021-3-C	3.28	% (a)	07/20/2031	7,022,454
32,425,000	Vantage Data Centers LLC, Series 2020-2A-A2	1.99	% (a)	09/15/2045	29,718,193
56,400,000	Vault DI Issuer LLC, Series 2021-1A-A2	2.80	% (a)	07/15/2046	52,613,468
17,659,799	Vivint Solar Financing LLC, Series 2018-1A-A	4.73	% (a)	04/30/2048	17,775,799
19,374,140	VR Funding LLC, Series 2020-1A-A	2.79	% (a)	11/15/2050	18,241,989
21,857,239	Waterfall Commercial Mortgage Trust, Series 2015-SBC5-A	4.10	% (a)(b)	09/14/2022	21,658,430
19,267,500	Wendy’s Funding LLC, Series 2019-1A-A2II	4.08	% (a)	06/15/2049	19,288,933
46,885,342	Willis Engine Structured Trust, Series 2020-A-A	3.23	% (a)	03/15/2045	42,206,982
10,447,500	Wingstop Funding LLC, Series 2020-1A-A2	2.84	% (a)	12/05/2050	9,734,778
12,626,425	Zephyrus Capital Aviation Partners Ltd., Series 2018-1-A	4.61	% (a)	10/15/2038	11,838,511

Total Asset Backed Obligations (Cost $2,589,659,832)					2,466,895,764

Collateralized Loan Obligations - 3.0%
2,000,000	Anchorage Capital Ltd., Series 2014-3RA-B (3 Month LIBOR USD + 1.50%)	1.78	% (a)	01/28/2031	1,985,000
36,000,000	Anchorage Capital Ltd., Series 2018-10A-A1A (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.44	% (a)	10/15/2031	35,709,121
3,000,000	Apidos Ltd., Series 2013-12A-CR (3 Month LIBOR USD + 1.80%)	2.04	% (a)	04/15/2031	2,930,001
5,000,000	BlueMountain Ltd., Series 2018-2A-B (3 Month LIBOR USD + 1.70%, 1.70% Floor)	2.21	% (a)	08/15/2031	4,971,876
16,500,000	Capital Four Ltd., Series 2021-1A-A (3 Month LIBOR USD + 1.21%, 1.21% Floor)	1.45	% (a)	01/18/2035	16,530,194
10,000,000	Cathedral Lake Ltd., Series 2021-8A-A1 (3 Month LIBOR USD + 1.22%, 1.22% Floor)	1.32	% (a)	01/20/2035	9,916,735
3,500,000	Dryden Ltd., Series 2017-53A-B (3 Month LIBOR USD + 1.40%)	1.64	% (a)	01/15/2031	3,463,250
25,500,000	Elevation Ltd., Series 2018-9A-A1 (3 Month LIBOR USD + 1.12%, 1.12% Floor)	1.36	% (a)	07/15/2031	25,389,877
13,000,000	Franklin Park Place LLC, Series 2022-1A-A (Secured Overnight Financing Rate 3 Month + 1.40%, 1.40% Floor)	2.17	% (a)	04/14/2035	13,000,200
58,370,000	Greywolf Ltd., Series 2018-1A-A1 (3 Month LIBOR USD + 1.03%)	1.30	% (a)	04/26/2031	58,070,854
1,910,181	Halcyon Loan Advisors Funding Ltd., Series 2014-2A-D (3 Month LIBOR USD + 5.00%)	5.28	% (a)(c)	04/28/2025	515,572
5,000,000	Halcyon Loan Advisors Funding Ltd., Series 2014-3A-D (3 Month LIBOR USD + 3.65%)	3.91	% (a)	10/22/2025	4,657,830
13,000,000	Halsey Point Ltd., Series 2019-1A-B1 (3 Month LIBOR USD + 2.20%, 2.20% Floor)	2.45	% (a)	01/20/2033	12,904,219
29,204,234	Harbourview Ltd., Series 7RA-A1 (3 Month LIBOR USD + 1.13%, 1.13% Floor)	1.37	% (a)	07/18/2031	29,124,073
10,000,000	Highbridge Loan Management Ltd., Series 7A-2015-BR (3 Month LIBOR USD + 1.18%)	1.69	% (a)	03/15/2027	9,957,452
6,000,000	Jamestown Ltd., Series 2018-11A-A2 (3 Month LIBOR USD + 1.70%)	1.94	% (a)	07/14/2031	5,952,000
56,695,000	Jamestown Ltd., Series 2018-6RA-A1 (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.41	% (a)	04/25/2030	56,341,538
5,000,000	Jamestown Ltd., Series 2018-6RA-A2A (3 Month LIBOR USD + 1.78%, 1.78% Floor)	2.04	% (a)	04/25/2030	4,929,716
4,500,000	Jamestown Ltd., Series 2019-1A-A2 (3 Month LIBOR USD + 2.15%, 2.15% Floor)	2.40	% (a)	04/20/2032	4,498,476
30,000,000	LCM LP, Series 17A-A2RR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.39	% (a)	10/15/2031	29,758,217
12,500,000	Marble Point Ltd., Series 2020-2A-A1R (3 Month LIBOR USD + 1.21%, 1.21% Floor)	1.45	% (a)	10/15/2034	12,399,576
50,000,000	Marble Point Ltd., Series 2021-4A-A1 (3 Month LIBOR USD + 1.21%, 1.21% Floor)	1.30	% (a)	01/22/2035	49,547,316
54,500,000	Midocean Credit Partners, Series 2018-9A-A1 (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.40	% (a)	07/20/2031	54,309,959
70,500,000	MKS Ltd., Series 2017-1A-AR (3 Month LIBOR USD + 1.00%, 1.00% Floor)	1.25	% (a)	07/20/2030	70,535,061
61,250,000	MKS Ltd., Series 2017-2A-A (3 Month LIBOR USD + 1.19%, 1.19% Floor)	1.44	% (a)	01/20/2031	61,035,410
65,000,000	MP Ltd., Series 2013-1A-AR (3 Month LIBOR USD + 1.25%)	1.50	% (a)	10/20/2030	64,774,875
55,000,000	MP Ltd., Series 2021-2A-A (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.46	% (a)	07/25/2034	54,641,816
30,000,000	Nassau Ltd., Series 2018-IA-A (3 Month LIBOR USD + 1.15%)	1.39	% (a)	07/15/2031	29,382,277
19,280,834	Northwoods Capital Ltd., Series 2017-16A-A (3 Month LIBOR USD + 1.27%)	1.78	% (a)	11/15/2030	19,212,927
25,860,959	Northwoods Capital Ltd., Series 2018-11BA-A1 (3 Month LIBOR USD + 1.10%, 1.10% Floor)	1.35	% (a)	04/19/2031	25,755,051
75,000,000	OFSI Fund Ltd., Series 2018-1A-A (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.39	% (a)	07/15/2031	74,284,568
28,000,000	Prudential PLC, Series 2018-1A-A (3 Month LIBOR USD + 1.15%)	1.39	% (a)	07/15/2031	27,344,806
2,500,000	Regatta Funding Ltd., Series 2018-1A-B (3 Month LIBOR USD + 1.65%)	1.89	% (a)	07/17/2031	2,494,994
20,000,000	Regatta Funding Ltd., Series 2018-3A-A (3 Month LIBOR USD + 1.19%)	1.45	% (a)	10/25/2031	19,939,781
26,500,000	Rockford Tower Ltd., Series 2018-1A-A (3 Month LIBOR USD + 1.10%)	1.58	% (a)	05/20/2031	26,407,250
50,000,000	Sound Point Ltd., Series 2013-3RA-A (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.39	% (a)	04/18/2031	49,835,604
36,500,000	Sound Point Ltd., Series 2015-2A-ARRR (3 Month LIBOR USD + 1.21%, 1.21% Floor)	1.46	% (a)	07/20/2032	36,385,616
18,000,000	Sound Point Ltd., Series 2018-2A-C (3 Month LIBOR USD + 1.95%)	2.22	% (a)	07/26/2031	17,878,970
28,000,000	Sound Point Ltd., Series 2018-3A-A1A (3 Month LIBOR USD + 1.18%, 1.18% Floor)	1.45	% (a)	10/26/2031	27,777,120
25,250,000	Sound Point Ltd., Series 2020-2A-AR (3 Month LIBOR USD + 1.18%, 1.18% Floor)	1.44	% (a)	10/25/2034	25,124,486
17,000,000	Steele Creek Ltd., Series 2014-1RA-A (3 Month LIBOR USD + 1.07%, 1.07% Floor)	1.33	% (a)	04/21/2031	16,877,059
34,000,000	Steele Creek Ltd., Series 2016-1A-AR (3 Month LIBOR USD + 1.12%, 1.12% Floor)	1.95	% (a)	06/15/2031	33,856,767
10,000,000	Steele Creek Ltd., Series 2019-1A-BR (3 Month LIBOR USD + 1.80%, 1.80% Floor)	2.04	% (a)	04/15/2032	9,983,459
20,000,000	Trimaran CAVU LLC, Series 2021-3A-A (3 Month LIBOR USD + 1.21%, 1.21% Floor)	1.31	% (a)	01/18/2035	20,001,573
75,000,000	Vibrant Ltd., Series 2018-10A-A1 (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.45	% (a)	10/20/2031	74,750,693
46,000,000	Wellfleet Ltd., Series 2018-2A-A1 (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.45	% (a)	10/20/2031	45,885,585
4,000,000	Wind River Ltd., Series 2013-2A-CR (3 Month LIBOR USD + 2.00%)	2.24	% (a)	10/18/2030	3,930,239
40,000,000	Wind River Ltd., Series 2014-2A-AR (3 Month LIBOR USD + 1.14%, 1.14% Floor)	1.38	% (a)	01/15/2031	39,744,958

Total Collateralized Loan Obligations (Cost $1,329,156,743)					1,324,703,997

Non-Agency Commercial Mortgage Backed Obligations - 9.7%
850,000	1211 Avenue of the Americas Trust, Series 2015-1211-C	4.14	% (a)(b)	08/10/2035	843,699
7,949,000	20 Times Square Trust, Series 2018-20TS-F	3.10	% (a)(b)	05/15/2035	7,461,804
5,856,000	20 Times Square Trust, Series 2018-20TS-G	3.10	% (a)(b)	05/15/2035	5,428,042
3,683,000	280 Park Avenue Mortgage Trust, Series 2017-280P-F (1 Month LIBOR USD + 2.83%, 2.83% Floor)	3.13	% (a)	09/15/2034	3,603,080
2,010,000	ACRE Commercial Mortgage Ltd., Series 2021-FL4-B (1 Month LIBOR USD + 1.40%, 1.40% Floor)	1.87	% (a)	12/18/2037	1,982,381
11,551,000	Alen Mortgage Trust, Series 2021-ACEN-E (1 Month LIBOR USD + 4.00%, 4.00% Floor)	4.40	% (a)	04/15/2034	11,340,276
21,947,000	Arbor Multifamily Mortgage Securities Trust, Series 2021-MF3-XB	0.49	% (a)(b)(d)	10/15/2054	932,309
2,531,000	Arbor Realty Ltd., Series 2020-FL1-AS (Secured Overnight Financing Rate 1 Month + 1.51%, 1.40% Floor)	1.82	% (a)	02/15/2035	2,521,392
6,300,000	Arbor Realty Ltd., Series 2021-FL1-B (1 Month LIBOR USD + 1.50%, 1.50% Floor)	1.90	% (a)	12/15/2035	6,250,696
11,007,000	Atrium Hotel Portfolio Trust, Series 2017-ATRM-E (1 Month LIBOR USD + 3.05%, 3.05% Floor)	3.45	% (a)	12/15/2036	10,382,054
10,001,000	Atrium Hotel Portfolio Trust, Series 2018-ATRM-A (1 Month LIBOR USD + 0.95%, 0.95% Floor)	1.35	% (a)	06/15/2035	9,868,545
28,877,000	Atrium Hotel Portfolio Trust, Series 2018-ATRM-D (1 Month LIBOR USD + 2.30%, 2.30% Floor)	2.70	% (a)	06/15/2035	28,075,120
13,685,000	Atrium Hotel Portfolio Trust, Series 2018-ATRM-E (1 Month LIBOR USD + 3.40%, 3.40% Floor)	3.80	% (a)	06/15/2035	13,047,416
35,435,000	BAMLL Commercial Mortgage Securities Trust, Series 2020-BOC-D	3.18	% (a)(b)	01/15/2032	32,933,122
7,505,000	BAMLL Commercial Mortgage Securities Trust, Series 2020-BOC-E	3.18	% (a)(b)	01/15/2032	6,780,734
11,926,267	Banc of America Commercial Mortgage Trust, Series 2007-5-XW	0.00	% (a)(b)(d)	02/10/2051	119
4,000,000	Banc of America Commercial Mortgage Trust, Series 2015-UBS7-B	4.36	% (b)	09/15/2048	3,891,415
53,441,585	Banc of America Commercial Mortgage Trust, Series 2015-UBS7-XA	0.79	% (b)(d)	09/15/2048	1,246,878
2,121,000	Banc of America Commercial Mortgage Trust, Series 2016-UB10-C	4.85	% (b)	07/15/2049	2,103,710
9,823,000	BANK, Series 2017-BNK4-C	4.37	% (b)	05/15/2050	9,642,673
35,303,242	BANK, Series 2017-BNK4-XA	1.34	% (b)(d)	05/15/2050	1,823,236
4,916,000	BANK, Series 2017-BNK5-B	3.90	% (b)	06/15/2060	4,862,422
1,960,000	BANK, Series 2017-BNK5-C	4.24	% (b)	06/15/2060	1,927,146
83,942,346	BANK, Series 2017-BNK5-XA	1.02	% (b)(d)	06/15/2060	2,959,052
147,545,329	BANK, Series 2018-BN10-XA	0.70	% (b)(d)	02/15/2061	5,071,590
92,157,383	BANK, Series 2019-BN16-XA	0.94	% (b)(d)	02/15/2052	4,866,463
43,097,000	BANK, Series 2019-BN19-AS	3.45%		08/15/2061	42,151,585
1,099,000	BANK, Series 2019-BN20-AS	3.24	% (b)	09/15/2062	1,071,884
1,704,000	BANK, Series 2019-BN20-C	3.67	% (b)	09/15/2062	1,593,301
5,000,000	BANK, Series 2019-BN21-C	3.52	% (b)	10/17/2052	4,645,683
55,745,590	BANK, Series 2020-BN27-XA	1.16	% (b)(d)	04/15/2063	4,243,510
62,007,000	BANK, Series 2020-BN30-XB	0.72	% (b)(d)	12/15/2053	3,269,511
112,743,000	BANK, Series 2021-BN35-XB	0.59	% (b)(d)	06/15/2064	5,481,035
6,010,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-C (1 Month LIBOR USD + 1.20%, 1.20% Floor)	1.60	% (a)	08/15/2036	5,920,834
6,743,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-D (1 Month LIBOR USD + 1.70%, 1.70% Floor)	2.10	% (a)	08/15/2036	6,637,283
23,585,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-E (1 Month LIBOR USD + 2.50%, 2.50% Floor)	2.90	% (a)	08/15/2036	23,054,451
26,209,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-F (1 Month LIBOR USD + 3.50%, 3.50% Floor)	3.90	% (a)	08/15/2036	25,571,830
184,821,739	Barclays Commercial Mortgage Trust, Series 2019-C4-XA	1.59	% (b)(d)	08/15/2052	16,204,745
74,210,639	Barclays Commercial Mortgage Trust, Series 2019-C5-XA	0.89	% (b)(d)	11/15/2052	3,481,726
3,066,263	BBCMS Mortgage Trust, Series 2018-BXH-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	1.40	% (a)	10/15/2037	3,029,622
45,454,000	BBCMS Mortgage Trust, Series 2018-CBM-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	1.40	% (a)	07/15/2037	44,996,719
21,385,000	BBCMS Mortgage Trust, Series 2018-CBM-E (1 Month LIBOR USD + 3.55%, 3.55% Floor)	3.95	% (a)	07/15/2037	20,811,593
5,775,000	BBCMS Mortgage Trust, Series 2018-TALL-F (1 Month LIBOR USD + 3.24%, 3.24% Floor)	3.63	% (a)	03/15/2037	5,333,549
11,799,000	BBCMS Mortgage Trust, Series 2020-C6-F5TB	3.69	% (a)(b)	02/15/2053	10,911,427
12,497,250	BBCMS Mortgage Trust, Series 2020-C6-F5TC	3.69	% (a)(b)	02/15/2053	10,713,165
94,214,791	BBCMS Mortgage Trust, Series 2020-C6-XA	1.05	% (b)(d)	02/15/2053	6,039,168
41,114,403	BBCMS Mortgage Trust, Series 2021-C11-XA	1.39	% (b)(d)	09/15/2054	3,836,360
34,040,000	BBCMS Mortgage Trust, Series 2021-C11-XB	0.97	% (b)(d)	09/15/2054	2,708,825
137,423,678	BBCMS Mortgage Trust, Series 2021-C9-XA	1.64	% (b)(d)	02/15/2054	15,056,001
68,467,000	BBCMS Mortgage Trust, Series 2021-C9-XB	0.99	% (b)(d)	02/15/2054	5,205,519
4,125,000	BDS Ltd., Series 2019-FL4-B (1 Month LIBOR USD + 1.75%, 1.75% Floor)	2.19	% (a)	08/15/2036	4,068,677
37,281,051	Benchmark Mortgage Trust, Series 2018-B7-XA	0.43	% (b)(d)	05/15/2053	797,136
29,610,769	Benchmark Mortgage Trust, Series 2018-B8-XA	0.64	% (b)(d)	01/15/2052	978,553
132,990,833	Benchmark Mortgage Trust, Series 2019-B15-XA	0.82	% (b)(d)	12/15/2072	6,385,129
80,107,675	Benchmark Mortgage Trust, Series 2019-B9-XA	1.04	% (b)(d)	03/15/2052	4,588,648
75,276,839	Benchmark Mortgage Trust, Series 2020-B16-XA	0.93	% (b)(d)	02/15/2053	4,424,185
75,410,662	Benchmark Mortgage Trust, Series 2020-B17-XA	1.42	% (b)(d)	03/15/2053	5,660,121
13,462,000	Benchmark Mortgage Trust, Series 2020-B18-AGND	3.74	% (a)	07/15/2053	12,743,532
2,432,000	Benchmark Mortgage Trust, Series 2020-B18-AGNE	3.76	% (a)	07/15/2053	2,205,822
91,323,075	Benchmark Mortgage Trust, Series 2020-B18-XA	1.79	% (b)(d)	07/15/2053	8,815,024
238,956,936	Benchmark Mortgage Trust, Series 2020-B19-XA	1.77	% (b)(d)	09/15/2053	22,702,844
70,997,132	Benchmark Mortgage Trust, Series 2020-B22-XA	1.52	% (b)(d)	01/15/2054	7,445,235
276,099,000	Benchmark Mortgage Trust, Series 2020-IG1-XA	0.51	% (b)(d)	09/15/2043	8,848,145
233,067,215	Benchmark Mortgage Trust, Series 2021-B24-XA	1.15	% (b)(d)	03/15/2054	17,432,449
122,131,085	Benchmark Mortgage Trust, Series 2021-B28-XA	1.29	% (b)(d)	08/15/2054	10,656,426
59,609,000	Benchmark Mortgage Trust, Series 2021-B28-XB	0.96	% (b)(d)	08/15/2054	4,612,568
66,420,000	Benchmark Mortgage Trust, Series 2021-B29-XB	0.70	% (b)(d)	09/15/2054	3,821,574
365,640,740	Benchmark Mortgage Trust, Series 2021-B30-XA	0.82	% (b)(d)	11/15/2054	22,796,786
672,000	BFLD, Series 2019-DPLO-B (1 Month LIBOR USD + 1.34%, 1.34% Floor)	1.74	% (a)	10/15/2034	666,357
54,537,000	BHMS Trust, Series 2018-ATLS-A (1 Month LIBOR USD + 1.25%, 1.25% Floor)	1.65	% (a)	07/15/2035	54,043,800
27,680,000	Braemar Hotels and Resorts Trust, Series 2018-PRME-A (1 Month LIBOR USD + 0.82%, 0.82% Floor)	1.22	% (a)	06/15/2035	27,405,351
1,395,905	BSPRT Issuer Ltd., Series 2019-FL5-A (1 Month LIBOR USD + 1.15%, 1.15% Floor)	1.55	% (a)	05/15/2029	1,395,401
9,834,000	BSPRT Issuer Ltd., Series 2021-FL6-A (1 Month LIBOR USD + 1.10%, 1.10% Floor)	1.50	% (a)	03/15/2036	9,717,447
77,279,000	BX Commercial Mortgage Trust, Series 2021-21M-H (1 Month LIBOR USD + 4.01%, 4.01% Floor)	4.41	% (a)	10/15/2036	75,001,333
56,748,000	BX Commercial Mortgage Trust, Series 2021-VOLT-E (1 Month LIBOR USD + 2.00%, 2.00% Floor)	2.40	% (a)	09/15/2036	54,751,151
24,745,000	BX Commercial Mortgage Trust, Series 2021-VOLT-F (1 Month LIBOR USD + 2.40%, 2.40% Floor)	2.80	% (a)	09/15/2036	23,943,561
4,900,315	BX Commercial Mortgage Trust, Series 2021-XL2-E (1 Month LIBOR USD + 1.85%, 1.85% Floor)	2.24	% (a)	10/15/2038	4,789,142
46,548,824	BX Trust, Series 2017-SLCT-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.55	% (a)	07/15/2034	46,430,781
34,894,306	BX Trust, Series 2018-EXCL-A (1 Month LIBOR USD + 1.09%, 1.09% Floor)	1.48	% (a)	09/15/2037	34,545,956
4,976,362	BX Trust, Series 2018-EXCL-C (1 Month LIBOR USD + 1.98%, 1.98% Floor)	2.37	% (a)	09/15/2037	4,759,103
2,014,000	BX Trust, Series 2019-ATL-E (1 Month LIBOR USD + 2.24%, 2.24% Floor)	2.63	% (a)	10/15/2036	1,937,309
5,160,000	BX Trust, Series 2019-IMC-F (1 Month LIBOR USD + 2.90%, 2.90% Floor)	3.30	% (a)	04/15/2034	5,039,720
8,600,959	BX Trust, Series 2019-MMP-D (1 Month LIBOR USD + 1.60%, 1.60% Floor)	2.00	% (a)	08/15/2036	8,429,320
173,184,000	BX Trust, Series 2019-OC11-E	4.08	% (a)(b)	12/09/2041	151,076,093
326,679,000	BX Trust, Series 2019-OC11-XB	0.18	% (a)(b)(d)	12/09/2041	4,760,987
17,731,000	BX Trust, Series 2021-BXMF-G (1 Month LIBOR USD + 3.35%, 3.35% Floor)	3.75	% (a)	10/15/2026	17,091,026
20,366,000	BX Trust, Series 2021-SOAR-J (1 Month LIBOR USD + 3.75%, 3.75% Floor)	4.15	% (a)	06/15/2038	19,694,063
3,450,000	BX Trust, Series 2021-VIEW-F (1 Month LIBOR USD + 3.93%, 3.93% Floor)	4.33	% (a)	06/15/2023	3,338,441
64,678,341	California Housing Finance Agency, 2021-2 X	0.78	% (d)	03/25/2035	3,991,947
87,028,960	CD Commercial Mortgage Trust, Series 2017-CD4-XA	1.27	% (b)(d)	05/10/2050	3,795,803
5,723,000	CD Commercial Mortgage Trust, Series 2017-CD6-B	3.91	% (b)	11/13/2050	5,634,210
5,175,000	CD Commercial Mortgage Trust, Series 2017-CD6-C	4.26	% (b)	11/13/2050	5,047,696
46,758,591	CD Commercial Mortgage Trust, Series 2017-CD6-XA	0.92	% (b)(d)	11/13/2050	1,501,157
4,517,000	CFCRE Commercial Mortgage Trust, Series 2016-C4-AM	3.69%		05/10/2058	4,495,473
7,155,000	CFCRE Commercial Mortgage Trust, Series 2016-C4-C	4.85	% (b)	05/10/2058	7,082,241
81,759,885	CFCRE Commercial Mortgage Trust, Series 2016-C4-XA	1.63	% (b)(d)	05/10/2058	4,230,518
5,000,000	CFCRE Commercial Mortgage Trust, Series 2016-C6-C	4.20	% (b)	11/10/2049	4,735,346
35,650,031	CFCRE Commercial Mortgage Trust, Series 2017-C8-XA	1.49	% (b)(d)	06/15/2050	2,147,540
5,275,000	CHCP Ltd., Series 2021-FL1-B (Secured Overnight Financing Rate 30 Day Average + 1.76%, 1.65% Floor)	1.81	% (a)	02/15/2038	5,250,149
134,660,130	Citigroup Commercial Mortgage Trust, Series 2012-GC8-XA	1.72	% (a)(b)(d)	09/10/2045	152,947
136,107,374	Citigroup Commercial Mortgage Trust, Series 2014-GC19-XA	1.12	% (b)(d)	03/10/2047	2,254,020
70,926,524	Citigroup Commercial Mortgage Trust, Series 2014-GC21-XA	1.15	% (b)(d)	05/10/2047	1,414,977
163,700,413	Citigroup Commercial Mortgage Trust, Series 2014-GC25-XA	0.96	% (b)(d)	10/10/2047	3,201,571
6,265,000	Citigroup Commercial Mortgage Trust, Series 2015-GC27-B	3.77%		02/10/2048	6,133,914
9,978,000	Citigroup Commercial Mortgage Trust, Series 2015-GC27-C	4.42	% (b)	02/10/2048	9,711,151
3,685,000	Citigroup Commercial Mortgage Trust, Series 2015-GC27-D	4.42	% (a)(b)	02/10/2048	3,414,008
183,635,495	Citigroup Commercial Mortgage Trust, Series 2015-GC27-XA	1.33	% (b)(d)	02/10/2048	5,609,550
4,404,000	Citigroup Commercial Mortgage Trust, Series 2015-GC29-C	4.14	% (b)	04/10/2048	4,328,715
14,310,000	Citigroup Commercial Mortgage Trust, Series 2015-GC33-C	4.58	% (b)	09/10/2058	13,458,657
162,821,633	Citigroup Commercial Mortgage Trust, Series 2015-GC33-XA	0.88	% (b)(d)	09/10/2058	4,161,053
98,497,141	Citigroup Commercial Mortgage Trust, Series 2016-C1-XA	1.83	% (b)(d)	05/10/2049	6,027,188
198,570,005	Citigroup Commercial Mortgage Trust, Series 2016-GC36-XA	1.22	% (b)(d)	02/10/2049	7,362,460
36,223,335	Citigroup Commercial Mortgage Trust, Series 2016-GC37-XA	1.69	% (b)(d)	04/10/2049	1,919,848
93,292,430	Citigroup Commercial Mortgage Trust, Series 2016-P3-XA	1.66	% (b)(d)	04/15/2049	4,362,914
54,053,109	Citigroup Commercial Mortgage Trust, Series 2016-P4-XA	1.90	% (b)(d)	07/10/2049	3,421,621
87,243,977	Citigroup Commercial Mortgage Trust, Series 2016-P5-XA	1.38	% (b)(d)	10/10/2049	4,366,264
243,666,397	Citigroup Commercial Mortgage Trust, Series 2017-B1-XA	0.81	% (b)(d)	08/15/2050	7,734,873
40,203,851	Citigroup Commercial Mortgage Trust, Series 2017-P7-XA	1.13	% (b)(d)	04/14/2050	1,832,910
3,625,000	Citigroup Commercial Mortgage Trust, Series 2020-420K-D	3.31	% (a)(b)	11/10/2042	3,223,520
7,800,000	Citigroup Commercial Mortgage Trust, Series 2020-420K-E	3.31	% (a)(b)	11/10/2042	6,497,656
23,804,000	Citigroup Commercial Mortgage Trust, Series 2020-555-E	3.50	% (a)(b)	12/10/2041	20,703,472
4,175,000	Citigroup Commercial Mortgage Trust, Series 2020-555-F	3.50	% (a)(b)	12/10/2041	3,485,409
12,493,000	Citigroup Commercial Mortgage Trust, Series 2020-GC46-B	3.15	% (b)	02/15/2053	11,744,950
47,980,165	CLNC Ltd., Series 2019-FL1-A (Secured Overnight Financing Rate 30 Day Average + 1.36%, 1.25% Floor)	1.41	% (a)	08/20/2035	47,620,793
32,731,000	CLNC Ltd., Series 2019-FL1-AS (Secured Overnight Financing Rate 30 Day Average + 1.66%, 1.55% Floor)	1.71	% (a)	08/20/2035	32,278,330
29,797,989	CLNC Ltd., Series 2019-FL1-B (Secured Overnight Financing Rate 30 Day Average + 2.01%, 1.90% Floor)	2.06	% (a)	08/20/2035	29,684,846
176,307,953	Commercial Mortgage Pass-Through Certificates, Series 2013-CR12-XA	1.10	% (b)(d)	10/10/2046	2,341,035
843,000	Commercial Mortgage Pass-Through Certificates, Series 2013-CR13-C	4.88	% (b)	11/10/2046	841,695
1,199,354	Commercial Mortgage Pass-Through Certificates, Series 2014-CR14-A2	3.15%		02/10/2047	1,189,208
4,345,000	Commercial Mortgage Pass-Through Certificates, Series 2014-CR16-C	4.91	% (b)	04/10/2047	4,303,982
7,635,000	Commercial Mortgage Pass-Through Certificates, Series 2014-CR19-C	4.70	% (b)	08/10/2047	7,531,056
25,400,000	Commercial Mortgage Pass-Through Certificates, Series 2014-CR20-C	4.49	% (b)	11/10/2047	25,071,766
91,805,303	Commercial Mortgage Pass-Through Certificates, Series 2014-UBS3-XA	1.06	% (b)(d)	06/10/2047	1,649,512
833,000	Commercial Mortgage Pass-Through Certificates, Series 2015-3BP-F	3.24	% (a)(b)	02/10/2035	779,803
905,000	Commercial Mortgage Pass-Through Certificates, Series 2015-CR22-C	4.11	% (b)	03/10/2048	892,136
153,900,012	Commercial Mortgage Pass-Through Certificates, Series 2015-CR22-XA	0.86	% (b)(d)	03/10/2048	3,249,276
5,360,000	Commercial Mortgage Pass-Through Certificates, Series 2015-CR23-C	4.29	% (b)	05/10/2048	5,285,474
7,210,000	Commercial Mortgage Pass-Through Certificates, Series 2015-CR26-B	4.48	% (b)	10/10/2048	7,276,608
79,786,486	Commercial Mortgage Pass-Through Certificates, Series 2015-CR26-XA	0.92	% (b)(d)	10/10/2048	2,070,116
26,930,000	Commercial Mortgage Pass-Through Certificates, Series 2016-CR28-C	4.64	% (b)	02/10/2049	26,778,152
1,403,000	Commercial Mortgage Pass-Through Certificates, Series 2016-DC2-C	4.67	% (b)	02/10/2049	1,375,668
5,524,000	Commercial Mortgage Pass-Through Certificates, Series 2017-PANW-E	3.81	% (a)(b)	10/10/2029	5,237,696
18,570,000	Commercial Mortgage Pass-Through Certificates, Series 2018-HCLV-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	1.40	% (a)	09/15/2033	18,224,425
25,047,651	Commercial Mortgage Pass-Through Trust, Series 2012-CR2-XA	1.60	% (b)(d)	08/15/2045	8
110,658,751	Commercial Mortgage Pass-Through Trust, Series 2012-CR3-XA	1.82	% (b)(d)	10/15/2045	306,447
114,385,182	Commercial Mortgage Pass-Through Trust, Series 2013-CR10-XA	0.71	% (b)(d)	08/10/2046	888,087
17,822,000	Commercial Mortgage Pass-Through Trust, Series 2015-DC1-C	4.33	% (b)	02/10/2048	17,085,816
277,213,575	Commercial Mortgage Pass-Through Trust, Series 2015-DC1-XA	1.02	% (b)(d)	02/10/2048	6,217,873
5,248,500	Commercial Mortgage Pass-Through Trust, Series 2018-COR3-C	4.56	% (b)	05/10/2051	5,191,412
1,425,600	Core Mortgage Trust, Series 2019-CORE-E (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.30	% (a)	12/15/2031	1,363,407
16,723,000	Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4-E (1 Month LIBOR USD + 2.15%, 2.15% Floor)	2.55	% (a)	05/15/2036	16,433,751
4,606,000	CSAIL Commercial Mortgage Trust, Series 2015-C1-C	4.26	% (b)	04/15/2050	4,167,503
13,360,000	CSAIL Commercial Mortgage Trust, Series 2015-C2-AS	3.85	% (b)	06/15/2057	13,219,735
9,205,000	CSAIL Commercial Mortgage Trust, Series 2015-C3-B	4.12	% (b)	08/15/2048	8,877,910
9,759,000	CSAIL Commercial Mortgage Trust, Series 2015-C4-C	4.56	% (b)	11/15/2048	9,568,656
282,880,439	CSAIL Commercial Mortgage Trust, Series 2015-C4-XA	0.81	% (b)(d)	11/15/2048	6,887,743
9,425,000	CSAIL Commercial Mortgage Trust, Series 2016-C5-C	4.65	% (b)	11/15/2048	9,262,797
36,927,864	CSAIL Commercial Mortgage Trust, Series 2016-C6-XA	1.87	% (b)(d)	01/15/2049	2,241,902
11,020,000	CSAIL Commercial Mortgage Trust, Series 2016-C7-B	4.33	% (b)	11/15/2049	10,818,791
134,911,670	CSAIL Commercial Mortgage Trust, Series 2017-C8-XA	1.24	% (b)(d)	06/15/2050	6,304,031
4,399,000	CSAIL Commercial Mortgage Trust, Series 2017-CX10-B	3.89	% (b)	11/15/2050	4,255,082
5,511,000	CSAIL Commercial Mortgage Trust, Series 2017-CX10-C	4.11	% (b)	11/15/2050	5,064,057
89,108,770	CSAIL Commercial Mortgage Trust, Series 2017-CX10-XA	0.70	% (b)(d)	11/15/2050	2,585,776
1,677,000	CSAIL Commercial Mortgage Trust, Series 2018-C14-C	4.92	% (b)	11/15/2051	1,625,436
15,894,000	CSAIL Commercial Mortgage Trust, Series 2019-C16-B	3.88%		06/15/2052	15,388,970
26,346,299	CSAIL Commercial Mortgage Trust, Series 2019-C17-XA	1.36	% (b)(d)	09/15/2052	1,954,687
7,924,000	CSAIL Commercial Mortgage Trust, Series 2019-C18-B	3.59%		12/15/2052	7,714,090
248,804,801	CSAIL Commercial Mortgage Trust, Series 2019-C18-XA	1.07	% (b)(d)	12/15/2052	14,053,192
198,166,570	CSAIL Commercial Mortgage Trust, Series 2020-C19-XA	1.11	% (b)(d)	03/15/2053	13,875,167
81,465,000	CSAIL Commercial Mortgage Trust, Series 2020-C19-XB	0.08	% (b)(d)	03/15/2053	588,210
4,847,000	CSMC Mortgage-Backed Trust, Series 2017-TIME-A	3.65	% (a)	11/13/2039	4,557,617
147,561,481	CSMC Trust, Series 2014-USA-X1	0.54	% (a)(b)(d)	09/15/2037	2,302,313
3,799,000	CSMC Trust, Series 2017-CALI-E	3.78	% (a)(b)	11/10/2032	3,622,321
6,050,000	CSMC Trust, Series 2017-CALI-F	3.78	% (a)(b)	11/10/2032	5,626,444
12,164,000	CSMC Trust, Series 2017-CHOP-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.30	% (a)	07/15/2032	11,716,626
18,903,000	CSMC Trust, Series 2017-CHOP-E (1 Month LIBOR USD + 3.30%, 3.30% Floor)	3.70	% (a)	07/15/2032	18,029,952
3,818,000	CSMC Trust, Series 2017-MOON-D	3.20	% (a)(b)	07/10/2034	3,808,663
4,673,000	CSMC Trust, Series 2017-MOON-E	3.20	% (a)(b)	07/10/2034	4,649,481
34,600,000	CSMC Trust, Series 2020-LOTS-A (1 Month LIBOR USD + 3.97%, 4.73% Floor)	4.72	% (a)	07/15/2022	34,265,823
32,434,639	CSMC Trust, Series 2020-NET-A	2.26	% (a)	08/15/2037	30,878,778
12,769,000	CSMC Trust, Series 2020-NET-B	2.82	% (a)	08/15/2037	12,205,242
142,496,039	CSMC Trust, Series 2020-NET-X	1.26	% (a)(b)(d)	08/15/2037	5,282,371
5,903,500	CSMC Trust, Series 2021-B33-A1	3.05	% (a)	10/10/2043	5,639,788
23,397,500	CSMC Trust, Series 2021-B33-A2	3.17	% (a)	10/10/2043	22,274,958
4,887,333	CSMC Trust, Series 2021-B33-B	3.64	% (a)(b)	10/10/2043	4,584,806
109,000,000	CSMC Trust, Series 2021-B33-X	0.50	% (a)(b)(d)	10/10/2043	4,107,480
6,452,000	CSWF Trust, Series 2018-TOP-F (1 Month LIBOR USD + 2.75%, 2.75% Floor)	3.15	% (a)	08/15/2035	6,407,542
3,928,800	CSWF Trust, Series 2018-TOP-G (1 Month LIBOR USD + 3.25%, 3.25% Floor)	3.65	% (a)	08/15/2035	3,870,785
7,447,000	DBGS Mortgage Trust, Series 2018-5BP-D (1 Month LIBOR USD + 1.50%, 1.35% Floor)	1.90	% (a)	06/15/2033	7,309,201
5,161,000	DBJPM Mortgage Trust, Series 2016-C1-B	4.20	% (b)	05/10/2049	5,092,586
106,300,032	DBJPM Mortgage Trust, Series 2016-C1-XA	1.38	% (b)(d)	05/10/2049	4,554,478
59,860,912	DBJPM Mortgage Trust, Series 2020-C9-XA	1.71	% (b)(d)	09/15/2053	5,142,735
5,750,000	DOLP Trust, Series 2021-NYC-E	3.70	% (a)(b)	05/10/2041	4,883,662
11,475,000	DOLP Trust, Series 2021-NYC-F	3.70	% (a)(b)	05/10/2041	9,334,670
6,520,000	Fontainebleau Miami Beach Trust, Series 2019-FBLU-G	3.96	% (a)(b)	12/10/2036	5,982,925
1,479,905	FREMF Mortgage Trust, Series 2017-KF34-B (1 Month LIBOR USD + 2.70%, 2.55% Floor)	2.94	% (a)	08/25/2024	1,477,225
4,312,256	FREMF Mortgage Trust, Series 2017-KF36-B (1 Month LIBOR USD + 2.65%, 2.65% Floor)	2.89	% (a)	08/25/2024	4,304,066
2,167,836	FS Rialto, Series 2019-FL1-A (1 Month LIBOR USD + 1.20%, 1.20% Floor)	1.63	% (a)	12/16/2036	2,167,093
1,074,104	GPMT Ltd., Series 2019-FL2-A (1 Month LIBOR USD + 1.30%, 1.30% Floor)	1.75	% (a)	02/22/2036	1,077,756
68,881,000	Great Wolf Trust, Series 2019-WOLF-E (1 Month LIBOR USD + 2.73%, 2.73% Floor)	3.13	% (a)	12/15/2036	66,215,911
75,048,000	Great Wolf Trust, Series 2019-WOLF-F (1 Month LIBOR USD + 3.13%, 3.13% Floor)	3.53	% (a)	12/15/2036	71,701,302
25,725,000	Greystone Commercial Real Estate Notes, Series 2019-FL2-B (1 Month LIBOR USD + 1.60%, 1.60% Floor)	2.00	% (a)	09/15/2037	25,597,378
14,873,000	Greystone Commercial Real Estate Notes, Series 2019-FL2-C (1 Month LIBOR USD + 2.00%, 2.00% Floor)	2.40	% (a)	09/15/2037	14,825,853
6,083,000	Greystone Commercial Real Estate Notes, Series 2021-FL3-B (1 Month LIBOR USD + 1.65%, 1.65% Floor)	2.05	% (a)	07/15/2039	5,929,617
9,980,847	GS Mortgage Securities Corporation Trust, Series 2012-ALOH-A	3.55	% (a)	04/10/2034	9,976,481
15,571,000	GS Mortgage Securities Corporation Trust, Series 2018-TWR-A (1 Month LIBOR USD + 0.90%, 0.90% Floor)	1.30	% (a)	07/15/2031	15,345,415
3,897,000	GS Mortgage Securities Corporation Trust, Series 2018-TWR-D (1 Month LIBOR USD + 1.60%, 1.60% Floor)	2.00	% (a)	07/15/2031	3,707,461
11,950,000	GS Mortgage Securities Corporation Trust, Series 2018-TWR-E (1 Month LIBOR USD + 2.10%, 2.10% Floor)	2.50	% (a)	07/15/2031	11,376,044
11,242,000	GS Mortgage Securities Corporation Trust, Series 2018-TWR-F (1 Month LIBOR USD + 2.80%, 2.80% Floor)	3.20	% (a)	07/15/2031	10,693,743
4,648,000	GS Mortgage Securities Corporation Trust, Series 2018-TWR-G (1 Month LIBOR USD + 3.92%, 3.93% Floor)	4.32	% (a)	07/15/2031	4,109,254
7,968,000	GS Mortgage Securities Corporation Trust, Series 2019-BOCA-A (1 Month LIBOR USD + 1.20%, 1.20% Floor)	1.60	% (a)	06/15/2038	7,978,666
7,561,000	GS Mortgage Securities Corporation Trust, Series 2020-UPTN-D	3.25	% (a)(b)	02/10/2037	7,098,039
6,760,500	GS Mortgage Securities Corporation Trust, Series 2020-UPTN-F	3.25	% (a)(b)	02/10/2037	6,222,892
56,900,000	GS Mortgage Securities Corporation Trust, Series 2021-1HTL-A (1 Month LIBOR USD + 3.48%, 3.48% Floor)	3.79	% (a)	10/15/2023	56,627,165
3,280,000	GS Mortgage Securities Corporation Trust, Series 2021-ARDN-E (1 Month LIBOR USD + 3.35%, 3.35% Floor)	3.75	% (a)	11/15/2036	3,225,392
16,787,000	GS Mortgage Securities Corporation Trust, Series 2021-ARDN-G (1 Month LIBOR USD + 5.00%, 5.00% Floor)	5.40	% (a)	11/15/2036	16,550,522
752,444	GS Mortgage Securities Corporation, Series 2011-GC3-X	0.00	% (a)(b)(d)	03/10/2044	8
20,375,073	GS Mortgage Securities Corporation, Series 2013-GC10-XA	1.47	% (b)(d)	02/10/2046	164,205
16,399,000	GS Mortgage Securities Corporation, Series 2018-LUAU-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	1.40	% (a)	11/15/2032	16,292,964
14,645,000	GS Mortgage Securities Trust, Series 2015-GC28-C	4.32	% (b)	02/10/2048	14,322,806
205,288,423	GS Mortgage Securities Trust, Series 2015-GC28-XA	0.98	% (b)(d)	02/10/2048	4,681,007
214,731,908	GS Mortgage Securities Trust, Series 2015-GC32-XA	0.73	% (b)(d)	07/10/2048	4,340,827
155,132,599	GS Mortgage Securities Trust, Series 2015-GC34-XA	1.22	% (b)(d)	10/10/2048	5,386,126
65,487,513	GS Mortgage Securities Trust, Series 2015-GS1-XA	0.76	% (b)(d)	11/10/2048	1,581,733
40,907,082	GS Mortgage Securities Trust, Series 2016-GS2-XA	1.74	% (b)(d)	05/10/2049	2,334,387
263,455,832	GS Mortgage Securities Trust, Series 2016-GS3-XA	1.20	% (b)(d)	10/10/2049	11,267,321
49,106,264	GS Mortgage Securities Trust, Series 2016-GS4-XA	0.57	% (b)(d)	11/10/2049	1,087,552
187,507,539	GS Mortgage Securities Trust, Series 2017-GS7-XA	1.11	% (b)(d)	08/10/2050	8,038,486
98,700,000	GS Mortgage Securities Trust, Series 2017-GS7-XB	0.35	% (b)(d)	08/10/2050	1,591,301
3,443,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSA	4.58	% (a)(b)	03/10/2033	3,482,027
6,834,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSB	4.58	% (a)(b)	03/10/2033	6,825,019
9,287,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSC	4.58	% (a)(b)	03/10/2033	9,021,678
8,990,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSD	4.58	% (a)(b)	03/10/2033	8,389,921
11,236,750	GS Mortgage Securities Trust, Series 2018-GS10-WLSE	4.58	% (a)(b)	03/10/2033	10,253,536
9,368,000	GS Mortgage Securities Trust, Series 2018-GS9-C	4.36	% (b)	03/10/2051	9,323,000
202,299,840	GS Mortgage Securities Trust, Series 2018-GS9-XA	0.43	% (b)(d)	03/10/2051	4,314,388
60,612,834	GS Mortgage Securities Trust, Series 2019-GC38-XA	0.96	% (b)(d)	02/10/2052	3,214,893
17,067,655	GS Mortgage Securities Trust, Series 2019-GC39-XA	1.13	% (b)(d)	05/10/2052	974,083
20,564,000	GS Mortgage Securities Trust, Series 2019-GC40-DBD	3.55	% (a)(b)	07/10/2052	19,648,945
15,570,000	GS Mortgage Securities Trust, Series 2019-GC40-DBE	3.55	% (a)(b)	07/10/2052	14,614,566
181,727,940	GS Mortgage Securities Trust, Series 2020-GC45-XA	0.67	% (b)(d)	02/13/2053	7,411,810
56,121,455	GS Mortgage Securities Trust, Series 2020-GSA2-XA	1.73	% (a)(b)(d)	12/12/2053	6,219,952
5,692,000	Hilton USA Trust, Series 2016-SFP-A	2.83	% (a)	11/05/2035	5,634,411
32,627,289	HPLY Trust, Series 2019-HIT-F (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.55	% (a)	11/15/2036	31,236,975
6,560,215	IMT Trust, Series 2017-APTS-BFL (1 Month LIBOR USD + 0.95%, 0.95% Floor)	1.35	% (a)	06/15/2034	6,501,105
5,995,726	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2007-CB18-X	0.66	% (b)(d)	06/12/2047	60
42,944,336	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2012-C6-XA	1.43	% (b)(d)	05/15/2045	429
165,201,625	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2012-C8-XA	1.71	% (b)(d)	10/15/2045	271,327
33,192,112	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2012-CBX-XA	0.78	% (b)(d)	06/15/2045	24,383
9,535,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2014-C20-B	4.40	% (b)	07/15/2047	9,557,791
54,159,231	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2015-JP1-XA	0.89	% (b)(d)	01/15/2049	1,581,877
9,343,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2018-MINN-E (1 Month LIBOR USD + 2.75%, 3.50% Floor)	3.75	% (a)	11/15/2035	8,393,315
1,181,632	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CB20-X1	0.00	% (a)(b)(d)	02/12/2051	2
533,529	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2011-C4-C	5.40	% (a)(b)	07/15/2046	540,991
905,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-ASH8-C (1 Month LIBOR USD + 1.45%, 1.34% Floor)	1.85	% (a)	02/15/2035	894,973
11,745,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-BCON-E	3.76	% (a)(b)	01/05/2031	11,634,206
5,831,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT-EFX	5.54	% (a)(b)	07/05/2033	5,829,076
6,097,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT-FFX	5.54	% (a)(b)	07/05/2033	6,024,581
13,604,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-COR6-AS	3.41	% (b)	11/13/2052	13,363,770
7,366,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2020-ACE-C	3.69	% (a)(b)	01/10/2037	6,831,670
40,424,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2020-NNN-EFX	3.97	% (a)	01/16/2037	38,249,136
1,900,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2021-MHC-E (1 Month LIBOR USD + 2.45%, 2.45% Floor)	2.85	% (a)	04/15/2038	1,848,228
69,429,892	JPMBB Commercial Mortgage Securities Trust, Series 2014-C18-XA	0.77	% (b)(d)	02/15/2047	769,644
4,787,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C21-C	4.64	% (b)	08/15/2047	4,654,598
162,946,359	JPMBB Commercial Mortgage Securities Trust, Series 2014-C25-XA	0.82	% (b)(d)	11/15/2047	2,925,620
6,499,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C26-C	4.38	% (b)	01/15/2048	6,346,081
178,449,933	JPMBB Commercial Mortgage Securities Trust, Series 2014-C26-XA	0.96	% (b)(d)	01/15/2048	3,593,072
13,992,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C27-C	4.30	% (b)	02/15/2048	13,432,342
10,425,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C27-D	3.80	% (a)(b)	02/15/2048	8,903,868
305,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C28-B	3.99%		10/15/2048	297,811
10,663,088	JPMBB Commercial Mortgage Securities Trust, Series 2015-C28-C	4.15	% (b)	10/15/2048	10,262,838
32,484,714	JPMBB Commercial Mortgage Securities Trust, Series 2015-C28-XA	0.96	% (b)(d)	10/15/2048	681,786
32,267,802	JPMBB Commercial Mortgage Securities Trust, Series 2015-C29-XA	0.60	% (b)(d)	05/15/2048	481,549
136,874,060	JPMBB Commercial Mortgage Securities Trust, Series 2015-C30-XA	0.49	% (b)(d)	07/15/2048	1,903,590
23,865,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C32-C	4.65	% (b)	11/15/2048	19,329,268
66,123,063	JPMBB Commercial Mortgage Securities Trust, Series 2015-C32-XA	1.20	% (b)(d)	11/15/2048	1,551,022
17,630,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C33-C	4.61	% (b)	12/15/2048	17,241,823
32,345,000	JPMBB Commercial Mortgage Securities Trust, Series 2016-C1-C	4.73	% (b)	03/17/2049	32,201,805
19,795,618	JPMBB Commercial Mortgage Securities Trust, Series 2016-C1-XA	1.21	% (b)(d)	03/17/2049	672,352
118,588,982	JPMBB Commercial Mortgage Securities Trust, Series 2016-C2-XA	1.55	% (b)(d)	06/15/2049	5,120,649
142,837,792	JPMBB Commercial Mortgage Securities Trust, Series 2017-C5-XA	0.94	% (b)(d)	03/15/2050	4,869,040
1,725,000	JPMCC Commercial Mortgage Securities Trust, Series 2017-JP5-C	3.85	% (b)	03/15/2050	1,642,369
91,392,357	JPMCC Commercial Mortgage Securities Trust, Series 2019-COR5-XA	1.48	% (b)(d)	06/13/2052	7,092,449
189,835,420	JPMDB Commercial Mortgage Securities Trust, Series 2017-C7-XA	0.85	% (b)(d)	10/15/2050	6,822,970
1,844,000	JPMDB Commercial Mortgage Securities Trust, Series 2018-C8-C	4.72	% (b)	06/15/2051	1,799,343
1,435,000	JPMDB Commercial Mortgage Securities Trust, Series 2020-COR7-B	3.29	% (b)	05/13/2053	1,384,792
280,727,692	JPMDB Commercial Mortgage Securities Trust, Series 2020-COR7-XA	1.65	% (b)(d)	05/13/2053	26,647,234
7,875,000	KKR Industrial Portfolio Trust, Series 2021-KDIP-F (1 Month LIBOR USD + 2.05%, 2.05% Floor)	2.45	% (a)	12/15/2037	7,636,975
1,321,152	LB-UBS Commercial Mortgage Trust, Series 2006-C7-XCL	0.05	% (a)(b)(d)	11/15/2038	232
13,713,000	LCCM, Series 2021-FL3-A (1 Month LIBOR USD + 1.45%, 1.45% Floor)	1.85	% (a)	11/15/2038	13,632,834
23,953,000	LMREC, Inc., Series 2019-CRE3-A (1 Month LIBOR USD + 1.40%, 1.40% Floor)	1.85	% (a)	12/22/2035	23,876,015
644,089	LoanCore Issuer Ltd., Series 2018-CRE1-A (1 Month LIBOR USD + 1.13%, 1.13% Floor)	1.53	% (a)	05/15/2028	642,920
7,308,440	LoanCore Issuer Ltd., Series 2019-CRE2-A (1 Month LIBOR USD + 1.13%, 1.13% Floor)	1.53	% (a)	05/15/2036	7,318,672
45,101,000	LoanCore Issuer Ltd., Series 2019-CRE2-AS (1 Month LIBOR USD + 1.50%, 1.50% Floor)	1.90	% (a)	05/15/2036	44,336,042
12,625,000	LoanCore Issuer Ltd., Series 2019-CRE2-B (1 Month LIBOR USD + 1.70%, 1.70% Floor)	2.10	% (a)	05/15/2036	12,590,812
5,360,000	LSTAR Commercial Mortgage Trust, Series 2015-3-D	3.16	% (a)(b)	04/20/2048	5,132,923
16,576,759	LSTAR Commercial Mortgage Trust, Series 2017-5-X	0.79	% (a)(b)(d)	03/10/2050	428,246
25,000,000	M360 Ltd., Series 2021-CRE3-A (1 Month LIBOR USD + 1.50%, 1.50% Floor)	1.95	% (a)	11/22/2038	25,008,050
7,162,000	M360 Ltd., Series 2021-CRE3-B (1 Month LIBOR USD + 2.25%, 2.25% Floor)	2.70	% (a)	11/22/2038	7,146,036
5,731,000	Manhattan West Mortgage Trust, Series 2020-1MW-C	2.33	% (a)(b)	09/10/2039	5,187,183
16,733,000	Med Trust, Series 2021-MDLN-G (1 Month LIBOR USD + 5.25%, 5.25% Floor)	5.65	% (a)	11/15/2038	16,440,392
1,394,449	Merrill Lynch Mortgage Investors Trust, Series 1998-C1-IO	1.93	% (b)(d)	11/15/2026	14
2,236,285	MF1 Ltd., Series 2020-FL3-A (Secured Overnight Financing Rate 1 Month + 2.16%, 2.05% Floor)	2.47	% (a)	07/15/2035	2,240,194
8,154,554	MF1 Multifamily Housing Mortgage Loan Trust, Series 2021-FL5-A (Secured Overnight Financing Rate 1 Month + 0.96%, 0.85% Floor)	1.29	% (a)	07/15/2036	7,997,554
10,000,000	MF1 Multifamily Housing Mortgage Loan Trust, Series 2021-FL5-AS (Secured Overnight Financing Rate 1 Month + 1.31%, 1.20% Floor)	1.64	% (a)	07/15/2036	9,840,880
12,625,000	MFT Trust, Series 2020-ABC-A	3.36	% (a)	02/10/2042	11,441,865
5,326,000	MFT Trust, Series 2020-ABC-B	3.48	% (a)(b)	02/10/2042	4,764,094
4,220,000	MHC Commercial Mortgage Trust, Series 2021-MHC-A (1 Month LIBOR USD + 0.80%, 0.80% Floor)	1.20	% (a)	04/15/2038	4,156,884
1,000,000	MKT Mortgage Trust, Series 2020-525M-F	2.94	% (a)(b)	02/12/2040	757,851
11,401,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-CKSV-CK	4.16	% (a)(b)	10/15/2030	9,952,311
132,833,516	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12-XA	0.57	% (b)(d)	10/15/2046	811,174
27,236,131	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7-XA	1.27	% (b)(d)	02/15/2046	157,272
13,450,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18-C	4.49	% (b)	10/15/2047	13,115,138
37,950,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19-C	4.00%		12/15/2047	37,146,405
20,087,700	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20-B	4.16%		02/15/2048	20,015,557
5,457,500	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20-C	4.45	% (b)	02/15/2048	5,323,864
191,024,737	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20-XA	1.26	% (b)(d)	02/15/2048	4,946,719
10,616,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C23-C	4.14	% (b)	07/15/2050	10,310,572
8,460,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25-C	4.53	% (b)	10/15/2048	8,360,575
10,056,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27-B	4.50	% (b)	12/15/2047	10,116,709
14,422,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27-C	4.50	% (b)	12/15/2047	14,356,965
135,795,653	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C28-XA	1.17	% (b)(d)	01/15/2049	4,762,910
7,564,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C31-C	4.27	% (b)	11/15/2049	7,036,371
42,178,058	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C33-XA	1.26	% (b)(d)	05/15/2050	2,015,883
16,145,322	Morgan Stanley Capital Trust, Series 2006-HQ10-X1	0.04	% (a)(b)(d)	11/12/2041	51,032
7,137,000	Morgan Stanley Capital Trust, Series 2015-UBS8-B	4.32	% (b)	12/15/2048	6,920,187
25,283,142	Morgan Stanley Capital Trust, Series 2015-UBS8-XA	0.86	% (b)(d)	12/15/2048	657,389
17,935,000	Morgan Stanley Capital Trust, Series 2017-ASHF-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.55	% (a)	11/15/2034	17,248,556
9,187,000	Morgan Stanley Capital Trust, Series 2017-ASHF-F (1 Month LIBOR USD + 4.35%, 4.35% Floor)	4.75	% (a)	11/15/2034	8,353,666
145,776,707	Morgan Stanley Capital Trust, Series 2017-H1-XA	1.34	% (b)(d)	06/15/2050	6,914,422
8,000,000	Morgan Stanley Capital Trust, Series 2018-MP-E	4.28	% (a)(b)	07/11/2040	6,740,236
10,748,000	Morgan Stanley Capital Trust, Series 2018-SUN-G (1 Month LIBOR USD + 3.05%, 3.05% Floor)	3.45	% (a)	07/15/2035	10,362,393
5,305,000	Morgan Stanley Capital Trust, Series 2019-H7-AS	3.52%		07/15/2052	5,224,452
78,589,514	Morgan Stanley Capital Trust, Series 2019-L2-XA	1.02	% (b)(d)	03/15/2052	4,470,965
3,845,000	Morgan Stanley Capital Trust, Series 2019-L3-AS	3.49%		11/15/2052	3,825,946
156,930,704	Morgan Stanley Capital Trust, Series 2019-L3-XA	0.64	% (b)(d)	11/15/2052	6,340,565
3,355,000	Morgan Stanley Capital Trust, Series 2019-NUGS-D (1 Month LIBOR USD + 1.80%, 3.30% Floor)	3.30	% (a)	12/15/2036	3,317,069
1,315,000	Morgan Stanley Capital Trust, Series 2019-PLND-B (1 Month LIBOR USD + 1.30%, 1.30% Floor)	1.70	% (a)	05/15/2036	1,291,252
6,002,000	Morgan Stanley Capital Trust, Series 2019-PLND-E (1 Month LIBOR USD + 2.15%, 2.15% Floor)	2.55	% (a)	05/15/2036	5,605,094
2,200,000	Morgan Stanley Capital Trust, Series 2020-HR8-B	2.70%		07/15/2053	2,009,740
24,004,000	Morgan Stanley Capital Trust, Series 2020-L4-B	3.08%		02/15/2053	22,517,310
287,704,846	Morgan Stanley Capital Trust, Series 2020-L4-XA	1.08	% (b)(d)	02/15/2053	19,994,048
4,353,603	Morgan Stanley Capital Trust, Series 2021-ILP-A (1 Month LIBOR USD + 0.78%, 0.78% Floor)	1.17	% (a)	11/15/2023	4,289,627
17,924,725	Morgan Stanley Capital Trust, Series 2021-ILP-D (1 Month LIBOR USD + 1.58%, 1.58% Floor)	1.97	% (a)	11/15/2023	17,384,230
10,779,000	Morgan Stanley Capital Trust, Series 2021-L6-C	3.46	% (b)	06/15/2054	9,758,255
4,661,000	Morgan Stanley Capital, Series 2017-HR2-C	4.22	% (b)	12/15/2050	4,487,917
7,794,000	MRCD Mortgage Trust, Series 2019-PARK-F	2.72	% (a)	12/15/2036	7,095,810
32,926,000	MRCD Mortgage Trust, Series 2019-PARK-G	2.72	% (a)	12/15/2036	29,484,983
1,160,000	MSCG Trust, Series 2018-SELF-F (1 Month LIBOR USD + 3.05%, 3.05% Floor)	3.45	% (a)	10/15/2037	1,138,268
8,185,469	Natixis Commercial Mortgage Securities Trust, Series 2018-FL1-A (1 Month LIBOR USD + 0.95%, 0.95% Floor)	1.35	% (a)	06/15/2035	7,887,391
13,188,800	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC-D	3.75	% (a)	12/15/2038	12,609,276
30,009,000	New York Mortgage Trust, Series 2019-NYT-D (1 Month LIBOR USD + 2.00%, 2.00% Floor)	2.40	% (a)	12/15/2035	29,262,796
14,792,000	NLY Commercial Mortgage Trust, Series 2019-FL2-AS (1 Month LIBOR USD + 1.60%, 1.60% Floor)	2.00	% (a)	02/15/2036	14,774,412
3,725,000	NLY Commercial Mortgage Trust, Series 2019-FL2-B (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.30	% (a)	02/15/2036	3,702,169
4,425,000	NLY Commercial Mortgage Trust, Series 2019-FL2-C (1 Month LIBOR USD + 2.35%, 2.35% Floor)	2.75	% (a)	02/15/2036	4,419,708
10,735,000	OPG Trust, Series 2021-PORT-D (1 Month LIBOR USD + 1.13%, 1.13% Floor)	1.53	% (a)	10/15/2036	10,214,181
21,269,000	OPG Trust, Series 2021-PORT-J (1 Month LIBOR USD + 3.35%, 3.35% Floor)	3.74	% (a)	10/15/2036	20,711,329
1,782,259	PFP Ltd., Series 2021-7-A (1 Month LIBOR USD + 0.85%, 0.85% Floor)	1.25	% (a)	04/14/2038	1,757,593
37,079,000	SLG Office Trust, Series 2021-OVA-F	2.85	% (a)	07/15/2041	30,316,113
4,352,232	SMR Mortgage Trust, Series 2022-IND-G (Secured Overnight Financing Rate 1 Month + 7.50%, 7.50% Floor)	7.80	% (a)	02/15/2039	4,284,220
2,985,000	SoHo Trust, Series 2021-SOHO-B	2.70	% (a)(b)	08/10/2038	2,586,538
1,629,000	SREIT Trust, Series 2021-IND-F (1 Month LIBOR USD + 2.54%, 2.54% Floor)	2.93	% (a)	10/15/2038	1,576,918
56,592,000	SREIT Trust, Series 2021-IND-G (1 Month LIBOR USD + 3.27%, 3.27% Floor)	3.66	% (a)	10/15/2038	54,415,738
32,600,000	SREIT Trust, Series 2021-MFP2-J (1 Month LIBOR USD + 3.92%, 3.92% Floor)	4.31	% (a)	11/15/2036	32,020,832
5,300,000	SREIT Trust, Series 2021-MFP-E (1 Month LIBOR USD + 2.03%, 2.03% Floor)	2.42	% (a)	11/15/2038	5,128,610
20,000,000	Structured Adjustable Rate Mortgage Loan Trust, Series BAML-1765-DUS	2.63	% (b)	02/11/2052	19,450,000
171,527,000	Structured Adjustable Rate Mortgage Loan Trust, Series JPM-4199-DUS	2.46	% (b)	02/08/2052	165,094,738
7,562,909	Tharaldson Hotel Portfolio Trust, Series 2018-THL-E (1 Month LIBOR USD + 3.48%, 3.18% Floor)	3.77	% (a)	11/11/2034	7,280,755
12,261,000	TPG Real Estate Finance Issuer Ltd., Series 2021-FL4-A (1 Month LIBOR USD + 1.20%, 1.20% Floor)	1.64	% (a)	03/15/2038	12,168,172
2,343,664	TRTX Issuer Ltd., Series 2019-FL3-A (Secured Overnight Financing Rate 30 Day Average + 1.26%, 1.15% Floor)	1.31	% (a)	10/15/2034	2,346,481
31,066,000	TRTX Issuer Ltd., Series 2019-FL3-AS (Secured Overnight Financing Rate 30 Day Average + 1.56%, 1.45% Floor)	1.61	% (a)	10/15/2034	30,801,007
24,893,048	TTAN, Series 2021-MHC-F (1 Month LIBOR USD + 2.90%, 2.90% Floor)	3.30	% (a)	03/15/2038	23,976,279
8,000,000	UBS Commercial Mortgage Trust, Series 2017-C1-C	4.44%		06/15/2050	7,314,426
85,461,944	UBS Commercial Mortgage Trust, Series 2017-C1-XA	1.53	% (b)(d)	06/15/2050	5,332,919
1,154,000	UBS Commercial Mortgage Trust, Series 2017-C2-C	4.30	% (b)	08/15/2050	1,084,679
6,857,000	UBS Commercial Mortgage Trust, Series 2017-C3-B	4.09	% (b)	08/15/2050	6,696,631
12,244,978	UBS Commercial Mortgage Trust, Series 2017-C3-XA	1.07	% (b)(d)	08/15/2050	493,633
3,561,000	UBS Commercial Mortgage Trust, Series 2017-C4-B	4.24	% (b)	10/15/2050	3,479,471
2,886,000	UBS Commercial Mortgage Trust, Series 2017-C6-C	4.44	% (b)	12/15/2050	2,857,980
1,500,000	UBS Commercial Mortgage Trust, Series 2018-C9-C	4.88	% (b)	03/15/2051	1,499,238
43,016,857	UBS Commercial Mortgage Trust, Series 2018-C9-XA	0.87	% (b)(d)	03/15/2051	1,842,059
8,350,000	UBS Commercial Mortgage Trust, Series 2019-C17-AS	3.20%		10/15/2052	7,978,135
14,858,000	UBS Commercial Mortgage Trust, Series 2019-C18-AS	3.38	% (b)	12/15/2052	14,399,846
9,705,000	UBS Commercial Mortgage Trust, Series 2019-C18-B	3.68	% (b)	12/15/2052	9,477,770
52,350,544	UBS-Barclays Commercial Mortgage Trust, Series 2012-C3-XA	1.81	% (a)(b)(d)	08/10/2049	150,047
4,346,710	Wells Fargo Commercial Mortgage Trust, Series 2014-LC18-B	3.96%		12/15/2047	4,297,481
11,460,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C26-C	4.07	% (b)	02/15/2048	10,994,374
359,056,719	Wells Fargo Commercial Mortgage Trust, Series 2015-C26-XA	1.20	% (b)(d)	02/15/2048	10,182,274
3,187,500	Wells Fargo Commercial Mortgage Trust, Series 2015-C27-C	3.89%		02/15/2048	2,939,159
195,516,267	Wells Fargo Commercial Mortgage Trust, Series 2015-C27-XA	0.86	% (b)(d)	02/15/2048	3,986,831
9,701,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C31-C	4.60	% (b)	11/15/2048	9,385,580
124,134,059	Wells Fargo Commercial Mortgage Trust, Series 2015-C31-XA	0.97	% (b)(d)	11/15/2048	3,513,801
230,536,614	Wells Fargo Commercial Mortgage Trust, Series 2015-LC20-XA	1.29	% (b)(d)	04/15/2050	6,489,283
12,000,000	Wells Fargo Commercial Mortgage Trust, Series 2015-LC22-C	4.56	% (b)	09/15/2058	11,667,731
8,438,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2-C	4.29	% (b)	07/15/2058	8,294,610
1,794,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS4-C	4.18	% (b)	12/15/2048	1,791,808
92,064,815	Wells Fargo Commercial Mortgage Trust, Series 2015-P2-XA	0.96	% (b)(d)	12/15/2048	2,787,851
14,269,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C32-C	4.72	% (b)	01/15/2059	13,902,257
4,250,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C34-B	4.09%		06/15/2049	4,013,015
5,888,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C34-C	5.05	% (b)	06/15/2049	5,267,019
2,390,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C35-B	3.44%		07/15/2048	2,293,362
10,988,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C37-C	4.49	% (b)	12/15/2049	10,615,016
5,890,000	Wells Fargo Commercial Mortgage Trust, Series 2016-LC24-C	4.43	% (b)	10/15/2049	5,751,650
2,155,000	Wells Fargo Commercial Mortgage Trust, Series 2016-NXS6-C	4.39	% (b)	11/15/2049	2,111,633
109,776,606	Wells Fargo Commercial Mortgage Trust, Series 2016-NXS6-XA	1.62	% (b)(d)	11/15/2049	5,583,721
204,627,320	Wells Fargo Commercial Mortgage Trust, Series 2017-C39-XA	1.09	% (b)(d)	09/15/2050	8,665,537
8,014,000	Wells Fargo Commercial Mortgage Trust, Series 2017-C41-C	4.51	% (b)	11/15/2050	7,377,305
1,904,000	Wells Fargo Commercial Mortgage Trust, Series 2017-C42-C	4.30	% (b)	12/15/2050	1,853,490
49,828,305	Wells Fargo Commercial Mortgage Trust, Series 2017-C42-XA	0.87	% (b)(d)	12/15/2050	2,079,968
1,758,000	Wells Fargo Commercial Mortgage Trust, Series 2017-RC1-C	4.59%		01/15/2060	1,740,226
160,867,812	Wells Fargo Commercial Mortgage Trust, Series 2018-C43-XA	0.66	% (b)(d)	03/15/2051	5,176,807
129,125,111	Wells Fargo Commercial Mortgage Trust, Series 2019-C50-XA	1.41	% (b)(d)	05/15/2052	9,676,184
3,193,000	Wells Fargo Commercial Mortgage Trust, Series 2019-C51-B	3.84	% (b)	06/15/2052	3,128,750
48,654,113	Wells Fargo Commercial Mortgage Trust, Series 2019-C51-XA	1.33	% (b)(d)	06/15/2052	3,442,429
24,972,000	Wells Fargo Commercial Mortgage Trust, Series 2019-C52-AS	3.14%		08/15/2052	24,195,378
77,966,922	Wells Fargo Commercial Mortgage Trust, Series 2019-C52-XA	1.59	% (b)(d)	08/15/2052	6,653,370
5,000,000	Wells Fargo Commercial Mortgage Trust, Series 2019-C53-C	3.58	% (b)	10/15/2052	4,664,639
142,759,907	Wells Fargo Commercial Mortgage Trust, Series 2019-C54-XA	0.83	% (b)(d)	12/15/2052	7,396,519
28,088,000	Wells Fargo Commercial Mortgage Trust, Series 2020-C55-AS	2.94%		02/15/2053	26,527,934
52,886,315	Wells Fargo Commercial Mortgage Trust, Series 2020-C55-XB	0.82	% (b)(d)	02/15/2053	2,944,959
162,961,315	Wells Fargo Commercial Mortgage Trust, Series 2020-C56-XA	1.42	% (b)(d)	06/15/2053	13,655,865
96,958,176	Wells Fargo Commercial Mortgage Trust, Series 2020-C58-XA	1.88	% (b)(d)	07/15/2053	11,545,731
175,150,090	Wells Fargo Commercial Mortgage Trust, Series 2021-C61-XA	1.38	% (b)(d)	11/15/2054	15,847,773
2,022,574	Wells Fargo Commercial Mortgage Trust, Series 2021-SAVE-C (1 Month LIBOR USD + 1.80%, 1.80% Floor)	2.20	% (a)	02/15/2040	1,983,050
659,041	Wells Fargo Commercial Mortgage Trust, Series 2021-SAVE-D (1 Month LIBOR USD + 2.50%, 2.50% Floor)	2.90	% (a)	02/15/2040	648,279
1,658,965	Wells Fargo Commercial Mortgage Trust, Series 2021-SAVE-E (1 Month LIBOR USD + 3.65%, 3.65% Floor)	4.05	% (a)	02/15/2040	1,635,841
50,755,003	WF-RBS Commercial Mortgage Trust, Series 2012-C8-XA	1.69	% (a)(b)(d)	08/15/2045	508
30,381,103	WF-RBS Commercial Mortgage Trust, Series 2012-C9-XA	1.85	% (a)(b)(d)	11/15/2045	93,413
93,545,139	WF-RBS Commercial Mortgage Trust, Series 2013-C18-XA	0.78	% (b)(d)	12/15/2046	1,030,007
142,193,639	WF-RBS Commercial Mortgage Trust, Series 2014-C19-XA	1.00	% (b)(d)	03/15/2047	1,897,432
10,000,000	WF-RBS Commercial Mortgage Trust, Series 2014-C21-B	4.21	% (b)	08/15/2047	9,869,800
3,147,000	WF-RBS Commercial Mortgage Trust, Series 2014-C21-C	4.23	% (b)	08/15/2047	3,041,430
8,000,000	WF-RBS Commercial Mortgage Trust, Series 2014-C25-C	4.31	% (b)	11/15/2047	7,712,526
164,056,921	WF-RBS Commercial Mortgage Trust, Series 2014-C25-XA	0.80	% (b)(d)	11/15/2047	2,940,343

Total Non-Agency Commercial Mortgage Backed Obligations (Cost $4,880,525,361)					4,257,013,565

Non-Agency Residential Collateralized Mortgage Obligations - 26.0%
97,104,207	ABFC Trust, Series 2007-WMC1-A1A (1 Month LIBOR USD + 1.25%, 1.25% Floor)	1.71%		06/25/2037	77,682,860
12,875,000	Accredited Mortgage Loan Trust, Series 2006-1-M2 (1 Month LIBOR USD + 0.34%, 0.34% Floor)	0.53%		04/25/2036	10,255,237
13,085,000	Accredited Mortgage Loan Trust, Series 2006-2-M2 (1 Month LIBOR USD + 0.29%, 0.29% Floor)	0.75%		09/25/2036	11,071,101
1,642,589	ACE Securities Corporation Home Equity Loan Trust, Series 2007-ASP1-A2C (1 Month LIBOR USD + 0.26%, 0.26% Floor)	0.72%		03/25/2037	944,306
11,923,798	ACE Securities Corporation Home Equity Loan Trust, Series 2007-HE1-A2B (1 Month LIBOR USD + 0.24%, 0.24% Floor)	0.70%		01/25/2037	8,501,641
2,778,526	ACE Securities Corporation Home Equity Loan Trust, Series 2007-HE1-A2C (1 Month LIBOR USD + 0.34%, 0.34% Floor)	0.80%		01/25/2037	1,989,292
2,604,868	ACE Securities Corporation Home Equity Loan Trust, Series 2007-HE1-A2D (1 Month LIBOR USD + 0.50%, 0.50% Floor)	0.96%		01/25/2037	1,875,646
75,268,558	ACE Securities Corporation Home Equity Loan Trust, Series 2007-WM1-A1A (1 Month LIBOR USD + 0.14%, 0.14% Floor)	0.60%		11/25/2036	29,924,558
4,187,062	ACE Securities Corporation Home Equity Loan Trust, Series 2007-WM1-A2A (1 Month LIBOR USD + 0.07%, 0.07% Floor)	0.53%		11/25/2036	2,134,557
4,526,539	ACE Securities Corporation Home Equity Loan Trust, Series 2007-WM1-A2D (1 Month LIBOR USD + 0.22%, 0.22% Floor)	0.68%		11/25/2036	2,359,319
3,028,084	ACE Securities Corporation Home Equity Loan Trust, Series 2007-WM2-A2C (1 Month LIBOR USD + 0.28%, 0.28% Floor)	0.74%		02/25/2037	1,618,727
2,654,602	ACE Securities Corporation Home Equity Loan Trust, Series 2007-WM2-A2D (1 Month LIBOR USD + 0.37%, 0.37% Floor)	0.83%		02/25/2037	1,424,526
3,068,887	Adjustable Rate Mortgage Trust, Series 2004-4-CB1 (1 Month LIBOR USD + 1.15%, 1.15% Floor, 10.00% Cap)	1.61%		03/25/2035	2,745,676
1,285,113	Adjustable Rate Mortgage Trust, Series 2005-10-3A31	2.60	% (b)	01/25/2036	1,220,606
21,073,427	Adjustable Rate Mortgage Trust, Series 2005-11-4A1	2.71	% (b)	02/25/2036	14,772,595
2,006,363	Adjustable Rate Mortgage Trust, Series 2005-4-2A1	2.81	% (b)	08/25/2035	1,940,160
198,198	Adjustable Rate Mortgage Trust, Series 2005-7-3A1	3.25	% (b)	10/25/2035	191,704
4,889,734	Adjustable Rate Mortgage Trust, Series 2005-8-3A21	2.67	% (b)	11/25/2035	4,206,586
12,181,046	Adjustable Rate Mortgage Trust, Series 2006-1-2A1	3.48	% (b)	03/25/2036	8,245,512
7,811,185	Adjustable Rate Mortgage Trust, Series 2006-2-3A1	3.15	% (b)	05/25/2036	7,631,499
10,574,851	Adjustable Rate Mortgage Trust, Series 2006-2-5A1	3.60	% (b)	05/25/2036	3,439,536
5,933,173	Adjustable Rate Mortgage Trust, Series 2007-1-3A1	3.29	% (b)	03/25/2037	5,676,911
909,507	Adjustable Rate Mortgage Trust, Series 2007-3-1A1	3.61	% (a)(b)	11/25/2037	981,207
324,181	Aegis Asset Backed Securities Trust, Series 2003-2-M2 (1 Month LIBOR USD + 2.55%, 2.55% Floor)	3.01%		11/25/2033	316,411
872,376	Aegis Asset Backed Securities Trust, Series 2004-1-M2 (1 Month LIBOR USD + 2.03%, 2.03% Floor)	2.49%		04/25/2034	837,405
617,792	Aegis Asset Backed Securities Trust, Series 2004-2-M2 (1 Month LIBOR USD + 1.95%, 1.95% Floor)	2.41%		06/25/2034	628,514
6,510,838	Aegis Asset Backed Securities Trust, Series 2004-6-M2 (1 Month LIBOR USD + 1.00%, 1.00% Floor, 15.00% Cap)	1.46%		03/25/2035	6,370,368
11,064,702	Aegis Asset Backed Securities Trust, Series 2006-1-A2 (1 Month LIBOR USD + 0.17%, 0.17% Floor, 12.00% Cap)	0.63%		01/25/2037	9,605,873
39,623,990	Ajax Master Trust, Series 2016-1-PC	1.07	% (a)(b)	01/01/2057	33,509,901
44,738,027	Ajax Master Trust, Series 2016-2-PC	3.07	% (a)(b)	10/25/2056	39,908,217
51,309,984	Ajax Master Trust, Series 2017-1-PC	3.14	% (a)(b)	06/25/2057	46,985,820
23,027,738	Ajax Mortgage Loan Trust, Series 2020-D-A	2.25	% (a)(l)	06/25/2060	22,329,770
20,000,000	AlphaFlow Transitional Mortgage Trust, Series 2021-WL1-A1	3.28	% (a)(l)	01/25/2026	19,674,228
3,622,367	American Home Assets, Series 2006-2-2A1 (1 Month LIBOR USD + 0.38%, 0.38% Floor)	0.84%		09/25/2046	3,457,740
3,459,521	American Home Mortgage Investment Trust, Series 2005-4-3A1 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 11.00% Cap)	1.06%		11/25/2045	2,753,438
14,615,926	American Home Mortgage Investment Trust, Series 2005-4-5A (6 Month LIBOR USD + 1.75%, 1.75% Floor, 11.00% Cap)	2.58%		11/25/2045	8,302,879
2,148,882	American Home Mortgage Investment Trust, Series 2006-2-3A4	7.10%		06/25/2036	464,609
7,248,123	American Home Mortgage Investment Trust, Series 2007-A-13A1	6.60	% (a)	01/25/2037	1,842,721
6,862,903	Ameriquest Mortgage Securities, Inc., Series 2004-FR1-M1	4.00	% (k)	05/25/2034	6,620,454
116,694,942	Ameriquest Mortgage Securities, Inc., Series 2006-M3-A1 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	0.63%		10/25/2036	74,385,697
5,722,788	Amortizing Residential Collateral Trust, Series 2002-BC7-M1 (1 Month LIBOR USD + 1.20%, 1.20% Floor)	1.66%		10/25/2032	4,888,601
41,588,000	AMSR Trust, Series 2019-SFR1-E	3.47	% (a)	01/19/2039	38,588,773
30,156,000	AMSR Trust, Series 2020-SFR4-G1	4.00	% (a)	11/17/2037	28,303,227
10,000,000	AMSR Trust, Series 2020-SFR5-F	2.69	% (a)	11/17/2037	9,161,549
6,500,000	AMSR Trust, Series 2021-SFR3-E1	2.33	% (a)	10/17/2038	5,913,437
11,000,000	AMSR Trust, Series 2021-SFR3-E2	2.43	% (a)	10/17/2038	10,002,590
18,500,000	AMSR Trust, Series 2021-SFR3-F	3.23	% (a)	10/17/2038	16,712,917
6,500,000	AMSR Trust, Series 2021-SFR4-D	2.77	% (a)	12/17/2038	6,029,867
10,500,000	AMSR Trust, Series 2021-SFR4-E1	2.97	% (a)	12/17/2038	9,705,752
10,500,000	Angel Oak Mortgage Trust LLC, Series 2019-2-M1	4.07	% (a)(b)	03/25/2049	10,368,847
9,121,000	Angel Oak Mortgage Trust LLC, Series 2021-7-M1	3.26	% (a)(b)	10/25/2066	8,482,238
9,652,851	Argent Securities Trust, Series 2004-W11-M6 (1 Month LIBOR USD + 1.88%, 1.88% Floor)	2.33%		11/25/2034	9,669,157
13,577,073	Argent Securities Trust, Series 2006-W5-A1A (1 Month LIBOR USD + 0.30%, 0.30% Floor)	0.76%		06/25/2036	9,987,781
1,778,980	Asset Backed Securities Corporation Home Equity Loan Trust, Series 2004-HE3-M2 (1 Month LIBOR USD + 1.68%, 1.68% Floor)	2.14%		06/25/2034	1,756,014
22,626,130	Asset Backed Securities Corporation Home Equity Loan Trust, Series 2006-HE7-A1 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	0.59%		11/25/2036	20,975,409
501,863	Banc of America Alternative Loan Trust, Series 2005-10-4A1	5.75%		11/25/2035	470,394
2,667,103	Banc of America Alternative Loan Trust, Series 2005-11-2CB1	6.00%		12/25/2035	2,564,028
2,016,037	Banc of America Alternative Loan Trust, Series 2006-2-1CB1	6.00%		03/25/2036	1,963,721
2,458,138	Banc of America Alternative Loan Trust, Series 2006-2-3CB1	6.50%		03/25/2036	2,384,100
593,972	Banc of America Alternative Loan Trust, Series 2006-5-CB14 (1 Month LIBOR USD + 1.10%, 6.00% Floor, 6.00% Cap)	6.00%		06/25/2046	571,374
1,378,712	Banc of America Alternative Loan Trust, Series 2006-6-CB3	6.00%		07/25/2046	1,285,062
8,647,013	Banc of America Alternative Loan Trust, Series 2006-7-A4	6.50%		10/25/2036	3,256,091
1,841,819	Banc of America Alternative Loan Trust, Series 2006-8-1A1 (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	6.04	% (d)(e)	11/25/2036	250,057
656,414	Banc of America Alternative Loan Trust, Series 2006-8-1A2 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	0.91%		11/25/2036	569,872
3,159,561	Banc of America Alternative Loan Trust, Series 2006-9-1CB1	6.00%		01/25/2037	3,005,544
521,961	Banc of America Alternative Loan Trust, Series 2007-2-2A1	6.00%		06/25/2037	494,922
2,798,840	Banc of America Funding Corporation, Series 2006-2-3A1	6.00%		03/25/2036	2,735,471
78,183	Banc of America Funding Corporation, Series 2006-2-4A1 (-3 x 1 Month LIBOR USD + 22.80%, 22.80% Cap)	21.43	% (e)	03/25/2036	89,229
188,639	Banc of America Funding Corporation, Series 2006-2-6A2	5.50%		03/25/2036	187,049
307,713	Banc of America Funding Corporation, Series 2006-3-1A1	6.00%		03/25/2036	295,975
248,772	Banc of America Funding Corporation, Series 2006-3-6A1	6.38	% (b)	03/25/2036	251,137
1,452,572	Banc of America Funding Corporation, Series 2006-6-1A7	6.25%		08/25/2036	1,404,607
593,646	Banc of America Funding Corporation, Series 2006-7-T2A5	6.54%		10/25/2036	556,334
2,798,037	Banc of America Funding Corporation, Series 2006-7-T2A8	6.41%		10/25/2036	2,630,191
775,430	Banc of America Funding Corporation, Series 2006-8T2-A8	6.10%		10/25/2036	735,968
310,537	Banc of America Funding Corporation, Series 2006-B-7A1	2.64	% (b)	03/20/2036	282,028
4,906,177	Banc of America Funding Corporation, Series 2006-D-6A1	2.78	% (b)	05/20/2036	4,845,017
135,493	Banc of America Funding Corporation, Series 2006-H-3A1	2.92	% (b)	09/20/2046	125,200
48,169,530	Banc of America Funding Corporation, Series 2006-H-5A1 (1 Month LIBOR USD + 0.36%, 0.36% Floor, 10.50% Cap)	0.81%		10/20/2036	21,658,215
573,470	Banc of America Funding Corporation, Series 2007-1-TA10	6.34%		01/25/2037	548,804
778,694	Banc of America Funding Corporation, Series 2007-3-TA1B	5.83	% (b)	04/25/2037	763,450
1,311,821	Banc of America Funding Corporation, Series 2007-5-1A1	5.50%		07/25/2037	1,273,809
953,107	Banc of America Funding Corporation, Series 2009-R14A-3A (-2 x 1 Month LIBOR USD + 16.57%, 5.50% Floor, 16.57% Cap)	15.67	% (a)(e)	06/26/2035	1,089,747
1,236,861	Banc of America Funding Corporation, Series 2009-R15A-4A2	5.75	% (a)(b)	12/26/2036	1,111,884
747,650	Banc of America Funding Corporation, Series 2010-R1-3A (-2 x 1 Month LIBOR USD + 14.28%, 6.00% Floor, 14.28% Cap)	13.99	% (a)(e)	07/26/2036	843,491
5,179,708	Banc of America Funding Corporation, Series 2014-R6-3A2	0.46	% (a)(f)	10/26/2036	4,523,004
14,206,363	Banc of America Funding Corporation, Series 2014-R8-A2 (1 Month LIBOR USD + 0.24%, 0.24% Floor)	0.70	% (a)	06/26/2036	13,258,375
22,585,975	Banc of America Funding Corporation, Series 2015-R2-4A2 (1 Month LIBOR USD + 0.17%, 0.17% Floor)	0.42	% (a)	09/29/2036	22,150,027
1,351,519	Banc of America Mortgage Securities Trust, Series 2006-1-A9	6.00%		05/25/2036	1,268,698
172,687	Banc of America Mortgage Securities Trust, Series 2007-1-2A5	5.75%		01/25/2037	165,752
3,969,746	Banc of America Mortgage Trust, Series 2007-3-2A8	7.00%		09/25/2037	3,605,498
6,962,388	BankUnited Trust, Series 2005-1-2A1	3.05	% (b)	09/25/2045	6,801,235
975,355	Bayview Commercial Asset Trust, Series 2007-3-A2 (1 Month LIBOR USD + 0.29%)	0.75	% (a)	07/25/2037	913,150
3,179,399	Bayview Financial Mortgage Pass-Through Trust, Series 2006-C-2A4 (1 Month LIBOR USD + 0.42%)	0.87%		11/28/2036	2,992,600
5,610,139	Bayview Opportunity Master Fund Trust, Series 2019-SBR1-A1	3.47	% (a)(l)	06/28/2034	5,627,063
32,713,763	BCAP LLC Trust, Series 2007-AA2-11A (1 Month LIBOR USD + 0.38%, 0.38% Floor)	0.84	% (a)	05/25/2047	34,514,341
2,115,853	BCAP LLC Trust, Series 2007-AA2-2A7	6.00%		04/25/2037	1,355,870
2,290,665	BCAP LLC Trust, Series 2007-AA2-2A8	5.75%		04/25/2037	1,428,885
10,357,957	BCAP LLC Trust, Series 2008-RR3-A1B	6.67	% (a)(b)	10/25/2036	4,580,125
1,621,521	BCAP LLC Trust, Series 2009-RR13-18A2	6.47	% (a)(b)	07/26/2037	1,046,536
2,802,112	BCAP LLC Trust, Series 2009-RR4-4A2	5.75	% (a)	02/26/2036	1,690,499
6,826,683	BCAP LLC Trust, Series 2010-RR6-7A10	5.13	% (a)(b)	02/26/2037	3,883,676
1,240,130	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-12-13A1	3.36	% (b)	02/25/2036	1,157,594
2,988,251	Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-4-4A1	3.05	% (b)	10/25/2046	2,750,828
3,276,915	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-1-2A1	2.72	% (b)	02/25/2047	3,202,191
1,103,415	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-1-3A1	3.12	% (b)	02/25/2047	1,086,819
13,220,708	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-2-2A1 (12 Month LIBOR USD + 1.88%, 1.88% Floor, 11.15% Cap)	2.12%		12/25/2046	11,726,464
408,144	Bear Stearns Alt-A Trust, Series 2004-11-2A3	2.63	% (b)	11/25/2034	412,090
5,701,527	Bear Stearns Alt-A Trust, Series 2006-1-11A1 (1 Month LIBOR USD + 0.48%, 0.48% Floor, 11.50% Cap)	0.94%		02/25/2036	5,743,817
15,108,127	Bear Stearns Alt-A Trust, Series 2006-3-21A1	2.74	% (b)	05/25/2036	12,577,998
4,652,122	Bear Stearns Alt-A Trust, Series 2006-5-1A1 (1 Month LIBOR USD + 0.34%, 0.34% Floor, 11.50% Cap)	0.80%		08/25/2036	4,286,951
6,916,857	Bear Stearns Alt-A Trust, Series 2006-6-2A1	3.22	% (b)	11/25/2036	4,410,150
3,486,976	Bear Stearns Alt-A Trust, Series 2006-8-2A1	2.87	% (b)	08/25/2046	2,706,975
6,194,884	Bear Stearns Alt-A Trust, Series 2007-1-1A1 (1 Month LIBOR USD + 0.32%, 0.32% Floor, 11.50% Cap)	0.78%		01/25/2047	5,829,384
3,233,609	Bear Stearns Asset Backed Securities Trust, Series 2004-AC4-A2	5.50%		08/25/2034	3,252,998
6,965,138	Bear Stearns Asset Backed Securities Trust, Series 2005-AC2-1A	5.75	% (k)	04/25/2035	6,560,751
2,213,215	Bear Stearns Asset Backed Securities Trust, Series 2005-AC2-2A1	5.75%		04/25/2035	2,176,305
32,966,532	Bear Stearns Asset Backed Securities Trust, Series 2005-AC6-22A	5.22	% (b)	09/25/2035	30,011,175
5,032,307	Bear Stearns Asset Backed Securities Trust, Series 2005-AC7-A4	6.00%		10/25/2035	3,955,772
8,857,571	Bear Stearns Asset Backed Securities Trust, Series 2006-AC1-1A1	6.25	% (k)	02/25/2036	5,710,170
2,176,700	Bear Stearns Asset Backed Securities Trust, Series 2006-AC5-A1	6.75%		12/25/2036	2,157,366
5,045,297	Bear Stearns Asset Backed Securities Trust, Series 2007-HE2-2A3 (1 Month LIBOR USD + 0.16%, 0.16% Floor)	0.62%		02/25/2037	4,999,642
27,503,758	Bear Stearns Asset Backed Securities Trust, Series 2007-HE4-2A (1 Month LIBOR USD + 0.22%, 0.22% Floor)	0.68%		05/25/2037	26,198,408
13,925,291	Bear Stearns Asset Backed Securities Trust, Series 2007-HE6-2A (1 Month LIBOR USD + 1.05%, 1.05% Floor)	1.51%		08/25/2037	13,305,538
1,154,893	Bear Stearns Asset Backed Securities Trust, Series 2007-SD1-1A2A	6.00%		10/25/2036	717,436
1,305,733	Bear Stearns Asset Backed Securities Trust, Series 2007-SD1-1A3A	6.50%		10/25/2036	802,293
1,647,985	Bear Stearns Asset Backed Securities Trust, Series 2007-SD1-23A1	2.93	% (b)	10/25/2036	1,245,416
7,783,222	Bear Stearns Mortgage Funding Trust, Series 2006-AR3-2A1 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 10.50% Cap)	0.86%		11/25/2036	7,357,607
3,312,356	Bear Stearns Mortgage Funding Trust, Series 2006-AR4-A2 (1 Month LIBOR USD + 0.18%, 0.18% Floor, 10.50% Cap)	0.64%		12/25/2037	3,148,820
8,071,573	Bear Stearns Mortgage Funding Trust, Series 2007-AR3-22A1 (1 Month LIBOR USD + 0.16%, 0.16% Floor, 10.50% Cap)	0.62%		04/25/2037	9,231,300
10,556,954	BNC Mortgage Loan Trust, Series 2006-2-A4 (1 Month LIBOR USD + 0.32%, 0.32% Floor)	0.78%		11/25/2036	10,361,512
7,602,571	BNC Mortgage Loan Trust, Series 2007-1-A4 (1 Month LIBOR USD + 0.16%, 0.16% Floor)	0.62%		03/25/2037	7,353,516
6,311,441	BNC Mortgage Loan Trust, Series 2007-4-A4 (1 Month LIBOR USD + 1.50%, 1.50% Floor)	1.96%		11/25/2037	5,497,234
26,108,754	BNPP Mortgage Securities LLC Trust, Series 2009-1-B1	6.00	% (a)	08/27/2037	16,351,808
100,200,000	CAFL Issuer LLC, Series 2021-RTL1-A1	2.24	% (a)(l)	03/28/2029	95,231,423
12,750,000	CAFL Issuer LLC, Series 2021-RTL1-A2	3.10	% (a)(l)	03/28/2029	12,016,818
4,717,563	Carrington Mortgage Loan Trust, Series 2006-FRE2-A2 (1 Month LIBOR USD + 0.12%, 0.12% Floor, 12.50% Cap)	0.58%		10/25/2036	4,389,771
22,747,503	Carrington Mortgage Loan Trust, Series 2006-FRE2-A3 (1 Month LIBOR USD + 0.16%, 0.16% Floor, 12.50% Cap)	0.62%		10/25/2036	21,246,441
7,001,509	Carrington Mortgage Loan Trust, Series 2006-FRE2-A4 (1 Month LIBOR USD + 0.25%, 0.25% Floor, 12.50% Cap)	0.71%		10/25/2036	6,593,011
5,677,168	Carrington Mortgage Loan Trust, Series 2006-NC3-A3 (1 Month LIBOR USD + 0.15%, 0.15% Floor, 12.50% Cap)	0.61%		08/25/2036	5,572,121
55,283,135	Carrington Mortgage Loan Trust, Series 2006-NC4-A3 (1 Month LIBOR USD + 0.16%, 0.16% Floor, 12.50% Cap)	0.62%		10/25/2036	54,075,563
28,838,831	Carrington Mortgage Loan Trust, Series 2006-NC5-A3 (1 Month LIBOR USD + 0.15%, 0.15% Floor, 14.50% Cap)	0.61%		01/25/2037	27,221,226
17,819,130	Carrington Mortgage Loan Trust, Series 2007-RFC1-A3 (1 Month LIBOR USD + 0.14%, 0.14% Floor, 14.50% Cap)	0.60%		12/25/2036	16,945,265
20,117,026	Cascade MH Asset Trust, Series 2019-MH1-A	4.00	% (a)(b)	11/25/2044	20,145,961
2,750,000	Centex Home Equity, Series 2004-A-AF5	5.43%		01/25/2034	2,654,857
185,508	Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-4-2M1 (1 Month LIBOR USD + 0.90%, 0.90% Floor)	1.36%		03/25/2033	182,774
3,213,036	Chase Mortgage Finance Trust, Series 2005-A1-2A4	2.95	% (b)	12/25/2035	3,178,944
7,333,203	Chase Mortgage Finance Trust, Series 2006-S1-A5	6.50%		05/25/2036	4,628,239
7,185,471	Chase Mortgage Finance Trust, Series 2006-S2-1A9	6.25%		10/25/2036	4,323,596
4,865,219	Chase Mortgage Finance Trust, Series 2006-S3-1A2	6.00%		11/25/2036	2,907,954
13,480,459	Chase Mortgage Finance Trust, Series 2006-S4-A8	6.00%		12/25/2036	8,156,035
3,211,353	Chase Mortgage Finance Trust, Series 2007-A2-6A4	2.76	% (b)	07/25/2037	3,013,611
3,994,902	Chase Mortgage Finance Trust, Series 2007-S1-A7	6.00%		02/25/2037	2,144,693
2,388,649	Chase Mortgage Finance Trust, Series 2007-S3-1A5	6.00%		05/25/2037	1,458,943
1,109,516	Chase Mortgage Finance Trust, Series 2007-S3-2A1	5.50%		05/25/2037	286,358
2,270,999	Chase Mortgage Finance Trust, Series 2007-S5-1A18	6.00%		07/25/2037	1,372,139
1,982,450	ChaseFlex Trust, Series 2005-1-3A1	6.00%		02/25/2035	1,790,157
166,226	ChaseFlex Trust, Series 2006-1-A5	6.16	% (b)	06/25/2036	159,828
2,804,008	ChaseFlex Trust, Series 2006-2-A2B (1 Month LIBOR USD + 0.20%, 0.20% Floor, 11.50% Cap)	0.66%		09/25/2036	2,443,574
3,270,617	ChaseFlex Trust, Series 2007-1-1A1	6.50%		02/25/2037	1,565,233
5,768,739	ChaseFlex Trust, Series 2007-M1-2F4	4.16	% (k)	08/25/2037	5,404,362
6,000,002	ChaseFlex Trust, Series 2007-M1-2F5	4.16	% (k)	08/25/2037	5,620,518
500,000	CHL GMSR Issuer Trust, Series 2018-GT1-B (1 Month LIBOR USD + 3.50%)	3.96	% (a)	05/25/2023	494,206
521,770	CHL Mortgage Pass-Through Trust, Series 2003-60-4A1	2.21	% (b)	02/25/2034	541,202
1,118,704	CHL Mortgage Pass-Through Trust, Series 2004-R2-1AF1 (1 Month LIBOR USD + 0.42%, 0.42% Floor, 9.50% Cap)	0.65	% (a)	11/25/2034	1,054,038
1,088,496	CHL Mortgage Pass-Through Trust, Series 2004-R2-1AS	5.98	% (a)(b)(d)	11/25/2034	54,431
14,188,592	CHL Mortgage Pass-Through Trust, Series 2005-17-2A1	5.50%		09/25/2035	9,343,225
2,727,735	CHL Mortgage Pass-Through Trust, Series 2005-18-A1	5.50%		10/25/2035	1,982,263
2,474,089	CHL Mortgage Pass-Through Trust, Series 2005-20-A5	5.50%		10/25/2035	1,959,221
1,829,985	CHL Mortgage Pass-Through Trust, Series 2005-20-A8	5.25%		10/25/2035	1,452,470
7,110,857	CHL Mortgage Pass-Through Trust, Series 2005-23-A1	5.50%		11/25/2035	5,042,544
1,498,107	CHL Mortgage Pass-Through Trust, Series 2005-24-A8	5.50%		11/25/2035	1,051,475
2,547,525	CHL Mortgage Pass-Through Trust, Series 2005-26-1A12	5.50%		11/25/2035	1,968,794
475,588	CHL Mortgage Pass-Through Trust, Series 2005-27-2A1	5.50%		12/25/2035	276,521
941,450	CHL Mortgage Pass-Through Trust, Series 2005-28-A7	5.25%		04/25/2022	665,575
9,536,633	CHL Mortgage Pass-Through Trust, Series 2005-HYB1-4A1	2.54	% (b)	03/25/2035	9,548,056
652,215	CHL Mortgage Pass-Through Trust, Series 2005-HYB8-1A1	2.84	% (b)	12/20/2035	625,533
8,572,329	CHL Mortgage Pass-Through Trust, Series 2005-HYB8-4A1	3.08	% (b)	12/20/2035	8,645,151
975,056	CHL Mortgage Pass-Through Trust, Series 2005-J3-2A4	4.50%		09/25/2035	924,630
834,988	CHL Mortgage Pass-Through Trust, Series 2005-J4-A5	5.50%		11/25/2035	777,610
345,892	CHL Mortgage Pass-Through Trust, Series 2005-R1-1AF1 (1 Month LIBOR USD + 0.36%, 0.36% Floor, 9.50% Cap)	0.82	% (a)	03/25/2035	333,988
343,415	CHL Mortgage Pass-Through Trust, Series 2005-R1-1AS	5.96	% (a)(b)(d)	03/25/2035	32,761
5,139,354	CHL Mortgage Pass-Through Trust, Series 2006-14-A5	6.25%		09/25/2036	3,239,781
3,522,001	CHL Mortgage Pass-Through Trust, Series 2006-16-2A1	6.50%		11/25/2036	1,862,997
6,665,951	CHL Mortgage Pass-Through Trust, Series 2006-1-A2	6.00%		03/25/2036	4,510,784
1,430,753	CHL Mortgage Pass-Through Trust, Series 2006-20-1A21	6.00%		02/25/2037	954,564
18,068,528	CHL Mortgage Pass-Through Trust, Series 2006-8-1A3	6.00%		05/25/2036	13,957,837
337,361	CHL Mortgage Pass-Through Trust, Series 2006-J3-A4	5.50%		05/25/2036	334,874
4,227,431	CHL Mortgage Pass-Through Trust, Series 2007-10-A7	6.00%		07/25/2037	2,733,941
14,389,603	CHL Mortgage Pass-Through Trust, Series 2007-11-A1	6.00%		08/25/2037	8,767,034
7,335,474	CHL Mortgage Pass-Through Trust, Series 2007-12-A9	5.75%		08/25/2037	5,213,782
3,052,170	CHL Mortgage Pass-Through Trust, Series 2007-13-A1	6.00%		08/25/2037	2,017,872
5,001,148	CHL Mortgage Pass-Through Trust, Series 2007-13-A10	6.00%		08/25/2037	3,306,395
4,016,403	CHL Mortgage Pass-Through Trust, Series 2007-15-1A1	6.25%		09/25/2037	3,117,702
561,000	CHL Mortgage Pass-Through Trust, Series 2007-15-1A16	6.25%		09/25/2037	435,472
1,615,828	CHL Mortgage Pass-Through Trust, Series 2007-15-1A2	6.25%		09/25/2037	1,252,942
1,973,611	CHL Mortgage Pass-Through Trust, Series 2007-15-1A29	6.25%		09/25/2037	1,531,847
3,198,713	CHL Mortgage Pass-Through Trust, Series 2007-17-1A2	6.00%		10/25/2037	2,841,254
465,577	CHL Mortgage Pass-Through Trust, Series 2007-18-1A1	6.00%		11/25/2037	321,661
39,333,489	CHL Mortgage Pass-Through Trust, Series 2007-21-1A1	6.25%		02/25/2038	25,398,991
1,469,564	CHL Mortgage Pass-Through Trust, Series 2007-2-A2	6.00%		03/25/2037	901,638
3,816,534	CHL Mortgage Pass-Through Trust, Series 2007-3-A1	6.00%		04/25/2037	2,481,429
1,469,882	CHL Mortgage Pass-Through Trust, Series 2007-3-A12	6.00%		04/25/2037	955,686
3,315,136	CHL Mortgage Pass-Through Trust, Series 2007-4-1A39	6.00%		05/25/2037	1,959,450
1,268,877	CHL Mortgage Pass-Through Trust, Series 2007-5-A2	5.75%		05/25/2037	855,369
4,588,378	CHL Mortgage Pass-Through Trust, Series 2007-7-A1	6.00%		06/25/2037	3,094,830
2,062,079	CHL Mortgage Pass-Through Trust, Series 2007-7-A11	5.50%		06/25/2037	1,316,781
1,375,439	CHL Mortgage Pass-Through Trust, Series 2007-7-A2	5.75%		06/25/2037	902,831
4,636,274	CHL Mortgage Pass-Through Trust, Series 2007-8-1A4	6.00%		01/25/2038	2,933,337
2,433,100	CHL Mortgage Pass-Through Trust, Series 2007-8-1A5	5.44%		01/25/2038	1,441,406
3,943,528	CHL Mortgage Pass-Through Trust, Series 2007-8-1A8	6.00%		01/25/2038	2,495,042
5,649,145	CHL Mortgage Pass-Through Trust, Series 2007-8-1A9 (1 Month LIBOR USD + 6.00%, 4.00% Floor, 6.00% Cap)	6.00%		01/25/2038	3,584,927
5,718,776	CHL Mortgage Pass-Through Trust, Series 2007-9-A1	5.75%		07/25/2037	3,819,675
752,636	CHL Mortgage Pass-Through Trust, Series 2007-9-A11	5.75%		07/25/2037	502,699
4,653,974	CHL Mortgage Pass-Through Trust, Series 2007-HY1-1A1	2.87	% (b)	04/25/2037	4,502,392
10,402,205	CHL Mortgage Pass-Through Trust, Series 2007-HYB1-2A1	2.98	% (b)	03/25/2037	9,688,386
16,174,819	CHL Mortgage Pass-Through Trust, Series 2007-J1-2A1	6.00%		02/25/2037	8,449,907
400,266	CHL Mortgage Pass-Through Trust, Series 2007-J3-A1 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.00% Cap)	0.96%		07/25/2037	133,108
2,001,332	CHL Mortgage Pass-Through Trust, Series 2007-J3-A2 (-1 x 1 Month LIBOR USD + 5.50%, 5.50% Cap)	5.04	% (d)(e)	07/25/2037	376,865
14,590,000	CHL Mortgage Pass-Through Trust, Series 2018-GT1-A (1 Month LIBOR USD + 2.75%)	3.21	% (a)	05/25/2023	14,455,787
2,381,470	Citicorp Mortgage Securities, Inc., Series 2005-1-1A4	5.50%		02/25/2035	2,416,141
756,985	Citicorp Mortgage Securities, Inc., Series 2006-7-1A1	6.00%		12/25/2036	724,991
994,871	Citicorp Residential Mortgage Securities, Inc., Series 2006-2-A5	5.12%		09/25/2036	997,502
1,543,232	Citigroup Mortgage Loan Trust, Inc., Series 2005-5-2A2	5.75%		08/25/2035	1,223,860
555,086	Citigroup Mortgage Loan Trust, Inc., Series 2005-9-21A1	5.50%		11/25/2035	543,318
1,427,305	Citigroup Mortgage Loan Trust, Inc., Series 2006-4-2A1A	6.00%		12/25/2035	1,397,393
5,110,367	Citigroup Mortgage Loan Trust, Inc., Series 2006-AR3-1A1A	3.04	% (b)	06/25/2036	5,121,125
2,477,854	Citigroup Mortgage Loan Trust, Inc., Series 2006-FX1-A6	5.85	% (k)	10/25/2036	2,038,315
9,723,572	Citigroup Mortgage Loan Trust, Inc., Series 2006-WF1-A2D	4.77%		03/25/2036	5,590,320
9,615,240	Citigroup Mortgage Loan Trust, Inc., Series 2006-WF2-A2D	6.66%		05/25/2036	4,428,626
1,777,614	Citigroup Mortgage Loan Trust, Inc., Series 2007-10-1A1A	5.44	% (b)	04/25/2037	1,696,763
563,768	Citigroup Mortgage Loan Trust, Inc., Series 2007-12-2A1	6.50	% (a)(b)	10/25/2036	357,271
15,614,789	Citigroup Mortgage Loan Trust, Inc., Series 2007-9-1A1	5.75	% (a)	04/25/2047	10,932,663
762,528	Citigroup Mortgage Loan Trust, Inc., Series 2007-9-2A2	6.50	% (a)(b)(c)	05/25/2037	735,387
49,960,043	Citigroup Mortgage Loan Trust, Inc., Series 2007-AMC2-A1 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	0.60	% (a)	01/25/2037	47,295,434
1,755,689	Citigroup Mortgage Loan Trust, Inc., Series 2007-AMC3-A2D (1 Month LIBOR USD + 0.35%, 0.35% Floor)	0.81%		03/25/2037	1,623,057
628,581	Citigroup Mortgage Loan Trust, Inc., Series 2007-AR5-1A3A	2.97	% (b)	04/25/2037	585,143
2,229,861	Citigroup Mortgage Loan Trust, Inc., Series 2007-AR8-1A1A	3.02	% (b)	08/25/2047	2,156,637
3,735,178	Citigroup Mortgage Loan Trust, Inc., Series 2007-OPX1-A3A	5.97	% (k)	01/25/2037	2,261,641
8,233,677	Citigroup Mortgage Loan Trust, Inc., Series 2007-OPX1-A5A	5.76	% (k)	01/25/2037	4,986,894
3,558,548	Citigroup Mortgage Loan Trust, Inc., Series 2010-7-9A4	6.00	% (a)(b)	10/25/2037	3,261,718
19,338,646	Citigroup Mortgage Loan Trust, Inc., Series 2010-8-7A4	6.00	% (a)(b)(c)	06/25/2037	18,242,818
28,218,309	Citigroup Mortgage Loan Trust, Inc., Series 2021-JL1-A	2.75	% (a)(b)	02/27/2062	27,205,896
3,794,649	Citigroup Mortgage Loan Trust, Series 2007-OPX1-A2 (1 Month LIBOR USD + 0.20%, 0.20% Floor)	0.66%		01/25/2037	2,040,566
3,457,702	Citigroup Mortgage Loan Trust, Series 2014-8-3A2	6.00	% (a)(b)	03/25/2037	3,321,595
128,574,288	Citigroup Mortgage Loan Trust, Series 2019-A-PT1	3.92	% (a)	10/25/2058	117,943,869
63,455,331	Citigroup Mortgage Loan Trust, Series 2019-C-A1	3.23	% (a)(l)	09/25/2059	63,457,939
189,710,654	Citigroup Mortgage Loan Trust, Series 2019-D-PT1	3.32	% (a)(b)	04/25/2064	174,117,861
258,019,375	Citigroup Mortgage Loan Trust, Series 2020-RP1-A1	1.50	% (a)(b)	08/25/2064	242,884,784
26,293,400	Citigroup Mortgage Loan Trust, Series 2020-RP1-M1	2.00	% (a)(b)	08/25/2064	23,563,188
22,116,950	Citigroup Mortgage Loan Trust, Series 2020-RP1-M2	2.50	% (a)(b)	08/25/2064	20,225,006
18,676,200	Citigroup Mortgage Loan Trust, Series 2020-RP1-M3	2.75	% (a)(b)	08/25/2064	16,530,297
49,290,829	Citigroup Mortgage Loan Trust, Series 2020-RP1-PT5	7.75	% (a)(b)	08/25/2064	44,678,100
340,541,710	Citigroup Mortgage Loan Trust, Series 2021-RP2-A1	1.75	% (a)(b)	03/25/2065	327,550,282
34,186,100	Citigroup Mortgage Loan Trust, Series 2021-RP2-M1	3.25	% (a)(b)	03/25/2065	33,276,097
28,635,750	Citigroup Mortgage Loan Trust, Series 2021-RP2-M2	3.40	% (a)(b)	03/25/2065	27,469,834
26,589,300	Citigroup Mortgage Loan Trust, Series 2021-RP2-M3	3.40	% (a)(b)	03/25/2065	24,802,903
78,113,980	Citigroup Mortgage Loan Trust, Series 2021-RP2-PT1	6.57	% (a)(b)	03/25/2065	83,485,253
1,863,928	CitiMortgage Alternative Loan Trust, Series 2006-A1-1A5	5.50%		04/25/2036	1,786,491
2,274,365	CitiMortgage Alternative Loan Trust, Series 2006-A2-A2	6.00%		05/25/2036	2,188,076
2,103,376	CitiMortgage Alternative Loan Trust, Series 2006-A3-1A13	6.00%		07/25/2036	2,006,241
1,608,214	CitiMortgage Alternative Loan Trust, Series 2006-A4-1A8	6.00%		09/25/2036	1,522,217
442,441	CitiMortgage Alternative Loan Trust, Series 2006-A5-2A1	5.50%		04/25/2022	446,069
1,688,160	CitiMortgage Alternative Loan Trust, Series 2006-A5-3A3	6.00%		10/25/2036	1,574,178
4,981,535	CitiMortgage Alternative Loan Trust, Series 2006-A6-1A2 (1 Month LIBOR USD + 0.50%, 6.00% Floor, 6.00% Cap)	6.00%		11/25/2036	4,898,511
2,502,381	CitiMortgage Alternative Loan Trust, Series 2007-A1-1A5	6.00%		01/25/2037	2,430,293
1,220,076	CitiMortgage Alternative Loan Trust, Series 2007-A1-1A7	6.00%		01/25/2037	1,184,928
3,308,272	CitiMortgage Alternative Loan Trust, Series 2007-A1-1A8 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	1.06%		01/25/2037	2,823,987
3,121,722	CitiMortgage Alternative Loan Trust, Series 2007-A1-1A9 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	4.94	% (d)(e)	01/25/2037	356,358
2,669,351	CitiMortgage Alternative Loan Trust, Series 2007-A3-1A1	6.00	% (g)	03/25/2037	2,615,521
6,143,032	CitiMortgage Alternative Loan Trust, Series 2007-A3-1A3 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	4.94	% (d)(e)	03/25/2037	701,464
2,407,323	CitiMortgage Alternative Loan Trust, Series 2007-A3-1A4	5.75%		03/25/2037	2,329,924
4,271,518	CitiMortgage Alternative Loan Trust, Series 2007-A4-1A3 (1 Month LIBOR USD + 0.33%, 0.33% Floor, 7.00% Cap)	0.79%		04/25/2037	3,579,819
4,271,518	CitiMortgage Alternative Loan Trust, Series 2007-A4-1A4 (-1 x 1 Month LIBOR USD + 6.67%, 6.67% Cap)	6.21	% (d)(e)	04/25/2037	590,222
4,523,758	CitiMortgage Alternative Loan Trust, Series 2007-A4-1A5	5.75%		04/25/2037	4,356,166
619,817	CitiMortgage Alternative Loan Trust, Series 2007-A5-1A11	6.00%		05/25/2037	614,230
8,171,838	CitiMortgage Alternative Loan Trust, Series 2007-A5-1A8	6.00%		05/25/2037	8,098,182
251,156	CitiMortgage Alternative Loan Trust, Series 2007-A8-A1	6.00%		10/25/2037	238,056
14,812,000	COLT Mortgage Loan Trust, Series 2021-5-M1	3.26	% (a)(b)	11/26/2066	13,669,173
4,294,000	COLT Mortgage Loan Trust, Series 2021-HX1-B1	3.11	% (a)(b)	10/25/2066	3,821,630
4,130,000	COLT Mortgage Loan Trust, Series 2021-HX1-B2	3.86	% (a)(b)	10/25/2066	3,652,405
6,000,000	COLT Mortgage Loan Trust, Series 2021-HX1-M1	2.36	% (a)(b)	10/25/2066	5,375,347
9,000,000	CoreVest American Finance Trust, Series 2020-3-D	2.95	% (a)(b)	08/15/2053	7,800,724
29,396,635	Countrywide Alternative Loan Trust, Series 2004-36CB-1A1	6.00%		02/25/2035	26,125,877
6,412,635	Countrywide Alternative Loan Trust, Series 2005-13CB-A1 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 5.50% Cap)	0.96%		05/25/2035	5,700,576
2,929,035	Countrywide Alternative Loan Trust, Series 2005-13CB-A3	5.50%		05/25/2035	2,831,444
2,521,159	Countrywide Alternative Loan Trust, Series 2005-20CB-2A1 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 5.50% Cap)	0.96%		07/25/2035	1,646,001
5,147,366	Countrywide Alternative Loan Trust, Series 2005-20CB-2A2 (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	4.54	% (d)(e)	07/25/2035	443,709
1,738	Countrywide Alternative Loan Trust, Series 2005-20CB-4A1	5.25%		04/25/2022	1,687
1,706,688	Countrywide Alternative Loan Trust, Series 2005-26CB-A11 (-2 x 1 Month LIBOR USD + 13.05%, 13.05% Cap)	12.22	% (e)	07/25/2035	1,502,604
2,269,759	Countrywide Alternative Loan Trust, Series 2005-28CB-1A2 (1 Month LIBOR USD + 0.75%, 0.75% Floor, 5.50% Cap)	1.21%		08/25/2035	1,975,920
1,083,230	Countrywide Alternative Loan Trust, Series 2005-28CB-3A6	6.00%		08/25/2035	652,382
5,940,845	Countrywide Alternative Loan Trust, Series 2005-32T1-A9	5.50%		08/25/2035	4,210,275
2,431,500	Countrywide Alternative Loan Trust, Series 2005-46CB-A14	5.50%		10/25/2035	2,152,132
1,231,844	Countrywide Alternative Loan Trust, Series 2005-46CB-A20	5.50%		10/25/2035	1,090,311
3,874,907	Countrywide Alternative Loan Trust, Series 2005-48T1-A2	5.50%		11/25/2035	2,898,772
1,435,858	Countrywide Alternative Loan Trust, Series 2005-54CB-3A4	5.50%		11/25/2035	1,029,049
31,051,196	Countrywide Alternative Loan Trust, Series 2005-55CB-1A1	5.50%		11/25/2035	25,583,838
13,231,542	Countrywide Alternative Loan Trust, Series 2005-57CB-1A1	5.50%		12/25/2035	11,692,721
323,186	Countrywide Alternative Loan Trust, Series 2005-60T1-A7 (-7 x 1 Month LIBOR USD + 35.93%, 35.93% Cap)	32.59	% (e)	12/25/2035	339,782
408,784	Countrywide Alternative Loan Trust, Series 2005-64CB-1A14	5.50%		12/25/2035	397,488
5,932,993	Countrywide Alternative Loan Trust, Series 2005-64CB-1A4	5.50%		12/25/2035	5,769,048
1,091,404	Countrywide Alternative Loan Trust, Series 2005-73CB-1A5 (1 Month LIBOR USD + 0.80%, 0.80% Floor, 5.50% Cap)	1.26%		01/25/2036	1,032,069
2,745,746	Countrywide Alternative Loan Trust, Series 2005-73CB-1A6 (-1 x 1 Month LIBOR USD + 4.70%, 4.70% Cap)	4.24	% (d)(e)	01/25/2036	237,747
30,971,309	Countrywide Alternative Loan Trust, Series 2005-77T1-1A1	6.00%		02/25/2036	20,001,228
510,062	Countrywide Alternative Loan Trust, Series 2005-79CB-A5	5.50%		01/25/2036	386,727
18,096,157	Countrywide Alternative Loan Trust, Series 2005-80CB-4A1	6.00%		02/25/2036	12,477,181
20,057,261	Countrywide Alternative Loan Trust, Series 2005-85CB-1A1	6.00%		02/25/2036	11,759,249
1,440,882	Countrywide Alternative Loan Trust, Series 2005-85CB-2A6 (-4 x 1 Month LIBOR USD + 21.63%, 21.63% Cap)	19.96	% (e)	02/25/2036	1,481,591
940,508	Countrywide Alternative Loan Trust, Series 2005-86CB-A5	5.50%		02/25/2036	708,776
1,438,193	Countrywide Alternative Loan Trust, Series 2005-J10-1A11	5.50%		10/25/2035	1,249,700
327,299	Countrywide Alternative Loan Trust, Series 2005-J10-1A13 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 5.50% Cap)	1.16%		10/25/2035	231,998
153,321	Countrywide Alternative Loan Trust, Series 2005-J10-1A15	5.50%		10/25/2035	133,227
388,293	Countrywide Alternative Loan Trust, Series 2005-J11-1A3	5.50%		11/25/2035	277,743
227,853	Countrywide Alternative Loan Trust, Series 2005-J11-6A1	6.50%		09/25/2032	221,717
512,998	Countrywide Alternative Loan Trust, Series 2005-J13-2A5 (1 Month LIBOR USD + 0.48%, 0.48% Floor, 5.50% Cap)	0.94%		11/25/2035	358,394
1,025,997	Countrywide Alternative Loan Trust, Series 2005-J13-2A6 (-1 x 1 Month LIBOR USD + 5.02%, 5.02% Cap)	4.56	% (d)(e)	11/25/2035	119,756
3,859,825	Countrywide Alternative Loan Trust, Series 2005-J1-5A3	5.50%		02/25/2035	3,745,075
17,617	Countrywide Alternative Loan Trust, Series 2005-J1-7A1	5.50%		04/25/2022	16,539
557,279	Countrywide Alternative Loan Trust, Series 2005-J2-1A5 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 5.50% Cap)	0.96%		04/25/2035	468,678
1,714,706	Countrywide Alternative Loan Trust, Series 2005-J2-1A6 (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	4.54	% (d)(e)	04/25/2035	100,239
3,859,763	Countrywide Alternative Loan Trust, Series 2005-J3-2A8 (1 Month LIBOR USD + 0.30%, 0.30% Floor, 5.50% Cap)	0.76%		05/25/2035	3,165,522
3,859,763	Countrywide Alternative Loan Trust, Series 2005-J3-2A9 (-1 x 1 Month LIBOR USD + 5.20%, 5.20% Cap)	4.74	% (d)(e)	05/25/2035	373,810
2,722,345	Countrywide Alternative Loan Trust, Series 2006-12CB-A3 (1 Month LIBOR USD + 5.75%, 5.75% Floor)	5.75%		05/25/2036	1,855,013
3,355,221	Countrywide Alternative Loan Trust, Series 2006-12CB-A8	6.00%		05/25/2036	2,397,918
11,071,517	Countrywide Alternative Loan Trust, Series 2006-13T1-A1	6.00%		05/25/2036	7,121,718
29,266,877	Countrywide Alternative Loan Trust, Series 2006-15CB-A1	6.50%		06/25/2036	19,495,345
2,883,113	Countrywide Alternative Loan Trust, Series 2006-16CB-A7	6.00%		06/25/2036	2,101,566
764,264	Countrywide Alternative Loan Trust, Series 2006-18CB-A12 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	1.06%		07/25/2036	419,252
764,264	Countrywide Alternative Loan Trust, Series 2006-18CB-A13 (-1 x 1 Month LIBOR USD + 5.50%, 5.50% Cap)	5.04	% (d)(e)	07/25/2036	115,849
3,748,461	Countrywide Alternative Loan Trust, Series 2006-19CB-A12 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 6.00% Cap)	0.86%		08/25/2036	1,853,871
5,083,138	Countrywide Alternative Loan Trust, Series 2006-19CB-A13 (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	5.14	% (d)(e)	08/25/2036	877,968
782,464	Countrywide Alternative Loan Trust, Series 2006-19CB-A15	6.00%		08/25/2036	584,499
4,217,176	Countrywide Alternative Loan Trust, Series 2006-23CB-2A3	6.50%		08/25/2036	2,002,198
1,407,238	Countrywide Alternative Loan Trust, Series 2006-24CB-A11	5.75%		08/25/2036	1,019,211
4,118,814	Countrywide Alternative Loan Trust, Series 2006-24CB-A14 (-1 x 1 Month LIBOR USD + 7.15%, 7.15% Cap)	6.69	% (d)(e)	08/25/2036	1,023,105
3,302,752	Countrywide Alternative Loan Trust, Series 2006-24CB-A22	6.00%		08/25/2036	2,450,978
3,544,845	Countrywide Alternative Loan Trust, Series 2006-24CB-A5 (1 Month LIBOR USD + 0.60%, 0.06% Floor, 6.00% Cap)	1.06%		08/25/2036	1,955,852
1,469,119	Countrywide Alternative Loan Trust, Series 2006-26CB-A17	6.25%		09/25/2036	981,269
1,885,740	Countrywide Alternative Loan Trust, Series 2006-26CB-A9	6.50%		09/25/2036	1,287,080
2,825,315	Countrywide Alternative Loan Trust, Series 2006-29T1-1A2	6.25%		10/25/2036	2,017,840
421,531	Countrywide Alternative Loan Trust, Series 2006-29T1-2A12 (-7 x 1 Month LIBOR USD + 46.15%, 46.15% Cap)	43.18	% (e)	10/25/2036	753,508
258,197	Countrywide Alternative Loan Trust, Series 2006-29T1-2A23 (-4 x 1 Month LIBOR USD + 33.37%, 33.37% Cap)	31.39	% (e)	10/25/2036	363,872
2,072,646	Countrywide Alternative Loan Trust, Series 2006-2CB-A9	6.00%		03/25/2036	1,274,347
2,927,332	Countrywide Alternative Loan Trust, Series 2006-30T1-1A2	6.25%		11/25/2036	2,578,559
2,264,680	Countrywide Alternative Loan Trust, Series 2006-32CB-A1 (1 Month LIBOR USD + 0.67%, 0.67% Floor, 6.00% Cap)	1.13%		11/25/2036	1,207,776
3,777,486	Countrywide Alternative Loan Trust, Series 2006-32CB-A2 (-1 x 1 Month LIBOR USD + 5.33%, 5.33% Cap)	4.87	% (d)(e)	11/25/2036	538,289
7,942,361	Countrywide Alternative Loan Trust, Series 2006-36T2-2A1	6.25%		12/25/2036	4,693,362
641,089	Countrywide Alternative Loan Trust, Series 2006-36T2-2A4	6.25%		12/25/2036	378,837
878,694	Countrywide Alternative Loan Trust, Series 2006-39CB-1A10	6.00%		01/25/2037	854,319
13,452,265	Countrywide Alternative Loan Trust, Series 2006-39CB-2A2 (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	6.09	% (d)(e)	01/25/2037	1,941,157
4,581,131	Countrywide Alternative Loan Trust, Series 2006-39CB-2A4 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	0.91%		01/25/2037	336,856
1,413,491	Countrywide Alternative Loan Trust, Series 2006-40T1-1A11	6.00%		01/25/2037	1,187,753
2,405,809	Countrywide Alternative Loan Trust, Series 2006-40T1-1A4 (-1 x 1 Month LIBOR USD + 5.45%, 5.45% Cap)	4.99	% (d)(e)	01/25/2037	261,289
3,054,609	Countrywide Alternative Loan Trust, Series 2006-41CB-1A10	6.00%		01/25/2037	2,193,239
7,470,578	Countrywide Alternative Loan Trust, Series 2006-41CB-1A15 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	4.94	% (d)(e)	01/25/2037	1,505,721
7,470,578	Countrywide Alternative Loan Trust, Series 2006-41CB-1A2 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	1.06%		01/25/2037	3,691,874
3,216,569	Countrywide Alternative Loan Trust, Series 2006-41CB-1A9	6.00%		01/25/2037	2,309,528
3,794,821	Countrywide Alternative Loan Trust, Series 2006-42-1A1 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	1.06%		01/25/2047	1,711,786
3,794,821	Countrywide Alternative Loan Trust, Series 2006-42-1A2 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	4.94	% (d)(e)	01/25/2047	853,749
2,527,153	Countrywide Alternative Loan Trust, Series 2006-42-1A3	6.00%		01/25/2047	1,866,728
2,905,878	Countrywide Alternative Loan Trust, Series 2006-43CB-1A12	5.75%		02/25/2037	2,018,634
10,053,561	Countrywide Alternative Loan Trust, Series 2006-43CB-1A6	6.00%		02/25/2037	7,145,632
10,163,364	Countrywide Alternative Loan Trust, Series 2006-45T1-1A1 (1 Month LIBOR USD + 0.50%, 6.00% Floor, 6.00% Cap)	6.00%		02/25/2037	5,167,634
3,278,504	Countrywide Alternative Loan Trust, Series 2006-45T1-1A4 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	1.06%		02/25/2037	847,665
3,278,504	Countrywide Alternative Loan Trust, Series 2006-45T1-1A5 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	4.94	% (d)(e)	02/25/2037	586,257
1,411,052	Countrywide Alternative Loan Trust, Series 2006-45T1-2A2	6.00%		02/25/2037	1,027,640
5,958,136	Countrywide Alternative Loan Trust, Series 2006-4CB-1A1	6.00%		04/25/2036	4,004,803
715,297	Countrywide Alternative Loan Trust, Series 2006-6CB-1A4	5.50%		05/25/2036	670,626
4,588,523	Countrywide Alternative Loan Trust, Series 2006-7CB-1A14	6.00%		05/25/2036	3,264,307
8,001,555	Countrywide Alternative Loan Trust, Series 2006-7CB-1A16	6.00%		05/25/2036	5,692,362
2,451,676	Countrywide Alternative Loan Trust, Series 2006-7CB-1A6	6.00%		05/25/2036	1,744,140
2,483,086	Countrywide Alternative Loan Trust, Series 2006-7CB-1A9	6.00%		05/25/2036	1,766,485
851,981	Countrywide Alternative Loan Trust, Series 2006-9T1-A11	6.00%		05/25/2036	493,271
2,111,783	Countrywide Alternative Loan Trust, Series 2006-J1-1A10	5.50%		02/25/2036	1,824,401
4,284,726	Countrywide Alternative Loan Trust, Series 2006-J1-1A3	5.50%		02/25/2036	3,701,640
937,212	Countrywide Alternative Loan Trust, Series 2006-J4-2A2	6.00%		07/25/2036	722,208
1,073,108	Countrywide Alternative Loan Trust, Series 2006-J7-1A1	6.25%		11/25/2036	678,401
35,824,482	Countrywide Alternative Loan Trust, Series 2006-OA21-A1 (1 Month LIBOR USD + 0.19%, 0.19% Floor)	0.64%		03/20/2047	30,497,095
3,365,351	Countrywide Alternative Loan Trust, Series 2006-OA7-1A2 (12 Month US Treasury Average + 0.94%, 0.94% Floor)	1.08%		06/25/2046	3,127,495
610,163	Countrywide Alternative Loan Trust, Series 2007-11T1-A24 (-6 x 1 Month LIBOR USD + 39.90%, 39.90% Cap)	37.16	% (e)	05/25/2037	901,919
9,773,458	Countrywide Alternative Loan Trust, Series 2007-15CB-A1	6.00%		07/25/2037	7,862,070
5,828,093	Countrywide Alternative Loan Trust, Series 2007-15CB-A2	5.75%		07/25/2037	4,474,652
6,991,600	Countrywide Alternative Loan Trust, Series 2007-15CB-A5	5.75%		07/25/2037	5,367,961
7,887,858	Countrywide Alternative Loan Trust, Series 2007-16CB-2A1 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	0.91%		08/25/2037	2,767,602
2,284,126	Countrywide Alternative Loan Trust, Series 2007-16CB-2A2 (-8 x 1 Month LIBOR USD + 54.58%, 54.58% Cap)	50.78	% (e)	08/25/2037	4,203,040
3,055,526	Countrywide Alternative Loan Trust, Series 2007-16CB-4A7	6.00%		08/25/2037	2,809,922
5,196,717	Countrywide Alternative Loan Trust, Series 2007-17CB-1A10 (-5 x 1 Month LIBOR USD + 29.90%, 29.90% Cap)	27.80	% (e)	08/25/2037	6,173,787
796,870	Countrywide Alternative Loan Trust, Series 2007-18CB-2A25	6.00%		08/25/2037	578,006
615,704	Countrywide Alternative Loan Trust, Series 2007-19-1A10 (-6 x 1 Month LIBOR USD + 39.00%, 39.00% Cap)	36.26	% (e)	08/25/2037	1,036,546
1,666,324	Countrywide Alternative Loan Trust, Series 2007-19-1A34	6.00%		08/25/2037	1,122,789
9,049,535	Countrywide Alternative Loan Trust, Series 2007-19-1A4	6.00%		08/25/2037	6,097,682
28,182,498	Countrywide Alternative Loan Trust, Series 2007-19-2A1	6.50%		08/25/2037	16,039,494
2,889,923	Countrywide Alternative Loan Trust, Series 2007-21CB-2A2 (-4 x 1 Month LIBOR USD + 28.40%, 28.40% Cap)	26.57	% (e)	09/25/2037	3,069,237
18,557,957	Countrywide Alternative Loan Trust, Series 2007-22-2A16	6.50%		09/25/2037	9,929,728
7,333,457	Countrywide Alternative Loan Trust, Series 2007-23CB-A3 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 7.00% Cap)	0.96%		09/25/2037	3,542,273
10,407,696	Countrywide Alternative Loan Trust, Series 2007-23CB-A4 (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	6.04	% (d)(e)	09/25/2037	2,743,216
1,058,227	Countrywide Alternative Loan Trust, Series 2007-24-A2 (-6 x 1 Month LIBOR USD + 41.70%, 41.70% Cap)	38.96	% (e)	10/25/2037	1,895,406
2,116,006	Countrywide Alternative Loan Trust, Series 2007-24-A3 (-1 x 1 Month LIBOR USD + 6.95%, 6.95% Cap)	6.49	% (d)(e)	10/25/2037	620,126
3,471,313	Countrywide Alternative Loan Trust, Series 2007-24-A4 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 7.00% Cap)	1.16%		10/25/2037	762,143
4,591,600	Countrywide Alternative Loan Trust, Series 2007-24-A6 (1 Month LIBOR USD + 1.00%, 1.00% Floor, 7.00% Cap)	1.46%		10/25/2037	1,099,040
3,485,610	Countrywide Alternative Loan Trust, Series 2007-2CB-1A4 (1 Month LIBOR USD + 1.00%, 5.75% Floor, 100.00% Cap)	5.75%		03/25/2037	2,457,328
15,335,331	Countrywide Alternative Loan Trust, Series 2007-4CB-2A1	7.00%		03/25/2037	2,169,580
3,888,289	Countrywide Alternative Loan Trust, Series 2007-5CB-1A18 (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	5.19	% (d)(e)	04/25/2037	850,540
3,888,289	Countrywide Alternative Loan Trust, Series 2007-5CB-1A23 (1 Month LIBOR USD + 0.55%, 0.55% Floor, 6.00% Cap)	1.01%		04/25/2037	1,886,432
15,486,975	Countrywide Alternative Loan Trust, Series 2007-5CB-1A31	5.50%		04/25/2037	10,510,040
5,929,786	Countrywide Alternative Loan Trust, Series 2007-5CB-2A1	6.00%		04/25/2037	3,646,855
5,041,087	Countrywide Alternative Loan Trust, Series 2007-6-A1	5.75%		04/25/2047	3,930,122
5,527,591	Countrywide Alternative Loan Trust, Series 2007-6-A4	5.75%		04/25/2047	4,309,410
1,405,925	Countrywide Alternative Loan Trust, Series 2007-7T2-A8	6.00%		04/25/2037	809,793
257,355	Countrywide Alternative Loan Trust, Series 2007-8CB-A12 (-6 x 1 Month LIBOR USD + 40.20%, 40.20% Cap)	37.46	% (e)	05/25/2037	366,915
274,722	Countrywide Alternative Loan Trust, Series 2007-8CB-A8 (-6 x 1 Month LIBOR USD + 40.08%, 40.08% Cap)	37.34	% (e)	05/25/2037	390,321
432,646	Countrywide Alternative Loan Trust, Series 2007-9T1-1A4 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.00% Cap)	0.96%		05/25/2037	157,361
432,646	Countrywide Alternative Loan Trust, Series 2007-9T1-1A5 (-1 x 1 Month LIBOR USD + 5.50%, 5.50% Cap)	5.04	% (d)(e)	05/25/2037	72,061
1,440,265	Countrywide Alternative Loan Trust, Series 2007-9T1-2A1	6.00%		05/25/2037	898,870
24,551,284	Countrywide Alternative Loan Trust, Series 2007-HY2-1A	2.80	% (b)	03/25/2047	24,194,436
28,572,679	Countrywide Alternative Loan Trust, Series 2007-HY4-4A1	3.29	% (b)	06/25/2037	26,238,334
23,690,466	Countrywide Asset Backed Certificates, Series 2006-25-1A (1 Month LIBOR USD + 0.14%, 0.14% Floor)	0.60%		06/25/2047	22,593,728
6,520,294	Countrywide Asset Backed Certificates, Series 2006-26-1A (1 Month LIBOR USD + 0.14%, 0.14% Floor)	0.60%		06/25/2037	6,148,651
13,054,110	Countrywide Asset Backed Certificates, Series 2007-BC1-1A (1 Month LIBOR USD + 0.14%, 0.14% Floor)	0.60%		05/25/2037	12,187,760
21,868,041	Countrywide Asset-Backed Certificates, Series 2007-4-A5	4.59	% (k)	04/25/2047	18,100,342
4,045,727	Credit Suisse First Boston Mortgage Backed Trust, Series 2006-3-A4B	6.61%		11/25/2036	937,388
2,406,401	Credit Suisse First Boston Mortgage Backed Trust, Series 2006-4-A6A	6.18%		12/25/2036	707,039
8,685,342	Credit Suisse First Boston Mortgage Backed Trust, Series 2007-1-1A1A	5.90	% (b)	05/25/2037	2,882,057
2,184,734	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-10-5A4	5.50%		11/25/2035	1,936,835
459,906	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-10-5A5	5.50%		11/25/2035	407,721
4,578,915	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-11-2A1	6.00%		12/25/2035	4,000,450
6,118,491	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-12-5A1	5.25%		01/25/2036	6,033,550
9,605,070	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-12-7A1	7.00%		01/25/2036	1,934,371
2,501,082	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-8-3A10	5.50%		09/25/2035	2,444,529
3,710,726	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-8-7A1	7.00%		09/25/2035	2,316,607
903,468	Credit Suisse Mortgage Capital Certificates, Series 2005-1R-2A5	5.75	% (a)	12/26/2035	702,373
11,774,733	Credit Suisse Mortgage Capital Certificates, Series 2006-1-2A1	6.00%		02/25/2036	5,419,142
2,441,953	Credit Suisse Mortgage Capital Certificates, Series 2006-2-5A1 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 6.00% Cap)	1.16%		03/25/2036	762,445
13,649,395	Credit Suisse Mortgage Capital Certificates, Series 2006-2-5A2 (-1 x 1 Month LIBOR USD + 5.30%, 5.30% Cap)	4.84	% (d)(e)	03/25/2036	2,113,901
2,843,150	Credit Suisse Mortgage Capital Certificates, Series 2006-2-5A3	6.25%		03/25/2036	1,707,995
7,694,701	Credit Suisse Mortgage Capital Certificates, Series 2006-2-5A4	6.00%		03/25/2036	4,472,544
1,183,989	Credit Suisse Mortgage Capital Certificates, Series 2006-3-4A3	5.50%		04/25/2036	1,004,961
715,752	Credit Suisse Mortgage Capital Certificates, Series 2006-3-4A4	5.50%		04/25/2036	607,525
3,401,357	Credit Suisse Mortgage Capital Certificates, Series 2008-2R-1A1	6.00	% (a)(c)	07/25/2037	2,857,714
8,307,619	Credit Suisse Mortgage Capital Certificates, Series 2009-11R-4A1	7.00	% (a)(b)	09/26/2037	3,206,683
6,198,611	Credit Suisse Mortgage Capital Certificates, Series 2009-12R-5A1	6.00	% (a)	06/27/2036	5,241,165
8,050,094	Credit Suisse Mortgage Capital Certificates, Series 2012-10R-4A2	2.87	% (a)(b)	08/26/2046	6,238,312
33,862,584	Credit Suisse Mortgage Capital Certificates, Series 2021-RPL9-A1	2.44	% (a)(b)	02/25/2061	32,343,766
4,227,000	Credit Suisse Mortgage Capital Trust, Series 2020-AFC1-B1	3.45	% (a)(b)	02/25/2050	4,064,736
1,515,592	Credit Suisse Mortgage Capital Trust, Series 2020-BPL1-A2	8.40	% (a)	02/25/2024	1,508,938
10,315,597	Credit Suisse Mortgage Capital Trust, Series 2020-RPL1-CERT	3.23	% (a)(b)(c)	01/25/2046	9,547,611
9,205,523	Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB4-AV3 (1 Month LIBOR USD + 0.30%, 0.30% Floor)	0.76%		05/25/2036	7,113,077
2,595,389	CSMC Mortgage-Backed Trust, Series 2006-4-1A8 (1 Month LIBOR USD + 1.00%, 6.00% Floor, 6.00% Cap)	6.00%		05/25/2036	1,942,639
20,280,525	CSMC Mortgage-Backed Trust, Series 2006-4-4A1	7.00%		05/25/2036	6,416,979
7,094,693	CSMC Mortgage-Backed Trust, Series 2006-4-6A1	6.00%		05/25/2036	3,601,945
7,575,740	CSMC Mortgage-Backed Trust, Series 2006-6-1A4	6.00%		07/25/2036	5,169,125
10,176,971	CSMC Mortgage-Backed Trust, Series 2006-6-3A1	7.00%		07/25/2036	1,974,019
118,877	CSMC Mortgage-Backed Trust, Series 2006-7-3A11	6.00%		08/25/2036	65,158
1,769,778	CSMC Mortgage-Backed Trust, Series 2006-7-7A5	6.00%		08/25/2036	1,646,331
2,924,509	CSMC Mortgage-Backed Trust, Series 2006-9-2A1	5.50%		11/25/2036	2,685,471
11,375,733	CSMC Mortgage-Backed Trust, Series 2006-9-3A1	6.00%		11/25/2036	10,319,537
3,890,667	CSMC Mortgage-Backed Trust, Series 2006-9-4A1	6.00%		11/25/2036	3,043,180
1,669,339	CSMC Mortgage-Backed Trust, Series 2006-9-6A14	6.00%		11/25/2036	1,666,572
271,222	CSMC Mortgage-Backed Trust, Series 2006-9-6A15 (-6 x 1 Month LIBOR USD + 39.90%, 39.90% Cap)	38.78	% (e)	11/25/2036	444,181
8,755,850	CSMC Mortgage-Backed Trust, Series 2007-1-1A4	6.13	% (b)	02/25/2037	2,795,008
5,453,663	CSMC Mortgage-Backed Trust, Series 2007-1-3A1	6.00%		04/25/2022	1,252,377
3,164,318	CSMC Mortgage-Backed Trust, Series 2007-1-5A14	6.00%		02/25/2037	2,482,148
33,796	CSMC Mortgage-Backed Trust, Series 2007-2-2A1	5.00%		03/25/2037	30,705
5,648,256	CSMC Mortgage-Backed Trust, Series 2007-3-2A10	6.00%		04/25/2037	3,032,195
2,910,263	CSMC Mortgage-Backed Trust, Series 2007-5-2A5	5.00%		08/25/2037	2,658,200
28,023,224	CSMC Mortgage-Backed Trust, Series 2007-5-3A19	6.00%		08/25/2037	24,172,685
12,376,111	CSMC Mortgage-Backed Trust, Series 2007-5-3A9	6.00%		08/25/2037	10,904,296
146,716	CSMC Trust, Series 2009-1R-4A2	2.81	% (a)(b)(c)	07/20/2035	139,862
1,846,146	CSMC Trust, Series 2010-13R-1A2	5.50	% (a)(b)	12/26/2035	1,680,820
27,926,217	CSMC Trust, Series 2010-17R-6A1	2.87	% (a)(b)	06/26/2037	27,437,852
8,606,685	CSMC Trust, Series 2010-4R-3A17	6.00	% (a)(b)	06/26/2037	8,096,115
4,249,331	CSMC Trust, Series 2010-4R-8A17	6.00	% (a)(b)	06/26/2037	3,997,250
9,623,503	CSMC Trust, Series 2010-7R-1A17	6.00	% (a)(b)	01/26/2037	6,864,799
10,334,756	CSMC Trust, Series 2013-9R-A1	3.00	% (a)(b)(c)	05/27/2043	10,188,172
8,844,524	CSMC Trust, Series 2019-RPL6-CERT	4.10	% (a)(b)	11/25/2058	8,756,292
207,290,853	CSMC Trust, Series 2019-RPL6-PT1	3.68	% (a)(b)	11/25/2058	194,997,697
197,318,944	CSMC Trust, Series 2020-RPL1-PT1	3.38	% (a)(b)	10/25/2069	192,580,329
23,474,078	CSMC Trust, Series 2021-JR1-A1	2.47	% (a)(b)	09/27/2066	22,625,850
22,325,799	CSMC Trust, Series 2021-JR2-A1	2.22	% (a)(b)	11/25/2061	21,766,517
7,469,850	CSMC Trust, Series 2021-NQM1-B1	2.83	% (a)(b)	05/25/2065	7,203,347
6,225,825	CSMC Trust, Series 2021-NQM5-M1	2.17	% (a)(b)	05/25/2066	5,611,259
3,180,040	CSMC Trust, Series 2021-NQM6-B1	3.29	% (a)(b)	07/25/2066	2,922,704
7,445,317	CSMC Trust, Series 2021-NQM6-M1	2.58	% (a)(b)	07/25/2066	6,775,702
78,174,445	CSMCM Trust, Series 2017-RPL2-CERT	0.01	% (a)(b)	02/25/2056	70,521,589
17,544,000	CWABS Asset-Backed Certificates Trust, Series 2005-11-MF1	5.35	% (b)	02/25/2036	16,468,323
4,410,160	CWABS Asset-Backed Certificates Trust, Series 2005-4-AF5B	5.65%		10/25/2035	4,444,776
8,868,888	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2005-4-A5	5.50	% (b)	09/25/2035	8,440,105
322,828	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2005-5-1A6 (-7 x 1 Month LIBOR USD + 35.93%, 35.93% Cap)	32.59	% (e)	11/25/2035	491,006
551,129	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2005-5-2A1 (1 Month LIBOR USD + 0.20%, 0.20% Floor, 5.50% Cap)	0.66%		11/25/2035	273,305
1,663,366	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2005-5-2A2 (-1 x 1 Month LIBOR USD + 5.30%, 5.30% Cap)	4.84	% (d)(e)	11/25/2035	119,996
5,691,286	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2005-6-2A1	5.50%		12/25/2035	5,483,849
14,459,252	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2007-2-2A1 (1 Month LIBOR USD + 0.30%, 0.30% Floor)	0.76%		09/25/2047	13,868,172
17,200,340	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2007-OA3-A2 (1 Month LIBOR USD + 0.25%, 0.25% Floor)	0.71%		07/25/2047	16,279,514
3,784,858	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB1-A1C	5.67	% (b)	02/25/2036	3,720,399
508,190	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2-A2	4.93	% (b)	06/25/2036	486,853
856,688	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4-A1A	6.01	% (b)	10/25/2036	820,296
11,962,931	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4-A2	5.65	% (b)	10/25/2036	11,457,864
852,215	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4-A3	5.90	% (b)	10/25/2036	816,079
1,245,446	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4-A3A1	5.90	% (b)	10/25/2036	1,190,731
2,464,722	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4-A6A1	6.37%		10/25/2036	2,353,276
4,529,337	Deutsche Mortgage & Asset Receiving Corporation, Series 2014-RS1-3A2 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 7.00% Cap)	0.59	% (a)(c)	10/27/2036	4,129,895
4,933,424	Deutsche Mortgage Securities, Inc., Series 2006-PR1-3A1 (-1 x 1 Month LIBOR USD + 12.12%, 12.12% Cap)	11.57	% (a)(e)	04/15/2036	4,841,360
2,352,739	Deutsche Mortgage Securities, Inc., Series 2006-PR1-4AI1 (-1 x 1 Month LIBOR USD + 12.11%, 12.11% Cap)	11.55	% (a)(e)	04/15/2036	2,326,532
3,833,335	Deutsche Mortgage Securities, Inc., Series 2006-PR1-4AI2 (-2 x 1 Month LIBOR USD + 14.60%, 14.61% Cap)	13.85	% (a)(e)	04/15/2036	3,815,026
369,726	Deutsche Mortgage Securities, Inc., Series 2006-PR1-5AI1 (-3 x 1 Month LIBOR USD + 19.35%, 19.35% Cap)	18.16	% (a)(e)	04/15/2036	397,266
3,242,390	Deutsche Mortgage Securities, Inc., Series 2006-PR1-5AI3 (-1 x 1 Month LIBOR USD + 12.57%, 12.57% Cap)	12.01	% (a)(e)	04/15/2036	3,158,197
53,706,701	Deutsche Mortgage Securities, Inc., Series 2006-PR1-5AI4 (-1 x 1 Month LIBOR USD + 12.12%, 12.12% Cap)	11.57	% (a)(e)	04/15/2036	52,106,499
12,047,806	Equifirst Loan Securitization Trust, Series 2007-1-A2B (1 Month LIBOR USD + 0.19%, 0.19% Floor)	0.65%		04/25/2037	11,548,249
22,750,000	FBR Securitization Trust, Series 2005-2-M4 (1 Month LIBOR USD + 0.93%, 0.93% Floor, 14.00% Cap)	1.39%		09/25/2035	21,787,302
5,500,000	FBR Securitization Trust, Series 2005-5-M3 (1 Month LIBOR USD + 0.74%, 0.74% Floor, 14.00% Cap)	1.19%		11/25/2035	5,239,674
3,719,999	Fieldstone Mortgage Investment Trust, Series 2007-1-2A2 (1 Month LIBOR USD + 0.27%, 0.27% Floor, 12.25% Cap)	0.73%		04/25/2047	3,047,644
29,164,813	Figure Line of Credit Trust, Series 2020-1-A	4.04	% (a)(b)	09/25/2049	28,599,893
7,485,320	First Franklin Mortgage Loan Trust, Series 2006-FF8-M1 (1 Month LIBOR USD + 0.38%, 0.38% Floor)	0.83%		07/25/2036	7,528,450
4,000,000	First Franklin Mortgage Loan Trust, Series 2006-FF9-2A4 (1 Month LIBOR USD + 0.50%, 0.50% Floor)	0.96%		06/25/2036	3,665,432
19,702,033	First Franklin Mortgage Loan Trust, Series 2007-FF2-A1 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	0.60%		03/25/2037	12,993,264
23,182,297	First Franklin Mortgage Loan Trust, Series 2007-FF2-A2C (1 Month LIBOR USD + 0.15%, 0.15% Floor)	0.61%		03/25/2037	13,266,630
3,650,349	First Horizon Alternative Mortgage Securities Trust, Series 2005-AA4-1A1	2.68	% (b)	05/25/2035	2,427,362
3,860,501	First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8-1A4	5.50%		11/25/2035	2,529,059
273,745	First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8-2A1	5.00%		04/25/2022	273,246
1,531,076	First Horizon Alternative Mortgage Securities Trust, Series 2006-AA3-A1	2.55	% (b)	06/25/2036	1,365,457
2,056,474	First Horizon Alternative Mortgage Securities Trust, Series 2006-FA1-1A12	6.00%		04/25/2036	1,332,809
6,900,752	First Horizon Alternative Mortgage Securities Trust, Series 2006-FA1-1A3	5.75%		04/25/2036	4,339,816
1,359,427	First Horizon Alternative Mortgage Securities Trust, Series 2006-FA2-1A5	6.00%		05/25/2036	802,185
2,047,725	First Horizon Alternative Mortgage Securities Trust, Series 2006-FA8-1A5	6.00%		02/25/2037	1,179,361
3,256,834	First Horizon Alternative Mortgage Securities Trust, Series 2006-RE1-A1	5.50	% (b)	05/25/2035	2,497,526
10,702,462	First Horizon Alternative Mortgage Securities Trust, Series 2007-FA3-A3	6.00%		06/25/2037	5,451,185
550,697	First Horizon Alternative Mortgage Securities Trust, Series 2007-FA3-A4	6.00%		06/25/2037	280,491
665,749	First Horizon Alternative Mortgage Securities Trust, Series 2007-FA4-1A13	6.25%		08/25/2037	390,503
2,055,217	First Horizon Alternative Mortgage Securities Trust, Series 2007-FA4-1A4	6.25%		08/25/2037	1,205,513
1,168,516	First Horizon Alternative Mortgage Securities Trust, Series 2007-FA4-1A5	6.25%		08/25/2037	685,407
967,986	First Horizon Mortgage Pass-Through Trust, Series 2006-1-1A2	6.00%		05/25/2036	612,937
1,589,675	First Horizon Mortgage Pass-Through Trust, Series 2007-4-1A1	6.00%		08/25/2037	857,440
9,000,000	FirstKey Homes Trust, Series 2020-SFR1-E	2.79	% (a)	08/17/2037	8,406,374
18,000,000	FirstKey Homes Trust, Series 2020-SFR2-D	1.97	% (a)	10/19/2037	16,505,051
26,225,000	FirstKey Homes Trust, Series 2020-SFR2-E	2.67	% (a)	10/19/2037	24,169,505
16,250,000	FirstKey Homes Trust, Series 2021-SFR1-E1	2.39	% (a)	08/17/2038	14,676,462
11,500,000	FirstKey Homes Trust, Series 2021-SFR1-E2	2.49	% (a)	08/17/2038	10,227,409
8,000,000	FirstKey Homes Trust, Series 2021-SFR2-D	2.06	% (a)	09/17/2038	7,234,466
8,000,000	FirstKey Homes Trust, Series 2021-SFR2-E1	2.26	% (a)	09/17/2038	7,083,301
8,000,000	FirstKey Homes Trust, Series 2021-SFR2-E2	2.36	% (a)	09/17/2038	7,060,607
34,891,000	FirstKey Homes Trust, Series 2021-SFR3-B	2.44	% (a)	12/17/2038	32,650,300
29,584,000	FirstKey Homes Trust, Series 2021-SFR3-C	2.54	% (a)	12/17/2038	27,434,793
22,626,000	FirstKey Homes Trust, Series 2021-SFR3-D	2.79	% (a)	12/17/2038	21,087,332
45,314,000	FirstKey Homes Trust, Series 2021-SFR3-E1	2.99	% (a)	12/17/2038	41,277,932
25,293,000	FirstKey Homes Trust, Series 2021-SFR3-E2	3.08	% (a)	12/17/2038	22,970,723
10,174,000	FirstKey Homes Trust, Series 2021-SFR3-F1	3.58	% (a)	12/17/2038	9,031,612
62,350,000	FMC GMSR Issuer Trust, Series 2020-GT1-A	4.45	% (a)(b)	01/25/2026	60,228,173
72,500,000	FMC GMSR Issuer Trust, Series 2021-GT1-A	3.62	% (a)(b)	07/25/2026	68,096,596
64,820,000	FMC GMSR Issuer Trust, Series 2021-GT2-A	3.85	% (a)(b)	10/25/2026	60,116,207
129,158,970	Fremont Home Loan Trust, Series 2006-D-1A1 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	0.60%		11/25/2036	87,130,215
7,750,000	FRTKL, Series 2021-SFR1-E1	2.37	% (a)	09/17/2038	6,963,728
6,650,000	FRTKL, Series 2021-SFR1-E2	2.52	% (a)	09/17/2038	5,954,719
2,751,000	GCAT LLC, Series 2019-NQM3-M1	3.45	% (a)(b)	11/25/2059	2,626,671
7,096,000	GCAT LLC, Series 2021-NQM2-M1	2.54	% (a)(b)	05/25/2066	6,529,196
8,405,000	GCAT LLC, Series 2021-NQM6-B1	4.42	% (a)(b)	08/25/2066	7,942,974
34,522,795	GE-WMC Mortgage Securities Trust, Series 2006-1-A2B (1 Month LIBOR USD + 0.30%, 0.30% Floor)	0.76%		08/25/2036	18,938,822
2,132,686	GMACM Mortgage Loan Trust, Series 2005-AR5-3A1	3.41	% (b)	09/19/2035	1,972,720
22,908,429	GreenPoint Mortgage Funding Trust, Series 2005-AR3-2A1 (1 Month LIBOR USD + 0.52%, 0.52% Floor, 10.50% Cap)	0.98%		08/25/2045	6,707,256
19,732,208	GreenPoint Mortgage Funding Trust, Series 2007-AR2-1A3 (1 Month LIBOR USD + 0.24%, 0.24% Floor)	0.70%		04/25/2047	19,003,847
931,346	GS Mortgage Securities Corporation, Series 2008-2R-1A1	4.04	% (a)(b)(c)	09/25/2036	421,486
134,396,722	GS Mortgage-Backed Securities Trust, Series 2020-RPL2-A1	1.75	% (a)(b)	05/25/2060	131,667,797
12,540,000	GS Mortgage-Backed Securities Trust, Series 2020-RPL2-M1	2.25	% (a)(b)	05/25/2060	12,302,179
10,237,000	GS Mortgage-Backed Securities Trust, Series 2020-RPL2-M2	2.75	% (a)(b)	05/25/2060	10,080,824
9,341,000	GS Mortgage-Backed Securities Trust, Series 2020-RPL2-M3	3.00	% (a)(b)	05/25/2060	8,973,871
31,841,110	GS Mortgage-Backed Securities Trust, Series 2020-RPL2-PT4	7.32	% (a)(b)	05/25/2060	33,924,442
124,891	GSAA Home Equity Trust, Series 2005-12-AF3	5.07	% (b)	09/25/2035	101,439
8,147,267	GSAA Home Equity Trust, Series 2006-10-AF3	5.98	% (b)	06/25/2036	2,884,650
5,831,138	GSAA Home Equity Trust, Series 2006-10-AF4	6.80%		06/25/2036	2,060,641
11,139,167	GSAA Home Equity Trust, Series 2006-15-AF4	6.46%		09/25/2036	4,023,060
1,772,679	GSAA Home Equity Trust, Series 2006-18-AF3A	5.77	% (b)	11/25/2036	714,890
4,090,657	GSAA Home Equity Trust, Series 2006-18-AF6	6.18%		11/25/2036	1,398,313
7,704,393	GSAA Home Equity Trust, Series 2006-19-A1 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	0.64%		12/25/2036	2,681,148
4,068,674	GSAA Home Equity Trust, Series 2007-10-A1A	6.00%		11/25/2037	3,066,198
2,523,955	GSAA Home Equity Trust, Series 2007-10-A2A	6.50%		11/25/2037	1,442,102
5,751,438	GSAA Home Equity Trust, Series 2007-7-A5 (1 Month LIBOR USD + 0.56%, 0.56% Floor)	1.02%		07/25/2037	3,420,831
17,819,684	GSAMP Trust, Series 2006-HE6-A3 (1 Month LIBOR USD + 0.15%, 0.15% Floor)	0.76%		08/25/2036	15,951,007
7,423,180	GSAMP Trust, Series 2007-H1-A2B (1 Month LIBOR USD + 0.20%, 0.20% Floor)	0.66%		01/25/2047	4,760,495
7,627,200	GSMPS Mortgage Loan Trust, Series 2005-RP2-1AF (1 Month LIBOR USD + 0.35%, 0.35% Floor)	0.81	% (a)	03/25/2035	7,318,866
7,627,200	GSMPS Mortgage Loan Trust, Series 2005-RP2-1AS	4.24	% (a)(b)(d)	03/25/2035	487,384
4,832,600	GSMPS Mortgage Loan Trust, Series 2005-RP3-1AF (1 Month LIBOR USD + 0.35%, 0.35% Floor, 9.50% Cap)	0.81	% (a)	09/25/2035	4,227,349
4,832,600	GSMPS Mortgage Loan Trust, Series 2005-RP3-1AS	4.02	% (a)(b)(d)	09/25/2035	292,827
18,636,105	GSMPS Mortgage Loan Trust, Series 2006-RP1-1AF1 (1 Month LIBOR USD + 0.35%, 0.35% Floor, 9.15% Cap)	0.81	% (a)	01/25/2036	15,762,747
18,636,105	GSMPS Mortgage Loan Trust, Series 2006-RP1-1AS	3.96	% (a)(b)(d)	01/25/2036	1,309,097
18,866,769	GSMSC Resecuritization Trust, Series 2014-3R-2B (1 Month LIBOR USD + 0.18%, 0.18% Floor)	0.37	% (a)	09/26/2036	11,671,630
818,553	GSR Mortgage Loan Trust, Series 2005-1F-1A2	5.50%		02/25/2035	805,928
1,761,761	GSR Mortgage Loan Trust, Series 2005-1F-3A3	6.00%		01/25/2035	1,720,873
255,229	GSR Mortgage Loan Trust, Series 2005-6F-3A5	6.00%		07/25/2035	260,880
2,665,278	GSR Mortgage Loan Trust, Series 2005-6F-3A9 (-1 x 1 Month LIBOR USD + 6.90%, 6.90% Cap)	6.44	% (d)(e)	07/25/2035	338,423
254,537	GSR Mortgage Loan Trust, Series 2005-6F-4A1 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.00% Cap)	0.96%		07/25/2035	245,583
131,066	GSR Mortgage Loan Trust, Series 2005-7F-3A1 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.00% Cap)	0.96%		09/25/2035	128,444
7,318,760	GSR Mortgage Loan Trust, Series 2005-8F-3A5	6.00%		11/25/2035	4,085,945
1,684,268	GSR Mortgage Loan Trust, Series 2005-8F-4A1	6.00%		11/25/2035	989,140
247,054	GSR Mortgage Loan Trust, Series 2006-1F-1A2	5.50%		02/25/2036	383,096
414,967	GSR Mortgage Loan Trust, Series 2006-2F-2A3	5.75%		02/25/2036	405,463
1,613,472	GSR Mortgage Loan Trust, Series 2006-2F-3A3	6.00%		02/25/2036	985,388
1,937,774	GSR Mortgage Loan Trust, Series 2006-2F-3A6	6.00%		02/25/2036	1,183,451
18,148,615	GSR Mortgage Loan Trust, Series 2006-5F-3A1	6.50%		06/25/2036	11,231,753
4,912,596	GSR Mortgage Loan Trust, Series 2006-6F-2A3	6.00%		07/25/2036	3,633,015
3,929,705	GSR Mortgage Loan Trust, Series 2006-7F-3A4	6.25%		08/25/2036	1,823,525
10,880,160	GSR Mortgage Loan Trust, Series 2006-9F-4A1	6.50%		10/25/2036	6,924,668
29,086,896	GSR Mortgage Loan Trust, Series 2006-OA1-3A1 (11th District Cost of Funds Index + 1.50%, 1.50% Floor)	1.72%		08/25/2046	11,315,105
302,517	GSR Mortgage Loan Trust, Series 2007-1F-2A2	5.50%		01/25/2037	524,600
704,924	GSR Mortgage Loan Trust, Series 2007-4F-1A1	5.00%		07/25/2037	994,890
12,915,143	GSR Mortgage Loan Trust, Series 2007-4F-3A11	6.00%		07/25/2037	10,675,851
45,729,111	GSR Mortgage Loan Trust, Series 2007-OA1-1A1 (1 Month LIBOR USD + 0.23%, 0.23% Floor)	0.69%		05/25/2037	29,347,265
469,442	HarborView Mortgage Loan Trust, Series 2005-14-3A1A	2.48	% (b)	12/19/2035	451,621
5,510,051	HarborView Mortgage Loan Trust, Series 2005-2-1A (1 Month LIBOR USD + 0.52%, 0.52% Floor)	0.97%		05/19/2035	2,282,352
23,153,149	HarborView Mortgage Loan Trust, Series 2005-8-1A1A (1 Month LIBOR USD + 0.62%, 0.62% Floor, 11.00% Cap)	1.07%		09/19/2035	13,713,969
44,379,659	HarborView Mortgage Loan Trust, Series 2005-8-2A1A (12 Month US Treasury Average + 1.55%, 1.55% Floor)	1.69%		09/19/2035	25,758,704
4,395,937	HarborView Mortgage Loan Trust, Series 2006-10-2A1A (1 Month LIBOR USD + 0.18%, 0.18% Floor)	0.34%		11/19/2036	4,261,143
6,923,284	HarborView Mortgage Loan Trust, Series 2006-11-A1A (1 Month LIBOR USD + 0.34%, 0.34% Floor)	0.79%		12/19/2036	6,360,549
36,166,508	HarborView Mortgage Loan Trust, Series 2006-14-1A1A (1 Month LIBOR USD + 0.18%, 0.18% Floor)	0.63%		01/25/2047	35,812,279
5,874,447	HarborView Mortgage Loan Trust, Series 2006-4-1A2A (1 Month LIBOR USD + 0.38%, 0.38% Floor)	0.83%		05/19/2046	3,265,908
63,209,695	HarborView Mortgage Loan Trust, Series 2006-8-1A1 (1 Month LIBOR USD + 0.40%)	0.65%		07/21/2036	39,300,325
8,499,314	HarborView Mortgage Loan Trust, Series 2006-BU1-1A1A (1 Month LIBOR USD + 0.42%, 0.42% Floor, 10.50% Cap)	0.87%		02/19/2046	7,751,088
15,798,785	HarborView Mortgage Loan Trust, Series 2007-7-1A1 (1 Month LIBOR USD + 1.00%, 10.50% Cap)	1.46%		10/25/2037	14,964,467
573,172	Home Equity Asset Trust, Series 2003-3-M1 (1 Month LIBOR USD + 1.29%, 1.29% Floor)	1.75%		08/25/2033	568,850
603,995	Home Equity Asset Trust, Series 2004-7-M2 (1 Month LIBOR USD + 0.99%, 0.99% Floor)	1.45%		01/25/2035	603,126
12,182,000	Home Equity Mortgage Loan Asset Backed Trust, Series 2006-B-2A4 (1 Month LIBOR USD + 0.56%, 0.56% Floor)	1.02%		06/25/2036	11,386,498
8,528,139	Home Equity Mortgage Loan Asset Backed Trust, Series 2006-D-2A4 (1 Month LIBOR USD + 0.24%, 0.24% Floor)	0.70%		11/25/2036	7,252,766
8,500,722	Home Equity Mortgage Loan Asset Backed Trust, Series 2007-B-1A1 (1 Month LIBOR USD + 0.19%, 0.19% Floor)	0.65%		07/25/2037	4,355,883
8,500,722	Home Equity Mortgage Loan Asset Backed Trust, Series 2007-B-1A2 (1 Month LIBOR USD + 0.19%, 0.19% Floor)	0.65%		07/25/2037	4,355,883
3,740,118	Home Partners of America Trust, Series 2019-2-C	3.02	% (a)	10/19/2039	3,458,191
3,978,849	Home Partners of America Trust, Series 2019-2-D	3.12	% (a)	10/19/2039	3,644,780
7,489,598	Home Partners of America Trust, Series 2019-2-E	3.32	% (a)	10/19/2039	6,849,472
504,168	HomeBanc Mortgage Trust, Series 2005-1-M2 (1 Month LIBOR USD + 0.74%, 0.74% Floor, 11.50% Cap)	1.19%		03/25/2035	442,460
10,350,000	HomeBanc Mortgage Trust, Series 2005-3-M5 (1 Month LIBOR USD + 1.85%, 1.85% Floor, 11.50% Cap)	2.30%		07/25/2035	10,117,362
13,161,000	Homeward Opportunities Fund Trust, Series 2020-1-B1	5.74	% (a)(b)	11/25/2059	13,186,398
13,276,000	Homeward Opportunities Fund Trust, Series 2020-1-B2	5.92	% (a)(b)	11/25/2059	13,332,394
28,994,000	Homeward Opportunities Fund Trust, Series 2020-2-B2	5.51	% (a)(b)	05/25/2065	29,652,112
65,217,791	Homeward Opportunities Fund Trust, Series 2020-BPL1-A1	3.23	% (a)(l)	08/25/2025	63,837,521
19,339,443	HSI Asset Loan Obligation Trust, Series 2007-2-3A6	6.00%		09/25/2037	8,747,750
385,758	HSI Asset Loan Obligation Trust, Series 2007-AR1-3A1	2.39	% (b)	01/25/2037	341,882
14,498,744	HSI Asset Loan Obligation Trust, Series 2007-WF1-A3	4.71	% (k)	12/25/2036	6,240,334
29,340,197	HSI Asset Securitization Corporation, Series 2006-HE1-1A1 (1 Month LIBOR USD + 0.28%, 0.28% Floor)	0.74%		10/25/2036	11,848,405
15,491,167	HSI Asset Securitization Corporation, Series 2007-NC1-A2 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	0.60%		04/25/2037	11,779,157
67,159,174	HSI Asset Securitization Corporation, Series 2007-NC1-A3 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	0.64%		04/25/2037	51,316,923
303,806	Impac CMB Trust, Series 2002-9F-A1	5.22%		12/25/2032	301,185
1,356,742	Impac Secured Assets Trust, Series 2007-1-A2 (1 Month LIBOR USD + 0.32%, 0.32% Floor, 11.50% Cap)	0.78%		03/25/2037	1,350,242
12,276,281	Impac Secured Assets Trust, Series 2007-3-A1B (1 Month LIBOR USD + 0.24%, 0.24% Floor, 11.50% Cap)	0.70%		09/25/2037	10,731,141
29,665,133	Imperial Fund Mortgage Trust, Series 2021-NQM4-A1	2.09	% (a)(b)	01/25/2057	28,091,463
15,338,851	Imperial Fund Mortgage Trust, Series 2021-NQM4-A2	2.30	% (a)(b)	01/25/2057	14,525,325
11,690,040	Imperial Fund Mortgage Trust, Series 2021-NQM4-A3	2.45	% (a)(b)	01/25/2057	10,974,776
3,198,448	IndyMac IMJA Mortgage Loan Trust, Series 2007-A1-A1	6.00%		08/25/2037	1,657,046
2,341,514	IndyMac IMJA Mortgage Loan Trust, Series 2007-A1-A7	6.00%		08/25/2037	1,213,087
7,567,950	IndyMac IMJA Mortgage Loan Trust, Series 2007-A2-1A1	6.00%		10/25/2037	4,801,435
11,521,016	IndyMac IMJA Mortgage Loan Trust, Series 2007-A2-2A3	6.50%		10/25/2037	7,945,810
18,753,432	IndyMac IMJA Mortgage Loan Trust, Series 2007-A2-3A1	7.00%		10/25/2037	7,787,374
16,292,624	IndyMac IMJA Mortgage Loan Trust, Series 2007-A3-A1	6.25%		11/25/2037	9,438,418
12,500,473	IndyMac IMJA Mortgage Loan Trust, Series 2007-A4-A1	6.25%		02/25/2038	5,532,519
29,332,804	IndyMac IMSC Mortgage Loan Trust, Series 2007-F1-2A1	6.50%		06/25/2037	10,615,026
294,591	IndyMac IMSC Mortgage Loan Trust, Series 2007-F2-1A2	6.00%		07/25/2037	277,280
25,073,052	IndyMac IMSC Mortgage Loan Trust, Series 2007-F2-2A1	6.50%		07/25/2037	11,642,489
3,412,376	IndyMac IMSC Mortgage Loan Trust, Series 2007-HOA1-A11 (1 Month LIBOR USD + 0.36%, 0.36% Floor)	0.82%		07/25/2047	2,628,488
897,582	IndyMac INDA Mortgage Loan Trust, Series 2006-AR2-1A1	2.60	% (b)	09/25/2036	690,913
1,005,116	IndyMac INDA Mortgage Loan Trust, Series 2006-AR2-4A1	2.79	% (b)	09/25/2036	918,812
9,191,723	IndyMac INDA Mortgage Loan Trust, Series 2006-AR3-1A1	2.92	% (b)	12/25/2036	8,598,432
3,358,930	IndyMac INDA Mortgage Loan Trust, Series 2007-AR1-3A1	2.83	% (b)	03/25/2037	3,243,800
2,431,963	IndyMac INDA Mortgage Loan Trust, Series 2007-AR3-3A1	2.65	% (b)	07/25/2037	2,395,099
6,268,464	IndyMac INDX Mortgage Loan Trust , Series 2005-AR15-A1	2.92	% (b)	09/25/2035	5,806,177
5,432,764	IndyMac INDX Mortgage Loan Trust , Series 2007-AR21-8A1	2.72	% (b)	09/25/2037	5,546,628
2,603,665	IndyMac INDX Mortgage Loan Trust, Series 2006-AR7-3A1	2.75	% (b)	05/25/2036	2,376,852
4,057,748	IndyMac INDX Mortgage Loan Trust, Series 2007-AR13-2A1	2.79	% (b)	07/25/2037	3,352,128
5,711,239	JP Morgan Alternative Loan Trust, Series 2005-S1-2A11	6.00%		12/25/2035	4,893,722
1,830,901	JP Morgan Alternative Loan Trust, Series 2005-S1-2A9	6.00%		12/25/2035	1,568,823
3,727,330	JP Morgan Alternative Loan Trust, Series 2006-A2-1A1 (1 Month LIBOR USD + 0.36%, 0.36% Floor, 11.50% Cap)	0.82%		05/25/2036	3,508,620
2,339,249	JP Morgan Alternative Loan Trust, Series 2006-S1-1A8	5.75%		03/25/2036	1,652,974
4,275,873	JP Morgan Alternative Loan Trust, Series 2006-S2-A4	6.69	% (k)	05/25/2036	4,289,605
9,524,771	JP Morgan Alternative Loan Trust, Series 2006-S4-A4	6.46%		12/25/2036	9,342,890
2,179,200	JP Morgan Mortgage Acquisition Corporation, Series 2005-WMC1-M4 (1 Month LIBOR USD + 0.90%, 0.90% Floor)	1.36%		09/25/2035	2,088,416
6,494,765	JP Morgan Mortgage Acquisition Trust, Series 2006-CH2-AF3	5.46	% (k)	09/25/2029	4,672,462
11,685,701	JP Morgan Mortgage Acquisition Trust, Series 2006-HE3-A1 (1 Month LIBOR USD + 0.28%, 0.28% Floor)	0.74%		11/25/2036	10,837,936
23,776,963	JP Morgan Mortgage Acquisition Trust, Series 2006-RM1-A3 (1 Month LIBOR USD + 0.24%, 0.24% Floor)	0.70%		08/25/2036	12,953,302
21,975,729	JP Morgan Mortgage Acquisition Trust, Series 2006-RM1-A4 (1 Month LIBOR USD + 0.36%, 0.36% Floor)	0.82%		08/25/2036	12,084,130
3,167,153	JP Morgan Mortgage Acquisition Trust, Series 2006-WF1-A5	6.91%		07/25/2036	1,238,179
4,690,147	JP Morgan Mortgage Acquisition Trust, Series 2006-WMC4-A1A (1 Month LIBOR USD + 0.13%, 0.13% Floor)	0.59%		12/25/2036	3,401,336
35,550,679	JP Morgan Mortgage Acquisition Trust, Series 2006-WMC4-A1B (1 Month LIBOR USD + 0.23%, 0.23% Floor)	0.69%		12/25/2036	2,869,398
19,081,466	JP Morgan Mortgage Acquisition Trust, Series 2007-CH1-AF5	4.65	% (k)	11/25/2036	19,144,378
9,690,000	JP Morgan Mortgage Acquisition Trust, Series 2007-CH3-M2 (1 Month LIBOR USD + 0.32%, 0.32% Floor)	0.78%		03/25/2037	9,039,953
224,074	JP Morgan Mortgage Trust, Series 2005-A6-5A1	2.21	% (b)	08/25/2035	221,387
4,166,463	JP Morgan Mortgage Trust, Series 2005-S1-1A2	6.50%		01/25/2035	4,383,294
415,522	JP Morgan Mortgage Trust, Series 2005-S2-2A13	5.50%		09/25/2035	389,829
1,051,629	JP Morgan Mortgage Trust, Series 2006-S2-3A3	6.00%		07/25/2036	577,125
3,397,956	JP Morgan Mortgage Trust, Series 2006-S2-3A5	6.25%		07/25/2036	1,959,759
1,788,668	JP Morgan Mortgage Trust, Series 2006-S3-1A2	6.00%		08/25/2036	991,336
7,424,894	JP Morgan Mortgage Trust, Series 2006-S3-1A21 (1 Month LIBOR USD + 0.38%, 0.38% Floor, 7.50% Cap)	0.84%		08/25/2036	1,149,932
7,424,894	JP Morgan Mortgage Trust, Series 2006-S3-1A22 (-1 x 1 Month LIBOR USD + 7.12%, 7.12% Cap)	6.66	% (d)(e)	08/25/2036	1,787,362
833,473	JP Morgan Mortgage Trust, Series 2006-S3-1A9	6.00%		08/25/2036	461,937
5,938,240	JP Morgan Mortgage Trust, Series 2006-S4-A3	6.00%		01/25/2037	3,406,378
2,472,921	JP Morgan Mortgage Trust, Series 2006-S4-A5	6.00%		01/25/2037	1,453,356
5,735,568	JP Morgan Mortgage Trust, Series 2006-S4-A8 (1 Month LIBOR USD + 0.38%, 0.38% Floor, 7.00% Cap)	0.84%		01/25/2037	1,950,993
5,735,568	JP Morgan Mortgage Trust, Series 2006-S4-A9 (-1 x 1 Month LIBOR USD + 6.62%, 6.62% Cap)	6.16	% (d)(e)	01/25/2037	1,456,245
733,793	JP Morgan Mortgage Trust, Series 2007-A2-2A1	2.90	% (b)	04/25/2037	664,798
2,895,979	JP Morgan Mortgage Trust, Series 2007-A3-3A2M	3.11	% (b)	05/25/2037	2,834,791
6,431,475	JP Morgan Mortgage Trust, Series 2007-S1-2A6	6.00%		03/25/2037	3,714,813
1,821,670	JP Morgan Mortgage Trust, Series 2007-S3-1A1	5.50%		08/25/2037	1,175,599
4,106,803	JP Morgan Mortgage Trust, Series 2007-S3-1A35	6.00%		08/25/2037	2,763,481
1,727,003	JP Morgan Mortgage Trust, Series 2007-S3-1A64	7.50%		08/25/2037	881,035
691,222	JP Morgan Mortgage Trust, Series 2007-S3-1A9	6.00%		08/25/2037	462,782
3,786,668	JP Morgan Mortgage Trust, Series 2007-S3-1A96	6.00%		08/25/2037	2,535,576
4,316,422	JP Morgan Mortgage Trust, Series 2007-S3-1A97	6.00%		08/25/2037	2,889,322
5,260,673	JP Morgan Resecuritization Trust, Series 2009-4-3A2	6.00	% (a)	02/26/2037	3,192,406
16,387,204	JP Morgan Resecuritization Trust, Series 2009-7-7A1	7.00	% (a)(b)(c)	09/27/2037	8,209,561
9,074,894	JP Morgan Resecuritization Trust, Series 2010-1-1A4	6.00	% (a)	02/26/2037	5,628,935
5,276,723	JP Morgan Resecuritization Trust, Series 2010-1-2A11	7.00	% (a)(b)	01/26/2037	3,007,811
17,522,762	Legacy Mortgage Asset Trust, Series 2019-GS5-A1	3.20	% (a)(l)	05/25/2059	17,529,042
29,406,000	Legacy Mortgage Asset Trust, Series 2019-GS5-A2	4.25	% (a)(l)	05/25/2059	29,454,820
138,524,609	Legacy Mortgage Asset Trust, Series 2019-RPL3-PT1	0.00	% (a)	06/25/2058	137,049,876
26,545,000	Legacy Mortgage Asset Trust, Series 2020-GS1-A2	4.00	% (a)(l)	10/25/2059	26,300,282
26,264,000	Legacy Mortgage Asset Trust, Series 2020-GS2-A2	4.00	% (a)(l)	03/25/2060	26,060,375
24,000,000	Legacy Mortgage Asset Trust, Series 2021-GS4-A2	3.55	% (a)(l)	11/25/2060	22,474,402
1,760,676	Lehman Mortgage Trust, Series 2005-2-3A5	5.50%		12/25/2035	1,208,911
1,170,884	Lehman Mortgage Trust, Series 2005-2-5A5	5.75%		12/25/2035	966,373
1,965,621	Lehman Mortgage Trust, Series 2005-3-2A1	6.00%		01/25/2036	1,951,168
167,380	Lehman Mortgage Trust, Series 2005-3-2A3	5.50%		01/25/2036	165,189
898,988	Lehman Mortgage Trust, Series 2005-3-2A7	6.00%		01/25/2036	889,934
1,035,993	Lehman Mortgage Trust, Series 2006-1-1A1 (1 Month LIBOR USD + 0.75%, 0.75% Floor, 5.50% Cap)	1.21%		02/25/2036	528,544
3,107,980	Lehman Mortgage Trust, Series 2006-1-1A2 (-1 x 1 Month LIBOR USD + 4.75%, 4.75% Cap)	4.29	% (d)(e)	02/25/2036	412,735
2,440,603	Lehman Mortgage Trust, Series 2006-1-3A1 (1 Month LIBOR USD + 0.75%, 0.75% Floor, 5.50% Cap)	1.21%		02/25/2036	1,893,474
2,440,603	Lehman Mortgage Trust, Series 2006-1-3A2 (-1 x 1 Month LIBOR USD + 4.75%, 4.75% Cap)	4.29	% (d)(e)	02/25/2036	189,682
1,572,459	Lehman Mortgage Trust, Series 2006-1-3A4	5.50%		02/25/2036	1,411,112
1,806,011	Lehman Mortgage Trust, Series 2006-4-1A3 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	4.94	% (d)(e)	08/25/2036	214,089
1,147,862	Lehman Mortgage Trust, Series 2006-4-1A4	6.00%		08/25/2036	1,099,356
5,543,532	Lehman Mortgage Trust, Series 2006-5-2A1 (1 Month LIBOR USD + 0.35%, 0.35% Floor, 7.50% Cap)	0.81%		09/25/2036	549,346
11,547,116	Lehman Mortgage Trust, Series 2006-5-2A2 (-1 x 1 Month LIBOR USD + 7.15%, 7.15% Cap)	6.69	% (d)(e)	09/25/2036	2,412,539
6,418,815	Lehman Mortgage Trust, Series 2006-6-3A9	5.50%		10/25/2036	5,391,980
419,559	Lehman Mortgage Trust, Series 2006-6-4A5	6.00%		12/25/2036	408,873
2,918,585	Lehman Mortgage Trust, Series 2006-7-2A2 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	0.91%		11/25/2036	809,532
10,580,424	Lehman Mortgage Trust, Series 2006-7-2A5 (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	6.09	% (d)(e)	11/25/2036	2,201,241
1,850,631	Lehman Mortgage Trust, Series 2006-9-1A19 (-5 x 1 Month LIBOR USD + 30.68%, 30.68% Cap)	28.58	% (e)	01/25/2037	2,398,776
2,016,435	Lehman Mortgage Trust, Series 2006-9-1A5 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 5.75% Cap)	1.06%		01/25/2037	1,165,483
6,023,459	Lehman Mortgage Trust, Series 2006-9-1A6 (-1 x 1 Month LIBOR USD + 5.15%, 5.15% Cap)	4.69	% (d)(e)	01/25/2037	708,081
3,466,532	Lehman Mortgage Trust, Series 2006-9-2A1 (1 Month LIBOR USD + 0.38%, 0.38% Floor, 7.00% Cap)	0.84%		01/25/2037	653,910
6,195,256	Lehman Mortgage Trust, Series 2006-9-2A2 (-1 x 1 Month LIBOR USD + 6.62%, 6.62% Cap)	6.16	% (d)(e)	01/25/2037	1,023,479
6,054,177	Lehman Mortgage Trust, Series 2007-10-2A1	6.50%		01/25/2038	2,881,564
21,671,300	Lehman Mortgage Trust, Series 2007-1-1A1 (1 Month LIBOR USD + 0.21%, 0.21% Floor)	0.67	% (a)	06/25/2037	17,368,178
6,481,401	Lehman Mortgage Trust, Series 2007-1-2A4 (1 Month LIBOR USD + 0.30%, 0.30% Floor)	0.76	% (a)	06/25/2037	5,117,279
1,596,064	Lehman Mortgage Trust, Series 2007-2-1A1	5.75%		02/25/2037	1,408,917
2,494,262	Lehman Mortgage Trust, Series 2007-4-2A11 (1 Month LIBOR USD + 0.33%, 0.33% Floor, 7.00% Cap)	0.79%		05/25/2037	798,616
10,935,033	Lehman Mortgage Trust, Series 2007-4-2A8 (-1 x 1 Month LIBOR USD + 6.67%, 6.67% Cap)	6.21	% (d)(e)	05/25/2037	2,010,921
805,294	Lehman Mortgage Trust, Series 2007-4-2A9 (1 Month LIBOR USD + 0.33%, 0.33% Floor, 7.00% Cap)	0.79%		05/25/2037	222,231
7,736,348	Lehman Mortgage Trust, Series 2007-5-11A1	4.63	% (b)	06/25/2037	5,984,213
771,170	Lehman Mortgage Trust, Series 2007-5-4A3 (-6 x 1 Month LIBOR USD + 40.08%, 40.08% Cap)	37.34	% (e)	08/25/2036	1,280,646
677,195	Lehman Mortgage Trust, Series 2007-5-7A3	7.50%		10/25/2036	400,224
112,930	Lehman Mortgage Trust, Series 2007-6-1A8	6.00%		07/25/2037	110,397
5,891,012	Lehman Mortgage Trust, Series 2007-9-2A2	6.50%		10/25/2037	2,604,181
3,420,180	Lehman Mortgage Trust, Series 2008-2-1A6	6.00%		03/25/2038	1,524,278
5,530,505	Lehman Trust, Series 2005-2-2A3B	5.94%		08/25/2035	5,333,994
1,606,208	Lehman Trust, Series 2005-4-2A3A	5.50%		10/25/2035	2,079,957
8,051,739	Lehman Trust, Series 2005-9N-2A1 (12 Month US Treasury Average + 1.06%, 1.06% Floor)	1.20%		02/25/2036	7,684,870
78	Lehman Trust, Series 2006-17-1A2 (1 Month LIBOR USD + 0.34%, 0.34% Floor)	0.80%		08/25/2046	302,349
7,356,578	Lehman Trust, Series 2006-3-A3 (1 Month LIBOR USD + 0.60%, 0.60% Floor)	1.06%		03/25/2036	7,334,284
7,782,512	Lehman Trust, Series 2006-5-1A1A (1 Month LIBOR USD + 0.42%, 0.42% Floor)	0.88%		04/25/2036	7,571,426
69,125	Lehman Trust, Series 2006-5-2A4A	6.39%		04/25/2036	84,987
9,118,243	Lehman Trust, Series 2006-GP3-1A1 (1 Month LIBOR USD + 0.40%, 0.40% Floor)	0.86%		06/25/2046	9,154,085
6,513,165	Lehman Trust, Series 2007-1-2A1	7.00	% (b)	02/25/2037	7,447,010
11,759,205	Lehman Trust, Series 2007-12N-1A3A (1 Month LIBOR USD + 0.20%, 0.20% Floor)	0.66%		07/25/2047	11,897,703
11,552,085	Lehman Trust, Series 2007-15N-4A1 (1 Month LIBOR USD + 0.90%, 0.90% Floor)	1.36%		08/25/2047	11,022,862
2,060,697	LHOME Mortgage Trust, Series 2019-RTL3-A1	3.87	% (a)	07/25/2024	2,061,865
15,720,258	LHOME Mortgage Trust, Series 2020-RTL1-A1	3.23	% (a)	10/25/2024	15,714,996
9,300,000	LHOME Mortgage Trust, Series 2021-RTL1-A2	2.86	% (a)(b)	09/25/2026	8,780,414
92,000,000	LHOME Mortgage Trust, Series 2021-RTL2-A1	2.09	% (a)(l)	06/25/2026	88,824,675
14,128,029	Long Beach Mortgage Loan Trust, Series 2006-2-2A4 (1 Month LIBOR USD + 0.58%, 0.58% Floor)	1.04%		03/25/2046	6,603,908
49,306,073	Long Beach Mortgage Loan Trust, Series 2006-3-2A3 (1 Month LIBOR USD + 0.36%, 0.36% Floor)	0.82%		05/25/2046	19,574,181
5,026,183	Long Beach Mortgage Loan Trust, Series 2006-3-2A4 (1 Month LIBOR USD + 0.54%, 0.54% Floor)	1.00%		05/25/2046	2,025,580
16,403,482	Long Beach Mortgage Loan Trust, Series 2006-5-2A4 (1 Month LIBOR USD + 0.48%, 0.48% Floor)	0.94%		06/25/2036	10,352,485
29,290,988	Long Beach Mortgage Loan Trust, Series 2006-6-1A (1 Month LIBOR USD + 0.29%, 0.29% Floor)	0.75%		07/25/2036	23,162,329
11,638,755	Long Beach Mortgage Loan Trust, Series 2006-WL1-M2 (1 Month LIBOR USD + 0.68%, 0.68% Floor)	1.13%		01/25/2046	10,936,077
3,238,161	Luminent Mortgage Trust, Series 2005-1-A1 (1 Month LIBOR USD + 0.52%, 0.52% Floor, 11.50% Cap)	0.98%		11/25/2035	3,182,071
3,146,652	MASTR Adjustable Rate Mortgages Trust, Series 2005-2-2A1	2.82	% (b)	03/25/2035	3,049,825
791,656	MASTR Adjustable Rate Mortgages Trust, Series 2005-6-5A1	2.68	% (b)	07/25/2035	753,628
5,496,310	MASTR Adjustable Rate Mortgages Trust, Series 2007-1-2A1	2.71	% (b)	11/25/2036	3,685,466
6,651,000	MASTR Alternative Loans Trust, Series 2004-9-M2	6.26%		08/25/2034	6,052,916
1,137,441	MASTR Alternative Loans Trust, Series 2005-2-3A1	6.00%		03/25/2035	1,140,046
103,621	MASTR Alternative Loans Trust, Series 2005-5-2A3	5.50%		07/25/2025	101,251
6,983,547	MASTR Alternative Loans Trust, Series 2005-5-3A1	5.75%		08/25/2035	4,653,972
1,792,597	MASTR Alternative Loans Trust, Series 2005-6-1A5	5.50%		12/25/2035	1,546,901
1,427,229	MASTR Alternative Loans Trust, Series 2006-3-1A2	6.25%		07/25/2036	1,033,178
1,397,676	MASTR Alternative Loans Trust, Series 2007-1-1A5	5.75%		10/25/2036	1,345,881
3,874,915	MASTR Alternative Loans Trust, Series 2007-1-2A7	6.00%		10/25/2036	1,694,360
3,001,752	MASTR Asset Backed Securities Trust, Series 2003-OPT1-M3 (1 Month LIBOR USD + 4.13%, 4.13% Floor)	4.58%		12/25/2032	2,977,918
7,469,534	MASTR Asset Backed Securities Trust, Series 2006-AM2-A3 (1 Month LIBOR USD + 0.34%, 0.34% Floor)	0.80%		06/25/2036	7,090,482
13,133,641	MASTR Asset Backed Securities Trust, Series 2007-HE1-A3 (1 Month LIBOR USD + 0.21%, 0.21% Floor)	0.67%		05/25/2037	12,831,975
14,012,616	MASTR Asset Backed Securities Trust, Series 2007-WMC1-A1 (1 Month LIBOR USD + 0.15%, 0.15% Floor)	0.60%		01/25/2037	5,163,080
2,067,384	MASTR Asset Securitization Trust, Series 2006-1-1A4	5.75%		05/25/2036	1,746,578
1,197,457	MASTR Asset Securitization Trust, Series 2006-2-1A11 (1 Month LIBOR USD + 6.00%, 6.00% Floor)	6.00%		06/25/2036	963,429
2,767,656	MASTR Asset Securitization Trust, Series 2007-1-1A3	6.25%		11/25/2037	1,581,754
15,025,281	MASTR Resecuritization Trust, Series 2008-1-A1	6.00	% (a)(b)(c)	09/27/2037	12,574,936
7,958,198	MASTR Resecuritization Trust, Series 2008-4-A1	6.00	% (a)(b)	06/27/2036	6,847,539
1,547,177	MASTR Seasoned Securitization Trust, Series 2005-2-1A4	6.00%		10/25/2032	1,578,666
549,923	MASTR Seasoned Securitization Trust, Series 2005-2-2A1 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 7.50% Cap)	0.86%		10/25/2032	524,654
21,869,377	Merrill Lynch Alternative Note Asset Trust, Series 2007-A3-A2A (1 Month LIBOR USD + 0.22%, 0.22% Floor)	0.68%		04/25/2037	10,490,484
11,215,033	Merrill Lynch Alternative Note Asset Trust, Series 2007-A3-A2B (1 Month LIBOR USD + 0.42%, 0.42% Floor)	0.88%		04/25/2037	5,493,241
15,544,168	Merrill Lynch Alternative Note Asset Trust, Series 2007-A3-A2C (1 Month LIBOR USD + 0.64%, 0.64% Floor)	1.10%		04/25/2037	7,726,375
13,687,660	Merrill Lynch Alternative Note Asset Trust, Series 2007-F1-2A4 (1 Month LIBOR USD + 0.32%, 0.32% Floor, 7.00% Cap)	0.78%		03/25/2037	3,335,361
13,687,660	Merrill Lynch Alternative Note Asset Trust, Series 2007-F1-2A5 (-1 x 1 Month LIBOR USD + 6.68%, 6.68% Cap)	6.22	% (d)(e)	03/25/2037	3,006,177
30,693,396	Merrill Lynch Alternative Note Asset Trust, Series 2007-OAR5-1A1	2.19	% (b)	10/25/2047	12,550,757
2,647,158	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-H1-1A2 (1 Month LIBOR USD + 3.50%, 3.50% Floor)	3.96%		10/25/2037	2,555,353
20,473,528	Merrill Lynch Mortgage Investors Trust, Series 2005-AR1-M2 (1 Month LIBOR USD + 1.01%, 1.01% Floor)	1.46%		06/25/2036	19,503,745
632,061	Merrill Lynch Mortgage Investors Trust, Series 2006-3-1A	2.17	% (b)	10/25/2036	640,430
8,463,793	Merrill Lynch Mortgage Investors Trust, Series 2006-AR1-A2C (1 Month LIBOR USD + 0.32%, 0.32% Floor)	0.78	% (a)	03/25/2037	3,288,635
884,608	Merrill Lynch Mortgage Investors Trust, Series 2006-F1-1A2	6.00%		04/25/2036	569,182
24,952,859	Merrill Lynch Mortgage Investors Trust, Series 2006-FM1-A1 (1 Month LIBOR USD + 0.30%, 0.30% Floor)	0.76%		04/25/2037	17,508,106
10,972,390	Merrill Lynch Mortgage Investors Trust, Series 2006-HE3-A4 (1 Month LIBOR USD + 0.50%, 0.50% Floor)	0.96%		06/25/2037	3,854,578
7,848,816	Merrill Lynch Mortgage Investors Trust, Series 2006-HE4-A2B (1 Month LIBOR USD + 0.20%, 0.20% Floor)	0.66%		07/25/2037	2,293,400
87,908,434	Merrill Lynch Mortgage Investors Trust, Series 2007-HE2-A1 (1 Month LIBOR USD + 0.50%, 0.50% Floor)	0.96%		02/25/2037	51,790,515
9,379,486	Merrill Lynch Mortgage Investors Trust, Series 2007-HE3-A1 (1 Month LIBOR USD + 0.07%, 0.07% Floor)	0.60%		04/25/2047	4,877,340
8,002,128	Merrill Lynch Mortgage Investors Trust, Series 2007-HE3-A3 (1 Month LIBOR USD + 0.19%, 0.19% Floor)	0.84%		04/25/2047	4,168,101
3,351,766	Merrill Lynch Mortgage Investors Trust, Series 2007-HE3-A4 (1 Month LIBOR USD + 0.27%, 0.27% Floor)	1.00%		04/25/2047	1,747,370
59,672,777	Merrill Lynch Mortgage Investors Trust, Series 2007-MLN1-A1 (1 Month LIBOR USD + 0.25%, 0.25% Floor)	0.71%		03/25/2037	53,545,779
32,799,281	MFA LLC, Series 2021-NPL1-A1	2.36	% (a)(l)	03/25/2060	32,117,719
18,096,231	Morgan Stanley Capital Trust, Series 2006-HE7-A2C (1 Month LIBOR USD + 0.16%, 0.16% Floor)	0.62%		09/25/2036	9,525,619
24,013,115	Morgan Stanley Capital Trust, Series 2006-HE7-A2D (1 Month LIBOR USD + 0.23%, 0.23% Floor)	0.69%		09/25/2036	12,783,843
13,128,325	Morgan Stanley Capital Trust, Series 2006-NC2-M1 (1 Month LIBOR USD + 0.54%, 0.54% Floor)	1.00%		02/25/2036	13,749,264
6,373,992	Morgan Stanley Capital Trust, Series 2007-HE4-A1 (1 Month LIBOR USD + 0.13%, 0.13% Floor)	0.59	% (a)	02/25/2037	3,285,510
27,349,895	Morgan Stanley Home Equity Loan Trust, Series 2007-1-A4 (1 Month LIBOR USD + 0.22%, 0.22% Floor)	0.68%		12/25/2036	16,466,554
5,376,921	Morgan Stanley IXIS Real Estate Capital Trust, Series 2006-2-AFPT (1 Month LIBOR USD + 0.07%, 0.07% Floor)	0.53%		11/25/2036	2,245,322
697,199	Morgan Stanley Mortgage Loan Trust, Series 2005-10-1A1 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 5.75% Cap)	1.16%		12/25/2035	478,887
1,746,806	Morgan Stanley Mortgage Loan Trust, Series 2005-10-1A6	5.75%		12/25/2035	1,539,598
2,172,624	Morgan Stanley Mortgage Loan Trust, Series 2005-10-2A1	5.26	% (b)	12/25/2035	2,085,934
4,678,003	Morgan Stanley Mortgage Loan Trust, Series 2006-11-1A6	6.73%		08/25/2036	1,285,764
7,022,384	Morgan Stanley Mortgage Loan Trust, Series 2006-11-2A1	6.00%		08/25/2036	4,232,242
6,990,593	Morgan Stanley Mortgage Loan Trust, Series 2006-16AX-2A2 (1 Month LIBOR USD + 0.34%, 0.34% Floor)	0.80%		11/25/2036	2,585,332
5,502,785	Morgan Stanley Mortgage Loan Trust, Series 2006-17XS-A3A	6.15%		10/25/2046	2,204,507
1,870,753	Morgan Stanley Mortgage Loan Trust, Series 2006-17XS-A6	6.08%		10/25/2046	652,953
2,089,357	Morgan Stanley Mortgage Loan Trust, Series 2006-2-2A3	5.75%		02/25/2036	1,975,212
16,781,637	Morgan Stanley Mortgage Loan Trust, Series 2006-7-3A	5.15	% (b)	06/25/2036	13,310,819
1,736,364	Morgan Stanley Mortgage Loan Trust, Series 2006-7-4A4	6.00%		06/25/2036	1,217,688
1,757,768	Morgan Stanley Mortgage Loan Trust, Series 2006-7-4A7	6.00%		06/25/2036	1,232,698
2,893,837	Morgan Stanley Mortgage Loan Trust, Series 2007-13-6A1	6.00%		10/25/2037	2,142,382
4,495,801	Morgan Stanley Mortgage Loan Trust, Series 2007-14AR-2A3	2.32	% (b)	10/25/2037	3,322,362
3,040,653	Morgan Stanley Mortgage Loan Trust, Series 2007-1XS-2A3	5.92	% (k)	09/25/2046	1,021,199
2,049,593	Morgan Stanley Mortgage Loan Trust, Series 2007-1XS-2A4A	6.08	% (k)	09/25/2046	817,664
397,946	Morgan Stanley Mortgage Loan Trust, Series 2007-3XS-1A2A	5.62	% (k)	01/25/2047	384,762
5,568,657	Morgan Stanley Mortgage Loan Trust, Series 2007-3XS-2A3S	5.86	% (k)	01/25/2047	2,745,410
3,257,139	Morgan Stanley Mortgage Loan Trust, Series 2007-3XS-2A4S	5.96	% (k)	01/25/2047	1,605,519
4,986,401	Morgan Stanley Re-Remic Trust, Series 2010-R5-4B	2.24	% (a)(k)	06/26/2036	4,512,262
7,486,313	Morgan Stanley Re-Remic Trust, Series 2010-R5-5B	1.26	% (a)(k)	01/26/2037	7,096,251
10,263,905	Morgan Stanley Re-Remic Trust, Series 2010-R9-3C	6.00	% (a)(b)	11/26/2036	9,538,515
686,426	Morgan Stanley Re-Remic Trust, Series 2011-R1-1A	5.94	% (a)(b)	02/26/2037	695,750
8,319,069	Morgan Stanley Re-Remic Trust, Series 2012-R4-1B	0.34	% (a)(b)	08/26/2036	7,569,919
7,683,425	Morgan Stanley Re-Remic Trust, Series 2013-R2-1B	2.65	% (a)(b)(c)	10/26/2036	6,751,256
4,608,873	Morgan Stanley Resecuritization Trust, Series 2014-R7-B1	3.73	% (a)(b)	01/26/2051	4,676,552
4,635,853	Morgan Stanley Resecuritization Trust, Series 2014-R7-B2	3.73	% (a)(f)	01/26/2051	4,669,059
28,447,134	Morgan Stanley Residential Mortgage Loan Trust, Series 2020-RPL1-A1	2.69	% (a)(b)	10/25/2060	27,710,325
10,092,480	New Century Alternative Mortgage Loan Trust, Series 2006-ALT1-AF3	6.17	% (b)	07/25/2036	3,180,008
12,507,676	New Century Alternative Mortgage Loan Trust, Series 2006-ALT2-AF5	4.77%		10/25/2036	3,534,366
17,829,000	New Century Home Equity Loan Trust, Series 2005-4-M5 (1 Month LIBOR USD + 1.02%, 1.02% Floor, 12.50% Cap)	1.48%		09/25/2035	17,492,435
12,500,000	New Century Home Equity Loan Trust, Series 2006-1-A2C (1 Month LIBOR USD + 0.56%, 0.56% Floor, 12.50% Cap)	1.02%		05/25/2036	11,456,490
62,504,400	New Residential Mortgage Loan Trust, Series 2020-RPL1-M1	3.25	% (a)(b)	11/25/2059	60,099,343
16,345,550	New Residential Mortgage Loan Trust, Series 2020-RPL1-M2	3.50	% (a)(b)	11/25/2059	15,473,518
282,852	New York Mortgage Trust, Series 2005-2-A (1 Month LIBOR USD + 0.66%, 0.66% Floor, 10.50% Cap)	0.79%		08/25/2035	276,083
43,282	Nomura Asset Acceptance Corporation, Series 2005-AP1-2A5	5.36%		02/25/2035	43,043
13,361,666	Nomura Asset Acceptance Corporation, Series 2006-AF1-1A2	6.16	% (b)	05/25/2036	3,941,466
2,715,329	Nomura Asset Acceptance Corporation, Series 2006-AF1-1A3	6.41	% (b)	05/25/2036	800,411
14,919,789	Nomura Asset Acceptance Corporation, Series 2006-AP1-A2	5.52	% (b)	01/25/2036	5,910,807
2,521,759	Nomura Asset Acceptance Corporation, Series 2006-AP1-A3	5.65	% (b)	01/25/2036	998,758
1,225,071	Nomura Asset Acceptance Corporation, Series 2006-WF1-A2	5.76	% (b)	06/25/2036	444,269
15,523,314	Nomura Home Equity Loan, Inc., Series 2006-AF1-A2	5.80	% (k)	10/25/2036	4,844,421
2,689,090	Nomura Home Equity Loan, Inc., Series 2007-1-1A1	6.06	% (k)	02/25/2037	975,992
13,403,046	Nomura Home Equity Loan, Inc., Series 2007-1-1A3	5.99	% (k)	02/25/2037	4,865,310
2,897,047	Nomura Resecuritization Trust, Series 2014-1R-6A7	7.01	% (a)(b)	08/26/2036	2,707,077
5,105,785	Nomura Resecuritization Trust, Series 2014-2R-4A9	4.32	% (a)(k)	07/26/2036	4,803,711
6,963,095	Nomura Resecuritization Trust, Series 2015-4R-5A2 (1 Month LIBOR USD + 0.43%, 0.43% Floor)	2.27	% (a)(f)	03/26/2036	5,988,816
13,412,335	NovaStar Mortgage Funding Trust, Series 2005-3-M4 (1 Month LIBOR USD + 0.89%, 0.89% Floor, 11.00% Cap)	1.34%		01/25/2036	12,912,613
8,022,165	NovaStar Mortgage Funding Trust, Series 2006-3-A2C (1 Month LIBOR USD + 0.32%, 0.32% Floor, 11.00% Cap)	0.78%		10/25/2036	5,668,541
71,650,036	NRZ Excess Spread-Collateralized Notes, Series 2020-PLS1-A	3.84	% (a)	12/25/2025	69,826,564
67,145,646	NRZ Excess Spread-Collateralized Notes, Series 2021-FHT1-A	3.10	% (a)	07/25/2026	63,587,108
9,694,000	OBX Trust, Series 2021-NQM3-M1	2.33	% (a)(b)	07/25/2061	8,765,747
890,743	Option One Mortgage Loan Trust, Series 2004-3-M3 (1 Month LIBOR USD + 0.98%, 0.98% Floor)	1.43%		11/25/2034	868,825
6,264,837	Option One Mortgage Loan Trust, Series 2007-1-2A3 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	0.60%		01/25/2037	4,408,302
61,971,924	Option One Mortgage Loan Trust, Series 2007-6-1A1 (1 Month LIBOR USD + 0.19%, 0.19% Floor)	0.65%		07/25/2037	57,418,556
10,080,000	People’s Choice Home Loan Securities Trust, Series 2005-1-M5 (1 Month LIBOR USD + 1.50%, 1.50% Floor, 15.00% Cap)	1.96%		01/25/2035	8,638,025
3,628,683	PHH Alternative Mortgage Trust, Series 2007-1-1A1 (1 Month LIBOR USD + 0.32%, 0.32% Floor, 10.10% Cap)	0.78%		02/25/2037	2,800,959
8,020,358	PHH Alternative Mortgage Trust, Series 2007-2-2A1	6.00%		05/25/2037	7,654,575
3,742,430	PHH Alternative Mortgage Trust, Series 2007-2-2A2	6.00%		05/25/2037	3,571,749
257,810	PHH Alternative Mortgage Trust, Series 2007-2-3A1	6.00%		05/25/2037	252,938
45,360,103	PMT Credit Risk Transfer Trust 2019-2R, Series 2019-2R-A (1 Month LIBOR USD + 2.75%, 2.75% Floor)	3.20	% (a)	05/27/2023	45,022,964
12,746,557	PMT Credit Risk Transfer Trust, Series 2019-3R-A (1 Month LIBOR USD + 2.70%, 2.70% Floor)	3.15	% (a)	10/27/2022	12,727,613
37,570,494	PMT Credit Risk Transfer Trust, Series 2020-1R-A (1 Month LIBOR USD + 2.35%, 2.35% Floor)	2.80	% (a)	02/27/2023	37,463,644
84,932,815	PMT Credit Risk Transfer Trust, Series 2021-1R-A (1 Month LIBOR USD + 2.90%, 2.90% Floor)	3.36	% (a)	02/27/2024	85,434,479
67,663,000	PMT Credit Risk Transfer Trust, Series 2021-FT1-A (1 Month LIBOR USD + 3.00%, 3.00% Floor)	3.46	% (a)	03/25/2026	66,524,042
17,500,000	PNMAC GMSR Trust, Series 2018-FT1-A (1 Month LIBOR USD + 2.35%)	2.81	% (a)	04/25/2023	17,294,121
1,200,000	PNMAC GMSR Trust, Series 2018-GT1-A (1 Month LIBOR USD + 2.85%, 2.85% Floor)	3.31	% (a)	02/25/2023	1,195,523
143,540,155	PR Mortgage Loan Trust, Series 2014-1-APT	5.90	% (a)(b)	10/25/2049	139,950,130
71,290,930	Pretium Mortgage Credit Partners LLC, Series 2021-NPL1-A1	2.24	% (a)(l)	09/27/2060	68,847,533
32,773,089	Pretium Mortgage Credit Partners LLC, Series 2021-NPL5-A1	2.49	% (a)(l)	10/25/2051	32,153,579
27,840,709	Pretium Mortgage Credit Partners LLC, Series 2021-RN2-A1	1.74	% (a)(l)	07/25/2051	26,511,343
41,590,437	Pretium Mortgage Credit Partners LLC, Series 2021-RN4-A1	2.49	% (a)(b)	10/25/2051	40,699,404
6,240,163	Prime Mortgage Trust, Series 2006-DR1-2A1	5.50	% (a)	05/25/2035	5,791,430
3,216,623	Prime Mortgage Trust, Series 2006-DR1-2A2	6.00	% (a)	05/25/2035	2,971,125
57,832,000	Progress Residential Trust, Series 2021-SFR10-E1	3.57	% (a)	12/17/2040	53,172,597
24,000,000	Progress Residential Trust, Series 2021-SFR10-E2	3.67	% (a)	12/17/2040	21,938,911
13,000,000	Progress Residential Trust, Series 2021-SFR10-F	4.61	% (a)	12/17/2040	12,045,484
29,000,000	Progress Residential Trust, Series 2021-SFR2-E1	2.55	% (a)	04/19/2038	26,350,777
20,000,000	Progress Residential Trust, Series 2021-SFR2-E2	2.65	% (a)	04/19/2038	18,112,394
62,271,000	Progress Residential Trust, Series 2021-SFR2-F	3.40	% (a)	04/19/2038	56,952,702
7,000,000	Progress Residential Trust, Series 2021-SFR5-E1	2.21	% (a)	07/17/2038	6,266,747
25,000,000	Progress Residential Trust, Series 2021-SFR8-E1	2.38	% (a)	10/17/2038	22,118,160
23,900,000	Progress Residential Trust, Series 2021-SFR8-E2	2.53	% (a)	10/17/2038	21,003,810
19,900,000	Progress Residential Trust, Series 2021-SFR8-F	3.18	% (a)	10/17/2038	17,714,303
5,500,000	PRPM LLC, Series 2020-4-A2	3.44	% (a)(l)	10/25/2025	5,356,023
233,376,342	PRPM LLC, Series 2021-10-A1	2.49	% (a)(l)	10/25/2026	224,673,365
124,104,230	PRPM LLC, Series 2021-11-A1	2.49	% (a)(l)	11/25/2026	119,067,050
113,933,894	PRPM LLC, Series 2021-2-A1	2.12	% (a)(b)	03/25/2026	110,691,609
7,100,000	PRPM LLC, Series 2021-2-A2	3.77	% (a)(b)	03/25/2026	6,778,741
65,209,537	PRPM LLC, Series 2021-6-A1	1.79	% (a)(l)	07/25/2026	62,133,616
50,792,243	PRPM LLC, Series 2021-7-A1	1.87	% (a)(l)	08/25/2026	48,288,754
14,662,467	RAMP Series Trust, Series 2006-RS3-A4 (1 Month LIBOR USD + 0.30%, 0.30% Floor, 14.00% Cap)	1.06%		05/25/2036	13,800,549
3,712,798	RAMP Series Trust, Series 2006-RS6-A4 (1 Month LIBOR USD + 0.54%, 0.54% Floor)	1.00%		11/25/2036	3,436,281
3,860,296	RASC Trust, Series 2005-KS4-M5 (1 Month LIBOR USD + 1.20%, 1.80% Floor)	2.26%		05/25/2035	3,786,766
14,320,332	RBSGC Structured Trust, Series 2008-B-A1	6.00	% (a)	06/25/2037	13,411,759
16,975,784	RBSSP Resecuritization Trust , Series 2009-12-20A2	2.95	% (a)(b)	12/25/2035	16,069,209
2,947,758	RBSSP Resecuritization Trust, Series 2009-12-17A2	2.40	% (a)(b)	10/25/2035	2,923,709
3,213,519	RBSSP Resecuritization Trust, Series 2010-4-7A2	6.00	% (a)	07/26/2037	1,970,777
58,340,686	Redwood Funding Trust, Series 2019-1-PT	4.21	% (a)(l)	09/27/2024	58,188,008
5,426,527	Renaissance Home Equity Loan Trust, Series 2006-1-AF6	5.75	% (k)	05/25/2036	3,347,756
2,072,976	Renaissance Home Equity Loan Trust, Series 2006-2-AF5	6.25	% (k)	08/25/2036	1,105,537
17,392,166	Renaissance Home Equity Loan Trust, Series 2006-3-AF3	5.59	% (k)	11/25/2036	7,940,486
18,057,122	Renaissance Home Equity Loan Trust, Series 2006-3-AF4	5.81	% (k)	11/25/2036	8,561,763
2,935,126	Renaissance Home Equity Loan Trust, Series 2006-3-AF5	6.12	% (k)	11/25/2036	1,462,189
10,326,283	Renaissance Home Equity Loan Trust, Series 2006-4-AF4	5.47	% (k)	01/25/2037	4,749,721
20,334,553	Renaissance Home Equity Loan Trust, Series 2006-4-AF5	5.69	% (k)	01/25/2037	9,715,729
8,192,822	Renaissance Home Equity Loan Trust, Series 2007-1-AF1	5.74	% (k)	04/25/2037	3,049,184
5,779,950	Renaissance Home Equity Loan Trust, Series 2007-1-AF1Z	5.35	% (k)	04/25/2037	2,027,054
3,486,895	Renaissance Home Equity Loan Trust, Series 2007-1-AF2	5.51	% (k)	04/25/2037	1,247,081
5,072,268	Renaissance Home Equity Loan Trust, Series 2007-1-AF3	5.61	% (k)	04/25/2037	1,846,112
2,781,357	Renaissance Home Equity Loan Trust, Series 2007-1-AF4	5.76	% (k)	04/25/2037	1,038,500
8,232,817	Renaissance Home Equity Loan Trust, Series 2007-1-AF5	5.91	% (k)	04/25/2037	3,151,068
17,696,892	Renaissance Home Equity Loan Trust, Series 2007-2-AF2	5.68	% (k)	06/25/2037	6,571,380
22,755,581	Renaissance Home Equity Loan Trust, Series 2007-2-AF5	6.20	% (k)	06/25/2037	9,355,299
17,598,696	Residential Accredit Loans, Inc., Series 2005-QA11-4A1	3.66	% (b)	10/25/2035	14,155,886
9,174,574	Residential Accredit Loans, Inc., Series 2005-QA13-2A1	3.97	% (b)	12/25/2035	8,466,488
6,671,267	Residential Accredit Loans, Inc., Series 2005-QA3-CB1	3.30	% (b)	03/25/2035	3,073,515
224,450	Residential Accredit Loans, Inc., Series 2005-QS12-A11 (-11 x 1 Month LIBOR USD + 51.15%, 51.15% Cap)	46.13	% (e)	08/25/2035	297,125
887,634	Residential Accredit Loans, Inc., Series 2005-QS13-1A6	5.50%		09/25/2035	824,553
1,838,957	Residential Accredit Loans, Inc., Series 2005-QS13-2A1 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 5.75% Cap)	1.16%		09/25/2035	1,561,743
7,539,725	Residential Accredit Loans, Inc., Series 2005-QS13-2A2 (-1 x 1 Month LIBOR USD + 5.05%, 5.05% Cap)	4.59	% (d)(e)	09/25/2035	604,383
5,149,907	Residential Accredit Loans, Inc., Series 2005-QS14-2A1	6.00%		09/25/2035	2,414,677
1,399,508	Residential Accredit Loans, Inc., Series 2005-QS15-2A	6.00%		10/25/2035	1,368,698
1,711,898	Residential Accredit Loans, Inc., Series 2005-QS15-3A	6.00%		10/25/2035	1,638,063
1,706,936	Residential Accredit Loans, Inc., Series 2005-QS16-A1 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 5.50% Cap)	1.16%		11/25/2035	1,442,995
1,706,641	Residential Accredit Loans, Inc., Series 2005-QS16-A2 (-1 x 1 Month LIBOR USD + 4.80%, 4.80% Cap)	4.34	% (d)(e)	11/25/2035	128,832
972,475	Residential Accredit Loans, Inc., Series 2005-QS17-A1	6.00%		12/25/2035	942,335
1,006,257	Residential Accredit Loans, Inc., Series 2005-QS17-A10	6.00%		12/25/2035	975,070
2,818,439	Residential Accredit Loans, Inc., Series 2005-QS17-A11	6.00%		12/25/2035	2,731,086
2,003,258	Residential Accredit Loans, Inc., Series 2005-QS17-A2 (1 Month LIBOR USD + 0.85%, 0.85% Floor, 6.00% Cap)	1.31%		12/25/2035	1,695,242
2,003,258	Residential Accredit Loans, Inc., Series 2005-QS17-A4 (-1 x 1 Month LIBOR USD + 5.15%, 5.15% Cap)	4.69	% (d)(e)	12/25/2035	171,332
1,611,883	Residential Accredit Loans, Inc., Series 2005-QS17-A6	6.00%		12/25/2035	1,561,925
730,106	Residential Accredit Loans, Inc., Series 2005-QS5-A3	5.70%		04/25/2035	681,138
2,461,677	Residential Accredit Loans, Inc., Series 2006-QS10-A1	6.00%		08/25/2036	2,362,270
756,990	Residential Accredit Loans, Inc., Series 2006-QS10-A4	5.75%		08/25/2036	719,208
5,214,243	Residential Accredit Loans, Inc., Series 2006-QS11-1A1	6.50%		08/25/2036	4,914,034
1,220,362	Residential Accredit Loans, Inc., Series 2006-QS12-1A1	6.50%		09/25/2036	748,253
2,040,725	Residential Accredit Loans, Inc., Series 2006-QS12-2A18	5.75%		09/25/2036	1,886,893
3,327,229	Residential Accredit Loans, Inc., Series 2006-QS14-A18	6.25%		11/25/2036	3,105,896
1,514,842	Residential Accredit Loans, Inc., Series 2006-QS15-A1	6.50%		10/25/2036	1,437,252
596,572	Residential Accredit Loans, Inc., Series 2006-QS16-A10	6.00%		11/25/2036	559,952
2,121,316	Residential Accredit Loans, Inc., Series 2006-QS16-A11	6.00%		11/25/2036	1,991,053
619,236	Residential Accredit Loans, Inc., Series 2006-QS16-A7	6.00%		11/25/2036	581,225
669,157	Residential Accredit Loans, Inc., Series 2006-QS16-A8	6.00%		11/25/2036	628,082
264,798	Residential Accredit Loans, Inc., Series 2006-QS16-A9	6.00%		11/25/2036	248,544
1,215,584	Residential Accredit Loans, Inc., Series 2006-QS17-A4	6.00%		12/25/2036	1,129,070
6,753,257	Residential Accredit Loans, Inc., Series 2006-QS17-A5	6.00%		12/25/2036	6,272,623
765,315	Residential Accredit Loans, Inc., Series 2006-QS1-A6 (-8 x 1 Month LIBOR USD + 42.86%, 42.86% Cap)	39.36	% (e)	01/25/2036	1,022,341
5,139,476	Residential Accredit Loans, Inc., Series 2006-QS3-1A11	6.00%		03/25/2036	4,895,032
1,190,543	Residential Accredit Loans, Inc., Series 2006-QS4-A8 (-8 x 1 Month LIBOR USD + 5143.00%, 0.10% Floor, 8.00% Cap)	8.00	% (e)	04/25/2036	1,075,633
4,708,863	Residential Accredit Loans, Inc., Series 2006-QS4-A9	6.00%		04/25/2036	4,473,680
2,995,156	Residential Accredit Loans, Inc., Series 2006-QS5-A3	6.00%		05/25/2036	2,843,475
8,926,690	Residential Accredit Loans, Inc., Series 2006-QS5-A4	6.00%		05/25/2036	8,474,626
1,474,850	Residential Accredit Loans, Inc., Series 2006-QS6-1A16	6.00%		06/25/2036	1,400,215
2,139,687	Residential Accredit Loans, Inc., Series 2006-QS6-1A2	6.00%		06/25/2036	2,031,408
4,230,733	Residential Accredit Loans, Inc., Series 2006-QS8-A1	6.00%		08/25/2036	3,978,443
7,336,708	Residential Accredit Loans, Inc., Series 2006-QS8-A5 (-1 x 1 Month LIBOR USD + 5.55%, 5.55% Cap)	5.09	% (d)(e)	08/25/2036	709,362
2,742,704	Residential Accredit Loans, Inc., Series 2006-QS9-1A6 (-1 x 1 Month LIBOR USD + 5.30%, 5.30% Cap)	4.84	% (d)(e)	07/25/2036	286,662
23,666,348	Residential Accredit Loans, Inc., Series 2007-QA5-1A1	5.21	% (b)	09/25/2037	18,922,745
25,508,267	Residential Accredit Loans, Inc., Series 2007-QH5-AII (1 Month LIBOR USD + 0.46%, 0.46% Floor)	0.92%		06/25/2037	11,833,007
11,617,759	Residential Accredit Loans, Inc., Series 2007-QH7-2A1 (1 Month LIBOR USD + 0.60%, 0.60% Floor)	1.06%		08/25/2037	11,070,537
27,328,658	Residential Accredit Loans, Inc., Series 2007-QS10-A1	6.50%		09/25/2037	25,818,613
2,695,828	Residential Accredit Loans, Inc., Series 2007-QS11-A1	7.00%		10/25/2037	2,479,759
9,083,216	Residential Accredit Loans, Inc., Series 2007-QS1-1A2 (-1 x 1 Month LIBOR USD + 5.45%, 5.45% Cap)	4.99	% (d)(e)	01/25/2037	1,049,339
914,322	Residential Accredit Loans, Inc., Series 2007-QS1-1A4	6.00%		01/25/2037	854,435
2,244,018	Residential Accredit Loans, Inc., Series 2007-QS1-2A10	6.00%		01/25/2037	2,051,052
3,195,318	Residential Accredit Loans, Inc., Series 2007-QS2-A6	6.25%		01/25/2037	2,976,606
15,597,005	Residential Accredit Loans, Inc., Series 2007-QS3-A1	6.50%		02/25/2037	14,836,399
2,487,040	Residential Accredit Loans, Inc., Series 2007-QS3-A4	6.25%		02/25/2037	2,321,704
4,090,487	Residential Accredit Loans, Inc., Series 2007-QS4-3A3	6.00%		03/25/2037	3,854,139
1,663,344	Residential Accredit Loans, Inc., Series 2007-QS5-A1	5.50%		03/25/2037	1,521,345
686,197	Residential Accredit Loans, Inc., Series 2007-QS5-A5 (1 Month LIBOR USD + 0.30%, 0.30% Floor, 7.00% Cap)	0.76%		03/25/2037	517,262
2,279,018	Residential Accredit Loans, Inc., Series 2007-QS5-A8 (-1 x 1 Month LIBOR USD + 6.70%, 6.70% Cap)	6.24	% (d)(e)	03/25/2037	313,422
1,808,835	Residential Accredit Loans, Inc., Series 2007-QS6-A102	5.75%		04/25/2037	1,705,150
581,593	Residential Accredit Loans, Inc., Series 2007-QS6-A13 (-8 x 1 Month LIBOR USD + 55.00%, 55.00% Cap)	51.20	% (e)	04/25/2037	800,258
2,590,109	Residential Accredit Loans, Inc., Series 2007-QS6-A45	5.75%		04/25/2037	2,441,639
4,127,834	Residential Accredit Loans, Inc., Series 2007-QS6-A6	6.25%		04/25/2037	3,961,234
285,096	Residential Accredit Loans, Inc., Series 2007-QS6-A77 (-8 x 1 Month LIBOR USD + 55.83%, 55.83% Cap)	52.03	% (e)	04/25/2037	399,383
5,622,787	Residential Accredit Loans, Inc., Series 2007-QS7-2A1	6.75%		06/25/2037	3,021,397
15,810,491	Residential Accredit Loans, Inc., Series 2007-QS9-A33	6.50%		07/25/2037	14,975,449
1,831,511	Residential Asset Mortgage Products, Inc., Series 2004-RS7-A3	2.92	% (b)	07/25/2034	1,751,844
247,168	Residential Asset Mortgage Products, Inc., Series 2005-RS1-AI5	5.41%		01/25/2035	247,753
11,169,385	Residential Asset Mortgage Products, Inc., Series 2006-RS2-A3A (1 Month LIBOR USD + 0.30%, 0.60% Floor, 14.00% Cap)	1.06%		03/25/2036	10,991,765
11,735,010	Residential Asset Securities Corporation, Series 2007-EMX1-A13 (1 Month LIBOR USD + 0.20%, 0.20% Floor, 14.00% Cap)	0.66%		01/25/2037	11,293,184
4,597,817	Residential Asset Securitization Trust, Series 2005-A11-2A4	6.00%		10/25/2035	3,062,861
1,565,027	Residential Asset Securitization Trust, Series 2005-A12-A7 (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	4.54	% (d)(e)	11/25/2035	232,160
1,629,557	Residential Asset Securitization Trust, Series 2005-A12-A8 (1 Month LIBOR USD + 0.55%, 0.55% Floor, 5.50% Cap)	1.01%		11/25/2035	810,956
1,957,500	Residential Asset Securitization Trust, Series 2005-A15-1A7	6.00%		02/25/2036	1,954,118
7,029,549	Residential Asset Securitization Trust, Series 2005-A15-5A3	5.75%		02/25/2036	3,783,932
7,102,783	Residential Asset Securitization Trust, Series 2005-A16-A1	5.00%		02/25/2036	3,480,193
3,229,642	Residential Asset Securitization Trust, Series 2005-A8CB-A11	6.00%		07/25/2035	2,564,308
3,255,617	Residential Asset Securitization Trust, Series 2005-A8CB-A2 (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	4.54	% (d)(e)	07/25/2035	327,887
5,020,359	Residential Asset Securitization Trust, Series 2006-A10-A5	6.50%		09/25/2036	2,559,418
664,402	Residential Asset Securitization Trust, Series 2006-A1-1A3	6.00%		04/25/2036	411,206
6,971,815	Residential Asset Securitization Trust, Series 2006-A12-A1	6.25%		11/25/2036	3,605,968
7,299,489	Residential Asset Securitization Trust, Series 2006-A13-A1	6.25%		12/25/2036	3,590,916
10,738,360	Residential Asset Securitization Trust, Series 2006-A1-3A2	6.00%		04/25/2036	6,721,281
14,076,480	Residential Asset Securitization Trust, Series 2006-A14C-2A6 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	0.91%		12/25/2036	2,674,473
31,064,679	Residential Asset Securitization Trust, Series 2006-A14C-2A7 (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	6.09	% (d)(e)	12/25/2036	7,583,833
5,453,546	Residential Asset Securitization Trust, Series 2006-A2-A11	6.00%		01/25/2046	3,117,676
3,793,835	Residential Asset Securitization Trust, Series 2006-A2-A4	6.00%		01/25/2046	2,159,729
3,153,029	Residential Asset Securitization Trust, Series 2006-A2-A9	6.00%		01/25/2046	1,794,937
2,297,111	Residential Asset Securitization Trust, Series 2006-A8-1A1	6.00%		08/25/2036	1,861,651
4,682,321	Residential Asset Securitization Trust, Series 2006-R1-A1 (-4 x 1 Month LIBOR USD + 28.40%, 28.40% Cap)	26.57	% (c)(e)	01/25/2046	5,756,190
20,029,208	Residential Asset Securitization Trust, Series 2007-A2-1A2	6.00%		04/25/2037	15,026,196
747,070	Residential Asset Securitization Trust, Series 2007-A3-1A2 (-8 x 1 Month LIBOR USD + 46.38%, 46.38% Cap)	42.88	% (e)	04/25/2037	1,314,909
22,799,697	Residential Asset Securitization Trust, Series 2007-A5-1A4 (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	5.64	% (d)(e)	05/25/2037	2,483,327
5,863,496	Residential Asset Securitization Trust, Series 2007-A5-1A6 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 6.50% Cap)	0.86%		05/25/2037	499,214
4,258,350	Residential Asset Securitization Trust, Series 2007-A5-2A3	6.00%		05/25/2037	3,144,913
1,866,217	Residential Asset Securitization Trust, Series 2007-A5-2A5	6.00%		05/25/2037	1,378,255
7,990,927	Residential Asset Securitization Trust, Series 2007-A6-1A2	6.00%		06/25/2037	5,968,744
7,827,125	Residential Asset Securitization Trust, Series 2007-A7-A1	6.00%		07/25/2037	4,075,142
34,428,721	Residential Asset Securitization Trust, Series 2007-A7-A2	6.00%		07/25/2037	17,925,090
15,254,640	Residential Asset Securitization Trust, Series 2007-A7-A6	6.00%		07/25/2037	7,942,229
4,206,831	Residential Funding Mortgage Securities Trust, Series 2006-S10-1A1	6.00%		10/25/2036	4,007,011
1,368,492	Residential Funding Mortgage Securities Trust, Series 2006-S5-A12	6.00%		06/25/2036	1,293,903
93,693	Residential Funding Mortgage Securities Trust, Series 2006-S5-A15	6.00%		06/25/2036	88,586
2,719,677	Residential Funding Mortgage Securities Trust, Series 2006-S9-A1	6.25%		09/25/2036	2,528,224
3,090,036	Residential Funding Mortgage Securities Trust, Series 2007-S1-A7	6.00%		01/25/2037	2,917,439
1,636,292	Residential Funding Mortgage Securities Trust, Series 2007-S2-A1	6.00%		02/25/2037	1,481,823
1,843,463	Residential Funding Mortgage Securities Trust, Series 2007-S2-A4	6.00%		02/25/2037	1,669,436
3,441,535	Residential Funding Mortgage Securities Trust, Series 2007-S2-A5	6.00%		02/25/2037	3,116,647
537,797	Residential Funding Mortgage Securities Trust, Series 2007-S2-A9	6.00%		02/25/2037	487,028
1,769,202	Residential Funding Mortgage Securities Trust, Series 2007-S3-1A4	6.00%		03/25/2037	1,512,535
1,795,404	Residential Funding Mortgage Securities Trust, Series 2007-S4-A1	6.00%		04/25/2037	1,668,703
1,005,479	Residential Funding Mortgage Securities Trust, Series 2007-S4-A2	6.00%		04/25/2037	938,028
12,037,947	Residential Funding Mortgage Securities Trust, Series 2007-S5-A1	6.00%		05/25/2037	11,488,346
3,488,645	Residential Funding Mortgage Securities Trust, Series 2007-S5-A8	6.00%		05/25/2037	3,345,771
1,384,062	Residential Funding Mortgage Securities Trust, Series 2007-S6-2A4	6.00%		06/25/2037	1,345,759
9,149,551	Residential Funding Mortgage Securities Trust, Series 2007-S7-A20	6.00%		07/25/2037	8,398,724
4,802,030	Residential Funding Mortgage Securities Trust, Series 2007-S8-1A1	6.00%		09/25/2037	4,100,111
259,526	Residential Funding Mortgage Securities Trust, Series 2007-SA1-4A	5.33	% (b)	02/25/2037	207,926
3,315,796	Residential Funding Mortgage Securities Trust, Series 2007-SA2-2A1	3.33	% (b)	04/25/2037	3,016,827
6,300,000	Residential Mortgage Loan Trust, Series 2020-2-M1	3.57	% (a)(b)	05/25/2060	6,247,026
38,357,601	RSFR, Series 2020-1-PT	4.21	% (a)(l)	02/17/2025	37,787,147
81,994,510	RSFR, Series 2021-1-PT	4.75	% (a)(l)	06/19/2026	79,510,486
3,827,097	Securitized Asset Backed Receivables LLC Trust, Series 2006-NC3-A2B (1 Month LIBOR USD + 0.30%, 0.30% Floor)	0.76%		09/25/2036	1,708,459
5,792,335	Securitized Mortgage Asset Loan Trust	0.68	% (b)	04/25/2037	4,369,146
6,196,159	Securitized Mortgage Asset Loan Trust	0.53	% (b)	04/25/2037	4,607,101
16,302,565	Securitized Mortgage Asset Loan Trust	0.66	% (b)	05/25/2037	11,439,197
214,462,590	Securitized Mortgage Asset Loan Trust, Series 2015-1-PC	3.19	% (a)(b)	02/25/2054	196,870,739
35,279,079	Securitized Mortgage Asset Loan Trust, Series 2015-2-PC	2.63	% (a)(b)	12/26/2059	31,018,513
34,981,848	Securitized Mortgage Asset Loan Trust, Series 2015-3-PC	4.67	% (a)(b)	10/25/2044	31,885,356
108,369	Sequoia Mortgage Trust, Series 2003-4-2A1 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 11.50% Cap)	1.15%		07/20/2033	107,258
5,807,255	SG Mortgage Securities Trust, Series 2006-FRE1-A1A (1 Month LIBOR USD + 0.34%, 0.34% Floor)	0.80%		02/25/2036	5,738,417
2,616,288	SG Mortgage Securities Trust, Series 2006-FRE1-A2C (1 Month LIBOR USD + 0.54%, 0.54% Floor)	1.00%		02/25/2036	1,707,972
11,118,078	Soundview Home Loan Trust, Series 2007-NS1-M1 (1 Month LIBOR USD + 0.35%, 0.35% Floor)	0.81%		01/25/2037	12,173,288
3,738,943	Soundview Home Loan Trust, Series 2007-OPT1-2A2 (1 Month LIBOR USD + 0.15%, 0.15% Floor)	0.61%		06/25/2037	2,813,853
6,728,534	Soundview Home Loan Trust, Series 2007-OPT3-1A1 (1 Month LIBOR USD + 0.17%, 0.17% Floor)	0.63%		08/25/2037	6,237,737
20,555,339	Soundview Home Loan Trust, Series 2007-OPT4-1A1 (1 Month LIBOR USD + 1.00%, 1.00% Floor)	1.46%		09/25/2037	16,875,491
44,190,596	Soundview Home Loan Trust, Series 2007-WM1W-2A1 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	0.31%		02/25/2037	38,930,735
4,133,825	Specialty Underwriting & Residential Finance Trust, Series 2006-BC2-A2B	4.05%		02/25/2037	1,935,729
14,595,364	Specialty Underwriting & Residential Finance Trust, Series 2007-AB1-A2C (1 Month LIBOR USD + 0.25%, 0.25% Floor)	0.71%		03/25/2037	10,105,307
9,826,000	Spruce Hill Mortgage Loan Trust, Series 2020-SH1-M1	3.22	% (a)(b)	01/28/2050	9,613,519
6,329,000	STAR Trust, Series 2021-1-B2	4.52	% (a)(b)	05/25/2065	6,201,212
4,107,136	STARM Mortgage Loan Trust, Series 2007-2-1A1	2.28	% (b)	04/25/2037	2,188,505
1,686,602	STARM Mortgage Loan Trust, Series 2007-3-1A1	2.55	% (b)	06/25/2037	1,307,021
5,000,000	Starwood Mortgage Residential Trust, Series 2021-2-B1	2.75	% (a)(b)	05/25/2065	4,844,850
7,110,000	Starwood Mortgage Residential Trust, Series 2021-2-B2	3.00	% (a)(b)	05/25/2065	6,865,379
9,103,000	Starwood Mortgage Residential Trust, Series 2021-5-M1	3.25	% (a)(b)	09/25/2066	8,352,848
262,569	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12-8A	2.87	% (b)	09/25/2034	262,368
1,936,154	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-22-4A1	3.06	% (b)	12/25/2035	1,824,168
2,550,852	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-12-2A1	3.73	% (b)	01/25/2037	2,253,865
8,210,667	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-1-8A1	3.00	% (b)	02/25/2036	5,997,127
2,592,727	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-8-4A4	3.25	% (b)	09/25/2036	2,439,857
8,385,260	Structured Adjustable Rate Mortgage Loan Trust, Series 2007-7-1A1 (1 Month LIBOR USD + 0.30%, 0.30% Floor)	1.06%		08/25/2037	7,877,488
80,321,066	Structured Asset Investment Loan Trust, Series 2006-3-A1 (1 Month LIBOR USD + 0.16%, 0.16% Floor)	0.62%		06/25/2036	58,852,859
9,019,457	Structured Asset Investment Loan Trust, Series 2006-4-A1 (1 Month LIBOR USD + 0.17%, 0.17% Floor)	0.63%		07/25/2036	6,386,901
20,800,000	Structured Asset Investment Loan Trust, Series 2006-4-A5 (1 Month LIBOR USD + 0.31%, 0.31% Floor)	0.77%		07/25/2036	8,167,409
9,953,731	Structured Asset Mortgage Investments Trust, Series 2006-AR3-12A2 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 10.50% Cap)	0.86%		05/25/2036	9,220,733
77,155,950	Structured Asset Securities Corporation Mortgage Loan Trust, Series 2006-BC4-A1 (1 Month LIBOR USD + 0.32%, 0.32% Floor)	0.78%		12/25/2036	53,641,926
20,127,500	Structured Asset Securities Corporation Mortgage Loan Trust, Series 2007-BC4-M1 (1 Month LIBOR USD + 0.50%, 0.50% Floor)	0.96%		11/25/2037	18,652,128
14,018,000	Structured Asset Securities Corporation Mortgage Loan Trust, Series 2007-MN1A-A4 (1 Month LIBOR USD + 0.24%, 0.24% Floor)	0.70	% (a)	01/25/2037	10,218,169
954,602	Structured Asset Securities Corporation, Series 2003-24A-1A3	2.49	% (b)	07/25/2033	980,946
9,112,367	Structured Asset Securities Corporation, Series 2005-5-3A1	6.00%		04/25/2035	6,537,241
16,944,158	Structured Asset Securities Corporation, Series 2006-BC4-A4 (1 Month LIBOR USD + 0.34%, 0.34% Floor)	0.80%		12/25/2036	16,669,474
60,014,231	Structured Asset Securities Corporation, Series 2007-4-1A3 (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	5.79	% (a)(c)(d)(e)	03/28/2045	6,061,323
17,430,365	Structured Asset Securities Corporation, Series 2007-RF1-1A (1 Month LIBOR USD + 0.19%, 0.19% Floor)	0.65	% (a)	03/25/2037	14,535,201
281,383	SunTrust Alternative Loan Trust, Series 2005-1F-2A3	5.75%		12/25/2035	270,257
491,407	SunTrust Alternative Loan Trust, Series 2006-1F-1A3	6.00%		04/25/2036	337,011
11,660,637	Terwin Mortgage Trust, Series 2006-7-2A3 (1 Month LIBOR USD + 0.54%, 0.54% Floor)	1.00	% (a)	08/25/2037	6,319,856
174,470	Thornburg Mortgage Securities Trust, Series 2003-6-A2 (1 Month LIBOR USD + 1.00%, 1.00% Floor, 11.50% Cap)	1.46%		12/25/2033	174,815
3,270,374	Thornburg Mortgage Securities Trust, Series 2004-4-5A	1.95	% (b)	12/25/2044	3,115,261
5,771,370	Thornburg Mortgage Securities Trust, Series 2007-1-A1 (12 Month LIBOR USD + 1.30%, 0.11% Floor, 10.75% Cap)	3.31%		03/25/2037	5,541,838
1,727,015	Thornburg Mortgage Securities Trust, Series 2007-1-A2A (12 Month LIBOR USD + 1.30%, 0.11% Floor, 10.75% Cap)	3.31%		03/25/2037	1,629,755
32,075,578	Toorak Mortgage Corporation Ltd., Series 2019-2-A1	3.72	% (l)	09/25/2022	31,871,635
4,100,000	Toorak Mortgage Corporation Ltd., Series 2020-1-A2	3.23	% (a)(l)	03/25/2023	4,012,401
30,000,000	Toorak Mortgage Corporation Ltd., Series 2021-1-A1	2.24	% (a)(l)	06/25/2024	28,519,770
5,000,000	Tricon American Homes Trust, Series 2019-SFR1-E	3.40	% (a)	03/17/2038	4,674,748
8,900,000	Tricon American Homes Trust, Series 2020-SFR1-D	2.55	% (a)	07/17/2038	8,155,438
1,600,000	Tricon American Homes Trust, Series 2020-SFR1-E	3.54	% (a)	07/17/2038	1,507,137
16,000,000	Tricon Residential Trust, Series 2021-SFR1-B	2.24	% (a)	07/17/2038	14,969,659
13,250,000	Tricon Residential Trust, Series 2021-SFR1-C	2.34	% (a)	07/17/2038	12,274,702
5,250,000	Tricon Residential Trust, Series 2021-SFR1-D	2.59	% (a)	07/17/2038	4,851,957
10,000,000	Tricon Residential Trust, Series 2021-SFR1-E2	2.89	% (a)	07/17/2038	9,217,812
11,300,000	Tricon Residential Trust, Series 2021-SFR1-F	3.69	% (a)	07/17/2038	10,475,668
16,346,245	TVC Mortgage Trust, Series 2020-RTL1-A1	3.47	% (a)	09/25/2024	16,351,541
6,308,747	VCAT LLC, Series 2021-NPL3-A1	1.74	% (a)(l)	05/25/2051	6,032,925
29,484,155	VCAT LLC, Series 2021-NPL4-A1	1.87	% (a)(l)	08/25/2051	28,526,142
44,783,510	VCAT LLC, Series 2021-NPL5-A1	1.87	% (a)(l)	08/25/2051	43,007,978
18,620,623	VCAT LLC, Series 2021-NPL6-A1	1.92	% (a)(l)	09/25/2051	17,848,169
11,870,128	Velocity Commercial Capital Loan Trust, Series 2017-2-AFX	3.07	% (a)(b)	11/25/2047	11,643,505
14,281,488	Velocity Commercial Capital Loan Trust, Series 2018-2-A	4.05	% (a)(b)	10/26/2048	14,338,749
36,956,955	Velocity Commercial Capital Loan Trust, Series 2019-1-A	3.76	% (a)(b)	03/25/2049	36,846,405
3,580,914	Velocity Commercial Capital Loan Trust, Series 2019-1-M4	4.61	% (a)(b)	03/25/2049	3,467,148
14,916,641	Velocity Commercial Capital Loan Trust, Series 2019-2-A	3.13	% (a)(b)	07/25/2049	14,800,209
5,442,868	Velocity Commercial Capital Loan Trust, Series 2019-2-M1	3.26	% (a)(b)	07/25/2049	5,341,411
2,894,150	Velocity Commercial Capital Loan Trust, Series 2020-1-M4	3.54	% (a)(b)	02/25/2050	2,686,950
6,100,000	Verus Securitization Trust, Series 2021-3-M1	2.40	% (a)(b)	06/25/2066	5,589,188
4,588,000	Verus Securitization Trust, Series 2021-4-B1	3.05	% (a)(b)	07/25/2066	4,079,648
2,300,000	Verus Securitization Trust, Series 2021-4-B2	3.81	% (a)(b)	07/25/2066	2,035,994
2,500,000	Verus Securitization Trust, Series 2021-4-M1	2.20	% (a)(b)	07/25/2066	2,221,817
6,651,000	Verus Securitization Trust, Series 2021-5-B1	3.04	% (a)(b)	09/25/2066	5,955,585
9,255,000	Verus Securitization Trust, Series 2021-5-M1	2.33	% (a)(b)	09/25/2066	8,312,797
21,323,658	VOLT LLC, Series 2021-CF1-A1	1.99	% (a)(l)	08/25/2051	20,830,165
15,470,286	VOLT LLC, Series 2021-CF2-A1	2.49	% (a)(l)	11/27/2051	15,172,808
26,594,006	VOLT LLC, Series 2021-NPL1-A1	1.89	% (a)(l)	02/27/2051	25,842,685
8,388,128	VOLT LLC, Series 2021-NPL2-A1	1.89	% (a)(l)	02/27/2051	8,152,340
72,854,532	VOLT LLC, Series 2021-NPL3-A1	2.24	% (a)(l)	02/27/2051	70,251,702
10,271,590	VOLT LLC, Series 2021-NPL5-A1	2.12	% (a)(l)	03/27/2051	10,026,533
31,210,358	VOLT LLC, Series 2021-NPL6-A1	2.24	% (a)(l)	04/25/2051	30,275,099
2,725,017	VOLT LLC, Series 2021-NPL9-A1	1.99	% (a)(l)	05/25/2051	2,635,507
6,951,011	Voyager Trust, Series 2009-1-SAC3	10.38	% (a)(b)	02/25/2038	5,318,903
20,225,432	Washington Mutual Asset-Backed Certificates Trust, Series 2007-HE2-2A2 (1 Month LIBOR USD + 0.22%, 0.22% Floor)	0.68%		02/25/2037	8,062,687
4,183,059	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-1-2A	6.00%		03/25/2035	4,032,173
1,152,858	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-4-5A1	5.50%		06/25/2035	1,126,358
472,601	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-5-CB12 (-11 x 1 Month LIBOR USD + 50.60%, 50.60% Cap)	45.58	% (e)	07/25/2035	697,396
1,530,399	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-5-CB6 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 7.50% Cap)	1.06%		07/25/2035	1,393,633
344,188	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-6-2A7	5.50%		08/25/2035	326,707
4,918,490	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-7-2CB6 (1 Month LIBOR USD + 1.45%, 1.45% Floor, 6.00% Cap)	1.91%		08/25/2035	4,698,444
447,136	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-7-2CB7 (-11 x 1 Month LIBOR USD + 50.05%, 50.05% Cap)	45.03	% (e)	08/25/2035	619,794
2,519,173	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-7-3CB	6.50%		08/25/2035	2,374,224
5,623,032	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-8-1A2	5.50%		10/25/2035	5,557,292
4,735,392	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-9-2A2	5.50%		11/25/2035	4,676,435
1,349,551	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-9-CX	5.50	% (d)	11/25/2035	239,969
4,970,622	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-AR19-B1 (1 Month LIBOR USD + 1.05%, 1.05% Floor, 10.50% Cap)	1.51%		12/25/2045	4,546,789
5,016,601	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-1-2CB1	7.00%		02/25/2036	4,687,523
1,930,789	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-1-3A1	5.75%		02/25/2036	1,788,367
977,388	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-1-3A2	5.75%		02/25/2036	932,595
830,243	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-1-3A7	5.75%		02/25/2036	792,517
2,297,648	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-3-3CB4	6.00%		04/25/2036	2,244,261
1,327,585	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-5-1A8	5.75%		07/25/2036	1,190,980
2,836,345	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-5-2CB1	6.00%		07/25/2036	2,432,062
5,151,996	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-5-2CB6	6.00%		07/25/2036	4,417,649
13,745,342	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-5-3A3	6.72%		07/25/2036	4,477,413
5,728,019	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-5-3A5	6.95%		07/25/2036	1,864,756
8,338,425	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-8-A4	4.19	% (k)	10/25/2036	3,948,348
2,994,495	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-9-A7	4.32%		10/25/2036	1,235,167
6,897,098	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR10-1A1	2.89	% (b)	09/25/2036	6,692,056
4,179,666	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR10-A1 (1 Month LIBOR USD + 0.20%, 0.20% Floor)	0.66%		12/25/2036	2,565,425
6,736,539	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR15-1A (12 Month US Treasury Average + 0.84%, 0.84% Floor)	0.98%		11/25/2046	6,273,450
6,088,007	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR4-2A (12 Month US Treasury Average + 0.95%, 0.95% Floor)	1.09%		06/25/2046	4,969,850
5,436,417	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR5-4A (12 Month US Treasury Average + 0.99%, 0.99% Floor)	1.13%		06/25/2046	4,714,090
4,053,010	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR5-A12B (12 Month US Treasury Average + 0.98%, 0.98% Floor)	1.12%		06/25/2046	3,914,911
583,283	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR6-2A3	2.83	% (b)	08/25/2036	551,193
1,377,415	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-HE2-A4 (1 Month LIBOR USD + 0.48%, 0.48% Floor)	0.94%		05/25/2036	1,237,552
8,106,229	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-2-1A6	6.00%		04/25/2037	7,861,817
2,827,237	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-3-A2	6.00%		04/25/2037	2,713,789
3,891,560	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-3-A3	6.00%		04/25/2037	3,735,155
2,626,058	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-4-1A1	5.50%		06/25/2037	2,559,884
183,720	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-5-A11 (-6 x 1 Month LIBOR USD + 39.48%, 39.48% Cap)	36.74	% (e)	06/25/2037	283,953
4,592,994	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-5-A6	6.00%		06/25/2037	4,548,455
8,455,418	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HE1-2A2 (1 Month LIBOR USD + 0.11%, 0.11% Floor)	0.57%		01/25/2037	4,744,709
15,996,317	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HE4-1A (1 Month LIBOR USD + 0.17%, 0.17% Floor)	0.63%		07/25/2047	12,993,781
5,697,152	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HY3-4A1	2.85	% (b)	03/25/2037	5,569,559
8,594,169	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HY5-1A1	2.63	% (b)	05/25/2037	8,320,296
6,522,098	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-OC1-A2 (1 Month LIBOR USD + 0.12%, 0.12% Floor)	0.58%		01/25/2047	6,534,457
639,916	Wells Fargo Alternative Loan Trust, Series 2007-PA1-A10	6.00%		03/25/2037	607,677
2,809,730	Wells Fargo Alternative Loan Trust, Series 2007-PA1-A3	6.00%		03/25/2037	2,668,176
2,422,602	Wells Fargo Alternative Loan Trust, Series 2007-PA1-A5	6.00%		03/25/2037	2,300,551
3,970,523	Wells Fargo Alternative Loan Trust, Series 2007-PA1-A6	6.00%		03/25/2037	3,770,488
15,497,305	Wells Fargo Alternative Loan Trust, Series 2007-PA2-1A1	6.00%		06/25/2037	14,918,087
2,516,917	Wells Fargo Alternative Loan Trust, Series 2007-PA2-3A1 (1 Month LIBOR USD + 0.35%, 0.35% Floor, 7.00% Cap)	0.81%		06/25/2037	2,240,261
3,707,808	Wells Fargo Alternative Loan Trust, Series 2007-PA2-3A2 (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	6.19	% (d)(e)	06/25/2037	368,321
281,792	Wells Fargo Alternative Loan Trust, Series 2007-PA3-1A4	5.75%		07/25/2037	275,076
5,319,682	Wells Fargo Alternative Loan Trust, Series 2007-PA3-2A1	6.00%		07/25/2037	5,185,745
2,113,544	Wells Fargo Alternative Loan Trust, Series 2007-PA3-2A4	6.00%		07/25/2037	2,060,330
4,270,800	Wells Fargo Alternative Loan Trust, Series 2007-PA3-3A1	6.25%		07/25/2037	4,023,305
29,366,434	Wells Fargo Alternative Loan Trust, Series 2007-PA5-1A1	6.25%		11/25/2037	28,092,441
6,101,023	Wells Fargo Alternative Loan Trust, Series 2007-PA6-A1	2.77	% (b)	12/28/2037	5,965,186
1,864,201	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR12-1A1	2.24	% (b)	09/25/2036	1,778,148
1,018,392	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR13-A2	2.51	% (b)	09/25/2036	996,835
1,052,187	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR4-2A1	2.88	% (b)	04/25/2036	1,024,878
1,536,746	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A1	6.00%		06/25/2037	1,449,898
106,878	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A32	5.75%		06/25/2037	100,123
3,460,638	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A34	6.00%		06/25/2037	3,265,063
937,309	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A36	6.00%		06/25/2037	884,326
318,764	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A43 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 7.00% Cap)	0.96%		06/25/2037	275,073
870,857	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A49	6.00%		06/25/2037	821,641
368,675	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A8 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 7.00% Cap)	0.96%		06/25/2037	318,142
166,316	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A9 (-6 x 1 Month LIBOR USD + 39.00%, 39.00% Cap)	36.26	% (e)	06/25/2037	224,670
12,713,357	Wells Fargo Mortgage Backed Securities Trust, Series 2007-AR9-A1	2.91	% (b)	12/28/2037	12,338,946
35,750,000	ZH Trust, Series 2021-2-A	2.35	% (a)	10/17/2027	35,673,173
18,000,000	ZH Trust, Series 2021-2-B	3.51	% (a)	10/17/2027	16,978,518

Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $12,515,142,419)					11,467,049,331

US Corporate Bonds - 0.1%
14,690,000	American Airlines, Inc.	3.95%		07/11/2030	13,296,822

Total US Corporate Bonds (Cost $14,690,000)					13,296,822

US Government and Agency Mortgage Backed Obligations - 45.3%
2,489,422	Federal Home Loan Mortgage Corporation, Pool C03490	4.50%		08/01/2040	2,652,547
18,895,422	Federal Home Loan Mortgage Corporation, Pool C91388	3.50%		02/01/2032	19,153,420
9,763,001	Federal Home Loan Mortgage Corporation, Pool C91403	3.50%		03/01/2032	9,896,316
9,964,953	Federal Home Loan Mortgage Corporation, Pool C91413	3.50%		12/01/2031	10,101,034
5,065,043	Federal Home Loan Mortgage Corporation, Pool C91417	3.50%		01/01/2032	5,134,196
20,384,966	Federal Home Loan Mortgage Corporation, Pool C91447	3.50%		05/01/2032	20,662,906
24,574,615	Federal Home Loan Mortgage Corporation, Pool C91594	3.00%		01/01/2033	24,546,268
7,406,370	Federal Home Loan Mortgage Corporation, Pool C91596	3.00%		02/01/2033	7,397,823
3,725,330	Federal Home Loan Mortgage Corporation, Pool D98901	3.50%		01/01/2032	3,776,189
8,332,537	Federal Home Loan Mortgage Corporation, Pool D98923	3.50%		01/01/2032	8,445,580
9,714,207	Federal Home Loan Mortgage Corporation, Pool D99724	3.00%		11/01/2032	9,685,069
8,681,457	Federal Home Loan Mortgage Corporation, Pool G01840	5.00%		07/01/2035	9,408,085
1,700,923	Federal Home Loan Mortgage Corporation, Pool G04817	5.00%		09/01/2038	1,842,540
6,555,125	Federal Home Loan Mortgage Corporation, Pool G07801	4.00%		10/01/2044	6,849,747
14,092,679	Federal Home Loan Mortgage Corporation, Pool G07862	4.00%		01/01/2044	14,730,031
15,150,907	Federal Home Loan Mortgage Corporation, Pool G07905	4.00%		01/01/2042	15,865,928
29,594,101	Federal Home Loan Mortgage Corporation, Pool G08534	3.00%		06/01/2043	29,571,508
9,607,764	Federal Home Loan Mortgage Corporation, Pool G08537	3.00%		07/01/2043	9,599,437
17,654,300	Federal Home Loan Mortgage Corporation, Pool G08614	3.00%		11/01/2044	17,568,641
20,362,519	Federal Home Loan Mortgage Corporation, Pool G08619	3.00%		12/01/2044	20,263,764
26,557,430	Federal Home Loan Mortgage Corporation, Pool G08622	3.00%		01/01/2045	26,428,620
50,071,302	Federal Home Loan Mortgage Corporation, Pool G08626	3.00%		02/01/2045	49,828,365
25,073,459	Federal Home Loan Mortgage Corporation, Pool G08631	3.00%		03/01/2045	24,951,664
71,637,522	Federal Home Loan Mortgage Corporation, Pool G08635	3.00%		04/01/2045	71,289,440
21,340,356	Federal Home Loan Mortgage Corporation, Pool G08640	3.00%		05/01/2045	21,236,661
114,135,498	Federal Home Loan Mortgage Corporation, Pool G08648	3.00%		06/01/2045	113,580,880
21,807,972	Federal Home Loan Mortgage Corporation, Pool G08653	3.00%		07/01/2045	21,722,170
12,765,036	Federal Home Loan Mortgage Corporation, Pool G08658	3.00%		08/01/2045	12,703,048
14,429,682	Federal Home Loan Mortgage Corporation, Pool G08670	3.00%		10/01/2045	14,359,707
167,489,858	Federal Home Loan Mortgage Corporation, Pool G08675	3.00%		11/01/2045	166,677,197
69,269,092	Federal Home Loan Mortgage Corporation, Pool G08680	3.00%		12/01/2045	68,932,913
29,368,897	Federal Home Loan Mortgage Corporation, Pool G08686	3.00%		01/01/2046	29,226,273
65,379,186	Federal Home Loan Mortgage Corporation, Pool G08692	3.00%		02/01/2046	65,062,078
20,752,510	Federal Home Loan Mortgage Corporation, Pool G08705	3.00%		05/01/2046	20,651,777
23,985,598	Federal Home Loan Mortgage Corporation, Pool G08715	3.00%		08/01/2046	23,859,338
1,330,447	Federal Home Loan Mortgage Corporation, Pool G08800	3.50%		02/01/2048	1,345,066
15,778,597	Federal Home Loan Mortgage Corporation, Pool G16072	3.00%		02/01/2032	15,964,092
28,327,430	Federal Home Loan Mortgage Corporation, Pool G60251	3.50%		10/01/2045	28,889,923
74,853,089	Federal Home Loan Mortgage Corporation, Pool G60393	3.50%		01/01/2046	76,326,676
13,079,163	Federal Home Loan Mortgage Corporation, Pool J22834	2.50%		03/01/2028	12,971,562
25,757,329	Federal Home Loan Mortgage Corporation, Pool Q13637	3.00%		11/01/2042	25,707,957
26,322,893	Federal Home Loan Mortgage Corporation, Pool Q13638	3.00%		11/01/2042	26,321,789
44,508,072	Federal Home Loan Mortgage Corporation, Pool Q16672	3.00%		03/01/2043	44,478,675
3,178,478	Federal Home Loan Mortgage Corporation, Pool Q23595	4.00%		12/01/2043	3,326,839
3,415,481	Federal Home Loan Mortgage Corporation, Pool Q24052	4.00%		01/01/2044	3,572,078
2,944,618	Federal Home Loan Mortgage Corporation, Pool Q24172	4.00%		01/01/2044	3,077,301
2,950,074	Federal Home Loan Mortgage Corporation, Pool Q24979	4.00%		02/01/2044	3,082,939
11,936,815	Federal Home Loan Mortgage Corporation, Pool Q31596	3.50%		02/01/2045	12,113,699
5,152,254	Federal Home Loan Mortgage Corporation, Pool Q32861	3.50%		04/01/2045	5,246,753
12,497,688	Federal Home Loan Mortgage Corporation, Pool Q32921	3.50%		04/01/2045	12,701,431
12,948,615	Federal Home Loan Mortgage Corporation, Pool Q39502	3.50%		03/01/2046	13,204,471
29,342,185	Federal Home Loan Mortgage Corporation, Pool Q44073	3.00%		09/01/2046	29,175,925
16,443,358	Federal Home Loan Mortgage Corporation, Pool QU7965	2.00%		09/01/2051	15,076,218
14,862,452	Federal Home Loan Mortgage Corporation, Pool QU7970	2.00%		09/01/2051	13,626,688
11,839,484	Federal Home Loan Mortgage Corporation, Pool RA2854	2.50%		06/01/2050	11,333,079
84,693,886	Federal Home Loan Mortgage Corporation, Pool RA3055	2.50%		07/01/2050	81,071,189
58,474,409	Federal Home Loan Mortgage Corporation, Pool RA3515	2.50%		09/01/2050	55,886,458
24,675,468	Federal Home Loan Mortgage Corporation, Pool RA4218	2.50%		12/01/2050	23,594,599
18,065,017	Federal Home Loan Mortgage Corporation, Pool RA4968	2.50%		04/01/2046	17,396,045
71,206,410	Federal Home Loan Mortgage Corporation, Pool RA5267	3.00%		05/01/2051	69,737,752
82,716,401	Federal Home Loan Mortgage Corporation, Pool RA6411	2.50%		11/01/2051	79,189,937
65,515,141	Federal Home Loan Mortgage Corporation, Pool RB0714	2.00%		12/01/2041	61,331,690
85,962,981	Federal Home Loan Mortgage Corporation, Pool RB5089	1.50%		12/01/2040	77,647,447
9,813,979	Federal Home Loan Mortgage Corporation, Pool RB5106	2.50%		03/01/2041	9,490,323
97,474,656	Federal Home Loan Mortgage Corporation, Pool RB5110	1.50%		05/01/2041	88,393,590
63,247,066	Federal Home Loan Mortgage Corporation, Pool RB5131	2.00%		10/01/2041	59,377,171
45,442,680	Federal Home Loan Mortgage Corporation, Pool RE6097	2.00%		05/01/2051	41,613,002
8,253,409	Federal Home Loan Mortgage Corporation, Pool SB0039	2.50%		04/01/2033	8,178,892
19,424,749	Federal Home Loan Mortgage Corporation, Pool SD0035	3.00%		04/01/2047	19,383,541
39,150,239	Federal Home Loan Mortgage Corporation, Pool SD0699	2.00%		11/01/2050	36,533,097
53,529,873	Federal Home Loan Mortgage Corporation, Pool SD0715	2.00%		09/01/2051	49,917,894
239,195,074	Federal Home Loan Mortgage Corporation, Pool SD7534	2.50%		02/01/2051	229,912,296
71,190,377	Federal Home Loan Mortgage Corporation, Pool SD8128	2.00%		02/01/2051	66,318,905
102,046,145	Federal Home Loan Mortgage Corporation, Pool SD8152	3.00%		06/01/2051	99,972,725
3,841,088	Federal Home Loan Mortgage Corporation, Pool SD8168	3.00%		09/01/2051	3,763,060
11,827,309	Federal Home Loan Mortgage Corporation, Pool SD8169	3.50%		09/01/2051	11,863,512
207,247,509	Federal Home Loan Mortgage Corporation, Pool SD8172	2.00%		10/01/2051	192,685,116
43,594,424	Federal Home Loan Mortgage Corporation, Pool SE9043	2.00%		09/01/2051	39,970,987
1,028,392	Federal Home Loan Mortgage Corporation, Pool T60392	4.00%		10/01/2041	1,051,965
1,743,715	Federal Home Loan Mortgage Corporation, Pool T60681	4.00%		05/01/2042	1,782,458
6,801,161	Federal Home Loan Mortgage Corporation, Pool T60782	3.50%		07/01/2042	6,760,336
8,218,486	Federal Home Loan Mortgage Corporation, Pool T60853	3.50%		09/01/2042	8,169,174
8,474,249	Federal Home Loan Mortgage Corporation, Pool T60854	3.50%		09/01/2042	8,431,208
1,310,679	Federal Home Loan Mortgage Corporation, Pool T65110	3.50%		10/01/2042	1,304,030
8,541,193	Federal Home Loan Mortgage Corporation, Pool T65492	3.00%		06/01/2048	8,313,241
581,925	Federal Home Loan Mortgage Corporation, Pool T69016	5.00%		06/01/2041	614,415
13,715,513	Federal Home Loan Mortgage Corporation, Pool T69050	3.50%		05/01/2046	13,813,841
142,677	Federal Home Loan Mortgage Corporation, Pool U60299	4.00%		11/01/2040	147,401
1,561,581	Federal Home Loan Mortgage Corporation, Pool U99125	3.00%		01/01/2043	1,559,305
27,329,081	Federal Home Loan Mortgage Corporation, Pool U99193	3.50%		03/01/2044	27,957,429
61,947,717	Federal Home Loan Mortgage Corporation, Pool V81821	3.00%		08/01/2045	61,645,864
17,459,091	Federal Home Loan Mortgage Corporation, Pool V82117	3.00%		12/01/2045	17,374,140
15,122,621	Federal Home Loan Mortgage Corporation, Pool V82209	3.50%		02/01/2046	15,421,606
7,558,919	Federal Home Loan Mortgage Corporation, Pool V82248	3.50%		03/01/2046	7,708,306
93,072,224	Federal Home Loan Mortgage Corporation, Pool Z40117	3.00%		04/01/2045	92,602,743
7,902,553	Federal Home Loan Mortgage Corporation, Pool ZS4750	3.00%		01/01/2048	7,805,481
17,376,371	Federal Home Loan Mortgage Corporation, Pool ZT1827	3.00%		07/01/2047	17,260,799
10,434,449	Federal Home Loan Mortgage Corporation, Series 2015-SC02-1A	3.00%		09/25/2045	10,149,461
5,645,397	Federal Home Loan Mortgage Corporation, Series 2016-SC01-1A	3.00%		07/25/2046	5,486,226
2,221,851	Federal Home Loan Mortgage Corporation, Series 2021-MN1-M1 (Secured Overnight Financing Rate 30 Day Average + 2.00%)	2.10	% (a)	01/25/2051	2,150,532
1,250,000	Federal Home Loan Mortgage Corporation, Series 2021-MN1-M2 (Secured Overnight Financing Rate 30 Day Average + 3.75%)	3.85	% (a)	01/25/2051	1,191,415
568,949	Federal Home Loan Mortgage Corporation, Series 2519-ZD	5.50%		11/15/2032	605,572
309,321	Federal Home Loan Mortgage Corporation, Series 2596-ZL	5.00%		04/15/2033	328,701
14,675,715	Federal Home Loan Mortgage Corporation, Series 267-30	3.00%		08/15/2042	14,277,272
206,142	Federal Home Loan Mortgage Corporation, Series 2684-ZN	4.00%		10/15/2033	211,673
11,310,847	Federal Home Loan Mortgage Corporation, Series 274-30	3.00%		08/15/2042	11,360,776
1,374,666	Federal Home Loan Mortgage Corporation, Series 2750-ZT	5.00%		02/15/2034	1,460,549
43,785,734	Federal Home Loan Mortgage Corporation, Series 280-30	3.00%		09/15/2042	44,007,067
3,509,571	Federal Home Loan Mortgage Corporation, Series 2825-PZ	5.50%		07/15/2034	3,802,419
8,078,764	Federal Home Loan Mortgage Corporation, Series 284-300	3.00%		10/15/2042	8,002,273
2,119,841	Federal Home Loan Mortgage Corporation, Series 2898-JZ	5.00%		12/15/2034	2,242,343
5,133,914	Federal Home Loan Mortgage Corporation, Series 2899-AZ	5.00%		12/15/2034	5,441,766
2,770,725	Federal Home Loan Mortgage Corporation, Series 2909-Z	5.00%		12/15/2034	2,938,163
5,453,547	Federal Home Loan Mortgage Corporation, Series 2932-Z	5.00%		02/15/2035	5,797,256
314,359	Federal Home Loan Mortgage Corporation, Series 2990-JL (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	6.25	% (d)(e)	03/15/2035	13,408
2,259,692	Federal Home Loan Mortgage Corporation, Series 3002-SN (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	6.10	% (d)(e)	07/15/2035	306,813
1,575,250	Federal Home Loan Mortgage Corporation, Series 3030-SL (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	5.70	% (d)(e)	09/15/2035	147,407
507,234	Federal Home Loan Mortgage Corporation, Series 3045-DI (-1 x 1 Month LIBOR USD + 6.73%, 6.73% Cap)	6.33	% (d)(e)	10/15/2035	52,577
3,617,232	Federal Home Loan Mortgage Corporation, Series 3116-Z	5.50%		02/15/2036	3,865,634
604,274	Federal Home Loan Mortgage Corporation, Series 3117-ZN	4.50%		02/15/2036	614,134
1,738,069	Federal Home Loan Mortgage Corporation, Series 3174-PZ	5.00%		01/15/2036	1,851,022
461,047	Federal Home Loan Mortgage Corporation, Series 3187-JZ	5.00%		07/15/2036	487,420
1,234,608	Federal Home Loan Mortgage Corporation, Series 3188-ZK	5.00%		07/15/2036	1,311,654
2,111,686	Federal Home Loan Mortgage Corporation, Series 3203-SE (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	6.10	% (d)(e)	08/15/2036	271,051
2,541,472	Federal Home Loan Mortgage Corporation, Series 3203-Z	5.00%		07/15/2036	2,709,035
4,026,980	Federal Home Loan Mortgage Corporation, Series 3203-ZC	5.00%		07/15/2036	4,292,485
2,633,997	Federal Home Loan Mortgage Corporation, Series 3261-SA (-1 x 1 Month LIBOR USD + 6.43%, 6.43% Cap)	6.03	% (d)(e)	01/15/2037	370,213
6,731,291	Federal Home Loan Mortgage Corporation, Series 326-300	3.00%		03/15/2044	6,645,085
2,632,804	Federal Home Loan Mortgage Corporation, Series 3275-SC (-1 x 1 Month LIBOR USD + 6.08%, 6.08% Cap)	5.68	% (d)(e)	02/15/2037	273,161
675,913	Federal Home Loan Mortgage Corporation, Series 3315-HZ	6.00%		05/15/2037	730,489
1,943,062	Federal Home Loan Mortgage Corporation, Series 3326-GS (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	6.25	% (d)(e)	06/15/2037	285,020
429,340	Federal Home Loan Mortgage Corporation, Series 3351-ZC	5.50%		07/15/2037	456,331
5,538,824	Federal Home Loan Mortgage Corporation, Series 3355-BI (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.65	% (d)(e)	08/15/2037	712,181
235,862	Federal Home Loan Mortgage Corporation, Series 3369-Z	6.00%		09/15/2037	256,567
574,232	Federal Home Loan Mortgage Corporation, Series 3405-ZG	5.50%		01/15/2038	611,535
610,682	Federal Home Loan Mortgage Corporation, Series 3417-SI (-1 x 1 Month LIBOR USD + 6.18%, 6.18% Cap)	5.78	% (d)(e)	02/15/2038	58,902
1,262,215	Federal Home Loan Mortgage Corporation, Series 3423-GS (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	5.25	% (d)(e)	03/15/2038	130,801
207,269	Federal Home Loan Mortgage Corporation, Series 3423-SG (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	5.25	% (d)(e)	03/15/2038	20,862
241,772	Federal Home Loan Mortgage Corporation, Series 3451-S (-1 x 1 Month LIBOR USD + 6.03%, 6.03% Cap)	5.63	% (d)(e)	02/15/2037	32,047
252,130	Federal Home Loan Mortgage Corporation, Series 3455-SC (-1 x 1 Month LIBOR USD + 6.06%, 6.06% Cap)	5.66	% (d)(e)	06/15/2038	27,844
104,242	Federal Home Loan Mortgage Corporation, Series 3473-SM (-1 x 1 Month LIBOR USD + 6.07%, 6.07% Cap)	5.67	% (d)(e)	07/15/2038	7,934
2,051,495	Federal Home Loan Mortgage Corporation, Series 3484-SE (-1 x 1 Month LIBOR USD + 5.85%, 5.85% Cap)	5.45	% (d)(e)	08/15/2038	192,920
2,855,189	Federal Home Loan Mortgage Corporation, Series 3519-SD (-1 x 1 Month LIBOR USD + 5.55%, 5.55% Cap)	5.15	% (d)(e)	02/15/2038	297,100
892,323	Federal Home Loan Mortgage Corporation, Series 3524-LB	3.35	% (b)(d)(h)	06/15/2038	881,822
74,517	Federal Home Loan Mortgage Corporation, Series 3530-GZ	4.50	% (f)	05/15/2039	71,356
2,832,485	Federal Home Loan Mortgage Corporation, Series 3541-EI (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	6.35	% (d)(e)	06/15/2039	440,513
303,919	Federal Home Loan Mortgage Corporation, Series 3545-SA (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	5.75	% (d)(e)	06/15/2039	48,239
126,430	Federal Home Loan Mortgage Corporation, Series 3549-SA (-1 x 1 Month LIBOR USD + 5.80%, 5.80% Cap)	5.40	% (d)(e)	07/15/2039	14,782
46,672,006	Federal Home Loan Mortgage Corporation, Series 357-200	2.00%		09/15/2047	45,589,158
3,430,429	Federal Home Loan Mortgage Corporation, Series 3577-LS (-1 x 1 Month LIBOR USD + 7.20%, 7.20% Cap)	6.80	% (d)(e)	08/15/2035	460,192
951,832	Federal Home Loan Mortgage Corporation, Series 3582-SA (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.60	% (d)(e)	10/15/2049	118,645
1,032,968	Federal Home Loan Mortgage Corporation, Series 3583-GB	4.50%		10/15/2039	1,067,793
2,099,412	Federal Home Loan Mortgage Corporation, Series 3616-SG (-1 x 1 Month LIBOR USD + 6.35%, 6.35% Cap)	5.95	% (d)(e)	03/15/2032	227,603
3,014,712	Federal Home Loan Mortgage Corporation, Series 3626-AZ	5.50%		08/15/2036	3,247,761
4,430,860	Federal Home Loan Mortgage Corporation, Series 3641-Z	5.50%		02/15/2036	4,774,553
3,990,145	Federal Home Loan Mortgage Corporation, Series 3654-ZB	5.50%		11/15/2037	4,265,561
9,720,626	Federal Home Loan Mortgage Corporation, Series 3666-VZ	5.50%		08/15/2036	10,490,690
511,207	Federal Home Loan Mortgage Corporation, Series 3667-SB (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	6.05	% (d)(e)	05/15/2040	66,725
3,834,494	Federal Home Loan Mortgage Corporation, Series 3702-SG (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.65	% (d)(e)	08/15/2032	338,197
1,404,018	Federal Home Loan Mortgage Corporation, Series 3704-EI	5.00	% (d)	12/15/2036	260,882
1,719,499	Federal Home Loan Mortgage Corporation, Series 3712-SG (-5 x 1 Month LIBOR USD + 25.00%, 25.00% Cap)	23.85	% (e)	08/15/2040	1,983,314
2,336,761	Federal Home Loan Mortgage Corporation, Series 3724-CM	5.50%		06/15/2037	2,499,614
7,676,985	Federal Home Loan Mortgage Corporation, Series 3726-SA (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.65	% (d)(e)	09/15/2040	1,141,257
244,329	Federal Home Loan Mortgage Corporation, Series 3741-SC (-2 x 1 Month LIBOR USD + 10.00%, 10.00% Cap)	9.21	% (e)	10/15/2040	238,300
4,948,724	Federal Home Loan Mortgage Corporation, Series 3752-BS (-2 x 1 Month LIBOR USD + 10.00%, 10.00% Cap)	9.54	% (e)	11/15/2040	4,503,705
15,752,317	Federal Home Loan Mortgage Corporation, Series 3768-ZX	5.00%		12/15/2040	16,941,231
2,422,520	Federal Home Loan Mortgage Corporation, Series 3771-AL	4.00%		12/15/2030	2,458,550
6,829,505	Federal Home Loan Mortgage Corporation, Series 3779-BY	3.50%		12/15/2030	6,896,501
15,121,625	Federal Home Loan Mortgage Corporation, Series 3779-DZ	4.50	% (f)	12/15/2040	16,287,376
7,509,054	Federal Home Loan Mortgage Corporation, Series 3779-LB	4.00%		12/15/2030	7,699,427
1,847,759	Federal Home Loan Mortgage Corporation, Series 3779-YA	3.50%		12/15/2030	1,869,782
6,223,870	Federal Home Loan Mortgage Corporation, Series 3783-AC	4.00%		01/15/2031	6,373,200
3,439,261	Federal Home Loan Mortgage Corporation, Series 3786-SG (-2 x 1 Month LIBOR USD + 9.50%, 9.50% Cap)	8.71	% (e)	01/15/2041	3,490,088
5,366,506	Federal Home Loan Mortgage Corporation, Series 3788-AY	3.50%		01/15/2031	5,423,590
1,071,493	Federal Home Loan Mortgage Corporation, Series 3790-Z	4.00%		01/15/2041	1,101,961
13,952,485	Federal Home Loan Mortgage Corporation, Series 3800-VZ	4.50%		02/15/2041	14,600,250
1,988,542	Federal Home Loan Mortgage Corporation, Series 3803-ZM	4.00%		02/15/2041	2,036,918
20,730,589	Federal Home Loan Mortgage Corporation, Series 3806-CZ	5.50%		07/15/2034	22,354,329
7,440,375	Federal Home Loan Mortgage Corporation, Series 3808-DB	3.50%		02/15/2031	7,481,550
6,257,746	Federal Home Loan Mortgage Corporation, Series 3812-EY	3.50%		02/15/2031	6,320,894
1,531,350	Federal Home Loan Mortgage Corporation, Series 3818-CZ	4.50%		03/15/2041	1,622,831
725,629	Federal Home Loan Mortgage Corporation, Series 3819-MS (-1 x 1 Month LIBOR USD + 6.47%, 6.47% Cap)	6.07	% (d)(e)	06/15/2040	16,114
4,446,021	Federal Home Loan Mortgage Corporation, Series 3819-ZU	5.50%		07/15/2034	4,801,419
14,975,274	Federal Home Loan Mortgage Corporation, Series 3824-EY	3.50%		03/15/2031	15,144,889
3,350,433	Federal Home Loan Mortgage Corporation, Series 3828-SW (-3 x 1 Month LIBOR USD + 13.20%, 13.20% Cap)	12.01	% (e)	02/15/2041	3,677,633
5,288,139	Federal Home Loan Mortgage Corporation, Series 3829-VZ	4.00%		03/15/2041	5,363,164
8,620,450	Federal Home Loan Mortgage Corporation, Series 3843-PZ	5.00	% (f)	04/15/2041	9,271,668
14,230,402	Federal Home Loan Mortgage Corporation, Series 3863-ZA	5.50%		08/15/2034	15,256,491
4,731,498	Federal Home Loan Mortgage Corporation, Series 3870-PB	4.50%		06/15/2041	4,904,436
21,628,885	Federal Home Loan Mortgage Corporation, Series 3871-LZ	5.50%		06/15/2041	23,440,546
6,658,713	Federal Home Loan Mortgage Corporation, Series 3872-BA	4.00%		06/15/2041	6,700,313
3,840,420	Federal Home Loan Mortgage Corporation, Series 3877-EY	4.50%		06/15/2041	3,829,996
948,102	Federal Home Loan Mortgage Corporation, Series 3877-GY	4.50%		06/15/2041	933,724
9,392,302	Federal Home Loan Mortgage Corporation, Series 3877-ZU	4.50%		06/15/2041	9,257,988
2,966,560	Federal Home Loan Mortgage Corporation, Series 3900-SB (-1 x 1 Month LIBOR USD + 5.97%, 5.97% Cap)	5.57	% (d)(e)	07/15/2041	309,086
12,199,230	Federal Home Loan Mortgage Corporation, Series 3901-VZ	4.00%		07/15/2041	12,388,220
20,973,105	Federal Home Loan Mortgage Corporation, Series 3910-GZ	5.00%		08/15/2041	22,441,000
2,958,992	Federal Home Loan Mortgage Corporation, Series 3910-ZE	5.00%		10/15/2034	3,144,497
3,919,058	Federal Home Loan Mortgage Corporation, Series 3919-KL	4.50%		09/15/2041	3,894,307
15,062,978	Federal Home Loan Mortgage Corporation, Series 3919-ZJ	4.00%		09/15/2041	15,687,101
924,353	Federal Home Loan Mortgage Corporation, Series 3942-JZ	4.00%		10/15/2041	928,922
3,827,907	Federal Home Loan Mortgage Corporation, Series 3944-AZ	4.00%		10/15/2041	3,932,606
1,459,011	Federal Home Loan Mortgage Corporation, Series 3946-SM (-3 x 1 Month LIBOR USD + 14.70%, 14.70% Cap)	13.51	% (e)	10/15/2041	1,804,473
13,208,833	Federal Home Loan Mortgage Corporation, Series 3969-AB	4.00%		10/15/2033	13,563,137
2,317,551	Federal Home Loan Mortgage Corporation, Series 3982-AZ	3.50%		01/15/2042	2,247,910
55,022,564	Federal Home Loan Mortgage Corporation, Series 3990-ZA	3.50%		01/15/2042	55,214,042
3,932,178	Federal Home Loan Mortgage Corporation, Series 3999-EZ	4.00%		02/15/2042	4,008,378
23,775,193	Federal Home Loan Mortgage Corporation, Series 3999-ZB	4.00%		02/15/2042	24,195,995
35,620,924	Federal Home Loan Mortgage Corporation, Series 4016-KZ	4.00	% (f)	03/15/2042	36,922,000
440,158	Federal Home Loan Mortgage Corporation, Series 4050-BC	2.00%		05/15/2041	439,976
1,066,706	Federal Home Loan Mortgage Corporation, Series 4050-ND	2.50%		09/15/2041	1,058,556
76,765,086	Federal Home Loan Mortgage Corporation, Series 4084-TZ	4.00%		07/15/2042	77,897,686
48,149,486	Federal Home Loan Mortgage Corporation, Series 4097-ZA	3.50	% (f)	08/15/2042	48,527,257
53,047,410	Federal Home Loan Mortgage Corporation, Series 4109-GE	4.50%		10/15/2041	55,132,243
16,775,207	Federal Home Loan Mortgage Corporation, Series 4116-AP	1.35%		08/15/2042	15,424,670
4,044,155	Federal Home Loan Mortgage Corporation, Series 4121-AV	3.00%		12/15/2035	3,987,928
20,553,897	Federal Home Loan Mortgage Corporation, Series 4160-HP	2.50%		01/15/2033	20,152,592
18,702,152	Federal Home Loan Mortgage Corporation, Series 4162-ZJ	3.00%		02/15/2033	18,502,873
1,741,061	Federal Home Loan Mortgage Corporation, Series 4165-ZT	3.00%		02/15/2043	1,691,383
49,382,800	Federal Home Loan Mortgage Corporation, Series 4174-Z	3.50	% (f)	03/15/2043	50,211,700
88,201,432	Federal Home Loan Mortgage Corporation, Series 4179-AZ	4.00%		01/15/2041	90,715,128
9,321,750	Federal Home Loan Mortgage Corporation, Series 4183-ZB	3.00	% (f)	03/15/2043	8,822,909
3,582,507	Federal Home Loan Mortgage Corporation, Series 4186-ZJ	3.00%		03/15/2033	3,463,394
11,084,665	Federal Home Loan Mortgage Corporation, Series 4189-ML	3.00%		04/15/2038	10,917,946
40,532,145	Federal Home Loan Mortgage Corporation, Series 4212-US (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	5.12	% (e)	06/15/2043	35,878,126
19,464,135	Federal Home Loan Mortgage Corporation, Series 4223-US (-1 x 1 Month LIBOR USD + 5.43%, 5.43% Cap)	5.15	% (e)	07/15/2043	17,593,379
28,270,601	Federal Home Loan Mortgage Corporation, Series 4223-ZV	4.00	% (f)	07/15/2043	29,648,553
5,572,998	Federal Home Loan Mortgage Corporation, Series 4229-TZ	3.00%		06/15/2043	5,430,106
35,338,252	Federal Home Loan Mortgage Corporation, Series 4229-ZA	4.00	% (f)	07/15/2043	36,998,241
9,088,353	Federal Home Loan Mortgage Corporation, Series 4249-CS (-1 x 1 Month LIBOR USD + 4.65%, 4.65% Cap)	4.48	% (e)	09/15/2043	7,783,349
24,623,983	Federal Home Loan Mortgage Corporation, Series 4250-BZ	3.00	% (f)	09/15/2033	24,402,813
11,367,525	Federal Home Loan Mortgage Corporation, Series 4267-BZ	4.00%		10/15/2040	11,815,331
24,328,053	Federal Home Loan Mortgage Corporation, Series 4283-ZL	3.00	% (f)	08/15/2033	24,350,887
20,843,522	Federal Home Loan Mortgage Corporation, Series 4355-ZX	4.00%		05/15/2044	21,825,829
16,943,864	Federal Home Loan Mortgage Corporation, Series 4376-GZ	3.00	% (f)	08/15/2044	16,609,608
53,868,641	Federal Home Loan Mortgage Corporation, Series 4377-LZ	3.00	% (f)	08/15/2044	52,801,805
10,948,562	Federal Home Loan Mortgage Corporation, Series 4377-UZ	3.00%		08/15/2044	10,752,465
2,099,619	Federal Home Loan Mortgage Corporation, Series 4379-KA	3.00%		08/15/2044	2,084,133
1,637,152	Federal Home Loan Mortgage Corporation, Series 4384-A	3.00%		12/15/2040	1,644,540
29,445,494	Federal Home Loan Mortgage Corporation, Series 4384-ZY	3.00	% (f)	09/15/2044	28,865,046
6,491,247	Federal Home Loan Mortgage Corporation, Series 4390-NY	3.00%		06/15/2040	6,503,557
149,234,960	Federal Home Loan Mortgage Corporation, Series 4390-NZ	3.00	% (f)	09/15/2044	146,288,137
1,258,410	Federal Home Loan Mortgage Corporation, Series 4391-MA	3.00%		07/15/2040	1,260,153
15,386,216	Federal Home Loan Mortgage Corporation, Series 4408-PB	3.00%		04/15/2044	14,967,797
23,150,282	Federal Home Loan Mortgage Corporation, Series 4427-CE	3.00%		02/15/2034	23,009,319
9,294,936	Federal Home Loan Mortgage Corporation, Series 4427-PS (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	5.20	% (d)(e)	07/15/2044	823,726
10,340,329	Federal Home Loan Mortgage Corporation, Series 4429-HA	3.00%		04/15/2034	10,120,403
28,438,078	Federal Home Loan Mortgage Corporation, Series 4434-LZ	3.00	% (f)	02/15/2045	27,724,425
1,832,437	Federal Home Loan Mortgage Corporation, Series 4438-B	3.00%		10/15/2043	1,796,692
10,633,368	Federal Home Loan Mortgage Corporation, Series 4441-VZ	3.00	% (f)	02/15/2045	10,416,001
4,404,480	Federal Home Loan Mortgage Corporation, Series 4444-CH	3.00%		01/15/2041	4,425,875
30,910,955	Federal Home Loan Mortgage Corporation, Series 4444-CZ	3.00	% (f)	02/15/2045	29,939,380
2,672,286	Federal Home Loan Mortgage Corporation, Series 4447-A	3.00%		06/15/2041	2,680,650
27,464,595	Federal Home Loan Mortgage Corporation, Series 4447-YZ	4.00%		08/15/2043	28,376,706
9,487,912	Federal Home Loan Mortgage Corporation, Series 4462-ZA	3.00	% (f)	04/15/2045	9,398,507
48,121,555	Federal Home Loan Mortgage Corporation, Series 4463-ZC	3.00%		04/15/2045	46,813,996
30,756,978	Federal Home Loan Mortgage Corporation, Series 4467-ZA	3.00	% (f)	04/15/2045	30,161,590
23,025,017	Federal Home Loan Mortgage Corporation, Series 4471-BA	3.00%		12/15/2041	22,927,083
20,021,528	Federal Home Loan Mortgage Corporation, Series 4471-BC	3.00%		12/15/2041	19,952,341
48,090,975	Federal Home Loan Mortgage Corporation, Series 4471-GA	3.00%		02/15/2044	47,063,434
10,688,983	Federal Home Loan Mortgage Corporation, Series 4481-B	3.00%		12/15/2042	10,402,043
67,644,604	Federal Home Loan Mortgage Corporation, Series 4483-CA	3.00%		06/15/2044	66,402,846
37,239,357	Federal Home Loan Mortgage Corporation, Series 4483-PA	2.50%		06/15/2045	36,482,709
9,312,653	Federal Home Loan Mortgage Corporation, Series 4492-GZ	3.50%		07/15/2045	9,207,704
2,229,087	Federal Home Loan Mortgage Corporation, Series 4498-PD	2.50%		08/15/2042	2,216,759
5,174,903	Federal Home Loan Mortgage Corporation, Series 4499-AB	3.00%		06/15/2042	5,075,479
7,038,733	Federal Home Loan Mortgage Corporation, Series 4500-GO	0.00	% (h)	08/15/2045	6,159,084
13,757,129	Federal Home Loan Mortgage Corporation, Series 4504-CA	3.00%		04/15/2044	13,560,090
23,166,302	Federal Home Loan Mortgage Corporation, Series 4527-GA	3.00%		02/15/2044	22,763,876
48,694,647	Federal Home Loan Mortgage Corporation, Series 4533-AB	3.00%		06/15/2044	48,008,905
44,751,525	Federal Home Loan Mortgage Corporation, Series 4543-HG	2.70%		04/15/2044	43,936,380
65,437,151	Federal Home Loan Mortgage Corporation, Series 4573-CA	3.00%		11/15/2044	64,526,279
13,989,461	Federal Home Loan Mortgage Corporation, Series 4573-DA	3.00%		03/15/2045	13,501,141
48,551,984	Federal Home Loan Mortgage Corporation, Series 4582-HA	3.00%		09/15/2045	47,638,954
14,448,479	Federal Home Loan Mortgage Corporation, Series 4588-DA	3.00%		02/15/2044	14,032,792
9,289,568	Federal Home Loan Mortgage Corporation, Series 4629-KA	3.00%		03/15/2045	9,103,012
36,041,820	Federal Home Loan Mortgage Corporation, Series 4636-DZ	3.50	% (f)	12/15/2046	36,334,991
26,124,546	Federal Home Loan Mortgage Corporation, Series 4679-VZ	3.50	% (f)	02/15/2047	26,383,803
8,428,386	Federal Home Loan Mortgage Corporation, Series 4744-KA	3.00%		08/15/2046	8,257,687
9,881,907	Federal Home Loan Mortgage Corporation, Series 4766-ZB	4.00	% (f)	01/15/2048	10,416,223
6,415,875	Federal Home Loan Mortgage Corporation, Series 4791-IO	3.00	% (d)	05/15/2048	904,855
37,959,398	Federal Home Loan Mortgage Corporation, Series 4791-JT	3.00%		05/15/2048	37,445,052
5,612,867	Federal Home Loan Mortgage Corporation, Series 4791-LI	3.00	% (d)	05/15/2048	657,497
5,612,867	Federal Home Loan Mortgage Corporation, Series 4791-LO	0.00	% (h)	05/15/2048	4,752,707
20,696,372	Federal Home Loan Mortgage Corporation, Series 4791-PO	0.00	% (h)	05/15/2048	17,633,081
16,174,054	Federal Home Loan Mortgage Corporation, Series 4792-A	3.00%		05/15/2048	15,954,844
10,782,022	Federal Home Loan Mortgage Corporation, Series 4793-C	3.00%		06/15/2048	10,565,036
9,374,131	Federal Home Loan Mortgage Corporation, Series 4795-AO	0.00	% (h)	05/15/2048	7,929,510
7,620,217	Federal Home Loan Mortgage Corporation, Series 4801-OG	0.00	% (h)	06/15/2048	6,500,993
15,151,669	Federal Home Loan Mortgage Corporation, Series 4901-BD	3.00%		07/25/2049	15,026,290
33,387,214	Federal Home Loan Mortgage Corporation, Series 4924-ST (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.54	% (d)(e)	08/25/2048	4,803,565
14,584,494	Federal Home Loan Mortgage Corporation, Series 5004-LS (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	5.69	% (d)(e)	07/25/2050	2,687,084
62,113,083	Federal Home Loan Mortgage Corporation, Series 5105-NH	2.00%		02/25/2037	59,430,220
9,719,834	Federal Home Loan Mortgage Corporation, Series 5112-SC (-1 x Secured Overnight Financing Rate 30 Day Average + 2.50%, 2.50% Cap)	2.40	% (d)(e)	06/25/2051	331,019
24,904,269	Federal Home Loan Mortgage Corporation, Series 5117-D	2.00%		06/25/2051	23,646,997
50,511,312	Federal Home Loan Mortgage Corporation, Series 5126-AH	2.00%		02/25/2037	48,329,567
30,302,929	Federal Home Loan Mortgage Corporation, Series 5145-SB (-1 x Secured Overnight Financing Rate 30 Day Average + 2.60%, 2.60% Cap)	2.50	% (d)(e)	09/25/2051	1,252,444
57,160,759	Federal Home Loan Mortgage Corporation, Series 5157-EI	3.00	% (d)	10/25/2051	8,291,077
14,750,156	Federal Home Loan Mortgage Corporation, Series 5159-CD	1.50%		07/25/2041	13,879,938
46,538,739	Federal Home Loan Mortgage Corporation, Series 5160-S (-1 x Secured Overnight Financing Rate 30 Day Average + 3.74%, 3.74% Cap)	3.64	% (d)(e)	08/25/2050	4,666,179
25,208,985	Federal Home Loan Mortgage Corporation, Series 5175-CZ	2.50	% (f)	09/25/2051	20,553,276
111,000,000	Federal Home Loan Mortgage Corporation, Series K139-AM	1.87%		02/25/2032	101,444,154
250,000,000	Federal Home Loan Mortgage Corporation, Series K140-A2	2.25%		01/25/2032	237,063,600
125,000,000	Federal Home Loan Mortgage Corporation, Series K140-AM	2.25%		01/25/2032	117,499,600
150,000,000	Federal Home Loan Mortgage Corporation, Series K141-A2	2.25%		05/25/2032	141,246,450
100,000,000	Federal Home Loan Mortgage Corporation, Series K141-AM	2.25%		05/25/2032	93,630,230
25,000,000	Federal Home Loan Mortgage Corporation, Series K142-AM	2.40%		05/25/2032	23,743,780
30,136,176	Federal Home Loan Mortgage Corporation, Series R003-ZA	5.50%		10/15/2035	32,553,965
4,322,513	Federal National Mortgage Association Pass-Thru, Pool 555743	5.00%		09/01/2033	4,674,837
3,150,056	Federal National Mortgage Association Pass-Thru, Pool 735382	5.00%		04/01/2035	3,407,578
5,115,600	Federal National Mortgage Association Pass-Thru, Pool 735402	5.00%		04/01/2035	5,531,926
3,528,617	Federal National Mortgage Association Pass-Thru, Pool 735484	5.00%		05/01/2035	3,815,883
1,464,633	Federal National Mortgage Association Pass-Thru, Pool 735667	5.00%		07/01/2035	1,583,523
1,193,129	Federal National Mortgage Association Pass-Thru, Pool 735893	5.00%		10/01/2035	1,291,493
2,878,923	Federal National Mortgage Association Pass-Thru, Pool 745275	5.00%		02/01/2036	3,117,341
120,652	Federal National Mortgage Association Pass-Thru, Pool 888695	5.00%		08/01/2037	130,525
706,422	Federal National Mortgage Association Pass-Thru, Pool 888968	5.00%		08/01/2035	763,420
5,399,651	Federal National Mortgage Association Pass-Thru, Pool 890549	4.00%		11/01/2043	5,653,169
6,319,988	Federal National Mortgage Association Pass-Thru, Pool 890565	3.00%		11/01/2043	6,315,412
386,047	Federal National Mortgage Association Pass-Thru, Pool 931104	5.00%		05/01/2039	405,881
87,563	Federal National Mortgage Association Pass-Thru, Pool 975116	5.00%		05/01/2038	94,847
1,032,833	Federal National Mortgage Association Pass-Thru, Pool 986864	6.50%		08/01/2038	1,167,747
602,843	Federal National Mortgage Association Pass-Thru, Pool 987316	6.50%		09/01/2038	668,527
5,759,479	Federal National Mortgage Association Pass-Thru, Pool 995203	5.00%		07/01/2035	6,134,115
9,604,637	Federal National Mortgage Association Pass-Thru, Pool 995849	5.00%		08/01/2036	10,391,684
7,838,807	Federal National Mortgage Association Pass-Thru, Pool AB2123	4.00%		01/01/2031	8,069,157
157,563	Federal National Mortgage Association Pass-Thru, Pool AB2370	4.50%		09/01/2035	160,823
521,814	Federal National Mortgage Association Pass-Thru, Pool AB3713	4.00%		10/01/2031	535,566
3,939,921	Federal National Mortgage Association Pass-Thru, Pool AB3796	3.50%		11/01/2031	4,014,714
750,345	Federal National Mortgage Association Pass-Thru, Pool AB3850	4.00%		11/01/2041	754,488
1,108,028	Federal National Mortgage Association Pass-Thru, Pool AB3923	4.00%		11/01/2041	1,116,799
14,680,421	Federal National Mortgage Association Pass-Thru, Pool AB4167	3.50%		01/01/2032	14,978,909
12,216,878	Federal National Mortgage Association Pass-Thru, Pool AB4261	3.50%		01/01/2032	12,374,810
2,023,426	Federal National Mortgage Association Pass-Thru, Pool AB5084	3.50%		05/01/2032	2,049,390
5,152,455	Federal National Mortgage Association Pass-Thru, Pool AB5156	3.50%		05/01/2032	5,218,399
7,403,236	Federal National Mortgage Association Pass-Thru, Pool AB5212	3.50%		05/01/2032	7,498,258
4,860,058	Federal National Mortgage Association Pass-Thru, Pool AB5243	4.00%		05/01/2042	4,898,857
11,466,494	Federal National Mortgage Association Pass-Thru, Pool AB5911	3.00%		08/01/2032	11,445,362
3,612,982	Federal National Mortgage Association Pass-Thru, Pool AB6280	3.00%		09/01/2042	3,605,241
5,302,567	Federal National Mortgage Association Pass-Thru, Pool AB6349	3.00%		10/01/2032	5,292,799
14,923,155	Federal National Mortgage Association Pass-Thru, Pool AB6750	3.00%		10/01/2032	14,895,573
7,466,557	Federal National Mortgage Association Pass-Thru, Pool AB6751	3.00%		10/01/2032	7,431,886
38,723,458	Federal National Mortgage Association Pass-Thru, Pool AB6854	3.00%		11/01/2042	38,695,211
28,369,685	Federal National Mortgage Association Pass-Thru, Pool AB7077	3.00%		11/01/2042	28,343,180
23,973,788	Federal National Mortgage Association Pass-Thru, Pool AB7344	3.00%		12/01/2032	23,929,414
12,057,866	Federal National Mortgage Association Pass-Thru, Pool AB7776	3.00%		02/01/2043	11,990,647
14,310,851	Federal National Mortgage Association Pass-Thru, Pool AB7877	3.00%		02/01/2043	14,244,034
6,724,708	Federal National Mortgage Association Pass-Thru, Pool AB8418	3.00%		02/01/2033	6,712,265
10,100,156	Federal National Mortgage Association Pass-Thru, Pool AB8520	3.00%		02/01/2033	10,081,476
12,113,727	Federal National Mortgage Association Pass-Thru, Pool AB8703	3.00%		03/01/2038	11,986,760
5,749,209	Federal National Mortgage Association Pass-Thru, Pool AB8858	3.00%		04/01/2033	5,738,629
10,032,821	Federal National Mortgage Association Pass-Thru, Pool AB9020	3.00%		04/01/2038	9,928,200
8,593,356	Federal National Mortgage Association Pass-Thru, Pool AB9197	3.00%		05/01/2033	8,577,516
27,229,443	Federal National Mortgage Association Pass-Thru, Pool AB9406	3.00%		05/01/2033	27,179,079
4,902,157	Federal National Mortgage Association Pass-Thru, Pool AB9409	3.00%		05/01/2033	4,893,143
251,577	Federal National Mortgage Association Pass-Thru, Pool AD2177	4.50%		06/01/2030	260,878
387,621	Federal National Mortgage Association Pass-Thru, Pool AD6438	5.00%		06/01/2040	418,835
266,101	Federal National Mortgage Association Pass-Thru, Pool AD7859	5.00%		06/01/2040	288,145
3,131,634	Federal National Mortgage Association Pass-Thru, Pool AH0607	4.00%		12/01/2040	3,269,931
167,724	Federal National Mortgage Association Pass-Thru, Pool AH1140	4.50%		12/01/2040	172,207
2,169,344	Federal National Mortgage Association Pass-Thru, Pool AH4437	4.00%		01/01/2041	2,186,601
976,226	Federal National Mortgage Association Pass-Thru, Pool AH7309	4.00%		02/01/2031	1,004,696
1,985,237	Federal National Mortgage Association Pass-Thru, Pool AH9323	4.00%		04/01/2026	2,048,207
507,513	Federal National Mortgage Association Pass-Thru, Pool AI9831	4.00%		09/01/2041	511,507
831,610	Federal National Mortgage Association Pass-Thru, Pool AJ1265	4.00%		09/01/2041	856,275
256,571	Federal National Mortgage Association Pass-Thru, Pool AJ1399	4.00%		09/01/2041	258,611
1,615,971	Federal National Mortgage Association Pass-Thru, Pool AJ1467	4.00%		10/01/2041	1,628,823
2,176,684	Federal National Mortgage Association Pass-Thru, Pool AJ3392	4.00%		10/01/2041	2,225,611
1,143,969	Federal National Mortgage Association Pass-Thru, Pool AJ3854	4.00%		10/01/2041	1,153,058
5,728,652	Federal National Mortgage Association Pass-Thru, Pool AJ4118	4.00%		11/01/2041	5,774,168
1,381,244	Federal National Mortgage Association Pass-Thru, Pool AJ4131	4.00%		10/01/2041	1,392,184
1,098,835	Federal National Mortgage Association Pass-Thru, Pool AJ5172	4.00%		11/01/2041	1,107,534
9,416,357	Federal National Mortgage Association Pass-Thru, Pool AJ5322	4.00%		11/01/2041	9,831,947
3,549,517	Federal National Mortgage Association Pass-Thru, Pool AJ7677	3.50%		12/01/2041	3,522,541
1,038,857	Federal National Mortgage Association Pass-Thru, Pool AJ8334	4.00%		12/01/2041	1,044,609
12,041,799	Federal National Mortgage Association Pass-Thru, Pool AK0713	3.50%		01/01/2032	12,197,368
1,668,426	Federal National Mortgage Association Pass-Thru, Pool AK4039	4.00%		02/01/2042	1,681,702
3,044,913	Federal National Mortgage Association Pass-Thru, Pool AK4763	4.00%		02/01/2042	3,069,047
1,373,453	Federal National Mortgage Association Pass-Thru, Pool AK9438	4.00%		03/01/2042	1,381,027
2,284,755	Federal National Mortgage Association Pass-Thru, Pool AK9439	4.00%		03/01/2042	2,302,957
532,367	Federal National Mortgage Association Pass-Thru, Pool AK9446	4.50%		03/01/2042	556,405
56,509,916	Federal National Mortgage Association Pass-Thru, Pool AL3699	3.00%		06/01/2043	56,390,264
30,415,632	Federal National Mortgage Association Pass-Thru, Pool AL3883	3.00%		07/01/2043	30,350,989
798,759	Federal National Mortgage Association Pass-Thru, Pool AL4292	4.50%		04/01/2026	823,498
4,993,895	Federal National Mortgage Association Pass-Thru, Pool AL4312	4.00%		10/01/2043	5,216,078
10,446,512	Federal National Mortgage Association Pass-Thru, Pool AL6075	3.50%		09/01/2053	10,375,779
19,906,857	Federal National Mortgage Association Pass-Thru, Pool AL6076	3.00%		06/01/2053	19,550,222
28,506,650	Federal National Mortgage Association Pass-Thru, Pool AL6141	4.00%		04/01/2042	29,835,162
26,320,161	Federal National Mortgage Association Pass-Thru, Pool AL6325	3.00%		10/01/2044	26,274,373
8,495,463	Federal National Mortgage Association Pass-Thru, Pool AL6486	4.50%		02/01/2045	9,020,964
27,588,555	Federal National Mortgage Association Pass-Thru, Pool AL6538	4.50%		06/01/2044	29,348,109
25,091,676	Federal National Mortgage Association Pass-Thru, Pool AL8304	3.50%		03/01/2046	25,568,154
7,446,430	Federal National Mortgage Association Pass-Thru, Pool AO2980	4.00%		05/01/2042	7,498,927
15,429,647	Federal National Mortgage Association Pass-Thru, Pool AP4787	3.50%		09/01/2042	15,340,567
12,106,802	Federal National Mortgage Association Pass-Thru, Pool AP4789	3.50%		09/01/2042	12,014,880
7,422,737	Federal National Mortgage Association Pass-Thru, Pool AQ5541	3.00%		12/01/2042	7,414,293
8,190,062	Federal National Mortgage Association Pass-Thru, Pool AR9856	3.00%		04/01/2043	8,180,742
8,587,061	Federal National Mortgage Association Pass-Thru, Pool AS1927	4.50%		03/01/2044	9,139,130
8,369,029	Federal National Mortgage Association Pass-Thru, Pool AS2038	4.50%		03/01/2044	8,852,070
5,069,045	Federal National Mortgage Association Pass-Thru, Pool AS2517	4.50%		05/01/2044	5,350,789
2,775,412	Federal National Mortgage Association Pass-Thru, Pool AS2551	4.50%		06/01/2044	2,944,110
2,444,560	Federal National Mortgage Association Pass-Thru, Pool AS2765	4.50%		07/01/2044	2,579,238
12,548,544	Federal National Mortgage Association Pass-Thru, Pool AS3201	3.00%		08/01/2034	12,525,416
5,738,387	Federal National Mortgage Association Pass-Thru, Pool AS3456	3.00%		10/01/2034	5,727,817
11,511,036	Federal National Mortgage Association Pass-Thru, Pool AS3666	3.00%		10/01/2034	11,489,791
35,938,160	Federal National Mortgage Association Pass-Thru, Pool AS3961	3.00%		12/01/2044	35,740,165
13,316,417	Federal National Mortgage Association Pass-Thru, Pool AS4154	3.00%		12/01/2044	13,242,978
9,411,711	Federal National Mortgage Association Pass-Thru, Pool AS4212	3.00%		01/01/2035	9,394,351
13,405,854	Federal National Mortgage Association Pass-Thru, Pool AS4281	3.00%		01/01/2035	13,381,147
10,156,604	Federal National Mortgage Association Pass-Thru, Pool AS4345	3.50%		01/01/2045	10,318,340
12,960,765	Federal National Mortgage Association Pass-Thru, Pool AS4360	3.00%		01/01/2035	12,936,910
79,288,399	Federal National Mortgage Association Pass-Thru, Pool AS4625	3.00%		03/01/2045	78,850,865
30,926,912	Federal National Mortgage Association Pass-Thru, Pool AS4645	3.00%		03/01/2045	30,756,230
13,530,327	Federal National Mortgage Association Pass-Thru, Pool AS4779	3.00%		04/01/2035	13,505,379
11,796,663	Federal National Mortgage Association Pass-Thru, Pool AS4780	3.00%		04/01/2035	11,774,925
14,804,621	Federal National Mortgage Association Pass-Thru, Pool AS4840	3.00%		04/01/2035	14,777,281
9,903,467	Federal National Mortgage Association Pass-Thru, Pool AS4881	3.00%		05/01/2035	9,885,202
15,131,967	Federal National Mortgage Association Pass-Thru, Pool AX9696	3.00%		07/01/2045	14,730,881
19,263,186	Federal National Mortgage Association Pass-Thru, Pool AY3974	3.00%		03/01/2045	19,156,924
6,377,602	Federal National Mortgage Association Pass-Thru, Pool AY4295	3.00%		02/01/2045	6,209,101
435,556	Federal National Mortgage Association Pass-Thru, Pool AY4296	3.00%		01/01/2045	422,995
2,867,941	Federal National Mortgage Association Pass-Thru, Pool AY5471	3.00%		03/01/2045	2,786,764
10,873,842	Federal National Mortgage Association Pass-Thru, Pool BC0785	3.50%		04/01/2046	11,062,808
18,780,104	Federal National Mortgage Association Pass-Thru, Pool BC9003	3.00%		11/01/2046	18,740,311
1,006,129	Federal National Mortgage Association Pass-Thru, Pool MA0264	4.50%		12/01/2029	1,043,621
3,605,061	Federal National Mortgage Association Pass-Thru, Pool MA0353	4.50%		03/01/2030	3,739,448
751,776	Federal National Mortgage Association Pass-Thru, Pool MA0406	4.50%		05/01/2030	779,809
43,436	Federal National Mortgage Association Pass-Thru, Pool MA0445	5.00%		06/01/2040	44,808
74,096	Federal National Mortgage Association Pass-Thru, Pool MA0468	5.00%		07/01/2040	76,439
1,072,937	Federal National Mortgage Association Pass-Thru, Pool MA0534	4.00%		10/01/2030	1,104,393
243,664	Federal National Mortgage Association Pass-Thru, Pool MA0587	4.00%		12/01/2030	250,812
6,185,615	Federal National Mortgage Association Pass-Thru, Pool MA0616	4.00%		01/01/2031	6,367,103
1,380,366	Federal National Mortgage Association Pass-Thru, Pool MA0896	4.00%		11/01/2041	1,388,834
46,548,662	Federal National Mortgage Association Pass-Thru, Pool MA0919	3.50%		12/01/2031	47,150,252
19,616,648	Federal National Mortgage Association Pass-Thru, Pool MA0949	3.50%		01/01/2032	19,870,162
23,278,118	Federal National Mortgage Association Pass-Thru, Pool MA0976	3.50%		02/01/2032	23,578,881
11,729,578	Federal National Mortgage Association Pass-Thru, Pool MA1010	3.50%		03/01/2032	11,902,577
2,219,281	Federal National Mortgage Association Pass-Thru, Pool MA1039	3.50%		04/01/2042	2,202,206
15,833,249	Federal National Mortgage Association Pass-Thru, Pool MA1059	3.50%		05/01/2032	16,037,857
1,393,351	Federal National Mortgage Association Pass-Thru, Pool MA1068	3.50%		05/01/2042	1,385,327
34,646,656	Federal National Mortgage Association Pass-Thru, Pool MA1084	3.50%		06/01/2032	35,220,850
3,814,193	Federal National Mortgage Association Pass-Thru, Pool MA1093	3.50%		06/01/2042	3,792,012
2,494,773	Federal National Mortgage Association Pass-Thru, Pool MA1094	4.00%		06/01/2042	2,510,070
21,095,124	Federal National Mortgage Association Pass-Thru, Pool MA1107	3.50%		07/01/2032	21,367,071
32,671,903	Federal National Mortgage Association Pass-Thru, Pool MA1117	3.50%		07/01/2042	32,451,620
36,480,329	Federal National Mortgage Association Pass-Thru, Pool MA1136	3.50%		08/01/2042	36,234,506
14,690,526	Federal National Mortgage Association Pass-Thru, Pool MA1138	3.50%		08/01/2032	14,879,896
10,626,931	Federal National Mortgage Association Pass-Thru, Pool MA1179	3.50%		09/01/2042	10,565,081
2,802,641	Federal National Mortgage Association Pass-Thru, Pool MA1201	3.50%		10/01/2032	2,838,787
17,916,513	Federal National Mortgage Association Pass-Thru, Pool MA1209	3.50%		10/01/2042	17,795,623
18,633,327	Federal National Mortgage Association Pass-Thru, Pool MA1237	3.00%		11/01/2032	18,475,383
1,660,531	Federal National Mortgage Association Pass-Thru, Pool MA1242	3.50%		11/01/2042	1,650,934
10,581,708	Federal National Mortgage Association Pass-Thru, Pool MA1338	3.00%		02/01/2033	10,562,141
42,256,979	Federal National Mortgage Association Pass-Thru, Pool MA1366	3.00%		03/01/2033	41,873,699
25,344,428	Federal National Mortgage Association Pass-Thru, Pool MA1401	3.00%		04/01/2033	25,297,539
43,532,785	Federal National Mortgage Association Pass-Thru, Pool MA1459	3.00%		06/01/2033	43,320,924
5,643,021	Federal National Mortgage Association Pass-Thru, Pool MA1490	3.00%		07/01/2033	5,632,581
28,020,039	Federal National Mortgage Association Pass-Thru, Pool MA2018	3.50%		09/01/2034	28,379,306
6,912,420	Federal National Mortgage Association Pass-Thru, Pool MA2114	3.50%		12/01/2044	6,897,902
4,733,471	Federal National Mortgage Association Pass-Thru, Pool MA2151	3.50%		01/01/2045	4,706,279
16,483,735	Federal National Mortgage Association Pass-Thru, Pool MA2164	3.50%		02/01/2035	16,655,686
13,737,944	Federal National Mortgage Association Pass-Thru, Pool MA2166	3.50%		02/01/2045	13,646,560
12,761,204	Federal National Mortgage Association Pass-Thru, Pool MA2248	3.00%		04/01/2045	12,412,238
18,250,541	Federal National Mortgage Association Pass-Thru, Pool MA2270	3.00%		05/01/2045	17,751,416
19,326,054	Federal National Mortgage Association Pass-Thru, Pool MA2650	3.50%		06/01/2046	19,180,439
15,462,829	Federal National Mortgage Association Pass-Thru, Pool MA2833	3.00%		12/01/2046	15,450,553
3,006,304	Federal National Mortgage Association Pass-Thru, Pool MA3894	4.00%		09/01/2031	3,116,518
16,500,000	Federal National Mortgage Association, Pool 387898	3.71%		08/01/2030	17,416,958
12,554,602	Federal National Mortgage Association, Pool AL9220	3.00%		06/01/2045	12,536,622
25,100,138	Federal National Mortgage Association, Pool AL9445	3.00%		07/01/2031	25,309,694
25,806,220	Federal National Mortgage Association, Pool AM8510	3.15%		05/01/2035	25,684,847
29,363,640	Federal National Mortgage Association, Pool AM8950	3.14%		06/01/2040	29,112,813
4,836,003	Federal National Mortgage Association, Pool AN5480	3.43%		06/01/2037	4,894,138
217,500,000	Federal National Mortgage Association, Pool AN6680	3.37%		11/01/2047	224,725,713
5,500,000	Federal National Mortgage Association, Pool AN7330	3.26%		12/01/2037	5,527,229
10,026,000	Federal National Mortgage Association, Pool AN7452	3.12%		11/01/2032	10,152,966
13,500,000	Federal National Mortgage Association, Pool AN8121	3.16%		01/01/2035	13,591,790
61,950,000	Federal National Mortgage Association, Pool AN9700	3.67%		07/01/2033	64,978,941
16,017,141	Federal National Mortgage Association, Pool AS7473	3.00%		07/01/2046	15,563,537
33,037,944	Federal National Mortgage Association, Pool AS7661	3.00%		08/01/2046	32,304,356
21,929,630	Federal National Mortgage Association, Pool AS8056	3.00%		10/01/2046	21,786,513
30,374,429	Federal National Mortgage Association, Pool AS8111	3.00%		10/01/2041	30,045,224
19,085,537	Federal National Mortgage Association, Pool AS8269	3.00%		11/01/2046	18,957,070
15,731,243	Federal National Mortgage Association, Pool AS8306	3.00%		11/01/2041	15,587,759
18,462,441	Federal National Mortgage Association, Pool AS8356	3.00%		11/01/2046	17,956,589
6,699,732	Federal National Mortgage Association, Pool AZ0576	3.50%		04/01/2042	6,742,650
9,066,636	Federal National Mortgage Association, Pool BC9081	3.00%		12/01/2046	8,996,503
90,370,860	Federal National Mortgage Association, Pool BF0314	3.00%		01/01/2053	90,119,361
73,971,078	Federal National Mortgage Association, Pool BF0353	3.00%		05/01/2053	73,765,441
39,886,808	Federal National Mortgage Association, Pool BF0391	3.00%		09/01/2053	39,775,809
21,457,440	Federal National Mortgage Association, Pool BK8257	1.50%		12/01/2050	19,009,754
20,681,506	Federal National Mortgage Association, Pool BK8267	2.50%		12/01/2050	19,832,062
44,554,009	Federal National Mortgage Association, Pool BL0870	4.28%		12/01/2048	48,930,628
5,000,000	Federal National Mortgage Association, Pool BL2303	3.36%		05/01/2031	5,061,878
8,860,000	Federal National Mortgage Association, Pool BL4038	2.98%		09/01/2034	8,760,135
13,075,000	Federal National Mortgage Association, Pool BL4198	2.31%		10/01/2031	12,518,170
63,966,000	Federal National Mortgage Association, Pool BL4808	2.80%		11/01/2039	60,335,035
17,125,000	Federal National Mortgage Association, Pool BL5256	2.28%		02/01/2032	16,266,028
30,200,000	Federal National Mortgage Association, Pool BL5315	2.44%		01/01/2032	28,938,995
8,190,000	Federal National Mortgage Association, Pool BL5840	2.73%		02/01/2035	7,945,796
22,828,000	Federal National Mortgage Association, Pool BL5870	2.30%		02/01/2032	21,733,431
6,680,714	Federal National Mortgage Association, Pool BL6639	2.66%		05/01/2050	6,073,997
17,175,000	Federal National Mortgage Association, Pool BL6689	2.19%		05/01/2032	16,356,599
28,785,015	Federal National Mortgage Association, Pool BL6913	1.96%		05/01/2035	25,497,751
36,488,000	Federal National Mortgage Association, Pool BL7110	1.76%		07/01/2035	31,533,592
3,568,101	Federal National Mortgage Association, Pool BL7331	2.23%		07/01/2040	3,078,919
20,400,000	Federal National Mortgage Association, Pool BL7424	1.65%		08/01/2035	17,297,677
40,000,000	Federal National Mortgage Association, Pool BL8165	1.35%		09/01/2032	34,550,816
49,000,000	Federal National Mortgage Association, Pool BL8177	1.10%		09/01/2030	42,824,351
122,500,000	Federal National Mortgage Association, Pool BL8237	1.17%		10/01/2030	107,242,419
32,000,000	Federal National Mortgage Association, Pool BL8269	1.51%		09/01/2035	26,911,977
146,000,000	Federal National Mortgage Association, Pool BL8708	1.40%		11/01/2032	123,993,789
17,000,000	Federal National Mortgage Association, Pool BL8977	1.20%		11/01/2030	14,907,111
48,643,000	Federal National Mortgage Association, Pool BL9056	1.78%		11/01/2035	42,039,171
10,950,000	Federal National Mortgage Association, Pool BL9284	2.23%		12/01/2050	9,239,396
13,313,000	Federal National Mortgage Association, Pool BL9362	1.54%		11/01/2030	11,924,017
34,735,000	Federal National Mortgage Association, Pool BL9367	1.41%		12/01/2030	30,796,742
53,000,000	Federal National Mortgage Association, Pool BL9576	2.24%		12/01/2050	44,123,177
51,404,725	Federal National Mortgage Association, Pool BM5112	3.00%		11/01/2033	51,999,224
21,328,036	Federal National Mortgage Association, Pool BM5299	3.00%		12/01/2046	21,190,379
32,856,988	Federal National Mortgage Association, Pool BM5633	3.00%		07/01/2047	32,637,951
4,755,735	Federal National Mortgage Association, Pool BM5834	3.00%		04/01/2048	4,627,261
51,615,990	Federal National Mortgage Association, Pool BM6779	2.00%		08/01/2051	47,336,734
171,441,901	Federal National Mortgage Association, Pool BM6831	1.93	% (b)	10/01/2033	155,231,332
177,391,800	Federal National Mortgage Association, Pool BM6857	1.83	% (b)	12/01/2031	163,162,959
8,569,309	Federal National Mortgage Association, Pool BQ6432	2.00%		08/01/2051	7,858,415
50,545,408	Federal National Mortgage Association, Pool BQ6498	2.00%		09/01/2051	46,344,405
16,978,013	Federal National Mortgage Association, Pool BQ6564	2.00%		09/01/2051	15,567,525
120,806,351	Federal National Mortgage Association, Pool BR2217	2.50%		08/01/2051	115,992,607
48,883,000	Federal National Mortgage Association, Pool BS2496	1.88%		09/01/2033	43,751,234
5,592,000	Federal National Mortgage Association, Pool BS2500	1.81%		06/01/2030	5,245,473
15,788,138	Federal National Mortgage Association, Pool BS2568	2.20%		09/01/2046	14,071,996
3,000,000	Federal National Mortgage Association, Pool BS2580	2.15%		08/01/2033	2,829,588
22,000,000	Federal National Mortgage Association, Pool BS2805	1.81%		09/01/2033	19,629,921
9,975,000	Federal National Mortgage Association, Pool BS2834	2.24%		08/01/2041	8,500,326
39,850,000	Federal National Mortgage Association, Pool BS3020	1.96%		09/01/2033	35,896,722
34,043,000	Federal National Mortgage Association, Pool BS3101	1.91%		09/01/2033	30,635,263
2,595,000	Federal National Mortgage Association, Pool BS3163	1.75%		08/01/2030	2,419,712
19,880,000	Federal National Mortgage Association, Pool BS3192	2.03%		09/01/2036	17,255,481
24,000,000	Federal National Mortgage Association, Pool BS3222	1.91%		10/01/2031	22,223,025
16,125,000	Federal National Mortgage Association, Pool BS3314	1.83%		10/01/2033	14,403,037
21,000,000	Federal National Mortgage Association, Pool BS3345	2.16%		10/01/2036	18,774,125
48,402,000	Federal National Mortgage Association, Pool BS3363	1.97%		12/01/2035	43,266,671
25,042,000	Federal National Mortgage Association, Pool BS3426	1.76%		11/01/2031	22,473,103
12,048,000	Federal National Mortgage Association, Pool BS3431	1.83%		11/01/2033	10,737,303
6,536,000	Federal National Mortgage Association, Pool BS3434	1.83%		11/01/2033	5,824,951
32,694,000	Federal National Mortgage Association, Pool BS3442	2.12%		10/01/2036	28,920,903
49,716,000	Federal National Mortgage Association, Pool BS3458	1.98%		10/01/2033	45,164,730
11,900,000	Federal National Mortgage Association, Pool BS3514	2.08%		10/01/2033	10,864,874
43,652,000	Federal National Mortgage Association, Pool BS3833	2.09%		12/01/2033	39,952,643
7,339,000	Federal National Mortgage Association, Pool BS3955	2.30%		12/01/2036	6,601,169
46,000,000	Federal National Mortgage Association, Pool BS3974	1.94%		01/01/2032	42,266,993
43,600,000	Federal National Mortgage Association, Pool BS4020	1.91%		12/01/2031	40,250,305
21,200,000	Federal National Mortgage Association, Pool BS4110	2.13%		01/01/2034	19,496,411
48,972,000	Federal National Mortgage Association, Pool BS4111	1.98%		01/01/2032	45,467,647
46,000,000	Federal National Mortgage Association, Pool BS4125	2.32%		12/01/2031	44,279,531
21,024,000	Federal National Mortgage Association, Pool BS4177	1.94%		12/01/2031	19,595,954
69,300,000	Federal National Mortgage Association, Pool BS4200	2.05%		02/01/2032	64,374,039
12,500,000	Federal National Mortgage Association, Pool BS4213	2.46%		12/01/2036	11,575,826
18,199,000	Federal National Mortgage Association, Pool BS4225	2.36%		01/01/2037	16,605,713
20,000,000	Federal National Mortgage Association, Pool BS4273	1.93%		12/01/2031	18,526,784
33,675,000	Federal National Mortgage Association, Pool BS4276	2.03%		01/01/2032	31,428,857
43,878,000	Federal National Mortgage Association, Pool BS4296	1.80%		01/01/2032	39,812,895
51,025,000	Federal National Mortgage Association, Pool BS4306	1.92%		01/01/2032	46,414,950
67,509,000	Federal National Mortgage Association, Pool BS4316	1.84%		01/01/2032	62,444,332
60,975,000	Federal National Mortgage Association, Pool BS4328	1.88%		02/01/2032	55,809,147
19,170,000	Federal National Mortgage Association, Pool BS4330	1.92%		01/01/2034	17,198,407
30,761,000	Federal National Mortgage Association, Pool BS4333	1.89%		01/01/2032	27,966,725
12,000,000	Federal National Mortgage Association, Pool BS4334	2.01%		01/01/2034	10,900,025
18,936,769	Federal National Mortgage Association, Pool BS4359	1.99%		01/01/2032	17,760,547
21,800,000	Federal National Mortgage Association, Pool BS4360	2.14%		01/01/2037	19,184,792
94,672,525	Federal National Mortgage Association, Pool BS4383	2.07%		01/01/2032	89,390,509
69,169,000	Federal National Mortgage Association, Pool BS4410	1.93%		01/01/2032	63,852,060
53,950,000	Federal National Mortgage Association, Pool BS4453	1.96%		01/01/2032	49,363,589
51,688,000	Federal National Mortgage Association, Pool BS4524	2.02%		01/01/2032	47,516,610
200,000,000	Federal National Mortgage Association, Pool BS4654	2.39%		03/01/2032	193,740,818
41,850,000	Federal National Mortgage Association, Pool BS4736	2.00%		02/01/2032	38,314,217
24,500,000	Federal National Mortgage Association, Pool BS4737	2.00%		02/01/2032	22,430,067
21,104,955	Federal National Mortgage Association, Pool BT1777	2.50%		06/01/2051	20,237,836
1,647,968	Federal National Mortgage Association, Pool BT6556	2.00%		07/01/2051	1,511,078
9,747,249	Federal National Mortgage Association, Pool CA0862	3.50%		09/01/2047	9,869,169
7,293,510	Federal National Mortgage Association, Pool CA3898	3.00%		07/01/2034	7,392,616
4,898,621	Federal National Mortgage Association, Pool CA4413	3.00%		10/01/2049	4,792,604
45,643,923	Federal National Mortgage Association, Pool CA7235	2.50%		10/01/2050	43,672,375
14,309,114	Federal National Mortgage Association, Pool CA7671	2.50%		11/01/2040	13,968,732
25,185,872	Federal National Mortgage Association, Pool CA7789	2.50%		11/01/2040	24,405,173
165,921,239	Federal National Mortgage Association, Pool CA8933	2.00%		02/01/2051	154,509,013
79,720,605	Federal National Mortgage Association, Pool CA9223	2.00%		02/01/2051	74,203,357
19,676,472	Federal National Mortgage Association, Pool CB0189	3.00%		04/01/2051	19,275,119
3,821,290	Federal National Mortgage Association, Pool CB1648	2.00%		09/01/2051	3,504,105
116,116,587	Federal National Mortgage Association, Pool CB2054	2.00%		11/01/2051	108,173,049
112,099,245	Federal National Mortgage Association, Pool CB2139	2.00%		11/01/2051	104,500,152
55,726,723	Federal National Mortgage Association, Pool FM1000	3.00%		04/01/2047	55,223,056
28,652,823	Federal National Mortgage Association, Pool FM4347	2.50%		09/01/2050	27,426,779
51,697,627	Federal National Mortgage Association, Pool FM4684	2.50%		10/01/2050	49,492,305
51,981,364	Federal National Mortgage Association, Pool FM4752	2.50%		11/01/2050	49,836,251
55,338,871	Federal National Mortgage Association, Pool FM4792	2.50%		11/01/2050	52,953,774
32,838,902	Federal National Mortgage Association, Pool FM4913	2.50%		11/01/2050	31,413,308
21,821,096	Federal National Mortgage Association, Pool FM5021	2.00%		11/01/2050	20,339,047
39,668,125	Federal National Mortgage Association, Pool FM5150	2.00%		12/01/2050	36,968,898
74,275,602	Federal National Mortgage Association, Pool FM6799	2.50%		04/01/2051	71,016,768
5,988,119	Federal National Mortgage Association, Pool FM6864	1.50%		04/01/2041	5,404,597
118,774,129	Federal National Mortgage Association, Pool FM7159	2.50%		02/01/2051	113,645,059
40,876,976	Federal National Mortgage Association, Pool FM7915	2.50%		06/01/2051	39,134,216
75,266,029	Federal National Mortgage Association, Pool FM8104	3.00%		07/01/2051	73,738,652
32,699,713	Federal National Mortgage Association, Pool FM8158	2.50%		07/01/2051	31,434,057
77,156,186	Federal National Mortgage Association, Pool FM8215	2.50%		03/01/2051	73,978,117
62,510,714	Federal National Mortgage Association, Pool FM8304	4.00%		07/01/2049	63,908,530
72,953,020	Federal National Mortgage Association, Pool FM8435	2.50%		09/01/2051	70,046,394
86,988,784	Federal National Mortgage Association, Pool FM8442	2.50%		08/01/2051	83,175,317
91,220,890	Federal National Mortgage Association, Pool FM8579	2.50%		09/01/2051	87,180,455
130,198,034	Federal National Mortgage Association, Pool FM8686	2.50%		09/01/2051	125,010,320
74,378,113	Federal National Mortgage Association, Pool FM8730	2.00%		09/01/2051	69,174,519
172,414,997	Federal National Mortgage Association, Pool FM8745	2.50%		09/01/2051	164,778,242
54,625,997	Federal National Mortgage Association, Pool FM8759	2.50%		09/01/2051	52,449,382
80,884,948	Federal National Mortgage Association, Pool FM8769	2.50%		09/01/2051	77,662,149
41,069,223	Federal National Mortgage Association, Pool FM8780	2.50%		09/01/2051	39,381,878
121,412,078	Federal National Mortgage Association, Pool FM8786	2.50%		10/01/2051	116,423,793
11,764,914	Federal National Mortgage Association, Pool FM9422	2.00%		01/01/2051	10,976,152
198,291,108	Federal National Mortgage Association, Pool FM9441	2.00%		04/01/2051	184,744,829
60,551,332	Federal National Mortgage Association, Pool FM9452	2.00%		11/01/2051	56,427,949
33,752,927	Federal National Mortgage Association, Pool FM9490	2.00%		11/01/2051	31,454,386
74,590,886	Federal National Mortgage Association, Pool FM9492	2.50%		11/01/2051	71,618,803
82,880,880	Federal National Mortgage Association, Pool FM9538	2.00%		11/01/2051	77,236,749
159,419,439	Federal National Mortgage Association, Pool FM9672	2.50%		12/01/2051	152,358,294
20,944,279	Federal National Mortgage Association, Pool FM9846	2.50%		12/01/2051	20,016,597
41,238,327	Federal National Mortgage Association, Pool MA2259	3.00%		05/01/2035	40,941,939
19,264,712	Federal National Mortgage Association, Pool MA2621	3.50%		05/01/2046	19,107,591
18,787,955	Federal National Mortgage Association, Pool MA2649	3.00%		06/01/2046	18,273,874
5,810,190	Federal National Mortgage Association, Pool MA2673	3.00%		07/01/2046	5,651,384
21,331,751	Federal National Mortgage Association, Pool MA2711	3.00%		08/01/2046	20,729,783
2,033,736	Federal National Mortgage Association, Pool MA2743	3.00%		09/01/2046	1,978,171
48,349,309	Federal National Mortgage Association, Pool MA2806	3.00%		11/01/2046	47,977,160
19,348,861	Federal National Mortgage Association, Pool MA2895	3.00%		02/01/2047	19,210,652
40,437,715	Federal National Mortgage Association, Pool MA4100	2.00%		08/01/2050	37,695,146
84,328,695	Federal National Mortgage Association, Pool MA4191	2.00%		11/01/2050	77,697,198
55,559,148	Federal National Mortgage Association, Pool MA4340	2.00%		05/01/2051	50,903,769
227,737,797	Federal National Mortgage Association, Pool MA4437	2.00%		10/01/2051	211,743,708
49,027,298	Federal National Mortgage Association, Pool MA4465	2.00%		11/01/2051	45,583,205
390,694	Federal National Mortgage Association, Series 2002-70-QZ	5.50%		11/25/2032	421,019
561,194	Federal National Mortgage Association, Series 2002-75-ZG	5.50%		11/25/2032	595,788
8,328,584	Federal National Mortgage Association, Series 2003-129-ZT	5.50%		01/25/2034	8,894,772
1,496,722	Federal National Mortgage Association, Series 2003-29-ZL	5.00%		04/25/2033	1,585,508
701,589	Federal National Mortgage Association, Series 2003-64-ZG	5.50%		07/25/2033	747,612
5,847,068	Federal National Mortgage Association, Series 2003-84-PZ	5.00%		09/25/2033	6,182,529
6,490,113	Federal National Mortgage Association, Series 2003-W17-1A7	5.75%		08/25/2033	6,958,315
1,248,965	Federal National Mortgage Association, Series 2004-46-PJ (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.54	% (d)(e)	03/25/2034	60,715
1,609,569	Federal National Mortgage Association, Series 2004-51-XP (-1 x 1 Month LIBOR USD + 7.70%, 7.70% Cap)	7.24	% (d)(e)	07/25/2034	202,224
2,120,010	Federal National Mortgage Association, Series 2004-W10-A6	5.75%		08/25/2034	2,174,842
75,513	Federal National Mortgage Association, Series 2005-107-EG	4.50%		01/25/2026	77,095
291,744	Federal National Mortgage Association, Series 2005-37-ZK	4.50%		05/25/2035	302,108
2,826,167	Federal National Mortgage Association, Series 2005-87-SG (-1 x 1 Month LIBOR USD + 6.70%, 6.70% Cap)	6.24	% (d)(e)	10/25/2035	384,557
2,492,244	Federal National Mortgage Association, Series 2006-101-SA (-1 x 1 Month LIBOR USD + 6.58%, 6.58% Cap)	6.12	% (d)(e)	10/25/2036	383,634
970,981	Federal National Mortgage Association, Series 2006-123-LI (-1 x 1 Month LIBOR USD + 6.32%, 6.32% Cap)	5.86	% (d)(e)	01/25/2037	154,273
415,202	Federal National Mortgage Association, Series 2006-16-HZ	5.50%		03/25/2036	445,280
4,032,892	Federal National Mortgage Association, Series 2006-56-SM (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	6.29	% (d)(e)	07/25/2036	427,857
482,872	Federal National Mortgage Association, Series 2006-93-SN (-1 x 1 Month LIBOR USD + 6.60%, 6.60% Cap)	6.14	% (d)(e)	10/25/2036	44,916
5,208,472	Federal National Mortgage Association, Series 2007-109-VZ	5.00%		10/25/2035	5,521,853
605,288	Federal National Mortgage Association, Series 2007-116-BI (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	5.79	% (d)(e)	05/25/2037	65,122
3,724,537	Federal National Mortgage Association, Series 2007-14-PS (-1 x 1 Month LIBOR USD + 6.81%, 6.81% Cap)	6.35	% (d)(e)	03/25/2037	456,654
1,843,299	Federal National Mortgage Association, Series 2007-30-OI (-1 x 1 Month LIBOR USD + 6.44%, 6.44% Cap)	5.98	% (d)(e)	04/25/2037	266,212
250,096	Federal National Mortgage Association, Series 2007-30-SI (-1 x 1 Month LIBOR USD + 6.11%, 6.11% Cap)	5.65	% (d)(e)	04/25/2037	27,868
1,808,458	Federal National Mortgage Association, Series 2007-32-SG (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	5.64	% (d)(e)	04/25/2037	217,500
1,590,164	Federal National Mortgage Association, Series 2007-57-SX (-1 x 1 Month LIBOR USD + 6.62%, 6.62% Cap)	6.16	% (d)(e)	10/25/2036	226,110
2,245,238	Federal National Mortgage Association, Series 2007-60-VZ	6.00%		07/25/2037	2,455,719
1,401,173	Federal National Mortgage Association, Series 2007-71-GZ	6.00%		07/25/2047	1,449,729
2,011,312	Federal National Mortgage Association, Series 2007-75-ID (-1 x 1 Month LIBOR USD + 5.87%, 5.87% Cap)	5.41	% (d)(e)	08/25/2037	271,948
409,083	Federal National Mortgage Association, Series 2007-9-SD (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	6.19	% (d)(e)	03/25/2037	43,587
2,029,834	Federal National Mortgage Association, Series 2008-29-ZA	4.50%		04/25/2038	2,106,520
4,141,712	Federal National Mortgage Association, Series 2008-48-BE	5.00%		06/25/2034	4,380,527
390,331	Federal National Mortgage Association, Series 2008-48-SD (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.54	% (d)(e)	06/25/2037	33,824
377,872	Federal National Mortgage Association, Series 2008-53-LI (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	5.69	% (d)(e)	07/25/2038	27,333
432,071	Federal National Mortgage Association, Series 2008-57-SE (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.54	% (d)(e)	02/25/2037	47,974
726,751	Federal National Mortgage Association, Series 2008-5-MS (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	5.79	% (d)(e)	02/25/2038	94,871
446,834	Federal National Mortgage Association, Series 2008-61-SC (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.54	% (d)(e)	07/25/2038	45,239
294,093	Federal National Mortgage Association, Series 2008-62-SC (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.54	% (d)(e)	07/25/2038	22,369
1,019,873	Federal National Mortgage Association, Series 2008-65-SA (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.54	% (d)(e)	08/25/2038	140,742
320,031	Federal National Mortgage Association, Series 2008-81-LP	5.50%		09/25/2038	340,537
2,305,085	Federal National Mortgage Association, Series 2009-106-EZ	4.50%		01/25/2040	2,370,251
337,067	Federal National Mortgage Association, Series 2009-111-SE (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	5.79	% (d)(e)	01/25/2040	51,370
303,154	Federal National Mortgage Association, Series 2009-16-MZ	5.00%		03/25/2029	315,276
1,005,925	Federal National Mortgage Association, Series 2009-42-SI (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.54	% (d)(e)	06/25/2039	81,081
676,701	Federal National Mortgage Association, Series 2009-42-SX (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.54	% (d)(e)	06/25/2039	50,091
348,351	Federal National Mortgage Association, Series 2009-47-SA (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	5.64	% (d)(e)	07/25/2039	37,601
253,157	Federal National Mortgage Association, Series 2009-48-WS (-1 x 1 Month LIBOR USD + 5.95%, 5.95% Cap)	5.49	% (d)(e)	07/25/2039	32,350
2,959,846	Federal National Mortgage Association, Series 2009-49-S (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	6.29	% (d)(e)	07/25/2039	320,612
237,826	Federal National Mortgage Association, Series 2009-51-BZ	4.50%		07/25/2039	248,330
695,262	Federal National Mortgage Association, Series 2009-54-EZ	5.00%		07/25/2039	725,368
343,398	Federal National Mortgage Association, Series 2009-70-SA (-1 x 1 Month LIBOR USD + 5.80%, 5.80% Cap)	5.34	% (d)(e)	09/25/2039	36,399
1,475,969	Federal National Mortgage Association, Series 2009-80-PM	4.50%		10/25/2039	1,458,393
1,459,365	Federal National Mortgage Association, Series 2009-83-Z	4.50%		10/25/2039	1,511,458
6,775,403	Federal National Mortgage Association, Series 2009-85-ES (-1 x 1 Month LIBOR USD + 7.23%, 7.23% Cap)	6.77	% (d)(e)	01/25/2036	890,415
9,797,472	Federal National Mortgage Association, Series 2009-85-JS (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	6.29	% (d)(e)	10/25/2039	1,745,350
563,770	Federal National Mortgage Association, Series 2009-90-IB (-1 x 1 Month LIBOR USD + 5.72%, 5.72% Cap)	5.26	% (d)(e)	04/25/2037	57,182
381,298	Federal National Mortgage Association, Series 2009-94-BC	5.00%		11/25/2039	390,026
8,360,270	Federal National Mortgage Association, Series 2010-101-SA (-1 x 1 Month LIBOR USD + 4.48%, 4.48% Cap)	4.02	% (d)(e)	09/25/2040	847,635
3,436,374	Federal National Mortgage Association, Series 2010-101-ZC	4.50%		09/25/2040	3,633,621
7,201,021	Federal National Mortgage Association, Series 2010-101-ZH	4.50%		07/25/2040	7,111,360
2,546,922	Federal National Mortgage Association, Series 2010-10-SA (-1 x 1 Month LIBOR USD + 6.35%, 6.35% Cap)	5.89	% (d)(e)	02/25/2040	365,799
719,645	Federal National Mortgage Association, Series 2010-10-ZA	4.50%		02/25/2040	737,466
742,817	Federal National Mortgage Association, Series 2010-111-S (-1 x 1 Month LIBOR USD + 5.95%, 5.95% Cap)	5.49	% (d)(e)	10/25/2050	79,583
1,189,007	Federal National Mortgage Association, Series 2010-116-Z	4.00%		10/25/2040	1,200,018
372,309	Federal National Mortgage Association, Series 2010-117-SA (-1 x 1 Month LIBOR USD + 4.50%, 4.50% Cap)	4.04	% (d)(e)	10/25/2040	19,262
904,249	Federal National Mortgage Association, Series 2010-120-KD	4.00%		10/25/2040	911,365
9,288,310	Federal National Mortgage Association, Series 2010-121-SD (-1 x 1 Month LIBOR USD + 4.50%, 4.50% Cap)	4.04	% (d)(e)	10/25/2040	868,662
242,685	Federal National Mortgage Association, Series 2010-126-SU (-11 x 1 Month LIBOR USD + 55.00%, 55.00% Cap)	52.46	% (e)	11/25/2040	698,935
178,693	Federal National Mortgage Association, Series 2010-126-SX (-3 x 1 Month LIBOR USD + 15.00%, 15.00% Cap)	14.31	% (e)	11/25/2040	209,003
1,530,636	Federal National Mortgage Association, Series 2010-128-HZ	4.00%		11/25/2040	1,576,369
1,062,454	Federal National Mortgage Association, Series 2010-132-Z	4.50%		11/25/2040	1,069,446
88,008	Federal National Mortgage Association, Series 2010-137-VS (-3 x 1 Month LIBOR USD + 15.00%, 15.00% Cap)	14.31	% (e)	12/25/2040	97,660
4,834,618	Federal National Mortgage Association, Series 2010-142-AZ	4.00%		12/25/2040	4,970,247
3,154,243	Federal National Mortgage Association, Series 2010-148-SA (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	6.19	% (d)(e)	01/25/2026	155,931
9,320,355	Federal National Mortgage Association, Series 2010-150-ZA	4.00%		01/25/2041	9,366,271
4,135,379	Federal National Mortgage Association, Series 2010-16-SA (-1 x 1 Month LIBOR USD + 5.45%, 5.45% Cap)	4.99	% (d)(e)	03/25/2040	454,511
1,613,852	Federal National Mortgage Association, Series 2010-21-DZ	5.00%		03/25/2040	1,723,266
697,773	Federal National Mortgage Association, Series 2010-21-KS (-1 x 1 Month LIBOR USD + 4.95%, 4.95% Cap)	4.49	% (d)(e)	03/25/2040	37,334
92,897	Federal National Mortgage Association, Series 2010-2-GS (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	5.99	% (d)(e)	12/25/2049	3,281
1,073,239	Federal National Mortgage Association, Series 2010-2-MS (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	5.79	% (d)(e)	02/25/2050	143,578
763,920	Federal National Mortgage Association, Series 2010-31-SA (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	4.54	% (d)(e)	04/25/2040	44,965
2,141,370	Federal National Mortgage Association, Series 2010-31-VZ	4.00%		04/25/2040	2,129,207
893,118	Federal National Mortgage Association, Series 2010-34-PS (-1 x 1 Month LIBOR USD + 4.93%, 4.93% Cap)	4.47	% (d)(e)	04/25/2040	87,634
234,683	Federal National Mortgage Association, Series 2010-35-ES (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	5.99	% (d)(e)	04/25/2040	1,570
148,684	Federal National Mortgage Association, Series 2010-35-SV (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	5.99	% (d)(e)	04/25/2040	12,622
605,992	Federal National Mortgage Association, Series 2010-46-MS (-1 x 1 Month LIBOR USD + 4.95%, 4.95% Cap)	4.49	% (d)(e)	05/25/2040	85,114
3,985,008	Federal National Mortgage Association, Series 2010-49-ZW	4.50%		05/25/2040	3,928,116
1,219,878	Federal National Mortgage Association, Series 2010-4-SK (-1 x 1 Month LIBOR USD + 6.23%, 6.23% Cap)	5.77	% (d)(e)	02/25/2040	144,814
319,510	Federal National Mortgage Association, Series 2010-58-ES (-3 x 1 Month LIBOR USD + 12.47%, 12.47% Cap)	11.30	% (e)	06/25/2040	320,165
3,451,965	Federal National Mortgage Association, Series 2010-59-MS (-1 x 1 Month LIBOR USD + 5.77%, 5.77% Cap)	5.31	% (d)(e)	06/25/2040	474,091
3,925,547	Federal National Mortgage Association, Series 2010-59-SC (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	4.54	% (d)(e)	01/25/2040	413,213
275,466	Federal National Mortgage Association, Series 2010-60-VZ	5.00%		10/25/2039	294,168
233,381	Federal National Mortgage Association, Series 2010-61-EL	4.50%		06/25/2040	232,421
3,749,451	Federal National Mortgage Association, Series 2010-64-EZ	5.00%		06/25/2040	3,991,646
8,680,903	Federal National Mortgage Association, Series 2010-64-FC (1 Month LIBOR USD + 0.50%, 0.50% Floor, 7.00% Cap)	0.96%		06/25/2040	8,749,648
10,567,390	Federal National Mortgage Association, Series 2010-76-ZK	4.50%		07/25/2040	11,069,231
2,568,004	Federal National Mortgage Association, Series 2010-79-CZ	4.00%		07/25/2040	2,594,275
9,125,297	Federal National Mortgage Association, Series 2010-79-VZ	4.50%		07/25/2040	9,562,391
1,064,286	Federal National Mortgage Association, Series 2010-84-ZC	4.50%		08/25/2040	1,079,779
2,128,566	Federal National Mortgage Association, Series 2010-84-ZD	4.50%		08/25/2040	2,159,553
3,227,896	Federal National Mortgage Association, Series 2010-84-ZG	4.50%		08/25/2040	3,315,503
236,986	Federal National Mortgage Association, Series 2010-90-SA (-1 x 1 Month LIBOR USD + 5.85%, 5.85% Cap)	5.39	% (d)(e)	08/25/2040	21,322
833,663	Federal National Mortgage Association, Series 2010-94-Z	4.50%		08/25/2040	854,237
4,898,298	Federal National Mortgage Association, Series 2010-99-SG (-5 x 1 Month LIBOR USD + 25.00%, 25.00% Cap)	23.85	% (e)	09/25/2040	6,904,813
681,856	Federal National Mortgage Association, Series 2010-9-DS (-1 x 1 Month LIBOR USD + 5.30%, 0.50% Floor, 5.30% Cap)	4.84	% (d)(e)	02/25/2040	63,695
16,201,794	Federal National Mortgage Association, Series 2011-106-LZ	3.50%		10/25/2041	16,506,627
520,021	Federal National Mortgage Association, Series 2011-110-LS (-2 x 1 Month LIBOR USD + 10.10%, 10.10% Cap)	9.64	% (e)	11/25/2041	521,953
1,731,705	Federal National Mortgage Association, Series 2011-111-CZ	4.00%		11/25/2041	1,781,189
5,359,247	Federal National Mortgage Association, Series 2011-111-EZ	5.00%		11/25/2041	5,674,623
907,509	Federal National Mortgage Association, Series 2011-111-VZ	4.00%		11/25/2041	948,010
30,000,000	Federal National Mortgage Association, Series 2011-131-PB	4.50%		12/25/2041	31,808,262
11,482,439	Federal National Mortgage Association, Series 2011-16-AL	3.50%		03/25/2031	11,598,939
23,489,298	Federal National Mortgage Association, Series 2011-17-NY	3.50%		03/25/2031	23,614,115
463,686	Federal National Mortgage Association, Series 2011-17-SA (-1 x 1 Month LIBOR USD + 6.47%, 6.47% Cap)	6.01	% (d)(e)	03/25/2041	53,368
2,938,494	Federal National Mortgage Association, Series 2011-25-KY	3.00%		04/25/2026	2,956,694
2,031,619	Federal National Mortgage Association, Series 2011-27-BS (-2 x 1 Month LIBOR USD + 9.00%, 9.00% Cap)	8.54	% (e)	04/25/2041	1,974,131
24,643,317	Federal National Mortgage Association, Series 2011-29-AL	3.50%		04/25/2031	24,697,877
3,571,148	Federal National Mortgage Association, Series 2011-2-GZ	4.00%		02/25/2041	3,693,718
9,159,254	Federal National Mortgage Association, Series 2011-32-ZG	4.00%		04/25/2041	9,105,900
1,524,883	Federal National Mortgage Association, Series 2011-36-VZ	4.50%		05/25/2041	1,517,954
4,035,835	Federal National Mortgage Association, Series 2011-37-Z	4.50%		05/25/2041	4,276,231
5,777,605	Federal National Mortgage Association, Series 2011-38-BZ	4.00%		05/25/2041	5,908,866
2,513,139	Federal National Mortgage Association, Series 2011-39-CB	3.00%		05/25/2026	2,528,725
4,113,231	Federal National Mortgage Association, Series 2011-39-ZD	4.00%		02/25/2041	4,259,799
1,799,496	Federal National Mortgage Association, Series 2011-40-LZ	4.50%		05/25/2041	1,849,506
2,154,443	Federal National Mortgage Association, Series 2011-42-MZ	4.50%		05/25/2041	2,175,937
14,142,475	Federal National Mortgage Association, Series 2011-45-ZA	4.00%		05/25/2031	14,334,001
4,003,948	Federal National Mortgage Association, Series 2011-45-ZB	4.50%		05/25/2041	3,940,982
11,652,215	Federal National Mortgage Association, Series 2011-51-FJ (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	0.91%		06/25/2041	11,727,963
813,958	Federal National Mortgage Association, Series 2011-59-MA	4.50%		07/25/2041	845,771
4,252,526	Federal National Mortgage Association, Series 2011-60-EL	3.00%		07/25/2026	4,278,977
8,148,388	Federal National Mortgage Association, Series 2011-64-DB	4.00%		07/25/2041	8,401,904
5,157,965	Federal National Mortgage Association, Series 2011-77-Z	3.50%		08/25/2041	5,001,937
32,051,646	Federal National Mortgage Association, Series 2011-99-CZ	4.50	% (f)	10/25/2041	33,517,631
14,399,677	Federal National Mortgage Association, Series 2012-104-Z	3.50	% (f)	09/25/2042	14,633,846
2,695,264	Federal National Mortgage Association, Series 2012-111-LB	3.50%		05/25/2041	2,703,629
15,534,103	Federal National Mortgage Association, Series 2012-111-MJ	4.00%		04/25/2042	16,044,152
20,553,769	Federal National Mortgage Association, Series 2012-122-DB	3.00%		11/25/2042	20,243,166
16,813,079	Federal National Mortgage Association, Series 2012-132-KH	1.75%		12/25/2032	16,182,964
16,938,208	Federal National Mortgage Association, Series 2012-144-PT	4.11	% (b)	11/25/2049	17,599,978
5,313,452	Federal National Mortgage Association, Series 2012-14-BZ	4.00%		03/25/2042	5,462,178
27,993,883	Federal National Mortgage Association, Series 2012-15-PZ	4.00%		03/25/2042	29,266,547
12,754,651	Federal National Mortgage Association, Series 2012-20-ZT	3.50%		03/25/2042	12,502,180
42,039,978	Federal National Mortgage Association, Series 2012-30-DZ	4.00%		04/25/2042	42,924,785
22,918,492	Federal National Mortgage Association, Series 2012-31-Z	4.00%		04/25/2042	23,671,763
9,610,685	Federal National Mortgage Association, Series 2012-70-FY (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	0.91%		07/25/2042	9,663,019
33,708,917	Federal National Mortgage Association, Series 2012-74-Z	4.00%		07/25/2042	34,816,063
560,795	Federal National Mortgage Association, Series 2012-80-EA	2.00%		04/25/2042	548,361
22,885,917	Federal National Mortgage Association, Series 2012-86-ZC	3.50%		08/25/2042	22,818,813
39,471,039	Federal National Mortgage Association, Series 2012-96-VZ	3.50	% (f)	09/25/2042	39,967,916
9,517,701	Federal National Mortgage Association, Series 2012-98-BG	4.50%		08/25/2040	9,988,218
17,215,743	Federal National Mortgage Association, Series 2012-99-QE	3.00%		09/25/2042	16,823,534
12,789,721	Federal National Mortgage Association, Series 2013-100-PJ	3.00%		03/25/2043	12,749,677
23,674,182	Federal National Mortgage Association, Series 2013-130-ZE	3.00%		01/25/2044	22,806,024
25,818,466	Federal National Mortgage Association, Series 2013-133-ZT	3.00	% (f)	01/25/2039	25,157,575
13,749,993	Federal National Mortgage Association, Series 2013-36-Z	3.00	% (f)	04/25/2043	13,623,165
6,766,935	Federal National Mortgage Association, Series 2013-41-ZH	3.00%		05/25/2033	6,594,483
5,692,246	Federal National Mortgage Association, Series 2013-51-HS (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	4.85	% (e)	04/25/2043	5,183,004
1,009,264	Federal National Mortgage Association, Series 2013-58-SC (-2 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.32	% (e)	06/25/2043	750,807
2,193,271	Federal National Mortgage Association, Series 2013-81-ZQ	3.00%		08/25/2043	2,076,470
8,347,238	Federal National Mortgage Association, Series 2013-82-SH (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.59	% (d)(e)	12/25/2042	858,374
26,528,965	Federal National Mortgage Association, Series 2014-12-GZ	3.50	% (f)	03/25/2044	26,877,357
16,510,157	Federal National Mortgage Association, Series 2014-21-GZ	3.00%		04/25/2044	15,951,508
32,385,961	Federal National Mortgage Association, Series 2014-37-ZY	2.50	% (f)	07/25/2044	30,471,319
26,853,944	Federal National Mortgage Association, Series 2014-39-ZA	3.00%		07/25/2044	25,914,652
165,636	Federal National Mortgage Association, Series 2014-46-NZ	3.00%		06/25/2043	153,605
63,496,219	Federal National Mortgage Association, Series 2014-60-EZ	3.00	% (f)	10/25/2044	62,810,581
44,821,089	Federal National Mortgage Association, Series 2014-61-ZV	3.00	% (f)	10/25/2044	43,894,113
37,797,635	Federal National Mortgage Association, Series 2014-64-NZ	3.00	% (f)	10/25/2044	37,036,806
13,309,238	Federal National Mortgage Association, Series 2014-67-DZ	3.00	% (f)	10/25/2044	13,035,827
3,177,175	Federal National Mortgage Association, Series 2014-68-MA	3.00%		11/25/2040	3,181,737
42,547,506	Federal National Mortgage Association, Series 2014-68-MZ	3.00	% (f)	11/25/2044	41,671,041
29,429,810	Federal National Mortgage Association, Series 2014-6-Z	2.50	% (f)	02/25/2044	27,969,815
1,574,624	Federal National Mortgage Association, Series 2014-73-CQ	3.00%		06/25/2040	1,576,967
24,018,514	Federal National Mortgage Association, Series 2014-77-VZ	3.00	% (f)	11/25/2044	23,523,643
2,444,067	Federal National Mortgage Association, Series 2014-82-YA	3.00%		04/25/2041	2,454,801
30,846,077	Federal National Mortgage Association, Series 2014-84-KZ	3.00	% (f)	12/25/2044	30,208,915
9,766,001	Federal National Mortgage Association, Series 2014-95-NA	3.00%		04/25/2041	9,806,506
95,863,374	Federal National Mortgage Association, Series 2014-M11-1A	3.12	% (b)	08/25/2024	96,256,260
8,299,095	Federal National Mortgage Association, Series 2015-11-A	3.00%		05/25/2034	8,285,393
12,601,410	Federal National Mortgage Association, Series 2015-21-G	3.00%		02/25/2042	12,645,870
6,364,487	Federal National Mortgage Association, Series 2015-42-CA	3.00%		03/25/2044	6,231,605
25,593,943	Federal National Mortgage Association, Series 2015-49-A	3.00%		03/25/2044	24,445,909
8,127,944	Federal National Mortgage Association, Series 2015-88-AC	3.00%		04/25/2043	7,978,905
51,340,830	Federal National Mortgage Association, Series 2015-88-BA	3.00%		04/25/2044	49,125,986
17,510,585	Federal National Mortgage Association, Series 2015-8-AP	2.00%		03/25/2045	16,826,252
4,088,120	Federal National Mortgage Association, Series 2015-94-MA	3.00%		01/25/2046	3,962,386
17,399,808	Federal National Mortgage Association, Series 2016-2-JA	2.50%		02/25/2046	17,134,240
35,282,985	Federal National Mortgage Association, Series 2016-32-LA	3.00%		10/25/2044	34,812,980
21,980,643	Federal National Mortgage Association, Series 2016-72-PA	3.00%		07/25/2046	21,529,195
4,624,070	Federal National Mortgage Association, Series 2016-74-PA	3.00%		12/25/2044	4,595,947
3,919,943	Federal National Mortgage Association, Series 2016-79-EP	3.00%		01/25/2044	3,908,797
10,588,668	Federal National Mortgage Association, Series 2016-81-PA	3.00%		02/25/2044	10,412,857
11,933,165	Federal National Mortgage Association, Series 2018-21-IO	3.00	% (d)	04/25/2048	1,608,716
19,709,581	Federal National Mortgage Association, Series 2018-21-PO	0.00	% (h)	04/25/2048	17,111,896
50,542,022	Federal National Mortgage Association, Series 2018-27-AO	0.00	% (h)	05/25/2048	43,261,257
15,627,848	Federal National Mortgage Association, Series 2018-33-A	3.00%		05/25/2048	15,103,054
18,711,106	Federal National Mortgage Association, Series 2018-38-JB	3.00%		06/25/2048	18,316,352
26,026,706	Federal National Mortgage Association, Series 2018-85-PO	0.00	% (h)	12/25/2048	22,724,179
6,802,724	Federal National Mortgage Association, Series 2019-48-AZ	3.50%		09/25/2049	6,864,777
6,716,640	Federal National Mortgage Association, Series 2019-64-D	2.50%		11/25/2049	6,396,020
19,557,250	Federal National Mortgage Association, Series 2019-69-DS (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.54	% (d)(e)	12/25/2049	3,485,364
46,013,803	Federal National Mortgage Association, Series 2019-78-ZB	3.00	% (f)	01/25/2050	45,014,724
212,219,174	Federal National Mortgage Association, Series 2019-M16-X	1.18	% (b)(d)	07/25/2031	15,787,939
485,395,207	Federal National Mortgage Association, Series 2019-M18-X	0.72	% (b)(d)	08/25/2029	19,936,929
27,592,269	Federal National Mortgage Association, Series 2019-M24-2A1	2.46%		03/25/2031	27,179,910
255,375,496	Federal National Mortgage Association, Series 2019-M24-2XA	1.15	% (b)(d)	03/25/2031	20,679,950
295,850,277	Federal National Mortgage Association, Series 2019-M24-XA	1.26	% (b)(d)	03/25/2029	21,432,518
19,247,075	Federal National Mortgage Association, Series 2020-11-CL	3.00%		03/25/2050	18,753,886
16,000,000	Federal National Mortgage Association, Series 2020-13-HB	3.00%		03/25/2050	15,554,987
10,000,000	Federal National Mortgage Association, Series 2020-2-MB	2.00%		11/25/2059	9,011,024
19,426,485	Federal National Mortgage Association, Series 2020-2-MT	2.00%		11/25/2059	18,258,510
40,000,000	Federal National Mortgage Association, Series 2020-47-GL	2.00%		05/25/2046	37,973,712
47,962,941	Federal National Mortgage Association, Series 2020-47-KM	2.00%		12/25/2045	45,616,857
11,095,538	Federal National Mortgage Association, Series 2020-51-AZ	2.00	% (f)	07/25/2050	9,092,206
14,793,451	Federal National Mortgage Association, Series 2020-54-AS (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	5.69	% (d)(e)	08/25/2050	2,550,407
6,914,300	Federal National Mortgage Association, Series 2020-61-DC	1.50%		09/25/2060	6,255,905
80,065,802	Federal National Mortgage Association, Series 2020-62-JD	1.25%		09/25/2050	70,146,802
21,695,709	Federal National Mortgage Association, Series 2020-70-IK	3.50	% (d)	10/25/2050	3,929,720
394,989,490	Federal National Mortgage Association, Series 2020-M10-X2	1.74	% (b)(d)	12/25/2030	43,494,979
246,802,935	Federal National Mortgage Association, Series 2020-M10-X8	0.73	% (b)(d)	12/25/2027	7,468,800
90,439,719	Federal National Mortgage Association, Series 2020-M13-X2	1.28	% (b)(d)	09/25/2030	6,760,803
658,430,033	Federal National Mortgage Association, Series 2020-M15-X1	1.57	% (b)(d)	09/25/2031	62,900,809
25,436,238	Federal National Mortgage Association, Series 2020-M17-X1	1.35	% (b)(d)	01/25/2028	1,416,300
139,600,896	Federal National Mortgage Association, Series 2020-M27-X1	0.90	% (b)(d)	03/25/2031	7,018,826
169,282,860	Federal National Mortgage Association, Series 2020-M54-X	1.54	% (b)(d)	12/25/2033	16,211,729
53,457,015	Federal National Mortgage Association, Series 2020-M7-X2	1.24	% (b)(d)	03/25/2031	4,229,947
22,483,392	Federal National Mortgage Association, Series 2021-13-AK	2.00%		01/25/2049	21,275,142
7,642,896	Federal National Mortgage Association, Series 2021-1-PA	1.00%		11/25/2050	6,920,826
17,500,492	Federal National Mortgage Association, Series 2021-21-DK	2.00%		07/25/2043	16,504,286
45,736,166	Federal National Mortgage Association, Series 2021-21-GL	2.00%		07/25/2043	42,915,557
17,910,076	Federal National Mortgage Association, Series 2021-29-BA	1.25%		05/25/2041	16,565,101
4,930,064	Federal National Mortgage Association, Series 2021-29-CG	1.25%		05/25/2041	4,560,918
16,563,459	Federal National Mortgage Association, Series 2021-31-AB	2.00%		06/25/2041	15,850,730
34,844,372	Federal National Mortgage Association, Series 2021-58-SA (-1 x Secured Overnight Financing Rate 30 Day Average + 2.65%, 2.65% Cap)	2.55	% (d)(e)	09/25/2051	1,743,602
6,281,168	Federal National Mortgage Association, Series 2021-61-KZ	2.50	% (f)	09/25/2051	5,257,836
93,641,028	Federal National Mortgage Association, Series 2021-70-S (-1 x Secured Overnight Financing Rate 30 Day Average + 3.75%, 3.75% Cap)	3.65	% (d)(e)	10/25/2049	9,432,451
11,320,000	Federal National Mortgage Association, Series 2021-M12-2A1	2.13	% (b)	05/25/2033	11,003,518
20,514,490	Federal National Mortgage Association, Series 2021-M14-A1	1.01%		10/25/2031	19,075,175
996,740,161	Federal National Mortgage Association, Series 2021-M14-X	1.03	% (b)(d)	10/25/2031	53,940,089
186,417,516	Federal National Mortgage Association, Series 2021-M3-X2	1.01	% (b)(d)	08/25/2033	12,381,479
23,417,140	Federal National Mortgage Association, Series 2021-M5-A1	1.46	% (b)	01/25/2033	22,052,874
82,084,137	Federal National Mortgage Association, Series 2022-3-EZ	2.00	% (f)	01/25/2052	64,895,317
55,761,246	Federal National Mortgage Association, Series 2022-3-NZ	2.00	% (f)	02/25/2052	45,122,084
81,022,864	Federal National Mortgage Association, Series 2022-3-Z	2.00	% (f)	02/25/2052	63,896,243
719,991,445	Federal National Mortgage Association, Series 2022-M2-X	0.40	% (b)(d)	01/25/2032	22,110,649
26,474,769	Federal National Mortgage Association, Series 2022-M4-A1X	2.47	% (b)	05/25/2030	26,353,179
3,613,238	Federal National Mortgage Association, Series 400-S4 (-1 x 1 Month LIBOR USD + 5.45%, 5.45% Cap)	4.99	% (d)(e)	11/25/2039	437,433
36,435,703	Federal National Mortgage Association, Series 412-A3	3.00%		08/25/2042	35,445,366
32,444,348	Government National Mortgage Association, Pool 785310	2.50%		02/20/2051	31,465,132
48,855,993	Government National Mortgage Association, Pool 785346	2.00%		03/20/2051	46,499,309
15,176,381	Government National Mortgage Association, Pool 785350	2.00%		01/20/2051	14,443,877
30,459,532	Government National Mortgage Association, Pool 785374	2.50%		03/20/2051	29,627,380
54,249,526	Government National Mortgage Association, Pool 785378	2.50%		03/20/2051	52,655,114
80,235,989	Government National Mortgage Association, Pool 785379	2.50%		03/20/2051	77,929,205
103,991,724	Government National Mortgage Association, Pool 785401	2.50%		10/20/2050	101,302,255
149,636,647	Government National Mortgage Association, Pool 785412	2.50%		03/20/2051	145,120,251
33,856,362	Government National Mortgage Association, Pool 785595	2.50%		03/20/2051	32,834,141
63,250,766	Government National Mortgage Association, Pool 785609	2.50%		08/20/2051	61,425,678
16,429,680	Government National Mortgage Association, Pool 785638	2.50%		08/20/2051	15,933,131
36,679,850	Government National Mortgage Association, Pool 785639	2.50%		08/20/2051	35,572,105
14,644,742	Government National Mortgage Association, Pool 785680	2.50%		10/20/2051	14,202,156
12,008,086	Government National Mortgage Association, Pool CB2017	2.50%		03/20/2051	11,624,434
11,234,426	Government National Mortgage Association, Pool CB4182	2.50%		03/20/2051	10,875,758
2,964,090	Government National Mortgage Association, Pool CB5487	2.50%		03/20/2051	2,875,241
10,216,342	Government National Mortgage Association, Pool CB9135	2.50%		04/20/2051	9,890,057
729,557	Government National Mortgage Association, Pool MA2511	3.50%		01/20/2045	730,317
13,144,249	Government National Mortgage Association, Pool MA7255	2.50%		03/20/2051	12,769,889
6,153,033	Government National Mortgage Association, Series 2003-67-SP (-1 x 1 Month LIBOR USD + 7.10%, 7.10% Cap)	6.65	% (d)(e)	08/20/2033	612,004
2,518,846	Government National Mortgage Association, Series 2003-86-ZK	5.00%		10/20/2033	2,637,818
1,481,843	Government National Mortgage Association, Series 2004-49-Z	6.00%		06/20/2034	1,588,309
2,793,726	Government National Mortgage Association, Series 2004-83-CS (-1 x 1 Month LIBOR USD + 6.08%, 6.08% Cap)	5.63	% (d)(e)	10/20/2034	300,654
700,232	Government National Mortgage Association, Series 2005-21-Z	5.00%		03/20/2035	742,387
7,510,791	Government National Mortgage Association, Series 2005-39-ZB	5.00%		07/20/2034	7,937,367
529,606	Government National Mortgage Association, Series 2006-24-CX (-7 x 1 Month LIBOR USD + 39.97%, 39.97% Cap)	36.68	% (e)	05/20/2036	737,009
2,924,430	Government National Mortgage Association, Series 2007-26-SJ (-1 x 1 Month LIBOR USD + 4.69%, 4.69% Cap)	4.24	% (d)(e)	04/20/2037	176,020
2,713,327	Government National Mortgage Association, Series 2008-2-SM (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	6.07	% (d)(e)	01/16/2038	384,386
4,741,094	Government National Mortgage Association, Series 2008-42-AI (-1 x 1 Month LIBOR USD + 7.69%, 7.69% Cap)	7.26	% (d)(e)	05/16/2038	917,036
1,737,998	Government National Mortgage Association, Series 2008-43-SH (-1 x 1 Month LIBOR USD + 6.34%, 6.34% Cap)	5.89	% (d)(e)	05/20/2038	124,611
1,984,229	Government National Mortgage Association, Series 2008-51-SC (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	5.80	% (d)(e)	06/20/2038	238,433
1,537,825	Government National Mortgage Association, Series 2008-51-SE (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	5.82	% (d)(e)	06/16/2038	188,872
590,573	Government National Mortgage Association, Series 2008-82-SM (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.60	% (d)(e)	09/20/2038	43,912
1,024,041	Government National Mortgage Association, Series 2008-83-SD (-1 x 1 Month LIBOR USD + 6.56%, 6.56% Cap)	6.13	% (d)(e)	11/16/2036	98,866
4,004,493	Government National Mortgage Association, Series 2009-106-VZ	4.50%		11/20/2039	4,126,754
3,360,569	Government National Mortgage Association, Series 2009-10-NS (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	6.22	% (d)(e)	02/16/2039	526,037
816,347	Government National Mortgage Association, Series 2009-24-SN (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	5.65	% (d)(e)	09/20/2038	56,545
2,411,533	Government National Mortgage Association, Series 2009-32-ZE	4.50%		05/16/2039	2,485,076
13,125,458	Government National Mortgage Association, Series 2009-35-DZ	4.50%		05/20/2039	13,496,097
8,683	Government National Mortgage Association, Series 2009-41-ZQ	4.50	% (f)	06/16/2039	9,051
1,694,758	Government National Mortgage Association, Series 2009-48-Z	5.00%		06/16/2039	1,755,578
195,262	Government National Mortgage Association, Series 2009-50-KP	4.50%		06/20/2039	199,068
1,131,239	Government National Mortgage Association, Series 2009-69-TS (-1 x 1 Month LIBOR USD + 6.20%, 6.20% Cap)	5.77	% (d)(e)	04/16/2039	91,507
1,849,408	Government National Mortgage Association, Series 2009-75-GZ	4.50%		09/20/2039	1,903,981
1,048,886	Government National Mortgage Association, Series 2009-87-IG (-1 x 1 Month LIBOR USD + 6.74%, 6.74% Cap)	6.29	% (d)(e)	03/20/2037	46,255
10,407,554	Government National Mortgage Association, Series 2010-106-PS (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.60	% (d)(e)	03/20/2040	722,402
3,485,338	Government National Mortgage Association, Series 2010-1-SA (-1 x 1 Month LIBOR USD + 5.75%, 5.75% Cap)	5.32	% (d)(e)	01/16/2040	426,636
3,212,094	Government National Mortgage Association, Series 2010-25-ZB	4.50%		02/16/2040	3,333,312
26,623,042	Government National Mortgage Association, Series 2010-26-QS (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	5.80	% (d)(e)	02/20/2040	3,992,855
2,329,873	Government National Mortgage Association, Series 2010-42-AY	5.00%		11/20/2039	2,484,549
2,201,956	Government National Mortgage Association, Series 2010-42-ES (-1 x 1 Month LIBOR USD + 5.68%, 5.68% Cap)	5.23	% (d)(e)	04/20/2040	284,209
705,627	Government National Mortgage Association, Series 2010-61-AS (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	6.10	% (d)(e)	09/20/2039	74,585
6,995,216	Government National Mortgage Association, Series 2010-62-SB (-1 x 1 Month LIBOR USD + 5.75%, 5.75% Cap)	5.30	% (d)(e)	05/20/2040	852,950
7,487,364	Government National Mortgage Association, Series 2010-62-ZG	5.50%		05/16/2040	8,079,117
3,360,362	Government National Mortgage Association, Series 2011-18-SN (-2 x 1 Month LIBOR USD + 9.50%, 9.50% Cap)	8.60	% (e)	12/20/2040	3,216,351
3,362,802	Government National Mortgage Association, Series 2011-18-YS (-2 x 1 Month LIBOR USD + 9.50%, 9.50% Cap)	8.60	% (e)	12/20/2040	3,187,112
947,837	Government National Mortgage Association, Series 2011-69-OC	0.00	% (h)	05/20/2041	847,674
9,705,800	Government National Mortgage Association, Series 2011-69-SB (-1 x 1 Month LIBOR USD + 5.35%, 5.35% Cap)	4.90	% (d)(e)	05/20/2041	1,129,752
9,536,130	Government National Mortgage Association, Series 2011-71-ZA	4.50%		02/20/2041	9,858,401
3,746,340	Government National Mortgage Association, Series 2011-72-AS (-1 x 1 Month LIBOR USD + 5.38%, 5.38% Cap)	4.93	% (d)(e)	05/20/2041	429,890
3,109,028	Government National Mortgage Association, Series 2011-72-SK (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	5.70	% (d)(e)	05/20/2041	463,949
9,667,902	Government National Mortgage Association, Series 2013-116-LS (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	5.70	% (d)(e)	08/20/2043	1,491,083
14,883,522	Government National Mortgage Association, Series 2013-136-CS (-1 x 1 Month LIBOR USD + 6.20%, 6.20% Cap)	5.77	% (d)(e)	09/16/2043	1,964,717
20,889,545	Government National Mortgage Association, Series 2013-182-WZ	2.50	% (f)	12/20/2043	20,278,202
64,393,108	Government National Mortgage Association, Series 2013-182-ZW	2.50	% (f)	12/20/2043	62,837,448
5,913,212	Government National Mortgage Association, Series 2013-186-SG (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	5.82	% (d)(e)	02/16/2043	666,297
6,633,445	Government National Mortgage Association, Series 2013-26-MS (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	5.80	% (d)(e)	02/20/2043	1,042,096
6,230,204	Government National Mortgage Association, Series 2013-34-PL	3.00%		03/20/2042	6,220,222
11,601,477	Government National Mortgage Association, Series 2014-163-PS (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	5.15	% (d)(e)	11/20/2044	1,655,636
12,523,059	Government National Mortgage Association, Series 2014-167-SA (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	5.15	% (d)(e)	11/20/2044	1,661,384
20,899,687	Government National Mortgage Association, Series 2014-21-SE (-1 x 1 Month LIBOR USD + 5.55%, 5.55% Cap)	5.10	% (d)(e)	02/20/2044	2,944,764
12,928,802	Government National Mortgage Association, Series 2014-39-SK (-1 x 1 Month LIBOR USD + 6.20%, 6.20% Cap)	5.75	% (d)(e)	03/20/2044	1,944,930
13,544,555	Government National Mortgage Association, Series 2014-59-DS (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	5.82	% (d)(e)	04/16/2044	2,105,479
12,951,573	Government National Mortgage Association, Series 2016-108-SM (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	5.65	% (d)(e)	08/20/2046	2,280,244
13,220,777	Government National Mortgage Association, Series 2020-112-LS (-1 x Secured Overnight Financing Rate 30 Day Average + 6.20%, 6.20% Cap)	6.15	% (d)(e)	08/20/2050	2,452,621
20,354,479	Government National Mortgage Association, Series 2020-115-IG	2.50	% (d)	08/20/2050	2,814,326
181,672,970	Government National Mortgage Association, Series 2020-140-ES (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	5.85	% (d)(e)	09/20/2050	35,127,831
47,224,113	Government National Mortgage Association, Series 2020-140-SG (-1 x 1 Month LIBOR USD + 6.35%, 6.35% Cap)	5.90	% (d)(e)	09/20/2050	8,163,368
69,104,422	Government National Mortgage Association, Series 2020-152-IO	0.60	% (b)(d)	12/16/2062	4,259,037
13,542,880	Government National Mortgage Association, Series 2020-160-IM	2.50	% (d)	10/20/2050	1,731,537
44,405,468	Government National Mortgage Association, Series 2020-162-QS (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	5.85	% (d)(e)	10/20/2050	7,878,733
63,795,940	Government National Mortgage Association, Series 2020-166-SM (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	5.85	% (d)(e)	11/20/2050	10,726,719
18,139,070	Government National Mortgage Association, Series 2020-167-NS (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	5.85	% (d)(e)	11/20/2050	2,982,323
45,537,543	Government National Mortgage Association, Series 2020-175-SC (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	5.85	% (d)(e)	11/20/2050	9,092,859
37,344,457	Government National Mortgage Association, Series 2020-181-SA (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	5.85	% (d)(e)	12/20/2050	6,478,767
6,665,352	Government National Mortgage Association, Series 2020-188-DI	2.50	% (d)	12/20/2050	957,043
33,712,053	Government National Mortgage Association, Series 2020-188-GI	2.00	% (d)	12/20/2050	3,652,927
44,832,827	Government National Mortgage Association, Series 2020-188-NS (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	5.85	% (d)(e)	12/20/2050	7,708,767
45,110,122	Government National Mortgage Association, Series 2020-195-IX	1.17	% (b)(d)	12/16/2062	3,931,383
21,925,191	Government National Mortgage Association, Series 2020-98-SA (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	5.70	% (d)(e)	07/20/2050	3,701,310
131,930,299	Government National Mortgage Association, Series 2021-100-IO	0.97	% (b)(d)	06/16/2063	10,471,202
136,497,902	Government National Mortgage Association, Series 2021-110-IO	0.88	% (b)(d)	11/16/2063	10,620,288
30,588,620	Government National Mortgage Association, Series 2021-114-SB (-1 x 1 Month LIBOR USD + 2.60%, 2.60% Cap)	2.15	% (d)(e)	06/20/2051	1,057,950
27,732,389	Government National Mortgage Association, Series 2021-117-IJ	3.50	% (d)	06/20/2051	3,251,071
22,484,158	Government National Mortgage Association, Series 2021-117-SH (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	5.85	% (d)(e)	07/20/2051	3,102,576
141,965,911	Government National Mortgage Association, Series 2021-122-SA (-1 x Secured Overnight Financing Rate 30 Day Average + 2.60%, 2.60% Cap)	2.55	% (d)(e)	07/20/2051	5,719,239
31,716,285	Government National Mortgage Association, Series 2021-125-IO	3.00	% (d)	06/20/2051	4,385,030
260,102,171	Government National Mortgage Association, Series 2021-12-IO	0.97	% (b)(d)	03/16/2063	20,097,991
103,079,475	Government National Mortgage Association, Series 2021-135-SK (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	5.85	% (d)(e)	08/20/2051	16,015,953
47,676,058	Government National Mortgage Association, Series 2021-138-IL	3.00	% (d)	08/20/2051	5,602,161
87,027,329	Government National Mortgage Association, Series 2021-138-PS (-1 x Secured Overnight Financing Rate 30 Day Average + 3.75%, 3.75% Cap)	3.70	% (d)(e)	08/20/2051	5,408,923
20,935,854	Government National Mortgage Association, Series 2021-139-BI	3.50	% (d)	08/20/2051	2,468,115
12,934,732	Government National Mortgage Association, Series 2021-140-IH	2.50	% (d)	08/20/2051	1,876,491
120,426,697	Government National Mortgage Association, Series 2021-143-IO	0.98	% (b)(d)	10/16/2063	9,662,725
93,936,898	Government National Mortgage Association, Series 2021-144-IO	0.81	% (b)(d)	04/16/2063	6,861,160
70,776,388	Government National Mortgage Association, Series 2021-151-IO	0.92	% (b)(d)	04/16/2063	5,618,987
106,840,423	Government National Mortgage Association, Series 2021-155-KI	4.00	% (d)	09/20/2051	16,222,703
45,863,937	Government National Mortgage Association, Series 2021-155-S (-1 x Secured Overnight Financing Rate 30 Day Average + 3.20%, 3.20% Cap)	3.15	% (d)(e)	09/20/2051	2,372,922
48,153,419	Government National Mortgage Association, Series 2021-155-SG (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	5.85	% (d)(e)	09/20/2051	8,806,418
73,353,784	Government National Mortgage Association, Series 2021-158-IV	2.50	% (d)	09/20/2051	10,708,662
91,368,515	Government National Mortgage Association, Series 2021-160-SQ (-1 x Secured Overnight Financing Rate 30 Day Average + 2.65%, 3.00% Cap)	2.60	% (d)(e)	09/20/2051	4,661,128
165,911,319	Government National Mortgage Association, Series 2021-164-IO	0.97	% (b)(d)	10/16/2063	13,415,141
16,000,190	Government National Mortgage Association, Series 2021-170-IO	1.00	% (b)(d)	05/16/2063	1,343,413
59,992,629	Government National Mortgage Association, Series 2021-176-TI	4.00	% (d)	10/20/2051	7,729,924
64,160,465	Government National Mortgage Association, Series 2021-180-IO	0.90	% (b)(d)	11/16/2063	5,193,366
75,231,048	Government National Mortgage Association, Series 2021-184-IO	0.90	% (b)(d)	12/16/2061	5,852,118
55,388,443	Government National Mortgage Association, Series 2021-191-CI	2.50	% (d)	10/20/2051	7,776,792
147,316,529	Government National Mortgage Association, Series 2021-193-SW (-1 x Secured Overnight Financing Rate 30 Day Average + 2.55%, 2.55% Cap)	2.50	% (d)(e)	11/20/2051	6,419,156
85,723,423	Government National Mortgage Association, Series 2021-196-IO	2.50	% (d)	11/20/2051	12,070,021
98,009,376	Government National Mortgage Association, Series 2021-1-EI	2.00	% (d)	01/20/2051	10,894,379
65,997,812	Government National Mortgage Association, Series 2021-200-IO	0.89	% (b)(d)	11/16/2063	5,303,795
29,600,948	Government National Mortgage Association, Series 2021-205-DI	2.50	% (d)	11/20/2051	4,196,665
194,340,234	Government National Mortgage Association, Series 2021-208-IO	0.75	% (b)(d)	06/16/2064	13,548,468
35,737,703	Government National Mortgage Association, Series 2021-20-IO	1.14	% (b)(d)	08/16/2062	3,045,242
194,863,571	Government National Mortgage Association, Series 2021-210-IO	0.99	% (b)(d)	05/16/2062	15,915,268
54,204,448	Government National Mortgage Association, Series 2021-211-IO	0.97	% (b)(d)	01/16/2063	4,419,050
2,781,736	Government National Mortgage Association, Series 2021-218-IO	0.96	% (b)(d)	10/16/2061	236,034
10,717,486	Government National Mortgage Association, Series 2021-226-TI	2.50	% (d)	12/20/2051	1,725,004
241,960,485	Government National Mortgage Association, Series 2021-22-IO	0.98	% (b)(d)	05/16/2063	19,166,464
13,884,953	Government National Mortgage Association, Series 2021-25-EI	2.50	% (d)	02/20/2051	1,680,783
67,025,632	Government National Mortgage Association, Series 2021-2-IO	0.90	% (b)(d)	06/16/2063	4,958,677
25,421,686	Government National Mortgage Association, Series 2021-30-IB	2.50	% (d)	02/20/2051	3,727,244
31,426,735	Government National Mortgage Association, Series 2021-35-IO	1.02	% (b)(d)	12/16/2062	2,619,478
35,721,879	Government National Mortgage Association, Series 2021-40-IO	0.83	% (b)(d)	02/16/2063	2,605,729
630,825,259	Government National Mortgage Association, Series 2021-45-IO	0.82	% (b)(d)	04/16/2063	44,226,150
25,161,119	Government National Mortgage Association, Series 2021-52-IO	0.76	% (b)(d)	04/16/2063	1,700,323
222,118,786	Government National Mortgage Association, Series 2021-60-IO	0.82	% (b)(d)	05/16/2063	15,616,905
260,679,772	Government National Mortgage Association, Series 2021-65-IO	0.91	% (b)(d)	08/16/2063	19,810,933
203,500,489	Government National Mortgage Association, Series 2021-70-IO	0.68	% (b)(d)	04/16/2063	14,846,541
169,320,982	Government National Mortgage Association, Series 2021-71-IO	0.88	% (b)(d)	10/16/2062	12,379,819
165,755,618	Government National Mortgage Association, Series 2021-72-IO	0.57	% (b)(d)	01/16/2061	9,587,487
116,968,463	Government National Mortgage Association, Series 2021-77-SJ (-1 x 1 Month LIBOR USD + 3.75%, 3.75% Cap)	3.30	% (d)(e)	05/20/2051	9,997,681
15,368,636	Government National Mortgage Association, Series 2021-78-IC	4.00	% (d)	05/20/2051	2,139,640
63,532,997	Government National Mortgage Association, Series 2021-7-MI	2.50	% (d)	01/20/2051	9,207,913
61,396,377	Government National Mortgage Association, Series 2021-80-IO	0.90	% (b)(d)	12/16/2062	5,001,785
324,019,731	Government National Mortgage Association, Series 2021-85-IO	0.68	% (b)(d)	03/16/2063	21,262,596
62,706,824	Government National Mortgage Association, Series 2021-87-ET	2.00%		05/20/2051	59,915,279
54,529,222	Government National Mortgage Association, Series 2021-96-TS (-1 x Secured Overnight Financing Rate 30 Day Average + 3.25%, 3.25% Cap)	3.20	% (d)(e)	06/20/2051	3,610,860
40,089,869	Government National Mortgage Association, Series 2021-97-SH (-1 x 1 Month LIBOR USD + 3.75%, 3.75% Cap)	3.30	% (d)(e)	06/20/2051	3,411,860
36,701,272	Government National Mortgage Association, Series 2021-98-SB (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	5.85	% (d)(e)	06/20/2051	5,289,152
82,939,154	Government National Mortgage Association, Series 2021-98-ST (-1 x Secured Overnight Financing Rate 30 Day Average + 2.73%, 2.73% Cap)	2.68	% (d)(e)	03/20/2051	2,620,114
11,365,573	Government National Mortgage Association, Series 2021-98-SW (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	5.85	% (d)(e)	06/20/2051	1,715,574
43,017,548	Government National Mortgage Association, Series 2021-99-IO	0.59	% (b)(d)	05/16/2061	2,535,773
70,697,732	Government National Mortgage Association, Series 2021-9-AI	2.00	% (d)	01/20/2051	9,002,522
119,649,164	Government National Mortgage Association, Series 2022-14-IO	0.65	% (b)(d)	12/01/2061	7,345,741
77,609,148	Government National Mortgage Association, Series 2022-21-IO	0.78	% (b)(d)	10/16/2063	5,829,091
29,959,594	Government National Mortgage Association, Series 2022-24-DC	2.00%		11/20/2034	29,574,527
149,828,665	Government National Mortgage Association, Series 2022-27-IO	0.75	% (b)(d)	03/16/2064	11,042,343
96,468,186	Government National Mortgage Association, Series 2022-35-IO	0.55	% (b)(d)	10/16/2063	6,154,670
429,834,285	Government National Mortgage Association, Series 2022-39-IO	0.62	% (b)(d)	01/16/2064	29,802,431
126,635,499	Government National Mortgage Association, Series 2022-42-IO	0.67	% (b)(d)	12/16/2063	8,397,023
68,544,000	Government National Mortgage Association, Series 2022-49-IO	0.76	% (b)(d)	03/16/2064	5,061,481
129,731,123	Government National Mortgage Association, Series 2022-54-IO	0.59	% (b)(d)	10/16/2063	7,870,787
81,139,000	Government National Mortgage Association, Series 2022-62-IO	0.62	% (b)(d)	06/16/2064	5,309,412

Total US Government and Agency Mortgage Backed Obligations (Cost $21,004,246,339)					19,974,684,825

US Government and Agency Obligations - 7.2%
54,900,000	Tennessee Valley Authority	4.25%		09/15/2065	67,496,805
167,200,000	United States Treasury Notes	1.13%		10/31/2026	157,295,360
150,000,000	United States Treasury Notes	2.50%		03/31/2027	150,339,843
320,000,000	United States Treasury Notes	1.38%		10/31/2028	299,212,499
390,000,000	United States Treasury Notes	1.88%		02/15/2032	374,582,812
1,095,000,000	United States Treasury Notes	2.38%		05/15/2051	1,074,319,042
1,100,000,000	United States Treasury Notes	2.25%		02/15/2052	1,055,312,540

Total US Government and Agency Obligations (Cost $3,280,260,360)					3,178,558,901

Repurchase Agreements - 0.0%
1,024,973	Credit Suisse Freedom Mortgage (Collateralized by Residential Mortgage Backed Obligations, Market Value $5,201,287)	2.65	% (c)	02/22/2023	1,024,460

Total Repurchase Agreements (Cost $1,024,973)					1,024,460

Short Term Investments - 2.7%
401,970,253	First American Government Obligations Fund - Class U	0.20	% (i)		401,970,253
401,970,253	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.25	% (i)		401,970,253
401,970,254	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.23	% (i)		401,970,254

Total Short Term Investments (Cost $1,205,910,760)					1,205,910,760

Total Investments - 99.6% (Cost $46,820,616,787)					43,889,138,425
Other Assets in Excess of Liabilities - 0.4%					194,087,580

NET ASSETS - 100.0%					$44,083,226,005

SECURITY TYPE BREAKDOWN as a % of Net Assets:

US Government and Agency Mortgage Backed Obligations	45.3%
Non-Agency Residential Collateralized Mortgage Obligations	26.0%
Non-Agency Commercial Mortgage Backed Obligations	9.7%
US Government and Agency Obligations	7.2%
Asset Backed Obligations	5.6%
Collateralized Loan Obligations	3.0%
Short Term Investments	2.7%
US Corporate Bonds	0.1%
Repurchase Agreements	0.0	% (m)
Other Assets and Liabilities	0.4%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:

US Government and Agency Mortgage Backed Obligations	45.3%
Non-Agency Residential Collateralized Mortgage Obligations	26.0%
Non-Agency Commercial Mortgage Backed Obligations	9.7%
US Government and Agency Obligations	7.2%
Asset Backed Obligations	5.6%
Collateralized Loan Obligations	3.0%
Short Term Investments	2.7%
Aerospace & Defense	0.1%
Repurchase Agreements	0.0	% (m)
Other Assets and Liabilities	0.4%

	100.0%

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
(b)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(c)	Value determined using significant unobservable inputs.
(d)	Interest only security
(e)

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(f)

This security accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of period end.

(g)

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of period end.

(h)	Principal only security
(i)	Seven-day yield as of period end
(j)

Security pays interest at rates that represent residual cashflows available after more senior tranches have been paid. The interest rate disclosed reflects the estimated rate in effect as of period end.

(k)

The interest rate may step up conditioned upon the aggregate remaining principal balance of the underlying mortgage loans being reduced below a targeted percentage of the aggregate original principal balance of the mortgage loans. The interest rate shown is the rate in effect as of period end.

(l)

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of period end.

(m)	Represents less than 0.05% of net assets

Securities Accounted for as Secured Borrowings

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Up to 30 days	31-90 days	Greater than 90 days	Total
Repurchase Agreements
Residential Mortgage Backed Obligations	$—	$—	$—	$5,201,287	$5,201,287

Total Borrowings	$—	$—	$—	$5,201,287	$5,201,287

Amounts related to agreements not included in offsetting disclosure					$5,201,287

DoubleLine Core Fixed Income Fund

Schedule of Investments

March 31, 2022

Principal Amount $/Shares	Security Description	Rate		Maturity	Value $
Asset Backed Obligations - 4.2%
5,412,881	AASET Ltd., Series 2019-2-A	3.38	% (a)	10/16/2039	4,317,265
3,449,568	AASET Ltd., Series 2021-2A-B	3.54	% (a)	01/15/2047	3,163,892
10,264,076	Business Jet Securities LLC, Series 2020-1A-A	2.98	% (a)	11/15/2035	9,954,327
5,000,000	CANON, Series 2021-0001	3.50	% (b)(c)	11/05/2023	4,990,000
23,074,448	Carbon Level Mitigation Trust, Series 2021-5-CERT	0.61	% (a)	10/13/2051	18,538,403
9,359,402	Castlelake Aircraft Securitization Trust, Series 2016-1-A	4.45%		08/15/2041	8,903,918
2,427,731	Castlelake Aircraft Securitization Trust, Series 2018-1-A	4.13	% (a)	06/15/2043	2,244,702
5,265,180	Castlelake Aircraft Structured Trust, Series 2019-1A-A	3.97	% (a)	04/15/2039	4,820,788
11,147,714	Castlelake Aircraft Structured Trust, Series 2021-1A-A	3.47	% (a)	01/15/2046	10,325,971
1,681,000	CLI Funding LLC, Series 2020-1A-A	2.08	% (a)	09/18/2045	1,578,622
3,000,000	Diamond Infrastructure Funding LLC, Series 2021-1A-C	3.48	% (a)	04/15/2049	2,803,712
7,000,000	Exeter Automobile Receivables Trust, Series 2021-1A-D	1.08%		11/16/2026	6,726,402
8,500,000	Exeter Automobile Receivables Trust, Series 2021-1A-E	2.21	% (a)	02/15/2028	8,016,248
3,165,377	GAIA Aviation Ltd., Series 2019-1-A	3.97	% (a)(m)	12/15/2044	3,005,645
7,218,152	Harbour Aircraft Investments Ltd., Series 2017-1-A	4.00%		11/15/2037	6,753,751
1,856,982	HERO Funding Trust, Series 2016-1A-A	4.05	% (a)	09/20/2041	1,867,460
12,825,143	Horizon Aircraft Finance Ltd., Series 2019-2-A	3.43	% (a)	11/15/2039	11,897,077
14,937,407	ITE Rail Fund Levered LP, Series 2021-1A-A	2.25	% (a)	02/28/2051	13,797,992
2,446,200	JOL Air Ltd., Series 2019-1-A	3.97	% (a)	04/15/2044	2,268,802
14,000,000	LendingPoint Asset Securitization Trust, Series 2021-A-C	2.75	% (a)	12/15/2028	13,429,419
12,011,942	MACH 1 Cayman Ltd., Series 2019-1-A	3.47	% (a)	10/15/2039	11,094,374
1,240,486	Mosaic Solar Loan Trust, Series 2018-1A-A	4.01	% (a)	06/22/2043	1,243,477
1,845,017	Mosaic Solar Loan Trust, Series 2019-2A-B	3.28	% (a)	09/20/2040	1,792,134
7,500,000	Navient Private Education Loan Trust, Series 2018-A-B	3.68	% (a)	02/18/2042	7,546,226
6,316,057	NP SPE LLC, Series 2016-1A-A1	4.16	% (a)	04/20/2046	6,286,730
5,000,000	NP SPE LLC, Series 2019-1A-A2	3.24	% (a)	09/20/2049	4,509,800
20,183,509	Pagaya AI Debt Selection Trust, Series 2021-2-NOTE	3.00	% (a)	01/25/2029	19,743,748
4,273,177	Pioneer Aircraft Finance Ltd., Series 2019-1-A	3.97	% (a)	06/15/2044	4,021,816
19,550,000	Primose Funding LLC, Series 2019-1A-A2	4.48	% (a)	07/30/2049	19,130,856
4,004,024	Sapphire Aviation Finance Ltd., Series 2020-1A-A	3.23	% (a)	03/15/2040	3,627,686
5,000,000	SEB Funding LLC, Series 2021-1A-A2	4.97	% (a)	01/30/2052	4,767,826
2,443,750	SERVPRO Master Issuer LLC, Series 2019-1A-A2	3.88	% (a)	10/25/2049	2,461,485
4,313,783	Shenton Aircraft Investment Ltd., Series 2015-1A-A	4.75	% (a)	10/15/2042	3,875,205
14,853,699	SoFi Alternative Consumer Loan Program, Series 2021-2-A	1.25	% (a)	08/15/2030	14,630,165
75,000	SoFi Alternative Consumer Loan Program, Series 2021-2-R1	0.09	% (a)(c)(n)	08/15/2030	3,296,162
12,102,259	SoFi Alternative Trust, Series 2021-1-PT1	9.72	% (a)(b)	05/25/2030	12,318,478
17,892,709	SoFi Alternative Trust, Series 2021-A-PT1	1.48	% (a)(b)	03/15/2047	16,848,401
14,968,470	SoFi Alternative Trust, Series 2021-B-PT1	1.76	% (a)(b)	02/15/2047	14,922,517
5,000,000	SoFi Professional Loan Program, Series 2017-B-BFX	3.70	% (a)(b)	05/25/2040	4,982,892
2,000,000	SoFi Professional Loan Program, Series 2017-C-C	4.21	% (a)	07/25/2040	1,996,178
3,000,000	Stack Infrastructure Issuer LLC, Series 2019-2A-A2	3.08	% (a)	10/25/2044	2,952,409
2,285,834	START Ireland, Series 2019-1-A	4.09	% (a)	03/15/2044	2,140,754
3,236,987	Start Ltd., Series 2018-1-A	4.09	% (a)	05/15/2043	2,997,605
4,337,515	Sunnova Helios Issuer LLC, Series 2018-1A-A	4.87	% (a)	07/20/2048	4,347,569
5,188,090	Sunnova Sol LLC, Series 2020-1A-A	3.35	% (a)	02/01/2055	4,998,739
4,701,952	Sunrun Atlas Issuer LLC, Series 2019-2-A	3.61	% (a)	02/01/2055	4,620,429
9,172,976	Upgrade Master Credit Pass-Thru Trust, Series 2021-ST3-A	2.50	% (a)	07/15/2027	9,182,241
3,381,809	Upgrade Master Pass-Thru Trust, Series 2021-PT3-A	13.07	% (a)(b)	07/15/2027	3,346,899
12,831,534	Upgrade Master Pass-Thru Trust, Series 2021-PT4-A	9.43	% (a)(b)	08/15/2027	12,635,801
5,382,625	Upstart Pass-Through Trust, Series 2021-ST2-A	2.50	% (a)	04/20/2027	5,253,416
1,348,421	Upstart Securitization Trust, Series 2020-2-A	2.31	% (a)	11/20/2030	1,332,478
17,250,000	Upstart Securitization Trust, Series 2021-2-C	3.61	% (a)	06/20/2031	16,314,627
2,106,136	Upstart Securitization Trust, Series 2021-3-A	0.83	% (a)	07/20/2031	2,068,972
5,000,000	Upstart Securitization Trust, Series 2021-3-B	1.66	% (a)	07/20/2031	4,723,526
6,000,000	Upstart Securitization Trust, Series 2021-3-C	3.28	% (a)	07/20/2031	5,617,963
12,450,000	Upstart Securitization Trust, Series 2021-4-B	1.84	% (a)	09/20/2031	11,432,564
15,550,000	Upstart Securitization Trust, Series 2021-4-C	3.19	% (a)	09/20/2031	14,220,607
4,500,000	US Auto Funding LLC, Series 2021-1A-C	2.20	% (a)	05/15/2026	4,279,082
8,000,000	Vantage Data Centers LLC, Series 2020-2A-A2	1.99	% (a)	09/15/2045	7,332,168
11,288,627	Vivint Solar Financing LLC, Series 2020-1A-A	2.21	% (a)	07/31/2051	10,211,909
11,590,913	Wave LLC, Series 2019-1-A	3.60	% (a)	09/15/2044	10,323,736

Total Asset Backed Obligations (Cost $460,677,089)					438,834,046

Bank Loans - 4.7%
1,315,000	AAdvantage Loyalty IP Ltd., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%, 0.75% Floor)	5.50%		04/20/2028	1,334,725
2,531,155	Access CIG LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.96%		02/27/2025	2,497,592
2,383,217	Acrisure LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.72%		02/16/2027	2,354,428
768,075	Acrisure LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 0.50% Floor)	4.75%		02/16/2027	766,159
677,083	Acuris Finance US, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.50% Floor)	4.50%		02/16/2028	672,533
3,193,950	ADMI Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		12/23/2027	3,163,687
427,850	Aegion Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%, 0.75% Floor)	5.50%		05/17/2028	426,246
3,292,774	Agiliti Health, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.00%		01/05/2026	3,276,311
2,660,000	AI Aqua Merger Sub, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.75%, 0.50% Floor)	4.25%		07/31/2028	2,638,813
850,000	Air Canada, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		08/11/2028	842,915
1,273,781	Air Methods Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.51%		04/22/2024	1,223,894
493,277	Alliance Laundry Systems LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		10/08/2027	488,963
1,732,500	Alliant Holdings Intermediate LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.71%		05/09/2025	1,716,258
870,625	Alliant Holdings Intermediate LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		11/05/2027	866,333
3,194,945	Allied Universal Holdco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.50% Floor)	4.25%		05/12/2028	3,150,152
1,540,934	Almonde, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		06/13/2024	1,523,775
450,000	Almonde, Inc., Senior Secured Second Lien Term Loan (6 Month LIBOR USD + 7.25%, 1.00% Floor)	8.25%		06/16/2025	443,882
277,900	Alpha 3 B.V., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 0.50% Floor)	3.00%		03/17/2028	275,156
2,124,697	Alterra Mountain Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		08/17/2028	2,111,418
850,000	AMC Entertainment Holdings, Inc., Senior Secured First Lien	3.26	% (d)	04/22/2026	760,784
1,217,856	Amentum Government Services Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.96%		02/01/2027	1,206,688
	Amentum Government Services Holdings LLC, Senior Secured First Lien Term Loan
254,016	(3 Month Secured Overnight Financing Rate + 4.00%, 0.50% Floor)	4.50%		02/15/2029	252,444
285,984	(6 Month Secured Overnight Financing Rate + 4.00%, 0.50% Floor)	4.78%		02/15/2029	284,181
911,400	American Airlines, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.20%		01/29/2027	855,577
443,623	American Airlines, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 2.00%)	2.84%		12/15/2023	439,003
927,675	American Tire Distributors, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 6.25%, 0.75% Floor)	7.00%		10/20/2028	921,877
2,143,800	American Trailer World Corporation, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.75%, 0.75% Floor)	4.40%		03/03/2028	2,063,075
1,354,047	AmWINS Group LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 0.75% Floor)	3.00%		02/22/2028	1,333,736
465,000	Apex Tool Group LLC, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 5.25%, 0.50% Floor)	5.75%		02/08/2029	454,040
	Applied Systems, Inc., Senior Secured First Lien Term Loan
34,802	(Prime Rate + 2.00%, 0.50% Floor)	5.50%		09/19/2024	34,718
2,487,079	(3 Month LIBOR USD + 3.00%, 0.50% Floor)	4.01%		09/19/2024	2,473,772
1,260,000	Applied Systems, Inc., Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 5.50%, 0.75% Floor)	6.51%		09/19/2025	1,256,459
	APX Group, Inc., Senior Secured First Lien Term Loan
215	(Prime Rate + 2.50%, 0.50% Floor)	4.00%		07/10/2028	202
1,074,385	(1 Month LIBOR USD + 3.50%, 0.50% Floor)	6.00%		07/10/2028	1,061,352
2,173,492	Arches Buyer, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		12/06/2027	2,141,466
653,175	Arctic Glacier U.S.A., Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		03/20/2024	607,277
947,253	Artera Services LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	4.26%		03/06/2025	885,918
135,259	Artera Services LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.51%		03/06/2025	127,178
3,032,400	Ascend Learning LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		12/11/2028	3,002,834
490,000	Ascend Learning LLC, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 5.75%, 0.50% Floor)	6.25%		12/10/2029	488,163
463,906	ASP Blade Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.50% Floor)	4.50%		10/13/2028	458,745
2,501,189	AssuredPartners, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.96%		02/12/2027	2,474,301
595,000	AssuredPartners, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.50%, 0.50% Floor)	4.00%		02/12/2027	589,237
2,623,425	Astra Acquisition Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.25%, 0.50% Floor)	5.75%		10/25/2028	2,552,920
895,000	Astra Acquisition Corporation, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 8.88%, 0.75% Floor)	9.63%		10/25/2029	881,575
1,938,476	Asurion LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.71%		12/23/2026	1,899,300
798,761	Asurion LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.46%		07/30/2027	783,785
295,000	Asurion LLC, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 5.25%)	5.71%		01/31/2028	289,690
2,130,000	Asurion LLC, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 5.25%)	5.71%		01/19/2029	2,085,408
1,898,261	Athenahealth Group, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.50%, 0.50% Floor)	4.00%		02/15/2029	1,881,651
1,612,760	Atlas Purchaser, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.25%, 0.75% Floor)	6.00%		05/08/2028	1,570,425
1,047,606	Avaya, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.65%		12/15/2027	1,042,368
606,604	Aveanna Healthcare LLC, Senior Secured First Lien	4.25	% (d)	07/15/2028	591,666
2,595,385	Aveanna Healthcare LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	4.25%		07/17/2028	2,531,473
1,735,000	Aveanna Healthcare LLC, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%, 0.50% Floor)	7.50%		12/10/2029	1,661,263
544,989	Bausch Health Companies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.46%		06/02/2025	541,583
805,561	BCP Renaissance Parent LLC, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.50%, 1.00% Floor)	4.50%		10/30/2026	796,160
2,072,445	Blackhawk Network Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.46%		06/16/2025	2,037,732
2,761,125	Blackstone CQP Holdco LP, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	4.76%		06/05/2028	2,751,420
1,844,047	Boxer Parent Company, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	4.76%		10/02/2025	1,835,601
	Brand Industrial Services, Inc., Senior Secured First Lien Term Loan
798,139	(3 Month LIBOR USD + 4.25%, 1.00% Floor)	5.25%		06/21/2024	764,409
6,356	(3 Month LIBOR USD + 4.25%, 1.00% Floor)	5.26%		06/21/2024	6,064
1,443,815	Bright Bidco B.V., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	4.77%		06/28/2024	874,187
1,151,079	Brookfield WEC Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 0.50% Floor)	3.25%		08/01/2025	1,132,558
218,405	Brown Group Holding LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%, 0.50% Floor)	3.51%		06/07/2028	215,902
819,625	Cablevision Lightpath LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		11/30/2027	811,326
2,538,715	Caesars Resort Collection LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.21%		12/23/2024	2,528,839
1,724,221	Caesars Resort Collection LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.71%		07/21/2025	1,720,773
214,500	Calpine Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.21%		08/12/2026	211,855
2,469,428	Camelot U.S. Acquisition 1 Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.46%		10/30/2026	2,447,314
609,150	Carnival Corporation, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 0.75% Floor)	3.75%		06/30/2025	594,378
2,413,950	Carnival Corporation, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.25%, 0.75% Floor)	4.00%		10/18/2028	2,365,671
2,652,233	Castle US Holding Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	4.21%		01/29/2027	2,570,186
2,129,300	Castlelake Aviation LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 0.50% Floor)	3.58%		10/22/2026	2,077,409
2,980,777	Cengage Learning, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.75%, 1.00% Floor)	5.75%		07/14/2026	2,960,672
2,357,752	Change Healthcare Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 1.00% Floor)	3.50%		03/01/2024	2,348,026
1,162,088	Chariot Buyer LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.50% Floor)	4.51%		11/03/2028	1,149,740
1,052,302	Charter Communications Operating LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.96%		02/01/2027	1,044,925
1,247,400	Charter Next Generation, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		12/01/2027	1,242,136
1,462,650	CHG Healthcare Services, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.50% Floor)	4.51%		09/29/2028	1,451,680
1,770,000	CHG PPC Parent LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.50% Floor)	3.50%		12/08/2028	1,732,388
1,132,163	Cincinnati Bell, Inc., Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.25%, 0.50% Floor)	4.05%		11/22/2028	1,121,198
2,181,490	Clarios Global LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.71%		04/30/2026	2,157,494
1,366,013	Clear Channel Outdoor Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.80%		08/21/2026	1,345,099
1,359,284	ClubCorp Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	3.76%		09/18/2024	1,294,555
1,750,000	Clydesdale Acquisition Holdings, Inc., Senior Secured First Lien	0.00	% (d)	03/30/2029	1,723,750
1,569,088	CMG Media Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.96%		12/17/2026	1,547,262
3,168,707	CNT Holdings I Corporation, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		11/08/2027	3,155,826
148,083	Columbus McKinnon Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 0.50% Floor)	3.81%		05/15/2028	146,109
1,621,525	Compass Power Generation, LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		12/20/2024	1,602,918
1,596,975	Conair Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	4.76%		05/17/2028	1,574,218
656,600	Connect U.S. Finco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		12/11/2026	652,168
1,009,625	Conservice Midco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.71%		05/13/2027	999,317
1,601,501	Constant Contact, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		02/10/2028	1,585,486
3,198,925	Corelogic, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		06/02/2028	3,168,951
1,905,000	Cornerstone OnDemand, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%, 0.50% Floor)	4.25%		10/16/2028	1,889,522
2,309,037	CP Atlas Buyer, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.50% Floor)	4.25%		11/23/2027	2,248,425
1,151,894	CSC Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.65%		07/17/2025	1,136,062
514,100	CSC Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.65%		01/15/2026	507,674
1,120,730	Cvent, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	4.21%		11/29/2024	1,111,394
450,560	Cyanco Intermediate 2 Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.96%		03/17/2025	442,675
1,305,041	Cyxtera DC Holdings, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		05/01/2024	1,294,437
2,121,040	DCert Buyer, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.46%		10/16/2026	2,108,812
1,055,000	DCert Buyer, Inc., Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%)	7.46%		02/19/2029	1,045,547
3,175,965	Deerfield Dakota Holding LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		04/09/2027	3,164,389
2,378,258	Delta 2 (Lux) SARL, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 1.00% Floor)	3.50%		02/01/2024	2,373,810
2,643,856	Delta Topco, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		12/01/2027	2,606,564
275,000	Delta Topco, Inc., Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 7.25%, 0.75% Floor)	8.00%		12/01/2028	271,333
	DexKo Global, Inc., Senior Secured First Lien Delayed-Draw Term Loan
29,731	(1 Month LIBOR USD + 3.75%, 0.50% Floor)	4.72%		10/04/2028	29,205
198,269	(3 Month LIBOR USD + 3.75%, 0.50% Floor)	4.72%		10/04/2028	194,710
1,197,000	DexKo Global, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	4.72%		10/04/2028	1,175,556
2,779,092	DG Investment Intermediate Holdings 2, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		03/31/2028	2,755,123
250,000	DG Investment Intermediate Holdings 2, Inc., Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.75%, 0.75% Floor)	7.50%		03/19/2029	250,625
2,523,675	Diamond (BC) B.V., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 0.50% Floor)	3.25%		09/29/2028	2,478,880
714,271	Diamond Sports Group LLC, Senior Secured Second Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.25%)	3.44%		08/24/2026	247,541
2,047,902	DIRECTV Financing LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%, 0.75% Floor)	5.75%		08/02/2027	2,048,301
	DT Midstream, Inc., Senior Secured First Lien Term Loan
69,337	(3 Month LIBOR USD + 2.00%, 0.50% Floor)	2.50%		06/26/2028	69,342
655,188	(6 Month LIBOR USD + 2.00%, 0.50% Floor)	2.50%		06/26/2028	655,082
475,268	Dynasty Acquisition Company, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	4.51%		04/06/2026	468,336
883,998	Dynasty Acquisition Company, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	4.51%		04/06/2026	871,105
	EAB Global, Inc., Senior Secured First Lien Term Loan
2,673,300	(1 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		08/16/2028	2,650,577
6,700	(3 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		08/16/2028	6,643
1,145,000	Echo Global Logistics, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	4.25%		11/23/2028	1,134,088
650,665	EG America LLC, Senior Secured First Lien Delayed-Draw Term Loan (3 Month LIBOR USD + 4.25%, 0.50% Floor)	5.25%		03/31/2026	642,857
809,873	EG Group Limited, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	5.00%		02/06/2025	798,879
875,600	Eisner Advisory Group LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.25%, 0.75% Floor)	6.00%		07/28/2028	872,317
545,579	Endo Luxembourg Finance Company I SARL, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%, 0.75% Floor)	5.75%		03/27/2028	512,561
1,576,724	Endurance International Group, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		02/10/2028	1,535,335
1,710,899	Envision Healthcare Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	4.21%		10/10/2025	1,143,454
118,791	eResearchTechnology, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%		02/04/2027	118,531
482,575	Everi Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%, 0.50% Floor)	3.01%		08/03/2028	480,162
1,013,775	EW Scripps Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.56%, 0.75% Floor)	3.31%		05/01/2026	1,004,362
2,163,921	Excelitas Technologies Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.51%		12/02/2024	2,155,806
860,197	Exgen Renewables IV LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%, 1.00% Floor)	3.50%		12/15/2027	854,554
1,355,000	Fertitta Entertainment LLC, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.00%, 0.50% Floor)	4.50%		01/29/2029	1,350,007
1,684,207	Filtration Group Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.21%		03/31/2025	1,662,540
1,205,000	FINThrive Software Intermediate Holdings, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.00%, 0.50% Floor)	4.50%		12/18/2028	1,194,830
1,127,777	First Advantage Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.21%		01/29/2027	1,122,375
473,162	First Student Bidco, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 0.50% Floor)	3.50%		07/21/2028	469,942
1,278,634	First Student Bidco, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 0.50% Floor)	3.50%		07/21/2028	1,269,933
1,092,293	Flex Acquisition Company, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%)	3.13%		06/30/2025	1,091,610
495,681	Foresight Energy LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 8.00%, 1.50% Floor)	9.50	% (c)	06/30/2027	495,681
1,200,000	Freeport LNG Investments, LLP, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		12/21/2028	1,192,932
2,640,000	Garda World Security Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.71%		10/30/2026	2,614,550
905,000	Garda World Security Corporation, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.25%)	4.57%		02/01/2029	898,213
854,029	Gemini HDPE LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 0.50% Floor)	3.50%		12/31/2027	842,644
323,375	Geon Performance Solutions LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%, 0.75% Floor)	5.50%		08/18/2028	323,377
1,360,964	Getty Images, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%)	5.06%		02/19/2026	1,355,295
807,975	GIP II Blue Holding LP, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%		09/29/2028	806,965
596,913	Global Medical Response, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.25%, 1.00% Floor)	5.25%		03/14/2025	594,248
1,417,063	Global Medical Response, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.25%, 1.00% Floor)	5.25%		10/02/2025	1,409,758
2,654,938	Gogo Intermediate Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		04/28/2028	2,639,180
2,462,513	GoodRX, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.21%		10/10/2025	2,445,842
1,569,919	Grab Holdings, Inc., Senior Secured First Lien Term Loan (2 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%		01/29/2026	1,538,521
2,439,173	Granite US Holdings Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	5.06%		09/30/2026	2,417,830
1,910,885	Great Outdoors Group LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		03/06/2028	1,906,404
	Greeneden U.S. Holdings II LLC, Senior Secured First Lien Term Loan
1,833,842	(1 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		12/01/2027	1,833,354
859,024	(2 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		12/01/2027	858,677
385,200	Greystone Select Financial LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%, 0.75% Floor)	5.75%		06/16/2028	385,200
1,323,350	Grinding Media, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	4.80%		10/12/2028	1,314,252
739,723	Gulf Finance LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 6.75%, 1.00% Floor)	7.75%		08/25/2026	679,091
3,210,738	Heartland Dental LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.45%		04/30/2025	3,188,375
2,154,286	Helios Software Holdings, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%)	5.25%		03/13/2028	2,138,139
2,106,409	H-Food Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.69%)	4.14%		05/23/2025	2,035,160
1,397,975	Hightower Holding LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		04/21/2028	1,387,490
1,079,100	Horizon Therapeutics USA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%, 0.50% Floor)	2.25%		03/15/2028	1,069,998
813,861	Houston Foods, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.75%)	6.21%		07/21/2025	769,099
2,765,000	Hunter Douglas Holding B.V., Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.50%, 0.50% Floor)	4.00%		02/26/2029	2,714,027
2,055,973	Hyland Software, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		07/01/2024	2,048,263
619,663	Hyland Software, Inc., Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.25%, 0.75% Floor)	7.00%		07/07/2025	614,241
709,713	ICON Luxembourg SARL, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.25%, 0.50% Floor)	3.31%		07/03/2028	707,275
999,768	IHeartCommunications, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.46%		05/01/2026	995,209
310,000	Ineos US Finance LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 0.50% Floor)	3.00%		11/06/2028	304,381
1,865,000	Informatica LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.25%		10/27/2028	1,851,945
2,059,438	Ingram Micro, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.50% Floor)	4.51%		06/30/2028	2,045,021
1,904,990	Intelsat Jackson Holdings S.A., Senior Secured First Lien Term Loan (6 Month Secured Overnight Financing Rate + 4.25%, 0.50% Floor)	4.92%		02/01/2029	1,877,158
2,471,325	ION Trading Technologies SARL, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.75%)	5.21%		03/31/2028	2,456,682
3,188,123	IRB Holding Corporation, Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.00%, 0.75% Floor)	3.75%		12/15/2027	3,174,175
3,175,293	IRI Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.71%		12/01/2025	3,168,006
1,014,650	Iron Mountain Information Management LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.21%		01/02/2026	1,003,662
1,558,335	Ivanti Software, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 0.75% Floor)	5.00%		12/01/2027	1,539,829
2,501,100	Jazz Pharmaceuticals, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		05/05/2028	2,495,010
1,596,975	Jo-Ann Stores LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%, 0.75% Floor)	5.50%		07/07/2028	1,404,771
952,980	KBR, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.21%		02/05/2027	950,598
1,976,607	Kenan Advantage Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		03/24/2026	1,953,757
1,397,825	Kestrel Bidco, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		12/11/2026	1,350,942
947,625	KKR Apple Bidco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.50% Floor)	3.50%		09/22/2028	938,073
855,000	Kraton Corporation, Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.25%, 0.50% Floor)	3.99%		03/15/2029	848,057
1,896,445	Kronos Acquisition Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	4.25%		12/22/2026	1,779,501
776,100	LaserShip, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.50%, 0.75% Floor)	5.25%		05/08/2028	773,512
240,000	LaserShip, Inc., Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 7.50%, 0.75% Floor)	8.25%		04/30/2029	239,400
1,043,291	LBM Acquisition LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		12/17/2027	1,019,822
432,918	Lions Gate Capital Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.71%		03/24/2025	427,779
768,763	LogMeIn, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	5.22%		08/31/2027	756,632
1,081,094	Lucid Energy Group II Borrower LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 0.75% Floor)	5.00%		11/22/2028	1,073,554
2,114,592	Lumen Technologies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.71%		03/15/2027	2,061,568
1,409,859	Lummus Technology Holdings V LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.96%		06/30/2027	1,365,808
1,553,263	Madison IAQ LLC, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.25%, 0.50% Floor)	4.52%		06/21/2028	1,533,202
360,853	Maravai Intermediate Holdings LLC, Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.00%, 0.50% Floor)	3.50%		10/19/2027	359,951
875,821	Marriott Ownership Resorts, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.21%		08/29/2025	853,269
3,176,000	Mavis Tire Express Services Topco Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		05/04/2028	3,163,645
1,595,000	McAfee Corporation, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.00%, 0.50% Floor)	4.50%		03/01/2029	1,586,028
2,139,815	MED ParentCo, LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.71%		08/31/2026	2,121,092
2,700,000	Medline Borrower LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		10/23/2028	2,676,200
546,865	Messer Industries GMBH, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	2.72%		03/02/2026	540,637
1,082,288	MIC Glen LLC, Senior Secured First Lien Term Loan (2 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		07/21/2028	1,069,890
542,925	Michaels Companies, Inc., The, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 0.75% Floor)	5.26%		04/14/2028	510,651
3,160,459	Milano Acquisition Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	5.01%		10/01/2027	3,160,459
1,085,000	Mileage Plus Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.25%, 1.00% Floor)	6.25%		06/21/2027	1,129,452
2,242,419	Minotaur Acquisition, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	5.21%		03/27/2026	2,225,893
1,357,280	Mirion Technologies (US), Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 2.75%, 0.50% Floor)	3.25%		10/20/2028	1,346,490
1,599,664	Mister Car Wash Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.46%		05/14/2026	1,582,244
3,355,000	Mitchell International, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	4.25%		10/16/2028	3,306,017
220,000	Mitchell International, Inc., Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.50%, 0.50% Floor)	7.00%		10/15/2029	218,419
1,451,363	Monogram Food Solutions LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.50% Floor)	4.50%		08/28/2028	1,427,778
436,396	Motion Acquisition Ltd., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	4.26%		11/12/2026	429,789
57,355	Motion Acquisition Ltd., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	4.26%		11/12/2026	56,486
535,993	Nascar Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.96%		10/19/2026	532,342
526,500	NCR Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	2.80%		08/28/2026	521,567
812,905	NEP Group, Inc., Senior Secured First Lien	3.51	% (d)	10/20/2025	800,102
1,087,275	Olympus Water US Holding Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.50% Floor)	4.25%		11/09/2028	1,061,115
3,645,863	OneDigital Borrower LLC, Senior Secured First Lien Term Loan (6 Month Secured Overnight Financing Rate + 4.25%, 0.50% Floor)	4.75%		11/16/2027	3,627,651
2,405,596	Organon & Company, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 0.50% Floor)	3.56%		06/02/2028	2,396,575
1,077,288	Oryx Midstream Services Permian Basin LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		10/05/2028	1,069,968
75,000	Osmosis Buyer Limited, Senior Secured First Lien	4.50	% (d)	07/30/2028	74,321
330,000	Osmosis Buyer Limited, Senior Secured First Lien	4.50	% (d)	07/30/2028	327,010
387,000	Outcomes Group Holdings, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.25%)	3.60%		10/24/2025	379,988
3,179,327	Packaging Coordinators Midco, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		11/30/2027	3,166,737
2,677,087	Packers Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.75% Floor)	4.00%		03/06/2028	2,641,615
2,018,024	PAI HoldCo, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		10/28/2027	2,002,889
2,668,448	Park River Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.75% Floor)	4.00%		12/28/2027	2,613,892
2,887,529	Pathway Vet Alliance LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.96%		03/31/2027	2,864,083
461,152	PCI Gaming Authority, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.71%		05/29/2026	458,341
2,663,325	PECF USS Intermediate Holding III Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 0.50% Floor)	4.76%		12/15/2028	2,643,124
184,211	Pediatric Associates Holding Company LLC, Senior Secured First Lien	3.75	% (d)	12/29/2028	182,253
1,215,789	Pediatric Associates Holding Company LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		12/29/2028	1,202,872
3,123,051	Peraton Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		02/01/2028	3,107,436
2,445,300	Petco Health and Wellness Company, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.75% Floor)	4.00%		03/03/2028	2,425,872
3,174,050	PetSmart, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		02/11/2028	3,168,099
1,211,425	PetVet Care Centers LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		02/14/2025	1,207,264
1,291,988	PG&E Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 0.50% Floor)	3.50%		06/23/2025	1,278,667
2,115,000	Phoenix Newco, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		11/15/2028	2,102,162
2,123,859	Phoenix Services International LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		03/03/2025	2,058,146
489,041	Pike Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.46%		01/21/2028	485,804
1,897,287	Playa Resorts Holding BV, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		04/29/2024	1,858,307
2,180,000	PMHC II, Inc, Senior Secured First Lien	4.75	% (d)	02/03/2029	2,085,530
2,584,836	PODS LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.75% Floor)	3.75%		03/31/2028	2,560,345
584,100	PointClickCare Technologies, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 0.75% Floor)	3.75%		12/29/2027	578,259
1,597,890	Polar US Borrower LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%)	4.87%		10/15/2025	1,553,948
2,517,350	Polaris Newco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.50% Floor)	4.50%		06/02/2028	2,502,561
	PQ Corporation, Senior Secured First Lien Term Loan
316,389	(1 Month LIBOR USD + 2.50%, 0.50% Floor)	3.00%		06/09/2028	313,208
120,311	(3 Month LIBOR USD + 2.50%, 0.50% Floor)	3.00%		06/09/2028	119,125
165,542	PRA Health Sciences, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.25%, 0.50% Floor)	2.75%		07/03/2028	164,973
661,586	Prairie ECI Acquiror LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	5.21%		03/11/2026	647,871
1,588,438	Pregis Topco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.46%		07/31/2026	1,558,456
1,221,938	Pretium PKG Holdings, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.00%, 0.50% Floor)	4.50%		10/02/2028	1,189,642
275,000	Pretium PKG Holdings, Inc., Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 6.75%, 0.50% Floor)	7.25%		09/21/2029	267,897
3,158,749	Project Alpha Intermediate Holding, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	4.30%		04/26/2024	3,143,618
2,655,735	Prometric Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		01/29/2025	2,613,243
1,456,350	Proofpoint, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.50% Floor)	3.76%		08/31/2028	1,442,493
1,628,993	Pug LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.96%		02/12/2027	1,601,846
545,000	QUIKRETE Holdings, Inc., Senior Secured First Lien	3.45	% (d)	06/11/2028	536,182
2,678,288	Radiate Holdco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.75% Floor)	4.00%		09/25/2026	2,659,379
	Radiology Partners, Inc., Senior Secured First Lien Term Loan
1,705,926	(1 Month LIBOR USD + 4.25%)	4.70%		07/09/2025	1,687,011
1,462,585	(1 Month LIBOR USD + 4.25%)	4.72%		07/09/2025	1,446,425
3,204,295	RadNet Management, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 0.75% Floor)	3.75%		04/24/2028	3,166,244
552,518	Redstone Holdco 2 LP, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%, 0.75% Floor)	5.50%		04/27/2028	541,467
1,876,491	RegionalCare Hospital Partners Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	4.20%		11/14/2025	1,868,375
2,031,840	Renaissance Holding Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.71%		05/30/2025	2,012,476
640,000	Renaissance Holding Corporation, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%)	7.46%		05/29/2026	636,099
712,800	Rent-A-Center, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.81%		02/17/2028	700,216
127,193	Rentpath, Inc., Senior Secured First Lien Term Loan (Prime Rate + 0.00%)	3.25%		12/17/2021	32,434
1,343,250	Restoration Hardware, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 0.50% Floor)	3.00%		10/20/2028	1,321,422
765,590	Sabre GLBL, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.46%		02/22/2024	754,607
545,856	Sabre GLBL, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		12/17/2027	540,739
342,431	Sabre GLBL, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		12/17/2027	339,221
1,394,463	Savage Enterprises LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		09/15/2028	1,386,249
885,000	Scientific Games Holdings LP, Senior Secured First Lien	4.00	% (d)	02/04/2029	878,203
1,857,393	Scientific Games International, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.21%		08/14/2024	1,852,758
1,446,720	Securus Technologies Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%, 1.00% Floor)	5.51%		11/01/2024	1,381,618
1,727,695	Sedgwick Claims Management Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.46%		12/31/2025	1,712,889
2,519,646	Severin Acquisition LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.45%		08/01/2025	2,495,344
1,157,663	Sinclair Television Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.96%		09/30/2026	1,125,341
937,044	Six Flags Theme Parks, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.21%		04/17/2026	914,372
1,136,835	Skillsoft Finance II, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%, 0.75% Floor)	5.50%		07/14/2028	1,127,172
905,000	SkyMiles IP Ltd., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		10/20/2027	936,956
	SMG US Midco 2, Inc., Senior Secured First Lien Term Loan
401,129	(1 Month LIBOR USD + 2.50%)	2.96%		01/23/2025	387,143
1,009,805	(3 Month LIBOR USD + 2.50%)	2.80%		01/23/2025	974,408
1,247,819	SolarWinds Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.21%		02/05/2024	1,232,926
2,439,218	Sophia, LP, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.50% Floor)	4.26%		10/07/2027	2,419,911
2,706,860	Sound Inpatient Physicians, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.21%		06/27/2025	2,696,141
1,854,393	Southern Veterinary Partners LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	5.00%		10/01/2027	1,845,121
1,876,050	Spin Holdco, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		03/06/2028	1,864,972
	SRS Distribution, Inc., Senior Secured First Lien Term Loan
8,010	(3 Month LIBOR USD + 3.50%, 0.50% Floor)	4.02%		06/02/2028	7,955
3,195,890	(6 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		06/02/2028	3,161,247
859,036	Staples, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%)	5.32%		04/16/2026	813,756
604,005	Starfruit US Holdco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.21%		10/01/2025	596,205
907,297	Stars Group Holdings B.V., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.25%)	3.26%		07/21/2026	901,059
450,846	Sunshine Luxembourg VII SARL, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	4.76%		10/01/2026	448,522
2,264,680	Surf Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	4.11%		03/05/2027	2,245,928
1,592,112	Sweetwater Borrower LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%, 0.75% Floor)	5.50%		08/07/2028	1,576,191
3,185,000	SWF Holdings I Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		10/06/2028	3,092,094
	TAMKO Building Products LLC, Senior Secured First Lien Term Loan
947,356	(3 Month LIBOR USD + 3.00%)	3.30%		05/29/2026	930,578
465,844	(3 Month LIBOR USD + 3.00%)	3.51%		05/29/2026	457,594
449,803	(3 Month LIBOR USD + 3.00%)	4.01%		05/29/2026	441,837
794,895	Team Health Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		02/06/2024	758,413
823,775	Tecta America Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 0.75% Floor)	5.00%		04/06/2028	817,597
588,821	Telesat Canada, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.21%		12/07/2026	441,860
862,548	Tempo Acquisition LLC, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.00%, 0.50% Floor)	3.50%		08/31/2028	858,558
369,043	TGP Holdings III LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.75% Floor)	4.00%		06/29/2028	354,167
395,000	The Dun & Bradstreet Corporation, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.25%)	3.56%		01/18/2029	392,038
3,264,391	The Edelman Financial Engines Centre LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		04/07/2028	3,232,433
1,260,000	The Edelman Financial Engines Centre LLC, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.75%)	7.21%		07/20/2026	1,245,667
120,627	The Hillman Group, Inc., Senior Secured First Lien Delayed-Draw Term Loan (1 Month LIBOR USD + 2.75%, 0.50% Floor)	3.25%		07/14/2028	9,448
501,299	The Hillman Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 0.50% Floor)	3.25%		07/14/2028	493,051
2,519,497	TIBCO Software, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	4.21%		06/30/2026	2,510,049
155,000	TIBCO Software, Inc., Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%)	7.71%		03/03/2028	154,968
820,875	Tiger Acquisition LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		06/01/2028	789,924
2,056,922	Titan Acquisition Limited, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%)	3.35%		03/28/2025	2,016,894
959,657	Trans Union LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 0.50% Floor)	2.75%		12/01/2028	954,057
1,142,188	Travel Leaders Group LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.46%		01/25/2024	1,081,869
1,197,101	Travelport Finance (Luxembourg) S.A.R.L., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.50%, 1.00% Floor)	2.50%		02/28/2025	1,244,488
432,074	Travelport Finance (Luxembourg) S.A.R.L., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%)	5.22%		05/29/2026	385,086
1,205,101	Traverse Midstream Partners LLC, Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.25%, 1.00% Floor)	5.25%		09/27/2024	1,202,088
2,037,531	TricorBraun Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		03/03/2028	1,992,247
38,410	Trident TPI Holdings, Inc., Senior Secured First Lien Delayed-Draw Term Loan (1 Month LIBOR USD + 4.00%, 0.50% Floor)	4.50%		09/15/2028	23,824
270,133	Trident TPI Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.50% Floor)	4.50%		09/15/2028	267,208
2,588,258	Triton Water Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.50% Floor)	4.51%		03/31/2028	2,529,556
1,053,548	U.S. Silica Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	5.00%		05/01/2025	1,038,403
2,102,692	Uber Technologies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.96%		04/04/2025	2,101,557
63,162	Uber Technologies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.96%		02/25/2027	62,999
2,855,242	UKG, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		05/04/2026	2,836,097
93,593	UKG, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	4.76%		05/04/2026	93,359
395,000	UKG, Inc., Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 5.25%, 0.50% Floor)	5.75%		05/03/2027	393,211
614,568	Ultra Clean Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.96%		08/27/2025	614,055
2,632,742	United Airlines, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		04/21/2028	2,606,231
490,877	United Natural Foods, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.71%		10/22/2025	487,632
327,463	Univar Solutions USA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.46%		07/01/2026	324,188
1,381,064	Upstream Newco, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.25%)	4.68%		11/20/2026	1,375,028
	Vantage Specialty Chemicals, Inc., Senior Secured First Lien Term Loan
1,191,611	(3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		10/28/2024	1,149,851
1,275,493	(3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.51%		10/28/2024	1,230,595
3,163,271	Verscend Holding Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.46%		08/27/2025	3,159,317
	Vertical Midco GMBH, Senior Secured First Lien Term Loan
1,922,141	(3 Month LIBOR USD + 3.50%, 0.50% Floor)	4.02%		07/30/2027	1,907,784
541,827	(6 Month LIBOR USD + 3.50%, 0.50% Floor)	4.02%		07/30/2027	537,717
731,325	Viad Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%, 0.50% Floor)	5.50%		07/31/2028	724,926
890,525	Victoria’s Secret & Company, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		08/02/2028	879,954
2,445,579	VS Buyer LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.46%		02/26/2027	2,429,279
1,435,340	VT Topco, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		08/01/2025	1,416,509
2,079,788	W.R. Grace Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	4.81%		09/22/2028	2,068,411
628,425	Walker & Dunlop, Inc., Senior Secured First Lien Term Loan (6 Month Secured Overnight Financing Rate + 2.25%, 0.50% Floor)	2.75%		12/15/2028	626,068
1,685,926	Wand NewCo 3, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.46%		02/05/2026	1,639,040
705,949	WaterBridge Midstream Operating LLC, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 5.75%, 1.00% Floor)	6.75%		06/22/2026	682,455
2,105,024	Waterlogic Holdings Limited, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%, 0.50% Floor)	5.76%		08/17/2028	2,101,951
1,271,813	Whatabrands LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		08/03/2028	1,258,172
1,333,300	Wheel Pros, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 0.75% Floor)	5.25%		05/11/2028	1,274,761
1,811,313	WIN Waste Innovations Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 0.50% Floor)	3.76%		03/24/2028	1,799,711
2,663,325	WWEX UNI TopCo Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 0.75% Floor)	5.00%		07/26/2028	2,641,273
692,145	Zayo Group Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.46%		03/09/2027	674,554
1,042,339	Zebra Buyer LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.50% Floor)	4.31%		11/01/2028	1,036,965
722,343	Zelis Cost Management Buyer, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.73%		09/30/2026	716,250
2,450,364	Zelis Cost Management Buyer, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.73%		09/30/2026	2,429,903
850,000	Ziggo Financing Partnership, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.90%		04/28/2028	838,844

Total Bank Loans (Cost $494,983,273)					491,557,958

Collateralized Loan Obligations - 3.6%
3,500,000	Aimco Ltd., Series 2020-11A-AR (3 Month LIBOR USD + 1.13%, 1.13% Floor)	1.37	% (a)	10/17/2034	3,469,550
1,000,000	AIMCO, Series 2018-AA-D (3 Month LIBOR USD + 2.55%)	2.79	% (a)	04/17/2031	991,740
5,000,000	Anchorage Capital Ltd., Series 2021-19A-A (3 Month LIBOR USD + 1.21%, 1.21% Floor)	1.37	% (a)	10/15/2034	4,956,250
1,000,000	Apidos Ltd., Series 2013-12A-DR (3 Month LIBOR USD + 2.60%)	2.84	% (a)	04/15/2031	983,755
1,500,000	Apidos Ltd., Series 2015-20A-CR (3 Month LIBOR USD + 2.95%)	3.19	% (a)	07/16/2031	1,492,076
5,000,000	Atrium Corporation, Series 9A-DR (3 Month LIBOR USD + 3.60%)	4.11	% (a)	05/28/2030	4,956,153
3,400,000	Babson Ltd., Series 2015-IA-DR (3 Month LIBOR USD + 2.60%, 2.60% Floor)	2.85	% (a)	01/20/2031	3,241,793
500,000	Bain Capital Credit Ltd., Series 2017-2A-DR2 (3 Month LIBOR USD + 3.10%, 3.10% Floor)	3.36	% (a)	07/25/2034	496,248
5,000,000	Barings Ltd., Series 2015-2A-DR (3 Month LIBOR USD + 2.95%)	3.20	% (a)	10/20/2030	4,962,573
3,250,000	Barings Ltd., Series 2017-1A-D (3 Month LIBOR USD + 3.60%)	3.84	% (a)	07/18/2029	3,262,148
2,000,000	Barings Ltd., Series 2018-1A-C (3 Month LIBOR USD + 2.60%)	2.84	% (a)	04/15/2031	1,905,631
5,100,000	Barings Ltd., Series 2018-3A-D (3 Month LIBOR USD + 2.90%)	3.15	% (a)	07/20/2029	4,850,096
2,000,000	Barings Ltd., Series 2018-4A-D (3 Month LIBOR USD + 2.90%, 2.90% Floor)	3.14	% (a)	10/15/2030	2,004,588
3,000,000	Barings Ltd., Series 2019-1A-DR (3 Month LIBOR USD + 3.65%, 3.65% Floor)	3.89	% (a)	04/15/2036	2,981,711
2,250,000	Barings Ltd., Series 2019-2A-CR (3 Month LIBOR USD + 3.40%, 3.40% Floor)	3.64	% (a)	04/15/2036	2,221,872
5,000,000	Barings Ltd., Series 2020-1A-DR (3 Month LIBOR USD + 3.20%, 3.20% Floor)	3.44	% (a)	10/15/2036	4,966,648
1,000,000	Barings Ltd., Series 2021-2A-D (3 Month LIBOR USD + 3.15%, 3.15% Floor)	3.39	% (a)	07/15/2034	970,547
4,000,000	BlueMountain Ltd., Series 2015-3A-CR (3 Month LIBOR USD + 2.60%)	2.85	% (a)	04/20/2031	3,811,182
2,000,000	BlueMountain Ltd., Series 2016-3A-DR (3 Month LIBOR USD + 3.10%, 3.10% Floor)	3.61	% (a)	11/15/2030	1,985,953
2,400,000	BlueMountain Ltd., Series 2017-2A-C (3 Month LIBOR USD + 3.00%)	3.25	% (a)	10/20/2030	2,337,476
1,000,000	Buckhorn Park Ltd., Series 2019-1A-DR (3 Month LIBOR USD + 3.10%, 3.10% Floor)	3.34	% (a)	07/18/2034	992,469
4,500,000	Canyon Capital Ltd., Series 2012-1RA-D (3 Month LIBOR USD + 3.00%)	3.24	% (a)	07/15/2030	4,470,976
2,750,000	Canyon Capital Ltd., Series 2014-1A-CR (3 Month LIBOR USD + 2.75%, 2.75% Floor)	3.05	% (a)	01/30/2031	2,652,151
3,000,000	Canyon Capital Ltd., Series 2016-1A-DR (3 Month LIBOR USD + 2.80%)	3.04	% (a)	07/15/2031	2,999,109
1,500,000	Canyon Capital Ltd., Series 2017-1A-DR (3 Month LIBOR USD + 3.00%, 3.00% Floor)	3.24	% (a)	07/15/2030	1,486,356
4,000,000	Canyon Capital Ltd., Series 2018-1A-D (3 Month LIBOR USD + 2.90%, 2.90% Floor)	3.14	% (a)	07/15/2031	3,955,820
2,500,000	Canyon Capital Ltd., Series 2021-1A-D (3 Month LIBOR USD + 3.10%, 3.10% Floor)	3.34	% (a)	04/15/2034	2,473,437
1,000,000	Canyon Capital Ltd., Series 2021-3A-D (3 Month LIBOR USD + 3.05%, 3.05% Floor)	3.29	% (a)	07/15/2034	968,184
5,000,000	Carlyle Global Market Strategies Ltd., Series 2016-3A-DRR (3 Month LIBOR USD + 3.30%, 3.30% Floor)	3.55	% (a)	07/20/2034	4,984,738
2,500,000	Carlyle US Ltd., Series 2016-4A-CR (3 Month LIBOR USD + 2.80%, 2.80% Floor)	3.05	% (a)	10/20/2027	2,467,831
9,000,000	Carlyle US Ltd., Series 2021-9A-D (3 Month LIBOR USD + 3.20%, 3.20% Floor)	3.45	% (a)	10/20/2034	8,936,950
6,000,000	Cathedral Lake Ltd., Series 2021-8A-C (3 Month LIBOR USD + 2.62%, 2.62% Floor)	2.72	% (a)	01/20/2035	5,900,051
5,000,000	Cathedral Lake Ltd., Series 2021-8A-D1 (3 Month LIBOR USD + 3.42%, 3.42% Floor)	3.52	% (a)	01/20/2035	4,934,409
5,000,000	CIFC Funding Ltd., Series 2015-4A-CR2 (3 Month LIBOR USD + 3.00%, 3.00% Floor)	3.25	% (a)	04/20/2034	4,865,604
4,500,000	CIFC Funding Ltd., Series 2017-1A-D (3 Month LIBOR USD + 3.50%)	3.76	% (a)	04/23/2029	4,471,362
1,000,000	CIFC Funding Ltd., Series 2018-3A-D (3 Month LIBOR USD + 2.85%)	3.09	% (a)	07/18/2031	1,003,849
9,500,000	Columbia Cent Ltd., Series 2018-27A-DR (3 Month LIBOR USD + 3.83%, 3.83% Floor)	4.08	% (a)	01/25/2035	9,491,440
3,250,000	Cook Park Ltd., Series 2018-1A-D (3 Month LIBOR USD + 2.60%)	2.84	% (a)	04/17/2030	3,145,958
2,006,000	Dryden Ltd., Series 2016-42A-DR (3 Month LIBOR USD + 2.93%)	3.17	% (a)	07/15/2030	1,965,986
2,000,000	Dryden Ltd., Series 2018-57A-D (3 Month LIBOR USD + 2.55%, 2.55% Floor)	3.06	% (a)	05/15/2031	1,940,839
3,000,000	Dryden Senior Loan Fund, Series 2015-40A-DR (3 Month LIBOR USD + 3.10%, 3.10% Floor)	3.61	% (a)	08/15/2031	2,972,338
2,200,000	Dryden Senior Loan Fund, Series 2016-43A-DR3 (3 Month LIBOR USD + 3.25%, 3.25% Floor)	3.50	% (a)	04/20/2034	2,187,332
2,250,000	Fillmore Park Ltd., Series 2018-1A-D (3 Month LIBOR USD + 2.90%)	3.14	% (a)	07/15/2030	2,214,996
2,000,000	Gilbert Park Ltd., Series 2017-1A-D (3 Month LIBOR USD + 2.95%)	3.19	% (a)	10/15/2030	1,997,265
4,000,000	Gilbert Park Ltd., Series 2017-1A-E (3 Month LIBOR USD + 6.40%)	6.64	% (a)	10/15/2030	3,926,421
7,000,000	GoldenTree Loan Management Ltd., Series 2018-3A-D (3 Month LIBOR USD + 2.85%)	3.10	% (a)	04/20/2030	6,780,716
3,500,000	GoldenTree Loan Opportunities Ltd., Series 2015-11A-DR2 (3 Month LIBOR USD + 2.40%)	2.64	% (a)	01/18/2031	3,501,740
2,000,000	Grippen Park Ltd., Series 2017-1A-D (3 Month LIBOR USD + 3.30%)	3.55	% (a)	01/20/2030	2,000,671
1,500,000	Halcyon Loan Advisors Funding Ltd., Series 2014-3A-D (3 Month LIBOR USD + 3.65%)	3.91	% (a)	10/22/2025	1,397,349
5,000,000	Hayfin Ltd., Series 2018-9A-BR (3 Month LIBOR USD + 1.80%, 1.80% Floor)	2.08	% (a)	04/28/2031	4,968,379
1,000,000	Hayfin Ltd., Series 2019-1A-B1R (3 Month LIBOR USD + 1.85%, 1.85% Floor)	2.13	% (a)	04/28/2031	1,000,272
1,481,500	Highbridge Loan Management Ltd., Series 4A-2014-A2R (3 Month LIBOR USD + 1.50%)	1.78	% (a)	01/28/2030	1,466,145
1,500,000	HPS Loan Management Ltd., Series 13A-18-D (3 Month LIBOR USD + 3.00%, 3.00% Floor)	3.24	% (a)	10/15/2030	1,454,775
2,500,000	HPS Loan Management Ltd., Series 8A-2016-DR (3 Month LIBOR USD + 2.90%, 2.90% Floor)	3.15	% (a)	07/20/2030	2,413,002
4,000,000	LCM LP, Series 14A-DR (3 Month LIBOR USD + 2.75%)	3.00	% (a)	07/20/2031	3,910,108
2,000,000	LCM LP, Series 19A-D (3 Month LIBOR USD + 3.45%, 3.45% Floor)	3.69	% (a)	07/15/2027	2,007,059
2,000,000	LCM LP, Series 20A-DR (3 Month LIBOR USD + 2.80%)	3.05	% (a)	10/20/2027	1,982,074
2,000,000	LCM Ltd., Series 25A-D (3 Month LIBOR USD + 3.45%)	3.70	% (a)	07/20/2030	1,933,301
3,250,000	LCM Ltd., Series 28A-D (3 Month LIBOR USD + 2.95%, 2.95% Floor)	3.20	% (a)	10/20/2030	3,126,557
4,000,000	LCM Ltd., Series 30A-DR (3 Month LIBOR USD + 3.00%, 3.00% Floor)	3.25	% (a)	04/20/2031	3,892,217
4,000,000	Madison Park Funding Ltd., Series 2014-14A-DRR (3 Month LIBOR USD + 2.95%, 2.95% Floor)	3.21	% (a)	10/22/2030	3,981,546
5,000,000	Madison Park Funding Ltd., Series 2015-18A-DR (3 Month LIBOR USD + 2.95%)	3.21	% (a)	10/21/2030	4,877,083
3,750,000	Madison Park Funding Ltd., Series 2019-34A-DR (3 Month LIBOR USD + 3.35%, 3.35% Floor)	3.61	% (a)	04/25/2032	3,712,056
1,000,000	Madison Park Funding Ltd., Series 2021-52A-D (3 Month LIBOR USD + 3.15%, 3.15% Floor)	3.24	% (a)	01/22/2035	993,085
4,000,000	Magnetite Ltd., Series 2015-14RA-D (3 Month LIBOR USD + 2.85%)	3.09	% (a)	10/18/2031	3,986,428
1,500,000	Magnetite Ltd., Series 2016-18A-DR (3 Month LIBOR USD + 2.70%)	3.21	% (a)	11/15/2028	1,461,627
2,000,000	Magnetite Ltd., Series 2019-23A-DR (3 Month LIBOR USD + 3.05%, 3.05% Floor)	3.17	% (a)	01/25/2035	1,956,649
1,000,000	Magnetite Ltd., Series 2021-31A-D (3 Month LIBOR USD + 3.00%, 3.00% Floor)	3.24	% (a)	07/15/2034	989,034
1,000,000	Magnetite Ltd., Series 2021-31A-E (3 Month LIBOR USD + 6.00%, 6.00% Floor)	6.24	% (a)	07/15/2034	950,430
1,000,000	Myers Park Ltd., Series 2018-1A-D (3 Month LIBOR USD + 3.05%, 3.05% Floor)	3.30	% (a)	10/20/2030	994,105
2,000,000	Neuberger Berman Loan Advisers Ltd., Series 2014-18A-CR2 (3 Month LIBOR USD + 3.00%)	3.26	% (a)	10/21/2030	1,975,151
2,500,000	Neuberger Berman Loan Advisers Ltd., Series 2018-29A-D (3 Month LIBOR USD + 3.10%, 3.10% Floor)	3.35	% (a)	10/19/2031	2,482,356
2,000,000	Neuberger Berman Loan Advisers Ltd., Series 2019-32A-DR (3 Month LIBOR USD + 2.70%, 2.70% Floor)	2.95	% (a)	01/20/2032	1,954,536
6,000,000	Oak Hill Credit Partners Ltd., Series 2014-10RA-D1R (3 Month LIBOR USD + 3.05%, 3.05% Floor)	3.30	% (a)	04/20/2034	5,830,098
5,600,000	Octagon Investment Partners Ltd., Series 2012-1A-CRR (3 Month LIBOR USD + 3.90%, 3.90% Floor)	4.14	% (a)	07/15/2029	5,623,292
2,000,000	Octagon Investment Partners Ltd., Series 2013-1A-DR (3 Month LIBOR USD + 3.00%, 3.00% Floor)	3.24	% (a)	07/17/2030	1,963,445
2,000,000	Octagon Investment Partners Ltd., Series 2013-1A-DR2 (3 Month LIBOR USD + 2.50%)	2.76	% (a)	01/25/2031	1,922,080
2,250,000	Octagon Investment Partners Ltd., Series 2014-1A-CR3 (3 Month LIBOR USD + 2.75%, 2.75% Floor)	3.14	% (a)	02/14/2031	2,227,965
2,500,000	Octagon Investment Partners Ltd., Series 2014-1A-ERR (3 Month LIBOR USD + 5.45%, 5.45% Floor)	5.71	% (a)	01/22/2030	2,299,771
10,000,000	Octagon Investment Partners Ltd., Series 2016-1A-DR (3 Month LIBOR USD + 2.95%)	3.19	% (a)	07/15/2030	9,921,699
5,460,000	Octagon Investment Partners Ltd., Series 2017-1A-CR (3 Month LIBOR USD + 3.30%)	3.55	% (a)	03/17/2030	5,443,363
1,760,000	Octagon Investment Partners Ltd., Series 2017-1A-D (3 Month LIBOR USD + 6.20%)	6.45	% (a)	03/17/2030	1,748,129
1,500,000	Octagon Investment Partners Ltd., Series 2018-18A-C (3 Month LIBOR USD + 2.70%)	2.94	% (a)	04/16/2031	1,460,064
2,500,000	Octagon Investment Partners Ltd., Series 2018-2A-C (3 Month LIBOR USD + 2.85%)	3.11	% (a)	07/25/2030	2,450,445
3,500,000	Octagon Investment Partners Ltd., Series 2019-1A-DR (3 Month LIBOR USD + 3.35%, 3.35% Floor)	3.60	% (a)	01/20/2035	3,437,694
1,000,000	Octagon Investment Partners Ltd., Series 2020-5A-D (3 Month LIBOR USD + 3.40%, 3.40% Floor)	3.64	% (a)	01/15/2033	1,002,532
1,000,000	OHA Credit Funding Ltd., Series 2016-13A-DR (3 Month LIBOR USD + 3.20%, 3.20% Floor)	3.46	% (a)	10/25/2034	969,845
2,000,000	OHA Credit Funding Ltd., Series 2018-1A-D (3 Month LIBOR USD + 3.05%, 3.05% Floor)	3.30	% (a)	10/20/2030	1,959,362
5,000,000	Race Point Ltd., Series 2013-8A-DR2 (3 Month LIBOR USD + 3.50%, 3.50% Floor)	3.98	% (a)	02/20/2030	4,948,223
3,500,000	Sound Point Ltd., Series 2016-2A-DR (3 Month LIBOR USD + 3.85%, 3.85% Floor)	4.10	% (a)	10/20/2028	3,496,286
9,000,000	Sound Point Ltd., Series 2016-3A-DR (3 Month LIBOR USD + 3.65%, 3.65% Floor)	3.91	% (a)	01/23/2029	9,033,779
7,000,000	Sound Point Ltd., Series 2019-2A-DR (3 Month LIBOR USD + 3.30%, 3.30% Floor)	3.54	% (a)	07/15/2034	6,909,215
7,000,000	Sound Point Ltd., Series 2019-3A-DR (3 Month LIBOR USD + 3.50%, 3.50% Floor)	3.76	% (a)	10/25/2034	6,951,102
2,000,000	Sound Point Ltd., Series 2020-1A-DR (3 Month LIBOR USD + 3.35%, 3.35% Floor)	3.60	% (a)	07/20/2034	1,993,634
4,000,000	Sound Point Ltd., Series 2020-3A-D (3 Month LIBOR USD + 3.65%, 3.65% Floor)	3.91	% (a)	01/25/2032	3,974,056
1,250,000	Sound Point Ltd., Series 2021-3A-D (3 Month LIBOR USD + 3.25%, 3.25% Floor)	3.38	% (a)	10/25/2034	1,243,735
1,000,000	Sound Point Ltd., Series 2021-4A-D (3 Month LIBOR USD + 3.40%, 3.40% Floor)	3.52	% (a)	10/25/2034	993,333
10,000,000	Stewart Park Ltd., Series 2015-1A-DR (3 Month LIBOR USD + 2.60%, 2.60% Floor)	2.84	% (a)	01/15/2030	9,606,982
3,000,000	Symphony Ltd., Series 2015-16A-DR (3 Month LIBOR USD + 3.05%, 3.05% Floor)	3.29	% (a)	10/15/2031	3,004,590
2,500,000	Symphony Ltd., Series 2016-17A-DR (3 Month LIBOR USD + 2.65%)	2.89	% (a)	04/15/2028	2,493,817
10,000,000	Trimaran CAVU LLC, Series 2021-3A-D (3 Month LIBOR USD + 3.78%, 3.78% Floor)	3.88	% (a)	01/18/2035	10,002,037
1,000,000	Upland Ltd., Series 2016-1A-CR (3 Month LIBOR USD + 2.90%)	3.15	% (a)	04/20/2031	988,989
2,000,000	Venture Ltd., Series 2013-14A-BRR (3 Month LIBOR USD + 1.55%, 1.55% Floor)	2.06	% (a)	08/28/2029	1,982,599
2,000,000	Venture Ltd., Series 2014-18A-BR (3 Month LIBOR USD + 1.65%)	1.89	% (a)	10/15/2029	1,975,461
1,000,000	Verde Ltd., Series 2019-1A-DR (3 Month LIBOR USD + 3.25%, 3.25% Floor)	3.49	% (a)	04/15/2032	994,735
3,000,000	Voya Ltd., Series 2014-1A-CR2 (3 Month LIBOR USD + 2.80%)	3.04	% (a)	04/18/2031	2,781,116
3,000,000	Voya Ltd., Series 2017-3A-CR (3 Month LIBOR USD + 3.15%)	3.40	% (a)	04/20/2034	2,911,933
4,000,000	Voya Ltd., Series 2018-2A-D (3 Month LIBOR USD + 2.75%, 2.75% Floor)	2.99	% (a)	07/15/2031	3,875,920
5,000,000	Wellfleet Ltd., Series 2019-XA-A1R (3 Month LIBOR USD + 1.17%)	1.42	% (a)	07/20/2032	4,966,701
2,250,000	Wind River Ltd., Series 2014-1A-DRR (3 Month LIBOR USD + 3.00%, 3.00% Floor)	3.24	% (a)	07/18/2031	2,199,696
1,000,000	Wind River Ltd., Series 2014-2A-ER (3 Month LIBOR USD + 5.75%, 5.75% Floor)	5.99	% (a)	01/15/2031	924,255
4,000,000	Wind River Ltd., Series 2014-3A-DR2 (3 Month LIBOR USD + 3.40%, 3.40% Floor)	3.66	% (a)	10/22/2031	3,890,264
3,000,000	Wind River Ltd., Series 2016-1A-DR (3 Month LIBOR USD + 2.85%)	3.09	% (a)	07/15/2028	2,987,560
3,000,000	Wind River Ltd., Series 2017-1A-DR (3 Month LIBOR USD + 3.72%, 3.72% Floor)	3.96	% (a)	04/18/2036	2,981,288
5,000,000	Wind River Ltd., Series 2017-3A-DR (3 Month LIBOR USD + 3.85%, 3.85% Floor)	4.09	% (a)	04/15/2035	4,928,552
4,000,000	Wind River Ltd., Series 2018-1A-D (3 Month LIBOR USD + 2.90%)	3.14	% (a)	07/15/2030	3,915,710
2,500,000	Wind River Ltd., Series 2018-2A-D (3 Month LIBOR USD + 3.00%)	3.24	% (a)	07/15/2030	2,445,977
3,000,000	Wind River Ltd., Series 2018-3A-D (3 Month LIBOR USD + 2.95%, 2.95% Floor)	3.20	% (a)	01/20/2031	2,958,483

Total Collateralized Loan Obligations (Cost $382,003,444)					377,022,124

Foreign Corporate Bonds - 6.3%
3,136,000	Adani International Container Terminal Pvt Ltd.	3.00%		02/16/2031	2,806,930
1,470,000	Adani International Container Terminal Pvt Ltd.	3.00	% (a)	02/16/2031	1,315,748
1,650,000	Adani Ports & Special Economic Zone Ltd.	4.00%		07/30/2027	1,602,411
214,000	Adani Ports & Special Economic Zone Ltd.	4.20%		08/04/2027	208,845
1,700,000	Adani Ports & Special Economic Zone Ltd.	4.38%		07/03/2029	1,635,635
700,000	Adani Ports & Special Economic Zone Ltd.	3.10%		02/02/2031	603,349
17,240,000	AerCap Global Aviation Trust	3.40%		10/29/2033	15,486,827
4,500,000	AES Andres B.V.	5.70	% (a)	05/04/2028	4,264,807
3,200,000	AI Candelaria Spain SLU	5.75	% (a)	06/15/2033	2,753,968
800,000	Altice Financing S.A.	5.00	% (a)	01/15/2028	718,540
1,305,000	Altice France S.A.	6.00	% (a)	02/15/2028	1,128,153
2,100,000	Altice France S.A.	5.13	% (a)	07/15/2029	1,884,960
1,660,000	Altice France S.A.	5.50	% (a)	10/15/2029	1,491,742
4,060,000	Anheuser-Busch InBev Worldwide, Inc.	4.90%		02/01/2046	4,521,798
10,665,000	Anheuser-Busch InBev Worldwide, Inc.	4.60%		04/15/2048	11,548,483
340,000	ARD Finance S.A. (7.25% PIK)	6.50	% (a)	06/30/2027	311,505
18,447,000	Australia & New Zealand Banking Group Ltd. (5 Year CMT Rate + 1.70%)	2.57	% (a)	11/25/2035	16,121,671
1,803,428	Avation Capital S.A. (9.00% PIK)	8.25	% (a)	10/31/2026	1,540,316
12,030,000	Avolon Holdings Funding Ltd.	3.25	% (a)	02/15/2027	11,334,289
2,400,000	Banco Davivienda S.A. (10 Year CMT Rate + 5.10%)	6.65	% (a)(e)	04/22/2031	2,216,760
1,500,000	Banco de Credito del Peru (5 Year CMT Rate + 3.00%)	3.13	% (a)	07/01/2030	1,413,637
2,600,000	Banco de Credito del Peru (5 Year CMT Rate + 3.00%)	3.13%		07/01/2030	2,450,305
920,000	Banco Internacional del Peru S.A.A. (3 Month LIBOR USD + 5.76%)	6.63%		03/19/2029	946,524
1,500,000	Banco Internacional del Peru S.A.A. Interbank (1 Year CMT Rate + 3.71%)	4.00%		07/08/2030	1,443,638
7,253,000	Banco Macro S.A. (5 Year Swap Rate USD + 5.46%)	6.64%		11/04/2026	6,010,561
547,000	Banco Macro S.A. (5 Year Swap Rate USD + 5.46%)	6.64	% (a)	11/04/2026	453,299
4,000,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.35%)	7.63	% (e)	01/10/2028	4,026,420
300,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.47%)	7.50	% (e)	06/27/2029	294,726
2,521,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.47%)	7.50	% (a)(e)	06/27/2029	2,476,681
4,400,000	Bangkok Bank PCL (5 Year CMT Rate + 4.73%)	5.00	% (e)	09/23/2025	4,345,660
11,291,000	Bank of Montreal (5 Year Swap Rate USD + 1.43%)	3.80%		12/15/2032	11,173,649
14,610,000	Barclays PLC (3 Month LIBOR USD + 1.38%)	1.84%		05/16/2024	14,683,239
16,720,000	BAT Capital Corporation	3.46%		09/06/2029	15,760,610
1,775,000	Bell Telephone Company of Canada	3.65%		08/15/2052	1,701,789
15,355,000	BNP Paribas S.A. (Secured Overnight Financing Rate + 1.51%)	3.05	% (a)	01/13/2031	14,390,743
13,405,000	BOC Aviation Ltd. (3 Month LIBOR USD + 1.13%)	2.09	% (a)	09/26/2023	13,420,778
1,205,000	Bombardier, Inc.	7.88	% (a)	04/15/2027	1,181,177
9,055,000	BPCE S.A.	1.00	% (a)	01/20/2026	8,314,291
1,200,000	C&W Senior Financing	6.88%		09/15/2027	1,193,112
4,000,000	CAP S.A.	3.90%		04/27/2031	3,632,020
2,100,000	CAP S.A.	3.90	% (a)	04/27/2031	1,906,810
5,965,000	CCL Industries, Inc.	3.05	% (a)	06/01/2030	5,609,017
5,000,000	Chile Electricity PEC SpA	0.00	% (a)	01/25/2028	3,783,625
4,325,000	CI Financial Corporation	4.10%		06/15/2051	3,829,199
11,855,000	Commonwealth Bank of Australia	4.32	% (a)	01/10/2048	11,852,895
1,900,000	Cosan Overseas Ltd.	8.25	% (e)	05/05/2022	1,905,862
5,400,000	Credito Real S.A.B. de C.V. (5 Year CMT Rate + 7.03%)	9.13	% (e)(g)	11/29/2022	256,554
5,700,000	DBS Group Holdings Ltd. (5 Year CMT Rate + 1.10%)	1.82%		03/10/2031	5,328,531
250,000	DBS Group Holdings Ltd. (5 Year CMT Rate + 1.92%)	3.30	% (e)	02/27/2025	243,656
8,860,000	Deutsche Bank AG (Secured Overnight Financing Rate + 1.22%)	2.31%		11/16/2027	8,132,628
1,215,472	Digicel Group Ltd. (5.00% + 3.00% PIK)	8.00	% (a)	04/01/2025	1,068,655
1,689,176	Digicel Group Ltd. (7.00% PIK)	7.00	% (a)(e)	04/18/2022	1,355,099
4,600,000	Docuformas SAPI de C.V.	10.25	% (a)	07/24/2024	3,032,113
1,750,000	Ecopetrol S.A.	4.63%		11/02/2031	1,586,209
900,000	Ecopetrol S.A.	5.88%		05/28/2045	790,173
9,200,000	Ecopetrol S.A.	5.88%		11/02/2051	7,842,678
2,060,000	eG Global Finance PLC	8.50	% (a)	10/30/2025	2,112,272
2,852,640	Empresa Electrica Cochrane SpA	5.50%		05/14/2027	2,746,479
8,500,000	Empresa Electrica Guacolda S.A.	4.56%		04/30/2025	2,890,000
5,900,000	Empresas Publicas de Medellin ESP	4.25%		07/18/2029	5,263,685
3,400,000	Empresas Publicas de Medellin ESP	4.38%		02/15/2031	2,934,353
7,155,000	Enbridge, Inc.	3.40%		08/01/2051	6,367,647
2,500,000	Engie Energia Chile S.A.	3.40%		01/28/2030	2,305,413
3,600,000	Equate Petrochemical B.V.	2.63%		04/28/2028	3,343,500
973,228	Fenix Power Peru S.A.	4.32%		09/20/2027	950,557
861,120	Fideicomiso P.A. Pacifico Tres	8.25%		01/15/2035	893,033
400,000	Freeport-McMoRan, Inc.	4.38%		08/01/2028	401,926
7,040,000	Freeport-McMoRan, Inc.	5.45%		03/15/2043	7,897,472
5,400,000	Galaxy Pipeline Assets Bidco Ltd.	2.16	% (a)	03/31/2034	4,985,770
8,300,000	Galaxy Pipeline Assets Bidco Ltd.	2.63%		03/31/2036	7,462,363
2,800,000	Galaxy Pipeline Assets Bidco Ltd.	2.94%		09/30/2040	2,535,943
2,050,000	Garda World Security Corporation	4.63	% (a)	02/15/2027	1,969,056
1,450,000	Garda World Security Corporation	6.00	% (a)	06/01/2029	1,305,319
1,585,000	GCB Intelsat Jackson Escrow	0.00	% (c)	08/01/2023	—
1,080,000	GFL Environmental, Inc.	4.00	% (a)	08/01/2028	994,761
1,600,000	Gilex Holding SARL	8.50	% (a)	05/02/2023	1,587,440
2,613,000	Gilex Holding SARL	8.50%		05/02/2023	2,592,488
7,983,000	Glencore Funding LLC	1.63	% (a)	04/27/2026	7,383,179
5,680,000	Glencore Funding LLC	3.38	% (a)	09/23/2051	4,794,067
4,976,000	Gran Tierra Energy International Holdings Ltd.	6.25%		02/15/2025	4,614,319
300,000	Gran Tierra Energy International Holdings Ltd.	6.25	% (a)	02/15/2025	278,195
3,500,000	Gran Tierra Energy, Inc.	7.75	% (a)	05/23/2027	3,241,298
3,310,000	Grifols Escrow Issuer S.A.	4.75	% (a)	10/15/2028	3,120,023
6,746,454	Grupo Idesa S.A. de C.V. (10.38% PIK)	10.13	% (a)	05/22/2026	4,385,195
18,130,000	HSBC Holdings PLC (3 Month LIBOR USD + 1.38%)	2.18%		09/12/2026	18,358,727
710,000	Intelligent Packaging Ltd.	6.00	% (a)	09/15/2028	701,125
1,425,000	Intelsat Jackson Holdings S.A.	6.50	% (a)	03/15/2030	1,425,000
2,096,680	Interoceanica Finance Ltd.	0.00%		11/30/2025	1,981,363
1,192,690	Invepar Holdings	0.00	% (c)(f)	12/30/2028	—
3,000,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.45%)	3.88%		04/15/2031	2,847,390
1,254,500	JSW Hydro Energy Ltd.	4.13	% (a)	05/18/2031	1,169,276
5,644,000	Kasikornbank PCL (5 Year CMT Rate + 4.94%)	5.28	% (e)	10/14/2025	5,615,893
2,900,000	Korea Development Bank	1.63%		01/19/2031	2,574,404
5,200,000	Korea Development Bank	2.00%		10/25/2031	4,690,211
3,700,000	Korea East-West Power Company Ltd.	1.75%		05/06/2025	3,548,198
500,000	Korea East-West Power Company Ltd.	1.75	% (a)	05/06/2025	479,486
3,045,000	Kronos Acquisition Holdings, Inc.	5.00	% (a)	12/31/2026	2,815,255
1,595,000	Kronos Acquisition Holdings, Inc.	7.00	% (a)	12/31/2027	1,351,037
4,300,000	KT Corporation	2.50%		07/18/2026	4,192,591
2,100,000	KT Corporation	1.38%		01/21/2027	1,933,868
950,000	LG Chem Ltd.	2.38	% (a)	07/07/2031	857,482
1,974,700	Lima Metro Finance Ltd.	5.88%		07/05/2034	2,121,697
14,590,000	Lloyds Banking Group PLC (3 Month LIBOR USD + 1.21%)	3.57%		11/07/2028	14,269,087
6,276,240	LLPL Capital Pte Ltd.	6.88	% (a)	02/04/2039	6,293,060
19,415,000	Macquarie Group Ltd. (Secured Overnight Financing Rate + 1.53%)	2.87	% (a)	01/14/2033	17,271,477
1,340,000	Mattamy Group Corporation	4.63	% (a)	03/01/2030	1,261,148
400,000	MC Brazil Downstream Trading SARL	7.25%		06/30/2031	368,562
1,450,000	MEG Energy Corporation	7.13	% (a)	02/01/2027	1,520,086
280,000	MEG Energy Corporation	5.88	% (a)	02/01/2029	284,383
3,200,000	Mercury Chile Holdco LLC	6.50	% (a)	01/24/2027	3,066,928
180,000	Millicom International Cellular S.A.	5.13%		01/15/2028	179,604
6,100,000	Minejesa Capital B.V.	4.63%		08/10/2030	5,810,250
6,600,000	Minejesa Capital B.V.	5.63%		08/10/2037	6,023,721
15,650,000	Mitsubishi UFJ Financial Group, Inc.	1.41%		07/17/2025	14,678,673
200,000	Movida Europe S.A.	5.25%		02/08/2031	179,529
10,635,000	National Australia Bank Ltd.	2.99	% (a)	05/21/2031	9,668,084
9,780,000	NatWest Markets PLC	0.80	% (a)	08/12/2024	9,214,435
6,460,000	NBN Company Ltd.	1.45	% (a)	05/05/2026	5,985,246
300,000	NongHyup Bank	1.25	% (a)	07/20/2025	282,792
7,930,000	NXP Funding LLC	3.88	% (a)	06/18/2026	7,965,976
4,800,000	Oleoducto Central S.A.	4.00%		07/14/2027	4,529,904
628,000	Orazul Energy Egenor S en C por A	5.63%		04/28/2027	602,635
5,100,000	Oversea-Chinese Banking Corporation Ltd. (5 Year CMT Rate + 1.58%)	1.83	% (a)	09/10/2030	4,810,626
1,900,000	Oversea-Chinese Banking Corporation Ltd. (5 Year CMT Rate + 1.58%)	1.83%		09/10/2030	1,792,194
200,000	Pampa Energia S.A.	7.50%		01/24/2027	175,800
150,000	Pampa Energia S.A.	9.13%		04/15/2029	133,808
1,300,000	Parkland Corporation	4.50	% (a)	10/01/2029	1,206,920
950,000	Parkland Corporation	4.63	% (a)	05/01/2030	884,939
3,600,000	Petrobras Global Finance B.V.	6.75%		06/03/2050	3,541,878
7,000,000	Petrobras Global Finance B.V.	5.50%		06/10/2051	6,016,640
2,691,000	Petroleos del Peru S.A.	4.75%		06/19/2032	2,414,836
400,000	Petroleos del Peru S.A.	5.63%		06/19/2047	336,760
800,000	Petronas Capital Ltd.	2.48%		01/28/2032	746,253
1,030,000	Primo Water Holdings, Inc.	4.38	% (a)	04/30/2029	933,587
2,700,000	PSA Treasury Pte Ltd.	2.25%		04/30/2030	2,548,919
8,300,000	Qatar Energy	2.25%		07/12/2031	7,656,534
3,700,000	Reliance Industries Ltd.	2.88%		01/12/2032	3,398,748
17,635,000	Renesas Electronics Corporation	2.17	% (a)	11/25/2026	16,440,504
300,000	SA Global Sukuk Ltd.	2.69	% (a)	06/17/2031	284,582
1,010,000	Seaspan Corporation	5.50	% (a)	08/01/2029	946,426
3,850,000	Shinhan Financial Group Company Ltd. (5 Year CMT Rate + 2.06%)	2.88	% (a)(e)	05/12/2026	3,519,093
200,000	Simpar Europe S.A.	5.20%		01/26/2031	179,570
1,200,000	SingTel Group Treasury Pte Ltd.	1.88%		06/10/2030	1,089,267
9,829,971	Stoneway Capital Corporation	10.00	% (f)	03/01/2027	2,838,404
1,840,000	Superior Plus LP	4.50	% (a)	03/15/2029	1,731,100
600,000	Suzano Austria GmbH	3.13%		01/15/2032	532,554
350,000	Sydney Airport Finance Company Pty Ltd.	3.63	% (a)	04/28/2026	351,689
300,000	Telefonica Moviles Chile S.A.	3.54	% (a)	11/18/2031	279,446
790,000	Telesat LLC	4.88	% (a)	06/01/2027	577,194
794,000	Telesat LLC	6.50	% (a)	10/15/2027	390,053
8,800,000	Temasek Financial Ltd.	1.00	% (a)	10/06/2030	7,553,784
1,600,000	Temasek Financial Ltd.	1.00%		10/06/2030	1,373,415
738,000	Tervita Corporation	11.00	% (a)	12/01/2025	836,840
1,000,000	Titan Acquisition Ltd.	7.75	% (a)	04/15/2026	995,150
2,300,000	TK Elevator US Newco, Inc.	5.25	% (a)	07/15/2027	2,277,529
5,000,000	TransCanada PipeLines Ltd.	4.25%		05/15/2028	5,202,256
500,000	Transelec S.A.	3.88%		01/12/2029	509,555
9,491,000	TSMC Global Ltd.	1.25	% (a)	04/23/2026	8,786,768
961,917	UEP Penonome S.A.	6.50%		10/01/2038	915,567
4,905,777	UEP Penonome S.A.	6.50	% (a)	10/01/2038	4,669,392
13,100,000	Unifin Financiera S.A.B. de C.V. (5 Year CMT Rate + 6.31%)	8.88	% (e)	01/29/2025	4,782,810
500,000	United Overseas Bank Ltd. (5 Year CMT Rate + 1.52%)	1.75%		03/16/2031	466,088
6,000,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 1.79%)	3.88	% (e)	10/19/2023	5,964,600
5,600,000	Vedanta Resources Finance PLC	9.25	% (a)	04/23/2026	4,842,936
7,200,000	Vedanta Resources Ltd.	6.13%		08/09/2024	6,309,000
685,000	Virgin Media Finance PLC	5.00	% (a)	07/15/2030	647,942
8,230,000	Volkswagen Group of America Finance LLC	4.25	% (a)	11/13/2023	8,387,031
10,570,000	Weir Group PLC	2.20	% (a)	05/13/2026	9,886,451
9,885,000	Westpac Banking Corporation (5 Year CMT Rate + 1.53%)	3.02%		11/18/2036	8,799,622

Total Foreign Corporate Bonds (Cost $728,826,758)					655,772,696

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations - 1.6%
1,000,000	Abu Dhabi Government International Bond	3.88%		04/16/2050	1,049,461
8,200,000	Brazilian Government International Bond	3.75%		09/12/2031	7,412,800
5,700,000	Brazilian Government International Bond	5.63%		02/21/2047	5,407,248
200,000	Chile Government International Bond	2.55%		01/27/2032	188,424
500,000	Chile Government International Bond	2.55%		07/27/2033	456,430
2,000,000	Chile Government International Bond	3.10%		05/07/2041	1,764,520
3,000,000	Chile Government International Bond	3.50%		01/25/2050	2,753,820
11,900,000	Chile Government International Bond	3.10%		01/22/2061	9,829,995
4,700,000	Colombia Government International Bond	3.13%		04/15/2031	3,985,600
3,700,000	Colombia Government International Bond	3.25%		04/22/2032	3,098,269
2,500,000	Colombia Government International Bond	5.00%		06/15/2045	2,113,400
11,150,000	Colombia Government International Bond	4.13%		05/15/2051	8,439,658
4,100,000	Dominican Republic International Bond	4.88	% (a)	09/23/2032	3,720,791
1,100,000	Dominican Republic International Bond	6.00	% (a)	02/22/2033	1,077,736
1,200,000	Indonesia Government International Bond	2.15%		07/28/2031	1,110,000
10,200,000	Indonesia Government International Bond	3.70%		10/30/2049	9,855,140
500,000	Korea International Bond	2.75%		01/19/2027	498,955
350,000	Malaysia Wakala Sukuk BHD	2.07%		04/28/2031	328,790
650,000	Malaysia Wakala Sukuk BHD	2.07	% (a)	04/28/2031	610,611
5,114,000	Mexico Government International Bond	4.15%		03/28/2027	5,384,351
17,340,000	Mexico Government International Bond	3.75%		01/11/2028	17,672,494
3,900,000	Mexico Government International Bond	2.66%		05/24/2031	3,561,480
12,700,000	Mexico Government International Bond	4.28%		08/14/2041	11,870,309
2,300,000	Mexico Government International Bond	4.35%		01/15/2047	2,132,077
3,000,000	Mexico Government International Bond	4.40%		02/12/2052	2,761,785
6,500,000	Panama Government International Bond	2.25%		09/29/2032	5,757,765
4,700,000	Panama Government International Bond	4.30%		04/29/2053	4,529,531
1,900,000	Panama Government International Bond	4.50%		04/01/2056	1,864,052
5,800,000	Panama Government International Bond	3.87%		07/23/2060	5,095,358
2,500,000	Perusahaan Penerbit SBSN Indonesia III	3.80%		06/23/2050	2,446,875
4,950,000	Philippine Government International Bond	1.65%		06/10/2031	4,413,667
2,000,000	Philippine Government International Bond	3.70%		03/01/2041	1,946,700
6,500,000	Philippine Government International Bond	3.70%		02/02/2042	6,292,698
3,100,000	Philippine Government International Bond	2.95%		05/05/2045	2,689,693
1,800,000	Philippine Government International Bond	2.65%		12/10/2045	1,483,074
3,200,000	Republic of South Africa Government Bond	4.30%		10/12/2028	3,100,771
12,000,000	Saudi Government International Bond	3.45%		02/02/2061	10,667,496
5,000,000	Temasek Financial I Ltd.	1.63%		08/02/2031	4,468,283

Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $175,858,676)					161,840,107

Municipal Bonds - 0.1%
4,430,000	State of California	7.55%		04/01/2039	6,576,223

Total Municipal Bonds (Cost $6,319,261)					6,576,223

Non-Agency Commercial Mortgage Backed Obligations - 7.1%
5,000,000	Alen Mortgage Trust, Series 2021-ACEN-D (1 Month LIBOR USD + 3.10%, 3.10% Floor)	3.50	% (a)	04/15/2034	4,901,296
22,775,500	Arbor Multifamily Mortgage Securities Trust, Series 2021-MF2-XB	0.75	% (a)(b)(g)	06/15/2054	1,402,846
12,071,000	Atrium Hotel Portfolio Trust, Series 2018-ATRM-D (1 Month LIBOR USD + 2.30%, 2.30% Floor)	2.70	% (a)	06/15/2035	11,735,803
2,638,666	BAMLL Commercial Mortgage Securities Trust, Series 2016-ISQ-C	3.61	% (a)(b)	08/14/2034	2,492,504
1,790,000	Banc of America Commercial Mortgage Trust, Series 2015-UBS7-B	4.36	% (b)	09/15/2048	1,741,408
5,515,000	Banc of America Commercial Mortgage Trust, Series 2015-UBS7-C	4.36	% (b)	09/15/2048	5,169,457
4,932,331	BANK, Series 2017-BNK8-XA	0.72	% (b)(g)	11/15/2050	165,068
1,857,000	BANK, Series 2018-BN10-C	4.16	% (b)	02/15/2061	1,809,816
1,005,000	BANK, Series 2020-BN28-AS	2.14%		03/15/2063	901,843
3,109,000	BANK, Series 2021-BN37-C	3.11	% (b)	11/15/2064	2,809,016
11,034,000	BANK, Series 2022-BNK39-AS	3.18%		02/15/2055	10,645,741
2,682,000	BANK, Series 2022-BNK39-E	2.50	% (a)	02/15/2055	1,965,905
4,598,000	Benchmark Mortgage Trust, Series 2020-B18-AGNF	4.14	% (a)	07/15/2053	4,122,683
4,549,000	Benchmark Mortgage Trust, Series 2020-B19-AS	2.15%		09/15/2053	4,073,089
1,091,000	Benchmark Mortgage Trust, Series 2020-B19-C	3.21%		09/15/2053	996,901
90,443,580	Benchmark Mortgage Trust, Series 2021-B28-XA	1.29	% (b)(g)	08/15/2054	7,891,564
10,350,000	Benchmark Mortgage Trust, Series 2022-B32-AS	3.41	% (b)	01/15/2055	10,241,391
14,507,000	BX Commercial Mortgage Trust, Series 2021-21M-H (1 Month LIBOR USD + 4.01%, 4.01% Floor)	4.41	% (a)	10/15/2036	14,079,431
14,685,000	BX Commercial Mortgage Trust, Series 2021-VOLT-F (1 Month LIBOR USD + 2.40%, 2.40% Floor)	2.80	% (a)	09/15/2036	14,209,384
14,272,495	BX Commercial Mortgage Trust, Series 2021-XL2-E (1 Month LIBOR USD + 1.85%, 1.85% Floor)	2.24	% (a)	10/15/2038	13,948,697
3,400,000	BX Trust, Series 2017-SLCT-F (1 Month LIBOR USD + 4.25%, 4.25% Floor)	4.65	% (a)	07/15/2034	3,374,470
1,547,929	BX Trust, Series 2018-EXCL-B (1 Month LIBOR USD + 1.33%, 1.33% Floor)	1.72	% (a)	09/15/2037	1,498,565
11,798,000	BX Trust, Series 2019-OC11-E	4.08	% (a)(b)	12/09/2041	10,291,919
4,955,000	CD Commercial Mortgage Trust, Series 2017-CD4-C	4.35	% (b)	05/10/2050	4,818,029
69,311,642	CFCRE Commercial Mortgage Trust, Series 2016-C3-XA	0.99	% (b)(g)	01/10/2048	2,196,181
3,267,000	CFCRE Commercial Mortgage Trust, Series 2017-C8-B	4.20	% (b)	06/15/2050	3,253,459
5,247,373	Citigroup Commercial Mortgage Trust, Series 2012-GC8-XA	1.72	% (a)(b)(g)	09/10/2045	5,960
1,898,500	Citigroup Commercial Mortgage Trust, Series 2015-GC27-D	4.42	% (a)(b)	02/10/2048	1,758,886
3,504,822	Citigroup Commercial Mortgage Trust, Series 2015-GC27-XA	1.33	% (b)(g)	02/10/2048	107,062
4,470,000	Citigroup Commercial Mortgage Trust, Series 2016-GC36-D	2.85	% (a)	02/10/2049	3,041,041
37,451,880	Citigroup Commercial Mortgage Trust, Series 2016-P3-XA	1.66	% (b)(g)	04/15/2049	1,751,475
39,976,797	Citigroup Commercial Mortgage Trust, Series 2016-P4-XA	1.90	% (b)(g)	07/10/2049	2,530,575
67,986,047	Citigroup Commercial Mortgage Trust, Series 2016-P5-XA	1.38	% (b)(g)	10/10/2049	3,402,471
13,720,000	Citigroup Commercial Mortgage Trust, Series 2017-C4-B	4.10	% (b)	10/12/2050	13,593,927
4,534,000	Citigroup Commercial Mortgage Trust, Series 2019-GC41-B	3.20%		08/10/2056	4,262,087
8,478,000	Citigroup Commercial Mortgage Trust, Series 2020-555-F	3.50	% (a)(b)	12/10/2041	7,077,677
7,003,000	Citigroup Commercial Mortgage Trust, Series 2020-555-G	3.50	% (a)(b)	12/10/2041	5,178,644
1,815,000	Commercial Mortgage Pass-Through Certificates, Series 2014-CR16-B	4.58%		04/10/2047	1,827,098
3,325,000	Commercial Mortgage Pass-Through Certificates, Series 2015-CR25-B	4.53	% (b)	08/10/2048	3,349,083
53,634,181	Commercial Mortgage Pass-Through Certificates, Series 2015-CR26-XA	0.92	% (b)(g)	10/10/2048	1,391,576
4,310,000	Commercial Mortgage Pass-Through Certificates, Series 2015-LC21-C	4.33	% (b)	07/10/2048	4,248,521
5,997,000	Commercial Mortgage Pass-Through Certificates, Series 2016-CR28-C	4.64	% (b)	02/10/2049	5,963,185
46,382,502	Commercial Mortgage Pass-Through Certificates, Series 2016-DC2-XA	0.95	% (b)(g)	02/10/2049	1,373,293
17,344,904	Commercial Mortgage Pass-Through Trust, Series 2012-CR3-XA	1.82	% (b)(g)	10/15/2045	48,033
2,855,000	Commercial Mortgage Pass-Through Trust, Series 2015-LC23-C	4.61	% (b)	10/10/2048	2,819,535
6,771,200	Core Mortgage Trust, Series 2019-CORE-E (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.30	% (a)	12/15/2031	6,475,802
1,651,200	Core Mortgage Trust, Series 2019-CORE-F (1 Month LIBOR USD + 2.35%, 2.35% Floor)	2.75	% (a)	12/15/2031	1,586,866
5,597,000	CSAIL Commercial Mortgage Trust, Series 2015-C4-C	4.56	% (b)	11/15/2048	5,487,833
3,461,000	CSAIL Commercial Mortgage Trust, Series 2016-C6-D	4.92	% (a)(b)	01/15/2049	3,036,986
36,995,460	CSAIL Commercial Mortgage Trust, Series 2016-C6-XA	1.87	% (b)(g)	01/15/2049	2,246,005
11,488,000	CSAIL Commercial Mortgage Trust, Series 2018-C14-C	4.92	% (b)	11/15/2051	11,134,773
400,000	CSAIL Commercial Mortgage Trust, Series 2018-CX12-B	4.61	% (b)	08/15/2051	407,721
3,800,000	CSAIL Commercial Mortgage Trust, Series 2018-CX12-C	4.74	% (b)	08/15/2051	3,817,175
9,269,000	CSAIL Commercial Mortgage Trust, Series 2019-C16-B	3.88%		06/15/2052	8,974,478
63,174,924	CSAIL Commercial Mortgage Trust, Series 2020-C19-XA	1.11	% (b)(g)	03/15/2053	4,423,363
4,359,000	CSMC Trust, Series 2017-CHOP-E (1 Month LIBOR USD + 3.30%, 3.30% Floor)	3.70	% (a)	07/15/2032	4,157,677
6,269,000	CSMC Trust, Series 2020-NET-C	3.53	% (a)	08/15/2037	6,046,906
7,968,667	CSMC Trust, Series 2021-B33-B	3.64	% (a)(b)	10/10/2043	7,475,405
3,731,000	CSMC Trust, Series 2021-B33-C	3.64	% (a)(b)	10/10/2043	3,244,553
186,000	DBGS Mortgage Trust, Series 2018-5BP-F (1 Month LIBOR USD + 2.60%, 2.45% Floor)	3.00	% (a)	06/15/2033	171,896
4,475,000	DBJPM Mortgage Trust, Series 2016-C1-C	3.33	% (b)	05/10/2049	4,039,477
52,645,485	DBJPM Mortgage Trust, Series 2016-C1-XA	1.38	% (b)(g)	05/10/2049	2,255,622
5,000,000	DOLP Trust, Series 2021-NYC-D	3.70	% (a)(b)	05/10/2041	4,451,589
5,000,000	DOLP Trust, Series 2021-NYC-E	3.70	% (a)(b)	05/10/2041	4,246,663
5,535,000	Grace Trust, Series 2020-GRCE-D	2.68	% (a)(b)	12/10/2040	4,778,816
4,000,000	Great Wolf Trust, Series 2019-WOLF-F (1 Month LIBOR USD + 3.13%, 3.13% Floor)	3.53	% (a)	12/15/2036	3,821,624
2,588,000	GS Mortgage Securities Corporation Trust, Series 2018-RIVR-C (1 Month LIBOR USD + 1.25%, 1.25% Floor)	1.65	% (a)	07/15/2035	2,491,791
469,576	GS Mortgage Securities Trust, Series 2011-GC5-XA	0.00	% (a)(b)(g)	08/10/2044	5
6,484,000	GS Mortgage Securities Trust, Series 2014-GC26-D	4.52	% (a)(b)	11/10/2047	4,635,583
7,055,000	GS Mortgage Securities Trust, Series 2015-GC32-B	4.41	% (b)	07/10/2048	7,056,212
93,770,602	GS Mortgage Securities Trust, Series 2015-GS1-XA	0.76	% (b)(g)	11/10/2048	2,264,860
4,854,000	GS Mortgage Securities Trust, Series 2016-GS2-B	3.76	% (b)	05/10/2049	4,727,988
1,825,000	GS Mortgage Securities Trust, Series 2016-GS2-C	4.71	% (b)	05/10/2049	1,816,811
45,336,348	GS Mortgage Securities Trust, Series 2016-GS2-XA	1.74	% (b)(g)	05/10/2049	2,587,146
5,801,000	GS Mortgage Securities Trust, Series 2017-GS6-B	3.87%		05/10/2050	5,748,951
4,224,000	GS Mortgage Securities Trust, Series 2021-IP-E (1 Month LIBOR USD + 3.55%, 3.55% Floor)	3.95	% (a)	10/15/2036	4,123,343
10,766,484	HPLY Trust, Series 2019-HIT-F (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.55	% (a)	11/15/2036	10,307,703
11,640,991	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2012-C8-XA	1.71	% (b)(g)	10/15/2045	19,119
1,471,643	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2012-CBX-XA	0.78	% (b)(g)	06/15/2045	1,081
53,546,684	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2015-JP1-XA	0.89	% (b)(g)	01/15/2049	1,563,986
2,837,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2-B	3.46%		08/15/2049	2,708,875
6,690,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-BCON-E	3.76	% (a)(b)	01/05/2031	6,626,891
1,000,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-COR4-C	4.94	% (b)	03/10/2052	1,009,590
7,958,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2020-LOOP-E	3.86	% (a)(b)	12/05/2038	7,026,234
37,957,117	JPMBB Commercial Mortgage Securities Trust, Series 2014-C18-XA	0.77	% (b)(g)	02/15/2047	420,762
3,000,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C21-C	4.64	% (b)	08/15/2047	2,917,024
2,766,125	JPMBB Commercial Mortgage Securities Trust, Series 2014-C23-C	4.48	% (b)	09/15/2047	2,689,466
8,204,658	JPMBB Commercial Mortgage Securities Trust, Series 2014-C23-D	3.98	% (a)(b)	09/15/2047	7,629,075
3,766,500	JPMBB Commercial Mortgage Securities Trust, Series 2014-C25-C	4.44	% (b)	11/15/2047	3,486,144
42,938,445	JPMBB Commercial Mortgage Securities Trust, Series 2014-C25-XA	0.82	% (b)(g)	11/15/2047	770,938
1,684,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C27-B	3.90%		02/15/2048	1,647,812
12,131,110	JPMBB Commercial Mortgage Securities Trust, Series 2015-C27-D	3.80	% (a)(b)	02/15/2048	10,361,037
1,846,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C28-B	3.99%		10/15/2048	1,802,492
4,987,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C29-C	4.20	% (b)	05/15/2048	4,610,428
52,884,646	JPMBB Commercial Mortgage Securities Trust, Series 2015-C30-XA	0.49	% (b)(g)	07/15/2048	735,499
42,293,237	JPMBB Commercial Mortgage Securities Trust, Series 2015-C31-XA	0.82	% (b)(g)	08/15/2048	990,296
4,138,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C32-C	4.65	% (b)	11/15/2048	3,351,540
6,470,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C33-C	4.61	% (b)	12/15/2048	6,327,544
1,447,000	JPMBB Commercial Mortgage Securities Trust, Series 2016-C1-C	4.73	% (b)	03/17/2049	1,440,594
50,475,748	JPMBB Commercial Mortgage Securities Trust, Series 2016-C2-XA	1.55	% (b)(g)	06/15/2049	2,179,533
7,675,000	JPMDB Commercial Mortgage Securities Trust, Series 2016-C2-AS	3.48%		06/15/2049	7,432,271
79,174	LB-UBS Commercial Mortgage Trust, Series 2006-C7-XCL	0.05	% (a)(b)(g)	11/15/2038	14
63,852	LB-UBS Commercial Mortgage Trust, Series 2006-C7-XW	0.05	% (a)(b)(g)	11/15/2038	11
5,425,000	LSTAR Commercial Mortgage Trust, Series 2016-4-C	4.59	% (a)(b)	03/10/2049	5,321,412
8,418,000	Med Trust, Series 2021-MDLN-D (1 Month LIBOR USD + 2.00%, 2.00% Floor)	2.40	% (a)	11/15/2038	8,254,349
7,825,000	MHC Commercial Mortgage Trust, Series 2021-MHC-F (1 Month LIBOR USD + 2.60%, 2.60% Floor)	3.00	% (a)	04/15/2038	7,654,513
4,500,000	MKT Mortgage Trust, Series 2020-525M-F	2.94	% (a)(b)	02/12/2040	3,410,328
952,659	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5-XA	1.31	% (a)(b)(g)	08/15/2045	625
2,500,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C17-C	4.47	% (b)	08/15/2047	2,466,854
3,000,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18-C	4.49	% (b)	10/15/2047	2,925,310
1,508,500	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19-C	4.00%		12/15/2047	1,476,557
1,406,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20-B	4.16%		02/15/2048	1,400,950
3,620,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20-C	4.45	% (b)	02/15/2048	3,531,359
30,241,910	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20-XA	1.26	% (b)(g)	02/15/2048	783,135
75,089,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C23-XB	0.14	% (a)(b)(g)	07/15/2050	431,341
2,957,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25-C	4.53	% (b)	10/15/2048	2,922,248
44,941,394	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C30-XA	1.36	% (b)(g)	09/15/2049	2,131,494
6,364,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C33-B	4.11%		05/15/2050	6,271,609
5,238,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C34-D	2.70	% (a)	11/15/2052	4,199,821
27,614,308	Morgan Stanley Capital Trust, Series 2016-UB11-XA	1.50	% (b)(g)	08/15/2049	1,304,931
4,533,000	Morgan Stanley Capital Trust, Series 2017-ASHF-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.55	% (a)	11/15/2034	4,359,504
2,183,000	Morgan Stanley Capital Trust, Series 2017-ASHF-F (1 Month LIBOR USD + 4.35%, 4.35% Floor)	4.75	% (a)	11/15/2034	1,984,984
3,999,000	Morgan Stanley Capital, Series 2017-HR2-C	4.22	% (b)	12/15/2050	3,850,500
2,108,000	Natixis Commercial Mortgage Securities Trust, Series 2018-FL1-C (1 Month LIBOR USD + 2.20%, 2.20% Floor)	2.60	% (a)	06/15/2035	1,921,544
4,539,000	SG Commercial Mortgage Securities Trust, Series 2016-C5-B	3.93%		10/10/2048	4,345,953
48,878,829	SG Commercial Mortgage Securities Trust, Series 2016-C5-XA	1.90	% (b)(g)	10/10/2048	2,630,414
10,336,000	SLG Office Trust, Series 2021-OVA-E	2.85	% (a)	07/15/2041	8,882,794
9,660,000	SLG Office Trust, Series 2021-OVA-F	2.85	% (a)	07/15/2041	7,898,100
36,929,000	Structured Adjustable Rate Mortgage Loan Trust, Series JPM-4199-DUS	2.46	% (b)	02/08/2052	35,544,163
5,910,000	TPGI Trust, Series 2021-DGWD-G (1 Month LIBOR USD + 3.85%, 3.85% Floor)	4.25	% (a)	06/15/2026	5,758,609
14,286,792	TTAN, Series 2021-MHC-F (1 Month LIBOR USD + 2.90%, 2.90% Floor)	3.30	% (a)	03/15/2038	13,760,634
8,911,000	UBS Commercial Mortgage Trust, Series 2017-C1-B	4.04%		06/15/2050	8,784,706
11,933,000	UBS Commercial Mortgage Trust, Series 2017-C2-B	3.99	% (b)	08/15/2050	11,760,452
2,491,000	UBS Commercial Mortgage Trust, Series 2017-C6-B	4.15	% (b)	12/15/2050	2,480,721
1,450,000	UBS Commercial Mortgage Trust, Series 2017-C7-B	4.29	% (b)	12/15/2050	1,461,003
6,958,000	UBS Commercial Mortgage Trust, Series 2017-C7-C	4.58	% (b)	12/15/2050	6,874,172
559,000	UBS Commercial Mortgage Trust, Series 2018-C10-C	5.09	% (b)	05/15/2051	556,183
7,293,000	UBS Commercial Mortgage Trust, Series 2018-C11-C	4.91	% (b)	06/15/2051	7,042,978
2,896,000	UBS Commercial Mortgage Trust, Series 2018-C12-C	4.96	% (b)	08/15/2051	2,783,708
7,138,710	UBS-Barclays Commercial Mortgage Trust, Series 2012-C3-XA	1.81	% (a)(b)(g)	08/10/2049	20,461
3,513,520	UBS-Barclays Commercial Mortgage Trust, Series 2013-C5-B	3.65	% (a)(b)	03/10/2046	3,469,165
7,795,924	UBS-Barclays Commercial Mortgage Trust, Series 2013-C5-C	4.07	% (a)(b)	03/10/2046	7,476,786
1,374,000	UBS-Barclays Commercial Mortgage Trust, Series 2013-C5-D	4.07	% (a)(b)	03/10/2046	1,052,184
262,670	Wachovia Bank Commercial Mortgage Trust, Series 2006-C29-IO	0.00	% (b)(g)	11/15/2048	76
4,582,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C28-C	4.08	% (b)	05/15/2048	4,505,301
4,891,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C31-C	4.60	% (b)	11/15/2048	4,731,973
39,415,424	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1-XA	1.08	% (b)(g)	05/15/2048	1,011,187
4,207,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS3-C	4.50	% (b)	09/15/2057	4,146,815
9,135,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS4-C	4.18	% (b)	12/15/2048	9,123,836
55,373,268	Wells Fargo Commercial Mortgage Trust, Series 2015-P2-XA	0.96	% (b)(g)	12/15/2048	1,676,780
4,650,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C32-C	4.72	% (b)	01/15/2059	4,530,485
4,483,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C33-C	3.90%		03/15/2059	4,324,160
7,687,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C35-B	3.44%		07/15/2048	7,376,182
1,564,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C37-C	4.49	% (b)	12/15/2049	1,510,910
2,574,000	Wells Fargo Commercial Mortgage Trust, Series 2016-LC25-B	4.34	% (b)	12/15/2059	2,604,808
7,224,000	Wells Fargo Commercial Mortgage Trust, Series 2016-NXS6-B	3.81%		11/15/2049	7,046,270
64,425,849	Wells Fargo Commercial Mortgage Trust, Series 2016-NXS6-XA	1.62	% (b)(g)	11/15/2049	3,276,982
2,638,000	Wells Fargo Commercial Mortgage Trust, Series 2018-C45-C	4.73%		06/15/2051	2,632,751
7,228,000	Wells Fargo Commercial Mortgage Trust, Series 2018-C46-C	4.99	% (b)	08/15/2051	7,345,844
12,408,000	Wells Fargo Commercial Mortgage Trust, Series 2018-C47-C	4.93	% (b)	09/15/2061	11,988,946
6,546,000	Wells Fargo Commercial Mortgage Trust, Series 2018-C48-C	5.14	% (b)	01/15/2052	6,669,349
20,980,491	Wells Fargo Commercial Mortgage Trust, Series 2019-C49-XA	1.27	% (b)(g)	03/15/2052	1,409,012
10,776,000	Wells Fargo Commercial Mortgage Trust, Series 2019-C50-C	4.35%		05/15/2052	9,756,446
5,460,000	Wells Fargo Commercial Mortgage Trust, Series 2020-C55-B	3.14%		02/15/2053	5,107,727
5,510,000	Wells Fargo Commercial Mortgage Trust, Series 2020-C58-B	2.70%		07/15/2053	5,018,690
119,802,721	Wells Fargo Commercial Mortgage Trust, Series 2021-C59-XA	1.55	% (b)(g)	04/15/2054	12,037,071
2,436,000	Wells Fargo Commercial Mortgage Trust, Series 2021-C61-C	3.31%		11/15/2054	2,253,405
10,947,356	WF-RBS Commercial Mortgage Trust, Series 2012-C9-XA	1.85	% (a)(b)(g)	11/15/2045	33,660
61,378,036	WF-RBS Commercial Mortgage Trust, Series 2014-C21-XA	1.02	% (b)(g)	08/15/2047	1,151,378
44,634,151	WF-RBS Commercial Mortgage Trust, Series 2014-C22-XA	0.79	% (b)(g)	09/15/2057	677,587

Total Non-Agency Commercial Mortgage Backed Obligations (Cost $836,865,817)					741,390,659

Non-Agency Residential Collateralized Mortgage Obligations - 9.5%
6,757,219	Adjustable Rate Mortgage Trust, Series 2007-1-4A1	4.33	% (b)	03/25/2037	5,292,753
20,451	Adjustable Rate Mortgage Trust, Series 2007-3-1A1	3.61	% (a)(b)	11/25/2037	22,063
4,332,379	Ajax Mortgage Loan Trust, Series 2020-A-A	2.38	% (a)(m)	12/25/2059	4,254,280
1,140,345	Ajax Mortgage Loan Trust, Series 2020-D-A	2.25	% (a)(m)	06/25/2060	1,105,781
5,000,000	AlphaFlow Transitional Mortgage Trust, Series 2021-WL1-A1	3.28	% (a)(m)	01/25/2026	4,918,557
3,100,000	AMSR Trust, Series 2019-SFR1-E	3.47	% (a)	01/19/2039	2,876,435
10,000,000	AMSR Trust, Series 2021-SFR1-F	3.60	% (a)(b)	06/17/2038	8,887,981
3,000,000	AMSR Trust, Series 2021-SFR2-E1	2.48	% (a)	08/17/2038	2,721,935
2,500,000	AMSR Trust, Series 2021-SFR2-E2	2.58	% (a)	08/17/2038	2,260,125
4,500,000	AMSR Trust, Series 2021-SFR2-F1	3.28	% (a)	08/17/2038	4,101,647
2,000,000	AMSR Trust, Series 2021-SFR2-F2	3.67	% (a)	08/17/2038	1,825,335
655,564	Angel Oak Mortgage Trust LLC, Series 2018-3-A1	3.65	% (a)(b)	09/25/2048	654,375
933,105	Angel Oak Mortgage Trust LLC, Series 2018-3-A2	3.75	% (a)(b)	09/25/2048	930,270
887,878	Angel Oak Mortgage Trust LLC, Series 2018-3-A3	3.85	% (a)(b)	09/25/2048	884,728
11,559,689	Argent Securities Trust, Series 2006-M1-A2C (1 Month LIBOR USD + 0.30%, 0.30% Floor)	0.76%		07/25/2036	4,523,131
14,719,713	Argent Securities Trust, Series 2006-M1-A2D (1 Month LIBOR USD + 0.48%, 0.48% Floor)	0.94%		07/25/2036	5,833,678
130,737	Banc of America Funding Corporation, Series 2005-G-A3	2.74	% (b)	10/20/2035	114,326
123,455	Banc of America Funding Corporation, Series 2006-2-6A2	5.50%		03/25/2036	122,415
94,991	Banc of America Funding Corporation, Series 2006-6-1A2	6.25%		08/25/2036	91,854
464,929	Bayview Opportunity Master Fund Trust, Series 2019-SBR1-A1	3.47	% (a)(m)	06/28/2034	466,331
252,723	Bear Stearns Asset Backed Securities Trust, Series 2007-SD1-1A3A	6.50%		10/25/2036	155,283
9,100,000	CAFL Issuer LLC, Series 2021-RTL1-A1	2.24	% (a)(m)	03/28/2029	8,648,762
6,910,583	Carrington Mortgage Loan Trust, Series 2006-NC5-A3 (1 Month LIBOR USD + 0.15%, 0.15% Floor, 14.50% Cap)	0.61%		01/25/2037	6,522,960
1,430,206	Chase Mortgage Finance Trust, Series 2007-A2-6A4	2.76	% (b)	07/25/2037	1,342,141
820,974	Chase Mortgage Finance Trust, Series 2007-S3-2A1	5.50%		05/25/2037	211,887
178,062	CHL Mortgage Pass-Through Trust, Series 2005-28-A7	5.25%		04/25/2022	125,884
447,881	CHL Mortgage Pass-Through Trust, Series 2007-10-A5	6.00%		07/25/2037	289,651
183,801	CHL Mortgage Pass-Through Trust, Series 2007-15-1A16	6.25%		09/25/2037	142,674
459,200	CHL Mortgage Pass-Through Trust, Series 2007-3-A17	6.00%		04/25/2037	298,562
6,953,000	CIM Trust, Series 2020-R2-M2	3.00	% (a)(b)	10/25/2059	6,492,416
28,771	Citicorp Mortgage Securities, Inc., Series 2005-1-1A4	5.50%		02/25/2035	29,190
271,575	Citicorp Residential Mortgage Securities, Inc., Series 2006-2-A5	5.12%		09/25/2036	272,294
104,544	Citigroup Mortgage Loan Trust, Inc., Series 2008-AR4-2A1B	3.04	% (a)(b)	11/25/2038	105,246
4,285,104	Citigroup Mortgage Loan Trust, Series 2007-OPX1-A1A (1 Month LIBOR USD + 0.07%, 0.07% Floor)	0.53%		01/25/2037	2,311,139
7,678,852	Citigroup Mortgage Loan Trust, Series 2009-3-5A3	6.00	% (a)(b)	02/25/2037	7,268,460
30,455,695	Citigroup Mortgage Loan Trust, Series 2019-A-PT1	3.92	% (a)	10/25/2058	27,937,642
3,400,607	Citigroup Mortgage Loan Trust, Series 2019-C-A1	3.23	% (a)(m)	09/25/2059	3,400,747
56,519,505	Citigroup Mortgage Loan Trust, Series 2021-RP2-A1	1.75	% (a)(b)	03/25/2065	54,363,326
5,674,000	Citigroup Mortgage Loan Trust, Series 2021-RP2-M1	3.25	% (a)(b)	03/25/2065	5,522,963
4,752,000	Citigroup Mortgage Loan Trust, Series 2021-RP2-M2	3.40	% (a)(b)	03/25/2065	4,558,520
4,413,000	Citigroup Mortgage Loan Trust, Series 2021-RP2-M3	3.40	% (a)(b)	03/25/2065	4,116,514
12,964,688	Citigroup Mortgage Loan Trust, Series 2021-RP2-PT1	6.57	% (a)(b)	03/25/2065	13,856,165
74,485	CitiMortgage Alternative Loan Trust, Series 2006-A2-A2	6.00%		05/25/2036	71,660
38,321	CitiMortgage Alternative Loan Trust, Series 2006-A5-3A3	6.00%		10/25/2036	35,734
273,895	CitiMortgage Alternative Loan Trust, Series 2007-A1-1A7	6.00%		01/25/2037	266,004
4,257,084	CitiMortgage Alternative Loan Trust, Series 2007-A5-1A10	5.75%		05/25/2037	4,166,616
1,000,000	CoreVest American Finance Trust, Series 2020-4-E	3.38	% (a)	12/15/2052	870,883
747,308	Countrywide Alternative Loan Trust, Series 2004-22CB-1A1	6.00%		10/25/2034	743,992
79,446	Countrywide Alternative Loan Trust, Series 2005-20CB-1A1	5.50%		07/25/2035	71,560
142,367	Countrywide Alternative Loan Trust, Series 2005-28CB-3A6	6.00%		08/25/2035	85,742
14,179,707	Countrywide Alternative Loan Trust, Series 2005-37T1-A5 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 5.50% Cap)	0.91%		09/25/2035	9,164,921
535,396	Countrywide Alternative Loan Trust, Series 2005-46CB-A22	5.25%		10/25/2035	450,341
8,368,238	Countrywide Alternative Loan Trust, Series 2005-49CB-A2	5.50%		11/25/2035	6,678,617
81,825	Countrywide Alternative Loan Trust, Series 2005-J10-1A13 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 5.50% Cap)	1.16%		10/25/2035	57,999
258,095	Countrywide Alternative Loan Trust, Series 2006-26CB-A9	6.50%		09/25/2036	176,158
6,420,747	Countrywide Alternative Loan Trust, Series 2006-42-1A8	6.00%		01/25/2047	4,742,804
1,040,473	Countrywide Alternative Loan Trust, Series 2007-12T1-A1	6.00%		06/25/2037	677,303
1,100,631	Countrywide Alternative Loan Trust, Series 2007-16CB-2A1 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	0.91%		08/25/2037	386,177
318,715	Countrywide Alternative Loan Trust, Series 2007-16CB-2A2 (-8 x 1 Month LIBOR USD + 54.58%, 54.58% Cap)	50.78	% (h)	08/25/2037	586,471
59,054	Countrywide Alternative Loan Trust, Series 2007-17CB-1A10 (-5 x 1 Month LIBOR USD + 29.90%, 29.90% Cap)	27.80	% (h)	08/25/2037	70,157
277,938	Countrywide Alternative Loan Trust, Series 2007-18CB-2A17	6.00%		08/25/2037	201,602
1,435,844	Countrywide Alternative Loan Trust, Series 2007-23CB-A3 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 7.00% Cap)	0.96%		09/25/2037	693,555
1,410,473	Countrywide Alternative Loan Trust, Series 2007-23CB-A4 (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	6.04	% (g)(h)	09/25/2037	371,766
718,047	Countrywide Alternative Loan Trust, Series 2007-4CB-2A1	7.00%		03/25/2037	101,586
6,320,055	Countrywide Alternative Loan Trust, Series 2007-8CB-A1	5.50%		05/25/2037	4,518,919
6,338,997	Countrywide Alternative Loan Trust, Series 2007-OA8-2A1 (1 Month LIBOR USD + 0.36%, 0.36% Floor)	0.82%		06/25/2047	5,099,919
62,448	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-10-5A5	5.50%		11/25/2035	55,362
709,075	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-8-1A3	5.25%		09/25/2035	674,177
3,260,655	Credit Suisse Mortgage Capital Certificates, Series 2009-3R-19A2	6.00	% (a)	01/27/2038	1,941,366
7,867,830	Credit-Based Asset Servicing and Securitization LLC, Series 2007-RP1-A (1 Month LIBOR USD + 0.31%, 0.31% Floor)	0.50	% (a)	05/25/2046	7,239,536
2,364,898	CSMC Mortgage-Backed Trust, Series 2006-4-6A1	6.00%		05/25/2036	1,200,648
31,236	CSMC Mortgage-Backed Trust, Series 2006-4-7A1	5.50%		04/25/2022	26,764
61,763	CSMC Mortgage-Backed Trust, Series 2007-1-3A1	6.00%		04/25/2022	14,183
13,302	CSMC Mortgage-Backed Trust, Series 2007-2-2A1	5.00%		03/25/2037	12,086
883,643	CSMC Trust, Series 2010-4R-3A17	6.00	% (a)(b)	06/26/2037	831,223
34,081,475	CSMC Trust, Series 2020-RPL1-PT1	3.38	% (a)(b)	10/25/2069	33,263,009
9,035,400	CSMC Trust, Series 2020-RPL4-M1	2.50	% (a)	01/25/2060	8,487,773
4,801,576	CSMC Trust, Series 2021-JR1-A1	2.47	% (a)(b)	09/27/2066	4,628,072
5,352,852	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2005-6-2A1	5.50%		12/25/2035	5,157,750
5,290,826	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2005-AR2-2A1	2.77	% (b)	10/25/2035	4,971,953
455,806	Deutsche Mortgage Securities, Inc., Series 2006-PR1-3A1 (-1 x 1 Month LIBOR USD + 12.12%, 12.12% Cap)	11.57	% (a)(h)	04/15/2036	447,300
66,750	Deutsche Mortgage Securities, Inc., Series 2006-PR1-4AI2 (-2 x 1 Month LIBOR USD + 14.60%, 14.61% Cap)	13.85	% (a)(h)	04/15/2036	66,431
875,313	Deutsche Mortgage Securities, Inc., Series 2006-PR1-5AI4 (-1 x 1 Month LIBOR USD + 12.12%, 12.12% Cap)	11.57	% (a)(h)	04/15/2036	849,233
15,984,000	First Franklin Mortgage Loan Trust, Series 2006-FF15-A6 (1 Month LIBOR USD + 0.31%, 0.31% Floor)	0.77%		11/25/2036	14,763,941
11,800,976	First Franklin Mortgage Loan Trust, Series 2007-FF2-A1 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	0.60%		03/25/2037	7,782,608
221,587	First Horizon Alternative Mortgage Securities Trust, Series 2006-FA2-1A5	6.00%		05/25/2036	130,756
2,801,353	First Horizon Alternative Mortgage Securities Trust, Series 2006-FA8-1A1	6.25%		02/25/2037	1,655,483
41,729	First Horizon Alternative Mortgage Securities Trust, Series 2006-RE1-A1	5.50	% (b)	05/25/2035	32,000
16,440,000	FMC GMSR Issuer Trust, Series 2021-GT2-A	3.85	% (a)(b)	10/25/2026	15,246,999
6,944,000	GCAT LLC, Series 2021-NQM6-M1	3.41	% (a)(b)	08/25/2066	6,537,200
1,689,007	GMACM Mortgage Loan Trust, Series 2006-J1-A6	5.75%		04/25/2036	1,623,392
7,546,000	GS Mortgage-Backed Securities Trust, Series 2020-NQM1-M1	3.29	% (a)(b)	09/27/2060	7,230,454
14,134	GSAA Home Equity Trust, Series 2005-7-AF5	5.11%		05/25/2035	13,907
972,803	GSAA Home Equity Trust, Series 2007-10-A1A	6.00%		11/25/2037	733,115
947,964	GSAA Home Equity Trust, Series 2007-10-A2A	6.50%		11/25/2037	541,634
1,625,106	GSR Mortgage Loan Trust, Series 2006-3F-4A1	6.00%		03/25/2036	1,555,016
22,970,629	GSR Mortgage Loan Trust, Series 2006-OA1-1A1 (1 Month LIBOR USD + 0.44%, 0.44% Floor)	0.90%		08/25/2046	6,962,600
125,545	GSR Mortgage Loan Trust, Series 2007-1F-2A2	5.50%		01/25/2037	217,709
12,063,397	HarborView Mortgage Loan Trust, Series 2005-7-2A1 (1 Month LIBOR USD + 0.57%, 0.57% Floor, 11.00% Cap)	1.02%		06/19/2045	8,760,883
2,755,736	Home Partners of America Trust, Series 2021-1-D	2.48	% (a)	09/17/2041	2,518,846
1,266,704	Home Partners of America Trust, Series 2021-1-E	2.58	% (a)	09/17/2041	1,143,408
1,425,509	Home Partners of America Trust, Series 2021-1-F	3.33	% (a)	09/17/2041	1,282,563
5,250,000	Homeward Opportunities Fund Trust, Series 2020-2-M1	3.90	% (a)(b)	05/25/2065	5,108,745
8,961,223	Homeward Opportunities Fund Trust, Series 2020-BPL1-A1	3.23	% (a)(m)	08/25/2025	8,771,568
23,472,158	HSI Asset Securitization Corporation, Series 2006-HE1-1A1 (1 Month LIBOR USD + 0.28%, 0.28% Floor)	0.74%		10/25/2036	9,478,724
10,943,558	HSI Asset Securitization Corporation, Series 2007-NC1-A3 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	0.64%		04/25/2037	8,362,070
29,569,780	Impac Secured Assets Trust, Series 2006-5-1A1C (1 Month LIBOR USD + 0.54%, 0.54% Floor, 11.50% Cap)	1.00%		02/25/2037	28,483,836
2,728,000	Imperial Fund Mortgage Trust, Series 2021-NQM4-M1	3.45	% (a)(b)	01/25/2057	2,492,086
1,656,717	IndyMac IMSC Mortgage Loan Trust, Series 2007-HOA1-A11 (1 Month LIBOR USD + 0.36%, 0.36% Floor)	0.82%		07/25/2047	1,276,138
1,647,498	IndyMac IMSC Mortgage Loan Trust, Series 2007-HOA1-A24 (1 Month LIBOR USD + 0.62%, 0.62% Floor)	1.08%		07/25/2047	1,361,133
3,152,400	JP Morgan Alternative Loan Trust, Series 2005-A2-1M1 (1 Month LIBOR USD + 0.69%, 0.69% Floor, 11.50% Cap)	1.15%		01/25/2036	3,034,316
109,638	JP Morgan Alternative Loan Trust, Series 2006-S2-A4	6.69	% (o)	05/25/2036	109,990
3,609,322	JP Morgan Alternative Loan Trust, Series 2006-S3-A4	6.81%		08/25/2036	3,495,798
52,878	JP Morgan Alternative Loan Trust, Series 2006-S3-A6	6.62%		08/25/2036	51,824
55,298	JP Morgan Alternative Loan Trust, Series 2006-S4-A6	6.21%		12/25/2036	54,825
14,707,084	JP Morgan Mortgage Acquisition Trust, Series 2006-WMC2-A5 (1 Month LIBOR USD + 0.50%, 0.50% Floor)	0.96%		07/25/2036	8,375,727
17,654,273	JP Morgan Mortgage Acquisition Trust, Series 2006-WMC3-A4 (1 Month LIBOR USD + 0.30%, 0.30% Floor)	0.76%		08/25/2036	13,979,160
14,305,271	JP Morgan Mortgage Acquisition Trust, Series 2006-WMC4-A5 (1 Month LIBOR USD + 0.21%, 0.21% Floor)	0.67%		12/25/2036	8,869,879
2,542,265	JP Morgan Mortgage Trust, Series 2006-S1-2A9	6.50%		04/25/2036	2,587,898
168,533	JP Morgan Mortgage Trust, Series 2007-S3-1A7	6.00%		08/25/2037	112,835
914,934	Legacy Mortgage Asset Trust, Series 2019-GS5-A1	3.20	% (a)(m)	05/25/2059	915,262
26,320,684	Legacy Mortgage Asset Trust, Series 2019-RPL3-PT1	0.00	% (a)	06/25/2058	26,040,474
7,000,000	Legacy Mortgage Asset Trust, Series 2021-GS3-A2	3.25	% (a)(m)	07/25/2061	6,569,083
404,984	Lehman Mortgage Trust, Series 2006-3-1A5	6.00%		07/25/2036	268,430
27,987	Lehman Mortgage Trust, Series 2006-9-1A19 (-5 x 1 Month LIBOR USD + 30.68%, 30.68% Cap)	28.58	% (h)	01/25/2037	36,276
526,450	Lehman Mortgage Trust, Series 2007-10-2A1	6.50%		01/25/2038	250,571
100,407	Lehman Mortgage Trust, Series 2007-2-1A1	5.75%		02/25/2037	88,633
3,891,309	Lehman Trust, Series 2005-9N-1A1 (1 Month LIBOR USD + 0.27%, 0.27% Floor)	0.73%		02/25/2036	3,744,311
5,021,135	Lehman Trust, Series 2007-1-1A2 (1 Month LIBOR USD + 0.32%, 0.32% Floor)	0.78%		02/25/2037	5,028,929
10,494,605	Lehman Trust, Series 2007-15N-3A1 (1 Month LIBOR USD + 0.25%, 0.25% Floor)	0.71%		08/25/2047	9,615,822
10,751,057	Lehman Trust, Series 2007-3-2A3 (1 Month LIBOR USD + 0.48%, 0.48% Floor)	0.94%		03/25/2037	10,634,009
4,200,000	LHOME Mortgage Trust, Series 2021-RTL1-A2	2.86	% (a)(b)	09/25/2026	3,965,348
36,439,742	Long Beach Mortgage Loan Trust, Series 2006-2-2A3 (1 Month LIBOR USD + 0.38%, 0.38% Floor)	0.84%		03/25/2046	16,677,978
13,833,800	Long Beach Mortgage Loan Trust, Series 2006-3-2A3 (1 Month LIBOR USD + 0.36%, 0.36% Floor)	0.82%		05/25/2046	5,491,926
16,337,108	Long Beach Mortgage Loan Trust, Series 2006-6-2A3 (1 Month LIBOR USD + 0.30%, 0.30% Floor)	0.76%		07/25/2036	7,916,781
75,475	MASTR Alternative Loans Trust, Series 2005-2-3A1	6.00%		03/25/2035	75,648
5,136,053	MASTR Alternative Loans Trust, Series 2006-1-A5	6.00%		02/25/2036	3,386,654
33,848	MASTR Alternative Loans Trust, Series 2007-1-2A7	6.00%		10/25/2036	14,801
13,145,182	MASTR Asset Backed Securities Trust, Series 2005-NC2-A3 (1 Month LIBOR USD + 0.50%, 0.50% Floor)	0.96%		11/25/2035	9,229,870
840,321	MASTR Asset Securitization Trust, Series 2006-2-1A11 (1 Month LIBOR USD + 6.00%, 6.00% Floor)	6.00%		06/25/2036	676,091
1,736,480	Merrill Lynch Alternative Note Asset Trust, Series 2007-F1-2A8	6.00%		03/25/2037	921,848
9,807,708	Merrill Lynch Alternative Note Asset Trust, Series 2007-OAR4-A1 (1 Month LIBOR USD + 0.25%, 0.25% Floor)	0.71%		08/25/2037	8,979,033
6,486,850	Merrill Lynch Mortgage Investors Trust, Series 2007-MLN1-A1 (1 Month LIBOR USD + 0.25%, 0.25% Floor)	0.71%		03/25/2037	5,820,802
4,924,355	MFA LLC, Series 2021-NPL1-A1	2.36	% (a)(m)	03/25/2060	4,822,028
8,288,825	Morgan Stanley Capital Trust, Series 2006-HE5-A2C (1 Month LIBOR USD + 0.14%, 0.14% Floor)	0.60%		08/25/2036	5,046,027
19,538	Morgan Stanley Mortgage Loan Trust, Series 2004-1-1A1	5.00%		04/25/2022	18,083
500,915	Morgan Stanley Mortgage Loan Trust, Series 2005-7-7A4	5.50%		11/25/2035	509,386
1,790,041	Morgan Stanley Mortgage Loan Trust, Series 2006-7-3A	5.15	% (b)	06/25/2036	1,419,821
28,407,250	Morgan Stanley Mortgage Loan Trust, Series 2007-2AX-2A2 (1 Month LIBOR USD + 0.32%, 0.32% Floor)	0.78%		12/25/2036	13,801,262
8,352,597	Morgan Stanley Mortgage Loan Trust, Series 2007-7AX-2A1 (1 Month LIBOR USD + 0.24%, 0.24% Floor)	0.70%		04/25/2037	3,090,562
337,325	Morgan Stanley Re-Remic Trust, Series 2010-R6-5C	5.75	% (a)(b)	05/26/2037	313,471
2,936,101	Morgan Stanley Residential Mortgage Loan Trust, Series 2020-RPL1-A1	2.69	% (a)(b)	10/25/2060	2,860,053
6,000,000	New Century Home Equity Loan Trust, Series 2005-B-M2 (1 Month LIBOR USD + 0.74%, 0.74% Floor)	1.19%		10/25/2035	5,217,506
171,895	Nomura Asset Acceptance Corporation, Series 2006-AP1-A2	5.52	% (b)	01/25/2036	68,100
524,411	Nomura Home Equity Loan, Inc., Series 2006-AF1-A2	5.80	% (o)	10/25/2036	163,655
896,363	Nomura Home Equity Loan, Inc., Series 2007-1-1A1	6.06	% (o)	02/25/2037	325,331
8,375,611	NRPL Trust, Series 2019-3A-A1	3.00	% (a)(m)	07/25/2059	8,342,658
5,666,866	NRZ Excess Spread-Collateralized Notes, Series 2020-PLS1-A	3.84	% (a)	12/25/2025	5,522,646
35,887	Option One Mortgage Loan Trust, Series 2004-3-M3 (1 Month LIBOR USD + 0.98%, 0.98% Floor)	1.43%		11/25/2034	35,004
20,354,256	Option One Mortgage Loan Trust, Series 2007-6-1A1 (1 Month LIBOR USD + 0.19%, 0.19% Floor)	0.65%		07/25/2037	18,858,733
2,500,653	PMT Credit Risk Transfer Trust, Series 2019-3R-A (1 Month LIBOR USD + 2.70%, 2.70% Floor)	3.15	% (a)	10/27/2022	2,496,937
5,382,592	PMT Credit Risk Transfer Trust, Series 2020-1R-A (1 Month LIBOR USD + 2.35%, 2.35% Floor)	2.80	% (a)	02/27/2023	5,367,284
15,000,000	PMT Credit Risk Transfer Trust, Series 2021-FT1-A (1 Month LIBOR USD + 3.00%, 3.00% Floor)	3.46	% (a)	03/25/2026	14,747,508
6,517,701	PR Mortgage Loan Trust, Series 2014-1-APT	5.90	% (a)(b)	10/25/2049	6,354,689
8,272,668	Pretium Mortgage Credit Partners LLC, Series 2021-RN2-A1	1.74	% (a)(m)	07/25/2051	7,877,656
3,404,000	Progress Residential Trust, Series 2021-SFR6-E2	2.53	% (a)	07/17/2038	3,014,155
4,666,000	Progress Residential Trust, Series 2021-SFR6-F	3.42	% (a)	07/17/2038	4,241,026
5,100,000	Progress Residential Trust, Series 2021-SFR8-F	3.18	% (a)	10/17/2038	4,539,847
4,246,565	PRPM LLC, Series 2021-7-A1	1.87	% (a)(m)	08/25/2026	4,037,257
2,380,435	PRPM LLC, Series 2021-9-A1	2.36	% (a)(m)	10/25/2026	2,284,712
11,500,000	RAMP Series Trust, Series 2006-NC1-M2 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 14.00% Cap)	1.06%		01/25/2036	10,574,158
7,053,651	RBSGC Mortgage Loan Trust, Series 2005-A-3A	6.00%		04/25/2035	4,143,905
21,479,843	Redwood Funding Trust, Series 2019-1-PT	4.21	% (a)(m)	09/27/2024	21,423,630
155,517	Residential Accredit Loans, Inc., Series 2005-QS14-3A3	6.00%		09/25/2035	150,108
200,086	Residential Accredit Loans, Inc., Series 2006-QS10-A4	5.75%		08/25/2036	190,099
2,183,330	Residential Accredit Loans, Inc., Series 2006-QS10-A9	6.50%		08/25/2036	2,116,182
2,098,359	Residential Accredit Loans, Inc., Series 2006-QS4-A10	6.00%		04/25/2036	1,993,557
416,077	Residential Accredit Loans, Inc., Series 2006-QS6-1A15	6.00%		06/25/2036	395,021
12,944	Residential Accredit Loans, Inc., Series 2006-QS6-2A1	6.00%		04/25/2022	11,419
20,237,179	Residential Accredit Loans, Inc., Series 2007-QH5-AII (1 Month LIBOR USD + 0.46%, 0.46% Floor)	0.92%		06/25/2037	9,387,807
740,190	Residential Accredit Loans, Inc., Series 2007-QS3-A4	6.25%		02/25/2037	690,983
2,657,225	Residential Accredit Loans, Inc., Series 2007-QS9-A33	6.50%		07/25/2037	2,516,882
18,006	Residential Asset Mortgage Products, Inc., Series 2005-RS1-AI5	5.41%		01/25/2035	18,048
167,094	Residential Asset Securitization Trust, Series 2005-A10-A3	5.50%		09/25/2035	107,899
229,891	Residential Asset Securitization Trust, Series 2005-A11-2A4	6.00%		10/25/2035	153,143
1,605,326	Residential Asset Securitization Trust, Series 2006-A6-1A1	6.50%		07/25/2036	688,536
115,139	Residential Asset Securitization Trust, Series 2006-R1-A1 (-4 x 1 Month LIBOR USD + 28.40%, 28.40% Cap)	26.57	% (c)(h)	01/25/2046	141,546
44,847	Residential Funding Mortgage Securities Trust, Series 2006-S10-1A2	6.00%		10/25/2036	42,717
460,866	Residential Funding Mortgage Securities Trust, Series 2007-S2-A4	6.00%		02/25/2037	417,359
353,840	Residential Funding Mortgage Securities Trust, Series 2007-S3-1A4	6.00%		03/25/2037	302,507
5,154,000	Residential Mortgage Loan Trust, Series 2020-1-M1	3.24	% (a)(b)	01/26/2060	4,981,582
7,695,758	Saxon Asset Securities Trust, Series 2005-2-M4 (1 Month LIBOR USD + 0.95%, 0.95% Floor, 11.50% Cap)	1.40%		10/25/2035	5,762,376
20,666,863	Securitized Asset Backed Receivables LLC Trust, Series 2007-HE1-A2C (1 Month LIBOR USD + 0.32%, 0.32% Floor)	0.78%		12/25/2036	6,217,417
26,896,119	Securitized Mortgage Asset Loan Trust, Series 2015-1-PC	3.19	% (a)(b)	02/25/2054	24,689,895
4,142,285	Securitized Mortgage Asset Loan Trust, Series 2015-2-PC	2.63	% (a)(b)	12/26/2059	3,642,032
3,861,376	Securitized Mortgage Asset Loan Trust, Series 2015-3-PC	4.67	% (a)(b)	10/25/2044	3,519,578
4,192,912	Sequoia Mortgage Trust, Series 2007-3-2AA1	2.65	% (b)	07/20/2037	3,692,934
7,268,629	Soundview Home Loan Trust, Series 2007-OPT4-1A1 (1 Month LIBOR USD + 1.00%, 1.00% Floor)	1.46%		09/25/2037	5,967,388
5,910,000	Starwood Mortgage Residential Trust, Series 2020-1-B1	3.73	% (a)(b)	02/25/2050	5,738,037
12,095,734	Structured Asset Investment Loan Trust, Series 2006-BNC3-A1 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	0.64%		09/25/2036	8,481,911
857,161	Structured Asset Securities Corporation, Series 2005-RF1-A (1 Month LIBOR USD + 0.35%, 0.35% Floor)	0.81	% (a)	03/25/2035	820,632
857,161	Structured Asset Securities Corporation, Series 2005-RF1-AIO	4.27	% (a)(b)(g)	03/25/2035	64,597
6,415,116	Toorak Mortgage Corporation Ltd., Series 2019-2-A1	3.72	% (m)	09/25/2022	6,374,327
8,305,396	VCAT LLC, Series 2021-NPL4-A1	1.87	% (a)(m)	08/25/2051	8,035,533
9,310,312	VCAT LLC, Series 2021-NPL6-A1	1.92	% (a)(m)	09/25/2051	8,924,085
10,826,346	Velocity Commercial Capital Loan Trust, Series 2018-1-A	3.59	% (a)	04/25/2048	10,755,033
1,647,166	Velocity Commercial Capital Loan Trust, Series 2018-1-M1	3.91	% (a)	04/25/2048	1,627,871
875,510	Velocity Commercial Capital Loan Trust, Series 2018-1-M2	4.26	% (a)	04/25/2048	862,892
533,731	Velocity Commercial Capital Loan Trust, Series 2018-1-M3	4.41	% (a)	04/25/2048	522,991
6,943,716	Velocity Commercial Capital Loan Trust, Series 2018-2-A	4.05	% (a)(b)	10/26/2048	6,971,556
2,624,320	Velocity Commercial Capital Loan Trust, Series 2019-1-M1	3.94	% (a)(b)	03/25/2049	2,581,913
1,078,167	Velocity Commercial Capital Loan Trust, Series 2019-1-M2	4.01	% (a)(b)	03/25/2049	1,065,774
992,411	Velocity Commercial Capital Loan Trust, Series 2019-1-M3	4.12	% (a)(b)	03/25/2049	971,315
1,594,702	Verus Securitization Trust, Series 2020-NPL1-A1	3.60	% (a)(m)	08/25/2050	1,594,338
4,264,732	VOLT LLC, Series 2021-CF1-A1	1.99	% (a)(m)	08/25/2051	4,166,033
2,152,582	VOLT LLC, Series 2021-CF2-A1	2.49	% (a)(m)	11/27/2051	2,111,190
1,471,928	VOLT LLC, Series 2021-NPL1-A1	1.89	% (a)(m)	02/27/2051	1,430,344
5,055,784	VOLT LLC, Series 2021-NPL5-A1	2.12	% (a)(m)	03/27/2051	4,935,165
4,809,601	VOLT LLC, Series 2021-NPL6-A1	2.24	% (a)(m)	04/25/2051	4,665,475
83,052	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-1-2A	6.00%		03/25/2035	80,056
496,532	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-1-3A1	5.75%		02/25/2036	459,906
1,306,997	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-2-4CB	6.00%		03/25/2036	1,292,595
7,737,679	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-8-A5	4.19	% (o)	10/25/2036	3,663,073
3,438,694	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-8-A6	4.19	% (o)	10/25/2036	1,628,931
5,099,041	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR13-1A (12 Month US Treasury Average + 0.88%, 0.88% Floor)	1.02%		10/25/2046	4,805,825
1,682,639	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR19-2A (11th District Cost of Funds Index + 1.25%, 1.25% Floor)	1.47%		01/25/2047	1,653,679
7,920,668	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-2-1A2	6.00%		04/25/2037	7,684,037
5,555,075	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-2-1A3	6.00%		04/25/2037	5,434,095
830,583	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-3-A6	6.00%		04/25/2037	790,267
59,127	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-5-A11 (-6 x 1 Month LIBOR USD + 39.48%, 39.48% Cap)	36.74	% (h)	06/25/2037	91,385
6,990,800	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-5-A3	7.00%		06/25/2037	5,194,250
5,356,769	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HY7-2A1	2.95	% (b)	07/25/2037	5,324,700
434,535	Wells Fargo Alternative Loan Trust, Series 2007-PA5-1A1	6.25%		11/25/2037	415,684
10,924	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR14-A6	2.62	% (b)	08/25/2035	10,927
430,366	Wells Fargo Mortgage Backed Securities Trust, Series 2006-7-2A1	6.00%		06/25/2036	400,652
25,140	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A1	6.00%		06/25/2037	23,719
5,000,000	ZH Trust, Series 2021-2-A	2.35	% (a)	10/17/2027	4,989,255

Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $1,044,912,657)					987,063,577

US Corporate Bonds - 15.6%
14,671,000	AbbVie, Inc.	4.70%		05/14/2045	15,990,511
1,865,000	Academy Ltd.	6.00	% (a)	11/15/2027	1,911,625
1,330,000	Acrisure LLC	4.25	% (a)	02/15/2029	1,209,901
1,145,000	Acrisure LLC	6.00	% (a)	08/01/2029	1,060,957
2,050,000	Acuris Finance US, Inc.	5.00	% (a)	05/01/2028	1,887,824
2,575,000	AdaptHealth LLC	5.13	% (a)	03/01/2030	2,396,540
1,235,000	Advanced Drainage Systems, Inc.	5.00	% (a)	09/30/2027	1,238,495
930,000	Aethon United Finance Corporation	8.25	% (a)	02/15/2026	966,656
3,245,000	Agree LP	2.60%		06/15/2033	2,864,896
6,270,000	Air Lease Corporation	1.88%		08/15/2026	5,784,928
551,000	Air Methods Corporation	8.00	% (a)	05/15/2025	477,287
8,795,000	Aircastle Ltd.	2.85	% (a)	01/26/2028	7,916,446
5,490,000	Alexandria Real Estate Equities, Inc.	3.00%		05/18/2051	4,636,415
1,285,000	Alliant Holdings Intermediate LLC	6.75	% (a)	10/15/2027	1,271,764
1,120,000	Allied Universal Holdco LLC	6.63	% (a)	07/15/2026	1,134,784
1,450,000	Allied Universal Holdco LLC	9.75	% (a)	07/15/2027	1,500,460
700,000	Allied Universal Holdco LLC	4.63	% (a)	06/01/2028	662,364
465,000	Allied Universal Holdco LLC	4.63	% (a)	06/01/2028	435,263
1,675,000	Allied Universal Holdco LLC	6.00	% (a)	06/01/2029	1,479,862
1,185,000	AMC Entertainment Holdings, Inc.	7.50	% (a)	02/15/2029	1,153,112
2,490,000	American Airlines, Inc.	5.75	% (a)	04/20/2029	2,484,086
2,600,000	American Airlines, Inc.	3.95%		07/11/2030	2,353,420
1,030,000	American Axle & Manufacturing, Inc.	5.00%		10/01/2029	967,551
4,433,000	American Tower Corporation	3.38%		10/15/2026	4,380,648
12,652,000	American Tower Corporation	3.60%		01/15/2028	12,554,043
1,815,000	AmWINS Group, Inc.	4.88	% (a)	06/30/2029	1,744,759
989,000	Antero Midstream Partners LP	5.75	% (a)	03/01/2027	1,008,800
995,000	Antero Resources Corporation	5.38	% (a)	03/01/2030	1,017,646
7,600,000	Anthem, Inc.	2.38%		01/15/2025	7,500,710
1,510,000	APi Escrow Corporation	4.75	% (a)	10/15/2029	1,405,266
9,575,000	Aptiv PLC	3.10%		12/01/2051	7,633,555
405,000	Arches Buyer, Inc.	4.25	% (a)	06/01/2028	378,302
2,385,000	Arconic Corporation	6.13	% (a)	02/15/2028	2,397,402
300,000	Ardagh Packaging Finance, Inc.	5.25	% (a)	04/30/2025	300,114
1,475,000	Ardagh Packaging Finance, Inc.	5.25	% (a)	08/15/2027	1,365,120
8,895,000	Ares Capital Corporation	2.15%		07/15/2026	8,051,003
3,000,000	Ares Capital Corporation	2.88%		06/15/2028	2,661,307
7,320,000	Arrow Electronics, Inc.	3.88%		01/12/2028	7,357,672
1,315,000	Ashton Woods Finance Company	4.63	% (a)	04/01/2030	1,147,982
1,840,000	ASP Unifrax Holdings, Inc.	5.25	% (a)	09/30/2028	1,711,623
160,000	ASP Unifrax Holdings, Inc.	7.50	% (a)	09/30/2029	142,597
2,980,000	AssuredPartners, Inc.	7.00	% (a)	08/15/2025	2,964,966
190,000	AssuredPartners, Inc.	5.63	% (a)	01/15/2029	175,242
355,000	At Home Group, Inc.	4.88	% (a)	07/15/2028	316,665
745,000	At Home Group, Inc.	7.13	% (a)	07/15/2029	645,870
3,910,000	AT&T, Inc.	2.75%		06/01/2031	3,671,564
23,000,000	AT&T, Inc.	3.50%		09/15/2053	20,269,083
4,180,000	AT&T, Inc.	3.55%		09/15/2055	3,700,924
16,900,000	Athene Global Funding (Secured Overnight Financing Rate + 0.56%)	0.77	% (a)	08/19/2024	16,630,555
7,330,000	AutoNation, Inc.	3.85%		03/01/2032	7,106,068
1,285,000	Avaya, Inc.	6.13	% (a)	09/15/2028	1,268,725
14,460,000	Aviation Capital Group LLC	1.95	% (a)	09/20/2026	13,100,421
16,500,000	Bank of America Corporation (5 Year CMT Rate + 1.20%)	2.48%		09/21/2036	14,212,092
6,230,000	Bank of America Corporation (Secured Overnight Financing Rate + 1.21%)	2.57%		10/20/2032	5,670,741
585,000	Bausch Health Companies, Inc.	6.13	% (a)	02/01/2027	589,414
1,620,000	Bausch Health Companies, Inc.	7.00	% (a)	01/15/2028	1,452,937
1,290,000	Bausch Health Companies, Inc.	4.88	% (a)	06/01/2028	1,236,923
490,000	Bausch Health Companies, Inc.	6.25	% (a)	02/15/2029	402,586
510,000	Beacon Roofing Supply, Inc.	4.13	% (a)	05/15/2029	472,084
5,540,000	Berkshire Hathaway Finance Corporation	2.85%		10/15/2050	4,819,256
3,190,000	Berkshire Hathaway Finance Corporation	3.85%		03/15/2052	3,266,085
5,455,000	Berry Global, Inc.	1.65%		01/15/2027	4,977,689
4,185,000	Blackstone Private Credit Fund	2.63	% (a)	12/15/2026	3,772,954
6,550,000	Blackstone Secured Lending Fund	2.85	% (a)	09/30/2028	5,690,204
695,000	Blue Racer Midstream LLC	7.63	% (a)	12/15/2025	728,016
8,549,000	Boeing Company	2.95%		02/01/2030	7,932,361
4,380,000	Boeing Company	3.75%		02/01/2050	3,913,794
7,105,000	Boston Properties LP	3.40%		06/21/2029	7,051,415
125,000	Boxer Parent Company, Inc.	7.13	% (a)	10/02/2025	129,784
2,100,000	Boyne USA, Inc.	4.75	% (a)	05/15/2029	2,018,720
5,690,000	BP Capital Markets America, Inc.	2.94%		06/04/2051	4,880,255
7,565,000	BP Capital Markets America, Inc.	3.00%		03/17/2052	6,551,822
3,065,000	Brighthouse Financial Global Funding	1.00	% (a)	04/12/2024	2,937,647
4,535,000	Brighthouse Financial Global Funding	2.00	% (a)	06/28/2028	4,043,902
8,015,000	Bristol-Myers Squibb Company	4.35%		11/15/2047	8,826,301
12,725,000	Broadcom, Inc.	3.42	% (a)	04/15/2033	11,899,893
13,760,000	Brooklyn Union Gas Company	4.49	% (a)	03/04/2049	13,908,083
1,270,000	Builders FirstSource, Inc.	4.25	% (a)	02/01/2032	1,184,707
1,495,000	Caesars Entertainment, Inc.	4.63	% (a)	10/15/2029	1,399,694
890,000	Calpine Corporation	4.50	% (a)	02/15/2028	869,708
555,000	Calpine Corporation	5.13	% (a)	03/15/2028	529,700
600,000	Calpine Corporation	4.63	% (a)	02/01/2029	553,071
2,650,000	Carnival Corporation	5.75	% (a)	03/01/2027	2,530,750
12,905,000	Carrier Global Corporation	3.38%		04/05/2040	11,763,683
525,000	Carvana Corporation	5.63	% (a)	10/01/2025	495,660
1,754,000	Castle US Holding Corporation	9.50	% (a)	02/15/2028	1,744,800
1,150,000	Catalent Pharma Solutions, Inc.	3.50	% (a)	04/01/2030	1,051,715
2,520,000	CCO Holdings LLC	4.75	% (a)	03/01/2030	2,424,227
1,275,000	CCO Holdings LLC	4.50	% (a)	08/15/2030	1,198,497
1,200,000	CCO Holdings LLC	4.75	% (a)	02/01/2032	1,119,264
1,190,000	CCO Holdings LLC	4.25	% (a)	01/15/2034	1,035,300
1,830,000	Cedar Fair LP	5.25%		07/15/2029	1,805,487
1,520,000	Cengage Learning, Inc.	9.50	% (a)	06/15/2024	1,518,624
660,000	Centene Corporation	3.00%		10/15/2030	607,207
11,620,000	Centene Corporation	2.50%		03/01/2031	10,274,055
1,025,000	Centene Corporation	2.63%		08/01/2031	913,911
1,165,000	Century Communities, Inc.	6.75%		06/01/2027	1,210,627
7,010,000	CF Industries, Inc.	5.38%		03/15/2044	7,895,421
7,981,000	Charter Communications Operating LLC	4.91%		07/23/2025	8,284,106
7,615,000	Charter Communications Operating LLC	3.50%		03/01/2042	6,317,234
1,219,000	Chesapeake Energy Corporation	5.88	% (a)	02/01/2029	1,260,397
8,755,000	Cigna Corporation	4.90%		12/15/2048	9,852,834
18,710,000	Citigroup, Inc. (3 Month LIBOR USD + 1.10%)	1.57%		05/17/2024	18,818,636
3,455,000	Citigroup, Inc. (Secured Overnight Financing Rate + 0.69%)	2.01%		01/25/2026	3,328,628
3,180,000	Citigroup, Inc. (Secured Overnight Financing Rate + 1.28%)	3.07%		02/24/2028	3,100,710
2,015,000	Clarivate Science Holdings Corporation	4.88	% (a)	07/01/2029	1,899,954
460,000	Clean Harbors, Inc.	5.13	% (a)	07/15/2029	462,348
240,000	Clear Channel Outdoor Holdings, Inc.	7.75	% (a)	04/15/2028	241,528
1,635,000	Clear Channel Outdoor Holdings, Inc.	7.50	% (a)	06/01/2029	1,633,414
1,265,000	Clearway Energy Operating LLC	4.75	% (a)	03/15/2028	1,272,647
2,450,000	CNX Midstream Partners LP	4.75	% (a)	04/15/2030	2,297,120
1,210,000	CNX Resources Corporation	6.00	% (a)	01/15/2029	1,223,679
5,625,000	Comcast Corporation	3.95%		10/15/2025	5,813,925
8,115,000	Comcast Corporation	3.40%		04/01/2030	8,231,635
725,000	CommScope Technologies LLC	5.00	% (a)	03/15/2027	631,229
1,500,000	CommScope, Inc.	4.75	% (a)	09/01/2029	1,383,570
1,375,000	Community Health Systems, Inc.	6.00	% (a)	01/15/2029	1,391,775
1,730,000	Community Health Systems, Inc.	6.88	% (a)	04/15/2029	1,702,112
1,205,000	Community Health Systems, Inc.	4.75	% (a)	02/15/2031	1,140,400
1,215,000	Consolidated Communications, Inc.	5.00	% (a)	10/01/2028	1,047,986
6,495,000	Constellation Brands, Inc.	3.15%		08/01/2029	6,280,215
1,935,000	Constellation Brands, Inc.	2.88%		05/01/2030	1,817,842
515,000	Constellation Merger Sub, Inc.	8.50	% (a)	09/15/2025	484,986
6,235,000	Continental Resources, Inc.	2.27	% (a)	11/15/2026	5,829,725
1,243,000	Cornerstone Building Brands, Inc.	6.13	% (a)	01/15/2029	1,155,729
6,395,000	Corporate Office Properties LP	2.90%		12/01/2033	5,653,744
740,000	Coty, Inc.	6.50	% (a)	04/15/2026	736,892
1,240,000	Coty, Inc.	5.00	% (a)	04/15/2026	1,209,725
3,085,000	CQP Holdco LP	5.50	% (a)	06/15/2031	3,034,869
1,945,000	Credit Acceptance Corporation	6.63%		03/15/2026	1,986,526
12,965,000	Crown Castle International Corporation	3.65%		09/01/2027	12,892,983
815,000	Crown Castle International Corporation	3.80%		02/15/2028	815,686
3,059,000	Crown Castle International Corporation	3.30%		07/01/2030	2,929,711
2,940,000	CSC Holdings LLC	5.75	% (a)	01/15/2030	2,621,672
2,325,000	CSI Compressco LP	7.50	% (a)	04/01/2025	2,298,518
15,865,000	CSX Corporation	3.80%		11/01/2046	15,854,406
1,225,000	CVR Nitrogen Finance Corporation	6.13	% (a)	06/15/2028	1,226,654
6,980,000	CVS Health Corporation	5.05%		03/25/2048	7,925,534
522,827	CWT Travel Group, Inc.	8.50	% (a)	11/19/2026	517,599
2,200,000	Dana Financing Ltd.	5.75	% (a)	04/15/2025	2,224,200
410,000	Dana, Inc.	5.38%		11/15/2027	407,981
965,000	Dana, Inc.	5.63%		06/15/2028	976,324
285,000	Dana, Inc.	4.25%		09/01/2030	261,203
950,000	DaVita, Inc.	4.63	% (a)	06/01/2030	888,440
1,427,000	Dealer Tire LLC	8.00	% (a)	02/01/2028	1,432,266
1,035,000	Diamond BC B.V.	4.63	% (a)	10/01/2029	930,889
1,215,000	Diamond Sports Group LLC	5.38	% (a)	08/15/2026	472,319
13,806,000	Dick’s Sporting Goods, Inc.	3.15%		01/15/2032	12,673,082
3,640,000	Dick’s Sporting Goods, Inc.	4.10%		01/15/2052	3,115,733
3,500,000	Digital Realty Trust	3.70%		08/15/2027	3,527,486
3,000,000	Digital Realty Trust	3.60%		07/01/2029	2,989,796
1,515,000	DIRECTV Financing LLC	5.88	% (a)	08/15/2027	1,492,389
18,465,000	Discover Financial Services	4.10%		02/09/2027	18,857,309
1,330,000	DISH DBS Corporation	5.88%		11/15/2024	1,328,490
1,275,000	DISH DBS Corporation	5.75	% (a)	12/01/2028	1,208,859
1,110,000	DISH DBS Corporation	5.13%		06/01/2029	946,719
14,333,000	Dollar Tree, Inc.	4.00%		05/15/2025	14,677,734
1,570,000	Dollar Tree, Inc.	3.38%		12/01/2051	1,353,944
4,400,000	DTE Energy Company	2.95%		03/01/2030	4,202,637
1,265,000	Duke Energy Carolinas LLC	2.85%		03/15/2032	1,224,155
2,095,000	Duke Energy Corporation	3.75%		09/01/2046	1,983,653
9,390,000	Duke Energy Corporation	3.95%		08/15/2047	9,204,080
2,075,000	Dun & Bradstreet Corporation	5.00	% (a)	12/15/2029	1,952,772
1,588,000	East Ohio Gas Company	3.00	% (a)	06/15/2050	1,378,158
1,180,000	EES Finance Corporation	8.13%		05/01/2025	1,191,210
926,000	Embarq Corporation	8.00%		06/01/2036	893,738
1,265,000	Emergent BioSolutions, Inc.	3.88	% (a)	08/15/2028	1,137,146
4,850,000	Enable Midstream Partners LP	4.40%		03/15/2027	4,939,895
8,200,000	Enable Midstream Partners LP	5.00%		05/15/2044	8,054,484
620,000	Encompass Health Corporation	4.50%		02/01/2028	608,747
215,000	Encompass Health Corporation	4.75%		02/01/2030	206,758
1,430,000	Encompass Health Corporation	4.63%		04/01/2031	1,340,990
500,000	Endo Luxembourg Finance Company I SARL	6.00	% (a)	07/15/2023	282,500
1,040,000	Endo Luxembourg Finance Company I SARL	6.13	% (a)	04/01/2029	950,253
900,000	Endurance International Group Holdings, Inc.	6.00	% (a)	02/15/2029	778,118
1,425,000	Energizer Holdings, Inc.	6.50	% (a)	12/31/2027	1,413,614
7,895,000	Energy Transfer LP	4.75%		01/15/2026	8,211,715
3,785,000	Entergy Corporation	2.80%		06/15/2030	3,553,028
1,235,000	EQM Midstream Partners LP	4.75	% (a)	01/15/2031	1,156,590
8,965,000	Equinix, Inc.	1.80%		07/15/2027	8,166,030
2,355,000	EverArc Escrow SARL	5.00	% (a)	10/30/2029	2,156,297
3,954,000	Exelon Corporation	3.40%		04/15/2026	3,972,705
2,330,000	Exelon Corporation	4.10	% (a)	03/15/2052	2,373,514
3,935,000	Expedia Group, Inc.	5.00%		02/15/2026	4,124,199
7,440,000	Expedia Group, Inc.	3.80%		02/15/2028	7,414,840
3,590,000	Expedia Group, Inc.	2.95%		03/15/2031	3,329,725
7,580,000	Exxon Mobil Corporation	4.23%		03/19/2040	8,180,434
6,257,000	FedEx Corporation	4.75%		11/15/2045	6,693,879
990,000	Ferrellgas Escrow LLC	5.38	% (a)	04/01/2026	936,421
2,055,000	Fertitta Entertainment LLC	6.75	% (a)	01/15/2030	1,893,138
1,065,000	First Student Bidco, Inc.	4.00	% (a)	07/31/2029	994,694
9,125,000	Flowserve Corporation	2.80%		01/15/2032	8,086,071
4,065,000	Ford Motor Company	3.25%		02/12/2032	3,637,403
2,900,000	Ford Motor Credit Company LLC	4.39%		01/08/2026	2,896,245
1,200,000	Ford Motor Credit Company LLC	4.95%		05/28/2027	1,221,660
1,670,000	Ford Motor Credit Company LLC	3.63%		06/17/2031	1,511,367
11,703,000	Ford Motor Credit Company LLC (3 Month LIBOR USD + 1.24%)	1.74%		02/15/2023	11,616,081
8,710,000	Fortinet, Inc.	1.00%		03/15/2026	7,937,073
1,610,000	Fortress Transportation and Infrastructure Investors LLC	5.50	% (a)	05/01/2028	1,465,889
390,000	Frontier Communications Holdings LLC	5.88	% (a)	10/15/2027	387,871
800,000	Frontier Communications Holdings LLC	5.00	% (a)	05/01/2028	768,980
100,392	Frontier Communications Holdings LLC	5.88%		11/01/2029	92,047
1,395,000	Frontier Communications Holdings LLC	6.00	% (a)	01/15/2030	1,292,237
2,340,000	Full House Resorts, Inc.	8.25	% (a)	02/15/2028	2,395,388
1,295,000	Gap, Inc.	3.88	% (a)	10/01/2031	1,130,600
1,140,000	GCI LLC	4.75	% (a)	10/15/2028	1,115,102
8,950,000	General Motors Financial Company, Inc.	2.40%		10/15/2028	8,028,055
8,680,000	General Motors Financial Company, Inc.	3.10%		01/12/2032	7,812,332
8,950,000	Georgia Power Company	2.20%		09/15/2024	8,784,376
16,345,000	Georgia Power Company	3.25%		03/15/2051	14,227,439
1,340,000	Glatfelter Corporation	4.75	% (a)	11/15/2029	1,138,183
1,955,000	Global Access, Inc.	5.00	% (a)	07/15/2029	1,854,464
1,846,960	Global Aircraft Leasing Company (7.25% PIK)	6.50	% (a)	09/15/2024	1,680,364
1,035,000	Golden Entertainment, Inc.	7.63	% (a)	04/15/2026	1,079,013
19,318,000	Goldman Sachs Group, Inc. (3 Month LIBOR USD + 1.17%)	1.68%		05/15/2026	19,431,854
5,510,000	Goldman Sachs Group, Inc. (Secured Overnight Financing Rate + 0.82%)	1.08%		09/10/2027	5,374,012
1,760,000	Goodyear Tire & Rubber Company	5.25	% (a)	07/15/2031	1,629,707
615,000	GrafTech Finance, Inc.	4.63	% (a)	12/15/2028	573,079
1,295,000	Griffon Corporation	5.75%		03/01/2028	1,247,292
665,000	Group 1 Automotive, Inc.	4.00	% (a)	08/15/2028	620,033
22,059	Gulfport Energy Corporation	8.00%		05/17/2026	22,726
1,175,971	Gulfport Energy Corporation	8.00	% (a)	05/17/2026	1,211,521
1,695,000	Gulfport Escrow	0.00%		05/15/2025	8,560
3,622,000	Halliburton Company	2.92%		03/01/2030	3,505,765
3,738,000	Halliburton Company	5.00%		11/15/2045	4,068,114
7,230,000	HCA, Inc.	4.13%		06/15/2029	7,379,637
5,405,000	Health Care Service Corporation and Mutual Legal Reserve Company	3.20	% (a)	06/01/2050	4,748,173
2,030,000	Helios Software Holdings, Inc.	4.63	% (a)	05/01/2028	1,871,467
1,095,000	Hertz Corporation	5.00	% (a)	12/01/2029	992,393
1,540,000	Hess Midstream Operations LP	5.63	% (a)	02/15/2026	1,582,319
1,075,000	Hess Midstream Operations LP	5.13	% (a)	06/15/2028	1,076,398
2,370,000	Hess Midstream Operations LP	4.25	% (a)	02/15/2030	2,240,361
985,000	Hexion, Inc.	7.88	% (a)	07/15/2027	1,039,372
1,520,000	H-Food Holdings LLC	8.50	% (a)	06/01/2026	1,463,129
975,000	Hightower Holding LLC	6.75	% (a)	04/15/2029	955,403
1,797,000	Hilcorp Energy LP	6.25	% (a)	11/01/2028	1,809,031
315,000	Hilcorp Energy LP	5.75	% (a)	02/01/2029	315,819
9,115,000	Host Hotels & Resorts LP	2.90%		12/15/2031	8,156,915
16,340,000	Hyundai Capital America	2.65	% (a)	02/10/2025	15,847,788
660,000	Hyundai Capital America	1.80	% (a)	10/15/2025	617,220
1,890,000	IAA, Inc.	5.50	% (a)	06/15/2027	1,897,021
2,405,000	Icahn Enterprises LP	6.25%		05/15/2026	2,456,190
1,300,000	Icahn Enterprises LP	5.25%		05/15/2027	1,278,030
230,000	iHeartCommunications, Inc.	8.38%		05/01/2027	238,096
960,000	iHeartCommunications, Inc.	5.25	% (a)	08/15/2027	950,899
1,875,000	II-VI, Inc.	5.00	% (a)	12/15/2029	1,835,484
6,080,000	Illumina, Inc.	0.55%		03/23/2023	5,967,158
1,600,000	Illuminate Buyer LLC	9.00	% (a)	07/01/2028	1,622,000
1,435,000	Installed Building Products, Inc.	5.75	% (a)	02/01/2028	1,401,708
6,011,000	Invitation Homes Operating Partnership LP	2.70%		01/15/2034	5,269,428
1,380,000	Iron Mountain, Inc.	4.88	% (a)	09/15/2029	1,315,947
850,000	Iron Mountain, Inc.	4.50	% (a)	02/15/2031	786,080
1,000,000	iStar, Inc.	4.75%		10/01/2024	1,009,860
875,000	Jazz Securities DAC	4.38	% (a)	01/15/2029	848,833
2,160,000	JELD-WEN, Inc.	4.63	% (a)	12/15/2025	2,081,570
10,585,000	JP Morgan Chase & Company (Secured Overnight Financing Rate + 2.04%)	2.52%		04/22/2031	9,824,893
5,920,000	JPMorgan Chase & Company (Secured Overnight Financing Rate + 0.92%)	2.60%		02/24/2026	5,810,010
7,185,000	JPMorgan Chase & Company (Secured Overnight Financing Rate + 1.02%)	2.07%		06/01/2029	6,628,073
8,925,000	JPMorgan Chase & Company (Secured Overnight Financing Rate + 1.25%)	2.58%		04/22/2032	8,189,032
8,480,000	JPMorgan Chase & Company (Secured Overnight Financing Rate + 1.26%)	2.96%		01/25/2033	8,003,335
1,415,000	KAR Auction Services, Inc.	5.13	% (a)	06/01/2025	1,434,386
8,207,000	Keurig Dr Pepper, Inc.	3.80%		05/01/2050	7,823,854
10,779,000	Kinder Morgan Energy Partners LP	6.95%		01/15/2038	13,517,467
1,015,000	LBM Acquisition LLC	6.25	% (a)	01/15/2029	951,974
730,000	LD Holdings Group LLC	6.50	% (a)	11/01/2025	685,156
185,000	LD Holdings Group LLC	6.13	% (a)	04/01/2028	164,052
1,300,000	Leeward Renewable Energy Operations LLC	4.25	% (a)	07/01/2029	1,220,954
1,015,000	Legends Hospitality Holding Company LLC	5.00	% (a)	02/01/2026	975,699
530,000	Level 3 Financing, Inc.	3.75	% (a)	07/15/2029	470,370
1,260,000	LFS Topco LLC	5.88	% (a)	10/15/2026	1,182,737
1,320,000	LifePoint Health, Inc.	4.38	% (a)	02/15/2027	1,278,024
895,000	LifePoint Health, Inc.	5.38	% (a)	01/15/2029	847,464
1,061,338	Ligado Networks LLC (15.50% PIK)	15.50	% (a)	11/01/2023	807,869
1,360,000	Lions Gate Capital Holdings LLC	5.50	% (a)	04/15/2029	1,312,441
2,990,000	Live Nation Entertainment, Inc.	5.63	% (a)	03/15/2026	3,049,621
650,000	Live Nation Entertainment, Inc.	6.50	% (a)	05/15/2027	692,946
560,000	Logan Merger Sub, Inc.	5.50	% (a)	09/01/2027	523,729
1,745,000	LSF9 Atlantis Holdings LLC	7.75	% (a)	02/15/2026	1,679,214
1,305,000	Lumen Technologies, Inc.	5.13	% (a)	12/15/2026	1,245,335
1,170,000	Lumen Technologies, Inc.	4.00	% (a)	02/15/2027	1,091,575
1,235,000	M/I Homes, Inc.	4.95%		02/01/2028	1,166,488
1,030,000	Madison IAQ LLC	4.13	% (a)	06/30/2028	950,587
1,010,000	Madison IAQ LLC	5.88	% (a)	06/30/2029	907,874
6,465,000	Magallanes, Inc.	3.76	% (a)	03/15/2027	6,464,016
560,000	Magic Mergeco, Inc.	7.88	% (a)	05/01/2029	480,197
6,129,000	Marathon Petroleum Corporation	5.13%		12/15/2026	6,531,490
8,250,000	Marriott International, Inc.	3.13%		06/15/2026	8,163,779
9,110,000	Marriott International, Inc.	2.75%		10/15/2033	8,057,517
14,980,000	Marvell Technology, Inc.	4.20%		06/22/2023	15,230,471
7,335,000	Massachusetts Mutual Life Insurance Company	3.20	% (a)	12/01/2061	6,027,860
1,085,000	Match Group Holdings LLC	5.00	% (a)	12/15/2027	1,081,685
590,000	Match Group Holdings LLC	4.63	% (a)	06/01/2028	572,583
7,525,000	McDonald’s Corporation	4.45%		03/01/2047	8,105,707
1,530,000	McGraw-Hill Education, Inc.	5.75	% (a)	08/01/2028	1,462,473
2,050,000	Metis Merger Sub LLC	6.50	% (a)	05/15/2029	1,933,376
50,000	Metropolitan Edison Company	4.00	% (a)	04/15/2025	49,802
1,495,000	MGM Resorts International	6.75%		05/01/2025	1,544,866
755,000	MGM Resorts International	5.75%		06/15/2025	775,049
1,550,000	Michaels Companies, Inc.	5.25	% (a)	05/01/2028	1,425,039
795,000	Midwest Gaming Borrower LLC	4.88	% (a)	05/01/2029	734,493
2,625,000	Minerva Merger Sub, Inc.	6.50	% (a)	02/15/2030	2,549,873
600,000	ModivCare Escrow Issuer, Inc.	5.00	% (a)	10/01/2029	560,463
810,000	ModivCare, Inc.	5.88	% (a)	11/15/2025	818,870
5,255,000	Monongahela Power Company	5.40	% (a)	12/15/2043	6,056,663
2,430,000	Morgan Stanley (Secured Overnight Financing Rate + 1.29%)	2.94%		01/21/2033	2,281,598
16,684,000	Morgan Stanley (Secured Overnight Financing Rate + 1.36%)	2.48%		09/16/2036	14,331,892
1,272,000	Moss Creek Resources Holdings, Inc.	7.50	% (a)	01/15/2026	1,169,006
2,025,000	Mozart Debt Merger Sub, Inc.	5.25	% (a)	10/01/2029	1,885,174
786,000	MPH Acquisition Holdings LLC	5.75	% (a)	11/01/2028	711,165
1,250,000	MPLX LP	4.00%		03/15/2028	1,274,010
3,720,000	MPT Operating Partnership LP	5.00%		10/15/2027	3,786,960
940,000	Murphy Oil USA, Inc.	4.75%		09/15/2029	934,061
1,020,000	Nabors Industries Ltd.	7.25	% (a)	01/15/2026	1,021,703
820,000	Nabors Industries, Inc.	7.38	% (a)	05/15/2027	853,161
1,635,000	Nasdaq, Inc.	3.95%		03/07/2052	1,591,088
845,000	National FINL Partners Corporation	4.88	% (a)	08/15/2028	808,593
1,160,000	National FINL Partners Corporation	6.88	% (a)	08/15/2028	1,109,273
1,975,000	Nationstar Mortgage Holdings, Inc.	5.75	% (a)	11/15/2031	1,887,083
955,000	Navient Corporation	5.00%		03/15/2027	911,361
1,935,000	NCL Corporation Ltd.	3.63	% (a)	12/15/2024	1,827,269
1,185,000	NCL Corporation Ltd.	5.88	% (a)	03/15/2026	1,127,326
1,160,000	NCL Corporation Ltd.	5.88	% (a)	02/15/2027	1,144,079
345,000	NESCO Holdings II, Inc.	5.50	% (a)	04/15/2029	339,390
8,088,000	NetApp, Inc.	1.88%		06/22/2025	7,743,412
765,000	Netflix, Inc.	5.38	% (a)	11/15/2029	829,451
550,000	Netflix, Inc.	4.88	% (a)	06/15/2030	587,667
505,000	News Corporation	5.13	% (a)	02/15/2032	508,368
3,500,000	NextEra Energy Capital Holdings, Inc.	2.25%		06/01/2030	3,208,357
1,950,000	NGL Energy Operating LLC	7.50	% (a)	02/01/2026	1,920,643
1,150,000	NGL Energy Partners LP	7.50%		04/15/2026	1,004,715
3,475,000	NGPL PipeCo LLC	3.25	% (a)	07/15/2031	3,249,555
10,425,000	Northrop Grumman Corporation	5.15%		05/01/2040	12,170,715
5,000,000	NRG Energy, Inc.	2.00	% (a)	12/02/2025	4,707,582
1,715,000	NRG Energy, Inc.	3.63	% (a)	02/15/2031	1,510,992
1,650,000	NuStar Logistics LP	6.00%		06/01/2026	1,670,642
1,705,000	Oasis Petroleum, Inc.	6.38	% (a)	06/01/2026	1,749,816
820,000	Occidental Petroleum Corporation	8.00%		07/15/2025	921,762
1,960,000	Occidental Petroleum Corporation	6.63%		09/01/2030	2,251,550
1,675,000	Occidental Petroleum Corporation	6.13%		01/01/2031	1,886,980
650,000	Occidental Petroleum Corporation	6.45%		09/15/2036	764,790
660,000	Occidental Petroleum Corporation	6.60%		03/15/2046	776,896
1,565,000	Office Properties Income Trust	2.65%		06/15/2026	1,433,227
7,295,000	Office Properties Income Trust	2.40%		02/01/2027	6,499,932
1,885,000	Olympus Water US Holding Corporation	4.25	% (a)	10/01/2028	1,715,727
1,100,000	Olympus Water US Holding Corporation	6.25	% (a)	10/01/2029	975,612
850,000	OneMain Finance Corporation	6.88%		03/15/2025	894,710
280,000	OneMain Finance Corporation	7.13%		03/15/2026	299,606
390,000	OneMain Finance Corporation	6.63%		01/15/2028	409,196
825,000	OneMain Finance Corporation	5.38%		11/15/2029	802,940
4,255,000	ONEOK, Inc.	3.40%		09/01/2029	4,096,493
1,485,000	Option Care Health, Inc.	4.38	% (a)	10/31/2029	1,394,912
12,265,000	Oracle Corporation	3.85%		04/01/2060	10,100,092
2,470,000	Organon & Company	5.13	% (a)	04/30/2031	2,386,885
136,000	Ortho Clinical Diagnostics, Inc.	7.38	% (a)	06/01/2025	140,286
1,116,000	Ortho-Clinical Diagnostics, Inc.	7.25	% (a)	02/01/2028	1,150,903
1,800,000	Owens & Minor, Inc.	6.63	% (a)	04/01/2030	1,854,792
6,930,000	Owens Corning	4.40%		01/30/2048	6,917,626
8,875,000	Owl Rock Capital Corporation	2.63%		01/15/2027	7,968,202
11,390,000	Pacific Gas and Electric Company	1.37%		03/10/2023	11,195,171
9,268,000	Pacific Gas and Electric Company	2.50%		02/01/2031	8,007,439
6,647,000	Packaging Corporation of America	3.40%		12/15/2027	6,623,897
1,301,000	Panther BF Aggregator LP	6.25	% (a)	05/15/2026	1,340,433
745,000	Panther BF Aggregator LP	8.50	% (a)	05/15/2027	773,943
2,043,000	Par Petroleum Finance Corporation	7.75	% (a)	12/15/2025	2,024,817
875,000	Park Intermediate Holdings LLC	4.88	% (a)	05/15/2029	822,045
7,348,000	Patterson-UTI Energy, Inc.	3.95%		02/01/2028	6,879,752
565,000	PBF Holding Company LLC	6.00%		02/15/2028	455,116
905,000	PECF USS Intermediate Holding III Corporation	8.00	% (a)	11/15/2029	875,090
2,085,000	Penn National Gaming, Inc.	5.63	% (a)	01/15/2027	2,070,124
940,000	Penn National Gaming, Inc.	4.13	% (a)	07/01/2029	842,522
1,385,000	PennyMac Financial Services, Inc.	5.38	% (a)	10/15/2025	1,373,359
1,575,000	PennyMac Financial Services, Inc.	4.25	% (a)	02/15/2029	1,354,524
7,160,000	Penske Truck Leasing Company	4.20	% (a)	04/01/2027	7,349,718
1,450,000	Performance Food Group, Inc.	5.50	% (a)	10/15/2027	1,444,802
1,175,000	Performance Food Group, Inc.	4.25	% (a)	08/01/2029	1,072,188
1,975,000	PetSmart, Inc.	4.75	% (a)	02/15/2028	1,911,267
1,545,000	PetSmart, Inc.	7.75	% (a)	02/15/2029	1,597,097
613,000	PIC AU Holdings LLC	10.00	% (a)	12/31/2024	629,842
2,570,000	Pike Corporation	5.50	% (a)	09/01/2028	2,426,671
5,602,000	Pioneer Natural Resources Corporation	1.90%		08/15/2030	4,972,510
430,000	Post Holdings, Inc.	5.50	% (a)	12/15/2029	414,404
1,785,000	Post Holdings, Inc.	4.63	% (a)	04/15/2030	1,610,249
1,535,000	Premier Entertainment Sub LLC	5.63	% (a)	09/01/2029	1,322,372
1,510,000	Premier Entertainment Sub LLC	5.88	% (a)	09/01/2031	1,291,918
1,720,000	Prime Security Services Borrower LLC	6.25	% (a)	01/15/2028	1,685,978
7,005,000	Prudential Financial, Inc.	3.91%		12/07/2047	7,011,784
950,000	Radiate Finance, Inc.	4.50	% (a)	09/15/2026	918,275
355,000	Radiate Finance, Inc.	6.50	% (a)	09/15/2028	336,363
1,520,000	Radiology Partners, Inc.	9.25	% (a)	02/01/2028	1,523,017
940,000	Rattler Midstream LP	5.63	% (a)	07/15/2025	955,331
8,750,000	Raytheon Technologies Corporation	3.03%		03/15/2052	7,688,976
490,000	Real Hero Merger Sub 2, Inc.	6.25	% (a)	02/01/2029	447,424
915,000	Realogy Group LLC	5.75	% (a)	01/15/2029	864,163
2,385,000	Realogy Group LLC	5.25	% (a)	04/15/2030	2,197,181
975,000	Rent-A-Center, Inc.	6.38	% (a)	02/15/2029	893,407
650,000	Roller Bearing Company of America, Inc.	4.38	% (a)	10/15/2029	606,938
9,110,000	Royalty Pharma PLC	3.30%		09/02/2040	7,779,250
2,600,000	RP Escrow Issuer LLC	5.25	% (a)	12/15/2025	2,543,424
1,405,000	Ryan Specialty Group LLC	4.38	% (a)	02/01/2030	1,329,481
7,038,000	Sabine Pass Liquefaction LLC	5.00%		03/15/2027	7,451,031
1,595,000	Sabra Health Care LP	3.20%		12/01/2031	1,426,065
655,000	Sabre Global, Inc.	9.25	% (a)	04/15/2025	727,247
3,060,000	Santander Holdings USA, Inc. (Secured Overnight Financing Rate + 1.25%)	2.49%		01/06/2028	2,859,562
1,665,000	Schweitzer-Mauduit International, Inc.	6.88	% (a)	10/01/2026	1,575,423
590,000	Science Applications International Corporation	4.88	% (a)	04/01/2028	582,560
1,535,000	Scientific Games Holdings LP	6.63	% (a)	03/01/2030	1,515,045
735,000	Scientific Games International, Inc.	8.25	% (a)	03/15/2026	765,319
1,450,000	Scotts Miracle-Gro Company	4.50%		10/15/2029	1,361,731
1,145,000	Scripps Escrow, Inc.	5.88	% (a)	07/15/2027	1,147,519
1,900,000	SEG Holding LLC	5.63	% (a)	10/15/2028	1,902,090
2,895,000	Select Medical Corporation	6.25	% (a)	08/15/2026	3,000,291
3,760,000	Sherwin-Williams Company	2.90%		03/15/2052	3,090,644
1,100,000	Sirius XM Radio, Inc.	5.50	% (a)	07/01/2029	1,118,480
690,000	Sirius XM Radio, Inc.	4.13	% (a)	07/01/2030	647,013
2,520,000	Six Flags Entertainment Corporation	4.88	% (a)	07/31/2024	2,523,024
12,973,000	Smithfield Foods, Inc.	4.25	% (a)	02/01/2027	13,135,427
1,314,000	Smithfield Foods, Inc.	3.00	% (a)	10/15/2030	1,194,424
1,640,000	Sonic Automotive, Inc.	4.63	% (a)	11/15/2029	1,478,058
6,150,000	Southern Company (5 Year CMT Rate + 2.92%)	3.75%		09/15/2051	5,685,983
7,847,000	Southwest Airlines Company	4.75%		05/04/2023	8,015,143
4,080,000	Southwestern Electric Power Company	3.25%		11/01/2051	3,522,385
1,215,000	Southwestern Energy Company	5.38%		02/01/2029	1,231,852
1,350,000	Southwestern Energy Company	4.75%		02/01/2032	1,350,196
1,230,000	Spectrum Brands, Inc.	5.00	% (a)	10/01/2029	1,159,472
3,965,000	Sprint Capital Corporation	6.88%		11/15/2028	4,601,422
975,000	SRS Distribution, Inc.	4.63	% (a)	07/01/2028	933,294
1,490,000	SRS Distribution, Inc.	6.13	% (a)	07/01/2029	1,376,335
760,000	Staples, Inc.	7.50	% (a)	04/15/2026	738,872
480,000	Staples, Inc.	10.75	% (a)	04/15/2027	427,697
950,000	Station Casinos LLC	4.63	% (a)	12/01/2031	870,699
1,880,000	Suburban Propane Partners LP	5.00	% (a)	06/01/2031	1,765,038
1,550,000	SunCoke Energy, Inc.	4.88	% (a)	06/30/2029	1,463,200
1,010,000	Sunoco LP	6.00%		04/15/2027	1,030,740
475,000	Sunoco LP	4.50%		05/15/2029	448,733
1,855,000	SWF Escrow Issuer Corporation	6.50	% (a)	10/01/2029	1,606,857
15,175,000	Synchrony Financial	3.95%		12/01/2027	15,056,690
13,450,000	Sysco Corporation	3.30%		02/15/2050	11,790,458
1,930,000	Tenet Healthcare Corporation	6.25	% (a)	02/01/2027	1,983,461
2,200,000	Tenet Healthcare Corporation	6.13	% (a)	10/01/2028	2,238,181
2,005,000	Tenet Healthcare Corporation	4.25	% (a)	06/01/2029	1,924,920
1,215,000	Tenneco, Inc.	5.13	% (a)	04/15/2029	1,209,192
520,000	Terrier Media Buyer, Inc.	8.88	% (a)	12/15/2027	529,734
4,625,000	The Interpublic Group of Companies, Inc.	5.40%		10/01/2048	5,527,570
17,070,000	Thermo Fisher Scientific, Inc.	1.22%		10/18/2024	16,429,447
7,520,000	T-Mobile USA, Inc.	2.25%		02/15/2026	7,094,368
505,000	T-Mobile USA, Inc.	3.38	% (a)	04/15/2029	481,013
640,000	T-Mobile USA, Inc.	3.38%		04/15/2029	609,600
555,000	T-Mobile USA, Inc.	2.88%		02/15/2031	500,888
7,485,000	T-Mobile USA, Inc.	3.40	% (a)	10/15/2052	6,392,717
655,000	TMS International Corporation	6.25	% (a)	04/15/2029	623,501
460,000	Townsquare Media, Inc.	6.88	% (a)	02/01/2026	474,545
340,000	TransDigm, Inc.	8.00	% (a)	12/15/2025	355,949
2,205,000	TransDigm, Inc.	6.25	% (a)	03/15/2026	2,266,453
1,720,000	TransDigm, Inc.	5.50%		11/15/2027	1,709,241
1,987,500	Transocean Poseidon Ltd.	6.88	% (a)	02/01/2027	1,970,795
1,070,000	Transocean Proteus Ltd.	6.25	% (a)	12/01/2024	1,063,425
475,000	Transocean, Inc.	11.50	% (a)	01/30/2027	491,171
1,320,000	Trident TPI Holdings, Inc.	6.63	% (a)	11/01/2025	1,303,790
4,426,000	Triton Container International Ltd	3.25%		03/15/2032	4,085,928
3,335,000	Triton Container International Ltd.	1.15	% (a)	06/07/2024	3,166,043
2,155,000	Triton Water Holdings, Inc.	6.25	% (a)	04/01/2029	1,841,792
495,000	Triumph Group, Inc.	6.25	% (a)	09/15/2024	493,322
992,000	Triumph Group, Inc.	7.75%		08/15/2025	1,000,402
310,000	Tronox, Inc.	4.63	% (a)	03/15/2029	290,611
1,180,000	Uber Technologies, Inc.	4.50	% (a)	08/15/2029	1,108,463
440,000	United Airlines, Inc.	4.38	% (a)	04/15/2026	433,400
2,545,000	United Airlines, Inc.	4.63	% (a)	04/15/2029	2,423,413
1,365,000	United Natural Foods, Inc.	6.75	% (a)	10/15/2028	1,400,736
950,000	Uniti Group LP	6.50	% (a)	02/15/2029	886,977
1,000,000	Univision Communications, Inc.	4.50	% (a)	05/01/2029	953,200
1,020,000	US Foods, Inc.	4.75	% (a)	02/15/2029	974,166
985,000	US Foods, Inc.	4.63	% (a)	06/01/2030	913,056
3,040,000	USA Compression Partners LP	6.88%		09/01/2027	3,056,370
2,780,000	Valero Energy Corporation	4.00%		06/01/2052	2,620,102
1,000,000	Verizon Communications, Inc.	3.15%		03/22/2030	984,753
2,420,000	Verizon Communications, Inc.	3.88%		03/01/2052	2,439,006
5,265,000	Viatris, Inc.	1.65%		06/22/2025	4,905,276
2,570,000	Victoria’s Secret Company	4.63	% (a)	07/15/2029	2,317,819
440,000	Viking Cruises Ltd.	13.00	% (a)	05/15/2025	489,727
3,150,000	Viking Cruises Ltd.	5.88	% (a)	09/15/2027	2,877,242
1,215,000	Viper Energy Partners LP	5.38	% (a)	11/01/2027	1,239,215
475,000	Virtusa Corporation	7.13	% (a)	12/15/2028	442,702
1,320,000	Vizient, Inc.	6.25	% (a)	05/15/2027	1,361,151
8,148,000	VMware, Inc.	2.20%		08/15/2031	7,186,504
4,235,000	Vontier Corporation	2.40%		04/01/2028	3,732,814
3,505,000	Vornado Realty LP	2.15%		06/01/2026	3,280,812
1,660,000	WASH Multifamily Acquisition, Inc.	5.75	% (a)	04/15/2026	1,666,864
1,230,000	Waste Pro, Inc.	5.50	% (a)	02/15/2026	1,163,808
704,000	Weatherford International Ltd.	11.00	% (a)	12/01/2024	729,562
755,000	Weatherford International Ltd.	6.50	% (a)	09/15/2028	781,425
620,000	Weatherford International Ltd.	8.63	% (a)	04/30/2030	630,239
7,495,000	Wells Fargo & Company (3 Month LIBOR USD + 1.17%)	3.20%		06/17/2027	7,403,384
7,720,000	Wells Fargo & Company (Secured Overnight Financing Rate + 1.43%)	2.88%		10/30/2030	7,345,839
1,400,000	Western Midstream Operating LP	4.55%		02/01/2030	1,395,583
2,390,000	Western Union Company	1.35%		03/15/2026	2,205,899
15,170,000	Western Union Company	2.75%		03/15/2031	13,822,495
740,000	Wheel Pros, Inc.	6.50	% (a)	05/15/2029	649,853
4,525,000	Williams Companies, Inc.	3.50%		10/15/2051	3,976,718
13,647,000	Willis North America, Inc.	4.50%		09/15/2028	14,049,987
3,465,000	Workday, Inc.	3.70%		04/01/2029	3,475,860
1,950,000	WR Grace Holdings LLC	5.63	% (a)	08/15/2029	1,828,320
14,567,000	WRKCo, Inc.	3.75%		03/15/2025	14,731,014
1,215,000	Wyndham Hotels & Resorts	4.38	% (a)	08/15/2028	1,170,841
845,000	XHR LP	6.38	% (a)	08/15/2025	871,947
1,270,000	XHR LP	4.88	% (a)	06/01/2029	1,235,253
610,000	Yum! Brands, Inc.	7.75	% (a)	04/01/2025	633,638
1,245,000	Yum! Brands, Inc.	4.75	% (a)	01/15/2030	1,223,213
775,000	Zayo Group Holdings, Inc.	4.00	% (a)	03/01/2027	714,566
360,000	Zayo Group Holdings, Inc.	6.13	% (a)	03/01/2028	322,911

Total US Corporate Bonds (Cost $1,693,082,067)					1,614,796,760

US Government and Agency Mortgage Backed Obligations - 14.4%
325,020	Federal Home Loan Mortgage Corporation, Pool G01840	5.00%		07/01/2035	352,224
168,493	Federal Home Loan Mortgage Corporation, Pool G04817	5.00%		09/01/2038	182,522
6,320,898	Federal Home Loan Mortgage Corporation, Pool G08537	3.00%		07/01/2043	6,315,419
3,479,939	Federal Home Loan Mortgage Corporation, Pool G08622	3.00%		01/01/2045	3,463,061
3,342,801	Federal Home Loan Mortgage Corporation, Pool G08686	3.00%		01/01/2046	3,326,568
12,410,566	Federal Home Loan Mortgage Corporation, Pool G08701	3.00%		04/01/2046	12,350,341
807,409	Federal Home Loan Mortgage Corporation, Pool G08737	3.00%		12/01/2046	802,323
8,127,687	Federal Home Loan Mortgage Corporation, Pool G61645	4.00%		10/01/2048	8,321,308
1,200,707	Federal Home Loan Mortgage Corporation, Pool N70081	5.50%		07/01/2038	1,255,092
5,471,173	Federal Home Loan Mortgage Corporation, Pool Q33789	3.50%		06/01/2045	5,578,345
18,205,714	Federal Home Loan Mortgage Corporation, Pool SD0035	3.00%		04/01/2047	18,167,092
9,431,474	Federal Home Loan Mortgage Corporation, Pool SD0699	2.00%		11/01/2050	8,800,992
70,536,323	Federal Home Loan Mortgage Corporation, Pool SD7538	2.00%		04/01/2051	65,777,263
49,599,357	Federal Home Loan Mortgage Corporation, Pool SD8172	2.00%		10/01/2051	46,114,223
12,711,036	Federal Home Loan Mortgage Corporation, Pool SD8174	3.00%		10/01/2051	12,452,866
1,057,694	Federal Home Loan Mortgage Corporation, Pool T60854	3.50%		09/01/2042	1,052,322
146,786	Federal Home Loan Mortgage Corporation, Pool U60299	4.00%		11/01/2040	151,646
5,030,453	Federal Home Loan Mortgage Corporation, Pool V83144	4.00%		04/01/2047	5,218,795
13,032,278	Federal Home Loan Mortgage Corporation, Pool ZT1827	3.00%		07/01/2047	12,945,599
36,670	Federal Home Loan Mortgage Corporation, Series 2692-SC (-2 x 1 Month LIBOR USD + 13.29%, 13.29% Cap)	12.49	% (h)	07/15/2033	41,949
996,790	Federal Home Loan Mortgage Corporation, Series 2722-PS (-1 x 1 Month LIBOR USD + 9.89%, 9.89% Cap)	9.45	% (h)	12/15/2033	1,114,566
47,402	Federal Home Loan Mortgage Corporation, Series 2750-ZT	5.00%		02/15/2034	50,364
102,713	Federal Home Loan Mortgage Corporation, Series 3002-SN (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	6.10	% (g)(h)	07/15/2035	13,946
49,836	Federal Home Loan Mortgage Corporation, Series 3045-DI (-1 x 1 Month LIBOR USD + 6.73%, 6.73% Cap)	6.33	% (g)(h)	10/15/2035	5,166
162,775	Federal Home Loan Mortgage Corporation, Series 3116-Z	5.50%		02/15/2036	173,954
13,001	Federal Home Loan Mortgage Corporation, Series 3117-ZN	4.50%		02/15/2036	13,213
178,977	Federal Home Loan Mortgage Corporation, Series 3203-ZC	5.00%		07/15/2036	190,777
53,731	Federal Home Loan Mortgage Corporation, Series 3275-SC (-1 x 1 Month LIBOR USD + 6.08%, 6.08% Cap)	5.68	% (g)(h)	02/15/2037	5,575
103,592	Federal Home Loan Mortgage Corporation, Series 3382-SB (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.60	% (g)(h)	11/15/2037	13,141
156,845	Federal Home Loan Mortgage Corporation, Series 3384-S (-1 x 1 Month LIBOR USD + 6.39%, 6.39% Cap)	5.99	% (g)(h)	11/15/2037	16,689
131,297	Federal Home Loan Mortgage Corporation, Series 3417-SX (-1 x 1 Month LIBOR USD + 6.18%, 6.18% Cap)	5.78	% (g)(h)	02/15/2038	13,914
21,258	Federal Home Loan Mortgage Corporation, Series 3423-GS (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	5.25	% (g)(h)	03/15/2038	2,203
21,258	Federal Home Loan Mortgage Corporation, Series 3423-SG (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	5.25	% (g)(h)	03/15/2038	2,140
73,541	Federal Home Loan Mortgage Corporation, Series 3524-LB	3.35	% (b)(g)(j)	06/15/2038	72,676
51,462	Federal Home Loan Mortgage Corporation, Series 3562-WS (-1 x 1 Month LIBOR USD + 4.95%, 4.95% Cap)	4.55	% (g)(h)	08/15/2039	4,480
124,152	Federal Home Loan Mortgage Corporation, Series 3582-SA (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.60	% (g)(h)	10/15/2049	15,475
128,208	Federal Home Loan Mortgage Corporation, Series 3616-SG (-1 x 1 Month LIBOR USD + 6.35%, 6.35% Cap)	5.95	% (g)(h)	03/15/2032	13,899
542,648	Federal Home Loan Mortgage Corporation, Series 3626-AZ	5.50%		08/15/2036	584,597
181,107	Federal Home Loan Mortgage Corporation, Series 3666-SC (-1 x 1 Month LIBOR USD + 5.77%, 5.77% Cap)	5.37	% (g)(h)	05/15/2040	25,665
140,174	Federal Home Loan Mortgage Corporation, Series 3666-VZ	5.50%		08/15/2036	151,279
1,359,188	Federal Home Loan Mortgage Corporation, Series 3779-DZ	4.50	% (i)	12/15/2040	1,463,970
739,104	Federal Home Loan Mortgage Corporation, Series 3779-YA	3.50%		12/15/2030	747,913
187,596	Federal Home Loan Mortgage Corporation, Series 3786-SG (-2 x 1 Month LIBOR USD + 9.50%, 9.50% Cap)	8.71	% (h)	01/15/2041	190,368
101,340	Federal Home Loan Mortgage Corporation, Series 3792-SE (-2 x 1 Month LIBOR USD + 9.86%, 9.86% Cap)	9.07	% (h)	01/15/2041	99,165
545,542	Federal Home Loan Mortgage Corporation, Series 3806-CZ	5.50%		07/15/2034	588,272
478,100	Federal Home Loan Mortgage Corporation, Series 3808-DB	3.50%		02/15/2031	480,746
556,855	Federal Home Loan Mortgage Corporation, Series 3818-CZ	4.50%		03/15/2041	590,120
551,574	Federal Home Loan Mortgage Corporation, Series 3819-ZU	5.50%		07/15/2034	595,665
1,576,319	Federal Home Loan Mortgage Corporation, Series 3824-EY	3.50%		03/15/2031	1,594,173
251,282	Federal Home Loan Mortgage Corporation, Series 3828-SW (-3 x 1 Month LIBOR USD + 13.20%, 13.20% Cap)	12.01	% (h)	02/15/2041	275,822
918,090	Federal Home Loan Mortgage Corporation, Series 3863-ZA	5.50%		08/15/2034	984,290
2,626,168	Federal Home Loan Mortgage Corporation, Series 3889-VZ	4.00%		07/15/2041	2,655,764
2,532,593	Federal Home Loan Mortgage Corporation, Series 3910-GZ	5.00%		08/15/2041	2,709,848
25,787,749	Federal Home Loan Mortgage Corporation, Series 3967-ZP	4.00	% (i)	09/15/2041	26,951,731
799,230	Federal Home Loan Mortgage Corporation, Series 3972-AZ	3.50%		12/15/2041	775,208
7,339,305	Federal Home Loan Mortgage Corporation, Series 4096-DZ	3.50%		08/15/2042	7,190,425
7,950,846	Federal Home Loan Mortgage Corporation, Series 4165-ZT	3.00%		02/15/2043	7,723,984
2,739,791	Federal Home Loan Mortgage Corporation, Series 4291-MS (-1 x 1 Month LIBOR USD + 5.90%, 5.90% Cap)	5.50	% (g)(h)	01/15/2054	456,154
20,826,735	Federal Home Loan Mortgage Corporation, Series 4341-AZ	3.00	% (i)	05/15/2044	20,247,877
292,773	Federal Home Loan Mortgage Corporation, Series 4391-MA	3.00%		07/15/2040	293,178
9,527,946	Federal Home Loan Mortgage Corporation, Series 4413-AZ	3.50%		11/15/2044	9,281,147
3,592,293	Federal Home Loan Mortgage Corporation, Series 4471-BA	3.00%		12/15/2041	3,577,013
13,740,279	Federal Home Loan Mortgage Corporation, Series 4471-GA	3.00%		02/15/2044	13,446,695
4,111,147	Federal Home Loan Mortgage Corporation, Series 4481-B	3.00%		12/15/2042	4,000,786
18,107,350	Federal Home Loan Mortgage Corporation, Series 4542-AC	2.70%		01/15/2045	17,860,234
9,272,694	Federal Home Loan Mortgage Corporation, Series 5148-BZ	2.50	% (i)	10/25/2051	7,694,672
13,592,326	Federal Home Loan Mortgage Corporation, Series 5195-ZN	2.50	% (i)	02/25/2052	11,449,981
207,979	Federal Home Loan Mortgage Corporation, Series R003-ZA	5.50%		10/15/2035	224,665
63,380	Federal National Mortgage Association Pass-Thru, Pool 555743	5.00%		09/01/2033	68,546
52,501	Federal National Mortgage Association Pass-Thru, Pool 735382	5.00%		04/01/2035	56,793
433,668	Federal National Mortgage Association Pass-Thru, Pool 735383	5.00%		04/01/2035	468,909
213,150	Federal National Mortgage Association Pass-Thru, Pool 735402	5.00%		04/01/2035	230,497
300,283	Federal National Mortgage Association Pass-Thru, Pool 735484	5.00%		05/01/2035	324,729
64,341	Federal National Mortgage Association Pass-Thru, Pool 931104	5.00%		05/01/2039	67,647
369,620	Federal National Mortgage Association Pass-Thru, Pool 995203	5.00%		07/01/2035	393,663
323,881	Federal National Mortgage Association Pass-Thru, Pool AB2123	4.00%		01/01/2031	333,399
30,419	Federal National Mortgage Association Pass-Thru, Pool AB2370	4.50%		09/01/2035	31,049
7,105	Federal National Mortgage Association Pass-Thru, Pool AD2177	4.50%		06/01/2030	7,368
585,735	Federal National Mortgage Association Pass-Thru, Pool AH7309	4.00%		02/01/2031	602,818
7,244,784	Federal National Mortgage Association Pass-Thru, Pool AS4645	3.00%		03/01/2045	7,204,801
6,360,108	Federal National Mortgage Association Pass-Thru, Pool BC0785	3.50%		04/01/2046	6,470,634
241,471	Federal National Mortgage Association Pass-Thru, Pool MA0264	4.50%		12/01/2029	250,469
163,770	Federal National Mortgage Association Pass-Thru, Pool MA0353	4.50%		03/01/2030	169,875
4,742	Federal National Mortgage Association Pass-Thru, Pool MA0468	5.00%		07/01/2040	4,892
2,707,232	Federal National Mortgage Association Pass-Thru, Pool MA2151	3.50%		01/01/2045	2,691,680
1,276,120	Federal National Mortgage Association Pass-Thru, Pool MA2248	3.00%		04/01/2045	1,241,224
4,986,807	Federal National Mortgage Association, Pool AL9238	3.00%		10/01/2041	4,954,768
1,509,556	Federal National Mortgage Association, Pool AL9445	3.00%		07/01/2031	1,522,159
9,069,542	Federal National Mortgage Association, Pool AS7661	3.00%		08/01/2046	8,868,158
4,085,992	Federal National Mortgage Association, Pool AS7724	2.50%		08/01/2046	3,931,134
12,933,289	Federal National Mortgage Association, Pool BC9081	3.00%		12/01/2046	12,833,247
9,759,643	Federal National Mortgage Association, Pool BD8013	2.50%		09/01/2046	9,391,420
17,450,500	Federal National Mortgage Association, Pool BL2643	3.39%		07/01/2034	18,043,506
39,950,000	Federal National Mortgage Association, Pool BL4421	2.14%		10/01/2029	38,233,643
25,972,000	Federal National Mortgage Association, Pool BL4424	2.14%		10/01/2029	24,856,174
28,707,000	Federal National Mortgage Association, Pool BL4425	2.14%		10/01/2029	27,473,671
32,930,000	Federal National Mortgage Association, Pool BL4592	2.28%		11/01/2029	31,698,928
18,090,000	Federal National Mortgage Association, Pool BL5484	2.26%		01/01/2030	17,378,630
4,900,000	Federal National Mortgage Association, Pool BL9284	2.23%		12/01/2050	4,134,524
2,333,477	Federal National Mortgage Association, Pool BM4094	3.00%		03/01/2043	2,332,038
14,353,261	Federal National Mortgage Association, Pool BM6089	3.50%		12/01/2044	14,673,009
7,932,405	Federal National Mortgage Association, Pool BN7712	2.50%		08/01/2034	7,864,929
60,924,204	Federal National Mortgage Association, Pool BT9380	2.00%		11/01/2051	56,756,281
8,663,887	Federal National Mortgage Association, Pool CA3903	3.00%		07/01/2034	8,758,339
45,820,694	Federal National Mortgage Association, Pool CB1805	2.50%		10/01/2051	43,994,905
12,618,046	Federal National Mortgage Association, Pool FM1000	3.00%		04/01/2047	12,504,002
37,273,621	Federal National Mortgage Association, Pool FM2310	3.00%		01/01/2048	36,914,432
13,062,991	Federal National Mortgage Association, Pool FM4052	2.50%		09/01/2050	12,537,267
19,653,690	Federal National Mortgage Association, Pool FM4575	2.50%		10/01/2050	18,863,844
12,242,458	Federal National Mortgage Association, Pool FM6061	2.00%		02/01/2051	11,406,326
10,188,184	Federal National Mortgage Association, Pool FM6992	2.50%		03/01/2051	9,780,855
36,958,901	Federal National Mortgage Association, Pool FM8214	4.00%		05/01/2049	37,862,209
8,366,631	Federal National Mortgage Association, Pool FM8664	3.00%		10/01/2046	8,305,639
30,571,684	Federal National Mortgage Association, Pool FM8972	4.00%		06/01/2049	31,438,467
17,718,719	Federal National Mortgage Association, Pool FM9492	2.50%		11/01/2051	17,012,715
6,403,838	Federal National Mortgage Association, Pool FM9846	2.50%		12/01/2051	6,120,194
43,287,461	Federal National Mortgage Association, Pool FS0174	2.50%		01/01/2052	41,370,135
2,407,495	Federal National Mortgage Association, Pool MA2621	3.50%		05/01/2046	2,387,860
4,567,563	Federal National Mortgage Association, Pool MA2649	3.00%		06/01/2046	4,442,584
1,854,759	Federal National Mortgage Association, Pool MA2711	3.00%		08/01/2046	1,802,419
12,115,940	Federal National Mortgage Association, Pool MA2806	3.00%		11/01/2046	12,022,683
30,247,308	Federal National Mortgage Association, Pool MA4237	2.00%		01/01/2051	28,186,298
77,963,184	Federal National Mortgage Association, Pool MA4326	2.50%		05/01/2051	74,525,726
166,413	Federal National Mortgage Association, Series 2003-W17-1A7	5.75%		08/25/2033	178,418
1,105,720	Federal National Mortgage Association, Series 2005-20-QH	5.00%		03/25/2035	1,174,068
207,824	Federal National Mortgage Association, Series 2006-101-SA (-1 x 1 Month LIBOR USD + 6.58%, 6.58% Cap)	6.12	% (g)(h)	10/25/2036	31,991
86,112	Federal National Mortgage Association, Series 2006-56-SM (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	6.29	% (g)(h)	07/25/2036	9,136
65,182	Federal National Mortgage Association, Series 2007-116-BI (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	5.79	% (g)(h)	05/25/2037	7,013
812,673	Federal National Mortgage Association, Series 2007-30-FS (-5 x 1 Month LIBOR USD + 29.83%, 29.83% Cap)	27.71	% (h)	04/25/2037	1,082,169
315,994	Federal National Mortgage Association, Series 2007-30-OI (-1 x 1 Month LIBOR USD + 6.44%, 6.44% Cap)	5.98	% (g)(h)	04/25/2037	45,636
49,336	Federal National Mortgage Association, Series 2008-29-ZA	4.50%		04/25/2038	51,200
19,606	Federal National Mortgage Association, Series 2008-62-SC (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.54	% (g)(h)	07/25/2038	1,491
210,896	Federal National Mortgage Association, Series 2009-111-EZ	5.00%		01/25/2040	224,463
5,948	Federal National Mortgage Association, Series 2009-111-SE (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	5.79	% (g)(h)	01/25/2040	907
34,875	Federal National Mortgage Association, Series 2009-16-MZ	5.00%		03/25/2029	36,270
29,783	Federal National Mortgage Association, Series 2009-48-WS (-1 x 1 Month LIBOR USD + 5.95%, 5.95% Cap)	5.49	% (g)(h)	07/25/2039	3,806
75,982	Federal National Mortgage Association, Series 2009-62-PS (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	5.64	% (g)(h)	08/25/2039	6,456
536,042	Federal National Mortgage Association, Series 2009-77-ZA	4.50%		10/25/2039	557,877
129,721	Federal National Mortgage Association, Series 2009-83-Z	4.50%		10/25/2039	134,352
39,060	Federal National Mortgage Association, Series 2010-101-ZH	4.50%		07/25/2040	38,574
170,369	Federal National Mortgage Association, Series 2010-112-ZA	4.00%		10/25/2040	166,879
93,399	Federal National Mortgage Association, Series 2010-121-SD (-1 x 1 Month LIBOR USD + 4.50%, 4.50% Cap)	4.04	% (g)(h)	10/25/2040	8,735
29,336	Federal National Mortgage Association, Series 2010-137-VS (-3 x 1 Month LIBOR USD + 15.00%, 15.00% Cap)	14.31	% (h)	12/25/2040	32,553
22,468	Federal National Mortgage Association, Series 2010-31-SA (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	4.54	% (g)(h)	04/25/2040	1,322
17,286	Federal National Mortgage Association, Series 2010-34-PS (-1 x 1 Month LIBOR USD + 4.93%, 4.93% Cap)	4.47	% (g)(h)	04/25/2040	1,696
88,021	Federal National Mortgage Association, Series 2010-35-SP (-1 x 1 Month LIBOR USD + 6.35%, 6.35% Cap)	5.89	% (g)(h)	04/25/2050	12,805
6,849	Federal National Mortgage Association, Series 2010-35-SV (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	5.99	% (g)(h)	04/25/2040	581
717,863	Federal National Mortgage Association, Series 2010-37-MY	4.50%		04/25/2040	714,127
131,730	Federal National Mortgage Association, Series 2010-59-SC (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	4.54	% (g)(h)	01/25/2040	13,866
246,266	Federal National Mortgage Association, Series 2010-60-VZ	5.00%		10/25/2039	262,986
103,323	Federal National Mortgage Association, Series 2010-64-EZ	5.00%		06/25/2040	109,998
129,785	Federal National Mortgage Association, Series 2010-7-PE	5.00%		02/25/2040	132,866
45,299	Federal National Mortgage Association, Series 2010-90-GS (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.54	% (g)(h)	08/25/2040	4,241
32,655	Federal National Mortgage Association, Series 2010-99-SG (-5 x 1 Month LIBOR USD + 25.00%, 25.00% Cap)	23.85	% (h)	09/25/2040	46,032
1,533,563	Federal National Mortgage Association, Series 2011-141-PZ	4.00%		01/25/2042	1,583,321
409,764	Federal National Mortgage Association, Series 2011-25-KY	3.00%		04/25/2026	412,302
440,059	Federal National Mortgage Association, Series 2011-29-AL	3.50%		04/25/2031	441,034
564,532	Federal National Mortgage Association, Series 2011-59-MA	4.50%		07/25/2041	586,597
28,018,518	Federal National Mortgage Association, Series 2013-45-LZ	3.00	% (i)	05/25/2043	27,718,767
17,865,516	Federal National Mortgage Association, Series 2013-6-ZB	3.00%		02/25/2043	17,013,402
28,827,182	Federal National Mortgage Association, Series 2014-70-VZ	3.00	% (i)	11/25/2044	28,242,342
5,555,450	Federal National Mortgage Association, Series 2017-46-ZL	3.50	% (i)	06/25/2057	5,694,359
1,158,589	Federal National Mortgage Association, Series 2017-86-MA	3.00%		04/25/2046	1,143,703
11,933,165	Federal National Mortgage Association, Series 2018-21-IO	3.00	% (g)	04/25/2048	1,608,716
18,774,837	Federal National Mortgage Association, Series 2018-21-PO	0.00	% (j)	04/25/2048	16,300,349
9,498,027	Federal National Mortgage Association, Series 2018-35-IO	3.00	% (g)	05/25/2048	1,383,448
36,436,861	Federal National Mortgage Association, Series 2018-35-PO	0.00	% (j)	05/25/2048	30,331,169
32,103,276	Federal National Mortgage Association, Series 2020-49-ZD	2.00	% (i)	07/25/2050	26,796,925
8,257,169	Federal National Mortgage Association, Series 2020-63-DZ	2.00	% (i)	09/25/2050	6,851,997
19,113,371	Federal National Mortgage Association, Series 2021-48-NS (-1 x Secured Overnight Financing Rate 30 Day Average + 3.65%, 3.65% Cap)	3.55	% (g)(h)	08/25/2051	1,615,781
9,194,312	Federal National Mortgage Association, Series 2022-12-MZ	3.00	% (i)	03/25/2052	8,263,527
65,577,689	Federal National Mortgage Association, Series 2022-3-ZW	2.00	% (i)	02/25/2052	52,022,040
30,372,485	Federal National Mortgage Association, Series 379-C1	1.50	% (g)	01/25/2051	2,964,023
123,179	Federal National Mortgage Association, Series 400-S4 (-1 x 1 Month LIBOR USD + 5.45%, 5.45% Cap)	4.99	% (g)(h)	11/25/2039	14,912
8,141,067	Federal Seasoned Credit Risk Transfer Trust, Series 2018-2-HV	3.00	% (b)	11/25/2057	8,079,187
16,304,663	Federal Seasoned Credit Risk Transfer Trust, Series 2019-4-M55D	4.00%		02/25/2059	16,611,507
47,911,547	Government National Mortgage Association, Pool 785662	2.50%		10/20/2051	46,463,430
31,781,261	Government National Mortgage Association, Pool 785713	2.50%		10/20/2051	30,820,722
14,754,504	Government National Mortgage Association, Pool 785764	2.50%		11/20/2051	14,308,564
113,800	Government National Mortgage Association, Series 2003-67-SP (-1 x 1 Month LIBOR USD + 7.10%, 7.10% Cap)	6.65	% (g)(h)	08/20/2033	11,319
59,057	Government National Mortgage Association, Series 2008-82-SM (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.60	% (g)(h)	09/20/2038	4,391
767,306	Government National Mortgage Association, Series 2009-32-ZE	4.50%		05/16/2039	790,706
835,256	Government National Mortgage Association, Series 2009-35-DZ	4.50%		05/20/2039	858,843
809,116	Government National Mortgage Association, Series 2009-75-GZ	4.50%		09/20/2039	832,992
1,043,100	Government National Mortgage Association, Series 2009-75-HZ	5.00%		09/20/2039	1,112,122
2,675,908	Government National Mortgage Association, Series 2010-113-SM (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.60	% (g)(h)	09/20/2040	417,767
111,038	Government National Mortgage Association, Series 2010-25-ZB	4.50%		02/16/2040	115,229
1,418,482	Government National Mortgage Association, Series 2011-45-GZ	4.50%		03/20/2041	1,426,283
4,569,958	Government National Mortgage Association, Series 2011-71-ZA	4.50%		02/20/2041	4,724,398
3,390,153	Government National Mortgage Association, Series 2013-117-MS (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	5.70	% (g)(h)	02/20/2043	296,506
2,452,413	Government National Mortgage Association, Series 2013-122-SB (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	5.67	% (g)(h)	08/16/2043	348,375
9,811,207	Government National Mortgage Association, Series 2013-169-SE (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.62	% (g)(h)	11/16/2043	1,469,043
3,558,274	Government National Mortgage Association, Series 2014-102-TS (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	5.15	% (g)(h)	07/20/2044	475,896
3,026,072	Government National Mortgage Association, Series 2014-118-PS (-1 x 1 Month LIBOR USD + 6.20%, 6.20% Cap)	5.75	% (g)(h)	08/20/2044	481,238
2,647,813	Government National Mortgage Association, Series 2014-118-SA (-1 x 1 Month LIBOR USD + 6.20%, 6.20% Cap)	5.75	% (g)(h)	08/20/2044	421,083
39,418,851	Government National Mortgage Association, Series 2020-115-IG	2.50	% (g)	08/20/2050	5,450,275
33,835,494	Government National Mortgage Association, Series 2020-175-GI	2.00	% (g)	11/20/2050	3,631,540
19,736,430	Government National Mortgage Association, Series 2020-61-IA	3.00	% (g)	05/20/2050	2,952,430
9,242,741	Government National Mortgage Association, Series 2021-103-SA (-1 x Secured Overnight Financing Rate 30 Day Average + 3.25%, 3.25% Cap)	3.20	% (g)(h)	04/20/2051	654,240
14,979,065	Government National Mortgage Association, Series 2021-117-ID	3.50	% (g)	06/20/2051	1,700,453
47,149,286	Government National Mortgage Association, Series 2021-136-EI	3.00	% (g)	08/20/2051	7,276,031
10,402,061	Government National Mortgage Association, Series 2021-137-IQ	3.00	% (g)	08/20/2051	1,515,665
37,517,481	Government National Mortgage Association, Series 2021-140-IH	2.50	% (g)	08/20/2051	5,442,803
31,458,212	Government National Mortgage Association, Series 2021-155-UI	4.50	% (g)	09/20/2051	5,250,904
46,068,959	Government National Mortgage Association, Series 2021-164-IO	0.97	% (b)(g)	10/16/2063	3,725,012
53,712,694	Government National Mortgage Association, Series 2021-176-SD (-1 x Secured Overnight Financing Rate 30 Day Average + 2.70%, 2.70% Cap)	2.65	% (g)(h)	09/20/2051	1,808,984
20,930,395	Government National Mortgage Association, Series 2021-214-IG	2.50	% (g)	12/20/2051	3,156,373
45,896,156	Government National Mortgage Association, Series 2021-218-IO	0.96	% (b)(g)	10/16/2061	3,894,348

Total US Government and Agency Mortgage Backed Obligations (Cost $1,567,709,269)					1,497,715,533

US Government and Agency Obligations - 21.9%
5,050,000	United States Treasury Notes	0.13%		01/31/2023	4,990,435
155,000,000	United States Treasury Notes	0.13%		03/31/2023	152,591,722
170,600,000	United States Treasury Notes	0.13%		04/30/2023	167,596,812
70,000,000	United States Treasury Notes	0.13%		07/31/2023	68,251,367
216,700,000	United States Treasury Notes	2.25%		03/31/2024	216,416,429
17,550,000	United States Treasury Notes	1.50%		02/15/2025	17,060,520
230,300,000	United States Treasury Notes	1.75%		03/15/2025	225,442,109
125,800,000	United States Treasury Notes	0.38%		11/30/2025	116,328,144
265,750,000	United States Treasury Notes	2.50%		03/31/2027	266,352,088
59,900,000	United States Treasury Notes	1.25%		03/31/2028	55,883,658
215,950,000	United States Treasury Notes	2.38%		03/31/2029	215,342,641
109,250,000	United States Treasury Notes	1.88%		02/15/2032	104,931,211
98,300,000	United States Treasury Notes	2.25%		05/15/2041	92,878,141
137,500,000	United States Treasury Notes	2.38%		02/15/2042	132,666,016
358,000,000	United States Treasury Notes	1.25%		05/15/2050	267,465,158
175,220,000	United States Treasury Notes	2.25%		02/15/2052	168,101,687

Total US Government and Agency Obligations (Cost $2,330,544,659)					2,272,298,138

Affiliated Mutual Funds - 6.7%
22,514,170	DoubleLine Global Bond Fund (Class I)				208,481,214
45,674,545	DoubleLine Infrastructure Income Fund (Class I)				441,672,848
5,000,000	DoubleLine Long Duration Total Return Bond Fund (Class I)				44,200,000

Total Affiliated Mutual Funds (Cost $731,870,245)					694,354,062

Common Stocks - 0.1%
15,497	CWT Travel Holdings, Inc. (c) (k)				461,036
72,582	Foresight Equity (c) (k)				1,519,134
135,690	Frontera Energy Corporation (k)				1,567,559
620	Frontera Holdings LLC Equity (c) (k)				1,162
11,471	Gulfport Energy Corporation (k)				1,030,325
14,821	Intelsat Emergence SA (c) (k)				444,630
39,969	McDermott International Ltd. (k)				26,380

Total Common Stocks (Cost $15,413,424)					5,050,226

Rights - 0.0%
1,552	Intelsat Jackson Holdings Ltd. - Series A (c) (k)	0.00%			—
1,552	Intelsat Jackson Holdings Ltd. - Series B (c) (k)	0.00%			—

Total Rights (Cost $0)					—

Warrants - 0.0%
31,063	Avation PLC, Expiration 10/21/2026, Strike Price GBP 0.54 (c) (k)				11,426
995,158	OAS S.A., Expiration 5/16/2039, Strike Price BRL 1.00 (c) (k)				—

Total Warrants (Cost $0)					11,426

Repurchase Agreements - 0.0%
85,414	Credit Suisse Freedom Mortgage (Collateralized by Residential Mortgage Backed Obligations, Market Value $433,441)	2.65	% (c)	02/22/2023	85,372

Total Repurchase Agreements (Cost $85,414)				3/31/2022	85,372

				328
Short Term Investments - 4.0%
134,259,829	First American Government Obligations Fund - Class U	0.20	% (l)		134,259,829
134,259,830	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.25	% (l)		134,259,830
134,259,830	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.23	% (l)		134,259,830
10,000,000	United States Treasury Bills	0.00%		06/30/2022	9,987,343

Total Short Term Investments (Cost $412,766,939)					412,766,832

Total Investments - 99.8% (Cost $10,881,918,992)					10,357,135,739
Other Assets in Excess of Liabilities - 0.2%					22,568,246

NET ASSETS - 100.0%					$10,379,703,985

SECURITY TYPE BREAKDOWN as a % of Net Assets:

US Government and Agency Obligations	21.9%
US Corporate Bonds	15.6%
US Government and Agency Mortgage Backed Obligations	14.4%
Non-Agency Residential Collateralized Mortgage Obligations	9.5%
Non-Agency Commercial Mortgage Backed Obligations	7.1%
Affiliated Mutual Funds	6.7%
Foreign Corporate Bonds	6.3%
Bank Loans	4.7%
Asset Backed Obligations	4.2%
Short Term Investments	4.0%
Collateralized Loan Obligations	3.6%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.6%
Municipal Bonds	0.1%
Common Stocks	0.1%
Repurchase Agreements	0.0	% (p)
Warrants	0.0	% (p)
Rights	0.0	% (p)
Other Assets and Liabilities	0.2%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:

US Government and Agency Obligations	21.9%
US Government and Agency Mortgage Backed Obligations	14.4%
Non-Agency Residential Collateralized Mortgage Obligations	9.5%
Non-Agency Commercial Mortgage Backed Obligations	7.1%
Affiliated Mutual Funds	6.7%
Asset Backed Obligations	4.2%
Banking	4.1%
Short Term Investments	4.0%
Collateralized Loan Obligations	3.6%
Energy	2.5%
Healthcare	1.6%
Utilities	1.6%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.5%
Finance	1.4%
Technology	1.4%
Telecommunications	1.3%
Automotive	0.9%
Media	0.9%
Insurance	0.9%
Transportation	0.8%
Electronics/Electric	0.8%
Retailers (other than Food/Drug)	0.8%
Food Products	0.7%
Aerospace & Defense	0.7%
Business Equipment and Services	0.7%
Real Estate	0.6%
Pharmaceuticals	0.5%
Chemicals/Plastics	0.5%
Hotels/Motels/Inns and Casinos	0.5%
Mining	0.4%
Diversified Manufacturing	0.4%
Leisure	0.4%
Commercial Services	0.3%
Industrial Equipment	0.3%
Pulp & Paper	0.2%
Construction	0.2%
Food Service	0.2%
Containers and Glass Products	0.2%
Beverage and Tobacco	0.2%
Building and Development (including Steel/Metals)	0.2%
Financial Intermediaries	0.2%
Consumer Products	0.1%
Environmental Control	0.2%
Chemical Products	0.1%
Municipal Bonds	0.1%
Food/Drug Retailers	0.0	% (p)
Cosmetics/Toiletries	0.0	% (p)
Repurchase Agreements	0.0	% (p)
Other Assets and Liabilities	0.2%

	100.0%

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
(b)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(c)	Value determined using significant unobservable inputs.
(d)

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of period end.

(e)	Perpetual maturity. The date disclosed is the next call date of the security.
(f)	Security is in default or has failed to make a scheduled payment. Income is not being accrued.
(g)	Interest only security
(h)

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(i)

This security accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of period end.

(j)	Principal only security
(k)	Non-income producing security
(l)	Seven-day yield as of period end
(m)

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of period end.

(n)

Security pays interest at rates that represent residual cashflows available after more senior tranches have been paid. The interest rate disclosed reflects the estimated rate in effect as of period end.

(o)

The interest rate may step up conditioned upon the aggregate remaining principal balance of the underlying mortgage loans being reduced below a targeted percentage of the aggregate original principal balance of the mortgage loans. The interest rate shown is the rate in effect as of period end.

(p)	Represents less than 0.05% of net assets

PIK

A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

BRL	Brazilian Real
GBP	British Pound

Securities Accounted for as Secured Borrowings

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Up to 30 days	31-90 days	Greater than 90 days	Total
Repurchase Agreements
Residential Mortgage Backed Obligations	$—	$—	$—	$433,441	$433,441

Total Borrowings	$—	$—	$—	$433,441	$433,441

Amounts related to agreements not included in offsetting disclosure					$433,441

A summary of the DoubleLine Core Fixed Income Fund’s investments in affiliated mutual funds for the year ended March 31, 2022 is as follows:

Fund	Value at March 31, 2021	Gross Purchases	Gross Sales	Shares Held at March 31, 2022	Value at March 31, 2022	Change in Unrealized for the Year Ended March 31, 2022	Dividend Income Earned for the Year Ended March 31, 2022	Net Realized Gain (Loss) for the Year Ended March 31, 2022
DoubleLine Infrastructure Income Fund (Class I)	$477,755,738	$—	$—	45,674,545	$441,672,848	$(36,082,890)	$12,799,529	$—
DoubleLine Global Bond Fund (Class I)	618,164,812	—	(374,700,000)	22,514,170	208,481,214	(18,595,669)	1,478,924	(16,387,929)
DoubleLine Long Duration Total Return Bond Fund (Class I)	46,850,000	—	—	5,000,000	44,200,000	(2,650,000)	1,402,660	—

	$1,142,770,550	$—	$(374,700,000)	73,188,715	$694,354,062	$(57,328,559)	$15,681,113	$(16,387,929)

DoubleLine Shiller Enhanced CAPE ®

Schedule of Investments

March 31, 2022

Principal Amount $/Shares	Security Description	Rate Tickmark		Maturity	Value $
Asset Backed Obligations - 7.1%
2,684,714	AASET Ltd., Series 2018-1A-A	3.84	% (a)	01/16/2038	1,866,722
9,160,260	AASET Ltd., Series 2019-2-A	3.38	% (a)	10/16/2039	7,306,141
14,414,392	Affirm Asset Securitization Trust, Series 2020-A-A	2.10	% (a)	02/18/2025	14,389,744
1,000,000	Affirm Asset Securitization Trust, Series 2021-A-B	1.06	% (a)	08/15/2025	993,308
6,000,000	Affirm Asset Securitization Trust, Series 2021-B-A	1.03	% (a)	08/17/2026	5,736,685
4,200,000	Affirm Asset Securitization Trust, Series 2021-B-B	1.24	% (a)	08/17/2026	3,940,175
6,000,000	Aligned Data Centers Issuer LLC, Series 2021-1A-A2	1.94	% (a)	08/15/2046	5,533,912
4,000,000	Amur Equipment Finance Receivables LLC, Series 2021-1A-D	2.30	% (a)	11/22/2027	3,810,333
4,016,263	Arivo Acceptance Auto Loan Receivables Trust, Series 2021-1A-A	1.19	% (a)	01/15/2027	3,946,808
4,516,922	Business Jet Securities LLC, Series 2021-1A-A	2.16	% (a)	04/15/2036	4,318,526
10,579,063	CAL Funding IV Ltd., Series 2020-1A-A	2.22	% (a)	09/25/2045	9,856,447
3,290,737	Castlelake Aircraft Structured Trust, Series 2019-1A-A	3.97	% (a)	04/15/2039	3,012,992
1,134,601	College Ave Student Loans LLC, Series 2017-A-B	4.50	% (a)	11/26/2046	1,131,749
4,544,198	Credit Suisse ABS Trust, Series 2020-AT1-A	2.61	% (a)	10/15/2026	4,466,006
3,574,609	Diamond Resorts Owner Trust, Series 2021-1A-C	2.70	% (a)	11/21/2033	3,471,654
1,494,236	DRB Prime Student Loan Trust, Series 2017-A-B	3.10	% (a)(b)	05/27/2042	1,495,807
5,000,000	Exeter Automobile Receivables Trust, Series 2021-1A-D	1.08%		11/16/2026	4,804,572
10,000,000	Exeter Automobile Receivables Trust, Series 2021-1A-E	2.21	% (a)	02/15/2028	9,430,880
2,490,000	ExteNet Issuer LLC, Series 2019-1A-A2	3.20	% (a)	07/26/2049	2,470,670
2,789,175	Foundation Finance Trust, Series 2019-1A-A	3.86	% (a)	11/15/2034	2,817,101
6,330,753	GAIA Aviation Ltd., Series 2019-1-A	3.97	% (a)(k)	12/15/2044	6,011,291
10,000,000	Genesis Sales Finance Master Trust, Series 2021-AA-C	1.65	% (a)	12/21/2026	9,580,644
4,171,086	Global SC Finance SRL, Series 2020-1A-A	2.17	% (a)	10/17/2040	3,967,058
1,210,073	GLS Auto Receivables Issuer Trust, Series 2020-2A-A	1.58	% (a)	08/15/2024	1,210,481
1,114,189	HERO Funding Trust, Series 2016-1A-A	4.05	% (a)	09/20/2041	1,120,476
4,012,623	Horizon Aircraft Finance Ltd., Series 2018-1-A	4.46	% (a)	12/15/2038	3,709,874
19,033,781	Horizon Aircraft Finance Ltd., Series 2019-2-A	3.43	% (a)	11/15/2039	17,656,440
11,715,750	Jimmy Johns Funding LLC, Series 2017-1A-A2II	4.85	% (a)	07/30/2047	11,770,821
515,396	Laurel Road Prime Student Loan Trust, Series 2017-B-CFX	3.61	% (a)	08/25/2042	515,981
1,220,112	LendingClub Receivables Trust, Series 2020-3-A	3.50	% (a)	01/16/2046	1,225,268
1,169,938	LendingClub Receivables Trust, Series 2020-5A-A	3.50	% (a)	03/15/2046	1,169,990
3,910,045	LendingPoint Asset Securitization Trust, Series 2021-A-A	1.00	% (a)	12/15/2028	3,886,372
14,600,000	LendingPoint Asset Securitization Trust, Series 2021-A-B	1.46	% (a)	12/15/2028	14,224,625
7,913,977	Loanpal Solar Loan Ltd., Series 2020-3GS-A	2.47	% (a)	12/20/2047	7,413,009
5,176,934	Loanpal Solar Loan Ltd., Series 2021-1GS-A	2.29	% (a)	01/20/2048	4,743,362
4,672,396	Lunar Aircraft Ltd., Series 2020-1A-A	3.38	% (a)	02/15/2045	4,179,884
7,820,000	ME Funding LLC, Series 2019-1-A2	6.45	% (a)	07/30/2049	7,961,392
916,830	Mosaic Solar Loan Trust, Series 2017-1A-A	4.45	% (a)	06/20/2042	919,530
6,781,172	Mosaic Solar Loan Trust, Series 2020-2A-B	2.21	% (a)	08/20/2046	6,349,160
4,500,000	Navient Private Education Loan Trust, Series 2018-A-B	3.68	% (a)	02/18/2042	4,527,735
15,305,371	Oxford Finance Funding LLC, Series 2020-1A-A2	3.10	% (a)	02/15/2028	15,325,821
837,512	Pagaya AI Debt Selection Trust, Series 2019-2-A1	3.93	% (a)	09/15/2026	837,087
1,246,734	Pagaya AI Debt Selection Trust, Series 2019-3-A	3.82	% (a)	11/16/2026	1,248,617
2,703,546	Pagaya AI Debt Selection Trust, Series 2020-3-A	2.10	% (a)	05/17/2027	2,702,675
3,810,332	Pagaya AI Debt Selection Trust, Series 2021-1-A	1.18	% (a)	11/15/2027	3,758,480
13,576,266	Pagaya AI Debt Selection Trust, Series 2021-2-NOTE	3.00	% (a)	01/25/2029	13,280,465
7,500,000	Pagaya AI Debt Selection Trust, Series 2021-5-B	2.63	% (a)	08/15/2029	7,124,122
8,500,000	Pagaya AI Debt Selection Trust, Series 2021-5-C	3.93	% (a)	08/15/2029	7,752,669
16,650,000	Pagaya AI Debt Selection Trust, Series 2022-1-B	3.34	% (a)	10/15/2029	15,847,468
3,174,511	Prosper Marketplace Issuance Trust, Series 2019-2A-C	5.05	% (a)	09/15/2025	3,176,227
13,291,050	Purewest Funding LLC, Series 2021-1-A1	4.09	% (a)	12/22/2036	12,878,702
7,000,000	Santander Drive Auto Receivables Trust, Series 2020-4-D	1.48%		01/15/2027	6,815,378
18,018,110	Sapphire Aviation Finance Ltd., Series 2020-1A-A	3.23	% (a)	03/15/2040	16,324,587
3,699,052	Sierra Timeshare Receivables Funding LLC, Series 2021-2A-C	1.95	% (a)	09/20/2038	3,569,472
31,749,781	SoFi Alternative Consumer Loan Program, Series 2021-2-A	1.25	% (a)	08/15/2030	31,271,979
27,230,083	SoFi Alternative Trust, Series 2021-1-PT1	9.72	% (a)(b)	05/25/2030	27,716,576
50,326,885	SoFi Alternative Trust, Series 2021-3-A	1.50	% (a)	11/15/2030	49,654,619
17,892,709	SoFi Alternative Trust, Series 2021-A-PT1	1.48	% (a)(b)	03/15/2047	16,848,401
11,063,652	SoFi Alternative Trust, Series 2021-B-PT1	1.76	% (a)(b)	02/15/2047	11,029,687
3,992,672	SoFi Consumer Loan Program Trust, Series 2019-F-PT1	3.93	% (a)(b)	02/15/2045	3,924,057
560,551	SoFi Professional Loan Program, Series 2017-A-A2B	2.40	% (a)	03/26/2040	561,770
1,571,511	START Ireland, Series 2019-1-A	4.09	% (a)	03/15/2044	1,471,769
3,236,987	Start Ltd., Series 2018-1-A	4.09	% (a)	05/15/2043	2,997,605
5,985,000	Taco Bell Funding LLC, Series 2021-1A-A2I	1.95	% (a)	08/25/2051	5,434,394
5,434,125	TAL Advantage VII LLC, Series 2020-1A-A	2.05	% (a)	09/20/2045	5,101,778
3,200,000	Tesla Auto Lease Trust, Series 2019-A-D	3.37	% (a)	01/20/2023	3,212,028
8,000,000	Theorem Funding Trust, Series 2021-1A-B	1.84	% (a)	12/15/2027	7,641,973
11,731,788	Thunderbolt Aircraft Lease Ltd., Series 2018-A-A	4.15	% (a)(k)	09/15/2038	10,503,200
1,339,286	Thunderbolt Aircraft Lease Ltd., Series 2018-A-B	5.07	% (a)(k)	09/15/2038	1,144,741
6,821,875	TIF Funding LLC, Series 2021-1A-A	1.65	% (a)	02/20/2046	6,140,149
11,142,720	Upgrade Master Credit Pass-Thru Trust, Series 2021-ST3-A	2.50	% (a)	07/15/2027	11,153,974
8,454,524	Upgrade Master Pass-Thru Trust, Series 2021-PT3-A	13.07	% (a)(b)	07/15/2027	8,367,248
4,983,334	Upstart Pass-Through Trust, Series 2020-ST2-A	3.50	% (a)	03/20/2028	4,961,794
4,305,645	Upstart Pass-Through Trust, Series 2020-ST5-A	3.00	% (a)	12/20/2026	4,203,314
7,647,241	Upstart Pass-Through Trust, Series 2020-ST6-A	3.00	% (a)	01/20/2027	7,490,092
3,398,823	Upstart Pass-Through Trust, Series 2021-ST3-A	2.00	% (a)	05/20/2027	3,302,051
5,250,000	Upstart Securitization Trust, Series 2020-1-B	3.09	% (a)	04/22/2030	5,252,312
2,750,000	Upstart Securitization Trust, Series 2020-3-B	3.01	% (a)	11/20/2030	2,695,072
1,900,000	Upstart Securitization Trust, Series 2021-1-B	1.89	% (a)	03/20/2031	1,850,737
7,170,000	Upstart Securitization Trust, Series 2021-2-B	1.75	% (a)	06/20/2031	6,819,920
4,011,688	Upstart Securitization Trust, Series 2021-3-A	0.83	% (a)	07/20/2031	3,940,899
3,000,000	Upstart Securitization Trust, Series 2021-3-B	1.66	% (a)	07/20/2031	2,834,116
8,000,000	US Auto Funding LLC, Series 2021-1A-B	1.49	% (a)	03/17/2025	7,753,454
15,454,550	Wave LLC, Series 2019-1-A	3.60	% (a)	09/15/2044	13,764,981
6,603,569	Willis Engine Structured Trust, Series 2020-A-A	3.23	% (a)	03/15/2045	5,944,645

Total Asset Backed Obligations (Cost $618,730,132)					592,574,730

Bank Loans - 8.2%
22,625,774	1011778 B.C. Unlimited Liability Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.21%		11/19/2026	22,180,272
1,487,568	Access CIG LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.96%		02/27/2025	1,467,842
976,206	Agiliti Health, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.00%		01/05/2026	971,325
9,220,000	Ali Group North America Corporation, Senior Secured First Lien	2.45	% (c)	12/20/2028	9,100,924
366,295	Alliance Laundry Systems LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		10/08/2027	363,091
1,771,364	Alliant Holdings Intermediate LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.71%		05/09/2025	1,754,757
1,341,198	Allied Universal Holdco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.50% Floor)	4.25%		05/12/2028	1,322,394
315,000	Almonde, Inc., Senior Secured Second Lien Term Loan (6 Month LIBOR USD + 7.25%, 1.00% Floor)	8.25%		06/16/2025	310,718
338,963	Amentum Government Services Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.96%		02/01/2027	335,854
343,000	American Airlines, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.20%		01/29/2027	321,991
317,599	American Airlines, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 2.00%)	2.84%		12/15/2023	314,292
1,393,638	Api Group DE, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.96%		10/01/2026	1,379,994
	Applied Systems, Inc., Senior Secured First Lien Term Loan
22,812	(Prime Rate + 2.00%, 0.50% Floor)	5.50%		09/19/2024	22,691
1,625,035	(3 Month LIBOR USD + 3.00%, 0.50% Floor)	4.01%		09/19/2024	1,616,406
1,725,000	Aramark Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.96%		03/11/2025	1,696,537
694,713	Aramark Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.96%		01/15/2027	682,847
1,510,875	Arches Buyer, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		12/06/2027	1,488,612
539,033	Arctic Glacier U.S.A., Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		03/20/2024	501,155
904,292	Artera Services LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	4.26%		03/06/2025	845,739
17,471,285	Asplundh Tree Expert LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.21%		09/07/2027	17,317,189
883,813	Asurion LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.71%		12/23/2026	865,951
181,205	Avantor Funding, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%, 0.50% Floor)	2.50%		11/21/2024	180,034
14,406,008	Avantor Funding, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.25%, 0.50% Floor)	2.75%		11/08/2027	14,315,970
665,690	Avaya, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.65%		12/15/2027	662,362
20,354,206	Axalta Coating Systems Dutch Holding B B.V., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.75%)	2.76%		05/31/2024	20,212,439
779,979	Azalea TopCo, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.80%		07/24/2026	771,325
1,002,006	Bausch Health Companies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.21%		11/27/2025	994,491
6,117,878	Berry Global, Inc., Senior Secured First Lien Term Loan (2 Month LIBOR USD + 1.75%)	2.07%		07/01/2026	6,042,353
2,280,519	Blackhawk Network Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.46%		06/16/2025	2,242,320
1,090,424	Bright Bidco B.V., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	4.77%		06/28/2024	660,219
1,048,700	Buckeye Partners, L.P., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.71%		11/02/2026	1,042,476
6,354,643	Cable One, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.46%		05/03/2028	6,288,714
582,625	Cablevision Lightpath LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		11/30/2027	576,726
679,650	Caesars Resort Collection LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.71%		07/21/2025	678,291
2,933,556	Calpine Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.46%		04/06/2026	2,897,488
156,000	Calpine Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.21%		08/12/2026	154,077
6,290,149	Calpine Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.96%		12/16/2027	6,249,704
1,643,747	Camelot U.S. Acquisition 1 Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.46%		10/30/2026	1,629,027
162,938	Camelot U.S. Acquisition 1 Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		10/30/2026	161,784
432,300	Carnival Corporation, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 0.75% Floor)	3.75%		06/30/2025	421,817
1,832,818	Castle US Holding Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	4.21%		01/29/2027	1,776,120
4,471,123	Catalent Pharma Solutions, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%, 0.50% Floor)	2.50%		02/22/2028	4,476,712
16,389,594	Charter Communications Operating LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.96%		02/01/2027	16,274,703
920,700	Charter Next Generation, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		12/01/2027	916,815
1,630,440	Clarios Global LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.71%		04/30/2026	1,612,505
3,835,388	Clean Harbors, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.21%		10/09/2028	3,806,622
656,105	ClubCorp Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	3.76%		09/18/2024	624,862
557,246	CMG Media Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.96%		12/17/2026	549,495
658,350	CNT Holdings I Corporation, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		11/08/2027	655,674
1,296,855	Compass Power Generation, LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		12/20/2024	1,281,973
436,100	Connect U.S. Finco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		12/11/2026	433,156
679,650	Conservice Midco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.71%		05/13/2027	672,711
326,308	CP Atlas Buyer, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.50% Floor)	4.25%		11/23/2027	317,742
16,192,324	CSC Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.65%		07/17/2025	15,969,760
2,658,277	CSC Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.65%		01/15/2026	2,625,049
617,673	Cvent, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	4.21%		11/29/2024	612,527
473,547	Cyanco Intermediate 2 Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.96%		03/17/2025	465,260
1,168,409	Cyxtera DC Holdings, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		05/01/2024	1,158,915
842,800	DCert Buyer, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.46%		10/16/2026	837,941
1,523,183	Deerfield Dakota Holding LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		04/09/2027	1,517,631
823,775	Delta Topco, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		12/01/2027	812,156
409,492	Diamond Sports Group LLC, Senior Secured Second Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.25%)	3.44%		08/24/2026	141,916
504,492	Dynasty Acquisition Company, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	4.51%		04/06/2026	497,134
271,232	Dynasty Acquisition Company, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	4.51%		04/06/2026	267,276
825,121	EG Group Limited, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	5.00%		02/06/2025	813,920
21,552,050	Elanco Animal Health, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.98%		07/30/2027	21,247,304
2,168,321	Element Solutions, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.46%		01/30/2026	2,155,939
10,118,865	Energizer Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 0.50% Floor)	2.75%		12/22/2027	9,967,082
128,690	eResearchTechnology, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%		02/04/2027	128,409
1,126,344	EW Scripps Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.56%, 0.75% Floor)	3.75%		01/07/2028	1,120,887
1,611,998	Excelitas Technologies Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.51%		12/02/2024	1,605,953
659,810	Exgen Renewables IV LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%, 1.00% Floor)	3.50%		12/15/2027	655,482
1,515,433	Filtration Group Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.21%		03/31/2025	1,495,937
697,366	First Advantage Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.21%		01/29/2027	694,026
17,403,139	Fleetcor Technologies Operating Company LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.21%		04/28/2028	17,145,224
769,013	Flex Acquisition Company, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%)	3.13%		06/30/2025	768,533
4,350,625	Focus Financial Partners LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 0.50% Floor)	3.00%		06/30/2028	4,301,006
1,734,113	Froneri US, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.71%		01/29/2027	1,706,245
5,786,030	Gardner Denver, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.21%		03/01/2027	5,699,992
662,983	Gemini HDPE LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 0.50% Floor)	3.50%		12/31/2027	654,146
563,855	Generac Power Systems, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.98%		12/11/2026	563,151
1,160,909	Getty Images, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%)	5.06%		02/19/2026	1,156,074
1,091,188	Global Medical Response, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.25%, 1.00% Floor)	5.25%		10/02/2025	1,085,562
22,183,574	Go Daddy Operating Company LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.20%		02/15/2024	22,067,997
1,002,150	Go Daddy Operating Company LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.45%		08/10/2027	994,789
2,131,552	GOBP Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.21%		10/22/2025	2,117,569
1,754,533	GoodRX, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.21%		10/10/2025	1,742,655
1,105,749	Granite US Holdings Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	5.06%		09/30/2026	1,096,074
2,378,074	Gray Television, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.73%		01/02/2026	2,363,710
4,483,763	Gray Television, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.23%		12/01/2028	4,466,545
	Greeneden U.S. Holdings II LLC, Senior Secured First Lien Term Loan
28,601	(1 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		12/01/2027	28,592
2,037,368	(2 Months LIBOR USD + 4.00%, 0.75% Floor)	4.75%		12/01/2027	2,036,737
3,524,885	Grifols Worldwide Operations USA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.21%		11/15/2027	3,470,690
2,233,125	HCA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.21%		06/23/2028	2,237,312
1,985,025	Herman Miller, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.56%		07/19/2028	1,960,837
1,405,539	H-Food Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.69%)	4.14%		05/23/2025	1,357,996
1,420,886	Hilton Worldwide Finance LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.21%		06/22/2026	1,408,389
16,877,520	Horizon Therapeutics USA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%, 0.50% Floor)	2.25%		03/15/2028	16,735,158
1,503,883	Hyland Software, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		07/01/2024	1,498,244
451,053	Hyland Software, Inc., Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.25%, 0.75% Floor)	7.00%		07/07/2025	447,106
12,106,070	ICON Luxembourg SARL, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.25%, 0.50% Floor)	3.31%		07/03/2028	12,064,485
1,790,000	ICU Medical, Inc., Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 2.50%, 0.50% Floor)	3.15%		01/08/2029	1,785,802
663,931	IHeartCommunications, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.46%		05/01/2026	660,904
917,700	Installed Building Products, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 0.50% Floor)	2.75%		12/14/2028	916,094
1,642,511	IQVIA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.21%		01/17/2025	1,634,299
18,290,634	IQVIA, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.75%)	2.76%		06/11/2025	18,212,898
841,500	IRB Holding Corporation, Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.00%, 0.75% Floor)	3.75%		12/15/2027	837,818
1,040,999	IRB Holding Corporation, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		02/05/2025	1,034,332
1,779,126	IRI Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.71%		12/01/2025	1,775,043
13,242,352	Iron Mountain Information Management LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.21%		01/02/2026	13,098,937
19,300,126	JBS USA Lux S.A., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 2.00%)	2.80%		05/01/2026	19,157,402
7,441,203	KAR Auction Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.75%		09/21/2026	7,394,696
885,022	KBR, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.21%		02/05/2027	882,809
1,265,863	Kestrel Bidco, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		12/11/2026	1,223,405
4,681,505	KFC Holding Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.22%		03/15/2028	4,653,697
21,117,502	Level 3 Financing, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.21%		03/01/2027	20,752,909
433,366	Lions Gate Capital Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.71%		03/24/2025	428,222
1,673,117	Lumen Technologies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.71%		03/15/2027	1,631,164
954,005	Lummus Technology Holdings V LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.96%		06/30/2027	924,197
266,129	Maravai Intermediate Holdings LLC, Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.00%, 0.50% Floor)	3.50%		10/19/2027	265,464
2,048,872	Marriott Ownership Resorts, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.21%		08/29/2025	1,996,113
1,030,245	MED ParentCo, LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.71%		08/31/2026	1,021,231
887,134	Messer Industries GMBH, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	2.72%		03/02/2026	877,029
1,496,063	Milano Acquisition Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	5.01%		10/01/2027	1,496,063
735,000	Mileage Plus Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.25%, 1.00% Floor)	6.25%		06/21/2027	765,113
1,731,130	Minotaur Acquisition, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	5.21%		03/27/2026	1,718,372
1,187,873	Mister Car Wash Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.46%		05/14/2026	1,174,937
427,754	Motion Acquisition Ltd., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	4.26%		11/12/2026	421,278
56,219	Motion Acquisition Ltd., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	4.26%		11/12/2026	55,368
483,380	Nascar Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.96%		10/19/2026	480,088
472,875	NCR Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	2.80%		08/28/2026	468,444
95,330	Nexstar Broadcasting, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.71%		01/17/2024	95,049
11,393,266	Nexstar Broadcasting, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.73%		09/18/2026	11,363,757
18,615,000	NortonLifeLock, Inc, Senior Secured First Lien	2.50	% (c)	01/28/2029	18,409,490
460,350	Packaging Coordinators Midco, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		11/30/2027	458,527
490,050	PAI HoldCo, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		10/28/2027	486,375
1,377,552	Pathway Vet Alliance LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.96%		03/31/2027	1,366,366
481,378	PCI Gaming Authority, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.71%		05/29/2026	478,444
1,013,456	Penn National Gaming, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 0.75% Floor)	3.00%		10/15/2025	1,009,128
869,513	PG&E Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 0.50% Floor)	3.50%		06/23/2025	860,548
517,863	Phoenix Services International LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		03/03/2025	501,840
23,208,363	Pilot Travel Centers LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.46%		08/04/2028	22,927,889
450,450	PointClickCare Technologies, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 0.75% Floor)	3.75%		12/29/2027	445,946
3,016,235	PRA Health Sciences, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.25%, 0.50% Floor)	2.75%		07/03/2028	3,005,874
696,782	Prairie ECI Acquiror LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	5.21%		03/11/2026	682,338
1,226,763	Pregis Topco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.46%		07/31/2026	1,203,607
1,787,986	Project Alpha Intermediate Holding, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	4.30%		04/26/2024	1,779,421
981,046	Pug LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.96%		02/12/2027	964,696
	Radiology Partners, Inc., Senior Secured First Lien Term Loan
180,244	(1 Month LIBOR USD + 4.25%)	4.70%		07/09/2025	178,249
154,541	(1 Month LIBOR USD + 4.25%)	4.72%		07/09/2025	152,830
690,042	(1 Month LIBOR USD + 4.25%)	4.72%		07/09/2025	682,404
804,808	(1 Month LIBOR USD + 4.25%)	4.70%		07/09/2025	795,899
1,232,121	RegionalCare Hospital Partners Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	4.20%		11/14/2025	1,226,792
1,665,212	Renaissance Holding Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.71%		05/30/2025	1,649,343
129,817	Rentpath, Inc., Senior Secured First Lien Term Loan (Prime Rate + 0.00%)	3.25%		12/17/2021	33,103
	Resideo Funding, Inc., Senior Secured First Lien Term Loan
4,455,765	(3 Month LIBOR USD + 2.25%, 0.50% Floor)	2.75%		02/11/2028	4,398,219
851,842	(3 Month LIBOR USD + 2.25%, 0.50% Floor)	2.75%		02/11/2028	840,841
851,842	(3 Month LIBOR USD + 2.25%, 0.50% Floor)	2.79%		02/11/2028	840,840
18,374,106	Reynolds Consumer Products LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.21%		02/04/2027	18,111,632
1,770,219	RPI Intermediate Finance Trust, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.21%		02/11/2027	1,756,499
554,393	Sabre GLBL, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.46%		02/22/2024	546,440
1,359,213	Science Applications International Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.88%)	2.33%		10/31/2025	1,354,754
1,222,711	Scientific Games International, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.21%		08/14/2024	1,219,660
1,232,239	Securus Technologies Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%, 1.00% Floor)	5.51%		11/01/2024	1,176,788
1,058,089	Sedgwick Claims Management Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.46%		12/31/2025	1,049,021
1,824,034	Select Medical Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.71%		03/06/2025	1,806,943
10,365,000	Setanta Aircraft Leasing DAC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.00%)	3.01%		11/02/2028	10,226,835
1,684,871	Severin Acquisition LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.45%		08/01/2025	1,668,621
1,191,291	Sinclair Television Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.96%		09/30/2026	1,158,030
928,063	Six Flags Theme Parks, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.21%		04/17/2026	905,608
645,000	SkyMiles IP Ltd., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		10/20/2027	667,775
	SMG US Midco 2, Inc., Senior Secured First Lien Term Loan
398,942	(1 Month LIBOR USD + 2.50%)	2.96%		01/23/2025	384,979
1,004,125	(3 Month LIBOR USD + 2.50%)	2.80%		01/23/2025	968,980
1,777,568	Sophia, LP, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.50% Floor)	4.26	% (c)	10/07/2027	1,763,498
1,897,344	Sound Inpatient Physicians, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.21	% (c)	06/27/2025	1,889,830
4,054,834	SS&C Technologies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.96	% (c)	04/16/2025	3,997,681
7,375,579	Standard Industries, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 2.50%, 0.50% Floor)	3.79	% (c)	09/22/2028	7,368,203
16,180,917	Stars Group Holdings B.V., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.25%)	3.26	% (c)	07/21/2026	16,069,673
396,941	Sunshine Luxembourg VII SARL, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	4.76	% (c)	10/01/2026	394,894
	TAMKO Building Products LLC, Senior Secured First Lien Term Loan
207,271	(3 Month LIBOR USD + 3.00%)	4.01%		05/29/2026	203,600
214,664	(3 Month LIBOR USD + 3.00%)	3.51%		05/29/2026	210,863
436,554	(3 Month LIBOR USD + 3.00%)	3.30%		05/29/2026	428,822
824,159	Team Health Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		02/06/2024	786,334
1,924,914	The Dun & Bradstreet Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.70%		02/06/2026	1,910,304
1,615,344	The Edelman Financial Engines Centre LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		04/07/2028	1,599,529
1,325,661	TIBCO Software, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	4.21%		06/30/2026	1,320,690
165,000	TIBCO Software, Inc., Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%)	7.71%		03/03/2028	164,966
1,371,524	Titan Acquisition Limited, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%)	3.35%		03/28/2025	1,344,834
13,152,854	Trans Union LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.21%		11/13/2026	12,983,511
4,472,609	Trans Union LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 0.50% Floor)	2.75%		12/01/2028	4,446,511
804,354	Travel Leaders Group LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.46%		01/25/2024	761,876
636,791	Travelport Finance (Luxembourg) S.A.R.L., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.50%, 1.00% Floor)	2.50%		02/28/2025	661,999
1,640,670	UFC Holdings LLC, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 2.75%, 0.75% Floor)	3.50%		04/29/2026	1,626,758
1,249,243	UKG, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		05/04/2026	1,240,867
913,056	UKG, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	4.76%		05/04/2026	910,774
198,113	United Natural Foods, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.71%		10/22/2025	196,803
2,893,138	Univar Solutions USA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.21%		06/02/2028	2,876,864
337,238	Univar Solutions USA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.46%		07/01/2026	333,865
651,762	Upstream Newco, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.25%)	4.68%		11/20/2026	648,914
2,565,938	US Foods, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.00%)	2.51%		09/14/2026	2,520,161
	Vantage Specialty Chemicals, Inc., Senior Secured First Lien Term Loan
313,944	(3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		10/28/2024	302,916
336,043	(3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.51%		10/28/2024	324,240
1,815,277	Verscend Holding Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.46%		08/27/2025	1,813,008
	Vertical Midco GMBH, Senior Secured First Lien Term Loan
383,264	(6 Month LIBOR USD + 3.50%, 0.50% Floor)	4.02%		08/27/2025	380,392
1,359,784	(3 Month LIBOR USD + 3.50%, 0.50% Floor)	4.02%		08/27/2025	1,349,591
461,149	Victory Capital Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.25%)	2.47%		07/01/2026	455,615
2,694,290	Virgin Media Bristol LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.90%		01/31/2028	2,665,663
	Vistra Operations Company LLC, Senior Secured First Lien Term Loan
3,907,381	(1 Month LIBOR USD + 1.75%)	2.19%		07/01/2026	3,873,192
15,880,835	(1 Month LIBOR USD + 1.75%)	2.21%		07/01/2026	15,741,877
2,204,475	Walker & Dunlop, Inc., Senior Secured First Lien Term Loan (6 Month Secured Overnight Financing Rate + 2.25%, 0.50% Floor)	2.75%		12/15/2028	2,196,208
1,192,503	Wand NewCo 3, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.46%		02/05/2026	1,159,339
21,911,030	WMG Acquisition Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.13%)	2.58%		01/20/2028	21,746,697
891,702	Zelis Cost Management Buyer, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.73%		09/30/2026	884,256
235,000	Ziggo Financing Partnership, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.90%		04/28/2028	231,916
2,793,000	Zodiac Pool Solutions LLC, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 2.00%, 0.50% Floor)	2.50%		01/29/2029	2,775,195

Total Bank Loans (Cost $695,736,266)					692,553,847

Collateralized Loan Obligations - 16.5%
27,000,000	37 Capital, Series 2021-1A-A (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.40	% (a)	10/15/2034	26,765,222
14,000,000	AGL Ltd., Series 2020-3A-A (3 Month LIBOR USD + 1.30%, 1.30% Floor)	1.54	% (a)	01/15/2033	13,954,434
20,000,000	AIG Ltd., Series 2018-1A-A1R (3 Month LIBOR USD + 1.12%, 1.12% Floor)	1.37	% (a)	04/20/2032	19,887,220
10,000,000	AIG Ltd., Series 2021-2A-A (3 Month LIBOR USD + 1.17%, 1.17% Floor)	1.42	% (a)	07/20/2034	9,942,500
12,250,000	Allegro Ltd., Series 2018-1A-A (3 Month LIBOR USD + 1.10%, 1.10% Floor)	1.34	% (a)	06/13/2031	12,188,729
12,000,000	Allegro Ltd., Series 2019-1A-AR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.40	% (a)	07/20/2032	11,943,523
2,250,000	Anchorage Capital Ltd., Series 2014-3RA-A (3 Month LIBOR USD + 1.05%)	1.33	% (a)	01/28/2031	2,248,653
25,000,000	Anchorage Capital Ltd., Series 2016-9A-AR2 (3 Month LIBOR USD + 1.14%, 1.14% Floor)	1.38	% (a)	07/15/2032	24,592,241
23,000,000	Anchorage Capital Ltd., Series 2021-19A-A (3 Month LIBOR USD + 1.21%, 1.21% Floor)	1.37	% (a)	10/15/2034	22,798,750
5,000,000	Apidos Ltd., Series 2021-35A-A (3 Month LIBOR USD + 1.05%, 1.05% Floor)	1.30	% (a)	04/20/2034	4,928,232
7,465,377	Atlas Senior Loan Fund Ltd., Series 2013-1A-AR (3 Month LIBOR USD + 0.83%)	1.30	% (a)	11/17/2027	7,430,246
2,799,276	Atlas Senior Loan Fund Ltd., Series 2018-10A-A (3 Month LIBOR USD + 1.09%)	1.33	% (a)	01/15/2031	2,789,664
2,000,000	Atlas Senior Loan Fund Ltd., Series 2018-11A-B (3 Month LIBOR USD + 1.65%)	1.92	% (a)	07/26/2031	1,975,784
20,000,000	Bain Capital Credit Ltd., Series 2019-1A-AR (3 Month LIBOR USD + 1.13%)	1.38	% (a)	04/19/2034	19,746,952
2,500,000	Barings Ltd., Series 2015-2A-DR (3 Month LIBOR USD + 2.95%)	3.20	% (a)	10/20/2030	2,481,286
32,000,000	Battalion Ltd., Series 2017-11A-AR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.41	% (a)	04/24/2034	31,631,820
18,000,000	Battalion Ltd., Series 2020-15A-A1 (3 Month LIBOR USD + 1.35%, 1.35% Floor)	1.59	% (a)	01/17/2033	17,935,246
10,000,000	Battalion Ltd., Series 2021-20A-A (3 Month LIBOR USD + 1.18%, 1.18% Floor)	1.42	% (a)	07/15/2034	9,930,000
14,000,000	Benefit Street Partners Ltd., Series 2021-24A-A (3 Month LIBOR USD + 1.17%, 1.17% Floor)	1.34	% (a)	10/20/2034	13,920,015
15,000,000	Birch Grove Ltd., Series 2021-2A-A1 (3 Month LIBOR USD + 1.26%, 1.26% Floor)	1.51	% (a)	10/19/2034	15,015,885
20,000,000	BlueMountain Ltd., Series 2021-31A-A1 (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.40	% (a)	04/19/2034	19,881,234
20,000,000	Bridge Street Ltd., Series 2021-1A-A1A (3 Month LIBOR USD + 1.23%, 1.23% Floor)	1.48	% (a)	07/20/2034	19,722,308
10,000,000	Carbone Ltd., Series 2017-1A-A1 (3 Month LIBOR USD + 1.14%)	1.39	% (a)	01/20/2031	9,967,548
5,000,000	Carlyle Global Market Strategies Ltd., Series 2016-1A-A1R2 (3 Month LIBOR USD + 1.14%, 1.14% Floor)	1.39	% (a)	04/20/2034	4,931,329
11,000,000	CarVal Ltd., Series 2021-1A-A1A (3 Month LIBOR USD + 1.18%, 1.18% Floor)	1.43	% (a)	07/20/2034	10,910,840
9,850,000	Cathedral Lake Ltd., Series 2021-7RA-A (3 Month LIBOR USD + 1.31%, 1.31% Floor)	1.55	% (a)	01/15/2032	9,816,916
20,000,000	Cathedral Lake Ltd., Series 2021-8A-A1 (3 Month LIBOR USD + 1.22%, 1.22% Floor)	1.32	% (a)	01/20/2035	19,833,470
20,000,000	CBAM Ltd., Series 2017-2A-AR (3 Month LIBOR USD + 1.19%, 1.19% Floor)	1.43	% (a)	07/17/2034	19,825,000
20,000,000	CBAM Ltd., Series 2019-10A-A1R (3 Month LIBOR USD + 1.12%, 1.12% Floor)	1.37	% (a)	04/20/2032	19,886,206
15,705,673	CFIP Ltd., Series 2014-1A-AR (3 Month LIBOR USD + 1.32%)	1.56	% (a)	07/13/2029	15,706,546
10,350,000	CFIP Ltd., Series 2017-1A-AR (3 Month LIBOR USD + 1.23%, 1.23% Floor)	1.47	% (a)	10/18/2034	10,326,333
1,800,000	CIFC Funding Ltd., Series 2014-5A-BR2 (3 Month LIBOR USD + 1.80%, 1.80% Floor)	2.04	% (a)	10/17/2031	1,800,086
25,000,000	CQS Ltd., Series 2021-1A-A (3 Month LIBOR USD + 1.22%, 1.22% Floor)	1.47	% (a)	01/20/2035	24,628,236
11,000,000	CQS Ltd., Series 2021-1A-B (3 Month LIBOR USD + 1.88%, 1.88% Floor)	2.13	% (a)	01/20/2035	10,953,136
25,000,000	Dryden Ltd., Series 2020-85A-AR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.39	% (a)	10/15/2035	24,830,084
5,000,000	Dryden Senior Loan Fund, Series 2013-28A-A1LR (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.71	% (a)	08/15/2030	4,982,904
20,000,000	Elevation Ltd., Series 2018-9A-A1 (3 Month LIBOR USD + 1.12%, 1.12% Floor)	1.36	% (a)	07/15/2031	19,913,629
6,000,000	Elmwood Ltd., Series 2020-1A-A (3 Month LIBOR USD + 1.24%, 1.24% Floor)	1.48	% (a)	04/15/2033	5,960,948
27,500,000	Galaxy Ltd., Series 2016-22A-ARR (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.44	% (a)	04/16/2034	27,239,094
12,000,000	Greywolf Ltd., Series 2018-2A-A1 (3 Month LIBOR USD + 1.18%, 1.18% Floor)	1.43	% (a)	10/20/2031	11,940,000
17,500,000	Gulf Stream Meridian Ltd., Series 2021-4A-A1 (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.44	% (a)	07/15/2034	17,313,317
13,500,000	Gulf Stream Meridian Ltd., Series 2021-IIIA-A1 (3 Month LIBOR USD + 1.32%, 1.32% Floor)	1.56	% (a)	04/15/2034	13,459,587
206,114	Halcyon Loan Advisors Funding Ltd., Series 2013-2A-D (3 Month LIBOR USD + 3.80%)	4.12	% (a)	08/01/2025	180,154
1,123,700	Halcyon Loan Advisors Funding Ltd., Series 2015-3A-A1R (3 Month LIBOR USD + 0.90%)	1.14	% (a)	10/18/2027	1,125,409
9,500,000	Hayfin Ltd., Series 2018-8A-A (3 Month LIBOR USD + 1.12%, 1.12% Floor)	1.37	% (a)	04/20/2031	9,459,347
6,500,000	Hayfin Ltd., Series 2018-8A-B (3 Month LIBOR USD + 1.48%, 1.48% Floor)	1.73	% (a)	04/20/2031	6,436,386
15,000,000	Jamestown Ltd., Series 2016-9A-A1RR (3 Month LIBOR USD + 1.24%, 1.24% Floor)	1.50	% (a)	07/25/2034	14,967,312
1,755,000	Jamestown Ltd., Series 2018-6RA-A1 (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.41	% (a)	04/25/2030	1,744,059
20,000,000	LCM LP, Series 17A-A2RR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.39	% (a)	10/15/2031	19,838,811
3,000,000	Madison Park Funding Ltd., Series 2017-26A-BR (3 Month LIBOR USD + 1.60%)	1.90	% (a)	07/29/2030	2,979,144
19,000,000	Madison Park Funding Ltd., Series 2019-34A-AR (3 Month LIBOR USD + 1.12%, 1.12% Floor)	1.38	% (a)	04/25/2032	18,905,000
3,282,281	Marathon Ltd., Series 2013-5A-A1R (3 Month LIBOR USD + 0.87%)	1.35	% (a)	11/21/2027	3,286,945
8,625,000	Marathon Ltd., Series 2017-9A-A2 (3 Month LIBOR USD + 1.75%)	1.99	% (a)	04/15/2029	8,518,790
4,500,000	Marble Point Ltd., Series 2017-2A-A (3 Month LIBOR USD + 1.18%, 1.18% Floor)	1.42	% (a)	12/18/2030	4,484,295
25,000,000	Marble Point Ltd., Series 2018-2A-A1R (3 Month LIBOR USD + 1.28%, 1.28% Floor)	1.53	% (a)	01/20/2032	24,916,456
29,500,000	Marble Point Ltd., Series 2020-1A-A (3 Month LIBOR USD + 1.30%, 1.30% Floor)	1.55	% (a)	04/20/2033	29,441,599
23,000,000	Marble Point Ltd., Series 2021-3A-A1 (3 Month LIBOR USD + 1.24%, 1.24% Floor)	1.48	% (a)	10/17/2034	22,932,295
25,000,000	MKS Ltd., Series 2017-1A-AR (3 Month LIBOR USD + 1.00%, 1.00% Floor)	1.25	% (a)	07/20/2030	25,012,433
6,500,000	MKS Ltd., Series 2017-2A-A (3 Month LIBOR USD + 1.19%, 1.19% Floor)	1.44	% (a)	01/20/2031	6,477,227
2,000,000	MP Ltd., Series 2013-1A-AR (3 Month LIBOR USD + 1.25%)	1.50	% (a)	10/20/2030	1,993,073
10,000,000	MP Ltd., Series 2015-2A-ARR (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.48	% (a)	04/28/2034	9,964,102
25,000,000	MP Ltd., Series 2021-2A-A (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.46	% (a)	07/25/2034	24,837,189
22,600,000	Nassau Ltd., Series 2018-IA-A (3 Month LIBOR USD + 1.15%)	1.39	% (a)	07/15/2031	22,134,649
12,000,000	New Mountain Ltd., Series CLO-2A-A (3 Month LIBOR USD + 1.19%, 1.19% Floor)	1.43	% (a)	04/15/2034	11,950,179
8,898,846	Northwoods Capital Ltd., Series 2017-16A-A (3 Month LIBOR USD + 1.27%)	1.78	% (a)	11/15/2030	8,867,505
4,914,578	Ocean Trails, Series 2014-5A-ARR (3 Month LIBOR USD + 1.28%, 1.28% Floor)	1.52	% (a)	10/13/2031	4,875,762
15,000,000	OFSI Fund Ltd., Series 2018-1A-A (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.39	% (a)	07/15/2031	14,856,914
8,500,000	OHA Credit Funding Ltd., Series 2012-7A-AR3 (3 Month LIBOR USD + 1.07%, 1.07% Floor)	1.55	% (a)	02/20/2034	8,236,581
17,500,000	Palmer Square Loan Funding Ltd., Series 2021-2A-A (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.39	% (a)	07/15/2034	17,297,976
15,000,000	Park Avenue Institutional Advisers Ltd., Series 2016-1A-A1R (3 Month LIBOR USD + 1.20%)	1.66	% (a)	08/23/2031	14,948,563
10,000,000	Rad Ltd., Series 2020-7A-A1 (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.44	% (a)	04/17/2033	9,937,494
18,875,000	RR Ltd., Series 2021-14A-A1 (3 Month LIBOR USD + 1.12%, 1.12% Floor)	1.36	% (a)	04/15/2036	18,728,527
14,000,000	Sandstone Peak Ltd., Series 2021-1A-A1 (3 Month LIBOR USD + 1.22%, 1.22% Floor)	1.34	% (a)	10/15/2034	14,000,590
25,000,000	Shackleton Ltd., Series 2015-7RA-AR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.39	% (a)	07/15/2031	24,908,992
7,630,000	Sound Point Ltd., Series 2013-3RA-A (3 Month LIBOR USD + 1.15%, 1.15% Floor)	1.39	% (a)	04/18/2031	7,604,913
10,100,000	Sound Point Ltd., Series 2018-3A-A1A (3 Month LIBOR USD + 1.18%, 1.18% Floor)	1.45	% (a)	10/26/2031	10,019,604
25,000,000	Sound Point Ltd., Series 2019-2A-AR (3 Month LIBOR USD + 1.17%, 1.17% Floor)	1.41	% (a)	07/15/2034	24,805,408
29,000,000	Sound Point Ltd., Series 2020-3A-A1 (3 Month LIBOR USD + 1.28%, 1.28% Floor)	1.54	% (a)	01/25/2032	28,971,000
10,000,000	Steele Creek Ltd., Series 2014-1RA-A (3 Month LIBOR USD + 1.07%, 1.07% Floor)	1.33	% (a)	04/21/2031	9,927,682
8,000,000	Steele Creek Ltd., Series 2016-1A-AR (3 Month LIBOR USD + 1.12%, 1.12% Floor)	1.95	% (a)	06/15/2031	7,966,298
10,000,000	Steele Creek Ltd., Series 2017-1A-A (3 Month LIBOR USD + 1.25%)	1.49	% (a)	10/15/2030	9,984,783
6,000,000	Steele Creek Ltd., Series 2018-2A-A (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.69	% (a)	08/18/2031	5,979,853
11,000,000	Steele Creek Ltd., Series 2019-1A-BR (3 Month LIBOR USD + 1.80%, 1.80% Floor)	2.04	% (a)	04/15/2032	10,981,804
18,000,000	Steele Creek Ltd., Series 2019-2A-AR (3 Month LIBOR USD + 1.17%, 1.17% Floor)	1.41	% (a)	07/15/2032	17,920,883
9,000,000	Steele Creek Ltd., Series 2019-2A-BR (3 Month LIBOR USD + 1.85%, 1.85% Floor)	2.09	% (a)	07/15/2032	8,975,449
25,000,000	Symphony Ltd., Series 2014-15A-AR3 (3 Month LIBOR USD + 1.08%, 1.08% Floor)	1.32	% (a)	01/17/2032	24,831,250
20,000,000	Trestles Ltd., Series 2021-4A-A (3 Month LIBOR USD + 1.17%, 1.17% Floor)	1.43	% (a)	07/21/2034	19,815,000
20,000,000	Trimaran CAVU LLC, Series 2021-3A-A (3 Month LIBOR USD + 1.21%, 1.21% Floor)	1.31	% (a)	01/18/2035	20,001,573
10,000,000	Venture Ltd., Series 2014-19A-ARR (3 Month LIBOR USD + 1.26%, 1.26% Floor)	1.50	% (a)	01/15/2032	9,955,224
8,500,000	Venture Ltd., Series 2017-29A-AR (3 Month LIBOR USD + 0.99%, 0.99% Floor)	1.50	% (a)	09/07/2030	8,496,853
10,000,000	Venture Ltd., Series 2018-34A-A (3 Month LIBOR USD + 1.23%, 1.23% Floor)	1.47	% (a)	10/15/2031	9,966,070
3,948,182	Vibrant Ltd., Series 2015-3A-A1RR (3 Month LIBOR USD + 1.25%)	1.50	% (a)	10/20/2031	3,934,966
10,000,000	Vibrant Ltd., Series 2018-10A-A1 (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.45	% (a)	10/20/2031	9,966,759
15,000,000	Wellfleet Ltd., Series 2018-2A-A1 (3 Month LIBOR USD + 1.20%, 1.20% Floor)	1.45	% (a)	10/20/2031	14,962,691
10,000,000	Wellfleet Ltd., Series 2018-3A-A1A (3 Month LIBOR USD + 1.25%, 1.25% Floor)	1.50	% (a)	01/20/2032	9,964,762
4,000,000	Wellfleet Ltd., Series 2019-XA-A1R (3 Month LIBOR USD + 1.17%)	1.42	% (a)	07/20/2032	3,973,361
17,500,000	Wellfleet Ltd., Series 2020-1A-A1A (3 Month LIBOR USD + 1.31%, 1.31% Floor)	1.55	% (a)	04/15/2033	17,440,710
18,990,000	Wellfleet Ltd., Series 2020-2A-AR (3 Month LIBOR USD + 1.22%, 1.22% Floor)	1.46	% (a)	07/15/2034	18,940,011
50,000,000	Whitebox Ltd., Series 2021-3A-A1 (3 Month LIBOR USD + 1.22%, 1.22% Floor)	1.34	% (a)	10/15/2034	49,572,904
6,000,000	Whitehorse Ltd., Series 2018-12A-A (3 Month LIBOR USD + 1.25%, 1.25% Floor)	1.49	% (a)	10/15/2031	5,980,103
14,500,000	Wind River Ltd., Series 2014-2A-AR (3 Month LIBOR USD + 1.14%, 1.14% Floor)	1.38	% (a)	01/15/2031	14,407,547

Total Collateralized Loan Obligations (Cost $1,397,611,224)					1,389,526,372

Foreign Corporate Bonds - 6.7%
2,600,000	Adani Ports & Special Economic Zone Ltd.	3.38%		07/24/2024	2,562,407
6,860,000	AerCap Global Aviation Trust	1.75%		10/29/2024	6,470,160
3,850,000	AES Gener S.A. (5 Year CMT Rate + 4.92%)	6.35%		10/07/2079	3,809,305
6,655,000	AstraZeneca PLC	3.50%		08/17/2023	6,759,026
1,145,000	Avolon Holdings Funding Ltd.	5.13	% (a)	10/01/2023	1,165,791
2,800,000	Axiata SPV2 BHD	4.36%		03/24/2026	2,909,844
3,100,000	Banco Bilbao Vizcaya Argentaria Colombia S.A	4.88%		04/21/2025	3,109,471
5,450,000	Banco Bradesco S.A.	3.20%		01/27/2025	5,406,427
1,850,000	Banco Continental SAECA	2.75	% (a)	12/10/2025	1,693,111
200,000	Banco de Credito del Peru (5 Year CMT Rate + 2.45%)	3.25%		09/30/2031	185,897
5,700,000	Banco de Credito del Peru (5 Year CMT Rate + 2.45%)	3.25	% (a)	09/30/2031	5,298,064
3,550,000	Banco de Credito del Peru (5 Year CMT Rate + 3.00%)	3.13%		07/01/2030	3,345,609
3,300,000	Banco do Brasil S.A.	3.25	% (a)	09/30/2026	3,180,243
1,968,000	Banco Internacional del Peru S.A.A. (3 Month LIBOR USD + 5.76%)	6.63%		03/19/2029	2,024,737
3,350,000	Banco Internacional del Peru S.A.A. Interbank (1 Year CMT Rate + 3.71%)	4.00%		07/08/2030	3,224,124
500,000	Banco Latinoamericano de Comercio Exterior S.A.	2.38	% (a)	09/14/2025	482,397
300,000	Banco Latinoamericano de Comercio Exterior S.A.	2.38%		09/14/2025	289,439
2,500,000	Banco Mercantil del Norte S.A. (5 Year CMT Rate + 5.04%)	6.88	% (d)	07/06/2022	2,505,000
900,000	Banco Santander Chile	2.70%		01/10/2025	881,777
3,800,000	Bancolombia S.A. (5 Year CMT Rate + 2.93%)	4.88%		10/18/2027	3,782,710
7,100,000	Bancolombia S.A. (5 Year CMT Rate + 2.94%)	4.63%		12/18/2029	6,848,340
2,000,000	Bangkok Bank PCL	3.88%		09/27/2022	2,012,246
4,200,000	Banistmo S.A.	3.65%		09/19/2022	4,226,250
800,000	Banistmo S.A.	3.65	% (a)	09/19/2022	805,000
8,310,000	Bank of Montreal	1.50%		01/10/2025	7,966,629
5,445,000	Bank of Nova Scotia	0.55%		09/15/2023	5,297,702
1,830,000	Bank of Nova Scotia	0.65%		07/31/2024	1,741,991
7,330,000	Barclays PLC (1 Year CMT Rate + 0.80%)	1.01%		12/10/2024	7,041,678
615,000	BAT Capital Corporation	2.79%		09/06/2024	607,430
6,650,000	BAT International Finance PLC	1.67%		03/25/2026	6,110,455
1,500,000	BBVA Banco Continental S.A.	5.00%		08/26/2022	1,515,300
2,330,000	BBVA Bancomer S.A. (5 Year CMT Rate + 3.00%)	5.35%		11/12/2029	2,329,651
6,435,000	BNP Paribas S.A. (3 Month LIBOR USD + 2.24%)	4.71	% (a)	01/10/2025	6,573,340
5,180,000	BOC Aviation Corporation	1.63	% (a)	04/29/2024	4,978,706
7,050,000	BPCE S.A.	2.38	% (a)	01/14/2025	6,797,836
1,000,000	Camposol S.A.	6.00%		02/03/2027	943,325
3,750,000	Canadian Imperial Bank of Commerce	0.45%		06/22/2023	3,662,396
6,880,000	Canadian Pacific Railway Company	1.35%		12/02/2024	6,603,072
5,600,000	Chile Electricity PEC SpA		(a)	01/25/2028	4,237,660
3,000,000	CK Hutchison International 21 Ltd.	1.50	% (a)	04/15/2026	2,806,182
3,300,000	CK Hutchison International 21 Ltd.	1.50%		04/15/2026	3,086,800
6,880,000	Commonwealth Bank of Australia (Secured Overnight Financing Rate + 0.40%)	0.50	% (a)	07/07/2025	6,816,325
2,850,000	Corporacion Financiera de Desarrollo S.A. (3 Month LIBOR USD + 5.61%)	5.25%		07/15/2029	2,812,722
4,140,000	Daimler Trucks Finance North America LLC	1.63	% (a)	12/13/2024	3,956,538
2,900,000	DBS Group Holdings Ltd.	1.17	% (a)	11/22/2024	2,782,142
7,850,000	DBS Group Holdings Ltd. (5 Year CMT Rate + 1.10%)	1.82%		03/10/2031	7,338,415
6,996,000	Deutsche Bank AG	0.90%		05/28/2024	6,666,326
502,576	Digicel Group Ltd. (5.00% + 3.00% PIK)	8.00	% (a)	04/01/2025	441,870
188,186	Digicel Group Ltd. (7.00% PIK)	7.00	% (a)(d)	04/18/2022	150,968
4,500,000	Ecopetrol S.A.	5.88%		09/18/2023	4,620,465
6,000,000	Ecopetrol S.A.	4.13%		01/16/2025	5,917,650
1,440,268	Empresa Electrica Angamos S.A.	4.88%		05/25/2029	1,371,070
2,218,720	Empresa Electrica Cochrane SpA	5.50%		05/14/2027	2,136,150
2,552,000	Empresa Electrica Guacolda S.A.	4.56%		04/30/2025	867,680
100,000	Enbridge, Inc.	4.00%		10/01/2023	101,600
3,235,000	Enbridge, Inc.	0.55%		10/04/2023	3,136,809
3,365,000	Enbridge, Inc.	2.50%		02/14/2025	3,292,810
9,904,000	Enel Generacion Chile S.A.	4.25%		04/15/2024	10,089,056
1,300,000	Equate Petrochemical B.V.	4.25%		11/03/2026	1,320,312
500,000	Export Import Bank of Thailand (3 Month LIBOR USD + 0.85%)	1.31%		05/23/2024	501,367
2,500,000	Export Import Bank of Thailand (3 Month LIBOR USD + 0.90%)	1.38%		11/20/2023	2,518,062
6,254,779	Fenix Power Peru S.A.	4.32%		09/20/2027	6,109,074
10,971,846	Galaxy Pipeline Assets Bidco Ltd.	1.75%		09/30/2027	10,540,472
693,000	Geopark Ltd.	6.50%		09/21/2024	711,444
1,650,000	Glencore Funding LLC	4.13	% (a)	05/30/2023	1,679,304
1,565,000	Glencore Funding LLC	4.13	% (a)	03/12/2024	1,587,215
2,556,000	Glencore Funding LLC	4.00	% (a)	04/16/2025	2,572,575
4,723,487	GNL Quintero S.A.	4.63%		07/31/2029	4,782,720
1,800,000	Grupo Aval Ltd.	4.75%		09/26/2022	1,813,671
2,000,000	GrupoSura Finance S.A.	5.50%		04/29/2026	2,017,590
8,100,000	HPHT Finance Ltd.	2.88%		11/05/2024	8,017,775
6,920,000	HSBC Holdings PLC (Secured Overnight Financing Rate + 0.58%)	1.16%		11/22/2024	6,685,821
2,200,000	Indian Oil Corporation Ltd.	5.75%		08/01/2023	2,275,920
3,500,000	Inkia Energy Ltd.	5.88%		11/09/2027	3,384,517
898,577	Interoceanica Finance Ltd.			11/30/2025	849,155
35,034	Invepar Holdings		(f)(e)	12/30/2028	—
2,400,000	Inversiones CMPC S.A.	4.50%		04/25/2022	2,397,624
750,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 2.82%)	4.50%		11/21/2029	744,019
11,900,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.45%)	3.88%		04/15/2031	11,294,647
2,910,000	JDE Peet’s NV	0.80	% (a)	09/24/2024	2,733,118
5,700,000	Korea Development Bank	1.25%		06/03/2025	5,445,853
1,000,000	Korea Development Bank	0.80%		04/27/2026	922,675
4,650,000	Korea Development Bank	1.00%		09/09/2026	4,295,352
4,000,000	Korea East-West Power Company Ltd.	1.75	% (a)	05/06/2025	3,835,890
3,400,000	Korea East-West Power Company Ltd.	1.75%		05/06/2025	3,260,507
3,550,000	Korea Electric Power Corporation	1.13	% (a)	06/15/2025	3,334,433
6,200,000	Korea Electric Power Corporation	1.13%		06/15/2025	5,823,517
2,300,000	Korea Hydro & Nuclear Power Company Ltd.	1.25	% (a)	04/27/2026	2,145,726
4,200,000	Korea Southern Power Company Ltd.	0.75	% (a)	01/27/2026	3,852,396
10,115,000	KT Corporation	1.00%		09/01/2025	9,379,545
1,500,000	KT Corporation	2.50%		07/18/2026	1,462,532
6,300,000	LG Chem Ltd.	3.25%		10/15/2024	6,318,667
6,770,000	Lloyds Banking Group PLC (1 Year CMT Rate + 0.55%)	0.70%		05/11/2024	6,598,413
4,920,000	Macquarie Bank Ltd.	2.10	% (a)	10/17/2022	4,922,287
1,800,000	Macquarie Group Ltd. (3 Month LIBOR USD + 1.33%)	4.15	% (a)	03/27/2024	1,821,008
400,000	MEGlobal Canada ULC	5.00%		05/18/2025	413,288
6,400,000	MEGlobal Canada ULC	5.00	% (a)	05/18/2025	6,612,602
1,500,000	Mercury Chile Holdco LLC	6.50	% (a)	01/24/2027	1,437,622
450,000	Millicom International Cellular S.A.	6.63%		10/15/2026	462,373
2,205,000	Millicom International Cellular S.A.	5.13%		01/15/2028	2,200,149
4,700,000	Minejesa Capital B.V.	4.63%		08/10/2030	4,476,750
5,460,000	Mitsubishi UFJ Financial Group, Inc. (1 Year CMT Rate + 0.45%)	0.96%		10/11/2025	5,151,254
8,086,000	Mitsubishi UFJ Financial Group, Inc. (3 Month LIBOR USD + 0.86%)	1.13%		07/26/2023	8,127,004
6,690,000	Mizuho Financial Group, Inc. (Secured Overnight Financing Rate + 0.96%)	1.16%		05/22/2026	6,647,770
5,200,000	Multibank, Inc.	4.38%		11/09/2022	5,237,934
6,420,000	NatWest Group PLC (3 Month LIBOR USD + 1.55%)	2.52%		06/25/2024	6,479,597
4,000,000	NongHyup Bank	1.25	% (a)	07/20/2025	3,770,564
5,000,000	NongHyup Bank	1.25%		07/20/2025	4,713,204
1,600,000	ONGC Videsh Ltd.	3.75%		05/07/2023	1,608,405
400,000	ONGC Videsh Ltd.	4.63%		07/15/2024	408,127
500,000	ONGC Videsh Ltd.	3.75%		07/27/2026	494,273
4,333,000	Orazul Energy Egenor S en C por A	5.63%		04/28/2027	4,157,990
10,400,000	Oversea-Chinese Banking Corporation Ltd. (5 Year CMT Rate + 1.58%)	1.83%		09/10/2030	9,809,904
1,900,000	Oversea-Chinese Banking Corporation Ltd. (5 Year CMT Rate + 1.58%)	1.83	% (a)	09/10/2030	1,792,194
480,095	Panama Metro Line SP			12/05/2022	473,955
1,600,000	Pertamina Persero PT	4.30%		05/20/2023	1,624,365
5,200,000	Pertamina Persero PT	1.40%		02/09/2026	4,822,063
1,352,760	Peru Enhanced Pass-Through Finance Ltd.			06/02/2025	1,290,222
200,000	Petrobras Global Finance B.V.	6.25%		03/17/2024	209,936
9,000,000	Petronas Capital Ltd.	3.50%		03/18/2025	9,089,279
3,300,000	POSCO	2.38%		01/17/2023	3,291,066
1,000,000	POSCO	2.75%		07/15/2024	992,271
2,450,000	PSA Treasury Pte Ltd.	2.50%		04/12/2026	2,407,342
1,700,000	Qatar Energy	1.38	% (a)	09/12/2026	1,589,168
6,000,000	Qatar Petroleum	1.38%		09/12/2026	5,608,830
4,600,000	Reliance Holdings, Inc.	4.13%		01/28/2025	4,664,451
9,050,000	Royal Bank of Canada (Secured Overnight Financing Rate + 0.53%)	0.66%		01/20/2026	8,976,389
8,700,000	SA Global Sukuk Ltd.	1.60%		06/17/2026	8,189,919
1,500,000	SA Global Sukuk Ltd.	1.60	% (a)	06/17/2026	1,412,055
4,916,000	Sable International Finance Ltd.	5.75%		09/07/2027	4,956,434
200,000	Saudi Arabian Oil Company	1.25	% (a)	11/24/2023	195,705
8,000,000	Scotiabank Peru S.A. (3 Month LIBOR USD + 3.86%)	4.50%		12/13/2027	8,045,680
1,400,000	SingTel Group Treasury Pte Ltd.	3.25%		06/30/2025	1,409,737
4,855,000	SingTel Group Treasury Pte Ltd.	2.38%		10/03/2026	4,715,434
7,080,000	Sumitomo Mitsui Trust Bank Ltd.	0.80	% (a)	09/12/2023	6,894,306
7,250,000	Telefonica Chile S.A.	3.88%		10/12/2022	7,291,615
9,200,000	TNB Global Ventures Capital BHD	3.24%		10/19/2026	9,107,310
6,930,000	Toronto-Dominion Bank	0.70%		09/10/2024	6,582,886
4,300,000	Transportadora de Gas del Peru S.A.	4.25%		04/30/2028	4,371,466
6,745,000	UBS Group Funding Switzerland AG (1 Year CMT Rate + 0.83%)	1.01	% (a)	07/30/2024	6,564,418
4,850,000	United Overseas Bank Ltd. (5 Year CMT Rate + 1.50%)	3.75%		04/15/2029	4,875,432
7,900,000	United Overseas Bank Ltd. (5 Year CMT Rate + 1.52%)	1.75%		03/16/2031	7,364,182
1,500,000	Vedanta Resources Ltd.	7.13%		05/31/2023	1,417,875
200,000	Vedanta Resources Ltd.	6.13%		08/09/2024	175,250
6,950,000	Volkswagen Group of America Finance LLC	0.88	% (a)	11/22/2023	6,715,666
4,445,000	VTR Comunicaciones SpA	5.13%		01/15/2028	4,242,686

Total Foreign Corporate Bonds (Cost $583,652,006)					559,299,724

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations - 1.2%
2,600,000	Abu Dhabi Government International Bond	0.75	% (a)	09/02/2023	2,546,518
3,000,000	Abu Dhabi Government International Bond	2.50	% (a)	04/16/2025	2,988,120
9,500,000	Brazilian Government International Bond	2.88%		06/06/2025	9,317,505
2,400,000	Chile Government International Bond	3.13%		01/21/2026	2,420,952
1,950,000	Colombia Government International Bond	2.63%		03/15/2023	1,941,128
10,300,000	Colombia Government International Bond	4.50%		01/28/2026	10,302,111
514,000	Indonesia Government International Bond	3.38%		04/15/2023	521,242
5,100,000	Malaysia Sovereign Sukuk BHD	3.04%		04/22/2025	5,115,300
2,400,000	Panama Government International Bond	4.00%		09/22/2024	2,456,400
7,500,000	Panama Government International Bond	3.75%		03/16/2025	7,640,325
9,500,000	Perusahaan Penerbit SBSN Indonesia III	2.30%		06/23/2025	9,359,875
1,000,000	Perusahaan Penerbit SBSN Indonesia III	1.50%		06/09/2026	942,500
2,500,000	Perusahaan Penerbit SBSN Indonesia III	1.50	% (a)	06/09/2026	2,356,250
11,800,000	Peruvian Government International Bond	2.39%		01/23/2026	11,471,842
11,900,000	Qatar Government International Bond	3.25%		06/02/2026	12,144,569
3,000,000	Republic of South Africa Government Bond	4.67%		01/17/2024	3,068,862
1,500,000	Republic of South Africa Government Bond	4.88%		04/14/2026	1,530,547
10,600,000	Saudi Government International Bond	3.25%		10/26/2026	10,864,290

Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $101,720,345)					96,988,336

Non-Agency Commercial Mortgage Backed Obligations - 12.5%
3,553,000	20 Times Square Trust, Series 2018-20TS-F	3.10	% (a)(b)	05/15/2035	3,335,236
3,392,000	20 Times Square Trust, Series 2018-20TS-G	3.10	% (a)(b)	05/15/2035	3,144,112
2,000,000	Alen Mortgage Trust, Series 2021-ACEN-B (1 Month LIBOR USD + 1.65%, 1.65% Floor)	2.05	% (a)	04/15/2034	1,957,078
8,415,000	Alen Mortgage Trust, Series 2021-ACEN-D (1 Month LIBOR USD + 3.10%, 3.10% Floor)	3.50	% (a)	04/15/2034	8,248,882
40,902,000	Arbor Multifamily Mortgage Securities Trust, Series 2020-MF1-XD	0.55	% (a)(b)(g)	05/15/2053	1,522,221
113,073,757	Arbor Multifamily Mortgage Securities Trust, Series 2021-MF2-XA	1.12	% (a)(b)(g)	06/15/2054	8,971,792
2,000,000	Arbor Realty Ltd., Series 2020-FL1-B (Secured Overnight Financing Rate 1 Month + 1.91%, 1.80% Floor)	2.22	% (a)	02/15/2035	1,991,588
2,830,000	Arbor Realty Ltd., Series 2020-FL1-D (Secured Overnight Financing Rate 1 Month + 2.56%, 2.45% Floor)	2.87	% (a)	02/15/2035	2,805,942
12,000,000	AREIT Trust, Series 2019-CRE3-C (Secured Overnight Financing Rate 30 Day Average + 2.01%, 1.90% Floor)	2.06	% (a)	09/14/2036	11,897,448
1,251,000	AREIT Trust, Series 2019-CRE3-D (Secured Overnight Financing Rate 30 Day Average + 2.76%, 2.65% Floor)	2.81	% (a)	09/14/2036	1,228,463
9,763,000	Atrium Hotel Portfolio Trust, Series 2018-ATRM-E (1 Month LIBOR USD + 3.40%, 3.40% Floor)	3.80	% (a)	06/15/2035	9,308,142
3,100,000	BAMLL Commercial Mortgage Securities Trust, Series 2021-JACX-C (1 Month LIBOR USD + 2.00%, 2.00% Floor)	2.40	% (a)	09/15/2038	3,064,253
3,705,000	Bancorp Commercial Mortgage Trust, Series 2019-CRE6-E (Secured Overnight Financing Rate 30 Day Average + 2.96%, 2.85% Floor)	3.01	% (a)	09/15/2036	3,642,649
197,786,466	BANK, Series 2021-BN35-XA	1.05	% (b)(g)	06/15/2064	14,223,616
178,987,358	BANK, Series 2021-BN36-XA	0.92	% (b)(g)	09/15/2064	10,333,978
15,176,000	BBCMS Mortgage Trust, Series 2018-TALL-F (1 Month LIBOR USD + 3.24%, 3.24% Floor)	3.63	% (a)	03/15/2037	14,015,921
11,001,000	BBCMS Mortgage Trust, Series 2019-BWAY-E (1 Month LIBOR USD + 2.85%, 2.85% Floor)	3.25	% (a)	11/15/2034	10,395,848
29,456,500	BBCMS Mortgage Trust, Series 2021-C10-XB	1.02	% (b)(g)	07/15/2054	2,344,487
21,205,000	BBCMS Mortgage Trust, Series 2021-C10-XD	1.70	% (a)(b)(g)	07/15/2054	2,748,982
7,351,482	BB-UBS Trust, Series 2012-TFT-TE	3.56	% (a)(b)(e)	06/05/2030	5,982,488
2,000,000	BDS Ltd., Series 2019-FL4-B (1 Month LIBOR USD + 1.75%, 1.75% Floor)	2.19	% (a)	08/15/2036	1,972,692
9,315,000	BDS Ltd., Series 2021-FL10-AS (1 Month LIBOR USD + 1.65%, 1.65% Floor)	2.12	% (a)	12/16/2036	9,231,510
18,689,758	Benchmark Mortgage Trust, Series 2019-B15-XA	0.82	% (b)(g)	12/15/2072	897,329
157,695,000	Benchmark Mortgage Trust, Series 2020-IG1-XA	0.51	% (b)(g)	09/15/2043	5,053,652
14,962,000	BFLD, Series 2019-DPLO-F (1 Month LIBOR USD + 2.54%, 2.54% Floor)	2.94	% (a)	10/15/2034	14,453,126
165,041,500	BHMS Trust, Series 2018-ATLS-XCP		(a)(b)(g)	07/15/2035	1,650
3,000,000	BPR Trust, Series 2021-TY-C (1 Month LIBOR USD + 1.70%, 1.70% Floor)	2.10	% (a)	09/15/2038	2,939,037
7,491,000	Braemar Hotels & Resorts Trust, Series 2018-PRME-E (1 Month LIBOR USD + 2.40%, 2.40% Floor)	2.80	% (a)	06/15/2035	7,258,947
13,968,000	BRSP Ltd., Series 2021-FL1-AS (1 Month LIBOR USD + 1.60%, 1.60% Floor)	2.05	% (a)	08/19/2038	13,855,949
16,920,000	BSPRT Issuer Ltd., Series 2022-FL8-A (Secured Overnight Financing Rate 30 Day Average + 1.50%, 1.50% Floor)	1.55	% (a)	02/15/2037	16,887,644
13,155,000	BSREP Commercial Mortgage Trust, Series 2021-DC-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.30	% (a)	08/15/2038	12,792,717
13,600,000	BX Commercial Mortgage Trust, Series 2019-XL-E (1 Month LIBOR USD + 1.80%, 1.80% Floor)	2.20	% (a)	10/15/2036	13,472,927
8,750,000	BX Commercial Mortgage Trust, Series 2021-SOAR-E (1 Month LIBOR USD + 1.80%, 1.80% Floor)	2.20	% (a)	06/15/2038	8,539,685
17,312,000	BX Commercial Mortgage Trust, Series 2021-VOLT-E (1 Month LIBOR USD + 2.00%, 2.00% Floor)	2.40	% (a)	09/15/2036	16,702,825
978,567	BX Trust, Series 2018-EXCL-C (1 Month LIBOR USD + 1.98%, 1.98% Floor)	2.37	% (a)	09/15/2037	935,844
6,882,000	BX Trust, Series 2019-IMC-F (1 Month LIBOR USD + 2.90%, 2.90% Floor)	3.30	% (a)	04/15/2034	6,721,581
14,384,020	BX Trust, Series 2019-MMP-E (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.30	% (a)	08/15/2036	14,009,870
9,594,000	BX Trust, Series 2019-OC11-E	4.08	% (a)(b)	12/09/2041	8,369,272
5,700,000	BX Trust, Series 2021-MFM1-E (1 Month LIBOR USD + 2.25%, 2.25% Floor)	2.65	% (a)	01/15/2034	5,547,774
17,229,000	BX Trust, Series 2021-RISE-D (1 Month LIBOR USD + 1.75%, 1.75% Floor)	2.15	% (a)	11/15/2036	16,816,827
6,250,000	BX Trust, Series 2021-SDMF-D (1 Month LIBOR USD + 1.39%, 1.39% Floor)	1.78	% (a)	09/15/2034	6,009,564
2,915,000	BX Trust, Series 2021-VIEW-E (1 Month LIBOR USD + 3.60%, 3.60% Floor)	4.00	% (a)	06/15/2023	2,823,458
1,900,000	BXHPP Trust, Series 2021-FILM-D (1 Month LIBOR USD + 1.50%, 1.50% Floor)	1.90	% (a)	08/15/2036	1,826,143
1,650,000	BXHPP Trust, Series 2021-FILM-E (1 Month LIBOR USD + 2.00%, 2.00% Floor)	2.40	% (a)	08/15/2036	1,574,317
6,029,069	Carbon Capital Commercial Mortgage Trust, Series 2019-FL2-B (1 Month LIBOR USD + 2.85%, 2.85% Floor)	3.25	% (a)	10/15/2035	5,864,676
45,606,237	CD Commercial Mortgage Trust, Series 2017-CD3-XA	0.98	% (b)(g)	02/10/2050	1,749,879
65,158,931	CD Commercial Mortgage Trust, Series 2017-CD4-XA	1.27	% (b)(g)	05/10/2050	2,841,933
2,950,000	CD Commercial Mortgage Trust, Series 2017-CD6-C	4.26	% (b)	11/13/2050	2,877,431
20,434,073	CFCRE Commercial Mortgage Trust, Series 2016-C3-XA	0.99	% (b)(g)	01/10/2048	647,466
20,671,747	CFCRE Commercial Mortgage Trust, Series 2016-C4-XA	1.63	% (b)(g)	05/10/2058	1,069,622
46,338,563	CFCRE Commercial Mortgage Trust, Series 2017-C8-XA	1.49	% (b)(g)	06/15/2050	2,791,412
16,201,000	CFCRE Commercial Mortgage Trust, Series 2017-C8-XB	0.90	% (b)(g)	06/15/2050	669,608
39,410,000	CFCRE Commercial Mortgage Trust, Series 2018-TAN-X	1.63	% (a)(b)(g)	02/15/2033	338,173
6,793,743	Citigroup Commercial Mortgage Trust, Series 2014-GC25-XA	0.96	% (b)(g)	10/10/2047	132,869
4,907,569	Citigroup Commercial Mortgage Trust, Series 2015-GC27-XA	1.33	% (b)(g)	02/10/2048	149,912
10,750,000	Citigroup Commercial Mortgage Trust, Series 2015-GC31-C	4.04	% (b)	06/10/2048	10,414,850
18,054,183	Citigroup Commercial Mortgage Trust, Series 2016-GC36-XA	1.22	% (b)(g)	02/10/2049	669,402
11,771,542	Citigroup Commercial Mortgage Trust, Series 2016-P3-XA	1.66	% (b)(g)	04/15/2049	550,508
2,519,000	Citigroup Commercial Mortgage Trust, Series 2016-P4-B	3.38%		07/10/2049	2,428,043
12,239,548	Citigroup Commercial Mortgage Trust, Series 2016-P4-XA	1.90	% (b)(g)	07/10/2049	774,777
11,741,936	Citigroup Commercial Mortgage Trust, Series 2017-P7-XA	1.13	% (b)(g)	04/14/2050	535,320
2,000,000	CLNC Ltd., Series 2019-FL1-B (Secured Overnight Financing Rate 30 Day Average + 2.01%, 1.90% Floor)	2.06	% (a)	08/20/2035	1,992,406
19,958,000	CLNC Ltd., Series 2019-FL1-D (Secured Overnight Financing Rate 30 Day Average + 3.01%, 2.90% Floor)	3.06	% (a)	08/20/2035	19,662,342
23,139,906	Commercial Mortgage Pass-Through Certificates, Series 2013-CR12-XA	1.10	% (b)(g)	10/10/2046	307,254
2,273,811	Commercial Mortgage Pass-Through Certificates, Series 2014-CR17-XA	0.96	% (b)(g)	05/10/2047	36,373
233,000	Commercial Mortgage Pass-Through Certificates, Series 2014-CR19-C	4.70	% (b)	08/10/2047	229,828
1,769,996	Commercial Mortgage Pass-Through Certificates, Series 2014-FL5-D (1 Month LIBOR USD + 4.00%, 4.00% Floor)	4.40	% (a)	10/15/2031	1,733,136
15,270,888	Commercial Mortgage Pass-Through Certificates, Series 2015-CR22-XA	0.86	% (b)(g)	03/10/2048	322,413
32,368,987	Commercial Mortgage Pass-Through Certificates, Series 2015-CR25-XA	0.82	% (b)(g)	08/10/2048	739,424
35,597,616	Commercial Mortgage Pass-Through Certificates, Series 2015-CR27-XA	0.91	% (b)(g)	10/10/2048	965,895
9,657,000	Commercial Mortgage Pass-Through Certificates, Series 2015-LC21-B	4.33	% (b)	07/10/2048	9,747,330
45,272,025	Commercial Mortgage Pass-Through Certificates, Series 2015-LC21-XA	0.67	% (b)(g)	07/10/2048	813,647
1,769,000	Commercial Mortgage Pass-Through Certificates, Series 2016-CR28-C	4.64	% (b)	02/10/2049	1,759,025
13,815,671	Commercial Mortgage Pass-Through Certificates, Series 2016-DC2-XA	0.95	% (b)(g)	02/10/2049	409,054
11,396,000	Commercial Mortgage Pass-Through Certificates, Series 2018-HCLV-D (1 Month LIBOR USD + 2.18%, 2.18% Floor)	2.57	% (a)	09/15/2033	10,997,782
6,482,690	Commercial Mortgage Pass-Through Trust, Series 2013-CR10-XA	0.71	% (b)(g)	08/10/2046	50,332
3,321,000	Commercial Mortgage Pass-Through Trust, Series 2013-LC13-C	5.26	% (a)(b)	08/10/2046	3,350,253
5,373,000	Commercial Mortgage Pass-Through Trust, Series 2015-DC1-C	4.33	% (b)	02/10/2048	5,151,054
8,410,177	Commercial Mortgage Pass-Through Trust, Series 2015-DC1-XA	1.02	% (b)(g)	02/10/2048	188,639
1,470,000	Commercial Mortgage Pass-Through Trust, Series 2015-LC23-C	4.61	% (b)	10/10/2048	1,451,740
12,389	Credit Suisse Commercial Mortgage Trust, Series 2007-C1-AM	5.42%		02/15/2040	13,018
26,288,399	CSAIL Commercial Mortgage Trust, Series 2015-C1-XA	0.82	% (b)(g)	04/15/2050	472,534
9,277,000	CSAIL Commercial Mortgage Trust, Series 2015-C4-B	4.31	% (b)	11/15/2048	9,319,394
3,001,797	CSAIL Commercial Mortgage Trust, Series 2016-C6-XA	1.87	% (b)(g)	01/15/2049	182,240
126,649,502	CSAIL Commercial Mortgage Trust, Series 2021-C20-XA	1.05	% (b)(g)	03/15/2054	8,999,625
9,873,828	CSMC Trust, Series 2014-USA-X1	0.54	% (a)(b)(g)	09/15/2037	154,055
2,979,000	CSMC Trust, Series 2020-FACT-C (1 Month LIBOR USD + 2.60%, 2.60% Floor)	3.00	% (a)	10/15/2037	2,976,434
8,697,000	CSMC Trust, Series 2020-FACT-D (1 Month LIBOR USD + 3.71%, 3.71% Floor)	4.11	% (a)	10/15/2037	8,698,674
6,295,000	CSMC Trust, Series 2020-NET-D	3.71	% (a)(b)	08/15/2037	6,007,208
3,350,000	CSMC Trust, Series 2021-ADV-C (1 Month LIBOR USD + 2.30%, 2.30% Floor)	2.70	% (a)	07/15/2038	3,236,835
1,600,000	CSWF Trust, Series 2018-TOP-G (1 Month LIBOR USD + 3.25%, 3.25% Floor)	3.65	% (a)	08/15/2035	1,576,374
3,750,000	DBCG Mortgage Trust, Series 2017-BBG-C (1 Month LIBOR USD + 1.00%, 1.00% Floor)	1.40	% (a)	06/15/2034	3,685,797
6,415,000	DBGS Mortgage Trust, Series 2018-5BP-D (1 Month LIBOR USD + 1.50%, 1.35% Floor)	1.90	% (a)	06/15/2033	6,296,297
9,876,000	DBGS Mortgage Trust, Series 2018-5BP-F (1 Month LIBOR USD + 2.60%, 2.45% Floor)	3.00	% (a)	06/15/2033	9,127,097
16,645,724	DBJPM Mortgage Trust, Series 2016-C1-XA	1.38	% (b)(g)	05/10/2049	713,194
1,120,000	DBJPM Mortgage Trust, Series 2017-C6-C	4.17	% (b)	06/10/2050	1,082,001
14,992,000	Fontainebleau Miami Beach Trust, Series 2019-FBLU-G	3.96	% (a)(b)	12/10/2036	13,757,056
2,663,200	FREMF Mortgage Trust, Series 2016-KF18-B (1 Month LIBOR USD + 5.50%, 5.50% Floor)	5.74	% (a)	05/25/2026	2,641,478
124,762,277	FREMF Mortgage Trust, Series 2017-K67-X2B	0.10	% (a)(g)	09/25/2049	568,679
2,082,653	FREMF Mortgage Trust, Series 2017-KF27-B (1 Month LIBOR USD + 4.35%, 4.35% Floor)	4.59	% (a)	12/25/2026	2,078,920
2,481,119	FREMF Mortgage Trust, Series 2017-KF30-B (1 Month LIBOR USD + 3.25%, 3.25% Floor)	3.49	% (a)	03/25/2027	2,466,373
5,794,734	FREMF Mortgage Trust, Series 2017-KSW2-B (1 Month LIBOR USD + 2.65%, 2.65% Floor)	2.89	% (a)	05/25/2027	5,798,600
845,940	FREMF Mortgage Trust, Series 2018-KF44-B (1 Month LIBOR USD + 2.15%, 2.15% Floor)	2.39	% (a)	02/25/2025	839,882
1,929,206	FREMF Mortgage Trust, Series 2018-KF49-B (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.14	% (a)	06/25/2025	1,863,324
2,668,459	FREMF Mortgage Trust, Series 2019-KF61-B (1 Month LIBOR USD + 2.20%, 2.20% Floor)	2.44	% (a)	04/25/2029	2,653,981
2,504,879	FREMF Mortgage Trust, Series 2019-KF64-B (1 Month LIBOR USD + 2.30%, 2.30% Floor)	2.54	% (a)	06/25/2026	2,500,815
1,963,507	FREMF Mortgage Trust, Series 2019-KF69-B (1 Month LIBOR USD + 2.30%, 2.30% Floor)	2.54	% (a)	08/25/2029	1,958,474
4,190,952	FREMF Mortgage Trust, Series 2019-KF72-B (1 Month LIBOR USD + 2.10%, 2.10% Floor)	2.34	% (a)	11/25/2026	4,073,999
13,636,000	Great Wolf Trust, Series 2019-WOLF-F (1 Month LIBOR USD + 3.13%, 3.13% Floor)	3.53	% (a)	12/15/2036	13,027,915
2,000,000	Greystone Commercial Real Estate Notes, Series 2019-FL2-B (1 Month LIBOR USD + 1.60%, 1.60% Floor)	2.00	% (a)	09/15/2037	1,990,078
7,810,000	Greystone Commercial Real Estate Notes, Series 2019-FL2-C (1 Month LIBOR USD + 2.00%, 2.00% Floor)	2.40	% (a)	09/15/2037	7,785,242
3,903,000	Greystone Commercial Real Estate Notes, Series 2019-FL2-D (1 Month LIBOR USD + 2.40%, 2.40% Floor)	2.80	% (a)	09/15/2037	3,854,540
10,700,000	Greystone Commercial Real Estate Notes, Series 2021-FL3-C (1 Month LIBOR USD + 2.00%, 2.00% Floor)	2.40	% (a)	07/15/2039	10,416,835
5,000,000	GS Mortgage Securities Corporation Trust, Series 2018-TWR-E (1 Month LIBOR USD + 2.10%, 2.10% Floor)	2.50	% (a)	07/15/2031	4,759,851
5,000,000	GS Mortgage Securities Corporation Trust, Series 2018-TWR-F (1 Month LIBOR USD + 2.80%, 2.80% Floor)	3.20	% (a)	07/15/2031	4,756,157
5,000,000	GS Mortgage Securities Corporation Trust, Series 2018-TWR-G (1 Month LIBOR USD + 3.92%, 3.93% Floor)	4.32	% (a)	07/15/2031	4,420,453
10,950,000	GS Mortgage Securities Corporation Trust, Series 2021-ARDN-E (1 Month LIBOR USD + 3.35%, 3.35% Floor)	3.75	% (a)	11/15/2036	10,767,695
3,585,706	GS Mortgage Securities Trust, Series 2014-GC24-XA	0.71	% (b)(g)	09/10/2047	51,516
31,753,456	GS Mortgage Securities Trust, Series 2015-GC32-XA	0.73	% (b)(g)	07/10/2048	641,899
8,673,781	GS Mortgage Securities Trust, Series 2015-GS1-XA	0.76	% (b)(g)	11/10/2048	209,500
14,500,435	GS Mortgage Securities Trust, Series 2016-GS2-XA	1.74	% (b)(g)	05/10/2049	827,476
25,183,389	GS Mortgage Securities Trust, Series 2016-GS3-XA	1.20	% (b)(g)	10/10/2049	1,077,028
2,314,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSD	4.58	% (a)(b)	03/10/2033	2,159,541
2,893,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSE	4.58	% (a)(b)	03/10/2033	2,639,863
12,284,000	GS Mortgage Securities Trust, Series 2019-SMP-E (1 Month LIBOR USD + 2.60%, 2.60% Floor)	3.00	% (a)	08/15/2032	11,666,916
6,838,000	GS Mortgage Securities Trust, Series 2019-SMP-F (1 Month LIBOR USD + 3.10%, 3.10% Floor)	3.50	% (a)	08/15/2032	6,366,692
14,505,000	GSCG Trust, Series 2019-600C-E	3.99	% (a)(b)	09/06/2034	13,539,885
1,026,169	HPLY Trust, Series 2019-HIT-D (1 Month LIBOR USD + 2.00%, 2.00% Floor)	2.40	% (a)	11/15/2036	1,002,990
1,874,596	HPLY Trust, Series 2019-HIT-E (1 Month LIBOR USD + 2.35%, 2.35% Floor)	2.75	% (a)	11/15/2036	1,818,146
5,292,001	HPLY Trust, Series 2019-HIT-F (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.55	% (a)	11/15/2036	5,066,498
3,830,371	IMT Trust, Series 2017-APTS-EFL (1 Month LIBOR USD + 2.15%, 2.15% Floor)	2.55	% (a)	06/15/2034	3,792,685
214,754	IMT Trust, Series 2017-APTS-FFL (1 Month LIBOR USD + 2.85%, 2.85% Floor)	3.25	% (a)	06/15/2034	213,189
9,040,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-MFP-E (1 Month LIBOR USD + 2.16%, 2.16% Floor)	2.56	% (a)	07/15/2036	8,807,915
1,712,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-MFP-F (1 Month LIBOR USD + 3.00%, 3.00% Floor)	3.40	% (a)	07/15/2036	1,662,410
6,339,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2014-C20-B	4.40	% (b)	07/15/2047	6,354,151
15,448,914	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2015-JP1-XA	0.89	% (b)(g)	01/15/2049	451,230
32,220,067	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4-XA	0.59	% (b)(g)	12/15/2049	669,926
336,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT-CFX	4.95	% (a)	07/05/2033	339,448
5,245,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT-EFX	5.54	% (a)(b)	07/05/2033	5,243,270
4,216,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-C	4.34	% (a)	05/05/2032	4,068,242
4,314,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-D	4.45	% (a)(b)	05/05/2032	4,089,875
5,040,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-E	4.45	% (a)(b)	05/05/2032	4,723,816
5,287,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-F	4.45	% (a)(b)	05/05/2032	4,628,298
5,775,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-G	4.45	% (a)(b)	05/05/2032	5,048,037
11,575,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2020-NNN-EFX	3.97	% (a)	01/16/2037	10,952,250
2,809,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2021-MHC-D (1 Month LIBOR USD + 1.70%, 1.70% Floor)	2.10	% (a)	04/15/2038	2,741,316
4,744,640	JPMBB Commercial Mortgage Securities Trust, Series 2014-C18-XA	0.77	% (b)(g)	02/15/2047	52,595
1,500,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C23-B	4.48	% (b)	09/15/2047	1,497,509
500,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C23-C	4.48	% (b)	09/15/2047	486,143
4,240,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C23-D	3.98	% (a)(b)	09/15/2047	3,942,550
17,087,719	JPMBB Commercial Mortgage Securities Trust, Series 2014-C25-XA	0.82	% (b)(g)	11/15/2047	306,801
1,303,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C26-C	4.38	% (b)	01/15/2048	1,272,341
5,287,890	JPMBB Commercial Mortgage Securities Trust, Series 2015-C27-D	3.80	% (a)(b)	02/15/2048	4,516,324
2,828,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C29-B	4.12	% (b)	05/15/2048	2,739,636
14,806,272	JPMBB Commercial Mortgage Securities Trust, Series 2015-C29-XA	0.60	% (b)(g)	05/15/2048	220,961
24,367,263	JPMBB Commercial Mortgage Securities Trust, Series 2015-C30-XA	0.49	% (b)(g)	07/15/2048	338,890
10,662,160	JPMBB Commercial Mortgage Securities Trust, Series 2015-C31-XA	0.82	% (b)(g)	08/15/2048	249,654
17,062,645	JPMBB Commercial Mortgage Securities Trust, Series 2015-C32-XA	1.20	% (b)(g)	11/15/2048	400,232
580,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C33-C	4.61	% (b)	12/15/2048	567,230
7,942,000	KREF Ltd., Series 2021-FL2-B (1 Month LIBOR USD + 1.65%, 1.65% Floor)	2.09	% (a)	02/15/2039	7,882,467
14,523,000	KREF Ltd., Series 2022-FL3-A (Secured Overnight Financing Rate 1 Month + 1.45%, 1.45% Floor)	1.78	% (a)	02/17/2039	14,475,597
10,000,000	LCCM, Series 2017-LC26-C	4.71	% (a)	07/12/2050	9,615,673
6,367,000	LCCM, Series 2021-FL3-AS (1 Month LIBOR USD + 1.80%, 1.80% Floor)	2.20	% (a)	11/15/2038	6,293,971
2,400,000	LCCM, Series 2021-FL3-B (1 Month LIBOR USD + 2.20%, 2.20% Floor)	2.60	% (a)	11/15/2038	2,366,472
1,000,000	LoanCore Issuer Ltd., Series 2018-CRE1-C (1 Month LIBOR USD + 2.55%, 2.55% Floor)	2.95	% (a)	05/15/2028	1,003,341
2,000,000	LoanCore Issuer Ltd., Series 2019-CRE2-B (1 Month LIBOR USD + 1.70%, 1.70% Floor)	2.10	% (a)	05/15/2036	1,994,584
5,735,000	LoanCore Issuer Ltd., Series 2022-CRE7-A (Secured Overnight Financing Rate 30 Day Average + 1.55%, 1.55% Floor)	1.60	% (a)	01/17/2037	5,716,281
8,685,631	LSTAR Commercial Mortgage Trust, Series 2016-4-XA	1.76	% (a)(b)(g)	03/10/2049	276,573
65,292,343	LSTAR Commercial Mortgage Trust, Series 2017-5-X	0.79	% (a)(b)(g)	03/10/2050	1,686,769
17,236,000	Med Trust, Series 2021-MDLN-D (1 Month LIBOR USD + 2.00%, 2.00% Floor)	2.40	% (a)	11/15/2038	16,900,922
2,527,632	Merchants Bank of Indiana Multifamily Housing Mortgage Loan Trust, Series 2021-Q015-B (Secured Overnight Financing Rate 30 Day Average + 2.85%)	2.96	% (a)	08/25/2024	2,528,435
5,150,000	MF1 Ltd., Series 2021-FL6-C (1 Month LIBOR USD + 1.85%, 1.85% Floor)	2.32	% (a)	07/16/2036	5,067,564
12,550,000	MF1 Ltd., Series 2022-FL8-AS (Secured Overnight Financing Rate 30 Day Average + 1.75%, 1.75% Floor)	1.80	% (a)	02/19/2037	12,540,062
11,933,000	MFT Trust, Series 2020-ABC-D	3.48	% (a)(b)	02/10/2042	9,988,271
1,635,000	MHC Commercial Mortgage Trust, Series 2021-MHC2-E (1 Month LIBOR USD + 1.95%, 1.95% Floor)	2.35	% (a)	05/15/2023	1,581,205
5,000,000	MHC Commercial Mortgage Trust, Series 2021-MHC-D (1 Month LIBOR USD + 1.60%, 1.60% Floor)	2.00	% (a)	04/15/2038	4,917,049
3,575,000	MKT Mortgage Trust, Series 2020-525M-F	2.94	% (a)(b)	02/12/2040	2,709,316
10,600,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-CKSV-CK	4.16	% (a)(b)	10/15/2030	9,253,092
3,320,838	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12-XA	0.57	% (b)(g)	10/15/2046	20,279
13,396,282	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7-XA	1.27	% (b)(g)	02/15/2046	77,355
3,759,998	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14-XA	0.96	% (b)(g)	02/15/2047	48,896
500,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18-C	4.49	% (b)	10/15/2047	487,552
120,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20-C	4.45	% (b)	02/15/2048	117,062
16,819,140	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C28-XA	1.17	% (b)(g)	01/15/2049	589,916
8,494,000	Morgan Stanley Capital Trust, Series 2017-ASHF-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.55	% (a)	11/15/2034	8,168,901
1,683,000	Morgan Stanley Capital Trust, Series 2017-ASHF-F (1 Month LIBOR USD + 4.35%, 4.35% Floor)	4.75	% (a)	11/15/2034	1,530,338
711,000	Morgan Stanley Capital Trust, Series 2019-NUGS-F (1 Month LIBOR USD + 2.84%, 4.34% Floor)	4.34	% (a)	12/15/2036	699,462
13,327,000	Morgan Stanley Capital Trust, Series 2019-PLND-E (1 Month LIBOR USD + 2.15%, 2.15% Floor)	2.55	% (a)	05/15/2036	12,445,699
1,331,000	Morgan Stanley Capital Trust, Series 2019-PLND-F (1 Month LIBOR USD + 2.80%, 2.80% Floor)	3.20	% (a)	05/15/2036	1,194,711
9,940,000	Natixis Commercial Mortgage Securities Trust, Series 2018-FL1-C (1 Month LIBOR USD + 2.20%, 2.20% Floor)	2.60	% (a)	06/15/2035	9,060,791
8,191,000	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC-AMZ1	3.50	% (a)(b)	01/15/2037	7,910,094
4,742,000	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC-AMZ2	3.50	% (a)(b)	01/15/2037	4,525,121
4,426,000	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC-AMZ3	3.50	% (a)(b)	01/15/2037	4,167,345
4,665,000	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC-MSK1	3.25	% (a)(b)	12/15/2036	4,364,259
4,414,000	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC-MSK2	3.25	% (a)(b)	12/15/2036	4,068,636
12,315,000	New York Mortgage Trust, Series 2019-NYT-D (1 Month LIBOR USD + 2.00%, 2.00% Floor)	2.40	% (a)	12/15/2035	12,008,775
11,000,000	NLY Commercial Mortgage Trust, Series 2019-FL2-B (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.30	% (a)	02/15/2036	10,932,581
12,540,000	RLGH Trust, Series 2021-TROT-D (1 Month LIBOR USD + 1.71%, 1.71% Floor)	2.11	% (a)	04/15/2036	12,359,924
1,500,000	SFO Commercial Mortgage Trust, Series 2021-555-C (1 Month LIBOR USD + 1.80%, 1.80% Floor)	2.20	% (a)	05/15/2038	1,463,885
168,062,650	SLG Office Trust, Series 2021-OVA-X	0.26	% (a)(b)(g)	07/15/2041	3,192,821
32,764,277	SLIDE, Series 2018-FUN-XCP		(a)(b)(g)	12/15/2020	328
16,320,871	SMR Mortgage Trust, Series 2022-IND-A (Secured Overnight Financing Rate 1 Month + 1.65%, 1.65% Floor)	1.95	% (a)	02/15/2039	16,247,558
16,035,000	SoHo Trust, Series 2021-SOHO-B	2.70	% (a)(b)	08/10/2038	13,894,520
8,500,000	SREIT Trust, Series 2021-MFP-D (1 Month LIBOR USD + 1.58%, 1.58% Floor)	1.97	% (a)	11/15/2038	8,258,518
8,500,000	SREIT Trust, Series 2021-MFP-E (1 Month LIBOR USD + 2.03%, 2.03% Floor)	2.42	% (a)	11/15/2038	8,225,129
459,000	STWD Ltd., Series 2019-FL1-C (Secured Overnight Financing Rate 1 Month + 2.06%, 1.95% Floor)	2.37	% (a)	07/15/2038	457,616
8,744,000	STWD Ltd., Series 2019-FL1-D (Secured Overnight Financing Rate 1 Month + 2.46%, 2.35% Floor)	2.77	% (a)	07/15/2038	8,695,541
8,426,455	Tharaldson Hotel Portfolio Trust, Series 2018-THL-E (1 Month LIBOR USD + 3.48%, 3.18% Floor)	3.77	% (a)	11/11/2034	8,112,083
11,630,000	TRTX Issuer Ltd., Series 2022-FL5-A (Secured Overnight Financing Rate 30 Day Average + 1.65%, 1.65% Floor)	1.70	% (a)	02/15/2039	11,585,062
3,870,000	UBS Commercial Mortgage Trust, Series 2017-C1-B	4.04%		06/15/2050	3,815,151
2,034,000	UBS Commercial Mortgage Trust, Series 2017-C1-XB	0.95	% (b)(g)	06/15/2050	91,203
1,500,000	UBS Commercial Mortgage Trust, Series 2017-C4-C	4.43	% (b)	10/15/2050	1,436,208
77,912,550	UBS Commercial Mortgage Trust, Series 2018-C13-XA	0.74	% (b)(g)	10/15/2051	2,868,569
6,009,000	UBS Commercial Mortgage Trust, Series 2018-C8-C	4.70	% (b)	02/15/2051	6,043,954
1,067,000	UBS Commercial Mortgage Trust, Series 2018-C9-C	4.88	% (b)	03/15/2051	1,066,458
187,000	UBS Commercial Mortgage Trust, Series 2018-NYCH-G (1 Month LIBOR USD + 4.84%, 4.84% Floor)	5.24	% (a)	02/15/2032	177,005
5,893,630	VMC Finance LLC, Series 2019-FL3-D (1 Month LIBOR USD + 2.65%, 2.65% Floor)	3.09	% (a)	09/15/2036	5,795,966
1,000,000	VMC Finance LLC, Series 2022-FL5-A (Secured Overnight Financing Rate 30 Day Average + 1.90%, 1.90% Floor)	1.95	% (a)	02/18/2039	1,003,501
540,000	Wells Fargo Commercial Mortgage Trust, Series 2014-LC18-B	3.96%		12/15/2047	533,884
10,187,105	Wells Fargo Commercial Mortgage Trust, Series 2015-C27-XA	0.86	% (b)(g)	02/15/2048	207,728
3,321,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C28-B	4.08	% (b)	05/15/2048	3,304,945
50,802,154	Wells Fargo Commercial Mortgage Trust, Series 2015-C30-XA	0.89	% (b)(g)	09/15/2058	1,270,145
2,651,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2-C	4.29	% (b)	07/15/2058	2,605,951
24,792,235	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2-XA	0.65	% (b)(g)	07/15/2058	444,406
954,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C32-C	4.72	% (b)	01/15/2059	929,480
11,155,051	Wells Fargo Commercial Mortgage Trust, Series 2016-C33-XA	1.61	% (b)(g)	03/15/2059	577,351
3,546,000	Wells Fargo Commercial Mortgage Trust, Series 2016-NXS6-C	4.39	% (b)	11/15/2049	3,474,641
23,140,229	Wells Fargo Commercial Mortgage Trust, Series 2016-NXS6-XA	1.62	% (b)(g)	11/15/2049	1,177,014
72,067,256	Wells Fargo Commercial Mortgage Trust, Series 2017-C38-XA	1.01	% (b)(g)	07/15/2050	2,877,004
22,671,621	Wells Fargo Commercial Mortgage Trust, Series 2019-C52-XA	1.59	% (b)(g)	08/15/2052	1,934,701
70,837,908	Wells Fargo Commercial Mortgage Trust, Series 2020-C57-XA	2.09	% (b)(g)	08/15/2053	9,182,258
63,331,160	Wells Fargo Commercial Mortgage Trust, Series 2021-C59-XA	1.55	% (b)(g)	04/15/2054	6,363,141
272,707	Wells Fargo Commercial Mortgage Trust, Series 2021-SAVE-D (1 Month LIBOR USD + 2.50%, 2.50% Floor)	2.90	% (a)	02/15/2040	268,253
5,250,000	Wells Fargo Commercial Mortgage Trust, Series 2022-ONL-A	3.86	% (a)	12/15/2039	5,261,776
2,965,379	WF-RBS Commercial Mortgage Trust, Series 2014-C19-XA	1.00	% (b)(g)	03/15/2047	39,570
6,854,205	WF-RBS Commercial Mortgage Trust, Series 2014-C21-XA	1.02	% (b)(g)	08/15/2047	128,577

Total Non-Agency Commercial Mortgage Backed Obligations (Cost $1,132,191,205)					1,051,824,514

Non-Agency Residential Collateralized Mortgage Obligations - 13.3%
5,618,970	ACE Securities Corporation Home Equity Loan Trust, Series 2006-CW1-A2D (1 Month LIBOR USD + 0.52%, 0.52% Floor)	0.98%		07/25/2036	5,021,336
7,566,562	ACE Securities Corporation Home Equity Loan Trust, Series 2007-WM1-A2B (1 Month LIBOR USD + 0.12%, 0.12% Floor)	0.58%		11/25/2036	3,886,280
5,729,354	Adjustable Rate Mortgage Trust, Series 2006-1-6A1 (1 Month LIBOR USD + 0.26%, 0.26% Floor)	0.72%		03/25/2036	3,999,173
6,293,439	Ajax Mortgage Loan Trust, Series 2021-C-A	2.12	% (a)(k)	01/25/2061	6,035,901
2,572,288	American Home Mortgage Investment Trust, Series 2004-2-M1 (1 Month LIBOR USD + 0.90%, 0.90% Floor, 11.00% Cap)	1.36%		02/25/2044	2,468,164
6,000,000	Angel Oak Mortgage Trust LLC, Series 2019-1-M1	4.50	% (a)(b)	11/25/2048	5,894,807
3,441,381	Angel Oak Mortgage Trust LLC, Series 2020-2-A1A	2.53	% (a)(b)	01/26/2065	3,428,542
3,683,189	Angel Oak Mortgage Trust LLC, Series 2020-4-A1	1.47	% (a)(b)	06/25/2065	3,632,370
598,300	Angel Oak Mortgage Trust LLC, Series 2020-6-A3	1.78	% (a)(b)	05/25/2065	587,434
9,470,237	Angel Oak Mortgage Trust LLC, Series 2021-7-A1	1.98	% (a)(b)	10/25/2066	9,079,102
1,767,965	Arroyo Mortgage Trust, Series 2019-1-A1	3.81	% (a)(b)	01/25/2049	1,743,517
898,288	Arroyo Mortgage Trust, Series 2019-2-A2	3.50	% (a)(b)	04/25/2049	870,723
6,514,470	Arroyo Mortgage Trust, Series 2019-3-A3	3.42	% (a)(b)	10/25/2048	6,332,904
1,231,989	Banc of America Funding Corporation, Series 2006-7-T2A1	5.88	% (b)	10/25/2036	1,155,781
11,425,510	Banc of America Funding Corporation, Series 2015-R2-4A2 (1 Month LIBOR USD + 0.17%, 0.17% Floor)	0.42	% (a)	09/29/2036	11,204,978
2,494,800	Banc of America Funding Corporation, Series 2015-R2-9A2	0.71	% (a)	03/27/2036	2,385,859
1,351,650	Banc of America Mortgage Securities Trust, Series 2005-I-2A5	2.75	% (b)	10/25/2035	1,353,414
3,172,693	Banc of America Mortgage Securities Trust, Series 2007-3-1A1	6.00%		09/25/2037	3,070,312
4,635,801	Bayview Opportunity Master Fund Trust, Series 2019-SBR2-A1	3.43	% (a)(k)	06/28/2034	4,650,903
7,106,456	BCAP LLC Trust, Series 2009-RR4-7A2	6.00	% (a)(b)	03/26/2037	3,733,852
1,455,086	BCAP LLC Trust, Series 2012-RR1-3A4	5.50	% (a)(b)	10/26/2035	1,164,154
1,064,157	Bellemeade Ltd., Series 2018-3A-M1B (1 Month LIBOR USD + 1.85%, 1.85% Floor)	2.31	% (a)	10/25/2028	1,061,180
22,301,457	BRAVO Residential Funding Trust, Series 2021-B-A1	2.12	% (a)(k)	04/01/2069	21,538,243
6,046,821	BRAVO Residential Funding Trust, Series 2021-NQM2-A3	1.44	% (a)(b)	03/25/2060	5,923,252
9,860,710	BRAVO Residential Funding Trust, Series 2022-RPL1-A1	2.75	% (a)	09/25/2061	9,577,772
946,066	CHL Mortgage Pass-Through Trust, Series 2005-10-A2	5.50%		05/25/2035	870,651
10,436,337	CHL Mortgage Pass-Through Trust, Series 2006-20-1A18 (1 Month LIBOR USD + 0.65%, 0.65% Floor, 6.00% Cap)	1.11%		02/25/2037	4,516,193
1,852,541	CHL Mortgage Pass-Through Trust, Series 2006-21-A10	5.75%		02/25/2037	1,192,969
590,533	CHL Mortgage Pass-Through Trust, Series 2007-14-A15	6.50%		09/25/2037	426,295
7,086,866	Citigroup Mortgage Loan Trust, Series 2019-C-A1	3.23	% (a)(k)	09/25/2059	7,087,157
25,448,660	Citigroup Mortgage Loan Trust, Series 2019-E-A1	3.23	% (a)(k)	11/25/2070	25,465,120
2,498,290	Citigroup Mortgage Loan Trust, Series 2020-EXP1-A1A	1.80	% (a)(b)	05/25/2060	2,497,973
774,015	CitiMortgage Alternative Loan Trust, Series 2007-A5-1A10	5.75%		05/25/2037	757,567
260,808	COLT Mortgage Loan Trust, Series 2020-3-A3	2.38	% (a)(b)	04/27/2065	260,103
4,052,520	COLT Mortgage Loan Trust, Series 2021-1R-A1	0.86	% (a)(b)	05/25/2065	4,016,635
6,431,485	COLT Mortgage Loan Trust, Series 2021-5-A1	1.73	% (a)(b)	11/26/2066	6,197,331
7,356,017	COLT Mortgage Loan Trust, Series 2022-2-A1	2.99	% (a)(k)	02/25/2067	7,198,186
357,754	Countrywide Alternative Loan Trust, Series 2005-23CB-A15	5.50%		07/25/2035	329,091
1,206,143	Countrywide Alternative Loan Trust, Series 2005-28CB-1A6	5.50%		08/25/2035	1,177,039
4,767,961	Countrywide Alternative Loan Trust, Series 2005-49CB-A6	5.50%		11/25/2035	3,805,267
1,691,287	Countrywide Alternative Loan Trust, Series 2005-61-1A2 (1 Month LIBOR USD + 0.74%, 0.74% Floor)	1.20%		12/25/2035	1,614,340
8,269,445	Countrywide Alternative Loan Trust, Series 2005-62-1A1 (1 Month LIBOR USD + 0.60%, 0.60% Floor)	1.06%		12/25/2035	6,452,117
8,301,551	Countrywide Alternative Loan Trust, Series 2006-16CB-A5	6.00%		06/25/2036	6,051,186
1,640,160	Countrywide Alternative Loan Trust, Series 2006-32CB-A21	5.50%		11/25/2036	1,181,311
2,330,984	Countrywide Alternative Loan Trust, Series 2006-34-A6	6.25%		11/25/2046	1,528,412
6,158,875	Countrywide Alternative Loan Trust, Series 2006-36T2-1A3	5.75%		12/25/2036	3,408,436
1,614,729	Countrywide Alternative Loan Trust, Series 2006-J4-2A9	6.00%		07/25/2036	1,244,298
1,701,570	Countrywide Alternative Loan Trust, Series 2006-J6-A5	6.00%		09/25/2036	1,180,688
3,892,931	Countrywide Alternative Loan Trust, Series 2006-OA12-A1B (1 Month LIBOR USD + 0.19%, 0.19% Floor)	0.64%		09/20/2046	3,784,091
4,752,459	Countrywide Alternative Loan Trust, Series 2006-OA21-A1 (1 Month LIBOR USD + 0.19%, 0.19% Floor)	0.64%		03/20/2047	4,045,730
12,093,817	Countrywide Alternative Loan Trust, Series 2007-12T1-A11	6.00%		06/25/2037	7,872,555
10,850,144	Countrywide Alternative Loan Trust, Series 2007-12T1-A5	6.00%		06/25/2037	7,062,977
331,986	Countrywide Alternative Loan Trust, Series 2007-15CB-A7	6.00%		07/25/2037	261,187
4,648,014	Countrywide Alternative Loan Trust, Series 2007-8CB-A1	5.50%		05/25/2037	3,323,388
11,850,763	Countrywide Alternative Loan Trust, Series 2007-9T1-1A6	6.00%		05/25/2037	7,408,169
2,452	Credit Suisse First Boston Mortgage Securities Corporation, Series 2004-8-6A1	4.50%		04/25/2022	739
1,252,979	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-11-2A1	6.00%		12/25/2035	1,094,687
52,992	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-11-8A5	6.00%		12/25/2035	50,117
568,699	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-9-5A9	5.50%		10/25/2035	414,283
4,396,241	Credit Suisse Mortgage Capital Certificates, Series 2020-SPT1-A1	1.62	% (a)(k)	04/25/2065	4,382,245
50,044,099	Credit Suisse Mortgage Capital Trust, Series 2019-RP10-A1	2.94	% (a)(b)	12/26/2059	49,669,639
9,084,500	CSMC Trust, Series 2009-8R-8A2	6.00	% (a)(b)	03/26/2037	4,737,143
605,882	CSMC Trust, Series 2011-12R-3A5	2.43	% (a)(b)	07/27/2036	600,332
8,194,120	CSMC Trust, Series 2020-RPL2-A12	3.42	% (a)(b)	02/25/2060	8,094,989
6,026,740	CSMC Trust, Series 2020-RPL3-A1	2.69	% (a)(b)	03/25/2060	5,921,587
699,259	CSMC Trust, Series 2021-JR1-A1	2.47	% (a)(b)	09/27/2066	673,991
19,781,263	CSMC Trust, Series 2022-NQM1-A1	2.27	% (a)(b)	11/25/2066	19,091,120
7,329,887	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR4-A1 (1 Month LIBOR USD + 0.26%, 0.26% Floor)	0.72%		12/25/2036	3,304,036
4,863,835	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR4-A2 (1 Month LIBOR USD + 0.38%, 0.38% Floor, 10.50% Cap)	0.84%		12/25/2036	2,217,496
221,906	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2007-OA2-A1 (12 Month US Treasury Average + 0.77%, 0.77% Floor)	0.91%		04/25/2047	217,461
477,263	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4-A1A	6.01	% (b)	10/25/2036	456,988
411,519	Deutsche Mortgage & Asset Receiving Corporation, Series 2014-RS1-1A2	6.50	% (a)(b)	07/27/2037	365,844
6,833,781	GCAT LLC, Series 2020-3-A1	2.98	% (a)(k)	09/25/2025	6,834,990
4,483,452	GCAT LLC, Series 2020-NQM2-A1	1.56	% (a)(k)	04/25/2065	4,409,386
8,957,266	GCAT LLC, Series 2021-NQM4-A3	1.56	% (a)(b)	08/25/2066	8,073,186
1,207,164	GS Mortgage-Backed Securities Trust, Series 2019-SL1-A1	2.63	% (a)(b)	01/25/2059	1,209,536
5,695,226	GSAA Home Equity Trust, Series 2006-19-A3A (1 Month LIBOR USD + 0.48%, 0.48% Floor)	0.94%		12/25/2036	2,730,311
343,740	GSR Mortgage Loan Trust, Series 2006-2F-3A4	6.00%		02/25/2036	209,931
2,539,354	HarborView Mortgage Loan Trust, Series 2006-1-2A1A (1 Month LIBOR USD + 0.48%, 0.48% Floor)	0.64%		03/19/2036	2,508,180
909,839	Impac Secured Assets Trust, Series 2006-5-1A1C (1 Month LIBOR USD + 0.54%, 0.54% Floor, 11.50% Cap)	1.00%		02/25/2037	876,426
805,688	IndyMac INDX Mortgage Loan Trust, Series 2006-AR5-2A1	3.15	% (b)	05/25/2036	818,369
34,082,429	JP Morgan Alternative Loan Trust, Series 2005-S1-1A4	6.00%		12/25/2035	18,032,175
4,277,173	JP Morgan Alternative Loan Trust, Series 2007-S1-A2 (1 Month LIBOR USD + 0.68%, 0.68% Floor, 11.50% Cap)	1.14%		04/25/2047	4,266,046
12,159,817	JP Morgan Mortgage Acquisition Trust, Series 2006-WMC2-A5 (1 Month LIBOR USD + 0.50%, 0.50% Floor)	0.96%		07/25/2036	6,925,051
6,425,746	JP Morgan Resecuritization Trust, Series 2014-4-1C		(a)(b)	01/26/2036	2,385,153
782,447	Legacy Mortgage Asset Trust, Series 2019-GS5-A1	3.20	% (a)(k)	05/25/2059	782,727
3,729,313	Legacy Mortgage Asset Trust, Series 2019-GS6-A1	3.00	% (a)(k)	06/25/2059	3,725,470
20,212,778	Legacy Mortgage Asset Trust, Series 2020-GS3-A1	3.25	% (a)(k)	05/25/2060	20,088,542
6,394,773	Legacy Mortgage Asset Trust, Series 2020-GS4-A1	3.25	% (a)(k)	02/25/2060	6,323,023
2,785,719	Legacy Mortgage Asset Trust, Series 2020-SL1-A	2.73	% (a)(k)	01/25/2060	2,770,125
3,203,042	Legacy Mortgage Asset Trust, Series 2021-GS1-A1	1.89	% (a)(k)	10/25/2066	3,111,182
14,690,976	Legacy Mortgage Asset Trust, Series 2021-GS3-A1	1.75	% (a)(k)	07/25/2061	14,047,620
28,326,869	Legacy Mortgage Asset Trust, Series 2021-GS4-A1	1.65	% (a)(k)	11/25/2060	26,857,950
208,606	Lehman Mortgage Trust, Series 2006-1-1A3	5.50%		02/25/2036	148,183
10,284,323	Lehman Trust, Series 2007-15N-3A1 (1 Month LIBOR USD + 0.25%, 0.25% Floor)	0.71%		08/25/2047	9,423,149
17,143,050	Lehman Trust, Series 2007-4N-1A3 (1 Month LIBOR USD + 0.24%, 0.24% Floor)	0.70%		03/25/2047	16,907,367
10,000,000	LHOME Mortgage Trust, Series 2021-RTL1-A1	2.09	% (a)(b)	09/25/2026	9,645,182
17,375,482	Long Beach Mortgage Loan Trust, Series 2006-11-2A2 (1 Month LIBOR USD + 0.10%, 0.10% Floor)	0.56%		12/25/2036	8,000,620
10,279,874	Long Beach Mortgage Loan Trust, Series 2006-2-2A3 (1 Month LIBOR USD + 0.38%, 0.38% Floor)	0.84%		03/25/2046	4,704,960
82,000	MASTR Adjustable Rate Mortgages Trust, Series 2006-2-2A1	2.17	% (b)	04/25/2036	55,030
1,767,153	MASTR Adjustable Rate Mortgages Trust, Series 2006-OA2-4A1A (12 Month US Treasury Average + 0.85%, 0.85% Floor)	0.99%		12/25/2046	1,559,497
355,323	Merrill Lynch Alternative Note Asset Trust, Series 2007-F1-2A6	6.00%		03/25/2037	188,631
1,230,648	Merrill Lynch Mortgage Investors Trust, Series 2006-AF1-AF2C	6.25%		08/25/2036	704,352
37,733,858	Merrill Lynch Mortgage Investors Trust, Series 2006-RM2-A1A (1 Month LIBOR USD + 0.37%, 0.37% Floor)	0.83%		05/25/2037	14,054,375
4,703,571	Merrill Lynch Mortgage Investors Trust, Series 2007-HE2-A2A (1 Month LIBOR USD + 0.24%, 0.24% Floor)	0.70%		02/25/2037	1,820,346
7,273,114	Merrill Lynch Mortgage Investors Trust, Series 2007-HE2-A2B (1 Month LIBOR USD + 0.42%, 0.42% Floor)	0.88%		02/25/2037	2,852,943
7,114,292	MFT Trust, Series 2021-NQM2-A3	1.47	% (a)(b)	11/25/2064	6,753,783
250,489	Morgan Stanley Mortgage Loan Trust, Series 2006-2-7A1	5.48	% (b)	02/25/2036	193,356
652,467	Morgan Stanley Residential Mortgage Loan Trust, Series 2020-RPL1-A1	2.69	% (a)(b)	10/25/2060	635,567
25,000,000	New York Mortgage Trust, Series 2021-BPL1-A1	2.24	% (a)(k)	05/25/2026	24,208,077
4,857,634	Nomura Resecuritization Trust, Series 2015-8R-4A4	1.47	% (a)(b)	11/25/2047	4,159,946
19,888,715	NYMT Loan Trust, Series 2020-SP2-A1	2.94	% (a)(b)	10/25/2060	19,510,137
608,813	OBX Trust, Series 2020-EXP2-A3	2.50	% (a)(b)	05/25/2060	592,098
4,054,185	OBX Trust, Series 2021-NQM2-A3	1.56	% (a)(b)	05/25/2061	3,835,676
7,721,519	OBX Trust, Series 2022-NQM1-A1	2.31	% (a)(b)	11/25/2061	7,488,966
3,401,911	Pretium Mortgage Credit Partners LLC, Series 2021-NPL1-A1	2.24	% (a)(k)	09/27/2060	3,285,315
4,204,585	Pretium Mortgage Credit Partners LLC, Series 2021-NPL2-A1	1.99	% (a)(k)	06/27/2060	4,040,131
33,187,738	Pretium Mortgage Credit Partners LLC, Series 2021-NPL3-A1	1.87	% (a)(k)	07/25/2051	31,570,984
34,839,622	Pretium Mortgage Credit Partners LLC, Series 2021-RN1-A1	1.99	% (a)(k)	02/25/2061	33,330,512
9,090,844	Pretium Mortgage Credit Partners LLC, Series 2021-RN2-A1	1.74	% (a)(k)	07/25/2051	8,656,765
23,290,600	PRPM LLC, Series 2021-2-A1	2.12	% (a)(b)	03/25/2026	22,627,806
9,525,707	PRPM LLC, Series 2021-4-A1	1.87	% (a)(k)	04/25/2026	9,107,347
7,486,237	PRPM LLC, Series 2021-6-A1	1.79	% (a)(k)	07/25/2026	7,133,113
14,155,215	PRPM LLC, Series 2021-7-A1	1.87	% (a)(k)	08/25/2026	13,457,522
10,000,000	PRPM LLC, Series 2022-1-A1	3.72	% (a)(k)	02/25/2027	9,839,665
5,134,853	RASC Trust, Series 2004-KS7-A2A (1 Month LIBOR USD + 0.58%, 0.58% Floor)	1.04%		08/25/2034	4,997,595
761,807	RBSSP Resecuritization Trust , Series 2009-2-3A2 (1 Month LIBOR USD + 0.50%, 0.50% Floor)	0.69	% (a)	04/26/2035	710,963
589,883	Residential Accredit Loans, Inc., Series 2006-QS12-2A3	6.00%		09/25/2036	550,515
1,627,679	Residential Accredit Loans, Inc., Series 2007-QS4-3A4	6.00%		03/25/2037	1,533,632
2,026,860	Residential Accredit Loans, Inc., Series 2007-QS4-3A9	6.00%		03/25/2037	1,909,607
1,317,016	Residential Accredit Loans, Inc., Series 2007-QS8-A3 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	1.06%		06/25/2037	1,032,006
875,954	Residential Accredit Loans, Inc., Series 2007-QS9-A33	6.50%		07/25/2037	829,690
687,537	Residential Asset Securitization Trust, Series 2006-A2-A11	6.00%		01/25/2046	393,050
2,091,415	Residential Asset Securitization Trust, Series 2006-A6-1A4	6.00%		07/25/2036	860,625
4,753,033	Residential Funding Mortgage Securities Trust, Series 2007-S1-A1 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	1.06%		01/25/2037	3,958,401
5,394,000	Residential Mortgage Loan Trust, Series 2019-2-M1	3.86	% (a)(b)	05/25/2059	5,269,162
6,275,258	Securitized Asset Backed Receivables LLC Trust, Series 2006-WM3-A1 (1 Month LIBOR USD + 0.10%, 0.10% Floor)	0.56%		10/25/2036	2,618,436
2,183,637	Soundview Home Loan Trust, Series 2007-OPT3-2A3 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	0.64%		08/25/2037	2,119,751
15,238,968	Specialty Underwriting & Residential Finance Trust, Series 2006-BC4-A1 (1 Month LIBOR USD + 0.28%, 0.28% Floor)	0.74%		09/25/2037	14,329,670
8,000,000	Starwood Mortgage Residential Trust, Series 2020-2-M1E	3.00	% (a)	04/25/2060	8,079,418
36,037,281	Starwood Mortgage Residential Trust, Series 2021-5-A1	1.92	% (a)(b)	09/25/2066	34,025,067
1,845,080	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-22-4A1	3.06	% (b)	12/25/2035	1,738,363
38,594,267	Toorak Mortgage Corporation Ltd., Series 2020-1-A1	2.73	% (a)(k)	03/25/2023	38,322,718
18,072,311	VCAT LLC, Series 2021-NPL1-A1	2.29	% (a)(k)	12/26/2050	17,631,654
16,610,792	VCAT LLC, Series 2021-NPL4-A1	1.87	% (a)(k)	08/25/2051	16,071,066
8,396,908	VCAT LLC, Series 2021-NPL5-A1	1.87	% (a)(k)	08/25/2051	8,063,996
4,513,416	Velocity Commercial Capital Loan Trust, Series 2018-2-A	4.05	% (a)(b)	10/26/2048	4,531,512
3,971,635	Velocity Commercial Capital Loan Trust, Series 2020-1-M2	2.98	% (a)(b)	02/25/2050	3,777,074
2,933,996	Velocity Commercial Capital Loan Trust, Series 2021-1-M2	2.26	% (a)(b)	05/25/2051	2,652,246
1,986,015	Velocity Commercial Capital Loan Trust, Series 2021-2-M2	2.20	% (a)(b)	08/25/2051	1,803,160
8,923,167	Vericrest Opportunity Loan Trust, Series 2021-NP11-A1	1.87	% (a)(k)	08/25/2051	8,564,947
3,961,076	Verus Securitization Trust, Series 2020-4-A1	1.50	% (a)(k)	05/25/2065	3,877,241
435,803	Verus Securitization Trust, Series 2020-4-A3	2.32	% (a)(k)	05/25/2065	428,589
1,500,000	Verus Securitization Trust, Series 2020-INV1-A2	3.04	% (a)(b)	03/25/2060	1,481,517
1,708,610	Verus Securitization Trust, Series 2020-NPL1-A1	3.60	% (a)(k)	08/25/2050	1,708,220
18,377,903	Verus Securitization Trust, Series 2021-7-A1	1.83	% (a)(b)	10/25/2066	17,439,569
4,163,817	Verus Securitization Trust, Series 2021-R1-A3	1.26	% (a)(b)	10/25/2063	4,047,764
22,200,000	Verus Securitization Trust, Series 2022-3-A1	4.13	% (a)	02/25/2067	22,101,137
5,389,974	VOLT LLC, Series 2021-NP10-A1	1.99	% (a)(k)	05/25/2051	5,249,645
13,460,241	VOLT LLC, Series 2021-NPL1-A1	1.89	% (a)(k)	02/27/2051	13,079,969
1,247,372	VOLT LLC, Series 2021-NPL2-A1	1.89	% (a)(k)	02/27/2051	1,212,309
5,993,051	VOLT LLC, Series 2021-NPL5-A1	2.12	% (a)(k)	03/27/2051	5,850,071
3,358,231	VOLT LLC, Series 2021-NPL6-A1	2.24	% (a)(k)	04/25/2051	3,257,597
29,617,309	VOLT LLC, Series 2021-NPL8-A1	2.12	% (a)(k)	04/25/2051	28,420,634
6,890,909	Washington Mutual Asset-Backed Certificates Trust, Series 2006-HE5-2A2 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	0.64%		10/25/2036	3,491,083
2,530,672	Washington Mutual Asset-Backed Certificates Trust, Series 2006-HE5-2A3 (1 Month LIBOR USD + 0.23%, 0.23% Floor)	0.69%		10/25/2036	1,290,291
1,310,427	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-8-2CB3 (1 Month LIBOR USD + 0.41%, 0.41% Floor, 5.50% Cap)	0.87%		10/25/2035	1,238,564
3,535,259	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-AR4-A5	2.87	% (b)	04/25/2035	3,521,052
85,794	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-5-1A5	6.00%		07/25/2036	78,124
3,369,437	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR10-2A1	2.76	% (b)	09/25/2036	3,221,779
12,465,809	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR18-1A1	2.54	% (b)	01/25/2037	11,948,085
1,867,654	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HE4-2A3 (1 Month LIBOR USD + 0.17%, 0.17% Floor)	0.63%		07/25/2047	1,363,615
658,862	Wells Fargo Alternative Loan Trust, Series 2007-PA5-1A1	6.25%		11/25/2037	630,279
2,760,495	Wells Fargo Mortgage Backed Securities Trust, Series 2007-15-A1	6.00%		11/25/2037	2,599,986
9,213,134	Wells Fargo Mortgage Backed Securities Trust, Series 2007-AR6-A2	2.60	% (b)	10/25/2037	8,973,312
22,250,000	ZH Trust, Series 2021-1-A	2.25	% (a)	02/18/2027	22,093,360

Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $1,166,345,525)					1,115,764,008

US Corporate Bonds - 5.3%
5,740,000	AbbVie, Inc.	2.30%		11/21/2022	5,761,214
1,000,000	AbbVie, Inc.	2.60%		11/21/2024	994,006
3,339,000	American Express Company (3 Month LIBOR USD + 0.65%)	1.16%		02/27/2023	3,346,810
2,835,000	American Express Company (Secured Overnight Financing Rate + 0.93%)	1.17%		03/04/2025	2,860,238
3,415,000	American Honda Finance Corporation	0.75%		08/09/2024	3,256,159
6,695,000	American Tower Corporation	2.40%		03/15/2025	6,522,002
2,065,000	Amgen, Inc.	3.63%		05/22/2024	2,104,555
4,565,000	Amgen, Inc.	3.13%		05/01/2025	4,614,583
2,830,000	Anthem, Inc.	3.30%		01/15/2023	2,852,227
6,845,000	Anthem, Inc.	3.50%		08/15/2024	6,950,612
6,495,000	AT&T, Inc.	4.45%		04/01/2024	6,688,632
9,905,000	Athene Global Funding (Secured Overnight Financing Rate + 0.70%)	0.92	% (a)	05/24/2024	9,790,379
3,250,000	Atmos Energy Corporation	0.63%		03/09/2023	3,203,303
2,175,000	Avery Dennison Corporation	0.85%		08/15/2024	2,070,197
8,960,000	Bank of America Corporation (3 Month LIBOR USD + 0.79%)	1.37%		03/05/2024	8,979,676
4,225,000	Bank of America Corporation (Secured Overnight Financing Rate + 0.69%)	0.83%		04/22/2025	4,203,139
6,495,000	Boeing Company	4.51%		05/01/2023	6,608,660
3,100,000	Brighthouse Financial Global Funding	0.60	% (a)	06/28/2023	3,026,509
6,430,000	Campbell Soup Company	3.95%		03/15/2025	6,549,486
1,887,000	Capital One Financial Corporation	3.20%		01/30/2023	1,903,743
4,625,000	Capital One Financial Corporation	3.90%		01/29/2024	4,699,390
7,247,000	Cardinal Health, Inc.	3.08%		06/15/2024	7,255,443
2,445,000	Cardinal Health, Inc.	3.50%		11/15/2024	2,469,290
983,000	Carrier Global Corporation	2.24%		02/15/2025	957,947
6,485,000	Charles Schwab Corporation (Secured Overnight Financing Rate + 1.05%)	1.29%		03/03/2027	6,523,507
2,735,000	Cigna Corporation	0.61%		03/15/2024	2,624,729
4,882,000	Citigroup, Inc. (3 Month LIBOR USD + 1.02%)	1.55%		06/01/2024	4,909,595
1,950,000	Citigroup, Inc. (Secured Overnight Financing Rate + 0.53%)	1.28%		11/03/2025	1,857,415
6,725,000	Conagra Brands, Inc.	4.30%		05/01/2024	6,915,049
1,619,000	Dell International LLC	5.45%		06/15/2023	1,668,744
922,000	Dell International LLC	4.00%		07/15/2024	942,629
3,955,000	Dell International LLC	5.85%		07/15/2025	4,224,811
3,325,000	Dollar General Corporation	4.15%		11/01/2025	3,440,156
6,448,000	Dollar Tree, Inc.	4.00%		05/15/2025	6,603,086
4,340,000	Energy Transfer LP	5.88%		01/15/2024	4,523,109
1,374,000	Energy Transfer LP	4.50%		04/15/2024	1,406,766
757,000	Energy Transfer LP	4.05%		03/15/2025	768,471
7,115,000	Entergy Corporation	0.90%		09/15/2025	6,532,754
6,575,000	Equinix, Inc.	1.25%		07/15/2025	6,137,079
5,730,000	Expedia Group, Inc.	6.25	% (a)	05/01/2025	6,130,677
6,590,000	Exxon Mobil Corporation	1.57%		04/15/2023	6,572,280
6,480,000	General Mills, Inc.	3.70%		10/17/2023	6,588,209
6,465,000	General Motors Financial Company, Inc.	5.25%		03/01/2026	6,777,651
6,445,000	Goldman Sachs Group, Inc.	3.50%		04/01/2025	6,497,000
6,205,000	HCA, Inc.	5.00%		03/15/2024	6,435,012
5,855,000	Hyatt Hotels Corporation	1.30%		10/01/2023	5,708,721
5,645,000	Hyundai Capital America	2.85	% (a)	11/01/2022	5,663,612
1,180,000	Hyundai Capital America	1.00	% (a)	09/17/2024	1,110,845
5,800,000	JPMorgan Chase & Company	3.90%		07/15/2025	5,957,219
1,850,000	JPMorgan Chase & Company (3 Month LIBOR USD + 0.70%)	3.21%		04/01/2023	1,850,960
5,165,000	JPMorgan Chase & Company (Secured Overnight Financing Rate + 0.42%)	0.56%		02/16/2025	4,939,426
6,660,000	Keurig Dr Pepper, Inc.	0.75%		03/15/2024	6,419,148
3,350,000	Kinder Morgan Energy Partners LP	3.95%		09/01/2022	3,362,589
6,605,000	Magallanes, Inc.	3.79	% (a)	03/15/2025	6,607,732
6,325,000	Marriott International, Inc.	3.60%		04/15/2024	6,394,253
6,435,000	Marsh & McLennan Companies, Inc.	3.88%		03/15/2024	6,572,760
1,870,000	Martin Marietta Materials, Inc.	0.65%		07/15/2023	1,826,428
1,600,000	McDonald’s Corporation	3.35%		04/01/2023	1,620,605
480,000	McDonald’s Corporation	3.38%		05/26/2025	488,294
2,315,000	McDonald’s Corporation	1.45%		09/01/2025	2,215,477
6,725,000	Microchip Technology, Inc.	0.97%		02/15/2024	6,449,841
6,760,000	Morgan Stanley (Secured Overnight Financing Rate + 0.46%)	0.53%		01/25/2024	6,652,705
6,660,000	Morgan Stanley (Secured Overnight Financing Rate + 0.62%)	0.73%		04/05/2024	6,526,301
6,436,000	Mosaic Company	4.25%		11/15/2023	6,575,503
500,000	Mylan, Inc.	3.13	% (a)	01/15/2023	502,167
1,580,000	Nissan Motor Acceptance Company LLC	1.13	% (a)	09/16/2024	1,479,025
5,345,000	Northrop Grumman Corporation	3.25%		08/01/2023	5,404,639
1,103,000	Northrop Grumman Corporation	2.93%		01/15/2025	1,106,427
7,040,000	NVIDIA Corporation	0.58%		06/14/2024	6,755,981
5,070,000	Omnicom Group, Inc.	3.65%		11/01/2024	5,131,556
3,070,000	Pacific Gas and Electric Company	1.75%		06/16/2022	3,066,836
3,830,000	Pacific Gas and Electric Company	3.25%		02/16/2024	3,814,755
6,295,000	Penske Truck Leasing Company	2.70	% (a)	11/01/2024	6,205,863
6,505,000	PepsiCo, Inc.	0.75%		05/01/2023	6,414,808
915,000	Phillips 66	3.85%		04/09/2025	934,279
2,270,000	Phillips 66	1.30%		02/15/2026	2,124,452
1,130,000	Pioneer Natural Resources Company	0.55%		05/15/2023	1,105,520
5,195,000	Public Service Enterprise Group, Inc.	0.84%		11/08/2023	5,040,542
6,770,000	Republic Services, Inc.	2.50%		08/15/2024	6,703,673
6,795,000	Royalty Pharma PLC	0.75%		09/02/2023	6,600,607
6,240,000	Schlumberger Holdings Corporation	3.75	% (a)	05/01/2024	6,357,676
2,628,000	Shire Acquisitions Investments Ireland DAC	2.88%		09/23/2023	2,636,444
6,700,000	Simon Property Group LP	2.00%		09/13/2024	6,580,244
6,690,000	Southern California Edison Company (Secured Overnight Financing Rate + 0.83%)	1.11%		04/01/2024	6,689,317
6,440,000	Southwest Airlines Company	4.75%		05/04/2023	6,577,994
755,000	Synchrony Financial	2.85%		07/25/2022	757,165
2,720,000	Synchrony Financial	4.38%		03/19/2024	2,772,375
3,295,000	Synchrony Financial	4.25%		08/15/2024	3,343,505
6,845,000	Thermo Fisher Scientific, Inc.	0.80%		10/18/2023	6,681,212
6,615,000	Triton Container International Ltd.	0.80	% (a)	08/01/2023	6,420,601
3,523,000	Truist Financial Corporation (Secured Overnight Financing Rate + 0.40%)	0.66%		06/09/2025	3,502,949
3,680,000	UnitedHealth Group, Inc.	0.55%		05/15/2024	3,527,945
6,425,000	Verizon Communications, Inc. (3 Month LIBOR USD + 1.10%)	1.61%		05/15/2025	6,511,527
1,560,000	Viatris, Inc.	1.13%		06/22/2022	1,560,083
6,755,000	Wells Fargo & Company (Secured Overnight Financing Rate + 1.60%)	1.65%		06/02/2024	6,676,558
6,830,000	Welltower, Inc.	3.63%		03/15/2024	6,905,813
2,215,000	Williams Companies, Inc.	4.30%		03/04/2024	2,265,553
4,600,000	Williams Companies, Inc.	4.55%		06/24/2024	4,728,713
3,210,000	Workday, Inc.	3.50%		04/01/2027	3,211,353
6,800,000	Zimmer Biomet Holdings, Inc.	1.45%		11/22/2024	6,528,107

Total US Corporate Bonds (Cost $462,053,716)					449,315,612

US Government and Agency Mortgage Backed Obligations - 3.9%
23,860,555	Federal Home Loan Mortgage Corporation Pass-Thru, Series K722-X1	1.32	% (b)(g)	03/25/2023	192,693
563,257	Federal Home Loan Mortgage Corporation, Pool G08626	3.00%		02/01/2045	560,524
549,054	Federal Home Loan Mortgage Corporation, Pool G08631	3.00%		03/01/2045	546,387
4,181,883	Federal Home Loan Mortgage Corporation, Pool SB8093	2.00%		03/01/2036	4,068,026
32,476,873	Federal Home Loan Mortgage Corporation, Pool SB8119	2.00%		09/01/2036	31,591,363
1,471,019	Federal Home Loan Mortgage Corporation, Series 2021-MN1-M1 (Secured Overnight Financing Rate 30 Day Average + 2.00%)	2.10	% (a)	01/25/2051	1,423,801
351,670	Federal Home Loan Mortgage Corporation, Series 3417-SM (-1 x 1 Month LIBOR USD + 6.28%, 6.28% Cap)	5.88	% (g)(h)	02/15/2038	53,583
1,322,480	Federal Home Loan Mortgage Corporation, Series 4060-QA	1.50%		09/15/2026	1,321,089
765,703	Federal Home Loan Mortgage Corporation, Series 4471-GA	3.00%		02/15/2044	749,343
7,149,828	Federal Home Loan Mortgage Corporation, Series 4897-F (1 Month LIBOR USD + 0.40%, 0.40% Floor, 6.50% Cap)	0.80%		07/15/2049	7,174,521
11,339,998	Federal Home Loan Mortgage Corporation, Series 4954-LB	2.50%		02/25/2050	11,102,365
7,139,435	Federal Home Loan Mortgage Corporation, Series 5105-NH	2.00%		02/25/2037	6,831,060
14,086,052	Federal Home Loan Mortgage Corporation, Series 5202-BH	2.00%		12/25/2047	13,692,768
4,635,312	Federal Home Loan Mortgage Corporation, Series K-F113-AS (Secured Overnight Financing Rate 30 Day Average + 0.23%, 0.23% Floor)	0.28%		05/25/2028	4,638,246
2,129,263	Federal National Mortgage Association Pass-Thru, Pool AL2987 (12 Month LIBOR USD + 1.63%, 1.63% Floor, 7.40% Cap)	1.88%		11/01/2042	2,198,701
3,213,972	Federal National Mortgage Association Pass-Thru, Pool AP7870 (12 Month LIBOR USD + 1.70%, 1.70% Floor, 7.54% Cap)	1.95%		07/01/2042	3,333,140
724,478	Federal National Mortgage Association Pass-Thru, Pool AS4645	3.00%		03/01/2045	720,480
222,388	Federal National Mortgage Association Pass-Thru, Pool MA1200	3.00%		10/01/2032	220,218
931,152	Federal National Mortgage Association Pass-Thru, Pool MA2270	3.00%		05/01/2045	905,686
1,174,221	Federal National Mortgage Association, Pool BM3520 (12 Month LIBOR USD + 1.56%, 1.56% Floor, 6.99% Cap)	1.82%		05/01/2045	1,213,482
5,041,862	Federal National Mortgage Association, Pool BM4513 (12 Month LIBOR USD + 1.66%, 1.66% Floor, 7.69% Cap)	2.44%		05/01/2044	5,177,439
1,784,826	Federal National Mortgage Association, Pool CB0302	1.50%		05/01/2036	1,695,843
15,733,788	Federal National Mortgage Association, Pool MA4176	2.00%		11/01/2040	14,775,212
895,434	Federal National Mortgage Association, Series 2012-32-DA	2.00%		11/25/2026	895,113
190,989	Federal National Mortgage Association, Series 2013-40-KP	3.50%		04/25/2042	191,031
26,572,638	Federal National Mortgage Association, Series 2016-2-FC (1 Month LIBOR USD + 0.40%, 0.40% Floor, 6.00% Cap)	0.86%		02/25/2046	26,648,142
1,680,842	Federal National Mortgage Association, Series 2016-72-PA	3.00%		07/25/2046	1,646,320
8,500,910	Federal National Mortgage Association, Series 2019-25-SB (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.59	% (g)(h)	06/25/2049	1,337,832
10,983,929	Federal National Mortgage Association, Series 2019-35-FE (1 Month LIBOR USD + 0.35%, 0.35% Floor, 6.50% Cap)	0.81%		07/25/2049	10,970,861
6,159,372	Federal National Mortgage Association, Series 2020-39-MH	3.00%		06/25/2040	6,022,591
20,569,907	Federal National Mortgage Association, Series 2020-45-JL	3.00%		07/25/2040	20,108,314
23,019,878	Federal National Mortgage Association, Series 2020-M49-1A1	1.26	% (b)	11/25/2030	21,529,470
7,587,062	Federal National Mortgage Association, Series 2021-21-GL	2.00%		07/25/2043	7,119,158
6,007,588	Federal National Mortgage Association, Series 2021-21-HG	2.00%		11/25/2047	5,761,196
10,520,379	Federal National Mortgage Association, Series 2021-29-CG	1.25%		05/25/2041	9,732,649
14,714,446	Federal National Mortgage Association, Series 2021-31-AB	2.00%		06/25/2041	14,081,280
10,027,008	Federal National Mortgage Association, Series 2021-M20-A1	1.84	% (b)	10/25/2031	9,606,803
35,744,199	Federal National Mortgage Association, Series 2022-M5-A1	2.42	% (b)	01/01/2034	35,155,589
715,689	Government National Mortgage Association, Series 2016-136-UD	3.00%		04/20/2045	714,771
4,939,824	Government National Mortgage Association, Series 2017-161-DF (1 Month LIBOR USD + 0.25%, 0.25% Floor, 6.50% Cap)	0.70%		10/20/2047	4,917,946
77,860	Government National Mortgage Association, Series 2017-4-NC	3.00%		10/20/2045	77,744
4,993,904	Government National Mortgage Association, Series 2018-65-FE (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap)	0.75%		05/20/2048	4,977,409
6,535,673	Government National Mortgage Association, Series 2018-77-FA (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap)	0.75%		06/20/2048	6,515,280
27,991,995	Government National Mortgage Association, Series 2022-24-DC	2.00%		11/20/2034	27,632,217

Total US Government and Agency Mortgage Backed Obligations (Cost $344,549,425)					329,827,686

US Government and Agency Obligations - 18.1%
204,700,000	United States Treasury Notes	0.13%		02/28/2023	201,958,488
359,100,000	United States Treasury Notes	0.13%		04/30/2023	352,778,519
405,100,000	United States Treasury Notes	1.50%		02/29/2024	399,229,214
284,600,000	United States Treasury Notes	0.38%		04/15/2024	273,427,227
42,800,000	United States Treasury Notes	1.00%		12/15/2024	41,137,320
264,000,000	United States Treasury Notes	1.50%		02/15/2025	256,636,876

Total US Government and Agency Obligations (Cost $1,554,945,041)					1,525,167,644

Common Stocks - 0.0%
58,790	Foresight Equity (e) (i)				1,230,477
39,482	McDermott International Ltd. (i)				26,058

Total Common Stocks (Cost $989,313)					1,256,535

Warrants - 0.0%
29,232	OAS S.A., Expiration 5/16/2039, Strike Price BRL 1.00 (e)(i)				—

Total Warrants (Cost $–)					—

Repurchase Agreements - 0.0%
109,819	Credit Suisse Freedom Mortgage (Collateralized by Residential Mortgage Backed Obligations, Market Value $557,281)	2.65	% (e)	02/22/2023	109,764

Total Repurchase Agreements (Cost $109,819)					109,764

Short Term Investments - 4.0%
77,415,407	First American Government Obligations Fund - Class U	0.20	% (j)		77,415,407
77,415,407	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.25	% (j)		77,415,407
77,415,407	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.23	% (j)		77,415,407
101,400,000	United States Treasury Bills	0.00%		06/30/2022	101,271,664

Total Short Term Investments (Cost $333,505,274)					333,517,885

Total Investments - 96.8% (Cost $8,392,139,291)					8,137,726,657
Other Assets in Excess of Liabilities - 3.2%					272,420,305

NET ASSETS - 100.0%					$8,410,146,962

SECURITY TYPE BREAKDOWN as a % of Net Assets:

US Government and Agency Obligations	18.1%
Collateralized Loan Obligations	16.5%
Non-Agency Residential Collateralized Mortgage Obligations	13.3%
Non-Agency Commercial Mortgage Backed Obligations	12.5%
Bank Loans	8.2%
Asset Backed Obligations	7.1%
Foreign Corporate Bonds	6.7%
US Corporate Bonds	5.3%
Short Term Investments	4.0%
US Government and Agency Mortgage Backed Obligations	3.9%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.2%
Common Stocks	0.0	% (l)
Repurchase Agreements	0.0	% (l)
Warrants	0.0	% (l)
Other Assets and Liabilities	3.2%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:

US Government and Agency Obligations	18.1%
Collateralized Loan Obligations	16.5%
Non-Agency Residential Collateralized Mortgage Obligations	13.3%
Non-Agency Commercial Mortgage Backed Obligations	12.5%
Asset Backed Obligations	7.1%
Banking	4.1%
Short Term Investments	4.0%
US Government and Agency Mortgage Backed Obligations	3.9%
Utilities	1.4%
Healthcare	1.4%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.2%
Energy	1.2%
Business Equipment and Services	1.1%
Media	1.0%
Telecommunications	1.0%
Pharmaceuticals	1.0%
Electronics/Electric	1.0%
Food Products	0.7%
Transportation	0.7%
Food Service	0.6%
Chemicals/Plastics	0.6%
Retailers (other than Food/Drug)	0.4%
Hotels/Motels/Inns and Casinos	0.4%
Aerospace & Defense	0.4%
Automotive	0.4%
Leisure	0.4%
Technology	0.3%
Containers and Glass Products	0.3%
Insurance	0.3%
Finance	0.2%
Real Estate	0.2%
Environmental Control	0.2%
Building and Development (including Steel/Metals)	0.2%
Industrial Equipment	0.1%
Financial Intermediaries	0.1%
Chemical Products	0.1%
Beverage and Tobacco	0.1%
Commercial Services	0.1%
Mining	0.1%
Conglomerates	0.1%
Pulp & Paper	0	% (l)
Food/Drug Retailers	0	% (l)
Construction	0	% (l)
Diversified Manufacturing	0	% (l)
Consumer Products	0	% (l)
Repurchase Agreements	0	% (l)
Other Assets and Liabilities	3.2%

	100.0%

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
(b)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(c)

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of period end.

(d)	Perpetual maturity. The date disclosed is the next call date of the security.
(e)	Value determined using significant unobservable inputs.
(f)	Security is in default or has failed to make a scheduled payment. Income is not being accrued.
(g)	Interest only security
(h)

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(i)	Non-income producing security
(j)	Seven-day yield as of period end
(k)

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of period end.

(l)	Represents less than 0.05% of net assets

PIK

A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

BRL	Brazilian Real

EXCESS RETURN SWAPS

Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Unrealized Appreciation (Depreciation) / Value
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	04/20/2022	100,000,000	$14,378,932
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	05/05/2022	100,000,000	13,814,881
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	05/24/2022	100,000,000	13,321,748
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	04/05/2022	100,000,000	12,383,740
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	04/12/2022	100,000,000	12,191,291
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	04/26/2022	100,000,000	12,179,260
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	04/07/2022	107,000,000	11,098,964
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	05/19/2022	100,000,000	11,037,197
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	05/11/2022	100,000,000	9,561,987
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	06/01/2022	100,000,000	9,092,199
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	06/07/2022	100,000,000	8,938,000
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	05/26/2022	100,000,000	8,754,430
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	04/28/2022	100,000,000	8,639,457
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	05/03/2022	100,000,000	8,124,502
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	06/09/2022	100,000,000	7,774,216
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	05/25/2022	100,000,000	7,531,267
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	05/31/2022	100,000,000	7,175,580
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	06/14/2022	100,000,000	5,521,408
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	06/30/2022	100,000,000	5,375,305
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	06/21/2022	100,000,000	5,332,313
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	05/12/2022	100,000,000	5,175,262
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	07/20/2022	100,000,000	5,050,672
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	06/23/2022	100,000,000	4,693,800
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	07/06/2022	100,000,000	4,665,490
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	02/21/2023	100,000,000	3,867,470
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	12/21/2022	100,000,000	3,814,734
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	08/18/2022	100,000,000	3,614,430
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	07/14/2022	100,000,000	3,602,814
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	07/28/2022	100,000,000	3,301,232
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	08/17/2022	100,000,000	3,167,589
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	04/11/2023	75,000,000	2,956,899
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	02/28/2023	100,000,000	2,825,974
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	07/27/2022	100,000,000	2,713,791
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	08/11/2022	100,000,000	2,713,338
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	11/08/2022	100,000,000	2,607,907
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	10/25/2022	100,000,000	2,531,283
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	08/25/2022	100,000,000	2,478,536
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	12/22/2022	100,000,000	2,473,625
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	08/23/2022	100,000,000	2,426,365
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	08/09/2022	100,000,000	2,360,386
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	08/10/2022	100,000,000	2,355,002
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	10/20/2022	100,000,000	2,342,775
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	11/16/2022	100,000,000	2,335,755
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	11/02/2022	100,000,000	2,148,726
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	10/18/2022	100,000,000	2,117,277
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	08/04/2022	100,000,000	2,091,178
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	09/06/2022	100,000,000	1,628,646
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	10/27/2022	100,000,000	1,443,502
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	08/31/2022	100,000,000	1,424,985
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	12/29/2022	75,000,000	1,414,013
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	08/24/2022	100,000,000	1,410,401
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	09/13/2022	100,000,000	1,380,674
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	03/14/2023	75,000,000	1,289,606
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	09/01/2022	100,000,000	1,221,379
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	04/18/2023	100,000,000	430,693
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	10/11/2022	100,000,000	430,392
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	09/29/2022	100,000,000	334,024
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	09/20/2022	100,000,000	(19,470)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	09/15/2022	100,000,000	(43,894)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	09/14/2022	100,000,000	(142,449)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	10/19/2022	100,000,000	(187,490)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	12/19/2022	75,000,000	(211,299)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	12/30/2022	100,000,000	(225,658)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	12/27/2022	100,000,000	(402,141)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	10/06/2022	50,000,000	(542,516)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	09/22/2022	100,000,000	(571,120)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	12/15/2022	50,000,000	(744,111)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	12/20/2022	100,000,000	(789,230)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	04/26/2023	80,000,000	(994,278)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	09/08/2022	100,000,000	(1,113,061)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	11/15/2022	100,000,000	(1,123,921)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	11/01/2022	100,000,000	(1,221,401)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	01/10/2023	100,000,000	(1,266,419)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	12/28/2022	100,000,000	(1,440,852)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	11/22/2022	100,000,000	(1,647,048)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	12/06/2022	100,000,000	(1,699,753)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	12/14/2022	100,000,000	(1,770,211)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	01/11/2023	100,000,000	(1,975,354)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	12/13/2022	100,000,000	(2,017,117)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	01/17/2023	100,000,000	(2,402,567)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	02/07/2023	100,000,000	(2,586,273)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	01/24/2023	100,000,000	(3,517,093)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	01/18/2023	100,000,000	(3,688,144)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	01/26/2023	100,000,000	(3,870,316)

							$248,854,116

(1)

Shiller Barclays CAPE® US Sector II ER USD Index aims to provide notional long exposure to the top four United States equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE® Ratio (the “Relative CAPE® Indicator”) and that possess relatively strong price momentum over the prior twelve months. Each U.S. equity sector is represented by an index of equity securities of companies in the relevant sector. Information on the sector constituents as of March 31, 2022, is available on the Barclays Capital, Inc. website at https://indices.barclays/IM/12/en/indices/details.app;ticker=BXIICS2E.

Securities Accounted for as Secured Borrowings

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Up to 30 days	31-90 days	Greater than 90 days	Total
Repurchase Agreements
Residential Mortgage Backed Obligations	$—	$—	$—	$557,281	$557,281

Total Borrowings	$—	$—	$—	$557,281	$557,281

Amounts related to agreements not included in offsetting disclosure					$557,281

A summary of the DoubleLine Shiller Enhanced CAPE®’s investments in affiliated mutual funds for the period end is as follows:

Fund	Value at March 31, 2021	Gross Purchases	Gross Sales	Shares Held at March 31, 2022	Value at March 31, 2022	Change in Unrealized for the Year Ended March 31, 2022	Dividend Income Earned for the Year Ended March 31, 2022	Net Realized Gain (Loss) for the Year Ended March 31, 2022
DoubleLine Ultra Short Bond Fund (Class I)	$199,949,999	$—	$(199,850,546)	—	$—	$(448,307)	$250,780	$348,854

DoubleLine Flexible Income Fund

Schedule of Investments

March 31, 2022

Principal Amount $/Shares	Security Description	Rate		Maturity	Value $
Asset Backed Obligations - 6.5%
1,250,000	Affirm Asset Securitization Trust, Series 2020-A-C	6.23	% (a)	02/18/2025	1,248,921
5,000,000	Affirm Asset Securitization Trust, Series 2021-B-D	2.54	% (a)	08/17/2026	4,631,760
650,000	Amur Equipment Finance Receivables LLC, Series 2021-1A-E	4.13	% (a)	03/20/2028	618,994
513,000	Arivo Acceptance Auto Loan Receivables Trust, Series 2021-1A-C	3.77	% (a)	03/15/2027	492,458
1,963,125	CAL Funding IV Ltd., Series 2020-1A-A	2.22	% (a)	09/25/2045	1,829,031
1,308,750	CAL Funding IV Ltd., Series 2020-1A-B	3.50	% (a)	09/25/2045	1,251,857
2,534,974	Castlelake Aircraft Securitization Trust, Series 2018-1-B	5.30	% (a)	06/15/2043	2,169,504
2,817,044	Castlelake Aircraft Structured Trust, Series 2019-1A-C	6.90	% (a)(n)	04/15/2039	1,982,072
1,554,178	Diamond Resorts Owner Trust, Series 2021-1A-D	3.83	% (a)	11/21/2033	1,510,094
6,250,000	ExteNet Issuer LLC, Series 2019-1A-C	5.22	% (a)	07/26/2049	6,255,690
1,660,655	GAIA Aviation Ltd., Series 2019-1-C	7.00	% (a)(n)(o)	12/15/2044	1,264,237
2,075,393	Horizon Aircraft Finance Ltd., Series 2019-1-C	6.90	% (a)(n)	07/15/2039	1,377,866
3,606,347	Jersey Mike’s Funding, Series 2019-1A-A2	4.43	% (a)	02/15/2050	3,571,945
1,230,000	Jimmy Johns Funding LLC, Series 2017-1A-A2II	4.85	% (a)	07/30/2047	1,235,782
1,134,247	JOL Air Ltd., Series 2019-1-B	4.95	% (a)	04/15/2044	1,022,607
1,304,325	Loanpal Solar Loan Ltd., Series 2021-1GS-C	3.50	% (a)	01/20/2048	1,141,177
3,580,481	Lunar Structured Aircraft Portfolio Notes, Series 2021-1-C	5.68	% (a)(n)	10/15/2046	3,130,149
2,086,870	Mosaic Solar Loan Trust, Series 2018-1A-C	0.00	% (a)(b)	06/22/2043	1,968,359
537,533	Mosaic Solar Loan Trust, Series 2020-1A-C	4.47	% (a)	04/20/2046	538,741
1,389,500	Neighborly Issuer LLC, Series 2021-1A-A2	3.58	% (a)	04/30/2051	1,307,680
5,500,000	Pagaya AI Debt Selection Trust, Series 2021-3-C	3.27	% (a)	05/15/2029	5,206,434
1,350,000	Pagaya AI Debt Selection Trust, Series 2021-5-CERT	0.00	% (a)(d)(n)	08/15/2029	2,263,530
4,833,742	Regional Ltd., Series 2021-1A-A	5.75%		04/15/2041	4,596,014
412,832	SoFi Consumer Loan Program LLC, Series 2019-3-C	3.35	% (a)	05/25/2028	413,977
92,000	SoFi Professional Loan Program, Series 2018-C-R1	0.00	% (a)(d)(n)	01/25/2048	1,704,353
2,573,084	Textainer Marine Containers Ltd., Series 2020-2A-A	2.10	% (a)	09/20/2045	2,423,912
2,145,454	Textainer Marine Containers Ltd., Series 2020-2A-B	3.34	% (a)	09/20/2045	2,071,662
1,750,000	Upstart Securitization Trust, Series 2021-3-C	3.28	% (a)	07/20/2031	1,638,573
4,836,000	US Auto Funding LLC, Series 2019-1A-D	8.06	% (a)	11/15/2025	4,903,047
4,709,280	Vivint Solar Financing LLC, Series 2018-1A-A	4.73	% (a)	04/30/2048	4,740,213
9,321,908	Wave LLC, Series 2019-1-C	6.41	% (a)(n)	09/15/2044	6,426,187
1,167,677	Willis Engine Structured Trust, Series 2018-A-A	4.75	% (a)(o)	09/15/2043	1,069,088
3,472,267	Zephyrus Capital Aviation Partners Ltd., Series 2018-1-A	4.61	% (a)	10/15/2038	3,255,591

Total Asset Backed Obligations (Cost $86,677,843)					79,261,505

Bank Loans - 10.0%
294,724	1011778 B.C. Unlimited Liability Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.21%		11/19/2026	288,921
225,000	AAdvantage Loyalty IP Ltd., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%, 0.75% Floor)	5.50%		04/20/2028	228,375
566,550	Access CIG LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.96%		02/27/2025	559,038
585,874	Acrisure LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.72%		02/16/2027	578,796
189,525	Acrisure LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 0.50% Floor)	4.75%		02/16/2027	189,052
115,104	Acuris Finance US, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.50% Floor)	4.50%		02/16/2028	114,331
701,475	ADMI Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		12/23/2027	694,829
74,625	Aegion Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%, 0.75% Floor)	5.50%		05/17/2028	74,345
377,268	Agiliti Health, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.00%		01/05/2026	375,382
658,778	AI Aqua Merger Sub, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.75%, 0.50% Floor)	4.25%		07/31/2028	653,531
235,000	Air Canada, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		08/11/2028	233,041
316,741	Air Methods Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.51%		04/22/2024	304,336
707,850	AlixPartners, LLP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 0.50% Floor)	3.25%		02/04/2028	698,337
260,798	Alliance Laundry Systems LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		10/08/2027	258,517
399,091	Alliant Holdings Intermediate LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.71%		05/09/2025	395,349
503,097	Allied Universal Holdco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.50% Floor)	4.25%		05/12/2028	496,043
369,159	Almonde, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		06/13/2024	365,049
60,000	Almonde, Inc., Senior Secured Second Lien Term Loan (6 Month LIBOR USD + 7.25%, 1.00% Floor)	8.25%		06/16/2025	59,184
689,788	Alpha 3 B.V., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 0.50% Floor)	3.00%		03/17/2028	682,976
343,875	Alterra Mountain Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		08/17/2028	341,726
210,000	AMC Entertainment Holdings, Inc., Senior Secured First Lien	3.26	% (c)	04/22/2026	187,958
464,384	Amentum Government Services Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.96%		02/01/2027	460,126
	Amentum Government Services Holdings LLC, Senior Secured First Lien Term Loan
61,156	(3 Month Secured Overnight Financing Rate + 4.00%, 0.50% Floor)	4.50%		02/15/2029	60,774
68,844	(6 Month Secured Overnight Financing Rate + 4.00%, 0.50% Floor)	4.78%		02/15/2029	68,414
151,900	American Airlines, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.20%		01/29/2027	142,596
73,853	American Airlines, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 2.00%)	2.84%		12/15/2023	73,084
224,438	American Tire Distributors, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 6.25%, 0.75% Floor)	7.00%		10/20/2028	223,035
530,988	American Trailer World Corporation, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.75%, 0.75% Floor)	4.40%		03/03/2028	510,993
362,126	AmWINS Group LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 0.75% Floor)	3.00%		02/22/2028	356,694
115,000	Apex Tool Group LLC, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 5.25%, 0.50% Floor)	5.75%		02/08/2029	112,289
	Applied Systems, Inc., Senior Secured First Lien Term Loan
6,225	(Prime Rate + 2.00%, 0.50% Floor)	5.50%		09/19/2024	6,192
443,410	(3 Month LIBOR USD + 3.00%, 0.50% Floor)	4.01%		09/19/2024	441,055
315,000	Applied Systems, Inc., Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 5.50%, 0.75% Floor)	6.51%		09/19/2025	314,115
	APX Group, Inc., Senior Secured First Lien Term Loan
164,144	(1 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		07/10/2028	162,152
31	(Prime Rate + 2.50%, 0.50% Floor)	6.00%		07/10/2028	30
785,336	Arches Buyer, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		12/06/2027	773,765
144,885	Arctic Glacier U.S.A., Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		03/20/2024	134,704
209,798	Artera Services LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	4.26%		03/06/2025	196,214
58,627	Artera Services LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.51%		03/06/2025	55,124
748,125	Ascend Learning LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		12/11/2028	740,831
120,000	Ascend Learning LLC, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 5.75%, 0.50% Floor)	6.25%		12/10/2029	119,550
694,388	AssuredPartners, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.96%		02/12/2027	686,923
145,000	AssuredPartners, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.50%, 0.50% Floor)	4.00%		02/12/2027	143,596
648,375	Astra Acquisition Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.25%, 0.50% Floor)	5.75%		10/25/2028	630,950
276,500	Asurion LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.71%		12/23/2026	270,912
342,046	Asurion LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.46%		07/30/2027	335,633
50,000	Asurion LLC, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 5.25%)	5.71%		01/31/2028	49,100
525,000	Asurion LLC, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 5.25%)	5.71%		01/19/2029	514,009
470,290	Athenahealth Group, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.50%, 0.50% Floor)	4.00%		02/15/2029	466,175
353,225	Atlas Purchaser, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.25%, 0.75% Floor)	6.00%		05/08/2028	343,953
41,178	Avantor Funding, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%, 0.50% Floor)	2.50%		11/21/2024	40,912
143,554	Avantor Funding, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.25%, 0.50% Floor)	2.75%		11/08/2027	142,656
147,992	Avaya, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.65%		12/15/2027	147,252
149,057	Aveanna Healthcare LLC, Senior Secured First Lien	4.25	% (c)	07/15/2028	145,386
638,388	Aveanna Healthcare LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	4.25%		07/17/2028	622,667
430,000	Aveanna Healthcare LLC, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%, 0.50% Floor)	7.50%		12/10/2029	411,725
697,168	Azalea TopCo, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	3.80%		07/24/2026	689,433
822,938	Bally’s Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		10/02/2028	819,531
86,538	Bausch Health Companies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.46%		06/02/2025	85,997
199,483	BCP Renaissance Parent L.L.C., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.50%, 1.00% Floor)	4.50%		10/30/2026	197,155
339,972	Blackhawk Network Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.46%		06/16/2025	334,278
761,175	Blackstone CQP Holdco LP, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	4.76%		06/05/2028	758,499
290,813	Boxer Parent Company, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	4.76%		10/02/2025	289,481
	Brand Industrial Services, Inc., Senior Secured First Lien Term Loan
1,564	(3 Month LIBOR USD + 4.25%, 1.00% Floor)	5.26%		06/21/2024	1,498
197,095	(3 Month LIBOR USD + 4.25%, 1.00% Floor)	5.25%		06/21/2024	188,759
247,635	Bright Bidco B.V., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	4.77%		06/28/2024	149,936
697,932	Brookfield WEC Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 0.50% Floor)	3.25%		08/01/2025	686,703
650,567	Brown Group Holding LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%, 0.50% Floor)	3.51%		06/07/2028	643,112
128,375	Cablevision Lightpath LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		11/30/2027	127,075
773,064	Caesars Resort Collection LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.71%		07/21/2025	771,518
48,750	Calpine Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.21%		08/12/2026	48,149
335,938	Camelot U.S. Acquisition 1 Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.46%		10/30/2026	332,929
74,063	Camelot U.S. Acquisition 1 Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		10/30/2026	73,538
83,513	Carnival Corporation, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 0.75% Floor)	3.75%		06/30/2025	81,487
593,513	Carnival Corporation, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.25%, 0.75% Floor)	4.00%		10/18/2028	581,642
647,911	Castle US Holding Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	4.21%		01/29/2027	627,867
520,000	Castlelake Aviation LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 0.50% Floor)	3.58%		10/22/2026	507,328
631,800	Cengage Learning, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.75%, 1.00% Floor)	5.75%		07/14/2026	627,539
369,758	Change Healthcare Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 1.00% Floor)	3.50%		03/01/2024	368,233
259,335	Charter Communications Operating LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	1.96%		02/01/2027	257,517
198,000	Charter Next Generation, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		12/01/2027	197,164
358,200	CHG Healthcare Services, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.50% Floor)	4.51%		09/29/2028	355,514
435,000	CHG PPC Parent LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.50% Floor)	3.50%		12/08/2028	425,756
279,300	Cincinnati Bell, Inc., Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.25%, 0.50% Floor)	4.05%		11/22/2028	276,595
753,360	Clarios Global LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.71%		04/30/2026	745,073
115,737	Clear Channel Outdoor Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.80%		08/21/2026	113,966
288,133	ClubCorp Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	3.76%		09/18/2024	274,412
440,000	Clydesdale Acquisition Holdings, Inc., Senior Secured First Lien	0.05	% (c)	03/30/2029	433,400
349,897	CMG Media Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.96%		12/17/2026	345,030
777,373	CNT Holdings I Corporation, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		11/08/2027	774,213
23,884	Columbus McKinnon Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 0.50% Floor)	3.81%		05/15/2028	23,566
266,420	Compass Power Generation, LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		12/20/2024	263,363
139,300	Conair Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	4.76%		05/17/2028	137,315
88,200	Connect U.S. Finco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		12/11/2026	87,605
137,900	Conservice Midco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.71%		05/13/2027	136,492
391,888	Constant Contact, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		02/10/2028	387,969
691,525	Corelogic, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		06/02/2028	685,045
398,125	Cornerstone Building Brands, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		04/12/2028	386,346
465,000	Cornerstone OnDemand, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%, 0.50% Floor)	4.25%		10/16/2028	461,222
542,000	CP Atlas Buyer, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.50% Floor)	4.25%		11/23/2027	527,772
247,914	CSC Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.65%		07/17/2025	244,506
274,485	Cvent, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	4.21%		11/29/2024	272,198
105,744	Cyanco Intermediate 2 Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.96%		03/17/2025	103,893
360,100	Cyxtera DC Holdings, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		05/01/2024	357,174
700,921	DCert Buyer, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.46%		10/16/2026	696,881
260,000	DCert Buyer, Inc., Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%)	7.46%		02/19/2029	257,670
437,557	Deerfield Dakota Holding LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		04/09/2027	435,962
420,000	Delta 2 (Lux) SARL, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 1.00% Floor)	3.50%		02/01/2024	419,215
651,244	Delta Topco, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		12/01/2027	642,058
75,000	Delta Topco, Inc., Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 7.25%, 0.75% Floor)	8.00%		12/01/2028	74,000
	DexKo Global, Inc., Senior Secured First Lien Delayed-Draw Term Loan
48,696	(3 Month LIBOR USD + 3.75%, 0.50% Floor)	4.72%		10/04/2028	47,823
7,304	(1 Month LIBOR USD + 3.75%, 0.50% Floor)	4.72%		10/04/2028	7,174
294,000	DexKo Global, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	4.72%		10/04/2028	288,733
689,810	DG Investment Intermediate Holdings 2, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		03/31/2028	683,861
45,000	DG Investment Intermediate Holdings 2, Inc., Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.75%, 0.75% Floor)	7.50%		03/19/2029	45,113
623,438	Diamond (BC) B.V., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 0.50% Floor)	3.25%		09/29/2028	612,371
122,264	Diamond Sports Group LLC, Senior Secured Second Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.25%)	3.44%		08/24/2026	42,372
502,870	DIRECTV Financing LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%, 0.75% Floor)	5.75%		08/02/2027	502,968
	DT Midstream, Inc., Senior Secured First Lien Term Loan
116,675	(6 Month LIBOR USD + 2.00%, 0.50% Floor)	2.50%		06/26/2028	116,659
12,350	(3 Month LIBOR USD + 2.00%, 0.50% Floor)	2.50%		06/26/2028	12,348
142,782	Dynasty Acquisition Company, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	4.51%		04/06/2026	140,699
76,764	Dynasty Acquisition Company, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	4.51%		04/06/2026	75,645
	EAB Global, Inc., Senior Secured First Lien Term Loan
493,763	(1 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		08/16/2028	489,566
1,237	(3 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		08/16/2028	1,227
280,000	Echo Global Logistics, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	4.25%		11/23/2028	277,332
109,272	EG America LLC, Senior Secured First Lien Delayed-Draw Term Loan (3 Month LIBOR USD + 4.25%, 0.50% Floor)	5.25%		03/31/2026	107,961
186,287	EG Group Limited, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	5.00%		02/06/2025	183,758
213,925	Eisner Advisory Group LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.25%, 0.75% Floor)	6.00%		07/28/2028	213,123
134,231	Endo Luxembourg Finance Company I SARL, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%, 0.75% Floor)	5.75%		03/27/2028	126,107
375,200	Endurance International Group, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		02/10/2028	365,351
173,250	Energizer Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 0.50% Floor)	2.75%		12/22/2027	170,651
306,266	Envision Healthcare Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	4.21%		10/10/2025	204,688
19,798	eResearchTechnology, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%		02/04/2027	19,755
134,325	Everi Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%, 0.50% Floor)	3.01%		08/03/2028	133,653
685,516	EW Scripps Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.56%, 0.75% Floor)	3.31%		05/01/2026	679,151
495,424	Excelitas Technologies Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.51%		12/02/2024	493,566
141,737	Exgen Renewables IV LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%, 1.00% Floor)	3.50%		12/15/2027	140,807
335,000	Fertitta Entertainment LLC, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.00%, 0.50% Floor)	4.50%		01/29/2029	333,766
299,343	Filtration Group Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.21%		03/31/2025	295,492
295,000	FINThrive Software Intermediate Holdings, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.00%, 0.50% Floor)	4.50%		12/18/2028	292,510
187,311	First Advantage Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.21%		01/29/2027	186,413
356,997	First Student Bidco, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 0.50% Floor)	3.50%		07/21/2028	354,568
132,108	First Student Bidco, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 0.50% Floor)	3.50%		07/21/2028	131,209
181,232	Flex Acquisition Company, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%)	3.13%		06/30/2025	181,119
108,383	Foresight Energy LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 8.00%, 1.50% Floor)	9.50	% (n)	06/30/2027	108,383
290,000	Freeport LNG Investments, LLP, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		12/21/2028	288,292
455,000	Garda World Security Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.71%		10/30/2026	450,614
225,000	Garda World Security Corporation, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.25%)	4.57%		02/01/2029	223,313
406,879	Gemini HDPE LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 0.50% Floor)	3.50%		12/31/2027	401,455
79,600	Geon Performance Solutions LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%, 0.75% Floor)	5.50%		08/18/2028	79,600
249,474	Getty Images, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%)	5.06%		02/19/2026	248,435
199,500	GIP II Blue Holding LP, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%		09/29/2028	199,251
149,228	Global Medical Response, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.25%, 1.00% Floor)	5.25%		03/14/2025	148,562
232,063	Global Medical Response, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.25%, 1.00% Floor)	5.25%		10/02/2025	230,866
521,063	Gogo Intermediate Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		04/28/2028	517,970
363,015	GoodRX, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.21%		10/10/2025	360,557
386,547	Grab Holdings, Inc., Senior Secured First Lien Term Loan (2 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%		01/29/2026	378,816
461,575	Graham Packaging Company, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.75% Floor)	3.75%		08/04/2027	454,527
469,820	Granite US Holdings Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	5.06%		09/30/2026	465,709
601,856	Gray Television, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.73%		01/02/2026	598,221
325,887	Great Outdoors Group LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		03/06/2028	325,123
	Greeneden U.S. Holdings II LLC, Senior Secured First Lien Term Loan
309,830	(1 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		12/01/2027	309,734
145,110	(2 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		12/01/2027	145,065
69,138	Greystone Select Financial LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%, 0.75% Floor)	5.75%		06/16/2028	69,138
328,350	Grinding Media, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	4.80%		10/12/2028	326,093
97,127	Gulf Finance LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 6.75%, 1.00% Floor)	7.75%		08/25/2026	89,166
271,563	Harbor Freight Tools USA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 0.50% Floor)	3.25%		10/19/2027	266,387
282,863	Hayward Industries, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 0.50% Floor)	3.00%		05/29/2028	279,799
694,750	Heartland Dental LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.45%		04/30/2025	689,911
368,714	Helios Software Holdings, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%)	5.25%		03/13/2028	365,951
584,769	H-Food Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.69%)	4.14%		05/23/2025	564,989
248,750	Hightower Holding LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		04/21/2028	246,884
183,150	Horizon Therapeutics USA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%, 0.50% Floor)	2.25%		03/15/2028	181,605
185,190	Houston Foods, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.75%)	6.21%		07/21/2025	175,004
685,000	Hunter Douglas Holding B.V., Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.50%, 0.50% Floor)	4.00%		02/26/2029	672,372
339,235	Hyland Software, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		07/01/2024	337,963
128,959	Hyland Software, Inc., Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.25%, 0.75% Floor)	7.00%		07/07/2025	127,830
197,901	ICON Luxembourg SARL, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.25%, 0.50% Floor)	3.31%		07/03/2028	197,221
135,769	IHeartCommunications, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.46%		05/01/2026	135,150
75,000	Ineos US Finance LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 0.50% Floor)	3.00%		11/06/2028	73,641
357,300	Ingram Micro, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.50% Floor)	4.51%		06/30/2028	354,799
468,825	Intelsat Jackson Holdings S.A., Senior Secured First Lien Term Loan (6 Month Secured Overnight Financing Rate + 4.25%, 0.50% Floor)	4.92%		02/01/2029	461,975
431,738	ION Trading Technologies SARL, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.75%)	5.21%		03/31/2028	429,179
188,100	IRB Holding Corporation, Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.00%, 0.75% Floor)	3.75%		12/15/2027	187,277
689,233	IRI Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.71%		12/01/2025	687,651
589,645	Iron Mountain Information Management LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.21%		01/02/2026	583,259
373,611	Ivanti Software, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 0.75% Floor)	5.00%		12/01/2027	369,175
446,625	Jazz Pharmaceuticals, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		05/05/2028	445,537
393,025	Jo-Ann Stores LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%, 0.75% Floor)	5.50%		07/07/2028	345,722
210,262	KBR, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.21%		02/05/2027	209,737
520,328	Kenan Advantage Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		03/24/2026	514,313
312,800	Kestrel Bidco, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		12/11/2026	302,309
124,688	KKR Apple Bidco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.50% Floor)	3.50%		09/22/2028	123,431
210,000	Kraton Corporation, Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.25%, 0.50% Floor)	3.99%		03/15/2029	208,295
519,031	Kronos Acquisition Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	4.25%		12/22/2026	487,025
526,533	LBM Acquisition LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		12/17/2027	514,688
693,000	Leslie’s Poolmart, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 2.50%, 0.50% Floor)	3.02%		03/09/2028	685,349
103,719	Lions Gate Capital Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.71%		03/24/2025	102,488
184,147	LogMeIn, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	5.22%		08/31/2027	181,241
266,817	Lucid Energy Group II Borrower LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 0.75% Floor)	5.00%		11/22/2028	264,956
523,661	Lumen Technologies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	2.71%		03/15/2027	510,530
399,460	Lummus Technology Holdings V LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.96%		06/30/2027	386,979
729,488	Madison IAQ LLC, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.25%, 0.50% Floor)	4.52%		06/21/2028	720,066
58,639	Maravai Intermediate Holdings LLC, Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.00%, 0.50% Floor)	3.50%		10/19/2027	58,492
779,113	Mavis Tire Express Services Topco Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		05/04/2028	776,082
400,000	McAfee Corporation, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.00%, 0.50% Floor)	4.50%		03/01/2029	397,750
689,794	MED ParentCo, LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.71%		08/31/2026	683,758
660,000	Medline Borrower LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		10/23/2028	654,182
300,591	Messer Industries GMBH, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	2.72%		03/02/2026	297,168
99,750	MIC Glen LLC, Senior Secured First Lien Term Loan (2 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		07/21/2028	98,607
136,233	Michaels Companies, Inc., The, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 0.75% Floor)	5.26%		04/14/2028	128,135
702,004	Milano Acquisition Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	5.01%		10/01/2027	702,004
150,000	Mileage Plus Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.25%, 1.00% Floor)	6.25%		06/21/2027	156,146
577,655	Minotaur Acquisition, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	5.21%		03/27/2026	573,398
334,330	Mirion Technologies (US), Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 2.75%, 0.50% Floor)	3.25%		10/20/2028	331,672
532,064	Mister Car Wash Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.46%		05/14/2026	526,270
805,000	Mitchell International, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	4.25%		10/16/2028	793,247
55,000	Mitchell International, Inc., Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.50%, 0.50% Floor)	7.00%		10/15/2029	54,605
354,113	Monogram Food Solutions LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.50% Floor)	4.50%		08/28/2028	348,358
99,377	Motion Acquisition Ltd., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	4.26%		11/12/2026	97,873
13,061	Motion Acquisition Ltd., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	4.26%		11/12/2026	12,863
118,379	Nascar Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.96%		10/19/2026	117,573
519,629	Natgasoline LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.96%		11/14/2025	515,082
59,041	National Intergovernmental Purchasing Alliance Company, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	4.51%		05/23/2025	58,156
117,000	NCR Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	2.80%		08/28/2026	115,904
199,486	NEP Group, Inc., Senior Secured First Lien	3.51	% (c)	10/20/2025	196,344
811,299	Numericable U.S. LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.51%		08/14/2026	797,442
269,325	Olympus Water US Holding Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.50% Floor)	4.25%		11/09/2028	262,845
897,750	OneDigital Borrower LLC, Senior Secured First Lien Term Loan (6 Month Secured Overnight Financing Rate + 4.25%, 0.50% Floor)	4.75%		11/16/2027	893,266
429,054	Organon & Company, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 0.50% Floor)	3.56%		06/02/2028	427,445
259,347	Oryx Midstream Services Permian Basin LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		10/05/2028	257,585
81,481	Osmosis Buyer Limited, Senior Secured First Lien	4.50	% (c)	07/30/2028	80,743
18,519	Osmosis Buyer Limited, Senior Secured First Lien	4.50	% (c)	07/30/2028	18,351
96,750	Outcomes Group Holdings, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.25%)	3.60%		10/24/2025	94,997
777,646	Packaging Coordinators Midco, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		11/30/2027	774,567
579,221	Packers Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.75% Floor)	4.00%		03/06/2028	571,546
490,993	PAI HoldCo, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		10/28/2027	487,310
203,462	Park River Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.75% Floor)	4.00%		12/28/2027	199,302
695,050	Pathway Vet Alliance LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.96%		03/31/2027	689,407
101,130	PCI Gaming Authority, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.71%		05/29/2026	100,513
648,375	PECF USS Intermediate Holding III Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 0.50% Floor)	4.76%		12/15/2028	643,457
45,395	Pediatric Associates Holding Company LLC, Senior Secured First Lien	3.75	% (c)	12/29/2028	44,912
299,605	Pediatric Associates Holding Company LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		12/29/2028	296,422
769,004	Peraton Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		02/01/2028	765,159
425,700	Petco Health and Wellness Company, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.75% Floor)	4.00%		03/03/2028	422,318
208,950	PetSmart, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		02/11/2028	208,558
292,960	PetVet Care Centers LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		02/14/2025	291,954
338,963	PG&E Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 0.50% Floor)	3.50%		06/23/2025	335,468
702,900	Phoenix Guarantor, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.95%		03/05/2026	696,497
515,000	Phoenix Newco, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		11/15/2028	511,874
523,459	Phoenix Services International LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		03/03/2025	507,263
468,455	Playa Resorts Holding BV, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		04/29/2024	458,830
272,250	Playtika Holding Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.21%		03/13/2028	268,723
540,000	PMHC II, Inc, Senior Secured First Lien	4.75	% (c)	02/03/2029	516,599
465,536	PODS LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.75% Floor)	3.75%		03/31/2028	461,125
94,050	PointClickCare Technologies, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%, 0.75% Floor)	3.75%		12/29/2027	93,110
389,772	Polar US Borrower LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%)	4.87%		10/15/2025	379,053
776,100	Polaris Newco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.50% Floor)	4.50%		06/02/2028	771,540
	PQ Corporation, Senior Secured First Lien Term Loan
53,927	(1 Month LIBOR USD + 2.50%, 0.50% Floor)	3.00%		06/09/2028	53,388
20,511	(3 Month LIBOR USD + 2.50%, 0.50% Floor)	3.00%		06/09/2028	20,305
49,307	PRA Health Sciences, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.25%, 0.50% Floor)	2.75%		07/03/2028	49,138
150,500	Prairie ECI Acquiror LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	5.21%		03/11/2026	147,380
268,813	Pregis Topco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.46%		07/31/2026	263,739
299,250	Pretium PKG Holdings, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.00%, 0.50% Floor)	4.50%		10/02/2028	291,341
65,000	Pretium PKG Holdings, Inc., Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 6.75%, 0.50% Floor)	7.25%		09/21/2029	63,321
417,524	Project Alpha Intermediate Holding, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	4.30%		04/26/2024	415,524
659,204	Prometric Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	4.00%		01/29/2025	648,657
698,250	Proofpoint, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.50% Floor)	3.76%		08/31/2028	691,606
210,938	Pug LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.96%		02/12/2027	207,423
580,000	QUIKRETE Holdings, Inc., Senior Secured First Lien	3.45	% (c)	06/11/2028	570,616
445,500	Rackspace Technology Global, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 0.75% Floor)	3.50%		02/15/2028	437,942
667,102	Radiate Holdco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.75% Floor)	4.00%		09/25/2026	662,392
	Radiology Partners, Inc., Senior Secured First Lien Term Loan
203,560	(1 Month LIBOR USD + 4.25%)	4.33%		07/09/2025	201,306
311,492	(1 Month LIBOR USD + 4.25%)	4.70%		07/09/2025	308,044
267,072	(1 Month LIBOR USD + 4.25%)	4.72%		07/09/2025	264,116
699,713	RadNet Management, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 0.75% Floor)	3.75%		04/24/2028	691,403
696,500	RealPage, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		04/24/2028	689,535
137,166	Redstone Holdco 2 LP, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%, 0.75% Floor)	5.50%		04/27/2028	134,423
308,046	RegionalCare Hospital Partners Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	4.20%		11/14/2025	306,714
336,593	Renaissance Holding Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.71%		05/30/2025	333,385
115,000	Renaissance Holding Corporation, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%)	7.46%		05/29/2026	114,299
123,750	Rent-A-Center, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.81%		02/17/2028	121,565
29,538	Rentpath, Inc., Senior Secured First Lien Term Loan (Prime Rate + 0.00%)	3.25%		12/17/2021	7,532
124,524	Reynolds Consumer Products LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.21%		02/04/2027	122,745
101,199	Sabre GLBL, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.46%		02/22/2024	99,747
95,651	Sabre GLBL, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		12/17/2027	94,755
152,474	Sabre GLBL, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		12/17/2027	151,044
337,450	Savage Enterprises LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		09/15/2028	335,462
220,000	Scientific Games Holdings LP, Senior Secured First Lien	4.00	% (c)	02/04/2029	218,310
274,987	Scientific Games International, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.21%		08/14/2024	274,301
281,657	Securus Technologies Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%, 1.00% Floor)	5.51%		11/01/2024	268,982
239,303	Sedgwick Claims Management Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.46%		12/31/2025	237,252
455,318	Sedgwick Claims Management Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	4.21%		09/03/2026	453,042
698,217	Severin Acquisition LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.45%		08/01/2025	691,482
266,832	Sinclair Television Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.96%		09/30/2026	259,382
203,575	Six Flags Theme Parks, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	2.21%		04/17/2026	198,650
144,763	Skillsoft Finance II, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%, 0.75% Floor)	5.50%		07/14/2028	143,532
145,000	SkyMiles IP Ltd., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	4.75%		10/20/2027	150,120
	SMG US Midco 2, Inc., Senior Secured First Lien Term Loan
87,401	(1 Month LIBOR USD + 2.50%)	2.96%		01/23/2025	84,342
219,986	(3 Month LIBOR USD + 2.50%)	2.80%		01/23/2025	212,286
214,401	SolarWinds Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.21%		02/05/2024	211,842
414,766	Sophia, LP, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.50% Floor)	4.26%		10/07/2027	411,483
710,000	Sotera Health Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 0.50% Floor)	3.25%		12/11/2026	702,602
474,481	Sound Inpatient Physicians, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.21%		06/27/2025	472,602
767,127	Southern Veterinary Partners LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	5.00%		10/01/2027	763,292
336,600	Spin Holdco, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		03/06/2028	334,612
	SRS Distribution, Inc., Senior Secured First Lien Term Loan
694,750	(6 Month LIBOR USD + 3.50%, 0.50% Floor)	4.00%		06/02/2028	687,226
1,750	(3 Month LIBOR USD + 3.50%, 0.50% Floor)	4.02%		06/02/2028	1,731
243,267	Staples, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%)	5.32%		04/16/2026	230,444
257,273	Starfruit US Holdco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.21%		10/01/2025	253,950
161,511	Stars Group Holdings B.V., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.25%)	3.26%		07/21/2026	160,401
464,310	Sunshine Luxembourg VII SARL, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	4.76%		10/01/2026	461,917
417,566	Surf Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	4.11%		03/05/2027	414,108
389,711	Sweetwater Borrower LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%, 0.75% Floor)	5.50%		08/07/2028	385,814
780,000	SWF Holdings I Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		10/06/2028	757,247
	TAMKO Building Products LLC, Senior Secured First Lien Term Loan
76,922	(3 Month LIBOR USD + 3.00%)	4.01%		05/29/2026	75,560
79,666	(3 Month LIBOR USD + 3.00%)	3.51%		05/29/2026	78,255
162,014	(3 Month LIBOR USD + 3.00%)	3.30%		05/29/2026	159,144
180,429	Team Health Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	3.75%		02/06/2024	172,148
148,875	Tecta America Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 0.75% Floor)	5.00%		04/06/2028	147,758
145,676	Telesat Canada, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	3.21%		12/07/2026	109,318
209,475	Tempo Acquisition LLC, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.00%, 0.50% Floor)	3.50%		08/31/2028	208,506
101,571	TGP Holdings III LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.75% Floor)	4.00%		06/29/2028	97,477
458,999	The Dun & Bradstreet Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.70%		02/06/2026	455,515
95,000	The Dun & Bradstreet Corporation, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.25%)	3.56%		01/18/2029	94,288
439,951	The Edelman Financial Engines Centre LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	4.25%		04/07/2028	435,644
225,000	The Edelman Financial Engines Centre LLC, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.75%)	7.21%		07/20/2026	222,441
9,471	The Hillman Group, Inc., Senior Secured First Lien Delayed-Draw Term Loan (1 Month LIBOR USD + 2.75%, 0.50% Floor)	3.25	% (g)	07/14/2028	9,316
494,288	The Hillman Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 0.50% Floor)	3.25%		07/14/2028	486,155
701,111	TIBCO Software, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	4.21%		06/30/2026	698,482
35,000	TIBCO Software, Inc., Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%)	7.71%		03/03/2028	34,993
462,675	Tiger Acquisition LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		06/01/2028	445,230
284,216	Titan Acquisition Limited, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%)	3.35%		03/28/2025	278,685
234,486	Trans Union LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 0.50% Floor)	2.75%		12/01/2028	233,118
164,252	Travel Leaders Group LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.46%		01/25/2024	155,577
206,394	Travelport Finance (Luxembourg) S.A.R.L., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.50%, 1.00% Floor)	2.50%		02/28/2025	214,565
59,502	Travelport Finance (Luxembourg) S.A.R.L., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%)	5.22%		05/29/2026	53,031
214,674	Traverse Midstream Partners LLC, Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.25%, 1.00% Floor)	5.25%		09/27/2024	214,137
754,786	TricorBraun Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		03/03/2028	738,011
6,604	Trident TPI Holdings, Inc., Senior Secured First Lien Delayed-Draw Term Loan (1 Month LIBOR USD + 4.00%, 0.50% Floor)	4.50	% (g)	09/15/2028	6,532
74,069	Trident TPI Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.50% Floor)	4.50%		09/15/2028	73,267
651,536	Triton Water Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.50% Floor)	4.51%		03/31/2028	636,759
282,078	U.S. Silica Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	5.00%		05/01/2025	278,024
696,824	Uber Technologies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.96%		04/04/2025	696,448
363,646	UFC Holdings LLC, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 2.75%, 0.75% Floor)	3.50%		04/29/2026	360,563
927,088	UKG, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		05/04/2026	920,872
76,055	UKG, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	4.76%		05/04/2026	75,865
95,000	UKG, Inc., Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 5.25%, 0.50% Floor)	5.75%		05/03/2027	94,570
105,355	Ultra Clean Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.96%		08/27/2025	105,267
644,703	United Airlines, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		04/21/2028	638,211
294,849	United Natural Foods, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.71%		10/22/2025	292,900
78,200	Univar Solutions USA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	2.46%		07/01/2026	77,418
784,803	Upstream Newco, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.25%)	4.68%		11/20/2026	781,373
581,613	US Foods, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.00%)	2.51%		09/14/2026	571,237
	Vantage Specialty Chemicals, Inc., Senior Secured First Lien Term Loan
297,229	(3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		10/28/2024	286,789
318,104	(3 Month LIBOR USD + 3.50%, 1.00% Floor)	4.51%		10/28/2024	306,930
466,349	Verscend Holding Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.46%		08/27/2025	465,766
	Vertical Midco GMBH, Senior Secured First Lien Term Loan
89,030	(6 Month LIBOR USD + 3.50%, 0.50% Floor)	4.02%		07/30/2027	88,363
315,871	(3 Month LIBOR USD + 3.50%, 0.50% Floor)	4.02%		07/30/2027	313,503
203,975	Viad Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%, 0.50% Floor)	5.50%		07/31/2028	202,190
248,750	Victoria’s Secret & Company, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		08/02/2028	245,797
140,000	Virgin Media Bristol LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	3.65%		01/31/2029	139,366
397,514	VS Buyer LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.46%		02/26/2027	394,865
351,426	VT Topco, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		08/01/2025	346,815
503,738	W.R. Grace Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	4.81%		09/22/2028	500,982
316,197	Wand NewCo 3, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.46%		02/05/2026	307,403
123,418	WaterBridge Midstream Operating LLC, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 5.75%, 1.00% Floor)	6.75%		06/22/2026	119,310
517,528	Waterlogic Holdings Limited, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%, 0.50% Floor)	5.76%		08/17/2028	516,772
354,113	Whatabrands LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	3.75%		08/03/2028	350,315
318,400	Wheel Pros, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 0.75% Floor)	5.25%		05/11/2028	304,421
307,675	WIN Waste Innovations Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 0.50% Floor)	3.76%		03/24/2028	305,704
653,363	WWEX UNI TopCo Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 0.75% Floor)	5.00%		07/26/2028	647,954
261,026	Zayo Group Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	3.46%		03/09/2027	254,392
186,290	Zebra Buyer LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.50% Floor)	4.31%		11/01/2028	185,330
175,113	Zelis Cost Management Buyer, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.73%		09/30/2026	173,636
427,980	Zelis Cost Management Buyer, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	3.73%		09/30/2026	424,406
235,000	Ziggo Financing Partnership, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	2.90%		04/28/2028	231,916

Total Bank Loans (Cost $123,822,429)					122,741,632

Collateralized Loan Obligations - 19.6%
2,000,000	AIMCO, Series 2021-15A-D (3 Month LIBOR USD + 2.90%, 2.90% Floor)	3.14	% (a)	10/17/2034	1,946,119
2,000,000	Apidos Ltd., Series 2013-12A-DR (3 Month LIBOR USD + 2.60%)	2.84	% (a)	04/15/2031	1,967,510
2,500,000	Apidos Ltd., Series 2018-29A-C (3 Month LIBOR USD + 2.75%)	3.01	% (a)	07/25/2030	2,373,500
2,500,000	Atrium Corporation, Series 13A-D (3 Month LIBOR USD + 2.70%)	2.96	% (a)	11/21/2030	2,452,075
1,000,000	Atrium Corporation, Series 14A-D (3 Month LIBOR USD + 2.95%, 2.95% Floor)	3.19	% (a)	08/23/2030	979,671
3,000,000	Atrium Corporation, Series 9A-DR (3 Month LIBOR USD + 3.60%)	4.11	% (a)	05/28/2030	2,973,692
500,000	Bain Capital Credit Ltd., Series 2017-2A-DR2 (3 Month LIBOR USD + 3.10%, 3.10% Floor)	3.36	% (a)	07/25/2034	496,248
1,250,000	Bain Capital Credit Ltd., Series 2021-7A-D (3 Month LIBOR USD + 3.25%, 3.25% Floor)	3.62	% (a)	01/22/2035	1,245,313
1,500,000	Barings Ltd., Series 2015-2A-DR (3 Month LIBOR USD + 2.95%)	3.20	% (a)	10/20/2030	1,488,772
1,737,500	Barings Ltd., Series 2015-2A-ER (3 Month LIBOR USD + 6.45%)	6.70	% (a)	10/20/2030	1,642,685
4,000,000	Barings Ltd., Series 2018-3A-D (3 Month LIBOR USD + 2.90%)	3.15	% (a)	07/20/2029	3,803,997
2,000,000	Barings Ltd., Series 2019-2A-CR (3 Month LIBOR USD + 3.40%, 3.40% Floor)	3.64	% (a)	04/15/2036	1,974,997
2,000,000	Barings Ltd., Series 2020-1A-DR (3 Month LIBOR USD + 3.20%, 3.20% Floor)	3.44	% (a)	10/15/2036	1,986,659
1,000,000	Barings Ltd., Series 2021-1A-E (3 Month LIBOR USD + 6.30%, 6.30% Floor)	6.56	% (a)	04/25/2034	954,800
3,770,000	BlueMountain Ltd., Series 2013-2A-DR (3 Month LIBOR USD + 2.90%)	3.16	% (a)	10/22/2030	3,577,229
500,000	BlueMountain Ltd., Series 2015-3A-CR (3 Month LIBOR USD + 2.60%)	2.85	% (a)	04/20/2031	476,398
1,000,000	BlueMountain Ltd., Series 2016-3A-DR (3 Month LIBOR USD + 3.10%, 3.10% Floor)	3.61	% (a)	11/15/2030	992,977
1,000,000	BlueMountain Ltd., Series 2017-2A-C (3 Month LIBOR USD + 3.00%)	3.25	% (a)	10/20/2030	973,948
2,000,000	Canyon Capital Ltd., Series 2012-1RA-D (3 Month LIBOR USD + 3.00%)	3.24	% (a)	07/15/2030	1,987,100
2,000,000	Canyon Capital Ltd., Series 2014-1A-CR (3 Month LIBOR USD + 2.75%, 2.75% Floor)	3.05	% (a)	01/30/2031	1,928,837
2,500,000	Canyon Capital Ltd., Series 2018-1A-D (3 Month LIBOR USD + 2.90%, 2.90% Floor)	3.14	% (a)	07/15/2031	2,472,388
3,000,000	Canyon Capital Ltd., Series 2020-2A-DR (3 Month LIBOR USD + 3.15%, 3.15% Floor)	3.39	% (a)	10/15/2034	2,914,615
2,000,000	Canyon Capital Ltd., Series 2021-1A-D (3 Month LIBOR USD + 3.10%, 3.10% Floor)	3.34	% (a)	04/15/2034	1,978,749
1,000,000	Canyon Capital Ltd., Series 2021-3A-D (3 Month LIBOR USD + 3.05%, 3.05% Floor)	3.29	% (a)	07/15/2034	968,184
2,500,000	Canyon Capital Ltd., Series 2021-4A-D (3 Month LIBOR USD + 3.05%, 3.05% Floor)	3.19	% (a)	10/15/2034	2,470,979
1,000,000	Canyon Capital Ltd., Series 2021-4A-E (3 Month LIBOR USD + 6.30%, 6.30% Floor)	6.44	% (a)	10/15/2034	963,238
500,000	Carlyle US Ltd., Series 2020-2A-CR (3 Month LIBOR USD + 3.20%, 3.20% Floor)	3.46	% (a)	01/25/2035	491,322
3,500,000	Cathedral Lake Ltd., Series 2021-8A-C (3 Month LIBOR USD + 2.62%, 2.62% Floor)	2.72	% (a)	01/20/2035	3,441,697
3,500,000	Cathedral Lake Ltd., Series 2021-8A-D1 (3 Month LIBOR USD + 3.42%, 3.42% Floor)	3.52	% (a)	01/20/2035	3,454,086
1,500,000	Chenango Park Ltd., Series 2018-1A-C (3 Month LIBOR USD + 3.00%, 3.00% Floor)	3.24	% (a)	04/15/2030	1,456,526
500,000	CIFC Funding Ltd., Series 2018-3A-D (3 Month LIBOR USD + 2.85%)	3.09	% (a)	07/18/2031	501,924
1,000,000	CIFC Funding Ltd., Series 2019-3A-CR (3 Month LIBOR USD + 3.05%, 3.05% Floor)	3.29	% (a)	10/16/2034	987,482
1,000,000	CIFC Funding Ltd., Series 2020-3A-DR (3 Month LIBOR USD + 3.10%, 3.10% Floor)	3.35	% (a)	10/20/2034	971,800
1,000,000	Dryden Ltd., Series 2019-68A-DR (3 Month LIBOR USD + 3.35%, 3.35% Floor)	3.59	% (a)	07/15/2035	968,945
900,000	Dryden Ltd., Series 2020-77A-DR (3 Month LIBOR USD + 3.00%, 3.00% Floor)	3.48	% (a)	05/20/2034	876,321
2,500,000	Dryden Senior Loan Fund, Series 2013-28A-B1LR (3 Month LIBOR USD + 3.15%)	3.66	% (a)	08/15/2030	2,472,998
3,000,000	Dryden Senior Loan Fund, Series 2015-37A-DR (3 Month LIBOR USD + 2.50%, 2.50% Floor)	2.74	% (a)	01/15/2031	2,976,739
1,000,000	Dryden Senior Loan Fund, Series 2016-45A-DR (3 Month LIBOR USD + 3.15%, 3.15% Floor)	3.39	% (a)	10/15/2030	1,001,527
1,000,000	Dryden Senior Loan Fund, Series 2017-50A-D (3 Month LIBOR USD + 3.25%, 3.25% Floor)	3.49	% (a)	07/15/2030	996,641
5,500,000	GoldenTree Loan Management Ltd., Series 2017-2A-D (3 Month LIBOR USD + 2.65%)	2.90	% (a)	11/28/2030	5,432,744
2,500,000	GoldenTree Loan Opportunities Ltd., Series 2016-12A-DR (3 Month LIBOR USD + 2.90%)	3.16	% (a)	07/21/2030	2,461,398
1,500,000	Greenwood Park Ltd., Series 2018-1A-D (3 Month LIBOR USD + 2.50%)	2.74	% (a)	04/15/2031	1,486,176
272,883	Halcyon Loan Advisors Funding Ltd., Series 2014-2A-D (3 Month LIBOR USD + 5.00%)	5.28	% (a)(n)	04/28/2025	73,653
500,000	Halcyon Loan Advisors Funding Ltd., Series 2018-1A-A2 (3 Month LIBOR USD + 1.80%, 1.80% Floor)	2.05	% (a)	07/21/2031	495,260
2,000,000	Hayfin Ltd., Series 2018-8A-B (3 Month LIBOR USD + 1.48%, 1.48% Floor)	1.73	% (a)	04/20/2031	1,980,426
2,000,000	Highbridge Loan Management Ltd., Series 2013-2A-CR (3 Month LIBOR USD + 2.90%)	3.15	% (a)	10/20/2029	1,896,523
1,500,000	HPS Loan Management Ltd., Series 13A-18-D (3 Month LIBOR USD + 3.00%, 3.00% Floor)	3.24	% (a)	10/15/2030	1,454,775
3,175,000	LCM LP, Series 14A-DR (3 Month LIBOR USD + 2.75%)	3.00	% (a)	07/20/2031	3,103,649
1,250,000	LCM LP, Series 19A-E2 (3 Month LIBOR USD + 5.70%, 5.70% Floor)	5.94	% (a)	07/15/2027	1,216,200
2,000,000	LCM LP, Series 20A-DR (3 Month LIBOR USD + 2.80%)	3.05	% (a)	10/20/2027	1,982,074
5,000,000	LCM Ltd., Series 26A-D (3 Month LIBOR USD + 2.50%, 2.50% Floor)	2.75	% (a)	01/20/2031	4,625,539
1,500,000	LCM Ltd., Series 27A-D (3 Month LIBOR USD + 2.95%)	3.19	% (a)	07/16/2031	1,411,152
4,500,000	Madison Park Funding Ltd., Series 2015-18A-BR (3 Month LIBOR USD + 1.60%)	1.86	% (a)	10/21/2030	4,435,884
500,000	Madison Park Funding Ltd., Series 2015-18A-DR (3 Month LIBOR USD + 2.95%)	3.21	% (a)	10/21/2030	487,708
1,000,000	Madison Park Funding Ltd., Series 2018-30A-D (3 Month LIBOR USD + 2.50%, 2.50% Floor)	2.74	% (a)	04/15/2029	982,103
2,000,000	Madison Park Funding Ltd., Series 2020-46A-DR (3 Month LIBOR USD + 3.15%, 3.15% Floor)	3.39	% (a)	10/15/2034	1,974,402
1,000,000	Madison Park Funding Ltd., Series 2021-52A-D (3 Month LIBOR USD + 3.15%, 3.15% Floor)	3.24	% (a)	01/22/2035	993,085
3,500,000	Magnetite Ltd., Series 2018-20A-D (3 Month LIBOR USD + 2.50%)	2.75	% (a)	04/20/2031	3,461,617
1,750,000	Magnetite Ltd., Series 2019-23A-DR (3 Month LIBOR USD + 3.05%, 3.05% Floor)	3.17	% (a)	01/25/2035	1,712,068
1,000,000	Marathon Ltd., Series 2017-9A-A2 (3 Month LIBOR USD + 1.75%)	1.99	% (a)	04/15/2029	987,686
3,500,000	Marble Point Ltd., Series 2021-3A-D1 (3 Month LIBOR USD + 3.50%, 3.50% Floor)	3.74	% (a)	10/17/2034	3,456,410
1,550,000	Midocean Credit, Series 2016-5A-B1R (3 Month LIBOR USD + 1.60%)	1.85	% (a)	07/19/2028	1,545,001
1,000,000	Myers Park Ltd., Series 2018-1A-D (3 Month LIBOR USD + 3.05%, 3.05% Floor)	3.30	% (a)	10/20/2030	994,105
1,000,000	Neuberger Berman Loan Advisers Ltd., Series 2016-21A-DR2 (3 Month LIBOR USD + 3.30%, 3.30% Floor)	3.55	% (a)	04/20/2034	997,322
4,000,000	Neuberger Berman Loan Advisers Ltd., Series 2017-16SA-DR (3 Month LIBOR USD + 2.90%, 2.90% Floor)	3.14	% (a)	04/15/2034	3,904,337
1,500,000	Neuberger Berman Loan Advisers Ltd., Series 2017-25A-DR (3 Month LIBOR USD + 2.85%, 2.85% Floor)	3.09	% (a)	10/18/2029	1,484,637
1,000,000	Neuberger Berman Loan Advisers Ltd., Series 2017-26A-D (3 Month LIBOR USD + 2.65%, 2.65% Floor)	2.89	% (a)	10/18/2030	980,188
1,500,000	Neuberger Berman Loan Advisers Ltd., Series 2018-28A-D (3 Month LIBOR USD + 2.85%)	3.10	% (a)	04/20/2030	1,470,202
500,000	Neuberger Berman Loan Advisers Ltd., Series 2020-37A-DR (3 Month LIBOR USD + 2.85%, 2.85% Floor)	3.10	% (a)	07/20/2031	491,948
1,000,000	Neuberger Berman Loan Advisers Ltd., Series 2020-38A-DR (3 Month LIBOR USD + 3.00%, 3.00% Floor)	3.25	% (a)	10/20/2035	987,927
4,500,000	Octagon Investment Partners Ltd., Series 2012-1A-CRR (3 Month LIBOR USD + 3.90%, 3.90% Floor)	4.14	% (a)	07/15/2029	4,518,716
500,000	Octagon Investment Partners Ltd., Series 2014-1A-CR3 (3 Month LIBOR USD + 2.75%, 2.75% Floor)	3.14	% (a)	02/14/2031	495,103
1,250,000	Octagon Investment Partners Ltd., Series 2017-1A-D (3 Month LIBOR USD + 6.20%)	6.45	% (a)	03/17/2030	1,241,569
2,000,000	Octagon Investment Partners Ltd., Series 2017-1A-DR (3 Month LIBOR USD + 3.40%, 3.40% Floor)	3.65	% (a)	07/20/2030	1,993,581
4,000,000	Octagon Investment Partners Ltd., Series 2018-1A-C (3 Month LIBOR USD + 2.60%, 2.60% Floor)	2.85	% (a)	01/20/2031	3,862,108
3,000,000	Octagon Investment Partners Ltd., Series 2018-2A-C (3 Month LIBOR USD + 2.85%)	3.11	% (a)	07/25/2030	2,940,534
500,000	Octagon Investment Partners Ltd., Series 2019-1A-ER (3 Month LIBOR USD + 7.00%, 7.00% Floor)	7.25	% (a)	01/20/2035	477,676
1,000,000	Octagon Investment Partners Ltd., Series 2020-2A-DR (3 Month LIBOR USD + 3.30%, 3.30% Floor)	3.54	% (a)	07/15/2036	970,599
1,000,000	OHA Credit Funding Ltd., Series 2018-1A-D (3 Month LIBOR USD + 3.05%, 3.05% Floor)	3.30	% (a)	10/20/2030	979,681
2,500,000	OHA Credit Funding Ltd., Series 2021-16A-E (3 Month LIBOR USD + 6.10%, 6.10% Floor)	6.26	% (a)	10/18/2034	2,370,562
500,000	Park Avenue Institutional Advisers Ltd., Series 2021-2A-D (3 Month LIBOR USD + 3.40%, 3.40% Floor)	3.64	% (a)	07/15/2034	498,620
4,000,000	RRAM Ltd., Series 2018-4A-C (3 Month LIBOR USD + 2.95%)	3.19	% (a)	04/15/2030	3,944,248
2,000,000	Sound Point Ltd., Series 2015-2A-DRRR (3 Month LIBOR USD + 4.50%, 4.50% Floor)	4.75	% (a)	07/20/2032	1,983,446
6,000,000	Sound Point Ltd., Series 2019-2A-DR (3 Month LIBOR USD + 3.30%, 3.30% Floor)	3.54	% (a)	07/15/2034	5,922,184
1,000,000	Sound Point Ltd., Series 2020-1A-DR (3 Month LIBOR USD + 3.35%, 3.35% Floor)	3.60	% (a)	07/20/2034	996,817
5,000,000	Sound Point Ltd., Series 2020-2A-DR (3 Month LIBOR USD + 3.35%, 3.35% Floor)	3.61	% (a)	10/25/2034	4,918,773
3,375,000	Sound Point Ltd., Series 2021-4A-D (3 Month LIBOR USD + 3.40%, 3.40% Floor)	3.52	% (a)	10/25/2034	3,352,499
1,750,000	Southwick Park LLC, Series 2019-4A-DR (3 Month LIBOR USD + 2.95%, 2.95% Floor)	3.20	% (a)	07/20/2032	1,721,545
5,000,000	Steele Creek Ltd., Series 2019-2A-BR (3 Month LIBOR USD + 1.85%, 1.85% Floor)	2.09	% (a)	07/15/2032	4,986,361
3,500,000	Stewart Park Ltd., Series 2015-1A-DR (3 Month LIBOR USD + 2.60%, 2.60% Floor)	2.84	% (a)	01/15/2030	3,362,444
1,500,000	Symphony Ltd., Series 2015-16A-DR (3 Month LIBOR USD + 3.05%, 3.05% Floor)	3.29	% (a)	10/15/2031	1,502,295
1,000,000	Symphony Ltd., Series 2016-17A-DR (3 Month LIBOR USD + 2.65%)	2.89	% (a)	04/15/2028	997,527
1,500,000	TIAA Ltd., Series 2017-2A-B (3 Month LIBOR USD + 1.50%)	1.74	% (a)	01/16/2031	1,488,072
6,000,000	Trimaran CAVU LLC, Series 2019-1A-B (3 Month LIBOR USD + 2.20%, 2.20% Floor)	2.45	% (a)	07/20/2032	5,927,561
500,000	Upland Ltd., Series 2016-1A-CR (3 Month LIBOR USD + 2.90%)	3.15	% (a)	04/20/2031	494,495
500,000	Vibrant Ltd., Series 2015-3A-A2RR (3 Month LIBOR USD + 1.85%)	2.10	% (a)	10/20/2031	497,779
3,900,000	Voya Ltd., Series 2013-1A-CR (3 Month LIBOR USD + 2.95%)	3.19	% (a)	10/15/2030	3,684,972
1,500,000	Voya Ltd., Series 2017-3A-CR (3 Month LIBOR USD + 3.15%)	3.40	% (a)	04/20/2034	1,455,967
10,000,000	Wellfleet Ltd., Series 2019-XA-A1R (3 Month LIBOR USD + 1.17%)	1.42	% (a)	07/20/2032	9,933,402
2,000,000	Wind River Ltd., Series 2013-2A-E1R (3 Month LIBOR USD + 6.75%)	6.99	% (a)	10/18/2030	1,963,632
2,000,000	Wind River Ltd., Series 2014-1A-DRR (3 Month LIBOR USD + 3.00%, 3.00% Floor)	3.24	% (a)	07/18/2031	1,955,286
4,000,000	Wind River Ltd., Series 2014-2A-DR (3 Month LIBOR USD + 2.90%, 2.90% Floor)	3.14	% (a)	01/15/2031	3,794,087
2,000,000	Wind River Ltd., Series 2014-2A-ER (3 Month LIBOR USD + 5.75%, 5.75% Floor)	5.99	% (a)	01/15/2031	1,848,510
1,500,000	Wind River Ltd., Series 2014-3A-DR2 (3 Month LIBOR USD + 3.40%, 3.40% Floor)	3.66	% (a)	10/22/2031	1,458,849
7,975,000	Wind River Ltd., Series 2015-2A-ER (3 Month LIBOR USD + 5.55%)	5.79	% (a)	10/15/2027	7,942,147
3,500,000	Wind River Ltd., Series 2016-1A-DR (3 Month LIBOR USD + 2.85%)	3.09	% (a)	07/15/2028	3,485,486
2,000,000	Wind River Ltd., Series 2017-1A-DR (3 Month LIBOR USD + 3.72%, 3.72% Floor)	3.96	% (a)	04/18/2036	1,987,525
1,750,000	Wind River Ltd., Series 2017-1A-ER (3 Month LIBOR USD + 7.06%, 7.06% Floor)	7.30	% (a)	04/18/2036	1,674,876
1,500,000	Wind River Ltd., Series 2017-3A-DR (3 Month LIBOR USD + 3.85%, 3.85% Floor)	4.09	% (a)	04/15/2035	1,478,566
1,500,000	Wind River Ltd., Series 2017-4A-D (3 Month LIBOR USD + 2.65%)	3.13	% (a)	11/20/2030	1,469,405
1,500,000	Wind River Ltd., Series 2018-1A-D (3 Month LIBOR USD + 2.90%)	3.14	% (a)	07/15/2030	1,468,391
3,500,000	Wind River Ltd., Series 2018-2A-D (3 Month LIBOR USD + 3.00%)	3.24	% (a)	07/15/2030	3,424,368
500,000	Wind River Ltd., Series 2021-3A-D (3 Month LIBOR USD + 3.35%, 3.35% Floor)	3.60	% (a)	07/20/2033	495,618
1,000,000	Wind River Ltd., Series 2021-4A-D (3 Month LIBOR USD + 3.20%, 3.20% Floor)	3.42	% (a)	01/20/2035	980,084

Total Collateralized Loan Obligations (Cost $245,207,671)					240,500,853

Foreign Corporate Bonds - 7.0%
1,249,800	Adani International Container Terminal Pvt Ltd.	3.00%		02/16/2031	1,118,655
400,000	Adani Ports & Special Economic Zone Ltd.	4.00%		07/30/2027	388,463
200,000	Adani Ports & Special Economic Zone Ltd.	4.20%		08/04/2027	195,183
600,000	Adani Ports & Special Economic Zone Ltd.	4.38%		07/03/2029	577,283
400,000	Adani Ports & Special Economic Zone Ltd.	3.10%		02/02/2031	344,771
1,000,000	AES Andres B.V.	5.70	% (a)	05/04/2028	947,735
600,000	AES Gener S.A. (5 Year Swap Rate USD + 4.64%)	7.13	% (a)	03/26/2079	603,189
250,000	AI Candelaria Spain SLU	7.50%		12/15/2028	245,927
500,000	AI Candelaria Spain SLU	5.75	% (a)	06/15/2033	430,307
200,000	Altice Financing S.A.	5.00	% (a)	01/15/2028	179,635
200,000	Altice France S.A.	6.00	% (a)	02/15/2028	172,897
255,000	Altice France S.A.	5.50	% (a)	10/15/2029	229,153
200,000	ARD Finance S.A. (7.25% PIK)	6.50	% (a)	06/30/2027	183,238
203,202	Avation Capital S.A. (9.00% PIK)	8.25	% (a)	10/31/2026	173,556
600,000	Banco Bilbao Vizcaya Argentaria Colombia S.A	4.88%		04/21/2025	601,833
600,000	Banco Davivienda S.A. (10 Year CMT Rate + 5.10%)	6.65	% (a)(f)	04/22/2031	554,190
400,000	Banco de Credito del Peru (5 Year CMT Rate + 3.00%)	3.13	% (a)	07/01/2030	376,970
1,000,000	Banco de Credito del Peru (5 Year CMT Rate + 3.00%)	3.13%		07/01/2030	942,425
400,000	Banco do Brasil S.A. (10 Year CMT Rate + 4.40%)	6.25	% (f)	04/15/2024	381,340
300,000	Banco GNB Sudameris S.A. (5 Year CMT Rate + 4.56%)	6.50%		04/03/2027	290,560
1,450,000	Banco Internacional del Peru S.A.A. Interbank (1 Year CMT Rate + 3.71%)	4.00%		07/08/2030	1,395,516
1,500,000	Banco Macro S.A. (5 Year Swap Rate USD + 5.46%)	6.64%		11/04/2026	1,243,050
1,200,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.35%)	7.63	% (f)	01/10/2028	1,207,926
200,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.47%)	7.50	% (f)	06/27/2029	196,484
200,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.47%)	7.50	% (a)(f)	06/27/2029	196,484
1,100,000	Bangkok Bank PCL (5 Year CMT Rate + 4.73%)	5.00	% (f)	09/23/2025	1,086,415
195,000	Bombardier, Inc.	7.88	% (a)	04/15/2027	191,145
450,000	C&W Senior Financing	6.88%		09/15/2027	447,417
600,000	CAP S.A.	3.90	% (a)	04/27/2031	544,803
900,000	CAP S.A.	3.90%		04/27/2031	817,204
2,000,000	Chile Electricity PEC SpA	0.00	% (a)	01/25/2028	1,513,450
1,000,000	CK Hutchison International 20 Ltd.	2.50	% (a)	05/08/2030	927,967
300,000	Cosan Overseas Ltd.	8.25	% (f)	05/05/2022	300,925
600,000	Credito Real S.A.B. de C.V. (5 Year CMT Rate + 7.03%)	9.13	% (f)(g)	11/29/2022	28,506
400,000	DBS Group Holdings Ltd. (5 Year CMT Rate + 1.10%)	1.82%		03/10/2031	373,932
324,539	Digicel Group Ltd. (5.00% + 3.00% PIK)	8.00	% (a)	04/01/2025	285,338
321,752	Digicel Group Ltd. (7.00% PIK)	7.00	% (a)(f)	04/18/2022	258,118
800,000	Docuformas SAPI de C.V.	10.25	% (a)	07/24/2024	527,324
850,000	Ecopetrol S.A.	4.63%		11/02/2031	770,444
150,000	Ecopetrol S.A.	5.88%		05/28/2045	131,695
2,050,000	Ecopetrol S.A.	5.88%		11/02/2051	1,747,553
450,000	eG Global Finance PLC	8.50	% (a)	10/30/2025	461,419
717,200	Empresa Electrica Angamos S.A.	4.88%		05/25/2029	682,742
950,880	Empresa Electrica Cochrane SpA	5.50%		05/14/2027	915,493
1,600,000	Empresa Electrica Guacolda S.A.	4.56%		04/30/2025	544,000
1,400,000	Empresas Publicas de Medellin ESP	4.25%		07/18/2029	1,249,010
650,000	Empresas Publicas de Medellin ESP	4.38%		02/15/2031	560,979
900,000	Equate Petrochemical B.V.	2.63%		04/28/2028	835,875
472,059	Fenix Power Peru S.A.	4.32%		09/20/2027	461,062
191,360	Fideicomiso P.A. Pacifico Tres	8.25%		01/15/2035	198,452
150,000	Freeport-McMoRan, Inc.	4.38%		08/01/2028	150,722
2,600,000	Galaxy Pipeline Assets Bidco Ltd.	2.16	% (a)	03/31/2034	2,400,556
600,000	Galaxy Pipeline Assets Bidco Ltd.	2.63%		03/31/2036	539,448
900,000	Galaxy Pipeline Assets Bidco Ltd.	2.94%		09/30/2040	815,124
475,000	Garda World Security Corporation	4.63	% (a)	02/15/2027	456,245
335,000	Garda World Security Corporation	6.00	% (a)	06/01/2029	301,574
380,000	GCB Intelsat Jackson Escrow	0.00	% (n)	08/01/2023	–
230,000	GFL Environmental, Inc.	4.00	% (a)	08/01/2028	211,847
450,000	Gilex Holding SARL	8.50%		05/02/2023	446,467
400,000	Gilex Holding SARL	8.50	% (a)	05/02/2023	396,860
2,400,000	Gran Tierra Energy International Holdings Ltd.	6.25%		02/15/2025	2,225,556
200,000	Gran Tierra Energy, Inc.	7.75	% (a)	05/23/2027	185,217
515,000	Grifols Escrow Issuer S.A.	4.75	% (a)	10/15/2028	485,442
221,558	Grupo Idesa S.A. de C.V. (10.38% PIK)	10.13	% (a)	05/22/2026	144,013
862,200	Hunt Oil Company of Peru LLC Sucursal Del Peru	6.38%		06/01/2028	865,261
400,000	Inkia Energy Ltd.	5.88%		11/09/2027	386,802
380,000	Intelligent Packaging Ltd.	6.00	% (a)	09/15/2028	375,250
245,000	Intelsat Jackson Holdings S.A.	6.50	% (a)	03/15/2030	245,000
35,079	Invepar Holdings	0.00	% (g)(n)	12/30/2028	–
2,000,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.45%)	3.88%		04/15/2031	1,898,260
289,500	JSW Hydro Energy Ltd.	4.13	% (a)	05/18/2031	269,833
1,200,000	Kasikornbank PCL (5 Year CMT Rate + 4.94%)	5.28	% (f)	10/14/2025	1,194,024
1,400,000	Korea Development Bank	1.63%		01/19/2031	1,242,816
1,500,000	Korea East-West Power Company Ltd.	1.75%		05/06/2025	1,438,459
600,000	Korea Electric Power Corporation	1.13	% (a)	06/15/2025	563,566
200,000	Korea Hydro & Nuclear Power Company Ltd.	1.25	% (a)	04/27/2026	186,585
300,000	Kronos Acquisition Holdings, Inc.	5.00	% (a)	12/31/2026	277,365
150,000	Kronos Acquisition Holdings, Inc.	7.00	% (a)	12/31/2027	127,057
900,000	KT Corporation	2.50%		07/18/2026	877,519
200,000	LG Chem Ltd.	2.38	% (a)	07/07/2031	180,523
958,870	LLPL Capital Pte Ltd.	6.88	% (a)	02/04/2039	961,440
330,000	Mattamy Group Corporation	4.63	% (a)	03/01/2030	310,581
200,000	MC Brazil Downstream Trading SARL	7.25%		06/30/2031	184,281
310,000	MEG Energy Corporation	7.13	% (a)	02/01/2027	324,984
155,000	MEG Energy Corporation	5.88	% (a)	02/01/2029	157,427
1,250,000	Mercury Chile Holdco LLC	6.50	% (a)	01/24/2027	1,198,019
180,000	Millicom International Cellular S.A.	5.13%		01/15/2028	179,604
900,000	Minejesa Capital B.V.	4.63%		08/10/2030	857,250
2,100,000	Minejesa Capital B.V.	5.63%		08/10/2037	1,916,638
700,000	Minerva Luxembourg S.A.	4.38	% (a)	03/18/2031	634,270
200,000	Movida Europe S.A.	5.25%		02/08/2031	179,529
200,000	Oil & Natural Gas Corporation Ltd.	3.38%		12/05/2029	190,020
1,450,000	Oleoducto Central S.A.	4.00%		07/14/2027	1,368,409
252,000	Orazul Energy Egenor S en C por A	5.63%		04/28/2027	241,822
400,000	Oversea-Chinese Banking Corporation Ltd.	4.25%		06/19/2024	408,137
600,000	Oversea-Chinese Banking Corporation Ltd. (5 Year CMT Rate + 1.58%)	1.83	% (a)	09/10/2030	565,956
800,000	Oversea-Chinese Banking Corporation Ltd. (5 Year CMT Rate + 1.58%)	1.83%		09/10/2030	754,608
1,000,000	Pampa Energia S.A.	7.50%		01/24/2027	879,000
150,000	Pampa Energia S.A.	9.13%		04/15/2029	133,808
340,000	Parkland Corporation	4.63	% (a)	05/01/2030	316,715
300,000	Peru LNG SRL	5.38%		03/22/2030	266,066
1,750,000	Petrobras Global Finance B.V.	6.75%		06/03/2050	1,721,746
400,000	Petrobras Global Finance B.V.	5.50%		06/10/2051	343,808
900,000	Petroleos del Peru S.A.	4.75%		06/19/2032	807,638
200,000	Petroleos del Peru S.A.	5.63%		06/19/2047	168,380
900,000	Petroleos Mexicanos	6.75%		09/21/2047	733,248
500,000	Petronas Capital Ltd.	2.48	% (a)	01/28/2032	466,408
1,000,000	POSCO	2.75%		07/15/2024	992,271
160,000	Primo Water Holdings, Inc.	4.38	% (a)	04/30/2029	145,023
1,400,000	PSA Treasury Pte Ltd.	2.13%		09/05/2029	1,326,287
800,000	PSA Treasury Pte Ltd.	2.25%		04/30/2030	755,235
2,300,000	Qatar Energy	2.25%		07/12/2031	2,121,690
1,100,000	Reliance Industries Ltd.	2.88%		01/12/2032	1,010,439
300,000	SA Global Sukuk Ltd.	2.69	% (a)	06/17/2031	284,582
155,000	Seaspan Corporation	5.50	% (a)	08/01/2029	145,244
800,000	Shinhan Financial Group Company Ltd. (5 Year CMT Rate + 2.06%)	2.88	% (a)(f)	05/12/2026	731,240
200,000	Simpar Europe S.A.	5.20%		01/26/2031	179,570
1,726,887	Stoneway Capital Corporation	10.00	% (g)	03/01/2027	498,639
300,000	Superior Plus LP	4.50	% (a)	03/15/2029	282,244
500,000	Telefonica Moviles Chile S.A.	3.54	% (a)	11/18/2031	465,742
180,000	Telesat LLC	4.88	% (a)	06/01/2027	131,512
3,300,000	Temasek Financial Ltd.	1.00	% (a)	10/06/2030	2,832,669
151,000	Tervita Corporation	11.00	% (a)	12/01/2025	171,223
275,000	Titan Acquisition Ltd.	7.75	% (a)	04/15/2026	273,666
200,000	TK Elevator Holdco	7.63	% (a)	07/15/2028	198,643
450,000	TK Elevator US Newco, Inc.	5.25	% (a)	07/15/2027	445,603
769,534	UEP Penonome S.A.	6.50%		10/01/2038	732,454
577,150	UEP Penonome S.A.	6.50	% (a)	10/01/2038	549,340
2,800,000	Unifin Financiera S.A.B. de C.V. (5 Year CMT Rate + 6.31%)	8.88	% (f)	01/29/2025	1,022,280
200,000	United Overseas Bank Ltd. (5 Year CMT Rate + 1.52%)	1.75%		03/16/2031	186,435
2,200,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 1.79%)	3.88	% (f)	10/19/2023	2,187,020
1,100,000	Vedanta Resources Finance PLC	9.25	% (a)	04/23/2026	951,291
2,300,000	Vedanta Resources Ltd.	6.13%		08/09/2024	2,015,375
500,000	VTR Finance NV	6.38%		07/15/2028	485,378
325,000	VZ Secured Financing BV	5.00	% (a)	01/15/2032	304,371

Total Foreign Corporate Bonds (Cost $95,658,896)					85,620,687

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations - 3.2%
500,000	Abu Dhabi Government International Bond	3.13	% (a)	04/16/2030	511,903
2,600,000	Brazilian Government International Bond	3.75%		09/12/2031	2,350,400
400,000	Brazilian Government International Bond	5.00%		01/27/2045	357,004
1,200,000	Brazilian Government International Bond	5.63%		02/21/2047	1,138,368
400,000	Chile Government International Bond	2.55%		01/27/2032	376,848
1,100,000	Chile Government International Bond	3.10%		05/07/2041	970,486
1,000,000	Chile Government International Bond	3.50%		01/25/2050	917,940
2,300,000	Chile Government International Bond	3.10%		01/22/2061	1,899,915
1,700,000	Colombia Government International Bond	3.13%		04/15/2031	1,441,600
2,200,000	Colombia Government International Bond	3.25%		04/22/2032	1,842,214
500,000	Colombia Government International Bond	5.00%		06/15/2045	422,680
2,000,000	Colombia Government International Bond	4.13%		05/15/2051	1,513,840
1,000,000	Dominican Republic International Bond	6.00	% (a)	02/22/2033	979,760
500,000	Dominican Republic International Bond	5.88%		01/30/2060	430,000
1,100,000	Indonesia Government International Bond	2.15%		07/28/2031	1,017,500
2,500,000	Indonesia Government International Bond	3.70%		10/30/2049	2,415,475
1,600,000	Malaysia Wakala Sukuk BHD	2.07%		04/28/2031	1,503,042
250,000	Malaysia Wakala Sukuk BHD	2.07	% (a)	04/28/2031	234,850
1,200,000	Mexico Government International Bond	2.66%		05/24/2031	1,095,840
3,950,000	Mexico Government International Bond	4.28%		08/14/2041	3,691,947
300,000	Mexico Government International Bond	4.35%		01/15/2047	278,097
1,000,000	Mexico Government International Bond	4.40%		02/12/2052	920,595
1,000,000	Panama Government International Bond	2.25%		09/29/2032	885,810
1,200,000	Panama Government International Bond	4.30%		04/29/2053	1,156,476
400,000	Panama Government International Bond	4.50%		04/01/2056	392,432
2,300,000	Panama Government International Bond	3.87%		07/23/2060	2,020,573
300,000	Perusahaan Penerbit SBSN Indonesia III	3.80%		06/23/2050	293,625
1,200,000	Perusahaan Penerbit SBSN Indonesia III	2.55	% (a)	06/09/2031	1,148,700
400,000	Peruvian Government International Bond	3.30%		03/11/2041	364,652
1,100,000	Philippine Government International Bond	1.65%		06/10/2031	980,815
1,100,000	Philippine Government International Bond	3.70%		03/01/2041	1,070,685
1,700,000	Philippine Government International Bond	3.70%		02/02/2042	1,645,783
400,000	Philippine Government International Bond	2.95%		05/05/2045	347,057
400,000	Philippine Government International Bond	2.65%		12/10/2045	329,572
950,000	Republic of South Africa Government Bond	4.30%		10/12/2028	920,541
200,000	Saudi Government International Bond	2.25%		02/02/2033	184,450
1,500,000	Saudi Government International Bond	3.45%		02/02/2061	1,333,437
500,000	Temasek Financial I Ltd.	1.63%		08/02/2031	446,828

Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $43,497,135)					39,831,740

Non-Agency Commercial Mortgage Backed Obligations - 14.3%
689,000	20 Times Square Trust, Series 2018-20TS-F	3.10	% (a)(e)	05/15/2035	646,771
658,000	20 Times Square Trust, Series 2018-20TS-G	3.10	% (a)(e)	05/15/2035	609,913
2,633,000	280 Park Avenue Mortgage Trust, Series 2017-280P-F (1 Month LIBOR USD + 2.83%, 2.83% Floor)	3.13	% (a)	09/15/2034	2,575,865
15,431,949	Arbor Multifamily Mortgage Securities Trust, Series 2020-MF1-XA	0.97	% (a)(e)(h)	05/15/2053	942,972
10,194,000	Arbor Multifamily Mortgage Securities Trust, Series 2021-MF3-XD	1.18	% (a)(e)(h)	10/15/2054	951,661
1,017,000	AREIT Trust, Series 2019-CRE3-D (Secured Overnight Financing Rate 30 Day Average + 2.76%, 2.65% Floor)	2.81	% (a)	09/14/2036	998,679
1,532,000	Atrium Hotel Portfolio Trust, Series 2017-ATRM-E (1 Month LIBOR USD + 3.05%, 3.05% Floor)	3.45	% (a)	12/15/2036	1,445,017
1,898,000	Atrium Hotel Portfolio Trust, Series 2018-ATRM-E (1 Month LIBOR USD + 3.40%, 3.40% Floor)	3.80	% (a)	06/15/2035	1,809,572
11,198,198	BANK, Series 2017-BNK5-XA	1.02	% (e)(h)	06/15/2060	394,748
60,043,834	BANK, Series 2018-BN11-XA	0.47	% (e)(h)	03/15/2061	1,493,698
1,958,000	BBCMS Mortgage Trust, Series 2018-CBM-E (1 Month LIBOR USD + 3.55%, 3.55% Floor)	3.95	% (a)	07/15/2037	1,905,499
956,000	BBCMS Mortgage Trust, Series 2018-TALL-E (1 Month LIBOR USD + 2.44%, 2.44% Floor)	2.83	% (a)	03/15/2037	906,091
1,675,000	BBCMS Mortgage Trust, Series 2019-BWAY-E (1 Month LIBOR USD + 2.85%, 2.85% Floor)	3.25	% (a)	11/15/2034	1,582,860
1,394,616	BB-UBS Trust, Series 2012-TFT-TE	3.56	% (a)(e)(n)	06/05/2030	1,134,911
1,216,000	BDS Ltd., Series 2019-FL4-B (1 Month LIBOR USD + 1.75%, 1.75% Floor)	2.19	% (a)	08/15/2036	1,199,397
56,308,883	Benchmark Mortgage Trust, Series 2022-B32-XA	0.46	% (a)(e)(h)	01/15/2055	1,606,554
1,678,000	BFLD, Series 2019-DPLO-F (1 Month LIBOR USD + 2.54%, 2.54% Floor)	2.94	% (a)	10/15/2034	1,620,929
2,866,000	BPR Trust, Series 2021-TY-D (1 Month LIBOR USD + 2.35%, 2.35% Floor)	2.75	% (a)	09/15/2038	2,802,327
2,821,000	BX Commercial Mortgage Trust, Series 2021-21M-H (1 Month LIBOR USD + 4.01%, 4.01% Floor)	4.41	% (a)	10/15/2036	2,737,856
2,868,000	BX Commercial Mortgage Trust, Series 2021-VOLT-F (1 Month LIBOR USD + 2.40%, 2.40% Floor)	2.80	% (a)	09/15/2036	2,775,111
2,819,560	BX Commercial Mortgage Trust, Series 2021-XL2-E (1 Month LIBOR USD + 1.85%, 1.85% Floor)	2.24	% (a)	10/15/2038	2,755,592
1,685,550	BX Trust, Series 2017-SLCT-F (1 Month LIBOR USD + 4.25%, 4.25% Floor)	4.65	% (a)	07/15/2034	1,672,894
367,000	BX Trust, Series 2018-GW-G (1 Month LIBOR USD + 2.92%, 2.92% Floor)	3.32	% (a)	05/15/2035	353,596
2,250,000	BX Trust, Series 2019-CALM-E (1 Month LIBOR USD + 2.00%, 2.00% Floor)	2.40	% (a)	11/15/2032	2,201,857
2,229,000	BX Trust, Series 2019-IMC-F (1 Month LIBOR USD + 2.90%, 2.90% Floor)	3.30	% (a)	04/15/2034	2,177,042
2,360,189	BX Trust, Series 2019-MMP-E (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.30	% (a)	08/15/2036	2,298,797
2,821,000	BX Trust, Series 2021-BXMF-G (1 Month LIBOR USD + 3.35%, 3.35% Floor)	3.75	% (a)	10/15/2026	2,719,180
2,820,000	BX Trust, Series 2021-VIEW-E (1 Month LIBOR USD + 3.60%, 3.60% Floor)	4.00	% (a)	06/15/2023	2,731,442
1,119,631	Carbon Capital Commercial Mortgage Trust, Series 2019-FL2-B (1 Month LIBOR USD + 2.85%, 2.85% Floor)	3.25	% (a)	10/15/2035	1,089,103
8,844,187	CD Commercial Mortgage Trust, Series 2017-CD3-XA	0.98	% (e)(h)	02/10/2050	339,345
4,053,987	CFCRE Commercial Mortgage Trust, Series 2016-C4-XA	1.63	% (e)(h)	05/10/2058	209,766
7,576,246	CFCRE Commercial Mortgage Trust, Series 2017-C8-XA	1.49	% (e)(h)	06/15/2050	456,389
22,058,000	CFCRE Commercial Mortgage Trust, Series 2018-TAN-X	1.63	% (a)(e)(h)	02/15/2033	189,277
1,544,274	Citigroup Commercial Mortgage Trust, Series 2014-GC25-XA	0.96	% (e)(h)	10/10/2047	30,202
90,000	Citigroup Commercial Mortgage Trust, Series 2015-GC27-D	4.42	% (a)(e)	02/10/2048	83,381
6,597,447	Citigroup Commercial Mortgage Trust, Series 2016-C1-XA	1.83	% (e)(h)	05/10/2049	403,708
2,263,532	Citigroup Commercial Mortgage Trust, Series 2016-P4-XA	1.90	% (e)(h)	07/10/2049	143,284
530,000	Citigroup Commercial Mortgage Trust, Series 2018-TBR-E (1 Month LIBOR USD + 2.80%, 2.80% Floor)	3.20	% (a)	12/15/2036	517,653
1,040,000	Citigroup Commercial Mortgage Trust, Series 2018-TBR-F (1 Month LIBOR USD + 3.65%, 3.65% Floor)	4.05	% (a)	12/15/2036	1,008,661
1,216,000	CLNC Ltd., Series 2019-FL1-B (Secured Overnight Financing Rate 30 Day Average + 2.01%, 1.90% Floor)	2.06	% (a)	08/20/2035	1,211,383
944,506	Commercial Mortgage Pass-Through Certificates, Series 2014-CR17-XA	0.96	% (e)(h)	05/10/2047	15,109
11,294,307	Commercial Mortgage Pass-Through Certificates, Series 2015-CR25-XA	0.82	% (e)(h)	08/10/2048	258,003
6,791,559	Commercial Mortgage Pass-Through Certificates, Series 2015-CR27-XA	0.91	% (e)(h)	10/10/2048	184,280
10,144,202	Commercial Mortgage Pass-Through Certificates, Series 2015-LC21-XA	0.67	% (e)(h)	07/10/2048	182,316
2,811,248	Commercial Mortgage Pass-Through Certificates, Series 2016-DC2-XA	0.95	% (e)(h)	02/10/2049	83,235
2,228,000	Commercial Mortgage Pass-Through Certificates, Series 2018-HCLV-D (1 Month LIBOR USD + 2.18%, 2.18% Floor)	2.57	% (a)	09/15/2033	2,150,145
1,994,674	Commercial Mortgage Pass-Through Trust, Series 2013-CR10-XA	0.71	% (e)(h)	08/10/2046	15,487
1,227,000	Commercial Mortgage Pass-Through Trust, Series 2015-DC1-C	4.33	% (e)	02/10/2048	1,176,316
1,682,035	Commercial Mortgage Pass-Through Trust, Series 2015-DC1-XA	1.02	% (e)(h)	02/10/2048	37,728
406,000	Commercial Mortgage Pass-Through Trust, Series 2015-LC23-C	4.61	% (e)	10/10/2048	400,957
2,692	Credit Suisse Commercial Mortgage Trust, Series 2007-C1-AM	5.42%		02/15/2040	2,829
2,134,000	Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4-F (1 Month LIBOR USD + 2.65%, 2.65% Floor)	3.05	% (a)	05/15/2036	2,089,508
2,328,955	CSAIL Commercial Mortgage Trust, Series 2015-C1-XA	0.82	% (e)(h)	04/15/2050	41,863
42,883,669	CSAIL Commercial Mortgage Trust, Series 2018-CX12-XA	0.57	% (e)(h)	08/15/2051	1,225,941
32,947,937	CSAIL Commercial Mortgage Trust, Series 2021-C20-XA	1.05	% (e)(h)	03/15/2054	2,341,257
18,269,000	CSAIL Commercial Mortgage Trust, Series 2021-C20-XD	1.48	% (a)(e)(h)	03/15/2054	2,004,754
1,974,822	CSMC Trust, Series 2014-USA-X1	0.54	% (a)(e)(h)	09/15/2037	30,812
2,477,000	CSMC Trust, Series 2020-FACT-D (1 Month LIBOR USD + 3.71%, 3.71% Floor)	4.11	% (a)	10/15/2037	2,477,477
2,745,856	CSMC Trust, Series 2020-LOTS-A (1 Month LIBOR USD + 3.97%, 4.73% Floor)	4.72	% (a)	07/15/2022	2,719,336
1,898,000	DBGS Mortgage Trust, Series 2018-5BP-F (1 Month LIBOR USD + 2.60%, 2.45% Floor)	3.00	% (a)	06/15/2033	1,754,073
2,313,000	ELP Commercial Mortgage Trust, Series 2021-ELP-C (1 Month LIBOR USD + 1.32%, 1.32% Floor)	1.72	% (a)	11/15/2038	2,268,106
2,840,518	Extended Stay America Trust, Series 2021-ESH-D (1 Month LIBOR USD + 2.25%, 2.25% Floor)	2.65	% (a)	07/15/2038	2,804,729
2,264,000	Fontainebleau Miami Beach Trust, Series 2019-FBLU-G	3.96	% (a)(e)	12/10/2036	2,077,506
699,992	FREMF Mortgage Trust, Series 2016-KF18-B (1 Month LIBOR USD + 5.50%, 5.50% Floor)	5.74	% (a)	05/25/2026	694,282
553,670	FREMF Mortgage Trust, Series 2017-KF27-B (1 Month LIBOR USD + 4.35%, 4.35% Floor)	4.59	% (a)	12/25/2026	552,678
700,066	FREMF Mortgage Trust, Series 2017-KF30-B (1 Month LIBOR USD + 3.25%, 3.25% Floor)	3.49	% (a)	03/25/2027	695,905
1,479,905	FREMF Mortgage Trust, Series 2017-KF34-B (1 Month LIBOR USD + 2.70%, 2.55% Floor)	2.94	% (a)	08/25/2024	1,477,225
392,798	FREMF Mortgage Trust, Series 2018-KF44-B (1 Month LIBOR USD + 2.15%, 2.15% Floor)	2.39	% (a)	02/25/2025	389,986
928,757	FREMF Mortgage Trust, Series 2018-KF49-B (1 Month LIBOR USD + 1.90%, 1.90% Floor)	2.14	% (a)	06/25/2025	897,041
308,252	FREMF Mortgage Trust, Series 2019-KF61-B (1 Month LIBOR USD + 2.20%, 2.20% Floor)	2.44	% (a)	04/25/2029	306,580
2,982,318	FREMF Mortgage Trust, Series 2019-KF71-C (1 Month LIBOR USD + 6.00%, 6.00% Floor)	6.24	% (a)	10/25/2029	3,005,810
1,350,000	FS Rialto, Series 2022-FL4-AS (Secured Overnight Financing Rate 30 Day Average + 2.40%, 2.40% Floor)	2.70	% (a)	01/19/2039	1,359,851
2,488,000	Great Wolf Trust, Series 2019-WOLF-F (1 Month LIBOR USD + 3.13%, 3.13% Floor)	3.53	% (a)	12/15/2036	2,377,050
2,500,000	Greystone Commercial Real Estate Notes, Series 2019-FL2-C (1 Month LIBOR USD + 2.00%, 2.00% Floor)	2.40	% (a)	09/15/2037	2,492,075
2,370,000	Greystone Commercial Real Estate Notes, Series 2019-FL2-D (1 Month LIBOR USD + 2.40%, 2.40% Floor)	2.80	% (a)	09/15/2037	2,340,574
1,509,000	GS Mortgage Securities Corporation Trust, Series 2018-RIVR-E (1 Month LIBOR USD + 1.55%, 1.55% Floor)	1.95	% (a)	07/15/2035	1,405,032
850,000	GS Mortgage Securities Corporation Trust, Series 2018-TWR-E (1 Month LIBOR USD + 2.10%, 2.10% Floor)	2.50	% (a)	07/15/2031	809,175
850,000	GS Mortgage Securities Corporation Trust, Series 2018-TWR-F (1 Month LIBOR USD + 2.80%, 2.80% Floor)	3.20	% (a)	07/15/2031	808,547
850,000	GS Mortgage Securities Corporation Trust, Series 2018-TWR-G (1 Month LIBOR USD + 3.92%, 3.93% Floor)	4.32	% (a)	07/15/2031	751,477
2,345,043	GS Mortgage Securities Corporation, Series 2013-GC10-XA	1.47	% (e)(h)	02/10/2046	18,899
7,378,159	GS Mortgage Securities Trust, Series 2014-GC24-XA	0.71	% (e)(h)	09/10/2047	106,003
7,032,795	GS Mortgage Securities Trust, Series 2015-GS1-XA	0.76	% (e)(h)	11/10/2048	169,864
5,429,801	GS Mortgage Securities Trust, Series 2016-GS2-XA	1.74	% (e)(h)	05/10/2049	309,855
442,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSD	4.58	% (a)(e)	03/10/2033	412,497
553,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSE	4.58	% (a)(e)	03/10/2033	504,613
725,000	GS Mortgage Securities Trust, Series 2019-SMP-E (1 Month LIBOR USD + 2.60%, 2.60% Floor)	3.00	% (a)	08/15/2032	688,580
2,377,000	GSCG Trust, Series 2019-600C-E	3.99	% (a)(e)	09/06/2034	2,218,842
433,000	Hilton Orlando Trust, Series 2018-ORL-E (1 Month LIBOR USD + 2.80%, 2.65% Floor)	3.20	% (a)	12/15/2034	423,096
1,799,549	HPLY Trust, Series 2019-HIT-F (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.55	% (a)	11/15/2036	1,722,866
391,486	IMT Trust, Series 2017-APTS-EFL (1 Month LIBOR USD + 2.15%, 2.15% Floor)	2.55	% (a)	06/15/2034	387,635
391,486	IMT Trust, Series 2017-APTS-FFL (1 Month LIBOR USD + 2.85%, 2.85% Floor)	3.25	% (a)	06/15/2034	388,632
2,555,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-MFP-F (1 Month LIBOR USD + 3.00%, 3.00% Floor)	3.40	% (a)	07/15/2036	2,480,992
1,376,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C20-C	4.58	% (e)	07/15/2047	1,317,718
5,177,166	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4-XA	0.59	% (e)(h)	12/15/2049	107,645
1,957,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT-EFX	5.54	% (a)(e)	07/05/2033	1,956,354
766,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-C	4.34	% (a)	05/05/2032	739,154
784,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-D	4.45	% (a)(e)	05/05/2032	743,269
915,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-E	4.45	% (a)(e)	05/05/2032	857,597
960,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-F	4.45	% (a)(e)	05/05/2032	840,395
1,049,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-G	4.45	% (a)(e)	05/05/2032	916,951
1,685,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2020-NNN-EFX	3.97	% (a)	01/16/2037	1,594,345
1,423,392	JPMBB Commercial Mortgage Securities Trust, Series 2014-C18-XA	0.77	% (e)(h)	02/15/2047	15,779
2,973,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C21-C	4.64	% (e)	08/15/2047	2,890,771
100,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C23-C	4.48	% (e)	09/15/2047	97,229
150,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C25-C	4.44	% (e)	11/15/2047	138,835
425,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C26-C	4.38	% (e)	01/15/2048	415,000
2,134,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C28-B	3.99%		10/15/2048	2,083,704
1,115,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C29-C	4.20	% (e)	05/15/2048	1,030,806
3,454,797	JPMBB Commercial Mortgage Securities Trust, Series 2015-C29-XA	0.60	% (e)(h)	05/15/2048	51,558
4,679,504	JPMBB Commercial Mortgage Securities Trust, Series 2015-C31-XA	0.82	% (e)(h)	08/15/2048	109,571
470,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C33-C	4.61	% (e)	12/15/2048	459,652
2,532,000	LCCM, Series 2017-LC26-C	4.71	% (a)	07/12/2050	2,434,688
3,375,958	LSTAR Commercial Mortgage Trust, Series 2016-4-XA	1.76	% (a)(e)(h)	03/10/2049	107,499
12,314,998	LSTAR Commercial Mortgage Trust, Series 2017-5-X	0.79	% (a)(e)(h)	03/10/2050	318,147
2,837,000	Med Trust, Series 2021-MDLN-G (1 Month LIBOR USD + 5.25%, 5.25% Floor)	5.65	% (a)	11/15/2038	2,787,390
1,485,677	Merchants Bank of Indiana Multifamily Housing Mortgage Loan Trust, Series 2021-Q015-B (Secured Overnight Financing Rate 30 Day Average + 2.85%)	2.96	% (a)	08/25/2024	1,486,149
2,200,000	MF1 Ltd., Series 2021-FL7-C (1 Month LIBOR USD + 2.05%, 2.05% Floor)	2.48	% (a)	10/16/2036	2,172,368
2,538,000	MFT Trust, Series 2020-ABC-D	3.48	% (a)(e)	02/10/2042	2,124,380
2,500,000	MKT Mortgage Trust, Series 2020-525M-F	2.94	% (a)(e)	02/12/2040	1,894,626
100,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18-C	4.49	% (e)	10/15/2047	97,510
360,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C23-C	4.14	% (e)	07/15/2050	349,643
274,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27-C	4.50	% (e)	12/15/2047	272,764
393,000	Morgan Stanley Capital Trust, Series 2017-ASHF-D (1 Month LIBOR USD + 2.20%, 2.20% Floor)	2.60	% (a)	11/15/2034	389,070
590,000	Morgan Stanley Capital Trust, Series 2017-ASHF-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	3.55	% (a)	11/15/2034	567,418
284,000	Morgan Stanley Capital Trust, Series 2017-ASHF-F (1 Month LIBOR USD + 4.35%, 4.35% Floor)	4.75	% (a)	11/15/2034	258,239
837,000	Morgan Stanley Capital Trust, Series 2018-SUN-F (1 Month LIBOR USD + 2.55%, 2.55% Floor)	2.95	% (a)	07/15/2035	814,832
2,489,000	Morgan Stanley Capital Trust, Series 2019-NUGS-F (1 Month LIBOR USD + 2.84%, 4.34% Floor)	4.34	% (a)	12/15/2036	2,448,608
2,500,000	MSCG Trust, Series 2018-SELF-F (1 Month LIBOR USD + 3.05%, 3.05% Floor)	3.45	% (a)	10/15/2037	2,453,163
1,919,000	Natixis Commercial Mortgage Securities Trust, Series 2018-FL1-C (1 Month LIBOR USD + 2.20%, 2.20% Floor)	2.60	% (a)	06/15/2035	1,749,261
1,183,000	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC-AMZ1	3.50	% (a)(e)	01/15/2037	1,142,430
685,000	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC-AMZ2	3.50	% (a)(e)	01/15/2037	653,671
639,000	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC-AMZ3	3.50	% (a)(e)	01/15/2037	601,657
1,611,300	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC-MSK1	3.25	% (a)(e)	12/15/2036	1,507,424
1,500,000	One New York Plaza Trust, Series 2020-1NYP-C (1 Month LIBOR USD + 2.20%, 2.20% Floor)	2.60	% (a)	01/15/2036	1,480,778
2,750,000	RLGH Trust, Series 2021-TROT-D (1 Month LIBOR USD + 1.71%, 1.71% Floor)	2.11	% (a)	04/15/2036	2,710,510
2,874,000	SoHo Trust, Series 2021-SOHO-B	2.70	% (a)(e)	08/10/2038	2,490,355
2,889,000	SREIT Trust, Series 2021-IND-F (1 Month LIBOR USD + 2.54%, 2.54% Floor)	2.93	% (a)	10/15/2038	2,796,633
961,000	STWD Ltd., Series 2019-FL1-D (Secured Overnight Financing Rate 1 Month + 2.46%, 2.35% Floor)	2.77	% (a)	07/15/2038	955,674
299,555	TTAN, Series 2021-MHC-F (1 Month LIBOR USD + 2.90%, 2.90% Floor)	3.30	% (a)	03/15/2038	288,523
1,097,000	UBS Commercial Mortgage Trust, Series 2018-C8-C	4.70	% (e)	02/15/2051	1,103,381
15,509,119	UBS Commercial Mortgage Trust, Series 2018-C8-XA	0.85	% (e)(h)	02/15/2051	615,610
1,321,442	VMC Finance LLC, Series 2019-FL3-D (1 Month LIBOR USD + 2.65%, 2.65% Floor)	3.09	% (a)	09/15/2036	1,299,544
100,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C27-C	3.89%		02/15/2048	92,209
400,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C28-C	4.08	% (e)	05/15/2048	393,304
9,753,569	Wells Fargo Commercial Mortgage Trust, Series 2015-C30-XA	0.89	% (e)(h)	09/15/2058	243,857
5,116,940	Wells Fargo Commercial Mortgage Trust, Series 2015-C31-XA	0.97	% (e)(h)	11/15/2048	144,843
1,917,824	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1-XA	1.08	% (e)(h)	05/15/2048	49,201
6,761,519	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2-XA	0.65	% (e)(h)	07/15/2058	121,202
2,023,242	Wells Fargo Commercial Mortgage Trust, Series 2016-C33-XA	1.61	% (e)(h)	03/15/2059	104,717
3,958,895	Wells Fargo Commercial Mortgage Trust, Series 2016-NXS6-XA	1.62	% (e)(h)	11/15/2049	201,367
14,546,863	Wells Fargo Commercial Mortgage Trust, Series 2017-C38-XA	1.01	% (e)(h)	07/15/2050	580,727
2,423,000	Wells Fargo Commercial Mortgage Trust, Series 2017-C41-C	4.51	% (e)	11/15/2050	2,230,498
2,330,242	Wells Fargo Commercial Mortgage Trust, Series 2017-RC1-XA	1.47	% (e)(h)	01/15/2060	136,294
2,267,000	Wells Fargo Commercial Mortgage Trust, Series 2018-C47-C	4.93	% (e)	09/15/2061	2,190,437
1,136,277	Wells Fargo Commercial Mortgage Trust, Series 2021-SAVE-D (1 Month LIBOR USD + 2.50%, 2.50% Floor)	2.90	% (a)	02/15/2040	1,117,723
1,136,277	Wells Fargo Commercial Mortgage Trust, Series 2021-SAVE-E (1 Month LIBOR USD + 3.65%, 3.65% Floor)	4.05	% (a)	02/15/2040	1,120,439
2,913,037	WF-RBS Commercial Mortgage Trust, Series 2014-C21-XA	1.02	% (e)(h)	08/15/2047	54,645

Total Non-Agency Commercial Mortgage Backed Obligations (Cost $188,643,633)					174,790,153

Non-Agency Residential Collateralized Mortgage Obligations - 19.3%
3,208,809	ACE Securities Corporation Home Equity Loan Trust, Series 2007-HE1-A2A (1 Month LIBOR USD + 0.18%, 0.18% Floor)	0.64%		01/25/2037	2,281,795
1,302,434	ACE Securities Corporation Home Equity Loan Trust, Series 2007-HE1-A2D (1 Month LIBOR USD + 0.50%, 0.50% Floor)	0.96%		01/25/2037	937,823
1,000,000	AMSR Trust, Series 2020-SFR4-E1	2.21	% (a)	11/17/2037	918,668
5,122,000	AMSR Trust, Series 2021-SFR3-G	3.80	% (a)	10/17/2038	4,620,597
8,853,958	APS Resecuritization Trust, Series 2015-3-1MZ (12 Month US Treasury Average + 0.96%, 0.96% Floor)	0.98	% (a)(i)	10/27/2046	7,639,542
1,784,446	Asset Backed Securities Corporation Home Equity Loan Trust, Series 2007-HE2-A4 (1 Month LIBOR USD + 0.23%, 0.23% Floor)	0.69%		05/25/2037	1,413,942
1,268,273	Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-2-2A1	2.99	% (e)	07/25/2036	1,208,316
777,123	Bear Stearns Alt-A Trust, Series 2006-4-22A1	3.18	% (e)	08/25/2036	654,974
2,018,468	Chase Mortgage Finance Trust, Series 2007-S4-A4 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	1.06%		06/25/2037	699,659
191,319	CHL Mortgage Pass-Through Trust, Series 2005-HYB9-3A2A (12 Month LIBOR USD + 1.75%, 1.75% Floor, 11.00% Cap)	1.99%		02/20/2036	166,794
269,958	CHL Mortgage Pass-Through Trust, Series 2007-14-A15	6.50%		09/25/2037	194,878
5,286,573	CHL Mortgage Pass-Through Trust, Series 2007-14-A19	6.00%		09/25/2037	3,626,488
3,337,368	CHL Mortgage Pass-Through Trust, Series 2007-9-A13	5.75%		07/25/2037	2,229,089
476,855	CHL Mortgage Pass-Through Trust, Series 2007-HY1-1A1	2.87	% (e)	04/25/2037	461,324
8,688,000	CHL Mortgage Pass-Through Trust, Series 2018-GT1-A (1 Month LIBOR USD + 2.75%)	3.21	% (a)	05/25/2023	8,608,079
774,015	CitiMortgage Alternative Loan Trust, Series 2007-A5-1A10	5.75%		05/25/2037	757,567
268,046	Countrywide Alternative Loan Trust, Series 2005-75CB-A3	5.50%		01/25/2036	226,926
541,497	Countrywide Alternative Loan Trust, Series 2006-23CB-2A2	6.50%		08/25/2036	257,088
3,424,327	Countrywide Alternative Loan Trust, Series 2006-6CB-2A10	6.00%		05/25/2036	1,887,635
2,386,510	Countrywide Alternative Loan Trust, Series 2006-OA6-1A1A (1 Month LIBOR USD + 0.42%, 0.42% Floor)	0.88%		07/25/2046	2,225,644
331,986	Countrywide Alternative Loan Trust, Series 2007-15CB-A7	6.00%		07/25/2037	261,187
491,246	Countrywide Alternative Loan Trust, Series 2008-1R-2A3	6.00%		08/25/2037	300,720
292,660	Credit Suisse First Boston Mortgage Backed Trust, Series 2006-2-A5A	6.58%		09/25/2036	134,197
422,926	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-10-6A9	5.50%		11/25/2035	240,833
204,325	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-9-5A9	5.50%		10/25/2035	148,846
908,823	CSMC Trust, Series 2011-12R-3A5	2.43	% (a)(e)	07/27/2036	900,497
7,700,000	CSMC Trust, Series 2020-RPL6-A2	3.31	% (a)(e)	03/25/2059	7,418,052
1,500,000	CSMC Trust, Series 2021-NQM6-B1	3.29	% (a)(e)	07/25/2066	1,378,617
221,653	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4-A1A	6.01	% (e)	10/25/2036	212,237
125,975	Deutsche Mortgage & Asset Receiving Corporation, Series 2014-RS1-1A2	6.50	% (a)(e)	07/27/2037	111,993
6,452,000	FirstKey Homes Trust, Series 2021-SFR1-F1	3.24	% (a)	08/17/2038	5,799,403
8,000,000	FMC GMSR Issuer Trust, Series 2021-GT1-A	3.62	% (a)(e)	07/25/2026	7,514,107
500,000	GCAT LLC, Series 2019-NQM3-B1	3.95	% (a)(e)	11/25/2059	489,068
6,553,400	Home Partners of America Trust, Series 2019-2-F	3.87	% (a)	10/19/2039	6,114,796
909,839	Impac Secured Assets Trust, Series 2006-5-1A1C (1 Month LIBOR USD + 0.54%, 0.54% Floor, 11.50% Cap)	1.00%		02/25/2037	876,426
1,392,075	IndyMac INDX Mortgage Loan Trust, Series 2006-AR19-2A1	3.08	% (e)	08/25/2036	1,301,513
414,561	JP Morgan Mortgage Trust, Series 2005-S3-1A2	5.75%		01/25/2036	257,449
352,092	JP Morgan Mortgage Trust, Series 2007-A2-4A1M	3.03	% (e)	04/25/2037	326,719
3,300,000	Legacy Mortgage Asset Trust, Series 2021-GS1-A2	3.84	% (a)(o)	10/25/2066	3,183,405
119,204	Lehman Mortgage Trust, Series 2006-1-1A3	5.50%		02/25/2036	84,676
6,038,363	Lehman Trust, Series 2006-GP3-1A1 (1 Month LIBOR USD + 0.40%, 0.40% Floor)	0.86%		06/25/2046	6,062,099
3,000,000	LoanDepot GMSR Master Trust, Series 2018-GT1-A (1 Month LIBOR USD + 2.80%, 2.80% Floor)	3.23	% (a)	10/16/2023	3,005,604
82,000	MASTR Adjustable Rate Mortgages Trust, Series 2006-2-2A1	2.17	% (e)	04/25/2036	55,030
277,077	Merrill Lynch Alternative Note Asset Trust, Series 2007-F1-2A7	6.00%		03/25/2037	147,092
566,249	Merrill Lynch Mortgage Investors Trust, Series 2006-AF1-AF2C	6.25%		08/25/2036	324,088
18,084,736	Merrill Lynch Mortgage Investors Trust, Series 2006-HE6-A1 (1 Month LIBOR USD + 0.28%, 0.28% Floor)	0.74%		11/25/2037	11,768,170
5,183,569	Morgan Stanley Mortgage Loan Trust, Series 2005-7-3A1	4.76	% (e)	11/25/2035	3,970,667
83,862	Morgan Stanley Mortgage Loan Trust, Series 2005-7-4A1	5.50%		11/25/2035	66,262
313,111	Morgan Stanley Mortgage Loan Trust, Series 2006-2-7A1	5.48	% (e)	02/25/2036	241,694
480,502	Morgan Stanley Mortgage Loan Trust, Series 2007-8XS-A1	5.75	% (e)	04/25/2037	301,313
8,963,357	Morgan Stanley Resecuritization Trust, Series 2013-R7-8B (12 Month US Treasury Average + 0.96%, 0.96% Floor)	1.06	% (a)(n)	12/26/2046	8,647,146
2,028,600	New Century Home Equity Loan Trust, Series 2006-1-A2B (1 Month LIBOR USD + 0.36%, 0.36% Floor, 12.50% Cap)	0.82%		05/25/2036	2,001,318
3,600,000	New York Mortgage Trust, Series 2021-BPL1-A2	2.98	% (a)(o)	05/25/2026	3,479,937
10,475,679	NovaStar Mortgage Funding Trust, Series 2006-3-A2C (1 Month LIBOR USD + 0.32%, 0.32% Floor, 11.00% Cap)	0.78%		10/25/2036	7,402,219
6,834,618	PMT Credit Risk Transfer Trust 2019-2R, Series 2019-2R-A (1 Month LIBOR USD + 2.75%, 2.75% Floor)	3.20	% (a)	05/27/2023	6,783,820
572,450	PMT Credit Risk Transfer Trust, Series 2019-3R-A (1 Month LIBOR USD + 2.70%, 2.70% Floor)	3.15	% (a)	10/27/2022	571,599
500,000	PMT Credit Risk Transfer Trust, Series 2021-FT1-A (1 Month LIBOR USD + 3.00%, 3.00% Floor)	3.46	% (a)	03/25/2026	491,584
3,100,000	Progress Residential Trust, Series 2019-SFR4-F	3.68	% (a)	10/17/2036	2,975,468
1,100,000	Progress Residential Trust, Series 2021-SFR1-G	3.86	% (a)	04/17/2038	969,053
7,500,000	Progress Residential Trust, Series 2021-SFR2-F	3.40	% (a)	04/19/2038	6,859,457
8,100,000	Progress Residential Trust, Series 2021-SFR3-F	3.44	% (a)	05/17/2026	7,334,223
3,000,000	PRPM LLC, Series 2021-2-A2	3.77	% (a)(e)	03/25/2026	2,864,257
316,523	Residential Accredit Loans, Inc., Series 2006-QS12-2A3	6.00%		09/25/2036	295,399
1,510,811	Residential Asset Securitization Trust, Series 2005-A15-5A2	5.75%		02/25/2036	813,253
343,769	Residential Asset Securitization Trust, Series 2006-A2-A11	6.00%		01/25/2046	196,525
3,125,053	Residential Funding Mortgage Securities Trust, Series 2006-S8-A10	6.00%		09/25/2036	2,818,626
5,750,000	Residential Mortgage Loan Trust, Series 2020-1-B1	3.95	% (a)(e)	01/26/2060	5,616,389
5,091,847	Soundview Home Loan Trust, Series 2007-OPT1-2A2 (1 Month LIBOR USD + 0.15%, 0.15% Floor)	0.61%		06/25/2037	3,832,021
7,589,098	Spruce Hill Mortgage Loan Trust, Series 2020-SH2-M1	4.33	% (a)(e)	06/25/2055	7,522,966
1,116,000	Starwood Mortgage Residential Trust, Series 2019-INV1-B1	3.66	% (a)(e)	09/27/2049	1,070,878
910,240	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-22-4A1	3.06	% (e)	12/25/2035	857,592
8,898,444	Structured Asset Securities Corporation Mortgage Loan Trust, Series 2007-OSI-A4 (1 Month LIBOR USD + 0.20%, 0.20% Floor)	0.66%		06/25/2037	6,933,857
6,077,110	Structured Asset Securities Corporation, Series 2007-RF1-1A (1 Month LIBOR USD + 0.19%, 0.19% Floor)	0.65	% (a)	03/25/2037	5,067,708
13,316,011	TBW Mortgage Backed Pass Through, Series 2006-3-4A1 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 7.50% Cap)	0.86%		07/25/2036	586,988
13,316,097	TBW Mortgage Backed Pass Through, Series 2006-3-4A3 (-1 x 1 Month LIBOR USD + 7.10%, 7.10% Cap)	6.64	% (h)(j)	07/25/2036	1,340,590
6,600,000	Toorak Mortgage Corporation Ltd., Series 2021-1-A2	3.10	% (a)(o)	06/25/2024	6,269,345
5,000,000	Tricon American Homes Trust, Series 2019-SFR1-F	3.75	% (a)	03/17/2038	4,696,534
2,284,496	Velocity Commercial Capital Loan Trust, Series 2018-2-M2	4.51	% (a)(e)	10/26/2048	2,261,055
582,764	Velocity Commercial Capital Loan Trust, Series 2018-2-M3	4.72	% (a)(e)	10/26/2048	575,823
1,521,910	Velocity Commercial Capital Loan Trust, Series 2019-1-M5	5.70	% (a)(e)	03/25/2049	1,485,278
2,453,176	Velocity Commercial Capital Loan Trust, Series 2019-2-M4	3.99	% (a)(e)	07/25/2049	2,347,942
3,100,000	Verus Securitization Trust, Series 2019-INV3-B1	3.73	% (a)(e)	11/25/2059	3,060,221
1,139,073	Verus Securitization Trust, Series 2020-NPL1-A1	3.60	% (a)(o)	08/25/2050	1,138,813
2,600,000	Verus Securitization Trust, Series 2021-3-B1	3.20	% (a)(e)	06/25/2066	2,422,533
5,000,000	Verus Securitization Trust, Series 2021-7-B1	4.14	% (a)(e)	10/25/2066	4,586,052
3,000,000	Verus Securitization Trust, Series 2021-R2-B1	3.25	% (a)(e)	02/25/2064	2,922,570
594,090	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-2-4CB	6.00%		03/25/2036	587,543
859,235	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HY6-2A2	2.88	% (e)	06/25/2037	836,733
313,744	Wells Fargo Alternative Loan Trust, Series 2007-PA5-1A1	6.25%		11/25/2037	300,133
4,534,286	Wells Fargo Home Equity Asset-Backed Securities Trust, Series 2007-2-A4 (1 Month LIBOR USD + 0.30%, 0.30% Floor)	0.76%		04/25/2037	3,845,987
8,500,000	ZH Trust, Series 2021-1-B	3.26	% (a)	02/18/2027	8,176,822

Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $256,712,668)					236,859,845

US Corporate Bonds - 5.8%
425,000	Academy Ltd.	6.00	% (a)	11/15/2027	435,625
175,000	Acrisure LLC	6.00	% (a)	08/01/2029	162,155
475,000	Acuris Finance US, Inc.	5.00	% (a)	05/01/2028	437,423
420,000	AdaptHealth LLC	5.13	% (a)	03/01/2030	390,892
215,000	Aethon United Finance Corporation	8.25	% (a)	02/15/2026	223,474
85,000	Air Methods Corporation	8.00	% (a)	05/15/2025	73,629
400,000	Alliant Holdings Intermediate LLC	6.75	% (a)	10/15/2027	395,880
205,000	Allied Universal Holdco LLC	6.63	% (a)	07/15/2026	207,706
320,000	Allied Universal Holdco LLC	9.75	% (a)	07/15/2027	331,136
200,000	Allied Universal Holdco LLC	6.00	% (a)	06/01/2029	176,700
195,000	AMC Entertainment Holdings, Inc.	7.50	% (a)	02/15/2029	189,753
680,000	American Airlines, Inc.	5.75	% (a)	04/20/2029	678,385
2,531,635	American Airlines, Inc.	5.25%		01/15/2024	2,485,294
190,000	American Axle & Manufacturing, Inc.	5.00%		10/01/2029	178,480
390,000	AmWINS Group, Inc.	4.88	% (a)	06/30/2029	374,907
239,000	Antero Midstream Partners LP	5.75	% (a)	03/01/2027	243,785
230,000	Antero Resources Corporation	5.38	% (a)	03/01/2030	235,235
350,000	APi Escrow Corporation	4.75	% (a)	10/15/2029	325,724
385,000	Arches Buyer, Inc.	4.25	% (a)	06/01/2028	359,621
290,000	Arconic Corporation	6.13	% (a)	02/15/2028	291,508
200,000	Ashton Woods Finance Company	4.63	% (a)	04/01/2030	174,598
300,000	ASP Unifrax Holdings, Inc.	5.25	% (a)	09/30/2028	279,069
25,000	ASP Unifrax Holdings, Inc.	7.50	% (a)	09/30/2029	22,281
325,000	AssuredPartners, Inc.	7.00	% (a)	08/15/2025	323,360
40,000	AssuredPartners, Inc.	5.63	% (a)	01/15/2029	36,893
55,000	At Home Group, Inc.	4.88	% (a)	07/15/2028	49,061
115,000	At Home Group, Inc.	7.13	% (a)	07/15/2029	99,698
295,000	Avaya, Inc.	6.13	% (a)	09/15/2028	291,264
100,000	Bausch Health Companies, Inc.	6.13	% (a)	02/01/2027	100,754
375,000	Bausch Health Companies, Inc.	7.00	% (a)	01/15/2028	336,328
300,000	Bausch Health Companies, Inc.	4.88	% (a)	06/01/2028	287,656
120,000	Beacon Roofing Supply, Inc.	4.13	% (a)	05/15/2029	111,079
150,000	Blue Racer Midstream LLC	7.63	% (a)	12/15/2025	157,126
25,000	Boxer Parent Company, Inc.	7.13	% (a)	10/02/2025	25,957
820,000	Boyne USA, Inc.	4.75	% (a)	05/15/2029	788,262
195,000	Builders FirstSource, Inc.	4.25	% (a)	02/01/2032	181,904
225,000	Caesars Entertainment, Inc.	4.63	% (a)	10/15/2029	210,656
210,000	Calpine Corporation	4.50	% (a)	02/15/2028	205,212
130,000	Calpine Corporation	5.13	% (a)	03/15/2028	124,074
210,000	Calpine Corporation	4.63	% (a)	02/01/2029	193,575
430,000	Carnival Corporation	5.75	% (a)	03/01/2027	410,650
220,000	Carvana Corporation	5.63	% (a)	10/01/2025	207,705
385,000	Castle US Holding Corporation	9.50	% (a)	02/15/2028	382,981
175,000	Catalent Pharma Solutions, Inc.	3.50	% (a)	04/01/2030	160,044
355,000	CCO Holdings LLC	4.75	% (a)	03/01/2030	341,508
295,000	CCO Holdings LLC	4.50	% (a)	08/15/2030	277,299
200,000	CCO Holdings LLC	4.75	% (a)	02/01/2032	186,544
180,000	CCO Holdings LLC	4.25	% (a)	01/15/2034	156,600
420,000	Cedar Fair LP	5.25%		07/15/2029	414,374
230,000	Cengage Learning, Inc.	9.50	% (a)	06/15/2024	229,792
140,000	Centene Corporation	3.00%		10/15/2030	128,801
270,000	Century Communities, Inc.	6.75%		06/01/2027	280,575
270,000	Chesapeake Energy Corporation	5.88	% (a)	02/01/2029	279,169
445,000	Clarivate Science Holdings Corporation	4.88	% (a)	07/01/2029	419,593
110,000	Clean Harbors, Inc.	5.13	% (a)	07/15/2029	110,562
55,000	Clear Channel Outdoor Holdings, Inc.	7.75	% (a)	04/15/2028	55,350
275,000	Clear Channel Outdoor Holdings, Inc.	7.50	% (a)	06/01/2029	274,733
305,000	Clearway Energy Operating LLC	4.75	% (a)	03/15/2028	306,844
380,000	CNX Midstream Partners LP	4.75	% (a)	04/15/2030	356,288
185,000	CNX Resources Corporation	6.00	% (a)	01/15/2029	187,091
150,000	CommScope Technologies LLC	5.00	% (a)	03/15/2027	130,599
225,000	CommScope, Inc.	4.75	% (a)	09/01/2029	207,535
290,000	Community Health Systems, Inc.	6.00	% (a)	01/15/2029	293,538
265,000	Community Health Systems, Inc.	6.88	% (a)	04/15/2029	260,728
270,000	Community Health Systems, Inc.	4.75	% (a)	02/15/2031	255,525
380,000	Consolidated Communications, Inc.	5.00	% (a)	10/01/2028	327,765
200,000	Cornerstone Building Brands, Inc.	6.13	% (a)	01/15/2029	185,958
285,000	Coty, Inc.	5.00	% (a)	04/15/2026	278,042
170,000	Coty, Inc.	6.50	% (a)	04/15/2026	169,286
470,000	CQP Holdco LP	5.50	% (a)	06/15/2031	462,362
445,000	CSC Holdings LLC	5.75	% (a)	01/15/2030	396,818
495,000	CSI Compressco LP	7.50	% (a)	04/01/2025	489,362
190,000	CVR Nitrogen Finance Corporation	6.13	% (a)	06/15/2028	190,256
100,000	Dana, Inc.	5.38%		11/15/2027	99,507
65,000	Dana, Inc.	4.25%		09/01/2030	59,572
290,000	Dealer Tire LLC	8.00	% (a)	02/01/2028	291,070
160,000	Diamond BC B.V.	4.63	% (a)	10/01/2029	143,906
210,000	Diamond Sports Group LLC	5.38	% (a)	08/15/2026	81,635
245,000	DIRECTV Financing LLC	5.88	% (a)	08/15/2027	241,343
300,000	DISH DBS Corporation	5.88%		11/15/2024	299,659
195,000	DISH DBS Corporation	5.75	% (a)	12/01/2028	184,884
170,000	DISH DBS Corporation	5.13%		06/01/2029	144,993
510,000	Dun & Bradstreet Corporation	5.00	% (a)	12/15/2029	479,958
170,000	EES Finance Corporation	8.13%		05/01/2025	171,615
170,000	Embarq Corporation	8.00%		06/01/2036	164,077
290,000	Emergent BioSolutions, Inc.	3.88	% (a)	08/15/2028	260,690
140,000	Encompass Health Corporation	4.50%		02/01/2028	137,459
45,000	Encompass Health Corporation	4.75%		02/01/2030	43,275
145,000	Encompass Health Corporation	4.63%		04/01/2031	135,974
235,000	Endo Luxembourg Finance Company I SARL	6.13	% (a)	04/01/2029	214,721
230,000	Energizer Holdings, Inc.	6.50	% (a)	12/31/2027	228,162
155,000	EQM Midstream Partners LP	4.75	% (a)	01/15/2031	145,159
385,000	EverArc Escrow SARL	5.00	% (a)	10/30/2029	352,516
300,000	Ferrellgas Escrow LLC	5.38	% (a)	04/01/2026	283,764
340,000	Fertitta Entertainment LLC	6.75	% (a)	01/15/2030	313,220
165,000	First Student Bidco, Inc.	4.00	% (a)	07/31/2029	154,108
630,000	Ford Motor Company	3.25%		02/12/2032	563,730
400,000	Ford Motor Credit Company LLC	4.39%		01/08/2026	399,482
200,000	Ford Motor Credit Company LLC	4.95%		05/28/2027	203,610
260,000	Ford Motor Credit Company LLC	3.63%		06/17/2031	235,303
255,000	Fortress Transportation and Infrastructure Investors LLC	5.50	% (a)	05/01/2028	232,175
85,000	Frontier Communications Holdings LLC	5.88	% (a)	10/15/2027	84,536
165,000	Frontier Communications Holdings LLC	5.00	% (a)	05/01/2028	158,602
105,000	Frontier Communications Holdings LLC	6.75	% (a)	05/01/2029	100,945
23,218	Frontier Communications Holdings LLC	5.88%		11/01/2029	21,288
395,000	Full House Resorts, Inc.	8.25	% (a)	02/15/2028	404,350
200,000	Gap, Inc.	3.88	% (a)	10/01/2031	174,610
250,000	GCI LLC	4.75	% (a)	10/15/2028	244,540
380,000	Glatfelter Corporation	4.75	% (a)	11/15/2029	322,768
320,000	Global Access, Inc.	5.00	% (a)	07/15/2029	303,544
348,989	Global Aircraft Leasing Company (7.25% PIK)	6.50	% (a)	09/15/2024	317,510
240,000	Golden Entertainment, Inc.	7.63	% (a)	04/15/2026	250,206
280,000	Goodyear Tire & Rubber Company	5.25	% (a)	07/15/2031	259,272
125,000	GrafTech Finance, Inc.	4.63	% (a)	12/15/2028	116,479
305,000	Griffon Corporation	5.75%		03/01/2028	293,764
5,205	Gulfport Energy Corporation	8.00%		05/17/2026	5,362
182,043	Gulfport Energy Corporation	8.00	% (a)	05/17/2026	187,546
400,000	Gulfport Escrow	0.00%		05/15/2025	2,020
315,000	Helios Software Holdings, Inc.	4.63	% (a)	05/01/2028	290,400
170,000	Hertz Corporation	5.00	% (a)	12/01/2029	154,070
365,000	Hess Midstream Operations LP	4.25	% (a)	02/15/2030	345,034
225,000	Hexion, Inc.	7.88	% (a)	07/15/2027	237,420
360,000	H-Food Holdings LLC	8.50	% (a)	06/01/2026	346,531
220,000	Hightower Holding LLC	6.75	% (a)	04/15/2029	215,578
470,000	Hilcorp Energy LP	6.25	% (a)	11/01/2028	473,147
300,000	Icahn Enterprises LP	5.25%		05/15/2027	294,930
55,000	iHeartCommunications, Inc.	8.38%		05/01/2027	56,936
305,000	II-VI, Inc.	5.00	% (a)	12/15/2029	298,572
325,000	Illuminate Buyer LLC	9.00	% (a)	07/01/2028	329,469
335,000	Installed Building Products, Inc.	5.75	% (a)	02/01/2028	327,228
145,000	Iron Mountain, Inc.	4.88	% (a)	09/15/2029	138,270
350,000	Iron Mountain, Inc.	4.50	% (a)	02/15/2031	323,680
235,000	iStar, Inc.	4.75%		10/01/2024	237,317
400,000	JELD-WEN, Inc.	4.63	% (a)	12/15/2025	385,476
155,000	LBM Acquisition LLC	6.25	% (a)	01/15/2029	145,375
155,000	LD Holdings Group LLC	6.50	% (a)	11/01/2025	145,478
165,000	LD Holdings Group LLC	6.13	% (a)	04/01/2028	146,316
200,000	Leeward Renewable Energy Operations LLC	4.25	% (a)	07/01/2029	187,839
220,000	Legends Hospitality Holding Company LLC	5.00	% (a)	02/01/2026	211,482
115,000	Level 3 Financing, Inc.	3.75	% (a)	07/15/2029	102,061
320,000	LFS Topco LLC	5.88	% (a)	10/15/2026	300,378
240,000	LifePoint Health, Inc.	4.38	% (a)	02/15/2027	232,368
195,000	LifePoint Health, Inc.	5.38	% (a)	01/15/2029	184,643
167,012	Ligado Networks LLC (15.50% PIK)	15.50	% (a)	11/01/2023	127,126
550,000	Lions Gate Capital Holdings LLC	5.50	% (a)	04/15/2029	530,766
130,000	Live Nation Entertainment, Inc.	6.50	% (a)	05/15/2027	138,589
200,000	Logan Merger Sub, Inc.	5.50	% (a)	09/01/2027	187,046
270,000	LSF9 Atlantis Holdings LLC	7.75	% (a)	02/15/2026	259,821
310,000	Lumen Technologies, Inc.	5.13	% (a)	12/15/2026	295,827
280,000	Lumen Technologies, Inc.	4.00	% (a)	02/15/2027	261,232
285,000	M/I Homes, Inc.	4.95%		02/01/2028	269,190
160,000	Madison IAQ LLC	4.13	% (a)	06/30/2028	147,664
160,000	Madison IAQ LLC	5.88	% (a)	06/30/2029	143,822
130,000	Magic Mergeco, Inc.	7.88	% (a)	05/01/2029	111,474
120,000	Match Group Holdings LLC	4.63	% (a)	06/01/2028	116,458
245,000	McGraw-Hill Education, Inc.	5.75	% (a)	08/01/2028	234,187
315,000	Metis Merger Sub LLC	6.50	% (a)	05/15/2029	297,080
250,000	Michaels Companies, Inc.	5.25	% (a)	05/01/2028	229,845
335,000	Midwest Gaming Borrower LLC	4.88	% (a)	05/01/2029	309,503
430,000	Minerva Merger Sub, Inc.	6.50	% (a)	02/15/2030	417,693
295,000	ModivCare Escrow Issuer, Inc.	5.00	% (a)	10/01/2029	275,561
175,000	ModivCare, Inc.	5.88	% (a)	11/15/2025	176,916
170,000	Moss Creek Resources Holdings, Inc.	7.50	% (a)	01/15/2026	156,235
340,000	Mozart Debt Merger Sub, Inc.	5.25	% (a)	10/01/2029	316,523
123,000	MPH Acquisition Holdings LLC	5.75	% (a)	11/01/2028	111,289
225,000	Murphy Oil USA, Inc.	4.75%		09/15/2029	223,578
120,000	Nabors Industries Ltd.	7.25	% (a)	01/15/2026	120,200
125,000	Nabors Industries, Inc.	7.38	% (a)	05/15/2027	130,055
200,000	National FINL Partners Corporation	4.88	% (a)	08/15/2028	191,383
210,000	National FINL Partners Corporation	6.88	% (a)	08/15/2028	200,817
305,000	Nationstar Mortgage Holdings, Inc.	5.75	% (a)	11/15/2031	291,423
225,000	Navient Corporation	5.00%		03/15/2027	214,719
255,000	NCL Corporation Ltd.	5.88	% (a)	03/15/2026	242,589
185,000	NCL Corporation Ltd.	5.88	% (a)	02/15/2027	182,461
85,000	News Corporation	5.13	% (a)	02/15/2032	85,567
415,000	NGL Energy Operating LLC	7.50	% (a)	02/01/2026	408,752
180,000	NGL Energy Partners LP	7.50%		04/15/2026	157,260
685,000	NRG Energy, Inc.	3.63	% (a)	02/15/2031	603,516
265,000	Oasis Petroleum, Inc.	6.38	% (a)	06/01/2026	271,966
155,000	Occidental Petroleum Corporation	8.00%		07/15/2025	174,235
450,000	Occidental Petroleum Corporation	6.63%		09/01/2030	516,937
360,000	Occidental Petroleum Corporation	6.13%		01/01/2031	405,560
155,000	Occidental Petroleum Corporation	6.45%		09/15/2036	182,373
155,000	Occidental Petroleum Corporation	6.60%		03/15/2046	182,453
420,000	Olympus Water US Holding Corporation	4.25	% (a)	10/01/2028	382,284
200,000	Olympus Water US Holding Corporation	6.25	% (a)	10/01/2029	177,384
60,000	OneMain Finance Corporation	7.13%		03/15/2026	64,201
95,000	OneMain Finance Corporation	6.63%		01/15/2028	99,676
400,000	Organon & Company	5.13	% (a)	04/30/2031	386,540
29,000	Ortho Clinical Diagnostics, Inc.	7.38	% (a)	06/01/2025	29,914
229,000	Ortho-Clinical Diagnostics, Inc.	7.25	% (a)	02/01/2028	236,162
305,000	Owens & Minor, Inc.	6.63	% (a)	04/01/2030	314,284
303,000	Panther BF Aggregator LP	6.25	% (a)	05/15/2026	312,184
240,000	Panther BF Aggregator LP	8.50	% (a)	05/15/2027	249,324
315,000	Par Petroleum Finance Corporation	7.75	% (a)	12/15/2025	312,196
200,000	Park Intermediate Holdings LLC	4.88	% (a)	05/15/2029	187,896
75,000	PBF Holding Company LLC	6.00%		02/15/2028	60,414
140,000	PECF USS Intermediate Holding III Corporation	8.00	% (a)	11/15/2029	135,373
300,000	Penn National Gaming, Inc.	5.63	% (a)	01/15/2027	297,859
145,000	Penn National Gaming, Inc.	4.13	% (a)	07/01/2029	129,963
245,000	PennyMac Financial Services, Inc.	4.25	% (a)	02/15/2029	210,704
225,000	Performance Food Group, Inc.	5.50	% (a)	10/15/2027	224,193
180,000	Performance Food Group, Inc.	4.25	% (a)	08/01/2029	164,250
500,000	PetSmart, Inc.	7.75	% (a)	02/15/2029	516,860
148,000	PIC AU Holdings LLC	10.00	% (a)	12/31/2024	152,066
435,000	Pike Corporation	5.50	% (a)	09/01/2028	410,740
105,000	Post Holdings, Inc.	5.50	% (a)	12/15/2029	101,192
420,000	Post Holdings, Inc.	4.63	% (a)	04/15/2030	378,882
235,000	Premier Entertainment Sub LLC	5.63	% (a)	09/01/2029	202,448
235,000	Premier Entertainment Sub LLC	5.88	% (a)	09/01/2031	201,060
255,000	Prime Security Services Borrower LLC	6.25	% (a)	01/15/2028	249,956
350,000	Radiate Finance, Inc.	4.50	% (a)	09/15/2026	338,312
75,000	Radiate Finance, Inc.	6.50	% (a)	09/15/2028	71,062
325,000	Radiology Partners, Inc.	9.25	% (a)	02/01/2028	325,645
175,000	Rattler Midstream LP	5.63	% (a)	07/15/2025	177,854
105,000	Real Hero Merger Sub 2, Inc.	6.25	% (a)	02/01/2029	95,877
190,000	Realogy Group LLC	5.75	% (a)	01/15/2029	179,444
395,000	Realogy Group LLC	5.25	% (a)	04/15/2030	363,894
215,000	Rent-A-Center, Inc.	6.38	% (a)	02/15/2029	197,008
100,000	Roller Bearing Company of America, Inc.	4.38	% (a)	10/15/2029	93,375
420,000	RP Escrow Issuer LLC	5.25	% (a)	12/15/2025	410,861
235,000	Ryan Specialty Group LLC	4.38	% (a)	02/01/2030	222,369
360,000	Schweitzer-Mauduit International, Inc.	6.88	% (a)	10/01/2026	340,632
250,000	Scientific Games Holdings LP	6.63	% (a)	03/01/2030	246,750
175,000	Scientific Games International, Inc.	8.25	% (a)	03/15/2026	182,219
375,000	Scripps Escrow, Inc.	5.88	% (a)	07/15/2027	375,825
410,000	SEG Holding LLC	5.63	% (a)	10/15/2028	410,451
290,000	Select Medical Corporation	6.25	% (a)	08/15/2026	300,547
525,000	Six Flags Entertainment Corporation	4.88	% (a)	07/31/2024	525,630
260,000	Southwestern Energy Company	5.38%		02/01/2029	263,606
215,000	Southwestern Energy Company	4.75%		02/01/2032	215,031
285,000	Spectrum Brands, Inc.	5.00	% (a)	10/01/2029	268,658
225,000	SRS Distribution, Inc.	4.63	% (a)	07/01/2028	215,376
350,000	SRS Distribution, Inc.	6.13	% (a)	07/01/2029	323,300
105,000	Staples, Inc.	7.50	% (a)	04/15/2026	102,081
85,000	Staples, Inc.	10.75	% (a)	04/15/2027	75,738
145,000	Station Casinos LLC	4.63	% (a)	12/01/2031	132,896
420,000	Suburban Propane Partners LP	5.00	% (a)	06/01/2031	394,317
240,000	SunCoke Energy, Inc.	4.88	% (a)	06/30/2029	226,560
230,000	Sunoco LP	6.00%		04/15/2027	234,723
100,000	Sunoco LP	4.50%		05/15/2029	94,470
285,000	SWF Escrow Issuer Corporation	6.50	% (a)	10/01/2029	246,876
435,000	Tenet Healthcare Corporation	6.25	% (a)	02/01/2027	447,050
475,000	Tenet Healthcare Corporation	6.13	% (a)	10/01/2028	483,244
315,000	Tenet Healthcare Corporation	4.25	% (a)	06/01/2029	302,419
190,000	Tenneco, Inc.	5.13	% (a)	04/15/2029	189,092
125,000	Terrier Media Buyer, Inc.	8.88	% (a)	12/15/2027	127,340
510,000	T-Mobile USA, Inc.	3.38%		04/15/2029	485,775
115,000	T-Mobile USA, Inc.	3.38	% (a)	04/15/2029	109,538
155,000	TMS International Corporation	6.25	% (a)	04/15/2029	147,546
275,000	Townsquare Media, Inc.	6.88	% (a)	02/01/2026	283,696
70,000	TransDigm, Inc.	8.00	% (a)	12/15/2025	73,284
285,000	TransDigm, Inc.	5.50%		11/15/2027	283,217
407,813	Transocean Poseidon Ltd.	6.88	% (a)	02/01/2027	404,385
225,000	Transocean Proteus Ltd.	6.25	% (a)	12/01/2024	223,617
111,000	Transocean, Inc.	11.50	% (a)	01/30/2027	114,779
305,000	Trident TPI Holdings, Inc.	6.63	% (a)	11/01/2025	301,255
360,000	Triton Water Holdings, Inc.	6.25	% (a)	04/01/2029	307,678
65,000	Tronox, Inc.	4.63	% (a)	03/15/2029	60,935
185,000	Uber Technologies, Inc.	4.50	% (a)	08/15/2029	173,784
420,000	United Airlines, Inc.	4.63	% (a)	04/15/2029	399,935
390,000	United Natural Foods, Inc.	6.75	% (a)	10/15/2028	400,210
205,000	Uniti Group LP	6.50	% (a)	02/15/2029	191,400
230,000	Univision Communications, Inc.	4.50	% (a)	05/01/2029	219,236
310,000	US Foods, Inc.	4.63	% (a)	06/01/2030	287,358
465,000	USA Compression Partners LP	6.88%		09/01/2027	467,504
410,000	Victoria’s Secret Company	4.63	% (a)	07/15/2029	369,769
85,000	Viking Cruises Ltd.	13.00	% (a)	05/15/2025	94,606
605,000	Viking Cruises Ltd.	5.88	% (a)	09/15/2027	552,613
145,000	Viper Energy Partners LP	5.38	% (a)	11/01/2027	147,890
105,000	Virtusa Corporation	7.13	% (a)	12/15/2028	97,861
285,000	Vizient, Inc.	6.25	% (a)	05/15/2027	293,885
385,000	WASH Multifamily Acquisition, Inc.	5.75	% (a)	04/15/2026	386,592
190,000	Waste Pro, Inc.	5.50	% (a)	02/15/2026	179,775
113,000	Weatherford International Ltd.	11.00	% (a)	12/01/2024	117,103
120,000	Weatherford International Ltd.	6.50	% (a)	09/15/2028	124,200
80,000	Weatherford International Ltd.	8.63	% (a)	04/30/2030	81,321
290,000	Western Midstream Operating LP	4.55%		02/01/2030	289,085
170,000	Wheel Pros, Inc.	6.50	% (a)	05/15/2029	149,291
305,000	WR Grace Holdings LLC	5.63	% (a)	08/15/2029	285,968
380,000	XHR LP	4.88	% (a)	06/01/2029	369,603
120,000	Yum! Brands, Inc.	7.75	% (a)	04/01/2025	124,650

Total US Corporate Bonds (Cost $73,246,962)					70,520,875

US Government and Agency Mortgage Backed Obligations - 6.3%
4,607,609	Federal Home Loan Mortgage Corporation Pass-Thru, Series K722-X1	1.32	% (e)(h)	03/25/2023	37,210
996,094	Federal Home Loan Mortgage Corporation, Series 3926-HS (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	6.05	% (h)(j)	09/15/2041	147,888
20,097	Federal Home Loan Mortgage Corporation, Series 4390-NY	3.00%		06/15/2040	20,135
274,806	Federal Home Loan Mortgage Corporation, Series 4471-GA	3.00%		02/15/2044	268,934
10,652,106	Federal Home Loan Mortgage Corporation, Series 4851-PF (1 Month LIBOR USD + 0.40%, 0.40% Floor, 6.50% Cap)	0.80%		08/15/2057	10,620,834
15,241,400	Federal Home Loan Mortgage Corporation, Series 4944-F (1 Month LIBOR USD + 0.45%, 0.45% Floor, 6.50% Cap)	0.91%		01/25/2050	15,329,794
10,928,827	Federal Home Loan Mortgage Corporation, Series KF89-AS (Secured Overnight Financing Rate 30 Day Average + 0.37%)	0.42%		09/25/2030	10,941,074
10,319,586	Federal National Mortgage Association, Series 2017-11-SK (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.59	% (h)(j)	03/25/2047	1,719,702
5,562,228	Federal National Mortgage Association, Series 2018-86-MF (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap)	0.76%		12/25/2048	5,555,007
24,781,005	Federal National Mortgage Association, Series 2019-M7-X	0.33	% (e)(h)	04/25/2029	725,625
10,074,563	Federal National Mortgage Association, Series 2020-54-AS (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	5.69	% (h)(j)	08/25/2050	1,736,866
10,649,012	Federal National Mortgage Association, Series 2021-32-AI	3.00	% (h)	05/25/2046	1,310,222
25,321,409	Federal National Mortgage Association, Series 2021-M8-X	0.45	% (e)(h)	11/25/2035	870,332
7,100,000	Federal National Mortgage Association, Series 2020-DNA2-B1 (1 Month LIBOR USD + 2.50%)	2.96	% (a)	02/25/2050	6,706,689
41,351,272	Government National Mortgage Association, Series 2013-155-IB	0.00	% (e)(h)	09/16/2053	199,412
8,825,199	Government National Mortgage Association, Series 2019-128-KS (-1 x 1 Month LIBOR USD + 2.85%, 2.85% Cap)	2.40	% (h)(j)	10/20/2049	305,570
8,026,012	Government National Mortgage Association, Series 2020-104-SB (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	5.70	% (h)(j)	07/20/2050	1,509,170
23,954,298	Government National Mortgage Association, Series 2020-115-SA (-1 x 1 Month LIBOR USD + 4.20%, 4.20% Cap)	3.75	% (h)(j)	08/20/2050	2,146,614
17,361,500	Government National Mortgage Association, Series 2020-115-YS (-1 x 1 Month LIBOR USD + 4.20%, 4.20% Cap)	3.75	% (h)(j)	08/20/2050	1,826,206
39,869,571	Government National Mortgage Association, Series 2020-129-SA (-1 x 1 Month LIBOR USD + 3.75%, 3.75% Cap)	3.30	% (h)(j)	09/20/2050	2,115,316
42,504,481	Government National Mortgage Association, Series 2020-146-IJ	2.50	% (h)	10/20/2050	5,482,326
17,341,864	Government National Mortgage Association, Series 2020-189-SU (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	5.85	% (h)(j)	12/20/2050	2,985,707
13,901,953	Government National Mortgage Association, Series 2021-193-DS (-1 x Secured Overnight Financing Rate 30 Day Average + 2.60%, 2.60% Cap)	2.55	% (h)(j)	11/20/2051	727,075
9,832,437	Government National Mortgage Association, Series 2021-1-SH (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	5.85	% (h)(j)	01/20/2051	1,736,029
32,541,512	Government National Mortgage Association, Series 2021-35-IO	1.02	% (e)(h)	12/16/2062	2,712,397

Total US Government and Agency Mortgage Backed Obligations (Cost $89,484,492)					77,736,134

Common Stocks - 0.0%
2,146	CWT Travel Holdings, Inc. (k) (n)				63,843
15,858	Foresight Equity (k) (n)				331,905
5,568	Frontera Energy Corporation (k)				64,329
138	Frontera Holdings LLC Equity (k) (n)				259
197	Gulfport Energy Corporation (k)				17,694
3,553	Intelsat Emergence SA (k) (n)				106,590
9,088	McDermott International Ltd. (k)				5,998

Total Common Stocks (Cost $1,110,291)					590,618

Rights - 0.0%
372	Intelsat Jackson Holdings Ltd. - Series A (k)(n)				—
372	Intelsat Jackson Holdings Ltd. - Series B (k)(n)				—

Total Rights (Cost $0)					—

Warrants - 0.0%
3,500	Avation PLC, Expiration 10/21/2026, Strike Price GBP 0.54 (k)(n)				1,287
29,269	OAS S.A., Expiration 5/16/2039, Strike Price BRL 1.00 (k)(n)				—

Total Warrants (Cost $0)					1,287

Short Term Investments - 8.0%
24,742,596	First American Government Obligations Fund - Class U	0.20	% (l)		24,742,596
24,742,596	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.25	% (l)		24,742,596
24,742,596	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.23	% (l)		24,742,596
6,000,000	United States Treasury Bills	0.00%		04/28/2022	5,999,544
6,000,000	United States Treasury Bills	0.00%		07/28/2022	5,985,250
6,000,000	United States Treasury Bills	0.00%		10/06/2022	5,967,590
6,000,000	United States Treasury Bills	0.00%		01/26/2023	5,932,550

Total Short Term Investments (Cost $98,164,441)					98,112,722

Total Investments - 100.0% (Cost $1,302,226,461)					1,226,568,051
Liabilities in Excess of Other Assets - (0.0)%					(441,620)

NET ASSETS - 100.0%					$1,226,126,431

SECURITY TYPE BREAKDOWN as a % of Net Assets:

Collateralized Loan Obligations	19.6%
Non-Agency Residential Collateralized Mortgage Obligations	19.3%
Non-Agency Commercial Mortgage Backed Obligations	14.3%
Bank Loans	10.0%
Short Term Investments	8.0%
Foreign Corporate Bonds	7.0%
Asset Backed Obligations	6.5%
US Government and Agency Mortgage Backed Obligations	6.3%
US Corporate Bonds	5.8%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	3.2%
Common Stocks	0.0	% (m)
Warrants	0.0	% (m)
Rights	0.0	% (m)
Other Assets and Liabilities	(0.0)	% (m)

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:

Collateralized Loan Obligations	19.6%
Non-Agency Residential Collateralized Mortgage Obligations	19.3%
Non-Agency Commercial Mortgage Backed Obligations	14.3%
Short Term Investments	8.0%
Asset Backed Obligations	6.5%
US Government and Agency Mortgage Backed Obligations	6.3%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	3.2%
Energy	2.3%
Healthcare	1.9%
Utilities	1.7%
Electronics/Electric	1.6%
Banking	1.4%
Business Equipment and Services	1.3%
Media	1.1%
Transportation	1.1%
Chemicals/Plastics	0.8%
Retailers (other than Food/Drug)	0.8%
Finance	0.8%
Aerospace & Defense	0.7%
Leisure	0.7%
Telecommunications	0.7%
Industrial Equipment	0.5%
Insurance	0.5%
Building and Development (including Steel/Metals)	0.5%
Automotive	0.5%
Mining	0.5%
Hotels/Motels/Inns and Casinos	0.5%
Technology	0.4%
Food Products	0.3%
Commercial Services	0.3%
Financial Intermediaries	0.2%
Food Service	0.2%
Pharmaceuticals	0.2%
Containers and Glass Products	0.2%
Construction	0.2%
Consumer Products	0.2%
Environmental Control	0.1%
Chemical Products	0.1%
Conglomerates	0.1%
Real Estate	0.1%
Beverage and Tobacco	0.1%
Pulp & Paper	0.1%
Diversified Manufacturing	0.1%
Cosmetics/Toiletries	0.0	% (m)
Food/Drug Retailers	0.0	% (m)
Other Assets and Liabilities	(0.0)	% (m)

	100.0%

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
(b)	Principal only security
(c)

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of period end.

(d)

Security pays interest at rates that represent residual cashflows available after more senior tranches have been paid. The interest rate disclosed reflects the estimated rate in effect as of period end.

(e)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(f)	Perpetual maturity. The date disclosed is the next call date of the security.
(g)	Security is in default or has failed to make a scheduled payment. Income is not being accrued.
(h)	Interest only security
(i)

This security accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of period end.

(j)

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(k)	Non-income producing security
(l)	Seven-day yield as of period end
(m)	Represents less than 0.05% of net assets
(n)	Value determined using significant unobservable inputs.
(o)

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of period end.

PIK

A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

BRL	Brazilian Real
GBP	British Pound

A summary of the DoubleLine Flexible Income Fund’s investments in affiliated mutual funds for the year ended March 31, 2022 is as follows:

Fund	Value at March 31, 2021	Gross Purchases	Gross Sales	Shares Held at March 31, 2022	Value at March 31, 2022	Change in Unrealized for the Year Ended March 31, 2022	Dividend Income Earned for the Year Ended March 31, 2022	Net Realized Gain (Loss) for the Year Ended March 31, 2022
DoubleLine Global Bond Fund (Class I)	$47,032,734	$—	$(44,499,139)	—	$—	$(603,524)	$125,320	$(1,930,071)

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DoubleLine Funds Trust and Shareholders of DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Shiller Enhanced CAPE®, and DoubleLine Flexible Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments—summary, of DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Shiller Enhanced CAPE®, and DoubleLine Flexible Income Fund (four of the funds constituting DoubleLine Funds Trust, herein collectively referred to as the “Funds”) as of March 31, 2022, the related statements of operations for the year ended March 31, 2022, the statements of changes in net assets for each of the two years in the period ended March 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) as of March 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

Los Angeles, California May 23, 2022

We have served as the auditor of one or more investment companies in the DoubleLine Investment Company Complex since 2010.

PricewaterhouseCoopers LLP, 601 South Figueroa Street, Los Angeles CA 90017 T: (213) 356-6000, F: (813) 637-4444, www.pwc.com

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DoubleLine Funds Trust

By (Signature and Title)	/s/ Ronald R. Redell
Ronald R. Redell, President

Date	6/2/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Ronald R. Redell
Ronald R. Redell, President

Date	6/2/2022

By (Signature and Title)	/s/ Henry V. Chase
Henry V. Chase, Treasurer and
Principal Financial and Accounting Officer

Date	6/2/2022